UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-08399

PIMCO Variable Insurance Trust

(Exact name of registrant as specified in charter)

650 Newport Center Drive, Newport Beach, CA 92660

(Address of principal executive office)

Trent W. Walker

Treasurer (Principal Financial & Accounting Officer)

PIMCO Variable Insurance Trust

650 Newport Center Drive

Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

Brendan C. Fox

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Registrant’s telephone number, including area code: (888) 877-4626

Date of fiscal year end: December 31

Date of reporting period: December 31, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507

Item 1.	Reports to Shareholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30e-1).

•	PIMCO All Asset All Authority Portfolio – Institutional, Administrative, Advisor Classes
•	PIMCO All Asset Portfolio – Institutional, M, Administrative, Advisor Classes
•	PIMCO CommodityRealReturn® Strategy Portfolio – Institutional, M, Administrative, Advisor Classes
•	PIMCO Emerging Markets Bond Portfolio – Institutional, M, Administrative, Advisor Classes
•	PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) – Institutional, Administrative, Advisor Classes
•	PIMCO Foreign Bond Portfolio (Unhedged) – Institutional, Administrative, Advisor Classes
•	PIMCO Global Advantage® Strategy Bond Portfolio - Administrative Class
•	PIMCO Global Bond Portfolio (Unhedged) - Institutional, Administrative, Advisor Classes
•	PIMCO Global Diversified Allocation Portfolio - Administrative, Advisor Classes
•	PIMCO Global Multi-Asset Managed Allocation Portfolio - Institutional, Administrative, Advisor Classes
•	PIMCO Global Multi-Asset Managed Volatility Portfolio - Administrative, Advisor Classes
•	PIMCO High Yield Portfolio - Institutional, Administrative, Advisor Classes
•	PIMCO Long-Term U.S. Government Portfolio - Institutional, Administrative, Advisor Classes
•	PIMCO Low Duration Portfolio - Institutional, Administrative, Advisor Classes
•	PIMCO Money Market Portfolio - Institutional, Administrative Classes
•	PIMCO Real Return Portfolio- Institutional, Administrative, Advisor Classes
•	PIMCO Short-Term Portfolio - Institutional, Administrative, Advisor Classes
•	PIMCO Total Return Portfolio - Institutional, Administrative, Advisor Classes
•	PIMCO Unconstrained Bond Portfolio - Institutional, M, Administrative, Advisor Classes

PIMCO Variable Insurance Trust

Annual Report

December 31, 2015

PIMCO All Asset All Authority Portfolio

Share Classes

■	Institutional
■	Administrative
■	Advisor

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

Please find enclosed the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2015. The following pages contain specific details about the Portfolio’s investment performance and a discussion of the factors that most affected performance over the reporting period.

Heightened market volatility throughout the reporting period was sparked by a mix of investor concerns including geopolitical developments, monetary policy and the potential for slowing global economic growth, which generally contributed to dampened investor sentiment. In particular, increasing concern over the outlook for Chinese growth sent commodity prices and inflation expectations lower, while also negatively impacting prices of emerging market (“EM”) debt and equities. In addition, the Chinese equity market began a strong decline in June 2015, which prompted the Chinese government to prop-up equity share prices and devalue the Chinese yuan. Volatility in Chinese equity markets continued into January 2016 on renewed concern over slowing Chinese economic growth. Furthermore, rising tension in the Middle East and the continued debt crisis in Greece also contributed to investor unease throughout the reporting period.

Economic data in the U.S. continued to confirm a healthy economy, particularly labor market indicators such as employment and wages. Still, signs of caution remained, particularly as U.S. consumers appeared to be more selective in their spending and chose to save rather than spend their windfall from lower gas prices. Additionally, consumer sentiment and certain housing indicators softened towards the end of the reporting period, and December 2015 U.S. manufacturing data indicated the fastest contraction in six years. Within the Eurozone, volatility increased despite gradual improvement in the underlying economies. Eurozone economic data also showed generally positive signs of an early recovery but were tempered slightly by sluggish inflation.

The theme of divergent global central bank monetary policy continued throughout the reporting period. The European Central Bank (“ECB”) expressed its commitment to increase quantitative easing (or large-scale asset purchases), along with the Bank of Japan and the People’s Bank of China who also indicated their intent to accelerate such measures. The Federal Reserve (“Fed”), on the other hand, moved on December 16 to raise the Federal Funds Rate by 0.25% to a new range of 0.25% - 0.50%, marking its first rate hike in nine years. However, the Fed noted that future increases in its target rate would be “gradual” and in-line with their previous projections, which helped to ease investor concerns. Outside of the reporting period on January 27, the Fed opted to leave the Federal Funds Rate unchanged, noting their intent to closely monitor how the global economy and markets influence the U.S. economic outlook.

Highlights of the financial markets during the twelve-month fiscal reporting period include:

■

U.S. Treasuries, as represented by the Barclays U.S. Treasury Index, returned 0.84% for the reporting period as yields generally rose slightly across the Treasury yield curve. The benchmark ten-year U.S. Treasury note yielded 2.27% at the end of the reporting period, up from 2.17% on December 31, 2014. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 0.55% for the reporting period.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Barclays U.S. TIPS Index, declined 1.44% over the reporting period. U.S. TIPS were pressured over the year as breakeven inflation levels, a proxy for inflation expectations, declined in-line with commodity markets. Global inflation-linked bonds (“ILBs”) were also down overall during the reporting period, as the slide in energy and other commodities impacted inflation expectations globally. Despite this headwind, European ILBs fared better than other developed countries and posted marginal gains in local currencies as real yields benefited from the ECB’s quantitative easing support.

■

Prices on broad commodities were down over the reporting period, led lower primarily by energy and industrial metal prices. Crude oil prices faced increasing pressure from a persisting inventory glut and production growth, especially from the Organization of the Petroleum Exporting Countries (“OPEC”). Towards the end of the reporting period, seasonally warm weather put further pressure on oil prices, which ended the year considerably lower. Diversified commodities, as represented by the Bloomberg Commodity Index Total Return, declined 24.66% over the reporting period.

2	PIMCO VARIABLE INSURANCE TRUST

■

Agency mortgage-backed securities (“MBS”), as represented by the Barclays U.S. MBS Fixed Rate Index, returned 1.51% over the reporting period. Non-Agency MBS prices were mixed amid weakness in the broader credit markets, although underlying collateral performance has generally been in-line with investor expectations and continues to gradually improve over the long-term.

■

U.S. investment grade credit, as represented by the Barclays U.S. Credit Index, declined 0.77% over the reporting period. Investment grade credit valuations cheapened as a record $1.15 trillion of new issuance came to market and commodity prices continued to fall given worries over slowing Chinese growth. Developed market global high yield bonds, as measured by the BofA Merrill Lynch Developed Markets High Yield Constrained Index, declined 3.05% over the reporting period. Weakness in the commodity-oriented sectors including energy and metals & mining, weighed on returns as oil and other commodity prices fell. Overall, global high yield spreads and yields rose throughout the reporting period and ended higher.

■

EM external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 1.23% over the reporting period. EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), declined 14.92% over the reporting period. Idiosyncratic forces remained a dominant theme. China, for example, continued to expand its accommodative measures as both growth and inflation showed signs of further moderation. In addition, the Russian ruble continued its recovery from 2014 weakness before stumbling toward the end of the reporting period on oil price weakness.

■

Equity markets showed mixed performance globally amid a period marked by economic uncertainty, increased volatility and divergent central bank monetary policy. U.S. equities, as represented by the S&P 500 Index, returned 1.38% (on a total return basis) and developed market equities outside the U.S., as represented by the MSCI EAFE Net Dividend Index (USD Unhedged), declined 0.81% over the reporting period. However, ultra-easy monetary policy in Europe and Japan benefited European and Japanese equity markets, which generally posted positive returns. However, EM equities, as represented by the MSCI Emerging Markets Index (Net Dividends in USD), declined 14.92% over the same period, due to headwinds from a stronger U.S. dollar, falling commodity prices, concerns over slower Chinese economic growth and declining Chinese equities.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your broad investment needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Variable Insurance Trust February 18, 2016

ANNUAL REPORT	DECEMBER 31, 2015	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of nineteen separate investment portfolios, including the PIMCO All Asset All Authority Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

The Portfolio is a “fund of funds,” which is a term used to describe mutual funds that pursue their investment objective by investing in other mutual funds instead of investing directly in stocks or bonds of other issuers. Under normal circumstances, the Portfolio invests substantially all of its assets in Institutional Class or, as applicable, Class M shares of any funds of the PIMCO Funds and PIMCO Equity Series, affiliated open-end investment companies, except funds of funds, and shares of any actively-managed funds of the PIMCO ETF Trust, an affiliated investment company (collectively, “Underlying PIMCO Funds”). The cost of investing in these Funds will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds.

In an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by the Portfolio are likely to decrease in value. A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and significant, and there is no guarantee that Fund management will anticipate such movement accurately.

As of the date of this report, interest rates in the U.S. are near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program and has begun, and may continue, to raise interest rates. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, or negatively impact the Portfolio’s performance or cause the Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions, which among other things, could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus. Some of these risks may include, but are not limited to the following: allocation risk, fund of funds risk, issuer non-diversification risk, leveraging risk, market trading risk, municipal project-specific risk, municipal bond risk, interest rate risk, call risk, credit risk, high yield risk, distressed company risk, market risk, issuer risk, liquidity risk, derivatives risk, futures contract risk, model risk, commodity risk, equity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, real estate risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk, smaller company risk, management risk, tax risk, subsidiary risk, short sale risk, value investing risk, arbitrage risk and convertible securities risk. A complete description of these and other risks is contained in the Portfolio’s prospectus.

An Underlying PIMCO Fund may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, leverage risk, management risk and the risk that the Underlying PIMCO Fund may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on an Underlying PIMCO Fund. For example, a small investment in a derivative instrument may have a significant impact on an Underlying PIMCO Fund’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in an asset, instrument or component of the index underlying a derivative instrument may cause an immediate and substantial loss or gain in the Underlying PIMCO Fund, which translates into heightened volatility for the Portfolio. An Underlying PIMCO Fund may engage in such transactions regardless of whether the Fund owns the asset, instrument or components of the index underlying the derivative instrument. An Underlying PIMCO Fund may invest a significant portion of its assets in these types of instruments. If it does, the Underlying PIMCO Fund’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. An Underlying PIMCO Fund’s investment in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if an Underlying PIMCO Fund invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign (non-U.S.) issuer.

High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in such markets. Thus, high yield investments increase the

4	PIMCO VARIABLE INSURANCE TRUST

chance that the Portfolio will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage- and Asset-Backed Securities represent ownership interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, Mortgage-and Asset-Backed Securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on Mortgage- and Asset-Backed Securities depend on the ability of the underlying assets to generate cash flow.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart reflects only Administrative Class performance. Performance for Institutional Class, Class M and Advisor Class shares, if applicable, may be higher or lower based on each class’s expense ratios. The Portfolio’s total annual operating expense ratios on the Portfolio Summary page are as of the currently effective prospectus, as supplemented to date. The Portfolio measures its performance against a broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

The following table discloses the inception dates of the Portfolio and its respective share classes along with the Portfolio’s diversification status as of period end:

Portfolio Name	Portfolio Inception	Institutional Class	Class M	Administrative Class	Advisor Class	Diversification Status
PIMCO All Asset All Authority Portfolio	4/30/14	4/30/14	—	4/30/14	4/30/14	Diversified

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolio. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Portfolio creates a contract between or among any shareholder of the Portfolio, on the one hand, and the Trust, the Portfolio, a service provider to the Trust or the Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and is available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

ANNUAL REPORT	DECEMBER 31, 2015	5

PIMCO All Asset All Authority Portfolio

Cumulative Returns Through December 31, 2015

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown†

PIMCO StocksPLUS® Short Fund	14.1%
PIMCO Emerging Markets Currency Fund	8.7%
PIMCO RAE Low Volatility PLUS EMG Fund	7.4%
PIMCO Emerging Local Bond Fund	6.9%
PIMCO RAE Worldwide Long/Short PLUS Fund	6.4%
PIMCO Income Fund	5.7%
Other	50.8%
†	% of Investments, at value as of 12/31/15. Financial derivative instruments, if any, are excluded.

Average Annual Total Return for the period ended December 31, 2015
	1 Year	Inception*
PIMCO All Asset All Authority Portfolio Institutional Class	(12.17)%	(10.59)%
PIMCO All Asset All Authority Portfolio Administrative Class	(12.35)%	(10.77)%
PIMCO All Asset All Authority Portfolio Advisor Class	(12.40)%	(10.84)%
S&P 500 Index±	1.38%	7.24%	**
Consumer Price Index + 650 Basis Points±±	7.16%	6.89%	**

All Portfolio returns are net of fees and expenses.

* For class inception dates please refer to the Important Information.

** Average annual total return since 04/30/2014.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), as supplemented to date, is 1.96% for Institutional Class shares, 2.11% for Administrative Class shares, and 2.21% for Advisor Class shares.

± S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market.

±± CPI + 650 Basis Points benchmark is created by adding 6.5% to the annual percentage change in the Consumer Price Index (“CPI”). This index reflects seasonally adjusted returns. The Consumer Price Index is an unmanaged index representing the rate of inflation of the U.S. consumer prices as determined by the U.S. Bureau of Labor Statistics. There can be no guarantee that the CPI or other indexes will reflect the exact level of inflation at any given time.

It is not possible to invest in an unmanaged index.

Investment Objective and Strategy Overview

»

The PIMCO All Asset All Authority Portfolio seeks maximum real return, consistent with preservation of real capital and prudent investment management, by investing under normal circumstances substantially all of its assets in Institutional Class or, as applicable, Class M shares of any funds of the PIMCO Funds and PIMCO Equity Series, affiliated open-end investment companies, except funds of funds, and shares of any actively-managed funds of the PIMCO ETF Trust, an affiliated investment company (collectively, “Underlying PIMCO Funds”). The Portfolio invests its assets in shares of the Underlying PIMCO Funds and does not invest directly in stocks or bonds of other issuers. Research Affiliates, LLC, the Portfolio’s asset allocation sub-adviser, determines how the Portfolio allocates and reallocates its assets among the Underlying PIMCO Funds. In doing so, the asset allocation sub-adviser seeks concurrent exposure to a broad spectrum of asset classes. The Portfolio may invest in Underlying PIMCO Funds at the discretion of PIMCO and without shareholder approval.

Portfolio Insights

»

Exposure to emerging market equities, primarily through the PIMCO RAE Fundamental PLUS EMG Fund and the PIMCO RAE Low Volatility PLUS EMG Fund, detracted from performance, as these Underlying PIMCO Funds posted negative returns during the reporting period.

»

Exposure to emerging market bonds and currencies, primarily through the PIMCO Emerging Local Bond Fund and the PIMCO Emerging Markets Currency Fund, detracted from performance, as these Underlying PIMCO Funds posted negative returns during the reporting period.

»

Commodities exposure, primarily through the PIMCO CommoditiesPLUS® Strategy Fund and the PIMCO CommodityRealReturn Strategy Fund®, detracted from performance, as these Underlying PIMCO Funds posted negative returns during the reporting period.

»

Allocations to alternative strategies, primarily through the PIMCO RAE Worldwide Fundamental Advantage PLUS Fund and the PIMCO RAE Worldwide Long/Short PLUS Fund detracted from performance, as these Underlying PIMCO Funds posted negative returns during the reporting period.

»

Exposure to the inverse of the S&P 500 Index, achieved through the PIMCO StocksPLUS® AR Short Strategy Fund, detracted from performance, as this Underlying PIMCO Fund posted negative returns during the reporting period.

»	An allocation to the PIMCO Income Fund benefited performance, as this Underlying PIMCO Fund gained value during the reporting period.

6	PIMCO VARIABLE INSURANCE TRUST

Expense Example PIMCO All Asset All Authority Portfolio

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held from July 1, 2015 to December 31, 2015 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (07/01/15)	Ending Account Value (12/31/15)	Expenses Paid During Period*	Beginning Account Value (07/01/15)	Ending Account Value (12/31/15)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$886.10	$4.49	$1,000.00	$1,020.85	$4.81	0.93%
Administrative Class	1,000.00	885.30	5.22	1,000.00	1,020.08	5.59	1.08
Advisor Class	1,000.00	884.70	5.70	1,000.00	1,019.57	6.10	1.18

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 187/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers can be found in Note 7 in the Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2015	7

Financial Highlights PIMCO All Asset All Authority Portfolio

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Loss	Total from Investment Operations	Dividends from Net Investment Income (b)	Distributions from Net Realized Capital Gains (b)	Total Distributions

Institutional Class
12/31/2015	$9.02	$0.38	$(1.47)	$(1.09)	$(0.26)	$(0.02)	$(0.28)
04/30/2014 - 12/31/2014	10.00	0.64	(1.19)	(0.55)	(0.42)	(0.01)	(0.43)

Administrative Class
12/31/2015	9.02	0.31	(1.41)	(1.10)	(0.25)	(0.02)	(0.27)
04/30/2014 - 12/31/2014	10.00	0.44	(1.00)	(0.56)	(0.41)	(0.01)	(0.42)

Advisor Class
12/31/2015	9.01	0.35	(1.46)	(1.11)	(0.24)	(0.02)	(0.26)
04/30/2014 - 12/31/2014	10.00	0.56	(1.13)	(0.57)	(0.41)	(0.01)	(0.42)

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)	Determined in accordance with federal income tax regulations, see Note 2(c) in the Notes to Financial Statements for more information.
(c)	Ratio of expenses to average net assets includes line of credit expenses.

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$7.65	(12.17)%	$884	1.30	%(c)	1.39	%(c)	0.36%		0.45%		4.45%		67%
9.02	(5.57)	583	0.81	*(c)	1.15	*(c)	0.37	*	0.71	*	9.79	*	117

7.65	(12.35)	4,594	1.45	(c)	1.54	(c)	0.51		0.60		3.57		67
9.02	(5.70)	7,338	0.96	(c)*	1.30	*(c)	0.52	*	0.86	*	6.61	*	117

7.64	(12.40)	4,099	1.55	(c)	1.64	(c)	0.61		0.70		4.11		67
9.01	(5.76)	3,588	1.06	*(c)	1.40	*(c)	0.62	*	0.96	*	8.48	*	117

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2015	9

Statement of Assets and Liabilities PIMCO All Asset All Authority Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2015

Assets:
Investments, at value
Investments in Affiliates	$13,579
Cash	12
Receivable for Portfolio shares sold	1
Dividends receivable from Affiliates	23
Total Assets	13,615

Liabilities:
Borrowings & Other Financing Transactions
Payable for line of credit	$3,997
Payable for investments in Affiliates purchased	35
Accrued investment advisory fees	2
Accrued supervisory and administrative fees	2
Accrued distribution fees	2
Total Liabilities	4,038

Net Assets	$9,577

Net Assets Consist of:
Paid in capital	$12,499
Undistributed net investment income	111
Accumulated undistributed net realized (loss)	(764)
Net unrealized (depreciation)	(2,269)
$9,577

Net Assets:
Institutional Class	$884
Administrative Class	4,594
Advisor Class	4,099

Shares Issued and Outstanding:
Institutional Class	116
Administrative Class	600
Advisor Class	537

Net Asset Value and Redemption Price Per Share Outstanding:
Institutional Class	$7.65
Administrative Class	7.65
Advisor Class	7.64
Cost of investments in Affiliates	$15,848

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO All Asset All Authority Portfolio

(Amounts in thousands)	Year Ended December 31, 2015

Investment Income:
Dividends from Investments in Affiliates	$607
Total Income	607

Expenses:
Investment advisory fees	23
Supervisory and administrative fees	28
Servicing fees - Administrative Class	9
Distribution and/or servicing fees - Advisor Class	11
Interest expense	108
Miscellaneous expense	1
Total Expenses	180
Waiver and/or Reimbursement by PIMCO	(11)
Net Expenses	169

Net Investment Income	438

Net Realized Gain (Loss):
Investments in Affiliates	(668)
Net capital gain distributions received from Affiliate investments	36

Net Realized (Loss)	(632)

Net Change in Unrealized (Depreciation):
Investments in Affiliates	(1,147)

Net Change in Unrealized (Depreciation)	(1,147)

Net (Decrease) in Net Assets Resulting from Operations	$(1,341)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2015	11

Statements of Changes in Net Assets PIMCO All Asset All Authority Portfolio

(Amounts in thousands†)	Year Ended December 31, 2015	Period from April 30, 2014 to December 31, 2014

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$438	$368
Net realized (loss)	(632)	(18)
Net change in unrealized (depreciation)	(1,147)	(1,122)

Net (Decrease) in Net Assets Resulting from Operations	(1,341)	(772)

Distributions to Shareholders:
From net investment income (a)
Institutional Class	(27)	(24)
Administrative Class	(158)	(301)
Advisor Class	(125)	(140)
From net realized capital gains (a)
Institutional Class	(3)	0
Administrative Class	(13)	(4)
Advisor Class	(12)	(2)

Total Distributions	(338)	(471)

Portfolio Share Transactions:
Net increase (decrease) resulting from Portfolio share transactions**	(253)	12,752

Total Increase (Decrease) in Net Assets	(1,932)	11,509

Net Assets:
Beginning of year or period	11,509	0
End of year or period*	$9,577	$11,509

* Including undistributed net investment income of:	$111	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 11 in the Notes to Financial Statements.
(a)	Determined in accordance with federal income tax regulations, see Note 2(c) in the Notes to Financial Statements for more information.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Cash Flows PIMCO All Asset All Authority Portfolio

(Amounts in thousands†)	Year Ended December 31, 2015

Cash Flows Provided by Operating Activities:

Net (decrease) in net assets resulting from operations	$(1,341)

Adjustments to Reconcile Net (Decrease) in Net Assets from Operations to Net Cash Provided by Operating Activities:
Purchases of long-term securities	(10,698)
Proceeds from sales of long-term securities	11,432
Proceeds from sales of short-term portfolio investments, net	1
Decrease in receivable for Affiliates sold	197
Decrease in dividends receivable from Affiliates	3
Decrease in reimbursement receivable from PIMCO	1
(Decrease) in payable for investments purchased	(740)
Net Realized (Gain) Loss
Investments in Affiliates	668
Net capital gain distributions received from Affiliate investments	(36)
Net Change in Unrealized Depreciation
Investments in Affiliates	1,147
Net Cash Provided by Operating Activities	634

Cash Flows (Used for) Financing Activities:
Proceeds from shares sold	4,489
Payments on shares redeemed	(5,079)
Cash dividend paid*	0
Net borrowing of line of credit	(706)

Net Cash (Used for) Financing Activities	(1,296)

Net (Decrease) in Cash and Foreign Currency	(662)

Cash and Foreign Currency:
Beginning of year	674
End of year	$12

* Reinvestment of distributions	$338

Supplemental Disclosure of Cash Flow Information:
Interest expense paid during the year	$107

†	A zero balance may reflect actual amounts rounding to less than one thousand.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2015	13

Schedule of Investments PIMCO All Asset All Authority Portfolio

December 31, 2015

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 141.8%

MUTUAL FUNDS (a) 141.8%
PIMCO CommoditiesPLUS® Strategy Fund	44,812	$242
PIMCO CommodityRealReturn Strategy Fund®	31,359	198
PIMCO Credit Absolute Return Fund	9,668	90
PIMCO Diversified Income Fund	3,550	36
PIMCO Emerging Local Bond Fund	140,264	931
PIMCO Emerging Markets Bond Fund	6,251	58
PIMCO Emerging Markets Corporate Bond Fund	2,258	22
PIMCO Emerging Markets Currency Fund	142,005	1,187
PIMCO EqS® Long/Short Fund	5,909	69
PIMCO Floating Income Fund	2,730	21
PIMCO Foreign Bond Fund (Unhedged)	2,917	26
PIMCO Global Advantage® Strategy Bond Fund	10,946	107
PIMCO High Yield Fund	31,623	261
PIMCO High Yield Spectrum Fund	56,360	512
PIMCO Income Fund	65,631	770

	SHARES	MARKET VALUE (000S)
PIMCO Investment Grade Corporate Bond Fund	24,548	$244
PIMCO Long Duration Total Return Fund	11,048	118
PIMCO Long-Term Credit Fund	6,473	70
PIMCO Long-Term U.S. Government Fund	333	2
PIMCO Low Duration Fund	45,257	446
PIMCO Mortgage Opportunities Fund	7,671	84
PIMCO RAE Fundamental Advantage PLUS Fund	29,444	282
PIMCO RAE Fundamental PLUS EMG Fund	79,435	564
PIMCO RAE Fundamental PLUS Fund	9,798	57
PIMCO RAE Fundamental PLUS International Fund	30,283	231
PIMCO RAE Fundamental PLUS Small Fund	6,477	57
PIMCO RAE Low Volatility PLUS EMG Fund	138,268	1,012
PIMCO RAE Low Volatility PLUS Fund	24,905	261
PIMCO RAE Low Volatility PLUS International Fund	63,935	581

	SHARES	MARKET VALUE (000S)
PIMCO RAE Worldwide Fundamental Advantage PLUS Fund	46,066	$399
PIMCO RAE Worldwide Long/Short PLUS Fund	96,818	865
PIMCO Real Return Asset Fund	84,807	650
PIMCO Real Return Fund	13,483	142
PIMCO RealEstateRealReturn Strategy Fund	38,511	290
PIMCO Senior Floating Rate Fund	37,373	358
PIMCO StocksPLUS® Short Fund	178,030	1,914
PIMCO Total Return Fund	14,183	143
PIMCO TRENDS Managed Futures Strategy Fund	3,572	33
PIMCO Unconstrained Bond Fund	23,831	246

Total Mutual Funds (Cost $15,848)		13,579

Total Investments in Affiliates (Cost $15,848)		13,579

Total Investments 141.8% (Cost $15,848)		$13,579

Other Assets and Liabilities, net (41.8%)		(4,002)

Net Assets 100.0%		$9,577

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2015 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2015
Investments in Affiliates, at Value
Mutual Funds	$13,579	$0	$0	$13,579

There were no significant transfers between Levels 1, 2, or 3 during the period ended December 31, 2015.

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Notes to Financial Statements

December 31, 2015

1. ORGANIZATION

The PIMCO All Asset All Authority Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Institutional, Administrative and Advisor. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio. Research Affiliates, LLC (“Research Affiliates”) serves as the asset allocation sub-adviser to the Portfolio.

The Portfolio may invest substantially all of its assets in Institutional Class, or as applicable, Class M shares of any funds of the PIMCO Funds and PIMCO Equity Series, except other fund of funds, and shares of any actively-managed funds of the PIMCO ETF Trust (the “Underlying PIMCO Funds”). The Portfolio’s investment in a particular Underlying PIMCO Fund normally will not exceed 50% of its total assets. The Portfolio’s investments in the Short Strategy Underlying PIMCO Funds (as set forth in the Portfolio’s current prospectus), which seek to gain a negative exposure to an asset class such as equities or commodities, normally will not exceed 20% of its total assets. The Portfolio’s combined investments in the Domestic Equity-Related Underlying PIMCO Funds (as set forth in the Portfolio’s current prospectus) will not exceed 50% of its total assets. In addition, the Portfolio’s combined investments in Inflation-Related Underlying PIMCO Funds (as set forth in the Portfolio’s current prospectus), which seek to gain exposure to an asset class such as U.S. Treasury Inflation-Protected Securities (“TIPS”), commodities, or real estate, normally will not exceed 75% of its total assets.

The Portfolio’s assets are not allocated according to a predetermined blend of shares of the Underlying PIMCO Funds. Instead, when making allocation decisions among the Underlying PIMCO Funds, the Portfolio’s asset allocation sub-adviser considers various quantitative and qualitative data relating to the U.S. and foreign economies and securities markets. Such data includes projected growth trends in the U.S. and foreign economies, forecasts for interest rates and the relationship between short- and long-term interest rates (yield curve), current and projected trends in inflation, relative valuation levels in the equity and fixed income markets and various segments within those markets, the outlook and projected growth of various industrial sectors, information relating to business cycles, borrowing needs and the cost of capital, political trends data relating to trade balances and labor information. The Portfolio’s asset allocation sub-adviser has the flexibility to reallocate the Portfolio’s assets among any or all of the asset class exposures represented by the Underlying PIMCO Funds based on its ongoing analyses of the equity, fixed income and commodity markets. While these analyses are performed daily, material shifts in asset class exposures typically take place over longer periods of time.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies are recorded as dividend income. Long-term capital gain distributions received from registered investment companies are recorded as realized gains.

(b) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are

ANNUAL REPORT	DECEMBER 31, 2015	15

Notes to Financial Statements (Cont.)

allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Portfolio’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(c) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of transactions that may cause character differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed (overdistributed) net realized gains (losses) and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(d) Statement of Cash Flows  U.S. GAAP requires entities providing financial statements that report both financial position and results of operations to also provide a Statement of Cash Flows for each period for which results of operations are provided, but exempts investment companies meeting certain conditions. One of the conditions is that substantially all of the enterprise’s investments were carried at fair value during the period and classified as Level 1 or Level 2 in the fair value hierarchy in accordance with the requirements of U.S. GAAP. Another condition is that the enterprise had little or no debt, based on the average debt outstanding during the period, in relation to average total assets. Portfolios with certain degrees of borrowing activity, typically through the use of reverse repurchase agreements, sale-buyback transactions or a line of credit, have been determined to be at a level requiring a Statement of Cash Flows. The Statement of Cash Flows has been prepared using the indirect method which requires net increase (decrease) in net assets resulting from operations to be adjusted to reconcile to net cash flows from operating activities.

(e) New Accounting Pronouncements  In June 2014, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2014-11, that expanded secured borrowing accounting for certain repurchase agreements. The ASU also sets forth additional disclosure requirements for certain transactions accounted for as sales in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. The ASU became effective prospectively for annual periods beginning after December 15, 2014, and interim periods beginning after March 15, 2015. The Portfolio has adopted the ASU. The financial statements have been modified to provide enhanced disclosures surrounding secured borrowing transactions, if any. See the Notes to Schedule of Investments for additional details.

In August 2014, the FASB issued ASU 2014-15 requiring management to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the entity’s ability to continue as a going concern. The ASU is effective prospectively for annual periods ending after December 15, 2016, and interim periods thereafter. At this time, management is evaluating the implications of these changes on the financial statements.

In May 2015, the FASB issued ASU 2015-07 which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the NAV per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of the Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets attributable to the Portfolio or class, less any liabilities, by the total number of shares outstanding of the Portfolio or class.

16	PIMCO VARIABLE INSURANCE TRUST

December 31, 2015

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio and Underlying PIMCO Fund shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Portfolio or an Underlying PIMCO Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Portfolio reserves the right to change the time its NAV is calculated if the Portfolio closes earlier, or as permitted by the SEC.

The assets of the Portfolio consist of shares of the Underlying PIMCO Funds, which are valued at their respective NAVs at the time of valuation of the Portfolio’s shares. For purposes of calculating the NAV of the Underlying PIMCO Funds, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures, are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services or other pricing sources. With respect to any portion of an Underlying PIMCO Fund’s assets that are invested in one or more open-end management investment companies (other than exchange-traded funds (“ETFs”)), the Underlying PIMCO Fund’s NAV will be calculated based upon the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. Foreign (non-U.S.) exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of an Underlying PIMCO Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio invests in Underlying PIMCO Funds that hold foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good

ANNUAL REPORT	DECEMBER 31, 2015	17

Notes to Financial Statements (Cont.)

faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board (“Valuation Oversight Committee”), generally based on recommendations provided by the Adviser. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of an Underlying PIMCO Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When an Underlying PIMCO Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s and Underlying PIMCO Funds’ NAVs that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that an Underlying PIMCO Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by an Underlying PIMCO Fund may differ from the value that would be realized if the securities were sold. An Underlying PIMCO Fund’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1 — Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers in and out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets

18	PIMCO VARIABLE INSURANCE TRUST

December 31, 2015

and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemption where the inputs to the NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

The validity of the fair value is reviewed by the Adviser on a periodic basis and may be amended in accordance with the Trust’s valuation procedures.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Portfolio invests under normal circumstances substantially all of its assets in Institutional Class or, as applicable, Class M shares of any funds of the PIMCO Funds and PIMCO Equity Series, affiliated open-end investment companies, except funds of funds, and shares of any actively-managed funds of the PIMCO ETF Trust, an affiliated investment company. The Underlying PIMCO Funds are considered to be affiliated with the Portfolio. The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The Central Funds are considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the Underlying PIMCO Funds or Central Funds for the period ended December 31, 2015 (amounts in thousands†):

Underlying PIMCO Funds	Market Value 12/31/2014	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2015	Dividend Income (1)	Realized Net Capital Gain Distributions (1)
PIMCO CommoditiesPLUS® Strategy Fund	$518	$67	$(247)	$(106)	$10	$242	$5	$0
PIMCO CommodityRealReturn Strategy Fund®	362	141	(228)	(72)	(5)	198	11	0
PIMCO Credit Absolute Return Fund	124	11	(40)	(3)	(2)	90	3	0
PIMCO Diversified Income Fund	9	45	(15)	(1)	(2)	36	2	0
PIMCO Emerging Local Bond Fund	1,188	447	(447)	(101)	(156)	931	58	0
PIMCO Emerging Markets Bond Fund	157	24	(117)	(9)	3	58	4	0
PIMCO Emerging Markets Corporate Bond Fund	62	1	(38)	(3)	0	22	1	0
PIMCO Emerging Markets Currency Fund	1,134	637	(460)	(51)	(73)	1,187	35	0
PIMCO EqS® Long/Short Fund	68	13	(12)	0	0	69	0	1
PIMCO EqS Pathfinder Fund®**	124	20	(157)	(19)	32	0	0	0
PIMCO Floating Income Fund	11	26	(15)	0	(1)	21	1	0
PIMCO Foreign Bond Fund (Unhedged)	40	21	(30)	(3)	(2)	26	1	0
PIMCO Global Advantage® Strategy Bond Fund	4	119	(10)	0	(6)	107	2	0
PIMCO High Yield Fund	368	165	(243)	(13)	(16)	261	20	7
PIMCO High Yield Spectrum Fund	455	202	(93)	(8)	(44)	512	39	0
PIMCO Income Fund	1,016	177	(385)	(10)	(28)	770	66	1
PIMCO Investment Grade Corporate Bond Fund	223	102	(65)	(1)	(15)	244	14	2
PIMCO Long Duration Total Return Fund	173	131	(175)	5	(16)	118	6	3
PIMCO Long-Term Credit Fund	155	113	(188)	4	(14)	70	8	2
PIMCO Long-Term U.S. Government Fund	391	2	(396)	40	(35)	2	2	0
PIMCO Low Duration Fund	100	4,267	(3915)	(5)	(1)	446	7	0
PIMCO Mortgage Opportunities Fund	90	34	(39)	0	(1)	84	4	0
PIMCO RAE Fundamental Advantage PLUS Fund	667	242	(566)	(49)	(12)	282	25	0
PIMCO RAE Fundamental PLUS EMG Fund	715	187	(166)	(14)	(158)	564	0	0
PIMCO RAE Fundamental PLUS Fund	72	15	(22)	(3)	(5)	57	2	1
PIMCO RAE Fundamental PLUS International Fund	345	55	(144)	(47)	22	231	8	0
PIMCO RAE Fundamental PLUS Small Fund	87	33	(44)	(2)	(17)	57	3	11

ANNUAL REPORT	DECEMBER 31, 2015	19

Notes to Financial Statements (Cont.)

Underlying PIMCO Funds	Market Value 12/31/2014	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2015	Dividend Income (1)	Realized Net Capital Gain Distributions (1)
PIMCO RAE Low Volatility PLUS EMG Fund	$1,163	$383	$(255)	$(19)	$(260)	$1,012	$24	$0
PIMCO RAE Low Volatility PLUS Fund	365	68	(162)	(3)	(7)	261	2	3
PIMCO RAE Low Volatility PLUS International Fund	704	154	(246)	(11)	(20)	581	28	0
PIMCO RAE Worldwide Fundamental Advantage PLUS Fund	650	64	(271)	(18)	(26)	399	6	0
PIMCO RAE Worldwide Long/Short PLUS Fund	556	607	(217)	(4)	(77)	865	31	0
PIMCO Real Return Asset Fund	142	771	(194)	(9)	(60)	650	13	0
PIMCO Real Return Fund	226	42	(120)	(7)	1	142	2	0
PIMCO RealEstateRealReturn Strategy Fund	363	112	(178)	(29)	22	290	23	0
PIMCO Senior Floating Rate Fund	677	203	(506)	(8)	(8)	358	23	0
PIMCO Short-Term Floating NAV Portfolio*	1	0	(1)	0	0	0	0	0
PIMCO StocksPLUS® Short Fund	1,940	839	(644)	(82)	(139)	1,914	104	0
PIMCO Total Return Fund	243	83	(174)	(3)	(6)	143	6	5
PIMCO TRENDS Managed Futures Strategy Fund	33	9	(3)	0	(6)	33	2	0
PIMCO Unconstrained Bond Fund	372	66	(169)	(4)	(19)	246	16	0
Totals	$16,093	$10,698	$(11,397)	$(668)	$(1,147)	$13,579	$607	$36

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	A portion of this may be recharacterized to return of capital and reflected as such on tax forms mailed to shareholders on or about January 31st following each calendar year.
*	Effective July 1, 2015, the Portfolio was liquidated.
**	Effective July 14, 2015, the Fund was liquidated.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location of these instruments is described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 6, Principal Risks.

(a) Line of Credit  Consistent with its principal investment strategies, the Portfolio has entered into a secured credit agreement with State Street Bank & Trust Company and other commercial banks for investment purposes subject to the limitations of the 1940 Act. State Street Bank & Trust Company serves as both a bank and as an agent for the other banks that are parties to the agreement. As of December 31, 2015, the agreement comprises revolving tranches.

With respect to the revolving tranches, the maximum available commitment amount changed from $10,000,000 to $4,000,000 on December 3, 2015. Borrowings under this agreement bear interest at a rate equal to the cost of funding. Borrowings outstanding as of December 31, 2015, are disclosed as payable for line of credit on the Statement of Assets and Liabilities. As of December 31, 2015, the Portfolio was paying an average weighted rate of interest of 1.122%. Program facility, upfront and interest fees paid by the Portfolio in relation to the borrowings are included in interest expense in the Statement of Operations. All of the Portfolio’s securities are pledged as collateral under the agreement.

The Portfolio’s borrowing activity under the agreement for the period ended December 31, 2015, was as follows (amounts in thousands):

Average Outstanding Principal	Average Available Commitment	Interest	Program Facility, Upfront and Interest Fees	Outstanding Principal as of 12/31/2015
$4,669	$9,523	$108	$3	$4,000

6. PRINCIPAL RISKS

In the normal course of business, the Underlying PIMCO Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Investments in Mutual Funds  To the extent that the Portfolio invests substantially all of its assets in Underlying PIMCO Funds, the risks associated with investing in the Portfolio will be closely related to the risks associated with the securities and other investments held by the Underlying PIMCO Funds. The ability of the Portfolio to achieve its investment objective may depend upon the ability of the Underlying

20	PIMCO VARIABLE INSURANCE TRUST

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PIMCO Funds to achieve their respective investment objectives. There can be no assurance that the investment objective of any Underlying PIMCO Fund will be achieved. The NAV of the Portfolio will fluctuate in response to changes in the respective NAVs of the Underlying PIMCO Funds in which it invests. The extent to which the investment performance and risks associated with the Portfolio correlate to those of a particular Underlying PIMCO Fund will depend upon the extent to which the assets of the Portfolio are allocated from time to time for investment in the Underlying PIMCO Funds, which will vary. Investing in Underlying PIMCO Funds involves certain additional expenses and tax results that would not be present in a direct investment in the Underlying PIMCO Funds.

The Portfolio’s investment performance depends upon how its assets are allocated and reallocated according to the Portfolio’s asset allocation targets and ranges. A principal risk of investing in the Portfolio is that the Portfolio’s asset allocation sub-adviser will make less than optimal or poor asset allocation decisions. The asset allocation sub-adviser attempts to identify investment allocations for the Underlying PIMCO Funds that will provide consistent, quality performance for the Portfolio, but there is no guarantee that such allocation techniques will produce the desired results.

Market Risks  The Portfolio’s (or Underlying PIMCO Funds’) investments in financial derivative instruments and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Interest rate risk is the risk that fixed income securities will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio (or Underlying PIMCO Funds) is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Portfolio (or Underlying PIMCO Funds) may lose money if these changes are not anticipated by Portfolio (or Underlying PIMCO Funds) management. The Portfolio (or Underlying PIMCO Funds) may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Duration is a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. Convexity is an additional measure of interest rate sensitivity that measures the rate of change of duration in response to changes in interest rates. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. With respect to a security’s price, a larger convexity (positive or negative) may imply more dramatic price changes in response to changing interest rates. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). At present, the U.S. is experiencing historically low interest rates. The Portfolio may be subject to heightened interest rate risk because the Fed has ended its quantitative easing program and has begun, and may continue, to raise interest rates. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause the Portfolio (or Underlying PIMCO Funds) to lose value. If the Portfolio (or Underlying PIMCO Funds) lost enough value, the Portfolio (or Underlying PIMCO Funds) could face increased redemptions by shareholders, which could further impair its performance.

To the extent that the Portfolio (or Underlying PIMCO Funds) may invest in securities and instruments that are economically tied to Russia, the Portfolio (or an Underlying PIMCO Fund) is subject to various risks such as, but not limited to political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, and unpredictable taxation. Investments in Russia are particularly subject to the risk that further economic sanctions may be imposed by the United States and/or other countries. Such sanctions — which may impact companies in many sectors, including energy, financial services and defense, among others — may negatively impact the Portfolio’s (or an Underlying PIMCO Fund’s) performance and/or ability to achieve its investment objective. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, difficulties in obtaining accurate prices, a smaller market capitalization and a smaller

ANNUAL REPORT	DECEMBER 31, 2015	21

Notes to Financial Statements (Cont.)

number of traded securities. Settlement, clearing and registration of securities transactions are subject to risks, which may result in significant delays or problems in registering the transfer of securities, including issues with foreign nominee accounts held with custodian banks. It is possible that the ownership rights of the Portfolio (or Underlying PIMCO Fund) could be lost through fraud or negligence. In addition, it may be difficult for the Portfolio (or Underlying PIMCO Fund) to enforce any rights it may have in the event of loss of share registration. Adverse currency exchange rates are a risk and there may be a lack of available currency hedging instruments. Investments in Russia may be subject to the risk of nationalization or expropriation of assets. Oil, natural gas, metals, and timber account for a significant portion of Russia’s exports, leaving the country vulnerable to swings in world prices.

If the Portfolio (or Underlying PIMCO Funds) invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivative instruments that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio (or Underlying PIMCO Funds), or, in the case of hedging positions, that the Portfolio’s (or Underlying PIMCO Funds’) base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s (or Underlying PIMCO Funds’) investments in foreign currency-denominated securities may reduce the returns of the Portfolio (or Underlying PIMCO Funds).

The Portfolio’s (or Underlying PIMCO Funds’) investments in commodity-linked financial derivative instruments may subject the Portfolio (or Underlying PIMCO Funds) to greater market price volatility than investments in traditional securities. The value of commodity-linked financial derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Credit and Counterparty Risks  The Portfolio (or Underlying PIMCO Funds) will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Portfolio (or Underlying PIMCO Funds) minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges, where applicable. For financial derivative instruments traded on exchanges or clearinghouses, the primary credit risk is the creditworthiness of the Portfolio’s clearing broker or the exchange or clearinghouse itself. The Portfolio (or Underlying PIMCO Funds) could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivative instruments contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities and financial derivative instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings.

Similar to credit risk, the Portfolio (or Underlying PIMCO Funds) may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio (or Underlying PIMCO Funds) has unsettled or open transactions will default. PIMCO, as the Adviser, minimizes counterparty risks to the Portfolio (or Underlying PIMCO Funds) through a number of ways. Prior to entering into transactions with a new counterparty, the PIMCO Counterparty Risk Committee conducts an extensive credit review of such counterparty and must approve the use of such counterparty. Furthermore, pursuant to the terms of the underlying contract, to the extent that unpaid amounts owed to the Portfolio (or Underlying PIMCO Funds) exceed a predetermined threshold, such counterparty shall advance collateral to the Portfolio (or Underlying PIMCO Funds) in the form of cash or securities equal in value to the unpaid amount owed to the Portfolio (or Underlying PIMCO Funds). The Portfolio (or Underlying PIMCO Funds) may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio (or Underlying PIMCO Funds) subsequently decreases, the Portfolio (or Underlying PIMCO Funds) would be required to return to the counterparty all or a portion of the collateral previously advanced.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio (or Underlying PIMCO Funds) has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements

22	PIMCO VARIABLE INSURANCE TRUST

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with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared over the counter (“OTC”) derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk is significantly reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of an FCM default scenario further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

7. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.20%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly

ANNUAL REPORT	DECEMBER 31, 2015	23

Notes to Financial Statements (Cont.)

supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.25%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $35,000, plus $3,600 for each Board meeting attended in person, $750 for each committee meeting attended and $750 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $5,000, the valuation oversight committee lead receives an additional annual retainer of $3,250 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads) and the governance committee chair receives an additional annual retainer of $1,500.

These expenses are allocated on a pro rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio, which does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  PIMCO has contractually agreed to reduce total annual portfolio operating expenses for the Portfolio by waiving a portion of its Supervisory and Administrative Fee or reimbursing the Portfolio, to the extent that they would exceed, due to the payment of organizational expenses and pro rata Trustees’ Fees, the sum of such Portfolio’s Investment Advisory Fee, service fees, Supervisory and Administrative Fees and other expenses borne by the Portfolio not covered by the Supervisory and Administrative Fee as described above (other than organizational expenses and pro rata Trustees’ Fees), plus 0.49 basis points. PIMCO may recoup these waivers and reimbursements for a period not exceeding three years, provided that total expenses, including such recoupment, do not exceed the annual expense limit. As of December 31, 2015, the remaining recoverable amount to PIMCO was $20,310.

(f) Acquired Fund Fees and Expenses  The Underlying PIMCO Fund expenses for the Portfolio are based upon an allocation of the Portfolio’s assets among the Underlying PIMCO Funds and upon the total annual operating expenses of the Institutional Class shares or, as applicable, Class M shares of these Underlying PIMCO Funds. Underlying PIMCO Fund expenses for the Portfolio will vary with changes in the expenses of the Underlying PIMCO Funds, as well as the allocation of the Portfolio’s assets.

PIMCO has contractually agreed, through May 1, 2016, to reduce its Investment Advisory Fee to the extent that the Underlying PIMCO Fund

24	PIMCO VARIABLE INSURANCE TRUST

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expenses attributable to Investment Advisory Fees and Supervisory and Administrative Fees exceed 0.64% of the total assets invested in Underlying PIMCO Funds. PIMCO may recoup these waivers and reimbursements for a period not exceeding three years, provided that total expenses, including such recoupment, do not exceed the annual expense limit. The recoverable amount to PIMCO at December 31, 2015 was $14,240.

8. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 7 and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

9. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

10. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The transaction costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2015, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$0	$0	$10,688	$11,396

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2015		Period from 04/30/2014-12/31/2014
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	50	$435	63	$631
Administrative Class	203	1,806	942	9,430
Advisor Class	257	2,246	418	4,179
Issued as reinvestment of distributions
Institutional Class	4	30	3	24
Administrative Class	21	171	33	305
Advisor Class	17	137	16	142
Cost of shares redeemed
Institutional Class	(3)	(22)	(1)	(10)
Administrative Class	(437)	(3,897)	(162)	(1,596)
Advisor Class	(135)	(1,159)	(36)	(353)
Net increase (decrease) resulting from Portfolio share transactions	(23)	$(253)	1,276	$12,752

As of December 31, 2015, four shareholders each owned 10% or more of the Portfolio’s total outstanding shares comprising 98% of the Portfolio. One shareholder is a related party and comprises 26% of the Portfolio. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

ANNUAL REPORT	DECEMBER 31, 2015	25

Notes to Financial Statements (Cont.)

12. REGULATORY AND LITIGATION MATTERS

The Portfolio is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

PIMCO has received a Wells Notice from the staff of the U.S. Securities and Exchange Commission (“SEC”) that relates to the PIMCO Total Return Active Exchange-Traded Fund (“BOND”), a series of PIMCO ETF Trust. The notice indicates the staff’s preliminary determination to recommend that the SEC commence a civil action against PIMCO stemming from a non-public investigation relating to BOND. A Wells Notice is neither a formal allegation of wrongdoing nor a finding that any law was violated.

This matter principally pertains to the valuation of smaller sized positions in non-agency mortgage-backed securities purchased by BOND between its inception on February 29, 2012 and June 30, 2012, BOND’s performance disclosures for that period, and PIMCO’s compliance policies and procedures related to these matters.

The Wells process provides PIMCO with the opportunity to demonstrate to the SEC staff why it believes its conduct was appropriate, in keeping with industry standards, and that no action should be taken. PIMCO believes that this matter is unlikely to have a material adverse effect on any Portfolio or on PIMCO’s ability to provide investment management services to any Portfolio.

The foregoing speaks only as of the date of this report.

13. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2015 the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2012-2014 no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Portfolio, through the Underlying PIMCO Funds may gain exposure to the commodities markets primarily through index-linked notes, and may invest in other commodity-linked derivative investments, including commodity swap agreements, options, futures contracts, options on futures contracts and foreign funds investing in similar commodity-linked derivatives.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that the Portfolio must derive at least 90% of its gross income from certain qualifying sources of income. The IRS has issued a revenue ruling which holds that income derived from commodity index-linked swaps is not qualifying income under Subchapter M of the Code. The IRS has also issued private letter rulings in which the IRS specifically concluded that income from certain commodity index- linked notes is qualifying income. The IRS has also issued private rulings in which the IRS specifically concluded that income derived from investment in a subsidiary, which invests primarily in commodity-linked swaps, will also be qualifying income. Based on the reasoning in such rulings, the Portfolio will continue to seek to gain exposure to the commodity markets through indirect investments in a Subsidiary.

It should be noted, however, that the IRS currently has suspended the issuance of such rulings pending further review. There can be no assurance that the IRS will not change its position that income derived from commodity-linked notes and wholly-owned subsidiaries is qualifying income. Furthermore, the tax treatment of commodity-linked notes, other commodity-linked derivatives, and the Portfolio’s indirect investments in the Subsidiaries of the Underlying PIMCO Funds may otherwise be adversely affected by future legislation, Treasury Regulations and/or guidance issued by the IRS. Such developments could affect the character, timing and/or amount of the Portfolio’s taxable income or any distributions made by the Portfolio or result in the inability of the Portfolio to operate as described in its Prospectus. If, during a taxable year, the Underlying PIMCO Fund’s Commodity Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Underlying PIMCO Fund as a deductible amount for income tax purposes. In the event that the Commodity Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Underlying PIMCO Fund as income for Federal income tax purposes.

26	PIMCO VARIABLE INSURANCE TRUST

December 31, 2015

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of December 31, 2015, the components of distributable taxable earnings are as follows (amounts in thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Qualified Late-Year Loss Deferral — Capital (4)	Qualified Late-Year Loss Deferral — Ordinary (5)
PIMCO All Asset All Authority Portfolio	$111	$—	$(2,538)	$—	$(496)	$—	$—

(1)	Adjusted for open wash sale loss deferrals for federal income tax purposes and for return of capital distributions received.
(2)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals and distributions payable at fiscal year-end.

(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2015 through December 31, 2015 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
(5)	Specified losses realized during the period November 1, 2015 through December 31, 2015, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Act of 2010, a Portfolio is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of December 31, 2015, the Portfolio had the following post-effective capital losses with no expiration (amounts in thousands):

	Short-Term	Long-Term
PIMCO All Asset All Authority Portfolio	$473	$23

As of December 31, 2015, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (6)
PIMCO All Asset All Authority Portfolio	$16,117	$—	$(2,538)	$(2,538)

(6)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals and return of capital distributions received.

For the years ended December 31, 2015 and December 31, 2014, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

	Fiscal Year Ended	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)
PIMCO All Asset All Authority Portfolio	12/31/2015	$312	$26	$—
	12/31/2014	$368	$103	$—

(7)	Includes short-term capital gains, if any, distributed.
(8)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

ANNUAL REPORT	DECEMBER 31, 2015	27

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and Shareholders of PIMCO All Asset All Authority Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets, and of cash flows and the financial highlights present fairly, in all material respects, the financial position of PIMCO All Asset All Authority Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2015, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 18, 2016

28	PIMCO VARIABLE INSURANCE TRUST

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2015:

PIMCO All Asset All Authority Portfolio	0.52%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

PIMCO All Asset All Authority Portfolio	1.28%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

ANNUAL REPORT	DECEMBER 31, 2015	29

Management of the Trust

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Portfolio’s website at pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees*

Brent R. Harris (1959) Chairman of the Board and Trustee	08/1997 to present	Managing Director, PIMCO. Formerly, member of Executive Committee, PIMCO.	168	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute.

Douglas M. Hodge (1957) Trustee	02/2010 to present	Managing Director, Chief Executive Officer, PIMCO (since 2/14); Chief Operating Officer, PIMCO (7/09 - 2/14); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	146	Trustee, PIMCO Funds; Trustee, PIMCO ETF Trust.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company; Formerly, Executive Advisor, Toyota Financial Services; CEO, Toyota Financial Services.	146	Trustee, PIMCO Funds; Trustee, PIMCO ETF Trust.

E. Philip Cannon (1940) Trustee	05/2000 to present	Private Investor. Formerly, President, Houston Zoo.	168	Trustee, PIMCO Funds; Trustee, PIMCO ETF; Trustee, PIMCO Equity Series; and Trustee, PIMCO Equity Series VIT. Formerly, Trustee, Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments).	168	Trustee, PIMCO Funds; Trustee, PIMCO ETF Trust; Trustee, PIMCO Equity Series; and Trustee, PIMCO Equity Series VIT. Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group).	146	Trustee, PIMCO Funds; Trustee, PIMCO ETF Trust.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	168	Trustee, PIMCO Funds; Trustee, PIMCO ETF; Trustee, PIMCO Equity Series; and Trustee, PIMCO Equity Series VIT.

Ronald C. Parker (1951) Trustee	07/2009 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products).	168	Trustee, PIMCO Funds; Trustee, PIMCO ETF Trust; Trustee, PIMCO Equity Series; and Trustee, PIMCO Equity Series VIT.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.

** Trustees serve until their successors are duly elected and qualified.

30	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*

Peter G. Strelow (1970) President	01/2015 to present Senior Vice President 11/2013 to 01/2015 Vice President 05/2008 to 11/2013	Managing Director, PIMCO. President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

David C. Flattum (1964) Chief Legal Officer	11/2006 to present	Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to present	Managing Director and Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Brent R. Harris (1959) Senior Vice President	01/2015 to present President 03/2009 to 01/2015	Managing Director and current member of Executive Committee, PIMCO. Senior Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to present	Managing Director, Chief Executive Officer, PIMCO (since 2/14); Chief Operating Officer, PIMCO (7/09 - 2/14); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management. Senior Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Kevin M. Broadwater (1964) Vice President - Senior Counsel	05/2012 to present	Executive Vice President and Deputy General Counsel, PIMCO. Vice President - Senior Counsel, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Joshua D. Ratner (1976)** Vice President - Senior Counsel, Secretary	11/2013 to present Assistant Secretary 10/2007 to 01/2011	Executive Vice President and Senior Counsel, PIMCO. Chief Legal Officer, PIMCO Investments LLC. Vice President - Senior Counsel, Secretary, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Secretary and Chief Legal Officer, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Stacie D. Anctil (1969) Vice President	05/2015 to present Assistant Treasurer 11/2003 to 05/2015	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

William G. Galipeau (1974) Vice President	11/2013 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Treasurer, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds. Formerly, Vice President, Fidelity Investments.

Eric D. Johnson (1970)** Vice President	05/2011 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

Henrik P. Larsen (1970) Vice President	02/1999 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Greggory S. Wolf (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Trent W. Walker (1974) Treasurer	11/2013 to present Assistant Treasurer 05/2007 to 11/2013	Executive Vice President, PIMCO. Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Assistant Treasurer, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

Jason J. Nagler (1982)** Assistant Treasurer	05/2015 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds. Formerly, Head of Mutual Fund Reporting, GMO and Assistant Treasurer, GMO Trust and GMO Series Trust Funds.

* The term “PIMCO Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit Income Fund, PIMCO Dynamic Income Fund, PIMCO Global StocksPLUS & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.

** The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

ANNUAL REPORT	DECEMBER 31, 2015	31

Privacy Policy1

(Unaudited)

The Trust2 considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ non-public personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on applicable websites.

Respecting Your Privacy

As a matter of policy, the Trust does not disclose any non-public personal information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust or its affiliates may also retain non-affiliated companies to market the Trust’s shares or products which use the Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Trust reserves the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any fund advised by PIMCO in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Trust may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

Information Collected from Websites

Websites maintained by the Trust or its service providers may use a variety of technologies to collect information that help the Trust and its service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. In addition, the Trust or its Service Affiliates may use third parties to place advertisements for the Trust on other websites, including banner advertisements. Such third parties may collect anonymous information through the use of cookies or action tags (such as web beacons). The information these third parties collect is generally limited to technical and web navigation information, such as your IP address, web pages visited and browser type, and does not include personally identifiable information such as name, address, phone number or email address.

You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly.

Changes to the Privacy Policy

From time to time, the Trust may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Effective as of September 5, 2014.

2 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined policy may be written in the first person (i.e., by using “we” instead of “the Trust”).

32	PIMCO VARIABLE INSURANCE TRUST

Approval of Investment Advisory Contract and Other Agreements

(Unaudited)

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement and Amended and Restated Asset Allocation Sub-Advisory Agreement

At a meeting held on August 10-11, 2015, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved the Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) between the Trust, on behalf of each of the Trust’s series (the “Portfolios”), and Pacific Investment Management Company LLC (“PIMCO”) for an additional one-year term through August 31, 2016. The Board also considered and unanimously approved for an additional one-year term through August 31, 2016, the Supervision and Administration Agreement (together with the Investment Advisory Contract, the “Agreements”) between the Trust, on behalf of the Portfolios, and PIMCO. In addition, the Board considered and unanimously approved the renewal of the Amended and Restated Asset Allocation Sub-Advisory Agreement (the “Asset Allocation Agreement”) between PIMCO, on behalf of PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, and Research Affiliates, LLC (“Research Affiliates”) for an additional one-year term through August 31, 2016.

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of the past year, the Trustees received a wide variety of materials relating to the services provided by PIMCO and Research Affiliates to the Trust. At each of its quarterly meetings, the Board reviewed the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including shareholder services, valuation and custody, the Portfolios’ compliance program and other information relating to the nature, extent and quality of services provided by PIMCO and Research Affiliates to the Trust. In considering whether to approve the renewal of the Agreements and the Asset Allocation Agreement, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial information for PIMCO and, where relevant, Research Affiliates, information regarding the profitability to PIMCO of its relationship with the Portfolios, information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Portfolios, and information about the fees charged and services provided to other clients with similar investment mandates as the Portfolios (where applicable). In addition, the Board reviewed materials provided by counsel to the Trust and the Independent Trustees, which included, among other things, memoranda outlining legal duties of the Board in considering the continuation of the Agreements and the Asset Allocation Agreement.

(b) Review Process:  In connection with the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed written materials prepared by PIMCO and, where applicable, Research Affiliates in response to requests from counsel to the Trust and the Independent Trustees. The Board requested and received assistance and advice regarding applicable legal standards from counsel to the Trust and the Independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board heard oral presentations on matters related to the Agreements and the Asset Allocation Agreement and met both as a full Board and in a separate session of the Independent Trustees, without management present, at the August 10-11, 2015 meeting. The Independent Trustees also conducted a telephonic meeting with counsel to the Trust and the Independent Trustees on July 30, 2015 and executive sessions on August 10, 2015 to discuss the materials presented. In addition, the Independent Trustees requested and received from PIMCO additional information including, but not limited to, information related to profitability and comparative performance information.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and the Asset Allocation Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in assets under management. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes

ANNUAL REPORT	DECEMBER 31, 2015	33

Approval of Investment Advisory Contract and Other Agreements (Cont.)

available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to reasonably assure compliance with applicable laws and regulations and its commitment to these programs, its oversight of matters that may involve conflicts of interest between the Portfolios’ investments and those of other accounts managed by PIMCO, and its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has enhanced PIMCO’s service to the Funds and has allowed PIMCO to introduce innovative new funds over time. In addition, the Board considered the nature and quality of services provided by PIMCO to the wholly-owned subsidiaries of applicable Portfolios.

The Trustees considered information they had received about the steps that PIMCO has taken in recent years with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the counterparty risk committee, which oversees counterparty risk on a firm-wide basis, continually evaluating requests to add or remove approved counterparties as market needs and conditions warrant. The Trustees also considered that, over the last several years, PIMCO has continued to strengthen the process it uses to assess the financial stability of counterparties with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that, consistent with its fiduciary duty, PIMCO executes transactions through a competitive best execution process and uses only those counterparties that meet its stringent and monitored criteria. The Trustees considered that PIMCO’s collateral management team utilizes a counterparty risk system to analyze portfolio level exposure and collateral being exchanged with counterparties.

In addition, the Trustees considered new services and service enhancements that PIMCO has implemented since the Board renewed the Agreements in 2014, including, but not limited to: conducting a targeted review of quality and efficiency in the valuation process; expanding the analytical review of shareholder reports by State Street Bank and Trust Company, the Portfolios’ custodian; developing a process for monthly forecasts of taxable and book income to enhance portfolio management of investment income; continuing the expansion of a proprietary performance reconciliation tool, which includes next-day comparison of daily internal performance to custodian bank performance to identify potential errors and guardrail net asset value calculations; developing and implementing the Global Process Monitor application, which includes real-time tracking and escalation protocols for critical activities; and implementing monthly cash flow reporting processes to support client and media demands for information about investor flows and assets under management data. The Trustees also considered the recent outflows from the Portfolios. The Trustees further considered whether the decline in the Portfolios’ assets and the reduction in PIMCO’s total assets under management materially impacted the service quality or resources available to the Portfolios. The Trustees concluded that there has been no adverse impact to service quality or resources available to the Portfolios.

Similarly, the Board considered the asset allocation services provided by Research Affiliates to the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio. The Board noted that the PIMCO All Asset All Authority Portfolio recently commenced operations. The Board also considered the depth and quality of Research Affiliates’ investment management and research capabilities, the experience and capabilities of its portfolio management personnel and, in particular, the experience and capabilities of Robert Arnott, Research Affiliates’ principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by Research Affiliates under the Asset Allocation Agreement are likely to benefit the Portfolios and their respective shareholders (as applicable).

(b) Other Services:  The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust pursuant to the Administration Agreement.

The Board considered the terms of the Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services provided pursuant to that agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of these services and its supervision of the Trust’s third party service providers to assure

34	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

that these service providers continue to provide a high level of service relative to alternatives available in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited, and will likely continue to benefit, the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board received and examined information from PIMCO concerning the Portfolios’ performance, as available, over short- and long-term periods ended May 31, 2015 and other performance data, as available, over short- and long-term periods ended June 30, 2015 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ performance, as available, over short- and long-term periods ended May 31, 2015 (the “Lipper Report”).

The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 10-11, 2015 meeting. The Trustees noted that a majority of the Portfolios outperformed their respective Lipper medians over the three-year and longer periods ended May 31, 2015.

The Board also noted that, as of May 31, 2015, the Administrative Class of 44%, 79% and 92% of the Portfolios outperformed its Lipper category median on a net-of-fees basis over the three-year, five-year and ten-year periods, respectively. The Trustees considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of investments and that differences in performance among classes could principally be attributed to differences in the supervisory and administrative fees and distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups and that the Lipper categories do not: separate funds based upon maturity or duration; account for the applicable Portfolios’ hedging strategies; distinguish between enhanced index and actively managed equity strategies; include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” Lipper category to which they do not properly belong); or account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may not be particularly relevant to the consideration of Portfolio performance.

The Board noted that 63% or more of the assets of the Trust had outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods ending May 31, 2015 (based on the performance of the Administrative Class). The Board also noted that 8 of 14 Portfolios, representing 69% of the total assets of the Trust, had outperformed their respective benchmark indexes on a net-of-fees basis over the five-year period ending May 31, 2015. The Board also noted that, while the Lipper universe comparisons provide a valuable performance comparison reference, there are certain Portfolios that do not fit neatly into their respective Lipper classifications. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward. The Board also considered that the Trust’s assets were over $20 billion as of December 31, 2014.

The Board considered PIMCO’s discussion of the intensive nature of managing bond funds, noting that it requires the management of a number of factors, including: varying maturities; prepayments; collateral management; counterparty management; pay-downs; credit events; workouts; derivatives; net new issuance in the bond market; and decreased market maker inventory levels. The Board noted that in addition to managing these factors, PIMCO must also balance risk controls and strategic positions in each portfolio it manages, including the Portfolios. Despite these challenges, the Board noted that PIMCO has generated “alpha” (i.e., non-market correlated excess performance) for its clients over time, including the Trust.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price funds to scale at the outset with reference to the total expense ratios of the respective Lipper median (if available), while providing a premium for innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also considered that PIMCO reviews the Portfolios’ fee levels

ANNUAL REPORT	DECEMBER 31, 2015	35

Approval of Investment Advisory Contract and Other Agreements (Cont.)

and carefully considers reductions where appropriate. Further, the Board noted that PIMCO believes that the growth in the Trust’s assets under management over the long-term and long-term positive net flows are important indicators of proper and effective pricing.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. The Board also reviewed information relating to the sub-advisory fees paid to Research Affiliates with respect to applicable Portfolios, taking into account that PIMCO compensates Research Affiliates from the advisory fees paid by such Portfolios to PIMCO. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in a “Peer Group” of comparable funds, as well as the universe of other similar funds. The Board noted that a number of Portfolios have total expense ratios that fall below the average and median expense ratios in their Peer Group and Lipper universe. In addition, the Board noted the fee waivers in place with respect to the fees that might result from investments by applicable Portfolios in their respective wholly-owned subsidiaries.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts and as sub-adviser to other investment companies with a similar investment strategy, including differences in advisory services provided. The Board noted that advisory fees for most Portfolios were similar to the fee rates charged to separate account strategies with the same investment strategies as the Portfolios. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including differences in the advisory and other services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees.

Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third-party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Portfolios. The Trustees also took into account that there are various reasons for any such difference in fees, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial risk and regulatory requirements, differing legal liabilities on a contract-by-contract basis and different servicing requirements when it does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations as compared to when PIMCO serves as investment adviser and sponsor.

The Board considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board also considered that as the Portfolios’ business has become increasingly complex, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. In addition, the Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee and, in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board further considered that many other funds pay for these services separately, and thus it is difficult to directly compare the Trust’s unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board also considered that the unified supervisory and administrative fee leads to Portfolio fees that are fixed, rather than variable. The Board noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease. The Board also considered that the Portfolios’ unified fee structure meant that fees were not impacted by recent outflows in certain Portfolios, unlike funds without a unified fee structure, which may see increased expense ratios when fixed costs are passed through to a smaller asset base. The Board further noted that, with few exceptions, PIMCO has generally maintained Portfolio fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall Portfolio fees, which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed with PIMCO those Portfolios and/or classes of Portfolios that had above median total expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few peers (if any), and cannot easily be grouped with comparable funds. Upon comparing the Portfolios’ total expenses to other funds in the “Peer Groups” provided by Lipper, the Board found total expenses of each Portfolio to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying funds in which the Funds of Funds may invest and,

36	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

therefore, such services were not duplicative of the advisory services provided to the underlying funds. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

Based on the information presented by PIMCO, Research Affiliates and Lipper, members of the Board determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of each Portfolio, are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were lower than in the previous year due to the impact of the Portfolios’ overall outflows. To the extent applicable, the Board also reviewed information regarding the portion of a Portfolio’s advisory fee retained by PIMCO, following the payment of sub-advisory fees to Research Affiliates, with respect to the Portfolio. Additionally, the Board noted that profit margins with respect to the Portfolios were within the ranges, although above the median, of publicly held investment management companies reported by Lipper and Strategic Insight (an independent provider of fund industry research). The Board noted that the PIMCO’s profit margin with respect to the Trust shows that the Trust is profitable, although less so than PIMCO Funds due to payments made by PIMCO to participating insurance companies. The Board also noted that it had received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, cyber security, information security, shareholder privacy, business continuity planning, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board noted that PIMCO shares the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including through the pricing of Portfolios to scale from inception and the enhancement of services provided to the Portfolios in return for fees paid. The Board reviewed the history of the Portfolios’ fee structure. The Board considered that the Portfolios’ unified fee rates had been set competitively and/or priced to scale from inception, had been held steady at that scaled competitive rate for most Portfolios as assets grew, or as assets declined in the case of some Portfolios, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing Portfolio shareholders of the fees associated with the Portfolios, and that the Portfolios bear certain expenses that are not covered by the advisory fee or the unified fee.

The Trustees considered that the unified fee has provided inherent economies of scale because a Portfolio maintains competitive fixed unified fees even if the particular Portfolio’s assets decline and/or operating costs rise. The Trustees further considered that, in contrast, breakpoints are a proxy for charging higher fees on lower asset levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also considered that, unlike the Portfolios’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees also considered that the unified fee protects shareholders from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those referenced above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Portfolios’ cost structures were reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and each of the Portfolios, to the benefit of their respective shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their respective shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Portfolios’ Rule 12b-1 plans or otherwise. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on their review, including their consideration of each of the factors summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and Research Affiliates favored the renewal of the Agreements and the Asset Allocation Agreement. The Independent Trustees and the Board as a whole concluded that the Agreements and the Asset Allocation Agreement continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees

ANNUAL REPORT	DECEMBER 31, 2015	37

Approval of Investment Advisory Contract and Other Agreements (Cont.)

(Unaudited)

paid to PIMCO by the Portfolios under the Agreements and the fees paid to Research Affiliates by PIMCO under the Asset Allocation Agreement, and that the renewal of the Agreements and the Asset Allocation Agreement was in the best interests of the Portfolios and their shareholders.

38	PIMCO VARIABLE INSURANCE TRUST

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Investment Sub-Adviser

Research Affiliates, LLC

620 Newport Center Drive, Suite 900

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT02AR_123115

PIMCO Variable Insurance Trust

Annual Report

December 31, 2015

PIMCO All Asset Portfolio

Share Classes

■	Institutional
■	M
■	Administrative
■	Advisor

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

Please find enclosed the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2015. The following pages contain specific details about the Portfolio’s investment performance and a discussion of the factors that most affected performance over the reporting period.

Heightened market volatility throughout the reporting period was sparked by a mix of investor concerns including geopolitical developments, monetary policy and the potential for slowing global economic growth, which generally contributed to dampened investor sentiment. In particular, increasing concern over the outlook for Chinese growth sent commodity prices and inflation expectations lower, while also negatively impacting prices of emerging market (“EM”) debt and equities. In addition, the Chinese equity market began a strong decline in June 2015, which prompted the Chinese government to prop-up equity share prices and devalue the Chinese yuan. Volatility in Chinese equity markets continued into January 2016 on renewed concern over slowing Chinese economic growth. Furthermore, rising tension in the Middle East and the continued debt crisis in Greece also contributed to investor unease throughout the reporting period.

Economic data in the U.S. continued to confirm a healthy economy, particularly labor market indicators such as employment and wages. Still, signs of caution remained, particularly as U.S. consumers appeared to be more selective in their spending and chose to save rather than spend their windfall from lower gas prices. Additionally, consumer sentiment and certain housing indicators softened towards the end of the reporting period, and December 2015 U.S. manufacturing data indicated the fastest contraction in six years. Within the Eurozone, volatility increased despite gradual improvement in the underlying economies. Eurozone economic data also showed generally positive signs of an early recovery but were tempered slightly by sluggish inflation.

The theme of divergent global central bank monetary policy continued throughout the reporting period. The European Central Bank (“ECB”) expressed its commitment to increase quantitative easing (or large-scale asset purchases), along with the Bank of Japan and the People’s Bank of China who also indicated their intent to accelerate such measures. The Federal Reserve (“Fed”), on the other hand, moved on December 16 to raise the Federal Funds Rate by 0.25% to a new range of 0.25% - 0.50%, marking its first rate hike in nine years. However, the Fed noted that future increases in its target rate would be “gradual” and in-line with their previous projections, which helped to ease investor concerns. Outside of the reporting period on January 27, the Fed opted to leave the Federal Funds Rate unchanged, noting their intent to closely monitor how the global economy and markets influence the U.S. economic outlook.

Highlights of the financial markets during the twelve-month fiscal reporting period include:

■

U.S. Treasuries, as represented by the Barclays U.S. Treasury Index, returned 0.84% for the reporting period as yields generally rose slightly across the Treasury yield curve. The benchmark ten-year U.S. Treasury note yielded 2.27% at the end of the reporting period, up from 2.17% on December 31, 2014. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 0.55% for the reporting period.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Barclays U.S. TIPS Index, declined 1.44% over the reporting period. U.S. TIPS were pressured over the year as breakeven inflation levels, a proxy for inflation expectations, declined in-line with commodity markets. Global inflation-linked bonds (“ILBs”) were also down overall during the reporting period, as the slide in energy and other commodities impacted inflation expectations globally. Despite this headwind, European ILBs fared better than other developed countries and posted marginal gains in local currencies as real yields benefited from the ECB’s quantitative easing support.

■

Prices on broad commodities were down over the reporting period, led lower primarily by energy and industrial metal prices. Crude oil prices faced increasing pressure from a persisting inventory glut and production growth, especially from the Organization of the Petroleum Exporting Countries (“OPEC”). Towards the end of the reporting period, seasonally warm weather put further pressure on oil prices, which ended the year considerably lower. Diversified commodities, as represented by the Bloomberg Commodity Index Total Return, declined 24.66% over the reporting period.

2	PIMCO VARIABLE INSURANCE TRUST

■

Agency mortgage-backed securities (“MBS”), as represented by the Barclays U.S. MBS Fixed Rate Index, returned 1.51% over the reporting period. Non-Agency MBS prices were mixed amid weakness in the broader credit markets, although underlying collateral performance has generally been in-line with investor expectations and continues to gradually improve over the long-term.

■

U.S. investment grade credit, as represented by the Barclays U.S. Credit Index, declined 0.77% over the reporting period. Investment grade credit valuations cheapened as a record $1.15 trillion of new issuance came to market and commodity prices continued to fall given worries over slowing Chinese growth. Developed market global high yield bonds, as measured by the BofA Merrill Lynch Developed Markets High Yield Constrained Index, declined 3.05% over the reporting period. Weakness in the commodity-oriented sectors including energy and metals & mining, weighed on returns as oil and other commodity prices fell. Overall, global high yield spreads and yields rose throughout the reporting period and ended higher.

■

EM external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 1.23% over the reporting period. EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), declined 14.92% over the reporting period. Idiosyncratic forces remained a dominant theme. China, for example, continued to expand its accommodative measures as both growth and inflation showed signs of further moderation. In addition, the Russian ruble continued its recovery from 2014 weakness before stumbling toward the end of the reporting period on oil price weakness.

■

Equity markets showed mixed performance globally amid a period marked by economic uncertainty, increased volatility and divergent central bank monetary policy. U.S. equities, as represented by the S&P 500 Index, returned 1.38% (on a total return basis) and developed market equities outside the U.S., as represented by the MSCI EAFE Net Dividend Index (USD Unhedged), declined 0.81% over the reporting period. However, ultra-easy monetary policy in Europe and Japan benefited European and Japanese equity markets, which generally posted positive returns. However, EM equities, as represented by the MSCI Emerging Markets Index (Net Dividends in USD), declined 14.92% over the same period, due to headwinds from a stronger U.S. dollar, falling commodity prices, concerns over slower Chinese economic growth and declining Chinese equities.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your broad investment needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Variable Insurance Trust February 18, 2016

ANNUAL REPORT	DECEMBER 31, 2015	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of nineteen separate investment portfolios, including the PIMCO All Asset Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

The Portfolio is a “fund of funds,” which is a term used to describe mutual funds that pursue their investment objective by investing in other mutual funds instead of investing directly in stocks or bonds of other issuers. Under normal circumstances, the Portfolio invests substantially all of its assets in Institutional Class or, as applicable, Class M shares of any funds of the PIMCO Funds and PIMCO Equity Series, affiliated open-end investment companies, except funds of funds, and shares of any actively-managed funds of the PIMCO ETF Trust, an affiliated investment company (collectively, “Underlying PIMCO Funds”). The cost of investing in these Funds will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds.

In an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by the Portfolio are likely to decrease in value. A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and significant, and there is no guarantee that Fund management will anticipate such movement accurately.

As of the date of this report, interest rates in the U.S. are near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program and has begun, and may continue, to raise interest rates. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, or negatively impact the Portfolio’s performance, or cause the Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions, which among other things, could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus. Some of these risks may include, but are not limited to, the following: allocation risk, fund of funds risk, market trading risk, municipal project-specific risk, municipal bond risk, interest rate risk, call risk, credit risk, high yield risk, distressed company risk, market risk, issuer risk, liquidity risk, derivatives risk, futures contract risk, model risk, commodity risk, equity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, real estate risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk, smaller company risk, management risk, tax risk, subsidiary risk, short sale risk, value investing risk, arbitrage risk and convertible securities risk. A complete description of these and other risks is contained in the Portfolio’s prospectus.

An Underlying PIMCO Fund may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, leverage risk, management risk and the risk that the Underlying PIMCO Fund may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on an Underlying PIMCO Fund. For example, a small investment in a derivative instrument may have a significant impact on an Underlying PIMCO Fund’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in an asset, instrument or component of the index underlying a derivative instrument may cause an immediate and substantial loss or gain in the Underlying PIMCO Fund, which translates into heightened volatility for the Portfolio. An Underlying PIMCO Fund may engage in such transactions regardless of whether the Fund owns the asset, instrument or components of the index underlying the derivative instrument. An Underlying PIMCO Fund may invest a significant portion of its assets in these types of instruments. If it does, the Underlying PIMCO Fund’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. An Underlying PIMCO Fund’s investment in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if an Underlying PIMCO Fund invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign (non-U.S.) issuer.

4	PIMCO VARIABLE INSURANCE TRUST

High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in such markets. Thus, high yield investments increase the chance that the Portfolio will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage- and Asset-Backed Securities represent ownership interests in “pools” mortgages or other assets such as consumer loans or receivables. As a general matter, Mortgage- and Asset-Backed Securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on Mortgage- and Asset-Backed Securities depend on the ability of the underlying assets to generate cash flow.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart reflects only Administrative Class performance. Performance for Institutional Class, Class M and Advisor Class shares, if applicable, may be higher or lower based on each class’s expense ratios. The Portfolio’s total annual operating expense ratios on the Portfolio Summary page are as of the currently effective prospectus, as supplemented to date. The Portfolio measures its performance against a broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

The following table discloses the inception dates of the Portfolio and its respective share classes along with the Portfolio’s diversification status as of period end:

Portfolio Name	Portfolio Inception	Institutional Class	Class M	Administrative Class	Advisor Class	Diversification Status
PIMCO All Asset Portfolio	04/30/03	01/31/06	04/30/04	04/30/03	04/30/04	Diversified

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolio. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Portfolio creates a contract between or among any shareholder of the Portfolio, on the one hand, and the Trust, the Portfolio, a service provider to the Trust or the Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A

ANNUAL REPORT	DECEMBER 31, 2015	5

Important Information About the Portfolio (Cont.)

copy of the Trust’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and is available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

6	PIMCO VARIABLE INSURANCE TRUST

PIMCO All Asset Portfolio

Cumulative Returns Through December 31, 2015

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown†

PIMCO Emerging Markets Currency Fund	11.9%
PIMCO RAE Low Volatility PLUS EMG Fund	9.1%
PIMCO Emerging Local Bond Fund	8.2%
PIMCO RAE Worldwide Long/Short PLUS Fund	7.9%
PIMCO Real Return Asset Fund	6.8%
PIMCO Income Fund	6.3%
Other	49.8%
†	% of Investments, at value as of 12/31/15. Financial derivative instruments, if any, are excluded.

Average Annual Total Return for the period ended December 31, 2015
	1 Year	5 Years	10 Years	Inception*
PIMCO All Asset Portfolio Institutional Class	(8.95)%	1.59%	—	3.57%
PIMCO All Asset Portfolio Class M	(9.32)%	1.14%	3.18%	4.30%
PIMCO All Asset Portfolio Administrative Class	(8.99)%	1.45%	3.49%	4.97%
PIMCO All Asset Portfolio Advisor Class	(9.19)%	1.34%	3.38%	4.51%
Barclays U.S. TIPS: 1-10 Year Index±	(0.52)%	1.64%	3.51%	3.79%	**
Consumer Price Index + 500 Basis Points±±	5.66%	6.53%	6.85%	7.08%	**

All Portfolio returns are net of fees and expenses.

* For class inception dates please refer to the Important Information.

** Average annual total return since 04/30/2003.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), as supplemented to date, is 1.225% for Institutional Class shares, 1.375% for Administrative Class shares, 1.475% for Advisor Class shares, and 1.675% for Class M shares.

± Barclays U.S. TIPS: 1-10 Year Index is an unmanaged market index comprised of U.S. Treasury Inflation-Protected Securities having a maturity of at least 1 year and less than 10 years.

±± CPI + 500 Basis Points benchmark is created by adding 5% to the annual percentage change in the Consumer Price Index (“CPI”). This index reflects seasonally adjusted returns. The Consumer Price Index is an unmanaged index representing the rate of inflation of the U.S. consumer prices as determined by the U.S. Bureau of Labor Statistics. There can be no guarantee that the CPI or other indexes will reflect the exact level of inflation at any given time.

It is not possible to invest in an unmanaged index.

Investment Objective and Strategy Overview

»

The PIMCO All Asset Portfolio seeks maximum real return, consistent with preservation of real capital and prudent investment management, by investing under normal circumstances substantially all of its assets in Institutional Class or, as applicable, Class M shares of any funds of the PIMCO Funds and PIMCO Equity Series, affiliated open-end investment companies, except funds of funds, and shares of any actively-managed funds of the PIMCO ETF Trust, an affiliated investment company (collectively, the “Underlying PIMCO Funds”). The Portfolio invests its assets in shares of the Underlying PIMCO Funds and does not invest directly in stocks or bonds of other issuers. Research Affiliates, LLC, the Portfolio’s asset allocation sub-adviser, determines how the Portfolio allocates and reallocates its assets among the Underlying PIMCO Funds. In doing so, the asset allocation sub-adviser seeks concurrent exposure to a broad spectrum of asset classes. The Portfolio will not invest in the Short Strategy Underlying PIMCO Funds, which seek to gain a negative exposure to an asset class such as equities or commodities. The Portfolio may invest in Underlying PIMCO Funds at the discretion of PIMCO and without shareholder approval.

Portfolio Insights

»

Exposure to emerging market equities, primarily through the PIMCO RAE Fundamental PLUS EMG Fund and the PIMCO RAE Low Volatility PLUS EMG Fund, detracted from performance, as these Underlying PIMCO Funds posted negative returns during the reporting period.

»

Exposure to emerging market bonds and currencies, primarily through the PIMCO Emerging Local Bond Fund and the PIMCO Emerging Markets Currency Fund, detracted from performance, as these Underlying PIMCO Funds posted negative returns during the reporting period.

»

Commodities exposure, primarily through the PIMCO CommoditiesPLUS® Strategy Fund and the PIMCO CommodityRealReturn Strategy Fund®, detracted from performance, as these Underlying PIMCO Funds posted negative returns during the reporting period.

»

Allocations to alternative strategies, primarily through the PIMCO RAE Worldwide Fundamental Advantage PLUS Fund and the PIMCO RAE Worldwide Long/Short PLUS Fund, detracted from performance, as these Underlying PIMCO Funds posted negative returns during the reporting period.

»

Holdings of U.S. Treasury Inflation-Protected Securities, primarily through the PIMCO Real Return Asset Fund, detracted from performance, as this Underlying PIMCO Fund posted negative returns during the reporting period.

»	An allocation to the PIMCO Income Fund benefited performance, as this Underlying PIMCO Fund gained value during the reporting period.

ANNUAL REPORT	DECEMBER 31, 2015	7

Expense Example PIMCO All Asset Portfolio

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held from July 1, 2015 to December 31, 2015 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (07/01/15)	Ending Account Value (12/31/15)	Expenses Paid During Period*	Beginning Account Value (07/01/15)	Ending Account Value (12/31/15)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$912.40	$1.22	$1,000.00	$1,024.34	$1.30	0.25%
Class M	1,000.00	910.60	3.43	1,000.00	1,022.03	3.63	0.70
Administrative Class	1,000.00	911.80	1.96	1,000.00	1,023.57	2.07	0.40
Advisor Class	1,000.00	911.10	2.45	1,000.00	1,023.05	2.59	0.50

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 187/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers can be found in Note 6 in the Notes to Financial Statements.

8	PIMCO VARIABLE INSURANCE TRUST

(THIS PAGE INTENTIONALLY LEFT BLANK)

ANNUAL REPORT	DECEMBER 31, 2015	9

Financial Highlights PIMCO All Asset Portfolio

Selected Per Share Data for the Year Ended:	Net Asset Value Beginning of Year	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income (b)	Tax Basis Return of Capital (b)	Total Distributions

Institutional Class
12/31/2015	$10.47	$0.33	$(1.26)	$(0.93)	$(0.34)	$(0.01)	$(0.35)
12/31/2014	10.98	0.47	(0.38)	0.09	(0.60)	0.00	(0.60)
12/31/2013	11.48	0.50	(0.46)	0.04	(0.54)	0.00	(0.54)
12/31/2012	10.52	0.77	0.80	1.57	(0.61)	0.00	(0.61)
12/31/2011	11.06	0.79	(0.56)	0.23	(0.77)	0.00	(0.77)
Class M
12/31/2015	10.53	0.30	(1.27)	(0.97)	(0.30)	(0.01)	(0.31)
12/31/2014	11.04	0.42	(0.38)	0.04	(0.55)	0.00	(0.55)
12/31/2013	11.54	0.48	(0.50)	(0.02)	(0.48)	0.00	(0.48)
12/31/2012	10.52	0.60	0.92	1.52	(0.50)	0.00	(0.50)
12/31/2011	11.06	0.67	(0.48)	0.19	(0.73)	0.00	(0.73)
Administrative Class
12/31/2015	10.36	0.32	(1.24)	(0.92)	(0.33)	(0.01)	(0.34)
12/31/2014	10.88	0.45	(0.39)	0.06	(0.58)	0.00	(0.58)
12/31/2013	11.38	0.51	(0.49)	0.02	(0.52)	0.00	(0.52)
12/31/2012	10.43	0.65	0.89	1.54	(0.59)	0.00	(0.59)
12/31/2011	10.98	0.73	(0.51)	0.22	(0.77)	0.00	(0.77)
Advisor Class
12/31/2015	10.47	0.31	(1.26)	(0.95)	(0.32)	(0.01)	(0.33)
12/31/2014	10.98	0.43	(0.37)	0.06	(0.57)	0.00	(0.57)
12/31/2013	11.48	0.48	(0.47)	0.01	(0.51)	0.00	(0.51)
12/31/2012	10.49	0.62	0.92	1.54	(0.55)	0.00	(0.55)
12/31/2011	11.11	0.70	(0.48)	0.22	(0.84)	0.00	(0.84)

(a)	Per share amounts based on average number of shares outstanding during the year.
(b)	Determined in accordance with federal income tax regulations, see Note 2(c) in the Notes to Financial Statements for more information.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Net Asset Value End of Year	Total Return	Net Assets End of Year (000s)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets Excluding Waivers	Ratio of Expenses to Average Net Assets Excluding Interest Expense	Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$9.19	(8.95)%	$4,811	0.285%	0.425%	0.285%	0.425%	3.25%	41%
10.47	0.72	9,688	0.275	0.425	0.275	0.425	4.24	98
10.98	0.43	10,082	0.295	0.425	0.295	0.425	4.39	61
11.48	15.11	12,252	0.345	0.425	0.345	0.425	6.86	26
10.52	2.08	5,432	0.355	0.425	0.355	0.425	7.12	55

9.25	(9.32)	68,206	0.735	0.875	0.735	0.875	2.88	41
10.53	0.24	86,496	0.725	0.875	0.725	0.875	3.70	98
11.04	(0.10)	105,517	0.745	0.875	0.745	0.875	4.24	61
11.54	14.64	103,612	0.795	0.875	0.795	0.875	5.33	26
10.52	1.66	78,108	0.805	0.875	0.805	0.875	6.07	55

9.10	(8.99)	537,330	0.435	0.575	0.435	0.575	3.15	41
10.36	0.47	722,608	0.425	0.575	0.425	0.575	4.01	98
10.88	0.27	824,590	0.445	0.575	0.445	0.575	4.51	61
11.38	14.95	829,972	0.495	0.575	0.495	0.575	5.81	26
10.43	1.95	525,561	0.505	0.575	0.505	0.505	6.62	55

9.19	(9.19)	226,532	0.535	0.675	0.535	0.675	3.02	41
10.47	0.46	328,716	0.525	0.675	0.525	0.675	3.86	98
10.98	0.11	406,398	0.545	0.675	0.545	0.675	4.25	61
11.48	14.81	478,073	0.595	0.675	0.595	0.675	5.58	26
10.49	1.92	347,082	0.605	0.675	0.605	0.675	6.30	55

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2015	11

Statement of Assets and Liabilities PIMCO All Asset Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2015

Assets:
Investments, at value
Investments in securities*	$1,299
Investments in Affiliates	838,833
Cash	1
Receivable for investments in Affiliates sold	579
Receivable for Portfolio shares sold	81
Dividends receivable from Affiliates	1,692
Reimbursement receivable from PIMCO	121
Total Assets	842,606

Liabilities:
Payable for investments in Affiliates purchased	$3,262
Payable for Portfolio shares redeemed	1,973
Accrued investment advisory fees	138
Accrued supervisory and administrative fees	197
Accrued distribution fees	82
Accrued servicing fees	75
Total Liabilities	5,727

Net Assets	$836,879

Net Assets Consist of:
Paid in capital	$1,151,418
Accumulated undistributed net realized (loss)	(168,913)
Net unrealized (depreciation)	(145,626)
$836,879

Net Assets:
Institutional Class	$4,811
Class M	68,206
Administrative Class	537,330
Advisor Class	226,532

Shares Issued and Outstanding:
Institutional Class	524
Class M	7,374
Administrative Class	59,069
Advisor Class	24,647

Net Asset Value and Redemption Price Per Share Outstanding:
Institutional Class	$9.19
Class M	9.25
Administrative Class	9.10
Advisor Class	9.19

Cost of investments in securities	$1,299
Cost of investments in Affiliates	$984,459

* Includes repurchase agreements of:	$1,299

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO All Asset Portfolio

(Amounts in thousands)	Year Ended December 31, 2015

Investment Income:
Dividends from Investments in Affiliates	$36,395
Total Income	36,395

Expenses:
Investment advisory fees	1,781
Supervisory and administrative fees	2,545
Distribution and/or servicing fees - Class M	355
Servicing fees - Administrative Class	973
Distribution and/or servicing fees - Advisor Class	706
Interest expense	1
Total Expenses	6,361
Waiver and/or Reimbursement by PIMCO	(1,444)
Net Expenses	4,917

Net Investment Income	31,478

Net Realized Gain (Loss):
Investments in Affiliates	(28,129)
Net capital gain distributions received from Affiliate investments	2,482

Net Realized (Loss)	(25,647)

Net Change in Unrealized (Depreciation):
Investments in Affiliates	(94,915)

Net Change in Unrealized (Depreciation)	(94,915)

Net (Decrease) in Net Assets Resulting from Operations	$(89,084)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2015	13

Statements of Changes in Net Assets PIMCO All Asset Portfolio

(Amounts in thousands†)	Year Ended December 31, 2015	Year Ended December 31, 2014

(Decrease) in Net Assets from:

Operations:
Net investment income	$31,478	$50,618
Net realized gain (loss)	(25,647)	31,421
Net change in unrealized (depreciation)	(94,915)	(71,476)

Net Increase (Decrease) in Net Assets Resulting from Operations	(89,084)	10,563

Distributions to Shareholders:
From net investment income (a)
Institutional Class	(247)	(532)
Class M	(2,185)	(4,463)
Administrative Class	(19,826)	(40,708)
Advisor Class	(8,100)	(18,298)
Tax basis return of capital (a)
Institutional Class	(9)	0
Class M	(89)	0
Administrative Class	(729)	0
Advisor Class	(317)	0

Total Distributions	(31,502)	(64,001)

Portfolio Share Transactions:
Net (decrease) resulting from Portfolio share transactions**	(190,043)	(145,641)

Total (Decrease) in Net Assets	(310,629)	(199,079)

Net Assets:
Beginning of year	1,147,508	1,346,587
End of year*	$836,879	$1,147,508

* Including undistributed (overdistributed) net investment income of:	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 10 in the Notes to Financial Statements.
(a)	Determined in accordance with federal income tax regulations, see Note 2(c) in the Notes to Financial Statements for more information.

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO All Asset Portfolio

December 31, 2015

		MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 0.2%

SHORT-TERM INSTRUMENTS 0.2%

REPURCHASE AGREEMENTS (b) 0.2%
		$1,299

Total Short-Term Instruments (Cost $1,299)		1,299

Total Investments in Securities (Cost $1,299)		1,299

	SHARES
INVESTMENTS IN AFFILIATES 100.2%

MUTUAL FUNDS (a) 99.9%
PIMCO CommoditiesPLUS® Strategy Fund	2,625,152	14,202
PIMCO CommodityRealReturn Strategy Fund®	2,183,917	13,781
PIMCO Credit Absolute Return Fund	247,319	2,312
PIMCO Diversified Income Fund	199,493	2,003
PIMCO Emerging Local Bond Fund	10,433,281	69,277
PIMCO Emerging Markets Bond Fund	295,451	2,751
PIMCO Emerging Markets Corporate Bond Fund	70,350	671
PIMCO Emerging Markets Currency Fund	11,930,251	99,737
PIMCO Floating Income Fund	356,424	2,777
PIMCO Foreign Bond Fund (Unhedged)	245,797	2,222
PIMCO Global Advantage® Strategy Bond Fund	769,198	7,546
PIMCO High Yield Fund	2,760,907	22,805
PIMCO High Yield Spectrum Fund	3,283,866	29,850
PIMCO Income Fund	4,516,825	52,982

	SHARES	MARKET VALUE (000S)
PIMCO Investment Grade Corporate Bond Fund	1,723,506	$17,097
PIMCO Long Duration Total Return Fund	1,058,531	11,316
PIMCO Long-Term Credit Fund	657,585	7,115
PIMCO Long-Term U.S. Government Fund	4,724	28
PIMCO Low Duration Fund	3,708,515	36,566
PIMCO Money Market Fund	2,700,227	2,700
PIMCO Mortgage Opportunities Fund	567,260	6,200
PIMCO RAE Fundamental Advantage PLUS Fund	2,376,222	22,741
PIMCO RAE Fundamental PLUS EMG Fund	5,184,476	36,810
PIMCO RAE Fundamental PLUS International Fund	1,631,913	12,468
PIMCO RAE Fundamental PLUS Small Fund	293,415	2,559
PIMCO RAE Low Volatility PLUS EMG Fund	10,389,877	76,054
PIMCO RAE Low Volatility PLUS Fund	1,091,811	11,431
PIMCO RAE Low Volatility PLUS International Fund	3,967,589	36,065
PIMCO RAE Worldwide Fundamental Advantage PLUS Fund	3,600,035	31,212
PIMCO RAE Worldwide Long/Short PLUS Fund	7,409,847	66,170
PIMCO Real Return Asset Fund	7,477,408	57,277
PIMCO Real Return Fund	793,875	8,344
PIMCO RealEstateRealReturn Strategy Fund	2,491,992	18,790
PIMCO Senior Floating Rate Fund	1,809,288	17,333
PIMCO StocksPLUS® International Fund (U.S. Dollar Hedged)	62,075	441

	SHARES	MARKET VALUE (000S)
PIMCO StocksPLUS® International Fund (Unhedged)	138	$1
PIMCO Total Return Fund	1,509,373	15,199
PIMCO TRENDS Managed Futures Strategy Fund	230,298	2,116
PIMCO Unconstrained Bond Fund	1,689,345	17,417

Total Mutual Funds (Cost $981,691)		836,366

EXCHANGE-TRADED FUNDS 0.3%
PIMCO Global Advantage® Inflation-Linked Bond Active Exchange-Traded Fund	20,000	801
PIMCO Low Duration Active Exchange-Traded Fund	15,691	1,564

Total Exchange-Traded Funds (Cost $2,666)		2,365

SHORT-TERM INSTRUMENTS 0.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.0%
PIMCO Short-Term Floating NAV Portfolio III	10,289	102

Total Short-Term Instruments (Cost $102)		102

Total Investments in Affiliates (Cost $984,459)		838,833

Total Investments 100.4% (Cost $985,758)		$840,132

Other Assets and Liabilities, net (0.4%)		(3,253)

Net Assets 100.0%		$836,879

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
SSB	0.000%	12/31/2015	01/04/2016	$1,299	Fannie Mae 2.140% due 11/07/2022	$(1,329)	$1,299	$1,299

Total Repurchase Agreements						$(1,329)	$1,299	$1,299

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2015	15

Schedule of Investments PIMCO All Asset Portfolio (Cont.)

December 31, 2015

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of December 31, 2015:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (1)
Global/Master Repurchase Agreement
SSB	$1,299	$0	$0	$1,299	$(1,329)	$(30)

Total Borrowings and Other Financing Transactions	$1,299	$0	$0

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 5, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2015 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2015
Investments in Securities, at Value
Short-Term Instruments
Repurchase Agreements	$0	$1,299	$0	$1,299
	$0	$1,299	$0	$1,299

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2015
Investments in Affiliates, at Value
Mutual Funds	$836,366	$0	$0	$836,366
Exchange-Traded Funds	2,365	0	0	2,365
Short-Term Instruments
Central Funds Used for Cash Management Purposes	102	0	0	102
	$838,833	$0	$0	$838,833

Total Investments	$838,833	$1,299	$0	$840,132

There were no significant transfers between Levels 1, 2, or 3 during the period ended December 31, 2015.

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Notes to Financial Statements

December 31, 2015

1. ORGANIZATION

The PIMCO All Asset Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers four classes of shares: Institutional, Class M, Administrative, and Advisor. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio. Research Affiliates, LLC (“Research Affiliates”) serves as the asset allocation sub-adviser to the Portfolio.

The Portfolio may invest substantially all of its assets in Institutional Class, or as applicable, Class M shares of any funds of the PIMCO Funds and PIMCO Equity Series, except other fund of funds, and shares of any actively-managed funds of the PIMCO ETF Trust (the “Underlying PIMCO Funds”). The Portfolio’s investment in a particular Underlying PIMCO Fund normally will not exceed 50% of its total assets. The Portfolio’s combined investments in the Equity-Related Underlying PIMCO Funds (as set forth in the Portfolio’s current prospectus) normally will not exceed 50% of its total assets. In addition, the Portfolio’s combined investments in the Inflation-Related Underlying PIMCO Funds (as set forth in the Portfolio’s current prospectus), which seek to gain exposure to an asset class such as U.S. Treasury Inflation-Protected Securities (“TIPS”), commodities, or real estate, normally will not exceed 75% of its total assets.

The Portfolio’s assets are not allocated according to a predetermined blend of shares of the Underlying PIMCO Funds. Instead, when making allocation decisions among the Underlying PIMCO Funds, the Portfolio’s asset allocation sub-adviser considers various quantitative and qualitative data relating to the U.S. and foreign economies and securities markets. Such data includes projected growth trends in the U.S. and foreign economies, forecasts for interest rates and the relationship between short and long-term interest rates (yield curve), current and projected trends in inflation, relative valuation levels in the equity and fixed income markets and various segments within those markets, the outlook and projected growth of various industrial sectors, information relating to business cycles, borrowing needs and the cost of capital, political trends data relating to trade balances and labor information. The Portfolio’s asset allocation sub-adviser has the flexibility to reallocate the Portfolio’s assets among any or all of the asset class exposures represented by the Underlying PIMCO Funds based on its ongoing analyses of the equity, fixed income and commodity markets. While these analyses are performed daily, material shifts in asset class exposures typically take place over longer periods of time.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies are recorded as dividend income. Long-term capital gain distributions received from registered investment companies are recorded as realized gains.

(b) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the Portfolio. Class

ANNUAL REPORT	DECEMBER 31, 2015	17

Notes to Financial Statements (Cont.)

specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Portfolio’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(c) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of transactions that may cause character differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed (overdistributed) net realized gains (losses) and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(d) New Accounting Pronouncements  In June 2014, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2014-11, that expanded secured borrowing accounting for certain repurchase agreements. The ASU also sets forth additional disclosure requirements for certain transactions accounted for as sales in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. The ASU became effective prospectively for annual periods beginning after December 15, 2014, and interim periods beginning after March 15, 2015. The Portfolio has adopted the ASU. The financial statements have been modified to provide enhanced disclosures surrounding secured borrowing transactions, if any. See the Notes to Schedule of Investments for additional details.

In August 2014, the FASB issued ASU 2014-15 requiring management to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the entity’s ability to continue as a going concern. The ASU is effective prospectively for annual periods ending after December 15, 2016, and interim periods thereafter. At this time, management is evaluating the implications of these changes on the financial statements.

In May 2015, the FASB issued ASU 2015-07 which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the NAV per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of the Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets attributable to the Portfolio or class, less any liabilities, by the total number of shares outstanding of the Portfolio or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio and Underlying PIMCO Fund shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Portfolio or an Underlying PIMCO Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Portfolio reserves the right to change the time its NAV is calculated if the Portfolio closes earlier, or as permitted by the SEC.

The assets of the Portfolio consist of shares of the Underlying PIMCO Funds, which are valued at their respective NAVs at the time of valuation of the Portfolio’s shares. For purposes of calculating the NAV of the Underlying PIMCO Funds, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing

18	PIMCO VARIABLE INSURANCE TRUST

December 31, 2015

data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services or other pricing sources. With respect to any portion of an Underlying PIMCO Fund’s assets that are invested in one or more open-end management investment companies (other than exchange-traded funds (“ETFs”)), the Underlying PIMCO Fund’s NAV will be calculated based upon the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. Foreign (non-U.S.) exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the

Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of an Underlying PIMCO Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio invests in Underlying PIMCO Funds that hold foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board (“Valuation Oversight Committee”), generally based on recommendations provided by the Adviser. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of an Underlying PIMCO Fund’s securities or assets. In addition, market quotes are considered not readily available

ANNUAL REPORT	DECEMBER 31, 2015	19

Notes to Financial Statements (Cont.)

when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When an Underlying PIMCO Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s and Underlying PIMCO Funds’ NAVs that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that an Underlying PIMCO Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by an Underlying PIMCO Fund may differ from the value that would be realized if the securities were sold. An Underlying PIMCO Fund’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1 — Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers in and out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant

20	PIMCO VARIABLE INSURANCE TRUST

December 31, 2015

restrictions on redemption where the inputs to the NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Prior to

July 31, 2015, short-term investments having a maturity of 60 days or less and repurchase agreements were generally valued at amortized cost which approximates fair value. Short-term debt instruments having a remaining maturity of 60 days or less are categorized as Level 2 of the fair value hierarchy.

The validity of the fair value is reviewed by the Adviser on a periodic basis and may be amended in accordance with the Trust’s valuation procedures.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Portfolio invests under normal circumstances substantially all of its assets in Institutional Class or, as applicable, Class M shares of any funds of the PIMCO Funds and PIMCO Equity Series, affiliated open-end investment companies, except funds of funds, and shares of any actively-managed funds of the PIMCO ETF Trust, an affiliated investment company. The Underlying PIMCO Funds are considered to be affiliated with the Portfolio. The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the Underlying PIMCO Funds or Central Funds for the period ended December 31, 2015 (amounts in thousands†):

Underlying PIMCO Funds	Market Value 12/31/2014	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2015	Dividend Income (1)	Realized Net Capital Gain Distributions (1)
PIMCO CommoditiesPLUS® Strategy Fund	$34,968	$564	$(15,060)	$(6,056)	$(214)	$14,202	$336	$0
PIMCO CommodityRealReturn Strategy Fund®	44,347	1,726	(25,753)	(5,717)	(822)	13,781	919	0
PIMCO Credit Absolute Return Fund	3,580	1,398	(2,477)	(55)	(134)	2,312	108	11
PIMCO Diversified Income Fund	1,163	1,728	(733)	157	(312)	2,003	127	0
PIMCO Emerging Local Bond Fund	102,771	9,278	(21,845)	(7,753)	(13,174)	69,277	4,531	0
PIMCO Emerging Markets Bond Fund	5,768	625	(3,364)	(341)	63	2,751	180	0
PIMCO Emerging Markets Corporate Bond Fund	2,745	47	(2,021)	(175)	75	671	48	0
PIMCO Emerging Markets Currency Fund	102,512	32,120	(23,111)	(2,903)	(8,881)	99,737	3,044	0
PIMCO EqS® Long/Short Fund	5,477	0	(5,585)	971	(863)	0	0	0
PIMCO EqS Pathfinder Fund®**	15,185	0	(16,245)	834	226	0	0	0
PIMCO Floating Income Fund	704	2,844	(617)	(25)	(129)	2,777	158	0
PIMCO Foreign Bond Fund (Unhedged)	3,564	56	(1,120)	(161)	(117)	2,222	56	0
PIMCO Global Advantage® Inflation-Linked Bond Active Exchange-Traded Fund	916	0	0	0	(115)	801	13	0
PIMCO Global Advantage® Strategy Bond Fund	534	8,271	(787)	(49)	(423)	7,546	138	0
PIMCO Global Dividend Fund	74	0	(77)	(15)	18	0	0	0
PIMCO Government Money Market Fund	7,896	424,693	(432,589)	0	0	0	0	0
PIMCO High Yield Fund	32,796	15,204	(22,721)	(957)	(1,517)	22,805	1,750	582
PIMCO High Yield Spectrum Fund	33,104	2,542	(2,647)	(133)	(3,016)	29,850	2,347	16
PIMCO Income Fund	72,040	4,486	(20,821)	1,587	(4,310)	52,982	4,438	48
PIMCO Investment Grade Corporate Bond Fund	27,213	1,830	(11,005)	(73)	(868)	17,097	1,043	146
PIMCO Long Duration Total Return Fund	21,510	6,752	(16,088)	672	(1,530)	11,316	613	298
PIMCO Long-Term Credit Fund	19,634	5,042	(16,787)	2,400	(3,174)	7,115	841	172
PIMCO Long-Term U.S. Government Fund	44,542	145	(45,517)	4,607	(3,749)	28	145	0
PIMCO Low Duration Fund	18,468	145,240	(126,985)	(129)	(28)	36,566	283	0
PIMCO Low Duration Active Exchange-Traded Fund	2,621	0	(1,055)	(3)	1	1,564	55	5

ANNUAL REPORT	DECEMBER 31, 2015	21

Notes to Financial Statements (Cont.)

Underlying PIMCO Funds	Market Value 12/31/2014	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2015	Dividend Income (1)	Realized Net Capital Gain Distributions (1)
PIMCO Mortgage Opportunities Fund	$6,897	$267	$(881)	$9	$(92)	$6,200	$267	$0
PIMCO Money Market Fund	0	19,748	(17,048)	0	0	2,700	0	0
PIMCO RAE Fundamental Advantage PLUS Fund	55,301	3,798	(31,622)	(3,055)	(1,681)	22,741	1,952	0
PIMCO RAE Fundamental PLUS EMG Fund	47,345	6,983	(5,086)	(288)	(12,144)	36,810	0	0
PIMCO RAE Fundamental PLUS Fund	6,643	96	(6,550)	(696)	507	0	56	0
PIMCO RAE Fundamental PLUS International Fund	35,479	488	(21,505)	(4,532)	2,538	12,468	488	0
PIMCO RAE Fundamental PLUS Small Fund	8,458	812	(5,842)	554	(1,423)	2,559	120	459
PIMCO RAE Low Volatility PLUS EMG Fund	88,954	19,315	(9,372)	(1,049)	(21,794)	76,054	1,875	0
PIMCO RAE Low Volatility PLUS Fund	30,454	235	(18,555)	(459)	(244)	11,431	84	151
PIMCO RAE Low Volatility PLUS International Fund	47,572	3,036	(12,468)	(123)	(1,952)	36,065	1,729	0
PIMCO RAE Worldwide Fundamental Advantage PLUS Fund	42,390	6,115	(13,584)	(1,025)	(2,684)	31,212	491	0
PIMCO RAE Worldwide Long/Short PLUS Fund	34,839	47,584	(9,201)	(806)	(6,246)	66,170	2,455	0
PIMCO Real Return Asset Fund	15,235	61,803	(13,843)	(768)	(5,150)	57,277	1,186	0
PIMCO Real Return Fund	16,348	132	(7,738)	(512)	114	8,344	132	0
PIMCO RealEstateRealReturn Strategy Fund	32,520	1,838	(15,460)	(1,573)	1,465	18,790	1,655	0
PIMCO Senior Floating Rate Fund	24,361	8,104	(14,301)	(144)	(687)	17,333	970	0
PIMCO Short-Term Fund	4	0	(4)	0	0	0	0	0
PIMCO Short-Term Floating NAV Portfolio*	2,002	1	(2,004)	0	1	0	1	0
PIMCO Short-Term Floating NAV Portfolio III	0	8,201	(8,099)	0	0	102	1	0
PIMCO StocksPLUS® Absolute Return Fund	56	0	(58)	20	(18)	0	0	0
PIMCO StocksPLUS® International Fund (U.S. Dollar Hedged)	88	458	(95)	25	(35)	441	8	0
PIMCO StocksPLUS® International Fund (Unhedged)	17	0	(17)	5	(4)	1	0	0
PIMCO StocksPLUS® Small Fund	74	0	(77)	3	0	0	0	0
PIMCO Total Return Fund	20,143	10,761	(14,928)	(238)	(539)	15,199	409	586
PIMCO TRENDS Managed Futures Strategy Fund	2,331	162	0	0	(377)	2,116	155	8
PIMCO Unconstrained Bond Fund	26,521	5,142	(12,609)	(160)	(1,477)	17,417	1,188	0
Totals	$1,148,164	$869,670	$(1,055,957)	$(28,129)	$(94,915)	$838,833	$36,395	$2,482

(1)	A portion of this may be recharacterized to return of capital and reflected as such on tax forms mailed to shareholders on or about January 31st following each calendar year.
†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	Effective July 1, 2015, the Portfolio was liquidated.
**	Effective July 14, 2015, the Portfolio was liquidated.

(b) Investments in Securities

Exchange-Traded Funds  The Portfolio may invest in ETFs, which typically are index-based investment companies that hold substantially all of their assets in securities representing their specific index, but may also be actively-managed investment companies. Shares of ETFs trade throughout the day on an exchange and represent an investment in a portfolio of securities and other assets. As a shareholder of another investment company, the Portfolio would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Portfolio bears directly in connection with its own operations. Investments in ETFs entail certain risks; in particular, investments in index ETFs involve the risk that the ETF’s performance may not track the performance of the index the ETF is designed to track.

(c) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for the receipt of collateral, which may result in interest expense to the Portfolio.

22	PIMCO VARIABLE INSURANCE TRUST

December 31, 2015

5. PRINCIPAL RISKS

In the normal course of business, the Underlying PIMCO Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Investments in Mutual Funds  To the extent that the Portfolio invests substantially all of its assets in Underlying PIMCO Funds, the risks associated with investing in the Portfolio will be closely related to the risks associated with the securities and other investments held by the Underlying PIMCO Funds. The ability of the Portfolio to achieve its investment objective may depend upon the ability of the Underlying PIMCO Funds to achieve their respective investment objectives. There can be no assurance that the investment objective of any Underlying PIMCO Fund will be achieved. The NAV of the Portfolio will fluctuate in response to changes in the respective NAV of the Underlying PIMCO Funds in which it invests. The extent to which the investment performance and risks associated with the Portfolio correlate to those of a particular Underlying PIMCO Fund will depend upon the extent to which the assets of the Portfolio are allocated from time to time for investment in the Underlying PIMCO Funds, which will vary. Investing in Underlying PIMCO Funds involves certain additional expenses and tax results that would not be present in a direct investment in the Underlying PIMCO Funds.

The Portfolio’s investment performance depends upon how its assets are allocated and reallocated according to the Portfolio’s asset allocation targets and ranges. A principal risk of investing in the Portfolio is that the Portfolio’s asset allocation sub-adviser will make less than optimal or poor asset allocation decisions. The asset allocation sub-adviser attempts to identify investment allocations for the Underlying PIMCO Funds that will provide consistent, quality performance for the Portfolio, but there is no guarantee that such allocation techniques will produce the desired results.

Market Risks  The Portfolio’s (or Underlying PIMCO Funds’) investments in financial derivative instruments and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Interest rate risk is the risk that fixed income securities will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio (or Underlying PIMCO Funds) is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Portfolio (or Underlying PIMCO Funds) may lose money if these changes are not anticipated by Portfolio (or Underlying PIMCO Funds) management. The Portfolio (or Underlying PIMCO Funds) may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Duration is a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. Convexity is an additional measure of interest rate sensitivity that measures the rate of change of duration in response to changes in interest rates. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). At present, the U.S. is experiencing historically low interest rates. The Portfolio may be subject to heightened interest rate risk because the Fed has ended its quantitative easing program and has begun, and may continue, to raise interest rates. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause the Portfolio (or Underlying PIMCO Funds) to lose value. If the Portfolio (or Underlying PIMCO Funds) lost enough value, the Portfolio (or Underlying PIMCO Funds) could face increased redemptions by shareholders, which could further impair its performance.

To the extent that the Portfolio (or Underlying PIMCO Fund) may invest in securities and instruments that are economically tied to Russia, the Portfolio (or Underlying PIMCO Fund) is subject to various risks such as,

ANNUAL REPORT	DECEMBER 31, 2015	23

Notes to Financial Statements (Cont.)

but not limited to political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, and unpredictable taxation. Investments in Russia are particularly subject to the risk that further economic sanctions may be imposed by the United States and/or other countries. Such sanctions — which may impact companies in many sectors, including energy, financial services and defense, among others — may negatively impact the Portfolio’s (or Underlying PIMCO Fund’s) performance and/or ability to achieve its investment objective. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, difficulties in obtaining accurate prices, a smaller market capitalization and a smaller number of traded securities. Settlement, clearing and registration of securities transactions are subject to risks, which may result in significant delays or problems in registering the transfer of securities, including issues with foreign nominee accounts held with custodian banks. It is possible that the ownership rights of the Portfolio (or Underlying PIMCO Fund) could be lost through fraud or negligence. In addition, it may be difficult for the Portfolio (or Underlying PIMCO Fund) to enforce any rights it may have in the event of loss of share registration. Adverse currency exchange rates are a risk and there may be a lack of available currency hedging instruments. Investments in Russia may be subject to the risk of nationalization or expropriation of assets. Oil, natural gas, metals, and timber account for a significant portion of Russia’s exports, leaving the country vulnerable to swings in world prices.

If the Portfolio (or Underlying PIMCO Funds) invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivative instruments that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio (or Underlying PIMCO Funds), or, in the case of hedging positions, that the Portfolio’s (or Underlying PIMCO Funds’) base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s (or Underlying PIMCO Funds’) investments in foreign currency-denominated securities may reduce the returns of the Portfolio (or Underlying PIMCO Funds).

The Portfolio’s (or Underlying PIMCO Funds’) investments in commodity-linked financial derivative instruments may subject the Portfolio (or Underlying PIMCO Funds) to greater market price volatility than investments in traditional securities. The value of commodity-linked financial derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Credit and Counterparty Risks  The Portfolio (or Underlying PIMCO Funds) will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Portfolio (or Underlying PIMCO Funds) minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges, where applicable. For financial derivative instruments traded on exchanges or clearinghouses, the primary credit risk is the creditworthiness of the Portfolio’s clearing broker or the exchange or clearinghouse itself. The Portfolio (or Underlying PIMCO Funds) could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivative instruments contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities and financial derivative instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings.

Similar to credit risk, the Portfolio (or Underlying PIMCO Funds) may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio (or Underlying PIMCO Funds) has unsettled or open transactions will default. PIMCO, as the Adviser, minimizes counterparty risks to the Portfolio (or Underlying PIMCO Funds) through a number of ways. Prior to entering into transactions with a new counterparty, the PIMCO Counterparty Risk Committee conducts an extensive credit review of such counterparty and must approve the use of such counterparty. Furthermore, pursuant to the terms of the underlying contract, to the extent that unpaid amounts owed to the Portfolio (or Underlying PIMCO Funds) exceed a predetermined threshold, such counterparty shall advance collateral to the Portfolio (or Underlying PIMCO Funds) in the form of cash or securities equal in value to the unpaid amount owed to the Portfolio (or Underlying PIMCO Funds). The Portfolio (or Underlying PIMCO Funds) may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio (or Underlying PIMCO Funds) subsequently decreases, the Portfolio (or Underlying PIMCO Funds) would be required to return to the counterparty all or a portion of the collateral previously advanced.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio

24	PIMCO VARIABLE INSURANCE TRUST

December 31, 2015

(or Underlying PIMCO Funds) has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared over the counter (“OTC”) derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk is significantly reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of an FCM default scenario further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

6. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset

ANNUAL REPORT	DECEMBER 31, 2015	25

Notes to Financial Statements (Cont.)

Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.175%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.25%.

(c) Distribution and Servicing Fees   PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted separate Distribution and Servicing Plans for each of the Advisor Class and Class M shares of the Portfolio (the “Distribution and Servicing Plans”). The Distribution and Servicing Plans have been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plans permit the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class and Class M shares. The Distribution and Servicing Plans permit the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class or Class M shares, respectively. The Distribution and Servicing Plan for Class M shares also permits the Portfolio to compensate the Distributor for providing or procuring administrative, recordkeeping, and other investor services at an annual rate of up to 0.20% of its average daily net assets attributable to its Class M shares.

(d) Portfolio Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $35,000, plus $3,600 for each Board meeting attended in person, $750 for each committee meeting attended and $750 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $5,000, the valuation oversight committee lead receives an additional annual retainer of $3,250 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads) and the governance committee chair receives an additional annual retainer of $1,500.

These expenses are allocated on a pro rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio, which does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Acquired Fund Fees and Expenses  The Underlying PIMCO Fund expenses for the Portfolio are based upon an allocation of the Portfolio’s assets among the Underlying PIMCO Funds and upon the total annual operating expenses of the Institutional Class shares or, as applicable, Class M shares of these Underlying PIMCO Funds. Underlying PIMCO Fund expenses will vary for the Funds with changes in the expenses of the Underlying PIMCO Funds, as well as the allocation of the Portfolio’s assets.

PIMCO has contractually agreed, through May 1, 2016, to reduce its Investment Advisory Fee to the extent that the Underlying PIMCO Fund expenses attributable to Investment Advisory Fees and Supervisory and Administrative Fees exceed 0.64% of the total assets invested in Underlying PIMCO Funds. PIMCO may recoup these waivers and reimbursements for a period not exceeding three years, provided that

26	PIMCO VARIABLE INSURANCE TRUST

December 31, 2015

total expenses, including such recoupment, do not exceed the annual expense limit. The recoverable amount to PIMCO at December 31, 2015 was $5,056,198.

7. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 6 and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

8. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

9. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The transaction costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2015, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$0	$0	$417,028	$596,220

†	A zero balance may reflect actual amounts rounding to less than one thousand.

10. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2015		Year Ended 12/31/2014
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	283	$2,854	319	$3,572
Class M	746	7,633	1,010	11,426
Administrative Class	4,112	41,925	7,069	78,861
Advisor Class	1,190	12,058	3,181	35,664
Issued as reinvestment of distributions
Institutional Class	27	256	49	532
Class M	236	2,274	409	4,463
Administrative Class	2,159	20,554	3,788	40,708
Advisor Class	876	8,418	1,686	18,298
Cost of shares redeemed
Institutional Class	(712)	(7,094)	(360)	(3,990)
Class M	(1,821)	(18,712)	(2,761)	(31,154)
Administrative Class	(16,924)	(170,478)	(16,937)	(187,452)
Advisor Class	(8,825)	(89,731)	(10,475)	(116,569)
Net increase (decrease) resulting from Portfolio share transactions	(18,653)	$(190,043)	(13,022)	$(145,641)

As of December 31, 2015, two shareholders each owned 10% or more of the Portfolio’s total outstanding shares comprising 61% of the Portfolio. One shareholder is a related party and comprises 46% of the Portfolio. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

ANNUAL REPORT	DECEMBER 31, 2015	27

Notes to Financial Statements (Cont.)

11. REGULATORY AND LITIGATION MATTERS

The Portfolio is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

PIMCO has received a Wells Notice from the staff of the U.S. Securities and Exchange Commission (“SEC”) that relates to the PIMCO Total Return Active Exchange-Traded Fund (“BOND”), a series of PIMCO ETF Trust. The notice indicates the staff’s preliminary determination to recommend that the SEC commence a civil action against PIMCO stemming from a non-public investigation relating to BOND. A Wells Notice is neither a formal allegation of wrongdoing nor a finding that any law was violated.

This matter principally pertains to the valuation of smaller sized positions in non-agency mortgage-backed securities purchased by BOND between its inception on February 29, 2012 and June 30, 2012, BOND’s performance disclosures for that period, and PIMCO’s compliance policies and procedures related to these matters.

The Wells process provides PIMCO with the opportunity to demonstrate to the SEC staff why it believes its conduct was appropriate, in keeping with industry standards, and that no action should be taken. PIMCO believes that this matter is unlikely to have a material adverse effect on any Portfolio or on PIMCO’s ability to provide investment management services to any Portfolio.

The foregoing speaks only as of the date of this report.

12. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2015, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2012-2014, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Portfolio, through the Underlying PIMCO Funds may gain exposure to the commodities markets primarily through index-linked notes, and may invest in other commodity-linked derivative investments, including commodity swap agreements, options, futures contracts, options on futures contracts and foreign funds investing in similar commodity-linked derivatives.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that the Portfolio must derive at least 90% of its gross income from certain qualifying sources of income. The IRS has issued a revenue ruling which holds that income derived from commodity index-linked swaps is not qualifying income under Subchapter M of the Code. The IRS has also issued private letter rulings in which the IRS specifically concluded that income from certain commodity index-linked notes is qualifying income. The IRS has also issued private rulings in which the IRS specifically concluded that income derived from investment in a subsidiary, which invests primarily in commodity-linked swaps, will also be qualifying income. Based on the reasoning in such rulings, the Portfolio will continue to seek to gain exposure to the commodity markets through indirect investments in a Subsidiary.

It should be noted, however, that the IRS currently has suspended the issuance of such rulings pending further review. There can be no assurance that the IRS will not change its position that income derived from commodity-linked notes and wholly-owned subsidiaries is qualifying income. Furthermore, the tax treatment of commodity-linked notes, other commodity-linked derivatives, and the Portfolio’s indirect investments in the Subsidiaries of the Underlying PIMCO Funds may otherwise be adversely affected by future legislation, Treasury Regulations and/or guidance issued by the IRS. Such developments could affect the character, timing and/or amount of the Portfolio’s taxable income or any distributions made by the Portfolio or result in the inability of the Portfolio to operate as described in its Prospectus. If, during a taxable year, the Underlying PIMCO Fund’s Commodity Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Underlying PIMCO Fund as a deductible amount for income tax purposes. In the event that the Commodity Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Underlying PIMCO Fund as income for Federal income tax purposes.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable

28	PIMCO VARIABLE INSURANCE TRUST

December 31, 2015

annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of December 31, 2015, the components of distributable taxable earnings are as follows (amounts in thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Qualified Late-Year Loss Deferral — Capital (4)	Qualified Late-Year Loss Deferral — Ordinary (5)
PIMCO All Asset Portfolio	$—	$—	$(157,600)	$—	$(156,939)	$—	$—

(1)	Adjusted for open wash sale loss deferrals for federal income tax purposes and return of capital distributions received.
(2)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals and distributions payable at fiscal year-end.

(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2015 through December 31, 2015 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
(5)	Specified losses realized during the period November 1, 2015 through December 31, 2015, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

As of December 31, 2015, the Portfolio had accumulated capital losses expiring in the following years (amounts in thousands). The Portfolio will resume capital gain distributions in the future to the extent gains are realized in excess of accumulated capital losses.

	Expiration of Accumulated Capital Losses
	12/31/2016	12/31/2017	12/31/2018
PIMCO All Asset Portfolio	$—	$129,163	$—

Under the Regulated Investment Company Act of 2010, a Portfolio is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law. As of December 31, 2015, the Portfolio had the following post-effective capital losses with no expiration:

	Short-Term	Long-Term
PIMCO All Asset Portfolio	$17,938	$9,838

As of December 31, 2015, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Appreciation/ (Depreciation) (6)
PIMCO All Asset Portfolio	$997,732	$8,723	$(166,323)	$(157,600)

(6)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals and return of capital distributions received.

For the years ended December 31, 2015 and December 31, 2014, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

	Fiscal Year Ended	Ordinary Income Distributions (7)	Long Term Capital Gain Distributions	Return of Capital (8)
PIMCO All Asset Portfolio	12/31/2015	$30,358	$—	$1,144
	12/31/2014	$64,001	$—	$—

(7)	Includes short-term capital gains, if any, distributed.
(8)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

ANNUAL REPORT	DECEMBER 31, 2015	29

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and Shareholders of PIMCO All Asset Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of PIMCO All Asset Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 18, 2016

30	PIMCO VARIABLE INSURANCE TRUST

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
SSB	State Street Bank and Trust Co.

Currency Abbreviations:
USD (or $)	United States Dollar

ANNUAL REPORT	DECEMBER 31, 2015	31

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2015:

PIMCO All Asset Portfolio	0.20%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

PIMCO All Asset Portfolio	0.23%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

32	PIMCO VARIABLE INSURANCE TRUST

Management of the Trust

(Unaudited)

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Portfolio’s website at pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees*

Brent R. Harris (1959) Chairman of the Board and Trustee	08/1997 to present	Managing Director, PIMCO. Formerly, member of Executive Committee, PIMCO.	168	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute.

Douglas M. Hodge (1957) Trustee	02/2010 to present	Managing Director, Chief Executive Officer, PIMCO (since 2/14); Chief Operating Officer, PIMCO (7/09 – 2/14); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	146	Trustee, PIMCO Funds; Trustee, PIMCO ETF Trust.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company; Formerly, Executive Advisor, Toyota Financial Services; CEO, Toyota Financial Services.	146	Trustee, PIMCO Funds; Trustee, PIMCO ETF Trust.

E. Philip Cannon (1940) Trustee	05/2000 to present	Private Investor. Formerly, President, Houston Zoo.	168	Trustee, PIMCO Funds; Trustee, PIMCO ETF; Trustee, PIMCO Equity Series; and Trustee, PIMCO Equity Series VIT. Formerly, Trustee, Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments).	168	Trustee, PIMCO Funds; Trustee, PIMCO ETF Trust; Trustee, PIMCO Equity Series; and Trustee, PIMCO Equity Series VIT. Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group).	146	Trustee, PIMCO Funds; Trustee, PIMCO ETF Trust.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	168	Trustee, PIMCO Funds; Trustee, PIMCO ETF; Trustee, PIMCO Equity Series; and Trustee, PIMCO Equity Series VIT.

Ronald C. Parker (1951) Trustee	07/2009 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products).	168	Trustee, PIMCO Funds; Trustee, PIMCO ETF Trust; Trustee, PIMCO Equity Series; and Trustee, PIMCO Equity Series VIT.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.

** Trustees serve until their successors are duly elected and qualified.

ANNUAL REPORT	DECEMBER 31, 2015	33

Management of the Trust (Cont.)

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*

Peter G. Strelow (1970) President	01/2015 to present Senior Vice President 11/2013 to 01/2015 Vice President 05/2008 to 11/2013	Managing Director, PIMCO. President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

David C. Flattum (1964) Chief Legal Officer	11/2006 to present

Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to present	Managing Director and Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Brent R. Harris (1959) Senior Vice President	01/2015 to present President 03/2009 to 01/2015	Managing Director and current member of Executive Committee, PIMCO. Senior Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to present

Managing Director, Chief Executive Officer, PIMCO (since 2/14); Chief Operating Officer, PIMCO (7/09 – 2/14); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management. Senior Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Kevin M. Broadwater (1964) Vice President — Senior Counsel	05/2012 to present	Executive Vice President and Deputy General Counsel, PIMCO. Vice President — Senior Counsel, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Joshua D. Ratner (1976)** Vice President — Senior Counsel, Secretary	11/2013 to present Assistant Secretary 10/2007 to 01/2011

Executive Vice President and Senior Counsel, PIMCO. Chief Legal Officer, PIMCO Investments LLC. Vice President — Senior Counsel, Secretary, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Secretary and Chief Legal Officer, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to present

Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Stacie D. Anctil (1969) Vice President	05/2015 to present Assistant Treasurer 11/2003 to 05/2015	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

William G. Galipeau (1974) Vice President	11/2013 to present

Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Treasurer, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds. Formerly, Vice President, Fidelity Investments.

Eric D. Johnson (1970)** Vice President	05/2011 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

Henrik P. Larsen (1970) Vice President	02/1999 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Greggory S. Wolf (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Trent W. Walker (1974) Treasurer	11/2013 to present Assistant Treasurer 05/2007 to 11/2013	Executive Vice President, PIMCO. Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Assistant Treasurer, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

Jason J. Nagler (1982)** Assistant Treasurer	05/2015 to present

Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds. Formerly, Head of Mutual Fund Reporting, GMO and Assistant Treasurer, GMO Trust and GMO Series Trust Funds.

* The term “PIMCO Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit Income Fund, PIMCO Dynamic Income Fund, PIMCO Global StocksPLUS & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.

** The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

34	PIMCO VARIABLE INSURANCE TRUST

Privacy Policy1

(Unaudited)

The Trust2 considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ non-public personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on applicable websites.

Respecting Your Privacy

As a matter of policy, the Trust does not disclose any non-public personal information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust or its affiliates may also retain non-affiliated companies to market the Trust’s shares or products which use the Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Trust reserves the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any fund advised by PIMCO in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Trust may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

Information Collected from Websites

Websites maintained by the Trust or its service providers may use a variety of technologies to collect information that help the Trust and its service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. In addition, the Trust or its Service Affiliates may use third parties to place advertisements for the Trust on other websites, including banner advertisements. Such third parties may collect anonymous information through the use of cookies or action tags (such as web beacons). The information these third parties collect is generally limited to technical and web navigation information, such as your IP address, web pages visited and browser type, and does not include personally identifiable information such as name, address, phone number or email address.

You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly.

Changes to the Privacy Policy

From time to time, the Trust may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Effective as of September 5, 2014.

2 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined policy may be written in the first person (i.e., by using “we” instead of “the Trust”).

ANNUAL REPORT	DECEMBER 31, 2015	35

Approval of Investment Advisory Contract and Other Agreements

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement and Amended and Restated Asset Allocation Sub-Advisory Agreement

At a meeting held on August 10-11, 2015, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved the Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) between the Trust, on behalf of each of the Trust’s series (the “Portfolios”), and Pacific Investment Management Company LLC (“PIMCO”) for an additional one-year term through August 31, 2016. The Board also considered and unanimously approved for an additional one-year term through August 31, 2016, the Supervision and Administration Agreement (together with the Investment Advisory Contract, the “Agreements”) between the Trust, on behalf of the Portfolios, and PIMCO. In addition, the Board considered and unanimously approved the renewal of the Amended and Restated Asset Allocation Sub-Advisory Agreement (the “Asset Allocation Agreement”) between PIMCO, on behalf of PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, and Research Affiliates, LLC (“Research Affiliates”) for an additional one-year term through August 31, 2016.

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of the past year, the Trustees received a wide variety of materials relating to the services provided by PIMCO and Research Affiliates to the Trust. At each of its quarterly meetings, the Board reviewed the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including shareholder services, valuation and custody, the Portfolios’ compliance program and other information relating to the nature, extent and quality of services provided by PIMCO and Research Affiliates to the Trust. In considering whether to approve the renewal of the Agreements and the Asset Allocation Agreement, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial information for PIMCO and, where relevant, Research Affiliates, information regarding the profitability to PIMCO of its relationship with the Portfolios, information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Portfolios, and information about the fees charged and services provided to other clients with similar investment mandates as the Portfolios (where applicable). In addition, the Board reviewed materials provided by counsel to the Trust and the Independent Trustees, which included, among other things, memoranda outlining legal duties of the Board in considering the continuation of the Agreements and the Asset Allocation Agreement.

(b) Review Process:  In connection with the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed written materials prepared by PIMCO and, where applicable, Research Affiliates in response to requests from counsel to the Trust and the Independent Trustees. The Board requested and received assistance and advice regarding applicable legal standards from counsel to the Trust and the Independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board heard oral presentations on matters related to the Agreements and the Asset Allocation Agreement and met both as a full Board and in a separate session of the Independent Trustees, without management present, at the August 10-11, 2015 meeting. The Independent Trustees also conducted a telephonic meeting with counsel to the Trust and the Independent Trustees on July 30, 2015 and executive sessions on August 10, 2015 to discuss the materials presented. In addition, the Independent Trustees requested and received from PIMCO additional information including, but not limited to, information related to profitability and comparative performance information.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and the Asset Allocation Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in assets under management. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered

36	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

PIMCO’s policies, procedures and systems to reasonably assure compliance with applicable laws and regulations and its commitment to these programs, its oversight of matters that may involve conflicts of interest between the Portfolios’ investments and those of other accounts managed by PIMCO, and its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has enhanced PIMCO’s service to the Funds and has allowed PIMCO to introduce innovative new funds over time. In addition, the Board considered the nature and quality of services provided by PIMCO to the wholly-owned subsidiaries of applicable Portfolios.

The Trustees considered information they had received about the steps that PIMCO has taken in recent years with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the counterparty risk committee, which oversees counterparty risk on a firm-wide basis, continually evaluating requests to add or remove approved counterparties as market needs and conditions warrant. The Trustees also considered that, over the last several years, PIMCO has continued to strengthen the process it uses to assess the financial stability of counterparties with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that, consistent with its fiduciary duty, PIMCO executes transactions through a competitive best execution process and uses only those counterparties that meet its stringent and monitored criteria. The Trustees considered that PIMCO’s collateral management team utilizes a counterparty risk system to analyze portfolio level exposure and collateral being exchanged with counterparties.

In addition, the Trustees considered new services and service enhancements that PIMCO has implemented since the Board renewed the Agreements in 2014, including, but not limited to: conducting a targeted review of quality and efficiency in the valuation process; expanding the analytical review of shareholder reports by State Street Bank and Trust Company, the Portfolios’ custodian; developing a process for monthly forecasts of taxable and book income to enhance portfolio management of investment income; continuing the expansion of a proprietary performance reconciliation tool, which includes next-day comparison of daily internal performance to custodian bank performance to identify potential errors and guardrail net asset value calculations; developing and implementing the Global Process Monitor application, which includes real-time tracking and escalation protocols for critical activities; and implementing monthly cash flow reporting processes to support client and media demands for information about investor flows and assets under management data. The Trustees also considered the recent outflows from the Portfolios. The Trustees further considered whether the decline in the Portfolios’ assets and the reduction in PIMCO’s total assets under management materially impacted the service quality or resources available to the Portfolios. The Trustees concluded that there has been no adverse impact to service quality or resources available to the Portfolios.

Similarly, the Board considered the asset allocation services provided by Research Affiliates to the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio. The Board noted that the PIMCO All Asset All Authority Portfolio recently commenced operations. The Board also considered the depth and quality of Research Affiliates’ investment management and research capabilities, the experience and capabilities of its portfolio management personnel and, in particular, the experience and capabilities of Robert Arnott, Research Affiliates’ principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by Research Affiliates under the Asset Allocation Agreement are likely to benefit the Portfolios and their respective shareholders (as applicable).

(b) Other Services:  The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust pursuant to the Administration Agreement.

The Board considered the terms of the Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services provided pursuant to that agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of these services and its supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives available in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited, and will likely continue to benefit, the Portfolios and their shareholders.

ANNUAL REPORT	DECEMBER 31, 2015	37

Approval of Investment Advisory Contract and Other Agreements (Cont.)

3. INVESTMENT PERFORMANCE

The Board received and examined information from PIMCO concerning the Portfolios’ performance, as available, over short- and long-term periods ended May 31, 2015 and other performance data, as available, over short- and long-term periods ended June 30, 2015 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ performance, as available, over short- and long-term periods ended May 31, 2015 (the “Lipper Report”).

The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 10-11, 2015 meeting. The Trustees noted that a majority of the Portfolios outperformed their respective Lipper medians over the three-year and longer periods ended May 31, 2015.

The Board also noted that, as of May 31, 2015, the Administrative Class of 44%, 79% and 92% of the Portfolios outperformed its Lipper category median on a net-of-fees basis over the three-year, five-year and ten-year periods, respectively. The Trustees considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of investments and that differences in performance among classes could principally be attributed to differences in the supervisory and administrative fees and distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups and that the Lipper categories do not: separate funds based upon maturity or duration; account for the applicable Portfolios’ hedging strategies; distinguish between enhanced index and actively managed equity strategies; include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” Lipper category to which they do not properly belong); or account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may not be particularly relevant to the consideration of Portfolio performance.

The Board noted that 63% or more of the assets of the Trust had outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods ending May 31, 2015 (based on the performance of the Administrative Class). The Board also noted that 8 of 14 Portfolios, representing 69% of the total assets of the Trust, had outperformed their respective benchmark indexes on a net-of-fees basis over the five-year period ending May 31, 2015. The

Board also noted that, while the Lipper universe comparisons provide a valuable performance comparison reference, there are certain Portfolios that do not fit neatly into their respective Lipper classifications. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward. The Board also considered that the Trust’s assets were over $20 billion as of December 31, 2014.

The Board considered PIMCO’s discussion of the intensive nature of managing bond funds, noting that it requires the management of a number of factors, including: varying maturities; prepayments; collateral management; counterparty management; pay-downs; credit events; workouts; derivatives; net new issuance in the bond market; and decreased market maker inventory levels. The Board noted that in addition to managing these factors, PIMCO must also balance risk controls and strategic positions in each portfolio it manages, including the Portfolios. Despite these challenges, the Board noted that PIMCO has generated “alpha” (i.e., non-market correlated excess performance) for its clients over time, including the Trust.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price funds to scale at the outset with reference to the total expense ratios of the respective Lipper median (if available), while providing a premium for innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also considered that PIMCO reviews the Portfolios’ fee levels and carefully considers reductions where appropriate. Further, the Board noted that PIMCO believes that the growth in the Trust’s assets under management over the long-term and long-term positive net flows are important indicators of proper and effective pricing.

38	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. The Board also reviewed information relating to the sub-advisory fees paid to Research Affiliates with respect to applicable Portfolios, taking into account that PIMCO compensates Research Affiliates from the advisory fees paid by such Portfolios to PIMCO. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in a “Peer Group” of comparable funds, as well as the universe of other similar funds. The Board noted that a number of Portfolios have total expense ratios that fall below the average and median expense ratios in their Peer Group and Lipper universe. In addition, the Board noted the fee waivers in place with respect to the fees that might result from investments by applicable Portfolios in their respective wholly-owned subsidiaries.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts and as sub-adviser to other investment companies with a similar investment strategy, including differences in advisory services provided. The Board noted that advisory fees for most Portfolios were similar to the fee rates charged to separate account strategies with the same investment strategies as the Portfolios. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including differences in the advisory and other services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees.

Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third-party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Portfolios. The Trustees also took into account that there are various reasons for any such difference in fees, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial risk and regulatory requirements, differing legal liabilities on a contract-by-contract basis and different servicing requirements when it does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations as compared to when PIMCO serves as investment adviser and sponsor.

The Board considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board also considered that as the Portfolios’ business has become increasingly complex, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. In addition, the Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee and, in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board further considered that many other funds pay for these services separately, and thus it is difficult to directly compare the Trust’s unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board also considered that the unified supervisory and administrative fee leads to Portfolio fees that are fixed, rather than variable. The Board noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease. The Board also considered that the Portfolios’ unified fee structure meant that fees were not impacted by recent outflows in certain Portfolios, unlike funds without a unified fee structure, which may see increased expense ratios when fixed costs are passed through to a smaller asset base. The Board further noted that, with few exceptions, PIMCO has generally maintained Portfolio fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall Portfolio fees, which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed with PIMCO those Portfolios and/or classes of Portfolios that had above median total expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few peers (if any), and cannot easily be grouped with comparable funds. Upon comparing the Portfolios’ total expenses to other funds in the “Peer Groups” provided by Lipper, the Board found total expenses of each Portfolio to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying funds in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying funds. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

ANNUAL REPORT	DECEMBER 31, 2015	39

Approval of Investment Advisory Contract and Other Agreements (Cont.)

(Unaudited)

Based on the information presented by PIMCO, Research Affiliates and Lipper, members of the Board determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of each Portfolio, are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were lower than in the previous year due to the impact of the Portfolios’ overall outflows. To the extent applicable, the Board also reviewed information regarding the portion of a Portfolio’s advisory fee retained by PIMCO, following the payment of sub-advisory fees to Research Affiliates, with respect to the Portfolio. Additionally, the Board noted that profit margins with respect to the Portfolios were within the ranges, although above the median, of publicly held investment management companies reported by Lipper and Strategic Insight (an independent provider of fund industry research). The Board noted that the PIMCO’s profit margin with respect to the Trust shows that the Trust is profitable, although less so than PIMCO Funds due to payments made by PIMCO to participating insurance companies. The Board also noted that it had received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, cyber security, information security, shareholder privacy, business continuity planning, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board noted that PIMCO shares the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including through the pricing of Portfolios to scale from inception and the enhancement of services provided to the Portfolios in return for fees paid. The Board reviewed the history of the Portfolios’ fee structure. The Board considered that the Portfolios’ unified fee rates had been set competitively and/or priced to scale from inception, had been held steady at that scaled competitive rate for most Portfolios as assets grew, or as assets declined in the case of some Portfolios, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing Portfolio shareholders of the fees associated with the Portfolios, and that the Portfolios bear certain expenses that are not covered by the advisory fee or the unified fee.

The Trustees considered that the unified fee has provided inherent economies of scale because a Portfolio maintains competitive fixed unified fees even if the particular Portfolio’s assets decline and/or operating costs rise. The Trustees further considered that, in contrast, breakpoints are a proxy for charging higher fees on lower asset levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also considered that, unlike the Portfolios’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees also considered that the unified fee protects shareholders from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those referenced above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Portfolios’ cost structures were reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and each of the Portfolios, to the benefit of their respective shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their respective shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Portfolios’ Rule 12b-1 plans or otherwise. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on their review, including their consideration of each of the factors summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and Research Affiliates favored the renewal of the Agreements and the Asset Allocation Agreement. The Independent Trustees and the Board as a whole concluded that the Agreements and the Asset Allocation Agreement continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements and the fees paid to Research Affiliates by PIMCO under the Asset Allocation Agreement, and that the renewal of the Agreements and the Asset Allocation Agreement was in the best interests of the Portfolios and their shareholders.

40	PIMCO VARIABLE INSURANCE TRUST

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Investment Sub-Adviser

Research Affiliates, LLC

620 Newport Center Drive, Suite 900

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT01AR_123115

PIMCO Variable Insurance Trust

Annual Report

December 31, 2015

PIMCO CommodityRealReturn® Strategy Portfolio

Share Classes

■	Institutional
■	M
■	Administrative
■	Advisor

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

Please find enclosed the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2015. The following pages contain specific details about the Portfolio’s investment performance and a discussion of the factors that most affected performance over the reporting period.

Heightened market volatility throughout the reporting period was sparked by a mix of investor concerns including geopolitical developments, monetary policy and the potential for slowing global economic growth, which generally contributed to dampened investor sentiment. In particular, increasing concern over the outlook for Chinese growth sent commodity prices and inflation expectations lower, while also negatively impacting prices of emerging market (“EM”) debt and equities. In addition, the Chinese equity market began a strong decline in June 2015, which prompted the Chinese government to prop-up equity share prices and devalue the Chinese yuan. Volatility in Chinese equity markets continued into January 2016 on renewed concern over slowing Chinese economic growth. Furthermore, rising tension in the Middle East and the continued debt crisis in Greece also contributed to investor unease throughout the reporting period.

Economic data in the U.S. continued to confirm a healthy economy, particularly labor market indicators such as employment and wages. Still, signs of caution remained, particularly as U.S. consumers appeared to be more selective in their spending and chose to save rather than spend their windfall from lower gas prices. Additionally, consumer sentiment and certain housing indicators softened towards the end of the reporting period, and December 2015 U.S. manufacturing data indicated the fastest contraction in six years. Within the Eurozone, volatility increased despite gradual improvement in the underlying economies. Eurozone economic data also showed generally positive signs of an early recovery but were tempered slightly by sluggish inflation.

The theme of divergent global central bank monetary policy continued throughout the reporting period. The European Central Bank (“ECB”) expressed its commitment to increase quantitative easing (or large-scale asset purchases), along with the Bank of Japan and the People’s Bank of China who also indicated their intent to accelerate such measures. The Federal Reserve (“Fed”), on the other hand, moved on December 16 to raise the Federal Funds Rate by 0.25% to a new range of 0.25% - 0.50%, marking its first rate hike in nine years. However, the Fed noted that future increases in its target rate would be “gradual” and in-line with their previous projections, which helped to ease investor concerns. Outside of the reporting period on January 27, the Fed opted to leave the Federal Funds Rate unchanged, noting their intent to closely monitor how the global economy and markets influence the U.S. economic outlook.

Highlights of the financial markets during the twelve-month fiscal reporting period include:

■

U.S. Treasuries, as represented by the Barclays U.S. Treasury Index, returned 0.84% for the reporting period as yields generally rose slightly across the Treasury yield curve. The benchmark ten-year U.S. Treasury note yielded 2.27% at the end of the reporting period, up from 2.17% on December 31, 2014. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 0.55% for the reporting period.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Barclays U.S. TIPS Index, declined 1.44% over the reporting period. U.S. TIPS were pressured over the year as breakeven inflation levels, a proxy for inflation expectations, declined in-line with commodity markets. Global inflation-linked bonds (“ILBs”) were also down overall during the reporting period, as the slide in energy and other commodities impacted inflation expectations globally. Despite this headwind, European ILBs fared better than other developed countries and posted marginal gains in local currencies as real yields benefited from the ECB’s quantitative easing support.

■

Prices on broad commodities were down over the reporting period, led lower primarily by energy and industrial metal prices. Crude oil prices faced increasing pressure from a persisting inventory glut and production growth, especially from the Organization of the Petroleum Exporting Countries (“OPEC”). Towards the end of the reporting period, seasonally warm weather put further pressure on oil prices, which ended the year considerably

2	PIMCO VARIABLE INSURANCE TRUST

lower. Diversified commodities, as represented by the Bloomberg Commodity Index Total Return, declined 24.66% over the reporting period.

■

Agency mortgage-backed securities (“MBS”), as represented by the Barclays U.S. MBS Fixed Rate Index, returned 1.51% over the reporting period. Non-Agency MBS prices were mixed amid weakness in the broader credit markets, although underlying collateral performance has generally been in-line with investor expectations and continues to gradually improve over the long-term.

■

U.S. investment grade credit, as represented by the Barclays U.S. Credit Index, declined 0.77% over the reporting period. Investment grade credit valuations cheapened as a record $1.15 trillion of new issuance came to market and commodity prices continued to fall given worries over slowing Chinese growth. Developed market global high yield bonds, as measured by the BofA Merrill Lynch Developed Markets High Yield Constrained Index, declined 3.05% over the reporting period. Weakness in the commodity-oriented sectors including energy and metals & mining, weighed on returns as oil and other commodity prices fell. Overall, global high yield spreads and yields rose throughout the reporting period and ended higher.

■

EM external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 1.23% over the reporting period. EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), declined 14.92% over the reporting period. Idiosyncratic forces remained a dominant theme. China, for example, continued to expand its accommodative measures as both growth and inflation showed signs of further moderation. In addition, the Russian ruble continued its recovery from 2014 weakness before stumbling toward the end of the reporting period on oil price weakness.

■

Equity markets showed mixed performance globally amid a period marked by economic uncertainty, increased volatility and divergent central bank monetary policy. U.S. equities, as represented by the S&P 500 Index, returned 1.38% (on a total return basis) and developed market equities outside the U.S., as represented by the MSCI EAFE Net Dividend Index (USD Unhedged), declined 0.81% over the reporting period. However, ultra-easy monetary policy in Europe and Japan benefited European and Japanese equity markets, which generally posted positive returns. However, EM equities, as represented by the MSCI Emerging Markets Index (Net Dividends in USD), declined 14.92% over the same period, due to headwinds from a stronger U.S. dollar, falling commodity prices, concerns over slower Chinese economic growth and declining Chinese equities.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your broad investment needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Variable Insurance Trust February 18, 2016

ANNUAL REPORT	DECEMBER 31, 2015	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of nineteen separate investment portfolios, including the PIMCO CommodityRealReturn® Strategy Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by the Portfolio are likely to decrease in value. A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and significant, and there is no guarantee that Fund management will anticipate such movement accurately.

As of the date of this report, interest rates in the U.S. are near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program and has begun, and may continue, to raise interest rates. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Portfolio’s performance or cause the Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions which, among other things, could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus. Some of these risks may include, but are not limited to, the following: interest rate risk, call risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, commodity risk, equity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, emerging markets risk, sovereign debt risk, currency risk, leveraging risk, management risk, tax risk, subsidiary risk, and short sale risk. A complete description of these and other risks is contained in the Portfolio’s prospectus.

The Portfolio may use derivative instruments as part of an investment strategy, as described below, or for hedging purposes. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, leverage risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on the Portfolio. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in an asset, instrument, or component of the index underlying a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility for the Portfolio. The Portfolio may engage in such transactions regardless of whether the Portfolio owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if the Portfolio invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign (non-U.S.) issuer.

High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in such markets. Thus, high yield investments increase the chance that the Portfolio will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage- and Asset-Backed Securities represent ownership interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, Mortgage- and Asset-Backed Securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on Mortgage- and Asset-Backed Securities depend on the ability of the underlying assets to generate cash flow.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In

4	PIMCO VARIABLE INSURANCE TRUST

certain instances, a security’s country of incorporation may be different from its country of economic exposure.

The Portfolio will seek to gain exposure to the commodity markets primarily through investments in leveraged or unleveraged commodity index-linked notes, which are derivative debt instruments with principal and/or coupon payments linked to the performance of commodity indices, and through investments in the PIMCO Cayman Commodity Portfolio I Ltd. (the “Subsidiary”), a wholly-owned subsidiary (as discussed below). The Portfolio may also invest in commodity-linked notes with principal and/or coupon payments linked to the value of particular commodities or commodity futures contracts, or a subset of commodities or commodity futures contracts. These notes are sometimes referred to as “structured notes” because the terms of these notes may be structured by the issuer and the purchaser of the notes. The value of these notes will rise or fall in response to changes in the underlying commodity or related index of investments. These notes expose the Portfolio economically to movements in commodity prices. The Portfolio is intended for long-term investors and an investment in the Portfolio should be no more than a small part of a typical diversified portfolio. The Portfolio’s share price is expected to be more volatile than that of other funds. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, changes in interest rates, or factors affecting a particular industry or commodity, such as weather, disease, embargoes, and international economic, political and regulatory developments. These notes also are subject to risks, such as credit, market and interest rate risks, that in general affect the values of debt securities. In addition, these notes are often leveraged, increasing the volatility of each note’s market value relative to changes in the underlying commodity, commodity futures contract or commodity index. Therefore, at maturity of the note, the Portfolio may receive more or less principal than it originally invested. The Portfolio might receive interest payments on the note that are more or less than the stated coupon interest payments. The Portfolio may also gain exposure to the commodity markets indirectly by investing in its Subsidiary, which will primarily invest in different commodity-linked derivative instruments than the Portfolio, including swap agreements, commodity options, futures and options on futures.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart reflects only Administrative Class performance. Performance for Institutional Class, Class M and Advisor Class shares, if applicable, may be higher or lower based on each class’s expense ratios. The Portfolio’s total annual operating expense ratios on the Portfolio Summary page are as of the currently effective prospectus, as supplemented to date. The Portfolio measures its performance against a broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

The following table discloses the inception dates of the Portfolio and its respective share classes along with the Portfolio’s diversification status as of period end:

Portfolio Name	Portfolio Inception	Institutional Class	Class M	Administrative Class	Advisor Class	Diversification Status
PIMCO CommodityRealReturn® Strategy Portfolio	06/30/04	04/30/12	11/10/14	06/30/04	02/28/06	Diversified

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolio. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Portfolio creates a contract between or among any shareholder of the Portfolio, on the one hand, and the Trust, the Portfolio, a service provider to the Trust or the Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically

ANNUAL REPORT	DECEMBER 31, 2015	5

Important Information About the Portfolio (Cont.)

required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and is available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

6	PIMCO VARIABLE INSURANCE TRUST

PIMCO CommodityRealReturn® Strategy Portfolio (Consolidated)

Cumulative Returns Through December 31, 2015

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown†

U.S. Treasury Obligations	71.0%
Sovereign Issues	7.6%
Corporate Bonds & Notes	7.0%
Short-Term Instruments‡	6.5%
Non-Agency Mortgage-Backed Securities	3.6%
Other	4.3%
†	% of Investments, at value as of 12/31/15. Financial derivative instruments, if any, are excluded.

‡	Includes Central Funds used for Cash Management Purposes

Average Annual Total Return for the period ended December 31, 2015
	1 Year	5 Years	10 Years	Inception*
PIMCO CommodityRealReturn® Strategy Portfolio Institutional Class	(25.57)%	—	—	(15.95)%
PIMCO CommodityRealReturn® Strategy Portfolio Class M	(25.91)%	—	—	(31.91)%
PIMCO CommodityRealReturn® Strategy Portfolio Administrative Class	(25.70)%	(12.82)%	(5.05)%	(2.40)%
PIMCO CommodityRealReturn® Strategy Portfolio Advisor Class	(25.66)%	(12.89)%	—	(4.75)%
Bloomberg Commodity Index Total Return±	(24.66)%	(13.47)%	(6.43)%	(3.85)%	**

All Portfolio returns are net of fees and expenses.

* For class inception dates please refer to the Important Information.

** Average annual total return since 06/30/2004.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), as supplemented to date, is 0.91% for Institutional Class shares, 1.06% for Administrative Class shares, 1.16% for Advisor Class shares, and 1.36% for Class M shares.

± Bloomberg Commodity Index Total Return is an unmanaged index composed of futures contracts on 20 physical commodities. The index is designed to be a highly liquid and diversified benchmark for commodities as an asset class.

It is not possible to invest in an unmanaged index.

Investment Objective and Strategy Overview

»

The PIMCO CommodityRealReturn® Strategy Portfolio seeks maximum real return, consistent with prudent investment management, by investing under normal circumstances in commodity-linked derivative instruments backed by a portfolio of inflation-indexed securities and other Fixed Income Instruments. ”Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private- sector entities. Commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures and options on futures, provide exposure to the investment returns of the commodities markets without investing directly in physical commodities.

Portfolio Insights

»	Exposure to Italian inflation-linked bonds (“ILBs”) benefited relative performance, as Italian ILBs posted positive returns over the reporting period.

»	Short exposure to the euro benefited relative performance, as this currency weakened relative to the U.S. dollar over the reporting period.

»

Exposure to commodities, through an investment in total return swaps in the Portfolio’s commodity benchmark index, detracted from absolute performance, as this index posted negative returns for the reporting period.

»	Overweight exposure to U.S. breakeven inflation rates detracted from relative performance, as nominal Treasuries outperformed TIPS over the reporting period.

»	Exposure to Brazilian nominal interest rates detracted from relative performance, as interest rates in Brazil rose over the reporting period.

ANNUAL REPORT	DECEMBER 31, 2015	7

Expense Example PIMCO CommodityRealReturn® Strategy Portfolio (Consolidated)

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held from July 1, 2015 to December 31, 2015 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (07/01/15)	Ending Account Value (12/31/15)	Expenses Paid During Period*	Beginning Account Value (07/01/15)	Ending Account Value (12/31/15)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$750.50	$4.35	$1,000.00	$1,020.65	$5.02	0.97%
Class M	1,000.00	748.90	6.36	1,000.00	1,018.34	7.34	1.42
Administrative Class	1,000.00	749.50	5.02	1,000.00	1,019.88	5.80	1.12
Advisor Class	1,000.00	750.00	5.47	1,000.00	1,019.37	6.31	1.22

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 187/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers can be found in Note 9 in the Notes to Financial Statements.

8	PIMCO VARIABLE INSURANCE TRUST

(THIS PAGE INTENTIONALLY LEFT BLANK)

ANNUAL REPORT	DECEMBER 31, 2015	9

Financial Highlights PIMCO CommodityRealReturn® Strategy Portfolio (Consolidated)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss) (a)	Net Realized/ Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income (b)	Distributions from Net Realized Capital Gains (b)	Total Distributions

Institutional Class
12/31/2015~	$9.68	$0.04	$(2.63)	$(2.59)	$(0.20)	$0.00	$(0.20)
12/31/2014~	11.92	0.12	(2.30)	(2.18)	(0.06)	0.00	(0.06)
12/31/2013~	14.20	0.12	(2.16)	(2.04)	(0.24)	0.00	(0.24)
04/30/2012 - 12/31/2012~	14.80	0.28	(0.02)	0.26	(0.36)	(0.50)	(0.86)
Class M
12/31/2015~	9.72	0.03	(2.66)	(2.63)	(0.20)	0.00	(0.20)
11/10/2014 - 12/31/2014~	11.18	0.08	(1.52)	(1.44)	(0.02)	0.00	(0.02)
Administrative Class
12/31/2015~	9.72	0.02	(2.63)	(2.61)	(0.20)	0.00	(0.20)
12/31/2014~	11.96	0.12	(2.32)	(2.20)	(0.04)	0.00	(0.04)
12/31/2013~	14.26	0.06	(2.14)	(2.08)	(0.22)	0.00	(0.22)
12/31/2012~	14.40	0.28	0.48	0.76	(0.40)	(0.50)	(0.90)
12/31/2011~	18.02	0.26	(1.42)	(1.16)	(2.46)	0.00	(2.46)
Advisor Class
12/31/2015~	9.82	0.01	(2.64)	(2.63)	(0.20)	0.00	(0.20)
12/31/2014~	12.10	0.10	(2.34)	(2.24)	(0.04)	0.00	(0.04)
12/31/2013~	14.42	0.06	(2.16)	(2.10)	(0.22)	0.00	(0.22)
12/31/2012~	14.54	0.28	0.46	0.74	(0.36)	(0.50)	(0.86)
12/31/2011~	18.12	0.24	(1.40)	(1.16)	(2.42)	0.00	(2.42)

*	Annualized
~	A one for two reverse share split, effective August 7, 2015, has been retroactively applied. See Note 13 in the Notes to Financial Statements.
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)	Determined in accordance with federal income tax regulations, see Note 2(d) in the Notes to Financial Statements for more information.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$6.89	(25.57)%	$2,513	0.91%		1.02%		0.74%		0.85%		0.46%		162%
9.68	(18.35)	2,233	0.78		0.91		0.74		0.87		1.08		151
11.92	(14.55)	1,252	0.82		0.94		0.74		0.86		0.92		57
14.20	1.75	166	0.85	*	0.99	*	0.74	*	0.88	*	2.92	*	77

6.89	(25.91)	306	1.36		1.47		1.19		1.30		0.38		162
9.72	(12.91)	23	1.23	*	1.36	*	1.19	*	1.32	*	0.61	*	151

6.91	(25.70)	241,100	1.06		1.17		0.89		1.00		0.22		162
9.72	(18.42)	302,303	0.93		1.06		0.89		1.02		0.94		151
11.96	(14.70)	487,230	0.97		1.09		0.89		1.01		0.54		57
14.26	5.39	572,477	1.00		1.14		0.89		1.03		1.93		77
14.40	(7.56)	571,808	0.91		1.05		0.89		1.03		1.51		523

6.99	(25.66)	106,999	1.16		1.27		0.99		1.10		0.14		162
9.82	(18.62)	125,905	1.03		1.16		0.99		1.12		0.85		151
12.10	(14.71)	141,675	1.07		1.19		0.99		1.11		0.44		57
14.42	5.12	148,581	1.10		1.24		0.99		1.13		1.84		77
14.54	(7.54)	132,255	1.01		1.15		0.99		1.13		1.42		523

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2015	11

Consolidated Statement of Assets and Liabilities PIMCO CommodityRealReturn® Strategy Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2015

Assets:
Investments, at value
Investments in securities*	$506,769
Investments in Affiliates	6,627
Financial Derivative Instruments
Exchange-traded or centrally cleared	700
Over the counter	7,406
Cash	81
Deposits with counterparty	1,481
Foreign currency, at value	934
Receivable for investments sold	107,236
Receivable for investments sold on a delayed-delivery basis	40,356
Receivable for TBA investments sold	6,695
Receivable for Portfolio shares sold	2,054
Interest and dividends receivable	2,035
Dividends receivable from Affiliates	16
Reimbursement receivable from PIMCO	24
Total Assets	682,414

Liabilities:
Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$3,648
Payable for sale-buyback transactions	307,151
Payable for short sales	6,689
Financial Derivative Instruments
Exchange-traded or centrally cleared	684
Over the counter	5,945
Payable for investments purchased	52
Payable for investments in Affiliates purchased	16
Payable for investments purchased on a delayed-delivery basis	61
Deposits from counterparty	6,680
Payable for Portfolio shares redeemed	128
Accrued investment advisory fees	175
Accrued supervisory and administrative fees	87
Accrued distribution fees	24
Accrued servicing fees	34
Other liabilities	122
Total Liabilities	331,496

Net Assets	$350,918

Net Assets Consist of:
Paid in capital	$396,046
(Overdistributed) net investment income	(3,000)
Accumulated undistributed net realized (loss)	(31,480)
Net unrealized (depreciation)	(10,648)
$350,918

Net Assets:
Institutional Class	$2,513
Class M	306
Administrative Class	241,100
Advisor Class	106,999

Shares Issued and Outstanding:
Institutional Class	365
Class M	44
Administrative Class	34,883
Advisor Class	15,318

Net Asset Value and Redemption Price Per Share Outstanding:
Institutional Class	$6.89
Class M	6.89
Administrative Class	6.91
Advisor Class	6.99

Cost of investments in securities	$517,981
Cost of investments in Affiliates	$6,647
Cost of foreign currency held	$940
Proceeds received on short sales	$6,696
Cost or premiums of financial derivative instruments, net	$(722)

* Includes repurchase agreements of:	$230

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Consolidated Statement of Operations PIMCO CommodityRealReturn® Strategy Portfolio

(Amounts in thousands)	Year Ended December 31, 2015

Investment Income:
Interest, net of foreign taxes*	$5,179
Dividends	2
Dividends from Investments in Affiliates	87
Total Income	5,268

Expenses:
Investment advisory fees	2,330
Supervisory and administrative fees	1,156
Distribution and/or servicing fees - Class M	1
Servicing fees - Administrative Class	425
Distribution and/or servicing fees - Advisor Class	308
Trustee fees	9
Interest expense	703
Total Expenses	4,932
Waiver and/or Reimbursement by PIMCO	(457)
Net Expenses	4,475

Net Investment Income	793

Net Realized Gain (Loss):
Investments in securities	(12,848)
Investments in Affiliates	26
Exchange-traded or centrally cleared financial derivative instruments	(7,100)
Over the counter financial derivative instruments	(126,208)
Foreign currency	(950)

Net Realized (Loss)	(147,080)

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	1,608
Investments in Affiliates	(20)
Exchange-traded or centrally cleared financial derivative instruments	3,412
Over the counter financial derivative instruments	25,066
Foreign currency assets and liabilities	279

Net Change in Unrealized Appreciation	30,345

Net (Decrease) in Net Assets Resulting from Operations	$(115,942)

* Foreign tax withholdings	$3

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2015	13

Consolidated Statements of Changes in Net Assets PIMCO CommodityRealReturn® Strategy Portfolio

(Amounts in thousands†)	Year Ended December 31, 2015	Year Ended December 31, 2014

(Decrease) in Net Assets from:

Operations:
Net investment income	$793	$5,601
Net realized (loss)	(147,080)	(67,638)
Net change in unrealized appreciation (depreciation)	30,345	(37,715)

Net (Decrease) in Net Assets Resulting from Operations	(115,942)	(99,752)

Distributions to Shareholders:
From net investment income (a)
Institutional Class	(124)	(12)
Class M	(4)	0
Administrative Class	(12,616)	(1,628)
Advisor Class	(5,255)	(400)

Total Distributions	(17,999)	(2,040)

Portfolio Share Transactions:
Net increase (decrease) resulting from Portfolio share transactions**	54,395	(97,901)

Total (Decrease) in Net Assets	(79,546)	(199,693)

Net Assets:
Beginning of year	430,464	630,157
End of year*	$350,918	$430,464

* Including undistributed (overdistributed) net investment income of:	$(3,000)	$37,742

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 13 in the Notes to Financial Statements.
(a)	Determined in accordance with federal income tax regulations, see Note 2(d) in the Notes to Financial Statements for more information.

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Consolidated Statement of Cash Flows PIMCO CommodityRealReturn® Strategy Portfolio

(Amounts in thousands†)	Year Ended December 31, 2015

Cash Flows Provided by Operating Activities:

Net (decrease) in net assets resulting from operations	$(115,942)

Adjustments to Reconcile Net (Decrease) in Net Assets from Operations to Net Cash Provided by Operating Activities:
Purchases of long-term securities	(835,811)
Proceeds from sales of long-term securities	880,830
Proceeds from sales of short-term portfolio investments, net	127,838
Decrease in deposits with counterparty	412
Decrease in receivable for investments sold	19,060
Decrease in interest and dividends receivable	678
(Increase) in exchange-traded or centrally cleared financial derivative instruments	(3,731)
(Increase) in over the counter financial derivative instruments	(126,316)
(Decrease) in payable for investments purchased	(32,022)
Increase in deposits from counterparty	4,980
(Decrease) in accrued investment advisory fees	(35)
(Decrease) in accrued supervisory and administrative fees	(18)
(Decrease) in accrued distribution fees	(5)
(Decrease) in accrued servicing fees	(7)
Decrease in reimbursement receivable from PIMCO	1
Payments on short sales transactions, net	(32,176)
Payments on foreign currency transactions	(671)
(Decrease) in other liabilities	(3)
Net Realized (Gain) Loss
Investments in securities	12,848
Investments in Affiliates	(26)
Exchange-traded or centrally cleared financial derivative instruments	7,100
Over the counter financial derivative instruments	126,208
Foreign currency	950
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	(1,608)
Investments in Affiliates	20
Exchange-traded or centrally cleared financial derivative instruments	(3,412)
Over the counter financial derivative instruments	(25,066)
Foreign currency assets and liabilities	(279)
Net amortization (accretion) on investments	2,816

Net Cash Provided by Operating Activities	6,613

Cash Flows (Used for) Financing Activities:
Proceeds from shares sold	122,977
Payments on shares redeemed	(86,007)
Cash dividend paid*	0
Proceeds from reverse repurchase agreements	51,268
Payments on reverse repurchase agreements	(47,620)
Proceeds from sale-buyback transactions	3,108,886
Payments on sale-buyback transactions	(3,155,702)

Net Cash (Used for) Financing Activities	(6,198)

Net Increase in Cash and Foreign Currency	415

Cash and Foreign Currency:
Beginning of year	600
End of year	$1,015

* Reinvestment of distributions	$17,999

Supplemental Disclosure of Cash Flow Information:
Interest expense paid during the year	$1,040

†	A zero balance may reflect actual amounts rounding to less than one thousand.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2015	15

Consolidated Schedule of Investments PIMCO CommodityRealReturn® Strategy Portfolio

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 144.4%

CORPORATE BONDS & NOTES 10.3%

BANKING & FINANCE 8.0%
Ally Financial, Inc.
2.750% due 01/30/2017		$2,000	$2,000
3.250% due 02/13/2018		1,350	1,347
Banca Monte dei Paschi di Siena SpA
4.875% due 09/15/2054	EUR	200	224
Banco Santander S.A.
6.250% due 09/11/2021 (d)		100	102
Bank of America Corp.
3.875% due 08/01/2025		$1,700	1,729
Bank of New York Mellon Corp.
1.234% due 08/17/2020		600	602
Bankia S.A.
0.147% due 01/25/2016	EUR	200	217
3.500% due 01/17/2019		700	802
Barclays Bank PLC
2.010% due 12/21/2020	MXN	2,500	141
7.625% due 11/21/2022		$2,000	2,281
Barclays PLC
8.000% due 12/15/2020 (d)	EUR	400	473
BPCE S.A.
0.934% due 11/18/2016		$2,800	2,801
BPE Financiaciones S.A.
2.500% due 02/01/2017	EUR	600	663
2.875% due 05/19/2016		1,400	1,535
Citigroup, Inc.
0.849% due 05/01/2017		$6,800	6,771
2.650% due 10/26/2020		500	497
Credit Agricole S.A.
7.500% due 06/23/2026 (d)	GBP	1,000	1,453
Credit Suisse Group Funding Guernsey Ltd.
3.800% due 09/15/2022		$300	300
Depfa ACS Bank
3.875% due 11/14/2016	EUR	100	112
Eksportfinans ASA
2.375% due 05/25/2016		$800	801
Goldman Sachs Group, Inc.
1.712% due 09/15/2020		1,600	1,605
Lloyds Bank PLC
1.750% due 05/14/2018		900	899
3.500% due 05/14/2025		200	201
Lloyds Banking Group PLC
7.625% due 06/27/2023 (d)	GBP	200	310
Royal Bank of Scotland Group PLC
8.000% due 08/10/2025 (d)		$100	106
Turkiye Garanti Bankasi A/S
2.817% due 04/20/2016		100	100

			28,072

INDUSTRIALS 0.8%
Canadian Natural Resources Ltd.
0.978% due 03/30/2016		1,200	1,197
Hellenic Railways Organization S.A.
4.028% due 03/17/2017	EUR	800	809
Hewlett Packard Enterprise Co.
2.450% due 10/05/2017		$450	450
2.850% due 10/05/2018		450	450

			2,906

UTILITIES 1.5%
AT&T, Inc.
1.023% due 03/30/2017		3,150	3,143

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BellSouth Corp.
4.821% due 04/26/2021		$900	$911
Petrobras Global Finance BV
1.990% due 05/20/2016		100	98
2.886% due 03/17/2017		100	92
4.875% due 03/17/2020		1,000	752
6.625% due 01/16/2034	GBP	100	91

			5,087

Total Corporate Bonds & Notes (Cost $37,617)			36,065

U.S. GOVERNMENT AGENCIES 1.8%
Fannie Mae
0.772% due 05/25/2042		$6	6
1.102% due 02/25/2041		671	679
1.443% due 10/01/2044		7	7
2.254% due 07/01/2035		39	41
2.326% due 05/25/2035		57	60
2.614% due 11/01/2034		39	41
2.655% due 11/01/2035		18	18
4.507% due 01/01/2036		86	91
Freddie Mac
0.561% due 02/15/2019		93	93
0.682% due 08/25/2031		2	2
0.781% due 08/15/2033 - 09/15/2042		2,486	2,484
1.443% due 02/25/2045		87	89
2.112% due 07/01/2036 †		212	224
2.237% due 09/01/2036 †		263	277
2.409% due 10/01/2036 †		98	103
2.526% due 01/01/2034		7	8
NCUA Guaranteed Notes
0.726% due 10/07/2020		600	603
0.829% due 12/08/2020		1,105	1,112
Small Business Administration
5.510% due 11/01/2027		329	366

Total U.S. Government Agencies (Cost $6,240)			6,304

U.S. TREASURY OBLIGATIONS 103.8%
U.S. Treasury Bonds
3.000% due 05/15/2045 (f)†		80	80
U.S. Treasury Floating Rate Notes
0.428% due 10/31/2017 (h)†		2,083	2,082
U.S. Treasury Inflation Protected Securities (c)
0.125% due 04/15/2016 (f)		22,118	22,037
0.125% due 04/15/2017 (f)(h)		38,310	38,237
0.125% due 04/15/2018 (f)		66,492	66,360
0.125% due 04/15/2019 (h)		15,020	14,928
0.125% due 04/15/2020		5,270	5,203
0.125% due 07/15/2022		2,037	1,975
0.125% due 01/15/2023 (j)		721	691
0.125% due 07/15/2024		5,308	5,039
0.250% due 01/15/2025 (j)		602	575
0.375% due 07/15/2023		1,328	1,297
0.375% due 07/15/2025 (j)		201	194
0.625% due 07/15/2021 (f)		64,668	65,086
0.625% due 01/15/2024 (f)		6,319	6,245
0.625% due 02/15/2043 (j)		621	524
0.750% due 02/15/2042 (j)		842	739
0.750% due 02/15/2045 (f)		1,999	1,740
1.250% due 07/15/2020 (f)		32,860	34,174
1.375% due 01/15/2020 (f)		5,119	5,322
1.375% due 02/15/2044 †		102	104
1.375% due 02/15/2044 (j)		2,265	2,301
1.625% due 01/15/2018 (j)		454	468

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.875% due 07/15/2019 (f)	$4,399	$4,664
2.000% due 01/15/2016 (f)	1,377	1,377
2.000% due 01/15/2026	887	985
2.125% due 01/15/2019 (h)(j)	2,326	2,461
2.125% due 02/15/2040	330	388
2.125% due 02/15/2041 (j)	109	128
2.375% due 01/15/2017 (f)†	11,792	12,085
2.375% due 01/15/2017	4,835	4,955
2.375% due 01/15/2025	7,708	8,759
2.375% due 01/15/2027	1,486	1,717
2.500% due 07/15/2016 (h)	11,952	12,147
2.500% due 07/15/2016 †	824	838
2.500% due 01/15/2029 †	6,070	7,187
2.625% due 07/15/2017	11,474	11,985
2.625% due 07/15/2017 (f)†	17,202	17,968
3.625% due 04/15/2028 (j)	59	77
3.875% due 04/15/2029 (j)	752	1,021
3.875% due 04/15/2029 †	145	196

Total U.S. Treasury Obligations (Cost $371,430)		364,339

NON-AGENCY MORTGAGE-BACKED SECURITIES 5.2%
Banc of America Mortgage Trust
2.538% due 11/25/2034	85	81
2.791% due 06/25/2035	147	141
Banc of America Re-REMIC Trust
5.588% due 06/24/2050	249	254
BCAP LLC Trust
5.250% due 08/26/2037	888	925
5.283% due 03/26/2037	435	422
Bear Stearns Adjustable Rate Mortgage Trust
2.320% due 08/25/2035	27	27
2.680% due 03/25/2035	84	85
2.686% due 03/25/2035	105	102
2.785% due 01/25/2035	356	350
2.924% due 03/25/2035	22	22
3.106% due 01/25/2035	367	372
Citigroup Mortgage Loan Trust, Inc.
2.420% due 09/25/2035	63	64
2.430% due 09/25/2035	54	54
2.730% due 10/25/2035	514	510
2.905% due 09/25/2037 ^	566	515
Countrywide Alternative Loan Trust
0.592% due 05/25/2047	2,000	1,732
0.597% due 12/20/2046 ^	1,847	1,377
6.000% due 02/25/2037 ^	250	196
Countrywide Home Loan Mortgage Pass-Through Trust
2.621% due 11/19/2033	4	4
2.766% due 08/25/2034 ^	38	34
Credit Suisse Mortgage Capital Certificates
5.383% due 02/15/2040	276	279
5.467% due 09/18/2039	705	710
DBUBS Mortgage Trust
3.386% due 07/10/2044	4,238	4,253
First Horizon Alternative Mortgage Securities Trust
2.345% due 06/25/2034	18	18
GreenPoint Mortgage Funding Trust
0.692% due 11/25/2045	12	10
GS Mortgage Securities Trust
3.849% due 12/10/2043	505	521
GSR Mortgage Loan Trust
2.970% due 01/25/2035	74	71
HarborView Mortgage Loan Trust
0.443% due 03/19/2036	62	45
IndyMac Mortgage Loan Trust
2.889% due 11/25/2035 ^	191	174

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2015

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
JPMorgan Mortgage Trust
2.710% due 02/25/2035		$155	$155
2.765% due 07/25/2035		67	67
2.778% due 08/25/2035		98	97
LB-UBS Commercial Mortgage Trust
5.866% due 09/15/2045		147	155
Marche Mutui SRL
0.339% due 10/27/2065	EUR	49	53
0.342% due 02/25/2055		127	136
2.189% due 01/27/2064		261	288
MASTR Adjustable Rate Mortgages Trust
2.772% due 11/21/2034		$49	50
Mellon Residential Funding Corp. Mortgage Pass-Through Certificates
1.071% due 09/15/2030		204	202
Merrill Lynch Mortgage Investors Trust
1.904% due 10/25/2035		183	178
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.700% due 09/12/2049		97	101
Morgan Stanley Capital Trust
5.917% due 06/11/2049		21	22
Residential Accredit Loans, Inc. Trust
1.617% due 09/25/2045		176	145
Royal Bank of Scotland Capital Funding Trust
6.044% due 12/16/2049		419	430
Sequoia Mortgage Trust
0.602% due 07/20/2036		402	367
Structured Adjustable Rate Mortgage Loan Trust
1.657% due 01/25/2035		19	15
2.586% due 02/25/2034		23	23
2.761% due 12/25/2034		108	106
Structured Asset Mortgage Investments Trust
1.062% due 10/19/2034		25	24
Vornado DP LLC Trust
4.004% due 09/13/2028		1,500	1,586
WaMu Mortgage Pass-Through Certificates Trust
1.027% due 05/25/2047		296	249
2.580% due 08/25/2035		27	26
2.598% due 12/25/2035		231	213
Wells Fargo Mortgage-Backed Securities Trust
2.605% due 06/25/2033		87	88
2.801% due 03/25/2036 ^		218	213

Total Non-Agency Mortgage-Backed Securities (Cost $17,363)			18,337

ASSET-BACKED SECURITIES 4.5%
Aquilae CLO PLC
0.289% due 01/17/2023	EUR	107	116
CIFC Funding Ltd.
0.601% due 05/10/2021		$1,328	1,319
0.674% due 03/01/2021		74	73
Countrywide Asset-Backed Certificates
0.602% due 07/25/2036		660	650
0.672% due 04/25/2036		41	41
4.399% due 04/25/2036		277	281
Credit-Based Asset Servicing and Securitization LLC
0.317% due 07/25/2037		18	12
Dryden Leveraged Loan CDO
0.571% due 04/12/2020		481	478
Elm CLO Ltd.
1.715% due 01/17/2023		2,058	2,064
First Franklin Mortgage Loan Trust
1.102% due 11/25/2035		1,770	1,768
GSAMP Trust
0.492% due 12/25/2036		69	38
Morgan Stanley Mortgage Loan Trust
6.000% due 07/25/2047 ^		129	103

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
OneMain Financial Issuance Trust
2.470% due 09/18/2024		$2,900	$2,898
Penta CLO S.A.
0.172% due 06/04/2024	EUR	440	474
SLM Student Loan Trust
0.360% due 04/25/2019		$2,095	2,069
1.820% due 04/25/2023		2,711	2,715
Structured Asset Securities Corp. Mortgage Loan Trust
1.744% due 04/25/2035		390	373
Symphony CLO Ltd.
0.602% due 05/15/2019		405	402
Wood Street CLO BV
0.280% due 03/29/2021	EUR	18	20

Total Asset-Backed Securities (Cost $15,543)			15,894

SOVEREIGN ISSUES 11.1%
Athens Urban Transportation Organisation
4.851% due 09/19/2016		100	101
Autonomous Community of Catalonia
4.950% due 02/11/2020		100	117
Brazil Letras do Tesouro Nacional
0.000% due 10/01/2016 (b)	BRL	22,630	5,130
0.000% due 01/01/2017 (b)		17,000	3,713
0.000% due 01/01/2019 (b)		6,300	1,007
Brazil Notas do Tesouro Nacional
10.000% due 01/01/2017		3,300	796
Colombian TES
3.000% due 03/25/2033 (c)	COP	1,552,225	417
Italy Buoni Poliennali Del Tesoro
1.700% due 09/15/2018 (c)	EUR	1,923	2,205
2.350% due 09/15/2019 (c)		222	264
2.350% due 09/15/2024 (c)		2,083	2,615
3.100% due 09/15/2026 (c)		106	144
Mexico Government International Bond
4.000% due 11/15/2040 (c)	MXN	1,109	65
4.000% due 11/08/2046 (c)		19,557	1,154
4.500% due 12/04/2025 (c)		23,060	1,474
4.750% due 06/14/2018		9,975	582
New Zealand Government International Bond
5.500% due 04/15/2023	NZD	1,800	1,413
New Zealand Government International Inflation Linked Bond
2.000% due 09/20/2025		2,070	1,386
Republic of Germany
0.750% due 04/15/2018 (c)	EUR	532	593
Republic of Greece Government International Bond
3.000% due 02/24/2023		50	41
3.000% due 02/24/2024		50	40
3.000% due 02/24/2025		50	39
3.000% due 02/24/2026		50	37
3.000% due 02/24/2027		50	37
3.000% due 02/24/2028		50	36
3.000% due 02/24/2029		75	53
3.000% due 02/24/2030		75	51
3.000% due 02/24/2031		75	51
3.000% due 02/24/2032		75	49
3.000% due 02/24/2033		75	49
3.000% due 02/24/2034		75	48
3.000% due 02/24/2035		75	48
3.000% due 02/24/2036		125	79
3.000% due 02/24/2037		125	76
3.000% due 02/24/2038		125	78
3.000% due 02/24/2039		125	78
3.000% due 02/24/2040		125	78
3.000% due 02/24/2041		125	78
3.000% due 02/24/2042		125	78
4.750% due 04/17/2019		200	200

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Slovenia Government International Bond
4.700% due 11/01/2016	EUR	700	$790
Spain Government International Bond
1.000% due 11/30/2030 (c)		600	641
1.800% due 11/30/2024 (c)		702	838
2.150% due 10/31/2025		100	112
United Kingdom Gilt (c)
0.125% due 03/22/2024 (f)	GBP	5,889	9,210
0.125% due 03/22/2044		107	196
0.125% due 03/22/2046		1,067	1,975
0.125% due 03/22/2058		41	86
0.125% due 03/22/2068		104	245
0.375% due 03/22/2062		209	508

Total Sovereign Issues (Cost $43,053)			39,101

SHORT-TERM INSTRUMENTS 7.7%

CERTIFICATES OF DEPOSIT 0.9%
Banco Bilbao Vizcaya Argentaria S.A.
1.212% due 05/16/2016		$3,000	2,994

REPURCHASE AGREEMENTS (e) 0.1%
			230

SHORT-TERM NOTES 3.4%
Fannie Mae
0.228% due 02/03/2016 †		1,200	1,199
Federal Home Loan Bank
0.198% due 02/10/2016 †		4,200	4,199
0.228% due 01/22/2016 †		1,900	1,900
0.243% due 01/27/2016 - 01/29/2016 †		4,000	4,000
0.274% due 01/27/2016 †		800	800

			12,098

U.S. TREASURY BILLS 3.3%
0.177% due 01/07/2016 - 01/14/2016 (a)(f)(j)†		11,407	11,407

Total Short-Term Instruments (Cost $26,735)			26,729

Total Investments in Securities (Cost $517,981)			506,769

		SHARES
INVESTMENTS IN AFFILIATES 1.9%

SHORT-TERM INSTRUMENTS 1.9%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 1.9%
PIMCO Short-Term Floating NAV Portfolio III		671,145	6,627

Total Short-Term Instruments (Cost $6,647)			6,627

Total Investments in Affiliates (Cost $6,647)			6,627

Total Investments 146.3% (Cost $524,628)			$513,396

Financial Derivative Instruments (g)(i) 0.4%
(Cost or Premiums, net $(722))			1,477

Other Assets and Liabilities, net (46.7%)			(163,955)

Net Assets 100.0%			$350,918

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2015	17

Consolidated Schedule of Investments PIMCO CommodityRealReturn® Strategy Portfolio (Cont.)

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS AND UNITS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
†	All or a portion of this security is owned by PIMCO Cayman Commodity Portfolio I, Ltd., which is a 100% owned subsidiary of the Portfolio.
^	Security is in default.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Zero coupon bond.
(c)	Principal amount of security is adjusted for inflation.
(d)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.010% †	12/31/2015	01/04/2016	$230	Fannie Mae 2.170% due 10/17/2022	$(236)	$230	$230

Total Repurchase Agreements						$(236)	$230	$230

(1)	Includes accrued interest.

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate		Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Reverse Repurchase Agreements
GRE	0.580	% †	11/19/2015	01/19/2016	$(1,586)	$(1,587)
	0.950	†	12/10/2015	01/14/2016	(2,059)	(2,061)

Total Reverse Repurchase Agreements						$(3,648)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate		Borrowing Date	Maturity Date	Amount Borrowed (2)			Payable for Sale-Buyback Transactions (3)
FOB	0.657	% †	12/18/2015	01/15/2016	$		(488)	$(483)
GSC	0.650		12/01/2015	01/12/2016			(1,505)	(1,507)
	0.749	†	12/03/2015	01/14/2016			(1,440)	(1,441)
	0.759		12/01/2015	01/04/2016			(16,150)	(16,161)
	0.829		12/04/2015	01/04/2016			(3,431)	(3,433)
	0.919	†	12/11/2015	01/11/2016			(848)	(849)
	0.959	†	12/15/2015	01/14/2016			(969)	(970)
	0.959	†	12/17/2015	01/14/2016			(244)	(244)
	0.979	†	12/17/2015	01/14/2016			(10,779)	(10,787)
	1.099		12/14/2015	01/06/2016			(67,642)	(67,678)
MSC	0.370		10/09/2015	01/07/2016			(3,050)	(3,050)
	0.680		01/04/2016	01/07/2016			(3,188)	(3,188)
	0.680		01/04/2016	01/08/2016			(64,119)	(64,102)
	0.779		12/01/2015	01/12/2016			(2,169)	(2,172)
MYI	0.749		11/24/2015	01/06/2016		GBP	(6,344)	(9,360)
TDM	0.420		10/14/2015	01/14/2016	$		(37,718)	(37,756)
	0.549		11/16/2015	02/12/2016			(82,059)	(82,004)
	0.560		11/24/2015	01/05/2016			(1,965)	(1,966)

Total Sale-Buyback Transactions								$(307,151)

(2)	The average amount of borrowings outstanding during the period ended December 31, 2015 was $(214,987) at a weighted average interest rate of 0.319%.
(3)	Payable for sale-buyback transactions includes $(202) of deferred price drop.

SHORT SALES:

SHORT SALES ON U.S. GOVERNMENT AGENCIES*:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
Fannie Mae, TBA	5.500%	01/01/2046	$6,000	$(6,696)	$(6,689)

Total Short Sales				$(6,696)	$(6,689)

*	Short Sales shown are To-Be-Announced (“TBA”) securities which are not subject to collateral pledging under the terms of any master agreements.

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2015

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of December 31, 2015:

(f)	Securities with an aggregate market value of $309,887 have been pledged as collateral under the terms of the following master agreements as of December 31, 2015.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (4)
PIMCO CommodityRealReturn® Strategy Portfolio
Master Securities Forward Transaction Agreement
GSC	$0	$0	$(89,734)	$(89,734)	$89,383	$(351)
MSC	0	0	(72,512)	(72,512)	72,468	(44)
MYI	0	0	(9,360)	(9,360)	9,211	(149)
TDM	0	0	(121,726)	(121,726)	121,554	(172)

PIMCO Cayman Commodity Portfolio I, Ltd. (Subsidiary)
Global/Master Repurchase Agreement
GRE	0	(3,648)	0	(3,648)	3,609	(39)
SSB	230	0	0	230	(236)	(6)

Master Securities Forward Transaction Agreement
FOB	0	0	(483)	(483)	483	0
GSC	0	0	(13,336)	(13,336)	13,179	(157)

Total Borrowings and Other Financing Transactions	$230	$(3,648)	$(307,151)

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. The Portfolio and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$0	$(3,648)	$0	$0	$(3,648)

Total	$0	$(3,648)	$0	$0	$(3,648)

Sale-Buyback Transactions
Sovereign Issues	0	(9,360)	0	0	(9,360)
U.S. Treasury Obligations	0	(215,787)	(82,004)	0	(297,791)

Total	$0	$(225,147)	$(82,004)	$0	$(307,151)

Total Borrowings	$0	$(228,795)	$(82,004)	$0	$(310,799)

Gross amount of recognized liabilities for reverse repurchase agreements and sale-buyback financing transactions					$(310,799)

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON COMMODITY FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Call - NYM Natural Gas April Futures †	$2.600	03/28/2016	2	$2	$2
Call - NYM Natural Gas April Futures †	2.700	03/28/2016	2	2	2
Call - NYM Natural Gas April Futures †	3.000	03/28/2016	30	21	13
Call - NYMEX Brent Crude Spread February Futures †	71.500	02/29/2016	1	3	0
Call - NYMEX Brent Crude Spread February Futures †	87.000	02/29/2016	1	1	0
Call - NYMEX Brent Crude Spread February Futures †	71.500	03/31/2016	1	3	0
Call - NYMEX Brent Crude Spread January Futures †	71.500	01/29/2016	1	3	0
Call - NYMEX Brent Crude Spread January Futures †	87.000	01/29/2016	1	1	0
Call - NYMEX Brent Crude Spread March Futures †	87.000	03/31/2016	1	1	0
Call - NYMEX Natural Gas June Futures †	2.650	05/25/2016	7	9	11
Call - NYMEX Natural Gas June Futures †	2.700	05/25/2016	4	5	6
Call - NYMEX Natural Gas June Futures †	2.800	05/25/2016	4	3	5
Call - NYMEX WTI Crude March Futures †	45.000	02/17/2016	2	1	1

				$55	$40

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2015	19

Consolidated Schedule of Investments PIMCO CommodityRealReturn® Strategy Portfolio (Cont.)

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOT U.S. Treasury 5-Year Note March Futures	$109.000	02/19/2016	265	$2	$2
Put - CBOT U.S. Treasury 10-Year Note March Futures	108.500	02/19/2016	229	2	4
Put - CBOT U.S. Treasury 30-Year Note March Futures	110.000	02/19/2016	70	1	1

				$5	$7

Total Purchased Options				$60	$47

WRITTEN OPTIONS:

OPTIONS ON COMMODITY FUTURES CONTRACTS

Description	Strike Price (1)	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Call - NYM Natural Gas March Futures †	$2.600	02/24/2016	2	$(2)	$(2)
Call - NYM Natural Gas March Futures †	2.700	02/24/2016	2	(2)	(2)
Call - NYM Natural Gas March Futures †	3.000	02/24/2016	30	(29)	(11)
Call - NYMEX Crude February Futures †	0.000	01/19/2016	13	(1)	0
Call - NYMEX Crude March Futures †	0.000	02/19/2016	13	(1)	0
Put - NYMEX Natural Gas February Futures †	1.900	01/26/2016	4	(1)	(1)
Put - NYMEX Natural Gas February Futures †	1.950	01/26/2016	2	(1)	(1)
Put - NYMEX Natural Gas February Futures †	2.000	01/26/2016	1	0	(1)
Call - NYMEX Natural Gas February Futures †	2.600	01/26/2016	4	(2)	(2)
Call - NYMEX Natural Gas February Futures †	2.700	01/26/2016	1	0	(1)
Call - NYMEX Natural Gas March Futures †	2.450	02/24/2016	7	(8)	(11)
Call - NYMEX Natural Gas March Futures †	2.600	02/24/2016	4	(4)	(4)
Call - NYMEX Natural Gas March Futures †	2.700	02/24/2016	4	(3)	(3)
Call - NYMEX New York Harbor ULSD Financial February Futures †	2.100	02/29/2016	1	(4)	0
Call - NYMEX New York Harbor ULSD Financial February Futures †	2.500	02/29/2016	1	(2)	0
Call - NYMEX New York Harbor ULSD Financial January Futures †	2.100	01/29/2016	1	(4)	0
Call - NYMEX New York Harbor ULSD Financial January Futures †	2.500	01/29/2016	1	(2)	0
Call - NYMEX New York Harbor ULSD Financial March Futures †	2.100	03/31/2016	1	(4)	0
Call - NYMEX New York Harbor ULSD Financial March Futures †	2.500	03/31/2016	1	(2)	0
Put - NYMEX WTI Crude March Futures †	33.000	02/17/2016	2	(1)	(1)

				$(73)	$(40)

Total Written Options				$(73)	$(40)

(1)	Strike Price determined when exercised based on predetermined terms.

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Aluminum April Futures †	Short	04/2016	16	$12	$0	$0
Arabica Coffee May Futures †	Short	05/2016	7	(5)	0	(8)
Brent Crude December Futures †	Long	10/2016	84	(792)	73	0
Brent Crude December Futures †	Short	10/2017	4	8	0	(3)
Brent Crude July Futures †	Long	05/2016	3	(39)	3	0
Brent Crude June Futures †	Short	04/2016	19	151	0	(16)
Brent Crude June Futures †	Short	04/2017	42	294	0	(35)
Brent Crude June Futures †	Short	04/2018	6	13	0	(4)
Brent Crude March Futures †	Long	01/2016	14	(31)	11	0
Brent Crude March Futures	Short	01/2016	2	16	0	(2)
Brent Crude March Futures †	Short	01/2017	15	254	0	(13)
Brent Crude March Futures †	Long	01/2018	12	(28)	9	0
Brent Crude May Futures †	Short	03/2016	6	24	0	(5)
Brent Crude September Futures †	Long	07/2016	9	(38)	8	0
Brent Dubai Swap April Futures †	Short	04/2016	1	0	0	0
Brent Dubai Swap February Futures †	Short	02/2016	1	0	0	0
Brent Dubai Swap January Futures †	Short	01/2016	1	0	0	0
Brent Dubai Swap June Futures †	Short	06/2016	1	0	0	0
Brent Dubai Swap March Futures †	Short	03/2016	1	0	0	0
Brent Dubai Swap May Futures †	Short	05/2016	1	0	0	0
Call Options Strike @ USD 99.250 on United Kingdom 90-Day LIBOR Sterling Interest Rate March Futures	Short	03/2016	106	8	0	0
Chicago Ethanol (Platts) Futures †	Long	12/2016	3	(6)	2	0
Cocoa March Futures †	Short	03/2016	14	10	3	0
Cocoa March Futures †	Long	03/2017	15	(8)	0	(3)

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2015

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Cocoa May Futures †	Long	05/2016	16	$(15)	$0	$(3)
Cocoa September Futures †	Long	09/2016	2	(2)	0	0
Copper April Futures †	Long	04/2016	7	(3)	0	0
Corn December Futures †	Short	12/2016	8	5	0	0
Corn July Futures †	Short	07/2016	8	12	0	0
Corn May Futures †	Short	05/2016	37	33	1	0
Cotton No. 2 May Futures †	Long	05/2016	2	0	0	(1)
Euro-BTP Italy Government Bond March Futures	Short	03/2016	1	2	0	(1)
Euro-Bund 10-Year Bond March Futures	Short	03/2016	51	124	0	(2)
Gas Oil April Futures †	Short	04/2016	7	13	3	0
Gas Oil December Futures †	Long	12/2016	11	(29)	0	(4)
Gas Oil December Futures †	Long	12/2017	5	(10)	0	(1)
Gas Oil June Futures †	Short	06/2016	3	10	1	0
Gas Oil June Futures †	Short	06/2017	13	29	4	0
Gold 100 oz. April Futures †	Long	04/2016	1	(1)	0	0
Gold 100 oz. February Futures †	Short	02/2016	19	21	0	(1)
Hard Red Spring Wheat March Futures †	Long	03/2016	7	(12)	0	0
Hard Red Spring Wheat May Futures †	Long	05/2016	2	(1)	0	0
Hard Red Winter Wheat July Futures †	Long	07/2016	2	(1)	0	0
Hard Red Winter Wheat March Futures †	Long	03/2016	10	(16)	2	0
Henry Hub Natural Gas Swap April Futures †	Short	03/2016	17	0	0	(4)
Henry Hub Natural Gas Swap April Futures †	Long	03/2019	3	(12)	0	0
Henry Hub Natural Gas Swap August Futures †	Long	07/2019	3	(13)	0	0
Henry Hub Natural Gas Swap December Futures †	Long	11/2016	4	2	1	0
Henry Hub Natural Gas Swap December Futures †	Long	11/2019	3	(13)	0	0
Henry Hub Natural Gas Swap February Futures †	Long	01/2017	1	1	0	0
Henry Hub Natural Gas Swap February Futures †	Long	01/2019	3	(13)	0	0
Henry Hub Natural Gas Swap January Futures †	Long	12/2016	1	1	0	0
Henry Hub Natural Gas Swap January Futures †	Long	12/2018	3	(13)	0	0
Henry Hub Natural Gas Swap July Futures †	Long	06/2016	17	(12)	4	0
Henry Hub Natural Gas Swap July Futures †	Long	06/2019	3	(12)	0	0
Henry Hub Natural Gas Swap June Futures †	Long	05/2019	3	(13)	0	0
Henry Hub Natural Gas Swap March Futures †	Long	02/2017	1	1	0	0
Henry Hub Natural Gas Swap March Futures †	Long	02/2019	3	(13)	0	0
Henry Hub Natural Gas Swap May Futures †	Long	04/2019	3	(13)	0	0
Henry Hub Natural Gas Swap November Futures †	Long	10/2016	4	0	1	0
Henry Hub Natural Gas Swap November Futures †	Long	10/2019	3	(13)	0	0
Henry Hub Natural Gas Swap October Futures †	Long	09/2019	3	(13)	0	0
Henry Hub Natural Gas Swap September Futures †	Long	08/2019	3	(13)	0	0
Lead April Futures †	Long	04/2016	4	5	0	0
Live Cattle April Futures †	Short	04/2016	13	(28)	0	0
Live Cattle August Futures †	Long	08/2016	12	14	1	0
Live Cattle June Futures †	Long	06/2016	1	1	0	0
LLS (Argus) vs. WTI Spread Calendar Swap April Futures †	Long	04/2016	4	(4)	0	0
LLS (Argus) vs. WTI Spread Calendar Swap August Futures †	Long	08/2016	2	(1)	0	0
LLS (Argus) vs. WTI Spread Calendar Swap December Futures †	Long	12/2016	2	(1)	0	0
LLS (Argus) vs. WTI Spread Calendar Swap February Futures †	Long	02/2016	4	(4)	0	0
LLS (Argus) vs. WTI Spread Calendar Swap January Futures †	Long	01/2016	4	(3)	0	0
LLS (Argus) vs. WTI Spread Calendar Swap July Futures †	Long	07/2016	2	(2)	0	0
LLS (Argus) vs. WTI Spread Calendar Swap June Futures †	Long	06/2016	4	(3)	0	0
LLS (Argus) vs. WTI Spread Calendar Swap March Futures †	Long	03/2016	4	(4)	0	0
LLS (Argus) vs. WTI Spread Calendar Swap May Futures †	Long	05/2016	4	(4)	0	0
LLS (Argus) vs. WTI Spread Calendar Swap November Futures †	Long	11/2016	2	(1)	0	0
LLS (Argus) vs. WTI Spread Calendar Swap October Futures †	Long	10/2016	2	(1)	0	0
LLS (Argus) vs. WTI Spread Calendar Swap September Futures †	Long	09/2016	2	(1)	0	0
Natural Gas April Futures †	Short	03/2016	40	(76)	0	(36)
Natural Gas April Futures †	Long	03/2017	16	(13)	7	0
Natural Gas December Futures †	Long	11/2016	13	10	9	0
Natural Gas July Futures †	Long	06/2016	9	3	7	0
Natural Gas June Futures †	Long	05/2016	5	6	4	0
Natural Gas March Futures †	Short	02/2017	16	16	0	(9)
Natural Gas May Futures †	Long	04/2016	4	6	3	0
Natural Gas October Futures †	Short	09/2016	13	(12)	0	(10)
New York Harbor ULSD April Futures †	Short	03/2016	8	53	0	(4)
New York Harbor ULSD June Futures †	Short	05/2016	11	23	0	(5)
New York Harbor ULSD March Futures †	Long	02/2016	11	(21)	6	0
Nickel April Futures †	Long	04/2016	6	5	0	0
Platinum April Futures †	Long	04/2016	38	44	39	0
Put Options Strike @ GBP 98.000 on United Kingdom 90-Day LIBOR Sterling December Futures	Short	12/2016	371	3	0	0

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2015	21

Consolidated Schedule of Investments PIMCO CommodityRealReturn® Strategy Portfolio (Cont.)

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Put Options Strike @ GBP 98.500 on United Kingdom 90-Day LIBOR Sterling December Futures	Long	12/2016	371	$(14)	$2	$0
Put Options Strike @ USD 37.000 on Brent Crude June Futures †	Short	04/2016	4	(1)	1	0
Put Options Strike @ USD 98.625 on United Kingdom 90-Day LIBOR Sterling Interest Rate March Futures	Long	03/2016	106	9	3	0
Put Options Strike @ USD 98.625 on United Kingdom 90-Day LIBOR Sterling Interest Rate March Futures	Short	03/2016	106	(3)	0	(1)
RBOB Gasoline April Futures †	Long	03/2016	23	1	24	0
RBOB Gasoline March Futures †	Short	02/2016	1	2	0	(1)
RBOB Gasoline May Futures †	Short	04/2016	23	6	0	(22)
RBOB Gasoline November Futures †	Short	10/2016	3	9	0	(2)
RBOB Gasoline September Futures †	Long	08/2016	3	(7)	3	0
Silver May Futures †	Short	05/2016	1	2	0	0
Soybean November Futures †	Long	11/2016	1	0	0	0
Soybean Oil December Futures †	Long	12/2016	1	1	0	0
Soybean Oil July Futures †	Long	07/2016	1	1	0	0
Soybean Oil March Futures †	Short	03/2016	1	0	0	0
Soybean Oil May Futures †	Short	05/2016	1	0	0	0
Sugar No. 11 July Futures †	Long	06/2016	56	38	10	0
Sugar No. 11 March Futures †	Short	02/2016	56	(25)	0	(6)
Sugar No. 11 May Futures †	Long	04/2016	27	7	5	0
U.S. Treasury 5-Year Note March Futures	Long	03/2016	297	(86)	42	0
U.S. Treasury 10-Year Note March Futures	Long	03/2016	148	(30)	44	0
U.S. Treasury 30-Year Bond March Futures	Short	03/2016	27	77	0	(14)
Wheat July Futures †	Short	07/2016	2	1	0	0
Wheat March Futures †	Short	03/2016	17	20	0	0
Wheat May Futures †	Short	05/2016	16	15	0	0
WTI Crude December Futures †	Long	11/2016	2	(1)	2	0
WTI Crude December Futures †	Short	11/2016	19	56	0	(18)
WTI Crude December Futures †	Short	11/2017	37	70	0	(25)
WTI Crude December Futures †	Short	11/2018	2	7	0	(1)
WTI Crude June Futures †	Short	05/2016	43	340	0	(34)
WTI Crude June Futures †	Long	05/2017	42	(115)	34	0
WTI Crude June Futures †	Short	05/2018	33	71	0	(20)
WTI Crude March Futures †	Short	02/2016	34	154	0	(18)
WTI Crude March Futures †	Long	02/2017	10	(84)	9	0
WTI Crude March Futures †	Long	02/2018	40	(79)	26	0
WTI Crude September Futures †	Long	08/2016	42	(394)	38	0
WTI-Brent April Futures †	Short	04/2016	6	3	0	(4)
Zinc April Futures †	Long	04/2016	3	4	0	0

Total Futures Contracts				$(94)	$445	$(336)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (2)

Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount (3)	Market Value (4)	Unrealized (Depreciation)	Variation Margin
						Asset	Liability
CDX.HY-25 5-Year Index	5.000%	12/20/2020	$3,200	$44	$(13)	$5	$0

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Receive	3-Month USD-LIBOR	1.500%	12/16/2017	$	48,300	$(353)	$(69)	$0	$(11)
Pay	3-Month USD-LIBOR	2.000	12/16/2020		3,500	48	38	6	0
Pay	3-Month USD-LIBOR	2.250	12/16/2022		25,700	501	323	64	0

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2015

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Receive	3-Month USD-LIBOR	3.000%	09/16/2025		$7,400	$(93)	$(71)	$0	$(16)
Receive	3-Month USD-LIBOR	2.233	09/16/2025		2,300	(22)	(22)	0	(8)
Receive	3-Month USD-LIBOR	2.225	09/16/2025		1,300	(12)	(12)	0	(4)
Receive	3-Month USD-LIBOR	2.350	10/02/2025		4,700	(88)	(58)	0	(17)
Receive	3-Month USD-LIBOR	2.800	10/28/2025		28,300	(90)	12	0	(59)
Receive	3-Month USD-LIBOR	2.500	12/16/2025		21,600	(664)	(976)	0	(90)
Receive	3-Month USD-LIBOR *†	2.250	06/15/2026		600	4	2	0	(2)
Receive	3-Month USD-LIBOR	2.670	07/13/2045		310	(4)	(9)	0	(3)
Receive	3-Month USD-LIBOR	2.750	12/16/2045		11,270	(228)	(416)	0	(95)
Receive	3-Month USD-LIBOR *	2.570	02/10/2046		400	9	9	0	(3)
Pay	3-Month USD-LIBOR	2.750	12/14/2046		800	0	0	7	0
Receive	6-Month GBP-LIBOR	1.500	03/16/2018	GBP	6,600	(61)	13	3	0
Receive	6-Month GBP-LIBOR *	2.000	03/16/2026		7,140	36	(68)	37	0
Receive	6-Month GBP-LIBOR	2.250	03/16/2046		7,160	(210)	(238)	78	0
Pay	28-Day MXN-TIIE	5.145	04/02/2020	MXN	69,300	(20)	(17)	6	0
Pay	28-Day MXN-TIIE	6.710	09/20/2029		10,300	0	(22)	2	0

						$(1,247)	$(1,581)	$203	$(308)

Total Swap Agreements						$(1,203)	$(1,594)	$208	$(308)

*	This security has a forward starting effective date. See Note 2a for further information.

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2015:

(h)	Securities with an aggregate market value of $4,434 and cash of $1,469 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2015.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
PIMCO CommodityRealReturn® Strategy Portfolio (5)	$7	$91	$208	$306	$0	$(20)	$(306)	$(326)
PIMCO Cayman Commodity Portfolio I, Ltd. (Subsidiary) (5)	40	354	0	394	(40)	(316)	(2)	(358)

Total Exchange-Traded or Centrally Cleared	$47	$445	$208	$700	$(40)	$(336)	$(308)	$(684)

(5)

The Portfolio and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month		Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
									Asset	Liability
BOA	01/2016			BRL	7,743	$		1,976	$18	$0
	01/2016		$		1,984		BRL	7,743	9	(36)
	02/2016			BRL	4,436	$		1,101	0	(9)
	10/2016				16,110			4,035	316	0

BPS	10/2016				1,300			313	13	0
	01/2017				2,700			622	14	0

CBK	01/2016				4,074			1,220	190	0
	01/2016		$		1,043		BRL	4,074	0	(14)
	01/2016				18,846		GBP	12,699	0	(125)
	02/2016			EUR	391	$		426	3	(2)
	02/2016			GBP	14,323			21,271	154	0
	02/2016	†	$		7,634		EUR	6,957	3	(70)
	10/2016			BRL	1,010	$		245	12	0

DUB	01/2016				5,466			1,400	18	0
	01/2016			KRW	16,247			14	0	0
	01/2016		$		1,419		BRL	5,466	0	(37)
	02/2016			BRL	2,997	$		757	7	0
	02/2016		$		71		AUD	98	1	0
	01/2017			BRL	3,300	$		763	20	0

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2015	23

Consolidated Schedule of Investments PIMCO CommodityRealReturn® Strategy Portfolio (Cont.)

Counterparty	Settlement Month		Currency to be Delivered		Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
FBF	01/2016		BRL	968	$		249	$4	$0
	01/2016			$248		BRL	968	0	(3)

GLM	01/2016		BRL	95	$		25	1	0
	01/2016		JPY	387,600			3,173	0	(52)
	01/2016			$24		BRL	95	0	0
	02/2016			2,348		EUR	2,155	0	(4)
	02/2016			9,585		GBP	6,341	0	(236)
	03/2016		MXN	63,262	$		3,689	37	0
	01/2017		BRL	6,000			1,404	53	0

HUS	02/2016		COP	1,272,206			433	34	0
	02/2016			$5,815		GBP	3,850	0	(139)

JPM	01/2016		BRL	5,015	$		1,286	19	0
	01/2016		CNH	5,653			873	16	0
	01/2016		KRW	2,999,453			2,562	11	0
	01/2016			$1,284		BRL	5,015	0	(17)
	02/2016		AUD	607	$		426	0	(15)
	02/2016		CAD	396			299	12	0
	02/2016		EUR	26,735			28,744	0	(337)
	02/2016		NZD	4,186			2,729	0	(127)
	02/2016		TWD	79,038			2,424	29	0
	02/2016	†		$298		CAD	395	0	(12)
	02/2016			819		GBP	543	0	(19)
	02/2016			2,744		JPY	337,600	67	0
	10/2016		BRL	4,200	$		1,047	77	0
	01/2017			5,000			1,176	51	0

MSB	01/2016			3,702			974	38	0
	01/2016		GBP	12,699			19,146	425	0
	01/2016			$948		BRL	3,702	0	(12)
	01/2016			3,201		JPY	387,600	24	0
	02/2016		GBP	420	$		637	17	0
	02/2016		JPY	387,600			3,203	0	(24)
	02/2016			$203		EUR	185	0	(1)
	05/2016		ZAR	3,561	$		246	21	0
	10/2016		BRL	10			2	0	0

SCX	02/2016		SGD	3,355			2,383	21	0
	02/2016			$1,744		INR	116,324	1	0
	05/2016			241		ZAR	3,590	0	(15)

TDM	01/2016		BRL	2,942	$		753	10	0
	01/2016			$755		BRL	2,942	0	(11)
	01/2017		BRL	3,300	$		754	12	0

UAG	01/2016			$5,402		INR	359,011	9	0

Total Forward Foreign Currency Contracts								$1,767	$(1,317)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price	Expiration Date	Notional Amount		Cost	Market Value
BPS	Call - OTC EUR versus USD	$ 1.290	02/26/2016	EUR	3,000	$0	$0

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date		Notional Amount	Cost	Market Value
FBF	Put - OTC 5-Year Interest Rate Swap *	3-Month USD-LIBOR	Receive	3.400%	12/05/2016	$	6,900	$50	$31

GLM	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.950	01/05/2016		10,900	7	0
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.500	04/29/2016		23,200	18	2

MYC	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.500	04/06/2016		24,700	23	0
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.000	06/23/2016		28,700	53	65
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.000	06/24/2016		28,300	51	65
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.683	12/11/2017		3,000	420	304

NGF	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.500	04/11/2016		64,300	55	2

								$677	$469

24	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2015

OPTIONS ON COMMODITY FUTURES CONTRACTS

Counterparty	Description	Strike Price	Expiration Date	Notional Amount	Cost	Market Value
CIB	Call - OTC Natural Gas June Futures †	$2.650	05/25/2016	$40	$5	$7

JPM	Put - OTC Copper June Futures †	4,200.000	06/01/2016	0	8	6

					$13	$13

Total Purchased Options					$690	$482

*	This security has a forward starting effective date. See Note 2a for further information.

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
JPM	Put - OTC CDX.IG-25 5-Year Index	Sell	1.100%	01/20/2016	$ 700	$(1)	$0
	Put - OTC CDX.IG-25 5-Year Index	Sell	1.100	02/17/2016	700	(2)	(1)
	Put - OTC CDX.IG-25 5-Year Index	Sell	1.200	02/17/2016	700	(2)	0

						$(5)	$(1)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Premiums (Received)	Market Value
DUB	Put - OTC USD versus BRL	BRL	3.700	01/14/2016	$2,000	$(34)	$(2)

FBF	Call - OTC USD versus BRL		4.000	03/17/2016	900	(38)	(44)

						$(72)	$(46)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date (1)	Notional Amount		Premiums (Received)	Market Value
BPS	Floor - OTC YOY CPURNSA Index	233.049	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	03/01/2018	$	700	$(6)	$(4)

CBK	Floor - OTC CPURNSA Index	216.687	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	04/07/2020		12,100	(108)	(7)
	Floor - OTC CPURNSA Index	217.965	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020		1,000	(13)	(1)

DUB	Cap - OTC CPURNSA Index	236.119	Maximum of [(Final Index/Initial Index - 1) - 3.000%] or 0	06/01/2016		1,200	(1)	0
	Floor - OTC YOY CPURNSA Index	233.546	Maximum of [(1 + 0.000%) - (Final Index/Initial Index)] or 0	01/22/2018		900	(9)	(4)

GLM	Cap - OTC CPALEMU Index	117.930	Maximum of [(Final Index/Initial Index - 1) - 3.000%] or 0	06/22/2035	EUR	1,400	(63)	(36)

JPM	Cap - OTC CPURNSA Index	234.781	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	05/16/2024	$	600	(4)	(1)
	Floor - OTC YOY CPURNSA Index	234.810	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	03/24/2020		4,600	(52)	(61)
	Floor - OTC YOY CPURNSA Index	238.654	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	10/02/2020		2,000	(37)	(31)

							$(293)	$(145)

(1)	YOY options may have a series of expirations.

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
FBF	Call - OTC 5-Year Interest Rate Swap (Effective 12/05/2021)	3-Month USD-LIBOR	Receive	2.400%	12/05/2016	$	6,900	$(55)	$(44)

GLM	Call - OTC 5-Year Interest Rate Swap (Effective 01/21/2021)	3-Month USD-LIBOR	Receive	2.500	01/19/2016		6,200	(25)	(2)
	Put - OTC 5-Year Interest Rate Swap (Effective 01/21/2021)	3-Month USD-LIBOR	Pay	3.000	01/19/2016		6,200	(22)	(2)
	Call - OTC 5-Year Interest Rate Swap (Effective 02/22/2021)	3-Month USD-LIBOR	Receive	2.500	02/18/2016		25,200	(81)	(39)
	Call - OTC 5-Year Interest Rate Swap (Effective 03/16/2021)	3-Month USD-LIBOR	Receive	2.400	03/14/2016		12,800	(48)	(19)

MYC	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.500	12/11/2017		12,600	(420)	(216)

NGF	Call - OTC 5-Year Interest Rate Swap (Effective 03/16/2021)	3-Month USD-LIBOR	Receive	2.400	03/14/2016		3,300	(13)	(5)

RYL	Call - OTC 5-Year Interest Rate Swap (Effective 01/27/2021)	3-Month USD-LIBOR	Receive	2.500	01/25/2016		5,400	(19)	(3)

								$(683)	$(330)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2015	25

Consolidated Schedule of Investments PIMCO CommodityRealReturn® Strategy Portfolio (Cont.)

OPTIONS ON COMMODITY FUTURES CONTRACTS

Counterparty	Description	Strike Price	Expiration Date	Notional Amount	Premiums (Received)	Market Value
CIB	Call - OTC Natural Gas March Futures †	$2.450	02/24/2016	$ 40	$(4)	$(6)

DEU	Put - OTC Natural Gas February Futures †	2.000	01/26/2016	20	(1)	(1)

					$(5)	$(7)

OPTIONS ON INDICES

Counterparty	Description	Strike Value	Expiration Date	Notional Amount	Premiums (Received)	Market Value
GST	Call - OTC SPGCENP Index †	1.416	02/04/2016	$ 900	$(3)	$0
	Call - OTC SPGCENP Index †	2.264	02/04/2016	600	(1)	0
	Call - OTC SPGCENP Index †	1.402	02/16/2016	1,100	(4)	0
	Call - OTC SPGCICP Index †	0.808	02/04/2016	3,300	(13)	0
	Call - OTC SPGCICP Index †	0.974	02/16/2016	2,220	(9)	0
	Call - OTC SPGCICP Index †	0.903	03/11/2016	1,065	(4)	0

					$(34)	$0

Total Written Options					$(1,092)	$(529)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED DECEMBER 31, 2015:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Notional Amount in GBP		Premiums
Balance at Beginning of Period	202	$1,485,680	EUR	12,100	GBP	0	$(1,765)
Sales	995	890,376		96,482		5,419	(3,136)
Closing Buys	(225)	(145,601)		(25,800)		(3,619)	1,955
Expirations	(734)	(2,091,572)		(46,042)		(1,800)	1,403
Exercised	(143)	(22,938)		(35,340)		0	378

Balance at End of Period	95	$115,945	EUR	1,400	GBP	0	$(1,165)

SWAP AGREEMENTS:

COMMODITY FORWARD SWAPS

Counterparty	Pay/Receive	Underlying Reference Commodity	Fixed Price Per Unit	Maturity Date	# of Units	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BPS	Pay	EURMARGIN 1Q16 †	$6.900	03/31/2016	4,000	$0	$2	$2	$0
	Receive	EURMARGIN 2Q3Q16 †	6.630	09/30/2016	18,000	6	9	15	0
	Receive	EURMARGIN CAL16 †	6.400	12/31/2016	40,000	(12)	16	4	0
	Receive	EURMARGIN CAL17 †	5.850	12/31/2017	5,000	0	(2)	0	(2)
	Receive	EUROBOBCO 2Q3Q16 †	9.000	09/30/2016	6,000	0	38	38	0
	Receive	EURTOP 1Q16 †	2.070	03/31/2016	14,000	0	(7)	0	(7)
	Pay	GOLDLNPM Index †	1,103.500	09/14/2016	0	(7)	19	12	0
	Receive	PLTMLNPM Index †	960.100	09/14/2016	0	4	(24)	0	(20)

GST	Receive	EURMARGIN CAL16 †	5.700	12/31/2016	15,000	0	11	11	0
	Receive	EURTOP 1Q16 †	1.940	03/31/2016	3,000	0	(1)	0	(1)
	Receive	EURTOP 1Q16 †	2.040	03/31/2016	3,000	0	(1)	0	(1)
	Receive	EURTOP 1Q16 †	2.150	03/31/2016	1,000	0	0	0	0
	Pay	GOLDLNPM Index †	1,154.880	01/11/2016	0	0	19	19	0
	Receive	PLTMLNPM Index †	1,032.380	01/11/2016	0	0	(28)	0	(28)

JPM	Pay	EURMARGIN 1Q16 †	6.850	03/31/2016	2,000	0	1	1	0
	Receive	EURMARGIN CAL17 †	5.850	12/31/2017	1,000	0	(1)	0	(1)
	Receive	EUROBOBCO 2Q3Q16 †	8.950	09/30/2016	3,000	0	19	19	0

MAC	Receive	CUAC 1Q16 †	25.750	03/31/2016	69,000	0	12	12	0
	Receive	CUAC 1Q16 †	28.000	03/31/2016	117,000	0	18	18	0
	Receive	CUAC 1Q16 †	29.000	03/31/2016	117,000	0	17	17	0
	Receive	CUAC 1Q16 †	36.250	03/31/2016	42,000	0	3	3	0
	Receive	CUAC 1Q16 †	39.000	03/31/2016	36,000	0	2	2	0

MYC	Pay	EURMARGIN 1Q16 †	6.830	03/31/2016	3,000	0	1	1	0
	Receive	EURMARGIN CAL17 †	5.780	12/31/2017	5,000	0	(2)	0	(2)
	Receive	EURMARGIN CAL17 †	5.800	12/31/2017	2,000	0	(1)	0	(1)

						$(9)	$120	$174	$(63)

26	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2015

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION (2)

Counterparty	Reference Entity	Fixed (Pay) Rate	Maturity Date	Implied Credit Spread at December 31, 2015 (4)	Notional Amount (5)	Premiums Paid/(Received)	Unrealized (Depreciation)	Swap Agreements, at Value
								Asset	Liability
DUB	Cardinal Health, Inc.	(0.590)%	06/20/2017	0.047%	$ 400	$0	$(3)	$0	$(3)

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION (3)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2015 (4)	Notional Amount (5)		Premiums (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Italy Government International Bond	1.000%	03/20/2019	0.656%	$	4,300	$(74)	$122	$48	$0
	Volkswagen International Finance NV	1.000	12/20/2016	1.169	EUR	590	(5)	4	0	(1)

CBK	Freeport-McMoRan, Inc.	1.000	09/20/2020	12.721	$	1,000	(165)	(194)	0	(359)

GST	Gazprom OAO Via Gaz Capital S.A.	1.000	03/20/2016	2.332		600	(41)	39	0	(2)
	Sberbank of Russia Via SB Capital S.A.	1.000	03/20/2016	2.804		100	(6)	6	0	0

JPM	Gazprom OAO Via Gaz Capital S.A.	1.000	03/20/2016	2.332		400	(29)	28	0	(1)

							$(320)	$5	$48	$(363)

(2)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount			Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BOA	Pay	1-Month GBP-UKRPI	3.430%	06/15/2030		GBP	600	$0	$36	$36	$0
	Receive	3-Month USD-CPURNSA Index	1.010	10/16/2017	$		1,300	0	4	4	0
	Receive	3-Month USD-CPURNSA Index	1.730	08/26/2025			300	0	3	3	0

BPS	Pay	1-Month GBP-UKRPI	3.400	06/15/2030		GBP	800	4	37	41	0
	Pay	1-Year BRL-CDI	14.560	01/04/2021		BRL	1,300	0	(15)	0	(15)
	Receive	1-Year BRL-CDI	16.150	01/04/2021			1,700	(1)	4	3	0
	Receive	3-Month EUR-EXT-CPI Index	0.550	10/15/2017		EUR	100	0	0	0	0
	Receive	3-Month USD-CPURNSA Index	1.560	11/05/2016	$		1,400	0	(29)	0	(29)
	Receive	3-Month USD-CPURNSA Index	1.825	11/29/2016			1,700	0	(47)	0	(47)
	Receive	3-Month USD-CPURNSA Index	2.250	07/15/2017			8,700	20	(533)	0	(513)

CBK	Pay	1-Month GBP-UKRPI	3.190	04/15/2030		GBP	1,500	0	12	12	0
	Pay	1-Month GBP-UKRPI	3.350	05/15/2030			1,400	0	62	62	0
	Pay	1-Month GBP-UKRPI	3.430	06/15/2030			700	1	41	42	0
	Receive	3-Month EUR-EXT-CPI Index	0.655	08/15/2018		EUR	100	0	0	0	0
	Receive	3-Month EUR-EXT-CPI Index	0.640	09/15/2018			200	0	(1)	0	(1)
	Receive	3-Month EUR-EXT-CPI Index	0.650	10/15/2018			200	0	0	0	0

DUB	Pay	1-Month GBP-UKRPI	3.325	08/15/2030		GBP	1,200	2	28	30	0
	Pay	1-Year BRL-CDI	14.500	01/04/2021		BRL	300	0	(4)	0	(4)
	Receive	3-Month EUR-EXT-CPI Index	0.580	10/15/2017		EUR	300	0	(1)	0	(1)
	Receive	3-Month EUR-EXT-CPI Index	0.570	10/15/2017			100	0	0	0	0
	Receive	3-Month EUR-EXT-CPI Index	0.605	09/15/2018			200	0	0	0	0
	Receive	3-Month EUR-EXT-CPI Index	0.650	10/15/2018			600	0	(1)	0	(1)
	Receive	3-Month USD-CPURNSA Index	1.485	11/19/2016		$	28,300	0	(532)	0	(532)
	Receive	3-Month USD-CPURNSA Index	1.480	11/20/2016			4,500	0	(84)	0	(84)
	Receive	3-Month USD-CPURNSA Index	1.473	11/21/2016			3,800	0	(70)	0	(70)
	Receive	3-Month USD-CPURNSA Index	1.845	11/29/2016			4,700	0	(133)	0	(133)
	Receive	3-Month USD-CPURNSA Index	1.825	11/29/2016			1,200	0	(33)	0	(33)
	Receive	3-Month USD-CPURNSA Index	2.500	07/15/2022			1,200	10	(141)	0	(131)
	Receive	3-Month USD-CPURNSA Index	2.560	05/08/2023			13,100	0	(1,448)	0	(1,448)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2015	27

Consolidated Schedule of Investments PIMCO CommodityRealReturn® Strategy Portfolio (Cont.)

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
FBF	Pay	1-Month GBP-UKRPI	3.353%	05/15/2030	GBP	300	$0	$13	$13	$0
	Pay	1-Month GBP-UKRPI	3.550	11/15/2044		100	0	12	12	0
	Pay	1-Month GBP-UKRPI	3.450	12/15/2044		100	0	5	5	0
	Pay	1-Year BRL-CDI	13.450	01/04/2021	BRL	1,300	0	(25)	0	(25)
	Receive	3-Month EUR-EXT-CPI Index	0.615	09/15/2018	EUR	200	0	0	0	0

GLM	Pay	1-Month GBP-UKRPI	3.140	01/14/2030	GBP	2,360	0	23	23	0
	Pay	1-Month GBP-UKRPI	3.400	06/15/2030		500	2	24	26	0
	Pay	1-Month GBP-UKRPI	3.325	08/15/2030		5,000	(16)	143	127	0
	Pay	1-Month GBP-UKRPI	3.358	04/15/2035		300	0	3	3	0
	Receive	1-Year BRL-CDI	16.150	01/04/2021	BRL	3,300	(2)	8	6	0
	Receive	3-Month EUR-EXT-CPI Index	0.650	09/15/2018	EUR	100	0	0	0	0
	Receive	3-Month EUR-EXT-CPI Index	0.650	10/15/2018		200	0	0	0	0
	Receive	3-Month USD-CPURNSA Index	2.415	02/12/2017	$	2,900	0	(163)	0	(163)

HUS	Pay	1-Year BRL-CDI	13.421	01/04/2021	BRL	2,100	0	(41)	0	(41)

JPM	Pay	1-Month GBP-UKRPI	3.400	06/15/2030	GBP	100	0	5	5	0
	Pay	1-Month GBP-UKRPI	3.275	09/15/2030		600	0	7	7	0
	Receive	3-Month EUR-EXT-CPI Index	0.580	10/15/2017	EUR	400	0	(1)	0	(1)

MYC	Pay	1-Month GBP-UKRPI	3.320	05/15/2030	GBP	1,200	0	44	44	0
	Receive	3-Month USD-CPURNSA Index	1.533	11/07/2016	$	13,500	1	(268)	0	(267)

UAG	Receive	3-Month EUR-EXT-CPI Index	0.525	10/15/2017	EUR	900	1	(3)	0	(2)
	Receive	3-Month EUR-EXT-CPI Index	0.610	09/15/2018		400	0	0	0	0

							$22	$(3,059)	$504	$(3,541)

TOTAL RETURN SWAPS ON COMMODITY AND EQUITY INDICES

Counterparty	Pay/Receive (6)	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BOA	Receive	BCOMTR Index †	239,702	3-Month U.S. Treasury Bill rate plus a specified spread	02/16/2016	$37,470	$470	$470	$0

BPS	Receive	BCOMF1T Index †	20,831	3-Month U.S. Treasury Bill rate plus a specified spread	02/16/2016	6,279	79	79	0
	Receive	BCOMTR Index †	44,763	3-Month U.S. Treasury Bill rate plus a specified spread	02/16/2016	6,997	88	88	0

CBK	Pay	BCOM Index †	34,267	0.120%	02/16/2016	2,658	(33)	0	(33)
	Receive	BCOMERF211A Index †	6,111	0.170%	02/16/2016	1,350	12	12	0
	Receive	BCOMERF311A Index †	5,530	0.170%	02/16/2016	1,354	10	10	0
	Receive	BCOMF1T Index †	105	3-Month U.S. Treasury Bill rate plus a specified spread	02/16/2016	32	0	0	0
	Receive	BCOMTR Index †	580,906	3-Month U.S. Treasury Bill rate plus a specified spread	02/16/2016	68,101	836	836	0

FBF	Receive	BCOMTR Index †	125,200	3-Month U.S. Treasury Bill rate plus a specified spread	02/16/2016	19,571	246	246	0

GLM	Receive	BCOMF1T Index †	8,360	3-Month U.S. Treasury Bill rate plus a specified spread	02/16/2016	2,520	32	32	0
	Receive	BCOMTR Index †	254,955	3-Month U.S. Treasury Bill rate plus a specified spread	02/16/2016	38,299	478	478	0

JPM	Receive	BCOMF1T Index †	672	3-Month U.S. Treasury Bill rate plus a specified spread	02/16/2016	203	3	3	0
	Receive	BCOMTR Index †	163,897	3-Month U.S. Treasury Bill rate plus a specified spread	02/16/2016	25,620	325	325	0
	Receive	JMABFNJ1 Index †	84,859	0.700%	02/16/2016	8,873	66	66	0
	Receive	JMABNICP Index †	14,455	3-Month U.S. Treasury Bill rate plus a specified spread	02/16/2016	5,628	(44)	0	(44)

MAC	Receive	BCOMTR Index †	314,619	3-Month U.S. Treasury Bill rate plus a specified spread	02/16/2016	23,249	287	287	0

MYC	Receive	BCOMTR Index †	646,585	3-Month U.S. Treasury Bill rate plus a specified spread	02/16/2016	110,596	1,315	1,315	0

							$4,170	$4,247	$(77)

(6)

Receive represents that the Portfolio receives payments for any positive return on the underlying reference. The Portfolio makes payments for any negative return on such underlying reference. Pay represents that the Portfolio receives payments for any negative return on the underlying reference. The Portfolio makes payments for any positive return on such underlying reference.

28	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2015

VOLATILITY SWAPS

Counterparty	Pay/Receive Volatility	Reference Entity	Volatility Strike	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
GST	Receive	GOLDLNPM Index (7)†	2.822%	01/06/2016	$	298	$0	$(2)	$0	$(2)
	Receive	GOLDLNPM Index (7)†	2.641	01/25/2016		308	0	(1)	0	(1)
	Pay	GOLDLNPM Index (7)†	7.784	03/24/2020		358	0	6	6	0
	Pay	GOLDLNPM Index (7)†	7.840	04/06/2020		178	0	3	3	0
	Pay	GOLDLNPM Index (7)†	7.840	04/09/2020		179	0	3	3	0
	Pay	GOLDLNPM Index (7)†	7.896	04/14/2020		178	0	3	3	0
	Pay	GOLDLNPM Index (7)†	7.981	04/22/2020		1,416	0	25	25	0
	Pay	GOLDLNPM Index (7)†	8.585	04/27/2020		1,024	0	24	24	0
	Pay	GOLDLNPM Index (7)†	8.703	04/28/2020		339	0	8	8	0
	Pay	GOLDLNPM Index (7)†	7.023	07/29/2020		943	0	18	18	0
	Pay	GOLDLNPM Index (7)†	7.840	09/09/2020		179	0	2	2	0
	Pay	PLTMLNPM Index (7)†	6.760	01/06/2016		192	0	(8)	0	(8)
	Pay	PLTMLNPM Index (7)†	6.503	01/21/2016		196	0	(3)	0	(3)
	Pay	PLTMLNPM Index (7)†	6.250	01/25/2016		400	0	(8)	0	(8)

JPM	Pay	GOLDLNPM Index (7)†	10.890	04/29/2020		303	0	14	14	0
	Pay	GOLDLNPM Index (7)†	11.156	05/07/2020		599	0	28	28	0
	Pay	GOLDLNPM Index (7)†	9.000	07/24/2020		333	0	9	9	0

MYC	Pay	GOLDLNPM Index (7)†	5.406	04/21/2016		910	0	29	29	0
	Receive	SLVRLND Index (7)†	9.151	04/21/2016		700	0	(19)	0	(19)
	Pay	SPGCCIP Index (7)†	6.554	03/16/2016		400	0	(11)	0	(11)
	Receive	SPGCCIP Index (7)†	6.250	03/16/2016		400	0	12	12	0

							$0	$132	$184	$(52)

Total Swap Agreements							$(307)	$1,365	$5,157	$(4,099)

(7)	Variance Swap

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of December 31, 2015:

(j)	Securities with an aggregate market value of $3,797 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2015.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (8)
PIMCO CommodityRealReturn® Strategy Portfolio
BOA	$343	$0	$91	$434	$(45)	$0	$(1)	$(46)	$388	$(260)	$128
BPS	27	0	44	71	0	(4)	(604)	(608)	(537)	669	132
CBK	359	0	116	475	(211)	(8)	(360)	(579)	(104)	0	(104)
DUB	46	0	30	76	(37)	(6)	(2,440)	(2,483)	(2,407)	2,446	39
FBF	4	31	30	65	(3)	(88)	(25)	(116)	(51)	12	(39)
GLM	91	2	185	278	(292)	(98)	(163)	(553)	(275)	0	(275)
GST	0	0	0	0	0	0	(2)	(2)	(2)	0	(2)
HUS	34	0	0	34	(139)	0	(41)	(180)	(146)	0	(146)
JPM	282	0	12	294	(515)	(94)	(2)	(611)	(317)	422	105
MSB	525	0	0	525	(37)	0	0	(37)	488	(290)	198
MYC	0	434	44	478	0	(216)	(267)	(483)	(5)	139	134
NGF	0	2	0	2	0	(5)	0	(5)	(3)	0	(3)
RYL	0	0	0	0	0	(3)	0	(3)	(3)	0	(3)
SCX	22	0	0	22	(15)	0	0	(15)	7	0	7
TDM	22	0	0	22	(11)	0	0	(11)	11	0	11
UAG	9	0	0	9	0	0	(2)	(2)	7	0	7

PIMCO Cayman Commodity Portfolio I, Ltd. (Subsidiary)
BOA	0	0	470	470	0	0	0	0	470	(260)	210
BPS	0	0	238	238	0	0	(29)	(29)	209	(310)	(101)
CBK	3	0	858	861	0	0	(33)	(33)	828	(420)	408
CIB	0	7	0	7	0	(6)	0	(6)	1	0	1
DEU	0	0	0	0	0	(1)	0	(1)	(1)	0	(1)
FBF	0	0	246	246	0	0	0	0	246	(370)	(124)
GLM	0	0	510	510	0	0	0	0	510	(260)	250
GST	0	0	122	122	0	0	(52)	(52)	70	0	70
JPM	0	6	465	471	(12)	0	(45)	(57)	414	(310)	104
MAC	0	0	339	339	0	0	0	0	339	(290)	49
MYC	0	0	1,357	1,357	0	0	(33)	(33)	1,324	(2,650)	(1,326)

Total Over the Counter	$1,767	$482	$5,157	$7,406	$(1,317)	$(529)	$(4,099)	$(5,945)

(8)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same master agreement with the same legal entity. The Portfolio and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting agreements.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2015	29

Consolidated Schedule of Investments PIMCO CommodityRealReturn® Strategy Portfolio (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Consolidated Statement of Assets and Liabilities as of December 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$40	$0	$0	$0	$7	$47
Futures	354	0	0	0	91	445
Swap Agreements	0	5	0	0	203	208

	$394	$5	$0	$0	$301	$700

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,767	$0	$1,767
Purchased Options	13	0	0	0	469	482
Swap Agreements	4,539	48	66	0	504	5,157

	$4,552	$48	$66	$1,767	$973	$7,406

	$4,946	$53	$66	$1,767	$1,274	$8,106

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$40	$0	$0	$0	$0	$40
Futures	318	0	0	0	18	336
Swap Agreements	0	0	0	0	308	308

	$358	$0	$0	$0	$326	$684

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,317	$0	$1,317
Written Options	7	1	0	46	475	529
Swap Agreements	148	366	44	0	3,541	4,099

	$155	$367	$44	$1,363	$4,016	$5,945

	$513	$367	$44	$1,363	$4,342	$6,629

The effect of Financial Derivative Instruments on the Consolidated Statement of Operations for the period ended December 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$(69)	$0	$0	$0	$(29)	$(98)
Written Options	387	0	0	0	67	454
Futures	1,175	0	(6)	0	(1,235)	(66)
Swap Agreements	0	70	0	0	(7,460)	(7,390)

	$1,493	$70	$(6)	$0	$(8,657)	$(7,100)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$10,426	$0	$10,426
Purchased Options	(463)	(1)	0	(1)	(340)	(805)
Written Options	527	64	0	167	476	1,234
Swap Agreements	(137,345)	(38)	(22)	14	328	(137,063)

	$(137,281)	$25	$(22)	$10,606	$464	$(126,208)

	$(135,788)	$95	$(28)	$10,606	$(8,193)	$(133,308)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$(14)	$0	$0	$0	$2	$(12)
Written Options	(72)	0	0	0	0	(72)
Futures	(257)	0	4	0	431	178
Swap Agreements	0	(16)	0	0	3,334	3,318

	$(343)	$(16)	$4	$0	$3,767	$3,412

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(1,388)	$0	$(1,388)
Purchased Options	505	0	0	0	(107)	398
Written Options	(511)	(10)	0	100	344	(77)
Swap Agreements	26,545	(81)	22	0	(353)	26,133

	$26,539	$(91)	$22	$(1,288)	$(116)	$25,066

	$26,196	$(107)	$26	$(1,288)	$3,651	$28,478

30	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2015

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2015 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2015
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$28,072	$0	$28,072
Industrials	0	2,906	0	2,906
Utilities	0	5,087	0	5,087
U.S. Government Agencies	0	6,304	0	6,304
U.S. Treasury Obligations	0	364,339	0	364,339
Non-Agency Mortgage-Backed Securities	0	18,337	0	18,337
Asset-Backed Securities	0	15,894	0	15,894
Sovereign Issues	0	39,101	0	39,101
Short-Term Instruments
Certificates of Deposit	0	2,994	0	2,994
Repurchase Agreements	0	230	0	230
Short-Term Notes	0	12,098	0	12,098
U.S. Treasury Bills	0	11,407	0	11,407
	$0	$506,769	$0	$506,769

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	6,627	0	0	6,627

Total Investments	$6,627	$506,769	$0	$513,396

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2015
Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(6,689)	$0	$(6,689)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	485	215	0	700
Over the counter	0	7,406	0	7,406
	$485	$7,621	$0	$8,106

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(376)	(308)	0	(684)
Over the counter	(1)	(5,944)	0	(5,945)
	$(377)	$(6,252)	$0	$(6,629)

Totals	$6,735	$501,449	$0	$508,184

There were no significant transfers between Levels 1, 2, or 3 during the period ended December 31, 2015.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2015	31

Notes to Financial Statements

1. ORGANIZATION

The PIMCO CommodityRealReturn® Strategy Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers four classes of shares: Institutional, Class M, Administrative, and Advisor. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Consolidated Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Consolidated Statement of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Consolidated Statement of Operations. Income or short-term capital gain distributions received from registered investment companies are recorded as dividend income. Long-term capital gain distributions received from registered investment companies are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Consolidated Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract (see Financial Derivative Instruments, if any). Realized foreign exchange gains or losses arising from sales of spot foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Consolidated Statement of Operations. Net unrealized foreign exchange gains and losses arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Consolidated Statement of Operations.

(c) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are

32	PIMCO VARIABLE INSURANCE TRUST

December 31, 2015

allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Portfolio’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of transactions that may cause character differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the Consolidated Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed (overdistributed) net realized gains (losses) and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) Consolidated Statement of Cash Flows  U.S. GAAP requires entities providing financial statements that report both financial position and results of operations to also provide a Consolidated Statement of Cash Flows for each period for which results of operations are provided, but exempts investment companies meeting certain conditions. One of the conditions is that substantially all of the enterprise’s investments were carried at fair value during the period and classified as Level 1 or Level 2 in the fair value hierarchy in accordance with the requirements of U.S. GAAP. Another condition is that the enterprise had little or no debt, based on the average debt outstanding during the period, in relation to average total assets.

Portfolios with certain degrees of borrowing activity, typically through the use of reverse repurchase agreements, sale-buyback transactions, or a line of credit, have been determined to be at a level requiring a Consolidated Statement of Cash Flows. The Consolidated Statement of Cash Flows has been prepared using the indirect method which requires net increase (decrease) in net assets resulting from operations to be adjusted to reconcile to net cash flows from operating activities.

(f) New Accounting Pronouncements  In June 2014, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2014-11, that expanded secured borrowing accounting for certain repurchase agreements. The ASU also sets forth additional disclosure requirements for certain transactions accounted for as sales in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. The ASU became effective prospectively for annual periods beginning after December 15, 2014, and interim periods beginning after March 15, 2015. The Portfolio has adopted the ASU. The financial statements have been modified to provide enhanced disclosures surrounding secured borrowing transactions, if any. See the Notes to Consolidated Schedule of Investments for additional details.

In August 2014, the FASB issued ASU 2014-15 requiring management to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the entity’s ability to continue as a going concern. The ASU is effective prospectively for annual periods ending after December 15, 2016, and interim periods thereafter. At this time, management is evaluating the implications of these changes on the financial statements.

In May 2015, the FASB issued ASU 2015-07 which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the NAV per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of the Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets attributable to the Portfolio or class, less any liabilities, by the total number of shares outstanding of the Portfolio or class.

ANNUAL REPORT	DECEMBER 31, 2015	33

Notes to Financial Statements (Cont.)

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Portfolio reserves the right to change the time its NAV is calculated if the Portfolio closes earlier, or as permitted by the SEC.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services or other pricing sources. With respect to any portion of the Portfolio’s assets that are invested in one or more open-end management investment companies (other than exchange-traded funds (“ETFs”)), a Portfolio’s NAV will be calculated based upon the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. Foreign (non-U.S.) exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has

34	PIMCO VARIABLE INSURANCE TRUST

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adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board (“Valuation Oversight Committee”), generally based on recommendations provided by the Adviser. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When a Portfolio uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1 — Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if material, are disclosed in the Notes to Consolidated Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers in and out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Consolidated Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations,

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Notes to Financial Statements (Cont.)

sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemption where the inputs to the NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Prior to July 31, 2015, short-term investments having a maturity of 60 days or less and repurchase agreements were generally valued at amortized cost which approximates fair value. Short-term debt instruments having a remaining maturity of 60 days or less are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. Other than swap agreements, which are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services or other pricing sources, these contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange (if available). For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

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The validity of the fair value is reviewed by the Adviser on a periodic basis and may be amended in accordance with the Trust’s valuation procedures.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Portfolio. The tables below show the Portfolio’s transactions in and earnings from investments in these affiliated Funds for the period ended December 31, 2015 (amounts in thousands†):

Investments in PIMCO Short-Term Floating NAV Portfolio*

Market Value 12/31/2014	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2015	Dividend Income (1)	Realized Net Capital Gain Distributions (1)
$16	$0	$(16)	$0	$0	$0	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	A portion of this may be recharacterized to return of capital and reflected as such on tax forms mailed to shareholders on or about January 31st following each calendar year.
*	Effective July 1, 2015, the Portfolio was liquidated.

Investments in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2014	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2015	Dividend Income (1)	Realized Net Capital Gain Distributions (1)
$1,533	$623,088	$(618,000)	$26	$(20)	$6,627	$87	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	A portion of this may be recharacterized to return of capital and reflected as such on tax forms mailed to shareholders on or about January 31st following each calendar year.

(b) Investments in Securities

Delayed-Delivery Transactions  The Portfolio may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Portfolio will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain or loss. When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Consolidated Statement of Operations, even though investors do not receive their principal until maturity.

Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of

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Notes to Financial Statements (Cont.)

shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Collateralized Debt Obligations (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Portfolio’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the Portfolio may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

U.S. Government Agencies or Government-Sponsored Enterprises The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

The Portfolio may engage in strategies where it seeks to extend the expiration or maturity of a position, such as a To Be Announced (“TBA”) security on an underlying asset, by closing out the position before expiration and opening a new position with respect to the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Consolidated Statement of Assets and Liabilities as an asset or liability, respectively.

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5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location of these instruments is described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, including accrued interest, are included on the Consolidated Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Consolidated Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for the receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Consolidated Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Consolidated Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks The Portfolio may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Consolidated Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Consolidated Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Consolidated Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales The Portfolio may enter into short sales transactions. A short sale is a transaction in which the Portfolio sells securities it may not own in anticipation of a decline in the fair value of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Consolidated Statement of Assets and Liabilities. The Portfolio is obligated to deliver securities at the trade price at the time the short position is covered. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Consolidated Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Consolidated Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Consolidated Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative

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Notes to Financial Statements (Cont.)

instruments during the period, as disclosed in the Notes to Consolidated Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts The Portfolio may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Consolidated Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“Futures Variation Margin”). Gains or losses are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities.

(c) Options Contracts The Portfolio may write or purchase options to enhance returns or to hedge an existing position or future investment. The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Consolidated Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio, as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Consolidated Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed.

Inflation-Capped Options The Portfolio may write or purchase inflation-capped options to enhance returns or for hedging opportunities. The purpose of purchasing inflation-capped options is to protect the Portfolio from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Options on Exchange-Traded Futures Contracts The Portfolio may write or purchase options on exchange-traded futures contracts (“Futures Option”) to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements.

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A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Commodity Futures Contracts The Portfolio may write or purchase options on commodity futures contracts (“Commodity Option”). The underlying instrument for the Commodity Option is not the commodity itself, but rather a futures contract for that commodity. The exercise of a Commodity Option will not include physical delivery of the underlying commodity but will result in a cash transfer amount of the difference between the current market value of the underlying futures contract and the strike price. For an option that is in-the-money, the Portfolio will normally offset its position rather than exercise the option to retain any remaining time value.

Credit Default Swaptions The Portfolio may write or purchase credit default swaptions to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection to a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Interest Rate Swaptions The Portfolio may write or purchase interest rate swaptions which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Foreign Currency Options The Portfolio may write or purchase foreign currency options. Purchasing foreign currency options gives the Portfolio the right, but not the obligation to buy or sell the currency with specified amounts of currency and a rate of exchange that may be exercised by a certain date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Options on Indices The Portfolio may write or purchase options on indices (“Index Option”). An Index Option uses a specified index as the underlying instrument for the option contract. The exercise for an Index Option will not include physical delivery of the underlying index but will result in a cash transfer of the amount of the difference between the settlement price of the underlying index and the strike price.

(d) Swap Agreements The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are included within centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Consolidated Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gains or losses on the Consolidated Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Consolidated Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Consolidated Statement of Operations.

For purposes of applying the Portfolio’s investment policies and restrictions, swap agreements are generally valued by the Portfolio at market value. In the case of a credit default swap (see below), however, in applying certain of the Portfolio’s investment policies and restrictions, the Portfolio will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions. For example, the Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines (if any) because such value reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. In this context, both the notional amount and the market value may be positive or negative

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Notes to Financial Statements (Cont.)

depending on whether the Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Commodity Forward Swap Agreements The Portfolio may invest in commodity forward swap agreements (“Commodity Forwards”) to gain or mitigate exposure to the underlying referenced commodity. Commodity Forwards involve commitments between two parties where cash flows are exchanged at a future date based on the difference between a fixed and variable price with respect to the number of units of the commodity. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the fixed and variable price of the underlying commodity multiplied by the number of units. To the extent the difference between the fixed and variable price of the underlying referenced commodity exceeds or falls short of the offsetting payment obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

Credit Default Swap Agreements A Portfolio may use credit default swaps on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the

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index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Consolidated Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Consolidated Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the

Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  The Portfolio may enter into total return swap agreements to gain or mitigate exposure to the underlying reference. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference asset, which may include an underlying equity, index, or bond, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Portfolio would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, the Portfolio would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

Volatility Swap Agreements  The Portfolio also may enter into forward volatility agreements, also known as volatility swaps. In a volatility swap, the counterparties agree to make payments in connection with changes in the volatility (i.e., the magnitude of change over a specified period of time) of an underlying referenced instrument, such as a currency, rate, index, security or other financial instrument. Volatility swaps permit the parties to attempt to hedge volatility risk and/or take positions on the projected future volatility of an underlying referenced instrument. For example, the Portfolio may enter into a volatility swap in order to take the position that the referenced instrument’s volatility will

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Notes to Financial Statements (Cont.)

increase over a particular period of time. If the referenced instrument’s volatility does increase over the specified time, the Portfolio will receive payment from its counterparty based upon the amount by which the referenced instrument’s realized volatility level exceeds a volatility level agreed upon by the parties. If the referenced instrument’s volatility does not increase over the specified time, the Portfolio will make a payment to the counterparty based upon the amount by which the referenced instrument’s realized volatility level falls below the volatility level agreed upon by the parties. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price volatility of the referenced instrument and the strike multiplied by the notional amount. As a receiver of the realized price volatility, the Portfolio would receive the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would owe the payoff amount when the volatility is less than the strike. As a payer of the realized price volatility, the Portfolio would owe the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would receive the payoff amount when the volatility is less than the strike. Payments on a volatility swap will be greater if they are based upon the mathematical square of volatility (i.e., the measured volatility multiplied by itself, which is referred to as “variance”). This type of volatility swap is frequently referred to as a variance swap.

7. PRINCIPAL RISKS

In the normal course of business, the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in financial derivative instruments and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Portfolio may lose money if these changes are not anticipated by the Portfolio’s management. The Portfolio may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Duration is a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. Convexity is an additional measure of interest rate sensitivity that measures the rate of change of duration in response to changes in interest rates. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). At present, the U.S. is experiencing historically low interest rates. The Portfolio may be subject to heightened interest rate risk because the Fed has ended its quantitative easing program and has begun, and may continue, to raise interest rates. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause the Portfolio to lose value. If the Portfolio lost enough value, the Portfolio could face increased redemptions by shareholders, which could further impair its performance.

To the extent that the Portfolio may invest in securities and instruments that are economically tied to Russia, the Portfolio is subject to various risks such as, but not limited to political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, and unpredictable taxation. Investments in Russia are particularly subject to the risk that further economic sanctions may be imposed by the United States and/or other countries. Such sanctions — which may impact companies in many sectors, including energy, financial services and defense, among others — may negatively impact the Portfolio’s performance and/or ability to achieve its investment objective. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, difficulties in obtaining accurate prices, a smaller market capitalization and a smaller number of traded securities. Settlement, clearing and registration of securities transactions are subject to risks, which may result in significant delays or problems in registering the transfer of securities, including issues with foreign nominee accounts held with custodian banks. It is possible that the ownership rights of the Portfolio could be lost through fraud or negligence. In addition, it may be difficult for the Portfolio to enforce any rights it may have in the event of loss of share registration. Adverse currency exchange rates are a risk and there may be a lack of available currency hedging instruments. Investments in Russia may be subject to the risk of nationalization or expropriation of assets. Oil, natural gas,

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metals, and timber account for a significant portion of Russia’s exports, leaving the country vulnerable to swings in world prices.

If the Portfolio invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivative instruments that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency-denominated securities may reduce the Portfolio’s returns.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

The Portfolio’s investments in commodity-linked financial derivative instruments may subject the Portfolio to greater market price volatility than investments in traditional securities. The value of commodity-linked financial derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges, where applicable. For financial derivative instruments traded on exchanges or clearinghouses, the primary credit risk is the creditworthiness of the

Portfolio’s clearing broker or the exchange or clearinghouse itself. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivative instruments contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities and financial derivative instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. PIMCO, as the Adviser, minimizes counterparty risks to the Portfolio through a number of ways. Prior to entering into transactions with a new counterparty, the PIMCO Counterparty Risk Committee conducts an extensive credit review of such counterparty and must approve the use of such counterparty. Furthermore, pursuant to the terms of the underlying contract, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold, such counterparty shall advance collateral to the Portfolio in the form of cash or securities equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Consolidated Statement of Assets and Liabilities generally

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Notes to Financial Statements (Cont.)

presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Consolidated Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Consolidated Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Consolidated Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared over the counter (“OTC”) derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk is significantly reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of an FCM default scenario further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Consolidated Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

8. BASIS FOR CONSOLIDATION

PIMCO Cayman Commodity Portfolio I, Ltd. (the “Commodity Subsidiary”), a Cayman Islands exempted company, was incorporated as a wholly owned subsidiary acting as an investment vehicle for the Portfolio in order to effect certain investments for the Portfolio consistent with the Portfolio’s investment objectives and policies as specified in its prospectus and statement of additional information. The Portfolio’s investment portfolio has been consolidated and includes the portfolio holdings of the Portfolio and the Commodity Subsidiary. The consolidated financial statements include the accounts of the Portfolio and the Commodity Subsidiary. All inter-company transactions and balances have been eliminated. A subscription agreement was entered into between the Portfolio and the Commodity Subsidiary, comprising the entire issued share capital of the Commodity Subsidiary, with the intent that the Portfolio will remain the sole shareholder and retain all rights. Under the Articles of Association, shares issued by the Commodity Subsidiary confer upon a shareholder the right to receive

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notice of, to attend and to vote at general meetings of the Commodity Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Commodity Subsidiary. See the table below for details regarding the structure, incorporation and relationship as of December 31, 2015 of the Commodity Subsidiary to the Portfolio (amounts in thousands).

Date of Incorporation	07/21/2006
Subscription Agreement	08/01/2006
Consolidated Portfolio Net Assets	$350,918
Subsidiary % of Portfolio Net Assets	11.1%
Subsidiary Financial Statement Information
Total assets	$63,045
Total liabilities	24,133
Net assets	$38,912
Total income	226
Net investment income (loss)	(285)
Net realized gain (loss)	(135,989)
Net change in unrealized appreciation (depreciation)	26,060
Increase (decrease) in net assets resulting from operations	$(110,214)

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.49%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.25%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plans for each of the Advisor Class and Class M shares of the Portfolio (the “Distribution and Servicing Plans”). The Distribution and Servicing Plans have been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plans permit the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class and Class M shares. The Distribution and Servicing Plans permit the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class or Class M shares, respectively. The Distribution and Servicing Plan for Class M shares also permits the Portfolio to compensate the Distributor for providing or procuring administrative, recordkeeping, and other investor services at an annual rate of up to 0.20% of its average daily net assets attributable to its Class M shares.

(d) Portfolio Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $35,000, plus $3,600 for each Board meeting attended in person, $750 for each committee meeting attended and $750 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $5,000, the valuation oversight committee lead receives an additional annual retainer of $3,250 (to the extent there are co-leads of the valuation

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Notes to Financial Statements (Cont.)

oversight committee, the annual retainer will be split evenly between the co-leads) and the governance committee chair receives an additional annual retainer of $1,500.

These expenses are allocated on a pro rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio, which does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Acquired Fund Fees and Expenses  The Commodity Subsidiary has entered into a separate contract with PIMCO for the management of the Commodity Subsidiary’s portfolio pursuant to which the Commodity Subsidiary pays PIMCO a management fee and administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. PIMCO has contractually agreed to waive the Investment Advisory Fee and the Supervisory and Administrative Fee it receives from the Portfolio in an amount equal to the management fee and administrative services fee, respectively, paid to PIMCO by the Commodity Subsidiary. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the Commodity Subsidiary is in place. The waiver is reflected in the Consolidated Statement of Operations as a component of Waiver by PIMCO. For the period ended December 31, 2015, the amount was $456,891.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 9 and the accrued related party fee amounts are disclosed on the Consolidated Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended December 31, 2015, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 under the Act (amounts in thousands):

Purchases	Sales
$8,619	$15,849

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The transaction costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2015, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$758,059	$775,446	$76,330	$92,375

48	PIMCO VARIABLE INSURANCE TRUST

December 31, 2015

13. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Year Ended 12/31/2015		Year Ended 12/31/2014
	Shares~	Amount	Shares~	Amount

Receipts for shares sold
Institutional Class	201	$1,746	237	$3,000
Class M	48	414	3	26
Administrative Class	10,540	87,701	7,967	94,644
Advisor Class	3,748	32,173	2,921	35,813
Issued as reinvestment of distributions
Institutional Class	14	124	1	12
Class M	1	4	0	0
Administrative Class	1,437	12,616	138	1,628
Advisor Class	592	5,255	34	400
Cost of shares redeemed
Institutional Class	(81)	(686)	(113)	(1,382)
Class M	(7)	(60)	0	0
Administrative Class	(8,191)	(69,298)	(17,726)	(209,253)
Advisor Class	(1,833)	(15,594)	(1,853)	(22,789)
Net increase (decrease) resulting from Portfolio share transactions	6,469	$54,395	(8,391)	$(97,901)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
~	A one for two reverse share split, effective August 7, 2015, has been retroactively applied.

As of December 31, 2015, three shareholders each owned 10% or more of the Portfolio’s total outstanding shares comprising 39% of the Portfolio. One shareholder is a related party and comprises 17% of the Portfolio. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

At a meeting held on May 11-12, 2015, the Board of the PIMCO Funds approved a reverse share split for each class of the Portfolio, pursuant to which shareholders received one share in exchange for every two shares of the PIMCO CommodityRealReturn® Strategy Portfolio.

The reverse share splits were effective August 7, 2015. While the reverse share splits reduced the number of outstanding shares of each class of the Portfolio, they proportionately increased the NAV per share of each class of the Portfolio such that the aggregate market value of the Portfolio’s shares remained the same. The reverse share splits applied the same ratio to each class of shares of the Portfolio, with the Portfolio affecting its reverse share split at its own ratio, to result in a NAV per share closer to $10.00. The reverse share splits does not alter the rights or total value of a shareholder’s investment in the Portfolio, nor are they a taxable event for Portfolio investors.

The Shares of Beneficial Interest and Financial Highlights prior to August 7, 2015 for the Portfolio have been adjusted to reflect the reverse share split.

14. REGULATORY AND LITIGATION MATTERS

The Portfolio is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

PIMCO has received a Wells Notice from the staff of the U.S. Securities and Exchange Commission (“SEC”) that relates to the PIMCO Total Return Active Exchange-Traded Fund (“BOND”), a series of PIMCO ETF Trust. The notice indicates the staff’s preliminary determination to recommend that the SEC commence a civil action against PIMCO stemming from a non-public investigation relating to BOND. A Wells Notice is neither a formal allegation of wrongdoing nor a finding that any law was violated.

This matter principally pertains to the valuation of smaller sized positions in non-agency mortgage-backed securities purchased by BOND between its inception on February 29, 2012 and June 30, 2012, BOND’s performance disclosures for that period, and PIMCO’s compliance policies and procedures related to these matters.

The Wells process provides PIMCO with the opportunity to demonstrate to the SEC staff why it believes its conduct was appropriate, in keeping with industry standards, and that no action should be taken. PIMCO believes that this matter is unlikely to have a material adverse effect on any Portfolio or on PIMCO’s ability to provide investment management services to any Portfolio.

ANNUAL REPORT	DECEMBER 31, 2015	49

Notes to Financial Statements (Cont.)

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2015, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2012-2014, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Portfolio may gain exposure to the commodities markets primarily through index-linked notes, and may invest in other commodity-linked derivative investments, including commodity swap agreements, options, futures contracts, options on futures contracts and foreign funds investing in similar commodity-linked derivatives.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that the Portfolio must derive at least 90% of its gross income from certain qualifying sources of income. The IRS has issued a revenue ruling which holds that income derived from commodity index-linked swaps is not qualifying income under Subchapter M of the Code. The IRS has also issued private letter rulings in which the IRS specifically concluded that income from certain commodity index-linked notes is qualifying income. The IRS has also issued private rulings in which the IRS specifically concluded that income derived from investment in a subsidiary, which invests primarily in commodity-linked swaps, will also be qualifying income. Based on the reasoning in such rulings, the Portfolio will continue to seek to gain exposure to the commodity markets primarily through investments in commodity-linked notes and through investments in its Commodity Subsidiary.

It should be noted, however, that the IRS currently has suspended the issuance of such rulings pending further review. There can be no assurance that the IRS will not change its position that income derived from commodity-linked notes and wholly-owned subsidiaries is qualifying income. Furthermore, the tax treatment of commodity-linked notes, other commodity-linked derivatives, and the Portfolio’s investments in its Commodity Subsidiary may otherwise be adversely affected by future legislation, Treasury Regulations and/or guidance issued by the IRS. Such developments could affect the character, timing and/or amount of the Portfolio’s taxable income or any distributions made by the Portfolio or result in the inability of the Portfolio to operate as described in its Prospectus.

If, during a taxable year, the Commodity Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Portfolio as a deductible amount for income tax purposes. In the event that the Commodity Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Portfolio as income for Federal income tax purposes.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of December 31, 2015, the components of distributable taxable earnings are as follows (amounts in thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Qualified Late-Year Loss Deferral - Capital (4)	Qualified Late-Year Loss Deferral - Ordinary (5)
PIMCO CommodityRealReturn® Strategy Portfolio	$1,891	$—	$(20,844)	$(201)	$(25,974)	$—	$—

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, treasury inflation-protected securities and sale/buyback transactions.

(2)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals at fiscal year-end.
(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2015 through December 31, 2015 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
(5)	Specified losses realized during the period November 1, 2015 through December 31, 2015, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

50	PIMCO VARIABLE INSURANCE TRUST

December 31, 2015

Under the Regulated Investment Company Act of 2010, a Portfolio is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of December 31, 2015, the Portfolio had the following post-effective capital losses with no expiration (amounts in thousands):

	Short-Term	Long-Term
PIMCO CommodityRealReturn® Strategy Portfolio	$9,795	$16,179

As of December 31, 2015, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (6)
PIMCO CommodityRealReturn® Strategy Portfolio	$530,415	$2,631	$(19,650)	$(17,019)

(6)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, treasury inflation-protected securities and sale/buyback transactions.

For the years ended December 31, 2015 and December 31, 2014, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

	Fiscal Year Ended	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)
PIMCO CommodityRealReturn® Strategy Portfolio	12/31/2015	$17,999	$—	$—
	12/31/2014	$2,040	$—	$—

(7)	Includes short-term capital gains, if any, distributed.
(8)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

ANNUAL REPORT	DECEMBER 31, 2015	51

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and Shareholders of PIMCO

CommodityRealReturn® Strategy Portfolio:

In our opinion, the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, and the related consolidated statements of operations, of changes in net assets, and of cash flows and the financial highlights (consolidated) present fairly, in all material respects, the financial position of PIMCO CommodityRealReturn® Strategy Portfolio and its wholly owned subsidiary (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2015, the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These consolidated financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 18, 2016

52	PIMCO VARIABLE INSURANCE TRUST

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	GRE	RBS Securities, Inc.	MYC	Morgan Stanley Capital Services, Inc.
BPS	BNP Paribas S.A.	GSC	Goldman Sachs & Co.	MYI	Morgan Stanley & Co. International PLC
CBK	Citibank N.A.	GST	Goldman Sachs International	NGF	Nomura Global Financial Products, Inc.
CIB	Canadian Imperial Bank of Commerce	HUS	HSBC Bank USA N.A.	RYL	Royal Bank of Scotland Group PLC
DEU	Deutsche Bank Securities, Inc.	JPM	JPMorgan Chase Bank N.A.	SCX	Standard Chartered Bank
DUB	Deutsche Bank AG	MAC	Macquarie Bank Limited	SSB	State Street Bank and Trust Co.
FBF	Credit Suisse International	MSB	Morgan Stanley Bank, N.A	TDM	TD Securities (USA) LLC
FOB	Credit Suisse Securities (USA) LLC	MSC	Morgan Stanley & Co., Inc.	UAG	UBS AG Stamford
GLM	Goldman Sachs Bank USA

Currency Abbreviations:
AUD	Australian Dollar	GBP	British Pound	NZD	New Zealand Dollar
BRL	Brazilian Real	INR	Indian Rupee	SGD	Singapore Dollar
CAD	Canadian Dollar	JPY	Japanese Yen	TWD	Taiwanese Dollar
CNH	Chinese Renminbi (Offshore)	KRW	South Korean Won	USD (or $)	United States Dollar
COP	Colombian Peso	MXN	Mexican Peso	ZAR	South African Rand
EUR	Euro

Exchange Abbreviations:
CBOT	Chicago Board of Trade	NYMEX	New York Mercantile Exchange	OTC	Over the Counter

Index/Spread Abbreviations:
BCOM	Bloomberg Commodity Index	EURMARGIN	European Refined Margin	PLTMLNPM	London Platinum & Palladium Market PM Fix
BCOMF1T	Bloomberg Commodity Index 1-Month Forward Total Return	EUROBOBCO	Eurobob Gasoline vs Brent Margin	SLVRLND	London Silver Market Fixing Ltd.
BCOMTR	Bloomberg Commodity Index Total Return	EURTOP	Researching Definition	SPGCENP	S&P GSCI Energy Official Close Index ER
CDX.HY	Credit Derivatives Index - High Yield	EXT-CPI	Excluding Tobacco-Non-revised Consumer Price Index	SPGCICP	S&P Goldman Sachs Commodity Copper Excess Return Index
CDX.IG	Credit Derivatives Index - Investment Grade	GOLDLNPM	London Gold Market Fixing Ltd. PM	SPGCNGP	S&P Goldman Sachs Commodity Natural Gas Index
CPALEMU	Euro Area All Items Non-Seasonally Adjusted Index	JMABFNJ1	J.P. Morgan FNJ 1 Index	UKRPI	United Kingdom Retail Price Index
CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	JMABNICP	JPMorgan Nic P Custom Index	ULSD	Ultra-Low Sulfur Diesel
CUAC	Corn-Ethanol Spread Calendar Swap

Other Abbreviations:
CDI	Brazil Interbank Deposit Rate	NCUA	National Credit Union Administration	TIIE	Tasa de Interés Interbancaria de Equilibrio
CDO	Collateralized Debt Obligation	oz.	Ounce	WTI	West Texas Intermediate
CLO	Collateralized Loan Obligation	RBOB	Reformulated Blendstock for Oxygenate Blending	YOY	Year-Over-Year
LIBOR	London Interbank Offered Rate	REMIC	Real Estate Mortgage Investment Conduit

ANNUAL REPORT	DECEMBER 31, 2015	53

Management of the Trust

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Portfolio’s website at pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees*

Brent R. Harris (1959) Chairman of the Board and Trustee	08/1997 to present	Managing Director, PIMCO. Formerly, member of Executive Committee, PIMCO.	168	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute.

Douglas M. Hodge (1957) Trustee	02/2010 to present	Managing Director, Chief Executive Officer, PIMCO (since 2/14); Chief Operating Officer, PIMCO (7/09 - 2/14); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	146	Trustee, PIMCO Funds; Trustee, PIMCO ETF Trust.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company; Formerly, Executive Advisor, Toyota Financial Services; CEO, Toyota Financial Services.	146	Trustee, PIMCO Funds; Trustee, PIMCO ETF Trust.

E. Philip Cannon (1940) Trustee	05/2000 to present	Private Investor. Formerly, President, Houston Zoo.	168	Trustee, PIMCO Funds; Trustee, PIMCO ETF; Trustee, PIMCO Equity Series; and Trustee, PIMCO Equity Series VIT. Formerly, Trustee, Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments).	168	Trustee, PIMCO Funds; Trustee, PIMCO ETF Trust; Trustee, PIMCO Equity Series; and Trustee, PIMCO Equity Series VIT. Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group).	146	Trustee, PIMCO Funds; Trustee, PIMCO ETF Trust.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	168	Trustee, PIMCO Funds; Trustee, PIMCO ETF; Trustee, PIMCO Equity Series; and Trustee, PIMCO Equity Series VIT.

Ronald C. Parker (1951) Trustee	07/2009 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products).	168	Trustee, PIMCO Funds; Trustee, PIMCO ETF Trust; Trustee, PIMCO Equity Series; and Trustee, PIMCO Equity Series VIT.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.

** Trustees serve until their successors are duly elected and qualified.

54	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*

Peter G. Strelow (1970) President	01/2015 to present Senior Vice President 11/2013 to 01/2015 Vice President 05/2008 to 11/2013	Managing Director, PIMCO. President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

David C. Flattum (1964) Chief Legal Officer	11/2006 to present	Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to present	Managing Director and Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Brent R. Harris (1959) Senior Vice President	01/2015 to present President 03/2009 to 01/2015	Managing Director and current member of Executive Committee, PIMCO. Senior Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to present	Managing Director, Chief Executive Officer, PIMCO (since 2/14); Chief Operating Officer, PIMCO (7/09 - 2/14); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management. Senior Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Kevin M. Broadwater (1964) Vice President - Senior Counsel	05/2012 to present	Executive Vice President and Deputy General Counsel, PIMCO. Vice President - Senior Counsel, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Joshua D. Ratner (1976)** Vice President - Senior Counsel, Secretary	11/2013 to present Assistant Secretary 10/2007 to 01/2011	Executive Vice President and Senior Counsel, PIMCO. Chief Legal Officer, PIMCO Investments LLC. Vice President - Senior Counsel, Secretary, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Secretary and Chief Legal Officer, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Stacie D. Anctil (1969) Vice President	05/2015 to present Assistant Treasurer 11/2003 to 05/2015	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

William G. Galipeau (1974) Vice President	11/2013 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Treasurer, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds. Formerly, Vice President, Fidelity Investments.

Eric D. Johnson (1970)** Vice President	05/2011 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

Henrik P. Larsen (1970) Vice President	02/1999 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Greggory S. Wolf (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Trent W. Walker (1974) Treasurer	11/2013 to present Assistant Treasurer 05/2007 to 11/2013	Executive Vice President, PIMCO. Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Assistant Treasurer, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

Jason J. Nagler (1982)** Assistant Treasurer	05/2015 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds. Formerly, Head of Mutual Fund Reporting, GMO and Assistant Treasurer, GMO Trust and GMO Series Trust Funds.

* The term “PIMCO Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit Income Fund, PIMCO Dynamic Income Fund, PIMCO Global StocksPLUS & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.

** The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

ANNUAL REPORT	DECEMBER 31, 2015	55

Privacy Policy1

(Unaudited)

The Trust2 considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ non-public personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on applicable websites.

Respecting Your Privacy

As a matter of policy, the Trust does not disclose any non-public personal information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust or its affiliates may also retain non-affiliated companies to market the Trust’s shares or products which use the Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Trust reserves the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any fund advised by PIMCO in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Trust may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

Information Collected from Websites

Websites maintained by the Trust or its service providers may use a variety of technologies to collect information that help the Trust and its service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. In addition, the Trust or its Service Affiliates may use third parties to place advertisements for the Trust on other websites, including banner advertisements. Such third parties may collect anonymous information through the use of cookies or action tags (such as web beacons). The information these third parties collect is generally limited to technical and web navigation information, such as your IP address, web pages visited and browser type, and does not include personally identifiable information such as name, address, phone number or email address.

You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly.

Changes to the Privacy Policy

From time to time, the Trust may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Effective as of September 5, 2014.

2 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined policy may be written in the first person (i.e., by using “we” instead of “the Trust”).

56	PIMCO VARIABLE INSURANCE TRUST

Approval of Investment Advisory Contract and Other Agreements

(Unaudited)

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement and Amended and Restated Asset Allocation Sub-Advisory Agreement

At a meeting held on August 10-11, 2015, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved the Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) between the Trust, on behalf of each of the Trust’s series (the “Portfolios”), and Pacific Investment Management Company LLC (“PIMCO”) for an additional one-year term through August 31, 2016. The Board also considered and unanimously approved for an additional one-year term through August 31, 2016, the Supervision and Administration Agreement (together with the Investment Advisory Contract, the “Agreements”) between the Trust, on behalf of the Portfolios, and PIMCO. In addition, the Board considered and unanimously approved the renewal of the Amended and Restated Asset Allocation Sub-Advisory Agreement (the “Asset Allocation Agreement”) between PIMCO, on behalf of PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, and Research Affiliates, LLC (“Research Affiliates”) for an additional one-year term through August 31, 2016.

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of the past year, the Trustees received a wide variety of materials relating to the services provided by PIMCO and Research Affiliates to the Trust. At each of its quarterly meetings, the Board reviewed the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including shareholder services, valuation and custody, the Portfolios’ compliance program and other information relating to the nature, extent and quality of services provided by PIMCO and Research Affiliates to the Trust. In considering whether to approve the renewal of the Agreements and the Asset Allocation Agreement, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial information for PIMCO and, where relevant, Research Affiliates, information regarding the profitability to PIMCO of its relationship with the Portfolios, information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Portfolios, and information about the fees charged and services provided to other clients with similar investment mandates as the Portfolios (where applicable). In addition, the Board reviewed materials provided by counsel to the Trust and the Independent Trustees, which included, among other things, memoranda outlining legal duties of the Board in considering the continuation of the Agreements and the Asset Allocation Agreement.

(b) Review Process:  In connection with the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed written materials prepared by PIMCO and, where applicable, Research Affiliates in response to requests from counsel to the Trust and the Independent Trustees. The Board requested and received assistance and advice regarding applicable legal standards from counsel to the Trust and the Independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board heard oral presentations on matters related to the Agreements and the Asset Allocation Agreement and met both as a full Board and in a separate session of the Independent Trustees, without management present, at the August 10-11, 2015 meeting. The Independent Trustees also conducted a telephonic meeting with counsel to the Trust and the Independent Trustees on July 30, 2015 and executive sessions on August 10, 2015 to discuss the materials presented. In addition, the Independent Trustees requested and received from PIMCO additional information including, but not limited to, information related to profitability and comparative performance information.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and the Asset Allocation Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in assets under management. The Board also considered the various services in addition to portfolio management that PIMCO provides under the

ANNUAL REPORT	DECEMBER 31, 2015	57

Approval of Investment Advisory Contract and Other Agreements (Cont.)

Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to reasonably assure compliance with applicable laws and regulations and its commitment to these programs, its oversight of matters that may involve conflicts of interest between the Portfolios’ investments and those of other accounts managed by PIMCO, and its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has enhanced PIMCO’s service to the Funds and has allowed PIMCO to introduce innovative new funds over time. In addition, the Board considered the nature and quality of services provided by PIMCO to the wholly-owned subsidiaries of applicable Portfolios.

The Trustees considered information they had received about the steps that PIMCO has taken in recent years with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the counterparty risk committee, which oversees counterparty risk on a firm-wide basis, continually evaluating requests to add or remove approved counterparties as market needs and conditions warrant. The Trustees also considered that, over the last several years, PIMCO has continued to strengthen the process it uses to assess the financial stability of counterparties with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that, consistent with its fiduciary duty, PIMCO executes transactions through a competitive best execution process and uses only those counterparties that meet its stringent and monitored criteria. The Trustees considered that PIMCO’s collateral management team utilizes a counterparty risk system to analyze portfolio level exposure and collateral being exchanged with counterparties.

In addition, the Trustees considered new services and service enhancements that PIMCO has implemented since the Board renewed the Agreements in 2014, including, but not limited to: conducting a targeted review of quality and efficiency in the valuation process; expanding the analytical review of shareholder reports by State Street Bank and Trust Company, the Portfolios’ custodian; developing a process for monthly forecasts of taxable and book income to enhance portfolio management of investment income; continuing the expansion of a proprietary performance reconciliation tool, which includes next-day comparison of daily internal performance to custodian bank performance to identify potential errors and guardrail net asset value calculations; developing and implementing the Global Process Monitor application, which includes real-time tracking and escalation protocols for critical activities; and implementing monthly cash flow reporting processes to support client and media demands for information about investor flows and assets under management data. The Trustees also considered the recent outflows from the Portfolios. The Trustees further considered whether the decline in the Portfolios’ assets and the reduction in PIMCO’s total assets under management materially impacted the service quality or resources available to the Portfolios. The Trustees concluded that there has been no adverse impact to service quality or resources available to the Portfolios.

Similarly, the Board considered the asset allocation services provided by Research Affiliates to the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio. The Board noted that the PIMCO All Asset All Authority Portfolio recently commenced operations. The Board also considered the depth and quality of Research Affiliates’ investment management and research capabilities, the experience and capabilities of its portfolio management personnel and, in particular, the experience and capabilities of Robert Arnott, Research Affiliates’ principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by Research Affiliates under the Asset Allocation Agreement are likely to benefit the Portfolios and their respective shareholders (as applicable).

(b) Other Services:  The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust pursuant to the Administration Agreement.

The Board considered the terms of the Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services provided pursuant to that agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by

58	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of these services and its supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives available in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited, and will likely continue to benefit, the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board received and examined information from PIMCO concerning the Portfolios’ performance, as available, over short- and long-term periods ended May 31, 2015 and other performance data, as available, over short- and long-term periods ended June 30, 2015 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ performance, as available, over short- and long-term periods ended May 31, 2015 (the “Lipper Report”).

The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 10-11, 2015 meeting. The Trustees noted that a majority of the Portfolios outperformed their respective Lipper medians over the three-year and longer periods ended May 31, 2015.

The Board also noted that, as of May 31, 2015, the Administrative Class of 44%, 79% and 92% of the Portfolios outperformed its Lipper category median on a net-of-fees basis over the three-year, five-year and ten-year periods, respectively. The Trustees considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of investments and that differences in performance among classes could principally be attributed to differences in the supervisory and administrative fees and distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups and that the Lipper categories do not: separate funds based upon maturity or duration; account for the applicable Portfolios’ hedging strategies; distinguish between enhanced index and actively managed equity strategies; include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” Lipper category to which they do not properly belong); or account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the

Portfolios and their so-called peers may not be particularly relevant to the consideration of Portfolio performance.

The Board noted that 63% or more of the assets of the Trust had outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods ending May 31, 2015 (based on the performance of the Administrative Class). The Board also noted that 8 of 14 Portfolios, representing 69% of the total assets of the Trust, had outperformed their respective benchmark indexes on a net-of-fees basis over the five-year period ending May 31, 2015. The Board also noted that, while the Lipper universe comparisons provide a valuable performance comparison reference, there are certain Portfolios that do not fit neatly into their respective Lipper classifications. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward. The Board also considered that the Trust’s assets were over $20 billion as of December 31, 2014.

The Board considered PIMCO’s discussion of the intensive nature of managing bond funds, noting that it requires the management of a number of factors, including: varying maturities; prepayments; collateral management; counterparty management; pay-downs; credit events; workouts; derivatives; net new issuance in the bond market; and decreased market maker inventory levels. The Board noted that in addition to managing these factors, PIMCO must also balance risk controls and strategic positions in each portfolio it manages, including the Portfolios. Despite these challenges, the Board noted that PIMCO has generated “alpha” (i.e., non-market correlated excess performance) for its clients over time, including the Trust.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price funds to scale at the outset with reference to the total expense ratios of the respective Lipper median (if available), while providing a premium for innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services, the impact on

ANNUAL REPORT	DECEMBER 31, 2015	59

Approval of Investment Advisory Contract and Other Agreements (Cont.)

potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also considered that PIMCO reviews the Portfolios’ fee levels and carefully considers reductions where appropriate. Further, the Board noted that PIMCO believes that the growth in the Trust’s assets under management over the long-term and long-term positive net flows are important indicators of proper and effective pricing.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. The Board also reviewed information relating to the sub-advisory fees paid to Research Affiliates with respect to applicable Portfolios, taking into account that PIMCO compensates Research Affiliates from the advisory fees paid by such Portfolios to PIMCO. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in a “Peer Group” of comparable funds, as well as the universe of other similar funds. The Board noted that a number of Portfolios have total expense ratios that fall below the average and median expense ratios in their Peer Group and Lipper universe. In addition, the Board noted the fee waivers in place with respect to the fees that might result from investments by applicable Portfolios in their respective wholly-owned subsidiaries.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts and as sub-adviser to other investment companies with a similar investment strategy, including differences in advisory services provided. The Board noted that advisory fees for most Portfolios were similar to the fee rates charged to separate account strategies with the same investment strategies as the Portfolios. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including differences in the advisory and other services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees.

Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third-party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Portfolios. The Trustees also took into account that there are various reasons for any such difference in fees, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial risk and regulatory requirements, differing legal liabilities on a contract-by-contract basis and different servicing requirements when it does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations as compared to when PIMCO serves as investment adviser and sponsor.

The Board considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board also considered that as the Portfolios’ business has become increasingly complex, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. In addition, the Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee and, in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board further considered that many other funds pay for these services separately, and thus it is difficult to directly compare the Trust’s unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board also considered that the unified supervisory and administrative fee leads to Portfolio fees that are fixed, rather than variable. The Board noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease. The Board also considered that the Portfolios’ unified fee structure meant that fees were not impacted by recent outflows in certain Portfolios, unlike funds without a unified fee structure, which may see increased expense ratios when fixed costs are passed through to a smaller asset base. The Board further noted that, with few exceptions, PIMCO has generally maintained Portfolio fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall Portfolio fees, which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed with PIMCO those Portfolios and/or classes of Portfolios that had above median total expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few peers (if any), and cannot easily be grouped with comparable funds. Upon comparing the Portfolios’ total expenses to other funds in the

60	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

“Peer Groups” provided by Lipper, the Board found total expenses of each Portfolio to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying funds in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying funds. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

Based on the information presented by PIMCO, Research Affiliates and Lipper, members of the Board determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of each Portfolio, are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were lower than in the previous year due to the impact of the Portfolios’ overall outflows. To the extent applicable, the Board also reviewed information regarding the portion of a Portfolio’s advisory fee retained by PIMCO, following the payment of sub-advisory fees to Research Affiliates, with respect to the Portfolio. Additionally, the Board noted that profit margins with respect to the Portfolios were within the ranges, although above the median, of publicly held investment management companies reported by Lipper and Strategic Insight (an independent provider of fund industry research). The Board noted that the PIMCO’s profit margin with respect to the Trust shows that the Trust is profitable, although less so than PIMCO Funds due to payments made by PIMCO to participating insurance companies. The Board also noted that it had received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, cyber security, information security, shareholder privacy, business continuity planning, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board noted that PIMCO shares the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including through the pricing of Portfolios to scale from inception and the enhancement of services provided to the Portfolios in return for fees paid. The Board reviewed the history of the Portfolios’ fee structure. The Board considered that the Portfolios’ unified fee rates had been set competitively and/or priced to scale from inception, had been held steady at that scaled competitive rate for most Portfolios as assets grew, or as assets declined in the case of some Portfolios, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing Portfolio shareholders of the fees associated with the Portfolios, and that the Portfolios bear certain expenses that are not covered by the advisory fee or the unified fee.

The Trustees considered that the unified fee has provided inherent economies of scale because a Portfolio maintains competitive fixed unified fees even if the particular Portfolio’s assets decline and/or operating costs rise. The Trustees further considered that, in contrast, breakpoints are a proxy for charging higher fees on lower asset levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also considered that, unlike the Portfolios’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees also considered that the unified fee protects shareholders from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those referenced above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Portfolios’ cost structures were reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and each of the Portfolios, to the benefit of their respective shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their respective shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Portfolios’ Rule 12b-1 plans or otherwise. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

ANNUAL REPORT	DECEMBER 31, 2015	61

Approval of Investment Advisory Contract and Other Agreements (Cont.)

(Unaudited)

7. CONCLUSIONS

Based on their review, including their consideration of each of the factors summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and Research Affiliates favored the renewal of the Agreements and the Asset Allocation Agreement. The Independent Trustees and the Board as a whole concluded that the Agreements and the Asset Allocation Agreement continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements and the fees paid to Research Affiliates by PIMCO under the Asset Allocation Agreement, and that the renewal of the Agreements and the Asset Allocation Agreement was in the best interests of the Portfolios and their shareholders.

62	PIMCO VARIABLE INSURANCE TRUST

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT03AR_123115

PIMCO Variable Insurance Trust

Annual Report

December 31, 2015

PIMCO Emerging Markets Bond Portfolio

Share Classes

■	Institutional
■	M
■	Administrative
■	Advisor

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

Please find enclosed the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2015. The following pages contain specific details about the Portfolio’s investment performance and a discussion of the factors that most affected performance over the reporting period.

Heightened market volatility throughout the reporting period was sparked by a mix of investor concerns including geopolitical developments, monetary policy and the potential for slowing global economic growth, which generally contributed to dampened investor sentiment. In particular, increasing concern over the outlook for Chinese growth sent commodity prices and inflation expectations lower, while also negatively impacting prices of emerging market (“EM”) debt and equities. In addition, the Chinese equity market began a strong decline in June 2015, which prompted the Chinese government to prop-up equity share prices and devalue the Chinese yuan. Volatility in Chinese equity markets continued into January 2016 on renewed concern over slowing Chinese economic growth. Furthermore, rising tension in the Middle East and the continued debt crisis in Greece also contributed to investor unease throughout the reporting period.

Economic data in the U.S. continued to confirm a healthy economy, particularly labor market indicators such as employment and wages. Still, signs of caution remained, particularly as U.S. consumers appeared to be more selective in their spending and chose to save rather than spend their windfall from lower gas prices. Additionally, consumer sentiment and certain housing indicators softened towards the end of the reporting period, and December 2015 U.S. manufacturing data indicated the fastest contraction in six years. Within the Eurozone, volatility increased despite gradual improvement in the underlying economies. Eurozone economic data also showed generally positive signs of an early recovery but were tempered slightly by sluggish inflation.

The theme of divergent global central bank monetary policy continued throughout the reporting period. The European Central Bank (“ECB”) expressed its commitment to increase quantitative easing (or large-scale asset purchases), along with the Bank of Japan and the People’s Bank of China who also indicated their intent to accelerate such measures. The Federal Reserve (“Fed”), on the other hand, moved on December 16 to raise the Federal Funds Rate by 0.25% to a new range of 0.25% - 0.50%, marking its first rate hike in nine years. However, the Fed noted that future increases in its target rate would be “gradual” and in-line with their previous projections, which helped to ease investor concerns. Outside of the reporting period on January 27, the Fed opted to leave the Federal Funds Rate unchanged, noting their intent to closely monitor how the global economy and markets influence the U.S. economic outlook.

Highlights of the financial markets during the twelve-month fiscal reporting period include:

■

U.S. Treasuries, as represented by the Barclays U.S. Treasury Index, returned 0.84% for the reporting period as yields generally rose slightly across the Treasury yield curve. The benchmark ten-year U.S. Treasury note yielded 2.27% at the end of the reporting period, up from 2.17% on December 31, 2014. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 0.55% for the reporting period.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Barclays U.S. TIPS Index, declined 1.44% over the reporting period. U.S. TIPS were pressured over the year as breakeven inflation levels, a proxy for inflation expectations, declined in-line with commodity markets. Global inflation-linked bonds (“ILBs”) were also down overall during the reporting period, as the slide in energy and other commodities impacted inflation expectations globally. Despite this headwind, European ILBs fared better than other developed countries and posted marginal gains in local currencies as real yields benefited from the ECB’s quantitative easing support.

■

Prices on broad commodities were down over the reporting period, led lower primarily by energy and industrial metal prices. Crude oil prices faced increasing pressure from a persisting inventory glut and production growth, especially from the Organization of the Petroleum Exporting Countries (“OPEC”). Towards the end of the reporting period, seasonally warm weather put further pressure on oil prices, which ended the year considerably

2	PIMCO VARIABLE INSURANCE TRUST

lower. Diversified commodities, as represented by the Bloomberg Commodity Index Total Return, declined 24.66% over the reporting period.

■

Agency mortgage-backed securities (“MBS”), as represented by the Barclays U.S. MBS Fixed Rate Index, returned 1.51% over the reporting period. Non-Agency MBS prices were mixed amid weakness in the broader credit markets, although underlying collateral performance has generally been in-line with investor expectations and continues to gradually improve over the long-term.

■

U.S. investment grade credit, as represented by the Barclays U.S. Credit Index, declined 0.77% over the reporting period. Investment grade credit valuations cheapened as a record $1.15 trillion of new issuance came to market and commodity prices continued to fall given worries over slowing Chinese growth. Developed market global high yield bonds, as measured by the BofA Merrill Lynch Developed Markets High Yield Constrained Index, declined 3.05% over the reporting period. Weakness in the commodity-oriented sectors including energy and metals & mining, weighed on returns as oil and other commodity prices fell. Overall, global high yield spreads and yields rose throughout the reporting period and ended higher.

■

EM external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 1.23% over the reporting period. EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), declined 14.92% over the reporting period. Idiosyncratic forces remained a dominant theme. China, for example, continued to expand its accommodative measures as both growth and inflation showed signs of further moderation. In addition, the Russian ruble continued its recovery from 2014 weakness before stumbling toward the end of the reporting period on oil price weakness.

■

Equity markets showed mixed performance globally amid a period marked by economic uncertainty, increased volatility and divergent central bank monetary policy. U.S. equities, as represented by the S&P 500 Index, returned 1.38% (on a total return basis) and developed market equities outside the U.S., as represented by the MSCI EAFE Net Dividend Index (USD Unhedged), declined 0.81% over the reporting period. However, ultra-easy monetary policy in Europe and Japan benefited European and Japanese equity markets, which generally posted positive returns. However, EM equities, as represented by the MSCI Emerging Markets Index (Net Dividends in USD), declined 14.92% over the same period, due to headwinds from a stronger U.S. dollar, falling commodity prices, concerns over slower Chinese economic growth and declining Chinese equities.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your broad investment needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Variable Insurance Trust February 18, 2016

ANNUAL REPORT	DECEMBER 31, 2015	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of nineteen separate investment portfolios, including the PIMCO Emerging Markets Bond Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by the Portfolio are likely to decrease in value. A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and significant, and there is no guarantee that Fund management will anticipate such movement accurately.

As of the date of this report, interest rates in the U.S. are near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program and has begun, and may continue, to raise interest rates. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Portfolio’s performance or cause the Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus. Some of these risks may include, but are not limited to, the following: interest rate risk, call risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk, management risk, and short sale risk. A complete description of these and other risks is contained in the Portfolio’s prospectus.

The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, leverage risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on the Portfolio. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in an asset, instrument or component of the index underlying a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility for the Portfolio. The Portfolio may engage in such transactions regardless of whether the Portfolio owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if the Portfolio invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign (non-U.S.) issuer.

High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in such markets. Thus, high yield investments increase the chance that the Portfolio will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage- and Asset-Backed Securities represent ownership interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, Mortgage- and Asset-Backed Securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on Mortgage- and Asset-Backed Securities depend on the ability of the underlying assets to generate cash flow.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

4	PIMCO VARIABLE INSURANCE TRUST

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart reflects only Administrative Class performance. Performance for Institutional Class, Class M and Advisor Class shares, if applicable, may be higher or lower based on each class’s expense ratios. The Portfolio’s total annual operating expense ratios on the Portfolio Summary page are as of the currently effective prospectus, as supplemented to date. The Portfolio measures its performance against a broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

The following table discloses the inception dates of the Portfolio and its respective share classes along with the Portfolio’s diversification status as of period end:

Portfolio Name	Portfolio Inception	Institutional Class	Class M	Administrative Class	Advisor Class	Diversification Status
PIMCO Emerging Markets Bond Portfolio	09/30/2002	04/30/2012	11/10/2014	09/30/2002	03/31/2006	Non-diversified

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolio. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Portfolio creates a contract between or among any shareholder of the Portfolio, on the one hand, and the Trust, the Portfolio, a service provider to the Trust or the Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and is available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

ANNUAL REPORT	DECEMBER 31, 2015	5

PIMCO Emerging Markets Bond Portfolio

Cumulative Returns Through December 31, 2015

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown†

Mexico	13.2%
Brazil	10.7%
Short-Term Instruments‡	10.1%
Indonesia	8.7%
Luxembourg	6.2%
Other	51.1%
†	% of Investments, at value as of 12/31/15. Financial derivative instruments, if any, are excluded.

‡	Includes Central Funds used for Cash Management Purposes

Average Annual Total Return for the period ended December 31, 2015
	1 Year	5 Years	10 Years	Inception*
PIMCO Emerging Markets Bond Portfolio Institutional Class	(2.09)%	—	—	0.53%
PIMCO Emerging Markets Bond Portfolio Administrative Class	(2.24)%	2.96%	5.28%	9.14%
PIMCO Emerging Markets Bond Portfolio Advisor Class	(2.34)%	2.86%	—	5.22%
PIMCO Emerging Markets Bond Portfolio Class M	(2.53)%	—	—	(5.94)%
JPMorgan Emerging Markets Bond Index (EMBI) Global±	1.23%	5.11%	6.72%	9.56%	**

All Portfolio returns are net of fees and expenses.

* For class inception dates please refer to the Important Information.

** Average annual total return since 09/30/2002.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.85% for Institutional Class shares, 1.00% for Administrative Class shares, 1.10% for Advisor Class shares, and 1.30% for Class M shares.

± JPMorgan Emerging Markets Bond Index (EMBI) Global tracks total returns for United States Dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, and Eurobonds.

It is not possible to invest in an unmanaged index.

Investment Objective and Strategy Overview

»

The PIMCO Emerging Markets Bond Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to emerging market countries, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities, and may be denominated in non-U.S. currencies and the U.S. dollar.

Portfolio Insights

»

A tactical overweight to Russian external quasi-sovereign and corporate debt contributed positively to performance, as Russian corporate debt outperformed the JPMorgan Emerging Markets Bond Index Global, the Portfolio’s benchmark index, over the reporting period.

»

A tactical overweight to Brazilian external quasi-sovereign and corporate debt detracted from performance, as Brazilian corporate debt underperformed the Portfolio’s benchmark index over the reporting period.

»	An underweight to Ukrainian external sovereign debt detracted from performance, as Ukrainian sovereign debt outperformed the Portfolio’s benchmark index over the reporting period.

»	An underweight to Argentine external sovereign debt detracted from performance, as Argentinian sovereign debt outperformed the Portfolio’s benchmark index over the reporting period.

6	PIMCO VARIABLE INSURANCE TRUST

Expense Example PIMCO Emerging Markets Bond Portfolio

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held from July 1, 2015 to December 31, 2015 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (07/01/15)	Ending Account Value (12/31/15)	Expenses Paid During Period*	Beginning Account Value (07/01/15)	Ending Account Value (12/31/15)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$955.40	$4.26	$1,000.00	$1,021.26	$4.40	0.85%
Class M	1,000.00	953.20	6.50	1,000.00	1,108.96	6.72	1.30
Administrative Class	1,000.00	954.70	5.01	1,000.00	1,020.49	5.18	1.00
Advisor Class	1,000.00	954.20	5.51	1,000.00	1,019.98	5.69	1.10

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 187/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers can be found in Note 8 in the Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2015	7

Financial Highlights PIMCO Emerging Markets Bond Portfolio

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income (b)	Distributions from Net Realized Capital Gains (b)	Total Distributions

Institutional Class
12/31/2015	$12.69	$0.65	$(0.90)	$(0.25)	$(0.68)	$(0.06)	$(0.74)
12/31/2014	13.44	0.68	(0.43)	0.25	(0.74)	(0.26)	(1.00)
12/31/2013	15.32	0.69	(1.71)	(1.02)	(0.74)	(0.12)	(0.86)
04/30/2012 - 12/31/2012	14.42	0.48	0.92	1.40	(0.50)	0.00	(0.50)

Class M
12/31/2015	12.69	0.60	(0.90)	(0.30)	(0.63)	(0.06)	(0.69)
11/10/2014 - 12/31/2014	13.63	0.09	(0.67)	(0.58)	(0.10)	(0.26)	(0.36)

Administrative Class
12/31/2015	12.69	0.63	(0.90)	(0.27)	(0.66)	(0.06)	(0.72)
12/31/2014	13.44	0.66	(0.43)	0.23	(0.72)	(0.26)	(0.98)
12/31/2013	15.32	0.67	(1.72)	(1.05)	(0.71)	(0.12)	(0.83)
12/31/2012	13.65	0.66	1.73	2.39	(0.72)	0.00	(0.72)
12/31/2011	13.54	0.65	0.19	0.84	(0.73)	0.00	(0.73)

Advisor Class
12/31/2015	12.69	0.62	(0.90)	(0.28)	(0.65)	(0.06)	(0.71)
12/31/2014	13.44	0.65	(0.43)	0.22	(0.71)	(0.26)	(0.97)
12/31/2013	15.32	0.66	(1.72)	(1.06)	(0.70)	(0.12)	(0.82)
12/31/2012	13.65	0.65	1.72	2.37	(0.70)	0.00	(0.70)
12/31/2011	13.54	0.64	0.18	0.82	(0.71)	0.00	(0.71)

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)	Determined in accordance with federal income tax regulations, see Note 2(d) in the Notes to Financial Statements for more information.

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$11.70	(2.09)%	$13,852	0.85%		0.85%		5.23%		29%
12.69	1.66	6,252	0.85		0.85		5.02		29
13.44	(6.81)	370	0.85		0.85		4.82		24
15.32	9.91	428	0.85	*	0.85	*	4.77	*	20

11.70	(2.53)	475	1.30		1.30		4.84		29
12.69	(4.32)	27	1.30	*	1.30	*	4.92	*	29

11.70	(2.24)	216,156	1.00		1.00		5.02		29
12.69	1.51	238,653	1.00		1.00		4.83		29
13.44	(6.95)	271,266	1.00		1.00		4.67		24
15.32	17.87	337,210	1.00		1.00		4.51		20
13.65	6.32	287,309	1.00		1.00		4.79		15

11.70	(2.34)	32,407	1.10		1.10		4.91		29
12.69	1.41	38,685	1.10		1.10		4.73		29
13.44	(7.04)	31,270	1.10		1.10		4.56		24
15.32	17.75	52,398	1.10		1.10		4.42		20
13.65	6.21	27,889	1.10		1.10		4.70		15

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2015	9

Statement of Assets and Liabilities PIMCO Emerging Markets Bond Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2015

Assets:
Investments, at value
Investments in securities*	$240,201
Investments in Affiliates	22,980
Financial Derivative Instruments
Over the counter	2,801
Cash	1
Deposits with counterparty	1,824
Foreign currency, at value	331
Receivable for investments sold	17
Receivable for Portfolio shares sold	20
Interest receivable	4,164
Dividends receivable from Affiliates	13
Total Assets	272,352

Liabilities:
Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$753
Financial Derivative Instruments
Exchange-traded or centrally cleared	4
Over the counter	5,331
Payable for investments in Affiliates purchased	13
Deposits from counterparty	1,631
Payable for Portfolio shares redeemed	1,480
Accrued investment advisory fees	112
Accrued supervisory and administrative fees	99
Accrued distribution fees	7
Accrued servicing fees	31
Other liabilities	1
Total Liabilities	9,462

Net Assets	$262,890

Net Assets Consist of:
Paid in capital	$293,609
Undistributed net investment income	7,739
Accumulated undistributed net realized (loss)	(5,531)
Net unrealized (depreciation)	(32,927)
$262,890

Net Assets:
Institutional Class	$13,852
Class M	475
Administrative Class	216,156
Advisor Class	32,407

Shares Issued and Outstanding:
Institutional Class	1,184
Class M	41
Administrative Class	18,474
Advisor Class	2,770

Net Asset Value and Redemption Price Per Share Outstanding:
Institutional Class	$11.70
Class M	11.70
Administrative Class	11.70
Advisor Class	11.70

Cost of investments in securities	$271,992
Cost of investments in Affiliates	$23,075
Cost of foreign currency held	$333
Cost or premiums of financial derivative instruments, net	$(1,435)

* Includes repurchase agreements of:	$486

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Emerging Markets Bond Portfolio

(Amounts in thousands)	Year Ended December 31, 2015

Investment Income:
Interest	$16,934
Dividends from Investments in Affiliates	166
Total Income	17,100

Expenses:
Investment advisory fees	1,277
Supervisory and administrative fees	1,136
Distribution and/or servicing fees - Class M	1
Servicing fees - Administrative Class	355
Distribution and/or servicing fees - Advisor Class	91
Trustee fees	6
Interest expense	3
Total Expenses	2,869

Net Investment Income	14,231

Net Realized Gain (Loss):
Investments in securities	(6,953)
Investments in Affiliates	(40)
Exchange-traded or centrally cleared financial derivative instruments	(165)
Over the counter financial derivative instruments	2,950
Foreign currency	13

Net Realized (Loss)	(4,195)

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	(15,872)
Investments in Affiliates	(46)
Exchange-traded or centrally cleared financial derivative instruments	257
Over the counter financial derivative instruments	(627)
Foreign currency assets and liabilities	21

Net Change in Unrealized (Depreciation)	(16,267)

Net (Decrease) in Net Assets Resulting from Operations	$(6,231)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2015	11

Statements of Changes in Net Assets PIMCO Emerging Markets Bond Portfolio

(Amounts in thousands†)	Year Ended December 31, 2015	Year Ended December 31, 2014

(Decrease) in Net Assets from:

Operations:
Net investment income	$14,231	$14,710
Net realized gain (loss)	(4,195)	3,559
Net change in unrealized (depreciation)	(16,267)	(13,272)

Net Increase (Decrease) in Net Assets Resulting from Operations	(6,231)	4,997

Distributions to Shareholders:
From net investment income (a)
Institutional Class	(567)	(154)
Class M	(14)	0
Administrative Class	(12,491)	(13,901)
Advisor Class	(1,874)	(1,951)
From net realized capital gains (a)
Institutional Class	(73)	(114)
Class M	(2)	0
Administrative Class	(1,168)	(4,760)
Advisor Class	(175)	(776)

Total Distributions	(16,364)	(21,656)

Portfolio Share Transactions:
Net increase (decrease) resulting from Portfolio share transactions**	1,868	(2,630)

Total (Decrease) in Net Assets	(20,727)	(19,289)

Net Assets:
Beginning of year	283,617	302,906
End of year*	$262,890	$283,617

* Including undistributed net investment income of:	$7,739	$7,439

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 12 in the Notes to Financial Statements.
(a)	Determined in accordance with federal income tax regulations, see Note 2(d) in the Notes to Financial Statements for more information.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO Emerging Markets Bond Portfolio

December 31, 2015

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 91.4%

ANGOLA 0.1%

SOVEREIGN ISSUES 0.1%
Republic of Angola
9.500% due 11/12/2025		$400	$373

Total Angola (Cost $400)			373

AZERBAIJAN 0.3%

SOVEREIGN ISSUES 0.3%
Republic of Azerbaijan International Bond
4.750% due 03/18/2024		$800	750

Total Azerbaijan (Cost $787)			750

BERMUDA 0.2%

CORPORATE BONDS & NOTES 0.2%
Ooredoo International Finance Ltd.
4.500% due 01/31/2043		$500	487

Total Bermuda (Cost $489)			487

BRAZIL 10.7%

CORPORATE BONDS & NOTES 7.1%
Banco do Brasil S.A.
3.875% due 10/10/2022		$2,325	1,779
Banco do Nordeste do Brasil S.A.
4.375% due 05/03/2019		450	404
Banco Santander Brasil S.A.
4.625% due 02/13/2017		1,400	1,419
BM&FBovespa S.A. - Bolsa de Valores Mercadorias e Futuros
5.500% due 07/16/2020		500	494
Brazil Minas SPE via State of Minas Gerais
5.333% due 02/15/2028		1,500	1,136
BRF S.A.
3.950% due 05/22/2023		1,500	1,361
Caixa Economica Federal
4.500% due 10/03/2018		500	462
Centrais Eletricas Brasileiras S.A.
6.875% due 07/30/2019		1,500	1,357
CSN Islands Corp.
6.875% due 09/21/2019		200	106
Itau Unibanco Holding S.A.
5.125% due 05/13/2023		400	352
Petrobras Global Finance BV
3.250% due 03/17/2017		700	649
5.750% due 01/20/2020		9,750	7,678
6.850% due 06/05/2049		1,000	652
7.875% due 03/15/2019		800	710
Samarco Mineracao S.A.
5.750% due 10/24/2023		400	132

			18,691

SOVEREIGN ISSUES 3.6%
Banco Nacional de Desenvolvimento Economico e Social
3.375% due 09/26/2016		600	595
6.369% due 06/16/2018		840	830
6.500% due 06/10/2019		830	815
Brazil Government International Bond
5.000% due 01/27/2045		2,210	1,486
5.625% due 01/07/2041		50	37
Brazil Letras do Tesouro Nacional
0.000% due 01/01/2018 (c)	BRL	21,300	3,977
Brazil Notas do Tesouro Nacional
10.000% due 01/01/2017		38	9

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
10.000% due 01/01/2021	BRL	8,000	$1,615

			9,364

Total Brazil (Cost $35,872)			28,055

CAYMAN ISLANDS 1.8%

CORPORATE BONDS & NOTES 1.8%
Banco Continental S.A. Via Continental Senior Trustees Cayman Ltd.
5.500% due 11/18/2020		$600	647
CAR, Inc.
6.125% due 02/04/2020		400	413
Interoceanica Finance Ltd.
0.000% due 11/30/2018 (c)		68	64
0.000% due 11/30/2025 (c)		373	274
0.000% due 05/15/2030 (c)		800	440
Lamar Funding Ltd.
3.958% due 05/07/2025		1,100	983
Lima Metro Line 2 Finance Ltd.
5.875% due 07/05/2034		1,000	975
Odebrecht Drilling Norbe Ltd.
6.350% due 06/30/2022		707	262
Odebrecht Offshore Drilling Finance Ltd.
6.625% due 10/01/2023 (e)		1,470	338
6.750% due 10/01/2023 (e)		1,250	300
Peru Enhanced Pass-Through Finance Ltd.
0.000% due 05/31/2018 (c)		67	64

Total Cayman Islands (Cost $7,213)			4,760

CHILE 3.5%

CORPORATE BONDS & NOTES 3.5%
Banco del Estado de Chile
4.125% due 10/07/2020		$700	723
Banco Santander Chile
3.875% due 09/20/2022		500	499
Celulosa Arauco y Constitucion S.A.
4.500% due 08/01/2024		300	298
5.000% due 01/21/2021		1,000	1,045
Corp. Nacional del Cobre de Chile
4.250% due 07/17/2042		400	295
4.500% due 09/16/2025		1,300	1,228
4.875% due 11/04/2044		600	482
Corpbanca S.A.
3.875% due 09/22/2019		600	596
E.CL S.A.
5.625% due 01/15/2021		800	866
Empresa Nacional de Telecomunicaciones S.A.
4.875% due 10/30/2024		1,500	1,445
GNL Quintero S.A.
4.634% due 07/31/2029		800	760
Latam Airlines Pass-Through Trust
4.200% due 08/15/2029		1,000	940

			9,177

SOVEREIGN ISSUES 0.0%
Chile Government International Bond
3.625% due 10/30/2042		150	131

Total Chile (Cost $9,624)			9,308

CHINA 1.1%

CORPORATE BONDS & NOTES 1.1%
CCCI Treasure Ltd.
3.500% due 04/21/2020 (d)		$800	789

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CNOOC Curtis Funding Pty. Ltd.
4.500% due 10/03/2023	$600	$621
Sinopec Group Overseas Development Ltd.
4.375% due 04/10/2024	700	725
4.875% due 05/17/2042	500	514
Three Gorges Finance Cayman Islands Ltd.
3.700% due 06/10/2025	300	303

Total China (Cost $2,892)		2,952

COLOMBIA 2.3%

CORPORATE BONDS & NOTES 2.0%
Ecopetrol S.A.
5.875% due 09/18/2023	$2,000	1,845
5.875% due 05/28/2045	1,900	1,359
7.375% due 09/18/2043	900	758
7.625% due 07/23/2019	1,300	1,413

		5,375

SOVEREIGN ISSUES 0.3%
Colombia Government International Bond
8.125% due 05/21/2024	300	360
10.375% due 01/28/2033	225	319

		679

Total Colombia (Cost $7,001)		6,054

COSTA RICA 0.3%

SOVEREIGN ISSUES 0.3%
Costa Rica Government International Bond
4.250% due 01/26/2023	$400	352
4.375% due 04/30/2025	200	169
5.625% due 04/30/2043	400	289

Total Costa Rica (Cost $1,000)		810

DOMINICAN REPUBLIC 0.4%

SOVEREIGN ISSUES 0.4%
Dominican Republic International Bond
5.500% due 01/27/2025	$700	677
6.850% due 01/27/2045	400	379

Total Dominican Republic (Cost $1,126)		1,056

EL SALVADOR 2.0%

SOVEREIGN ISSUES 2.0%
El Salvador Government International Bond
5.875% due 01/30/2025	$3,300	2,772
6.375% due 01/18/2027	400	340
7.625% due 02/01/2041	360	306
7.650% due 06/15/2035	2,045	1,754

Total El Salvador (Cost $6,402)		5,172

ETHIOPIA 0.1%

SOVEREIGN ISSUES 0.1%
Ethiopia International Bond
6.625% due 12/11/2024	$200	178

Total Ethiopia (Cost $200)		178

GABON 0.4%

SOVEREIGN ISSUES 0.4%
Gabon Government International Bond
6.375% due 12/12/2024	$1,202	960

Total Gabon (Cost $1,173)		960

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2015	13

Schedule of Investments PIMCO Emerging Markets Bond Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
GUATEMALA 0.7%

SOVEREIGN ISSUES 0.7%
Guatemala Government International Bond
4.875% due 02/13/2028		$610	$587
5.750% due 06/06/2022		1,260	1,326

Total Guatemala (Cost $1,906)			1,913

HONG KONG 1.3%

CORPORATE BONDS & NOTES 1.3%
CNOOC Finance Australia Pty. Ltd.
2.625% due 05/05/2020		$600	587
CNOOC Finance Ltd.
3.875% due 05/02/2022		700	709
CNOOC Finance USA LLC
3.500% due 05/05/2025		200	191
CNOOC Nexen Finance ULC
4.250% due 04/30/2024		700	708
CNPC General Capital Ltd.
2.750% due 05/14/2019		500	500
Nexen Energy ULC
6.400% due 05/15/2037		50	56
7.500% due 07/30/2039		450	581

Total Hong Kong (Cost $3,313)			3,332

HUNGARY 0.2%

CORPORATE BONDS & NOTES 0.2%
MFB Magyar Fejlesztesi Bank Zrt
6.250% due 10/21/2020		$500	553

SOVEREIGN ISSUES 0.0%
Hungary Government International Bond
5.375% due 02/21/2023		100	109

Total Hungary (Cost $597)			662

INDIA 0.2%

CORPORATE BONDS & NOTES 0.2%
ICICI Bank Ltd.
4.750% due 11/25/2016		$500	512

Total India (Cost $500)			512

INDONESIA 8.7%

CORPORATE BONDS & NOTES 4.5%
Majapahit Holding BV
7.250% due 06/28/2017		$700	746
7.750% due 01/20/2020		1,540	1,727
7.875% due 06/29/2037		700	759
Pelabuhan Indonesia PT
4.250% due 05/05/2025		400	356
4.875% due 10/01/2024		500	472
5.375% due 05/05/2045		200	159
Pertamina Persero PT
4.300% due 05/20/2023		2,300	2,096
5.625% due 05/20/2043		500	394
6.000% due 05/03/2042		1,500	1,235
6.450% due 05/30/2044		4,300	3,757

			11,701

SOVEREIGN ISSUES 4.2%
Indonesia Government International Bond
2.875% due 07/08/2021	EUR	300	323
4.625% due 04/15/2043		$600	517

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.750% due 01/08/2026	$400	$396
6.625% due 02/17/2037	900	945
6.750% due 01/15/2044	2,100	2,256
6.875% due 03/09/2017	3,200	3,392
7.750% due 01/17/2038	100	118
11.625% due 03/04/2019	2,500	3,146

		11,093

Total Indonesia (Cost $23,868)		22,794

IRELAND 2.9%

CORPORATE BONDS & NOTES 2.9%
AK Transneft OJSC Via TransCapitalInvest Ltd.
8.700% due 08/07/2018	$1,100	1,206
Metalloinvest Finance Ltd.
5.625% due 04/17/2020	800	771
Novatek OAO Via Novatek Finance Ltd.
4.422% due 12/13/2022	300	267
6.604% due 02/03/2021	1,300	1,306
OJSC Novolipetsk Steel via Steel Funding Ltd.
4.450% due 02/19/2018	1,200	1,189
Vnesheconombank Via VEB Finance PLC
5.450% due 11/22/2017	400	401
6.025% due 07/05/2022	2,280	2,165
6.902% due 07/09/2020	200	203

Total Ireland (Cost $7,592)		7,508

ISRAEL 0.4%

CORPORATE BONDS & NOTES 0.1%
Israel Electric Corp. Ltd.
7.250% due 01/15/2019	$300	334

SOVEREIGN ISSUES 0.3%
Israel Government International Bond
4.500% due 01/30/2043	800	806

Total Israel (Cost $1,101)		1,140

IVORY COAST 0.2%

SOVEREIGN ISSUES 0.2%
Ivory Coast Government International Bond
5.375% due 07/23/2024	$600	535

Total Ivory Coast (Cost $590)		535

JAMAICA 0.1%

SOVEREIGN ISSUES 0.1%
Jamaica Government International Bond
6.750% due 04/28/2028	$200	199
7.875% due 07/28/2045	200	195

Total Jamaica (Cost $400)		394

KAZAKHSTAN 3.9%

CORPORATE BONDS & NOTES 2.5%
Intergas Finance BV
6.375% due 05/14/2017	$300	307
KazMunayGas National Co. JSC
7.000% due 05/05/2020	4,350	4,618
Samruk-Energy JSC
3.750% due 12/20/2017	1,400	1,372
Zhaikmunai LLP
7.125% due 11/13/2019	300	235

		6,532

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 1.4%
Kazakhstan Government International Bond
3.875% due 10/14/2024 (g)		$900	$848
4.875% due 10/14/2044		800	671
5.125% due 07/21/2025		1,000	989
6.500% due 07/21/2045		1,100	1,086

			3,594

Total Kazakhstan (Cost $10,267)			10,126

LUXEMBOURG 6.2%

CORPORATE BONDS & NOTES 6.2%
ContourGlobal Power Holdings S.A.
7.125% due 06/01/2019		$200	190
Gazprom Neft OAO Via GPN Capital S.A.
4.375% due 09/19/2022		1,800	1,599
Gazprom OAO Via Gaz Capital S.A.
5.999% due 01/23/2021		2,580	2,579
6.510% due 03/07/2022		750	757
7.288% due 08/16/2037		460	459
9.250% due 04/23/2019		1,000	1,120
Russian Agricultural Bank OJSC Via RSHB Capital S.A.
5.298% due 12/27/2017		1,920	1,930
6.299% due 05/15/2017		1,640	1,668
Sberbank of Russia Via SB Capital S.A.
5.400% due 03/24/2017		1,000	1,019
5.717% due 06/16/2021		600	594
6.125% due 02/07/2022		3,700	3,725
Severstal OAO Via Steel Capital S.A.
6.700% due 10/25/2017		600	629

Total Luxembourg (Cost $16,733)			16,269

MALAYSIA 0.1%

CORPORATE BONDS & NOTES 0.1%
Petronas Capital Ltd.
4.500% due 03/18/2045		$200	190

Total Malaysia (Cost $198)			190

MEXICO 13.2%

		SHARES

COMMON STOCKS 0.0%
Hipotecaria Su Casita S.A. de C.V. (a)		5,259	0

		PRINCIPAL AMOUNT (000S)
CORPORATE BONDS & NOTES 10.8%
America Movil S.A.B. de C.V.
6.450% due 12/05/2022	MXN	6,000	332
Banco Inbursa S.A. Institucion de Banca Multiple
4.125% due 06/06/2024		$3,000	2,827
BBVA Bancomer S.A.
6.500% due 03/10/2021		1,250	1,331
6.750% due 09/30/2022		500	551
Cemex S.A.B. de C.V.
4.750% due 01/11/2022	EUR	200	203
6.125% due 05/05/2025		$700	600
Comision Federal de Electricidad
4.875% due 05/26/2021		900	913
4.875% due 01/15/2024		800	792
6.125% due 06/16/2045		600	551

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2015

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Desarrolladora Homex S.A.B. de C.V.
9.750% due 03/25/2020 ^		$125	$3
Grupo Televisa S.A.B.
5.000% due 05/13/2045		200	173
Petroleos Mexicanos
4.875% due 01/24/2022		3,100	2,991
5.500% due 06/27/2044		1,940	1,470
5.750% due 03/01/2018		3,000	3,130
6.375% due 01/23/2045		500	426
6.500% due 06/02/2041		9,520	8,278
6.625% due 06/15/2038		700	620
8.000% due 05/03/2019		3,000	3,310
Urbi Desarrollos Urbanos S.A.B. de C.V.
9.500% due 01/21/2020 ^		100	0

			28,501

SOVEREIGN ISSUES 2.4%
Mexico Government International Bond
4.000% due 03/15/2115	EUR	1,000	910
4.600% due 01/23/2046		$1,108	985
4.750% due 03/08/2044		100	91
5.550% due 01/21/2045		2,520	2,593
5.750% due 10/12/2110		700	656
6.050% due 01/11/2040		548	602
7.250% due 12/15/2016	MXN	8,600	517

			6,354

Total Mexico (Cost $38,876)			34,855

MONGOLIA 0.6%

SOVEREIGN ISSUES 0.6%
Mongolia Government International Bond
4.125% due 01/05/2018		$1,000	919
5.125% due 12/05/2022		730	583

Total Mongolia (Cost $1,724)			1,502

NAMIBIA 0.1%

SOVEREIGN ISSUES 0.1%
Namibia Government International Bond
5.250% due 10/29/2025		$300	280

Total Namibia (Cost $297)			280

NETHERLANDS 1.0%

CORPORATE BONDS & NOTES 1.0%
CIMPOR Financial Operations BV
5.750% due 07/17/2024		$1,400	945
Kazakhstan Temir Zholy Finance BV
6.375% due 10/06/2020		300	296
6.950% due 07/10/2042		500	441
7.000% due 05/11/2016		1,000	1,011

Total Netherlands (Cost $3,229)			2,693

PANAMA 2.4%

SOVEREIGN ISSUES 2.4%
Panama Government International Bond
4.000% due 09/22/2024		$800	804
4.300% due 04/29/2053		2,600	2,227
8.875% due 09/30/2027		780	1,082
9.375% due 04/01/2029		1,553	2,244

Total Panama (Cost $6,110)			6,357

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
PARAGUAY 0.3%

SOVEREIGN ISSUES 0.3%
Republic of Paraguay
4.625% due 01/25/2023		$500	$487
6.100% due 08/11/2044		400	384

Total Paraguay (Cost $914)			871

PERU 0.7%

CORPORATE BONDS & NOTES 0.2%
BBVA Banco Continental S.A.
3.250% due 04/08/2018		$200	201
Union Andina de Cementos SAA
5.875% due 10/30/2021		300	290

			491

SOVEREIGN ISSUES 0.5%
Fondo MIVIVIENDA S.A.
3.500% due 01/31/2023		400	375
Peru Government International Bond
2.750% due 01/30/2026	EUR	400	433
8.750% due 11/21/2033		$394	556

			1,364

Total Peru (Cost $1,852)			1,855

PHILIPPINES 0.6%

CORPORATE BONDS & NOTES 0.6%
Power Sector Assets & Liabilities Management Corp.
7.390% due 12/02/2024		$1,300	1,682

Total Philippines (Cost $1,705)			1,682

QATAR 0.2%

CORPORATE BONDS & NOTES 0.2%
Nakilat, Inc.
6.067% due 12/31/2033		$100	110
Ras Laffan Liquefied Natural Gas Co. Ltd.
5.838% due 09/30/2027		350	387

Total Qatar (Cost $443)			497

ROMANIA 0.1%

SOVEREIGN ISSUES 0.1%
Romania Government International Bond
2.750% due 10/29/2025	EUR	200	221
6.125% due 01/22/2044		$100	117

Total Romania (Cost $342)			338

RUSSIA 1.4%

CORPORATE BONDS & NOTES 0.8%
SCF Capital Ltd.
5.375% due 10/27/2017		$700	696
Sibur Securities Ltd.
3.914% due 01/31/2018		1,000	974
VimpelCom Holdings BV
5.200% due 02/13/2019		400	393

			2,063

SOVEREIGN ISSUES 0.6%
Russia Government International Bond
5.625% due 04/04/2042		1,500	1,426

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.875% due 09/16/2043		$200	$195

			1,621

Total Russia (Cost $3,776)			3,684

SENEGAL 0.1%

SOVEREIGN ISSUES 0.1%
Senegal Government International Bond
8.750% due 05/13/2021		$200	211

Total Senegal (Cost $212)			211

SLOVENIA 0.5%

SOVEREIGN ISSUES 0.5%
Slovenia Government International Bond
5.250% due 02/18/2024		$1,100	1,216

Total Slovenia (Cost $1,084)			1,216

SOUTH AFRICA 1.9%

CORPORATE BONDS & NOTES 1.6%
AngloGold Ashanti Holdings PLC
5.375% due 04/15/2020		$500	442
6.500% due 04/15/2040		100	67
Eskom Holdings SOC Ltd.
5.750% due 01/26/2021		2,000	1,747
6.750% due 08/06/2023		700	611
7.125% due 02/11/2025		1,000	870
Myriad International Holdings BV
5.500% due 07/21/2025		600	580

			4,317

SOVEREIGN ISSUES 0.3%
South Africa Government International Bond
3.750% due 07/24/2026	EUR	300	305
4.665% due 01/17/2024		$100	95
5.375% due 07/24/2044		500	453

			853

Total South Africa (Cost $6,045)			5,170

SPAIN 2.8%

SOVEREIGN ISSUES 2.8%
Spain Government International Bond
2.750% due 10/31/2024	EUR	6,100	7,238

Total Spain (Cost $7,328)			7,238

SRI LANKA 0.6%

CORPORATE BONDS & NOTES 0.2%
National Savings Bank
5.150% due 09/10/2019		$500	468

SOVEREIGN ISSUES 0.4%
Sri Lanka Government International Bond
5.125% due 04/11/2019		500	477
6.250% due 07/27/2021		568	543

			1,020

Total Sri Lanka (Cost $1,568)			1,488

SUPRANATIONAL 0.2%

CORPORATE BONDS & NOTES 0.2%
Africa Finance Corp.
4.375% due 04/29/2020		$400	403

Total Supranational (Cost $397)			403

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2015	15

Schedule of Investments PIMCO Emerging Markets Bond Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SWEDEN 0.1%

CORPORATE BONDS & NOTES 0.1%
Powszechna Kasa Oszczednosci Bank Polski S.A. Via PKO Finance AB
4.630% due 09/26/2022	$200	$209

Total Sweden (Cost $207)		209

TRINIDAD AND TOBAGO 0.5%

CORPORATE BONDS & NOTES 0.5%
Petroleum Co. of Trinidad & Tobago Ltd.
6.000% due 05/08/2022	$921	861
9.750% due 08/14/2019	400	418

Total Trinidad and Tobago (Cost $1,349)		1,279

TURKEY 3.9%

CORPORATE BONDS & NOTES 0.5%
Export Credit Bank of Turkey
5.875% due 04/24/2019	$400	414
Turkish Airlines Pass-Through Trust
4.200% due 09/15/2028	391	376
Turkiye Garanti Bankasi A/S
2.817% due 04/20/2016	400	400

		1,190

SOVEREIGN ISSUES 3.4%
Turkey Government International Bond
4.875% due 04/16/2043	1,100	971
6.000% due 01/14/2041	600	615
6.750% due 05/30/2040	1,700	1,895
7.000% due 03/11/2019	1,500	1,645
7.250% due 03/05/2038	700	822
7.500% due 11/07/2019	1,400	1,573
8.000% due 02/14/2034	1,100	1,377

		8,898

Total Turkey (Cost $9,827)		10,088

UNITED ARAB EMIRATES 0.4%

CORPORATE BONDS & NOTES 0.4%
DP World Ltd.
3.250% due 05/18/2020	$700	697
6.850% due 07/02/2037	400	395

Total United Arab Emirates (Cost $1,035)		1,092

UNITED KINGDOM 0.2%

CORPORATE BONDS & NOTES 0.2%
HBOS PLC
6.750% due 05/21/2018	$400	437

Total United Kingdom (Cost $399)		437

UNITED STATES 2.1%

CORPORATE BONDS & NOTES 1.9%
California Resources Corp.
5.000% due 01/15/2020	$92	33
5.500% due 09/15/2021	92	29
8.000% due 12/15/2022	492	260
CCO Safari LLC
4.908% due 07/23/2025	300	300
Kinder Morgan Energy Partners LP
6.500% due 04/01/2020	400	408

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Rio Oil Finance Trust
9.250% due 07/06/2024	$3,650	$2,706
9.750% due 01/06/2027	1,450	1,068
Terraform Global Operating LLC
9.750% due 08/15/2022	300	241

		5,045

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.2%
American Home Mortgage Investment Trust
2.154% due 09/25/2045	11	11
Banc of America Commercial Mortgage Trust
5.558% due 06/10/2049	170	175
5.742% due 02/10/2051	137	143
Banc of America Mortgage Trust
2.635% due 02/25/2036 ^	4	4
Bear Stearns Adjustable Rate Mortgage Trust
2.735% due 01/25/2035	5	4
2.802% due 05/25/2047 ^	33	30
Citigroup Mortgage Loan Trust, Inc.
2.905% due 09/25/2037 ^	67	61
GSR Mortgage Loan Trust
2.869% due 01/25/2036 ^	12	11
Morgan Stanley Mortgage Loan Trust
2.225% due 06/25/2036	5	5
WaMu Mortgage Pass-Through Certificates Trust
2.402% due 02/25/2037 ^	41	37
Wells Fargo Mortgage-Backed Securities Trust
2.738% due 07/25/2036 ^	13	13

		494

U.S. GOVERNMENT AGENCIES 0.0%
Freddie Mac
5.535% due 03/01/2036	40	41

Total United States (Cost $7,400)		5,580

URUGUAY 1.0%

SOVEREIGN ISSUES 1.0%
Uruguay Government International Bond
4.375% due 10/27/2027	$1,054	1,041
4.500% due 08/14/2024	257	261
5.100% due 06/18/2050	400	346
7.625% due 03/21/2036	700	868

Total Uruguay (Cost $2,445)		2,516

VENEZUELA 3.6%

CORPORATE BONDS & NOTES 1.7%
Petroleos de Venezuela S.A.
5.250% due 04/12/2017	$2,610	1,318
5.375% due 04/12/2027	5,490	2,004
5.500% due 04/12/2037	3,050	1,115
8.500% due 11/02/2017	53	28
9.750% due 05/17/2035	250	105

		4,570

SOVEREIGN ISSUES 1.9%
Venezuela Government International Bond
7.000% due 03/31/2038	300	113
7.650% due 04/21/2025	1,130	424
7.750% due 10/13/2019	5,890	2,371
8.250% due 10/13/2024	3,850	1,482
9.000% due 05/07/2023	900	362
9.250% due 05/07/2028	750	296

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
9.375% due 01/13/2034	$40	$16

		5,064

Total Venezuela (Cost $18,567)		9,634

VIRGIN ISLANDS (BRITISH) 3.3%

CORPORATE BONDS & NOTES 3.3%
Gold Fields Orogen Holding BVI Ltd.
4.875% due 10/07/2020	$2,150	1,613
GTL Trade Finance, Inc.
5.893% due 04/29/2024	1,462	1,045
7.250% due 04/16/2044	200	130
QGOG Constellation S.A.
6.250% due 11/09/2019	200	91
Rosneft Finance S.A.
6.625% due 03/20/2017	1,700	1,744
7.500% due 07/18/2016	3,300	3,383
7.875% due 03/13/2018	600	641

Total Virgin Islands (British) (Cost $9,399)		8,647

ZAMBIA 0.1%

SOVEREIGN ISSUES 0.1%
Zambia Government International Bond
5.375% due 09/20/2022	$500	364

Total Zambia (Cost $493)		364

SHORT-TERM INSTRUMENTS 1.4%

REPURCHASE AGREEMENTS (f) 0.2%
		486

U.S. TREASURY BILLS 1.2%
0.182% due 01/07/2016 (b)(j)	$3,239	3,239

Total Short-Term Instruments (Cost $3,725)		3,725

Total Investments in Securities (Cost $271,992)		240,201

	SHARES
INVESTMENTS IN AFFILIATES 8.7%

SHORT-TERM INSTRUMENTS 8.7%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 8.7%
PIMCO Short-Term Floating NAV Portfolio III	2,327,353	22,980

Total Short-Term Instruments (Cost $23,075)		22,980

Total Investments in Affiliates (Cost $23,075)		22,980

Total Investments 100.1% (Cost $295,067)		$263,181

Financial Derivative Instruments (h)(i) (1.0%) (Cost or Premiums, net $(1,435))		(2,534)

Other Assets and Liabilities, net 0.9%		2,243

Net Assets 100.0%		$262,890

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2015

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Security did not produce income within the last twelve months.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Zero coupon bond.
(d)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(e)	Security is subject to a forbearance agreement entered into by the Portfolio which forbears the Portfolio from taking action to, among other things, accelerate and collect payments on the subject note with respect to specified events of default.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(f)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.010%	12/31/2015	01/04/2016	$486	Fannie Mae 2.140% due 11/07/2022	$(500)	$486	$486

Total Repurchase Agreements						$(500)	$486	$486

(1)	Includes accrued interest.

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date		Amount Borrowed (3)	Payable for Reverse Repurchase Agreements
CFR	(0.500%)	07/15/2015	TBD	(2)	$(755)	$(753)

Total Reverse Repurchase Agreements						$(753)

(2)	Open maturity reverse repurchase agreement.
(3)	The average amount of borrowings outstanding during the period ended December 31, 2015 was $(1,030) at a weighted average interest rate of (1.270%).

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of December 31, 2015:

(g)	Securities with an aggregate market value of $754 have been pledged as collateral under the terms of the following master agreements as of December 31, 2015.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (4)
Global/Master Repurchase Agreement
CFR	$0	$(753)	$0	$(753)	$754	$1
SSB	486	0	0	486	(500)	(14)

Total Borrowings and Other Financing Transactions	$486	$(753)	$0

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Sovereign Issues	$0	$0	$0	$(753)	$(753)

Total Borrowings	$0	$0	$0	$(753)	$(753)

Gross amount of recognized liabilities for reverse repurchase agreements					$(753)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2015	17

Schedule of Investments PIMCO Emerging Markets Bond Portfolio (Cont.)

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount (2)	Market Value (3)	Unrealized Appreciation	Variation Margin
						Asset	Liability
CDX.EM-24 5-Year Index	1.000%	12/20/2020	$11,074	$(1,232)	$68	$0	$(4)

Total Swap Agreements				$(1,232)	$68	$0	$(4)

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2015:

Cash of $1,824 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2015. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability			Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$0	$0	$0	$0	$0		$(4)	$(4)

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	01/2016		BRL	2,938	$		753	$11	$(1)
	01/2016	$		752		BRL	2,938	0	(10)
	02/2016		THB	26,243	$		731	3	0
	02/2016		TWD	42,540			1,311	22	0

BPS	01/2016		BRL	7,899			2,023	26	0
	01/2016	$		2,022		BRL	7,899	0	(25)
	02/2016		BRL	7,899	$		2,002	25	0
	07/2016			22,165			5,610	330	0
	10/2016	$		1,086		BRL	4,724	4	0

CBK	02/2016			467			1,849	0	(4)

DUB	01/2016		BRL	13,663	$		3,498	45	0
	01/2016	$		3,551		BRL	13,663	0	(97)
	02/2016			1,509			5,969	0	(14)
	10/2016		BRL	6,298	$		1,733	279	0

FBF	01/2016			3,652			935	12	0
	01/2016	$		940		BRL	3,652	0	(17)

GLM	01/2016		BRL	1,395	$		357	5	0
	01/2016		JPY	25,600			210	0	(3)
	01/2016	$		360		BRL	1,395	0	(7)
	03/2016			1,771		MXN	30,372	0	(18)
	10/2016		BRL	4,717	$		1,086	0	(3)

JPM	01/2016			2,323			589	2	0
	01/2016	$		595		BRL	2,323	0	(8)
	02/2016		EUR	9,132	$		9,818	0	(115)

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2015

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	02/2016	$		228		EUR	215	$6	$0

MSB	01/2016			211		JPY	25,600	1	0
	02/2016		BRL	12,613	$		3,436	279	0
	02/2016		JPY	25,600			212	0	(2)

SCX	01/2016		KRW	445,498			381	2	0
	02/2016		EUR	1,847			1,976	0	(33)
	02/2016		SGD	960			682	6	0

Total Forward Foreign Currency Contracts								$1,058	$(357)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Cost	Market Value
BPS	Put - OTC USD versus JPY	JPY	119.000	01/13/2016	$11,700	$65	$24

FBF	Call - OTC USD versus BRL	BRL	4.000	03/28/2016	1,500	67	80

GLM	Call - OTC USD versus BRL		4.000	03/28/2016	900	40	48

						$172	$152

Total Purchased Options						$172	$152

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Call - OTC EUR versus USD	$	1.130	02/09/2016	EUR	2,500	$(17)	$(5)

FBF	Put - OTC USD versus BRL	BRL	3.800	03/28/2016	$	1,500	(31)	(23)
	Call - OTC USD versus BRL		4.300	03/28/2016		1,500	(32)	(39)

GLM	Put - OTC USD versus BRL		3.800	03/28/2016		900	(19)	(14)
	Call - OTC USD versus BRL		4.300	03/28/2016		900	(19)	(23)

							$(118)	$(104)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA Index	217.965	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020	$800	$(10)	$0

DUB	Floor - OTC CPURNSA Index	218.011	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	10/13/2020	800	(8)	(1)

						$(18)	$(1)

Total Written Options						$(136)	$(105)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED DECEMBER 31, 2015:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Premiums
Balance at Beginning of Period	0	$6,802	EUR	3,600	$(260)
Sales	58	25,100		2,500	(250)
Closing Buys	0	(6,911)		(1,800)	214
Expirations	(29)	(16,200)		0	102
Exercised	(29)	(2,391)		(1,800)	58

Balance at End of Period	0	$6,400	EUR	2,500	$(136)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2015	19

Schedule of Investments PIMCO Emerging Markets Bond Portfolio (Cont.)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - BUY PROTECTION (1)

Counterparty	Reference Entity	Fixed (Pay) Rate	Maturity Date	Implied Credit Spread at December 31, 2015 (3)	Notional Amount (4)	Premiums Paid	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BRC	South Africa Government International Bond	(1.000%)	12/20/2020	3.319%	$500	$49	$2	$51	$0

CBK	South Africa Government International Bond	(1.000%)	12/20/2020	3.319	1,700	164	10	174	0
	Turkey Government International Bond	(1.000%)	09/20/2020	2.610	300	26	(5)	21	0

GST	South Africa Government International Bond	(1.000%)	12/20/2020	3.319	500	48	3	51	0
	Turkey Government International Bond	(1.000%)	09/20/2020	2.610	100	9	(2)	7	0

						$296	$8	$304	$0

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION (2)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2015 (3)	Notional Amount (4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Brazil Government International Bond	1.000%	06/20/2020	4.739%	$	300	$(18)	$(26)	$0	$(44)
	Colombia Government International Bond	1.000%	06/20/2019	2.005		500	(1)	(15)	0	(16)
	Colombia Government International Bond	1.000%	09/20/2020	2.325		300	(16)	(1)	0	(17)
	Indonesia Government International Bond	1.000%	09/20/2020	2.210		400	(25)	4	0	(21)
	Peru Government International Bond	1.000%	09/20/2020	1.821		200	(8)	1	0	(7)
	Qatar Government International Bond	1.000%	03/20/2016	0.356		500	0	1	1	0
	Russia Government International Bond	1.000%	09/20/2016	1.591		600	(8)	6	0	(2)
	South Africa Government International Bond	1.000%	06/20/2019	2.926		1,300	(44)	(37)	0	(81)
	South Africa Government International Bond	1.000%	09/20/2020	3.262		400	(22)	(16)	0	(38)
	Volkswagen International Finance NV	1.000%	12/20/2016	1.169	EUR	400	(3)	2	0	(1)

BRC	Brazil Government International Bond	1.000%	12/20/2016	2.151	$	300	(4)	1	0	(3)
	Brazil Government International Bond	1.000%	06/20/2019	4.369		200	(8)	(13)	0	(21)
	Brazil Government International Bond	1.000%	12/20/2020	4.897		1,000	(160)	(5)	0	(165)
	Colombia Government International Bond	1.000%	06/20/2019	2.005		100	0	(3)	0	(3)
	Colombia Government International Bond	1.000%	09/20/2020	2.325		400	(23)	0	0	(23)
	Export-Import Bank of China	1.000%	09/20/2017	0.533		550	(19)	24	5	0
	Indonesia Government International Bond	1.000%	03/20/2024	2.845		100	(14)	1	0	(13)
	Kazakhstan Government International Bond	1.000%	09/20/2016	1.756		100	(1)	0	0	(1)
	Panama Government International Bond	1.000%	06/20/2019	1.457		200	1	(4)	0	(3)
	Russia Government International Bond	1.000%	09/20/2016	1.591		200	(4)	3	0	(1)
	Russia Government International Bond	1.000%	12/20/2020	3.062		2,000	(250)	67	0	(183)

CBK	Brazil Government International Bond	1.000%	03/20/2016	1.120		200	(1)	1	0	0
	Brazil Government International Bond	1.000%	12/20/2020	4.897		1,400	(191)	(40)	0	(231)
	Brazil Government International Bond	1.000%	03/20/2021	4.949		1,300	(58)	(168)	0	(226)
	China Government International Bond	1.000%	12/20/2016	0.335		100	(5)	6	1	0
	Colombia Government International Bond	1.000%	06/20/2019	2.005		3,200	14	(119)	0	(105)
	Indonesia Government International Bond	1.000%	03/20/2024	2.845		300	(41)	3	0	(38)

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2015

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2015 (3)	Notional Amount (4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
	Russia Government International Bond	1.000%	03/20/2020	2.862%	$	200	$(32)	$18	$0	$(14)
	Russia Government International Bond	1.000%	12/20/2020	3.062		3,600	(307)	(23)	0	(330)

DUB	Brazil Government International Bond	1.000%	03/20/2016	1.120		200	(1)	1	0	0
	Brazil Government International Bond	1.000%	12/20/2016	2.151		100	(1)	0	0	(1)
	China Government International Bond	1.000%	12/20/2016	0.335		500	(23)	26	3	0
	Colombia Government International Bond	1.000%	09/20/2020	2.325		200	(11)	0	0	(11)
	Emirate of Abu Dhabi Government International Bond	1.000%	03/20/2016	0.378		100	(1)	1	0	0
	Panama Government International Bond	1.000%	06/20/2019	1.457		500	3	(10)	0	(7)
	Penerbangan Malaysia Bhd.	1.000%	03/20/2020	1.569		200	(2)	(2)	0	(4)
	Qatar Government International Bond	1.000%	03/20/2016	0.356		100	(1)	1	0	0

FBF	China Government International Bond	1.000%	12/20/2016	0.335		300	(15)	17	2	0
	Colombia Government International Bond	1.000%	09/20/2020	2.325		200	(11)	0	0	(11)
	Export-Import Bank of China	1.000%	12/20/2016	0.410		200	(19)	20	1	0
	Indonesia Government International Bond	1.000%	06/20/2021	2.440		2,900	(188)	(19)	0	(207)

GST	Brazil Government International Bond	1.000%	03/20/2016	1.120		300	0	0	0	0
	Brazil Government International Bond	1.000%	12/20/2016	2.151		200	(3)	1	0	(2)
	Brazil Government International Bond	1.000%	12/20/2018	4.141		600	(28)	(24)	0	(52)
	Brazil Government International Bond	1.000%	06/20/2019	4.369		100	(4)	(7)	0	(11)
	Brazil Government International Bond	1.000%	06/20/2020	4.739		200	(12)	(17)	0	(29)
	Brazil Government International Bond	1.000%	12/20/2020	4.897		200	(27)	(6)	0	(33)
	Colombia Government International Bond	1.000%	09/20/2016	1.034		900	0	0	0	0
	Colombia Government International Bond	1.000%	06/20/2019	2.005		3,200	10	(115)	0	(105)
	Indonesia Government International Bond	1.000%	03/20/2024	2.845		100	(14)	1	0	(13)
	Panama Government International Bond	1.000%	06/20/2019	1.457		100	1	(3)	0	(2)
	Russia Government International Bond	1.000%	09/20/2016	1.591		100	(2)	2	0	0
	Russia Government International Bond	1.000%	06/20/2017	1.980		400	(15)	9	0	(6)

HUS	Brazil Government International Bond	1.000%	09/20/2016	1.765		100	0	(1)	0	(1)
	Brazil Government International Bond	1.000%	12/20/2020	4.897		100	(14)	(3)	0	(17)
	Colombia Government International Bond	1.000%	12/20/2016	1.180		400	0	(1)	0	(1)
	Colombia Government International Bond	1.000%	06/20/2019	2.005		3,500	(25)	(90)	0	(115)
	Kazakhstan Government International Bond	1.000%	09/20/2016	1.756		200	(2)	1	0	(1)
	Mexico Government International Bond	1.000%	03/20/2021	1.740		800	(37)	9	0	(28)
	Panama Government International Bond	1.000%	06/20/2019	1.457		200	1	(4)	0	(3)
	South Africa Government International Bond	1.000%	03/20/2023	3.619		2,430	(214)	(163)	0	(377)

JPM	Brazil Government International Bond	1.000%	09/20/2016	1.765		100	0	(1)	0	(1)
	Brazil Government International Bond	1.000%	12/20/2019	4.540		1,000	(37)	(88)	0	(125)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2015	21

Schedule of Investments PIMCO Emerging Markets Bond Portfolio (Cont.)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2015 (3)	Notional Amount (4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
	China Government International Bond	1.000%	12/20/2016	0.335%	$	400	$(20)	$23	$3	$0
	Colombia Government International Bond	1.000%	06/20/2019	2.005		500	3	(19)	0	(16)
	Indonesia Government International Bond	1.000%	06/20/2019	1.707		1,000	(22)	(1)	0	(23)
	Indonesia Government International Bond	1.000%	09/20/2020	2.210		300	(19)	3	0	(16)
	Panama Government International Bond	1.000%	06/20/2019	1.457		500	2	(9)	0	(7)
	Russia Government International Bond	1.000%	06/20/2023	3.344		1,900	(146)	(128)	0	(274)

MYC	Brazil Government International Bond	1.000%	03/20/2016	1.120		3,800	(38)	39	1	0
	Brazil Government International Bond	2.100%	08/20/2016	1.674		250	0	3	3	0
	China Government International Bond	1.000%	12/20/2016	0.335		1,200	(56)	64	8	0
	Emirate of Abu Dhabi Government International Bond	1.000%	03/20/2016	0.378		100	(1)	1	0	0

RYL	China Government International Bond	1.000%	06/20/2016	0.289		600	6	(4)	2	0

UAG	Emirate of Abu Dhabi Government International Bond	1.000%	03/20/2016	0.378		400	0	1	1	0
	Indonesia Government International Bond	1.000%	06/20/2021	2.440		100	(7)	0	0	(7)

							$(2,238)	$(824)	$31	$(3,093)

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BPS	Receive	1-Year BRL-CDI	10.910%	01/02/2017	BRL	23,300	$11	$273	$284	$0
	Receive	1-Year BRL-CDI	12.255	01/02/2017		10,800	(13)	76	63	0
	Receive	1-Year BRL-CDI	13.900	01/02/2017		1,600	1	5	6	0
	Pay	1-Year BRL-CDI	15.230	01/02/2017		14,300	1	(9)	0	(8)
	Receive	1-Year BRL-CDI	12.360	01/02/2018		3,600	22	36	58	0
	Pay	1-Year BRL-CDI	12.860	01/02/2018		6,700	(78)	(14)	0	(92)
	Receive	1-Year BRL-CDI	11.680	01/04/2021		800	1	26	27	0
	Receive	1-Year BRL-CDI	12.850	01/04/2021		14,490	276	25	301	0

DUB	Receive	1-Year BRL-CDI	12.255	01/02/2017		10,100	(13)	72	59	0
	Pay	1-Year BRL-CDI	15.230	01/02/2017		5,900	0	(3)	0	(3)
	Pay	1-Year BRL-CDI	12.810	01/04/2021		12,700	36	(342)	0	(306)
	Receive	1-Year BRL-CDI	16.150	01/04/2021		6,900	4	8	12	0

FBF	Receive	1-Year BRL-CDI	13.375	01/02/2018		10,000	109	5	114	0

GLM	Pay	1-Year BRL-CDI	13.730	01/02/2018		8,800	(2)	(85)	0	(87)

HUS	Receive	1-Year BRL-CDI	15.510	07/01/2016		200	0	0	0	0
	Receive	1-Year BRL-CDI	13.820	01/02/2017		24,800	(1)	105	104	0
	Receive	1-Year BRL-CDI	12.360	01/02/2018		14,100	183	45	228	0
	Pay	1-Year BRL-CDI	15.500	01/02/2018		1,000	0	(3)	0	(3)

JPM	Pay	1-Year BRL-CDI	8.650	01/02/2017		3,400	6	(104)	0	(98)

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2015

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
MYC	Pay	1-Year BRL-CDI	12.230%	01/04/2021	BRL	500	$(1)	$(13)	$0	$(14)

UAG	Pay	1-Year BRL-CDI	8.200	01/02/2017		31,000	(80)	(926)	0	(1,006)
	Pay	1-Year BRL-CDI	12.360	01/02/2018		9,880	9	(168)	0	(159)

							$471	$(991)	$1,256	$(1,776)

Total Swap Agreements							$(1,471)	$(1,807)	$1,591	$(4,869)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of December 31, 2015:

(j)	Securities with an aggregate market value of $3,239 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2015.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (5)
BOA	$36	$0	$1	$37	$(11)	$(5)	$(227)	$(243)	$(206)	$0	$(206)
BPS	385	24	739	1,148	(25)	0	(100)	(125)	1,023	(1,050)	(27)
BRC	0	0	56	56	0	0	(416)	(416)	(360)	333	(27)
CBK	0	0	196	196	(4)	0	(944)	(948)	(752)	709	(43)
DUB	324	0	74	398	(111)	(1)	(332)	(444)	(46)	(120)	(166)
FBF	12	80	117	209	(17)	(62)	(218)	(297)	(88)	0	(88)
GLM	5	48	0	53	(31)	(37)	(87)	(155)	(102)	0	(102)
GST	0	0	58	58	0	0	(253)	(253)	(195)	283	88
HUS	0	0	332	332	0	0	(546)	(546)	(214)	263	49
JPM	8	0	3	11	(123)	0	(560)	(683)	(672)	637	(35)
MSB	280	0	0	280	(2)	0	0	(2)	278	(270)	8
MYC	0	0	12	12	0	0	(14)	(14)	(2)	(190)	(192)
RYL	0	0	2	2	0	0	0	0	2	0	2
SCX	8	0	0	8	(33)	0	0	(33)	(25)	0	(25)
UAG	0	0	1	1	0	0	(1,172)	(1,172)	(1,171)	1,014	(157)

Total Over the Counter	$1,058	$152	$1,591	$2,801	$(357)	$(105)	$(4,869)	$(5,331)

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,058	$0	$1,058
Purchased Options	0	0	0	152	0	152
Swap Agreements	0	335	0	0	1,256	1,591

	$0	$335	$0	$1,210	$1,256	$2,801

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$4	$0	$0	$0	$4

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$357	$0	$357
Written Options	0	0	0	104	1	105
Swap Agreements	0	3,093	0	0	1,776	4,869

	$0	$3,093	$0	$461	$1,777	$5,331

	$0	$3,097	$0	$461	$1,777	$5,335

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2015	23

Schedule of Investments PIMCO Emerging Markets Bond Portfolio (Cont.)

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended December 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$7	$7
Futures	0	0	0	0	216	216
Swap Agreements	0	(381)	0	0	(7)	(388)

	$0	$(381)	$0	$0	$216	$(165)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,146	$0	$2,146
Purchased Options	0	0	34	57	0	91
Written Options	0	0	49	160	11	220
Swap Agreements	0	309	35	0	149	493

	$0	$309	$118	$2,363	$160	$2,950

	$0	$(72)	$118	$2,363	$376	$2,785

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(24)	$(24)
Swap Agreements	0	281	0	0	0	281

	$0	$281	$0	$0	$(24)	$257

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$137	$0	$137
Purchased Options	0	0	21	(32)	0	(11)
Written Options	0	0	(2)	45	(1)	42
Swap Agreements	0	(544)	0	0	(251)	(795)

	$0	$(544)	$19	$150	$(252)	$(627)

	$0	$(263)	$19	$150	$(276)	$(370)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2015 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2015
Investments in Securities, at Value
Angola
Sovereign Issues	$0	$373	$0	$373
Azerbaijan
Sovereign Issues	0	750	0	750
Bermuda
Corporate Bonds & Notes	0	487	0	487
Brazil
Corporate Bonds & Notes	0	18,691	0	18,691
Sovereign Issues	0	9,364	0	9,364
Cayman Islands
Corporate Bonds & Notes	0	3,982	778	4,760
Chile
Corporate Bonds & Notes	0	9,177	0	9,177
Sovereign Issues	0	131	0	131
China
Corporate Bonds & Notes	0	2,952	0	2,952
Colombia
Corporate Bonds & Notes	0	5,375	0	5,375
Sovereign Issues	0	679	0	679
Costa Rica
Sovereign Issues	0	810	0	810
Dominican Republic
Sovereign Issues	0	1,056	0	1,056
El Salvador
Sovereign Issues	0	5,172	0	5,172
Ethiopia
Sovereign Issues	0	178	0	178
Gabon
Sovereign Issues	0	960	0	960

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2015
Guatemala
Sovereign Issues	$0	$1,913	$0	$1,913
Hong Kong
Corporate Bonds & Notes	0	3,332	0	3,332
Hungary
Corporate Bonds & Notes	0	553	0	553
Sovereign Issues	0	109	0	109
India
Corporate Bonds & Notes	0	512	0	512
Indonesia
Corporate Bonds & Notes	0	11,701	0	11,701
Sovereign Issues	0	11,093	0	11,093
Ireland
Corporate Bonds & Notes	0	7,508	0	7,508
Israel
Corporate Bonds & Notes	0	334	0	334
Sovereign Issues	0	806	0	806
Ivory Coast
Sovereign Issues	0	535	0	535
Jamaica
Sovereign Issues	0	394	0	394
Kazakhstan
Corporate Bonds & Notes	0	6,532	0	6,532
Sovereign Issues	0	3,594	0	3,594
Luxembourg
Corporate Bonds & Notes	0	16,269	0	16,269
Malaysia
Corporate Bonds & Notes	0	190	0	190
Mexico
Corporate Bonds & Notes	0	28,501	0	28,501
Sovereign Issues	0	6,354	0	6,354

24	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2015

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2015
Mongolia
Sovereign Issues	$0	$1,502	$0	$1,502
Namibia
Sovereign Issues	0	280	0	280
Netherlands
Corporate Bonds & Notes	0	2,693	0	2,693
Panama
Sovereign Issues	0	6,357	0	6,357
Paraguay
Sovereign Issues	0	871	0	871
Peru
Corporate Bonds & Notes	0	491	0	491
Sovereign Issues	0	1,364	0	1,364
Philippines
Corporate Bonds & Notes	0	1,682	0	1,682
Qatar
Corporate Bonds & Notes	0	497	0	497
Romania
Sovereign Issues	0	338	0	338
Russia
Corporate Bonds & Notes	0	2,063	0	2,063
Sovereign Issues	0	1,621	0	1,621
Senegal
Sovereign Issues	0	211	0	211
Slovenia
Sovereign Issues	0	1,216	0	1,216
South Africa
Corporate Bonds & Notes	0	4,317	0	4,317
Sovereign Issues	0	853	0	853
Spain
Sovereign Issues	0	7,238	0	7,238
Sri Lanka
Corporate Bonds & Notes	0	468	0	468
Sovereign Issues	0	1,020	0	1,020
Supranational
Corporate Bonds & Notes	0	403	0	403
Sweden
Corporate Bonds & Notes	0	209	0	209
Trinidad and Tobago
Corporate Bonds & Notes	0	1,279	0	1,279
Turkey
Corporate Bonds & Notes	0	1,190	0	1,190
Sovereign Issues	0	8,898	0	8,898

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2015
United Arab Emirates
Corporate Bonds & Notes	$0	$1,092	$0	$1,092
United Kingdom
Corporate Bonds & Notes	0	437	0	437
United States
Corporate Bonds & Notes	0	5,045	0	5,045
Non-Agency Mortgage-Backed Securities	0	494	0	494
U.S. Government Agencies	0	41	0	41
Uruguay
Sovereign Issues	0	2,516	0	2,516
Venezuela
Corporate Bonds & Notes	0	4,570	0	4,570
Sovereign Issues	0	5,064	0	5,064
Virgin Islands (British)
Corporate Bonds & Notes	0	8,647	0	8,647
Zambia
Sovereign Issues	0	364	0	364
Short-Term Instruments
Repurchase Agreements	0	486	0	486
U.S. Treasury Bills	0	3,239	0	3,239
	$0	$239,423	$778	$240,201

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	22,980	0	0	22,980

Total Investments	$22,980	$239,423	$778	$263,181

Financial Derivative Instruments - Assets
Over the counter	$0	$2,801	$0	$2,801

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(4)	0	(4)
Over the counter	0	(5,331)	0	(5,331)
	$0	$(5,335)	$0	$(5,335)

Totals	$22,980	$236,889	$778	$260,647

There were no significant transfers between Levels 1, 2, or 3 during the period ended December 31, 2015.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2015	25

Notes to Financial Statements

1. ORGANIZATION

The PIMCO Emerging Markets Bond Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers four classes of shares: Institutional, Administrative, Advisor, and Class M. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies are recorded as dividend income. Long-term capital gain distributions received from registered investment companies are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract (see Financial Derivative Instruments, if any). Realized foreign exchange gains or losses arising from sales of spot foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains and losses arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the Portfolio. Class

26	PIMCO VARIABLE INSURANCE TRUST

December 31, 2015

specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Portfolio’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of transactions that may cause character differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed (overdistributed) net realized gains (losses) and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) New Accounting Pronouncements  In June 2014, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2014-11, that expanded secured borrowing accounting for certain repurchase agreements. The ASU also sets forth additional disclosure requirements for certain transactions accounted for as sales in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. The ASU became effective prospectively for annual periods beginning after December 15, 2014, and interim periods beginning after March 15, 2015. The Portfolio has adopted the ASU. The financial statements have been modified to provide enhanced disclosures surrounding secured borrowing transactions, if any. See the Notes to Schedule of Investments for additional details.

In August 2014, the FASB issued ASU 2014-15 requiring management to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the entity’s ability to continue as a going concern. The ASU is effective prospectively for annual periods ending after December 15, 2016, and interim periods thereafter. At this time, management is evaluating the implications of these changes on the financial statements.

In May 2015, the FASB issued ASU 2015-07 which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the NAV per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of the Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets attributable to the Portfolio or class, less any liabilities, by the total number of shares outstanding of the Portfolio or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Portfolio reserves the right to change the time its NAV is calculated if the Portfolio closes earlier, or as permitted by the SEC.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on

ANNUAL REPORT	DECEMBER 31, 2015	27

Notes to Financial Statements (Cont.)

more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange- traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services or other pricing sources. With respect to any portion of the Portfolio’s assets that are invested in one or more open-end management investment companies (other than exchange-traded funds (“ETFs”)), a Portfolio’s NAV will be calculated based upon the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. Foreign (non-U.S.) exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board (“Valuation Oversight Committee”), generally based on recommendations provided by the Adviser. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the

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responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When a Portfolio uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1 — Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■	Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers in and out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These

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Notes to Financial Statements (Cont.)

securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemption where the inputs to the NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Prior to July 31, 2015, short-term investments having a maturity of 60 days or less and repurchase agreements were generally valued at amortized cost which approximates fair value. Short-term debt instruments having a remaining maturity of 60 days or less are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. Other than swap agreements, which are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services or other pricing sources, these contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange (if available). For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

The validity of the fair value is reviewed by the Adviser on a periodic basis and may be amended in accordance with the Trust’s valuation procedures.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered

30	PIMCO VARIABLE INSURANCE TRUST

December 31, 2015

investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Portfolio. The tables below show the Portfolio’s transactions in and earnings from investments in these affiliated Funds for the period ended December 31, 2015 (amounts in thousands†):

Investments in PIMCO Short-Term Floating NAV Portfolio*

Market Value 12/31/2014	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2015	Dividend Income (1)	Realized Net Capital Gain Distributions (1)
$19	$0	$(19)	$0	$0	$0	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	Effective July 1, 2015, the Portfolio was liquidated.
(1)	A portion of this may be recharacterized to return of capital and reflected as such on tax forms mailed to shareholders on or about January 31st following each calendar year.

Investments in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2014	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2015	Dividend Income (1)	Realized Net Capital Gain Distributions (1)
$9,501	$101,565	$(88,000)	$(40)	$(46)	$22,980	$166	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	A portion of this may be recharacterized to return of capital and reflected as such on tax forms mailed to shareholders on or about January 31st following each calendar year.

(b) Investments in Securities

Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations.

ANNUAL REPORT	DECEMBER 31, 2015	31

Notes to Financial Statements (Cont.)

U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location of these instruments is described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for the receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the

Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  The Portfolio may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the

32	PIMCO VARIABLE INSURANCE TRUST

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unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“Futures Variation Margin”). Gains or losses are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  The Portfolio may write or purchase options to enhance returns or to hedge an existing position or future investment. The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio, as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed.

Inflation-Capped Options  The Portfolio may write or purchase inflation-capped options to enhance returns or for hedging opportunities. The purpose of purchasing inflation-capped options is to protect the Portfolio from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Foreign Currency Options  The Portfolio may write or purchase foreign currency options. Purchasing foreign currency options gives the Portfolio the right, but not the obligation to buy or sell the currency with specified amounts of currency and a rate of exchange that may be exercised by a certain date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

ANNUAL REPORT	DECEMBER 31, 2015	33

Notes to Financial Statements (Cont.)

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are included within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

For purposes of applying the Portfolio’s investment policies and restrictions, swap agreements are generally valued by the Portfolio at market value. In the case of a credit default swap (see below), however, in applying certain of the Portfolio’s investment policies and restrictions, the Portfolio will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions. For example, the Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines (if any) because such value reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements  A Portfolio may use credit default swaps on corporate, loan, sovereign, U.S municipal or U.S. Treasury issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering

34	PIMCO VARIABLE INSURANCE TRUST

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either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

ANNUAL REPORT	DECEMBER 31, 2015	35

Notes to Financial Statements (Cont.)

7. PRINCIPAL RISKS

In the normal course of business, the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in financial derivative instruments and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Portfolio may lose money if these changes are not anticipated by the Portfolio’s management. The Portfolio may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Duration is a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. Convexity is an additional measure of interest rate sensitivity that measures the rate of change of duration in response to changes in interest rates. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). At present, the U.S. is experiencing historically low interest rates. The Portfolio may be subject to heightened interest rate risk because the Fed has ended its quantitative easing program and has begun, and may continue, to raise interest rates. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause the Portfolio to lose value. If the Portfolio lost enough value, the Portfolio could face increased redemptions by shareholders, which could further impair its performance.

To the extent that the Portfolio may invest in securities and instruments that are economically tied to Russia, the Portfolio is subject to various risks such as, but not limited to political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, and unpredictable taxation. Investments in Russia are particularly subject to the risk that further economic sanctions may be imposed by the United States and/or other countries. Such sanctions — which may impact companies in many sectors, including energy, financial services and defense, among others — may negatively impact the Portfolio’s performance and/or ability to achieve its investment objective. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, difficulties in obtaining accurate prices, a smaller market capitalization and a smaller number of traded securities. Settlement, clearing and registration of securities transactions are subject to risks, which may result in significant delays or problems in registering the transfer of securities, including issues with foreign nominee accounts held with custodian banks. It is possible that the ownership rights of the Portfolio could be lost through fraud or negligence. In addition, it may be difficult for the Portfolio to enforce any rights it may have in the event of loss of share registration. Adverse currency exchange rates are a risk and there may be a lack of available currency hedging instruments. Investments in Russia may be subject to the risk of nationalization or expropriation of assets. Oil, natural gas, metals, and timber account for a significant portion of Russia’s exports, leaving the country vulnerable to swings in world prices.

If the Portfolio invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivative instruments that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency-denominated securities may reduce the Portfolio’s returns.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a

36	PIMCO VARIABLE INSURANCE TRUST

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particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

The Portfolio’s investments in commodity-linked financial derivative instruments may subject the Portfolio to greater market price volatility than investments in traditional securities. The value of commodity-linked financial derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges, where applicable. For financial derivative instruments traded on exchanges or clearinghouses, the primary credit risk is the creditworthiness of the Portfolio’s clearing broker or the exchange or clearinghouse itself. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivative instruments contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities and financial derivative instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. PIMCO, as the Adviser, minimizes counterparty risks to the Portfolio through a number of ways. Prior to entering into transactions with a new counterparty, the PIMCO Counterparty Risk Committee conducts an extensive credit review of such counterparty and must approve the use of such counterparty. Furthermore, pursuant to the terms of the underlying contract, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold, such counterparty shall advance collateral to the Portfolio in the form of cash or securities equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change

ANNUAL REPORT	DECEMBER 31, 2015	37

Notes to Financial Statements (Cont.)

substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared over the counter (“OTC”) derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk is significantly reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of an FCM default scenario further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.45%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.40%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted separate Distribution and Servicing Plans for each of the Advisor Class and Class M shares of the Portfolio (the “Distribution and Servicing Plans”). The Distribution and Servicing Plans have been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plans permit the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class and Class M shares. The

38	PIMCO VARIABLE INSURANCE TRUST

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Distribution and Servicing Plans permit the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class or Class M shares, respectively. The Distribution and Servicing Plan for Class M shares also permits the Portfolio to compensate the Distributor for providing or procuring administrative, recordkeeping, and other investor services at an annual rate of up to 0.20% of its average daily net assets attributable to its Class M shares.

(d) Portfolio Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $35,000, plus $3,600 for each Board meeting attended in person, $750 for each committee meeting attended and $750 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $5,000, the valuation oversight committee lead receives an additional annual retainer of $3,250 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads) and the governance committee chair receives an additional annual retainer of $1,500.

These expenses are allocated on a pro rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio, which does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8 and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs to the Portfolio including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The transaction costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2015, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$0	$135	$76,383	$83,063

†	A zero balance may reflect actual amounts rounding to less than one thousand.

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Notes to Financial Statements (Cont.)

12. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Year Ended 12/31/2015		Year Ended 12/31/2014
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	697	$8,718	492	$6,747
Class M	41	498	2	27
Administrative Class	3,427	43,420	2,612	35,915
Advisor Class	648	8,175	2,043	28,156
Issued as reinvestment of distributions
Institutional Class	52	640	20	268
Class M	1	16	0	0
Administrative Class	1,104	13,655	1,387	18,661
Advisor Class	166	2,049	203	2,727
Cost of shares redeemed
Institutional Class	(58)	(731)	(47)	(638)
Class M	(3)	(32)	0	0
Administrative Class	(4,865)	(60,847)	(5,373)	(73,685)
Advisor Class	(1,093)	(13,693)	(1,523)	(20,808)
Net increase (decrease) resulting from Portfolio share transactions	117	$1,868	(184)	$(2,630)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of December 31, 2015, two shareholders each owned 10% or more of the Portfolio’s total outstanding shares comprising 68% of the Portfolio. One shareholder is a related party and comprises 58% of the Portfolio. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

13. REGULATORY AND LITIGATION MATTERS

The Portfolio is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

PIMCO has received a Wells Notice from the staff of the U.S. Securities and Exchange Commission (“SEC”) that relates to the PIMCO Total Return Active Exchange-Traded Fund (“BOND”), a series of PIMCO ETF Trust. The notice indicates the staff’s preliminary determination to recommend that the SEC commence a civil action against PIMCO stemming from a non-public investigation relating to BOND. A Wells Notice is neither a formal allegation of wrongdoing nor a finding that any law was violated.

This matter principally pertains to the valuation of smaller sized positions in non-agency mortgage-backed securities purchased by BOND between its inception on February 29, 2012 and June 30, 2012, BOND’s performance disclosures for that period, and PIMCO’s compliance policies and procedures related to these matters.

The Wells process provides PIMCO with the opportunity to demonstrate to the SEC staff why it believes its conduct was appropriate, in keeping with industry standards, and that no action should be taken. PIMCO believes that this matter is unlikely to have a material adverse effect on any Portfolio or on PIMCO’s ability to provide investment management services to any Portfolio.

The foregoing speaks only as of the date of this report.

14. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2015, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

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December 31, 2015

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2012-2014, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of December 31, 2015, the components of distributable taxable earnings are as follows (amounts in thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Qualified Late-Year Loss Deferral — Capital (4)	Qualified Late-Year Loss Deferral — Ordinary (5)
PIMCO Emerging Markets Bond Portfolio	$8,435	$—	$(35,085)	$—	$(4,069)	$—	$—

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts and Lehman securities.

(2)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals and distributions payable at fiscal year-end.

(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2015 through December 31, 2015 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
(5)	Specified losses realized during the period November 1, 2015 through December 31, 2015, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Act of 2010, a Portfolio is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of December 31, 2015, the Portfolio had the following post-effective capital losses with no expiration (amounts in thousands):

	Short-Term	Long-Term
PIMCO Emerging Markets Bond Portfolio	$—	$4,069

As of December 31, 2015, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (6)
PIMCO Emerging Markets Bond Portfolio	$296,096	$4,115	$(37,030)	$(32,915)

(6)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals and differences between book and tax for Lehman holdings.

For the years ended December 31, 2015 and December 31, 2014, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

	Fiscal Year Ended	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)
PIMCO Emerging Markets Bond Portfolio	12/31/2015	$15,671	$693	$—
	12/31/2014	$16,006	$5,650	$—

(7)	Includes short-term capital gains, if any, distributed.
(8)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

ANNUAL REPORT	DECEMBER 31, 2015	41

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and Shareholders of PIMCO Emerging Markets Bond Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of PIMCO Emerging Markets Bond Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 18, 2016

42	PIMCO VARIABLE INSURANCE TRUST

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	FBF	Credit Suisse International	MYC	Morgan Stanley Capital Services, Inc.
BPS	BNP Paribas S.A.	GLM	Goldman Sachs Bank USA	RYL	Royal Bank of Scotland Group PLC
BRC	Barclays Bank PLC	GST	Goldman Sachs International	SCX	Standard Chartered Bank
CBK	Citibank N.A.	HUS	HSBC Bank USA N.A.	SSB	State Street Bank and Trust Co.
CFR	Credit Suisse Securities (Europe) Ltd.	JPM	JPMorgan Chase Bank N.A.	UAG	UBS AG Stamford
DUB	Deutsche Bank AG	MSB	Morgan Stanley Bank, N.A

Currency Abbreviations:
BRL	Brazilian Real	JPY	Japanese Yen	THB	Thai Baht
EUR	Euro	MXN	Mexican Peso	TWD	Taiwanese Dollar
KRW	South Korean Won	SGD	Singapore Dollar	USD (or $)	United States Dollar

Exchange Abbreviations:
OTC	Over the Counter

Index/Spread Abbreviations:
CDX.EM	Credit Derivatives Index - Emerging Markets	CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index

Other Abbreviations:
CDI	Brazil Interbank Deposit Rate	JSC	Joint Stock Company	TBD	To Be Determined

ANNUAL REPORT	DECEMBER 31, 2015	43

Management of the Trust

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Portfolio’s website at pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees*

Brent R. Harris (1959) Chairman of the Board and Trustee	08/1997 to present	Managing Director, PIMCO. Formerly, member of Executive Committee, PIMCO.	168	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute.

Douglas M. Hodge (1957) Trustee	02/2010 to present	Managing Director, Chief Executive Officer, PIMCO (since 2/14); Chief Operating Officer, PIMCO (7/09 - 2/14); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	146	Trustee, PIMCO Funds; Trustee, PIMCO ETF Trust.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company; Formerly, Executive Advisor, Toyota Financial Services; CEO, Toyota Financial Services.	146	Trustee, PIMCO Funds; Trustee, PIMCO ETF Trust.

E. Philip Cannon (1940) Trustee	05/2000 to present	Private Investor. Formerly, President, Houston Zoo.	168	Trustee, PIMCO Funds; Trustee, PIMCO ETF; Trustee, PIMCO Equity Series; and Trustee, PIMCO Equity Series VIT. Formerly, Trustee, Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments).	168	Trustee, PIMCO Funds; Trustee, PIMCO ETF Trust; Trustee, PIMCO Equity Series; and Trustee, PIMCO Equity Series VIT. Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group).	146	Trustee, PIMCO Funds; Trustee, PIMCO ETF Trust.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	168	Trustee, PIMCO Funds; Trustee, PIMCO ETF; Trustee, PIMCO Equity Series; and Trustee, PIMCO Equity Series VIT.

Ronald C. Parker (1951) Trustee	07/2009 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products).	168	Trustee, PIMCO Funds; Trustee, PIMCO ETF Trust; Trustee, PIMCO Equity Series; and Trustee, PIMCO Equity Series VIT.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.

** Trustees serve until their successors are duly elected and qualified.

44	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*

Peter G. Strelow (1970) President	01/2015 to present Senior Vice President 11/2013 to 01/2015 Vice President 05/2008 to 11/2013	Managing Director, PIMCO. President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

David C. Flattum (1964) Chief Legal Officer	11/2006 to present	Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to present	Managing Director and Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Brent R. Harris (1959) Senior Vice President	01/2015 to present President 03/2009 to 01/2015	Managing Director and current member of Executive Committee, PIMCO. Senior Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to present	Managing Director, Chief Executive Officer, PIMCO (since 2/14); Chief Operating Officer, PIMCO (7/09 - 2/14); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management. Senior Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Kevin M. Broadwater (1964) Vice President - Senior Counsel	05/2012 to present	Executive Vice President and Deputy General Counsel, PIMCO. Vice President - Senior Counsel, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Joshua D. Ratner (1976)** Vice President - Senior Counsel, Secretary	11/2013 to present Assistant Secretary 10/2007 to 01/2011	Executive Vice President and Senior Counsel, PIMCO. Chief Legal Officer, PIMCO Investments LLC. Vice President - Senior Counsel, Secretary, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Secretary and Chief Legal Officer, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Stacie D. Anctil (1969) Vice President	05/2015 to present Assistant Treasurer 11/2003 to 05/2015	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

William G. Galipeau (1974) Vice President	11/2013 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Treasurer, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds. Formerly, Vice President, Fidelity Investments.

Eric D. Johnson (1970)** Vice President	05/2011 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

Henrik P. Larsen (1970) Vice President	02/1999 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Greggory S. Wolf (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Trent W. Walker (1974) Treasurer	11/2013 to present Assistant Treasurer 05/2007 to 11/2013	Executive Vice President, PIMCO. Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Assistant Treasurer, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

Jason J. Nagler (1982)** Assistant Treasurer	05/2015 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds. Formerly, Head of Mutual Fund Reporting, GMO and Assistant Treasurer, GMO Trust and GMO Series Trust Funds.

* The term “PIMCO Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit Income Fund, PIMCO Dynamic Income Fund, PIMCO Global StocksPLUS & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.

** The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

ANNUAL REPORT	DECEMBER 31, 2015	45

Privacy Policy1

(Unaudited)

The Trust2 considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ non-public personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on applicable websites.

Respecting Your Privacy

As a matter of policy, the Trust does not disclose any non-public personal information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust or its affiliates may also retain non-affiliated companies to market the Trust’s shares or products which use the Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Trust reserves the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any fund advised by PIMCO in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Trust may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

Information Collected from Websites

Websites maintained by the Trust or its service providers may use a variety of technologies to collect information that help the Trust and its service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. In addition, the Trust or its Service Affiliates may use third parties to place advertisements for the Trust on other websites, including banner advertisements. Such third parties may collect anonymous information through the use of cookies or action tags (such as web beacons). The information these third parties collect is generally limited to technical and web navigation information, such as your IP address, web pages visited and browser type, and does not include personally identifiable information such as name, address, phone number or email address.

You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly.

Changes to the Privacy Policy

From time to time, the Trust may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Effective as of September 5, 2014.

2 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined policy may be written in the first person (i.e., by using “we” instead of “the Trust”).

46	PIMCO VARIABLE INSURANCE TRUST

Approval of Investment Advisory Contract and Other Agreements

(Unaudited)

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement and Amended and Restated Asset Allocation Sub-Advisory Agreement

At a meeting held on August 10-11, 2015, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved the Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) between the Trust, on behalf of each of the Trust’s series (the “Portfolios”), and Pacific Investment Management Company LLC (“PIMCO”) for an additional one-year term through August 31, 2016. The Board also considered and unanimously approved for an additional one-year term through August 31, 2016, the Supervision and Administration Agreement (together with the Investment Advisory Contract, the “Agreements”) between the Trust, on behalf of the Portfolios, and PIMCO. In addition, the Board considered and unanimously approved the renewal of the Amended and Restated Asset Allocation Sub-Advisory Agreement (the “Asset Allocation Agreement”) between PIMCO, on behalf of PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, and Research Affiliates, LLC (“Research Affiliates”) for an additional one-year term through August 31, 2016.

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of the past year, the Trustees received a wide variety of materials relating to the services provided by PIMCO and Research Affiliates to the Trust. At each of its quarterly meetings, the Board reviewed the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including shareholder services, valuation and custody, the Portfolios’ compliance program and other information relating to the nature, extent and quality of services provided by PIMCO and Research Affiliates to the Trust. In considering whether to approve the renewal of the Agreements and the Asset Allocation Agreement, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial information for PIMCO and, where relevant, Research Affiliates, information regarding the profitability to PIMCO of its relationship with the Portfolios, information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Portfolios, and information about the fees charged and services provided to other clients with similar investment mandates as the Portfolios (where applicable). In addition, the Board reviewed materials provided by counsel to the Trust and the Independent Trustees, which included, among other things, memoranda outlining legal duties of the Board in considering the continuation of the Agreements and the Asset Allocation Agreement.

(b) Review Process:  In connection with the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed written materials prepared by PIMCO and, where applicable, Research Affiliates in response to requests from counsel to the Trust and the Independent Trustees. The Board requested and received assistance and advice regarding applicable legal standards from counsel to the Trust and the Independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board heard oral presentations on matters related to the Agreements and the Asset Allocation Agreement and met both as a full Board and in a separate session of the Independent Trustees, without management present, at the August 10-11, 2015 meeting. The Independent Trustees also conducted a telephonic meeting with counsel to the Trust and the Independent Trustees on July 30, 2015 and executive sessions on August 10, 2015 to discuss the materials presented. In addition, the Independent Trustees requested and received from PIMCO additional information including, but not limited to, information related to profitability and comparative performance information.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and the Asset Allocation Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in assets under management. The Board also considered the various services in addition to portfolio management that PIMCO provides under the

ANNUAL REPORT	DECEMBER 31, 2015	47

Approval of Investment Advisory Contract and Other Agreements (Cont.)

Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to reasonably assure compliance with applicable laws and regulations and its commitment to these programs, its oversight of matters that may involve conflicts of interest between the Portfolios’ investments and those of other accounts managed by PIMCO, and its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has enhanced PIMCO’s service to the Funds and has allowed PIMCO to introduce innovative new funds over time. In addition, the Board considered the nature and quality of services provided by PIMCO to the wholly-owned subsidiaries of applicable Portfolios.

The Trustees considered information they had received about the steps that PIMCO has taken in recent years with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the counterparty risk committee, which oversees counterparty risk on a firm-wide basis, continually evaluating requests to add or remove approved counterparties as market needs and conditions warrant. The Trustees also considered that, over the last several years, PIMCO has continued to strengthen the process it uses to assess the financial stability of counterparties with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that, consistent with its fiduciary duty, PIMCO executes transactions through a competitive best execution process and uses only those counterparties that meet its stringent and monitored criteria. The Trustees considered that PIMCO’s collateral management team utilizes a counterparty risk system to analyze portfolio level exposure and collateral being exchanged with counterparties.

In addition, the Trustees considered new services and service enhancements that PIMCO has implemented since the Board renewed the Agreements in 2014, including, but not limited to: conducting a targeted review of quality and efficiency in the valuation process; expanding the analytical review of shareholder reports by State Street Bank and Trust Company, the Portfolios’ custodian; developing a process for monthly forecasts of taxable and book income to enhance portfolio management of investment income; continuing the expansion of a proprietary performance reconciliation tool, which includes next-day comparison of daily internal performance to custodian bank performance to identify potential errors and guardrail net asset value calculations; developing and implementing the Global Process Monitor application, which includes real-time tracking and escalation protocols for critical activities; and implementing monthly cash flow reporting processes to support client and media demands for information about investor flows and assets under management data. The Trustees also considered the recent outflows from the Portfolios. The Trustees further considered whether the decline in the Portfolios’ assets and the reduction in PIMCO’s total assets under management materially impacted the service quality or resources available to the Portfolios. The Trustees concluded that there has been no adverse impact to service quality or resources available to the Portfolios.

Similarly, the Board considered the asset allocation services provided by Research Affiliates to the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio. The Board noted that the PIMCO All Asset All Authority Portfolio recently commenced operations. The Board also considered the depth and quality of Research Affiliates’ investment management and research capabilities, the experience and capabilities of its portfolio management personnel and, in particular, the experience and capabilities of Robert Arnott, Research Affiliates’ principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by Research Affiliates under the Asset Allocation Agreement are likely to benefit the Portfolios and their respective shareholders (as applicable).

(b) Other Services:  The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust pursuant to the Administration Agreement.

The Board considered the terms of the Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services provided pursuant to that agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by

48	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of these services and its supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives available in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited, and will likely continue to benefit, the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board received and examined information from PIMCO concerning the Portfolios’ performance, as available, over short- and long-term periods ended May 31, 2015 and other performance data, as available, over short- and long-term periods ended June 30, 2015 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ performance, as available, over short- and long-term periods ended May 31, 2015 (the “Lipper Report”).

The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 10-11, 2015 meeting. The Trustees noted that a majority of the Portfolios outperformed their respective Lipper medians over the three-year and longer periods ended May 31, 2015.

The Board also noted that, as of May 31, 2015, the Administrative Class of 44%, 79% and 92% of the Portfolios outperformed its Lipper category median on a net-of-fees basis over the three-year, five-year and ten-year periods, respectively. The Trustees considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of investments and that differences in performance among classes could principally be attributed to differences in the supervisory and administrative fees and distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups and that the Lipper categories do not: separate funds based upon maturity or duration; account for the applicable Portfolios’ hedging strategies; distinguish between enhanced index and actively managed equity strategies; include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” Lipper category to which they do not properly belong); or account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the

Portfolios and their so-called peers may not be particularly relevant to the consideration of Portfolio performance.

The Board noted that 63% or more of the assets of the Trust had outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods ending May 31, 2015 (based on the performance of the Administrative Class). The Board also noted that 8 of 14 Portfolios, representing 69% of the total assets of the Trust, had outperformed their respective benchmark indexes on a net-of-fees basis over the five-year period ending May 31, 2015. The Board also noted that, while the Lipper universe comparisons provide a valuable performance comparison reference, there are certain Portfolios that do not fit neatly into their respective Lipper classifications. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward. The Board also considered that the Trust’s assets were over $20 billion as of December 31, 2014.

The Board considered PIMCO’s discussion of the intensive nature of managing bond funds, noting that it requires the management of a number of factors, including: varying maturities; prepayments; collateral management; counterparty management; pay-downs; credit events; workouts; derivatives; net new issuance in the bond market; and decreased market maker inventory levels. The Board noted that in addition to managing these factors, PIMCO must also balance risk controls and strategic positions in each portfolio it manages, including the Portfolios. Despite these challenges, the Board noted that PIMCO has generated “alpha” (i.e., non-market correlated excess performance) for its clients over time, including the Trust.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price funds to scale at the outset with reference to the total expense ratios of the respective Lipper median (if available), while providing a premium for innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services, the impact on

ANNUAL REPORT	DECEMBER 31, 2015	49

Approval of Investment Advisory Contract and Other Agreements (Cont.)

potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also considered that PIMCO reviews the Portfolios’ fee levels and carefully considers reductions where appropriate. Further, the Board noted that PIMCO believes that the growth in the Trust’s assets under management over the long-term and long-term positive net flows are important indicators of proper and effective pricing.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. The Board also reviewed information relating to the sub-advisory fees paid to Research Affiliates with respect to applicable Portfolios, taking into account that PIMCO compensates Research Affiliates from the advisory fees paid by such Portfolios to PIMCO. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in a “Peer Group” of comparable funds, as well as the universe of other similar funds. The Board noted that a number of Portfolios have total expense ratios that fall below the average and median expense ratios in their Peer Group and Lipper universe. In addition, the Board noted the fee waivers in place with respect to the fees that might result from investments by applicable Portfolios in their respective wholly-owned subsidiaries.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts and as sub-adviser to other investment companies with a similar investment strategy, including differences in advisory services provided. The Board noted that advisory fees for most Portfolios were similar to the fee rates charged to separate account strategies with the same investment strategies as the Portfolios. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including differences in the advisory and other services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees.

Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third-party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Portfolios. The Trustees also took into account that there are various reasons for any such difference in fees, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial risk and regulatory requirements, differing legal liabilities on a contract-by-contract basis and different servicing requirements when it does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations as compared to when PIMCO serves as investment adviser and sponsor.

The Board considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board also considered that as the Portfolios’ business has become increasingly complex, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. In addition, the Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee and, in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board further considered that many other funds pay for these services separately, and thus it is difficult to directly compare the Trust’s unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board also considered that the unified supervisory and administrative fee leads to Portfolio fees that are fixed, rather than variable. The Board noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease. The Board also considered that the Portfolios’ unified fee structure meant that fees were not impacted by recent outflows in certain Portfolios, unlike funds without a unified fee structure, which may see increased expense ratios when fixed costs are passed through to a smaller asset base. The Board further noted that, with few exceptions, PIMCO has generally maintained Portfolio fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall Portfolio fees, which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed with PIMCO those Portfolios and/or classes of Portfolios that had above median total expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few peers (if any), and cannot easily be grouped with comparable funds. Upon comparing the Portfolios’ total expenses to other funds in the

50	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

“Peer Groups” provided by Lipper, the Board found total expenses of each Portfolio to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying funds in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying funds. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

Based on the information presented by PIMCO, Research Affiliates and Lipper, members of the Board determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of each Portfolio, are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were lower than in the previous year due to the impact of the Portfolios’ overall outflows. To the extent applicable, the Board also reviewed information regarding the portion of a Portfolio’s advisory fee retained by PIMCO, following the payment of sub-advisory fees to Research Affiliates, with respect to the Portfolio. Additionally, the Board noted that profit margins with respect to the Portfolios were within the ranges, although above the median, of publicly held investment management companies reported by Lipper and Strategic Insight (an independent provider of fund industry research). The Board noted that the PIMCO’s profit margin with respect to the Trust shows that the Trust is profitable, although less so than PIMCO Funds due to payments made by PIMCO to participating insurance companies. The Board also noted that it had received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, cyber security, information security, shareholder privacy, business continuity planning, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board noted that PIMCO shares the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including through the pricing of Portfolios to scale from inception and the enhancement of services provided to the Portfolios in return for fees paid. The Board reviewed the history of the Portfolios’ fee structure. The Board considered that the Portfolios’ unified fee rates had been set competitively and/or priced to scale from inception, had been held steady at that scaled competitive rate for most Portfolios as assets grew, or as assets declined in the case of some Portfolios, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing Portfolio shareholders of the fees associated with the Portfolios, and that the Portfolios bear certain expenses that are not covered by the advisory fee or the unified fee.

The Trustees considered that the unified fee has provided inherent economies of scale because a Portfolio maintains competitive fixed unified fees even if the particular Portfolio’s assets decline and/or operating costs rise. The Trustees further considered that, in contrast, breakpoints are a proxy for charging higher fees on lower asset levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also considered that, unlike the Portfolios’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees also considered that the unified fee protects shareholders from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those referenced above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Portfolios’ cost structures were reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and each of the Portfolios, to the benefit of their respective shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their respective shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Portfolios’ Rule 12b-1 plans or otherwise. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

ANNUAL REPORT	DECEMBER 31, 2015	51

Approval of Investment Advisory Contract and Other Agreements (Cont.)

(Unaudited)

7. CONCLUSIONS

Based on their review, including their consideration of each of the factors summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and Research Affiliates favored the renewal of the Agreements and the Asset Allocation Agreement. The Independent Trustees and the Board as a whole concluded that the Agreements and the Asset Allocation Agreement continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements and the fees paid to Research Affiliates by PIMCO under the Asset Allocation Agreement, and that the renewal of the Agreements and the Asset Allocation Agreement was in the best interests of the Portfolios and their shareholders.

52	PIMCO VARIABLE INSURANCE TRUST

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT04AR_123115

PIMCO Variable Insurance Trust

Annual Report

December 31, 2015

PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged)

Share Classes

■	Institutional
■	Administrative
■	Advisor

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

Please find enclosed the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2015. The following pages contain specific details about the Portfolio’s investment performance and a discussion of the factors that most affected performance over the reporting period.

Heightened market volatility throughout the reporting period was sparked by a mix of investor concerns including geopolitical developments, monetary policy and the potential for slowing global economic growth, which generally contributed to dampened investor sentiment. In particular, increasing concern over the outlook for Chinese growth sent commodity prices and inflation expectations lower, while also negatively impacting prices of emerging market (“EM”) debt and equities. In addition, the Chinese equity market began a strong decline in June 2015, which prompted the Chinese government to prop-up equity share prices and devalue the Chinese yuan. Volatility in Chinese equity markets continued into January 2016 on renewed concern over slowing Chinese economic growth. Furthermore, rising tension in the Middle East and the continued debt crisis in Greece also contributed to investor unease throughout the reporting period.

Economic data in the U.S. continued to confirm a healthy economy, particularly labor market indicators such as employment and wages. Still, signs of caution remained, particularly as U.S. consumers appeared to be more selective in their spending and chose to save rather than spend their windfall from lower gas prices. Additionally, consumer sentiment and certain housing indicators softened towards the end of the reporting period, and December 2015 U.S. manufacturing data indicated the fastest contraction in six years. Within the Eurozone, volatility increased despite gradual improvement in the underlying economies. Eurozone economic data also showed generally positive signs of an early recovery but were tempered slightly by sluggish inflation.

The theme of divergent global central bank monetary policy continued throughout the reporting period. The European Central Bank (“ECB”) expressed its commitment to increase quantitative easing (or large-scale asset purchases), along with the Bank of Japan and the People’s Bank of China who also indicated their intent to accelerate such measures. The Federal Reserve (“Fed”), on the other hand, moved on December 16 to raise the Federal Funds Rate by 0.25% to a new range of 0.25% - 0.50%, marking its first rate hike in nine years. However, the Fed noted that future increases in its target rate would be “gradual” and in-line with their previous projections, which helped to ease investor concerns. Outside of the reporting period on January 27, the Fed opted to leave the Federal Funds Rate unchanged, noting their intent to closely monitor how the global economy and markets influence the U.S. economic outlook.

Highlights of the financial markets during the twelve-month fiscal reporting period include:

■

U.S. Treasuries, as represented by the Barclays U.S. Treasury Index, returned 0.84% for the reporting period as yields generally rose slightly across the Treasury yield curve. The benchmark ten-year U.S. Treasury note yielded 2.27% at the end of the reporting period, up from 2.17% on December 31, 2014. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 0.55% for the reporting period.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Barclays U.S. TIPS Index, declined 1.44% over the reporting period. U.S. TIPS were pressured over the year as breakeven inflation levels, a proxy for inflation expectations, declined in-line with commodity markets. Global inflation-linked bonds (“ILBs”) were also down overall during the reporting period, as the slide in energy and other commodities impacted inflation expectations globally. Despite this headwind, European ILBs fared better than other developed countries and posted marginal gains in local currencies as real yields benefited from the ECB’s quantitative easing support.

■

Prices on broad commodities were down over the reporting period, led lower primarily by energy and industrial metal prices. Crude oil prices faced increasing pressure from a persisting inventory glut and production growth, especially from the Organization of the Petroleum Exporting Countries (“OPEC”). Towards the end of the reporting period, seasonally warm weather put further pressure on oil prices, which ended the year considerably

2	PIMCO VARIABLE INSURANCE TRUST

lower. Diversified commodities, as represented by the Bloomberg Commodity Index Total Return, declined 24.66% over the reporting period.

■

Agency mortgage-backed securities (“MBS”), as represented by the Barclays U.S. MBS Fixed Rate Index, returned 1.51% over the reporting period. Non-Agency MBS prices were mixed amid weakness in the broader credit markets, although underlying collateral performance has generally been in-line with investor expectations and continues to gradually improve over the long-term.

■

U.S. investment grade credit, as represented by the Barclays U.S. Credit Index, declined 0.77% over the reporting period. Investment grade credit valuations cheapened as a record $1.15 trillion of new issuance came to market and commodity prices continued to fall given worries over slowing Chinese growth. Developed market global high yield bonds, as measured by the BofA Merrill Lynch Developed Markets High Yield Constrained Index, declined 3.05% over the reporting period. Weakness in the commodity-oriented sectors including energy and metals & mining, weighed on returns as oil and other commodity prices fell. Overall, global high yield spreads and yields rose throughout the reporting period and ended higher.

■

EM external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 1.23% over the reporting period. EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), declined 14.92% over the reporting period. Idiosyncratic forces remained a dominant theme. China, for example, continued to expand its accommodative measures as both growth and inflation showed signs of further moderation. In addition, the Russian ruble continued its recovery from 2014 weakness before stumbling toward the end of the reporting period on oil price weakness.

■

Equity markets showed mixed performance globally amid a period marked by economic uncertainty, increased volatility and divergent central bank monetary policy. U.S. equities, as represented by the S&P 500 Index, returned 1.38% (on a total return basis) and developed market equities outside the U.S., as represented by the MSCI EAFE Net Dividend Index (USD Unhedged), declined 0.81% over the reporting period. However, ultra-easy monetary policy in Europe and Japan benefited European and Japanese equity markets, which generally posted positive returns. However, EM equities, as represented by the MSCI Emerging Markets Index (Net Dividends in USD), declined 14.92% over the same period, due to headwinds from a stronger U.S. dollar, falling commodity prices, concerns over slower Chinese economic growth and declining Chinese equities.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your broad investment needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Variable Insurance Trust February 18, 2016

ANNUAL REPORT	DECEMBER 31, 2015	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of nineteen separate investment portfolios, including the PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by the Portfolio are likely to decrease in value. A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and significant, and there is no guarantee that Fund management will anticipate such movement accurately.

As of the date of this report, interest rates in the U.S. are near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program and has begun, and may continue, to raise interest rates. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Portfolio’s performance or cause the Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions which, among other things, could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus. Some of these risks may include, but are not limited to, the following: interest rate risk, call risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, emerging markets risk, sovereign debt risk, currency risk, issuer non-diversification risk, leveraging risk, management risk and short sale risk. A complete description of these and other risks is contained in the Portfolio’s prospectus.

The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, leverage risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on the Portfolio. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in an asset, instrument, or component of the index underlying a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility for the Portfolio. The Portfolio may engage in such transactions regardless of whether the Portfolio owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if the Portfolio invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign (non-U.S.) issuer.

High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in such markets. Thus, high yield investments increase the chance that the Portfolio will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage- and Asset-Backed Securities represent ownership interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, Mortgage- and Asset-Backed Securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on Mortgage- and Asset-Backed Securities depend on the ability of the underlying assets to generate cash flow.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In

4	PIMCO VARIABLE INSURANCE TRUST

certain instances, a security’s country of incorporation may be different from its country of economic exposure.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart reflects only Administrative Class performance. Performance for Institutional Class, Class M and Advisor Class shares, if applicable, may be higher or lower based on each class’s expense ratios. The Portfolio’s total annual operating expense ratios on the Portfolio Summary page are as of the currently effective prospectus, as supplemented to date. The Portfolio measures its performance against a broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

The following table discloses the inception dates of the Portfolio and its respective share classes along with the Portfolio’s diversification status as of period end:

Portfolio Name	Portfolio Inception	Institutional Class	Class M	Administrative Class	Advisor Class	Diversification Status
PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged)	2/16/99	4/10/00	—	2/16/99	4/30/14	Non-diversified

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolio. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Portfolio creates a contract between or among any shareholder of the Portfolio, on the one hand, and the Trust, the Portfolio, a service provider to the Trust or the Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and is available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

ANNUAL REPORT	DECEMBER 31, 2015	5

PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged)

Cumulative Returns Through December 31, 2015

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown†

United States	25.3%
Short-Term Instruments‡	20.6%
Italy	9.6%
United Kingdom	8.8%
Spain	6.4%
Denmark	5.4%
Other	23.9%
†	% of Investments, at value as of 12/31/15. Financial derivative instruments, if any, are excluded.

‡	Includes Central Funds used for Cash Management Purposes

Average Annual Total Return for the period ended December 31, 2015
	1 Year	5 Years	10 Years	Inception*
PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) Institutional Class	0.44%	5.96%	5.72%	5.90%
PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) Administrative Class	0.29%	5.80%	5.56%	5.43%
PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) Advisor Class	0.19%	—	—	4.43%
Barclays Global Aggregate ex-USD (USD Hedged) Index***±	1.36%	4.31%	4.24%	4.69%	**

All Portfolio returns are net of fees and expenses.

* For class inception dates please refer to the Important Information.

** Average annual total return since 02/28/1999.

*** Prior to December 1, 2015, the Portfolio’s broad-based securities market index was JPMorgan GBI FX NY Index Unhedged.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.76% for Institutional Class shares, 0.91% for Administrative Class shares, and 1.01% for Advisor Class shares.

± Barclays Global Aggregate ex-USD (USD Hedged) Index provides a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the US Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate indices. The index also includes Eurodollar and Euro-Yen corporate bonds, Canadian government, agency and corporate securities, and USD investment grade 144A securities.

It is not possible to invest in an unmanaged index.

Investment Objective and Strategy Overview

»

The PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to foreign (non-U.S.) countries, representing at least three foreign countries, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Portfolio will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its assets.

Portfolio Insights

»	An underweight to the euro and the Brazilian real contributed to relative performance, as both currencies depreciated relative to the U.S. dollar over the reporting period.

»	An overweight to Australian duration during the first quarter contributed to relative performance, as yields declined over this portion of the reporting period.

»	An underweight to Canadian duration detracted from relative performance, as Canadian rates declined during the reporting period.

»	An overweight to Brazilian local duration detracted from relative performance, as Brazilian yields increased during the reporting period.

»	Issue selection in the Brazilian emerging markets quasi-sovereign space detracted from performance, as emerging markets external spreads widened during the reporting period.

6	PIMCO VARIABLE INSURANCE TRUST

Expense Example PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged)

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held from July 1, 2015 to December 31, 2015 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (07/01/15)	Ending Account Value (12/31/15)	Expenses Paid During Period*	Beginning Account Value (07/01/15)	Ending Account Value (12/31/15)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$1,021.00	$3.88	$1,000.00	$1,021.77	$3.88	0.75%
Administrative Class	1,000.00	1,020.20	4.66	1,000.00	1,021.01	4.66	0.90
Advisor Class	1,000.00	1,019.70	5.17	1,000.00	1,020.49	5.18	1.00

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 187/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers can be found in Note 8 in the Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2015	7

Financial Highlights PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income (b)	Distributions from Net Realized Capital Gains (b)	Total Distributions
Institutional Class
12/31/2015	$10.90	$0.13	$(0.09)	$0.04	$(0.35)	$(0.05)	$(0.40)
12/31/2014	10.05	0.21	0.92	1.13	(0.21)	(0.07)	(0.28)
12/31/2013	10.80	0.23	(0.16)	0.07	(0.22)	(0.60)	(0.82)
12/31/2012	10.33	0.27	0.85	1.12	(0.26)	(0.39)	(0.65)
12/31/2011	9.98	0.25	0.43	0.68	(0.23)	(0.10)	(0.33)
Administrative Class
12/31/2015	10.90	0.10	(0.07)	0.03	(0.34)	(0.05)	(0.39)
12/31/2014	10.05	0.18	0.93	1.11	(0.19)	(0.07)	(0.26)
12/31/2013	10.80	0.22	(0.17)	0.05	(0.20)	(0.60)	(0.80)
12/31/2012	10.33	0.26	0.84	1.10	(0.24)	(0.39)	(0.63)
12/31/2011	9.98	0.23	0.43	0.66	(0.21)	(0.10)	(0.31)
Advisor Class
12/31/2015	10.90	0.10	(0.08)	0.02	(0.33)	(0.05)	(0.38)
04/30/2014 - 12/31/2014	10.34	0.13	0.62	0.75	(0.12)	(0.07)	(0.19)

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)	Determined in accordance with federal income tax regulations, see Note 2(d) in the Notes to Financial Statements for more information.

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$10.54	0.44%	$3,001	0.75%		0.75%		1.15%		302%
10.90	11.32	879	0.76		0.75		1.99		176
10.05	0.65	22	0.77		0.75		2.18		127
10.80	11.00	21	0.79		0.75		2.54		356
10.33	6.91	19	0.76		0.75		2.45		218

10.54	0.29	73,278	0.90		0.90		0.90		302
10.90	11.16	89,343	0.91		0.90		1.73		176
10.05	0.50	66,176	0.92		0.90		2.03		127
10.80	10.85	78,497	0.94		0.90		2.40		356
10.33	6.76	78,493	0.91		0.90		2.30		218

10.54	0.19	221,379	1.00		1.00		0.90		302
10.90	7.31	69,716	1.01	*	1.00	*	1.79	*	176

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2015	9

Statement of Assets and Liabilities PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged)

(Amounts in thousands, except per share amounts)	December 31, 2015

Assets:
Investments, at value
Investments in securities*	$239,103
Investments in Affiliates	59,473
Financial Derivative Instruments
Exchange-traded or centrally cleared	276
Over the counter	4,429
Cash	714
Deposits with counterparty	4,184
Foreign currency, at value	4,107
Receivable for investments sold	40,445
Receivable for TBA investments sold	29,779
Receivable for Portfolio shares sold	464
Interest receivable	1,850
Dividends receivable from Affiliates	37
Total Assets	384,861

Liabilities:
Borrowings & Other Financing Transactions
Payable for short sales	$16,124
Financial Derivative Instruments
Exchange-traded or centrally cleared	450
Over the counter	4,221
Payable for investments purchased	43,052
Payable for investments in Affiliates purchased	37
Payable for TBA investments purchased	20,761
Deposits from counterparty	2,270
Payable for Portfolio shares redeemed	25
Accrued investment advisory fees	68
Accrued supervisory and administrative fees	135
Accrued distribution fees	50
Accrued servicing fees	10
Total Liabilities	87,203

Net Assets	$297,658

Net Assets Consist of:
Paid in capital	$300,348
Undistributed net investment income	4,027
Accumulated undistributed net realized gain	849
Net unrealized (depreciation)	(7,566)
$297,658

Net Assets:
Institutional Class	$3,001
Administrative Class	73,278
Advisor Class	221,379

Shares Issued and Outstanding:
Institutional Class	285
Administrative Class	6,953
Advisor Class	21,005

Net Asset Value and Redemption Price Per Share Outstanding:
Institutional Class	$10.54
Administrative Class	10.54
Advisor Class	10.54

Cost of investments in securities	$247,029
Cost of investments in Affiliates	$59,708
Cost of foreign currency held	$4,125
Proceeds received on short sales	$16,123
Cost or premiums of financial derivative instruments, net	$(408)

* Includes repurchase agreements of:	$1,404

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged)

(Amounts in thousands)	Year Ended December 31, 2015

Investment Income:
Interest	$3,899
Dividends	1
Dividends from Investments in Affiliates	466
Total Income	4,366

Expenses:
Investment advisory fees	584
Supervisory and administrative fees	1,169
Servicing fees - Administrative Class	117
Distribution and/or servicing fees - Advisor Class	385
Trustee fees	4
Interest expense	4
Total Expenses	2,263

Net Investment Income	2,103

Net Realized Gain (Loss):
Investments in securities	(6,985)
Investments in Affiliates	(203)
Exchange-traded or centrally cleared financial derivative instruments	874
Over the counter financial derivative instruments	12,134
Foreign currency	2,106

Net Realized Gain	7,926

Net Change in Unrealized (Depreciation):
Investments in securities	(6,488)
Investments in Affiliates	(24)
Exchange-traded or centrally cleared financial derivative instruments	(1,513)
Over the counter financial derivative instruments	(2,039)
Foreign currency assets and liabilities	(250)

Net Change in Unrealized (Depreciation)	(10,314)

Net (Decrease) in Net Assets Resulting from Operations	$(285)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2015	11

Statements of Changes in Net Assets PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged)

(Amounts in thousands)	Year Ended December 31, 2015	Year Ended December 31, 2014

Increase in Net Assets from:

Operations:
Net investment income	$2,103	$1,659
Net realized gain	7,926	5,766
Net change in unrealized appreciation (depreciation)	(10,314)	2,784

Net Increase (Decrease) in Net Assets Resulting from Operations	(285)	10,209

Distributions to Shareholders:
From net investment income (a)
Institutional Class	(87)	(5)
Administrative Class	(2,313)	(1,426)
Advisor Class	(6,116)	(294)
From net realized capital gains (a)
Institutional Class	(15)	(5)
Administrative Class	(367)	(540)
Advisor Class	(1,083)	(371)

Total Distributions	(9,981)	(2,641)

Portfolio Share Transactions:
Net increase resulting from Portfolio share transactions**	147,986	86,172

Total Increase in Net Assets	137,720	93,740

Net Assets:
Beginning of year	159,938	66,198
End of year*	$297,658	$159,938

* Including undistributed net investment income of:	$4,027	$3,900

**	See Note 12 in the Notes to Financial Statements.
(a)	Determined in accordance with federal income tax regulations, see Note 2(d) in the Notes to Financial Statements for more information.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged)

December 31, 2015

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 80.3%

AUSTRALIA 0.2%

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.0%
Torrens Trust
2.485% due 10/19/2038	AUD	36	$26

SOVEREIGN ISSUES 0.2%
New South Wales Treasury Corp. Inflation Linked Bond
2.750% due 11/20/2025		124	106
Queensland Treasury Corp.
4.250% due 07/21/2023		600	470

			576

Total Australia (Cost $735)			602

BRAZIL 0.4%

CORPORATE BONDS & NOTES 0.4%
Petrobras Global Finance BV
2.886% due 03/17/2017		$200	184
3.250% due 03/17/2017		300	278
3.406% due 03/17/2020		500	356
8.375% due 12/10/2018		300	277

Total Brazil (Cost $1,212)			1,095

CANADA 3.8%

CORPORATE BONDS & NOTES 0.2%
Toronto-Dominion Bank
1.052% due 07/02/2019		$500	496

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.3%
Canadian Mortgage Pools
0.933% due 06/01/2020	CAD	281	201
1.133% due 07/01/2020		766	550
1.133% due 08/01/2020		294	211

			962

SOVEREIGN ISSUES 3.3%
Canada Government International Bond
1.500% due 12/01/2044 (b)		440	389
Province of Alberta
1.250% due 06/01/2020		1,100	792
2.350% due 06/01/2025		1,100	793
Province of British Columbia
4.300% due 06/18/2042		100	88
Province of Ontario
2.600% due 06/02/2025		9,700	7,166
3.450% due 06/02/2045		100	76
3.500% due 06/02/2024		600	478
6.200% due 06/02/2031		100	101

			9,883

Total Canada (Cost $11,829)			11,341

CAYMAN ISLANDS 0.5%

ASSET-BACKED SECURITIES 0.5%
Atrium CDO Corp.
1.421% due 11/16/2022		$246	245
Gallatin CLO Ltd.
1.591% due 07/15/2023		196	195
OHA Credit Partners Ltd.
1.582% due 05/15/2023		595	592

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Symphony CLO LP
1.419% due 01/09/2023		$489	$487

Total Cayman Islands (Cost $1,526)			1,519

CHINA 0.1%

CORPORATE BONDS & NOTES 0.1%
CNOOC Curtis Funding Pty. Ltd.
4.500% due 10/03/2023		$200	207

Total China (Cost $203)			207

DENMARK 5.4%

CORPORATE BONDS & NOTES 5.4%
Nykredit Realkredit A/S
1.000% due 07/01/2016	DKK	21,900	3,208
1.000% due 10/01/2016		43,900	6,445
2.000% due 01/01/2016		2,400	350
2.000% due 04/01/2016		2,600	380
3.000% due 10/01/2047		12,851	1,846
Realkredit Danmark A/S
2.000% due 01/01/2016		11,600	1,689
2.500% due 10/01/2037		10,500	1,523
3.000% due 10/01/2047		4,185	603

Total Denmark (Cost $16,533)			16,044

FRANCE 4.2%

CORPORATE BONDS & NOTES 0.7%
Banque PSA Finance S.A.
4.250% due 02/25/2016	EUR	700	765
BPCE S.A.
4.500% due 03/15/2025		$500	481
Credit Agricole S.A.
1.047% due 06/12/2017		400	399
8.125% due 09/19/2033		200	221
Dexia Credit Local S.A.
1.875% due 01/29/2020		250	246

			2,112

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.3%
Infiniti SoPRANo
0.111% due 11/05/2019	EUR	820	852

SOVEREIGN ISSUES 3.2%
Caisse d’Amortissement de la Dette Sociale
3.375% due 03/20/2024		$400	425
France Government International Bond
0.250% due 07/25/2024 (b)	EUR	1,017	1,163
1.000% due 11/25/2018		900	1,012
1.000% due 11/25/2025		1,100	1,197
1.750% due 11/25/2024		900	1,057
2.500% due 05/25/2030		600	739
3.250% due 05/25/2045		2,000	2,764
4.000% due 10/25/2038		200	304
4.500% due 04/25/2041		600	991

			9,652

Total France (Cost $13,530)			12,616

GERMANY 2.1%

CORPORATE BONDS & NOTES 1.7%
Commerzbank AG
8.125% due 09/19/2023		$1,300	1,497

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
FMS Wertmanagement AoeR
0.750% due 12/15/2017	GBP	200	$293
Landwirtschaftliche Rentenbank
4.250% due 01/24/2023	AUD	500	385
4.750% due 03/12/2019	NZD	1,200	854
5.500% due 03/29/2022	AUD	1,600	1,318
Symrise AG
4.125% due 10/25/2017	EUR	500	575

			4,922

SOVEREIGN ISSUES 0.4%
Republic of Germany
0.100% due 04/15/2023 (b)		104	118
4.000% due 01/04/2037		100	161
4.250% due 07/04/2039		500	855

			1,134

Total Germany (Cost $6,533)			6,056

GREECE 0.6%

CORPORATE BONDS & NOTES 0.3%
Hellenic Railways Organization S.A.
5.014% due 12/27/2017	EUR	300	302
National Bank of Greece S.A.
3.875% due 10/07/2016		700	744

			1,046

SOVEREIGN ISSUES 0.3%
Republic of Greece Government International Bond
3.800% due 08/08/2017	JPY	80,000	599
5.000% due 08/22/2016		25,000	201

			800

Total Greece (Cost $1,834)			1,846

HONG KONG 0.1%

CORPORATE BONDS & NOTES 0.1%
CNOOC Finance Ltd.
3.875% due 05/02/2022		$200	203

Total Hong Kong (Cost $197)			203

IRELAND 1.9%

ASSET-BACKED SECURITIES 0.3%
Celf Loan Partners PLC
0.997% due 05/03/2023	GBP	643	916

CORPORATE BONDS & NOTES 1.4%
Depfa ACS Bank
3.875% due 11/14/2016	EUR	3,500	3,924
5.125% due 03/16/2037		$200	245

			4,169

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.2%
DECO Series
1.200% due 04/27/2027	EUR	495	534
German Residential Funding Ltd.
1.046% due 08/27/2024		185	203

			737

Total Ireland (Cost $6,157)			5,822

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2015	13

Schedule of Investments PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ITALY 9.7%

ASSET-BACKED SECURITIES 0.0%
Alba SPV SRL
1.449% due 04/20/2040	EUR	33	$36

CORPORATE BONDS & NOTES 0.5%
Banca Carige SpA
3.875% due 10/24/2018		600	707
Banca Monte dei Paschi di Siena SpA
5.000% due 02/09/2056		100	118
Banco Popolare SC
2.375% due 01/22/2018		500	547

			1,372

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.5%
Berica Residential MBS SRL
0.229% due 03/31/2048		104	111
Casa D’este Finance SRL
0.222% due 09/15/2040		152	161
Claris SRL
0.354% due 10/31/2060		372	398
Creso SRL
0.569% due 12/30/2060		625	675
Giovecca Mortgages SRL
0.547% due 04/23/2048		93	100

			1,445

SOVEREIGN ISSUES 8.7%
Italy Buoni Poliennali Del Tesoro
2.000% due 12/01/2025		800	901
2.500% due 12/01/2024		1,700	2,007
3.750% due 09/01/2024		3,600	4,644
4.000% due 02/01/2037		2,700	3,662
4.500% due 05/01/2023		500	670
4.500% due 03/01/2024		7,600	10,264
5.000% due 03/01/2025		1,300	1,837
5.500% due 09/01/2022		600	839
Italy Government International Bond
6.000% due 08/04/2028	GBP	600	1,067

			25,891

Total Italy (Cost $29,566)			28,744

JAPAN 0.6%

CORPORATE BONDS & NOTES 0.6%
Bank of Tokyo-Mitsubishi UFJ Ltd.
1.700% due 03/05/2018		$200	198
Mizuho Bank Ltd.
1.507% due 10/20/2018		1,500	1,515

Total Japan (Cost $1,707)			1,713

JERSEY, CHANNEL ISLANDS 0.2%

ASSET-BACKED SECURITIES 0.2%
Highlander Euro CDO BV
0.488% due 09/06/2022	EUR	534	578

Total Jersey, Channel Islands (Cost $590)			578

LUXEMBOURG 0.9%

CORPORATE BONDS & NOTES 0.9%
Erste Europaische Pfandbrief und Kommunalkreditbank AG S.A.
4.250% due 06/04/2018	EUR	1,650	1,948

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Wind Acquisition Finance S.A.
7.000% due 04/23/2021	EUR	600	$647

Total Luxembourg (Cost $2,593)			2,595

MEXICO 1.9%

SOVEREIGN ISSUES 1.9%
Mexico Government International Bond
4.750% due 06/14/2018	MXN	12,100	706
6.500% due 06/09/2022		79,800	4,776
8.500% due 12/13/2018		2,640	169

Total Mexico (Cost $6,087)			5,651

NETHERLANDS 1.7%

ASSET-BACKED SECURITIES 0.3%
Cadogan Square CLO BV
0.279% due 01/17/2023	EUR	93	100
Chapel BV
0.308% due 07/17/2066		218	222
Highlander Euro CDO BV
0.161% due 05/01/2023		205	217
Jubilee CDO BV
0.336% due 09/20/2022		200	217
Panther CDO BV
0.312% due 10/15/2084		152	158

			914

CORPORATE BONDS & NOTES 1.4%
Bank Nederlandse Gemeenten NV
4.550% due 02/15/2019	CAD	1,800	1,427
Fiat Chrysler Automobiles NV
4.500% due 04/15/2020		$400	407
Rabobank Group
8.375% due 07/26/2016 (c)		2,000	2,064
8.400% due 06/29/2017 (c)		300	323

			4,221

Total Netherlands (Cost $5,295)			5,135

NORWAY 0.5%

CORPORATE BONDS & NOTES 0.3%
Eksportfinans ASA
2.375% due 05/25/2016		$600	601
5.500% due 05/25/2016		400	405

			1,006

SOVEREIGN ISSUES 0.2%
Kommunalbanken A/S
0.983% due 03/27/2017		400	401
Norway Government International Bond
3.750% due 05/25/2021	NOK	1,800	233

			634

Total Norway (Cost $1,677)			1,640

PORTUGAL 0.1%

CORPORATE BONDS & NOTES 0.1%
Banco Espirito Santo S.A.
4.000% due 01/21/2019	EUR	300	45
4.750% due 01/15/2018		200	30
Novo Banco S.A.
5.000% due 05/14/2019		100	95

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.000% due 05/21/2019	EUR	200	$194

Total Portugal (Cost $933)			364

SLOVENIA 2.6%

SOVEREIGN ISSUES 2.6%
Slovenia Government International Bond
4.125% due 02/18/2019		$2,300	2,423
4.700% due 11/01/2016	EUR	800	904
4.750% due 05/10/2018		$1,400	1,489
5.250% due 02/18/2024		1,800	1,990
5.850% due 05/10/2023		700	799

Total Slovenia (Cost $7,651)			7,605

SPAIN 6.4%

CORPORATE BONDS & NOTES 0.2%
Banco Santander S.A.
6.250% due 09/11/2021 (c)	EUR	500	510
BPE Financiaciones S.A.
2.875% due 05/19/2016		100	109

			619

SOVEREIGN ISSUES 6.2%
Autonomous Community of Catalonia
4.300% due 11/15/2016		400	440
4.750% due 06/04/2018		300	345
4.950% due 02/11/2020		100	118
Autonomous Community of Madrid
4.125% due 05/21/2024		600	766
4.300% due 09/15/2026		400	521
Autonomous Community of Valencia
4.900% due 03/17/2020		600	750
Spain Government International Bond
2.150% due 10/31/2025		6,500	7,305
2.750% due 10/31/2024		3,100	3,678
3.300% due 07/30/2016		900	997
4.650% due 07/30/2025		1,200	1,641
5.150% due 10/31/2028		200	290
5.150% due 10/31/2044		1,050	1,621

			18,472

Total Spain (Cost $19,340)			19,091

SUPRANATIONAL 0.4%

CORPORATE BONDS & NOTES 0.4%
European Investment Bank
0.500% due 06/21/2023	AUD	500	285
0.500% due 08/10/2023		400	226
6.500% due 08/07/2019		800	658

Total Supranational (Cost $1,265)			1,169

SWEDEN 0.3%

CORPORATE BONDS & NOTES 0.2%
Skandinaviska Enskilda Banken AB
3.000% due 06/20/2018	SEK	1,500	190
Swedbank AB
2.200% due 03/04/2020		$300	297
Swedbank Hypotek AB
3.750% due 12/20/2017	SEK	1,100	140

			627

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2015

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 0.1%
Sweden Government International Bond
4.250% due 03/12/2019	SEK	1,200	$162

Total Sweden (Cost $906)			789

SWITZERLAND 1.0%

CORPORATE BONDS & NOTES 0.8%
UBS AG
4.750% due 05/22/2023		$600	610
7.250% due 02/22/2022		1,100	1,151
7.625% due 08/17/2022		500	571

			2,332

SOVEREIGN ISSUES 0.2%
Switzerland Government Bond
3.500% due 04/08/2033	CHF	300	458

Total Switzerland (Cost $2,822)			2,790

UNITED KINGDOM 8.8%

ASSET-BACKED SECURITIES 0.0%
Motor PLC
0.902% due 08/25/2021		$109	109

CORPORATE BONDS & NOTES 2.4%
Barclays Bank PLC
7.625% due 11/21/2022		1,100	1,255
7.750% due 04/10/2023		500	534
Barclays PLC
3.650% due 03/16/2025		600	578
HBOS PLC
1.303% due 09/30/2016		1,200	1,197
6.750% due 05/21/2018		1,100	1,203
Lloyds Banking Group PLC
7.875% due 06/27/2029 (c)	GBP	600	939
Royal Bank of Scotland PLC
9.500% due 03/16/2022		$900	976
Tesco PLC
6.125% due 02/24/2022	GBP	300	463

			7,145

NON-AGENCY MORTGAGE-BACKED SECURITIES 1.5%
Business Mortgage Finance PLC
0.953% due 02/15/2039		813	1,163
2.573% due 02/15/2041		441	639
Eurohome UK Mortgages PLC
0.733% due 06/15/2044		141	194
Eurosail PLC
0.743% due 06/10/2044		43	61
0.885% due 06/13/2045		218	318
Mansard Mortgages PLC
1.233% due 12/15/2049		254	361
Money Partners Securities PLC
0.963% due 03/15/2040		27	38
Newgate Funding PLC
0.733% due 12/01/2050		300	394
1.583% due 12/15/2050		354	475
RMAC Securities PLC
0.735% due 06/12/2044		614	827

			4,470

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 4.9%
United Kingdom Gilt
2.250% due 09/07/2023	GBP	500	$763
3.250% due 01/22/2044		5,400	8,874
3.500% due 01/22/2045		1,500	2,583
4.250% due 12/07/2040		1,200	2,288

			14,508

Total United Kingdom (Cost $27,369)			26,232

UNITED STATES 25.2%

ASSET-BACKED SECURITIES 6.7%
Amortizing Residential Collateral Trust
0.921% due 10/25/2031		$1	1
1.002% due 07/25/2032		1	1
Amresco Residential Securities Corp. Mortgage Loan Trust
1.362% due 06/25/2029		1	1
Argent Securities, Inc. Asset-Backed Pass-Through Certificates
0.802% due 02/25/2036		800	547
Citigroup Mortgage Loan Trust, Inc.
0.582% due 12/25/2036		813	539
0.682% due 03/25/2036		800	616
Countrywide Asset-Backed Certificates
0.552% due 12/25/2036 ^		628	567
0.562% due 06/25/2035		644	498
0.562% due 01/25/2037		2,879	2,711
0.562% due 06/25/2037		829	633
0.562% due 06/25/2047 ^		643	499
0.572% due 04/25/2047		919	792
0.712% due 07/25/2036		700	625
5.397% due 08/25/2035 ^		1,429	1,399
Credit Suisse First Boston Mortgage Securities Corp.
1.042% due 01/25/2032		1	1
First Alliance Mortgage Loan Trust
0.862% due 12/20/2027		1	1
GSAMP Trust
0.852% due 11/25/2035 ^		1,392	798
HSI Asset Securitization Corp. Trust
0.682% due 04/25/2037		1,026	596
IndyMac Home Equity Mortgage Loan Asset-Backed Trust
0.662% due 04/25/2037		775	479
0.872% due 08/25/2035		78	77
JPMorgan Mortgage Acquisition Trust
0.552% due 08/25/2036		691	604
Long Beach Mortgage Loan Trust
0.982% due 10/25/2034		12	12
Morgan Stanley ABS Capital, Inc. Trust
0.552% due 10/25/2036		218	168
Morgan Stanley Home Equity Loan Trust
0.652% due 04/25/2037		1,055	602
Morgan Stanley Mortgage Loan Trust
5.919% due 09/25/2046 ^		202	113
Nomura Home Equity Loan, Inc. Home Equity Loan Trust
0.712% due 03/25/2036		700	525
NovaStar Mortgage Funding Trust
0.552% due 03/25/2037		990	649
Renaissance Home Equity Loan Trust
2.972% due 12/25/2032		531	503
5.294% due 01/25/2037		670	370
5.675% due 06/25/2037 ^		1,074	531
5.731% due 11/25/2036		1,080	586

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Residential Asset Mortgage Products Trust
0.441% due 12/25/2035		$629	$486
0.451% due 12/25/2035		1,398	1,019
Residential Asset Securities Corp. Trust
0.922% due 07/25/2032 ^		2	2
Saxon Asset Securities Trust
2.172% due 12/25/2037		523	421
2.222% due 05/25/2031		647	565
SLM Student Loan Trust
0.820% due 10/25/2017		12	12
1.820% due 04/25/2023		387	388
Soundview Home Loan Trust
0.572% due 06/25/2037		113	69
Structured Asset Investment Loan Trust
0.552% due 07/25/2036		688	487
Wells Fargo Home Equity Asset-Backed Securities Trust
0.652% due 01/25/2037		800	556

			20,049

BANK LOAN OBLIGATIONS 0.2%
Charter Communications Operating LLC
3.500% due 01/24/2023		600	600

CORPORATE BONDS & NOTES 4.2%
Ally Financial, Inc.
2.750% due 01/30/2017		800	800
2.995% due 07/18/2016		100	100
3.600% due 05/21/2018		400	401
5.500% due 02/15/2017		300	310
Charter Communications Operating LLC
4.250% due 08/03/2017	EUR	200	228
Bank of America Corp.
6.100% due 03/17/2025 (c)		$400	406
6.400% due 08/28/2017		1,200	1,286
BellSouth Corp.
4.821% due 04/26/2021		600	607
CCO Safari LLC
4.464% due 07/23/2022		200	200
6.384% due 10/23/2035		600	607
Chesapeake Energy Corp.
3.571% due 04/15/2019		100	28
Citigroup, Inc.
5.950% due 05/15/2025 (c)		500	482
6.125% due 11/15/2020 (c)		700	715
Goldman Sachs Group, Inc.
1.476% due 04/23/2020		400	401
International Lease Finance Corp.
6.750% due 09/01/2016		200	206
Lehman Brothers Holdings, Inc.
6.875% due 05/02/2018 ^		200	15
Metropolitan Life Global Funding
2.000% due 04/14/2020		300	294
Navient Corp.
5.500% due 01/15/2019		1,100	1,031
SABMiller Holdings, Inc.
4.950% due 01/15/2042		800	814
SLM Student Loan Trust
1.136% due 03/15/2038	GBP	700	891
Springleaf Finance Corp.
6.000% due 06/01/2020		$400	382
Sprint Communications, Inc.
6.000% due 12/01/2016		700	698
8.375% due 08/15/2017		400	396
Universal Health Services, Inc.
7.125% due 06/30/2016		1,000	1,026

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2015	15

Schedule of Investments PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Zimmer Biomet Holdings, Inc.
3.150% due 04/01/2022	$300	$295

		12,619

MUNICIPAL BONDS & NOTES 0.0%
Pasadena Public Financing Authority, California Revenue Bonds, (BABs), Series 2010
7.148% due 03/01/2043	100	132

NON-AGENCY MORTGAGE-BACKED SECURITIES 2.8%
American Home Mortgage Investment Trust
2.154% due 09/25/2045	59	58
Banc of America Alternative Loan Trust
6.500% due 04/25/2036 ^	819	704
Banc of America Mortgage Trust
2.635% due 02/25/2036 ^	111	100
Bear Stearns Adjustable Rate Mortgage Trust
2.601% due 08/25/2033	3	4
2.680% due 03/25/2035	49	49
2.924% due 03/25/2035	5	5
Bear Stearns ALT-A Trust
0.582% due 02/25/2034	68	62
2.726% due 09/25/2035	49	42
2.741% due 11/25/2035 ^	42	32
2.743% due 03/25/2036 ^	190	146
2.956% due 08/25/2036 ^	60	45
Bear Stearns Structured Products, Inc. Trust
2.566% due 12/26/2046	44	32
Citigroup Commercial Mortgage Trust
1.081% due 06/15/2033	400	396
Citigroup Mortgage Loan Trust, Inc.
2.420% due 09/25/2035	16	16
2.430% due 09/25/2035	9	9
Citigroup Mortgage Loan Trust, Inc. Mortgage Pass-Through Certificates
2.399% due 09/25/2035 ^	572	496
Countrywide Alternative Loan Trust
0.612% due 03/20/2046	103	78
0.702% due 02/25/2037	85	67
1.257% due 12/25/2035	112	94
1.674% due 11/25/2035	20	16
5.250% due 06/25/2035 ^	14	13
Countrywide Home Loan Mortgage Pass-Through Trust
0.652% due 05/25/2035	40	35
0.742% due 03/25/2035	84	66
1.082% due 02/25/2035	10	9
2.646% due 11/25/2034	12	11
2.766% due 08/25/2034 ^	32	28
5.500% due 01/25/2035	553	564
Credit Suisse First Boston Mortgage Securities Corp.
6.500% due 04/25/2033	1	1
Credit Suisse Mortgage Capital Mortgage-Backed Trust
5.863% due 02/25/2037 ^	218	115
DBUBS Mortgage Trust
0.291% due 11/10/2046 (a)	400	6
1.127% due 11/10/2046 (a)	510	11
Deutsche Alt-A Securities Mortgage Loan Trust
1.172% due 10/25/2047	1,362	1,040
GSR Mortgage Loan Trust
0.752% due 12/25/2034	95	86
2.690% due 04/25/2035	407	384
2.869% due 01/25/2036 ^	98	92
HarborView Mortgage Loan Trust
2.574% due 05/19/2033	5	5
IndyMac Mortgage Loan Trust
0.632% due 05/25/2046	722	597
0.662% due 07/25/2035	34	30

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
JPMorgan Mortgage Trust
2.048% due 07/27/2037	$143	$134
2.609% due 02/25/2036 ^	57	50
Mellon Residential Funding Corp. Mortgage Pass-Through Trust
0.771% due 12/15/2030	9	8
Merrill Lynch Mortgage Investors Trust
1.904% due 10/25/2035	14	14
Morgan Stanley Bank of America Merrill Lynch Trust
1.446% due 12/15/2048 (a)	1,245	61
Morgan Stanley Capital Trust
0.465% due 07/12/2044	123	123
Morgan Stanley Mortgage Loan Trust
2.225% due 06/25/2036	65	63
Residential Accredit Loans, Inc. Trust
0.572% due 02/25/2047	43	24
0.602% due 06/25/2046	357	153
0.632% due 04/25/2046	615	293
Structured Adjustable Rate Mortgage Loan Trust
2.580% due 04/25/2034	9	9
Structured Asset Mortgage Investments Trust
0.632% due 05/25/2046	17	13
0.642% due 05/25/2036	123	92
0.642% due 09/25/2047	180	144
0.652% due 05/25/2045	30	26
0.982% due 07/19/2034	4	4
1.062% due 09/19/2032	3	3
1.102% due 03/19/2034	7	7
1.757% due 08/25/2047 ^	52	43
TBW Mortgage-Backed Trust
5.970% due 09/25/2036	189	28
Thornburg Mortgage Securities Trust
2.084% due 06/25/2047 ^	60	54
5.750% due 06/25/2047	16	15
Wachovia Mortgage Loan Trust LLC
2.752% due 10/20/2035 ^	213	194
WaMu Mortgage Pass-Through Certificates Trust
0.732% due 01/25/2045	154	146
1.237% due 06/25/2046	59	55
1.257% due 02/25/2046	135	125
1.899% due 02/27/2034	7	6
2.183% due 03/25/2033	15	15
2.258% due 12/25/2036 ^	316	273
2.443% due 03/25/2035	91	91
2.446% due 04/25/2035	82	81
Washington Mutual Mortgage Pass-Through Certificates Trust
1.197% due 07/25/2046 ^	33	21
Wells Fargo Mortgage-Backed Securities Trust
2.658% due 03/25/2035	121	122
2.736% due 04/25/2036	11	11
2.738% due 07/25/2036 ^	79	77
2.755% due 06/25/2035	34	34
2.801% due 03/25/2036 ^	301	294

		8,450

	SHARES
PREFERRED SECURITIES 0.0%
Navient Corp. CPI Linked Security
2.014% due 01/16/2018	900	21

	PRINCIPAL AMOUNT (000S)
U.S. GOVERNMENT AGENCIES 3.5%
Fannie Mae
0.542% due 03/25/2034	$8	8

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.572% due 08/25/2034	$5	$5
0.772% due 09/25/2042	23	22
0.852% due 11/25/2040	99	99
0.872% due 11/25/2040	166	166
1.002% due 06/25/2041	327	330
1.443% due 10/01/2044	22	22
2.255% due 12/01/2034	7	8
2.326% due 05/25/2035	19	20
2.614% due 11/01/2034	49	51
3.500% due 11/01/2021	93	99
5.480% due 07/01/2018	200	208
6.000% due 07/25/2044	14	16
Fannie Mae, TBA
3.000% due 01/01/2046	3,000	2,999
3.500% due 02/01/2046	4,000	4,117
Freddie Mac
0.831% due 12/15/2032	10	11
0.931% due 12/15/2037	31	31
1.443% due 10/25/2044	62	63
2.250% due 03/01/2035	6	6
2.350% due 04/01/2035	92	98
2.488% due 02/01/2029	4	5
Ginnie Mae
1.750% due 04/20/2028 - 06/20/2030	2	3
2.000% due 04/20/2030 - 05/20/2030	2	2
NCUA Guaranteed Notes
0.746% due 11/05/2020	1,184	1,190
0.829% due 12/08/2020	305	307
Tennessee Valley Authority
6.250% due 12/15/2017	400	439

		10,325

U.S. TREASURY OBLIGATIONS 7.8%
U.S. Treasury Bonds
1.750% due 05/15/2023 (h)	100	97
2.500% due 05/15/2024 (h)	100	102
5.250% due 02/15/2029 (h)	100	131
U.S. Treasury Inflation Protected Securities (b)
0.125% due 01/15/2022 (h)	420	407
0.125% due 07/15/2022 (f)(h)	1,965	1,905
0.125% due 01/15/2023 (f)	2,370	2,271
0.125% due 07/15/2024 (h)	701	666
0.250% due 01/15/2025	9,538	9,098
0.375% due 07/15/2025 (h)	8,825	8,536
2.375% due 01/15/2025 (h)	126	143

		23,356

Total United States (Cost $76,835)		75,552

SHORT-TERM INSTRUMENTS 0.7%

CERTIFICATES OF DEPOSIT 0.2%
Credit Suisse AG
0.698% due 01/28/2016	$400	400
Intesa Sanpaolo SpA
1.701% due 04/11/2016	300	300

		700

REPURCHASE AGREEMENTS (d) 0.5%
		1,404

Total Short-Term Instruments (Cost $2,104)		2,104

Total Investments in Securities (Cost $247,029)		239,103

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2015

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 20.0%

SHORT-TERM INSTRUMENTS 20.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 20.0%
PIMCO Short-Term Floating NAV Portfolio III	6,023,208	$59,473

Total Short-Term Instruments (Cost $59,708)		59,473

Total Investments in Affiliates (Cost $59,708)		59,473

Total Investments 100.3% (Cost $306,737)		$298,576

Financial Derivative Instruments (e)(g) 0.0% (Cost or Premiums, net $(408))		34

Other Assets and Liabilities, net (0.3%)		(952)

Net Assets 100.0%		$297,658

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Interest only security.
(b)	Principal amount of security is adjusted for inflation.
(c)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.010%	12/31/2015	01/04/2016	$1,404	Fannie Mae 2.140% due 11/07/2022	$(1,432)	$1,404	$1,404

Total Repurchase Agreements						$(1,432)	$1,404	$1,404

(1)	Includes accrued interest.

SHORT SALES:

SHORT SALES ON U.S. GOVERNMENT AGENCIES*:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
Fannie Mae, TBA	4.000%	01/01/2046	$ 3,000	$(3,180)	$(3,174)
Fannie Mae, TBA	4.500	01/01/2046	7,000	(7,557)	(7,559)
Fannie Mae, TBA	4.500	02/01/2046	5,000	(5,386)	(5,391)

Total Short Sales				$(16,123)	$(16,124)

*	Short Sales shown are To-Be-Announced (“TBA”) securities which are not subject to collateral pledging under the terms of any master agreements.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2015	17

Schedule of Investments PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of December 31, 2015:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (2)
Global/Master Repurchase Agreement
SSB	$1,404	$0	$0	$1,404	$(1,432)	$(28)

Total Borrowings and Other Financing Transactions	$1,404	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOT U.S. Treasury 10-Year Note March Futures	$109.000	02/19/2016	47	$0	$1

Total Purchased Options				$0	$1

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Australia Government 3-Year Note March Futures	Long	03/2016	20	$4	$0	$(2)
Australia Government 10-Year Bond March Futures	Long	03/2016	13	4	0	(12)
Euro-Bobl March Futures	Long	03/2016	122	19	5	0
Euro-BONO March Future	Long	03/2016	26	(10)	18	0
Euro-BTP Italy Government Bond March Futures	Short	03/2016	64	26	0	(43)
Euro-Bund 10-Year Bond March Futures	Short	03/2016	73	(19)	0	(3)
Euro-Buxl 30-Year Bond March Futures	Short	03/2016	1	3	0	(1)
Euro-OAT France Government 10-Year Bond March Futures	Long	03/2016	106	44	24	0
Euro-Schatz March Futures	Long	03/2016	84	8	2	0
Japan Government 10-Year Bond March Futures	Long	03/2016	14	35	0	(1)
U.S. Treasury 5-Year Note March Futures	Long	03/2016	14	(3)	2	0
U.S. Treasury 10-Year Note March Futures	Long	03/2016	349	(73)	104	0
U.S. Treasury Ultra Long-Term Bond March Futures	Short	03/2016	2	(1)	0	(2)
United Kingdom Long Gilt March Futures	Short	03/2016	44	11	48	(22)

Total Futures Contracts				$48	$203	$(86)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount (2)	Market Value (3)	Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
CDX.HY-24 5-Year Index	5.000%	06/20/2020	$1,683	$66	$(52)	$2	$0
CDX.HY-25 5-Year Index	5.000	12/20/2020	5,100	71	(26)	8	0
CDX.IG-25 5-Year Index	1.000	12/20/2020	18,700	110	(37)	3	0
iTraxx Europe Main 24 5-Year Index	1.000	12/20/2020	EUR 24,100	302	(61)	10	0
iTraxx Senior 24 5-Year Index	1.000	12/20/2020	4,100	52	4	0	(2)

				$601	$(172)	$23	$(2)

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2015

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Pay	3-Month CHF-LIBOR	0.050%	03/16/2026	CHF	1,400	$(34)	$(33)	$0	$(3)
Pay	3-Month SEK-LIBOR	1.013	01/23/2025	SEK	600	(2)	(2)	0	0
Pay	3-Month SEK-LIBOR	1.023	01/23/2025		500	(2)	(2)	0	0
Pay	3-Month SEK-LIBOR	1.033	01/23/2025		500	(2)	(2)	0	0
Pay	3-Month SEK-LIBOR	1.036	01/23/2025		600	(2)	(2)	0	0
Receive	3-Month USD-LIBOR	2.250	12/16/2022	$	17,100	(333)	(111)	0	(43)
Receive	3-Month USD-LIBOR	1.250	12/16/2016		2,400	(11)	(2)	0	0
Receive	3-Month USD-LIBOR*	1.300	05/06/2017		89,400	(197)	(173)	0	(21)
Receive	3-Month USD-LIBOR	1.500	12/16/2017		43,300	(317)	(126)	0	(10)
Receive	3-Month USD-LIBOR	2.038	08/31/2022		1,700	(11)	(11)	0	(4)
Receive	3-Month USD-LIBOR	2.000	08/31/2022		3,800	(17)	(9)	0	(9)
Receive	3-Month USD-LIBOR	2.250	12/16/2022		27,900	(595)	(716)	0	(89)
Receive	3-Month USD-LIBOR	2.300	01/13/2023		3,300	(69)	(56)	0	(8)
Receive	3-Month USD-LIBOR	2.500	12/16/2025		12,700	(390)	(531)	0	(53)
Receive	3-Month USD-LIBOR*	2.250	06/15/2026		17,700	119	50	0	(63)
Pay	3-Month ZAR-JIBAR	8.500	03/16/2026	ZAR	10,600	(47)	(45)	0	(10)
Receive	6-Month AUD-BBR-BBSW*	3.250	06/17/2026	AUD	600	(4)	1	5	0
Pay	6-Month EUR-EURIBOR*	0.493	03/16/2021	EUR	17,500	112	112	3	0
Pay	6-Month EUR-EURIBOR	0.500	03/16/2021		7,400	50	(61)	1	0
Pay	6-Month EUR-EURIBOR	1.000	11/30/2025		2,500	6	(35)	0	(2)
Pay	6-Month EUR-EURIBOR*	1.000	03/16/2026		5,000	(22)	(20)	0	(4)
Receive	6-Month EUR-EURIBOR	1.564	11/30/2045		500	6	26	1	0
Receive	6-Month GBP-LIBOR	1.500	03/16/2018	GBP	2,800	(26)	(18)	1	0
Receive	6-Month GBP-LIBOR	1.750	09/16/2018		5,600	(55)	(59)	4	0
Pay	6-Month GBP-LIBOR	1.750	03/16/2021		4,700	33	(5)	0	(11)
Pay	6-Month GBP-LIBOR*	2.000	03/16/2026		3,600	(18)	(80)	0	(19)
Receive	6-Month GBP-LIBOR	2.250	03/16/2046		1,000	(29)	(33)	11	0
Pay	6-Month JPY-LIBOR	0.150	03/22/2018	JPY	4,450,000	31	16	0	(1)
Receive	6-Month JPY-LIBOR	0.500	09/17/2021		500,000	(77)	(8)	0	0
Pay	6-Month JPY-LIBOR	1.000	12/18/2025		670,000	322	43	1	0
Pay	6-Month JPY-LIBOR	1.500	06/19/2033		2,340,000	2,042	1,754	0	(3)
Pay	6-Month JPY-LIBOR	1.250	06/17/2035		150,000	65	40	0	0
Pay	6-Month JPY-LIBOR	1.500	12/20/2044		590,000	381	117	0	(9)
Pay	28-Day MXN-TIIE	4.300	09/01/2016	MXN	61,600	13	4	1	0
Pay	28-Day MXN-TIIE	4.340	09/28/2017		34,300	2	(3)	2	0
Pay	28-Day MXN-TIIE	4.195	10/05/2017		26,300	(2)	(1)	1	0
Pay	28-Day MXN-TIIE	4.130	10/17/2017		80,500	(13)	1	4	0
Pay	28-Day MXN-TIIE	4.260	10/31/2017		57,800	(4)	(4)	3	0
Pay	28-Day MXN-TIIE	5.010	10/10/2019		23,600	(4)	5	3	0
Pay	28-Day MXN-TIIE	5.615	06/02/2020		49,900	33	15	4	0
Pay	28-Day MXN-TIIE	5.620	11/09/2021		1,100	0	0	0	0
Pay	28-Day MXN-TIIE	5.560	11/11/2021		1,600	(1)	(1)	0	0
Pay	28-Day MXN-TIIE	5.860	11/22/2022		29,400	(13)	(13)	4	0

						$918	$22	$49	$(362)

Total Swap Agreements						$1,519	$(150)	$72	$(364)

*	This security has a forward starting effective date. See Note 2a for further information.

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2015:

(f)	Securities with an aggregate market value of $2,036 and cash of $4,184 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2015. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$1	$203	$72	$276	$0	$(86)	$(364)	$(450)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2015	19

Schedule of Investments PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) (Cont.)

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
AZD	01/2016	$		571		MYR	2,358	$0	$(25)

BOA	01/2016		BRL	1,007	$		260	6	0
	01/2016		DKK	16,705			2,374	0	(59)
	01/2016		EUR	3,810			4,062	0	(78)
	01/2016		GBP	668			1,007	22	0
	01/2016		SEK	4,060			468	0	(13)
	01/2016	$		258		BRL	1,007	0	(3)
	01/2016			12,067		CAD	16,758	44	0
	01/2016			76,488		EUR	69,611	0	(839)
	01/2016			2,417		INR	160,991	9	0
	02/2016		CAD	16,758	$		12,068	0	(44)
	02/2016		DKK	27,190			3,983	20	0
	02/2016		EUR	69,611			76,543	841	0
	02/2016		THB	20,366			567	2	0
	04/2016		DKK	1,302			193	3	0
	07/2016			14,749			2,227	66	0
	09/2016		CNH	794			120	2	0

BPS	01/2016		BRL	11,342			2,905	38	0
	01/2016		DKK	7,675			1,194	77	0
	01/2016	$		2,903		BRL	11,342	0	(36)
	01/2016			342		KRW	403,697	1	0
	02/2016		BRL	11,342	$		2,874	35	0
	02/2016		TWD	19,718			608	10	0
	09/2016		CNH	7,530			1,139	23	0

BRC	01/2016		IDR	3,094,680			222	0	(1)
	01/2016		RUB	15,300			227	18	0
	01/2016	$		2,074		INR	137,508	0	(1)
	02/2016		INR	29,203	$		432	0	(6)
	02/2016		TWD	11,786			355	0	(2)
	03/2016	$		191		MXN	3,300	0	(1)
	09/2016		CNH	1,729	$		260	3	0

CBK	01/2016		CHF	492			479	0	(12)
	01/2016		EUR	3,505			3,782	14	(41)
	01/2016		KRW	1,147			1	0	0
	01/2016		MYR	1,825			422	0	(1)
	01/2016	$		163		CNH	1,039	0	(5)
	01/2016			10,916		EUR	10,290	266	0
	01/2016			137		KRW	158,851	0	(2)
	02/2016		EUR	608	$		665	4	0
	02/2016		HKD	251			32	0	0
	09/2016		CNH	865			130	2	0

DUB	01/2016		BRL	13,664			3,470	17	0
	01/2016		CNY	149			23	0	0
	01/2016		DKK	2,457			382	24	0
	01/2016		KRW	249,224			217	5	0
	01/2016	$		3,495		BRL	13,664	0	(41)
	02/2016		BRL	3,010	$		761	7	0
	02/2016	$		221		BRL	869	0	(4)

FBF	01/2016		BRL	4,109	$		1,052	14	0
	01/2016		KRW	2,289			2	0	0
	01/2016	$		1,061		BRL	4,109	0	(22)

GLM	01/2016		EUR	4,244	$		4,517	0	(95)
	01/2016		JPY	407,139			3,333	0	(54)
	01/2016	$		732		EUR	674	1	0
	01/2016			151		GBP	100	0	(4)
	01/2016			86		INR	5,768	1	0
	01/2016			50		KRW	56,623	0	(2)

HUS	01/2016		BRL	136	$		35	1	0
	01/2016		EUR	68,784			73,301	0	(1,450)
	01/2016	$		35		BRL	136	0	(1)
	09/2016		CNH	864	$		130	2	0

JPM	01/2016		BRL	3,241			1,100	281	0
	01/2016		CAD	8,516			6,391	236	0
	01/2016		DKK	12,030			1,757	11	(6)

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2015

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	01/2016		INR	104,581	$		1,574	$0	$(2)
	01/2016		KRW	1,998,684			1,710	10	0
	01/2016		NZD	3,442			2,281	0	(73)
	01/2016	$		6,930		AUD	9,533	16	0
	01/2016			830		BRL	3,241	0	(11)
	01/2016			2,987		EUR	2,751	13	(11)
	01/2016			24,120		GBP	16,253	0	(159)
	01/2016			1,499		INR	100,312	13	0
	01/2016			704		KRW	812,315	2	(15)
	02/2016		AUD	9,533	$		6,921	0	(16)
	02/2016		EUR	1,918			2,105	19	0
	02/2016		GBP	16,254			24,121	158	0
	02/2016		IDR	7,133,205			499	0	(8)
	02/2016		NZD	2,275			1,554	0	0
	02/2016		SGD	870			614	2	0
	04/2016		DKK	1,298			193	3	0
	09/2016		CNH	14,076			2,129	42	0
	09/2016	$		530		CNH	3,458	0	(17)
	10/2016		DKK	44,085	$		6,707	223	0

MSB	01/2016			2,530			387	19	0
	01/2016		GBP	16,101			24,274	538	0
	01/2016	$		1,184		JPY	143,339	9	0
	01/2016			111		KRW	128,864	0	(1)
	01/2016			110		MYR	462	0	(3)
	01/2016			216		RUB	15,300	0	(7)
	02/2016		JPY	88,639	$		733	0	(5)
	04/2016		RUB	15,300			211	7	0

NAB	01/2016		AUD	9,533			6,858	0	(88)

NGF	03/2016		MXN	103,687			5,948	0	(39)

SCX	01/2016		CAD	8,242			6,166	209	0
	01/2016		INR	68,326			1,029	0	(1)
	01/2016		MYR	11,749			2,679	0	(44)
	01/2016		TRY	2,279			772	0	(6)
	02/2016		IDR	2,973,610			206	0	(5)
	02/2016		SGD	923			655	6	0

SOG	01/2016		IDR	3,585,150			257	0	(1)
	01/2016		INR	16,208			244	0	0
	01/2016		KRW	573,786			497	9	0
	01/2016	$		605		MYR	2,591	0	(5)
	02/2016		TWD	10,162	$		307	0	(1)

UAG	01/2016		BRL	1,496			387	9	0
	01/2016		EUR	3,357			3,614	0	(34)
	01/2016		NOK	2,075			239	4	0
	01/2016	$		383		BRL	1,496	0	(5)
	01/2016			410		EUR	374	0	(4)
	01/2016			625		GBP	415	0	(13)
	01/2016			75		INR	5,031	1	0
	01/2016			2,150		JPY	263,800	45	0
	01/2016			370		KRW	424,737	0	(9)
	01/2016			505		MYR	2,098	0	(19)
	01/2016			784		NZD	1,167	14	0
	02/2016			383		BRL	1,496	0	(9)
	07/2016		DKK	7,374	$		1,110	30	0
	09/2016		CNH	2,254			341	7	0
	09/2016	$		3,627		CNH	23,647	0	(120)

Total Forward Foreign Currency Contracts								$3,514	$(3,579)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Cost	Market Value
DUB	Call - OTC USD versus BRL	BRL	4.000	03/28/2016	$400	$18	$21

FBF	Call - OTC USD versus BRL		4.000	03/28/2016	1,900	83	101

GLM	Call - OTC USD versus JPY	JPY	125.100	01/27/2016	1,400	10	1

SCX	Call - OTC USD versus CNY	CNY	6.520	10/31/2016	66	20	46

						$131	$169

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2015	21

Schedule of Investments PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) (Cont.)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount		Cost	Market Value
JPM	Put - OTC Fannie Mae 3.000% due 02/01/2046	$70.000	02/04/2016	$	3,000	$0	$0
	Put - OTC Fannie Mae 3.500% due 02/01/2046	73.000	02/04/2016		4,000	1	0
	Call - OTC Fannie Mae 4.000% due 02/01/2046	124.000	02/04/2016		3,000	0	0

						$1	$0

Total Purchased Options						$132	$169

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC CDX.IG-25 5-Year Index	Sell	0.950%	01/20/2016	$	1,500	$(3)	$(1)

BRC	Put - OTC CDX.IG-25 5-Year Index	Sell	0.950	01/20/2016		2,200	(4)	(2)

CBK	Put - OTC CDX.IG-25 5-Year Index	Sell	0.950	01/20/2016		800	(2)	(1)

GST	Call - OTC CDX.IG-25 5-Year Index	Buy	0.700	01/20/2016		3,900	(2)	0
	Put - OTC CDX.IG-25 5-Year Index	Sell	0.900	01/20/2016		3,900	(7)	(6)

							$(18)	$(10)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Premiums (Received)	Market Value
AZD	Call - OTC USD versus CNY	CNY	7.000	11/01/2016	$500	$(6)	$(8)

CBK	Call - OTC USD versus RUB	RUB	71.500	03/09/2016	300	(6)	(14)

DUB	Put - OTC USD versus BRL	BRL	3.800	03/28/2016	400	(8)	(6)
	Call - OTC USD versus BRL		4.300	03/28/2016	400	(8)	(10)

FBF	Put - OTC USD versus BRL		3.800	03/28/2016	1,900	(41)	(29)
	Call - OTC USD versus BRL		4.300	03/28/2016	1,900	(39)	(49)

GLM	Put - OTC USD versus JPY	JPY	117.350	01/27/2016	2,800	(20)	(6)
	Put - OTC USD versus KRW	KRW	1,092.500	01/20/2016	200	(2)	0

HUS	Call - OTC USD versus CNY	CNY	6.600	02/05/2016	500	(6)	(3)

JPM	Call - OTC USD versus CNY		6.600	02/05/2016	460	(5)	(3)
	Put - OTC USD versus KRW	KRW	1,082.500	01/19/2016	600	(5)	0
	Put - OTC USD versus KRW		1,092.500	01/20/2016	700	(5)	0

MSB	Call - OTC USD versus RUB	RUB	70.000	02/02/2016	400	(7)	(18)

SOG	Call - OTC USD versus CNY	CNY	7.000	11/01/2016	1,100	(13)	(18)

						$(171)	$(164)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BRC	Call - OTC 5-Year Interest Rate Swap *	6-Month EUR-EURIBOR	Receive	0.400%	04/29/2016	EUR	3,000	$(11)	$0
	Put - OTC 5-Year Interest Rate Swap *	6-Month EUR-EURIBOR	Pay	1.400	04/29/2016		3,000	(26)	(64)
	Call - OTC 10-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	1.700	03/10/2016	GBP	2,700	(21)	(9)
	Put - OTC 10-Year Interest Rate Swap	6-Month GBP-LIBOR	Pay	2.250	03/10/2016		2,700	(15)	(17)
	Call - OTC 30-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	1.800	01/12/2016		1,800	(31)	0
	Put - OTC 30-Year Interest Rate Swap	6-Month GBP-LIBOR	Pay	2.400	01/12/2016		1,800	(29)	0

JPM	Call - OTC 10-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	1.750	02/01/2016		2,900	(21)	(3)
	Put - OTC 10-Year Interest Rate Swap	6-Month GBP-LIBOR	Pay	2.300	02/01/2016		2,900	(20)	(3)

								$(174)	$(96)

Total Written Options								$(363)	$(270)

*	This security has a forward starting effective date. See Note 2a for further information.

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2015

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED DECEMBER 31, 2015:

	# of Contracts	Notional Amount in $	Notional Amount in AUD		Notional Amount in EUR		Notional Amount in GBP		Notional Amount in NZD		Premiums
Balance at Beginning of Period	0	$20,900	AUD	0	EUR	7,900	GBP	1,800	NZD	0	$(443)
Sales	26	67,860		3,400		78,550		29,600		6,400	(986)
Closing Buys	0	(19,400)		0		(26,500)		(4,100)		(6,400)	421
Expirations	(13)	(40,600)		(3,400)		(47,730)		(10,000)		0	484
Exercised	(13)	(4,300)		0		(6,220)		(2,500)		0	161

Balance at End of Period	0	$24,460	AUD	0	EUR	6,000	GBP	14,800	NZD	0	$(363)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION (1)

Counterparty	Reference Entity	Fixed (Pay) Rate	Maturity Date	Implied Credit Spread at December 31, 2015 (3)	Notional Amount (4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Commerzbank AG	(1.000%)	12/20/2023	2.232%	$	1,300	$133	$(23)	$110	$0
	Universal Health Services, Inc.	(1.250%)	06/20/2016	0.137		1,000	0	(6)	0	(6)
	Wind Acquisition Finance S.A.	(5.000%)	06/20/2021	4.129	EUR	600	(82)	53	0	(29)

BRC	Navient Corp.	(5.000%)	03/20/2019	5.367	$	1,100	(82)	91	9	0
	Springleaf Finance Corp.	(5.000%)	06/20/2020	3.286		400	(38)	10	0	(28)
	UBS AG	(1.000%)	09/20/2022	1.543		750	22	3	25	0

CBK	UBS AG	(1.000%)	09/20/2022	1.543		800	43	(17)	26	0

MYC	UBS AG	(1.000%)	03/20/2017	0.922		850	(1)	0	0	(1)

							$(5)	$111	$170	$(64)

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION (2)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2015 (3)	Notional Amount (4)		Premiums (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Brazil Government International Bond	1.000%	03/20/2019	4.263%	$	300	$(15)	$(14)	$0	$(29)
	Brazil Government International Bond	1.000%	09/20/2019	4.461		100	(3)	(8)	0	(11)
	France Government International Bond	0.250%	03/20/2020	0.195		1,000	(7)	9	2	0
	Volkswagen International Finance NV	1.000%	12/20/2016	1.169	EUR	600	(3)	2	0	(1)

BRC	France Government International Bond	0.250%	03/20/2020	0.195	$	300	(2)	3	1	0
	Russia Government International Bond	1.000%	09/20/2016	1.591		500	(7)	5	0	(2)

CBK	Brazil Government International Bond	1.000%	03/20/2019	4.263		100	(4)	(6)	0	(10)
	France Government International Bond	0.250%	03/20/2020	0.195		200	(2)	2	0	0
	France Government International Bond	0.250%	06/20/2020	0.212		200	(1)	1	0	0
	Tesco PLC	1.000%	12/20/2020	2.886	EUR	300	(25)	(3)	0	(28)

DUB	Brazil Government International Bond	1.000%	03/20/2019	4.263	$	300	(13)	(16)	0	(29)
	Italy Government International Bond	1.000%	06/20/2019	0.691		100	(1)	2	1	0

FBF	Tesco PLC	1.000%	12/20/2020	2.886	EUR	100	(8)	(1)	0	(9)

GST	France Government International Bond	0.250%	03/20/2020	0.195	$	1,600	(14)	18	4	0
	France Government International Bond	0.250%	06/20/2020	0.212		200	(1)	1	0	0

HUS	Brazil Government International Bond	1.000%	06/20/2019	4.369		100	(2)	(9)	0	(11)
	Brazil Government International Bond	1.000%	09/20/2019	4.461		100	(3)	(8)	0	(11)
	France Government International Bond	0.250%	03/20/2020	0.195		300	(2)	3	1	0
	Russia Government International Bond	1.000%	09/20/2016	1.591		500	(6)	4	0	(2)

JPM	Brazil Government International Bond	1.000%	03/20/2019	4.263		200	(8)	(11)	0	(19)
	France Government International Bond	0.250%	03/20/2020	0.195		600	(4)	5	1	0
	France Government International Bond	0.250%	06/20/2020	0.212		300	(2)	3	1	0
	Tesco PLC	1.000%	12/20/2020	2.886	EUR	800	(69)	(6)	0	(75)

MYC	Brazil Government International Bond	1.000%	03/20/2019	4.263	$	100	(4)	(6)	0	(10)
	Brazil Government International Bond	1.000%	09/20/2019	4.461		100	(3)	(8)	0	(11)
	France Government International Bond	0.250%	03/20/2020	0.195		700	(4)	6	2	0
	Tesco PLC	1.000%	12/20/2020	2.886	EUR	200	(16)	(3)	0	(19)

							$(229)	$(35)	$13	$(277)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2015	23

Schedule of Investments PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) (Cont.)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION (1)

Counterparty	Index/Tranches	Fixed (Pay) Rate	Maturity Date	Notional Amount (4)		Premiums Paid	Unrealized Appreciation	Swap Agreements, at Value (5)
								Asset	Liability
BOA	iTraxx Europe Subordinated 23 5-Year Index	(1.000%)	12/20/2020	EUR	300	$7	$2	$9	$0

BPS	iTraxx Europe Subordinated 23 5-Year Index	(1.000)	12/20/2020		100	2	1	3	0

BRC	iTraxx Europe Subordinated 23 5-Year Index	(1.000)	12/20/2020		500	11	3	14	0

						$20	$6	$26	$0

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

CROSS-CURRENCY SWAPS

Counterparty	Receive	Pay	Maturity Date (6)	Notional Amount of Currency Received		Notional Amount of Currency Delivered	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Floating rate equal to 3-Month EUR-EURIBOR less 0.100% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	03/16/2021	EUR	6,700	$7,350	$(22)	$40	$18	$0
	Floating rate equal to 3-Month EUR-EURIBOR less 0.200% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	03/16/2026		590	640	2	8	10	0
	Floating rate equal to 3-Month EUR-EURIBOR less 0.200% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	06/15/2026		2,700	2,875	(13)	109	96	0

BPS	Floating rate equal to 3-Month EUR-EURIBOR less 0.100% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	12/16/2020		7,100	7,696	9	97	106	0
	Floating rate equal to 3-Month EUR-EURIBOR less 0.100% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	03/16/2021		6,470	7,098	(5)	22	17	0

CBK	Floating rate equal to 3-Month EUR-EURIBOR less 0.100% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	03/16/2021		2,400	2,633	(8)	14	6	0
	Floating rate equal to 3-Month EUR-EURIBOR less 0.200% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	03/16/2026		6,190	6,710	76	26	102	0

DUB	Floating rate equal to 3-Month EUR-EURIBOR less 0.100% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	03/16/2021		2,000	2,194	(2)	7	5	0
	Floating rate equal to 3-Month EUR-EURIBOR less 0.200% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	06/15/2026		1,600	1,698	(1)	64	63	0

24	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2015

Counterparty	Receive	Pay	Maturity Date (6)	Notional Amount of Currency Received		Notional Amount of Currency Delivered	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
GLM	Floating rate equal to 3-Month EUR-EURIBOR less 0.200% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	03/16/2026	EUR	300	$ 325	$5	$0	$5	$0

MYC	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency received	Floating rate equal to 3-Month JPY-LIBOR less 0.9075% based on the notional amount of currency delivered	03/16/2021	$	1,065	JPY 130,000	(10)	(3)	0	(13)

							$31	$384	$428	$(13)

(6)	At the maturity date, the notional amount of the currency received will be exchanged back for the notional amount of the currency delivered.

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	3-Month KRW-KWCDC	1.860%	12/01/2020	KRW	1,607,700	$0	$9	$9	$0

CBK	Pay	3-Month KRW-KWCDC	1.863	12/01/2020		996,500	0	6	6	0

DUB	Pay	3-Month KRW-KWCDC	1.860	12/01/2020		4,823,100	0	26	26	0

GLM	Receive	1-Year BRL-CDI	16.150	01/04/2021	BRL	8,200	4	10	14	0

JPM	Pay	1-Year BRL-CDI	11.320	01/04/2016		3,300	0	(6)	0	(6)

MYC	Receive	1-Year BRL-CDI	16.150	01/04/2021		1,900	2	1	3	0

NGF	Pay	3-Month KRW-KWCDC	1.863	12/01/2020	KRW	1,607,700	0	9	9	0

							$6	$55	$67	$(6)

VOLATILITY SWAPS

Counterparty	Pay/Receive Volatility	Reference Entity	Volatility Strike	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
DUB	Pay	EUR versus CHF 1-Year ATM Implied Volatility	8.350%	08/16/2016	CHF	6	$0	$10	$10	$0
	Pay	EUR versus CHF 1-Year ATM Implied Volatility	8.450	08/16/2016		3	0	5	5	0
	Pay	EUR versus CHF 1-Year ATM Implied Volatility	8.650	08/16/2016		3	0	6	6	0
	Pay	EUR versus CHF 1-Year ATM Implied Volatility	8.700	08/16/2016		3	0	6	6	0
	Pay	EUR versus CHF 1-Year ATM Implied Volatility	8.800	08/16/2016		3	0	6	6	0
	Pay	EUR versus CHF 1-Year ATM Implied Volatility	9.000	08/16/2016		3	0	7	7	0
	Pay	EUR versus CHF 1-Year ATM Implied Volatility	8.400	12/06/2016		2	0	2	2	0
	Receive	USD versus CHF 1-Year ATM Implied Volatility	10.250	08/16/2016		3	0	0	0	0
	Receive	USD versus CHF 1-Year ATM Implied Volatility	10.450	08/16/2016		3	0	0	0	0
	Receive	USD versus CHF 1-Year ATM Implied Volatility	10.550	08/16/2016		6	0	(1)	0	(1)
	Receive	USD versus CHF 1-Year ATM Implied Volatility	10.900	08/16/2016		3	0	(3)	0	(3)
	Receive	USD versus CHF 1-Year ATM Implied Volatility	11.200	08/16/2016		6	0	(7)	0	(7)
	Receive	USD versus CHF 1-Year ATM Implied Volatility	10.800	12/06/2016		2	0	(1)	0	(1)

							$0	$30	$42	$(12)

Total Swap Agreements							$(177)	$551	$746	$(372)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2015	25

Schedule of Investments PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of December 31, 2015:

(h)	Securities with an aggregate market value of $1,967 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2015.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (7)
AZD	$0	$0	$0	$0	$(25)	$(8)	$0	$(33)	$(33)	$0	$(33)
BOA	1,015	0	254	1,269	(1,036)	(1)	(76)	(1,113)	156	0	156
BPS	184	0	126	310	(36)	0	0	(36)	274	(320)	(46)
BRC	21	0	49	70	(11)	(92)	(30)	(133)	(63)	0	(63)
CBK	286	0	140	426	(61)	(15)	(38)	(114)	312	(470)	(158)
DUB	53	21	137	211	(45)	(16)	(41)	(102)	109	(106)	3
FBF	14	101	0	115	(22)	(78)	(9)	(109)	6	0	6
GLM	2	1	19	22	(155)	(6)	0	(161)	(139)	0	(139)
GST	0	0	4	4	0	(6)	0	(6)	(2)	0	(2)
HUS	3	0	1	4	(1,451)	(3)	(24)	(1,478)	(1,474)	1,933	459
JPM	1,029	0	2	1,031	(318)	(9)	(100)	(427)	604	(710)	(106)
MSB	573	0	0	573	(16)	(18)	0	(34)	539	(310)	229
MYC	0	0	5	5	0	0	(54)	(54)	(49)	0	(49)
NAB	0	0	0	0	(88)	0	0	(88)	(88)	0	(88)
NGF	0	0	9	9	(39)	0	0	(39)	(30)	0	(30)
SCX	215	46	0	261	(56)	0	0	(56)	205	(270)	(65)
SOG	9	0	0	9	(7)	(18)	0	(25)	(16)	0	(16)
UAG	110	0	0	110	(213)	0	0	(213)	(103)	0	(103)

Total Over the Counter	$3,514	$169	$746	$4,429	$(3,579)	$(270)	$(372)	$(4,221)

(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$1	$1
Futures	0	0	0	0	203	203
Swap Agreements	0	23	0	0	49	72

	$0	$23	$0	$0	$253	$276

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,514	$0	$3,514
Purchased Options	0	0	0	169	0	169
Swap Agreements	0	209	0	470	67	746

	$0	$209	$0	$4,153	$67	$4,429

	$0	$232	$0	$4,153	$320	$4,705

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$86	$86
Swap Agreements	0	2	0	0	362	364

	$0	$2	$0	$0	$448	$450

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,579	$0	$3,579
Written Options	0	10	0	164	96	270
Swap Agreements	0	341	0	25	6	372

	$0	$351	$0	$3,768	$102	$4,221

	$0	$353	$0	$3,768	$550	$4,671

26	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2015

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended December 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$3	$3
Futures	0	0	0	0	(145)	(145)
Swap Agreements	0	32	0	0	984	1,016

	$0	$32	$0	$0	$842	$874

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$14,325	$0	$14,325
Purchased Options	0	(21)	0	37	(81)	(65)
Written Options	0	115	0	401	197	713
Swap Agreements	0	(52)	0	(2,122)	(665)	(2,839)

	$0	$42	$0	$12,641	$(549)	$12,134

	$0	$74	$0	$12,641	$293	$13,008

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$(110)	$0	$0	$0	$(98)	$(208)
Swap Agreements	0	(172)	0	0	(1,133)	(1,305)

	$(110)	$(172)	$0	$0	$(1,231)	$(1,513)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(3,130)	$0	$(3,130)
Purchased Options	0	0	0	(30)	42	12
Written Options	0	(3)	0	5	71	73
Swap Agreements	0	84	0	865	57	1,006

	$0	$81	$0	$(2,290)	$170	$(2,039)

	$(110)	$(91)	$0	$(2,290)	$(1,061)	$(3,552)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2015	27

Schedule of Investments PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) (Cont.)

December 31, 2015

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2015 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2015
Investments in Securities, at Value
Australia
Non-Agency Mortgage-Backed Securities	$0	$26	$0	$26
Sovereign Issues	0	576	0	576
Brazil
Corporate Bonds & Notes	0	1,095	0	1,095
Canada
Corporate Bonds & Notes	0	496	0	496
Non-Agency Mortgage-Backed Securities	0	962	0	962
Sovereign Issues	0	9,883	0	9,883
Cayman Islands
Asset-Backed Securities	0	1,519	0	1,519
China
Corporate Bonds & Notes	0	207	0	207
Denmark
Corporate Bonds & Notes	0	16,044	0	16,044
France
Corporate Bonds & Notes	0	2,112	0	2,112
Non-Agency Mortgage-Backed Securities	0	852	0	852
Sovereign Issues	0	9,652	0	9,652
Germany
Corporate Bonds & Notes	0	4,922	0	4,922
Sovereign Issues	0	1,134	0	1,134
Greece
Corporate Bonds & Notes	0	1,046	0	1,046
Sovereign Issues	0	800	0	800
Hong Kong
Corporate Bonds & Notes	0	203	0	203
Ireland
Asset-Backed Securities	0	916	0	916
Corporate Bonds & Notes	0	4,169	0	4,169
Non-Agency Mortgage-Backed Securities	0	737	0	737
Italy
Asset-Backed Securities	0	36	0	36
Corporate Bonds & Notes	0	1,372	0	1,372
Non-Agency Mortgage-Backed Securities	0	1,445	0	1,445
Sovereign Issues	0	25,891	0	25,891
Japan
Corporate Bonds & Notes	0	1,713	0	1,713
Jersey, Channel Islands
Asset-Backed Securities	0	578	0	578
Luxembourg
Corporate Bonds & Notes	0	2,595	0	2,595
Mexico
Sovereign Issues	0	5,651	0	5,651
Netherlands
Asset-Backed Securities	0	914	0	914
Corporate Bonds & Notes	0	4,221	0	4,221
Norway
Corporate Bonds & Notes	0	1,006	0	1,006
Sovereign Issues	0	634	0	634
Portugal
Corporate Bonds & Notes	0	364	0	364
Slovenia
Sovereign Issues	0	7,605	0	7,605

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2015
Spain
Corporate Bonds & Notes	$0	$619	$0	$619
Sovereign Issues	0	18,472	0	18,472
Supranational
Corporate Bonds & Notes	0	1,169	0	1,169
Sweden
Corporate Bonds & Notes	0	627	0	627
Sovereign Issues	0	162	0	162
Switzerland
Corporate Bonds & Notes	0	2,332	0	2,332
Sovereign Issues	0	458	0	458
United Kingdom
Asset-Backed Securities	0	109	0	109
Corporate Bonds & Notes	0	7,145	0	7,145
Non-Agency Mortgage-Backed Securities	0	4,470	0	4,470
Sovereign Issues	0	14,508	0	14,508
United States
Asset-Backed Securities	0	20,049	0	20,049
Bank Loan Obligations	0	600	0	600
Corporate Bonds & Notes	0	12,619	0	12,619
Municipal Bonds & Notes	0	132	0	132
Non-Agency Mortgage-Backed Securities	0	8,418	32	8,450
Preferred Securities	21	0	0	21
U.S. Government Agencies	0	10,325	0	10,325
U.S. Treasury Obligations	0	23,356	0	23,356
Short-Term Instruments
Certificates of Deposit	0	700	0	700
Repurchase Agreements	0	1,404	0	1,404
	$21	$239,050	$32	$239,103

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	59,473	0	0	59,473

Total Investments	$59,494	$239,050	$32	$298,576

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(16,124)	$0	$(16,124)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	203	73	0	276
Over the counter	0	4,429	0	4,429
	$203	$4,502	$0	$4,705

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(86)	(364)	0	(450)
Over the counter	0	(4,221)	0	(4,221)
	$(86)	$(4,585)	$0	$(4,671)

Totals	$59,611	$222,843	$32	$282,486

There were no significant transfers between Levels 1, 2, or 3 during the period ended December 31, 2015.

28	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Notes to Financial Statements

December 31, 2015

1. ORGANIZATION

The PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Institutional, Administrative and Advisor. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies are recorded as dividend income. Long-term capital gain distributions received from registered investment companies are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract (see Financial Derivative Instruments, if any). Realized foreign exchange gains or losses arising from sales of spot foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains and losses arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the Portfolio. Class

ANNUAL REPORT	DECEMBER 31, 2015	29

Notes to Financial Statements (Cont.)

specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Portfolio’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of transactions that may cause character differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed (overdistributed) net realized gains (losses) and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) New Accounting Pronouncements  In June 2014, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2014-11, that expanded secured borrowing accounting for certain repurchase agreements. The ASU also sets forth additional disclosure requirements for certain transactions accounted for as sales in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. The ASU became effective prospectively for annual periods beginning after December 15, 2014, and interim periods beginning after March 15, 2015. The Portfolio has adopted the ASU. The financial statements have been modified to provide enhanced disclosures surrounding secured borrowing transactions, if any. See the Notes to Schedule of Investments for additional details.

In August 2014, the FASB issued ASU 2014-15 requiring management to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the entity’s ability to continue as a going concern. The ASU is effective prospectively for annual periods ending after December 15, 2016, and interim periods thereafter. At this time, management is evaluating the implications of these changes on the financial statements.

In May 2015, the FASB issued ASU 2015-07 which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the NAV per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of the Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets attributable to the Portfolio or class, less any liabilities, by the total number of shares outstanding of the Portfolio or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Portfolio reserves the right to change the time its NAV is calculated if the Portfolio closes earlier, or as permitted by the SEC.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the

30	PIMCO VARIABLE INSURANCE TRUST

December 31, 2015

Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services or other pricing sources. With respect to any portion of the Portfolio’s assets that are invested in one or more open-end management investment companies (other than exchange-traded funds (“ETFs”)), a Portfolio’s NAV will be calculated based upon the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. Foreign (non-U.S.) exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board (“Valuation Oversight Committee”), generally based on recommendations provided by the Adviser. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

ANNUAL REPORT	DECEMBER 31, 2015	31

Notes to Financial Statements (Cont.)

When a Portfolio uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1 — Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers in and out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

32	PIMCO VARIABLE INSURANCE TRUST

December 31, 2015

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemption where the inputs to the NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Prior to July 31, 2015, short-term investments having a maturity of 60 days or less and repurchase agreements were generally valued at amortized cost which approximates fair value. Short-term debt instruments having a remaining maturity of 60 days or less are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. Other than swap agreements, which are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services or other pricing sources, these contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange (if available). For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered

Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

The validity of the fair value is reviewed by the Adviser on a periodic basis and may be amended in accordance with the Trust’s valuation procedures.

ANNUAL REPORT	DECEMBER 31, 2015	33

Notes to Financial Statements (Cont.)

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Portfolio. The tables below show the Portfolio’s transactions in and earnings from investments in these affiliated Funds for the period ended December 31, 2015 (amounts in thousands†):

Investments in PIMCO Short-Term Floating NAV Portfolio*

Market Value 12/31/2014	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2015	Dividend Income (1)	Realized Net Capital Gain Distributions (1)
$17	$0	$(17)	$0	$0	$0	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	Effective July 1, 2015, the Portfolio was liquidated.
(1)	A portion of this may be recharacterized to return of capital and reflected as such on tax forms mailed to shareholders on or about January 31st following each calendar year.

Investments in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2014	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2015	Dividend Income (1)	Realized Net Capital Gain Distributions (1)
$40,634	$181,666	$(162,600)	$(203)	$(24)	$59,473	$466	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	A portion of this may be recharacterized to return of capital and reflected as such on tax forms mailed to shareholders on or about January 31st following each calendar year.

(b) Investments in Securities

Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

Loan Participations, Assignments and Originations  The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by a Portfolio. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments from lenders it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Portfolio may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Portfolio may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio

34	PIMCO VARIABLE INSURANCE TRUST

December 31, 2015

to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Portfolio may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. As of December 31, 2015, the Portfolio had no unfunded loan commitments outstanding.

Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Portfolio’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the Portfolio may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in securities of U.S. Government

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Notes to Financial Statements (Cont.)

agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

The Portfolio may engage in strategies where it seeks to extend the expiration or maturity of a position, such as a To Be Announced (“TBA”) security on an underlying asset, by closing out the position before expiration and opening a new position with respect to the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statement of Assets and Liabilities as an asset or liability, respectively.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location of these instruments is described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for the receipt of collateral, which may result in interest expense to the Portfolio.

(b) Short Sales  The Portfolio may enter into short sales transactions. A short sale is a transaction in which the Portfolio sells securities it may not own in anticipation of a decline in the fair value of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio is obligated to deliver securities at the trade price at the time the short position is covered. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  The Portfolio may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of

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an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“Futures Variation Margin”). Gains or losses are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  The Portfolio may write or purchase options to enhance returns or to hedge an existing position or future investment. The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio, as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed.

Options on Exchange-Traded Futures Contracts  The Portfolio may write or purchase options on exchange-traded futures contracts (“Futures Option”) to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Credit Default Swaptions  The Portfolio may write or purchase credit default swaptions to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection to a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Interest Rate Swaptions  The Portfolio may write or purchase interest rate swaptions which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

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Notes to Financial Statements (Cont.)

Foreign Currency Options  The Portfolio may write or purchase foreign currency options. Purchasing foreign currency options gives the Portfolio the right, but not the obligation to buy or sell the currency with specified amounts of currency and a rate of exchange that may be exercised by a certain date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Options on Securities  The Portfolio may write or purchase options on securities. An option uses a specified security as the underlying instrument for the option contract. The Portfolio may write or purchase options to enhance returns or to hedge an existing position or future investment.

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are included within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

For purposes of applying the Portfolio’s investment policies and restrictions, swap agreements are generally valued by the Portfolio at market value. In the case of a credit default swap (see below), however, in applying certain of the Portfolio’s investment policies and restrictions, the Portfolio will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions. For example, the Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines (if any) because such value reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements  A Portfolio may use credit default swaps on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of

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protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

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Notes to Financial Statements (Cont.)

Cross-Currency Swap Agreements  The Portfolio may enter into cross-currency swap agreements to gain or mitigate exposure to currency risk. Cross-currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates. The exchange of currencies at the inception date of the contract takes place at the current spot rate. The re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties based on interest rates available in the two currencies at the inception of the contract. The terms of cross-currency swap contracts may extend for many years. Cross-currency swaps are usually negotiated with commercial and investment banks. Some cross-currency swaps may not provide for exchanging principal cash flows, but only for exchanging interest cash flows.

Interest Rate Swap Agreements  The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Volatility Swap Agreements  The Portfolio also may enter into forward volatility agreements, also known as volatility swaps. In a volatility swap, the counterparties agree to make payments in connection with changes in the volatility (i.e., the magnitude of change over a specified period of time) of an underlying referenced instrument, such as a currency, rate, index, security or other financial instrument. Volatility swaps permit the parties to attempt to hedge volatility risk and/or take positions on the projected future volatility of an underlying referenced instrument. For example, the Portfolio may enter into a volatility swap in order to take the position that the referenced instrument’s volatility will increase over a particular period of time. If the referenced instrument’s volatility does increase over the specified time, the Portfolio will receive payment from its counterparty based upon the amount by which the referenced instrument’s realized volatility level exceeds a volatility level agreed upon by the parties. If the referenced instrument’s volatility does not increase over the specified time, the Portfolio will make a payment to the counterparty based upon the amount by which the referenced instrument’s realized volatility level falls below the volatility level agreed upon by the parties. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price volatility of the referenced instrument and the strike multiplied by the notional amount. As a receiver of the realized price volatility, the Portfolio would receive the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would owe the payoff amount when the volatility is less than the strike. As a payer of the realized price volatility, the Portfolio would owe the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would receive the payoff amount when the volatility is less than the strike. Payments on a volatility swap will be greater if they are based upon the mathematical square of volatility (i.e., the measured volatility multiplied by itself, which is referred to as “variance”). This type of volatility swap is frequently referred to as a variance swap.

7. PRINCIPAL RISKS

In the normal course of business, the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in financial derivative instruments and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate

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changes can be sudden and unpredictable, and the Portfolio may lose money if these changes are not anticipated by the Portfolio’s management. The Portfolio may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Duration is a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. Convexity is an additional measure of interest rate sensitivity that measures the rate of change of duration in response to changes in interest rates. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). At present, the U.S. is experiencing historically low interest rates. The Portfolio may be subject to heightened interest rate risk because the Fed has ended its quantitative easing program and has begun, and may continue, to raise interest rates. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause the Portfolio to lose value. If the Portfolio lost enough value, the Portfolio could face increased redemptions by shareholders, which could further impair its performance.

To the extent that the Portfolio may invest in securities and instruments that are economically tied to Russia, the Portfolio is subject to various risks such as, but not limited to political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, and unpredictable taxation. Investments in Russia are particularly subject to the risk that further economic sanctions may be imposed by the United States and/or other countries. Such sanctions — which may impact companies in many sectors, including energy, financial services and defense, among others — may negatively impact the Portfolio’s performance and/or ability to achieve its investment objective. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, difficulties in obtaining accurate prices, a smaller market capitalization and a smaller number of traded securities. Settlement, clearing and registration of securities transactions are subject to risks, which may result in significant delays or problems in registering the transfer of securities, including issues with foreign nominee accounts held with custodian banks. It is possible that the ownership rights of the Portfolio could be lost through fraud or negligence. In addition, it may be difficult for the Portfolio to enforce any rights it may have in the event of loss of share registration. Adverse currency exchange rates are a risk and there may be a lack of available currency hedging instruments. Investments in Russia may be subject to the risk of nationalization or expropriation of assets. Oil, natural gas, metals, and timber account for a significant portion of Russia’s exports, leaving the country vulnerable to swings in world prices.

If the Portfolio invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivative instruments that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency-denominated securities may reduce the Portfolio’s returns.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges, where applicable. For financial derivative instruments traded on exchanges or clearinghouses, the primary credit risk is the creditworthiness of the Portfolio’s clearing broker or the exchange or clearinghouse itself. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivative instruments contract, repurchase agreement or a loan of portfolio securities, is

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Notes to Financial Statements (Cont.)

unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities and financial derivative instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. PIMCO, as the Adviser, minimizes counterparty risks to the Portfolio through a number of ways. Prior to entering into transactions with a new counterparty, the PIMCO Counterparty Risk Committee conducts an extensive credit review of such counterparty and must approve the use of such counterparty. Furthermore, pursuant to the terms of the underlying contract, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold, such counterparty shall advance collateral to the Portfolio in the form of cash or securities equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared over the counter (“OTC”) derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk is significantly reduced as creditors of an FCM cannot have a claim to Portfolio assets in the

42	PIMCO VARIABLE INSURANCE TRUST

December 31, 2015

segregated account. Additionally, portability of exposure in the event of an FCM default scenario further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.50%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $35,000, plus $3,600 for each Board meeting attended in person, $750 for each committee meeting attended and $750 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $5,000, the valuation oversight committee lead receives an additional annual retainer of $3,250 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between

ANNUAL REPORT	DECEMBER 31, 2015	43

Notes to Financial Statements (Cont.)

the co-leads) and the governance committee chair receives an additional annual retainer of $1,500.

These expenses are allocated on a pro rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio, which does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8 and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended December 31, 2015, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 under the Act (amounts in thousands):

Purchases	Sales
$19,533	$842

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The transaction costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2015, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$430,557	$405,138	$220,296	$100,580

44	PIMCO VARIABLE INSURANCE TRUST

December 31, 2015

12. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2015		Year Ended 12/31/2014
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	215	$2,352	83	$884
Administrative Class	4,371	48,158	5,383	56,686
Advisor Class	13,971	152,491	6,335	67,757
Issued as reinvestment of distributions
Institutional Class	10	102	1	10
Administrative Class	251	2,680	185	1,966
Advisor Class	677	7,198	61	665
Cost of shares redeemed
Institutional Class	(21)	(230)	(5)	(55)
Administrative Class	(5,865)	(64,356)	(3,956)	(41,731)
Advisor Class	(38)	(409)	(1)	(10)
Net increase (decrease) resulting from Portfolio share transactions	13,571	$147,986	8,086	$86,172

As of December 31, 2015, one shareholder owned 10% or more of the Portfolio’s total outstanding shares comprising 75% of the Portfolio.

13. REGULATORY AND LITIGATION MATTERS

The Portfolio is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

PIMCO has received a Wells Notice from the staff of the U.S. Securities and Exchange Commission (“SEC”) that relates to the PIMCO Total Return Active Exchange-Traded Fund (“BOND”), a series of PIMCO ETF Trust. The notice indicates the staff’s preliminary determination to recommend that the SEC commence a civil action against PIMCO stemming from a non-public investigation relating to BOND. A Wells Notice is neither a formal allegation of wrongdoing nor a finding that any law was violated.

This matter principally pertains to the valuation of smaller sized positions in non-agency mortgage-backed securities purchased by BOND between its inception on February 29, 2012 and June 30, 2012, BOND’s performance disclosures for that period, and PIMCO’s compliance policies and procedures related to these matters.

The Wells process provides PIMCO with the opportunity to demonstrate to the SEC staff why it believes its conduct was appropriate, in keeping with industry standards, and that no action should be taken. PIMCO believes that this matter is unlikely to have a material adverse effect on any Portfolio or on PIMCO’s ability to provide investment management services to any Portfolio.

The foregoing speaks only as of the date of this report.

14. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2015, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2012-2014, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable

ANNUAL REPORT	DECEMBER 31, 2015	45

Notes to Financial Statements (Cont.)

December 31, 2015

annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of December 31, 2015, the components of distributable taxable earnings are as follows (amounts in thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Qualified Late-Year Loss Deferral— Capital (4)	Qualified Late-Year Loss Deferral— Ordinary (5)
PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged)	$6,472	$—	$(8,587)	$(575)	$—	$—	$—

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, treasury inflation-protected securities, lehman securities, convertible preferred stock and sale/buyback transactions.

(2)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals at fiscal year-end.
(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2015 through December 31, 2015 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
(5)	Specified losses realized during the period November 1, 2015 through December 31, 2015, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

As of December 31, 2015, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (6)
PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged)	$308,156	$1,408	$(10,988)	$(9,580)

(6)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, treasury inflation-protected securities, sale/buyback transactions, lehman securities and convertible preferred stock.

For the years ended December 31, 2015 and December 31, 2014, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

	Fiscal Year Ended	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)
PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged)	12/31/2015	$9,807	$174	$—
	12/31/2014	$2,371	$270	$—

(7)	Includes short-term capital gains, if any, distributed.
(8)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

46	PIMCO VARIABLE INSURANCE TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and Shareholders of PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged):

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 18, 2016

ANNUAL REPORT	DECEMBER 31, 2015	47

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
AZD	Australia and New Zealand Banking Group	GLM	Goldman Sachs Bank USA	NAB	National Australia Bank Ltd.
BOA	Bank of America N.A.	GST	Goldman Sachs International	NGF	Nomura Global Financial Products, Inc.
BPS	BNP Paribas S.A.	HUS	HSBC Bank USA N.A.	SCX	Standard Chartered Bank
BRC	Barclays Bank PLC	JPM	JPMorgan Chase Bank N.A.	SOG	Societe Generale
CBK	Citibank N.A.	MSB	Morgan Stanley Bank, N.A	SSB	State Street Bank and Trust Co.
DUB	Deutsche Bank AG	MYC	Morgan Stanley Capital Services, Inc.	UAG	UBS AG Stamford
FBF	Credit Suisse International

Currency Abbreviations:
AUD	Australian Dollar	HKD	Hong Kong Dollar	RUB	Russian Ruble
BRL	Brazilian Real	IDR	Indonesian Rupiah	SEK	Swedish Krona
CAD	Canadian Dollar	INR	Indian Rupee	SGD	Singapore Dollar
CHF	Swiss Franc	JPY	Japanese Yen	THB	Thai Baht
CNH	Chinese Renminbi (Offshore)	KRW	South Korean Won	TRY	Turkish New Lira
CNY	Chinese Renminbi (Mainland)	MXN	Mexican Peso	TWD	Taiwanese Dollar
DKK	Danish Krone	MYR	Malaysian Ringgit	USD (or $)	United States Dollar
EUR	Euro	NOK	Norwegian Krone	ZAR	South African Rand
GBP	British Pound	NZD	New Zealand Dollar

Exchange Abbreviations:
CBOT	Chicago Board of Trade	OTC	Over the Counter

Index/Spread Abbreviations:
CDX.HY	Credit Derivatives Index - High Yield	CDX.IG	Credit Derivatives Index - Investment Grade	KWCDC	KRW Certificate of Deposit

Other Abbreviations:
ABS	Asset-Backed Security	CDI	Brazil Interbank Deposit Rate	LIBOR	London Interbank Offered Rate
ALT	Alternate Loan Trust	CDO	Collateralized Debt Obligation	MBS	Mortgage-Backed Security
BABs	Build America Bonds	CLO	Collateralized Loan Obligation	NCUA	National Credit Union Administration
BBR	Bank Bill Rate	EURIBOR	Euro Interbank Offered Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio
BBSW	Bank Bill Swap Reference Rate	JIBAR	Johannesburg Interbank Agreed Rate

48	PIMCO VARIABLE INSURANCE TRUST

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2015:

PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged)	0.16%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged)	0.01%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

ANNUAL REPORT	DECEMBER 31, 2015	49

Management of the Trust

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Portfolio’s website at pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees*

Brent R. Harris (1959) Chairman of the Board and Trustee	08/1997 to present	Managing Director, PIMCO. Formerly, member of Executive Committee, PIMCO.	168	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute.

Douglas M. Hodge (1957) Trustee	02/2010 to present	Managing Director, Chief Executive Officer, PIMCO (since 2/14); Chief Operating Officer, PIMCO (7/09 - 2/14); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	146	Trustee, PIMCO Funds; Trustee, PIMCO ETF Trust.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company; Formerly, Executive Advisor, Toyota Financial Services; CEO, Toyota Financial Services.	146	Trustee, PIMCO Funds; Trustee, PIMCO ETF Trust.

E. Philip Cannon (1940) Trustee	05/2000 to present	Private Investor. Formerly, President, Houston Zoo.	168	Trustee, PIMCO Funds; Trustee, PIMCO ETF; Trustee, PIMCO Equity Series; and Trustee, PIMCO Equity Series VIT. Formerly, Trustee, Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments).	168	Trustee, PIMCO Funds; Trustee, PIMCO ETF Trust; Trustee, PIMCO Equity Series; and Trustee, PIMCO Equity Series VIT. Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group).	146	Trustee, PIMCO Funds; Trustee, PIMCO ETF Trust.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	168	Trustee, PIMCO Funds; Trustee, PIMCO ETF; Trustee, PIMCO Equity Series; and Trustee, PIMCO Equity Series VIT.

Ronald C. Parker (1951) Trustee	07/2009 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products).	168	Trustee, PIMCO Funds; Trustee, PIMCO ETF Trust; Trustee, PIMCO Equity Series; and Trustee, PIMCO Equity Series VIT.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.

** Trustees serve until their successors are duly elected and qualified.

50	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*

Peter G. Strelow (1970) President	01/2015 to present Senior Vice President 11/2013 to 01/2015 Vice President 05/2008 to 11/2013	Managing Director, PIMCO. President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

David C. Flattum (1964) Chief Legal Officer	11/2006 to present

Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to present	Managing Director and Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Brent R. Harris (1959) Senior Vice President	01/2015 to present President 03/2009 to 01/2015	Managing Director and current member of Executive Committee, PIMCO. Senior Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to present

Managing Director, Chief Executive Officer, PIMCO (since 2/14); Chief Operating Officer, PIMCO (7/09 - 2/14); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management. Senior Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Kevin M. Broadwater (1964) Vice President - Senior Counsel	05/2012 to present	Executive Vice President and Deputy General Counsel, PIMCO. Vice President - Senior Counsel, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Joshua D. Ratner (1976)** Vice President - Senior Counsel, Secretary	11/2013 to present Assistant Secretary 10/2007 to 01/2011

Executive Vice President and Senior Counsel, PIMCO. Chief Legal Officer, PIMCO Investments LLC. Vice President - Senior Counsel, Secretary, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Secretary and Chief Legal Officer, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to present

Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Stacie D. Anctil (1969) Vice President	05/2015 to present Assistant Treasurer 11/2003 to 05/2015	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

William G. Galipeau (1974) Vice President	11/2013 to present

Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Treasurer, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds. Formerly, Vice President, Fidelity Investments.

Eric D. Johnson (1970)** Vice President	05/2011 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

Henrik P. Larsen (1970) Vice President	02/1999 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Greggory S. Wolf (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Trent W. Walker (1974) Treasurer	11/2013 to present Assistant Treasurer 05/2007 to 11/2013	Executive Vice President, PIMCO. Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Assistant Treasurer, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

Jason J. Nagler (1982)** Assistant Treasurer	05/2015 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds. Formerly, Head of Mutual Fund Reporting, GMO and Assistant Treasurer, GMO Trust and GMO Series Trust Funds.

* The term “PIMCO Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit Income Fund, PIMCO Dynamic Income Fund, PIMCO Global StocksPLUS & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.

** The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

ANNUAL REPORT	DECEMBER 31, 2015	51

Privacy Policy1

(Unaudited)

The Trust2 considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ non-public personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on applicable websites.

Respecting Your Privacy

As a matter of policy, the Trust does not disclose any non-public personal information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust or its affiliates may also retain non-affiliated companies to market the Trust’s shares or products which use the Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Trust reserves the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any fund advised by PIMCO in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Trust may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

Information Collected from Websites

Websites maintained by the Trust or its service providers may use a variety of technologies to collect information that help the Trust and its service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. In addition, the Trust or its Service Affiliates may use third parties to place advertisements for the Trust on other websites, including banner advertisements. Such third parties may collect anonymous information through the use of cookies or action tags (such as web beacons). The information these third parties collect is generally limited to technical and web navigation information, such as your IP address, web pages visited and browser type, and does not include personally identifiable information such as name, address, phone number or email address.

You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly.

Changes to the Privacy Policy

From time to time, the Trust may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Effective as of September 5, 2014.

2 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined policy may be written in the first person (i.e., by using “we” instead of “the Trust”).

52	PIMCO VARIABLE INSURANCE TRUST

Approval of Investment Advisory Contract and Other Agreements

(Unaudited)

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement and Amended and Restated Asset Allocation Sub-Advisory Agreement

At a meeting held on August 10-11, 2015, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved the Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) between the Trust, on behalf of each of the Trust’s series (the “Portfolios”), and Pacific Investment Management Company LLC (“PIMCO”) for an additional one-year term through August 31, 2016. The Board also considered and unanimously approved for an additional one-year term through August 31, 2016, the Supervision and Administration Agreement (together with the Investment Advisory Contract, the “Agreements”) between the Trust, on behalf of the Portfolios, and PIMCO. In addition, the Board considered and unanimously approved the renewal of the Amended and Restated Asset Allocation Sub-Advisory Agreement (the “Asset Allocation Agreement”) between PIMCO, on behalf of PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, and Research Affiliates, LLC (“Research Affiliates”) for an additional one-year term through August 31, 2016.

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of the past year, the Trustees received a wide variety of materials relating to the services provided by PIMCO and Research Affiliates to the Trust. At each of its quarterly meetings, the Board reviewed the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including shareholder services, valuation and custody, the Portfolios’ compliance program and other information relating to the nature, extent and quality of services provided by PIMCO and Research Affiliates to the Trust. In considering whether to approve the renewal of the Agreements and the Asset Allocation Agreement, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial information for PIMCO and, where relevant, Research Affiliates, information regarding the profitability to PIMCO of its relationship with the Portfolios, information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Portfolios, and information about the fees charged and services provided to other clients with similar investment mandates as the Portfolios (where applicable). In addition, the Board reviewed materials provided by counsel to the Trust and the Independent Trustees, which included, among other things, memoranda outlining legal duties of the Board in considering the continuation of the Agreements and the Asset Allocation Agreement.

(b) Review Process:  In connection with the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed written materials prepared by PIMCO and, where applicable, Research Affiliates in response to requests from counsel to the Trust and the Independent Trustees. The Board requested and received assistance and advice regarding applicable legal standards from counsel to the Trust and the Independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board heard oral presentations on matters related to the Agreements and the Asset Allocation Agreement and met both as a full Board and in a separate session of the Independent Trustees, without management present, at the August 10-11, 2015 meeting. The Independent Trustees also conducted a telephonic meeting with counsel to the Trust and the Independent Trustees on July 30, 2015 and executive sessions on August 10, 2015 to discuss the materials presented. In addition, the Independent Trustees requested and received from PIMCO additional information including, but not limited to, information related to profitability and comparative performance information.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and the Asset Allocation Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in assets under management. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered

ANNUAL REPORT	DECEMBER 31, 2015	53

Approval of Investment Advisory Contract and Other Agreements (Cont.)

PIMCO’s policies, procedures and systems to reasonably assure compliance with applicable laws and regulations and its commitment to these programs, its oversight of matters that may involve conflicts of interest between the Portfolios’ investments and those of other accounts managed by PIMCO, and its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has enhanced PIMCO’s service to the Funds and has allowed PIMCO to introduce innovative new funds over time. In addition, the Board considered the nature and quality of services provided by PIMCO to the wholly-owned subsidiaries of applicable Portfolios.

The Trustees considered information they had received about the steps that PIMCO has taken in recent years with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the counterparty risk committee, which oversees counterparty risk on a firm-wide basis, continually evaluating requests to add or remove approved counterparties as market needs and conditions warrant. The Trustees also considered that, over the last several years, PIMCO has continued to strengthen the process it uses to assess the financial stability of counterparties with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that, consistent with its fiduciary duty, PIMCO executes transactions through a competitive best execution process and uses only those counterparties that meet its stringent and monitored criteria. The Trustees considered that PIMCO’s collateral management team utilizes a counterparty risk system to analyze portfolio level exposure and collateral being exchanged with counterparties.

In addition, the Trustees considered new services and service enhancements that PIMCO has implemented since the Board renewed the Agreements in 2014, including, but not limited to: conducting a targeted review of quality and efficiency in the valuation process; expanding the analytical review of shareholder reports by State Street Bank and Trust Company, the Portfolios’ custodian; developing a process for monthly forecasts of taxable and book income to enhance portfolio management of investment income; continuing the expansion of a proprietary performance reconciliation tool, which includes next-day comparison of daily internal performance to custodian bank performance to identify potential errors and guardrail net asset value calculations; developing and implementing the Global Process Monitor application, which includes real-time tracking and escalation protocols for critical activities; and implementing monthly cash flow reporting processes to support client and media demands for information about investor flows and assets under management data. The Trustees also considered the recent outflows from the Portfolios. The Trustees further considered whether the decline in the Portfolios’ assets and the reduction in PIMCO’s total assets under management materially impacted the service quality or resources available to the Portfolios. The Trustees concluded that there has been no adverse impact to service quality or resources available to the Portfolios.

Similarly, the Board considered the asset allocation services provided by Research Affiliates to the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio. The Board noted that the PIMCO All Asset All Authority Portfolio recently commenced operations. The Board also considered the depth and quality of Research Affiliates’ investment management and research capabilities, the experience and capabilities of its portfolio management personnel and, in particular, the experience and capabilities of Robert Arnott, Research Affiliates’ principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by Research Affiliates under the Asset Allocation Agreement are likely to benefit the Portfolios and their respective shareholders (as applicable).

(b) Other Services:  The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust pursuant to the Administration Agreement.

The Board considered the terms of the Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services provided pursuant to that agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of these services and its supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives available in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited, and will likely continue to benefit, the Portfolios and their shareholders.

54	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

3. INVESTMENT PERFORMANCE

The Board received and examined information from PIMCO concerning the Portfolios’ performance, as available, over short- and long-term periods ended May 31, 2015 and other performance data, as available, over short- and long-term periods ended June 30, 2015 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ performance, as available, over short- and long-term periods ended May 31, 2015 (the “Lipper Report”).

The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 10-11, 2015 meeting. The Trustees noted that a majority of the Portfolios outperformed their respective Lipper medians over the three-year and longer periods ended May 31, 2015.

The Board also noted that, as of May 31, 2015, the Administrative Class of 44%, 79% and 92% of the Portfolios outperformed its Lipper category median on a net-of-fees basis over the three-year, five-year and ten-year periods, respectively. The Trustees considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of investments and that differences in performance among classes could principally be attributed to differences in the supervisory and administrative fees and distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups and that the Lipper categories do not: separate funds based upon maturity or duration; account for the applicable Portfolios’ hedging strategies; distinguish between enhanced index and actively managed equity strategies; include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” Lipper category to which they do not properly belong); or account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may not be particularly relevant to the consideration of Portfolio performance.

The Board noted that 63% or more of the assets of the Trust had outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods ending May 31, 2015 (based on the performance of the Administrative Class). The Board also noted that 8 of 14 Portfolios, representing 69% of the total assets of the Trust, had outperformed their respective benchmark indexes on a net-of-fees basis over the five-year period ending May 31, 2015. The

Board also noted that, while the Lipper universe comparisons provide a valuable performance comparison reference, there are certain Portfolios that do not fit neatly into their respective Lipper classifications. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward. The Board also considered that the Trust’s assets were over $20 billion as of December 31, 2014.

The Board considered PIMCO’s discussion of the intensive nature of managing bond funds, noting that it requires the management of a number of factors, including: varying maturities; prepayments; collateral management; counterparty management; pay-downs; credit events; workouts; derivatives; net new issuance in the bond market; and decreased market maker inventory levels. The Board noted that in addition to managing these factors, PIMCO must also balance risk controls and strategic positions in each portfolio it manages, including the Portfolios. Despite these challenges, the Board noted that PIMCO has generated “alpha” (i.e., non-market correlated excess performance) for its clients over time, including the Trust.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price funds to scale at the outset with reference to the total expense ratios of the respective Lipper median (if available), while providing a premium for innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also considered that PIMCO reviews the Portfolios’ fee levels and carefully considers reductions where appropriate. Further, the Board noted that PIMCO believes that the growth in the Trust’s assets under management over the long-term and long-term positive net flows are important indicators of proper and effective pricing.

ANNUAL REPORT	DECEMBER 31, 2015	55

Approval of Investment Advisory Contract and Other Agreements (Cont.)

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. The Board also reviewed information relating to the sub-advisory fees paid to Research Affiliates with respect to applicable Portfolios, taking into account that PIMCO compensates Research Affiliates from the advisory fees paid by such Portfolios to PIMCO. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in a “Peer Group” of comparable funds, as well as the universe of other similar funds. The Board noted that a number of Portfolios have total expense ratios that fall below the average and median expense ratios in their Peer Group and Lipper universe. In addition, the Board noted the fee waivers in place with respect to the fees that might result from investments by applicable Portfolios in their respective wholly-owned subsidiaries.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts and as sub-adviser to other investment companies with a similar investment strategy, including differences in advisory services provided. The Board noted that advisory fees for most Portfolios were similar to the fee rates charged to separate account strategies with the same investment strategies as the Portfolios. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including differences in the advisory and other services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees.

Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third-party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Portfolios. The Trustees also took into account that there are various reasons for any such difference in fees, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial risk and regulatory requirements, differing legal liabilities on a contract-by-contract basis and different servicing requirements when it does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations as compared to when PIMCO serves as investment adviser and sponsor.

The Board considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board also considered that as the Portfolios’ business has become increasingly complex, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. In addition, the Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee and, in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board further considered that many other funds pay for these services separately, and thus it is difficult to directly compare the Trust’s unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board also considered that the unified supervisory and administrative fee leads to Portfolio fees that are fixed, rather than variable. The Board noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease. The Board also considered that the Portfolios’ unified fee structure meant that fees were not impacted by recent outflows in certain Portfolios, unlike funds without a unified fee structure, which may see increased expense ratios when fixed costs are passed through to a smaller asset base. The Board further noted that, with few exceptions, PIMCO has generally maintained Portfolio fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall Portfolio fees, which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed with PIMCO those Portfolios and/or classes of Portfolios that had above median total expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few peers (if any), and cannot easily be grouped with comparable funds. Upon comparing the Portfolios’ total expenses to other funds in the “Peer Groups” provided by Lipper, the Board found total expenses of each Portfolio to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying funds in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying funds. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

56	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

Based on the information presented by PIMCO, Research Affiliates and Lipper, members of the Board determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of each Portfolio, are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were lower than in the previous year due to the impact of the Portfolios’ overall outflows. To the extent applicable, the Board also reviewed information regarding the portion of a Portfolio’s advisory fee retained by PIMCO, following the payment of sub-advisory fees to Research Affiliates, with respect to the Portfolio. Additionally, the Board noted that profit margins with respect to the Portfolios were within the ranges, although above the median, of publicly held investment management companies reported by Lipper and Strategic Insight (an independent provider of fund industry research). The Board noted that the PIMCO’s profit margin with respect to the Trust shows that the Trust is profitable, although less so than PIMCO Funds due to payments made by PIMCO to participating insurance companies. The Board also noted that it had received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, cyber security, information security, shareholder privacy, business continuity planning, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board noted that PIMCO shares the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including through the pricing of Portfolios to scale from inception and the enhancement of services provided to the Portfolios in return for fees paid. The Board reviewed the history of the Portfolios’ fee structure. The Board considered that the Portfolios’ unified fee rates had been set competitively and/or priced to scale from inception, had been held steady at that scaled competitive rate for most Portfolios as assets grew, or as assets declined in the case of some Portfolios, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing Portfolio shareholders of the fees associated with the Portfolios, and that the Portfolios bear certain expenses that are not covered by the advisory fee or the unified fee.

The Trustees considered that the unified fee has provided inherent economies of scale because a Portfolio maintains competitive fixed unified fees even if the particular Portfolio’s assets decline and/or operating costs rise. The Trustees further considered that, in contrast, breakpoints are a proxy for charging higher fees on lower asset levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also considered that, unlike the Portfolios’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees also considered that the unified fee protects shareholders from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those referenced above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Portfolios’ cost structures were reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and each of the Portfolios, to the benefit of their respective shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their respective shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Portfolios’ Rule 12b-1 plans or otherwise. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on their review, including their consideration of each of the factors summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and Research Affiliates favored the renewal of the Agreements and the Asset Allocation Agreement. The Independent Trustees and the Board as a whole concluded that the Agreements and the Asset Allocation Agreement continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements and the fees paid to Research Affiliates by PIMCO under the Asset Allocation Agreement, and that the renewal of the Agreements and the Asset Allocation Agreement was in the best interests of the Portfolios and their shareholders.

ANNUAL REPORT	DECEMBER 31, 2015	57

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT06AR_123115

PIMCO Variable Insurance Trust

Annual Report

December 31, 2015

PIMCO Foreign Bond Portfolio (Unhedged)

Share Classes

■	Institutional
■	Administrative
■	Advisor

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

Please find enclosed the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2015. The following pages contain specific details about the Portfolio’s investment performance and a discussion of the factors that most affected performance over the reporting period.

Heightened market volatility throughout the reporting period was sparked by a mix of investor concerns including geopolitical developments, monetary policy and the potential for slowing global economic growth, which generally contributed to dampened investor sentiment. In particular, increasing concern over the outlook for Chinese growth sent commodity prices and inflation expectations lower, while also negatively impacting prices of emerging market (“EM”) debt and equities. In addition, the Chinese equity market began a strong decline in June 2015, which prompted the Chinese government to prop-up equity share prices and devalue the Chinese yuan. Volatility in Chinese equity markets continued into January 2016 on renewed concern over slowing Chinese economic growth. Furthermore, rising tension in the Middle East and the continued debt crisis in Greece also contributed to investor unease throughout the reporting period.

Economic data in the U.S. continued to confirm a healthy economy, particularly labor market indicators such as employment and wages. Still, signs of caution remained, particularly as U.S. consumers appeared to be more selective in their spending and chose to save rather than spend their windfall from lower gas prices. Additionally, consumer sentiment and certain housing indicators softened towards the end of the reporting period, and December 2015 U.S. manufacturing data indicated the fastest contraction in six years. Within the Eurozone, volatility increased despite gradual improvement in the underlying economies. Eurozone economic data also showed generally positive signs of an early recovery but were tempered slightly by sluggish inflation.

The theme of divergent global central bank monetary policy continued throughout the reporting period. The European Central Bank (“ECB”) expressed its commitment to increase quantitative easing (or large-scale asset purchases), along with the Bank of Japan and the People’s Bank of China who also indicated their intent to accelerate such measures. The Federal Reserve (“Fed”), on the other hand, moved on December 16 to raise the Federal Funds Rate by 0.25% to a new range of 0.25%-0.50%, marking its first rate hike in nine years. However, the Fed noted that future increases in its target rate would be “gradual” and in-line with their previous projections, which helped to ease investor concerns. Outside of the reporting period on January 27, the Fed opted to leave the Federal Funds Rate unchanged, noting their intent to closely monitor how the global economy and markets influence the U.S. economic outlook.

Highlights of the financial markets during the twelve-month fiscal reporting period include:

■

U.S. Treasuries, as represented by the Barclays U.S. Treasury Index, returned 0.84% for the reporting period as yields generally rose slightly across the Treasury yield curve. The benchmark ten-year U.S. Treasury note yielded 2.27% at the end of the reporting period, up from 2.17% on December 31, 2014. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 0.55% for the reporting period.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Barclays U.S. TIPS Index, declined 1.44% over the reporting period. U.S. TIPS were pressured over the year as breakeven inflation levels, a proxy for inflation expectations, declined in-line with commodity markets. Global inflation-linked bonds (“ILBs”) were also down overall during the reporting period, as the slide in energy and other commodities impacted inflation expectations globally. Despite this headwind, European ILBs fared better than other developed countries and posted marginal gains in local currencies as real yields benefited from the ECB’s quantitative easing support.

■

Prices on broad commodities were down over the reporting period, led lower primarily by energy and industrial metal prices. Crude oil prices faced increasing pressure from a persisting inventory glut and production growth, especially from the Organization of the Petroleum Exporting Countries (“OPEC”). Towards the end of the reporting period, seasonally warm weather put further pressure on oil prices, which ended the year considerably

2	PIMCO VARIABLE INSURANCE TRUST

lower. Diversified commodities, as represented by the Bloomberg Commodity Index Total Return, declined 24.66% over the reporting period.

■

Agency mortgage-backed securities (“MBS”), as represented by the Barclays U.S. MBS Fixed Rate Index, returned 1.51% over the reporting period. Non-Agency MBS prices were mixed amid weakness in the broader credit markets, although underlying collateral performance has generally been in-line with investor expectations and continues to gradually improve over the long-term.

■

U.S. investment grade credit, as represented by the Barclays U.S. Credit Index, declined 0.77% over the reporting period. Investment grade credit valuations cheapened as a record $1.15 trillion of new issuance came to market and commodity prices continued to fall given worries over slowing Chinese growth. Developed market global high yield bonds, as measured by the BofA Merrill Lynch Developed Markets High Yield Constrained Index, declined 3.05% over the reporting period. Weakness in the commodity-oriented sectors including energy and metals & mining, weighed on returns as oil and other commodity prices fell. Overall, global high yield spreads and yields rose throughout the reporting period and ended higher.

■

EM external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 1.23% over the reporting period. EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), declined 14.92% over the reporting period. Idiosyncratic forces remained a dominant theme. China, for example, continued to expand its accommodative measures as both growth and inflation showed signs of further moderation. In addition, the Russian ruble continued its recovery from 2014 weakness before stumbling toward the end of the reporting period on oil price weakness.

■

Equity markets showed mixed performance globally amid a period marked by economic uncertainty, increased volatility and divergent central bank monetary policy. U.S. equities, as represented by the S&P 500 Index, returned 1.38% (on a total return basis) and developed market equities outside the U.S., as represented by the MSCI EAFE Net Dividend Index (USD Unhedged), declined 0.81% over the reporting period. However, ultra-easy monetary policy in Europe and Japan benefited European and Japanese equity markets, which generally posted positive returns. However, EM equities, as represented by the MSCI Emerging Markets Index (Net Dividends in USD), declined 14.92% over the same period, due to headwinds from a stronger U.S. dollar, falling commodity prices, concerns over slower Chinese economic growth and declining Chinese equities.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your broad investment needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Variable Insurance Trust February 18, 2016

ANNUAL REPORT	DECEMBER 31, 2015	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of nineteen separate investment portfolios, including the PIMCO Foreign Bond Portfolio (Unhedged) (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by the Portfolio are likely to decrease in value. A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and significant, and there is no guarantee that Fund management will anticipate such movement accurately.

As of the date of this report, interest rates in the U.S. are near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program and has begun, and may continue, to raise interest rates. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Portfolio’s performance or cause the Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions which, among other things, could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus. Some of these risks may include, but are not limited to, the following: interest rate risk, call risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, emerging markets risk, sovereign debt risk, currency risk, issuer non-diversification risk, leveraging risk, management risk and short sale risk. A complete description of these and other risks is contained in the Portfolio’s prospectus.

The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, leverage risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on the Portfolio. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in an asset, instrument or component of the index underlying a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility for the Portfolio. The Portfolio may engage in such transactions regardless of whether the Portfolio owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if the Portfolio invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign (non-U.S.) issuer.

High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in such markets. Thus, high yield investments increase the chance that the Portfolio will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage- and Asset-Backed Securities represent ownership interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, Mortgage- and Asset-Backed Securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on Mortgage- and Asset-Backed Securities depend on the ability of the underlying assets to generate cash flow.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

4	PIMCO VARIABLE INSURANCE TRUST

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart reflects only Administrative Class performance. Performance for Institutional Class, Class M and Advisor Class shares, if applicable, may be higher or lower based on each class’s expense ratios. The Portfolio’s total annual operating expense ratios on the Portfolio Summary page are as of the currently effective prospectus, as supplemented to date. The Portfolio measures its performance against a broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

The following table discloses the inception dates of the Portfolio and its respective share classes along with the Portfolio’s diversification status as of period end:

Portfolio Name	Portfolio Inception	Institutional Class	Class M	Administrative Class	Advisor Class	Diversification Status
PIMCO Foreign Bond Portfolio (Unhedged)	4/30/08	4/30/12	—	4/30/08	3/31/09	Non-diversified

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolio. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Portfolio creates a contract between or among any shareholder of the Portfolio, on the one hand, and the Trust, the Portfolio, a service provider to the Trust or the Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and is available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

ANNUAL REPORT	DECEMBER 31, 2015	5

PIMCO Foreign Bond Portfolio (Unhedged)

Cumulative Returns Through December 31, 2015

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown†

United States	24.8%
United Kingdom	12.4%
Italy	10.9%
Short-Term Instruments‡	8.9%
Spain	8.1%
France	7.9%
Denmark	6.0%
Other	21.0%
†	% of Investments, at value as of 12/31/15. Financial derivative instruments , if any, are excluded.

‡	Includes Central Funds used for Cash Management Purposes

Average Annual Total Return for the period ended December 31, 2015
	1 Year	5 Years	Inception*
PIMCO Foreign Bond Portfolio (Unhedged) Institutional Class	(6.90)%	—	(2.70)%
PIMCO Foreign Bond Portfolio (Unhedged) Administrative Class	(7.07)%	(0.02)%	2.46%
PIMCO Foreign Bond Portfolio (Unhedged) Advisor Class	(7.17)%	(0.15)%	2.58%
Barclays Global Aggregate ex-USD (USD Unhedged) Index***±	(6.02)%	(0.83)%	0.81%**

All Portfolio returns are net of fees and expenses.

* For class inception dates please refer to the Important Information.

** Average annual total return since 04/30/2008.

*** Prior to December 1, 2015, the Portfolio’s broad-based securities market index was JPMorgan GBI FX NY Index Unhedged.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.76% for Institutional Class shares, 0.91% for Administrative Class shares, and 1.01% for Advisor Class shares.

± Barclays Global Aggregate ex-USD (USD Unhedged) Index provides a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the US Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate indices. The index also includes Eurodollar and Euro-Yen corporate bonds, Canadian government, agency and corporate securities, and USD investment grade 144A securities.

It is not possible to invest in an unmanaged index.

Investment Objective and Strategy Overview

»

The PIMCO Foreign Bond Portfolio (Unhedged) seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to foreign (non-U.S.) countries, representing at least three foreign countries, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

Portfolio Insights

»

An overweight to duration (or sensitivity to changes in market interest rates) in Italy contributed to relative performance, as the country’s sovereign debt peripheral spreads compressed over the reporting period.

»	An underweight to the euro and the Brazilian real contributed to relative performance, as both currencies depreciated relative to the U.S. dollar over the reporting period.

»	An overweight to Australian duration during the first quarter contributed to relative performance, as Australian yields declined over this portion of the reporting period.

»	An underweight to Canadian duration detracted from relative performance, as Canadian rates declined during the reporting period.

»	An overweight to Brazilian local duration detracted from relative performance, as yields increased during the reporting period.

6	PIMCO VARIABLE INSURANCE TRUST

Expense Example PIMCO Foreign Bond Portfolio (Unhedged)

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example does not reflect any fees or other expenses imposed by the Variable Contacts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held from July 1, 2015 to December 31, 2015 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical Performance (5% return before expenses)
	Beginning Account Value (07/01/15)	Ending Account Value (12/31/15)	Expenses Paid During Period*	Beginning Account Value (07/01/15)	Ending Account Value (12/31/15)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$985.00	$3.81	$1,000.00	$1,021.77	$3.88	0.75%
Administrative Class	1,000.00	984.20	4.57	1,000.00	1,021.01	4.66	0.90
Advisor Class	1,000.00	983.70	5.08	1,000.00	1,020.49	5.18	1.00

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 187/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers can be found in Note 8 in the Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2015	7

Financial Highlights PIMCO Foreign Bond Portfolio (Unhedged)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income (b)	Distributions from Net Realized Capital Gains (b)	Tax Basis Return of Capital (b)	Total Distributions

Institutional Class
12/31/2015	$10.53	$0.17	$(0.89)	$(0.72)	$0.00	$(0.03)	$(0.17)	$(0.20)
12/31/2014	10.74	0.27	(0.20)	0.07	(0.25)	(0.03)	0.00	(0.28)
12/31/2013	11.81	0.24	(0.98)	(0.74)	(0.22)	(0.11)	0.00	(0.33)
04/30/2012 - 12/31/2012	11.90	0.23	0.14	0.37	(0.19)	(0.27)	0.00	(0.46)

Administrative Class
12/31/2015	10.53	0.15	(0.89)	(0.74)	0.00	(0.03)	(0.15)	(0.18)
12/31/2014	10.74	0.25	(0.20)	0.05	(0.23)	(0.03)	0.00	(0.26)
12/31/2013	11.81	0.23	(0.99)	(0.76)	(0.20)	(0.11)	0.00	(0.31)
12/31/2012	12.09	0.32	0.32	0.64	(0.65)	(0.27)	0.00	(0.92)
12/31/2011	11.40	0.25	0.72	0.97	(0.24)	(0.04)	0.00	(0.28)

Advisor Class
12/31/2015	10.53	0.14	(0.89)	(0.75)	0.00	(0.03)	(0.14)	(0.17)
12/31/2014	10.74	0.24	(0.20)	0.04	(0.22)	(0.03)	0.00	(0.25)
12/31/2013	11.81	0.22	(0.99)	(0.77)	(0.19)	(0.11)	0.00	(0.30)
12/31/2012	12.09	0.30	0.31	0.61	(0.62)	(0.27)	0.00	(0.89)
12/31/2011	11.40	0.24	0.72	0.96	(0.23)	(0.04)	0.00	(0.27)

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)	Determined in accordance with federal income tax regulations, see Note 2(d) in the Notes to Financial Statements for more information.

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$9.61	(6.90)%	$9	0.76%		0.75%		1.72%		325%
10.53	0.57	10	0.76		0.75		2.45		277
10.74	(6.31)	10	0.78		0.75		2.18		174
11.81	3.10	10	0.79	*	0.75	*	2.85	*	309

9.61	(7.07)	9,790	0.91		0.90		1.54		325
10.53	0.40	10,388	0.91		0.90		2.28		277
10.74	(6.47)	12,314	0.93		0.90		2.05		174
11.81	5.50	9,943	0.94		0.90		2.69		309
12.09	8.53	8,472	0.90		0.90		2.08		166

9.61	(7.17)	24,232	1.01		1.00		1.44		325
10.53	0.30	28,547	1.01		1.00		2.17		277
10.74	(6.57)	37,532	1.03		1.00		1.95		174
11.81	5.23	33,844	1.04		1.00		2.48		309
12.09	8.42	39,994	1.00		1.00		2.00		166

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2015	9

Statement of Assets and Liabilities PIMCO Foreign Bond Portfolio (Unhedged)

(Amounts in thousands, except per share amounts)	December 31, 2015

Assets:
Investments, at value
Investments in securities*	$31,510
Investments in Affiliates	2,431
Financial Derivative Instruments
Exchange-traded or centrally cleared	34
Over the counter	1,017
Deposits with counterparty	990
Foreign currency, at value	529
Receivable for investments sold	5,204
Receivable for TBA investments sold	5,318
Receivable for Portfolio shares sold	17
Interest and dividends receivable	263
Dividends receivable from Affiliates	2
Total Assets	47,315

Liabilities:
Borrowings & Other Financing Transactions
Payable for sale-buyback transactions	$278
Payable for short sales	1,939
Financial Derivative Instruments
Exchange-traded or centrally cleared	57
Over the counter	827
Payable for investments purchased	5,393
Payable for investments in Affiliates purchased	2
Payable for TBA investments purchased	4,612
Deposits from counterparty	130
Payable for Portfolio shares redeemed	16
Accrued investment advisory fees	8
Accrued supervisory and administrative fees	16
Accrued distribution fees	5
Accrued servicing fees	1
Total Liabilities	13,284

Net Assets	$34,031

Net Assets Consist of:
Paid in capital	$35,145
(Overdistributed) net investment income	(502)
Accumulated undistributed net realized gain	(11)
Net unrealized (depreciation)	(601)
$34,031

Net Assets:
Institutional Class	$9
Administrative Class	9,790
Advisor Class	24,232

Shares Issued and Outstanding:
Institutional Class	1
Administrative Class	1,019
Advisor Class	2,522

Net Asset Value and Redemption Price Per Share Outstanding:
Institutional Class	$9.61
Administrative Class	9.61
Advisor Class	9.61

Cost of investments in securities	$32,477
Cost of investments in Affiliates	$2,441
Cost of foreign currency held	$533
Proceeds received on short sales	$1,937
Cost or premiums of financial derivative instruments, net	$(60)

* Includes repurchase agreements of:	$261

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Foreign Bond Portfolio (Unhedged)

(Amounts in thousands)	Year Ended December 31, 2015

Investment Income:
Interest	$839
Dividends from Investments in Affiliates	22
Total Income	861

Expenses:
Investment advisory fees	88
Supervisory and administrative fees	175
Servicing fees - Administrative Class	14
Distribution and/or servicing fees - Advisor Class	65
Trustee fees	1
Interest expense	3
Total Expenses	346

Net Investment Income	515

Net Realized Gain (Loss):
Investments in securities	(2,355)
Investments in Affiliates	(5)
Exchange-traded or centrally cleared financial derivative instruments	75
Over the counter financial derivative instruments	(870)
Foreign currency	950

Net Realized (Loss)	(2,205)

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	(750)
Investments in Affiliates	(4)
Exchange-traded or centrally cleared financial derivative instruments	(336)
Over the counter financial derivative instruments	224
Foreign currency assets and liabilities	(120)

Net Change in Unrealized (Depreciation)	(986)

Net (Decrease) in Net Assets Resulting from Operations	$(2,676)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2015	11

Statements of Changes in Net Assets PIMCO Foreign Bond Portfolio (Unhedged)

(Amounts in thousands†)	Year Ended December 31, 2015	Year Ended December 31, 2014

(Decrease) in Net Assets from:

Operations:
Net investment income	$515	$1,005
Net realized (loss)	(2,205)	(6)
Net change in unrealized (depreciation)	(986)	(299)

Net Increase (Decrease) in Net Assets Resulting from Operations	(2,676)	700

Distributions to Shareholders:
From net investment income (a)
Institutional Class	0	0
Administrative Class	0	(242)
Advisor Class	0	(679)
From net realized capital gains (a)
Institutional Class	0	0
Administrative Class	(27)	(31)
Advisor Class	(65)	(84)
Tax basis return of capital (a)
Institutional Class	0	0
Administrative Class	(140)	0
Advisor Class	(368)	0

Total Distributions	(600)	(1,036)

Portfolio Share Transactions:
Net (decrease) resulting from Portfolio share transactions**	(1,638)	(10,575)

Total (Decrease) in Net Assets	(4,914)	(10,911)

Net Assets:
Beginning of year	38,945	49,856
End of year*	$34,031	$38,945

* Including (overdistributed) net investment income of:	$(502)	$(873)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 12 in the Notes to Financial Statements.
(a)	Determined in accordance with federal income tax regulations, see Note 2(d) in the Notes to Financial Statements for more information.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO Foreign Bond Portfolio (Unhedged)

December 31, 2015

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 92.6%

AUSTRALIA 1.6%

CORPORATE BONDS & NOTES 0.6%
Westpac Banking Corp.
1.850% due 11/26/2018		$200	$200

SOVEREIGN ISSUES 1.0%
New South Wales Treasury Corp. Inflation Linked Bond
2.750% due 11/20/2025	AUD	124	106
Queensland Treasury Corp.
4.250% due 07/21/2023		300	235

			341

Total Australia (Cost $611)			541

BRAZIL 0.8%

CORPORATE BONDS & NOTES 0.8%
Petrobras Global Finance BV
3.250% due 03/17/2017		$300	278

Total Brazil (Cost $300)			278

CANADA 4.6%

CORPORATE BONDS & NOTES 0.6%
Toronto-Dominion Bank
1.052% due 07/02/2019		$200	198

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.2%
Canadian Mortgage Pools
1.133% due 07/01/2020	CAD	96	69

SOVEREIGN ISSUES 3.8%
Province of Alberta
1.250% due 06/01/2020		100	72
2.350% due 06/01/2025		100	72
Province of Ontario
2.600% due 06/02/2025		1,300	961
3.450% due 06/02/2045		100	76
6.200% due 06/02/2031		100	101

			1,282

Total Canada (Cost $1,626)			1,549

DENMARK 6.0%

CORPORATE BONDS & NOTES 6.0%
Nordea Kredit Realkreditaktieselskab
2.500% due 10/01/2047	DKK	500	70
Nykredit Realkredit A/S
1.000% due 07/01/2016		3,700	542
1.000% due 10/01/2016		3,400	499
2.000% due 04/01/2016		3,200	468
3.000% due 10/01/2047		1,693	243
Realkredit Danmark A/S
2.000% due 01/01/2016		900	131
2.500% due 10/01/2037		100	14
3.000% due 10/01/2047		498	72

Total Denmark (Cost $2,087)			2,039

FRANCE 7.9%

CORPORATE BONDS & NOTES 0.9%
Credit Agricole S.A.
1.047% due 06/12/2017		$300	299

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 7.0%
Caisse d’Amortissement de la Dette Sociale
3.375% due 03/20/2024		$300	$318
France Government International Bond
0.250% due 07/25/2024 (c)	EUR	51	58
1.000% due 11/25/2018		400	450
3.250% due 05/25/2045		300	415
4.000% due 10/25/2038		125	190
4.500% due 04/25/2041		500	826
France Treasury Notes
2.500% due 07/25/2016		100	110

			2,367

Total France (Cost $2,738)			2,666

GERMANY 3.4%

CORPORATE BONDS & NOTES 2.2%
Commerzbank AG
8.125% due 09/19/2023		$200	230
KFW
6.000% due 08/20/2020	AUD	100	83
Landwirtschaftliche Rentenbank
5.500% due 03/29/2022		400	329
Symrise AG
4.125% due 10/25/2017	EUR	100	115

			757

SOVEREIGN ISSUES 1.2%
Republic of Germany
0.750% due 04/15/2018 (c)		213	237
4.250% due 07/04/2039		100	171

			408

Total Germany (Cost $1,283)			1,165

GREECE 0.4%

SOVEREIGN ISSUES 0.4%
Republic of Greece Government International Bond
3.800% due 08/08/2017	JPY	10,000	75
5.000% due 08/22/2016		10,000	80

Total Greece (Cost $186)			155

GUERNSEY, CHANNEL ISLANDS 0.3%

CORPORATE BONDS & NOTES 0.3%
Credit Suisse Group Funding Guernsey Ltd.
2.750% due 03/26/2020		$100	99

Total Guernsey, Channel Islands (Cost $100)			99

IRELAND 0.6%

ASSET-BACKED SECURITIES 0.1%
Mercator CLO PLC
0.149% due 02/18/2024	EUR	27	29

CORPORATE BONDS & NOTES 0.5%
Depfa ACS Bank
4.875% due 05/21/2019		50	63
5.125% due 03/16/2037		$100	122

			185

Total Ireland (Cost $230)			214

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ITALY 10.8%

CORPORATE BONDS & NOTES 0.7%
Banca Carige SpA
3.875% due 10/24/2018	EUR	200	$236

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.7%
Berica Residential MBS SRL
0.229% due 03/31/2048		35	37
Claris SRL
0.354% due 10/31/2060		106	114
Giovecca Mortgages SRL
0.547% due 04/23/2048		93	100

			251

SOVEREIGN ISSUES 9.4%
Italy Buoni Poliennali Del Tesoro
2.000% due 12/01/2025		350	394
4.000% due 02/01/2037		300	407
4.500% due 05/01/2023		50	67
4.500% due 03/01/2024		1,600	2,161
Italy Government International Bond
6.000% due 08/04/2028	GBP	100	178

			3,207

Total Italy (Cost $3,775)			3,694

LUXEMBOURG 0.7%

CORPORATE BONDS & NOTES 0.7%
Erste Europaische Pfandbrief und Kommunalkreditbank AG S.A.
4.250% due 06/04/2018	EUR	200	236

Total Luxembourg (Cost $231)			236

MEXICO 2.4%

SOVEREIGN ISSUES 2.4%
Mexico Government International Bond
4.750% due 06/14/2018	MXN	4,000	233
6.500% due 06/09/2022		9,600	575
8.500% due 12/13/2018		330	21

Total Mexico (Cost $924)			829

NETHERLANDS 1.0%

ASSET-BACKED SECURITIES 0.1%
Euro-Galaxy CLO BV
0.187% due 10/23/2021	EUR	25	27

CORPORATE BONDS & NOTES 0.9%
Rabobank Group
8.375% due 07/26/2016 (d)		$300	310

Total Netherlands (Cost $340)			337

NORWAY 0.3%

CORPORATE BONDS & NOTES 0.3%
Eksportfinans ASA
5.500% due 05/25/2016		$100	101

Total Norway (Cost $101)			101

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2015	13

Schedule of Investments PIMCO Foreign Bond Portfolio (Unhedged) (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
PORTUGAL 0.3%

CORPORATE BONDS & NOTES 0.3%
Novo Banco S.A.
7.000% due 03/04/2016	EUR	100	$105

Total Portugal (Cost $106)			105

SLOVENIA 2.9%

SOVEREIGN ISSUES 2.9%
Slovenia Government International Bond
4.125% due 02/18/2019		$500	527
4.700% due 11/01/2016	EUR	200	226
5.250% due 02/18/2024		$200	221

Total Slovenia (Cost $993)			974

SPAIN 8.1%

CORPORATE BONDS & NOTES 0.3%
BPE Financiaciones S.A.
2.875% due 05/19/2016	EUR	100	110

SOVEREIGN ISSUES 7.8%
Autonomous Community of Catalonia
4.950% due 02/11/2020		200	235
Autonomous Community of Madrid
4.125% due 05/21/2024		100	128
Instituto de Credito Oficial
4.530% due 03/17/2016	CAD	100	73
Spain Government International Bond
2.150% due 10/31/2025	EUR	650	730
2.750% due 10/31/2024		250	296
3.300% due 07/30/2016		100	111
3.800% due 04/30/2024		100	127
4.700% due 07/30/2041		100	144
5.150% due 10/31/2028		200	290
5.150% due 10/31/2044		75	116
5.400% due 01/31/2023 (f)		200	278
Xunta de Galicia
5.763% due 04/03/2017		100	116

			2,644

Total Spain (Cost $2,915)			2,754

SWEDEN 0.9%

CORPORATE BONDS & NOTES 0.5%
Skandinaviska Enskilda Banken AB
3.000% due 06/20/2018	SEK	1,000	127
Swedbank Hypotek AB
3.750% due 12/20/2017		300	38

			165

SOVEREIGN ISSUES 0.4%
Sweden Government International Bond
4.250% due 03/12/2019		900	122

Total Sweden (Cost $353)			287

SWITZERLAND 0.8%

CORPORATE BONDS & NOTES 0.6%
UBS AG
5.125% due 05/15/2024		$200	202

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 0.2%
Switzerland Government Bond
3.500% due 04/08/2033	CHF	50	$76

Total Switzerland (Cost $285)			278

UNITED KINGDOM 12.4%

ASSET-BACKED SECURITIES 0.2%
Motor PLC
0.902% due 08/25/2021		$66	66

CORPORATE BONDS & NOTES 2.7%
Barclays PLC
6.500% due 09/15/2019 (d)	EUR	200	221
8.250% due 12/15/2018 (d)		$200	214
Lloyds Bank PLC
4.875% due 03/30/2027	GBP	100	175
Royal Bank of Scotland PLC
9.500% due 03/16/2022		$100	108
Santander UK Group Holdings PLC
2.875% due 10/16/2020		200	199

			917

NON-AGENCY MORTGAGE-BACKED SECURITIES 4.3%
Eurosail PLC
0.035% due 03/13/2045	EUR	61	63
0.044% due 12/10/2044		54	56
0.745% due 03/13/2045	GBP	122	172
Great Hall Mortgages PLC
0.663% due 06/18/2039		$50	47
Hercules Eclipse PLC
0.819% due 10/25/2018	GBP	46	67
Kensington Mortgage Securities PLC
0.045% due 06/14/2040	EUR	48	48
Leek Finance PLC
0.830% due 09/21/2038		$213	225
Mansard Mortgages PLC
1.233% due 12/15/2049	GBP	152	216
Newgate Funding PLC
1.583% due 12/15/2050		177	238
RMAC Securities PLC
0.025% due 06/12/2044	EUR	134	133
0.755% due 06/12/2044	GBP	154	208

			1,473

SOVEREIGN ISSUES 5.2%
United Kingdom Gilt
3.250% due 01/22/2044		850	1,397
3.500% due 01/22/2045		100	172
4.250% due 12/07/2040		100	191

			1,760

Total United Kingdom (Cost $4,181)			4,216

UNITED STATES 24.7%

ASSET-BACKED SECURITIES 1.5%
Panhandle-Plains Higher Education Authority, Inc.
1.742% due 10/01/2035		$44	44
Renaissance Home Equity Loan Trust
2.972% due 12/25/2032		90	86
Saxon Asset Securities Trust
2.172% due 12/25/2037		87	70
SG Mortgage Securities Trust
0.572% due 10/25/2036		200	121

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SLM Student Loan Trust
0.132% due 12/15/2023	EUR	81	$85
Structured Asset Investment Loan Trust
2.147% due 10/25/2034		$116	98

			504

BANK LOAN OBLIGATIONS 0.3%
Charter Communications Operating LLC
3.500% due 01/24/2023		100	100

CORPORATE BONDS & NOTES 3.0%
Ally Financial, Inc.
3.600% due 05/21/2018		100	100
Bank of America Corp.
6.100% due 03/17/2025 (d)		100	102
6.875% due 04/25/2018		100	110
CCO Safari LLC
4.464% due 07/23/2022		100	100
Citigroup, Inc.
1.013% due 04/27/2018		100	100
6.125% due 11/15/2020 (d)		100	102
International Lease Finance Corp.
6.750% due 09/01/2016		100	103
JPMorgan Chase & Co.
3.900% due 07/15/2025		100	103
U.S. Bancorp
5.125% due 01/15/2021 (d)		100	101
Wells Fargo & Co.
3.000% due 02/19/2025		100	97

			1,018

NON-AGENCY MORTGAGE-BACKED SECURITIES 5.1%
Banc of America Alternative Loan Trust
6.500% due 04/25/2036 ^		164	141
Citigroup Commercial Mortgage Trust
1.081% due 06/15/2033		300	297
Citigroup Mortgage Loan Trust, Inc.
2.420% due 09/25/2035		16	16
Commercial Mortgage Trust
1.592% due 07/10/2046 (a)		655	19
2.021% due 07/10/2046 (a)		481	35
Credit Suisse Mortgage Capital Certificates
5.777% due 12/16/2049		152	155
DBUBS Mortgage Trust
0.291% due 11/10/2046 (a)		200	3
1.127% due 11/10/2046 (a)		255	6
First Horizon Mortgage Pass-Through Trust
2.732% due 05/25/2037 ^		48	39
HarborView Mortgage Loan Trust
0.682% due 02/19/2036		374	279
Impac CMB Trust
1.142% due 10/25/2034		90	78
IndyMac Mortgage Loan Trust
0.662% due 07/25/2035		32	28
JPMorgan Chase Commercial Mortgage Securities Trust
4.070% due 11/15/2043		200	211
JPMorgan Mortgage Trust
2.609% due 02/25/2036 ^		29	25
Mellon Residential Funding Corp. Mortgage Pass-Through Trust
1.191% due 08/15/2032		51	49
Merrill Lynch Mortgage Investors Trust
2.496% due 02/25/2035		16	16
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.877% due 08/12/2049		100	104

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2015

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Morgan Stanley Bank of America Merrill Lynch Trust
1.446% due 12/15/2048 (a)	$383	$19
Royal Bank of Scotland Capital Funding Trust
6.044% due 12/16/2049	70	72
Thornburg Mortgage Securities Trust
2.084% due 06/25/2047 ^	18	16
WaMu Commercial Mortgage Securities Trust
5.449% due 03/23/2045	99	100
Wells Fargo Mortgage-Backed Securities Trust
2.735% due 10/25/2035	35	35

		1,743

U.S. GOVERNMENT AGENCIES 5.5%
Fannie Mae
0.852% due 11/25/2040	49	50
0.872% due 11/25/2040	83	83
Fannie Mae, TBA
3.500% due 02/01/2046	200	206
Freddie Mac
0.931% due 12/15/2037	15	15
Freddie Mac, TBA
3.500% due 02/01/2046	1,000	1,027
NCUA Guaranteed Notes
0.646% due 11/06/2017	329	329
0.829% due 12/08/2020	123	124
Small Business Administration
5.980% due 05/01/2022	42	45

		1,879

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY OBLIGATIONS 9.3%
U.S. Treasury Bonds
2.875% due 08/15/2045		$100	$97
3.000% due 05/15/2045		100	99
U.S. Treasury Inflation Protected Securities (c)
0.125% due 01/15/2022		105	102
0.125% due 07/15/2022		103	100
0.125% due 01/15/2023		1,236	1,185
0.250% due 01/15/2025		904	862
0.375% due 07/15/2025		301	291
2.375% due 01/15/2025		378	430

			3,166

Total United States (Cost $8,521)			8,410

SHORT-TERM INSTRUMENTS 1.7%

REPURCHASE AGREEMENTS (e) 0.8%
			261

SHORT-TERM NOTES 0.9%
Czech Republic Ministry of Finance Bill
0.010% due 02/12/2016 (b)	CZK	8,000	322

Total Short-Term Instruments (Cost $591)			583

Total Investments in Securities (Cost $32,477)			31,510

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 7.1%

SHORT-TERM INSTRUMENTS 7.1%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 7.1%
PIMCO Short-Term Floating NAV Portfolio III	246,160	$2,431

Total Short-Term Instruments (Cost $2,441)		2,431

Total Investments in Affiliates (Cost $2,441)		2,431

Total Investments 99.7% (Cost $34,918)		$33,941

Financial Derivative Instruments (g)(h) 0.5% (Cost or Premiums, net $(60))		167

Other Assets and Liabilities, net (0.2%)		(77)

Net Assets 100.0%		$34,031

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Interest only security.
(b)	Zero coupon bond. Coupon presented is a calculated yield.
(c)	Principal amount of security is adjusted for inflation.
(d)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.010%	12/31/2015	01/04/2016	$261	Fannie Mae 2.140% due 11/07/2022	$(270)	$261	$261

Total Repurchase Agreements						$(270)	$261	$261

(1)	Includes accrued interest.

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)		Payable for Sale-Buyback Transactions (3)
BPS	(0.021%)	11/05/2015	02/04/2016	EUR	(265)	$(278)

Total Sale-Buyback Transactions						$(278)

(2)	The average amount of borrowings outstanding during the period ended December 31, 2015 was $(1,983) at a weighted average interest rate of 0.079%.
(3)	Payable for sale-buyback transactions includes $1 of deferred price drop.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2015	15

Schedule of Investments PIMCO Foreign Bond Portfolio (Unhedged) (Cont.)

SHORT SALES:

SHORT SALES ON U.S. GOVERNMENT AGENCIES *:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
Fannie Mae, TBA	4.000%	02/01/2046	$100	$(105)	$(106)
Fannie Mae, TBA	4.500	02/01/2046	1,700	(1,832)	(1,833)

Total Short Sales				$(1,937)	$(1,939)

*	Short Sales shown are To-Be-Announced (“TBA”) securities which are not subject to collateral pledging under the terms of any master agreements.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of December 31, 2015:

(f)	Securities with an aggregate market value of $278 have been pledged as collateral under the terms of the following master agreements as of December 31, 2015.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (4)
Global/Master Repurchase Agreement
SSB	$261	$0	$0	$261	$(270)	$(9)

Master Securities Forward Transaction Agreement
BPS	0	0	(278)	(278)	278	0

Total Borrowings and Other Financing Transactions	$261	$0	$(278)

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Sale-Buyback Transactions
Sovereign Issues	$0	$0	$(278)	$0	$(278)

Total Borrowings	$0	$0	$(278)	$0	$(278)

Gross amount of recognized liabilities for sale-buyback financing transactions					$(278)

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOT U.S. Treasury 5-Year Note March Futures	$109.000	02/19/2016	4	$0	$0
Put - CBOT U.S. Treasury 10-Year Note March Futures	108.000	02/19/2016	56	1	1
Put - CBOT U.S. Treasury 10-Year Note March Futures	109.000	02/19/2016	1	0	0

				$1	$1

Total Purchased Options				$1	$1

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	Short	12/2016	6	$(4)	$0	$0
90-Day Eurodollar June Futures	Short	06/2016	4	(1)	0	0
90-Day Eurodollar March Futures	Short	03/2017	6	(4)	0	0

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2015

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar September Futures	Short	09/2016	9	$(5)	$0	$0
Australia Government 3-Year Note March Futures	Long	03/2016	4	1	0	(1)
Call Options Strike @ EUR 170.000 on Euro-Bund 10-Year Bond March Futures	Long	02/2016	6	0	0	0
Call Options Strike @ EUR 173.000 on Euro-Bund 10-Year Bond March Futures	Long	02/2016	2	0	0	0
Euro-Bobl March Futures	Long	03/2016	18	(19)	1	0
Euro-BONO March Future	Long	03/2016	1	0	1	0
Euro-BTP Italy Government Bond March Futures	Short	03/2016	10	9	0	(7)
Euro-Bund 10-Year Bond March Futures	Short	03/2016	9	19	0	0
Euro-OAT France Government 10-Year Bond March Futures	Long	03/2016	4	(11)	1	0
Euro-Schatz March Futures	Long	03/2016	1	0	0	0
Put Options Strike @ EUR 125.250 on Euro-Bobl 10-Year Bond March Futures	Long	02/2016	17	0	0	0
U.S. Treasury 5-Year Note March Futures	Long	03/2016	4	(1)	1	0
U.S. Treasury 10-Year Note March Futures	Long	03/2016	53	(15)	15	0
U.S. Treasury Ultra Long-Term Bond March Futures	Short	03/2016	2	(1)	0	(2)
United Kingdom Long Gilt March Futures	Short	03/2016	1	1	1	(1)

Total Futures Contracts				$(31)	$20	$(11)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount (2)	Market Value (3)	Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
CDX.HY-25 5-Year Index	5.000%	12/20/2020	$ 900	$13	$6	$1	$0
CDX.IG-25 5-Year Index	1.000	12/20/2020	3,700	22	(8)	1	0
iTraxx Europe Main 24 5-Year Index	1.000	12/20/2020	EUR 2,900	36	(8)	1	0
iTraxx Senior 24 5-Year Index	1.000	12/20/2020	500	6	1	0	0

				$77	$(9)	$3	$0

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Pay	3-Month CHF-LIBOR	0.050%	03/16/2026	CHF	200	$(5)	$(5)	$0	$(1)
Pay	3-Month SEK-LIBOR	1.080	01/26/2025	SEK	200	(1)	(1)	0	0
Pay	3-Month SEK-LIBOR	1.085	01/26/2025		200	(1)	(1)	0	0
Receive	3-Month USD-LIBOR*	1.300	05/06/2017	$	8,100	(18)	(5)	0	(2)
Receive	3-Month USD-LIBOR	1.500	12/16/2017		4,600	(34)	(13)	0	(1)
Receive	3-Month USD-LIBOR	2.000	08/31/2022		400	(2)	(1)	0	(1)
Receive	3-Month USD-LIBOR	2.250	12/16/2022		5,800	(123)	(161)	0	(18)
Receive	3-Month USD-LIBOR	2.500	12/16/2025		1,900	(58)	(87)	0	(8)
Receive	3-Month USD-LIBOR*	2.250	06/15/2026		2,500	17	9	0	(9)
Pay	3-Month ZAR-JIBAR	8.500	03/16/2026	ZAR	1,900	(8)	(8)	0	(2)
Receive	6-Month AUD-BBR-BBSW	3.500	12/17/2025	AUD	200	(5)	0	2	0
Pay	6-Month EUR-EURIBOR*	0.150	03/16/2018	EUR	800	3	(2)	0	0
Pay	6-Month EUR-EURIBOR*	0.493	03/16/2021		2,200	14	8	0	0
Pay	6-Month EUR-EURIBOR	0.500	03/16/2021		1,000	7	(8)	0	0
Pay	6-Month EUR-EURIBOR	1.000	11/30/2025		500	1	(7)	0	0
Pay	6-Month EUR-EURIBOR	0.750	12/16/2025		100	(2)	4	0	0
Pay	6-Month EUR-EURIBOR*	1.000	03/16/2026		1,300	(6)	(5)	0	(1)
Receive	6-Month EUR-EURIBOR	1.564	11/30/2045		300	3	16	1	0
Receive	6-Month EUR-EURIBOR	1.500	03/16/2046		400	14	(1)	1	0
Receive	6-Month GBP-LIBOR	1.500	03/16/2018	GBP	200	(2)	0	0	0
Receive	6-Month GBP-LIBOR	1.750	09/16/2018		1,100	(11)	(12)	1	0
Pay	6-Month GBP-LIBOR	1.750	03/16/2021		700	5	(1)	0	(2)
Receive	6-Month GBP-LIBOR	2.250	03/16/2046		200	(6)	(7)	2	0

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2015	17

Schedule of Investments PIMCO Foreign Bond Portfolio (Unhedged) (Cont.)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Pay	6-Month JPY-LIBOR	0.150%	03/22/2018	JPY	740,000	$5	$2	$0	$0
Receive	6-Month JPY-LIBOR	0.500	09/17/2021		90,000	(14)	(3)	0	0
Receive	6-Month JPY-LIBOR	0.500	09/18/2022		140,000	(21)	(17)	0	0
Pay	6-Month JPY-LIBOR	0.750	12/20/2024		110,000	32	14	0	0
Pay	6-Month JPY-LIBOR	1.500	06/19/2033		470,000	410	427	0	(1)
Pay	6-Month JPY-LIBOR	1.250	06/17/2035		30,000	13	8	0	0
Pay	6-Month JPY-LIBOR	1.500	12/20/2044		20,000	13	4	0	0
Pay	28-Day MXN-TIIE	4.300	09/01/2016	MXN	10,600	2	1	0	0
Pay	28-Day MXN-TIIE	4.340	09/28/2017		4,300	0	0	0	0
Pay	28-Day MXN-TIIE	4.195	10/05/2017		3,200	0	0	0	0
Pay	28-Day MXN-TIIE	4.130	10/17/2017		10,000	(2)	0	1	0
Pay	28-Day MXN-TIIE	4.260	10/31/2017		7,100	0	0	0	0
Pay	28-Day MXN-TIIE	5.010	10/10/2019		3,400	(1)	(1)	0	0
Pay	28-Day MXN-TIIE	5.615	06/02/2020		6,900	5	2	1	0
Pay	28-Day MXN-TIIE	5.630	07/07/2021		2,100	0	0	0	0
Pay	28-Day MXN-TIIE	5.560	11/11/2021		400	0	0	0	0
Pay	28-Day MXN-TIIE	6.000	07/18/2022		1,200	0	0	0	0
Pay	28-Day MXN-TIIE	5.860	11/22/2022		3,500	(2)	(2)	1	0

						$222	$147	$10	$(46)

Total Swap Agreements						$299	$138	$13	$(46)

*	This security has a forward starting effective date. See Note 2a for further information.

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2015:

Cash of $990 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2015. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$1	$20	$13	$34	$0	$(11)	$(46)	$(57)

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
AZD	01/2016		AUD	3,229		$	2,316	$0	$(37)
	01/2016		NZD	2,306			1,582	4	0
	01/2016		$	71		MYR	293	0	(3)
	02/2016			2,313		AUD	3,229	37	0
	02/2016			1,579		NZD	2,306	0	(4)

BOA	01/2016		BRL	405		$	103	1	0
	01/2016		CAD	3,915			2,819	0	(10)
	01/2016		IDR	390,600			28	0	0
	01/2016		$	104		BRL	405	0	(1)
	01/2016			5,171		EUR	4,706	0	(57)
	01/2016			1,504		NZD	2,306	73	0
	02/2016		AUD	2,485	$		1,803	0	(4)
	02/2016		DKK	4,190			614	3	0
	02/2016		EUR	4,706			5,175	57	0
	02/2016		JPY	24,800			204	0	(2)
	02/2016		NOK	360			41	1	0
	02/2016		THB	2,662			74	0	0
	02/2016	$		2,819		CAD	3,915	10	0
	02/2016			101		NZD	152	3	0
	03/2016		MXN	344	$		20	0	0
	04/2016		DKK	751			111	2	0
	07/2016			1,212			183	5	0
	09/2016		CNH	264			40	1	0

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2015

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BPS	01/2016		BRL	988	$		251	$1	$0
	01/2016	$		253		BRL	988	0	(3)
	01/2016			64		KRW	76,116	0	0
	01/2016			90		NOK	775	0	(2)
	02/2016		BRL	988	$		250	3	0
	09/2016		CNH	913			138	3	0

BRC	01/2016		IDR	348,500			25	0	0
	01/2016		KRW	792,484			682	8	0
	01/2016		RUB	2,224			33	3	0
	01/2016	$		122		CAD	169	0	0
	01/2016			5		KRW	5,722	0	0
	02/2016		INR	3,823	$		57	0	(1)
	02/2016		TWD	1,228			37	0	0
	09/2016		CNH	326			49	1	0

CBK	01/2016		BRL	157			40	1	0
	01/2016		CHF	1,691			1,711	22	0
	01/2016		EUR	147			156	0	(4)
	01/2016		GBP	114			169	1	0
	01/2016		KRW	1,147			1	0	0
	01/2016		MYR	242			56	0	0
	01/2016		SEK	11,980			1,437	18	0
	01/2016	$		40		BRL	157	0	(1)
	01/2016			27		CNH	172	0	(1)
	01/2016			13		KRW	15,074	0	0
	01/2016			1,289		SEK	11,210	39	0
	02/2016		AUD	47	$		34	0	0
	02/2016		CZK	8,019			333	10	0
	02/2016		DKK	485			71	1	0
	02/2016		EUR	317			347	2	0
	02/2016		SGD	590			417	2	0
	02/2016	$		39		BRL	154	0	0
	02/2016			1,713		CHF	1,691	0	(23)
	02/2016			304		DKK	2,075	0	(2)
	02/2016			838		EUR	768	3	(6)
	02/2016			1,867		GBP	1,240	0	(39)
	02/2016			1,484		SEK	12,375	1	(18)
	09/2016		CNH	160	$		24	0	0

DUB	01/2016		BRL	1,773			454	6	0
	01/2016		CNY	52			8	0	0
	01/2016	$		459		BRL	1,773	0	(11)
	01/2016			88		SEK	770	3	0
	02/2016		TWD	1,324	$		40	0	0
	02/2016	$		380		BRL	1,501	0	(5)
	04/2016		BRL	805	$		236	39	0

FBF	01/2016			651			167	2	0
	01/2016		KRW	19,466			17	0	0
	01/2016	$		168		BRL	651	0	(4)

GLM	01/2016		EUR	292	$		310	0	(7)
	01/2016		INR	6,512			98	0	0
	01/2016		KRW	48,784			43	1	0
	01/2016	$		131		EUR	121	0	0
	01/2016			467		INR	31,322	5	0
	01/2016			5,914		JPY	722,436	96	0
	03/2016		MXN	932	$		54	1	0

HUS	01/2016		EUR	4,396			4,685	0	(93)
	02/2016		SGD	27			19	0	0
	02/2016	$		27		NOK	235	0	0
	02/2016			36		SEK	315	1	0
	02/2016			119		SGD	168	0	(1)
	04/2016		DKK	1,738	$		257	3	0
	09/2016		CNH	160			24	0	0

JPM	01/2016		BRL	1,332			390	54	0
	01/2016		DKK	349			53	3	0
	01/2016		INR	13,077			197	0	0
	01/2016		KRW	346,095			298	4	0
	01/2016	$		165		AUD	229	2	0
	01/2016			345		BRL	1,332	0	(9)
	01/2016			2,753		CAD	3,669	0	(102)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2015	19

Schedule of Investments PIMCO Foreign Bond Portfolio (Unhedged) (Cont.)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	01/2016	$		308		DKK	2,045	$0	$(10)
	01/2016			141		EUR	130	0	0
	01/2016			188		GBP	125	0	(4)
	01/2016			178		INR	11,912	2	0
	01/2016			1,518		KRW	1,782,632	0	(2)
	01/2016			23		MYR	97	0	(1)
	01/2016			1,590		NOK	13,777	0	(34)
	02/2016		CAD	249	$		187	7	0
	02/2016		EUR	405			443	3	0
	02/2016		IDR	914,880			64	0	(1)
	02/2016		SEK	375			44	0	0
	02/2016		SGD	716			506	2	0
	02/2016		TWD	2,395			73	1	0
	02/2016	$		20		CHF	20	1	0
	02/2016			1,427		EUR	1,344	35	0
	02/2016			97		GBP	65	0	(1)
	04/2016		DKK	749	$		111	2	0
	09/2016		CNH	1,706			258	5	0
	09/2016	$		99		CNH	645	0	(3)
	10/2016		DKK	3,419	$		520	17	0

MSB	01/2016			571			87	4	0
	01/2016		JPY	1,027,236			8,490	0	(57)
	01/2016		KRW	21,225			18	0	0
	01/2016	$		54		JPY	6,500	0	0
	01/2016			149		KRW	171,633	0	(3)
	01/2016			31		RUB	2,224	0	(1)
	02/2016		CAD	112	$		82	1	0
	02/2016		DKK	90			13	0	0
	02/2016	$		8,495		JPY	1,027,236	57	0
	04/2016		RUB	2,224	$		31	1	0
	05/2016		BRL	1,606			456	66	0

NAB	01/2016	$		2,159		AUD	3,000	28	0

SCX	01/2016		DKK	4,190	$		595	0	(15)
	01/2016		INR	2,796			42	0	0
	01/2016		MYR	1,519			346	0	(6)
	01/2016		TRY	286			97	0	(1)
	01/2016	$		185		CAD	246	0	(7)
	01/2016			89		CHF	91	2	0
	02/2016		CAD	980	$		733	25	0
	02/2016		CHF	1,770			1,728	0	(42)
	02/2016		EUR	221			234	0	(7)
	02/2016		GBP	23			35	1	0
	02/2016		IDR	346,440			24	0	(1)
	02/2016	$		91		AUD	127	1	0
	02/2016			153		EUR	144	4	0
	02/2016			395		INR	26,341	0	0
	02/2016			143		JPY	17,600	3	0
	02/2016			23		NOK	200	0	0
	02/2016			1,499		SGD	2,111	0	(13)

UAG	01/2016		BRL	214	$		55	1	0
	01/2016		EUR	122			133	0	0
	01/2016		GBP	11			17	0	0
	01/2016		NOK	14,552			1,678	34	0
	01/2016			$55		BRL	214	0	(1)
	01/2016			1,576		CHF	1,600	22	0
	01/2016			552		INR	36,963	5	0
	01/2016			2,428		JPY	298,300	54	0
	01/2016			55		KRW	63,153	0	(1)
	01/2016			150		MYR	632	0	(4)
	02/2016			55		BRL	214	0	(1)
	02/2016			1,678		NOK	14,552	0	(34)
	07/2016		DKK	2,525	$		380	10	0
	09/2016		CNH	329			50	1	0
	09/2016			$472		CNH	3,078	0	(16)

Total Forward Foreign Currency Contracts								$931	$(716)

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2015

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Cost	Market Value
BPS	Put - OTC GBP versus USD	$	1.270	02/29/2016	GBP	1,200	$0	$0
	Call - OTC USD versus CAD	CAD	1.520	01/12/2016	$	3,800	0	0

FBF	Call - OTC USD versus BRL	BRL	4.000	03/28/2016		300	13	16

GLM	Call - OTC USD versus JPY	JPY	125.100	01/27/2016		100	1	0

MSB	Call - OTC USD versus JPY		137.000	01/25/2016		7,400	1	0

SCX	Call - OTC USD versus CNY	CNY	6.520	10/31/2016		8	2	5

							$17	$21

Total Purchased Options							$17	$21

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
BOA	Put - OTC CDX.IG-25 5-Year Index	Sell	0.950%	01/20/2016	$ 200	$0	$0

BRC	Put - OTC CDX.IG-25 5-Year Index	Sell	0.950	01/20/2016	200	0	0

CBK	Put - OTC CDX.IG-25 5-Year Index	Sell	0.950	01/20/2016	100	0	0

GST	Call - OTC CDX.IG-25 5-Year Index	Buy	0.700	01/20/2016	200	0	0
	Put - OTC CDX.IG-25 5-Year Index	Sell	0.900	01/20/2016	200	(1)	(1)

						$(1)	$(1)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Premiums (Received)	Market Value
AZD	Call - OTC USD versus CNY	CNY	7.000	11/01/2016	$200	$(2)	$(3)

FBF	Put - OTC USD versus BRL	BRL	3.800	03/28/2016	300	(7)	(4)
	Call - OTC USD versus BRL		4.300	03/28/2016	300	(6)	(8)

GLM	Put - OTC USD versus JPY	JPY	117.350	01/27/2016	300	(2)	(1)

HUS	Call - OTC USD versus CNY	CNY	6.600	02/05/2016	100	(1)	(1)

JPM	Call - OTC USD versus CNY		6.600	02/05/2016	90	(1)	(1)
	Put - OTC USD versus KRW	KRW	1,082.500	01/19/2016	100	(1)	0
	Put - OTC USD versus KRW		1,092.500	01/20/2016	100	(1)	0

MSB	Call - OTC USD versus RUB	RUB	70.000	02/02/2016	100	(2)	(4)

						$(23)	$(22)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BRC	Call - OTC 5-Year Interest Rate Swap*	6-Month EUR-EURIBOR	Receive	0.400%	04/29/2016	EUR	500	$(2)	$0
	Put - OTC 5-Year Interest Rate Swap*	6-Month EUR-EURIBOR	Pay	1.400	04/29/2016		500	(4)	(11)
	Call - OTC 10-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	1.700	03/10/2016	GBP	300	(2)	(1)
	Put - OTC 10-Year Interest Rate Swap	6-Month GBP-LIBOR	Pay	2.250	03/10/2016		300	(2)	(2)
	Call - OTC 30-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	1.800	01/12/2016		200	(3)	0
	Put - OTC 30-Year Interest Rate Swap	6-Month GBP-LIBOR	Pay	2.400	01/12/2016		200	(3)	0

JPM	Call - OTC 10-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	1.750	02/01/2016		400	(3)	0
	Put - OTC 10-Year Interest Rate Swap	6-Month GBP-LIBOR	Pay	2.300	02/01/2016		400	(3)	0

								$(22)	$(14)

Total Written Options								$(46)	$(37)

*	This security has a forward starting effective date. See Note 2a for further information.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2015	21

Schedule of Investments PIMCO Foreign Bond Portfolio (Unhedged) (Cont.)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED DECEMBER 31, 2015:

	# of Contracts	Notional Amount in $	Notional Amount in AUD		Notional Amount in EUR		Notional Amount in GBP		Notional Amount in NZD		Premiums
Balance at Beginning of Period	0	$8,800	AUD	0	EUR	3,200	GBP	600	NZD	0	$(212)
Sales	4	9,490		500		9,560		4,000		1,000	(136)
Closing Buys	0	(5,300)		0		(2,000)		(700)		(1,000)	126
Expirations	(2)	(8,200)		(500)		(7,870)		(1,600)		0	105
Exercised	(2)	(2,300)		0		(1,890)		(500)		0	71

Balance at End of Period	0	$2,490	AUD	0	EUR	1,000	GBP	1,800	NZD	0	$(46)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION (1)

Counterparty	Reference Entity	Fixed (Pay) Rate	Maturity Date	Implied Credit Spread at December 31, 2015 (3)	Notional Amount (4)	Premiums Paid/(Received)	Unrealized (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BOA	Commerzbank AG	(1.000%)	12/20/2023	2.232%	$ 200	$20	$(3)	$17	$0

JPM	Ally Financial, Inc.	(5.000)	06/20/2018	1.411	100	(8)	(1)	0	(9)

						$12	$(4)	$17	$(9)

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION (2)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2015 (3)		Notional Amount (4)	Premiums (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Brazil Government International Bond	1.000%	03/20/2019	4.263%	$	200	$(9)	$(10)	$0	$(19)
	France Government International Bond	0.250	03/20/2020	0.195		100	(1)	1	0	0
	Volkswagen International Finance NV	1.000	12/20/2016	1.169	EUR	100	(1)	1	0	0

BRC	France Government International Bond	0.250	03/20/2020	0.195	$	100	(1)	1	0	0
	Russia Government International Bond	1.000	09/20/2016	1.591		100	(1)	1	0	0

CBK	Brazil Government International Bond	1.000	03/20/2019	4.263		100	(4)	(6)	0	(10)

GST	France Government International Bond	0.250	03/20/2020	0.195		400	(4)	5	1	0

HUS	Brazil Government International Bond	1.000	09/20/2019	4.461		100	(3)	(9)	0	(12)
	Russia Government International Bond	1.000	09/20/2016	1.591		100	(1)	1	0	0

JPM	France Government International Bond	0.250	03/20/2020	0.195		200	(1)	2	1	0
	Tesco PLC	1.000	12/20/2020	2.886	EUR	200	(17)	(2)	0	(19)

MYC	France Government International Bond	0.250	03/20/2020	0.195	$	100	(1)	1	0	0

							$(44)	$(14)	$2	$(60)

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2015

CROSS-CURRENCY SWAPS

Counterparty	Receive	Pay	Maturity Date (5)	Notional Amount of Currency Received		Notional Amount of Currency Delivered		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BOA	Floating rate equal to 3-Month EUR-EURIBOR less 0.100% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	03/16/2021	EUR	1,000		$1,097	$(3)	$6	$3	$0
	Floating rate equal to 3-Month EUR-EURIBOR less 0.200% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	03/16/2026		140		152	0	2	2	0

BPS	Floating rate equal to 3-Month EUR-EURIBOR less 0.100% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	12/16/2020		600		650	1	8	9	0
	Floating rate equal to 3-Month EUR-EURIBOR less 0.100% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	03/16/2021		600		658	0	2	2	0

CBK	Floating rate equal to 3-Month EUR-EURIBOR less 0.100% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	03/16/2021		900		987	(3)	5	2	0
	Floating rate equal to 3-Month EUR-EURIBOR less 0.200% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	03/16/2026		340		369	4	2	6	0

DUB	Floating rate equal to 3-Month EUR-EURIBOR less 0.100% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	03/16/2021		700		768	(1)	3	2	0
	Floating rate equal to 3-Month EUR-EURIBOR less 0.200% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	06/15/2026		100		106	0	4	4	0

GLM	Floating rate equal to 3-Month EUR-EURIBOR less 0.200% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	03/16/2026		200		217	3	0	3	0

MYC	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency received	Floating rate equal to 3-Month JPY-LIBOR less 0.9075% based on the notional amount of currency delivered	03/16/2021		$164	JPY	20,000	(2)	0	0	(2)

								$(1)	$32	$33	$(2)

(5)	At the maturity date, the notional amount of the currency received will be exchanged back for the notional amount of the currency delivered.

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	3-Month KRW-KWCDC	1.860%	12/01/2020	KRW	179,600	$0	$1	$1	$0

CBK	Pay	3-Month KRW-KWCDC	1.863	12/01/2020		111,300	0	1	1	0

DUB	Receive	1-Year BRL-CDI	16.150	01/04/2021	BRL	600	1	0	1	0
	Pay	3-Month KRW-KWCDC	1.860	12/01/2020	KRW	538,800	0	2	2	0

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2015	23

Schedule of Investments PIMCO Foreign Bond Portfolio (Unhedged) (Cont.)

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
GLM	Receive	1-Year BRL-CDI	16.150%	01/04/2021	BRL	400	$0	$1	$1	$0

JPM	Pay	1-Year BRL-CDI	11.320	01/04/2016		600	0	(1)	0	(1)

NGF	Pay	3-Month KRW-KWCDC	1.863	12/01/2020	KRW	179,600	0	1	1	0

							$1	$5	$7	$(1)

VOLATILITY SWAPS

Counterparty	Pay/Receive Volatility	Reference Entity	Volatility Strike	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
DUB	Pay	EUR versus CHF 1-Year ATM Implied Volatility	8.350%	08/16/2016	CHF	1	$0	$2	$2	$0
	Pay	EUR versus CHF 1-Year ATM Implied Volatility	8.700	08/16/2016		1	0	2	2	0
	Pay	EUR versus CHF 1-Year ATM Implied Volatility	9.000	08/16/2016		1	0	2	2	0
	Receive	USD versus CHF 1-Year ATM Implied Volatility	10.550	08/16/2016		1	0	0	0	0
	Receive	USD versus CHF 1-Year ATM Implied Volatility	10.900	08/16/2016		1	0	(1)	0	(1)
	Receive	USD versus CHF 1-Year ATM Implied Volatility	11.200	08/16/2016		1	0	(1)	0	(1)

							$0	$4	$6	$(2)

Total Swap Agreements							$(32)	$23	$65	$(74)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/ pledged as of December 31, 2015:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (6)
AZD	$41	$0	$0	$41	$(44)	$(3)	$0	$(47)	$(6)	$0	$(6)
BOA	156	0	23	179	(74)	0	(19)	(93)	86	0	86
BPS	7	0	11	18	(5)	0	0	(5)	13	(60)	(47)
BRC	12	0	0	12	(1)	(14)	0	(15)	(3)	0	(3)
CBK	100	0	9	109	(94)	0	(10)	(104)	5	0	5
DUB	48	0	15	63	(16)	0	(2)	(18)	45	(70)	(25)
FBF	2	16	0	18	(4)	(12)	0	(16)	2	0	2
GLM	103	0	4	107	(7)	(1)	0	(8)	99	0	99
GST	0	0	1	1	0	(1)	0	(1)	0	0	0
HUS	4	0	0	4	(94)	(1)	(12)	(107)	(103)	0	(103)
JPM	138	0	1	139	(167)	(1)	(29)	(197)	(58)	0	(58)
MSB	129	0	0	129	(61)	(4)	0	(65)	64	0	64
MYC	0	0	0	0	0	0	(2)	(2)	(2)	0	(2)
NAB	28	0	0	28	0	0	0	0	28	0	28
NGF	0	0	1	1	0	0	0	0	1	0	1
SCX	36	5	0	41	(92)	0	0	(92)	(51)	0	(51)
UAG	127	0	0	127	(57)	0	0	(57)	70	0	70

Total Over the Counter	$931	$21	$65	$1,017	$(716)	$(37)	$(74)	$(827)

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

24	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2015

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$1	$1
Futures	0	0	0	0	20	20
Swap Agreements	0	3	0	0	10	13

	$0	$3	$0	$0	$31	$34

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$931	$0	$931
Purchased Options	0	0	0	21	0	21
Swap Agreements	0	19	0	39	7	65

	$0	$19	$0	$991	$7	$1,017

	$0	$22	$0	$991	$38	$1,051

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$11	$11
Swap Agreements	0	0	0	0	46	46

	$0	$0	$0	$0	$57	$57

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$716	$0	$716
Written Options	0	1	0	22	14	37
Swap Agreements	0	69	0	4	1	74

	$0	$70	$0	$742	$15	$827

	$0	$70	$0	$742	$72	$884

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended December 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(2)	$(2)
Written Options	0	0	0	0	1	1
Futures	0	0	0	0	5	5
Swap Agreements	0	(35)	0	0	106	71

	$0	$(35)	$0	$0	$110	$75

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(480)	$0	$(480)
Purchased Options	0	0	0	5	(41)	(36)
Written Options	0	17	0	120	59	196
Swap Agreements	0	23	0	(603)	30	(550)

	$0	$40	$0	$(958)	$48	$(870)

	$0	$5	$0	$(958)	$158	$(795)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$(31)	$0	$0	$0	$(105)	$(136)
Swap Agreements	0	2	0	0	(202)	(200)

	$(31)	$2	$0	$0	$(307)	$(336)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$52	$0	$52
Purchased Options	0	0	0	(16)	28	12
Written Options	0	(4)	0	(1)	(4)	(9)
Swap Agreements	0	(18)	0	187	0	169

	$0	$(22)	$0	$222	$24	$224

	$(31)	$(20)	$0	$222	$(283)	$(112)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2015	25

Schedule of Investments PIMCO Foreign Bond Portfolio (Unhedged) (Cont.)

December 31, 2015

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2015 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2015
Investments in Securities, at Value
Australia
Corporate Bonds & Notes	$0	$200	$0	$200
Sovereign Issues	0	341	0	341
Brazil
Corporate Bonds & Notes	0	278	0	278
Canada
Corporate Bonds & Notes	0	198	0	198
Non-Agency Mortgage-Backed Securities	0	69	0	69
Sovereign Issues	0	1,282	0	1,282
Denmark
Corporate Bonds & Notes	0	2,039	0	2,039
France
Corporate Bonds & Notes	0	299	0	299
Sovereign Issues	0	2,367	0	2,367
Germany
Corporate Bonds & Notes	0	757	0	757
Sovereign Issues	0	408	0	408
Greece
Sovereign Issues	0	155	0	155
Guernsey, Channel Islands
Corporate Bonds & Notes	0	99	0	99
Ireland
Asset-Backed Securities	0	29	0	29
Corporate Bonds & Notes	0	185	0	185
Italy
Corporate Bonds & Notes	0	236	0	236
Non-Agency Mortgage-Backed Securities	0	251	0	251
Sovereign Issues	0	3,207	0	3,207
Luxembourg
Corporate Bonds & Notes	0	236	0	236
Mexico
Sovereign Issues	0	829	0	829
Netherlands
Asset-Backed Securities	0	27	0	27
Corporate Bonds & Notes	0	310	0	310
Norway
Corporate Bonds & Notes	0	101	0	101
Portugal
Corporate Bonds & Notes	0	105	0	105
Slovenia
Sovereign Issues	0	974	0	974
Spain
Corporate Bonds & Notes	0	110	0	110
Sovereign Issues	0	2,644	0	2,644
Sweden
Corporate Bonds & Notes	0	165	0	165
Sovereign Issues	0	122	0	122

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2015
Switzerland
Corporate Bonds & Notes	$0	$202	$0	$202
Sovereign Issues	0	76	0	76
United Kingdom
Asset-Backed Securities	0	66	0	66
Corporate Bonds & Notes	0	917	0	917
Non-Agency Mortgage-Backed Securities	0	1,473	0	1,473
Sovereign Issues	0	1,760	0	1,760
United States
Asset-Backed Securities	0	504	0	504
Bank Loan Obligations	0	100	0	100
Corporate Bonds & Notes	0	1,018	0	1,018
Non-Agency Mortgage-Backed Securities	0	1,588	155	1,743
U.S. Government Agencies	0	1,879	0	1,879
U.S. Treasury Obligations	0	3,166	0	3,166
Short-Term Instruments
Repurchase Agreements	0	261	0	261
Short-Term Notes	0	322	0	322
	$0	$31,355	$155	$31,510

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	2,431	0	0	2,431

Total Investments	$2,431	$31,355	$155	$33,941

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(1,939)	$0	$(1,939)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	20	14	0	34
Over the counter	0	1,017	0	1,017
	$20	$1,031	$0	$1,051

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(11)	(46)	0	(57)
Over the counter	0	(827)	0	(827)
	$(11)	$(873)	$0	$(884)

Totals	$2,440	$29,574	$155	$32,169

There were no significant transfers between Levels 1, 2, or 3 during the period ended December 31, 2015.

26	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Notes to Financial Statements

December 31, 2015

1. ORGANIZATION

The PIMCO Foreign Bond Portfolio (Unhedged) (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Institutional, Administrative and Advisor. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies are recorded as dividend income.

Long-term capital gain distributions received from registered investment companies are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract (see Financial Derivative Instruments, if any). Realized foreign exchange gains or losses arising from sales of spot foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains and losses arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the

ANNUAL REPORT	DECEMBER 31, 2015	27

Notes to Financial Statements (Cont.)

Portfolio’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of transactions that may cause character differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed (overdistributed) net realized gains (losses) and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) New Accounting Pronouncements  In June 2014, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2014-11, that expanded secured borrowing accounting for certain repurchase agreements. The ASU also sets forth additional disclosure requirements for certain transactions accounted for as sales in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. The ASU became effective prospectively for annual periods beginning after December 15, 2014, and interim periods beginning after March 15, 2015. The Portfolio has adopted the ASU. The financial statements have been modified to provide enhanced disclosures surrounding secured borrowing transactions, if any. See the Notes to Schedule of Investments for additional details.

In August 2014, the FASB issued ASU 2014-15 requiring management to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the entity’s ability to continue as a going concern. The ASU is effective prospectively for annual periods ending after December 15, 2016, and interim periods thereafter. At this time, management is evaluating the implications of these changes on the financial statements.

In May 2015, the FASB issued ASU 2015-07 which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the NAV per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of the Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets attributable to the Portfolio or class, less any liabilities, by the total number of shares outstanding of the Portfolio or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Portfolio reserves the right to change the time its NAV is calculated if the Portfolio closes earlier, or as permitted by the SEC.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the

28	PIMCO VARIABLE INSURANCE TRUST

December 31, 2015

close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange- traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services or other pricing sources. With respect to any portion of the Portfolio’s assets that are invested in one or more open-end management investment companies (other than exchange-traded funds (“ETFs”)), a Portfolio’s NAV will be calculated based upon the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. Foreign (non-U.S.) exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board (“Valuation Oversight Committee”), generally based on recommendations provided by the Adviser. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

ANNUAL REPORT	DECEMBER 31, 2015	29

Notes to Financial Statements (Cont.)

When a Portfolio uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1 — Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3,

if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers in and out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy Level 1 and Level 2 trading assets and trading liabilities, at fair value The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash

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flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemption where the inputs to the NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Prior to July 31, 2015, short-term investments having a maturity of 60 days or less and repurchase agreements were generally valued at amortized cost which approximates fair value. Short-term debt instruments having a remaining maturity of 60 days or less are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. Other than swap agreements, which are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services or other pricing sources, these contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange (if available). For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

The validity of the fair value is reviewed by the Adviser on a periodic basis and may be amended in accordance with the Trust’s valuation procedures.

ANNUAL REPORT	DECEMBER 31, 2015	31

Notes to Financial Statements (Cont.)

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Portfolio. The tables below show the Portfolio’s transactions in and earnings from investments in these affiliated Funds for the period ended December 31, 2015 (amounts in thousands†):

Investments in PIMCO Short-Term Floating NAV Portfolio*

Market Value 12/31/2014	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2015	Dividend Income (1)	Realized Net Capital Gain Distributions (1)
$15	$0	$(15)	$0	$0	$0	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	Effective July 1, 2015, the Portfolio was liquidated.
(1)	A portion of this may be recharacterized to return of capital and reflected as such on tax forms mailed to shareholders on or about January 31st following each calendar year.

Investments in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2014	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2015	Dividend Income (1)	Realized Net Capital Gain Distributions (1)
$1,818	$23,722	$(23,100)	$(5)	$(4)	$2,431	$22	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	A portion of this may be recharacterized to return of capital and reflected as such on tax forms mailed to shareholders on or about January 31st following each calendar year.

(b) Investments in Securities

Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

Loan Participations, Assignments and Originations  The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by a Portfolio. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments from lenders it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Portfolio may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Portfolio may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio

32	PIMCO VARIABLE INSURANCE TRUST

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to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Portfolio may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. As of December 31, 2015, the Portfolio had no unfunded loan commitments outstanding.

Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Portfolio’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the Portfolio may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

U.S. Government Agencies or Government-Sponsored Enterprises The Portfolio may invest in securities of U.S. Government agencies or

ANNUAL REPORT	DECEMBER 31, 2015	33

Notes to Financial Statements (Cont.)

government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

The Portfolio may engage in strategies where it seeks to extend the expiration or maturity of a position, such as a To Be Announced (“TBA”) security on an underlying asset, by closing out the position before expiration and opening a new position with respect to the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statement of Assets and Liabilities as an asset or liability, respectively.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location of these instruments is described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for the receipt of collateral, which may result in interest expense to the Portfolio.

(b) Sale-Buybacks  The Portfolio may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(c) Short Sales  The Portfolio may enter into short sales transactions. A short sale is a transaction in which the Portfolio sells securities it may not own in anticipation of a decline in the fair value of the securities.

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Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio is obligated to deliver securities at the trade price at the time the short position is covered. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  The Portfolio may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“Futures Variation Margin”). Gains or losses are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  The Portfolio may write or purchase options to enhance returns or to hedge an existing position or future investment. The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio, as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the

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Notes to Financial Statements (Cont.)

option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed.

Options on Exchange-Traded Futures Contracts  The Portfolio may write or purchase options on exchange-traded futures contracts (“Futures Option”) to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Credit Default Swaptions  The Portfolio may write or purchase credit default swaptions to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection to a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Interest Rate Swaptions  The Portfolio may write or purchase interest rate swaptions which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Foreign Currency Options  The Portfolio may write or purchase foreign currency options. Purchasing foreign currency options gives the Portfolio the right, but not the obligation to buy or sell the currency with specified amounts of currency and a rate of exchange that may be exercised by a certain date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are included within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

For purposes of applying the Portfolio’s investment policies and restrictions, swap agreements are generally valued by the Portfolio at market value. In the case of a credit default swap (see below), however, in applying certain of the Portfolio’s investment policies and restrictions, the Portfolio will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions. For example, the Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines (if any) because such value reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

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Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements  A Portfolio may use credit default swaps on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or

(ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the

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Notes to Financial Statements (Cont.)

referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Cross-Currency Swap Agreements  The Portfolio may enter into cross-currency swap agreements to gain or mitigate exposure to currency risk. Cross-currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates. The exchange of currencies at the inception date of the contract takes place at the current spot rate. The re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties based on interest rates available in the two currencies at the inception of the contract. The terms of cross-currency swap contracts may extend for many years. Cross-currency swaps are usually negotiated with commercial and investment banks. Some cross-currency swaps may not provide for exchanging principal cash flows, but only for exchanging interest cash flows.

Interest Rate Swap Agreements  The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Volatility Swap Agreements  The Portfolio also may enter into forward volatility agreements, also known as volatility swaps. In a volatility swap, the counterparties agree to make payments in connection with changes in the volatility (i.e., the magnitude of change over a specified period of time) of an underlying referenced instrument, such as a currency, rate, index, security or other financial instrument. Volatility swaps permit the parties to attempt to hedge volatility risk and/or take positions on the projected future volatility of an underlying referenced instrument. For example, the Portfolio may enter into a volatility swap in order to take the position that the referenced instrument’s volatility will increase over a particular period of time. If the referenced instrument’s volatility does increase over the specified time, the Portfolio will receive payment from its counterparty based upon the amount by which the referenced instrument’s realized volatility level exceeds a volatility level agreed upon by the parties. If the referenced instrument’s volatility does not increase over the specified time, the Portfolio will make a payment to the counterparty based upon the amount by which the referenced instrument’s realized volatility level falls below the volatility level agreed upon by the parties. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price volatility of the referenced instrument and the strike multiplied by the notional amount. As a receiver of the realized price volatility, the Portfolio would receive the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would owe the payoff amount when the volatility is less than the strike. As a payer of the realized price volatility, the Portfolio would owe the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would receive the payoff amount when the volatility is less than the strike. Payments on a volatility swap will be greater if they are based upon the mathematical square of volatility (i.e., the measured volatility multiplied by itself, which is referred to as “variance”). This type of volatility swap is frequently referred to as a variance swap.

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7. PRINCIPAL RISKS

In the normal course of business, the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in financial derivative instruments and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Portfolio may lose money if these changes are not anticipated by the Portfolio’s management. The Portfolio may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Duration is a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. Convexity is an additional measure of interest rate sensitivity that measures the rate of change of duration in response to changes in interest rates. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). At present, the U.S. is experiencing historically low interest rates. The Portfolio may be subject to heightened interest rate risk because the Fed has ended its quantitative easing program and has begun, and may continue, to raise interest rates. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause the Portfolio to lose value. If the Portfolio lost enough value, the Portfolio could face increased redemptions by shareholders, which could further impair its performance.

To the extent that the Portfolio may invest in securities and instruments that are economically tied to Russia, the Portfolio is subject to various risks such as, but not limited to political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, and unpredictable taxation. Investments in Russia are particularly subject to the risk that further economic sanctions may be imposed by the United States and/or other countries. Such sanctions — which may impact companies in many sectors, including energy, financial services and defense, among others — may negatively impact the Portfolio’s performance and/or ability to achieve its investment objective. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, difficulties in obtaining accurate prices, a smaller market capitalization and a smaller number of traded securities. Settlement, clearing and registration of securities transactions are subject to risks, which may result in significant delays or problems in registering the transfer of securities, including issues with foreign nominee accounts held with custodian banks. It is possible that the ownership rights of the Portfolio could be lost through fraud or negligence. In addition, it may be difficult for the Portfolio to enforce any rights it may have in the event of loss of share registration. Adverse currency exchange rates are a risk and there may be a lack of available currency hedging instruments. Investments in Russia may be subject to the risk of nationalization or expropriation of assets. Oil, natural gas, metals, and timber account for a significant portion of Russia’s exports, leaving the country vulnerable to swings in world prices.

If the Portfolio invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivative instruments that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency-denominated securities may reduce the Portfolio’s returns.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a

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Notes to Financial Statements (Cont.)

particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges, where applicable. For financial derivative instruments traded on exchanges or clearinghouses, the primary credit risk is the creditworthiness of the Portfolio’s clearing broker or the exchange or clearinghouse itself. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivative instruments contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities and financial derivative instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. PIMCO, as the Adviser, minimizes counterparty risks to the Portfolio through a number of ways. Prior to entering into transactions with a new counterparty, the PIMCO Counterparty Risk Committee conducts an extensive credit review of such counterparty and must approve the use of such counterparty. Furthermore, pursuant to the terms of the underlying contract, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold, such counterparty shall advance collateral to the Portfolio in the form of cash or securities equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

40	PIMCO VARIABLE INSURANCE TRUST

December 31, 2015

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared over the counter (“OTC”) derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk is significantly reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of an FCM default scenario further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Supervisory and Administrative Fee PIMCO  serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.50%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense,

ANNUAL REPORT	DECEMBER 31, 2015	41

Notes to Financial Statements (Cont.)

including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $35,000, plus $3,600 for each Board meeting attended in person, $750 for each committee meeting attended and $750 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $5,000, the valuation oversight committee lead receives an additional annual retainer of $3,250 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads) and the governance committee chair receives an additional annual retainer of $1,500.

These expenses are allocated on a pro rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio, which does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8 and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended December 31, 2015, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 under the Act (amounts in thousands):

Purchases	Sales
$1,384	$915

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The transaction costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2015, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$74,538	$72,936	$29,372	$32,841

42	PIMCO VARIABLE INSURANCE TRUST

December 31, 2015

12. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Year Ended 12/31/2015		Year Ended 12/31/2014
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	0	$0	0	$4
Administrative Class	452	4,495	409	4,542
Advisor Class	527	5,193	576	6,379
Issued as reinvestment of distributions
Institutional Class	0	0	0	0
Administrative Class	17	167	25	273
Advisor Class	44	433	70	763
Cost of shares redeemed
Institutional Class	0	0	0	(3)
Administrative Class	(437)	(4,399)	(594)	(6,604)
Advisor Class	(761)	(7,527)	(1,430)	(15,929)
Net increase (decrease) resulting from Portfolio share transactions	(158)	$(1,638)	(944)	$(10,575)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of December 31, 2015, two shareholders each owned 10% or more of the Portfolio’s total outstanding shares comprising 73% of the Portfolio.

13. REGULATORY AND LITIGATION MATTERS

The Portfolio is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

PIMCO has received a Wells Notice from the staff of the U.S. Securities and Exchange Commission (“SEC”) that relates to the PIMCO Total Return Active Exchange-Traded Fund (“BOND”), a series of PIMCO ETF Trust. The notice indicates the staff’s preliminary determination to recommend that the SEC commence a civil action against PIMCO stemming from a non-public investigation relating to BOND. A Wells Notice is neither a formal allegation of wrongdoing nor a finding that any law was violated.

This matter principally pertains to the valuation of smaller sized positions in non-agency mortgage-backed securities purchased by BOND between its inception on February 29, 2012 and June 30, 2012, BOND’s performance disclosures for that period, and PIMCO’s compliance policies and procedures related to these matters.

The Wells process provides PIMCO with the opportunity to demonstrate to the SEC staff why it believes its conduct was appropriate, in keeping with industry standards, and that no action should be taken. PIMCO believes that this matter is unlikely to have a material adverse effect on any Portfolio or on PIMCO’s ability to provide investment management services to any Portfolio.

The foregoing speaks only as of the date of this report.

14. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2015, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2012-2014, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable

ANNUAL REPORT	DECEMBER 31, 2015	43

Notes to Financial Statements (Cont.)

December 31, 2015

Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of December 31, 2015, the components of distributable taxable earnings are as follows (amounts in thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Qualified Late-Year Loss Deferral— Capital (4)	Qualified Late-Year Loss Deferral— Ordinary (5)
PIMCO Foreign Bond Portfolio (Unhedged)	$—	$—	$(978)	$(136)	$—	$—	$—

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, treasury inflation-protected securities and sale/buyback transactions.

(2)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals at fiscal year-end and organizational costs.

(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2015 through December 31, 2015 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
(5)	Specified losses realized during the period November 1, 2015 through December 31, 2015, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

As of December 31, 2015, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (6)
PIMCO Foreign Bond Portfolio (Unhedged)	$35,107	$314	$(1,480)	$(1,166)

(6)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, treasury inflation-protected securities and sale/buyback transactions.

For the years ended December 31, 2015 and December 31, 2014, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

	Fiscal Year Ended	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)
PIMCO Foreign Bond Portfolio (Unhedged)	12/31/2015	$—	$92	$508
	12/31/2014	$486	$550	$—

(7)	Includes short-term capital gains, if any, distributed.
(8)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

44	PIMCO VARIABLE INSURANCE TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and Shareholders of PIMCO Foreign Bond Portfolio (Unhedged):

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of PIMCO Foreign Bond Portfolio (Unhedged) (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 18, 2016

ANNUAL REPORT	DECEMBER 31, 2015	45

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
AZD	Australia and New Zealand Banking Group	FBF	Credit Suisse International	MYC	Morgan Stanley Capital Services, Inc.
BOA	Bank of America N.A.	GLM	Goldman Sachs Bank USA	NAB	National Australia Bank Ltd.
BPS	BNP Paribas S.A.	GST	Goldman Sachs International	NGF	Nomura Global Financial Products, Inc.
BRC	Barclays Bank PLC	HUS	HSBC Bank USA N.A.	SCX	Standard Chartered Bank
CBK	Citibank N.A.	JPM	JPMorgan Chase Bank N.A.	SSB	State Street Bank and Trust Co.
DUB	Deutsche Bank AG	MSB	Morgan Stanley Bank, N.A	UAG	UBS AG Stamford

Currency Abbreviations:
AUD	Australian Dollar	EUR	Euro	NZD	New Zealand Dollar
BRL	Brazilian Real	GBP	British Pound	RUB	Russian Ruble
CAD	Canadian Dollar	INR	Indian Rupee	SEK	Swedish Krona
CHF	Swiss Franc	JPY	Japanese Yen	SGD	Singapore Dollar
CNH	Chinese Renminbi (Offshore)	KRW	South Korean Won	TWD	Taiwanese Dollar
CNY	Chinese Renminbi (Mainland)	MXN	Mexican Peso	USD (or $)	United States Dollar
CZK	Czech Koruna	MYR	Malaysian Ringgit	ZAR	South African Rand
DKK	Danish Krone	NOK	Norwegian Krone

Exchange Abbreviations:
CBOT	Chicago Board of Trade	OTC	Over the Counter

Index/Spread Abbreviations:
CDX.HY	Credit Derivatives Index - High Yield	CDX.IG	Credit Derivatives Index - Investment Grade	KWCDC	KRW Certificate of Deposit

Other Abbreviations:
BBR	Bank Bill Rate	EURIBOR	Euro Interbank Offered Rate	MBS	Mortgage-Backed Security
BBSW	Bank Bill Swap Reference Rate	JIBAR	Johannesburg Interbank Agreed Rate	NCUA	National Credit Union Administration
CDI	Brazil Interbank Deposit Rate	LIBOR	London Interbank Offered Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio
CLO	Collateralized Loan Obligation

46	PIMCO VARIABLE INSURANCE TRUST

Management of the Trust

(Unaudited)

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Portfolio’s website at pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees*

Brent R. Harris (1959) Chairman of the Board and Trustee	08/1997 to present	Managing Director, PIMCO. Formerly, member of Executive Committee, PIMCO.	168	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute.

Douglas M. Hodge (1957) Trustee	02/2010 to present	Managing Director, Chief Executive Officer, PIMCO (since 2/14); Chief Operating Officer, PIMCO (7/09 - 2/14); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	146	Trustee, PIMCO Funds; Trustee, PIMCO ETF Trust.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company; Formerly, Executive Advisor, Toyota Financial Services; CEO, Toyota Financial Services.	146	Trustee, PIMCO Funds; Trustee, PIMCO ETF Trust.

E. Philip Cannon (1940) Trustee	05/2000 to present	Private Investor. Formerly, President, Houston Zoo.	168	Trustee, PIMCO Funds; Trustee, PIMCO ETF; Trustee, PIMCO Equity Series; and Trustee, PIMCO Equity Series VIT. Formerly, Trustee, Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments).	168	Trustee, PIMCO Funds; Trustee, PIMCO ETF Trust; Trustee, PIMCO Equity Series; and Trustee, PIMCO Equity Series VIT. Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group).	146	Trustee, PIMCO Funds; Trustee, PIMCO ETF Trust.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	168	Trustee, PIMCO Funds; Trustee, PIMCO ETF; Trustee, PIMCO Equity Series; and Trustee, PIMCO Equity Series VIT.

Ronald C. Parker (1951) Trustee	07/2009 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products).	168	Trustee, PIMCO Funds; Trustee, PIMCO ETF Trust; Trustee, PIMCO Equity Series; and Trustee, PIMCO Equity Series VIT.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.

** Trustees serve until their successors are duly elected and qualified.

ANNUAL REPORT	DECEMBER 31, 2015	47

Management of the Trust (Cont.)

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*

Peter G. Strelow (1970) President	01/2015 to present Senior Vice President 11/2013 to 01/2015 Vice President 05/2008 to 11/2013	Managing Director, PIMCO. President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

David C. Flattum (1964) Chief Legal Officer	11/2006 to present	Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to present	Managing Director and Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Brent R. Harris (1959) Senior Vice President	01/2015 to present President 03/2009 to 01/2015	Managing Director and current member of Executive Committee, PIMCO. Senior Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to present	Managing Director, Chief Executive Officer, PIMCO (since 2/14); Chief Operating Officer, PIMCO (7/09 - 2/14); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management. Senior Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Kevin M. Broadwater (1964) Vice President - Senior Counsel	05/2012 to present	Executive Vice President and Deputy General Counsel, PIMCO. Vice President - Senior Counsel, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Joshua D. Ratner (1976)** Vice President - Senior Counsel, Secretary	11/2013 to present Assistant Secretary 10/2007 to 01/2011	Executive Vice President and Senior Counsel, PIMCO. Chief Legal Officer, PIMCO Investments LLC. Vice President - Senior Counsel, Secretary, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Secretary and Chief Legal Officer, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Stacie D. Anctil (1969) Vice President	05/2015 to present Assistant Treasurer 11/2003 to 05/2015	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

William G. Galipeau (1974) Vice President	11/2013 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Treasurer, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds. Formerly, Vice President, Fidelity Investments.

Eric D. Johnson (1970)** Vice President	05/2011 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

Henrik P. Larsen (1970) Vice President	02/1999 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Greggory S. Wolf (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Trent W. Walker (1974) Treasurer	11/2013 to present Assistant Treasurer 05/2007 to 11/2013	Executive Vice President, PIMCO. Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Assistant Treasurer, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

Jason J. Nagler (1982)** Assistant Treasurer	05/2015 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds. Formerly, Head of Mutual Fund Reporting, GMO and Assistant Treasurer, GMO Trust and GMO Series Trust Funds.

*The term “PIMCO Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit Income Fund, PIMCO Dynamic Income Fund, PIMCO Global StocksPLUS & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.

**The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

48	PIMCO VARIABLE INSURANCE TRUST

Privacy Policy1

(Unaudited)

The Trust2 considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ non-public personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on applicable websites.

Respecting Your Privacy

As a matter of policy, the Trust does not disclose any non-public personal information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust or its affiliates may also retain non-affiliated companies to market the Trust’s shares or products which use the Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Trust reserves the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any fund advised by PIMCO in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Trust may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

Information Collected from Websites

Websites maintained by the Trust or its service providers may use a variety of technologies to collect information that help the Trust and its service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. In addition, the Trust or its Service Affiliates may use third parties to place advertisements for the Trust on other websites, including banner advertisements. Such third parties may collect anonymous information through the use of cookies or action tags (such as web beacons). The information these third parties collect is generally limited to technical and web navigation information, such as your IP address, web pages visited and browser type, and does not include personally identifiable information such as name, address, phone number or email address.

You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly.

Changes to the Privacy Policy

From time to time, the Trust may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Effective as of September 5, 2014.

2 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined policy may be written in the first person (i.e., by using “we” instead of “the Trust”).

ANNUAL REPORT	DECEMBER 31, 2015	49

Approval of Investment Advisory Contract and Other Agreements

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement and Amended and Restated Asset Allocation Sub-Advisory Agreement

At a meeting held on August 10-11, 2015, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved the Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) between the Trust, on behalf of each of the Trust’s series (the “Portfolios”), and Pacific Investment Management Company LLC (“PIMCO”) for an additional one-year term through August 31, 2016. The Board also considered and unanimously approved for an additional one-year term through August 31, 2016, the Supervision and Administration Agreement (together with the Investment Advisory Contract, the “Agreements”) between the Trust, on behalf of the Portfolios, and PIMCO. In addition, the Board considered and unanimously approved the renewal of the Amended and Restated Asset Allocation Sub-Advisory Agreement (the “Asset Allocation Agreement”) between PIMCO, on behalf of PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, and Research Affiliates, LLC (“Research Affiliates”) for an additional one-year term through August 31, 2016.

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of the past year, the Trustees received a wide variety of materials relating to the services provided by PIMCO and Research Affiliates to the Trust. At each of its quarterly meetings, the Board reviewed the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including shareholder services, valuation and custody, the Portfolios’ compliance program and other information relating to the nature, extent and quality of services provided by PIMCO and Research Affiliates to the Trust. In considering whether to approve the renewal of the Agreements and the Asset Allocation Agreement, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial information for PIMCO and, where relevant, Research Affiliates, information regarding the profitability to PIMCO of its relationship with the Portfolios, information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Portfolios, and information about the fees charged and services provided to other clients with similar investment mandates as the Portfolios (where applicable). In addition, the Board reviewed materials provided by counsel to the Trust and the Independent Trustees, which included, among other things, memoranda outlining legal duties of the Board in considering the continuation of the Agreements and the Asset Allocation Agreement.

(b) Review Process:  In connection with the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed written materials prepared by PIMCO and, where applicable, Research Affiliates in response to requests from counsel to the Trust and the Independent Trustees. The Board requested and received assistance and advice regarding applicable legal standards from counsel to the Trust and the Independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board heard oral presentations on matters related to the Agreements and the Asset Allocation Agreement and met both as a full Board and in a separate session of the Independent Trustees, without management present, at the August 10-11, 2015 meeting. The Independent Trustees also conducted a telephonic meeting with counsel to the Trust and the Independent Trustees on July 30, 2015 and executive sessions on August 10, 2015 to discuss the materials presented. In addition, the Independent Trustees requested and received from PIMCO additional information including, but not limited to, information related to profitability and comparative performance information.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and the Asset Allocation Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in assets under management. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes

50	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to reasonably assure compliance with applicable laws and regulations and its commitment to these programs, its oversight of matters that may involve conflicts of interest between the Portfolios’ investments and those of other accounts managed by PIMCO, and its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has enhanced PIMCO’s service to the Funds and has allowed PIMCO to introduce innovative new funds over time. In addition, the Board considered the nature and quality of services provided by PIMCO to the wholly-owned subsidiaries of applicable Portfolios.

The Trustees considered information they had received about the steps that PIMCO has taken in recent years with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the counterparty risk committee, which oversees counterparty risk on a firm-wide basis, continually evaluating requests to add or remove approved counterparties as market needs and conditions warrant. The Trustees also considered that, over the last several years, PIMCO has continued to strengthen the process it uses to assess the financial stability of counterparties with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that, consistent with its fiduciary duty, PIMCO executes transactions through a competitive best execution process and uses only those counterparties that meet its stringent and monitored criteria. The Trustees considered that PIMCO’s collateral management team utilizes a counterparty risk system to analyze portfolio level exposure and collateral being exchanged with counterparties.

In addition, the Trustees considered new services and service enhancements that PIMCO has implemented since the Board renewed the Agreements in 2014, including, but not limited to: conducting a targeted review of quality and efficiency in the valuation process; expanding the analytical review of shareholder reports by State Street Bank and Trust Company, the Portfolios’ custodian; developing a process for monthly forecasts of taxable and book income to enhance portfolio management of investment income; continuing the expansion of a proprietary performance reconciliation tool, which includes next-day comparison of daily internal performance to custodian bank performance to identify potential errors and guardrail net asset value calculations; developing and implementing the Global Process Monitor application, which includes real-time tracking and escalation protocols for critical activities; and implementing monthly cash flow reporting processes to support client and media demands for information about investor flows and assets under management data. The Trustees also considered the recent outflows from the Portfolios. The Trustees further considered whether the decline in the Portfolios’ assets and the reduction in PIMCO’s total assets under management materially impacted the service quality or resources available to the Portfolios. The Trustees concluded that there has been no adverse impact to service quality or resources available to the Portfolios.

Similarly, the Board considered the asset allocation services provided by Research Affiliates to the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio. The Board noted that the PIMCO All Asset All Authority Portfolio recently commenced operations. The Board also considered the depth and quality of Research Affiliates’ investment management and research capabilities, the experience and capabilities of its portfolio management personnel and, in particular, the experience and capabilities of Robert Arnott, Research Affiliates’ principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by Research Affiliates under the Asset Allocation Agreement are likely to benefit the Portfolios and their respective shareholders (as applicable).

(b) Other Services:  The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust pursuant to the Administration Agreement.

The Board considered the terms of the Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services provided pursuant to that agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of these services and its supervision of the Trust’s third party service providers to assure

ANNUAL REPORT	DECEMBER 31, 2015	51

Approval of Investment Advisory Contract and Other Agreements (Cont.)

that these service providers continue to provide a high level of service relative to alternatives available in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited, and will likely continue to benefit, the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board received and examined information from PIMCO concerning the Portfolios’ performance, as available, over short- and long-term periods ended May 31, 2015 and other performance data, as available, over short- and long-term periods ended June 30, 2015 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ performance, as available, over short- and long-term periods ended May 31, 2015 (the “Lipper Report”).

The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 10-11, 2015 meeting. The Trustees noted that a majority of the Portfolios outperformed their respective Lipper medians over the three-year and longer periods ended May 31, 2015.

The Board also noted that, as of May 31, 2015, the Administrative Class of 44%, 79% and 92% of the Portfolios outperformed its Lipper category median on a net-of-fees basis over the three-year, five-year and ten-year periods, respectively. The Trustees considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of investments and that differences in performance among classes could principally be attributed to differences in the supervisory and administrative fees and distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups and that the Lipper categories do not: separate funds based upon maturity or duration; account for the applicable Portfolios’ hedging strategies; distinguish between enhanced index and actively managed equity strategies; include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” Lipper category to which they do not properly belong); or account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may not be particularly relevant to the consideration of Portfolio performance.

The Board noted that 63% or more of the assets of the Trust had outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods ending May 31, 2015 (based on the performance of the Administrative Class). The Board also noted that 8 of 14 Portfolios, representing 69% of the total assets of the Trust, had outperformed their respective benchmark indexes on a net-of-fees basis over the five-year period ending May 31, 2015. The Board also noted that, while the Lipper universe comparisons provide a valuable performance comparison reference, there are certain Portfolios that do not fit neatly into their respective Lipper classifications. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward. The Board also considered that the Trust’s assets were over $20 billion as of December 31, 2014.

The Board considered PIMCO’s discussion of the intensive nature of managing bond funds, noting that it requires the management of a number of factors, including: varying maturities; prepayments; collateral management; counterparty management; pay-downs; credit events; workouts; derivatives; net new issuance in the bond market; and decreased market maker inventory levels. The Board noted that in addition to managing these factors, PIMCO must also balance risk controls and strategic positions in each portfolio it manages, including the Portfolios. Despite these challenges, the Board noted that PIMCO has generated “alpha” (i.e., non-market correlated excess performance) for its clients over time, including the Trust.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price funds to scale at the outset with reference to the total expense ratios of the respective Lipper median (if available), while providing a premium for innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also considered that PIMCO reviews the Portfolios’ fee levels

52	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

and carefully considers reductions where appropriate. Further, the Board noted that PIMCO believes that the growth in the Trust’s assets under management over the long-term and long-term positive net flows are important indicators of proper and effective pricing.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. The Board also reviewed information relating to the sub-advisory fees paid to Research Affiliates with respect to applicable Portfolios, taking into account that PIMCO compensates Research Affiliates from the advisory fees paid by such Portfolios to PIMCO. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in a “Peer Group” of comparable funds, as well as the universe of other similar funds. The Board noted that a number of Portfolios have total expense ratios that fall below the average and median expense ratios in their Peer Group and Lipper universe. In addition, the Board noted the fee waivers in place with respect to the fees that might result from investments by applicable Portfolios in their respective wholly-owned subsidiaries.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts and as sub-adviser to other investment companies with a similar investment strategy, including differences in advisory services provided. The Board noted that advisory fees for most Portfolios were similar to the fee rates charged to separate account strategies with the same investment strategies as the Portfolios. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including differences in the advisory and other services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees.

Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third-party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Portfolios. The Trustees also took into account that there are various reasons for any such difference in fees, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial risk and regulatory requirements, differing legal liabilities on a contract-by-contract basis and different servicing requirements when it does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations as compared to when PIMCO serves as investment adviser and sponsor.

The Board considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board also considered that as the Portfolios’ business has become increasingly complex, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. In addition, the Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee and, in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board further considered that many other funds pay for these services separately, and thus it is difficult to directly compare the Trust’s unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board also considered that the unified supervisory and administrative fee leads to Portfolio fees that are fixed, rather than variable. The Board noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease. The Board also considered that the Portfolios’ unified fee structure meant that fees were not impacted by recent outflows in certain Portfolios, unlike funds without a unified fee structure, which may see increased expense ratios when fixed costs are passed through to a smaller asset base. The Board further noted that, with few exceptions, PIMCO has generally maintained Portfolio fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall Portfolio fees, which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed with PIMCO those Portfolios and/or classes of Portfolios that had above median total expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few peers (if any), and cannot easily be grouped with comparable funds. Upon comparing the Portfolios’ total expenses to other funds in the “Peer Groups” provided by Lipper, the Board found total expenses of each Portfolio to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying funds in which the Funds of Funds may invest and,

ANNUAL REPORT	DECEMBER 31, 2015	53

Approval of Investment Advisory Contract and Other Agreements (Cont.)

therefore, such services were not duplicative of the advisory services provided to the underlying funds. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

Based on the information presented by PIMCO, Research Affiliates and Lipper, members of the Board determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of each Portfolio, are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were lower than in the previous year due to the impact of the Portfolios’ overall outflows. To the extent applicable, the Board also reviewed information regarding the portion of a Portfolio’s advisory fee retained by PIMCO, following the payment of sub-advisory fees to Research Affiliates, with respect to the Portfolio. Additionally, the Board noted that profit margins with respect to the Portfolios were within the ranges, although above the median, of publicly held investment management companies reported by Lipper and Strategic Insight (an independent provider of fund industry research). The Board noted that the PIMCO’s profit margin with respect to the Trust shows that the Trust is profitable, although less so than PIMCO Funds due to payments made by PIMCO to participating insurance companies. The Board also noted that it had received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, cyber security, information security, shareholder privacy, business continuity planning, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board noted that PIMCO shares the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including through the pricing of Portfolios to scale from inception and the enhancement of services provided to the Portfolios in return for fees paid. The Board reviewed the history of the Portfolios’ fee structure. The Board considered that the Portfolios’ unified fee rates had been set competitively and/or priced to scale from inception, had been held steady at that scaled competitive rate for most Portfolios as assets grew, or as assets declined in the case of some Portfolios, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing Portfolio shareholders of the fees associated with the Portfolios, and that the Portfolios bear certain expenses that are not covered by the advisory fee or the unified fee.

The Trustees considered that the unified fee has provided inherent economies of scale because a Portfolio maintains competitive fixed unified fees even if the particular Portfolio’s assets decline and/or operating costs rise. The Trustees further considered that, in contrast, breakpoints are a proxy for charging higher fees on lower asset levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also considered that, unlike the Portfolios’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees also considered that the unified fee protects shareholders from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those referenced above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Portfolios’ cost structures were reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and each of the Portfolios, to the benefit of their respective shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their respective shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Portfolios’ Rule 12b-1 plans or otherwise. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on their review, including their consideration of each of the factors summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and Research Affiliates favored the renewal of the Agreements and the Asset Allocation Agreement. The Independent Trustees and the Board as a whole concluded that the Agreements and the Asset Allocation Agreement continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees

54	PIMCO VARIABLE INSURANCE TRUST

Unaudited

paid to PIMCO by the Portfolios under the Agreements and the fees paid to Research Affiliates by PIMCO under the Asset Allocation Agreement, and that the renewal of the Agreements and the Asset Allocation Agreement was in the best interests of the Portfolios and their shareholders.

ANNUAL REPORT	DECEMBER 31, 2015	55

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT05AR_123115

PIMCO Variable Insurance Trust

Annual Report

December 31, 2015

PIMCO Global Advantage® Strategy Bond Portfolio

Share Class

■	Administrative

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

Please find enclosed the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2015. The following pages contain specific details about the Portfolio’s investment performance and a discussion of the factors that most affected performance over the reporting period.

Heightened market volatility throughout the reporting period was sparked by a mix of investor concerns including geopolitical developments, monetary policy and the potential for slowing global economic growth, which generally contributed to dampened investor sentiment. In particular, increasing concern over the outlook for Chinese growth sent commodity prices and inflation expectations lower, while also negatively impacting prices of emerging market (“EM”) debt and equities. In addition, the Chinese equity market began a strong decline in June 2015, which prompted the Chinese government to prop-up equity share prices and devalue the Chinese yuan. Volatility in Chinese equity markets continued into January 2016 on renewed concern over slowing Chinese economic growth. Furthermore, rising tension in the Middle East and the continued debt crisis in Greece also contributed to investor unease throughout the reporting period.

Economic data in the U.S. continued to confirm a healthy economy, particularly labor market indicators such as employment and wages. Still, signs of caution remained, particularly as U.S. consumers appeared to be more selective in their spending and chose to save rather than spend their windfall from lower gas prices. Additionally, consumer sentiment and certain housing indicators softened towards the end of the reporting period, and December 2015 U.S. manufacturing data indicated the fastest contraction in six years. Within the Eurozone, volatility increased despite gradual improvement in the underlying economies. Eurozone economic data also showed generally positive signs of an early recovery but were tempered slightly by sluggish inflation.

The theme of divergent global central bank monetary policy continued throughout the reporting period. The European Central Bank (“ECB”) expressed its commitment to increase quantitative easing (or large-scale asset purchases), along with the Bank of Japan and the People’s Bank of China who also indicated their intent to accelerate such measures. The Federal Reserve (“Fed”), on the other hand, moved on December 16 to raise the Federal Funds Rate by 0.25% to a new range of 0.25% - 0.50%, marking its first rate hike in nine years. However, the Fed noted that future increases in its target rate would be “gradual” and in-line with their previous projections, which helped to ease investor concerns. Outside of the reporting period on January 27, the Fed opted to leave the Federal Funds Rate unchanged, noting their intent to closely monitor how the global economy and markets influence the U.S. economic outlook.

Highlights of the financial markets during the twelve-month fiscal reporting period include:

■

U.S. Treasuries, as represented by the Barclays U.S. Treasury Index, returned 0.84% for the reporting period as yields generally rose slightly across the Treasury yield curve. The benchmark ten-year U.S. Treasury note yielded 2.27% at the end of the reporting period, up from 2.17% on December 31, 2014. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 0.55% for the reporting period.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Barclays U.S. TIPS Index, declined 1.44% over the reporting period. U.S. TIPS were pressured over the year as breakeven inflation levels, a proxy for inflation expectations, declined in-line with commodity markets. Global inflation-linked bonds (“ILBs”) were also down overall during the reporting period, as the slide in energy and other commodities impacted inflation expectations globally. Despite this headwind, European ILBs fared better than other developed countries and posted marginal gains in local currencies as real yields benefited from the ECB’s quantitative easing support.

■

Prices on broad commodities were down over the reporting period, led lower primarily by energy and industrial metal prices. Crude oil prices faced increasing pressure from a persisting inventory glut and production growth, especially from the Organization of the Petroleum Exporting Countries (“OPEC”). Towards the end of the reporting period, seasonally warm weather put further pressure on oil prices, which ended the year considerably lower. Diversified commodities, as represented by the Bloomberg Commodity Index Total Return, declined 24.66% over the reporting period.

2	PIMCO VARIABLE INSURANCE TRUST

■

Agency mortgage-backed securities (“MBS”), as represented by the Barclays U.S. MBS Fixed Rate Index, returned 1.51% over the reporting period. Non-Agency MBS prices were mixed amid weakness in the broader credit markets, although underlying collateral performance has generally been in-line with investor expectations and continues to gradually improve over the long-term.

■

U.S. investment grade credit, as represented by the Barclays U.S. Credit Index, declined 0.77% over the reporting period. Investment grade credit valuations cheapened as a record $1.15 trillion of new issuance came to market and commodity prices continued to fall given worries over slowing Chinese growth. Developed market global high yield bonds, as measured by the BofA Merrill Lynch Developed Markets High Yield Constrained Index, declined 3.05% over the reporting period. Weakness in the commodity-oriented sectors including energy and metals & mining, weighed on returns as oil and other commodity prices fell. Overall, global high yield spreads and yields rose throughout the reporting period and ended higher.

■

EM external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 1.23% over the reporting period. EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), declined 14.92% over the reporting period. Idiosyncratic forces remained a dominant theme. China, for example, continued to expand its accommodative measures as both growth and inflation showed signs of further moderation. In addition, the Russian ruble continued its recovery from 2014 weakness before stumbling toward the end of the reporting period on oil price weakness.

■

Equity markets showed mixed performance globally amid a period marked by economic uncertainty, increased volatility and divergent central bank monetary policy. U.S. equities, as represented by the S&P 500 Index, returned 1.38% (on a total return basis) and developed market equities outside the U.S., as represented by the MSCI EAFE Net Dividend Index (USD Unhedged), declined 0.81% over the reporting period. However, ultra-easy monetary policy in Europe and Japan benefited European and Japanese equity markets, which generally posted positive returns. However, EM equities, as represented by the MSCI Emerging Markets Index (Net Dividends in USD), declined 14.92% over the same period, due to headwinds from a stronger U.S. dollar, falling commodity prices, concerns over slower Chinese economic growth and declining Chinese equities.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your broad investment needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Variable Insurance Trust February 18, 2016

ANNUAL REPORT	DECEMBER 31, 2015	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of nineteen separate investment portfolios, including the PIMCO Global Advantage® Strategy Bond Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by the Portfolio are likely to decrease in value. A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and significant, and there is no guarantee that Fund management will anticipate such movement accurately.

As of the date of this report, interest rates in the U.S. are near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program and has begun, and may continue, to raise interest rates. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Portfolio’s performance or cause the Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus. Some of these risks may include, but are not limited to, the following: interest rate risk, call risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, emerging markets risk, sovereign debt risk, currency risk, leveraging risk, management risk and short sale risk. A complete description of these and other risks is contained in the Portfolio’s prospectus.

The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, leverage risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on the Portfolio. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in an asset, instrument or component of the index underlying a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility for the Portfolio. The Portfolio may engage in such transactions regardless of whether the Portfolio owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if the Portfolio invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign (non-U.S.) issuer.

High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in such markets. Thus, high yield investments increase the chance that the Portfolio will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage- and Asset-Backed Securities represent ownership interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, Mortgage- and Asset-Backed Securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on Mortgage- and Asset-Backed Securities depend on the ability of the underlying assets to generate cash flow.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In

4	PIMCO VARIABLE INSURANCE TRUST

certain instances, a security’s country of incorporation may be different from its country of economic exposure.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart reflects only Administrative Class performance. Performance for Institutional Class, Class M and Advisor Class shares, if applicable, may be higher or lower based on each class’s expense ratios. The Portfolio’s total annual operating expense ratios on the Portfolio Summary page are as of the currently effective prospectus, as supplemented to date. The Portfolio measures its performance against a broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

The following table discloses the inception dates of the Portfolio and its respective share classes along with the Portfolio’s diversification status as of period end:

Portfolio Name	Portfolio Inception	Institutional Class	Class M	Administrative Class	Advisor Class	Diversification Status
PIMCO Global Advantage® Strategy Bond Portfolio	5/2/11	—	—	5/2/11	—	Diversified

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolio. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Portfolio creates a contract between or among any shareholder of the Portfolio, on the one hand, and the Trust, the Portfolio, a service provider to the Trust or the Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and is available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

ANNUAL REPORT	DECEMBER 31, 2015	5

PIMCO Global Advantage® Strategy Bond Portfolio

Cumulative Returns Through December 31, 2015

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown†

United States	33.8%
United Kingdom	10.7%
Short-Term Instruments‡	9.4%
Denmark	5.8%
Spain	5.6%
Other	34.7%
†	% of Investments, at value as of 12/31/15. Financial derivative instruments, if any, are excluded.

‡	Includes Central Funds used for Cash Management Purposes

Average Annual Total Return for the period ended December 31, 2015
	1 Year	Inception*
PIMCO Global Advantage® Strategy Bond Portfolio Administrative Class	(5.03)%	(1.02)%
Barclays U.S. Aggregate Index±	0.55%	3.10	%**
PIMCO Global Advantage Bond Index® (GLADI) (USD, Partially Hedged)±±	(2.20)%	1.82	%**

All Portfolio returns are net of fees and expenses.

* For class inception dates please refer to the Important Information.

** Average annual total return since 05/02/2011.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.90% for Administrative Class shares.

± Barclays U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

±± The PIMCO Global Advantage Bond Index® (GLADI) (USD, Partially Hedged) is a diversified global index that covers a wide spectrum of global fixed income opportunities and sectors, from developed to emerging markets, nominal to real asset, and cash to derivative instruments. Unlike traditional indices, which are frequently comprised of bonds weighted according to their market capitalization, GLADI uses GDP-weighting which puts an emphasis on faster-growing areas of the world and thus makes the index forward-looking in nature. PIMCO’s GLADI methodology is intellectual property covered by U.S. Patent No. 8,306,892. GLOBAL ADVANTAGE and GLADI are trademarks of Pacific Investment Management Company LLC.

It is not possible to invest in an unmanaged index.

Investment Objective and Strategy Overview

»

The PIMCO Global Advantage® Strategy Bond Portfolio seeks total return which exceeds that of its benchmarks, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to at least three countries (one of which may be the United States), which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

Portfolio Insights

»

An overweight to duration (or sensitivity to changes in market interest rates) in Italy contributed to relative performance as the country’s sovereign debt peripheral spreads compressed over the reporting period.

»	An underweight to spread duration in the energy and raw material sectors contributed to relative performance, as spreads in these sectors widened over the reporting period.

»	An underweight to Canadian duration detracted from relative performance, as Canadian rates declined during the reporting period.

»	An overweight to Brazilian local duration detracted from relative performance, as yields increased during the reporting period.

»	Issue selection in the Brazilian emerging markets quasi-sovereign space detracted from performance as emerging markets external spreads widened during the reporting period.

6	PIMCO VARIABLE INSURANCE TRUST

Expense Example PIMCO Global Advantage® Strategy Bond Portfolio

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held from July 1, 2015 to December 31, 2015 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (07/01/15)	Ending Account Value (12/31/15)	Expenses Paid During Period*	Beginning Account Value (07/01/15)	Ending Account Value (12/31/15)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Administrative Class	$1,000.00	$976.20	$4.56	$1,000.00	$1,021.01	$4.66	0.90%

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 187/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers can be found in Note 8 in the Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2015	7

Financial Highlights PIMCO Global Advantage® Strategy Bond Portfolio

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income (b)	Distributions from Net Realized Capital Gains (b)	Tax Basis Return of Capital	Total Distributions

Administrative Class
12/31/2015	$9.42	$0.14	$(0.61)	$(0.47)	$0.00	$0.00	$(0.18)	$(0.18)
12/31/2014	9.75	0.16	(0.30)	(0.14)	(0.19)	0.00	0.00	(0.19)
12/31/2013	10.25	0.14	(0.46)	(0.32)	(0.15)	(0.03)	0.00	(0.18)
12/31/2012	9.84	0.10	0.51	0.61	(0.12)	(0.08)	0.00	(0.20)
05/02/2011 - 12/31/2011	10.00	0.06	(0.15)	(0.09)	(0.07)	0.00	0.00	(0.07)

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)	Determined in accordance with federal income tax regulations, see Note 2(c) in the Notes to Financial Statements for more information.

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$8.77	(5.03)%	$214,181	0.90%		0.90%		0.90%		0.90%		1.50%		256%
9.42	(1.49)	218,872	0.90		0.90		0.90		0.90		1.59		145
9.75	(3.14)	236,780	0.90		0.90		0.90		0.90		1.43		156
10.25	6.19	201,022	0.90		0.90		0.90		0.90		1.02		179
9.84	(0.93)	147,048	0.90	*	0.93	*	0.93	*	0.93	*	0.84	*	24

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2015	9

Statement of Assets and Liabilities PIMCO Global Advantage® Strategy Bond Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2015

Assets:
Investments, at value
Investments in securities*	$206,650
Investments in Affiliates	18,988
Financial Derivative Instruments
Exchange-traded or centrally cleared	257
Over the counter	6,094
Cash	232
Deposits with counterparty	3,181
Foreign currency, at value	2,935
Receivable for investments sold	33,588
Receivable for TBA investments sold	26,947
Interest and dividends receivable	1,700
Dividends receivable from Affiliates	12
Total Assets	300,584

Liabilities:
Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$101
Payable for short sales	4,744
Financial Derivative Instruments
Exchange-traded or centrally cleared	304
Over the counter	5,637
Payable for investments purchased	35,193
Payable for investments in Affiliates purchased	12
Payable for TBA investments purchased	36,843
Deposits from counterparty	3,358
Payable for Portfolio shares redeemed	11
Accrued investment advisory fees	80
Accrued supervisory and administrative fees	70
Accrued servicing fees	30
Accrued reimbursement to PIMCO	9
Other liabilities	11
Total Liabilities	86,403

Net Assets	$214,181

Net Assets Consist of:
Paid in capital	$230,186
(Overdistributed) net investment income	(2,023)
Accumulated undistributed net realized (loss)	(1,290)
Net unrealized (depreciation)	(12,692)
$214,181

Net Assets:
Administrative Class	$214,181

Shares Issued and Outstanding:
Administrative Class	24,434

Net Asset Value and Redemption Price Per Share Outstanding:
Administrative Class	$8.77

Cost of investments in securities	$219,250
Cost of investments in Affiliates	$19,054
Cost of foreign currency held	$2,955
Proceeds received on short sales	$4,733
Cost or premiums of financial derivative instruments, net	$(862)

* Includes repurchase agreements of:	$411

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Global Advantage® Strategy Bond Portfolio

(Amounts in thousands)	Year Ended December 31, 2015

Investment Income:
Interest, net of foreign taxes*	$5,205
Dividends from Investments in Affiliates	137
Total Income	5,342

Expenses:
Investment advisory fees	887
Supervisory and administrative fees	776
Servicing fees - Administrative Class	333
Trustee fees	4
Interest expense	7
Miscellaneous expense	1
Total Expenses	2,008

Net Investment Income	3,334

Net Realized Gain (Loss):
Investments in securities	(13,547)
Investments in Affiliates	(111)
Exchange-traded or centrally cleared financial derivative instruments	(861)
Over the counter financial derivative instruments	896
Foreign currency	2,079

Net Realized (Loss)	(11,544)

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	(5,028)
Investments in Affiliates	52
Exchange-traded or centrally cleared financial derivative instruments	(850)
Over the counter financial derivative instruments	2,622
Foreign currency assets and liabilities	(180)

Net Change in Unrealized (Depreciation)	(3,384)

Net (Decrease) in Net Assets Resulting from Operations	$(11,594)

* Foreign tax withholdings	$40

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2015	11

Statements of Changes in Net Assets PIMCO Global Advantage® Strategy Bond Portfolio

(Amounts in thousands†)	Year Ended December 31, 2015	Year Ended December 31, 2014

(Decrease) in Net Assets from:

Operations:
Net investment income	$3,334	$3,693
Net realized (loss)	(11,544)	(290)
Net change in unrealized (depreciation)	(3,384)	(6,280)

Net (Decrease) in Net Assets Resulting from Operations	(11,594)	(2,877)

Distributions to Shareholders:
From net investment income (a)
Administrative Class	0	(4,483)
Tax basis return of capital (a)
Administrative Class	(4,398)	0

Total Distributions	(4,398)	(4,483)

Portfolio Share Transactions:
Net increase (decrease) resulting from Portfolio share transactions**	11,301	(10,548)

Total (Decrease) in Net Assets	(4,691)	(17,908)

Net Assets:
Beginning of year	218,872	236,780
End of year*	$214,181	$218,872

* Including (overdistributed) net investment income of:	$(2,023)	$(1,974)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 12 in the Notes to Financial Statements.
(a)	Determined in accordance with federal income tax regulations, see Note 2(c) in the Notes to Financial Statements for more information.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO Global Advantage® Strategy Bond Portfolio

December 31, 2015

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 96.4%

AUSTRALIA 0.0%

CORPORATE BONDS & NOTES 0.0%
Telstra Corp. Ltd.
3.125% due 04/07/2025		$100	$96

Total Australia (Cost $100)			96

BELGIUM 0.9%

CORPORATE BONDS & NOTES 0.9%
KBC Bank NV
8.000% due 01/25/2023		$1,800	1,967

Total Belgium (Cost $1,876)			1,967

BRAZIL 0.7%

CORPORATE BONDS & NOTES 0.6%
Itau Unibanco Holding S.A.
5.650% due 03/19/2022		$600	556
Petrobras Global Finance BV
2.886% due 03/17/2017		300	276
6.250% due 03/17/2024		800	576

			1,408

SOVEREIGN ISSUES 0.1%
Brazil Government International Bond
5.000% due 01/27/2045		500	336

Total Brazil (Cost $2,204)			1,744

CANADA 4.9%

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.4%
Canadian Mortgage Pools
0.933% due 06/01/2020	CAD	281	200
1.133% due 07/01/2020		670	481
1.133% due 08/01/2020		196	141

			822

SOVEREIGN ISSUES 4.5%
Canada Government International Bond
1.500% due 12/01/2044 (b)		330	292
Canada Housing Trust
2.400% due 12/15/2022		5,600	4,254
Province of Alberta
1.250% due 06/01/2020		900	648
2.350% due 06/01/2025		900	649
Province of Ontario
2.500% due 09/10/2021		$3,800	3,804

			9,647

Total Canada (Cost $11,979)			10,469

CAYMAN ISLANDS 0.6%

ASSET-BACKED SECURITIES 0.3%
OHA Credit Partners Ltd.
1.582% due 05/15/2023		$595	592

CORPORATE BONDS & NOTES 0.3%
Odebrecht Offshore Drilling Finance Ltd.
6.625% due 10/01/2023 (d)		276	64
6.750% due 10/01/2023 (d)		625	150
Tencent Holdings Ltd.
3.375% due 05/02/2019		400	407

			621

Total Cayman Islands (Cost $1,823)			1,213

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CZECH REPUBLIC 0.5%

SOVEREIGN ISSUES 0.5%
Czech Republic Government International Bond
0.370% due 10/27/2016	CZK	26,400	$1,072

Total Czech Republic (Cost $1,096)			1,072

DENMARK 6.2%

CORPORATE BONDS & NOTES 6.2%
Nykredit Realkredit A/S
1.000% due 07/01/2016	DKK	33,500	4,907
1.000% due 10/01/2016		38,700	5,682
2.500% due 10/01/2047		2,700	377
3.000% due 10/01/2047		10,559	1,517
Realkredit Danmark A/S
2.000% due 01/01/2016		5,000	728

Total Denmark (Cost $13,582)			13,211

FRANCE 4.4%

CORPORATE BONDS & NOTES 1.7%
Banque PSA Finance S.A.
4.250% due 02/25/2016	EUR	600	656
BPCE S.A.
4.625% due 07/11/2024		$1,000	975
Credit Agricole S.A.
7.500% due 06/23/2026 (c)	GBP	500	726
Dexia Credit Local S.A.
1.250% due 10/18/2016		$1,100	1,101
Numericable-SFR S.A.S.
5.625% due 05/15/2024	EUR	200	221

			3,679

SOVEREIGN ISSUES 2.7%
Caisse d’Amortissement de la Dette Sociale
1.375% due 11/25/2024		300	340
Caisse Francaise de Financement Local
5.250% due 02/16/2017		$800	835
France Government International Bond
0.250% due 07/25/2024 (b)	EUR	1,170	1,337
1.000% due 11/25/2018		580	652
2.500% due 05/25/2030		1,100	1,354
3.250% due 05/25/2045		1,000	1,382

			5,900

Total France (Cost $10,528)			9,579

GERMANY 3.9%

CORPORATE BONDS & NOTES 0.6%
Commerzbank AG
8.125% due 09/19/2023		$1,000	1,151
Landwirtschaftliche Rentenbank
4.250% due 01/24/2023	AUD	100	77

			1,228

SOVEREIGN ISSUES 3.3%
Republic of Germany
0.750% due 04/15/2018 (b)	EUR	5,959	6,641
4.250% due 07/04/2039		200	342

			6,983

Total Germany (Cost $9,923)			8,211

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
GREECE 0.5%

CORPORATE BONDS & NOTES 0.4%
Hellenic Railways Organization S.A.
5.014% due 12/27/2017	EUR	900	$905

SOVEREIGN ISSUES 0.1%
Republic of Greece Government International Bond
3.800% due 08/08/2017	JPY	32,000	240

Total Greece (Cost $1,254)			1,145

HONG KONG 0.7%

CORPORATE BONDS & NOTES 0.7%
CNOOC Nexen Finance ULC
4.250% due 04/30/2024		$1,200	1,213
CNPC General Capital Ltd.
2.750% due 05/14/2019		200	200

Total Hong Kong (Cost $1,408)			1,413

INDONESIA 1.5%

SOVEREIGN ISSUES 1.5%
Indonesia Government International Bond
2.875% due 07/08/2021	EUR	400	431
5.625% due 05/15/2023	IDR	1,924,000	115
6.625% due 05/15/2033		805,000	46
6.750% due 01/15/2044		$500	537
8.250% due 06/15/2032	IDR	14,687,000	984
8.375% due 03/15/2034		16,907,000	1,154

Total Indonesia (Cost $4,184)			3,267

IRELAND 2.0%

ASSET-BACKED SECURITIES 0.2%
Celf Low Levered Partners PLC
0.259% due 03/04/2024	EUR	343	367
LightPoint Pan-European CLO PLC
0.182% due 01/31/2022		7	7

			374

CORPORATE BONDS & NOTES 1.6%
Bank of Ireland
10.000% due 07/30/2016		1,500	1,699
Depfa ACS Bank
3.875% due 11/14/2016		300	336
4.875% due 05/21/2019		300	376
5.500% due 04/25/2016		$500	507
5.750% due 03/28/2017		400	421

			3,339

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.2%
German Residential Funding Ltd.
1.046% due 08/27/2024	EUR	370	407

Total Ireland (Cost $4,482)			4,120

ITALY 2.7%

ASSET-BACKED SECURITIES 0.1%
Alba SPV SRL
1.449% due 04/20/2040	EUR	130	142

CORPORATE BONDS & NOTES 0.3%
Banca Carige SpA
3.875% due 10/24/2018		300	353

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2015	13

Schedule of Investments PIMCO Global Advantage® Strategy Bond Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Banco Popolare SC
3.500% due 03/14/2019	EUR	300	$335

			688

NON-AGENCY MORTGAGE-BACKED SECURITIES 1.1%
Claris SRL
0.354% due 10/31/2060		1,221	1,307
Creso SRL
0.569% due 12/30/2060		848	915
F-E Mortgages SRL
0.202% due 12/15/2043		54	59

			2,281

SOVEREIGN ISSUES 1.2%
Italy Buoni Poliennali Del Tesoro
1.650% due 04/23/2020 (b)		1,498	1,722
Italy Government International Bond
6.000% due 08/04/2028	GBP	500	889

			2,611

Total Italy (Cost $6,565)			5,722

JAPAN 0.1%

CORPORATE BONDS & NOTES 0.1%
Bank of Tokyo-Mitsubishi UFJ Ltd.
1.700% due 03/05/2018		$200	199

Total Japan (Cost $200)			199

LUXEMBOURG 0.6%

CORPORATE BONDS & NOTES 0.6%
Gazprom Neft OAO Via GPN Capital S.A.
6.000% due 11/27/2023		$900	851
Matterhorn Telecom S.A.
3.875% due 05/01/2022	EUR	200	199
Telecom Italia Finance S.A.
7.750% due 01/24/2033		200	284

Total Luxembourg (Cost $1,449)			1,334

MALAYSIA 0.2%

SOVEREIGN ISSUES 0.2%
Malaysia Government International Bond
3.418% due 08/15/2022	MYR	350	78
3.492% due 03/31/2020		50	12
3.502% due 05/31/2027		200	42
3.580% due 09/28/2018		600	141
4.012% due 09/15/2017		800	191

Total Malaysia (Cost $653)			464

MEXICO 0.9%

CORPORATE BONDS & NOTES 0.5%
BBVA Bancomer S.A.
6.750% due 09/30/2022		$900	992

SOVEREIGN ISSUES 0.4%
Mexico Government International Bond
4.000% due 03/15/2115	EUR	700	638
8.500% due 12/13/2018	MXN	2,180	139

			777

Total Mexico (Cost $1,840)			1,769

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NETHERLANDS 4.5%

ASSET-BACKED SECURITIES 0.4%
Cadogan Square CLO BV
0.279% due 01/17/2023	EUR	155	$167
Highlander Euro CDO BV
0.161% due 05/01/2023		256	272
Malin CLO BV
0.124% due 05/07/2023		283	306
Panther CDO BV
0.312% due 10/15/2084		152	158

			903

CORPORATE BONDS & NOTES 4.1%
Bank Nederlandse Gemeenten NV
0.375% due 01/14/2022		2,300	2,496
ING Bank NV
2.625% due 12/05/2022		$3,000	2,956
Rabobank Group
8.375% due 07/26/2016 (c)		800	826
Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 (c)	EUR	1,300	1,576
Vonovia Finance BV
3.200% due 10/02/2017		$900	909

			8,763

Total Netherlands (Cost $9,890)			9,666

NORWAY 0.2%

CORPORATE BONDS & NOTES 0.1%
DNB Boligkreditt A/S
1.450% due 03/21/2018		$200	199

SOVEREIGN ISSUES 0.1%
Norway Government International Bond
3.750% due 05/25/2021	NOK	1,100	142

Total Norway (Cost $364)			341

POLAND 0.4%

SOVEREIGN ISSUES 0.4%
Poland Government International Bond
3.250% due 07/25/2025	PLN	3,100	813

Total Poland (Cost $920)			813

PORTUGAL 0.2%

CORPORATE BONDS & NOTES 0.2%
Banco Espirito Santo S.A.
4.000% due 01/21/2019	EUR	300	45
Novo Banco S.A.
5.000% due 04/23/2019		100	95
5.000% due 05/21/2019		300	292
5.000% due 05/23/2019		100	98

Total Portugal (Cost $967)			530

SLOVENIA 2.7%

SOVEREIGN ISSUES 2.7%
Slovenia Government International Bond
3.500% due 03/23/2017	EUR	209	237
4.700% due 11/01/2016		1,900	2,145
5.500% due 10/26/2022		$2,000	2,240
5.850% due 05/10/2023		1,100	1,255

Total Slovenia (Cost $5,936)			5,877

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOUTH AFRICA 0.2%

SOVEREIGN ISSUES 0.2%
South Africa Government International Bond
3.750% due 07/24/2026	EUR	200	$204
5.375% due 07/24/2044		$300	271

Total South Africa (Cost $564)			475

SOUTH KOREA 0.7%

SOVEREIGN ISSUES 0.7%
Korea Treasury Bond
3.500% due 03/10/2017	KRW	564,400	492
3.750% due 06/10/2022		366,900	347
4.000% due 12/10/2031		127,000	135
5.750% due 09/10/2018		529,100	500

Total South Korea (Cost $1,481)			1,474

SPAIN 5.9%

ASSET-BACKED SECURITIES 0.2%
IM Grupo Banco Popular FTPYME FTA
0.044% due 09/21/2039	EUR	359	387

CORPORATE BONDS & NOTES 0.4%
Banco Santander S.A.
6.250% due 09/11/2021 (c)		400	408
BPE Financiaciones S.A.
2.000% due 02/03/2020		200	217
2.875% due 05/19/2016		200	219

			844

SOVEREIGN ISSUES 5.3%
Autonomous Community of Catalonia
4.750% due 06/04/2018		475	546
4.950% due 02/11/2020		1,400	1,643
Autonomous Community of Madrid
1.826% due 04/30/2025		200	215
4.688% due 03/12/2020		200	252
Spain Government International Bond
1.400% due 01/31/2020		10	11
2.150% due 10/31/2025		2,200	2,473
2.750% due 10/31/2024		650	771
3.800% due 04/30/2024		2,950	3,766
5.150% due 10/31/2044		725	1,119
Xunta de Galicia
5.763% due 04/03/2017		450	522

			11,318

Total Spain (Cost $13,183)			12,549

SWEDEN 0.4%

CORPORATE BONDS & NOTES 0.4%
Skandinaviska Enskilda Banken AB
1.375% due 05/29/2018		$400	395
Swedbank AB
2.200% due 03/04/2020		400	396

Total Sweden (Cost $797)			791

SWITZERLAND 2.1%

CORPORATE BONDS & NOTES 2.1%
Credit Suisse AG
1.014% due 01/29/2018		$1,500	1,496

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2015

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UBS AG
5.125% due 05/15/2024		$550	$557
7.250% due 02/22/2022		2,350	2,458

Total Switzerland (Cost $4,515)			4,511

UNITED KINGDOM 11.3%

BANK LOAN OBLIGATIONS 0.3%
Virgin Media Investment Holdings Ltd.
3.500% due 06/30/2023		$673	660

CORPORATE BONDS & NOTES 6.4%
Barclays Bank PLC
7.625% due 11/21/2022		1,600	1,825
Barclays PLC
8.000% due 12/15/2020 (c)	EUR	700	827
8.250% due 12/15/2018 (c)		$600	641
Co-operative Group Holdings Ltd.
6.875% due 07/08/2020	GBP	300	483
HSBC Holdings PLC
6.375% due 09/17/2024 (c)		$600	593
LBG Capital PLC
2.975% due 03/12/2020	EUR	1,400	1,544
15.000% due 12/21/2019		450	700
Lloyds Bank PLC
4.875% due 03/30/2027	GBP	500	877
5.125% due 03/07/2025		1,100	1,950
Lloyds Banking Group PLC
7.625% due 06/27/2023 (c)		500	774
Pizzaexpress Financing PLC
6.625% due 08/01/2021		100	151
Royal Bank of Scotland PLC
9.500% due 03/16/2022		$1,000	1,085
Santander UK Group Holdings PLC
4.750% due 09/15/2025		500	496
7.375% due 06/24/2022 (c)	GBP	500	751
Tesco Corporate Treasury Services PLC
1.375% due 07/01/2019	EUR	1,000	1,047

			13,744

NON-AGENCY MORTGAGE-BACKED SECURITIES 3.2%
Alba PLC
0.760% due 11/25/2042	GBP	470	626
Bluestone Securities PLC
0.778% due 06/09/2044		317	442
Darrowby PLC
2.271% due 02/20/2044		155	231
Eurosail PLC
1.535% due 06/13/2045		600	832
Gemgarto
3.523% due 05/14/2045		78	117
Gosforth Funding PLC
1.374% due 11/18/2049		129	190
Great Hall Mortgages PLC
0.663% due 06/18/2039		$299	282
Leek Finance PLC
0.865% due 12/21/2037	GBP	406	630
Leofric PLC
2.270% due 05/26/2050		140	208
Nemus Arden PLC
0.803% due 02/15/2020		734	1,050
Newgate Funding PLC
0.713% due 12/15/2050		445	637
RMAC PLC
1.005% due 12/12/2036		307	423

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
RMAC Securities PLC
0.755% due 06/12/2044	GBP	386	$519
Southern Pacific Financing PLC
0.763% due 06/10/2043		438	622

			6,809

SOVEREIGN ISSUES 1.4%
United Kingdom Gilt
0.125% due 03/22/2024 (b)		1,927	3,014

Total United Kingdom (Cost $25,973)			24,227

UNITED STATES 35.5%

ASSET-BACKED SECURITIES 8.0%
Accredited Mortgage Loan Trust
0.552% due 02/25/2037		$93	90
0.702% due 04/25/2036		300	265
Argent Securities Trust
0.572% due 07/25/2036		432	178
0.582% due 05/25/2036		740	268
Asset-Backed Securities Corp. Home Equity Loan Trust
1.517% due 02/25/2035		699	572
Bear Stearns Asset-Backed Securities Trust
0.742% due 01/25/2047		288	271
Citigroup Mortgage Loan Trust, Inc.
0.682% due 03/25/2036		800	616
Countrywide Asset-Backed Certificates
0.552% due 12/25/2036 ^		604	545
0.562% due 01/25/2037		2,318	2,182
0.562% due 07/25/2037 ^		473	412
0.572% due 04/25/2047		854	736
0.662% due 03/25/2036		578	525
0.752% due 07/25/2036		471	396
0.807% due 11/25/2035		96	93
4.399% due 04/25/2036		200	202
4.942% due 07/25/2036		154	154
Countrywide Asset-Backed Certificates Trust
1.142% due 07/25/2034		339	315
1.672% due 07/25/2035		700	519
Credit-Based Asset Servicing and Securitization LLC
3.971% due 03/25/2037 ^		341	176
First Franklin Mortgage Loan Trust
1.697% due 07/25/2034		256	239
GSAA Home Equity Trust
0.872% due 08/25/2037		114	104
GSAMP Trust
0.812% due 01/25/2036		500	418
HSI Asset Securitization Corp. Trust
0.832% due 01/25/2036		800	577
IndyMac Home Equity Mortgage Loan Asset-Backed Trust
0.662% due 04/25/2037		388	239
JPMorgan Mortgage Acquisition Trust
0.552% due 08/25/2036		627	547
MASTR Asset-Backed Securities Trust
0.632% due 05/25/2037		500	372
Morgan Stanley ABS Capital, Inc. Trust
0.652% due 10/25/2036		741	466
Morgan Stanley Home Equity Loan Trust
0.522% due 04/25/2037		951	532
Morgan Stanley Mortgage Loan Trust
6.000% due 07/25/2047 ^		53	47
Nomura Home Equity Loan, Inc. Home Equity Loan Trust
0.712% due 03/25/2036		700	525

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NovaStar Mortgage Funding Trust
0.552% due 03/25/2037		$807	$529
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
1.667% due 01/25/2036		200	181
People’s Choice Home Loan Securities Trust
1.367% due 05/25/2035 ^		600	442
Renaissance Home Equity Loan Trust
5.294% due 01/25/2037		383	211
5.731% due 11/25/2036		900	488
7.238% due 09/25/2037 ^		937	566
Residential Asset Securities Corp. Trust
0.672% due 04/25/2037		400	369
0.822% due 12/25/2035		700	673
Structured Asset Investment Loan Trust
2.147% due 10/25/2034		232	196
Structured Asset Securities Corp. Mortgage Loan Trust
0.582% due 03/25/2036		102	99
Wachovia Mortgage Loan Trust
1.082% due 10/25/2035		200	190
Wells Fargo Home Equity Asset-Backed Securities Trust
0.652% due 01/25/2037		800	556

			17,081

CORPORATE BONDS & NOTES 5.4%
Ally Financial, Inc.
3.600% due 05/21/2018		1,100	1,103
Bank of America Corp.
6.875% due 04/25/2018		1,200	1,325
BellSouth Corp.
4.821% due 04/26/2021		600	607
California Resources Corp.
5.500% due 09/15/2021		92	29
8.000% due 12/15/2022		246	130
CCO Safari LLC
3.579% due 07/23/2020		400	398
4.464% due 07/23/2022		500	499
6.384% due 10/23/2035		600	607
Citigroup, Inc.
5.950% due 05/15/2025 (c)		600	578
6.125% due 11/15/2020 (c)		500	511
Ford Motor Credit Co. LLC
5.750% due 02/01/2021		200	221
International Lease Finance Corp.
5.750% due 05/15/2016		400	406
JPMorgan Chase & Co.
2.750% due 06/23/2020		1,100	1,106
JPMorgan Chase Bank N.A.
0.836% due 06/02/2017		1,600	1,595
New York Life Global Funding
1.125% due 03/01/2017		100	100
Rio Oil Finance Trust
9.250% due 07/06/2024		500	371
Sprint Communications, Inc.
6.000% due 12/01/2016		600	598
Wells Fargo & Co.
2.550% due 12/07/2020		500	498
3.000% due 02/19/2025		300	292
WM Covered Bond Program
4.000% due 09/27/2016	EUR	350	391
Zimmer Biomet Holdings, Inc.
3.375% due 11/30/2021		$300	301

			11,666

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2015	15

Schedule of Investments PIMCO Global Advantage® Strategy Bond Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NON-AGENCY MORTGAGE-BACKED SECURITIES 3.4%
Banc of America Alternative Loan Trust
6.500% due 04/25/2036 ^	$819	$704
Banc of America Funding Trust
0.612% due 04/20/2047 ^	311	246
6.000% due 07/25/2037 ^	156	124
Chase Mortgage Finance Trust
2.765% due 03/25/2037 ^	146	123
Citigroup Mortgage Loan Trust, Inc.
3.641% due 08/25/2035 ^	2,784	2,379
5.302% due 04/25/2037 ^	156	137
Citigroup Mortgage Loan Trust, Inc. Mortgage Pass-Through Certificates
2.399% due 09/25/2035 ^	595	516
Countrywide Home Loan Mortgage Pass-Through Trust
6.250% due 09/25/2036 ^	107	99
Credit Suisse Mortgage Capital Certificates
2.577% due 02/26/2036	127	123
Credit Suisse Mortgage Capital Mortgage-Backed Trust
6.750% due 08/25/2036 ^	213	170
Deutsche ALT-A Securities, Inc.
0.572% due 02/25/2047	399	285
Deutsche ALT-B Securities, Inc.
5.945% due 02/25/2036 ^	152	131
GreenPoint Mortgage Funding Trust
0.882% due 06/25/2045	136	120
IndyMac Mortgage Loan Trust
2.511% due 11/25/2035	211	181
JPMorgan Alternative Loan Trust
2.709% due 12/25/2035 ^	569	488
3.219% due 12/25/2036	132	123
Merrill Lynch Mortgage Investors Trust
2.658% due 03/25/2036 ^	278	188
Morgan Stanley Mortgage Loan Trust
3.046% due 09/25/2035 ^	168	137
4.287% due 05/25/2036 ^	178	139
PHH Alternative Mortgage Trust
6.000% due 05/25/2037 ^	153	137
Prime Mortgage Trust
6.000% due 06/25/2036 ^	129	115

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Residential Accredit Loans, Inc. Trust
0.552% due 02/25/2037	$172	$150
Residential Funding Mortgage Securities, Inc. Trust
6.000% due 10/25/2036 ^	121	109
6.000% due 06/25/2037 ^	110	103
0.642% due 06/25/2037	182	158
Structured Asset Mortgage Investments Trust
0.652% due 02/25/2036	61	51
Wells Fargo Mortgage-Backed Securities Trust
2.807% due 01/25/2035	152	151

		7,387

U.S. GOVERNMENT AGENCIES 6.8%
Fannie Mae, TBA
3.000% due 01/01/2046	4,000	3,999
3.500% due 02/01/2046	5,300	5,455
4.000% due 02/01/2046	1,700	1,795
Freddie Mac, TBA
3.000% due 01/01/2046	1,000	998
3.500% due 02/01/2046	1,000	1,027
Ginnie Mae, TBA
3.500% due 01/01/2046	400	417
4.000% due 02/01/2046	900	954

		14,645

U.S. TREASURY OBLIGATIONS 11.9%
U.S. Treasury Bonds
2.125% due 05/15/2025 (j)	1,500	1,481
2.875% due 08/15/2045	200	194
U.S. Treasury Inflation Protected Securities (b)
0.125% due 07/15/2022 (f)	8,014	7,769
0.125% due 07/15/2024 (j)	6,610	6,275
0.250% due 01/15/2025	6,727	6,416
0.375% due 07/15/2025 (h)	2,206	2,134
2.375% due 01/15/2025 (h)(j)	1,009	1,147

		25,416

Total United States (Cost $77,309)		76,195

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 1.0%

CERTIFICATES OF DEPOSIT 0.6%
Intesa Sanpaolo SpA
1.701% due 04/11/2016	$1,400	$1,401

REPURCHASE AGREEMENTS (e) 0.2%
		411

U.S. TREASURY BILLS 0.2%
0.142% due 01/14/2016 (a)(j)	394	394

Total Short-Term Instruments (Cost $2,205)		2,206

Total Investments in Securities (Cost $219,250)		206,650

	SHARES
INVESTMENTS IN AFFILIATES 8.9%

SHORT-TERM INSTRUMENTS 8.9%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 8.9%
PIMCO Short-Term Floating NAV Portfolio III	1,923,017	18,988

Total Short-Term Instruments (Cost $19,054)		18,988

Total Investments in Affiliates (Cost $19,054)		18,988

Total Investments 105.3% (Cost $238,304)		$225,638

Financial Derivative Instruments (g)(i) 0.2% (Cost or Premiums, net $(862))		410

Other Assets and Liabilities, net (5.5%)		(11,867)

Net Assets 100.0%		$214,181

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Principal amount of security is adjusted for inflation.
(c)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(d)	Security is subject to a forbearance agreement entered into by the Portfolio which forbears the Portfolio from taking action to, among other things, accelerate and collect payments on the subject note with respect to specified events of default.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.010%	12/31/2015	01/04/2016	$411	Fannie Mae 2.140% due 11/07/2022	$(422)	$411	$411

Total Repurchase Agreements						$(422)	$411	$411

(1)	Includes accrued interest.

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2015

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Reverse Repurchase Agreements
BSN	0.410%	11/03/2015	01/05/2016	$(101)	$(101)

Total Reverse Repurchase Agreements					$(101)

(2)

As of December 31, 2015, there were no open sale-buyback transactions. The average amount of borrowings outstanding during the period ended December 31, 2015 was $(1,055) at a weighted average interest rate of 0.228%.

SHORT SALES:

SHORT SALES ON U.S. GOVERNMENT AGENCIES*:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
Fannie Mae, TBA	4.500%	02/01/2046	$4,400	$(4,733)	$(4,744)

Total Short Sales				$(4,733)	$(4,744)

*	Short Sales shown are To-Be-Announced (“TBA”) securities which are not subject to collateral pledging under the terms of any master agreements.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of December 31, 2015:

(f)	Securities with an aggregate market value of $100 have been pledged as collateral under the terms of the following master agreements as of December 31, 2015.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (3)
Global/Master Repurchase Agreement
BSN	$0	$(101)	$0	$(101)	$100	$(1)
SSB	411	0	0	411	(422)	(11)

Total Borrowings and Other Financing Transactions	$411	$(101)	$0

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$0	$(101)	$0	$0	$(101)

Total Borrowings	$0	$(101)	$0	$0	$(101)

Gross amount of recognized liabilities for reverse repurchase agreements					$(101)

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOT U.S. Treasury 5-Year Note March Futures	$109.000	02/19/2016	62	$1	$1
Put - CBOT U.S. Treasury 10-Year Note March Futures	108.000	02/19/2016	347	3	5

				$4	$6

Total Purchased Options				$4	$6

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2015	17

Schedule of Investments PIMCO Global Advantage® Strategy Bond Portfolio (Cont.)

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	Short	12/2016	21	$10	$0	$(1)
90-Day Eurodollar June Futures	Short	06/2016	2	1	0	0
90-Day Eurodollar March Futures	Short	03/2017	14	7	0	(1)
90-Day Eurodollar September Futures	Short	09/2016	16	8	0	0
Australia Government 10-Year Bond March Futures	Long	03/2016	24	8	0	(23)
Call Options Strike @ EUR 170.000 on Euro-Bund 10-Year Bond March Futures	Long	02/2016	50	0	0	0
Euro-Bobl March Futures	Long	03/2016	192	(191)	8	0
Euro-BONO March Future	Long	03/2016	13	(42)	9	0
Euro-BTP Italy Government Bond March Futures	Short	03/2016	21	25	0	(12)
Euro-Bund 10-Year Bond March Futures	Short	03/2016	118	273	0	(5)
Euro-Buxl 30-Year Bond March Futures	Short	03/2016	2	7	0	(1)
Euro-OAT France Government 10-Year Bond March Futures	Long	03/2016	5	(13)	1	0
Euro-Schatz March Futures	Short	03/2016	94	20	0	(2)
Put Options Strike @ EUR 125.250 on Euro-Bobl 10-Year Bond March Futures	Long	02/2016	150	0	0	0
Put Options Strike @ EUR 125.500 on Euro-Bobl 10-Year Bond March Futures	Long	02/2016	192	0	0	0
U.S. Treasury 5-Year Note March Futures	Long	03/2016	62	(17)	9	0
U.S. Treasury 10-Year Note March Futures	Long	03/2016	320	(67)	95	0
U.S. Treasury Ultra Long-Term Bond March Futures	Short	03/2016	1	0	0	(1)
United Kingdom Long Gilt March Futures	Short	03/2016	10	3	11	(5)

Total Futures Contracts				$32	$133	$(51)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount (2)		Market Value (3)	Unrealized Appreciation/ (Depreciation)	Variation Margin
							Asset	Liability
CDX.HY-24 5-Year Index	5.000%	06/20/2020	$	2,277	$90	$(28)	$2	$0
CDX.HY-25 5-Year Index	5.000	12/20/2020		2,600	36	5	5	0
CDX.IG-25 5-Year Index	1.000	12/20/2020		5,500	32	(17)	1	0
iTraxx Europe Main 24 5-Year Index	1.000	12/20/2020	EUR	9,800	123	(15)	4	0
iTraxx Senior 24 5-Year Index	1.000	12/20/2020		7,400	94	35	0	(4)

					$375	$(20)	$12	$(4)

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Pay	3-Month SEK-LIBOR	1.013%	01/23/2025	SEK	3,000	$(12)	$(12)	$1	$0
Pay	3-Month SEK-LIBOR	1.023	01/23/2025		2,400	(9)	(9)	1	0
Pay	3-Month SEK-LIBOR	1.033	01/23/2025		11,900	(43)	(21)	4	0
Pay	3-Month SEK-LIBOR	1.036	01/23/2025		2,900	(10)	(10)	1	0
Receive	3-Month USD-LIBOR	2.250	12/16/2022	$	2,200	(43)	(20)	0	(5)
Receive	3-Month USD-LIBOR *	1.300	05/06/2017		62,200	(137)	66	0	(15)
Receive	3-Month USD-LIBOR	1.500	12/16/2017		25,900	(189)	(75)	0	(6)
Receive	3-Month USD-LIBOR	2.000	08/31/2022		800	(4)	(2)	0	(2)
Receive	3-Month USD-LIBOR	2.250	12/16/2022		36,200	(771)	(963)	0	(115)
Receive	3-Month USD-LIBOR	2.300	01/13/2023		3,100	(65)	(52)	0	(7)
Receive	3-Month USD-LIBOR	2.500	12/16/2025		8,800	(270)	(359)	0	(37)
Receive	3-Month USD-LIBOR *	2.250	06/15/2026		10,900	73	38	0	(39)
Pay	3-Month USD-LIBOR *	2.500	06/15/2046		6,000	(269)	(29)	48	0
Receive	6-Month AUD-BBR-BBSW *	3.250	06/17/2026	AUD	400	(3)	1	3	0
Pay	6-Month EUR-EURIBOR	0.500	03/16/2021	EUR	4,900	33	53	1	0
Pay	6-Month EUR-EURIBOR *	1.000	03/16/2026		13,450	(60)	(65)	0	(11)

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2015

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Receive	6-Month EUR-EURIBOR	1.500%	03/16/2046	EUR	3,700	$125	$(39)	$10	$0
Receive	6-Month GBP-LIBOR	0.970	02/13/2016	GBP	11,900	(61)	(36)	0	(1)
Receive	6-Month GBP-LIBOR	0.950	02/19/2016		10,800	(54)	(45)	0	(1)
Receive	6-Month GBP-LIBOR	1.500	03/16/2018		1,300	(12)	0	1	0
Receive	6-Month GBP-LIBOR	1.750	09/16/2018		6,200	(61)	(66)	4	0
Receive	6-Month GBP-LIBOR	1.750	03/16/2021		100	(1)	1	0	0
Receive	6-Month GBP-LIBOR *	2.000	03/16/2026		1,200	6	(1)	6	0
Pay	6-Month GBP-LIBOR	2.250	03/16/2046		400	12	(25)	0	(4)
Pay	6-Month JPY-LIBOR	0.150	03/22/2018	JPY	3,980,000	28	14	0	(1)
Receive	6-Month JPY-LIBOR	0.500	09/18/2020		140,000	(20)	(50)	0	0
Receive	6-Month JPY-LIBOR	1.000	12/18/2025		70,000	(34)	(2)	0	0
Pay	6-Month JPY-LIBOR	1.500	12/20/2044		350,000	226	247	0	(5)
Pay	28-Day MXN-TIIE	4.340	09/28/2017	MXN	28,600	2	(3)	1	0
Pay	28-Day MXN-TIIE	4.195	10/05/2017		21,800	(1)	(1)	1	0
Pay	28-Day MXN-TIIE	4.130	10/17/2017		65,100	(10)	1	3	0
Pay	28-Day MXN-TIIE	4.260	10/31/2017		46,600	(3)	(3)	2	0
Pay	28-Day MXN-TIIE	5.010	10/10/2019		73,700	(13)	15	8	0
Pay	28-Day MXN-TIIE	5.610	07/07/2021		100,000	(9)	(30)	8	0
Pay	28-Day MXN-TIIE	5.630	10/11/2021		10,700	(3)	(10)	1	0
Pay	28-Day MXN-TIIE	5.620	11/09/2021		7,000	(3)	(3)	1	0
Pay	28-Day MXN-TIIE	5.560	11/11/2021		2,100	(1)	(1)	0	0
Pay	28-Day MXN-TIIE	6.000	07/18/2022		7,800	3	3	1	0

						$(1,663)	$(1,493)	$106	$(249)

Total Swap Agreements						$(1,288)	$(1,513)	$118	$(253)

*	This security has a forward starting effective date. See Note 2a for further information.

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2015:

(h)	Securities with an aggregate market value of $1,306 and cash of $3,181 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2015. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$6	$133	$118	$257	$0	$(51)	$(253)	$(304)

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received		Unrealized Appreciation/ (Depreciation)
							Asset	Liability
AZD	01/2016	$		50	KRW	56,615	$0	$(2)
	01/2016			482	MYR	1,991	0	(21)
	02/2016			44	IDR	617,955	0	0

BOA	01/2016		BRL	10,071	$	2,995	450	0
	01/2016		DKK	14,235		2,023	0	(50)
	01/2016	$		2,579	BRL	10,071	0	(34)
	01/2016			6,691	CAD	9,292	25	0
	01/2016			2,718	CNY	17,451	0	(52)
	01/2016			52,622	EUR	47,890	0	(577)
	01/2016			6,768	INR	450,742	26	0
	02/2016		CAD	9,292	$	6,691	0	(24)
	02/2016		DKK	17,177		2,516	13	0
	02/2016		EUR	47,890		52,659	578	0
	02/2016	$		1,066	SEK	9,265	33	0
	02/2016			1,688	THB	60,611	0	(6)
	07/2016		DKK	12,830	$	1,937	58	0
	09/2016		CNH	794		120	2	0

BPS	01/2016		BRL	6,050		1,544	15	0
	01/2016	$		1,548	BRL	6,050	0	(19)
	01/2016			309	KRW	364,744	1	0
	02/2016		BRL	17,785	$	4,531	80	0

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2015	19

Schedule of Investments PIMCO Global Advantage® Strategy Bond Portfolio (Cont.)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received		Unrealized Appreciation/ (Depreciation)
							Asset	Liability
	04/2016	$		1,562	CLP	1,110,758	$0	$(11)
	09/2016		CNH	7,059	$	1,068	21	0

BRC	01/2016		IDR	571,540		41	0	0
	01/2016	$		341	MYR	1,448	0	(5)
	02/2016		INR	39,750	$	588	0	(8)
	02/2016		TWD	7,503		226	0	(1)
	09/2016		CNH	3,498		526	7	0

CBK	01/2016		BRL	783		201	3	0
	01/2016		EUR	960		1,027	0	(16)
	01/2016		KRW	65,368		57	1	0
	01/2016		MYR	1,389		321	0	(1)
	01/2016	$		202	BRL	783	0	(4)
	01/2016			109	CNH	695	0	(4)
	01/2016			4,108	EUR	3,872	100	0
	01/2016			140	KRW	162,330	0	(2)
	01/2016			254	TRY	742	0	0
	02/2016		EUR	222	$	243	1	0
	02/2016		SEK	9,575		1,105	0	(30)
	02/2016	$		2,143	BRL	8,480	0	(21)
	02/2016			1,233	CZK	30,985	14	0
	02/2016			650	DKK	4,440	0	(3)
	04/2016		BRL	2,556	$	736	109	0
	05/2016			8,532		2,444	371	0
	09/2016		CNH	1,749		263	3	0

DUB	01/2016		BRL	43,780		11,180	114	0
	01/2016		KRW	186,057		162	4	0
	01/2016	$		11,552	BRL	43,780	0	(486)
	02/2016			10,925		43,209	0	(110)
	02/2016			111	CZK	2,828	3	0
	02/2016			1,610	ILS	6,243	0	(4)
	03/2016			980	PEN	3,294	0	(25)
	04/2016		BRL	11,565	$	3,398	562	0
	07/2016		DKK	6,600		1,015	48	0

FBF	01/2016		BRL	3,028		776	10	0
	01/2016		KRW	4,580		4	0	0
	01/2016	$		782	BRL	3,028	0	(17)

GLM	01/2016		EUR	2,354	$	2,514	3	(47)
	01/2016		JPY	164,789		1,349	0	(22)
	01/2016	$		838	EUR	772	1	0
	01/2016			1,549	PHP	73,015	5	0
	02/2016			309	TWD	10,085	0	(3)
	03/2016			6,888	MXN	118,119	0	(68)

HUS	01/2016		EUR	48,758	$	51,960	0	(1,028)
	02/2016		NOK	950		110	3	0
	02/2016	$		1,799	COP	5,281,056	0	(142)
	02/2016			1,408	HKD	10,909	0	0
	02/2016			143	TWD	4,725	0	0
	03/2016			200	PEN	686	0	(1)
	09/2016		CNH	1,749	$	263	3	0

JPM	01/2016		BRL	10,567		3,050	379	0
	01/2016		CAD	9,292		6,973	258	0
	01/2016		DKK	1,894		289	14	0
	01/2016		GBP	232		350	8	0
	01/2016		INR	139,627		2,102	0	(3)
	01/2016		KRW	311,468		268	3	0
	01/2016		NZD	1,551		1,028	0	(33)
	01/2016		RUB	10,993		163	13	0
	01/2016	$		2,699	AUD	3,712	6	0
	01/2016			2,738	BRL	10,567	0	(67)
	01/2016			628	DKK	4,170	0	(21)
	01/2016			1,686	EUR	1,548	3	(7)
	01/2016			16,546	GBP	11,150	0	(109)
	01/2016			1,204	INR	80,571	10	0
	01/2016			4,117	KRW	4,827,422	2	(14)
	02/2016		AUD	3,712	$	2,695	0	(6)
	02/2016		EUR	1,352		1,484	14	0
	02/2016		GBP	11,150		16,547	108	0
	02/2016		IDR	6,818,715		477	0	(8)

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2015

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received		Unrealized Appreciation/ (Depreciation)
							Asset	Liability
	02/2016		NZD	749	$	511	$0	$0
	02/2016		SGD	585		413	1	0
	02/2016	$		8	BRL	32	0	0
	02/2016			109	EUR	100	0	0
	02/2016			2,298	TWD	74,937	0	(27)
	09/2016		CNH	13,194	$	1,996	39	0
	09/2016	$		1,073	CNH	6,996	0	(34)
	10/2016		CZK	26,675	$	1,127	38	0
	10/2016		DKK	38,961		5,908	177	0

MSB	01/2016			3,101		474	23	0
	01/2016		GBP	11,108		16,747	372	0
	01/2016	$		521	JPY	63,089	3	0
	01/2016			131	MYR	550	0	(3)
	01/2016			155	RUB	10,993	0	(5)
	02/2016		JPY	63,089	$	522	0	(4)
	02/2016	$		1,329	BRL	5,194	0	(29)
	04/2016		RUB	10,993	$	152	5	0
	05/2016		BRL	28,011		7,950	1,145	0

NAB	01/2016		AUD	3,712		2,670	0	(34)

RYL	01/2016		KRW	1,147		1	0	0

SCX	01/2016		MYR	5,511		1,258	0	(19)
	01/2016	$		2,072	TRY	6,115	15	0
	02/2016		IDR	2,829,260	$	196	0	(5)
	02/2016	$		1,481	SGD	2,085	0	(13)
	05/2016			2,251	ZAR	33,474	0	(138)

SOG	01/2016		DKK	367	$	52	0	(1)
	01/2016		IDR	641,700		46	0	0
	01/2016		INR	13,219		199	0	0
	01/2016		KRW	733,108		635	12	0
	01/2016	$		561	MYR	2,402	0	(5)
	02/2016		TWD	6,521	$	197	0	(1)
	03/2016	$		1,143	RON	4,711	0	(10)

UAG	01/2016		BRL	1,068	$	277	7	0
	01/2016		DKK	2,575		369	0	(6)
	01/2016		EUR	2,585		2,808	0	(1)
	01/2016	$		274	BRL	1,068	0	(4)
	01/2016			625	EUR	575	4	(5)
	01/2016			285	GBP	190	0	(5)
	01/2016			831	JPY	101,700	15	0
	01/2016			330	KRW	378,819	0	(8)
	01/2016			482	MYR	2,004	0	(18)
	01/2016			539	NZD	802	10	0
	02/2016		SGD	300	$	212	1	0
	02/2016	$		274	BRL	1,068	0	(7)
	02/2016			371	IDR	5,238,399	1	0
	05/2016			2,348	PLN	9,350	30	0
	07/2016		DKK	14,277	$	2,169	78	0
	09/2016		CNH	1,511		229	5	0
	09/2016	$		3,339	CNH	21,772	0	(111)

Total Forward Foreign Currency Contracts							$5,466	$(3,605)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Cost	Market Value
DUB	Call - OTC USD versus BRL	BRL	4.000	03/28/2016	$300	$13	$16

FBF	Call - OTC USD versus BRL		4.000	03/28/2016	1,400	61	75

GLM	Call - OTC USD versus JPY	JPY	125.100	01/27/2016	1,100	8	0

SCX	Call - OTC USD versus CNY	CNY	6.520	10/31/2016	103	32	72

						$114	$163

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2015	21

Schedule of Investments PIMCO Global Advantage® Strategy Bond Portfolio (Cont.)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
GST	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	1.000%	09/01/2016	EUR	4,500	$67	$61

Total Purchased Options								$181	$224

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
BOA	Put - OTC CDX.IG-25 5-Year Index	Sell	0.950%	01/20/2016	$1,100	$(2)	$(1)

BRC	Put - OTC CDX.IG-25 5-Year Index	Sell	0.950	01/20/2016	1,700	(3)	(1)

CBK	Put - OTC CDX.IG-25 5-Year Index	Sell	0.950	01/20/2016	600	(2)	(1)

GST	Call - OTC CDX.IG-25 5-Year Index	Buy	0.700	01/20/2016	2,200	(1)	0
	Put - OTC CDX.IG-25 5-Year Index	Sell	0.900	01/20/2016	2,200	(4)	(3)

						$(12)	$(6)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Premiums (Received)	Market Value
AZD	Call - OTC USD versus CNY	CNY	7.000	11/01/2016	$700	$(8)	$(11)
	Put - OTC USD versus KRW	KRW	1,092.500	01/20/2016	200	(2)	0

CBK	Call - OTC USD versus RUB	RUB	71.500	03/09/2016	200	(4)	(10)

DUB	Put - OTC USD versus BRL	BRL	3.800	03/28/2016	300	(6)	(5)
	Call - OTC USD versus BRL		4.300	03/28/2016	300	(6)	(8)

FBF	Put - OTC USD versus BRL		3.800	03/28/2016	1,400	(30)	(21)
	Call - OTC USD versus BRL		4.300	03/28/2016	1,400	(29)	(36)

GLM	Put - OTC USD versus JPY	JPY	117.350	01/27/2016	2,200	(16)	(4)

HUS	Call - OTC USD versus CNY	CNY	6.600	02/05/2016	600	(7)	(4)

JPM	Call - OTC USD versus CNY		6.600	02/05/2016	540	(6)	(3)
	Put - OTC USD versus KRW	KRW	1,082.500	01/19/2016	500	(4)	0
	Put - OTC USD versus KRW		1,092.500	01/20/2016	500	(4)	0

MSB	Call - OTC USD versus RUB	RUB	70.000	02/02/2016	300	(5)	(14)

SOG	Call - OTC USD versus CNY	CNY	7.000	11/01/2016	1,800	(21)	(29)

						$(148)	$(145)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BRC	Call - OTC 5-Year Interest Rate Swap *	6-Month EUR-EURIBOR	Receive	0.400%	04/29/2016	EUR	3,100	$(11)	$0
	Put - OTC 5-Year Interest Rate Swap *	6-Month EUR-EURIBOR	Pay	1.400	04/29/2016		3,100	(27)	(66)
	Call - OTC 10-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	1.700	03/10/2016	GBP	2,050	(16)	(7)
	Put - OTC 10-Year Interest Rate Swap	6-Month GBP-LIBOR	Pay	2.250	03/10/2016		2,050	(11)	(13)
	Call - OTC 30-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	1.800	01/12/2016		1,500	(26)	0
	Put - OTC 30-Year Interest Rate Swap	6-Month GBP-LIBOR	Pay	2.400	01/12/2016		1,500	(24)	0

GST	Call - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	1.493	09/01/2016	EUR	1,800	(68)	(77)

JPM	Call - OTC 10-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	1.750	02/01/2016	GBP	2,300	(17)	(2)
	Put - OTC 10-Year Interest Rate Swap	6-Month GBP-LIBOR	Pay	2.300	02/01/2016		2,300	(15)	(2)

								$(215)	$(167)

Total Written Options								$(375)	$(318)

*	This security has a forward starting effective date. See Note 2a for further information.

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2015

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED DECEMBER 31, 2015:

	# of Contracts	Notional Amount in $	Notional Amount in AUD		Notional Amount in EUR		Notional Amount in GBP		Notional Amount in JPY	Notional Amount in NZD		Premiums
Balance at Beginning of Period	0	$13,400	AUD	0	EUR	99,700	GBP	48,200	JPY 490,000	NZD	0	$(539)
Sales	16	71,340		3,400		73,870		26,300	0		6,000	(956)
Closing Buys	0	(19,100)		0		(113,600)		(4,300)	(490,000)		(6,000)	479
Expirations	(8)	(42,800)		(3,400)		(46,720)		(10,300)	0		0	445
Exercised	(8)	(4,100)		0		(5,250)		(48,200)	0		0	196

Balance at End of Period	0	$18,740	AUD	0	EUR	8,000	GBP	11,700	JPY 0	NZD	0	$(375)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION (1)

Counterparty	Reference Entity	Fixed (Pay) Rate		Maturity Date	Implied Credit Spread at December 31, 2015 (3)	Notional Amount (4)	Premiums Paid/(Received)	Unrealized (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Commerzbank AG	(1.000%	)	12/20/2023	2.232%	$ 1,000	$102	$(18)	$84	$0

BPS	UBS AG	(1.000%	)	03/20/2017	0.922	500	1	(2)	0	(1)

BRC	UBS AG	(1.000%	)	03/20/2017	0.922	600	0	(1)	0	(1)

							$103	$(21)	$84	$(2)

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION (2)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2015 (3)	Notional Amount (4)	Premiums (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BOA	Brazil Government International Bond	1.000%	12/20/2019	4.540%	$ 1,200	$(33)	$(117)	$0	$(150)
	France Government International Bond	0.250%	03/20/2020	0.195	1,000	(7)	9	2	0
	Indonesia Government International Bond	1.000%	12/20/2019	1.866	1,400	(27)	(18)	0	(45)
	South Africa Government International Bond	1.000%	03/20/2019	2.853	300	(14)	(3)	0	(17)
	South Africa Government International Bond	1.000%	09/20/2019	2.988	1,200	(33)	(49)	0	(82)
	Volkswagen International Finance NV	1.000%	12/20/2016	1.169	EUR 300	(2)	2	0	0

BPS	Indonesia Government International Bond	1.000%	12/20/2019	1.866	$ 2,200	(42)	(29)	0	(71)
	Petrobras International Finance Co.	1.000%	09/20/2019	9.939	1,200	(62)	(253)	0	(315)
	South Africa Government International Bond	1.000%	03/20/2019	2.853	600	(28)	(5)	0	(33)

BRC	France Government International Bond	0.250%	03/20/2020	0.195	300	(2)	3	1	0
	Greece Government International Bond	1.000%	06/20/2016	21.949	200	(11)	(5)	0	(16)
	Indonesia Government International Bond	1.000%	09/20/2019	1.793	800	(10)	(12)	0	(22)
	Russia Government International Bond	1.000%	09/20/2016	1.591	800	(11)	8	0	(3)
	South Africa Government International Bond	1.000%	12/20/2019	3.042	3,700	(152)	(122)	0	(274)

CBK	France Government International Bond	0.250%	03/20/2020	0.195	400	(4)	5	1	0
	France Government International Bond	0.250%	06/20/2020	0.212	100	(1)	1	0	0
	South Africa Government International Bond	1.000%	03/20/2019	2.853	400	(18)	(4)	0	(22)

DUB	Indonesia Government International Bond	1.000%	12/20/2019	1.866	500	(10)	(6)	0	(16)

FBF	Export-Import Bank of China	1.000%	12/20/2016	0.410	100	(10)	11	1	0

GST	Brazil Government International Bond	1.000%	12/20/2019	4.540	1,100	(31)	(107)	0	(138)
	France Government International Bond	0.250%	03/20/2020	0.195	2,000	(18)	22	4	0

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2015	23

Schedule of Investments PIMCO Global Advantage® Strategy Bond Portfolio (Cont.)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2015 (3)	Notional Amount (4)	Premiums (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
	France Government International Bond	0.250%	06/20/2020	0.212%	$ 300	$(2)	$3	$1	$0
	Greece Government International Bond	1.000	06/20/2016	21.949	700	(70)	15	0	(55)
	Greece Government International Bond	1.000	12/20/2016	18.753	200	(15)	(15)	0	(30)
	Indonesia Government International Bond	1.000	12/20/2019	1.866	900	(17)	(12)	0	(29)

HUS	Brazil Government International Bond	1.000	09/20/2019	4.461	300	(3)	(32)	0	(35)
	France Government International Bond	0.250	03/20/2020	0.195	300	(2)	3	1	0
	Russia Government International Bond	1.000	09/20/2016	1.591	800	(9)	6	0	(3)

JPM	France Government International Bond	0.250	03/20/2020	0.195	800	(6)	8	2	0
	France Government International Bond	0.250	06/20/2020	0.212	200	(1)	1	0	0
	Indonesia Government International Bond	1.000	09/20/2019	1.793	400	(5)	(6)	0	(11)
	Russia Government International Bond	1.000	09/20/2016	1.591	700	(10)	7	0	(3)
	Saudi Arabia Government International Bond	1.000	12/20/2020	1.526	1,200	(28)	(1)	0	(29)
	Tesco PLC	1.000	12/20/2020	2.886	EUR 600	(48)	(8)	0	(56)

MYC	Brazil Government International Bond	1.000	03/20/2019	4.263	$ 2,000	(75)	(118)	0	(193)
	Export-Import Bank of China	1.000	09/20/2016	0.404	100	(3)	3	0	0
	France Government International Bond	0.250	03/20/2020	0.195	300	(2)	3	1	0

UAG	Export-Import Bank of China	1.000	06/20/2016	0.392	200	(4)	5	1	0

						$(826)	$(807)	$15	$(1,648)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION (1)

Counterparty	Index/Tranches	Fixed (Pay) Rate	Maturity Date	Notional Amount (4)		Premiums Paid	Unrealized Appreciation	Swap Agreements, at Value (5)
								Asset	Liability
BPS	iTraxx Europe Subordinated 23 5-Year Index	(1.000%)	12/20/2020	EUR	200	$4	$2	$6	$0

BRC	iTraxx Europe Subordinated 23 5-Year Index	(1.000)	12/20/2020		400	9	2	11	0

SOG	iTraxx Europe Subordinated 24 5-Year Index	(1.000)	12/20/2020		200	5	1	6	0

						$18	$5	$23	$0

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

CROSS-CURRENCY SWAPS

Counterparty	Receive	Pay	Maturity Date (6)	Notional Amount of Currency Received		Notional Amount of Currency Delivered	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Floating rate equal to 3-Month EUR-EURIBOR less 0.100% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	03/16/2021	EUR	8,900	$9,763	$(29)	$52	$23	$0
	Floating rate equal to 3-Month EUR-EURIBOR less 0.200% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	03/16/2026		700	759	2	10	12	0

24	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2015

Counterparty	Receive	Pay	Maturity Date (6)	Notional Amount of Currency Received	Notional Amount of Currency Delivered	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
	Floating rate equal to 3-Month EUR-EURIBOR less 0.200% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	06/15/2026	EUR 500	$ 532	$(3)	$21	$18	$0

BPS	Floating rate equal to 3-Month EUR-EURIBOR less 0.100% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	12/16/2020	3,100	3,360	4	42	46	0
	Floating rate equal to 3-Month EUR-EURIBOR less 0.100% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	03/16/2021	2,863	3,141	(2)	10	8	0

CBK	Floating rate equal to 3-Month EUR-EURIBOR less 0.100% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	03/16/2021	3,900	4,278	(13)	23	10	0
	Floating rate equal to 3-Month EUR-EURIBOR less 0.200% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	03/16/2026	4,320	4,683	53	18	71	0

DUB	Floating rate equal to 3-Month EUR-EURIBOR less 0.100% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	03/16/2021	4,400	4,827	(3)	14	11	0
	Floating rate equal to 3-Month EUR-EURIBOR less 0.200% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	06/15/2026	200	212	0	8	8	0

GLM	Floating rate equal to 3-Month EUR-EURIBOR less 0.200% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	03/16/2026	900	976	14	1	15	0

MYC	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency received	Floating rate equal to 3-Month JPY-LIBOR less 0.9075% based on the notional amount of currency delivered	03/16/2021	$ 819	JPY 100,000	(8)	(2)	0	(10)

						$15	$197	$222	$(10)

(6)	At the maturity date, the notional amount of the currency received will be exchanged back for the notional amount of the currency delivered.

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BRC	Pay	3-Month ZAR-JIBAR	7.500%	09/17/2019	ZAR	15,000	$(3)	$(35)	$0	$(38)

HUS	Receive	1-Year BRL-CDI	16.150	01/04/2021	BRL	14,300	22	3	25	0

JPM	Pay	1-Year BRL-CDI	11.320	01/04/2016		4,200	(1)	(6)	0	(7)

							$18	$(38)	$25	$(45)

VOLATILITY SWAPS

Counterparty	Pay/Receive Volatility	Reference Entity	Volatility Strike	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
DUB	Pay	EUR versus CHF 1-Year ATM Implied Volatility	8.350%	08/16/2016	$ 5	$0	$8	$8	$0
	Pay	EUR versus CHF 1-Year ATM Implied Volatility	8.450	08/16/2016	3	0	5	5	0

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2015	25

Schedule of Investments PIMCO Global Advantage® Strategy Bond Portfolio (Cont.)

Counterparty	Pay/Receive Volatility	Reference Entity	Volatility Strike	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
	Pay	EUR versus CHF 1-Year ATM Implied Volatility	8.650%	08/16/2016	$ 3	$0	$6	$6	$0
	Pay	EUR versus CHF 1-Year ATM Implied Volatility	8.700	08/16/2016	3	0	6	6	0
	Pay	EUR versus CHF 1-Year ATM Implied Volatility	8.800	08/16/2016	2	0	4	4	0
	Pay	EUR versus CHF 1-Year ATM Implied Volatility	9.000	08/16/2016	2	0	5	5	0
	Pay	EUR versus CHF 1-Year ATM Implied Volatility	8.400	12/06/2016	1	0	1	1	0
	Receive	USD versus CHF 1-Year ATM Implied Volatility	10.250	08/16/2016	3	0	0	0	0
	Receive	USD versus CHF 1-Year ATM Implied Volatility	10.450	08/16/2016	3	0	0	0	0
	Receive	USD versus CHF 1-Year ATM Implied Volatility	10.550	08/16/2016	5	0	(1)	0	(1)
	Receive	USD versus CHF 1-Year ATM Implied Volatility	10.900	08/16/2016	3	0	(3)	0	(3)
	Receive	USD versus CHF 1-Year ATM Implied Volatility	11.200	08/16/2016	4	0	(4)	0	(4)
	Receive	USD versus CHF 1-Year ATM Implied Volatility	10.800	12/06/2016	1	0	(1)	0	(1)

						$0	$26	$35	$(9)

Total Swap Agreements						$(672)	$(638)	$404	$(1,714)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of December 31, 2015:

(j)	Securities with an aggregate market value of $2,556 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2015.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (7)
AZD	$0	$0	$0	$0	$(23)	$(11)	$0	$(34)	$(34)	$0	$(34)
BOA	1,185	0	139	1,324	(743)	(1)	(294)	(1,038)	286	(170)	116
BPS	117	0	60	177	(30)	0	(420)	(450)	(273)	394	121
BRC	7	0	12	19	(14)	(87)	(354)	(455)	(436)	274	(162)
CBK	602	0	82	684	(81)	(11)	(22)	(114)	570	(578)	(8)
DUB	731	16	54	801	(625)	(13)	(25)	(663)	138	(600)	(462)
FBF	10	75	1	86	(17)	(57)	0	(74)	12	0	12
GLM	9	0	15	24	(140)	(4)	0	(144)	(120)	0	(120)
GST	0	61	5	66	0	(80)	(252)	(332)	(266)	295	29
HUS	6	0	26	32	(1,171)	(4)	(38)	(1,213)	(1,181)	1,593	412
JPM	1,073	0	2	1,075	(329)	(7)	(106)	(442)	633	(490)	143
MSB	1,548	0	0	1,548	(41)	(14)	0	(55)	1,493	(1,470)	23
MYC	0	0	1	1	0	0	(203)	(203)	(202)	0	(202)
NAB	0	0	0	0	(34)	0	0	(34)	(34)	0	(34)
SCX	15	72	0	87	(175)	0	0	(175)	(88)	0	(88)
SOG	12	0	6	18	(17)	(29)	0	(46)	(28)	0	(28)
UAG	151	0	1	152	(165)	0	0	(165)	(13)	0	(13)

Total Over the Counter	$5,466	$224	$404	$6,094	$(3,605)	$(318)	$(1,714)	$(5,637)

(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$6	$6
Futures	0	0	0	0	133	133
Swap Agreements	0	12	0	0	106	118

	$0	$12	$0	$0	$245	$257

26	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2015

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$5,466	$0	$5,466
Purchased Options	0	0	0	163	61	224
Swap Agreements	0	122	0	257	25	404

	$0	$122	$0	$5,886	$86	$6,094

	$0	$134	$0	$5,886	$331	$6,351

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$51	$51
Swap Agreements	0	4	0	0	249	253

	$0	$4	$0	$0	$300	$304

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,605	$0	$3,605
Written Options	0	6	0	145	167	318
Swap Agreements	0	1,650	0	19	45	1,714

	$0	$1,656	$0	$3,769	$212	$5,637

	$0	$1,660	$0	$3,769	$512	$5,941

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended December 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(2)	$(2)
Written Options	0	0	0	0	3	3
Futures	0	0	0	0	(176)	(176)
Swap Agreements	0	(52)	0	0	(634)	(686)

	$0	$(52)	$0	$0	$(809)	$(861)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,316	$0	$3,316
Purchased Options	0	(19)	0	81	(105)	(43)
Written Options	0	100	0	377	152	629
Swap Agreements	0	(168)	0	(2,743)	(95)	(3,006)

	$0	$(87)	$0	$1,031	$(48)	$896

	$0	$(139)	$0	$1,031	$(857)	$35

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$2	$2
Futures	0	0	0	0	143	143
Swap Agreements	0	43	0	0	(1,038)	(995)

	$0	$43	$0	$0	$(893)	$(850)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,869	$0	$1,869
Purchased Options	0	0	0	(69)	(57)	(126)
Written Options	0	(2)	0	109	200	307
Swap Agreements	0	(137)	0	678	31	572

	$0	$(139)	$0	$2,587	$174	$2,622

	$0	$(96)	$0	$2,587	$(719)	$1,772

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2015	27

Schedule of Investments PIMCO Global Advantage® Strategy Bond Portfolio (Cont.)

December 31, 2015

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2015 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2015
Investments in Securities, at Value
Australia
Corporate Bonds & Notes	$0	$96	$0	$96
Belgium
Corporate Bonds & Notes	0	1,967	0	1,967
Brazil
Corporate Bonds & Notes	0	1,408	0	1,408
Sovereign Issues	0	336	0	336
Canada
Non-Agency Mortgage-Backed Securities	0	822	0	822
Sovereign Issues	0	9,647	0	9,647
Cayman Islands
Asset-Backed Securities	0	592	0	592
Corporate Bonds & Notes	0	621	0	621
Czech Republic
Sovereign Issues	0	1,072	0	1,072
Denmark
Corporate Bonds & Notes	0	13,211	0	13,211
France
Corporate Bonds & Notes	0	3,679	0	3,679
Sovereign Issues	0	5,900	0	5,900
Germany
Corporate Bonds & Notes	0	1,228	0	1,228
Sovereign Issues	0	6,983	0	6,983
Greece
Corporate Bonds & Notes	0	905	0	905
Sovereign Issues	0	240	0	240
Hong Kong
Corporate Bonds & Notes	0	1,413	0	1,413
Indonesia
Sovereign Issues	0	3,267	0	3,267
Ireland
Asset-Backed Securities	0	374	0	374
Corporate Bonds & Notes	0	3,339	0	3,339
Non-Agency Mortgage-Backed Securities	0	407	0	407
Italy
Asset-Backed Securities	0	142	0	142
Corporate Bonds & Notes	0	688	0	688
Non-Agency Mortgage-Backed Securities	0	2,281	0	2,281
Sovereign Issues	0	2,611	0	2,611
Japan
Corporate Bonds & Notes	0	199	0	199
Luxembourg
Corporate Bonds & Notes	0	1,334	0	1,334
Malaysia
Sovereign Issues	0	464	0	464
Mexico
Corporate Bonds & Notes	0	992	0	992
Sovereign Issues	0	777	0	777
Netherlands
Asset-Backed Securities	0	903	0	903
Corporate Bonds & Notes	1,576	7,187	0	8,763
Norway
Corporate Bonds & Notes	0	199	0	199
Sovereign Issues	0	142	0	142
Poland
Sovereign Issues	0	813	0	813
Portugal
Corporate Bonds & Notes	0	530	0	530

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2015
Slovenia
Sovereign Issues	$0	$5,877	$0	$5,877
South Africa
Sovereign Issues	0	475	0	475
South Korea
Sovereign Issues	0	1,474	0	1,474
Spain
Asset-Backed Securities	0	387	0	387
Corporate Bonds & Notes	0	844	0	844
Sovereign Issues	0	11,318	0	11,318
Sweden
Corporate Bonds & Notes	0	791	0	791
Switzerland
Corporate Bonds & Notes	0	4,511	0	4,511
United Kingdom
Bank Loan Obligations	0	660	0	660
Corporate Bonds & Notes	0	13,744	0	13,744
Non-Agency Mortgage-Backed Securities	0	6,809	0	6,809
Sovereign Issues	0	3,014	0	3,014
United States
Asset-Backed Securities	0	17,081	0	17,081
Corporate Bonds & Notes	0	11,666	0	11,666
Non-Agency Mortgage-Backed Securities	0	7,387	0	7,387
U.S. Government Agencies	0	14,645	0	14,645
U.S. Treasury Obligations	0	25,416	0	25,416
Short-Term Instruments
Certificates of Deposit	0	1,401	0	1,401
Repurchase Agreements	0	411	0	411
U.S. Treasury Bills	0	394	0	394
	$1,576	$205,074	$0	$206,650

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	18,988	0	0	18,988

Total Investments	$20,564	$205,074	$0	$225,638

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(4,744)	$0	$(4,744)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	133	124	0	257
Over the counter	0	6,094	0	6,094
	$133	$6,218	$0	$6,351

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(51)	(253)	0	(304)
Over the counter	0	(5,637)	0	(5,637)
	$(51)	$(5,890)	$0	$(5,941)

Totals	$20,646	$200,658	$0	$221,304

There were no significant transfers between Levels 1, 2, or 3 during the period ended December 31, 2015.

28	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Notes to Financial Statements

December 31, 2015

1. ORGANIZATION

The PIMCO Global Advantage® Strategy Bond Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers one class of shares: Administrative. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies are recorded as dividend income. Long-term capital gain distributions received from registered investment companies are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract (see Financial Derivative Instruments, if any). Realized foreign exchange gains or losses arising from sales of spot foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains and losses arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S.

ANNUAL REPORT	DECEMBER 31, 2015	29

Notes to Financial Statements (Cont.)

GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of transactions that may cause character differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed (overdistributed) net realized gains (losses) and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(d) New Accounting Pronouncements  In June 2014, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2014-11, that expanded secured borrowing accounting for certain repurchase agreements. The ASU also sets forth additional disclosure requirements for certain transactions accounted for as sales in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. The ASU became effective prospectively for annual periods beginning after December 15, 2014, and interim periods beginning after March 15, 2015. The Portfolio has adopted the ASU. The financial statements have been modified to provide enhanced disclosures surrounding secured borrowing transactions, if any. See the Notes to Schedule of Investments for additional details.

In August 2014, the FASB issued ASU 2014-15 requiring management to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the entity’s ability to continue as a going concern. The ASU is effective prospectively for annual periods ending after December 15, 2016, and interim periods thereafter. At this time, management is evaluating the implications of these changes on the financial statements.

In May 2015, the FASB issued ASU 2015-07 which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value (“NAV”) per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the NAV per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of the Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets attributable to the Portfolio or class, less any liabilities, by the total number of shares outstanding of the Portfolio or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Portfolio reserves the right to change the time its NAV is calculated if the Portfolio closes earlier, or as permitted by the SEC.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income

30	PIMCO VARIABLE INSURANCE TRUST

December 31, 2015

securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services or other pricing sources. With respect to any portion of the Portfolio’s assets that are invested in one or more open-end management investment companies (other than exchange-traded funds (“ETFs”)), a Portfolio’s NAV will be calculated based upon the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. Foreign (non-U.S.) exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the

NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board (“Valuation Oversight Committee”), generally based on recommendations provided by the Adviser. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When a Portfolio uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Portfolio could obtain

ANNUAL REPORT	DECEMBER 31, 2015	31

Notes to Financial Statements (Cont.)

for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1 — Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers in and out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

32	PIMCO VARIABLE INSURANCE TRUST

December 31, 2015

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemption where the inputs to the NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Prior to July 31, 2015, short-term investments having a maturity of 60 days or less and repurchase agreements were generally valued at amortized cost which approximates fair value. Short-term debt instruments having a remaining maturity of 60 days or less are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. Other than swap agreements, which are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services or other pricing sources, these contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange (if available). For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

The validity of the fair value is reviewed by the Adviser on a periodic basis and may be amended in accordance with the Trust’s valuation procedures.

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Notes to Financial Statements (Cont.)

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in these affiliated Funds for the period ended December 31, 2015 (amounts in thousands†):

Investments in PIMCO Short-Term Floating NAV Portfolio*
Fund Name	Market Value 12/31/2014	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2015	Dividend Income (1)	Realized Net Capital Gain Distributions (1)
PIMCO Global Advantage® Strategy Bond Portfolio	$18	$0	$(18)	$0	$0	$0	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	Effective July 1, 2015, the Portfolio was liquidated.
(1)	A portion of this may be recharacterized to return of capital and reflected as such on tax forms mailed to shareholders on or about January 31st following each calendar year.

Investments in PIMCO Short-Term Floating NAV Portfolio III
Fund Name	Market Value 12/31/2014	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2015	Dividend Income (1)	Realized Net Capital Gain Distributions (1)
PIMCO Global Advantage® Strategy Bond Portfolio	$22,410	$116,837	$(120,200)	$(111)	$52	$18,988	$137	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	A portion of this may be recharacterized to return of capital and reflected as such on tax forms mailed to shareholders on or about January 31st following each calendar year.

(b) Investments in Securities

Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

Loan Participations, Assignments and Originations  The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by a Portfolio. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments from lenders it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Portfolio may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Portfolio may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio

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to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Portfolio may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. As of December 31, 2015, the Portfolio had no unfunded loan commitments outstanding.

Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Portfolio’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the Portfolio may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero

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Notes to Financial Statements (Cont.)

coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

The Portfolio may engage in strategies where it seeks to extend the expiration or maturity of a position, such as a To Be Announced (“TBA”) security on an underlying asset, by closing out the position before expiration and opening a new position with respect to the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statement of Assets and Liabilities as an asset or liability, respectively.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location of these instruments is described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for the receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  The Portfolio may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets

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determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  The Portfolio may enter into short sales transactions. A short sale is a transaction in which the Portfolio sells securities it may not own in anticipation of a decline in the fair value of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio is obligated to deliver securities at the trade price at the time the short position is covered. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  The Portfolio may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“Futures Variation Margin”). Gains or losses are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  The Portfolio may write or purchase options to enhance returns or to hedge an existing position or future investment. The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio, as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium

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Notes to Financial Statements (Cont.)

which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed.

Options on Exchange-Traded Futures Contracts  The Portfolio may write or purchase options on exchange-traded futures contracts (“Futures Option”) to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Credit Default Swaptions  The Portfolio may write or purchase credit default swaptions to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection to a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Interest Rate Swaptions  The Portfolio may write or purchase interest rate swaptions which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Foreign Currency Options  The Portfolio may write or purchase foreign currency options. Purchasing foreign currency options gives the Portfolio the right, but not the obligation to buy or sell the currency with specified amounts of currency and a rate of exchange that may be exercised by a certain date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are included within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

For purposes of applying the Portfolio’s investment policies and restrictions, swap agreements are generally valued by the Portfolio at market value. In the case of a credit default swap (see below), however, in applying certain of the Portfolio’s investment policies and restrictions, the Portfolio will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions. For example, the Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines (if any) because such value reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is selling or buying protection through the credit default swap. The manner

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in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements  A Portfolio may use credit default swaps on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular

ANNUAL REPORT	DECEMBER 31, 2015	39

Notes to Financial Statements (Cont.)

referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Cross-Currency Swap Agreements  The Portfolio may enter into cross-currency swap agreements to gain or mitigate exposure to currency risk. Cross-currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates. The exchange of currencies at the inception date of the contract takes place at the current spot rate. The re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties based on interest rates available in the two currencies at the inception of the contract. The terms of cross-currency swap contracts may extend for many years. Cross-currency swaps are usually negotiated with commercial and investment banks. Some cross-currency swaps may not provide for exchanging principal cash flows, but only for exchanging interest cash flows.

Interest Rate Swap Agreements  The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Volatility Swap Agreements  The Portfolio also may enter into forward volatility agreements, also known as volatility swaps. In a volatility swap, the counterparties agree to make payments in connection with changes in the volatility (i.e., the magnitude of change over a specified period of time) of an underlying referenced instrument, such as a currency, rate, index, security or other financial instrument. Volatility swaps permit the parties to attempt to hedge volatility risk and/or take positions on the projected future volatility of an underlying referenced instrument. For example, the Portfolio may enter into a volatility swap in order to take the position that the referenced instrument’s volatility will increase over a particular period of time. If the referenced instrument’s volatility does increase over the specified time, the Portfolio will receive payment from its counterparty based upon the amount by which the referenced instrument’s realized volatility level exceeds a volatility level agreed upon by the parties. If the referenced instrument’s volatility does not increase over the specified time, the Portfolio will make a payment to the counterparty based upon the amount by which the referenced instrument’s realized volatility level falls below the volatility level agreed upon by the parties. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price volatility of the referenced instrument and the strike multiplied by the notional amount. As a receiver of the realized price volatility, the Portfolio would receive the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would owe the payoff amount when the volatility is less than the strike. As a payer of the realized price volatility, the Portfolio would owe the payoff amount

40	PIMCO VARIABLE INSURANCE TRUST

December 31, 2015

when the realized price volatility of the referenced instrument is greater than the strike and would receive the payoff amount when the volatility is less than the strike. Payments on a volatility swap will be greater if they are based upon the mathematical square of volatility (i.e., the measured volatility multiplied by itself, which is referred to as “variance”). This type of volatility swap is frequently referred to as a variance swap.

7. PRINCIPAL RISKS

In the normal course of business, the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in financial derivative instruments and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Portfolio may lose money if these changes are not anticipated by the Portfolio’s management. The Portfolio may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Duration is a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. Convexity is an additional measure of interest rate sensitivity that measures the rate of change of duration in response to changes in interest rates. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). At present, the U.S. is experiencing historically low interest rates. The Portfolio may be subject to heightened interest rate risk because the Fed has ended its quantitative easing program and has begun, and may continue, to raise interest rates. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause the Portfolio to lose value. If the Portfolio lost enough value, the Portfolio could face increased redemptions by shareholders, which could further impair its performance.

To the extent that the Portfolio may invest in securities and instruments that are economically tied to Russia, the Portfolio is subject to various risks such as, but not limited to political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, and unpredictable taxation. Investments in Russia are particularly subject to the risk that further economic sanctions may be imposed by the United States and/or other countries. Such sanctions — which may impact companies in many sectors, including energy, financial services and defense, among others — may negatively impact the Portfolio’s performance and/or ability to achieve its investment objective. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, difficulties in obtaining accurate prices, a smaller market capitalization and a smaller number of traded securities. Settlement, clearing and registration of securities transactions are subject to risks, which may result in significant delays or problems in registering the transfer of securities, including issues with foreign nominee accounts held with custodian banks. It is possible that the ownership rights of the Portfolio could be lost through fraud or negligence. In addition, it may be difficult for the Portfolio to enforce any rights it may have in the event of loss of share registration. Adverse currency exchange rates are a risk and there may be a lack of available currency hedging instruments. Investments in Russia may be subject to the risk of nationalization or expropriation of assets. Oil, natural gas, metals, and timber account for a significant portion of Russia’s exports, leaving the country vulnerable to swings in world prices.

If the Portfolio invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivative instruments that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a

ANNUAL REPORT	DECEMBER 31, 2015	41

Notes to Financial Statements (Cont.)

result, the Portfolio’s investments in foreign currency-denominated securities may reduce the Portfolio’s returns.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges, where applicable. For financial derivative instruments traded on exchanges or clearinghouses, the primary credit risk is the creditworthiness of the Portfolio’s clearing broker or the exchange or clearinghouse itself. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivative instruments contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities and financial derivative instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. PIMCO, as the Adviser, minimizes counterparty risks to the Portfolio through a number of ways. Prior to entering into transactions with a new counterparty, the PIMCO Counterparty Risk Committee conducts an extensive credit review of such counterparty and must approve the use of such counterparty. Furthermore, pursuant to the terms of the underlying contract, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold, such counterparty shall advance collateral to the Portfolio in the form of cash or securities equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”)

42	PIMCO VARIABLE INSURANCE TRUST

December 31, 2015

govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared over the counter (“OTC”) derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk is significantly reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of an FCM default scenario further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for the Administrative Class is charged at an annual rate of 0.40%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.35%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

(d) Portfolio Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class

Plan adopted pursuant to Rule 18f-3 under the Act and subject to

ANNUAL REPORT	DECEMBER 31, 2015	43

Notes to Financial Statements (Cont.)

review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $35,000, plus $3,600 for each Board meeting attended in person, $750 for each committee meeting attended and $750 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $5,000, the valuation oversight committee lead receives an additional annual retainer of $3,250 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads) and the governance committee chair receives an additional annual retainer of $1,500.

These expenses are allocated on a pro rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio, which does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8 and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The transaction costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2015, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$396,600	$381,140	$157,084	$139,707

12. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2015		Year Ended 12/31/2014
	Shares	Amount	Shares	Amount

Receipts for shares sold
Administrative Class	2,406	$22,162	3,022	$29,930
Issued as reinvestment of distributions
Administrative Class	486	4,398	452	4,483
Cost of shares redeemed
Administrative Class	(1,699)	(15,259)	(4,517)	(44,961)
Net increase (decrease) resulting from Portfolio share transactions	1,193	$11,301	(1,043)	$(10,548)

As of December 31, 2015, three shareholders each owned 10% or more of the Portfolio’s total outstanding shares comprising 85% of the Portfolio. One shareholder is a related party and comprises 40% of the Portfolio. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

44	PIMCO VARIABLE INSURANCE TRUST

December 31, 2015

13. REGULATORY AND LITIGATION MATTERS

The Portfolio is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

PIMCO has received a Wells Notice from the staff of the U.S. Securities and Exchange Commission (“SEC”) that relates to the PIMCO Total Return Active Exchange-Traded Fund (“BOND”), a series of PIMCO ETF Trust. The notice indicates the staff’s preliminary determination to recommend that the SEC commence a civil action against PIMCO stemming from a non-public investigation relating to BOND. A Wells Notice is neither a formal allegation of wrongdoing nor a finding that any law was violated.

This matter principally pertains to the valuation of smaller sized positions in non-agency mortgage-backed securities purchased by BOND between its inception on February 29, 2012 and June 30, 2012, BOND’s performance disclosures for that period, and PIMCO’s compliance policies and procedures related to these matters.

The Wells process provides PIMCO with the opportunity to demonstrate to the SEC staff why it believes its conduct was appropriate, in keeping with industry standards, and that no action should be taken. PIMCO believes that this matter is unlikely to have a material adverse effect on any Portfolio or on PIMCO’s ability to provide investment management services to any Portfolio.

The foregoing speaks only as of the date of this report.

14. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and

distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2015, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2012-2014, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of December 31, 2015, the components of distributable taxable earnings are as follows (amounts in thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Qualified Late-Year Loss Deferral— Capital (4)	Qualified Late-Year Loss Deferral— Ordinary (5)
PIMCO Global Advantage® Strategy Bond	$—	$—	$(14,844)	$(122)	$(1,039)	$—	$—

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, treasury inflation-protected securities and sale/buyback transactions.

(2)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals at fiscal year-end and organizational costs.

(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2015 through December 31, 2015 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
(5)	Specified losses realized during the period November 1, 2015 through December 31, 2015, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Act of 2010, a Portfolio is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of December 31, 2015, the Portfolio had the following post-effective capital losses with no expiration (amounts in thousands):

	Short-Term	Long-Term
PIMCO Global Advantage® Strategy Bond	$668	$371

ANNUAL REPORT	DECEMBER 31, 2015	45

Notes to Financial Statements (Cont.)

December 31, 2015

As of December 31, 2015, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (6)
PIMCO Global Advantage® Strategy Bond	$238,487	$1,720	$(14,569)	$(12,849)

(6)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, treasury inflation-protected securities and sale/buyback transactions.

For the years ended December 31, 2015 and December 31, 2014, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

	Fiscal Year Ended	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)
PIMCO Global Advantage® Strategy Bond	12/31/2015	$—	$—	$4,398
	12/31/2014	$2,889	$1,594	$—

(7)	Includes short-term capital gains, if any, distributed.
(8)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

46	PIMCO VARIABLE INSURANCE TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and Shareholders of PIMCO Global Advantage® Strategy Bond Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of PIMCO Global Advantage® Strategy Bond Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 18, 2016

ANNUAL REPORT	DECEMBER 31, 2015	47

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
AZD	Australia and New Zealand Banking Group	FBF	Credit Suisse International	NAB	National Australia Bank Ltd.
BOA	Bank of America N.A.	GLM	Goldman Sachs Bank USA	RYL	Royal Bank of Scotland Group PLC
BPS	BNP Paribas S.A.	GST	Goldman Sachs International	SCX	Standard Chartered Bank
BSN	Bank of Nova Scotia	HUS	HSBC Bank USA N.A.	SOG	Societe Generale
BRC	Barclays Bank PLC	JPM	JPMorgan Chase Bank N.A.	SSB	State Street Bank and Trust Co.
CBK	Citibank N.A.	MSB	Morgan Stanley Bank, N.A	UAG	UBS AG Stamford
DUB	Deutsche Bank AG	MYC	Morgan Stanley Capital Services, Inc.	UBS	UBS Securities LLC

Currency Abbreviations:
AUD	Australian Dollar	HKD	Hong Kong Dollar	PHP	Philippine Peso
BRL	Brazilian Real	IDR	Indonesian Rupiah	PLN	Polish Zloty
CAD	Canadian Dollar	ILS	Israeli Shekel	RON	Romanian New Leu
CHF	Swiss Franc	INR	Indian Rupee	RUB	Russian Ruble
CLP	Chilean Peso	JPY	Japanese Yen	SEK	Swedish Krona
CNH	Chinese Renminbi (Offshore)	KRW	South Korean Won	SGD	Singapore Dollar
CNY	Chinese Renminbi (Mainland)	MXN	Mexican Peso	THB	Thai Baht
COP	Colombian Peso	MYR	Malaysian Ringgit	TRY	Turkish New Lira
CZK	Czech Koruna	NOK	Norwegian Krone	TWD	Taiwanese Dollar
DKK	Danish Krone	NZD	New Zealand Dollar	USD (or $)	United States Dollar
EUR	Euro	PEN	Peruvian New Sol	ZAR	South African Rand
GBP	British Pound

Exchange Abbreviations:
CBOT	Chicago Board of Trade	OTC	Over the Counter

Index/Spread Abbreviations:
CDX.HY	Credit Derivatives Index - High Yield	CDX.IG	Credit Derivatives Index - Investment Grade

Other Abbreviations:
ABS	Asset-Backed Security	CDI	Brazil Interbank Deposit Rate	JIBAR	Johannesburg Interbank Agreed Rate
ALT	Alternate Loan Trust	CDO	Collateralized Debt Obligation	LIBOR	London Interbank Offered Rate
BBR	Bank Bill Rate	CLO	Collateralized Loan Obligation	TIIE	Tasa de Interés Interbancaria de Equilibrio
BBSW	Bank Bill Swap Reference Rate	EURIBOR	Euro Interbank Offered Rate

48	PIMCO VARIABLE INSURANCE TRUST

Management of the Trust

(Unaudited)

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Portfolio’s website at pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees*

Brent R. Harris (1959) Chairman of the Board and Trustee	08/1997 to present	Managing Director, PIMCO. Formerly, member of Executive Committee, PIMCO.	168	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute.

Douglas M. Hodge (1957) Trustee	02/2010 to present	Managing Director, Chief Executive Officer, PIMCO (since 2/14); Chief Operating Officer, PIMCO (7/09 – 2/14); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	146	Trustee, PIMCO Funds; Trustee, PIMCO ETF Trust.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company; Formerly, Executive Advisor, Toyota Financial Services; CEO, Toyota Financial Services.	146	Trustee, PIMCO Funds; Trustee, PIMCO ETF Trust.

E. Philip Cannon (1940) Trustee	05/2000 to present	Private Investor. Formerly, President, Houston Zoo.	168	Trustee, PIMCO Funds; Trustee, PIMCO ETF; Trustee, PIMCO Equity Series; and Trustee, PIMCO Equity Series VIT. Formerly, Trustee, Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments).	168	Trustee, PIMCO Funds; Trustee, PIMCO ETF Trust; Trustee, PIMCO Equity Series; and Trustee, PIMCO Equity Series VIT. Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group).	146	Trustee, PIMCO Funds; Trustee, PIMCO ETF Trust.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	168	Trustee, PIMCO Funds; Trustee, PIMCO ETF; Trustee, PIMCO Equity Series; and Trustee, PIMCO Equity Series VIT.

Ronald C. Parker (1951) Trustee	07/2009 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products).	168	Trustee, PIMCO Funds; Trustee, PIMCO ETF Trust; Trustee, PIMCO Equity Series; and Trustee, PIMCO Equity Series VIT.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.

** Trustees serve until their successors are duly elected and qualified.

ANNUAL REPORT	DECEMBER 31, 2015	49

Management of the Trust (Cont.)

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*

Peter G. Strelow (1970) President	01/2015 to present Senior Vice President 11/2013 to 01/2015 Vice President 05/2008 to 11/2013	Managing Director, PIMCO. President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

David C. Flattum (1964) Chief Legal Officer	11/2006 to present	Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to present	Managing Director and Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Brent R. Harris (1959) Senior Vice President	01/2015 to present President 03/2009 to 01/2015	Managing Director and current member of Executive Committee, PIMCO. Senior Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to present	Managing Director, Chief Executive Officer, PIMCO (since 2/14); Chief Operating Officer, PIMCO (7/09 – 2/14); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management. Senior Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Kevin M. Broadwater (1964) Vice President - Senior Counsel	05/2012 to present	Executive Vice President and Deputy General Counsel, PIMCO. Vice President – Senior Counsel, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Joshua D. Ratner (1976)** Vice President - Senior Counsel, Secretary	11/2013 to present Assistant Secretary 10/2007 to 01/2011	Executive Vice President and Senior Counsel, PIMCO. Chief Legal Officer, PIMCO Investments LLC. Vice President – Senior Counsel, Secretary, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Secretary and Chief Legal Officer, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Stacie D. Anctil (1969) Vice President	05/2015 to present Assistant Treasurer 11/2003 to 05/2015	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

William G. Galipeau (1974) Vice President	11/2013 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Treasurer, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds. Formerly, Vice President, Fidelity Investments.

Eric D. Johnson (1970)** Vice President	05/2011 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

Henrik P. Larsen (1970) Vice President	02/1999 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Greggory S. Wolf (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Trent W. Walker (1974) Treasurer	11/2013 to present Assistant Treasurer 05/2007 to 11/2013	Executive Vice President, PIMCO. Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Assistant Treasurer, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

Jason J. Nagler (1982)** Assistant Treasurer	05/2015 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds. Formerly, Head of Mutual Fund Reporting, GMO and Assistant Treasurer, GMO Trust and GMO Series Trust Funds.

* The term “PIMCO Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit Income Fund, PIMCO Dynamic Income Fund, PIMCO Global StocksPLUS & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.

** The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

50	PIMCO VARIABLE INSURANCE TRUST

Privacy Policy1

(Unaudited)

The Trust2 considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ non-public personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on applicable websites.

Respecting Your Privacy

As a matter of policy, the Trust does not disclose any non-public personal information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust or its affiliates may also retain non-affiliated companies to market the Trust’s shares or products which use the Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Trust reserves the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any fund advised by PIMCO in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Trust may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

Information Collected from Websites

Websites maintained by the Trust or its service providers may use a variety of technologies to collect information that help the Trust and its service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. In addition, the Trust or its Service Affiliates may use third parties to place advertisements for the Trust on other websites, including banner advertisements. Such third parties may collect anonymous information through the use of cookies or action tags (such as web beacons). The information these third parties collect is generally limited to technical and web navigation information, such as your IP address, web pages visited and browser type, and does not include personally identifiable information such as name, address, phone number or email address.

You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly.

Changes to the Privacy Policy

From time to time, the Trust may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Effective as of September 5, 2014.

2 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined policy may be written in the first person (i.e., by using “we” instead of “the Trust”).

ANNUAL REPORT	DECEMBER 31, 2015	51

Approval of Investment Advisory Contract and Other Agreements

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement and Amended and Restated Asset Allocation Sub-Advisory Agreement

At a meeting held on August 10-11, 2015, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved the Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) between the Trust, on behalf of each of the Trust’s series (the “Portfolios”), and Pacific Investment Management Company LLC (“PIMCO”) for an additional one-year term through August 31, 2016. The Board also considered and unanimously approved for an additional one-year term through August 31, 2016, the Supervision and Administration Agreement (together with the Investment Advisory Contract, the “Agreements”) between the Trust, on behalf of the Portfolios, and PIMCO. In addition, the Board considered and unanimously approved the renewal of the Amended and Restated Asset Allocation Sub-Advisory Agreement (the “Asset Allocation Agreement”) between PIMCO, on behalf of PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, and Research Affiliates, LLC (“Research Affiliates”) for an additional one-year term through August 31, 2016.

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of the past year, the Trustees received a wide variety of materials relating to the services provided by PIMCO and Research Affiliates to the Trust. At each of its quarterly meetings, the Board reviewed the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including shareholder services, valuation and custody, the Portfolios’ compliance program and other information relating to the nature, extent and quality of services provided by PIMCO and Research Affiliates to the Trust. In considering whether to approve the renewal of the Agreements and the Asset Allocation Agreement, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial information for PIMCO and, where relevant, Research Affiliates, information regarding the profitability to PIMCO of its relationship with the Portfolios, information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Portfolios, and information about the fees charged and services provided to other clients with similar investment mandates as the Portfolios (where applicable). In addition, the Board reviewed materials provided by counsel to the Trust and the Independent Trustees, which included, among other things, memoranda outlining legal duties of the Board in considering the continuation of the Agreements and the Asset Allocation Agreement.

(b) Review Process:  In connection with the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed written materials prepared by PIMCO and, where applicable, Research Affiliates in response to requests from counsel to the Trust and the Independent Trustees. The Board requested and received assistance and advice regarding applicable legal standards from counsel to the Trust and the Independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board heard oral presentations on matters related to the Agreements and the Asset Allocation Agreement and met both as a full Board and in a separate session of the Independent Trustees, without management present, at the August 10-11, 2015 meeting. The Independent Trustees also conducted a telephonic meeting with counsel to the Trust and the Independent Trustees on July 30, 2015 and executive sessions on August 10, 2015 to discuss the materials presented. In addition, the Independent Trustees requested and received from PIMCO additional information including, but not limited to, information related to profitability and comparative performance information.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and the Asset Allocation Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in assets under management. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes

52	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to reasonably assure compliance with applicable laws and regulations and its commitment to these programs, its oversight of matters that may involve conflicts of interest between the Portfolios’ investments and those of other accounts managed by PIMCO, and its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has enhanced PIMCO’s service to the Funds and has allowed PIMCO to introduce innovative new funds over time. In addition, the Board considered the nature and quality of services provided by PIMCO to the wholly-owned subsidiaries of applicable Portfolios.

The Trustees considered information they had received about the steps that PIMCO has taken in recent years with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the counterparty risk committee, which oversees counterparty risk on a firm-wide basis, continually evaluating requests to add or remove approved counterparties as market needs and conditions warrant. The Trustees also considered that, over the last several years, PIMCO has continued to strengthen the process it uses to assess the financial stability of counterparties with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that, consistent with its fiduciary duty, PIMCO executes transactions through a competitive best execution process and uses only those counterparties that meet its stringent and monitored criteria. The Trustees considered that PIMCO’s collateral management team utilizes a counterparty risk system to analyze portfolio level exposure and collateral being exchanged with counterparties.

In addition, the Trustees considered new services and service enhancements that PIMCO has implemented since the Board renewed the Agreements in 2014, including, but not limited to: conducting a targeted review of quality and efficiency in the valuation process; expanding the analytical review of shareholder reports by State Street Bank and Trust Company, the Portfolios’ custodian; developing a process for monthly forecasts of taxable and book income to enhance portfolio management of investment income; continuing the expansion of a proprietary performance reconciliation tool, which includes next-day comparison of daily internal performance to custodian bank performance to identify potential errors and guardrail net asset value calculations; developing and implementing the Global Process Monitor application, which includes real-time tracking and escalation protocols for critical activities; and implementing monthly cash flow reporting processes to support client and media demands for information about investor flows and assets under management data. The Trustees also considered the recent outflows from the Portfolios. The Trustees further considered whether the decline in the Portfolios’ assets and the reduction in PIMCO’s total assets under management materially impacted the service quality or resources available to the Portfolios. The Trustees concluded that there has been no adverse impact to service quality or resources available to the Portfolios.

Similarly, the Board considered the asset allocation services provided by Research Affiliates to the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio. The Board noted that the PIMCO All Asset All Authority Portfolio recently commenced operations. The Board also considered the depth and quality of Research Affiliates’ investment management and research capabilities, the experience and capabilities of its portfolio management personnel and, in particular, the experience and capabilities of Robert Arnott, Research Affiliates’ principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by Research Affiliates under the Asset Allocation Agreement are likely to benefit the Portfolios and their respective shareholders (as applicable).

(b) Other Services:  The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust pursuant to the Administration Agreement.

The Board considered the terms of the Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services provided pursuant to that agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of these services and its supervision of the Trust’s third party service providers to assure

ANNUAL REPORT	DECEMBER 31, 2015	53

Approval of Investment Advisory Contract and Other Agreements (Cont.)

that these service providers continue to provide a high level of service relative to alternatives available in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited, and will likely continue to benefit, the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board received and examined information from PIMCO concerning the Portfolios’ performance, as available, over short- and long-term periods ended May 31, 2015 and other performance data, as available, over short- and long-term periods ended June 30, 2015 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ performance, as available, over short- and long-term periods ended May 31, 2015 (the “Lipper Report”).

The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 10-11, 2015 meeting. The Trustees noted that a majority of the Portfolios outperformed their respective Lipper medians over the three-year and longer periods ended May 31, 2015.

The Board also noted that, as of May 31, 2015, the Administrative Class of 44%, 79% and 92% of the Portfolios outperformed its Lipper category median on a net-of-fees basis over the three-year, five-year and ten-year periods, respectively. The Trustees considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of investments and that differences in performance among classes could principally be attributed to differences in the supervisory and administrative fees and distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups and that the Lipper categories do not: separate funds based upon maturity or duration; account for the applicable Portfolios’ hedging strategies; distinguish between enhanced index and actively managed equity strategies; include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” Lipper category to which they do not properly belong); or account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may not be particularly relevant to the consideration of Portfolio performance.

The Board noted that 63% or more of the assets of the Trust had outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods ending May 31, 2015 (based on the performance of the Administrative Class). The Board also noted that 8 of 14 Portfolios, representing 69% of the total assets of the Trust, had outperformed their respective benchmark indexes on a net-of-fees basis over the five-year period ending May 31, 2015. The Board also noted that, while the Lipper universe comparisons provide a valuable performance comparison reference, there are certain Portfolios that do not fit neatly into their respective Lipper classifications. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward. The Board also considered that the Trust’s assets were over $20 billion as of December 31, 2014.

The Board considered PIMCO’s discussion of the intensive nature of managing bond funds, noting that it requires the management of a number of factors, including: varying maturities; prepayments; collateral management; counterparty management; pay-downs; credit events; workouts; derivatives; net new issuance in the bond market; and decreased market maker inventory levels. The Board noted that in addition to managing these factors, PIMCO must also balance risk controls and strategic positions in each portfolio it manages, including the Portfolios. Despite these challenges, the Board noted that PIMCO has generated “alpha” (i.e., non-market correlated excess performance) for its clients over time, including the Trust.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price funds to scale at the outset with reference to the total expense ratios of the respective Lipper median (if available), while providing a premium for innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also considered that PIMCO reviews the Portfolios’ fee levels

54	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

and carefully considers reductions where appropriate. Further, the Board noted that PIMCO believes that the growth in the Trust’s assets under management over the long-term and long-term positive net flows are important indicators of proper and effective pricing.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. The Board also reviewed information relating to the sub-advisory fees paid to Research Affiliates with respect to applicable Portfolios, taking into account that PIMCO compensates Research Affiliates from the advisory fees paid by such Portfolios to PIMCO. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in a “Peer Group” of comparable funds, as well as the universe of other similar funds. The Board noted that a number of Portfolios have total expense ratios that fall below the average and median expense ratios in their Peer Group and Lipper universe. In addition, the Board noted the fee waivers in place with respect to the fees that might result from investments by applicable Portfolios in their respective wholly-owned subsidiaries.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts and as sub-adviser to other investment companies with a similar investment strategy, including differences in advisory services provided. The Board noted that advisory fees for most Portfolios were similar to the fee rates charged to separate account strategies with the same investment strategies as the Portfolios. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including differences in the advisory and other services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees.

Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third-party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Portfolios. The Trustees also took into account that there are various reasons for any such difference in fees, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial risk and regulatory requirements, differing legal liabilities on a contract-by-contract basis and different servicing requirements when it does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations as compared to when PIMCO serves as investment adviser and sponsor.

The Board considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board also considered that as the Portfolios’ business has become increasingly complex, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. In addition, the Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee and, in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board further considered that many other funds pay for these services separately, and thus it is difficult to directly compare the Trust’s unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board also considered that the unified supervisory and administrative fee leads to Portfolio fees that are fixed, rather than variable. The Board noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease. The Board also considered that the Portfolios’ unified fee structure meant that fees were not impacted by recent outflows in certain Portfolios, unlike funds without a unified fee structure, which may see increased expense ratios when fixed costs are passed through to a smaller asset base. The Board further noted that, with few exceptions, PIMCO has generally maintained Portfolio fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall Portfolio fees, which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed with PIMCO those Portfolios and/or classes of Portfolios that had above median total expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few peers (if any), and cannot easily be grouped with comparable funds. Upon comparing the Portfolios’ total expenses to other funds in the “Peer Groups” provided by Lipper, the Board found total expenses of each Portfolio to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory

ANNUAL REPORT	DECEMBER 31, 2015	55

Approval of Investment Advisory Contract and Other Agreements (Cont.)

services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying funds in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying funds. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

Based on the information presented by PIMCO, Research Affiliates and Lipper, members of the Board determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of each Portfolio, are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were lower than in the previous year due to the impact of the Portfolios’ overall outflows. To the extent applicable, the Board also reviewed information regarding the portion of a Portfolio’s advisory fee retained by PIMCO, following the payment of sub-advisory fees to Research Affiliates, with respect to the Portfolio. Additionally, the Board noted that profit margins with respect to the Portfolios were within the ranges, although above the median, of publicly held investment management companies reported by Lipper and Strategic Insight (an independent provider of fund industry research). The Board noted that the PIMCO’s profit margin with respect to the Trust shows that the Trust is profitable, although less so than PIMCO Funds due to payments made by PIMCO to participating insurance companies. The Board also noted that it had received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, cyber security, information security, shareholder privacy, business continuity planning, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board noted that PIMCO shares the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including through the pricing of Portfolios to scale from inception and the enhancement of services provided to the Portfolios in return for fees paid. The Board reviewed the history of the Portfolios’ fee structure. The Board considered that the Portfolios’ unified fee rates had been set competitively and/or priced to scale from inception, had been held steady at that scaled competitive rate for most Portfolios as assets grew, or as assets declined in the case of some Portfolios, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing Portfolio shareholders of the fees associated with the Portfolios, and that the Portfolios bear certain expenses that are not covered by the advisory fee or the unified fee.

The Trustees considered that the unified fee has provided inherent economies of scale because a Portfolio maintains competitive fixed unified fees even if the particular Portfolio’s assets decline and/or operating costs rise. The Trustees further considered that, in contrast, breakpoints are a proxy for charging higher fees on lower asset levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also considered that, unlike the Portfolios’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees also considered that the unified fee protects shareholders from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those referenced above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Portfolios’ cost structures were reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and each of the Portfolios, to the benefit of their respective shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their respective shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Portfolios’ Rule 12b-1 plans or otherwise. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on their review, including their consideration of each of the factors summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and Research Affiliates favored the renewal of the Agreements and the Asset Allocation Agreement. The Independent Trustees and the Board as a whole concluded that the

56	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

Agreements and the Asset Allocation Agreement continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements and the fees paid to Research Affiliates by PIMCO under the Asset Allocation Agreement, and that the renewal of the Agreements and the Asset Allocation Agreement was in the best interests of the Portfolios and their shareholders.

ANNUAL REPORT	DECEMBER 31, 2015	57

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT07AR_123115

PIMCO Variable Insurance Trust

Annual Report

December 31, 2015

PIMCO Global Bond Portfolio (Unhedged)

Share Classes

■	Institutional
■	Administrative
■	Advisor

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

Please find enclosed the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2015. The following pages contain specific details about the Portfolio’s investment performance and a discussion of the factors that most affected performance over the reporting period.

Heightened market volatility throughout the reporting period was sparked by a mix of investor concerns including geopolitical developments, monetary policy and the potential for slowing global economic growth, which generally contributed to dampened investor sentiment. In particular, increasing concern over the outlook for Chinese growth sent commodity prices and inflation expectations lower, while also negatively impacting prices of emerging market (“EM”) debt and equities. In addition, the Chinese equity market began a strong decline in June 2015, which prompted the Chinese government to prop-up equity share prices and devalue the Chinese yuan. Volatility in Chinese equity markets continued into January 2016 on renewed concern over slowing Chinese economic growth. Furthermore, rising tension in the Middle East and the continued debt crisis in Greece also contributed to investor unease throughout the reporting period.

Economic data in the U.S. continued to confirm a healthy economy, particularly labor market indicators such as employment and wages. Still, signs of caution remained, particularly as U.S. consumers appeared to be more selective in their spending and chose to save rather than spend their windfall from lower gas prices. Additionally, consumer sentiment and certain housing indicators softened towards the end of the reporting period, and December 2015 U.S. manufacturing data indicated the fastest contraction in six years. Within the Eurozone, volatility increased despite gradual improvement in the underlying economies. Eurozone economic data also showed generally positive signs of an early recovery but were tempered slightly by sluggish inflation.

The theme of divergent global central bank monetary policy continued throughout the reporting period. The European Central Bank (“ECB”) expressed its commitment to increase quantitative easing (or large-scale asset purchases), along with the Bank of Japan and the People’s Bank of China who also indicated their intent to accelerate such measures. The Federal Reserve (“Fed”), on the other hand, moved on December 16 to raise the Federal Funds Rate by 0.25% to a new range of 0.25% - 0.50%, marking its first rate hike in nine years. However, the Fed noted that future increases in its target rate would be “gradual” and in-line with their previous projections, which helped to ease investor concerns. Outside of the reporting period on January 27, the Fed opted to leave the Federal Funds Rate unchanged, noting their intent to closely monitor how the global economy and markets influence the U.S. economic outlook.

Highlights of the financial markets during the twelve-month fiscal reporting period include:

■

U.S. Treasuries, as represented by the Barclays U.S. Treasury Index, returned 0.84% for the reporting period as yields generally rose slightly across the Treasury yield curve. The benchmark ten-year U.S. Treasury note yielded 2.27% at the end of the reporting period, up from 2.17% on December 31, 2014. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 0.55% for the reporting period.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Barclays U.S. TIPS Index, declined 1.44% over the reporting period. U.S. TIPS were pressured over the year as breakeven inflation levels, a proxy for inflation expectations, declined in-line with commodity markets. Global inflation-linked bonds (“ILBs”) were also down overall during the reporting period, as the slide in energy and other commodities impacted inflation expectations globally. Despite this headwind, European ILBs fared better than other developed countries and posted marginal gains in local currencies as real yields benefited from the ECB’s quantitative easing support.

■

Prices on broad commodities were down over the reporting period, led lower primarily by energy and industrial metal prices. Crude oil prices faced increasing pressure from a persisting inventory glut and production growth, especially from the Organization of the Petroleum Exporting Countries (“OPEC”). Towards the end of the reporting period, seasonally warm weather put further pressure on oil prices, which ended the year considerably

2	PIMCO VARIABLE INSURANCE TRUST

lower. Diversified commodities, as represented by the Bloomberg Commodity Index Total Return, declined 24.66% over the reporting period.

■

Agency mortgage-backed securities (“MBS”), as represented by the Barclays U.S. MBS Fixed Rate Index, returned 1.51% over the reporting period. Non-Agency MBS prices were mixed amid weakness in the broader credit markets, although underlying collateral performance has generally been in-line with investor expectations and continues to gradually improve over the long-term.

■

U.S. investment grade credit, as represented by the Barclays U.S. Credit Index, declined 0.77% over the reporting period. Investment grade credit valuations cheapened as a record $1.15 trillion of new issuance came to market and commodity prices continued to fall given worries over slowing Chinese growth. Developed market global high yield bonds, as measured by the BofA Merrill Lynch Developed Markets High Yield Constrained Index, declined 3.05% over the reporting period. Weakness in the commodity-oriented sectors including energy and metals & mining, weighed on returns as oil and other commodity prices fell. Overall, global high yield spreads and yields rose throughout the reporting period and ended higher.

■

EM external debt, as represented by the JPMorgan Emerging Markets Bond Index (“EMBI”) Global, returned 1.23% over the reporting period. EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), declined 14.92% over the reporting period. Idiosyncratic forces remained a dominant theme. China, for example, continued to expand its accommodative measures as both growth and inflation showed signs of further moderation. In addition, the Russian ruble continued its recovery from 2014 weakness before stumbling toward the end of the reporting period on oil price weakness.

■

Equity markets showed mixed performance globally amid a period marked by economic uncertainty, increased volatility and divergent central bank monetary policy. U.S. equities, as represented by the S&P 500 Index, returned 1.38% (on a total return basis) and developed market equities outside the U.S., as represented by the MSCI EAFE Net Dividend Index (USD Unhedged), declined 0.81% over the reporting period. However, ultra-easy monetary policy in Europe and Japan benefited European and Japanese equity markets, which generally posted positive returns. However, EM equities, as represented by the MSCI Emerging Markets Index (Net Dividends in USD), declined 14.92% over the same period, due to headwinds from a stronger U.S. dollar, falling commodity prices, concerns over slower Chinese economic growth and declining Chinese equities.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your broad investment needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Variable Insurance Trust February 18, 2016

ANNUAL REPORT	DECEMBER 31, 2015	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of nineteen separate investment portfolios, including the PIMCO Global Bond Portfolio (Unhedged) (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by the Portfolio are likely to decrease in value. A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and significant, and there is no guarantee that Fund management will anticipate such movement accurately.

As of the date of this report, interest rates in the U.S. are near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program and has begun, and may continue, to raise interest rates. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Portfolio’s performance or cause the Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus. Some of these risks may include, but are not limited to, the following: interest rate risk, call risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, emerging markets risk, sovereign debt risk, currency risk, leveraging risk, management risk and short sale risk. A complete description of these and other risks is contained in the Portfolio’s prospectus.

The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, leverage risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on the Portfolio. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in an asset, instrument or component of the index underlying a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility for the Portfolio. The Portfolio may engage in such transactions regardless of whether the Portfolio owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if the Portfolio invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign (non-U.S.) issuer.

High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in such markets. Thus, high yield investments increase the chance that the Portfolio will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage- and Asset-Backed Securities represent ownership interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, Mortgage- and Asset-Backed Securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on Mortgage- and Asset-Backed Securities depend on the ability of the underlying assets to generate cash flow.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

4	PIMCO VARIABLE INSURANCE TRUST

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart reflects only Administrative Class performance. Performance for Institutional Class, Class M and Advisor Class shares, if applicable, may be higher or lower based on each class’s expense ratios. The Portfolio’s total annual operating expense ratios on the Portfolio Summary page are as of the currently effective prospectus, as supplemented to date. The Portfolio measures its performance against a broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

The following table discloses the inception dates of the Portfolio and its respective share classes along with the Portfolio’s diversification status as of period end:

Portfolio Name	Portfolio Inception	Institutional Class	Class M	Administrative Class	Advisor Class	Diversification Status
PIMCO Global Bond Portfolio (Unhedged)	1/10/02	1/31/06	—	1/10/02	10/31/06	Diversified

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolio. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Portfolio creates a contract between or among any shareholder of the Portfolio, on the one hand, and the Trust, the Portfolio, a service provider to the Trust or the Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and is available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

ANNUAL REPORT	DECEMBER 31, 2015	5

PIMCO Global Bond Portfolio (Unhedged)

Cumulative Returns Through December 31, 2015

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown†

United States	39.5%
Italy	7.9%
Short-Term Instruments‡	8.2%
Denmark	6.6%
United Kingdom	6.5%
France	6.2%
Other	25.1%
†	% of Investments, at value as of 12/31/15. Financial derivative instruments, if any, are excluded.

‡	Includes Central Funds used for Cash Management Purposes

Average Annual Total Return for the period ended December 31, 2015
	1 Year	5 Years	10 Years	Inception*
PIMCO Global Bond Portfolio (Unhedged) Institutional Class	(3.89)%	0.81%	—	4.47%
PIMCO Global Bond Portfolio (Unhedged) Administrative Class	(4.03)%	0.66%	4.37%	5.74%
PIMCO Global Bond Portfolio (Unhedged) Advisor Class	(4.13)%	0.56%	—	4.20%
Barclays Global Aggregate (USD Unhedged) Index***±	(3.15)%	0.90%	3.74%	4.98%	**

All Portfolio returns are net of fees and expenses.

* For class inception dates please refer to the Important Information.

** Average annual total return since 12/31/2001.

*** Prior to December 1, 2015, the Portfolio’s broad-based securities market index was JPMorgan GBI FX NY Index Unhedged

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.76% for Institutional Class shares, 0.91% for Administrative Class shares, and 1.01% for Advisor Class shares.

± Barclays Global Aggregate (USD Unhedged) Index provides a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds, Canadian Government securities, and USD investment grade 144A securities.

It is not possible to invest in an unmanaged index.

Investment Objective and Strategy Overview

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The PIMCO Global Bond Portfolio (Unhedged) seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to at least three countries (one of which may be the United States), which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities, and may be denominated in major foreign currencies, baskets of foreign currencies (such as the euro) or the U.S. dollar.

Portfolio Insights

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An overweight to duration (or sensitivity to changes in market interest rates) in Italy contributed to relative performance, as the country’s sovereign debt peripheral spreads compressed over the reporting period.

»	An underweight to the euro and the Brazilian real contributed to relative performance, as both currencies depreciated relative to the U.S. dollar over the reporting period.

»	An underweight to Canadian duration detracted from relative performance, as Canadian rates declined during the reporting period.

»	An overweight to Brazilian local duration detracted from relative performance, as yields increased during the reporting period.

»	Issue selection in the Brazilian emerging markets quasi-sovereign space detracted from performance as emerging markets external spreads widened during the reporting period.

6	PIMCO VARIABLE INSURANCE TRUST

Expense Example PIMCO Global Bond Portfolio (Unhedged)

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held from July 1, 2015 to December 31, 2015 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (07/01/15)	Ending Account Value (12/31/15)	Expenses Paid During Period*	Beginning Account Value (07/01/15)	Ending Account Value (12/31/15)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$999.30	$3.84	$1,000.00	$1,021.77	$3.88	0.75%
Administrative Class	1,000.00	998.50	4.61	1,000.00	1,021.01	4.66	0.90
Advisor Class	1,000.00	998.00	5.12	1,000.00	1,020.49	5.18	1.00

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 187/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers can be found in Note 8 in the Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2015	7

Financial Highlights PIMCO Global Bond Portfolio (Unhedged)

Selected Per Share Data for the Year Ended:	Net Asset Value Beginning of Year	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income (b)	Distributions from Net Realized Capital Gains (b)	Tax Basis Return of Capital (b)	Total Distributions

Institutional Class
12/31/2015	$11.95	$0.23	$(0.69)	$(0.46)	$0.00	$0.00	$(0.23)	$(0.23)
12/31/2014	12.34	0.35	(0.05)	0.30	(0.32)	(0.36)	(0.01)	(0.69)
12/31/2013	13.72	0.36	(1.50)	(1.14)	(0.15)	(0.09)	0.00	(0.24)
12/31/2012	13.83	0.45	0.52	0.97	(0.25)	(0.83)	0.00	(1.08)
12/31/2011	13.49	0.51	0.52	1.03	(0.38)	(0.31)	0.00	(0.69)
Administrative Class
12/31/2015	11.95	0.21	(0.69)	(0.48)	0.00	0.00	(0.21)	(0.21)
12/31/2014	12.34	0.33	(0.05)	0.28	(0.30)	(0.36)	(0.01)	(0.67)
12/31/2013	13.72	0.35	(1.50)	(1.15)	(0.14)	(0.09)	0.00	(0.23)
12/31/2012	13.83	0.43	0.52	0.95	(0.23)	(0.83)	0.00	(1.06)
12/31/2011	13.49	0.49	0.52	1.01	(0.36)	(0.31)	0.00	(0.67)
Advisor Class
12/31/2015	11.95	0.20	(0.69)	(0.49)	0.00	0.00	(0.20)	(0.20)
12/31/2014	12.34	0.32	(0.05)	0.27	(0.29)	(0.36)	(0.01)	(0.66)
12/31/2013	13.72	0.33	(1.50)	(1.17)	(0.12)	(0.09)	0.00	(0.21)
12/31/2012	13.83	0.41	0.53	0.94	(0.22)	(0.83)	0.00	(1.05)
12/31/2011	13.49	0.47	0.53	1.00	(0.35)	(0.31)	0.00	(0.66)

(a)	Per share amounts based on average number of shares outstanding during the year.
(b)	Determined in accordance with federal income tax regulations, see Note 2(d) in the Notes to Financial Statements for more information.

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Net Asset Value End of Year	Total Return	Net Assets End of Year (000s)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets Excluding Interest Expense	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$11.26	(3.89)%	$6,123	0.75%	0.75%	1.98%	506%
11.95	2.42	6,757	0.76	0.75	2.76	496
12.34	(8.34)	6,037	0.78	0.75	2.82	335
13.72	7.10	6,647	0.76	0.75	3.14	362
13.83	7.72	7,766	0.75	0.75	3.64	506

11.26	(4.03)	201,031	0.90	0.90	1.84	506
11.95	2.27	257,588	0.91	0.90	2.60	496
12.34	(8.48)	281,002	0.93	0.90	2.72	335
13.72	6.94	456,831	0.91	0.90	2.99	362
13.83	7.56	435,246	0.90	0.90	3.49	506

11.26	(4.13)	34,790	1.00	1.00	1.73	506
11.95	2.16	38,067	1.01	1.00	2.51	496
12.34	(8.57)	36,679	1.03	1.00	2.55	335
13.72	6.85	39,269	1.01	1.00	2.91	362
13.83	7.45	41,899	1.00	1.00	3.38	506

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2015	9

Statement of Assets and Liabilities PIMCO Global Bond Portfolio (Unhedged)

(Amounts in thousands, except per share amounts)	December 31, 2015

Assets:
Investments, at value
Investments in securities	$228,350
Investments in Affiliates	18,612
Financial Derivative Instruments
Exchange-traded or centrally cleared	369
Over the counter	4,865
Cash	756
Deposits with counterparty	1,443
Foreign currency, at value	2,804
Receivable for investments sold	41,195
Receivable for TBA investments sold	45,272
Receivable for Portfolio shares sold	95
Interest receivable	2,136
Dividends receivable from Affiliates	13
Total Assets	345,910

Liabilities:
Borrowings & Other Financing Transactions
Payable for short sales	$30,670
Financial Derivative Instruments
Exchange-traded or centrally cleared	406
Over the counter	3,070
Payable for investments purchased	43,032
Payable for investments in Affiliates purchased	13
Payable for TBA investments purchased	23,097
Deposits from counterparty	2,920
Payable for Portfolio shares redeemed	551
Accrued investment advisory fees	57
Accrued supervisory and administrative fees	114
Accrued distribution fees	8
Accrued servicing fees	28
Total Liabilities	103,966

Net Assets	$241,944

Net Assets Consist of:
Paid in capital	$247,419
(Overdistributed) net investment income	(2,107)
Accumulated undistributed net realized (loss)	(1,108)
Net unrealized (depreciation)	(2,260)
$241,944

Net Assets:
Institutional Class	$6,123
Administrative Class	201,031
Advisor Class	34,790

Shares Issued and Outstanding:
Institutional Class	544
Administrative Class	17,851
Advisor Class	3,089

Net Asset Value and Redemption Price Per Share Outstanding:
Institutional Class	$11.26
Administrative Class	11.26
Advisor Class	11.26

Cost of investments in securities	$234,026
Cost of investments in Affiliates	$18,684
Cost of foreign currency held	$2,887
Proceeds received on short sales	$30,689
Cost or premiums of financial derivative instruments, net	$(466)

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Global Bond Portfolio (Unhedged)

(Amounts in thousands)	Year Ended December 31, 2015

Investment Income:
Interest	$7,527
Dividends	3
Dividends from Investments in Affiliates	89
Total Income	7,619

Expenses:
Investment advisory fees	695
Supervisory and administrative fees	1,389
Servicing fees - Administrative Class	352
Distribution and/or servicing fees - Advisor Class	91
Trustee fees	6
Interest expense	7
Miscellaneous expense	1
Total Expenses	2,541

Net Investment Income	5,078

Net Realized Gain (Loss):
Investments in securities	(18,397)
Investments in Affiliates	(4)
Exchange-traded or centrally cleared financial derivative instruments	1,141
Over the counter financial derivative instruments	4,485
Foreign currency	4,449

Net Realized (Loss)	(8,326)

Net Change in Unrealized (Depreciation):
Investments in securities	(3,897)
Investments in Affiliates	(72)
Exchange-traded or centrally cleared financial derivative instruments	(2,329)
Over the counter financial derivative instruments	(1,121)
Foreign currency assets and liabilities	(603)

Net Change in Unrealized (Depreciation)	(8,022)

Net (Decrease) in Net Assets Resulting from Operations	$(11,270)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2015	11

Statements of Changes in Net Assets PIMCO Global Bond Portfolio (Unhedged)

(Amounts in thousands†)	Year Ended December 31, 2015	Year Ended December 31, 2014

(Decrease) in Net Assets from:

Operations:
Net investment income	$5,078	$8,382
Net realized (loss)	(8,326)	(8,883)
Net change in unrealized appreciation (depreciation)	(8,022)	7,857

Net Increase (Decrease) in Net Assets Resulting from Operations	(11,270)	7,356

Distributions to Shareholders:
From net investment income (a)
Institutional Class	0	(167)
Administrative Class	0	(6,573)
Advisor Class	0	(888)
From net realized capital gains (a)
Institutional Class	0	(204)
Administrative Class	0	(7,640)
Advisor Class	0	(1,131)
Tax basis return of capital (a)
Institutional Class	(133)	(6)
Administrative Class	(4,305)	(263)
Advisor Class	(628)	(37)

Total Distributions	(5,066)	(16,909)

Portfolio Share Transactions:
Net (decrease) resulting from Portfolio share transactions**	(44,132)	(11,753)

Total (Decrease) in Net Assets	(60,468)	(21,306)

Net Assets:
Beginning of year	302,412	323,718
End of year*	$241,944	$302,412

* Including (overdistributed) net investment income of:	$(2,107)	$(8,084)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 12 in the Notes to Financial Statements.
(a)	Determined in accordance with federal income tax regulations, see Note 2(d) in the Notes to Financial Statements for more information.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO Global Bond Portfolio (Unhedged)

December 31, 2015

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 94.4%

AUSTRALIA 0.5%

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.0%
Torrens Trust
2.485% due 10/19/2038	AUD	109	$79

SOVEREIGN ISSUES 0.5%
New South Wales Treasury Corp.
4.000% due 05/20/2026		600	469
Queensland Treasury Corp.
4.250% due 07/21/2023		800	626

			1,095

Total Australia (Cost $1,435)			1,174

BERMUDA 1.2%

BANK LOAN OBLIGATIONS 1.2%
Rise Ltd.
4.750% due 01/31/2021 (d)		$2,922	2,900

Total Bermuda (Cost $2,939)			2,900

BRAZIL 0.8%

CORPORATE BONDS & NOTES 0.8%
Banco Santander Brasil S.A.
4.250% due 01/14/2016		$200	200
Banco Votorantim S.A.
5.250% due 02/11/2016		100	100
Petrobras Global Finance BV
3.406% due 03/17/2020		1,100	784
4.875% due 03/17/2020		1,000	752

Total Brazil (Cost $2,399)			1,836

CANADA 3.3%

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.5%
Canadian Mortgage Pools
0.933% due 06/01/2020	CAD	281	201
1.133% due 07/01/2020		862	619
1.133% due 08/01/2020		294	211

			1,031

SOVEREIGN ISSUES 2.8%
Canada Government International Bond
1.500% due 12/01/2044 (b)		220	195
Province of Alberta
1.250% due 06/01/2020		1,100	792
2.350% due 06/01/2025		1,100	793
Province of Ontario
2.600% due 06/02/2025		3,900	2,881
3.450% due 06/02/2045		400	302
3.500% due 06/02/2024		2,200	1,751

			6,714

Total Canada (Cost $8,390)			7,745

CAYMAN ISLANDS 0.7%

ASSET-BACKED SECURITIES 0.7%
Gallatin CLO Ltd.
1.591% due 07/15/2023		$783	778
Golden Knight CDO Ltd.
0.561% due 04/15/2019		97	97
Octagon Investment Partners Ltd.
1.574% due 05/05/2023		733	733

Total Cayman Islands (Cost $1,613)			1,608

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
DENMARK 6.8%

CORPORATE BONDS & NOTES 6.8%
Nordea Kredit Realkreditaktieselskab
2.000% due 04/01/2016	DKK	13,000	$1,902
Nykredit Realkredit A/S
1.000% due 07/01/2016		18,700	2,739
1.000% due 10/01/2016		28,400	4,170
2.000% due 04/01/2016		14,800	2,165
3.000% due 10/01/2047		14,164	2,035
Realkredit Danmark A/S
1.000% due 04/01/2016		12,700	1,853
2.000% due 01/01/2016		6,900	1,005
3.000% due 10/01/2047		3,488	502

Total Denmark (Cost $16,736)			16,371

FRANCE 6.2%

CORPORATE BONDS & NOTES 0.7%
BNP Paribas Cardif S.A.
4.032% due 11/25/2025 (c)	EUR	600	625
Credit Agricole Assurances S.A.
4.250% due 01/13/2025 (c)		500	517
Credit Agricole S.A.
8.125% due 09/19/2033		$600	664

			1,806

SOVEREIGN ISSUES 5.5%
Caisse d’Amortissement de la Dette Sociale
3.375% due 03/20/2024		1,700	1,805
France Government Bond
1.000% due 11/25/2025	EUR	200	218
France Government International Bond
0.250% due 07/25/2024 (b)		1,882	2,151
1.750% due 11/25/2024		200	235
3.250% due 05/25/2045		1,600	2,211
4.500% due 04/25/2041		4,100	6,770

			13,390

Total France (Cost $15,925)			15,196

GERMANY 4.1%

CORPORATE BONDS & NOTES 2.7%
Commerzbank AG
8.125% due 09/19/2023		$1,100	1,266
FMS Wertmanagement AoeR
2.750% due 06/03/2016	EUR	3,600	3,960
Landwirtschaftliche Rentenbank
4.250% due 01/24/2023	AUD	200	154
5.375% due 04/23/2024	NZD	500	367
Symrise AG
4.125% due 10/25/2017	EUR	600	690

			6,437

SOVEREIGN ISSUES 1.4%
Free State of Bavaria
3.500% due 01/27/2016		749	816
Republic of Germany
4.250% due 07/04/2039		800	1,367
State of Berlin
3.000% due 03/29/2016		1,100	1,204

			3,387

Total Germany (Cost $11,250)			9,824

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
GREECE 0.4%

CORPORATE BONDS & NOTES 0.1%
National Bank of Greece S.A.
3.875% due 10/07/2016	EUR	300	$319

SOVEREIGN ISSUES 0.3%
Republic of Greece Government International Bond
5.000% due 08/22/2016	JPY	90,000	723

Total Greece (Cost $1,227)			1,042

GUERNSEY, CHANNEL ISLANDS 0.1%

CORPORATE BONDS & NOTES 0.1%
Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust
5.125% due 11/30/2024		$323	330

Total Guernsey, Channel Islands (Cost $323)			330

IRELAND 1.2%

CORPORATE BONDS & NOTES 1.2%
Depfa ACS Bank
3.875% due 11/14/2016	EUR	200	224
4.875% due 05/21/2019		700	878
5.125% due 03/16/2037		$900	1,103
German Postal Pensions Securitisation PLC
4.250% due 01/18/2017	EUR	700	795

Total Ireland (Cost $3,354)			3,000

ITALY 8.0%

CORPORATE BONDS & NOTES 0.6%
Banca Carige SpA
3.875% due 10/24/2018	EUR	1,200	1,413

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.5%
Casa D’este Finance SRL
0.222% due 09/15/2040		305	323
Claris SRL
0.354% due 10/31/2060		849	909

			1,232

SOVEREIGN ISSUES 6.9%
Italy Buoni Poliennali Del Tesoro
3.750% due 09/01/2024		800	1,032
4.000% due 02/01/2037		2,400	3,255
4.500% due 03/01/2024		8,800	11,885
5.500% due 11/01/2022		450	630

			16,802

Total Italy (Cost $20,249)			19,447

JAPAN 0.1%

CORPORATE BONDS & NOTES 0.1%
Bank of Tokyo-Mitsubishi UFJ Ltd.
1.700% due 03/05/2018		$300	298

Total Japan (Cost $300)			298

MEXICO 1.2%

SOVEREIGN ISSUES 1.2%
Mexico Government International Bond
6.500% due 06/09/2022	MXN	37,400	2,238
8.000% due 06/11/2020		7,000	448
8.500% due 12/13/2018		2,620	167

Total Mexico (Cost $2,992)			2,853

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2015	13

Schedule of Investments PIMCO Global Bond Portfolio (Unhedged) (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NETHERLANDS 1.9%

ASSET-BACKED SECURITIES 0.1%
Panther CDO BV
0.312% due 10/15/2084	EUR	303	$317

CORPORATE BONDS & NOTES 1.8%
Bank Nederlandse Gemeenten NV
4.550% due 02/15/2019	CAD	1,800	1,428
Rabobank Group
8.375% due 07/26/2016 (c)		$600	619
Schaeffler Holding Finance BV (6.875% Cash or 6.875% PIK)
6.875% due 08/15/2018 (a)	EUR	2,100	2,367

			4,414

Total Netherlands (Cost $5,413)			4,731

NORWAY 0.7%

CORPORATE BONDS & NOTES 0.6%
Eksportfinans ASA
2.375% due 05/25/2016		$200	200
5.500% due 05/25/2016		500	507
5.500% due 06/26/2017		600	625

			1,332

SOVEREIGN ISSUES 0.1%
Norway Government International Bond
3.750% due 05/25/2021	NOK	1,600	207

Total Norway (Cost $1,542)			1,539

PORTUGAL 0.3%

CORPORATE BONDS & NOTES 0.3%
Banco Espirito Santo S.A.
4.000% due 01/21/2019	EUR	400	59
Novo Banco S.A.
5.000% due 05/14/2019		600	572

Total Portugal (Cost $1,236)			631

SLOVENIA 2.1%

SOVEREIGN ISSUES 2.1%
Slovenia Government International Bond
4.125% due 02/18/2019		$1,100	1,159
4.125% due 01/26/2020	EUR	2,000	2,499
5.850% due 05/10/2023		$1,200	1,369

Total Slovenia (Cost $5,259)			5,027

SOUTH KOREA 0.5%

SOVEREIGN ISSUES 0.5%
Export-Import Bank of Korea
6.460% due 02/27/2017	MXN	5,000	295
Korea International Bond
7.125% due 04/16/2019		$700	812

Total South Korea (Cost $1,151)			1,107

SPAIN 4.8%

CORPORATE BONDS & NOTES 0.2%
Banco Bilbao Vizcaya Argentaria S.A.
6.750% due 02/18/2020 (c)	EUR	400	426
BPE Financiaciones S.A.
2.875% due 05/19/2016		100	110

			536

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 4.6%
Autonomous Community of Andalusia Spain
4.850% due 03/17/2020	EUR	500	$630
Autonomous Community of Catalonia
4.950% due 02/11/2020		1,000	1,174
Autonomous Community of Madrid
4.688% due 03/12/2020		500	629
Spain Government International Bond
2.150% due 10/31/2025		3,600	4,046
2.750% due 10/31/2024		2,750	3,263
5.150% due 10/31/2044		925	1,428

			11,170

Total Spain (Cost $11,962)			11,706

SUPRANATIONAL 0.4%

CORPORATE BONDS & NOTES 0.4%
European Investment Bank
0.500% due 07/21/2023	AUD	600	339
6.500% due 08/07/2019		900	740

Total Supranational (Cost $1,164)			1,079

SWITZERLAND 0.8%

CORPORATE BONDS & NOTES 0.7%
UBS AG
5.125% due 05/15/2024		$1,000	1,012
7.625% due 08/17/2022		600	685

			1,697

SOVEREIGN ISSUES 0.1%
Switzerland Government Bond
3.500% due 04/08/2033	CHF	100	153

Total Switzerland (Cost $1,885)			1,850

UNITED ARAB EMIRATES 0.7%

SOVEREIGN ISSUES 0.7%
Emirate of Abu Dhabi Government International Bond
6.750% due 04/08/2019		$1,400	1,626

Total United Arab Emirates (Cost $1,464)			1,626

UNITED KINGDOM 6.7%

CORPORATE BONDS & NOTES 3.1%
Barclays Bank PLC
7.750% due 04/10/2023		$1,000	1,069
Barclays PLC
6.500% due 09/15/2019 (c)	EUR	200	221
HBOS PLC
1.152% due 09/06/2017		$700	697
Lloyds Bank PLC
4.875% due 03/30/2027	GBP	600	1,052
Lloyds Banking Group PLC
7.625% due 06/27/2023 (c)		500	774
Royal Bank of Scotland PLC
9.500% due 03/16/2022		$2,600	2,820
Tesco PLC
6.125% due 02/24/2022	GBP	500	773

			7,406

SOVEREIGN ISSUES 3.6%
United Kingdom Gilt
2.750% due 09/07/2024		300	473
3.250% due 01/22/2044		1,300	2,136

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.500% due 01/22/2045	GBP	2,100	$3,616
4.250% due 12/07/2040		1,300	2,479

			8,704

Total United Kingdom (Cost $16,736)			16,110

UNITED STATES 40.2%

ASSET-BACKED SECURITIES 3.3%
Amortizing Residential Collateral Trust
0.921% due 10/25/2031		$1	1
1.002% due 07/25/2032		1	1
Conseco Finance Securitizations Corp.
7.490% due 07/01/2031		1,389	1,545
Countrywide Asset-Backed Certificates
0.822% due 08/25/2034		154	148
Countrywide Asset-Backed Certificates Trust
0.872% due 04/25/2036		1,000	885
Credit Suisse First Boston Mortgage Securities Corp.
1.042% due 01/25/2032		1	1
Credit-Based Asset Servicing and Securitization LLC
0.482% due 11/25/2036		23	12
EMC Mortgage Loan Trust
0.671% due 05/25/2043		335	327
Home Equity Mortgage Trust
6.000% due 01/25/2037 ^		176	95
JPMorgan Mortgage Acquisition Trust
0.702% due 03/25/2047		1,632	905
Morgan Stanley ABS Capital, Inc. Trust
0.532% due 03/25/2037		1,246	637
0.672% due 08/25/2036		3,006	1,781
1.222% due 07/25/2037		602	592
NovaStar Mortgage Funding Trust
0.552% due 03/25/2037		1,063	697
Renaissance Home Equity Loan Trust
5.294% due 01/25/2037		479	264
SACO, Inc.
0.822% due 04/25/2035		9	8
Securitized Asset-Backed Receivables LLC Trust
0.472% due 12/25/2036		9	5
Structured Asset Securities Corp. Mortgage Loan Trust
1.744% due 04/25/2035		16	16
Washington Mutual Asset-Backed Certificates Trust
0.482% due 10/25/2036		47	24

			7,944

CORPORATE BONDS & NOTES 4.3%
Ally Financial, Inc.
3.600% due 05/21/2018		1,100	1,103
Bank of America Corp.
5.750% due 12/01/2017		200	214
Bear Stearns Cos. LLC
7.250% due 02/01/2018		1,000	1,103
BellSouth Corp.
4.821% due 04/26/2021		800	810
CCO Safari LLC
4.464% due 07/23/2022		900	898
6.384% due 10/23/2035		700	708
Chesapeake Energy Corp.
3.571% due 04/15/2019		100	28
Citigroup, Inc.
1.013% due 04/27/2018		700	698
Cleveland Electric Illuminating Co.
5.700% due 04/01/2017		520	539
Continental Airlines Pass-Through Trust
9.000% due 01/08/2018		683	705

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2015

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
International Lease Finance Corp.
5.750% due 05/15/2016	$500	$507
Kinder Morgan Energy Partners LP
6.500% due 04/01/2020	100	102
Lehman Brothers Holdings, Inc.
6.875% due 05/02/2018 ^	800	61
SABMiller Holdings, Inc.
4.950% due 01/15/2042	400	407
Southwestern Energy Co.
7.500% due 02/01/2018	100	85
U.S. Bancorp
5.125% due 01/15/2021 (c)	900	905
UAL Pass-Through Trust
10.400% due 05/01/2018	294	312
Wells Fargo & Co.
2.550% due 12/07/2020	1,000	996
Zimmer Biomet Holdings, Inc.
3.375% due 11/30/2021	300	301

		10,482

MUNICIPAL BONDS & NOTES 0.8%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047	2,175	1,886

NON-AGENCY MORTGAGE-BACKED SECURITIES 10.1%
Adjustable Rate Mortgage Trust
2.757% due 09/25/2035	23	20
American Home Mortgage Assets Trust
0.612% due 05/25/2046 ^	347	256
0.632% due 10/25/2046	565	365
Banc of America Alternative Loan Trust
6.500% due 04/25/2036 ^	1,091	938
Banc of America Funding Trust
2.801% due 02/20/2036	333	331
3.203% due 10/20/2046 ^	137	104
5.500% due 01/25/2036	468	493
BCAP LLC Trust
0.592% due 01/25/2037 ^	318	257
5.250% due 04/26/2037	1,425	1,315
Bear Stearns Adjustable Rate Mortgage Trust
2.320% due 08/25/2035	88	89
2.458% due 05/25/2034	12	12
2.601% due 08/25/2033	16	16
2.608% due 10/25/2033	14	14
2.697% due 05/25/2034	40	39
2.802% due 05/25/2047 ^	402	363
2.924% due 03/25/2035	29	30
3.226% due 11/25/2034	9	9
Bear Stearns ALT-A Trust
2.726% due 09/25/2035	197	167
2.741% due 11/25/2035 ^	168	126
2.956% due 08/25/2036 ^	239	180
Bear Stearns Structured Products, Inc. Trust
2.566% due 12/26/2046	131	97
Chevy Chase Funding LLC Mortgage-Backed Certificates
0.602% due 07/25/2036	81	73
Citigroup Commercial Mortgage Trust
1.081% due 06/15/2033	1,600	1,586
5.710% due 12/10/2049	383	382
Citigroup Mortgage Loan Trust, Inc.
2.420% due 09/25/2035	48	48
2.570% due 10/25/2035 ^	1,162	1,153
Citigroup Mortgage Loan Trust, Inc. Mortgage Pass-Through Certificates
2.399% due 09/25/2035 ^	738	640

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Countrywide Alternative Loan Trust
0.582% due 02/20/2047 ^	$269	$203
0.592% due 01/25/2037 ^	489	478
0.597% due 12/20/2046 ^	554	413
0.612% due 03/20/2046	172	130
0.612% due 07/20/2046 ^	327	240
0.702% due 02/25/2037	213	167
0.772% due 05/25/2037 ^	86	52
1.674% due 11/25/2035	40	33
2.214% due 11/25/2035	40	34
2.731% due 11/25/2035 ^	338	275
5.250% due 06/25/2035 ^	29	26
6.000% due 04/25/2037 ^	72	52
6.000% due 02/25/2047	771	674
6.250% due 08/25/2037 ^	39	34
6.500% due 06/25/2036 ^	194	159
Countrywide Home Loan Mortgage Pass-Through Trust
0.652% due 05/25/2035	94	81
0.712% due 04/25/2035	26	22
0.742% due 03/25/2035	117	93
1.022% due 03/25/2035	522	473
1.082% due 02/25/2035	10	9
1.182% due 09/25/2034	10	9
2.602% due 02/20/2036 ^	489	431
2.628% due 05/25/2047	144	125
2.646% due 11/25/2034	24	23
2.745% due 11/19/2033	19	19
2.766% due 08/25/2034 ^	6	6
5.500% due 10/25/2035	131	127
Credit Suisse Commercial Mortgage Trust
6.500% due 07/26/2036 ^	142	84
Credit Suisse First Boston Mortgage Securities Corp.
2.596% due 08/25/2033	21	21
6.500% due 04/25/2033	1	1
Deutsche ALT-B Securities, Inc.
5.886% due 10/25/2036 ^	359	300
First Horizon Mortgage Pass-Through Trust
6.250% due 08/25/2017	1	1
GreenPoint Mortgage Funding Trust
0.692% due 11/25/2045	12	10
GSR Mortgage Loan Trust
1.860% due 03/25/2033	11	11
2.261% due 06/25/2034	6	5
2.806% due 09/25/2035	257	263
HarborView Mortgage Loan Trust
1.107% due 12/19/2036 ^	176	148
2.574% due 05/19/2033	21	21
IndyMac Mortgage Loan Trust
2.582% due 09/25/2035 ^	279	239
JPMorgan Mortgage Trust
2.104% due 11/25/2033	11	11
2.683% due 07/25/2035	158	158
2.710% due 02/25/2035	10	10
2.726% due 07/25/2035	133	136
2.919% due 01/25/2037	364	322
Luminent Mortgage Trust
0.662% due 04/25/2036	623	397
MASTR Adjustable Rate Mortgages Trust
2.582% due 05/25/2034	792	771
MASTR Alternative Loan Trust
0.822% due 03/25/2036	53	13
Mellon Residential Funding Corp. Mortgage Pass-Through Trust
0.771% due 12/15/2030	9	8
Merrill Lynch Mortgage Investors Trust
0.632% due 02/25/2036	128	119
0.672% due 08/25/2036	11	11

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.289% due 02/25/2033	$17	$16
2.502% due 02/25/2036	92	90
Merrill Lynch Mortgage-Backed Securities Trust
3.040% due 04/25/2037 ^	12	11
Nomura Asset Acceptance Corp. Alternative Loan Trust
2.716% due 10/25/2035	23	22
Residential Accredit Loans, Inc. Trust
0.572% due 02/25/2047	173	95
0.602% due 06/25/2046	460	196
0.632% due 04/25/2046	194	92
6.000% due 12/25/2036 ^	573	476
Residential Funding Mortgage Securities, Inc. Trust
5.500% due 11/25/2035 ^	153	143
RiverView HECM Trust
0.482% due 07/25/2047	1,044	983
Structured Adjustable Rate Mortgage Loan Trust
2.580% due 04/25/2034	37	37
2.586% due 02/25/2034	15	15
2.737% due 09/25/2034	38	38
Structured Asset Mortgage Investments Trust
0.612% due 07/25/2046 ^	539	428
0.632% due 05/25/2046	118	93
0.642% due 05/25/2036	533	401
0.642% due 09/25/2047	539	433
0.652% due 07/19/2035	261	254
0.702% due 02/25/2036 ^	614	479
0.982% due 07/19/2034	4	3
1.102% due 03/19/2034	7	7
Suntrust Alternative Loan Trust
1.072% due 12/25/2035 ^	1,254	981
WaMu Mortgage Pass-Through Certificates Trust
0.692% due 12/25/2045	60	58
0.732% due 01/25/2045	9	8
0.957% due 02/25/2047 ^	461	359
1.062% due 01/25/2045	9	8
1.643% due 08/25/2042	6	5
1.825% due 01/25/2037 ^	36	30
2.149% due 07/25/2046	215	194
2.185% due 12/25/2036 ^	7	6
2.231% due 06/25/2037 ^	90	79
2.300% due 12/25/2036 ^	53	46
2.439% due 03/25/2034	38	38
2.453% due 02/25/2033	124	123
2.559% due 06/25/2033	12	12
Washington Mutual Mortgage Pass-Through Certificates Trust
1.197% due 07/25/2046 ^	67	43
6.000% due 06/25/2037 ^	1,352	1,208
Wells Fargo Alternative Loan Trust
5.750% due 07/25/2037 ^	475	435
Wells Fargo Mortgage-Backed Securities Trust
2.736% due 04/25/2036	22	22

		24,518

	SHARES
PREFERRED SECURITIES 0.0%
Navient Corp. CPI Linked Security
1.964% due 03/15/2017	500	12
2.014% due 01/16/2018	3,100	72

		84

	PRINCIPAL AMOUNT (000S)
U.S. GOVERNMENT AGENCIES 4.1%
Fannie Mae
0.542% due 03/25/2034	$8	8
0.544% due 01/25/2017	247	247

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2015	15

Schedule of Investments PIMCO Global Bond Portfolio (Unhedged) (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.572% due 08/25/2034	$5	$5
2.022% due 10/01/2034	3	3
2.255% due 12/01/2034	7	8
2.614% due 11/01/2034	49	51
3.000% due 08/01/2042 - 08/01/2043	319	320
5.500% due 05/01/2047	26	29
6.000% due 07/25/2044	29	33
Fannie Mae, TBA
3.000% due 01/01/2046	3,000	2,999
3.500% due 02/01/2046	4,400	4,529
Freddie Mac
0.702% due 09/25/2031	24	24
1.443% due 10/25/2044	52	52
2.432% due 04/01/2037	63	67
2.488% due 02/01/2029	4	5
6.000% due 04/15/2036	471	535
Freddie Mac, TBA
3.000% due 01/01/2046	1,000	998
Ginnie Mae
1.625% due 11/20/2024	2	2
6.000% due 09/20/2038	18	19

		9,934

U.S. TREASURY OBLIGATIONS 17.6%
U.S. Treasury Bonds
1.750% due 05/15/2023 (h)	100	98
2.500% due 05/15/2024 (h)	200	204
2.875% due 08/15/2045	1,100	1,067
3.000% due 05/15/2045	800	795
3.125% due 02/15/2042	400	412
4.375% due 05/15/2040	200	251
5.250% due 02/15/2029	400	524

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. Treasury Inflation Protected Securities (b)
0.125% due 07/15/2024	$2,103	$1,997
0.250% due 01/15/2025	9,137	8,715
1.750% due 01/15/2028	2,270	2,479
2.000% due 01/15/2026	1,450	1,610
2.375% due 01/15/2025	505	573
2.500% due 01/15/2029	1,650	1,954
3.875% due 04/15/2029	376	511
U.S. Treasury Notes
2.125% due 01/31/2021 (f)(h)	8,900	9,035
2.375% due 12/31/2020 (f)	12,100	12,447

		42,672

Total United States (Cost $95,279)		97,520

VIRGIN ISLANDS (BRITISH) 0.0%

CORPORATE BONDS & NOTES 0.0%
GTL Trade Finance, Inc.
7.250% due 10/20/2017	$100	99

Total Virgin Islands (British) (Cost $103)		99

SHORT-TERM INSTRUMENTS 0.7%

CERTIFICATES OF DEPOSIT 0.7%
Intesa Sanpaolo SpA
1.701% due 04/11/2016	$1,700	1,701

Total Short-Term Instruments (Cost $1,700)		1,701

Total Investments in Securities (Cost $234,026)		228,350

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 7.7%

SHORT-TERM INSTRUMENTS 7.7%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 7.7%
PIMCO Short-Term Floating NAV Portfolio III	1,884,936	$18,612

Total Short-Term Instruments (Cost $18,684)		18,612

Total Investments in Affiliates (Cost $18,684)		18,612

Total Investments 102.1% (Cost $252,710)		$246,962

Financial Derivative Instruments (e)(g) 0.7% (Cost or Premiums, net $(466))		1,758

Other Assets and Liabilities, net (2.8%)		(6,776)

Net Assets 100.0%		$241,944

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Payment in-kind bond security.
(b)	Principal amount of security is adjusted for inflation.
(c)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(d)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Rise Ltd.	4.750%	01/31/2021	02/11/2014	$ 2,939	$2,900	1.20%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

SHORT SALES:

SHORT SALES ON U.S. GOVERNMENT AGENCIES*:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
Fannie Mae, TBA	4.000%	02/01/2046	$100	$(105)	$(105)
Fannie Mae, TBA	4.500	01/01/2046	600	(648)	(648)
Fannie Mae, TBA	4.500	02/01/2046	5,000	(5,386)	(5,391)
Fannie Mae, TBA	5.500	01/01/2046	22,000	(24,550)	(24,526)

Total Short Sales				$(30,689)	$(30,670)

*	Short Sales shown are To-Be-Announced (“TBA”) securities which are not subject to collateral pledging under the terms of any master agreements.

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2015

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

As of December 31, 2015, there were no open sales-buyback transactions. The average amount of borrowings outstanding during the period ended December 31, 2015 was ($71) at a weighted average interest rate of 0.203%.

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOT U.S. Treasury 5-Year Note March Futures	$109.000	02/19/2016	80	$1	$1
Put - CBOT U.S. Treasury 10-Year Note March Futures	108.000	02/19/2016	123	1	2
Put - CBOT U.S. Treasury 10-Year Note March Futures	109.000	02/19/2016	460	4	7

Total Purchased Options				$6	$10

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	Short	12/2016	12	$(9)	$0	$(1)
90-Day Eurodollar June Futures	Short	06/2016	1	0	0	0
90-Day Eurodollar March Futures	Short	03/2017	9	(7)	0	0
90-Day Eurodollar September Futures	Short	09/2016	10	(6)	0	0
Australia Government 10-Year Bond March Futures	Long	03/2016	15	5	0	(14)
Call Options Strike @ EUR 173.000 on Euro-Bund 10-Year Bond March Futures	Long	02/2016	116	0	0	0
Canada Government 10-Year Bond March Futures	Short	03/2016	20	(41)	1	(3)
Euro-Bobl March Futures	Long	03/2016	187	(173)	8	0
Euro-BONO March Future	Long	03/2016	1	(3)	1	0
Euro-BTP Italy Government Bond March Futures	Short	03/2016	73	99	0	(50)
Euro-Bund 10-Year Bond March Futures	Short	03/2016	128	284	0	(6)
Euro-Buxl 30-Year Bond March Futures	Short	03/2016	2	7	0	(1)
Euro-OAT France Government 10-Year Bond March Futures	Long	03/2016	13	(34)	3	0
Euro-Schatz March Futures	Long	03/2016	16	1	0	0
U.S. Treasury 5-Year Note March Futures	Long	03/2016	80	(20)	11	0
U.S. Treasury 10-Year Note March Futures	Long	03/2016	467	(69)	139	0
U.S. Treasury Ultra Long-Term Bond March Futures	Short	03/2016	1	0	0	(1)
United Kingdom Long Gilt March Futures	Short	03/2016	14	19	15	(7)

Total Futures Contracts				$53	$178	$(83)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount (2)	Market Value (3)	Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
CDX.HY-25 5-Year Index	5.000%	12/20/2020	$ 11,400	$159	$(86)	$19	$0
CDX.IG-25 5-Year Index	1.000	12/20/2020	17,200	101	(32)	3	0
iTraxx Europe Main 24 5-Year Index	1.000	12/20/2020	EUR 17,900	224	(63)	7	0
iTraxx Senior 24 5-Year Index	1.000	12/20/2020	1,500	19	3	0	(1)

				$503	$(178)	$29	$(1)

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2015	17

Schedule of Investments PIMCO Global Bond Portfolio (Unhedged) (Cont.)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
							Asset	Liability
Pay	3-Month CHF-LIBOR	0.050%	03/16/2026	CHF 600	$(14)	$(14)	$0	$(1)
Pay	3-Month SEK-LIBOR	1.013	01/23/2025	SEK 700	(3)	(3)	0	0
Pay	3-Month SEK-LIBOR	1.023	01/23/2025	600	(2)	(2)	0	0
Pay	3-Month SEK-LIBOR	1.033	01/23/2025	600	(2)	(2)	0	0
Pay	3-Month SEK-LIBOR	1.036	01/23/2025	700	(3)	(3)	0	0
Pay	3-Month SEK-LIBOR	1.080	01/26/2025	1,400	(4)	(4)	0	0
Pay	3-Month SEK-LIBOR	1.085	01/26/2025	1,600	(5)	(5)	0	0
Receive	3-fMonth USD-LIBOR*	1.300	05/06/2017	$ 79,700	(176)	(147)	0	(19)
Receive	3-Month USD-LIBOR	2.250	12/16/2022	58,500	(1,247)	(1,454)	0	(186)
Receive	3-Month USD-LIBOR	2.500	12/16/2025	13,200	(405)	(538)	0	(55)
Receive	3-Month USD-LIBOR*	2.250	06/15/2026	8,800	59	28	0	(32)
Pay	3-Month USD-LIBOR	2.500	12/16/2035	4,800	(48)	295	33	0
Pay	3-Month USD-LIBOR*	2.500	06/15/2046	5,800	(260)	(28)	46	0
Pay	3-Month ZAR-JIBAR	8.500	03/16/2026	ZAR 4,700	(21)	(20)	0	(4)
Receive	6-Month AUD-BBR-BBSW*	3.250	06/17/2026	AUD 600	(4)	1	5	0
Pay	6-Month EUR-EURIBOR*	0.150	03/16/2018	EUR 3,400	12	0	0	0
Pay	6-Month EUR-EURIBOR	0.500	03/16/2021	2,000	14	(16)	0	0
Pay	6-Month EUR-EURIBOR	2.500	03/21/2023	14,000	1,170	1,275	0	(1)
Pay	6-Month EUR-EURIBOR	1.000	11/30/2025	5,700	14	(80)	0	(4)
Pay	6-Month EUR-EURIBOR*	1.000	03/16/2026	5,600	(25)	2	0	(5)
Receive	6-Month EUR-EURIBOR	1.564	11/30/2045	2,300	26	120	6	0
Receive	6-Month EUR-EURIBOR	1.500	03/16/2046	4,900	165	12	14	0
Receive	6-Month GBP-LIBOR	1.500	03/16/2018	GBP 3,500	(32)	(1)	2	0
Receive	6-Month GBP-LIBOR	1.750	09/16/2018	9,200	(91)	(99)	6	0
Pay	6-Month GBP-LIBOR	1.750	03/16/2021	3,400	23	(4)	0	(8)
Receive	6-Month GBP-LIBOR*	2.000	03/16/2026	700	3	(5)	3	0
Receive	6-Month GBP-LIBOR	2.250	03/16/2046	800	(23)	(27)	9	0
Pay	6-Month JPY-LIBOR	0.150	03/22/2018	JPY 5,000,000	35	18	0	(1)
Receive	6-Month JPY-LIBOR	0.500	09/17/2021	2,710,000	(417)	(189)	0	(1)
Pay	6-Month JPY-LIBOR	0.750	12/20/2024	600,000	174	77	1	0
Pay	6-Month JPY-LIBOR	1.500	06/19/2033	2,060,000	1,799	1,826	0	(2)
Pay	6-Month JPY-LIBOR	1.250	06/17/2035	240,000	104	64	0	(1)
Pay	6-Month JPY-LIBOR	1.500	12/20/2044	130,000	84	78	0	(2)
Pay	28-Day MXN-TIIE	4.300	09/01/2016	MXN 88,000	19	6	2	0
Pay	28-Day MXN-TIIE	4.340	09/28/2017	34,400	2	(3)	2	0
Pay	28-Day MXN-TIIE	4.195	10/05/2017	26,200	(2)	(1)	1	0
Pay	28-Day MXN-TIIE	4.130	10/17/2017	76,000	(12)	1	4	0
Pay	28-Day MXN-TIIE	4.260	10/31/2017	54,700	(4)	(4)	3	0
Pay	28-Day MXN-TIIE	5.010	10/10/2019	65,500	(11)	13	7	0
Pay	28-Day MXN-TIIE	5.615	06/02/2020	67,700	45	20	6	0
Pay	28-Day MXN-TIIE	5.860	11/22/2022	13,800	(6)	(6)	2	0

					$931	$1,181	$152	$(322)

Total Swap Agreements					$1,434	$1,003	$181	$(323)

*	This security has a forward starting effective date. See Note 2a for further information.

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2015:

(f)	Securities with an aggregate market value of $5,477 and cash of $1,443 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2015. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$10	$178	$181	$369	$0	$(83)	$(323)	$(406)

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2015

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
AZD	01/2016	$	571	MYR	2,358	$0	$(24)

BOA	01/2016	BRL	1,706	$	436	5	0
	01/2016	$	437	BRL	1,706	0	(6)
	01/2016		3,277	INR	218,223	13	0
	02/2016	AUD	3,052	$	2,215	0	(5)
	02/2016	NZD	1,915		1,266	0	(41)
	02/2016	THB	20,567		573	2	0
	02/2016	$	694	NZD	1,035	12	0
	04/2016	DKK	6,359	$	943	15	0
	07/2016		18,891		2,853	85	0

BPS	01/2016	BRL	2,036		522	7	0
	01/2016	$	521	BRL	2,036	0	(6)
	01/2016		294	KRW	347,038	1	0
	02/2016	BRL	2,036	$	516	6	0
	02/2016	TWD	19,596		604	10	0
	09/2016	CNH	8,215		1,243	25	0

BRC	01/2016	IDR	2,774,060		199	0	(1)
	02/2016	INR	44,496		658	0	(9)
	02/2016	TWD	8,499		256	0	(2)
	03/2016	$	106	MXN	1,826	0	0
	09/2016	CNH	1,982	$	298	4	0

CBK	01/2016	BRL	7,150		1,831	24	0
	01/2016	EUR	1,620		1,745	2	(18)
	01/2016	KRW	2,294		2	0	0
	01/2016	MYR	1,600		370	0	(1)
	01/2016	$	1,842	BRL	7,150	0	(35)
	01/2016		1,893	EUR	1,744	2	0
	01/2016		214	KRW	248,133	0	(3)
	02/2016	EUR	1,679	$	1,843	17	0
	02/2016	GBP	2,952		4,451	99	0
	02/2016	$	1,560	DKK	10,645	0	(8)
	02/2016		282	JPY	34,500	5	0
	02/2016		1,215	SEK	10,530	34	0
	05/2016	BRL	5,993	$	1,716	260	0
	09/2016	CNH	991		149	2	0

DUB	01/2016	BRL	22,308		5,696	57	0
	01/2016	CNY	286		44	0	0
	01/2016	KRW	1,906,170		1,634	13	0
	01/2016	$	5,843	BRL	22,308	0	(205)
	02/2016	DKK	2,212	$	314	0	(8)
	02/2016	$	5,460	BRL	21,601	0	(54)
	04/2016	BRL	5,833	$	1,714	283	0
	04/2016	$	500	CNY	2,965	0	(53)

FBF	01/2016	BRL	3,459	$	886	11	0
	01/2016	KRW	171,783		150	4	0
	01/2016	$	893	BRL	3,459	0	(19)
	01/2016		3,266	KRW	3,793,786	0	(40)

GLM	01/2016	BRL	6,196	$	1,569	3	0
	01/2016	EUR	1,971		2,109	3	(36)
	01/2016	$	1,587	BRL	6,196	0	(21)
	01/2016		717	EUR	660	1	0
	01/2016		50	KRW	56,624	0	(2)
	02/2016		259	JPY	31,400	2	0
	02/2016		471	SGD	666	0	(2)
	03/2016	MXN	43,429	$	2,533	25	0

HUS	01/2016	BRL	6		2	0	0
	01/2016	EUR	4,768		5,081	0	(100)
	01/2016	$	2	BRL	6	0	0
	01/2016		206	CNH	1,313	0	(7)
	02/2016	DKK	18,490	$	2,672	0	(24)
	02/2016	NOK	1,845		214	6	0
	02/2016	$	8,508	GBP	5,633	0	(203)
	02/2016		313	NOK	2,720	0	(6)
	04/2016	DKK	28,413	$	4,201	53	0
	09/2016	CNH	991		149	2	0

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2015	19

Schedule of Investments PIMCO Global Bond Portfolio (Unhedged) (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
JPM	01/2016	BRL	7,983	$	2,511	$493	$0
	01/2016	CAD	4,634		3,478	129	0
	01/2016	DKK	2,591		396	19	0
	01/2016	INR	101,963		1,536	0	(1)
	01/2016	KRW	270,339		231	1	0
	01/2016	$	2,076	BRL	7,983	0	(58)
	01/2016		1,540	DKK	10,225	0	(51)
	01/2016		4,261	EUR	3,922	23	(21)
	01/2016		1,393	INR	93,218	12	0
	01/2016		737	KRW	849,810	1	(16)
	02/2016	CAD	104	$	78	3	0
	02/2016	DKK	2,305		328	0	(8)
	02/2016	EUR	1,350		1,478	10	0
	02/2016	GBP	463		700	17	0
	02/2016	IDR	6,833,010		478	0	(8)
	02/2016	JPY	1,542,400		12,550	0	(292)
	02/2016	SGD	662		467	1	0
	02/2016	$	3,224	CAD	4,297	0	(118)
	02/2016		51,453	JPY	6,293,795	951	0
	04/2016	CNY	13,826	$	2,150	66	0
	04/2016	DKK	6,341		941	15	0
	04/2016	$	1,830	CNY	10,861	0	(193)
	09/2016	CNH	15,356	$	2,323	46	0
	09/2016	$	608	CNH	3,964	0	(19)
	10/2016	DKK	28,499	$	4,340	148	0

MSB	01/2016		4,243		649	31	0
	01/2016	$	141	MYR	592	0	(4)
	02/2016		309	ILS	1,194	0	(2)
	05/2016	BRL	19,674	$	5,584	804	0

SCX	01/2016	INR	32,082		482	0	(1)
	01/2016	MYR	11,896		2,712	0	(45)
	01/2016	TRY	2,178		738	0	(5)
	01/2016	$	3,344	CAD	4,634	5	0
	02/2016	CAD	8,468	$	6,213	97	(5)
	02/2016	IDR	2,829,260		196	0	(5)
	02/2016	SGD	918		652	6	0
	02/2016	$	1,587	CHF	1,625	38	0
	05/2016		474	ZAR	7,048	0	(29)

SOG	01/2016	IDR	3,208,500	$	230	0	(1)
	01/2016	INR	43,842		660	0	(1)
	01/2016	KRW	513,752		445	8	0
	01/2016	$	1,395	MYR	5,972	0	(11)
	02/2016	TWD	7,381	$	223	0	(1)

UAG	01/2016	BRL	1,282		332	8	0
	01/2016	EUR	1,870		2,031	0	(1)
	01/2016	$	328	BRL	1,282	0	(4)
	01/2016		4,265	EUR	3,903	0	(24)
	01/2016		1,188	INR	78,570	0	(4)
	01/2016		370	KRW	424,737	0	(9)
	01/2016		545	MYR	2,265	0	(20)
	02/2016	EUR	3,538	$	3,867	20	0
	02/2016	$	329	BRL	1,282	0	(8)
	05/2016		486	PLN	1,934	6	0
	09/2016	CNH	4,933	$	746	15	0
	09/2016	$	4,200	CNH	27,384	0	(139)

Total Forward Foreign Currency Contracts						$4,066	$(2,043)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date		Notional Amount	Cost	Market Value
DUB	Call - OTC USD versus BRL	BRL	4.000	03/28/2016	$	300	$14	$16

FBF	Call - OTC USD versus BRL		4.000	03/28/2016		1,600	70	85

GLM	Call - OTC USD versus JPY	JPY	125.100	01/27/2016		1,300	9	1

MSB	Call - OTC USD versus JPY		137.000	01/25/2016		50,100	5	0

SCX	Call - OTC USD versus CNY	CNY	6.520	10/31/2016		62	19	43

							$117	$145

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2015

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount	Cost	Market Value
JPM	Put - OTC Fannie Mae 3.000% due 02/01/2046	$70.000	02/04/2016	$3,000	$0	$0
	Put - OTC Fannie Mae 3.500% due 02/01/2046	73.000	02/04/2016	4,000	0	0

					$0	$0

Total Purchased Options					$117	$145

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC CDX.IG-25 5-Year Index	Sell	0.950%	01/20/2016	$	1,200	$(2)	$(1)

BRC	Put - OTC CDX.IG-25 5-Year Index	Sell	0.950	01/20/2016		1,900	(4)	(1)

CBK	Put - OTC CDX.IG-25 5-Year Index	Sell	0.950	01/20/2016		600	(1)	(1)

GST	Call - OTC CDX.IG-25 5-Year Index	Buy	0.700	01/20/2016		1,800	(1)	0
	Put - OTC CDX.IG-25 5-Year Index	Sell	0.900	01/20/2016		1,800	(4)	(3)

							$(12)	$(6)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Premiums (Received)	Market Value
AZD	Call - OTC USD versus CNY	CNY	7.000	11/01/2016	$400	$(5)	$(6)

CBK	Call - OTC USD versus RUB	RUB	71.500	03/09/2016	300	(6)	(14)

DUB	Put - OTC USD versus BRL	BRL	3.800	03/28/2016	300	(6)	(5)
	Call - OTC USD versus BRL		4.300	03/28/2016	300	(6)	(8)

FBF	Put - OTC USD versus BRL		3.800	03/28/2016	1,600	(34)	(24)
	Call - OTC USD versus BRL		4.300	03/28/2016	1,600	(33)	(41)

GLM	Put - OTC USD versus JPY	JPY	117.350	01/27/2016	2,700	(19)	(5)
	Put - OTC USD versus KRW	KRW	1,092.500	01/20/2016	200	(2)	0

HUS	Call - OTC USD versus CNY	CNY	6.600	02/05/2016	800	(9)	(5)

JPM	Call - OTC USD versus CNY		6.600	02/05/2016	740	(9)	(5)
	Put - OTC USD versus KRW	KRW	1,082.500	01/19/2016	600	(5)	0
	Put - OTC USD versus KRW		1,092.500	01/20/2016	700	(5)	0

MSB	Call - OTC USD versus RUB	RUB	70.000	02/02/2016	300	(5)	(14)

SOG	Call - OTC USD versus CNY	CNY	7.000	11/01/2016	1,100	(13)	(18)

						$(157)	$(145)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BRC	Call - OTC 5-Year Interest Rate Swap*	6-Month EUR-EURIBOR	Receive	0.400%	04/29/2016	EUR	3,900	$(14)	$0
	Put - OTC 5-Year Interest Rate Swap*	6-Month EUR-EURIBOR	Pay	1.400	04/29/2016		3,900	(34)	(83)
	Call - OTC 10-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	1.700	03/10/2016	GBP	2,300	(18)	(7)
	Put - OTC 10-Year Interest Rate Swap	6-Month GBP-LIBOR	Pay	2.250	03/10/2016		2,300	(13)	(15)
	Call - OTC 30-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	1.800	01/12/2016		1,800	(31)	0
	Put - OTC 30-Year Interest Rate Swap	6-Month GBP-LIBOR	Pay	2.400	01/12/2016		1,800	(29)	0

JPM	Call - OTC 10-Year Interest Rate Swap	6-Month GBP-LIBOR	Receive	1.750	02/01/2016		2,700	(20)	(3)
	Put - OTC 10-Year Interest Rate Swap	6-Month GBP-LIBOR	Pay	2.300	02/01/2016		2,700	(18)	(2)

								$(177)	$(110)

Total Written Options								$(346)	$(261)

*	This security has a forward starting effective date. See Note 2a for further information.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2015	21

Schedule of Investments PIMCO Global Bond Portfolio (Unhedged) (Cont.)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED DECEMBER 31, 2015:

	# of Contracts	Notional Amount in $	Notional Amount in AUD		Notional Amount in EUR		Notional Amount in GBP		Notional Amount in NZD		Premiums
Balance at Beginning of Period	0	$47,300	AUD	0	EUR	25,900	GBP	4,400	NZD	0	$(1,091)
Sales	24	61,940		4,400		89,080		32,800		7,300	(1,074)
Closing Buys	0	(33,600)		0		(30,700)		(5,600)		(7,300)	812
Expirations	(12)	(42,800)		(4,400)		(61,540)		(13,600)		0	536
Exercised	(12)	(14,900)		0		(14,940)		(4,400)		0	471

Balance at End of Period	0	$17,940	AUD	0	EUR	7,800	GBP	13,600	NZD	0	$(346)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION (1)

Counterparty	Reference Entity	Fixed (Pay) Rate		Maturity Date	Implied Credit Spread at December 31, 2015 (3)	Notional Amount (4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Commerzbank AG	(1.000%	)	12/20/2023	2.232%	$ 1,100	$113	$(20)	$93	$0
	Springleaf Finance Corp.	(1.370%	)	12/20/2017	1.966	100	0	1	1	0

BRC	WPP Group PLC	(3.750%	)	06/20/2017	0.160	GBP 1,000	0	(80)	0	(80)

GST	UST, Inc.	(0.720%	)	03/20/2018	0.078	$ 1,000	0	(15)	0	(15)

MYC	UBS AG	(1.000%	)	03/20/2017	0.922	2,400	(4)	1	0	(3)

RYL	Cleveland Electric Illuminating Co.	(0.940%	)	06/20/2017	0.201	1,000	0	(11)	0	(11)

UAG	Mohawk Industries, Inc.	(1.550%	)	03/20/2016	0.078	1,000	0	(4)	0	(4)

							$109	$(128)	$94	$(113)

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION (2)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2015 (3)	Notional Amount (4)	Premiums (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BOA	France Government International Bond	0.250%	03/20/2020	0.195%	$ 1,500	$(11)	$15	$4	$0
	Volkswagen International Finance NV	1.000%	12/20/2016	1.169	EUR 500	(3)	2	0	(1)

BRC	Brazil Government International Bond	1.000%	03/20/2023	5.234	$ 800	(43)	(145)	0	(188)
	France Government International Bond	0.250%	03/20/2020	0.195	400	(3)	4	1	0

CBK	Brazil Government International Bond	1.000%	03/20/2016	1.120	1,400	(13)	13	0	0
	France Government International Bond	0.250%	03/20/2020	0.195	600	(5)	6	1	0
	France Government International Bond	0.250%	06/20/2020	0.212	100	(1)	1	0	0
	Spain Government International Bond	1.000%	03/20/2019	0.620	9,800	(175)	296	121	0
	Tesco PLC	1.000%	12/20/2020	2.886	EUR 100	(8)	(1)	0	(9)

GST	Chesapeake Energy Corp.	5.000%	06/20/2019	45.362	$ 200	(13)	(118)	0	(131)
	France Government International Bond	0.250%	03/20/2020	0.195	2,600	(24)	30	6	0
	France Government International Bond	0.250%	06/20/2020	0.212	300	(2)	3	1	0

HUS	France Government International Bond	0.250%	03/20/2020	0.195	300	(2)	3	1	0

JPM	France Government International Bond	0.250%	03/20/2020	0.195	1,100	(8)	11	3	0
	France Government International Bond	0.250%	06/20/2020	0.212	200	(1)	1	0	0
	Russia Government International Bond	1.000%	09/20/2016	1.591	1,000	(14)	10	0	(4)
	Tesco PLC	1.000%	12/20/2020	2.886	EUR 200	(16)	(3)	0	(19)

MYC	Brazil Government International Bond	1.000%	06/20/2019	4.369	$ 1,000	(22)	(84)	0	(106)
	France Government International Bond	0.250%	03/20/2020	0.195	400	(3)	4	1	0
	Spain Government International Bond	1.000%	03/20/2019	0.620	1,200	(24)	39	15	0

SOG	Tesco PLC	1.000%	12/20/2020	2.886	EUR 500	(43)	(4)	0	(47)

						$(434)	$83	$154	$(505)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION (1)

Counterparty	Index/Tranches	Fixed (Pay) Rate	Maturity Date	Notional Amount (4)		Premiums Paid	Unrealized Appreciation	Swap Agreements, at Value (5)
								Asset	Liability
BOA	iTraxx Europe Subordinated 23 5-Year Index	(1.000%)	12/20/2020	EUR	500	$11	$3	$14	$0

BPS	iTraxx Europe Subordinated 23 5-Year Index	(1.000)	12/20/2020		2,000	44	13	57	0

BRC	iTraxx Europe Subordinated 23 5-Year Index	(1.000)	12/20/2020		400	9	3	12	0

						$64	$19	$83	$0

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2015

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

CROSS-CURRENCY SWAPS

Counterparty	Receive	Pay	Maturity Date (6)	Notional Amount of Currency Received	Notional Amount of Currency Delivered		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Floating rate equal to 3-Month EUR-EURIBOR less 0.100% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	03/16/2021	EUR 5,600		$6,143	$(19)	$34	$15	$0
	Floating rate equal to 3-Month EUR-EURIBOR less 0.200% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	03/16/2026	930		1,008	3	12	15	0

BPS	Floating rate equal to 3-Month EUR-EURIBOR less 0.100% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	12/16/2020	5,200		5,637	6	71	77	0
	Floating rate equal to 3-Month EUR-EURIBOR less 0.100% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	03/16/2021	4,700		5,156	(4)	16	12	0

CBK	Floating rate equal to 3-Month EUR-EURIBOR less 0.100% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	03/16/2021	8,300		9,105	(27)	49	22	0
	Floating rate equal to 3-Month EUR-EURIBOR less 0.200% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	03/16/2026	3,220		3,491	39	14	53	0

DUB	Floating rate equal to 3-Month EUR-EURIBOR less 0.100% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	03/16/2021	7,000		7,679	(5)	23	18	0

GLM	Floating rate equal to 3-Month EUR-EURIBOR less 0.200% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	03/16/2026	1,500		1,626	24	1	25	0

MYC	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency received	Floating rate equal to 3-Month JPY-LIBOR less 0.9075% based on the notional amount of currency delivered	03/16/2021	$901	JPY	110,000	(8)	(4)	0	(12)

							$9	$216	$237	$(12)

(6)	At the maturity date, the notional amount of the currency received will be exchanged back for the notional amount of the currency delivered.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2015	23

Schedule of Investments PIMCO Global Bond Portfolio (Unhedged) (Cont.)

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	3-Month KRW-KWCDC	1.860%	12/01/2020	KRW	757,900	$0	$4	$4	$0

BPS	Pay	1-Year BRL-CDI	12.230	01/04/2021	BRL	4,100	4	(117)	0	(113)
	Receive	1-Year BRL-CDI	16.150	01/04/2021		100	0	0	0	0

CBK	Pay	3-Month KRW-KWCDC	1.863	12/01/2020	KRW	469,700	0	3	3	0

DUB	Pay	3-Month KRW-KWCDC	1.860	12/01/2020		2,273,700	0	12	12	0

GLM	Receive	1-Year BRL-CDI	16.150	01/04/2021	BRL	7,600	4	9	13	0

JPM	Pay	1-Year BRL-CDI	11.320	01/04/2016		5,700	(1)	(9)	0	(10)

MYC	Receive	1-Year BRL-CDI	16.150	01/04/2021		2,000	2	2	4	0

NGF	Pay	3-Month KRW-KWCDC	1.863	12/01/2020	KRW	757,900	0	4	4	0

							$9	$(92)	$40	$(123)

VOLATILITY SWAPS

Counterparty	Pay/Receive Volatility	Reference Entity	Volatility Strike	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
DUB	Pay	EUR versus CHF 1-Year ATM Implied Volatility	8.350%	08/16/2016	$	7	$0	$12	$12	$0
	Pay	EUR versus CHF 1-Year ATM Implied Volatility	8.450	08/16/2016		3	0	5	5	0
	Pay	EUR versus CHF 1-Year ATM Implied Volatility	8.650	08/16/2016		3	0	6	6	0
	Pay	EUR versus CHF 1-Year ATM Implied Volatility	8.700	08/16/2016		4	0	8	8	0
	Pay	EUR versus CHF 1-Year ATM Implied Volatility	8.800	08/16/2016		3	0	6	6	0
	Pay	EUR versus CHF 1-Year ATM Implied Volatility	9.000	08/16/2016		3	0	7	7	0
	Pay	EUR versus CHF 1-Year ATM Implied Volatility	8.400	12/06/2016		2	0	2	2	0
	Receive	USD versus CHF 1-Year ATM Implied Volatility	10.250	08/16/2016		3	0	0	0	0
	Receive	USD versus CHF 1-Year ATM Implied Volatility	10.450	08/16/2016		3	0	0	0	0
	Receive	USD versus CHF 1-Year ATM Implied Volatility	10.550	08/16/2016		7	0	(1)	0	(1)
	Receive	USD versus CHF 1-Year ATM Implied Volatility	10.900	08/16/2016		4	0	(4)	0	(4)
	Receive	USD versus CHF 1-Year ATM Implied Volatility	11.200	08/16/2016		6	0	(7)	0	(7)
	Receive	USD versus CHF 1-Year ATM Implied Volatility	10.800	12/06/2016		2	0	(1)	0	(1)

							$0	$33	$46	$(13)

Total Swap Agreements							$(243)	$131	$654	$(766)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of December 31, 2015:

(h)	Securities with an aggregate market value of $1,002 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2015.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (7)
AZD	$0	$0	$0	$0	$(24)	$(6)	$0	$(30)	$(30)	$0	$(30)
BOA	132	0	146	278	(52)	(1)	(1)	(54)	224	(290)	(66)
BPS	49	0	146	195	(6)	0	(113)	(119)	76	0	76
BRC	4	0	13	17	(12)	(106)	(268)	(386)	(369)	345	(24)
CBK	445	0	200	645	(65)	(15)	(9)	(89)	556	(600)	(44)
DUB	353	16	76	445	(320)	(13)	(13)	(346)	99	(270)	(171)
FBF	15	85	0	100	(59)	(65)	0	(124)	(24)	0	(24)
GLM	34	1	38	73	(61)	(5)	0	(66)	7	0	7
GST	0	0	7	7	0	(3)	(146)	(149)	(142)	264	122
HUS	61	0	1	62	(340)	(5)	0	(345)	(283)	276	(7)
JPM	1,935	0	3	1,938	(785)	(10)	(33)	(828)	1,110	(1,030)	80
MSB	835	0	0	835	(6)	(14)	0	(20)	815	(730)	85
MYC	0	0	20	20	0	0	(121)	(121)	(101)	0	(101)
NGF	0	0	4	4	0	0	0	0	4	0	4
RYL	0	0	0	0	0	0	(11)	(11)	(11)	0	(11)
SCX	146	43	0	189	(90)	0	0	(90)	99	0	99
SOG	8	0	0	8	(14)	(18)	(47)	(79)	(71)	0	(71)
UAG	49	0	0	49	(209)	0	(4)	(213)	(164)	117	(47)

Total Over the Counter	$4,066	$145	$654	$4,865	$(2,043)	$(261)	$(766)	$(3,070)

(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

24	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2015

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$10	$10
Futures	0	0	0	0	178	178
Swap Agreements	0	29	0	0	152	181

	$0	$29	$0	$0	$340	$369

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$4,066	$0	$4,066
Purchased Options	0	0	0	145	0	145
Swap Agreements	0	331	0	283	40	654

	$0	$331	$0	$4,494	$40	$4,865

	$0	$360	$0	$4,494	$380	$5,234

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$83	$83
Swap Agreements	0	1	0	0	322	323

	$0	$1	$0	$0	$405	$406

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,043	$0	$2,043
Written Options	0	6	0	145	110	261
Swap Agreements	0	618	0	25	123	766

	$0	$624	$0	$2,213	$233	$3,070

	$0	$625	$0	$2,213	$638	$3,476

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended December 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(6)	$(6)
Written Options	0	0	0	0	5	5
Futures	0	0	0	0	(854)	(854)
Swap Agreements	0	(260)	0	0	2,256	1,996

	$0	$(260)	$0	$0	$1,401	$1,141

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$7,881	$0	$7,881
Purchased Options	0	(4)	0	43	0	39
Written Options	0	116	0	804	166	1,086
Swap Agreements	0	(154)	0	(4,508)	141	(4,521)

	$0	$(42)	$0	$4,220	$307	$4,485

	$0	$(302)	$0	$4,220	$1,708	$5,626

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$4	$4
Futures	(123)	0	0	0	(306)	(429)
Swap Agreements	0	(84)	0	0	(1,820)	(1,904)

	$(123)	$(84)	$0	$0	$(2,122)	$(2,329)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(2,469)	$0	$(2,469)
Purchased Options	0	0	0	(142)	(67)	(209)
Written Options	0	(28)	0	51	164	187
Swap Agreements	0	62	0	1,378	(70)	1,370

	$0	$34	$0	$(1,182)	$27	$(1,121)

	$(123)	$(50)	$0	$(1,182)	$(2,095)	$(3,450)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2015	25

Schedule of Investments PIMCO Global Bond Portfolio (Unhedged) (Cont.)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2015 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2015
Investments in Securities, at Value
Australia
Non-Agency Mortgage-Backed Securities	$0	$79	$0	$79
Sovereign Issues	0	1,095	0	1,095
Bermuda
Bank Loan Obligations	0	0	2,900	2,900
Brazil
Corporate Bonds & Notes	0	1,836	0	1,836
Canada
Non-Agency Mortgage-Backed Securities	0	1,031	0	1,031
Sovereign Issues	0	6,714	0	6,714
Cayman Islands
Asset-Backed Securities	0	1,608	0	1,608
Denmark
Corporate Bonds & Notes	0	16,371	0	16,371
France
Corporate Bonds & Notes	0	1,806	0	1,806
Sovereign Issues	0	13,390	0	13,390
Germany
Corporate Bonds & Notes	0	6,437	0	6,437
Sovereign Issues	0	3,387	0	3,387
Greece
Corporate Bonds & Notes	0	319	0	319
Sovereign Issues	0	723	0	723
Guernsey, Channel Islands
Corporate Bonds & Notes	0	330	0	330
Ireland
Corporate Bonds & Notes	0	3,000	0	3,000
Italy
Corporate Bonds & Notes	0	1,413	0	1,413
Non-Agency Mortgage-Backed Securities	0	1,232	0	1,232
Sovereign Issues	0	16,802	0	16,802
Japan
Corporate Bonds & Notes	0	298	0	298
Mexico
Sovereign Issues	0	2,853	0	2,853
Netherlands
Asset-Backed Securities	0	317	0	317
Corporate Bonds & Notes	0	4,414	0	4,414
Norway
Corporate Bonds & Notes	0	1,332	0	1,332
Sovereign Issues	0	207	0	207
Portugal
Corporate Bonds & Notes	0	631	0	631
Slovenia
Sovereign Issues	0	5,027	0	5,027
South Korea
Sovereign Issues	0	1,107	0	1,107
Spain
Corporate Bonds & Notes	0	536	0	536
Sovereign Issues	0	11,170	0	11,170

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2015
Supranational
Corporate Bonds & Notes	$0	$1,079	$0	$1,079
Switzerland
Corporate Bonds & Notes	0	1,697	0	1,697
Sovereign Issues	0	153	0	153
United Arab Emirates
Sovereign Issues	0	1,626	0	1,626
United Kingdom
Corporate Bonds & Notes	0	7,406	0	7,406
Sovereign Issues	0	8,704	0	8,704
United States
Asset-Backed Securities	0	7,944	0	7,944
Corporate Bonds & Notes	0	10,482	0	10,482
Municipal Bonds & Notes	0	1,886	0	1,886
Non-Agency Mortgage-Backed Securities	0	23,438	1,080	24,518
Preferred Securities	84	0	0	84
U.S. Government Agencies	0	9,934	0	9,934
U.S. Treasury Obligations	0	42,672	0	42,672
Virgin Islands (British)
Corporate Bonds & Notes	0	99	0	99
Short-Term Instruments
Certificates of Deposit	0	1,701	0	1,701
	$84	$224,286	$3,980	$228,350

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	18,612	0	0	18,612

Total Investments	$18,696	$224,286	$3,980	$246,962

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(30,670)	$0	$(30,670)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	178	191	0	369
Over the counter	0	4,865	0	4,865
	$178	$5,056	$0	$5,234

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(83)	(323)	0	(406)
Over the counter	0	(3,070)	0	(3,070)
	$(83)	$(3,393)	$0	$(3,476)

Totals	$18,791	$195,279	$3,980	$218,050

There were no significant transfers between Levels 1 and 2 during the period ended December 31, 2015.

26	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2015

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the period ended December 31, 2015:

Category and Subcategory	Beginning Balance at 12/31/2014	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2015	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2015 (1)
Investments in Securities, at Value
Bermuda
Bank Loan Obligations	$3,159	$0	$(206)	$(4)	$(1)	$(48)	$0	$0	$2,900	$(48)
United States
Corporate Bonds & Notes	1,319	0	(217)	(7)	(2)	(76)	0	(1,017)	0	0
Mortgage-Backed Securities	1,420	0	(347)	1	9	(3)	0	0	1,080	(13)

Totals	$5,898	$0	$(770)	$(10)	$6	$(127)	$0	$(1,017)	$3,980	$(61)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 12/31/2015	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Bermuda
Bank Loan Obligations	$2,900	Proxy Pricing	Base Price	99.50
United States
Mortgage-Backed Securities	983	Proxy Pricing	Base Price	94.24
	97	Third Party Vendor	Broker Quote	74.00

Total	$3,980

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at December 31, 2015 may be due to an investment no longer held or categorized as Level 3 at period end.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2015	27

Notes to Financial Statements

1. ORGANIZATION

The PIMCO Global Bond Portfolio (Unhedged) (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Institutional, Administrative and Advisor. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies are recorded as dividend income. Long-term capital gain distributions received from registered investment companies are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract (see Financial Derivative Instruments, if any). Realized foreign exchange gains or losses arising from sales of spot foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains and losses arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the Portfolio. Class

28	PIMCO VARIABLE INSURANCE TRUST

December 31, 2015

specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Portfolio’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of transactions that may cause character differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed (overdistributed) net realized gains (losses) and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) New Accounting Pronouncements  In June 2014, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2014-11, that expanded secured borrowing accounting for certain repurchase agreements. The ASU also sets forth additional disclosure requirements for certain transactions accounted for as sales in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. The ASU became effective prospectively for annual periods beginning after December 15, 2014, and interim periods beginning after March 15, 2015. The Portfolio has adopted the ASU. The financial statements have been modified to provide enhanced disclosures surrounding secured borrowing transactions, if any. See the Notes to Schedule of Investments for additional details.

In August 2014, the FASB issued ASU 2014-15 requiring management to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the entity’s ability to continue as a going concern. The ASU is effective prospectively for annual periods ending after December 15, 2016, and interim periods thereafter. At this time, management is evaluating the implications of these changes on the financial statements.

In May 2015, the FASB issued ASU 2015-07 which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the NAV per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of the Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets attributable to the Portfolio or class, less any liabilities, by the total number of shares outstanding of the Portfolio or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Portfolio reserves the right to change the time its NAV is calculated if the Portfolio closes earlier, or as permitted by the SEC.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information

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Notes to Financial Statements (Cont.)

from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services or other pricing sources. With respect to any portion of the Portfolio’s assets that are invested in one or more open-end management investment companies (other than exchange-traded funds (“ETFs”)), a Portfolio’s NAV will be calculated based upon the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. Foreign (non-U.S.) exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board (“Valuation Oversight Committee”), generally based on recommendations provided by the Adviser. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

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When a Portfolio uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1 — Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the method utilized in valuing the investments. Transfers from Level 2 to Level 3 are a result of a change, in the normal course of business, from the use of valuation methods used by third-party pricing services (Level 2) to the use of a broker quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data (Level 3). Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by third-party pricing services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers in and out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their

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Notes to Financial Statements (Cont.)

internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemption where the inputs to the NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Prior to July 31, 2015, short-term investments having a maturity of 60 days or less and repurchase agreements were generally valued at amortized cost which approximates fair value. Short-term debt instruments having a remaining maturity of 60 days or less are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. Other than swap agreements, which are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services or other pricing sources, these contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange (if available). For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation

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Oversight Committee. Significant changes in the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Adviser may elect to obtain Broker Quotes directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

The validity of the fair value is reviewed by the Adviser on a periodic basis and may be amended in accordance with the Trust’s valuation procedures.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio III (“Central Fund”) to the extent permitted by the Act and rules thereunder. The Central Fund is a registered investment company created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Fund are money market and short maturity fixed income instruments. The Central Fund may incur expenses related to its investment activities, but does not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Fund is considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in these affiliated Funds for the period ended December 31, 2015 (amounts in thousands†):

Investments in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2014	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2015	Dividend Income (1)	Realized Net Capital Gain Distributions (1)
$0	$26,488	$(7,800)	$(4)	$(72)	$18,612	$89	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	A portion of this may be recharacterized to return of capital and reflected as such on tax forms mailed to shareholders on or about January 31st following each calendar year.

(b) Investments in Securities

Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

Loan Participations, Assignments and Originations  The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by a Portfolio. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments from lenders it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Portfolio may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Portfolio may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

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Notes to Financial Statements (Cont.)

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Portfolio may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. As of December 31, 2015, the Portfolio had no unfunded loan commitments outstanding.

Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Portfolio’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the Portfolio may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Payment In-Kind Securities  The Portfolio may invest in payment in-kind securities (“PIKs”). PIKs may give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same term, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation or depreciation on investments to interest receivable on the Statement of Assets and Liabilities.

Restricted Securities  The Portfolio may invest in securities that are subject to legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered or exempted from such registration before being sold to the public. Private placement securities

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are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted securities outstanding at December 31, 2015 are disclosed in the Notes to Schedule of Investments.

U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

The Portfolio may engage in strategies where it seeks to extend the expiration or maturity of a position, such as a To Be Announced (“TBA”) security on an underlying asset, by closing out the position before expiration and opening a new position with respect to the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statement of Assets and Liabilities as an asset or liability, respectively.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location of these instruments is described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Sale-Buybacks  The Portfolio may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(b) Short Sales  The Portfolio may enter into short sales transactions. A short sale is a transaction in which the Portfolio sells securities it may not own in anticipation of a decline in the fair value of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio is obligated to deliver securities at the trade price at the time the short position is covered. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

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Notes to Financial Statements (Cont.)

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  The Portfolio may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“Futures Variation Margin”). Gains or losses are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  The Portfolio may write or purchase options to enhance returns or to hedge an existing position or future investment. The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio, as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed.

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Options on Exchange-Traded Futures Contracts  The Portfolio may write or purchase options on exchange-traded futures contracts (“Futures Option”) to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Credit Default Swaptions  The Portfolio may write or purchase credit default swaptions to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection to a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Interest Rate Swaptions  The Portfolio may write or purchase interest rate swaptions which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Foreign Currency Options  The Portfolio may write or purchase foreign currency options. Purchasing foreign currency options gives the Portfolio the right, but not the obligation to buy or sell the currency with specified amounts of currency and a rate of exchange that may be exercised by a certain date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Options on Securities  The Portfolio may write or purchase options on securities. An option uses a specified security as the underlying instrument for the option contract. The Portfolio may write or purchase options to enhance returns or to hedge an existing position or future investment.

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are included within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

For purposes of applying the Portfolio’s investment policies and restrictions, swap agreements are generally valued by the Portfolio at market value. In the case of a credit default swap (see below), however, in applying certain of the Portfolio’s investment policies and restrictions, the Portfolio will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions. For example, the Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines (if any) because such value reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these

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Notes to Financial Statements (Cont.)

agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements  A Portfolio may use credit default swaps on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting

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values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Cross-Currency Swap Agreements  The Portfolio may enter into cross-currency swap agreements to gain or mitigate exposure to currency risk. Cross-currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates. The exchange of currencies at the inception date of the contract takes place at the current spot rate. The re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties based on interest rates available in the two currencies at the inception of the contract. The terms of cross-currency swap contracts may extend for many years. Cross-currency swaps are usually negotiated with commercial and investment banks. Some cross-currency swaps may not provide for exchanging principal cash flows, but only for exchanging interest cash flows.

Interest Rate Swap Agreements  The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Volatility Swap Agreements  The Portfolio also may enter into forward volatility agreements, also known as volatility swaps. In a volatility swap, the counterparties agree to make payments in connection with changes in the volatility (i.e., the magnitude of change over a specified period of time) of an underlying referenced instrument, such as a currency, rate, index, security or other financial instrument. Volatility swaps permit the parties to attempt to hedge volatility risk and/or take positions on the projected future volatility of an underlying referenced instrument. For example, the Portfolio may enter into a volatility swap in order to take the position that the referenced instrument’s volatility will increase over a particular period of time. If the referenced instrument’s volatility does increase over the specified time, the Portfolio will receive payment from its counterparty based upon the amount by which the referenced instrument’s realized volatility level exceeds a volatility level agreed upon by the parties. If the referenced instrument’s volatility does not increase over the specified time, the Portfolio will make a payment to the counterparty based upon the amount by which the referenced instrument’s realized volatility level falls below the volatility level agreed upon by the parties. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price volatility of the referenced instrument and the strike multiplied by the notional amount. As a receiver of the realized price volatility, the Portfolio would receive the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would owe the payoff amount when the volatility is less than the strike. As a payer of the realized price volatility, the Portfolio would owe the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would receive the payoff amount when the volatility is less than the strike. Payments on a volatility swap will be greater if they are based upon the mathematical square of volatility (i.e., the measured volatility multiplied by itself, which is referred to as “variance”). This type of volatility swap is frequently referred to as a variance swap.

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Notes to Financial Statements (Cont.)

7. PRINCIPAL RISKS

In the normal course of business, the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in financial derivative instruments and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Portfolio may lose money if these changes are not anticipated by the Portfolio’s management. The Portfolio may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Duration is a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. Convexity is an additional measure of interest rate sensitivity that measures the rate of change of duration in response to changes in interest rates. Fixed income securities with longer durations tend to be more sensitive to changes in interest rate, usually making them more volatile than securities with shorter durations. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). At present, the U.S. is experiencing historically low interest rates. The Portfolio may be subject to heightened interest rate risk because the Fed has ended its quantitative easing program and has begun, and may continue, to raise interest rates. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause the Portfolio to lose value. If the Portfolio lost enough value, the Portfolio could face increased redemptions by shareholders, which could further impair its performance.

To the extent that the Portfolio may invest in securities and instruments that are economically tied to Russia, the Portfolio is subject to various risks such as, but not limited to political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, and unpredictable taxation. Investments in Russia are particularly subject to the risk that further economic sanctions may be imposed by the United States and/or other countries. Such sanctions — which may impact companies in many sectors, including energy, financial services and defense, among others — may negatively impact the Portfolio’s performance and/or ability to achieve its investment objective. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, difficulties in obtaining accurate prices, a smaller market capitalization and a smaller number of traded securities. Settlement, clearing and registration of securities transactions are subject to risks, which may result in significant delays or problems in registering the transfer of securities, including issues with foreign nominee accounts held with custodian banks. It is possible that the ownership rights of the Portfolio could be lost through fraud or negligence. In addition, it may be difficult for the Portfolio to enforce any rights it may have in the event of loss of share registration. Adverse currency exchange rates are a risk and there may be a lack of available currency hedging instruments. Investments in Russia may be subject to the risk of nationalization or expropriation of assets. Oil, natural gas, metals, and timber account for a significant portion of Russia’s exports, leaving the country vulnerable to swings in world prices.

If the Portfolio invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivative instruments that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency-denominated securities may reduce the Portfolio’s returns.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a

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particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges, where applicable. For financial derivative instruments traded on exchanges or clearinghouses, the primary credit risk is the creditworthiness of the Portfolio’s clearing broker or the exchange or clearinghouse itself. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivative instruments contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities and financial derivative instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. PIMCO, as the Adviser, minimizes counterparty risks to the Portfolio through a number of ways. Prior to entering into transactions with a new counterparty, the PIMCO Counterparty Risk Committee conducts an extensive credit review of such counterparty and must approve the use of such counterparty. Furthermore, pursuant to the terms of the underlying contract, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold, such counterparty shall advance collateral to the Portfolio in the form of cash or securities equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

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Notes to Financial Statements (Cont.)

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared over the counter (“OTC”) derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk is significantly reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of an FCM default scenario further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”)

and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.50%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel

42	PIMCO VARIABLE INSURANCE TRUST

December 31, 2015

retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $35,000, plus $3,600 for each Board meeting attended in person, $750 for each committee meeting attended and $750 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $5,000, the valuation oversight committee lead receives an additional annual retainer of $3,250 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads) and the governance committee chair receives an additional annual retainer of $1,500.

These expenses are allocated on a pro rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio, which does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8 and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The transaction costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2015, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$1,085,074	$1,088,749	$167,129	$188,871

ANNUAL REPORT	DECEMBER 31, 2015	43

Notes to Financial Statements (Cont.)

12. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2015		Year Ended 12/31/2014
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	82	$945	144	$1,809
Administrative Class	2,648	30,650	3,647	46,145
Advisor Class	423	4,907	713	9,021
Issued as reinvestment of distributions
Institutional Class	11	133	31	377
Administrative Class	372	4,305	1,177	14,476
Advisor Class	54	628	167	2,056
Cost of shares redeemed
Institutional Class	(115)	(1,326)	(98)	(1,222)
Administrative Class	(6,731)	(77,717)	(6,029)	(76,039)
Advisor Class	(574)	(6,657)	(666)	(8,376)
Net increase (decrease) resulting from Portfolio share transactions	(3,830)	$(44,132)	(914)	$(11,753)

As of December 31, 2015, three shareholders each owned 10% or more of the Portfolio’s total outstanding shares comprising 80% of the Portfolio. One shareholder is a related party and comprises 33% of the Portfolio. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

13. REGULATORY AND LITIGATION MATTERS

The Portfolio is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

PIMCO has received a Wells Notice from the staff of the U.S. Securities and Exchange Commission (“SEC”) that relates to the PIMCO Total Return Active Exchange-Traded Fund (“BOND”), a series of PIMCO ETF Trust. The notice indicates the staff’s preliminary determination to recommend that the SEC commence a civil action against PIMCO stemming from a non-public investigation relating to BOND. A Wells Notice is neither a formal allegation of wrongdoing nor a finding that any law was violated.

This matter principally pertains to the valuation of smaller sized positions in non-agency mortgage-backed securities purchased by BOND between its inception on February 29, 2012 and June 30, 2012, BOND’s performance disclosures for that period, and PIMCO’s compliance policies and procedures related to these matters.

The Wells process provides PIMCO with the opportunity to demonstrate to the SEC staff why it believes its conduct was appropriate, in keeping with industry standards, and that no action should be taken. PIMCO believes that this matter is unlikely to have a material adverse effect on any Portfolio or on PIMCO’s ability to provide investment management services to any Portfolio.

The foregoing speaks only as of the date of this report.

14. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2015, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2012-2014, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

44	PIMCO VARIABLE INSURANCE TRUST

December 31, 2015

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”).

Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of December 31, 2015, the components of distributable taxable earnings are as follows (amounts in thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Qualified Late-Year Loss Deferral— Capital (4)	Qualified Late-Year Loss Deferral— Ordinary (5)
PIMCO Global Bond Portfolio (Unhedged)	$—	$—	$(5,380)	$(95)	$—	$—	$—

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, treasury inflation-protected securities, lehman securities, convertible preferred stock and sale/buyback transactions.

(2)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals at fiscal year-end.
(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2015 through December 31, 2015 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
(5)	Specified losses realized during the period November 1, 2015 through December 31, 2015, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

As of December 31, 2015, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (6)
PIMCO Global Bond Portfolio (Unhedged)	$253,772	$5,240	$(12,050)	$(6,810)

(6)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, treasury inflation-protected securities, sale/buyback transactions, lehman securities and convertible preferred stock.

For the years ended December 31, 2015 and December 31, 2014, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

	Fiscal Year Ended	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)
PIMCO Global Bond Portfolio (Unhedged)	12/31/2015	$—	$—	$5,066
	12/31/2014	$3,142	$13,461	$306

(7)	Includes short-term capital gains, if any, distributed.
(8)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

ANNUAL REPORT	DECEMBER 31, 2015	45

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and Shareholders of PIMCO Global Bond Portfolio (Unhedged):

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of PIMCO Global Bond Portfolio (Unhedged) (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 18, 2016

46	PIMCO VARIABLE INSURANCE TRUST

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
AZD	Australia and New Zealand Banking Group	FBF	Credit Suisse International	MYC	Morgan Stanley Capital Services, Inc.
BOA	Bank of America N.A.	GLM	Goldman Sachs Bank USA	NGF	Royal Bank of Scotland Group PLC
BPS	BNP Paribas S.A.	GST	Goldman Sachs International	RYL	Royal Bank of Scotland Group PLC
BRC	Barclays Bank PLC	HUS	HSBC Bank USA N.A.	SCX	Standard Chartered Bank
CBK	Citibank N.A.	JPM	JPMorgan Chase Bank N.A.	SOG	Societe Generale
DUB	Deutsche Bank AG	MSB	Morgan Stanley Bank, N.A	UAG	UBS AG Stamford

Currency Abbreviations:
AUD	Australian Dollar	IDR	Indonesian Rupiah	PLN	Polish Zloty
BRL	Brazilian Real	ILS	Israeli Shekel	RUB	Russian Ruble
CAD	Canadian Dollar	INR	Indian Rupee	SEK	Swedish Krona
CHF	Swiss Franc	JPY	Japanese Yen	SGD	Singapore Dollar
CNH	Chinese Renminbi (Offshore)	KRW	South Korean Won	THB	Thai Baht
CNY	Chinese Renminbi (Mainland)	MXN	Mexican Peso	TRY	Turkish New Lira
DKK	Danish Krone	MYR	Malaysian Ringgit	TWD	Taiwanese Dollar
EUR	Euro	NOK	Norwegian Krone	USD (or $)	United States Dollar
GBP	British Pound	NZD	New Zealand Dollar	ZAR	South African Rand

Exchange Abbreviations:
CBOT	Chicago Board of Trade	OTC	Over the Counter

Index/Spread Abbreviations:
CDX.HY	Credit Derivatives Index - High Yield	CPI	Consumer Price Index	KWCDC	KRW Certificate of Deposit
CDX.IG	Credit Derivatives Index - Investment Grade

Other Abbreviations:
ABS	Asset-Backed Security	CDO	Collateralized Debt Obligation	KWCDC	Johannesburg Interbank Agreed Rate
ALT	Alternate Loan Trust	CLO	Collateralized Loan Obligation	LIBOR	London Interbank Offered Rate
BBR	Bank Bill Rate	EURIBOR	Euro Interbank Offered Rate	PIK	Payment-in-Kind
BBSW	Bank Bill Swap Reference Rate	JIBAR	Johannesburg Interbank Agreed Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio

ANNUAL REPORT	DECEMBER 31, 2015	47

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2015:

PIMCO Global Bond Portfolio (Unhedged)	0.04%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

PIMCO Global Bond Portfolio (Unhedged)	0.04%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

48	PIMCO VARIABLE INSURANCE TRUST

Management of the Trust

(Unaudited)

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Portfolio’s website at pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees*

Brent R. Harris (1959) Chairman of the Board and Trustee	08/1997 to present	Managing Director, PIMCO. Formerly, member of Executive Committee, PIMCO.	168	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute.

Douglas M. Hodge (1957) Trustee	02/2010 to present	Managing Director, Chief Executive Officer, PIMCO (since 2/14); Chief Operating Officer, PIMCO (7/09-2/14); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	146	Trustee, PIMCO Funds; Trustee, PIMCO ETF Trust.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company; Formerly, Executive Advisor, Toyota Financial Services; CEO, Toyota Financial Services.	146	Trustee, PIMCO Funds; Trustee, PIMCO ETF Trust.

E. Philip Cannon (1940) Trustee	05/2000 to present	Private Investor. Formerly, President, Houston Zoo.	168	Trustee, PIMCO Funds; Trustee, PIMCO ETF; Trustee, PIMCO Equity Series; and Trustee, PIMCO Equity Series VIT. Formerly, Trustee, Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments).	168	Trustee, PIMCO Funds; Trustee, PIMCO ETF Trust; Trustee, PIMCO Equity Series; and Trustee, PIMCO Equity Series VIT. Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group).	146	Trustee, PIMCO Funds; Trustee, PIMCO ETF Trust.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	168	Trustee, PIMCO Funds; Trustee, PIMCO ETF; Trustee, PIMCO Equity Series; and Trustee, PIMCO Equity Series VIT.

Ronald C. Parker (1951) Trustee	07/2009 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products).	168	Trustee, PIMCO Funds; Trustee, PIMCO ETF Trust; Trustee, PIMCO Equity Series; and Trustee, PIMCO Equity Series VIT.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.

** Trustees serve until their successors are duly elected and qualified.

ANNUAL REPORT	DECEMBER 31, 2015	49

Management of the Trust (Cont.)

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*

Peter G. Strelow (1970) President	01/2015 to present Senior Vice President 11/2013 to 01/2015 Vice President 05/2008 to 11/2013	Managing Director, PIMCO. President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

David C. Flattum (1964) Chief Legal Officer	11/2006 to present	Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to present	Managing Director and Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Brent R. Harris (1959) Senior Vice President	01/2015 to present President 03/2009 to 01/2015	Managing Director and current member of Executive Committee, PIMCO. Senior Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to present	Managing Director, Chief Executive Officer, PIMCO (since 2/14); Chief Operating Officer, PIMCO (7/09-2/14); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management. Senior Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Kevin M. Broadwater (1964) Vice President - Senior Counsel	05/2012 to present	Executive Vice President and Deputy General Counsel, PIMCO. Vice President - Senior Counsel, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Joshua D. Ratner (1976)** Vice President - Senior Counsel, Secretary	11/2013 to present Assistant Secretary 10/2007 to 01/2011	Executive Vice President and Senior Counsel, PIMCO. Chief Legal Officer, PIMCO Investments LLC. Vice President - Senior Counsel, Secretary, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Secretary and Chief Legal Officer, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Stacie D. Anctil (1969) Vice President	05/2015 to present Assistant Treasurer 11/2003 to 05/2015	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

William G. Galipeau (1974) Vice President	11/2013 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Treasurer, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds. Formerly, Vice President, Fidelity Investments.

Eric D. Johnson (1970)** Vice President	05/2011 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

Henrik P. Larsen (1970) Vice President	02/1999 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Greggory S. Wolf (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Trent W. Walker (1974) Treasurer	11/2013 to present Assistant Treasurer 05/2007 to 11/2013	Executive Vice President, PIMCO. Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Assistant Treasurer, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

Jason J. Nagler (1982)** Assistant Treasurer	05/2015 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds. Formerly, Head of Mutual Fund Reporting, GMO and Assistant Treasurer, GMO Trust and GMO Series Trust Funds.

* The term “PIMCO Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit Income Fund, PIMCO Dynamic Income Fund, PIMCO Global StocksPLUS & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.

** The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

50	PIMCO VARIABLE INSURANCE TRUST

Privacy Policy1

(Unaudited)

The Trust2 considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ non-public personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on applicable websites.

Respecting Your Privacy

As a matter of policy, the Trust does not disclose any non-public personal information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust or its affiliates may also retain non-affiliated companies to market the Trust’s shares or products which use the Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Trust reserves the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any fund advised by PIMCO in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Trust may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

Information Collected from Websites

Websites maintained by the Trust or its service providers may use a variety of technologies to collect information that help the Trust and its service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. In addition, the Trust or its Service Affiliates may use third parties to place advertisements for the Trust on other websites, including banner advertisements. Such third parties may collect anonymous information through the use of cookies or action tags (such as web beacons). The information these third parties collect is generally limited to technical and web navigation information, such as your IP address, web pages visited and browser type, and does not include personally identifiable information such as name, address, phone number or email address.

You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly.

Changes to the Privacy Policy

From time to time, the Trust may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Effective as of September 5, 2014.

2 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined policy may be written in the first person (i.e., by using “we” instead of “the Trust”).

ANNUAL REPORT	DECEMBER 31, 2015	51

Approval of Investment Advisory Contract and Other Agreements

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement and Amended and Restated Asset Allocation Sub-Advisory Agreement

At a meeting held on August 10-11, 2015, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved the Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) between the Trust, on behalf of each of the Trust’s series (the “Portfolios”), and Pacific Investment Management Company LLC (“PIMCO”) for an additional one-year term through August 31, 2016. The Board also considered and unanimously approved for an additional one-year term through August 31, 2016, the Supervision and Administration Agreement (together with the Investment Advisory Contract, the “Agreements”) between the Trust, on behalf of the Portfolios, and PIMCO. In addition, the Board considered and unanimously approved the renewal of the Amended and Restated Asset Allocation Sub-Advisory Agreement (the “Asset Allocation Agreement”) between PIMCO, on behalf of PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, and Research Affiliates, LLC (“Research Affiliates”) for an additional one-year term through August 31, 2016.

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of the past year, the Trustees received a wide variety of materials relating to the services provided by PIMCO and Research Affiliates to the Trust. At each of its quarterly meetings, the Board reviewed the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including shareholder services, valuation and custody, the Portfolios’ compliance program and other information relating to the nature, extent and quality of services provided by PIMCO and Research Affiliates to the Trust. In considering whether to approve the renewal of the Agreements and the Asset Allocation Agreement, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial information for PIMCO and, where relevant, Research Affiliates, information regarding the profitability to PIMCO of its relationship with the Portfolios, information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Portfolios, and information about the fees charged and services provided to other clients with similar investment mandates as the Portfolios (where applicable). In addition, the Board reviewed materials provided by counsel to the Trust and the Independent Trustees, which included, among other things, memoranda outlining legal duties of the Board in considering the continuation of the Agreements and the Asset Allocation Agreement.

(b) Review Process:  In connection with the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed written materials prepared by PIMCO and, where applicable, Research Affiliates in response to requests from counsel to the Trust and the Independent Trustees. The Board requested and received assistance and advice regarding applicable legal standards from counsel to the Trust and the Independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board heard oral presentations on matters related to the Agreements and the Asset Allocation Agreement and met both as a full Board and in a separate session of the Independent Trustees, without management present, at the August 10-11, 2015 meeting. The Independent Trustees also conducted a telephonic meeting with counsel to the Trust and the Independent Trustees on July 30, 2015 and executive sessions on August 10, 2015 to discuss the materials presented. In addition, the Independent Trustees requested and received from PIMCO additional information including, but not limited to, information related to profitability and comparative performance information.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and the Asset Allocation Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in assets under management. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered

52	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

PIMCO’s policies, procedures and systems to reasonably assure compliance with applicable laws and regulations and its commitment to these programs, its oversight of matters that may involve conflicts of interest between the Portfolios’ investments and those of other accounts managed by PIMCO, and its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has enhanced PIMCO’s service to the Funds and has allowed PIMCO to introduce innovative new funds over time. In addition, the Board considered the nature and quality of services provided by PIMCO to the wholly-owned subsidiaries of applicable Portfolios.

The Trustees considered information they had received about the steps that PIMCO has taken in recent years with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the counterparty risk committee, which oversees counterparty risk on a firm-wide basis, continually evaluating requests to add or remove approved counterparties as market needs and conditions warrant. The Trustees also considered that, over the last several years, PIMCO has continued to strengthen the process it uses to assess the financial stability of counterparties with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that, consistent with its fiduciary duty, PIMCO executes transactions through a competitive best execution process and uses only those counterparties that meet its stringent and monitored criteria. The Trustees considered that PIMCO’s collateral management team utilizes a counterparty risk system to analyze portfolio level exposure and collateral being exchanged with counterparties.

In addition, the Trustees considered new services and service enhancements that PIMCO has implemented since the Board renewed the Agreements in 2014, including, but not limited to: conducting a targeted review of quality and efficiency in the valuation process; expanding the analytical review of shareholder reports by State Street Bank and Trust Company, the Portfolios’ custodian; developing a process for monthly forecasts of taxable and book income to enhance portfolio management of investment income; continuing the expansion of a proprietary performance reconciliation tool, which includes next-day comparison of daily internal performance to custodian bank performance to identify potential errors and guardrail net asset value calculations; developing and implementing the Global Process Monitor application, which includes real-time tracking and escalation protocols for critical activities; and implementing monthly cash flow reporting processes to support client and media demands for information about investor flows and assets under management data. The Trustees also considered the recent outflows from the Portfolios. The Trustees further considered whether the decline in the Portfolios’ assets and the reduction in PIMCO’s total assets under management materially impacted the service quality or resources available to the Portfolios. The Trustees concluded that there has been no adverse impact to service quality or resources available to the Portfolios.

Similarly, the Board considered the asset allocation services provided by Research Affiliates to the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio. The Board noted that the PIMCO All Asset All Authority Portfolio recently commenced operations. The Board also considered the depth and quality of Research Affiliates’ investment management and research capabilities, the experience and capabilities of its portfolio management personnel and, in particular, the experience and capabilities of Robert Arnott, Research Affiliates’ principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by Research Affiliates under the Asset Allocation Agreement are likely to benefit the Portfolios and their respective shareholders (as applicable).

(b) Other Services:  The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust pursuant to the Administration Agreement.

The Board considered the terms of the Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services provided pursuant to that agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of these services and its supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives available in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited, and will likely continue to benefit, the Portfolios and their shareholders.

ANNUAL REPORT	DECEMBER 31, 2015	53

Approval of Investment Advisory Contract and Other Agreements (Cont.)

3. INVESTMENT PERFORMANCE

The Board received and examined information from PIMCO concerning the Portfolios’ performance, as available, over short- and long-term periods ended May 31, 2015 and other performance data, as available, over short- and long-term periods ended June 30, 2015 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ performance, as available, over short- and long-term periods ended May 31, 2015 (the “Lipper Report”).

The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 10-11, 2015 meeting. The Trustees noted that a majority of the Portfolios outperformed their respective Lipper medians over the three-year and longer periods ended May 31, 2015.

The Board also noted that, as of May 31, 2015, the Administrative Class of 44%, 79% and 92% of the Portfolios outperformed its Lipper category median on a net-of-fees basis over the three-year, five-year and ten-year periods, respectively. The Trustees considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of investments and that differences in performance among classes could principally be attributed to differences in the supervisory and administrative fees and distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups and that the Lipper categories do not: separate funds based upon maturity or duration; account for the applicable Portfolios’ hedging strategies; distinguish between enhanced index and actively managed equity strategies; include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” Lipper category to which they do not properly belong); or account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may not be particularly relevant to the consideration of Portfolio performance.

The Board noted that 63% or more of the assets of the Trust had outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods ending May 31, 2015 (based on the performance of the Administrative Class). The Board also noted that 8 of 14 Portfolios, representing 69% of the total assets of the Trust, had outperformed their respective benchmark indexes on a net-of-fees basis over the five-year period ending May 31, 2015. The

Board also noted that, while the Lipper universe comparisons provide a valuable performance comparison reference, there are certain Portfolios that do not fit neatly into their respective Lipper classifications. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward. The Board also considered that the Trust’s assets were over $20 billion as of December 31, 2014.

The Board considered PIMCO’s discussion of the intensive nature of managing bond funds, noting that it requires the management of a number of factors, including: varying maturities; prepayments; collateral management; counterparty management; pay-downs; credit events; workouts; derivatives; net new issuance in the bond market; and decreased market maker inventory levels. The Board noted that in addition to managing these factors, PIMCO must also balance risk controls and strategic positions in each portfolio it manages, including the Portfolios. Despite these challenges, the Board noted that PIMCO has generated “alpha” (i.e., non-market correlated excess performance) for its clients over time, including the Trust.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price funds to scale at the outset with reference to the total expense ratios of the respective Lipper median (if available), while providing a premium for innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also considered that PIMCO reviews the Portfolios’ fee levels and carefully considers reductions where appropriate. Further, the Board noted that PIMCO believes that the growth in the Trust’s assets under management over the long-term and long-term positive net flows are important indicators of proper and effective pricing.

54	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. The Board also reviewed information relating to the sub-advisory fees paid to Research Affiliates with respect to applicable Portfolios, taking into account that PIMCO compensates Research Affiliates from the advisory fees paid by such Portfolios to PIMCO. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in a “Peer Group” of comparable funds, as well as the universe of other similar funds. The Board noted that a number of Portfolios have total expense ratios that fall below the average and median expense ratios in their Peer Group and Lipper universe. In addition, the Board noted the fee waivers in place with respect to the fees that might result from investments by applicable Portfolios in their respective wholly-owned subsidiaries.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts and as sub-adviser to other investment companies with a similar investment strategy, including differences in advisory services provided. The Board noted that advisory fees for most Portfolios were similar to the fee rates charged to separate account strategies with the same investment strategies as the Portfolios. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including differences in the advisory and other services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees.

Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third-party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Portfolios. The Trustees also took into account that there are various reasons for any such difference in fees, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial risk and regulatory requirements, differing legal liabilities on a contract-by-contract basis and different servicing requirements when it does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations as compared to when PIMCO serves as investment adviser and sponsor.

The Board considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board also considered that as the Portfolios’ business has become increasingly complex, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. In addition, the Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee and, in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board further considered that many other funds pay for these services separately, and thus it is difficult to directly compare the Trust’s unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board also considered that the unified supervisory and administrative fee leads to Portfolio fees that are fixed, rather than variable. The Board noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease. The Board also considered that the Portfolios’ unified fee structure meant that fees were not impacted by recent outflows in certain Portfolios, unlike funds without a unified fee structure, which may see increased expense ratios when fixed costs are passed through to a smaller asset base. The Board further noted that, with few exceptions, PIMCO has generally maintained Portfolio fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall Portfolio fees, which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed with PIMCO those Portfolios and/or classes of Portfolios that had above median total expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few peers (if any), and cannot easily be grouped with comparable funds. Upon comparing the Portfolios’ total expenses to other funds in the “Peer Groups” provided by Lipper, the Board found total expenses of each Portfolio to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying funds in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying funds. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

ANNUAL REPORT	DECEMBER 31, 2015	55

Approval of Investment Advisory Contract and Other Agreements (Cont.)

(Unaudited)

Based on the information presented by PIMCO, Research Affiliates and Lipper, members of the Board determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of each Portfolio, are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were lower than in the previous year due to the impact of the Portfolios’ overall outflows. To the extent applicable, the Board also reviewed information regarding the portion of a Portfolio’s advisory fee retained by PIMCO, following the payment of sub-advisory fees to Research Affiliates, with respect to the Portfolio. Additionally, the Board noted that profit margins with respect to the Portfolios were within the ranges, although above the median, of publicly held investment management companies reported by Lipper and Strategic Insight (an independent provider of fund industry research). The Board noted that the PIMCO’s profit margin with respect to the Trust shows that the Trust is profitable, although less so than PIMCO Funds due to payments made by PIMCO to participating insurance companies. The Board also noted that it had received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, cyber security, information security, shareholder privacy, business continuity planning, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board noted that PIMCO shares the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including through the pricing of Portfolios to scale from inception and the enhancement of services provided to the Portfolios in return for fees paid. The Board reviewed the history of the Portfolios’ fee structure. The Board considered that the Portfolios’ unified fee rates had been set competitively and/or priced to scale from inception, had been held steady at that scaled competitive rate for most Portfolios as assets grew, or as assets declined in the case of some Portfolios, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing Portfolio shareholders of the fees associated with the Portfolios, and that the Portfolios bear certain expenses that are not covered by the advisory fee or the unified fee.

The Trustees considered that the unified fee has provided inherent economies of scale because a Portfolio maintains competitive fixed unified fees even if the particular Portfolio’s assets decline and/or operating costs rise. The Trustees further considered that, in contrast, breakpoints are a proxy for charging higher fees on lower asset levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also considered that, unlike the Portfolios’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees also considered that the unified fee protects shareholders from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those referenced above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Portfolios’ cost structures were reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and each of the Portfolios, to the benefit of their respective shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their respective shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Portfolios’ Rule 12b-1 plans or otherwise. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on their review, including their consideration of each of the factors summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and Research Affiliates favored the renewal of the Agreements and the Asset Allocation Agreement. The Independent Trustees and the Board as a whole concluded that the Agreements and the Asset Allocation Agreement continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements and the fees paid to Research Affiliates by PIMCO under the Asset Allocation Agreement, and that the renewal of the Agreements and the Asset Allocation Agreement was in the best interests of the Portfolios and their shareholders.

56	PIMCO VARIABLE INSURANCE TRUST

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT08AR_123115

PIMCO Variable Insurance Trust

Annual Report

December 31, 2015

PIMCO Global Diversified Allocation Portfolio

Share Classes

■	Administrative
■	Advisor

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

Please find enclosed the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2015. The following pages contain specific details about the Portfolio’s investment performance and a discussion of the factors that most affected performance over the reporting period.

Heightened market volatility throughout the reporting period was sparked by a mix of investor concerns including geopolitical developments, monetary policy and the potential for slowing global economic growth, which generally contributed to dampened investor sentiment. In particular, increasing concern over the outlook for Chinese growth sent commodity prices and inflation expectations lower, while also negatively impacting prices of emerging market (“EM”) debt and equities. In addition, the Chinese equity market began a strong decline in June 2015, which prompted the Chinese government to prop-up equity share prices and devalue the Chinese yuan. Volatility in Chinese equity markets continued into January 2016 on renewed concern over slowing Chinese economic growth. Furthermore, rising tension in the Middle East and the continued debt crisis in Greece also contributed to investor unease throughout the reporting period.

Economic data in the U.S. continued to confirm a healthy economy, particularly labor market indicators such as employment and wages. Still, signs of caution remained, particularly as U.S. consumers appeared to be more selective in their spending and chose to save rather than spend their windfall from lower gas prices. Additionally, consumer sentiment and certain housing indicators softened towards the end of the reporting period, and December 2015 U.S. manufacturing data indicated the fastest contraction in six years. Within the Eurozone, volatility increased despite gradual improvement in the underlying economies. Eurozone economic data also showed generally positive signs of an early recovery but were tempered slightly by sluggish inflation.

The theme of divergent global central bank monetary policy continued throughout the reporting period. The European Central Bank (“ECB”) expressed its commitment to increase quantitative easing (or large-scale asset purchases), along with the Bank of Japan and the People’s Bank of China who also indicated their intent to accelerate such measures. The Federal Reserve (“Fed”), on the other hand, moved on December 16 to raise the Federal Funds Rate by 0.25% to a new range of 0.25% - 0.50%, marking its first rate hike in nine years. However, the Fed noted that future increases in its target rate would be “gradual” and in-line with their previous projections, which helped to ease investor concerns. Outside of the reporting period on January 27, the Fed opted to leave the Federal Funds Rate unchanged, noting their intent to closely monitor how the global economy and markets influence the U.S. economic outlook.

Highlights of the financial markets during the twelve-month fiscal reporting period include:

■

U.S. Treasuries, as represented by the Barclays U.S. Treasury Index, returned 0.84% for the reporting period as yields generally rose slightly across the Treasury yield curve. The benchmark ten-year U.S. Treasury note yielded 2.27% at the end of the reporting period, up from 2.17% on December 31, 2014. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 0.55% for the reporting period.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Barclays U.S. TIPS Index, declined 1.44% over the reporting period. U.S. TIPS were pressured over the year as breakeven inflation levels, a proxy for inflation expectations, declined in-line with commodity markets. Global inflation-linked bonds (“ILBs”) were also down overall during the reporting period, as the slide in energy and other commodities impacted inflation expectations globally. Despite this headwind, European ILBs fared better than other developed countries and posted marginal gains in local currencies as real yields benefited from the ECB’s quantitative easing support.

■

Prices on broad commodities were down over the reporting period, led lower primarily by energy and industrial metal prices. Crude oil prices faced increasing pressure from a persisting inventory glut and production growth, especially from the Organization of the Petroleum Exporting Countries (“OPEC”). Towards the end of the reporting period, seasonally warm weather put further pressure on oil prices, which ended the year considerably lower. Diversified commodities, as represented by the Bloomberg Commodity Index Total Return, declined 24.66% over the reporting period.

2	PIMCO VARIABLE INSURANCE TRUST

■

Agency mortgage-backed securities (“MBS”), as represented by the Barclays U.S. MBS Fixed Rate Index, returned 1.51% over the reporting period. Non-Agency MBS prices were mixed amid weakness in the broader credit markets, although underlying collateral performance has generally been in-line with investor expectations and continues to gradually improve over the long-term.

■

U.S. investment grade credit, as represented by the Barclays U.S. Credit Index, declined 0.77% over the reporting period. Investment grade credit valuations cheapened as a record $1.15 trillion of new issuance came to market and commodity prices continued to fall given worries over slowing Chinese growth. Developed market global high yield bonds, as measured by the BofA Merrill Lynch Developed Markets High Yield Constrained Index, declined 3.05% over the reporting period. Weakness in the commodity-oriented sectors including energy and metals & mining, weighed on returns as oil and other commodity prices fell. Overall, global high yield spreads and yields rose throughout the reporting period and ended higher.

■

EM external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 1.23% over the reporting period. EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), declined 14.92% over the reporting period. Idiosyncratic forces remained a dominant theme. China, for example, continued to expand its accommodative measures as both growth and inflation showed signs of further moderation. In addition, the Russian ruble continued its recovery from 2014 weakness before stumbling toward the end of the reporting period on oil price weakness.

■

Equity markets showed mixed performance globally amid a period marked by economic uncertainty, increased volatility and divergent central bank monetary policy. U.S. equities, as represented by the S&P 500 Index, returned 1.38% (on a total return basis) and developed market equities outside the U.S., as represented by the MSCI EAFE Net Dividend Index (USD Unhedged), declined 0.81% over the reporting period. However, ultra-easy monetary policy in Europe and Japan benefited European and Japanese equity markets, which generally posted positive returns. However, EM equities, as represented by the MSCI Emerging Markets Index (Net Dividends in USD), declined 14.92% over the same period, due to headwinds from a stronger U.S. dollar, falling commodity prices, concerns over slower Chinese economic growth and declining Chinese equities.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your broad investment needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Variable Insurance Trust February 18, 2016

ANNUAL REPORT	DECEMBER 31, 2015	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of nineteen separate investment portfolios, including the PIMCO Global Diversified Allocation Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

The Portfolio may invest in Institutional Class or Class M shares of any of the funds of PIMCO Funds and PIMCO Equity Series, affiliated open-end investment companies, except funds of funds (“Underlying PIMCO Funds”), and may also invest in other affiliated, including funds of PIMCO ETF Trust, and unaffiliated funds (collectively, the “Acquired Funds”). The Portfolio may invest in a combination of affiliated funds and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940, as amended (the “1940 Act”), fixed income instruments, equity securities, forwards and derivatives, to the extent permitted under the 1940 Act or exemptive relief therefrom. The cost of investing in the Portfolio will generally be higher than the cost of investing in a mutual fund that only invests directly in individual stocks and bonds.

In an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by the Portfolio are likely to decrease in value. A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and significant, and there is no guarantee that Fund management will anticipate such movement accurately.

As of the date of this report, interest rates in the U.S. are near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program and has begun, and may continue, to raise interest rates. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, or negatively impact the Portfolio’s performance or cause the Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions, which among other things, could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus. Some of these risks may include, but are not limited to the following: allocation risk, acquired fund risk, equity risk, interest rate risk, call risk, credit risk, high yield risk, distressed company risk, market risk, issuer risk, liquidity risk, derivatives risk, commodity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, real estate risk, emerging markets risk, sovereign debt risk, currency risk, issuer non-diversification risk, leveraging risk, smaller company risk, management risk, tax risk, subsidiary risk, short sale risk, value investing risk, arbitrage risk and convertible securities risk. A complete description of these and other risks is contained in the Portfolio’s prospectus.

The Portfolio or an Acquired Fund may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, leverage risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on the Portfolio or an Acquired Fund. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s or Acquired Fund’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in an asset, instrument or component of the index underlying a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility for the Portfolio or Acquired Fund. The Portfolio or an Acquired Fund may engage in such transactions regardless of whether the Portfolio or Acquired Fund owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio or an Acquired Fund may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s or an Acquired Fund’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if the Portfolio or an Acquired Fund invests in emerging market debt, both may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign (non-U.S.) issuer.

4	PIMCO VARIABLE INSURANCE TRUST

High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in such markets. Thus, high yield investments increase the chance that the Portfolio will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage- and Asset-Backed Securities represent ownership interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, Mortgage-and Asset-Backed Securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on Mortgage- and Asset-Backed Securities depend on the ability of the underlying assets to generate cash flow.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measures performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart reflects only Administrative Class performance. Performance for Institutional Class, Class M and Advisor Class shares, if applicable, may be higher or lower based on each class’s expense ratios. The Portfolio’s total annual operating expense ratios on the Portfolio Summary page are as of the currently effective prospectus, as supplemented to date. The Portfolio measures its performance against a broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

The following table discloses the inception dates of the Portfolio and its respective share classes along with the Portfolio’s diversification status as of period end:

Portfolio Name	Portfolio Inception	Institutional Class	Class M	Administrative Class	Advisor Class	Diversification Status
PIMCO Global Diversified Allocation Portfolio	04/30/12	—	—	04/30/12	04/30/13	Diversified

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolio. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Portfolio creates a contract between or among any shareholder of the Portfolio, on the one hand, and the Trust, the Portfolio, a service provider to the Trust or the Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

ANNUAL REPORT	DECEMBER 31, 2015	5

Important Information About the Portfolio (Cont.)

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and is available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

6	PIMCO VARIABLE INSURANCE TRUST

PIMCO Global Diversified Allocation Portfolio

Cumulative Returns Through December 31, 2015

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown†

PIMCO Total Return Fund IV	15.4%
PIMCO Short-Term Fund	15.4%
PIMCO Short-Term Floating NAV Portfolio III	7.6%
PIMCO Global Dividend Fund	7.2%
PIMCO Investment Grade Corporate Bond Fund	5.1%
PIMCO Income Fund	5.1%
PIMCO Real Return Fund	5.1%
PIMCO RAE Fundamental PLUS EMG Fund	5.1%
PIMCO StocksPLUS® International Fund (U.S. Dollar Hedged)	5.1%
PIMCO StocksPLUS® International Fund (Unhedged)	5.1%
PIMCO StocksPLUS® Fund	5.1%
PIMCO RAE Fundamental PLUS Small Fund	5.0%
Other	13.7%
†	% of Investments, at value as of 12/31/15. Financial derivative instruments, if any, are excluded.

Average Annual Total Return for the period ended December 31, 2015
	1 Year	Inception*
PIMCO Global Diversified Allocation Portfolio Administrative Class	(5.57)%	3.34%
PIMCO Global Diversified Allocation Portfolio Advisor Class	(5.55)%	1.67%
60% MSCI World Index/40% Barclays U.S. Aggregate Index±	(0.07)%	6.44%	**
MSCI World Index±±	(0.87)%	9.26%	**

All Portfolio returns are net of fees and expenses.

* For class inception dates please refer to the Important Information.

** Average annual total return since 04/30/2012.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), as supplemented to date, is 1.58% for Administrative Class shares, and 1.68% for Advisor Class shares.

± 60% MSCI World Index/40% Barclays U.S. Aggregate Index. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of 23 developed market country indices. The Barclays U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

±± The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of 23 developed market country indices.

It is not possible to invest in an unmanaged index.

Investment Objective and Strategy Overview

»

The PIMCO Global Diversified Allocation Portfolio seeks to maximize risk-adjusted total return relative to a blend of 60% MSCI World Index/40% Barclays U.S. Aggregate Index, by investing in a combination of Acquired Funds and/or direct investments and utilizing hedging techniques to manage downside risks and total portfolio volatility. The Portfolio will invest under normal circumstances in a combination of affiliated funds registered under the Investment Company Act of 1940, as amended (the “1940 Act”), equity securities, Fixed Income Instruments, forwards and derivatives. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Portfolio may invest in Institutional Class or Class M shares of any funds of the PIMCO Funds and PIMCO Equity Series, affiliated open-end investment companies, except funds of funds (collectively, “Underlying PIMCO Funds”), and may also invest in other affiliated, including funds of PIMCO ETF Trust, and unaffiliated funds, which may or may not be registered under the 1940 Act (collectively, “Acquired Funds”).

Portfolio Insights

»

An allocation to international and global equities, primarily through the PIMCO StocksPLUS International Fund (Unhedged), the PIMCO RAE Fundamental PLUS International Fund and the PIMCO Global Dividend Fund, detracted from performance, as these Underlying PIMCO Funds posted negative returns during the reporting period.

»

An allocation to emerging markets equities, primarily through the PIMCO RAE Fundamental PLUS EMG Fund, detracted from performance, as this Underlying PIMCO Fund posted negative returns during the reporting period.

»	Put options on the S&P 500 Index, used for tail risk hedging, detracted from performance, as the S&P 500 Index rallied during the reporting period.

»	An allocation to PIMCO EqS Pathfinder Fund during the first half of the reporting period contributed to performance, as this Underlying PIMCO fund posted positive returns during the reporting period.

»

An allocation to domestic multi-sector fixed income, primarily through the PIMCO Short-Term Fund and the PIMCO Income Fund, contributed to performance, as these Underlying PIMCO Funds posted positive returns during the reporting period.

ANNUAL REPORT	DECEMBER 31, 2015	7

Expense Example PIMCO Global Diversified Allocation Portfolio

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held from July 1, 2015 to December 31, 2015 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (07/01/15)	Ending Account Value (12/31/15)	Expenses Paid During Period*	Beginning Account Value (07/01/15)	Ending Account Value (12/31/15)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Administrative Class	$1,000.00	$944.90	$2.29	$1,000.00	$1,023.26	$2.38	0.46%
Advisor Class	1,000.00	944.40	2.79	1,000.00	1,022.75	2.90	0.56

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 187/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers can be found in Note 8 in the Notes to Financial Statements.

8	PIMCO VARIABLE INSURANCE TRUST

(THIS PAGE INTENTIONALLY LEFT BLANK)

ANNUAL REPORT	DECEMBER 31, 2015	9

Financial Highlights PIMCO Global Diversified Allocation Portfolio

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income (b)	Distributions from Net Realized Capital Gains (b)	Total Distributions

Administrative Class
12/31/2015	$10.45	$0.30	$(0.87)	$(0.57)	$(0.27)	$(0.48)	$(0.75)
12/31/2014	10.43	0.42	0.19	0.61	(0.41)	(0.18)	(0.59)
12/31/2013	10.00	0.49	0.64	1.13	(0.37)	(0.33)	(0.70)
04/30/2012 - 12/31/2012	10.00	0.41	(0.28)	0.13	(0.13)	0.00	(0.13)

Advisor Class
12/31/2015	10.40	0.31	(0.88)	(0.57)	(0.26)	(0.48)	(0.74)
12/31/2014	10.40	0.53	0.06	0.59	(0.41)	(0.18)	(0.59)
04/30/2013 - 12/31/2013	10.64	0.65	(0.16)	0.49	(0.40)	(0.33)	(0.73)

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)	Determined in accordance with federal income tax regulations, see Note 2(c) in the Notes to Financial Statements for more information.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$9.13	(5.57)%	$510,615	0.46%		1.00%		0.46%		1.00%		2.89%		17%
10.45	5.87	399,133	0.40		1.00		0.40		1.00		3.87		3
10.43	11.38	285,997	0.47		1.00		0.47		1.00		4.70		43
10.00	1.33	90,099	0.55	*	1.17	*	0.53	*	1.15	*	6.08	*	0

9.09	(5.55)	81,740	0.56		1.10		0.56		1.10		3.01		17
10.40	5.65	41,809	0.50		1.10		0.50		1.10		4.94		3
10.40	4.75	11,958	0.57	*	1.10	*	0.57	*	1.10	*	9.15	*	43

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2015	11

Statement of Assets and Liabilities PIMCO Global Diversified Allocation Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2015

Assets:
Investments, at value
Investments in securities*	$2,620
Investments in Affiliates	578,332
Financial Derivative Instruments
Exchange-traded or centrally cleared	10,206
Deposits with counterparty	8,925
Receivable for investments in Affiliates sold	1,125
Receivable for Portfolio shares sold	628
Dividends receivable from Affiliates	1,035
Total Assets	602,871

Liabilities:
Financial Derivative Instruments
Exchange-traded or centrally cleared	$2,242
Payable for investments in Affiliates purchased	7,152
Payable for Portfolio shares redeemed	812
Accrued supervisory and administrative fees	187
Accrued distribution fees	18
Accrued servicing fees	71
Accrued reimbursement to PIMCO	26
Other liabilities	8
Total Liabilities	10,516

Net Assets	$592,355

Net Assets Consist of:
Paid in capital	$668,558
(Overdistributed) net investment income	(16)
Accumulated undistributed net realized gain	879
Net unrealized (depreciation)	(77,066)
$592,355

Net Assets:
Administrative Class	$510,615
Advisor Class	81,740

Shares Issued and Outstanding:
Administrative Class	55,938
Advisor Class	8,998

Net Asset Value and Redemption Price Per Share Outstanding:
Administrative Class	$9.13
Advisor Class	9.09

Cost of Investments in securities	$2,620
Cost of Investments in Affiliates	$654,841
Cost or Premiums of Financial Derivative Instruments, net	$12,328

* Includes repurchase agreements of:	$505

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Global Diversified Allocation Portfolio

(Amounts in thousands)	Year Ended December 31, 2015

Investment Income:
Interest	$5
Dividends from Investments in Affiliates	17,766
Total Income	17,771

Expenses:
Investment advisory fees	2,362
Supervisory and administrative fees	2,099
Servicing fees - Administrative Class	692
Distribution and/or servicing fees - Advisor Class	159
Trustee fees	10
Miscellaneous expense	17
Total Expenses	5,339
Waiver and/or Reimbursement by PIMCO	(2,815)
Net Expenses	2,524

Net Investment Income	15,247

Net Realized Gain (Loss):
Investments in securities	1
Investments in Affiliates	(1,778)
Net capital gain distributions received from Affiliate investments	12,800
Exchange-traded or centrally cleared financial derivative instruments	(7,210)

Net Realized Gain	3,813

Net Change in Unrealized (Depreciation):
Investments in securities	(2)
Investments in Affiliates	(48,019)
Exchange-traded or centrally cleared financial derivative instruments	(3,042)

Net Change in Unrealized (Depreciation)	(51,063)

Net (Decrease) in Net Assets Resulting from Operations	$(32,003)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2015	13

Statements of Changes in Net Assets PIMCO Global Diversified Allocation Portfolio

(Amounts in thousands)	Year Ended December 31, 2015	Year Ended December 31, 2014

Increase in Net Assets from:

Operations:
Net investment income	$15,247	$14,432
Net realized gain	3,813	31,687
Net change in unrealized (depreciation)	(51,063)	(25,914)

Net Increase (Decrease) in Net Assets Resulting from Operations	(32,003)	20,205

Distributions to Shareholders:
From net investment income (a)
Administrative Class	(13,391)	(14,817)
Advisor Class	(2,010)	(1,433)
From net realized capital gains (a)
Administrative Class	(24,734)	(6,457)
Advisor Class	(3,905)	(631)

Total Distributions	(44,040)	(23,338)

Portfolio Share Transactions:
Net increase resulting from Portfolio share transactions**	227,456	146,120

Total Increase in Net Assets	151,413	142,987

Net Assets:
Beginning of year	440,942	297,955
End of year*	$592,355	$440,942

* Including (overdistributed) net investment income of:	$(16)	$(17)

**	See Note 12 in the Notes to Financial Statements.
(a)	Determined in accordance with federal income tax regulations, see Note 2(c) in the Notes to Financial Statements for more information.

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO Global Diversified Allocation Portfolio

December 31, 2015

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 0.4%

SHORT-TERM INSTRUMENTS 0.4%

REPURCHASE AGREEMENTS (b) 0.1%
		$505

U.S. TREASURY BILLS 0.3%
0.203% due 01/14/2016 (d)	$2,115	2,115

Total Short-Term Instruments (Cost $2,620)		2,620

Total Investments in Securities (Cost $2,620)		2,620

	SHARES
INVESTMENTS IN AFFILIATES 97.7%

MUTUAL FUNDS (a) 90.2%
PIMCO Emerging Markets Bond Fund	1,922,744	17,901
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	1,799,364	17,832

	SHARES	MARKET VALUE (000S)
PIMCO Global Advantage® Strategy Bond Fund	2,427,344	$23,812
PIMCO Global Dividend Fund	7,577,968	41,603
PIMCO Income Fund	2,542,072	29,818
PIMCO Investment Grade Corporate Bond Fund	3,009,877	29,858
PIMCO RAE Fundamental PLUS EMG Fund	4,180,414	29,681
PIMCO RAE Fundamental PLUS International Fund	2,316,108	17,695
PIMCO RAE Fundamental PLUS Small Fund	3,362,913	29,325
PIMCO Real Return Fund	2,829,040	29,733
PIMCO Short-Term Fund	9,165,977	89,185
PIMCO StocksPLUS® Fund	3,451,444	29,372
PIMCO StocksPLUS® International Fund (U.S. Dollar Hedged)	4,157,357	29,559
PIMCO StocksPLUS® International Fund (Unhedged)	5,281,382	29,470
PIMCO Total Return Fund IV	8,762,237	89,287

Total Mutual Funds (Cost $610,478)		534,131

	SHARES	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 7.5%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 7.5%
PIMCO Short-Term Floating NAV Portfolio III	4,476,517	$44,201

Total Short-Term Instruments (Cost $44,363)		44,201

Total Investments in Affiliates (Cost $654,841)		578,332

Total Investments 98.1% (Cost $657,461)		$580,952

Financial Derivative Instruments (c) 1.3% (Cost or Premiums, net $12,328)		7,964

Other Assets and Liabilities, net 0.6%		3,439

Net Assets 100.0%		$592,355

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.010%	12/31/2015	01/04/2016	$505	Fannie Mae 2.140% due 11/07/2022	$(520)	$505	$505

Total Repurchase Agreements						$(520)	$505	$505

(1)	Includes accrued interest.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of December 31, 2015:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (2)
Global/Master Repurchase Agreement
SSB	$505	$0	$0	$505	$(520)	$(15)

Total Borrowings and Other Financing Transactions	$505	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2015	15

Schedule of Investments PIMCO Global Diversified Allocation Portfolio (Cont.)

(c)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOE S&P 500 Index	1,400.000	12/16/2016	697	$1,964	$1,531
Put - CBOE S&P 500 Index	1,600.000	12/16/2016	697	3,613	2,952
Put - CBOE S&P 500 Index	1,825.000	12/16/2016	697	6,751	5,723

				$12,328	$10,206

Total Purchased Options				$12,328	$10,206

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation	Variation Margin
					Asset	Liability
E-mini S&P 500 Index March Futures	Long	03/2016	2,335	$1,565	$0	$(2,242)

Total Futures Contracts				$1,565	$0	$(2,242)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2015:

(d)	Securities with an aggregate market value of $2,115 and cash of $8,627 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2015. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$10,206	$0	$0	$10,206	$0	$(2,242)	$0	$(2,242)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$10,206	$0	$0	$10,206

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$2,242	$0	$0	$2,242

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended December 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(910)	$0	$0	$(910)
Futures	0	0	(6,300)	0	0	(6,300)

	$0	$0	$(7,210)	$0	$0	$(7,210)

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2015

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(2,370)	$0	$0	$(2,370)
Futures	0	0	(672)	0	0	(672)

	$0	$0	$(3,042)	$0	$0	$(3,042)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2015 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2015
Investments in Securities, at Value
Short-Term Instruments
Repurchase Agreements	$0	$505	$0	$505
U.S. Treasury Bills	0	2,115	0	2,115
	$0	$2,620	$0	$2,620

Investments in Affiliates, at Value
Mutual Funds	534,131	0	0	534,131
Short-Term Instruments
Central Funds Used for Cash Management Purposes	44,201	0	0	44,201
	$578,332	$0	$0	$578,332

Total Investments	$578,332	$2,620	$0	$580,952

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2015
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$10,206	$0	$10,206

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	$(2,242)	$0	$0	$(2,242)

Totals	$576,090	$12,826	$0	$588,916

There were no significant transfers between Levels 1, 2, or 3 during the period ended December 31, 2015.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2015	17

Notes to Financial Statements

1. ORGANIZATION

The PIMCO Global Diversified Allocation Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

The Portfolio seeks to achieve its investment objective by investing in a combination of acquired funds and/or direct investments and utilizing hedging techniques to manage downside risks and total portfolio volatility. The Portfolio will invest under normal circumstances in a combination of affiliated funds registered under the Act, equity securities, fixed income instruments, forwards and derivatives. “Fixed income instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Portfolio may invest in Institutional Class or Class M shares of any funds of the PIMCO Funds and PIMCO Equity Series, affiliated open-end investment companies, except funds of funds (“Underlying PIMCO Funds”), and may also invest in other affiliated funds, including funds of PIMCO ETF Trust, and unaffiliated funds, which may or may not be registered under the 1940 Act (collectively, “Acquired Funds”). The Portfolio will invest in such funds, securities, instruments and other investments to the extent permitted under the 1940 Act, or any exemptive relief therefrom. The Portfolio may invest, without limitation, in any of the Underlying PIMCO Funds (except commodity-related Underlying PIMCO Funds). The Portfolio may invest up to 10% of its total assets in commodity-related investments (including investment in commodity-related Underlying PIMCO Funds).

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies are recorded as dividend income. Long-term capital gain distributions received from registered investment companies are recorded as realized gains.

(b) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Portfolio’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(c) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash

18	PIMCO VARIABLE INSURANCE TRUST

December 31, 2015

sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of transactions that may cause character differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed (overdistributed) net realized gains (losses) and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(d) New Accounting Pronouncements  In June 2014, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2014-11, that expanded secured borrowing accounting for certain repurchase agreements. The ASU also sets forth additional disclosure requirements for certain transactions accounted for as sales in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. The ASU became effective prospectively for annual periods beginning after December 15, 2014, and interim periods beginning after March 15, 2015. The Portfolio has adopted the ASU. The financial statements have been modified to provide enhanced disclosures surrounding secured borrowing transactions, if any. See the Notes to Schedule of Investments for additional details.

In August 2014, the FASB issued ASU 2014-15 requiring management to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the entity’s ability to continue as a going concern. The ASU is effective prospectively for annual periods ending after December 15, 2016, and interim periods thereafter. At this time, management is evaluating the implications of these changes on the financial statements.

In May 2015, the FASB issued ASU 2015-07 which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the NAV per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of the Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets attributable to the Portfolio or class, less any liabilities, by the total number of shares outstanding of the Portfolio or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Portfolio reserves the right to change the time its NAV is calculated if the Portfolio closes earlier, or as permitted by the SEC.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes

ANNUAL REPORT	DECEMBER 31, 2015	19

Notes to Financial Statements (Cont.)

obtained from brokers and dealers or market-based prices supplied by Pricing Services or other pricing sources. With respect to any portion of the Portfolio’s assets that are invested in one or more open-end management investment companies (other than exchange-traded funds (“ETFs”)), a Portfolio’s NAV will be calculated based upon the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. Foreign (non-U.S.) exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board (“Valuation Oversight Committee”), generally based on recommendations provided by the Adviser. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When a Portfolio uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

20	PIMCO VARIABLE INSURANCE TRUST

December 31, 2015

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1 — Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers in and out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

ANNUAL REPORT	DECEMBER 31, 2015	21

Notes to Financial Statements (Cont.)

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemption where the inputs to the NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Prior to July 31, 2015, short-term investments having a maturity of 60 days or less and repurchase agreements were generally valued at amortized cost which approximates fair value. Short-term debt instruments having a remaining maturity of 60 days or less are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. Other than swap agreements, which are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services or other pricing sources, these contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange (if available). For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as

Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

The validity of the fair value is reviewed by the Adviser on a periodic basis and may be amended in accordance with the Trust’s valuation procedures.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Portfolio invests under normal circumstances substantially all of its assets in Institutional Class or, as applicable, Class M shares of any funds of the PIMCO Funds and PIMCO Equity Series, affiliated open-end investment companies, except funds of funds, and shares of any actively-managed funds of the PIMCO ETF Trust, an affiliated investment company. The Underlying PIMCO Funds are considered to be affiliated with the Portfolio. The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the Underlying PIMCO Funds or Central Funds for the period ended December 31, 2015 (amounts in thousands†):

22	PIMCO VARIABLE INSURANCE TRUST

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Underlying PIMCO Funds	Market Value 12/31/2014	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2015	Dividend Income (1)	Realized Net Capital Gain Distributions (1)
PIMCO Emerging Markets Bond Fund	$13,298	$6,032	$0	$0	$(1,429)	$17,901	$897	$0
PIMCO EqS® Emerging Markets Fund**	13,263	890	(14,875)	715	7	0	0	0
PIMCO EqS Pathfinder Fund®**	21,972	1,030	(25,049)	(1,366)	3,413	0	0	0
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	13,200	6,411	(330)	(22)	(1,427)	17,832	1,424	62
PIMCO Global Advantage® Strategy Bond Fund	17,654	8,118	(305)	(33)	(1,622)	23,812	498	0
PIMCO Global Dividend Fund	31,065	21,001	(48)	(41)	(10,374)	41,603	1,765	4,123
PIMCO Income Fund	22,180	9,637	(528)	(21)	(1,450)	29,818	2,013	26
PIMCO Investment Grade Corporate Bond Fund	22,179	10,351	(861)	(39)	(1,772)	29,858	1,505	254
PIMCO RAE Fundamental PLUS EMG Fund	8,864	30,341	(884)	(53)	(8,587)	29,681	0	0
PIMCO RAE Fundamental PLUS Fund	21,854	2,690	(25,222)	(115)	793	0	135	0
PIMCO RAE Fundamental PLUS International Fund	13,248	6,973	(365)	(164)	(1,997)	17,695	507	0
PIMCO RAE Fundamental PLUS Small Fund	21,975	16,266	(375)	(39)	(8,502)	29,325	967	5,065
PIMCO Real Return Fund	22,159	9,464	(797)	(61)	(1,032)	29,733	270	0
PIMCO Short-Term Fund	66,240	25,700	(2,492)	(31)	(232)	89,185	1,284	0
PIMCO Short-Term Floating NAV Portfolio*	19	0	(19)	0	0	0	0	0
PIMCO Short-Term Floating NAV Portfolio III	32,419	340,854	(328,900)	(173)	1	44,201	354	0
PIMCO StocksPLUS® Fund	0	33,936	(719)	(33)	(3,812)	29,372	513	2,363
PIMCO StocksPLUS® International Fund (U.S. Dollar Hedged)	22,139	10,569	(1,415)	(136)	(1,598)	29,559	1,962	0
PIMCO StocksPLUS® International Fund (Unhedged)	0	35,341	(489)	(88)	(5,294)	29,470	1,562	63
PIMCO Total Return Fund IV	66,452	28,771	(2,753)	(78)	(3,105)	89,287	2,110	844
Totals	$430,180	$604,375	$(406,426)	$(1,778)	$(48,019)	$578,332	$17,766	$12,800

(1)	A portion of this may be recharacterized to return of capital and reflected as such on tax forms mailed to shareholders on or about January 31st following each calendar year.
†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	Effective July 1, 2015, the Portfolio was liquidated.
**	Effective July 14, 2015, the Portfolio was liquidated.

(b) Investments in Securities

U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a

government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location of these instruments is described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

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Notes to Financial Statements (Cont.)

(a) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for the receipt of collateral, which may result in interest expense to the Portfolio.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“Futures Variation Margin”). Gains or losses are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(b) Options Contracts  The Portfolio may write or purchase options to enhance returns or to hedge an existing position or future investment. The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio, as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed.

Options on Indices  The Portfolio may write or purchase options on indices (“Index Option”). An Index Option uses a specified index as the underlying instrument for the option contract. The exercise for an Index Option will not include physical delivery of the underlying index but will

24	PIMCO VARIABLE INSURANCE TRUST

December 31, 2015

result in a cash transfer of the amount of the difference between the settlement price of the underlying index and the strike price.

7. PRINCIPAL RISKS

In the normal course of business, the Portfolio (or Acquired Funds) trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Investments in Mutual Funds  To the extent that the Portfolio invests substantially all of its assets in Acquired Funds, the risks associated with investing in the Portfolio will be closely related to the risks associated with the securities and other investments held by the Acquired Funds. The ability of the Portfolio to achieve its investment objective may depend upon the ability of the Acquired Funds to achieve their respective investment objectives. There can be no assurance that the investment objective of any Acquired Fund will be achieved. The NAV of the Portfolio will fluctuate in response to changes in the respective NAV of the Acquired Funds in which it invests. The extent to which the investment performance and risks associated with the Portfolio correlates to those of a particular Acquired Fund will depend upon the extent to which the assets of the Portfolio are allocated from time to time for investment in the Acquired Funds, which will vary. Investing in Acquired Funds involves certain additional expenses and tax results that would not be present in a direct investment in the Acquired Funds.

In the normal course of business, the Acquired Funds trade financial instruments, and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk), or failure or inability of the other party to a transaction to perform (credit and counterparty risk).

The Portfolio’s investment performance depends upon how its assets are allocated and reallocated according to the Portfolio’s asset allocation targets and ranges. A principal risk of investing in the Portfolio is that the Portfolio’s investment adviser will make less than optimal or poor asset allocation decisions. The investment adviser attempts to identify investment allocations for the Acquired Funds that will provide consistent, quality performance for the Portfolio, but there is no guarantee that such allocation techniques will produce the desired results.

Market Risks  The Portfolio’s (or Acquired Funds’) investments in financial derivatives instruments and other financial instruments expose the Portfolio (to various risks such as, but not limited to, equity, interest rate, foreign currency and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio (or Acquired Funds) is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Portfolio (or Acquired Funds) may lose money if these changes are not anticipated by Portfolio (or Acquired Funds) management. The Portfolio (or Acquired Funds) may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Duration is a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. Convexity is an additional measure of interest rate sensitivity that measures the rate of change of duration in response to changes in interest rates. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). At present, the U.S. is experiencing historically low interest rates. The Portfolio may be subject to heightened interest rate risk because the Fed has ended its quantitative easing program and has begun, and may continue, to raise interest rates. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause the Portfolio (or Acquired Funds) to lose value. If the Portfolio (or Acquired Funds) lost enough value, the Portfolio (or Acquired Funds) could face increased redemptions by shareholders, which could further impair its performance.

To the extent that the Portfolio (or Acquired Fund) may invest in securities and instruments that are economically tied to Russia, the Portfolio (or Acquired Fund) is subject to various risks such as, but not limited to political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, and unpredictable taxation. Investments in Russia are particularly subject to the risk that further economic sanctions may be imposed by the United States and/or other countries. Such sanctions — which may impact companies in many sectors,

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Notes to Financial Statements (Cont.)

including energy, financial services and defense, among others — may negatively impact the Portfolio’s (or Acquired Fund’s) performance and/or ability to achieve its investment objective. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, difficulties in obtaining accurate prices, a smaller market capitalization and a smaller number of traded securities. Settlement, clearing and registration of securities transactions are subject to risks, which may result in significant delays or problems in registering the transfer of securities, including issues with foreign nominee accounts held with custodian banks. It is possible that the ownership rights of the Portfolio (or Acquired Fund) could be lost through fraud or negligence. In addition, it may be difficult for the Portfolio (or Acquired Fund) to enforce any rights it may have in the event of loss of share registration. Adverse currency exchange rates are a risk and there may be a lack of available currency hedging instruments. Investments in Russia may be subject to the risk of nationalization or expropriation of assets. Oil, natural gas, metals, and timber account for a significant portion of Russia’s exports, leaving the country vulnerable to swings in world prices.

If the Portfolio (or Acquired Funds) invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivative instruments that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio (or Acquired Funds), or, in the case of hedging positions, that the Portfolio’s (or Acquired Funds’) base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s (or Acquired Funds’) investments in foreign currency-denominated securities may reduce the Portfolio’s returns.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

The Portfolio’s (or Acquired Funds’) investments in commodity-linked financial derivative instruments may subject the Portfolio (or Acquired Funds) to greater market price volatility than investments in traditional securities. The value of commodity-linked financial derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Credit and Counterparty Risks  The Portfolio (or Acquired Funds) will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Portfolio (or Acquired Funds) minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges, where applicable. For financial derivative instruments traded on exchanges or clearinghouses, the primary credit risk is the creditworthiness of the Portfolio’s clearing broker or the exchange or clearinghouse itself. The Portfolio (or Acquired Funds) could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivative instruments contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities and financial derivative instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings.

Similar to credit risk, the Portfolio (or Acquired Funds) may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio (or Acquired Funds) has unsettled or open transactions will default. PIMCO, as the Adviser, minimizes counterparty risks to the Portfolio (or Acquired Funds) through a number of ways. Prior to entering into transactions with a new counterparty, the PIMCO Counterparty Risk Committee conducts an extensive credit review of such counterparty and must approve the use of such counterparty. Furthermore, pursuant to the terms of the underlying contract, to the extent that unpaid amounts owed to the Portfolio (or Acquired Funds) exceed a predetermined threshold, such counterparty shall advance collateral to the Portfolio (or Acquired Funds) in the form of cash or securities equal in value to the unpaid amount owed to the Portfolio (or Acquired Funds). The Portfolio (or Acquired Funds) may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio (or Acquired Funds) subsequently decreases, the Portfolio (or Acquired Funds) would be required to return to the counterparty all or a portion of the collateral previously advanced.

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All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio (or Acquired Funds) has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”)

govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared over the counter (“OTC”) derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk is significantly reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of an FCM default scenario further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party

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Notes to Financial Statements (Cont.)

custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.45%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.40%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $35,000, plus $3,600 for each Board meeting attended in person, $750 for each committee meeting attended and $750 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $5,000, the valuation oversight committee lead receives an additional annual retainer of $3,250 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads) and the governance committee chair receives an additional annual retainer of $1,500.

These expenses are allocated on a pro rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio, which does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  PIMCO has contractually agreed, through May 1, 2013, to reduce total annual portfolio operating expenses for the Portfolio by waiving a portion of its Supervisory and Administrative Fee or reimbursing the Portfolio, to the extent that they would exceed, due to the payment of organizational expenses and pro rata Trustees’ Fees, the sum of such Portfolio’s Investment Advisory Fee, service fees, Supervisory and Administrative Fees and other expenses borne by the Portfolio not covered by the Supervisory and Administrative Fee as described above (other than organizational expenses and pro rata Trustees’ Fees), plus 0.49 basis points. PIMCO may recoup these waivers and reimbursements for a period not exceeding three years, provided that total expenses, including such recoupment, do not

28	PIMCO VARIABLE INSURANCE TRUST

December 31, 2015

exceed the annual expense limit. As of December 31, 2015, there was no remaining recoverable amount to PIMCO.

(f) Acquired Fund Fees and Expenses  The Underlying PIMCO Fund expenses for the Portfolio are based upon an allocation of the Portfolio’s assets among the Underlying PIMCO Funds and upon the total annual operating expenses of the Institutional Class shares or, as applicable, Class M shares of these Underlying PIMCO Funds. Underlying PIMCO Fund expenses for the Portfolio will vary with changes in the expenses of the Underlying PIMCO Funds, as well as the allocation of the Portfolio’s assets.

PIMCO has contractually agreed, through May 1, 2016, to waive, first, the Investment Advisory Fee and, second, the Supervisory and Administrative Fee it receives from the Portfolio in an amount equal to the expenses attributable to the Investment Advisory Fees and Supervisory and Administrative Fees of Underlying PIMCO Funds indirectly incurred by the Portfolio in connection with its investments in Underlying PIMCO Funds, to the extent the Portfolio’s Investment Advisory Fees and Supervisory and Administrative Fees are greater than or equal to the Investment Advisory Fees and Supervisory and Administrative Fees of the Underlying PIMCO Funds. The waiver is reflected on the Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended December 31, 2015, the amount was $2,811,764.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8 and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs to the Portfolio including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The transaction costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2015, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$0	$0	$263,521	$80,428

†	A zero balance may reflect actual amounts rounding to less than one thousand.

ANNUAL REPORT	DECEMBER 31, 2015	29

Notes to Financial Statements (Cont.)

12. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2015		Year Ended 12/31/2014
	Shares	Amount	Shares	Amount

Receipts for shares sold
Administrative Class	18,716	$190,699	12,346	$132,026
Advisor Class	4,570	46,558	2,758	29,579
Issued as reinvestment of distributions
Administrative Class	4,081	38,125	1,999	21,274
Advisor Class	638	5,915	195	2,064
Cost of shares redeemed
Administrative Class	(5,069)	(51,524)	(3,560)	(37,920)
Advisor Class	(229)	(2,317)	(84)	(903)
Net increase (decrease) resulting from Portfolio share transactions	22,707	$227,456	13,654	$146,120

As of December 31, 2015, two shareholders each owned 10% or more of the Portfolio’s total outstanding shares comprising 96% of the Portfolio.

13. REGULATORY AND LITIGATION MATTERS

The Portfolio is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

PIMCO has received a Wells Notice from the staff of the U.S. Securities and Exchange Commission (“SEC”) that relates to the PIMCO Total Return Active Exchange-Traded Fund (“BOND”), a series of PIMCO ETF Trust. The notice indicates the staff’s preliminary determination to recommend that the SEC commence a civil action against PIMCO stemming from a non-public investigation relating to BOND. A Wells Notice is neither a formal allegation of wrongdoing nor a finding that any law was violated.

This matter principally pertains to the valuation of smaller sized positions in non-agency mortgage-backed securities purchased by BOND between its inception on February 29, 2012 and June 30, 2012, BOND’s performance disclosures for that period, and PIMCO’s compliance policies and procedures related to these matters.

The Wells process provides PIMCO with the opportunity to demonstrate to the SEC staff why it believes its conduct was appropriate, in keeping with industry standards, and that no action should be taken. PIMCO believes that this matter is unlikely to have a material adverse effect on any Portfolio or on PIMCO’s ability to provide investment management services to any Portfolio.

The foregoing speaks only as of the date of this report.

14. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2015, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2012-2014, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

30	PIMCO VARIABLE INSURANCE TRUST

December 31, 2015

As of December 31, 2015, the components of distributable taxable earnings are as follows (amounts in thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Qualified Late-Year Loss Deferral— Capital (4)	Qualified Late-Year Loss Deferral— Ordinary (5)
PIMCO Global Diversified Allocation Portfolio	$—	$1,541	$(77,728)	$(16)	$—	$—	$—

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures and options for federal income tax purposes. Also adjusted for return of capital distributions received.

(2)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for organizational costs.
(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2015 through December 31, 2015 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
(5)	Specified losses realized during the period November 1, 2015 through December 31, 2015, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

As of December 31, 2015, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (6)
PIMCO Global Diversified Allocation Portfolio	$658,680	$—	$(77,728)	$(77,728)

(6)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals and return of capital distributions received.

For the years ended December 31, 2015 and December 31, 2014, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

	Fiscal Year Ended	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)
PIMCO Global Diversified Allocation Portfolio	12/31/2015	$17,181	$26,859	$—
	12/31/2014	$18,317	$5,021	$—

(7)	Includes short-term capital gains, if any, distributed.
(8)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

ANNUAL REPORT	DECEMBER 31, 2015	31

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and Shareholders of PIMCO Global Diversified Allocation Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of PIMCO Global Diversified Allocation Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 18, 2016

32	PIMCO VARIABLE INSURANCE TRUST

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
SSB	State Street Bank and Trust Co.

Currency Abbreviations:
USD (or $)	United States Dollar

Exchange Abbreviations:
CBOE	Chicago Board Options Exchange

ANNUAL REPORT	DECEMBER 31, 2015	33

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2015:

PIMCO Global Diversified Allocation Portfolio	8.13%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

PIMCO Global Diversified Allocation Portfolio	3.07%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

34	PIMCO VARIABLE INSURANCE TRUST

Management of the Trust

(Unaudited)

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Portfolio’s website at pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees*

Brent R. Harris (1959) Chairman of the Board and Trustee	08/1997 to present	Managing Director, PIMCO. Formerly, member of Executive Committee, PIMCO.	168	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT; Director StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute.

Douglas M. Hodge (1957) Trustee	02/2010 to present	Managing Director, Chief Executive Officer, PIMCO (since 2/14); Chief Operating Officer, PIMCO (7/09 – 2/14); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	146	Trustee, PIMCO Funds; Trustee, PIMCO ETF Trust.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company; Formerly, Executive Advisor, Toyota Financial Services; CEO, Toyota Financial Services.	146	Trustee, PIMCO Funds; Trustee, PIMCO ETF Trust.

E. Philip Cannon (1940) Trustee	05/2000 to present	Private Investor. Formerly, President, Houston Zoo.	168	Trustee, PIMCO Funds; Trustee, PIMCO ETF; Trustee, PIMCO Equity Series; and Trustee, PIMCO Equity Series VIT. Formerly, Trustee, Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments).	168	Trustee, PIMCO Funds; Trustee, PIMCO ETF Trust; Trustee, PIMCO Equity Series; and Trustee, PIMCO Equity Series VIT. Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group).	146	Trustee, PIMCO Funds; Trustee, PIMCO ETF Trust.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	168	Trustee, PIMCO Funds; Trustee, PIMCO ETF; Trustee, PIMCO Equity Series; and Trustee, PIMCO Equity Series VIT.

Ronald C. Parker (1951) Trustee	07/2009 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products).	168	Trustee, PIMCO Funds; Trustee, PIMCO ETF Trust; Trustee, PIMCO Equity Series; and Trustee, PIMCO Equity Series VIT.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.

** Trustees serve until their successors are duly elected and qualified.

ANNUAL REPORT	DECEMBER 31, 2015	35

Management of the Trust (Cont.)

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*

Peter G. Strelow (1970) President	01/2015 to present Senior Vice President 11/2013 to 01/2015 Vice President 05/2008 to 11/2013	Managing Director, PIMCO. President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

David C. Flattum (1964) Chief Legal Officer	11/2006 to present	Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to present	Managing Director and Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Brent R. Harris (1959) Senior Vice President	01/2015 to present President 03/2009 to 01/2015	Managing Director and current member of Executive Committee, PIMCO. Senior Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to present	Managing Director, Chief Executive Officer, PIMCO (since 2/14); Chief Operating Officer, PIMCO (7/09 - 2/14); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management. Senior Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Kevin M. Broadwater (1964) Vice President - Senior Counsel	05/2012 to present	Executive Vice President and Deputy General Counsel, PIMCO. Vice President - Senior Counsel, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Joshua D. Ratner (1976)** Vice President - Senior Counsel, Secretary	11/2013 to present Assistant Secretary 10/2007 to 01/2011	Executive Vice President and Senior Counsel, PIMCO. Chief Legal Officer, PIMCO Investments LLC. Vice President - Senior Counsel, Secretary, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Secretary and Chief Legal Officer, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Stacie D. Anctil (1969) Vice President	05/2015 to present Assistant Treasurer 11/2003 to 05/2015	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

William G. Galipeau (1974) Vice President	11/2013 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Treasurer, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds. Formerly, Vice President, Fidelity Investments.

Eric D. Johnson (1970)** Vice President	05/2011 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

Henrik P. Larsen (1970) Vice President	02/1999 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Greggory S. Wolf (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Trent W. Walker (1974) Treasurer	11/2013 to present Assistant Treasurer 05/2007 to 11/2013	Executive Vice President, PIMCO. Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Assistant Treasurer, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

Jason J. Nagler (1982)** Assistant Treasurer	05/2015 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds. Formerly, Head of Mutual Fund Reporting, GMO and Assistant Treasurer, GMO Trust and GMO Series Trust Funds.

* The term “PIMCO Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit Income Fund, PIMCO Dynamic Income Fund, PIMCO Global StocksPLUS & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.

** The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

36	PIMCO VARIABLE INSURANCE TRUST

Privacy Policy1

(Unaudited)

The Trust2 considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ non-public personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on applicable websites.

Respecting Your Privacy

As a matter of policy, the Trust does not disclose any non-public personal information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust or its affiliates may also retain non-affiliated companies to market the Trust’s shares or products which use the Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Trust reserves the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any fund advised by PIMCO in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Trust may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

Information Collected from Websites

Websites maintained by the Trust or its service providers may use a variety of technologies to collect information that help the Trust and its service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. In addition, the Trust or its Service Affiliates may use third parties to place advertisements for the Trust on other websites, including banner advertisements. Such third parties may collect anonymous information through the use of cookies or action tags (such as web beacons). The information these third parties collect is generally limited to technical and web navigation information, such as your IP address, web pages visited and browser type, and does not include personally identifiable information such as name, address, phone number or email address.

You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly.

Changes to the Privacy Policy

From time to time, the Trust may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Effective as of September 5, 2014.

2 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined policy may be written in the first person (i.e., by using “we” instead of “the Trust”).

ANNUAL REPORT	DECEMBER 31, 2015	37

Approval of Investment Advisory Contract and Other Agreements

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement and Amended and Restated Asset Allocation Sub-Advisory Agreement

At a meeting held on August 10-11, 2015, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved the Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) between the Trust, on behalf of each of the Trust’s series (the “Portfolios”), and Pacific Investment Management Company LLC (“PIMCO”) for an additional one-year term through August 31, 2016. The Board also considered and unanimously approved for an additional one-year term through August 31, 2016, the Supervision and Administration Agreement (together with the Investment Advisory Contract, the “Agreements”) between the Trust, on behalf of the Portfolios, and PIMCO. In addition, the Board considered and unanimously approved the renewal of the Amended and Restated Asset Allocation Sub-Advisory Agreement (the “Asset Allocation Agreement”) between PIMCO, on behalf of PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, and Research Affiliates, LLC (“Research Affiliates”) for an additional one-year term through August 31, 2016.

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of the past year, the Trustees received a wide variety of materials relating to the services provided by PIMCO and Research Affiliates to the Trust. At each of its quarterly meetings, the Board reviewed the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including shareholder services, valuation and custody, the Portfolios’ compliance program and other information relating to the nature, extent and quality of services provided by PIMCO and Research Affiliates to the Trust. In considering whether to approve the renewal of the Agreements and the Asset Allocation Agreement, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial information for PIMCO and, where relevant, Research Affiliates, information regarding the profitability to PIMCO of its relationship with the Portfolios, information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Portfolios, and information about the fees charged and services provided to other clients with similar investment mandates as the Portfolios (where applicable). In addition, the Board reviewed materials provided by counsel to the Trust and the Independent Trustees, which included, among other things, memoranda outlining legal duties of the Board in considering the continuation of the Agreements and the Asset Allocation Agreement.

(b) Review Process:  In connection with the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed written materials prepared by PIMCO and, where applicable, Research Affiliates in response to requests from counsel to the Trust and the Independent Trustees. The Board requested and received assistance and advice regarding applicable legal standards from counsel to the Trust and the Independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board heard oral presentations on matters related to the Agreements and the Asset Allocation Agreement and met both as a full Board and in a separate session of the Independent Trustees, without management present, at the August 10-11, 2015 meeting. The Independent Trustees also conducted a telephonic meeting with counsel to the Trust and the Independent Trustees on July 30, 2015 and executive sessions on August 10, 2015 to discuss the materials presented. In addition, the Independent Trustees requested and received from PIMCO additional information including, but not limited to, information related to profitability and comparative performance information.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and the Asset Allocation Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in assets under management. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes

38	PIMCO VARIABLE INSURANCE TRUST

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available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to reasonably assure compliance with applicable laws and regulations and its commitment to these programs, its oversight of matters that may involve conflicts of interest between the Portfolios’ investments and those of other accounts managed by PIMCO, and its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has enhanced PIMCO’s service to the Funds and has allowed PIMCO to introduce innovative new funds over time. In addition, the Board considered the nature and quality of services provided by PIMCO to the wholly-owned subsidiaries of applicable Portfolios.

The Trustees considered information they had received about the steps that PIMCO has taken in recent years with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the counterparty risk committee, which oversees counterparty risk on a firm-wide basis, continually evaluating requests to add or remove approved counterparties as market needs and conditions warrant. The Trustees also considered that, over the last several years, PIMCO has continued to strengthen the process it uses to assess the financial stability of counterparties with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that, consistent with its fiduciary duty, PIMCO executes transactions through a competitive best execution process and uses only those counterparties that meet its stringent and monitored criteria. The Trustees considered that PIMCO’s collateral management team utilizes a counterparty risk system to analyze portfolio level exposure and collateral being exchanged with counterparties.

In addition, the Trustees considered new services and service enhancements that PIMCO has implemented since the Board renewed the Agreements in 2014, including, but not limited to: conducting a targeted review of quality and efficiency in the valuation process; expanding the analytical review of shareholder reports by State Street Bank and Trust Company, the Portfolios’ custodian; developing a process for monthly forecasts of taxable and book income to enhance portfolio management of investment income; continuing the expansion of a proprietary performance reconciliation tool, which includes next-day comparison of daily internal performance to custodian bank performance to identify potential errors and guardrail net asset value calculations; developing and implementing the Global Process Monitor application, which includes real-time tracking and escalation protocols for critical activities; and implementing monthly cash flow reporting processes to support client and media demands for information about investor flows and assets under management data. The Trustees also considered the recent outflows from the Portfolios. The Trustees further considered whether the decline in the Portfolios’ assets and the reduction in PIMCO’s total assets under management materially impacted the service quality or resources available to the Portfolios. The Trustees concluded that there has been no adverse impact to service quality or resources available to the Portfolios.

Similarly, the Board considered the asset allocation services provided by Research Affiliates to the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio. The Board noted that the PIMCO All Asset All Authority Portfolio recently commenced operations. The Board also considered the depth and quality of Research Affiliates’ investment management and research capabilities, the experience and capabilities of its portfolio management personnel and, in particular, the experience and capabilities of Robert Arnott, Research Affiliates’ principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by Research Affiliates under the Asset Allocation Agreement are likely to benefit the Portfolios and their respective shareholders (as applicable).

(b) Other Services:  The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust pursuant to the Administration Agreement.

The Board considered the terms of the Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services provided pursuant to that agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of these services and its supervision of the Trust’s third party service providers to assure

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Approval of Investment Advisory Contract and Other Agreements (Cont.)

that these service providers continue to provide a high level of service relative to alternatives available in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited, and will likely continue to benefit, the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board received and examined information from PIMCO concerning the Portfolios’ performance, as available, over short- and long-term periods ended May 31, 2015 and other performance data, as available, over short- and long-term periods ended June 30, 2015 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ performance, as available, over short- and long-term periods ended May 31, 2015 (the “Lipper Report”).

The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 10-11, 2015 meeting. The Trustees noted that a majority of the Portfolios outperformed their respective Lipper medians over the three-year and longer periods ended May 31, 2015.

The Board also noted that, as of May 31, 2015, the Administrative Class of 44%, 79% and 92% of the Portfolios outperformed its Lipper category median on a net-of-fees basis over the three-year, five-year and ten-year periods, respectively. The Trustees considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of investments and that differences in performance among classes could principally be attributed to differences in the supervisory and administrative fees and distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups and that the Lipper categories do not: separate funds based upon maturity or duration; account for the applicable Portfolios’ hedging strategies; distinguish between enhanced index and actively managed equity strategies; include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” Lipper category to which they do not properly belong); or account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may not be particularly relevant to the consideration of Portfolio performance.

The Board noted that 63% or more of the assets of the Trust had outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods ending May 31, 2015 (based on the performance of the Administrative Class). The Board also noted that 8 of 14 Portfolios, representing 69% of the total assets of the Trust, had outperformed their respective benchmark indexes on a net-of-fees basis over the five-year period ending May 31, 2015. The Board also noted that, while the Lipper universe comparisons provide a valuable performance comparison reference, there are certain Portfolios that do not fit neatly into their respective Lipper classifications. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward. The Board also considered that the Trust’s assets were over $20 billion as of December 31, 2014.

The Board considered PIMCO’s discussion of the intensive nature of managing bond funds, noting that it requires the management of a number of factors, including: varying maturities; prepayments; collateral management; counterparty management; pay-downs; credit events; workouts; derivatives; net new issuance in the bond market; and decreased market maker inventory levels. The Board noted that in addition to managing these factors, PIMCO must also balance risk controls and strategic positions in each portfolio it manages, including the Portfolios. Despite these challenges, the Board noted that PIMCO has generated “alpha” (i.e., non-market correlated excess performance) for its clients over time, including the Trust.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price funds to scale at the outset with reference to the total expense ratios of the respective Lipper median (if available), while providing a premium for innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also considered that PIMCO reviews the Portfolios’ fee levels

40	PIMCO VARIABLE INSURANCE TRUST

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and carefully considers reductions where appropriate. Further, the Board noted that PIMCO believes that the growth in the Trust’s assets under management over the long-term and long-term positive net flows are important indicators of proper and effective pricing.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. The Board also reviewed information relating to the sub-advisory fees paid to Research Affiliates with respect to applicable Portfolios, taking into account that PIMCO compensates Research Affiliates from the advisory fees paid by such Portfolios to PIMCO. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in a “Peer Group” of comparable funds, as well as the universe of other similar funds. The Board noted that a number of Portfolios have total expense ratios that fall below the average and median expense ratios in their Peer Group and Lipper universe. In addition, the Board noted the fee waivers in place with respect to the fees that might result from investments by applicable Portfolios in their respective wholly-owned subsidiaries.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts and as sub-adviser to other investment companies with a similar investment strategy, including differences in advisory services provided. The Board noted that advisory fees for most Portfolios were similar to the fee rates charged to separate account strategies with the same investment strategies as the Portfolios. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including differences in the advisory and other services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees.

Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third-party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Portfolios. The Trustees also took into account that there are various reasons for any such difference in fees, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial risk and regulatory requirements, differing legal liabilities on a contract-by-contract basis and different servicing requirements when it does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations as compared to when PIMCO serves as investment adviser and sponsor.

The Board considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board also considered that as the Portfolios’ business has become increasingly complex, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. In addition, the Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee and, in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board further considered that many other funds pay for these services separately, and thus it is difficult to directly compare the Trust’s unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board also considered that the unified supervisory and administrative fee leads to Portfolio fees that are fixed, rather than variable. The Board noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease. The Board also considered that the Portfolios’ unified fee structure meant that fees were not impacted by recent outflows in certain Portfolios, unlike funds without a unified fee structure, which may see increased expense ratios when fixed costs are passed through to a smaller asset base. The Board further noted that, with few exceptions, PIMCO has generally maintained Portfolio fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall Portfolio fees, which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed with PIMCO those Portfolios and/or classes of Portfolios that had above median total expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few peers (if any), and cannot easily be grouped with comparable funds. Upon comparing the Portfolios’ total expenses to other funds in the “Peer Groups” provided by Lipper, the Board found total expenses of each Portfolio to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying funds in which the Funds of Funds may invest and,

ANNUAL REPORT	DECEMBER 31, 2015	41

Approval of Investment Advisory Contract and Other Agreements (Cont.)

therefore, such services were not duplicative of the advisory services provided to the underlying funds. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

Based on the information presented by PIMCO, Research Affiliates and Lipper, members of the Board determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of each Portfolio, are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were lower than in the previous year due to the impact of the Portfolios’ overall outflows. To the extent applicable, the Board also reviewed information regarding the portion of a Portfolio’s advisory fee retained by PIMCO, following the payment of sub-advisory fees to Research Affiliates, with respect to the Portfolio. Additionally, the Board noted that profit margins with respect to the Portfolios were within the ranges, although above the median, of publicly held investment management companies reported by Lipper and Strategic Insight (an independent provider of fund industry research). The Board noted that the PIMCO’s profit margin with respect to the Trust shows that the Trust is profitable, although less so than PIMCO Funds due to payments made by PIMCO to participating insurance companies. The Board also noted that it had received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, cyber security, information security, shareholder privacy, business continuity planning, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board noted that PIMCO shares the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including through the pricing of Portfolios to scale from inception and the enhancement of services provided to the Portfolios in return for fees paid. The Board reviewed the history of the Portfolios’ fee structure. The Board considered that the Portfolios’ unified fee rates had been set competitively and/or priced to scale from inception, had been held steady at that scaled competitive rate for most Portfolios as assets grew, or as assets declined in the case of some Portfolios, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing Portfolio shareholders of the fees associated with the Portfolios, and that the Portfolios bear certain expenses that are not covered by the advisory fee or the unified fee.

The Trustees considered that the unified fee has provided inherent economies of scale because a Portfolio maintains competitive fixed unified fees even if the particular Portfolio’s assets decline and/or operating costs rise. The Trustees further considered that, in contrast, breakpoints are a proxy for charging higher fees on lower asset levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also considered that, unlike the Portfolios’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees also considered that the unified fee protects shareholders from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those referenced above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Portfolios’ cost structures were reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and each of the Portfolios, to the benefit of their respective shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their respective shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Portfolios’ Rule 12b-1 plans or otherwise. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on their review, including their consideration of each of the factors summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and Research Affiliates favored the renewal of the Agreements and the Asset Allocation Agreement. The Independent Trustees and the Board as a whole concluded that the Agreements and the Asset Allocation Agreement continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees

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paid to PIMCO by the Portfolios under the Agreements and the fees paid to Research Affiliates by PIMCO under the Asset Allocation Agreement, and that the renewal of the Agreements and the Asset Allocation Agreement was in the best interests of the Portfolios and their shareholders.

ANNUAL REPORT	DECEMBER 31, 2015	43

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT09AR_123115

PIMCO Variable Insurance Trust

Annual Report

December 31, 2015

PIMCO Global Multi-Asset Managed Allocation Portfolio

Share Classes

■	Institutional
■	Administrative
■	Advisor

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

Please find enclosed the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2015. The following pages contain specific details about the Portfolio’s investment performance and a discussion of the factors that most affected performance over the reporting period.

Heightened market volatility throughout the reporting period was sparked by a mix of investor concerns including geopolitical developments, monetary policy and the potential for slowing global economic growth, which generally contributed to dampened investor sentiment. In particular, increasing concern over the outlook for Chinese growth sent commodity prices and inflation expectations lower, while also negatively impacting prices of emerging market (“EM”) debt and equities. In addition, the Chinese equity market began a strong decline in June 2015, which prompted the Chinese government to prop-up equity share prices and devalue the Chinese yuan. Volatility in Chinese equity markets continued into January 2016 on renewed concern over slowing Chinese economic growth. Furthermore, rising tension in the Middle East and the continued debt crisis in Greece also contributed to investor unease throughout the reporting period.

Economic data in the U.S. continued to confirm a healthy economy, particularly labor market indicators such as employment and wages. Still, signs of caution remained, particularly as U.S. consumers appeared to be more selective in their spending and chose to save rather than spend their windfall from lower gas prices. Additionally, consumer sentiment and certain housing indicators softened towards the end of the reporting period, and December 2015 U.S. manufacturing data indicated the fastest contraction in six years. Within the Eurozone, volatility increased despite gradual improvement in the underlying economies. Eurozone economic data also showed generally positive signs of an early recovery but were tempered slightly by sluggish inflation.

The theme of divergent global central bank monetary policy continued throughout the reporting period. The European Central Bank (“ECB”) expressed its commitment to increase quantitative easing (or large-scale asset purchases), along with the Bank of Japan and the People’s Bank of China who also indicated their intent to accelerate such measures. The Federal Reserve (“Fed”), on the other hand, moved on December 16 to raise the Federal Funds Rate by 0.25% to a new range of 0.25% - 0.50%, marking its first rate hike in nine years. However, the Fed noted that future increases in its target rate would be “gradual” and in-line with their previous projections, which helped to ease investor concerns. Outside of the reporting period on January 27, the Fed opted to leave the Federal Funds Rate unchanged, noting their intent to closely monitor how the global economy and markets influence the U.S. economic outlook.

Highlights of the financial markets during the twelve-month fiscal reporting period include:

■

U.S. Treasuries, as represented by the Barclays U.S. Treasury Index, returned 0.84% for the reporting period as yields generally rose slightly across the Treasury yield curve. The benchmark ten-year U.S. Treasury note yielded 2.27% at the end of the reporting period, up from 2.17% on December 31, 2014. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 0.55% for the reporting period.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Barclays U.S. TIPS Index, declined 1.44% over the reporting period. U.S. TIPS were pressured over the year as breakeven inflation levels, a proxy for inflation expectations, declined in-line with commodity markets. Global inflation-linked bonds (“ILBs”) were also down overall during the reporting period, as the slide in energy and other commodities impacted inflation expectations globally. Despite this headwind, European ILBs fared better than other developed countries and posted marginal gains in local currencies as real yields benefited from the ECB’s quantitative easing support.

■

Prices on broad commodities were down over the reporting period, led lower primarily by energy and industrial metal prices. Crude oil prices faced increasing pressure from a persisting inventory glut and production growth, especially from the Organization of the Petroleum Exporting Countries (“OPEC”). Towards the end of the reporting period, seasonally warm weather put further pressure on oil prices, which ended the year considerably lower. Diversified commodities, as represented by the Bloomberg Commodity Index Total Return, declined 24.66% over the reporting period.

2	PIMCO VARIABLE INSURANCE TRUST

■

Agency mortgage-backed securities (“MBS”), as represented by the Barclays U.S. MBS Fixed Rate Index, returned 1.51% over the reporting period. Non-Agency MBS prices were mixed amid weakness in the broader credit markets, although underlying collateral performance has generally been in-line with investor expectations and continues to gradually improve over the long-term.

■

U.S. investment grade credit, as represented by the Barclays U.S. Credit Index, declined 0.77% over the reporting period. Investment grade credit valuations cheapened as a record $1.15 trillion of new issuance came to market and commodity prices continued to fall given worries over slowing Chinese growth. Developed market global high yield bonds, as measured by the BofA Merrill Lynch Developed Markets High Yield Constrained Index, declined 3.05% over the reporting period. Weakness in the commodity-oriented sectors including energy and metals & mining, weighed on returns as oil and other commodity prices fell. Overall, global high yield spreads and yields rose throughout the reporting period and ended higher.

■

EM external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 1.23% over the reporting period. EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), declined 14.92% over the reporting period. Idiosyncratic forces remained a dominant theme. China, for example, continued to expand its accommodative measures as both growth and inflation showed signs of further moderation. In addition, the Russian ruble continued its recovery from 2014 weakness before stumbling toward the end of the reporting period on oil price weakness.

■

Equity markets showed mixed performance globally amid a period marked by economic uncertainty, increased volatility and divergent central bank monetary policy. U.S. equities, as represented by the S&P 500 Index, returned 1.38% (on a total return basis) and developed market equities outside the U.S., as represented by the MSCI EAFE Net Dividend Index (USD Unhedged), declined 0.81% over the reporting period. However, ultra-easy monetary policy in Europe and Japan benefited European and Japanese equity markets, which generally posted positive returns. However, EM equities, as represented by the MSCI Emerging Markets Index (Net Dividends in USD), declined 14.92% over the same period, due to headwinds from a stronger U.S. dollar, falling commodity prices, concerns over slower Chinese economic growth and declining Chinese equities.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your broad investment needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Variable Insurance Trust February 18, 2016

ANNUAL REPORT	DECEMBER 31, 2015	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of nineteen separate investment portfolios, including the PIMCO Global Multi-Asset Managed Allocation Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

The Portfolio may invest in Institutional Class or Class M shares of any of the funds of PIMCO Funds and PIMCO Equity Series, affiliated open-end investment companies, except funds of funds (“Underlying PIMCO Funds”), and may also invest in other affiliated, including funds of PIMCO ETF Trust, and unaffiliated funds (collectively, the “Acquired Funds”). The Portfolio may invest in a combination of affiliated funds and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940, as amended (the “1940 Act”), fixed income instruments, equity securities, forwards and derivatives, to the extent permitted under the 1940 Act or exemptive relief therefrom. The cost of investing in the Portfolio will generally be higher than the cost of investing in a mutual fund that only invests directly in individual stocks and bonds.

In an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by the Portfolio are likely to decrease in value. A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and significant, and there is no guarantee that Fund management will anticipate such movement accurately.

As of the date of this report, interest rates in the U.S. are near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program and has begun, and may continue, to raise interest rates. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, or negatively impact the Portfolio’s performance or cause the Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions, which among other things, could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus. Some of these risks may include, but are not limited to the following: allocation risk, Acquired Fund risk, interest rate risk, call risk, credit risk, high yield risk, distressed company risk, market risk, issuer risk, liquidity risk, derivatives risk, commodity risk, equity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, real estate risk, emerging markets risk, sovereign debt risk, currency risk, leveraging risk, smaller company risk, management risk, tax risk, subsidiary risk, short sale risk, value investing risk, arbitrage risk and convertible securities risk. A complete description of these and other risks is contained in the Portfolio’s prospectus.

The Portfolio or an Acquired Fund may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, leverage risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on the Portfolio or an Acquired Fund. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s or Acquired Fund’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in an asset, instrument or component of the index underlying a derivative instrument may cause an immediate and substantial loss or gain in the Portfolio or an Acquired Fund, which translates into heightened volatility for the Portfolio. The Portfolio or an Acquired Fund may engage in such transactions regardless of whether the Portfolio or an Acquired Fund owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio or an Acquired Fund may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s or an Acquired Fund’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if the Portfolio or an Acquired Fund invests in emerging market debt, both may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign (non-U.S.) issuer.

4	PIMCO VARIABLE INSURANCE TRUST

High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in such markets. Thus, high yield investments increase the chance that the Portfolio will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage- and Asset-Backed Securities represent ownership interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, Mortgage- and Asset-Backed Securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on Mortgage- and Asset-Backed Securities depend on the ability of the underlying assets to generate cash flow.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measures performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart reflects only Administrative Class performance. Performance for Institutional Class, Class M and Advisor Class shares, if applicable, may be higher or lower based on each class’s expense ratios. The Portfolio’s total annual operating expense ratios on the Portfolio Summary page are as of the currently effective prospectus, as supplemented to date. The Portfolio measures its performance against a broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

The following table discloses the inception dates of the Portfolio and its respective share classes along with the Portfolio’s diversification status as of period end:

Portfolio Name	Portfolio Inception	Institutional Class	Class M	Administrative Class	Advisor Class	Diversification Status
PIMCO Global Multi-Asset Managed Allocation Portfolio	04/15/09	04/30/12	—	04/15/09	04/15/09	Diversified

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolio. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Portfolio creates a contract between or among any shareholder of the Portfolio, on the one hand, and the Trust, the Portfolio, a service provider to the Trust or the Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public

ANNUAL REPORT	DECEMBER 31, 2015	5

Important Information About the Portfolio (Cont.)

Reference Room in Washington, D.C. is available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

6	PIMCO VARIABLE INSURANCE TRUST

PIMCO Global Multi-Asset Managed Allocation Portfolio (Consolidated)

Cumulative Returns Through December 31, 2015

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown†

Mutual Funds	30.5%
U.S. Treasury Obligations	26.1%
Corporate Bonds & Notes	9.4%
Sovereign Issues	9.0%
Common Stocks	8.3%
Short-Term Instruments‡	7.2%
Other	9.5%
†	% of Investments, at value as of 12/31/15. Financial derivative instruments, if any, are excluded.

‡	Includes Central Funds used for Cash Management Purposes

Average Annual Total Return for the period ended December 31, 2015
	1 Year	5 Years	Inception*
PIMCO Global Multi-Asset Managed Allocation Portfolio Institutional Class	(0.05)%	—	0.04%
PIMCO Global Multi-Asset Managed Allocation Portfolio Administrative Class	(0.14)%	0.60%	4.78%
PIMCO Global Multi-Asset Managed Allocation Portfolio Advisor Class	(0.26)%	0.51%	4.69%
60% MSCI World Index/40% Barclays U.S. Aggregate Index±	(0.07)%	6.06%	9.43%	**
MSCI World Index±±	(0.87)%	7.59%	12.58%	**

All Portfolio returns are net of fees and expenses.

* For class inception dates please refer to the Important Information.

** Average annual total return since 04/15/2009.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), as supplemented to date, is 1.43% for Institutional Class shares, 1.58% for Administrative Class shares, and 1.68% for Advisor Class shares.

± 60% MSCI World Index/40% Barclays U.S. Aggregate Index. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of 23 developed market country indices. The Barclays U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

±± The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of 23 developed market country indices.

It is not possible to invest in an unmanaged index.

Investment Objective and Strategy Overview

»

The PIMCO Global Multi-Asset Managed Allocation Portfolio seeks total return which exceeds that of a blend of 60% MSCI World Index/40% Barclays U.S. Aggregate Index. PIMCO uses a three-step approach in seeking to achieve the return and volatility parameters of the Portfolio’s investment objective which consists of 1) developing a target asset allocation; 2) developing a series of relative value strategies designed to add value beyond the target allocation; and 3) utilizing hedging techniques to manage risks. PIMCO evaluates these three steps and uses varying combinations of Acquired Funds and/or direct investments to implement them within the Portfolio. The Portfolio may invest in Institutional Class or Class M shares of any funds of the PIMCO Funds and PIMCO Equity Series, affiliated open-end investment companies, except funds of funds (collectively, “Underlying PIMCO Funds”), and may also invest in other affiliated, including funds of PIMCO ETF Trust, and unaffiliated funds (collectively, “Acquired Funds”). The Portfolio seeks to achieve its investment objective by investing under normal circumstances in a combination of affiliated and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940, as amended (the “1940 Act”), equity securities, Fixed Income Instruments, forwards and derivatives. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

Portfolio Insights

»	An overweight exposure to European equities benefited relative performance, as these securities generally posted positive returns over the reporting period.

»

An overweight to corporate credit, concentrated in the financial sector, benefited relative performance, as the financial subsector of the Barclays Capital U.S. Investment Grade Bond Index posted positive returns over the reporting period.

»	An underweight to the euro benefited performance, as the euro depreciated relative to the U.S. dollar during the reporting period.

»	An overweight exposure to Chinese equities detracted from performance, as these securities generally posted negative returns over the reporting period.

»	Exposure to U.S. Treasury Inflation-Protected Securities detracted from relative performance, as breakeven inflation rates declined over the reporting period.

ANNUAL REPORT	DECEMBER 31, 2015	7

Expense Example PIMCO Global Multi-Asset Managed Allocation Portfolio (Consolidated)

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held from July 1, 2015 to December 31, 2015 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (07/01/15)	Ending Account Value (12/31/15)	Expenses Paid During Period*	Beginning Account Value (07/01/15)	Ending Account Value (12/31/15)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$958.90	$4.06	$1,000.00	$1,021.47	$4.19	0.81%
Administrative Class	1,000.00	958.00	4.82	1,000.00	1,020.70	4.97	0.96
Advisor Class	1,000.00	957.80	5.32	1,000.00	1,020.19	5.49	1.06

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 187/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers can be found in Note 9 in the Notes to Financial Statements.

8	PIMCO VARIABLE INSURANCE TRUST

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ANNUAL REPORT	DECEMBER 31, 2015	9

Financial Highlights PIMCO Global Multi-Asset Managed Allocation Portfolio (Consolidated)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income (b)	Distributions from Net Realized Capital Gains (b)	Tax Basis Return of Capital (b)	Total Distributions

Institutional Class
12/31/2015	$11.57	$0.36	$(0.37)	$(0.01)	$(0.21)	$0.00	$(0.02)	$(0.23)
12/31/2014	11.34	0.36	0.19	0.55	0.00	0.00	(0.32)	(0.32)
12/31/2013	12.71	0.34	(1.31)	(0.97)	(0.30)	0.00	(0.10)	(0.40)
04/30/2012 - 12/31/2012	12.68	0.31	0.12	0.43	(0.35)	(0.05)	0.00	(0.40)

Administrative Class
12/31/2015	11.56	0.30	(0.32)	(0.02)	(0.19)	0.00	(0.02)	(0.21)
12/31/2014	11.33	0.33	0.20	0.53	0.00	0.00	(0.30)	(0.30)
12/31/2013	12.71	0.29	(1.28)	(0.99)	(0.29)	0.00	(0.10)	(0.39)
12/31/2012	12.15	0.29	0.77	1.06	(0.45)	(0.05)	0.00	(0.50)
12/31/2011	12.71	0.38	(0.59)	(0.21)	(0.24)	(0.11)	0.00	(0.35)

Advisor Class
12/31/2015	11.61	0.27	(0.30)	(0.03)	(0.18)	0.00	(0.02)	(0.20)
12/31/2014	11.38	0.31	0.21	0.52	0.00	0.00	(0.29)	(0.29)
12/31/2013	12.76	0.27	(1.27)	(1.00)	(0.28)	0.00	(0.10)	(0.38)
12/31/2012	12.16	0.27	0.78	1.05	(0.40)	(0.05)	0.00	(0.45)
12/31/2011	12.72	0.37	(0.59)	(0.22)	(0.23)	(0.11)	0.00	(0.34)

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)	Determined in accordance with federal income tax regulations, see Note 2(d) in the Notes to Financial Statements for more information.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$11.33	(0.05)%	$1,515	0.74%		1.03%		0.69%		0.98%		3.01%		367%
11.57	4.86	2,052	0.55		0.98		0.53		0.96		3.13		391
11.34	(7.68)	1,737	0.53		0.99		0.52		0.98		2.83		116
12.71	3.50	13	0.52	*	1.02	*	0.52	*	1.02	*	3.66	*	133

11.33	(0.14)	219,433	0.89		1.18		0.84		1.13		2.46		367
11.56	4.70	248,087	0.70		1.13		0.68		1.11		2.82		391
11.33	(7.87)	304,038	0.68		1.14		0.67		1.13		2.41		116
12.71	8.87	367,447	0.67		1.17		0.67		1.17		2.30		133
12.15	(1.73)	317,925	0.68		1.14		0.68		1.14		2.96		38

11.38	(0.26)	625,067	0.99		1.28		0.94		1.23		2.23		367
11.61	4.57	899,657	0.80		1.23		0.78		1.21		2.69		391
11.38	(7.91)	1,168,630	0.78		1.24		0.77		1.23		2.27		116
12.76	8.77	1,523,954	0.77		1.27		0.77		1.27		2.17		133
12.16	(1.80)	1,414,873	0.78		1.24		0.78		1.24		2.88		38

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2015	11

Consolidated Statement of Assets and Liabilities PIMCO Global Multi-Asset Managed Allocation Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2015

Assets:
Investments, at value
Investments in securities*	$635,967
Investments in Affiliates	333,585
Financial Derivative Instruments
Exchange-traded or centrally cleared	2,773
Over the counter	16,344
Cash	200
Deposits with counterparty	5,386
Foreign currency, at value	7,555
Receivable for investments sold	1,558
Receivable for investments sold on a delayed-delivery basis	548
Receivable for TBA investments sold	185,863
Receivable for Portfolio shares sold	15,966
Interest and dividends receivable	2,790
Dividends receivable from Affiliates	948
Reimbursement receivable from PIMCO	30
Other assets	1
Total Assets	1,209,514

Liabilities:
Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$106,891
Payable for sale-buyback transactions	565
Payable for short sales	89,563
Financial Derivative Instruments
Exchange-traded or centrally cleared	4,209
Over the counter	9,299
Payable for investments purchased	444
Payable for investments in Affiliates purchased	862
Payable for investments purchased on a delayed-delivery basis	274
Payable for TBA investments purchased	122,113
Deposits from counterparty	10,265
Payable for Portfolio shares redeemed	18,145
Accrued investment advisory fees	642
Accrued supervisory and administrative fees	49
Accrued distribution fees	147
Accrued servicing fees	31
Total Liabilities	363,499

Net Assets	$846,015

Net Assets Consist of:
Paid in capital	$899,012
(Overdistributed) net investment income	(3,499)
Accumulated undistributed net realized (loss)	(8,315)
Net unrealized (depreciation)	(41,183)
$846,015

Net Assets:
Institutional Class	$1,515
Administrative Class	219,433
Advisor Class	625,067

Shares Issued and Outstanding:
Institutional Class	134
Administrative Class	19,359
Advisor Class	54,913

Net Asset Value and Redemption Price Per Share Outstanding:
Institutional Class	$11.33
Administrative Class	11.33
Advisor Class	11.38

Cost of investments in securities	$654,092
Cost of investments in Affiliates	$355,679
Cost of foreign currency held	$7,509
Proceeds received on short sales	$89,424
Cost or premiums of financial derivative instruments, net	$7,168

* Includes repurchase agreements of:	$51,374

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Consolidated Statement of Operations PIMCO Global Multi-Asset Managed Allocation Portfolio

(Amounts in thousands)	Year Ended December 31, 2015

Investment Income:
Interest, net of foreign taxes*	$10,204
Dividends, net of foreign taxes**	2,698
Dividends from Investments in Affiliates	18,806
Total Income	31,708

Expenses:
Investment advisory fees	8,948
Supervisory and administrative fees	569
Servicing fees - Administrative Class	372
Distribution and/or servicing fees - Advisor Class	1,803
Trustee fees	20
Interest expense	498
Total Expenses	12,210
Waiver and/or Reimbursement by PIMCO	(2,797)
Net Expenses	9,413

Net Investment Income	22,295

Net Realized Gain (Loss):
Investments in securities	(6,795)
Investments in Affiliates	(5,542)
Net capital gain distributions received from Affiliate investments	7,172
Exchange-traded or centrally cleared financial derivative instruments	(14,622)
Over the counter financial derivative instruments	16,732
Foreign currency	(310)

Net Realized (Loss)	(3,365)

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	(9,241)
Investments in Affiliates	(13,614)
Exchange-traded or centrally cleared financial derivative instruments	11,394
Over the counter financial derivative instruments	742
Foreign currency assets and liabilities	514

Net Change in Unrealized (Depreciation)	(10,205)

Net Increase in Net Assets Resulting from Operations	$8,725

* Foreign tax withholdings - Interest	$2

** Foreign tax withholdings - Dividends	$36

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2015	13

Consolidated Statements of Changes in Net Assets PIMCO Global Multi-Asset Managed Allocation Portfolio

(Amounts in thousands†)	Year Ended December 31, 2015	Year Ended December 31, 2014

(Decrease) in Net Assets from:

Operations:
Net investment income	$22,295	$34,783
Net realized gain (loss)	(3,365)	24,397
Net change in unrealized (depreciation)	(10,205)	(377)

Net Increase in Net Assets Resulting from Operations	8,725	58,803

Distributions to Shareholders:
From net investment income (a)
Institutional Class	(63)	0
Administrative Class	(3,759)	0
Advisor Class	(9,898)	0
Tax basis return of capital (a)
Institutional Class	(4)	(53)
Administrative Class	(326)	(6,672)
Advisor Class	(951)	(23,275)

Total Distributions	(15,001)	(30,000)

Portfolio Share Transactions:
Net (decrease) resulting from Portfolio share transactions**	(297,505)	(353,412)

Total (Decrease) in Net Assets	(303,781)	(324,609)

Net Assets:
Beginning of year	1,149,796	1,474,405
End of year*	$846,015	$1,149,796

* Including (overdistributed) net investment income of:	$(3,499)	$(3,362)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 13 in the Notes to Financial Statements.
(a)	Determined in accordance with federal income tax regulations, see Note 2(d) in the Notes to Financial Statements for more information.

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Consolidated Statement of Cash Flows PIMCO Global Multi-Asset Managed Allocation Portfolio

(Amounts in thousands†)	Year Ended December 31, 2015

Cash Flows Provided by Operating Activities:

Net increase in net assets resulting from operations	$8,725

Adjustments to Reconcile Net Increase in Net Assets from Operations to Net Cash Provided by Operating Activities:
Purchases of long-term securities	(4,000,202)
Proceeds from sales of long-term securities	4,408,548
Proceeds from sales of short-term portfolio investments, net	23,501
(Increase) in deposits with counterparty	(2,835)
Decrease in receivable for investments sold	146,097
Decrease in interest and dividends receivable	1,903
(Increase) in exchange-traded or centrally cleared financial derivative instruments	(5,052)
Decrease in over the counter financial derivative instruments	15,712
(Decrease) in payable for investments purchased	(102,148)
Increase in deposits from counterparty	51
(Decrease) in accrued investment advisory fees	(23)
(Decrease) in accrued supervisory and administrative fees	(3)
(Decrease) in accrued distribution fees	(51)
(Decrease) in accrued servicing fees	(2)
(Decrease) in reimbursement receivable from PIMCO	(25)
Payments on short sales transactions, net	(109,835)
Payments on foreign currency transactions	(544)
(Decrease) in other liabilities	(10)
Net Realized (Gain) Loss
Investments in securities	6,795
Investments in Affiliates	5,542
Net capital gain distributions received from Affiliate investments	(7,172)
Exchange-traded or centrally cleared financial derivative instruments	14,622
Over the counter financial derivative instruments	(16,732)
Foreign currency	310
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	9,241
Investments in Affiliates	13,614
Exchange-traded or centrally cleared financial derivative instruments	(11,394)
Over the counter financial derivative instruments	(742)
Foreign currency assets and liabilities	(514)
Net amortization (accretion) on investments	1,431

Net Cash Provided by Operating Activities	398,808

Cash Flows (Used for) Financing Activities:
Proceeds from shares sold	24,789
Payments on shares redeemed	(335,259)
Cash dividend paid*	0
Proceeds from reverse repurchase agreements	2,337,276
Payments on reverse repurchase agreements	(2,293,344)
Proceeds from sale-buyback transactions	1,969,700
Payments on sale-buyback transactions	(2,103,846)
Proceeds from deposits from counterparty	10,255
Payments on deposits from counterparty	(10,255)

Net Cash (Used for) Financing Activities	(400,684)

Net (Decrease) in Cash and Foreign Currency	(1,876)

Cash and Foreign Currency:
Beginning of year	9,631
End of year	$7,755

* Reinvestment of distributions	$15,001

Supplemental Disclosure of Cash Flow Information:
Interest expense paid during the year	$533

†	A zero balance may reflect actual amounts rounding to less than one thousand.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2015	15

Consolidated Schedule of Investments PIMCO Global Multi-Asset Managed Allocation Portfolio

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 75.2%

BANK LOAN OBLIGATIONS 0.4%

Valeant Pharmaceuticals International, Inc.
3.750% due 08/05/2020		$600	$577
4.000% due 04/01/2022		2,463	2,379

Total Bank Loan Obligations (Cost $2,877)			2,956

CORPORATE BONDS & NOTES 10.8%

BANKING & FINANCE 9.9%
Ally Financial, Inc.
2.750% due 01/30/2017		4,400	4,400
5.500% due 02/15/2017		1,600	1,652
Banco Popular Espanol S.A.
11.500% due 10/10/2018 (e)	EUR	1,300	1,540
Banco Santander S.A.
6.250% due 09/11/2021 (e)		9,500	9,685
Bankia S.A.
0.147% due 01/25/2016		200	217
3.500% due 01/17/2019		2,700	3,093
4.375% due 02/14/2017		300	340
Barclays Bank PLC
7.625% due 11/21/2022		$8,300	9,467
7.750% due 04/10/2023		1,400	1,496
Barclays PLC
6.500% due 09/15/2019 (e)	EUR	400	441
8.000% due 12/15/2020 (e)		2,300	2,717
BPCE S.A.
4.625% due 07/11/2024		$5,100	4,971
Citigroup, Inc.
2.650% due 10/26/2020		2,300	2,286
Credit Agricole S.A.
6.500% due 06/23/2021 (e)	EUR	200	224
7.875% due 01/23/2024 (e)		$2,500	2,564
Credit Suisse AG
6.500% due 08/08/2023		3,400	3,671
Credit Suisse Group Funding Guernsey Ltd.
3.800% due 09/15/2022		800	801
General Motors Financial Co., Inc.
2.625% due 07/10/2017		3,300	3,311
3.500% due 07/10/2019		2,500	2,511
4.750% due 08/15/2017		800	830
Goldman Sachs Group, Inc.
1.712% due 09/15/2020		7,400	7,424
International Lease Finance Corp.
5.750% due 05/15/2016		675	685
8.750% due 03/15/2017		6,100	6,512
Lloyds Banking Group PLC
7.625% due 06/27/2023 (e)	GBP	1,900	2,941
National Bank of Greece S.A.
3.875% due 10/07/2016	EUR	100	106
Navient Corp.
6.250% due 01/25/2016		$489	490
Rabobank Group
8.375% due 07/26/2016 (e)		3,000	3,096
8.400% due 06/29/2017 (e)		1,500	1,616
Royal Bank of Scotland Group PLC
7.500% due 08/10/2020 (e)		200	209
UniCredit SpA
6.750% due 09/10/2021 (e)	EUR	1,800	1,848
8.000% due 06/03/2024 (e)		$3,160	2,999

			84,143

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INDUSTRIALS 0.9%
DISH DBS Corp.
7.125% due 02/01/2016		$1,900	$1,907
Hellenic Railways Organization S.A.
4.028% due 03/17/2017	EUR	3,700	3,740
MGM Resorts International
7.500% due 06/01/2016		$900	919
7.625% due 01/15/2017		700	731
10.000% due 11/01/2016		100	106

			7,403

Total Corporate Bonds & Notes (Cost $94,161)			91,546

U.S. GOVERNMENT AGENCIES 3.1%
Fannie Mae, TBA
3.000% due 02/01/2046		4,500	4,490
4.000% due 01/01/2046		11,000	11,638
4.500% due 01/01/2046		9,000	9,718

Total U.S. Government Agencies (Cost $25,831)			25,846

U.S. TREASURY OBLIGATIONS 29.9%
U.S. Treasury Inflation Protected Securities (d)
0.125% due 04/15/2017 (k)		1,047	1,045
0.125% due 04/15/2018 (k)		2,881	2,875
0.125% due 04/15/2019 (h)(k)		29,330	29,150
0.125% due 04/15/2020 (k)		16,481	16,271
0.125% due 07/15/2022		962	932
0.125% due 01/15/2023		103	99
0.125% due 07/15/2024		31,748	30,138
0.250% due 01/15/2025		904	862
0.375% due 07/15/2025		602	582
0.625% due 07/15/2021 (h)		35,135	35,362
0.625% due 01/15/2024		8,255	8,159
0.750% due 02/15/2042		421	369
0.750% due 02/15/2045		15,380	13,388
1.250% due 07/15/2020		1,309	1,361
1.375% due 02/15/2044 (h)		17,173	17,445
1.625% due 01/15/2018 (k)		1,135	1,171
1.875% due 07/15/2019 (k)		668	709
2.125% due 02/15/2040		6,865	8,073
2.125% due 02/15/2041 (k)		8,036	9,502
2.375% due 01/15/2025		5,526	6,279
2.500% due 07/15/2016 (k)		3,898	3,961
2.500% due 01/15/2029		7,964	9,430
U.S. Treasury Notes
0.500% due 09/30/2016 (k)†		6,100	6,091
1.625% due 04/30/2019 (h)(k)(m)		30,200	30,386
1.875% due 10/31/2022 (h)(m)		10,200	10,072
2.125% due 06/30/2022 (h)(m)		7,000	7,038
2.750% due 02/15/2024 (h)(k)(m)		2,400	2,500

Total U.S. Treasury Obligations (Cost $259,832)			253,250

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.6%
American Home Mortgage Assets Trust
0.612% due 09/25/2046 ^		1,492	1,071
Grifonas Finance PLC
0.319% due 08/28/2039	EUR	872	693
Marche Mutui SRL
0.339% due 10/27/2065		205	223
0.342% due 02/25/2055		586	624
2.189% due 01/27/2064		1,201	1,324

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Residential Accredit Loans, Inc. Trust
0.602% due 06/25/2046		$345	$147
Structured Adjustable Rate Mortgage Loan Trust
4.035% due 01/25/2036 ^		1,235	950

Total Non-Agency Mortgage-Backed Securities (Cost $4,975)			5,032

ASSET-BACKED SECURITIES 0.3%
Citigroup Mortgage Loan Trust
0.552% due 08/25/2036		1,804	1,645
Residential Asset Securities Corp. Trust
0.572% due 07/25/2036		1,037	922

Total Asset-Backed Securities (Cost $2,456)			2,567

SOVEREIGN ISSUES 10.3%
Athens Urban Transportation Organisation
4.851% due 09/19/2016	EUR	200	203
Brazil Letras do Tesouro Nacional
0.000% due 10/01/2016 (c)	BRL	38,700	8,774
0.000% due 01/01/2017 (c)		47,300	10,330
0.000% due 01/01/2019 (c)		6,900	1,103
Brazil Notas do Tesouro Nacional
10.000% due 01/01/2017		9,400	2,268
Denmark Government International Bond
0.100% due 11/15/2023 (d)	DKK	14,587	2,185
France Government International Bond
0.250% due 07/25/2018 (d)	EUR	729	816
Italy Buoni Poliennali Del Tesoro
1.700% due 09/15/2018 (d)		202	232
2.100% due 09/15/2021 (d)		163	197
Mexico Government International Bond
4.000% due 11/15/2040 (d)	MXN	55,907	3,293
4.000% due 11/08/2046 (d)		9,104	537
4.500% due 12/04/2025 (d)		72,154	4,611
Republic of Germany
0.750% due 04/15/2018 (d)	EUR	266	297
Republic of Greece Government International Bond
4.750% due 04/17/2019		600	600
Slovenia Government International Bond
5.250% due 02/18/2024		$1,800	1,990
5.850% due 05/10/2023		2,400	2,739
United Kingdom Gilt
0.125% due 03/22/2024 (d)(h)	GBP	28,369	44,373
0.125% due 03/22/2046 (d)		332	615
0.125% due 03/22/2058 (d)		112	235
0.125% due 03/22/2068 (d)		239	564
0.375% due 03/22/2062 (d)		484	1,175

Total Sovereign Issues (Cost $94,115)			87,137

		SHARES
COMMON STOCKS 9.5%

CONSUMER DISCRETIONARY 0.0%
SFX Entertainment, Inc. (a)		12,011	2

FINANCIALS 7.8%
Bank of America Corp.		411,740	6,930
Citigroup, Inc.		128,812	6,666
Fidelity & Guaranty Life (j)		61,378	1,557
Fifth Third Bancorp		338,250	6,799

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2015

	SHARES	MARKET VALUE (000S)
JPMorgan Chase & Co.	105,742	$6,982
M&T Bank Corp.	54,325	6,583
PartnerRe Ltd.	23,902	3,340
PNC Financial Services Group, Inc.	73,095	6,967
StanCorp Financial Group, Inc.	29,979	3,414
Symetra Financial Corp.	105,395	3,348
U.S. Bancorp	158,091	6,746
Wells Fargo & Co.	126,221	6,861

		66,193

INDUSTRIALS 1.0%
Avolon Holdings Ltd. (a)	20,092	622
Precision Castparts Corp.	18,080	4,195
UTi Worldwide, Inc. (a)(j)	488,400	3,433

		8,250

INFORMATION TECHNOLOGY 0.5%
Constant Contact, Inc. (a)(j)	41,763	1,221
King Digital Entertainment PLC	152,303	2,723

		3,944

MATERIALS 0.2%
Airgas, Inc.	11,579	1,602

Total Common Stocks (Cost $77,782)		79,991

EXCHANGE-TRADED FUNDS 1.9%
iShares MSCI EAFE ETF	229,737	13,497
Vanguard FTSE Emerging Markets ETF	79,607	2,604

Total Exchange-Traded Funds (Cost $18,370)		16,101

	SHARES	MARKET VALUE (000S)
REAL ESTATE INVESTMENT TRUSTS 2.0%

FINANCIALS 2.0%
American Capital Agency Corp. (j)	759,427	$13,168
Annaly Capital Management, Inc. (j)	420,000	3,940

Total Real Estate Investment Trusts (Cost $19,260)		17,108

SHORT-TERM INSTRUMENTS 6.4%

REPURCHASE AGREEMENTS (g) 6.1%
		51,374

	PRINCIPAL AMOUNT (000S)
SHORT-TERM NOTES 0.2%
Fannie Mae
0.264% due 02/02/2016	$1,800	1,800

U.S. TREASURY BILLS 0.1%
0.195% due 01/14/2016 (b)(m)†	1,259	1,259

Total Short-Term Instruments (Cost $54,433)		54,433

Total Investments in Securities (Cost $654,092)		635,967

	SHARES
INVESTMENTS IN AFFILIATES 39.4%

MUTUAL FUNDS (f) 35.0%
PIMCO Capital Securities and Financials Fund	1,013,309	9,951
PIMCO Emerging Markets Corporate Bond Fund	962,305	9,181
PIMCO Income Fund	13,734,813	161,109

	SHARES	MARKET VALUE (000S)
PIMCO Mortgage Opportunities Fund	1,843,572	$20,150
PIMCO StocksPLUS® Fund	10,181,428	86,644
PIMCO TRENDS Managed Futures Strategy Fund	943,781	8,673

Total Mutual Funds (Cost $314,944)		295,708

EXCHANGE-TRADED FUNDS 2.6%
PIMCO Diversified Income Active Exchange-Traded Fund	285,800	13,307
PIMCO Global Advantage® Inflation-Linked Bond Active Exchange-Traded Fund	224,100	8,975

Total Exchange-Traded Funds (Cost $25,084)		22,282

SHORT-TERM INSTRUMENTS 1.8%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 1.8%
PIMCO Short-Term Floating NAV Portfolio III	1,579,365	15,595

Total Short-Term Instruments (Cost $15,651)		15,595

Total Investments in Affiliates (Cost $355,679)		333,585

Total Investments 114.6% (Cost $1,009,771)		$969,552

Financial Derivative Instruments (i)(l) 0.7% (Cost or Premiums, net $7,168)		5,609

Other Assets and Liabilities, net (15.3%)		(129,146)

Net Assets 100.0%		$846,015

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS AND UNITS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
†	All or a portion of this security is owned by PIMCO Cayman Commodity Portfolio II, Ltd., which is a 100% owned subsidiary of the Portfolio.
^	Security is in default.
(a)	Security did not produce income within the last twelve months.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Zero coupon bond.
(d)	Principal amount of security is adjusted for inflation.
(e)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(f)	Institutional Class Shares of each Fund.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(g) REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
Repurchase Agreements
BOS	0.580%	12/31/2015	01/04/2016	$1,900	U.S. Treasury Notes 2.125% due 12/31/2022	$(1,940)	$1,900	$1,900
BPG	0.450 †	12/31/2015	01/04/2016	17,000	U.S. Treasury Floating Rate Note 0.344% due 01/31/2017	(2,553)	17,000	17,001
					U.S. Treasury Inflation Protected Securities 0.125% due 04/15/2016	(14,812)
	0.500 †	12/31/2015	01/04/2016	1,600	Ginnie Mae 4.000% due 06/20/2044	(1,669)	1,600	1,600
DEU	0.500 †	12/31/2015	01/04/2016	13,800	U.S. Treasury Bonds 3.125% due 02/15/2043	(14,087)	13,800	13,801

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2015	17

Consolidated Schedule of Investments PIMCO Global Multi-Asset Managed Allocation Portfolio (Cont.)

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
GSC	0.520% †	12/31/2015	01/04/2016	$5,600	Freddie Mac 3.500% due 09/01/2042	$(5,791)	$5,600	$5,600
SAL	0.580 †	12/31/2015	01/04/2016	11,200	U.S. Treasury Notes 2.750% due 02/15/2024	(11,426)	11,200	11,201
SSB	0.010 †	12/31/2015	01/04/2016	274	Fannie Mae 2.140% - 2.170% due 10/17/2022 - 11/07/2022	(280)	274	274

Total Repurchase Agreements						$(52,558)	$51,374	$51,377

(1)	Includes accrued interest.

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)		Payable for Reverse Repurchase Agreements
BOS	0.600%	11/23/2015	01/22/2016		$(8,784)	$(8,790)
	0.700	11/27/2015	01/08/2016		(911)	(912)
BRC	0.840	10/23/2015	01/21/2016	GBP	(2,722)	(4,019)
GRE	0.900	12/31/2015	01/05/2016		$(705)	(705)
IND	0.460	11/25/2015	01/25/2016		(811)	(812)
	0.480	11/19/2015	01/20/2016		(10,646)	(10,653)
	0.510	12/02/2015	01/13/2016		(10,415)	(10,420)
	0.770	12/03/2015	01/06/2016	GBP	(28,135)	(41,505)
SCX	0.380	10/13/2015	01/13/2016		$(1,850)	(1,851)
	0.410	10/21/2015	01/21/2016		(4,474)	(4,478)
	0.550	11/16/2015	02/16/2016		(1,827)	(1,828)
	0.550	12/03/2015	02/03/2016		(8,999)	(9,003)
	0.560	11/17/2015	01/19/2016		(2,539)	(2,541)
	0.560	11/19/2015	01/19/2016		(1,954)	(1,955)
	0.570	11/20/2015	01/21/2016		(3,490)	(3,492)
	0.590	12/01/2015	01/12/2016		(2,627)	(2,629)
	0.600	12/02/2015	01/13/2016		(1,297)	(1,298)

Total Reverse Repurchase Agreements						$(106,891)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Sale-Buyback Transactions
GSC	0.600%	11/23/2015	01/05/2016	$(362)	$(362)
	0.779	12/02/2015	01/04/2016	(203)	(203)

Total Sale-Buyback Transactions					$(565)

(2)	The average amount of borrowings outstanding during the period ended December 31, 2015 was $(170,306) at a weighted average interest rate of 0.253%.

SHORT SALES:

SHORT SALES ON U.S. GOVERNMENT AGENCIES*

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
Fannie Mae, TBA	3.500%	02/01/2046	$16,600	$(17,033)	$(17,087)
Fannie Mae, TBA	4.000	01/01/2046	12,245	(12,941)	(12,955)
Fannie Mae, TBA	4.000	02/01/2046	27,755	(29,287)	(29,310)
Fannie Mae, TBA	4.500	01/01/2046	13,000	(14,016)	(14,038)
Fannie Mae, TBA	4.500	02/01/2046	15,000	(16,147)	(16,173)

Total Short Sales				$(89,424)	$(89,563)

*	Short Sales shown are To-Be-Announced (“TBA”) securities which are not subject to collateral pledging under the terms of any master agreements.

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2015

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of December 31, 2015:

(h)	Securities with an aggregate market value of $106,996 have been pledged as collateral under the terms of the following master agreements as of December 31, 2015.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (4)
PIMCO Global Multi-Asset Managed Allocation Portfolio
Global/Master Repurchase Agreement
BOS	$1,900	$(9,702)	$0	$(7,802)	$7,677	$(125)
BPG	6,300	0	0	6,300	(6,435)	(135)
BRC	0	(4,019)	0	(4,019)	3,935	(84)
DEU	5,700	0	0	5,700	(5,819)	(119)
GRE	0	(705)	0	(705)	704	(1)
IND	0	(63,390)	0	(63,390)	63,406	16
SCX	0	(29,075)	0	(29,075)	28,774	(301)
SGY	0	0	0	0	(237)	(237)
SSB	149	0	0	149	(152)	(3)

Master Securities Forward Transaction Agreement
GSC	0	0	(565)	(565)	560	(5)

PIMCO Cayman Commodity Portfolio II, Ltd. (Subsidiary)
Global/Master Repurchase Agreement
BPG	12,301	0	0	12,301	(12,599)	(298)
DEU	8,101	0	0	8,101	(8,268)	(167)
GSC	5,600	0	0	5,600	(5,791)	(191)
SAL	11,201	0	0	11,201	(11,426)	(225)
SSB	125	0	0	125	(128)	(3)

Total Borrowings and Other Financing Transactions	$51,377	$(106,891)	$(565)

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. The Portfolio and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Sovereign Issues	$0	$(45,524)	$0	$0	$(45,524)
U.S. Treasury Obligations	0	(50,536)	(10,831)	0	(61,367)

Total	$0	$(96,060)	$(10,831)	$0	$(106,891)

Sale-Buyback Transactions
U.S. Treasury Obligations	0	(565)	0	0	(565)

Total	$0	$(565)	$0	$0	$(565)

Total Borrowings	$0	$(96,625)	$(10,831)	$0	$(107,456)

Gross amount of recognized liabilities for reverse repurchase agreements and sale-buyback financing transactions					$(107,456)

(i)   FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUNDS

Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Call - CBOE iShares MSCI Emerging Markets Index Fund	$34.500	03/18/2016	5,175	$296	$192

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2015	19

Consolidated Schedule of Investments PIMCO Global Multi-Asset Managed Allocation Portfolio (Cont.)

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOT U.S. Treasury 5-Year Note March Futures	$109.000	02/19/2016	685	$6	$5
Put - CBOT U.S. Treasury 10-Year Note March Futures	108.000	02/19/2016	920	8	14
Put - CBOT U.S. Treasury 10-Year Note March Futures	108.500	02/19/2016	700	6	11
Call - CBOT U.S. Treasury 30-Year Note March Futures	200.000	02/19/2016	108	1	2

				$21	$32

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Cost	Market Value
Call - CBOE S&P 500 Index	2,100.000	03/18/2016	85	$333	$230
Call - EUREX EURO STOXX 50 Index	3,250.000	01/15/2016	481	327	333

				$660	$563

Total Purchased Options				$977	$787

WRITTEN OPTIONS:

OPTIONS ON COMMODITY FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - NYMEX Natural Gas February Futures †	$1.900	01/26/2016	153	$(62)	$(36)
Call - NYMEX Natural Gas February Futures †	2.600	01/26/2016	153	(61)	(89)

				$(123)	$(125)

OPTIONS ON EXCHANGE-TRADED FUNDS

Description	Strike Price	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CBOE iShares MSCI Emerging Markets Index Fund	$30.000	03/18/2016	5,175	$(367)	$(306)

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CBOE S&P 500 Index	1,925.000	01/15/2016	42	$(56)	$(15)
Put - CBOE S&P 500 Index	1,900.000	01/29/2016	42	(109)	(31)
Put - CBOE S&P 500 Index	1,975.000	01/29/2016	43	(105)	(72)
Put - CBOE S&P 500 Index	1,900.000	03/18/2016	85	(315)	(224)
Call - EUREX EURO STOXX 50 Index	3,350.000	01/15/2016	481	(142)	(100)

				$(727)	$(442)

Total Written Options				$(1,217)	$(873)

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Aluminum April Futures †	Short	04/2016	50	$38	$0	$0
Arabica Coffee May Futures †	Short	05/2016	22	(14)	0	(25)
Brent Crude April Futures †	Long	02/2016	611	585	501	0
Brent Crude May Futures †	Short	03/2016	18	73	0	(15)
Call Options Strike @ EUR 169.500 on Euro-Bund 10-Year Bond March Futures	Long	02/2016	104	0	0	0
Call Options Strike @ USD 99.250 on United Kingdom 90-Day LIBOR Sterling Interest Rate March Futures	Short	03/2016	521	38	2	0
Chicago Ethanol (Platts) Futures †	Long	01/2016	3	(12)	2	0
Chicago Ethanol (Platts) Futures †	Long	12/2016	9	(16)	5	0
Cocoa May Futures †	Long	05/2016	74	(67)	0	(13)
Copper April Futures †	Long	04/2016	22	(8)	0	0
Corn December Futures †	Short	12/2016	20	6	0	0
Corn March Futures †	Short	03/2016	7	3	0	0
Corn May Futures †	Short	05/2016	118	107	4	0

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2015

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Cotton No. 2 May Futures †	Long	05/2016	6	$0	$0	$(2)
E-mini S&P 500 Index March Futures	Long	03/2016	1,048	1,053	0	(1,006)
Euro STOXX 50 March Futures	Long	03/2016	1,722	161	0	(318)
Euro-BTP Italy Government Bond March Futures	Short	03/2016	77	(94)	0	(55)
FTSE 100 Index March Futures	Long	03/2016	226	613	0	(183)
Gas Oil April Futures †	Short	04/2016	21	38	10	0
Gold 100 oz. April Futures †	Long	04/2016	3	(13)	0	0
Gold 100 oz. February Futures †	Short	02/2016	61	89	0	(5)
Hang Seng China Enterprises Index January Futures	Long	01/2016	249	(388)	6	(217)
Henry Hub Natural Gas Swap December Futures †	Long	11/2016	24	4	4	0
Henry Hub Natural Gas Swap February Futures †	Long	01/2016	2	(3)	1	0
Henry Hub Natural Gas Swap February Futures †	Long	01/2017	4	3	1	0
Henry Hub Natural Gas Swap January Futures †	Long	12/2016	5	4	1	0
Henry Hub Natural Gas Swap March Futures †	Long	02/2016	1	(2)	0	0
Henry Hub Natural Gas Swap March Futures †	Long	02/2017	5	3	1	0
Henry Hub Natural Gas Swap November Futures †	Long	10/2016	24	(6)	4	0
Lead April Futures †	Long	04/2016	13	16	0	0
Natural Gas April Futures †	Short	03/2016	69	(81)	0	(63)
New York Harbor ULSD April Futures †	Short	03/2016	25	166	0	(11)
Nickel April Futures †	Long	04/2016	18	16	0	0
Nikkei Index 400 March Futures	Long	03/2016	2,562	(475)	53	0
Platinum April Futures †	Long	04/2016	124	73	155	0
Put Options Strike @ GBP 98.000 on United Kingdom 90-Day LIBOR Sterling December Futures	Short	12/2016	1,775	15	0	0
Put Options Strike @ GBP 98.500 on United Kingdom 90-Day LIBOR Sterling December Futures	Long	12/2016	1,775	(72)	8	0
Put Options Strike @ USD 98.625 on United Kingdom 90-Day LIBOR Sterling Interest Rate March Futures	Long	03/2016	521	45	14	0
Put Options Strike @ USD 98.625 on United Kingdom 90-Day LIBOR Sterling Interest Rate March Futures	Short	03/2016	521	(15)	0	(7)
Silver May Futures †	Short	05/2016	3	6	1	0
Sugar No. 11 May Futures †	Long	04/2016	88	24	16	0
U.S. Treasury 5-Year Note March Futures	Long	03/2016	1,250	(449)	176	0
U.S. Treasury 10-Year Note March Futures	Long	03/2016	1,375	(668)	439	0
U.S. Treasury 30-Year Bond March Futures	Short	03/2016	69	(16)	0	(35)
Wheat May Futures †	Short	05/2016	46	44	0	0
WTI Crude April Futures †	Short	03/2016	611	(929)	0	(379)
WTI-Brent April Futures †	Short	04/2016	18	8	0	(13)
Zinc April Futures †	Long	04/2016	11	15	0	0

Total Futures Contracts				$(82)	$1,404	$(2,347)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount (2)	Market Value (3)	Unrealized (Depreciation)	Variation Margin
						Asset	Liability
CDX.HY-24 5-Year Index	5.000%	06/20/2020	$5,742	$226	$(41)	$6	$0
CDX.HY-25 5-Year Index	5.000	12/20/2020	22,500	314	(13)	37	0

				$540	$(54)	$43	$0

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2015	21

Consolidated Schedule of Investments PIMCO Global Multi-Asset Managed Allocation Portfolio (Cont.)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Receive	3-Month USD-LIBOR †	0.680%	09/14/2016	$	6,100	$2	$2	$0	$0
Pay	3-Month USD-LIBOR	1.500	12/16/2017		41,680	305	(100)	9	0
Receive	3-Month USD-LIBOR	2.000	12/16/2020		68,730	(934)	746	0	(107)
Receive	3-Month USD-LIBOR	2.250	12/16/2022		53,900	(1,149)	(1,413)	0	(172)
Pay	3-Month USD-LIBOR	2.250	12/16/2022		60,000	1,170	752	150	0
Receive	3-Month USD-LIBOR	3.000	09/16/2025		31,600	(395)	(301)	0	(67)
Receive	3-Month USD-LIBOR	2.233	09/16/2025		8,000	(78)	(78)	0	(28)
Receive	3-Month USD-LIBOR	2.225	09/16/2025		2,900	(26)	(26)	0	(10)
Receive	3-Month USD-LIBOR	2.800	10/28/2025		69,700	(222)	33	0	(146)
Receive	3-Month USD-LIBOR	2.500	12/16/2025		17,600	(541)	(786)	0	(73)
Receive	3-Month USD-LIBOR *	2.250	06/15/2026		74,300	306	405	0	(294)
Receive	3-Month USD-LIBOR	2.750	12/16/2045		9,280	(187)	160	0	(79)
Pay	3-Month USD-LIBOR	2.750	12/14/2046		600	0	0	5	0
Receive	6-Month EUR-EURIBOR	0.500	03/16/2021	EUR	23,200	(157)	(115)	0	(3)
Pay	6-Month EUR-EURIBOR *	1.000	03/16/2026		8,900	(40)	(68)	0	(7)
Receive	6-Month EUR-EURIBOR	1.500	03/16/2046		3,050	103	79	9	0
Receive	6-Month GBP-LIBOR	1.500	03/16/2018	GBP	57,500	(533)	113	29	0
Receive	6-Month GBP-LIBOR *	2.000	03/16/2026		24,550	122	(113)	128	0
Receive	6-Month GBP-LIBOR	2.250	03/16/2046		18,750	(550)	(158)	203	0
Receive	6-Month JPY-LIBOR	1.000	03/20/2024	JPY	1,450,000	(703)	(368)	0	(3)
Pay	28-Day MXN-TIIE	5.780	10/06/2022	MXN	28,800	(16)	0	3	0
Pay	28-Day MXN-TIIE	5.910	11/25/2022		23,900	(4)	(4)	3	0

						$(3,527)	$(1,240)	$539	$(989)

Total Swap Agreements						$(2,987)	$(1,294)	$582	$(989)

*	This security has a forward starting effective date. See Note 2a for further information.

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2015:

(j)	Securities with an aggregate market value of $10,401 have been pledged as collateral as of December 31, 2015 for equity short sales and equity options as governed by prime brokerage agreements and agreements governing listed equity option transactions.
(k)	Securities with an aggregate market value of $26,019 and cash of $5,156 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2015.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
PIMCO Global Multi-Asset Managed Allocation Portfolio (4)	$787	$698	$582	$2,067	$(748)	$(1,821)	$(989)	$(3,558)
PIMCO Cayman Commodity Portfolio II, Ltd. (Subsidiary) (4)	0	706	0	706	(125)	(526)	0	(651)

Total Exchange-Traded or Centrally Cleared	$787	$1,404	$582	$2,773	$(873)	$(2,347)	$(989)	$(4,209)

(4)

The Portfolio and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(l)   FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
AZD	02/2016		IDR	5,432,012	$		388	$2	$0

BOA	01/2016		BRL	10,341			2,616	2	0
	01/2016		CHF	717			717	1	0
	01/2016		JPY	151,500			1,252	0	(9)
	01/2016	$		2,593		BRL	10,341	21	0
	01/2016			4,214		JPY	516,900	86	0
	02/2016		BRL	10,341	$		2,567	0	(21)
	02/2016		HKD	4,466			576	0	0
	02/2016		JPY	516,900			4,217	0	(87)
	03/2016		RUB	22,734			305	0	(1)
	03/2016	$		305		RUB	22,734	1	0
	05/2016			757		ZAR	11,363	0	(40)
	05/2016		ZAR	21,264	$		1,437	95	0
	10/2016		BRL	14,800			3,755	339	0

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2015

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BPS	01/2016		BRL	2,475	$		617	$0	$(7)
	01/2016	$		650		BRL	2,475	0	(26)
	01/2016			1,363		MXN	23,098	0	(24)
	01/2016			1,745		MYR	7,407	0	(28)
	02/2016		TWD	392,901	$		12,106	199	0
	02/2016	$		613		BRL	2,475	6	0
	02/2016			1,252		JPY	154,000	30	0
	10/2016		BRL	3,600	$		867	36	0
	01/2017			7,800			1,796	40	0

BRC	01/2016		INR	63,053			948	0	(3)
	01/2016	$		1,886		INR	126,106	15	0
	03/2016			184		MXN	3,177	0	(1)
	03/2016			1,397		PEN	4,795	0	(7)

CBK	01/2016		AUD	3,738	$		2,725	2	0
	01/2016		BRL	4,462			1,336	208	0
	01/2016		CAD	3,483			2,508	0	(9)
	01/2016		CHF	717			724	8	0
	01/2016		EUR	3,308			3,610	15	0
	01/2016		GBP	1,729			2,565	16	0
	01/2016		INR	320,154			4,821	0	(5)
	01/2016		MXN	23,098			1,331	0	(9)
	01/2016		NOK	7,575			858	3	0
	01/2016		NZD	3,834			2,622	0	(1)
	01/2016	$		2,726		AUD	3,738	0	(2)
	01/2016			1,143		BRL	4,462	0	(15)
	01/2016			2,508		CAD	3,483	9	0
	01/2016			724		CHF	717	0	(8)
	01/2016			3,610		EUR	3,308	0	(15)
	01/2016			44,201		GBP	29,605	0	(557)
	01/2016			3,076		JPY	370,873	10	0
	01/2016			858		NOK	7,575	0	(3)
	01/2016			1,222		TRY	3,604	8	0
	02/2016		CZK	3,285	$		130	0	(2)
	02/2016		EUR	2,120			2,328	22	0
	02/2016	$		698		COP	2,206,029	0	(6)
	02/2016			1,698		EUR	1,564	4	(1)
	02/2016			1,583		JPY	194,900	40	0
	02/2016			580		NOK	5,005	0	(14)
	02/2016			5,411		SEK	46,875	149	0
	10/2016		BRL	2,800	$		678	32	0
	10/2016		CNH	63,213			9,709	354	0

DUB	01/2016		BRL	13,375			3,492	111	0
	01/2016		KRW	83,556			72	1	0
	01/2016	$		3,413		BRL	13,375	0	(33)
	01/2016			8,623		INR	575,240	47	0
	02/2016		AUD	1,810	$		1,306	0	(11)
	02/2016		BRL	13,375			3,380	32	0
	02/2016		CAD	1,629			1,222	45	0
	02/2016		DKK	613			87	0	(2)
	02/2016	$		19,025		CHF	18,989	0	(37)
	02/2016			611		HKD	4,735	0	0
	02/2016			1,146		ILS	4,444	0	(3)
	01/2017		BRL	9,500	$		2,195	57	0

FBF	01/2016		KRW	10,637,372			9,148	102	0
	01/2016	$		1,449		PEN	4,907	0	(12)
	02/2016		THB	10,384	$		289	1	0
	03/2016		PEN	4,907			1,433	10	0

GLM	01/2016		BRL	302			80	3	0
	01/2016		JPY	365,400			2,990	0	(50)
	01/2016		PHP	24,581			522	0	(1)
	01/2016	$		77		BRL	302	0	(1)
	01/2016			293		RUB	20,453	0	(13)
	02/2016		EUR	2,889	$		3,148	5	0
	02/2016		SEK	1,523			175	0	(6)
	03/2016		PLN	879			223	0	(1)
	05/2016		HUF	25,317			86	0	(1)
	01/2017		BRL	16,100			3,767	142	0

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2015	23

Consolidated Schedule of Investments PIMCO Global Multi-Asset Managed Allocation Portfolio (Cont.)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
HUS	01/2016		PEN	4,907	$		1,463	$26	$0
	01/2016	$		8,851		INR	591,866	70	0
	02/2016		COP	2,762,803	$		941	74	0
	02/2016		ILS	336			87	1	0
	02/2016	$		11,031		AUD	15,366	146	0
	03/2016			1,308		MXN	22,739	5	0

JPM	01/2016		BRL	9,318	$		2,405	50	0
	01/2016		CNH	28,341			4,377	79	0
	01/2016		JPY	370,874			3,013	0	(73)
	01/2016		KRW	4,996,168			4,305	56	0
	01/2016		TRY	5,280			1,775	0	(27)
	01/2016	$		2,386		BRL	9,318	0	(31)
	01/2016			3,358		INR	221,961	0	(12)
	01/2016			2,542		NZD	3,834	78	0
	01/2016			436		PHP	20,629	3	0
	02/2016		CAD	2,254	$		1,699	70	0
	02/2016		EUR	4,372			4,650	0	(106)
	02/2016	$		8,450		CAD	11,773	59	0
	02/2016			1,119		DKK	7,745	10	0
	02/2016			3,339		GBP	2,208	0	(84)
	02/2016			50,286		JPY	6,187,915	1,237	0
	02/2016			8,631		NZD	13,056	280	0
	04/2016		BRL	1,200	$		360	66	0
	10/2016			17,500			4,381	342	0
	01/2017			13,900			3,270	141	0

MSB	01/2016		EUR	3,308			3,594	0	(2)
	01/2016		GBP	12,341			18,606	413	0
	01/2016	$		865		RUB	61,204	0	(28)
	02/2016		CHF	301	$		302	1	0
	02/2016		NOK	3,030			349	7	0
	02/2016	$		16,960		CAD	22,585	0	(637)
	02/2016			519		EUR	474	0	(3)
	02/2016			1,256		GBP	817	0	(52)
	04/2016		RUB	61,205	$		844	28	0

NAB	02/2016	$		25,884		EUR	23,964	183	0

NGF	03/2016		MXN	190,383	$		10,921	0	(71)

SCX	01/2016		NZD	12,551			8,203	0	(381)
	01/2016	$		2,712		AUD	3,738	10	0
	01/2016			2,580		CAD	3,483	0	(62)
	01/2016			2,607		GBP	1,729	0	(58)
	01/2016			874		NOK	7,575	0	(19)
	02/2016		CHF	702	$		693	3	(12)
	02/2016		SGD	12,484			8,868	78	0
	09/2016		CNH	14,962			2,270	52	0

SOG	01/2016		RUB	61,205			929	93	0
	01/2016	$		33		RUB	2,281	0	(1)

TDM	01/2016		BRL	8,379	$		2,146	28	0
	01/2016	$		2,151		BRL	8,379	0	(32)
	01/2017		BRL	9,400	$		2,149	33	0

UAG	01/2016		MYR	7,945			1,880	38	0
	01/2016	$		18,260		GBP	12,341	0	(67)
	02/2016		GBP	14,221	$		21,100	133	0
	02/2016		NZD	12,551			8,580	10	0
	02/2016	$		3,418		HKD	26,487	1	0
	10/2016		CNH	7,105	$		1,095	44	0

Total Forward Foreign Currency Contracts								$6,257	$(2,830)

PURCHASED OPTIONS:

BARRIER OPTIONS ON INDICES

Counterparty	Description	Barrier Value	Expiration Date	Notional Amount		Cost	Market Value
DUB	Put - OTC S&P 500 Index U&I @ 1,957.950	10Y USD CMS 2.6425	11/18/2016	$	27	$651	$432

JPM	Put - OTC EURO STOXX 50 Index D&I @ 3,378.790	EURUSD 1.02	11/18/2016	EUR	15	648	298

						$1,299	$730

24	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2015

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Cost	Market Value
GLM	Put - OTC USD versus CNH	CNH	6.244	05/12/2016	$49,340	$228	$34

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
BOA	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	7.000%	11/16/2020	$	78,100	$1,353	$265

CBK	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.200	07/29/2016		23,800	1,032	0

FBF	Put - OTC 5-Year Interest Rate Swap*	3-Month USD-LIBOR	Receive	3.400	12/05/2016		4,800	35	21

GLM	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.950	01/05/2016		39,100	25	0
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.500	04/29/2016		109,500	87	8

JPM	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.500	08/24/2021		53,400	2,114	573

MYC	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.500	04/06/2016		53,200	49	1
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.000	06/23/2016		130,700	242	298
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.000	06/24/2016		129,300	231	297
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	7.000	11/16/2020		98,800	2,084	336
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.500	08/24/2021		42,550	1,811	456
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.683	12/11/2017		14,400	2,016	1,461

NGF	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.500	04/11/2016		275,000	234	7

								$11,313	$3,723

Total Purchased Options								$12,840	$4,487

*	This security has a forward starting effective date. See Note 2a for further information.

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
JPM	Put - OTC CDX.IG-25 5-Year Index	Sell	1.100%	01/20/2016	$3,300	$(6)	$(1)
	Put - OTC CDX.IG-25 5-Year Index	Sell	1.100	02/17/2016	3,300	(9)	(3)
	Put - OTC CDX.IG-25 5-Year Index	Sell	1.200	02/17/2016	3,300	(7)	(1)

						$(22)	$(5)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Premiums (Received)	Market Value
DUB	Put - OTC USD versus BRL	BRL	3.700	01/14/2016	$11,000	$(183)	$(12)

FBF	Call - OTC USD versus BRL		4.000	03/17/2016	4,800	(204)	(235)

						$(387)	$(247)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date (1)	Notional Amount		Premiums (Received)	Market Value
DUB	Cap - OTC CPURNSA Index	236.119	Maximum of [(Final Index/Initial Index - 1) - 3.000%] or 0	06/01/2016		$2,600	$(2)	$0

GLM	Cap - OTC CPALEMU Index	117.930	Maximum of [(Final Index/Initial Index - 1) - 3.000%] or 0	06/22/2035	EUR	6,300	(286)	(160)

JPM	Cap - OTC CPURNSA Index	234.781	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	05/16/2024		$1,100	(8)	(2)
	Cap - OTC YOY CPURNSA Index	233.707	Maximum of [(Final Index/Initial Index - 1) - 3.000%] or 0	04/10/2020		7,800	0	43
	Floor - OTC YOY CPURNSA Index	233.707	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	04/10/2020		7,800	0	(2)
	Floor - OTC YOY CPURNSA Index	234.810	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	03/24/2020		10,700	(121)	(142)
	Floor - OTC YOY CPURNSA Index	238.654	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	10/02/2020		4,500	(83)	(70)

							$(500)	$(333)

(1)	YOY options may have a series of expirations.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2015	25

Consolidated Schedule of Investments PIMCO Global Multi-Asset Managed Allocation Portfolio (Cont.)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
FBF	Call - OTC 5-Year Interest Rate Swap (Effective 12/05/2021)	3-Month USD-LIBOR	Receive	2.400%	12/05/2016	$	4,800	$(38)	$(30)

GLM	Call - OTC 5-Year Interest Rate Swap (Effective 01/13/2021)	6-Month GBP-LIBOR	Receive	2.340	01/13/2016	GBP	29,500	(367)	(27)
	Call - OTC 5-Year Interest Rate Swap (Effective 02/22/2021)	3-Month USD-LIBOR	Receive	2.500	02/18/2016	$	60,100	(192)	(93)
	Call - OTC 5-Year Interest Rate Swap (Effective 03/16/2021)	3-Month USD-LIBOR	Receive	2.400	03/14/2016		42,400	(159)	(64)

MYC	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.500	12/11/2017		60,500	(2,017)	(1,036)

NGF	Call - OTC 5-Year Interest Rate Swap (Effective 03/16/2021)	3-Month USD-LIBOR	Receive	2.400	03/14/2016		18,600	(72)	(28)

								$(2,845)	$(1,278)

OPTIONS ON INDICES

Counterparty	Description	Strike Value	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC IBEX 35 Index	9,500.000	01/15/2016	EUR	1	$(114)	$(134)
	Put - OTC SGX Nifty 50 Index	7,450.000	01/28/2016	$	1	(66)	(15)

GST	Put - OTC Swiss Market Index	8,400.000	01/15/2016	CHF	1	(67)	(21)

						$(247)	$(170)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount	Premiums (Received)	Market Value
JPM	Put - OTC Fannie Mae 3.500% due 01/01/2046	$102.602	01/06/2016	$5,000	$(13)	$(1)
	Call - OTC Fannie Mae 3.500% due 01/01/2046	103.281	01/06/2016	17,000	(44)	(19)
	Call - OTC Fannie Mae 3.500% due 01/01/2046	103.492	01/06/2016	16,000	(36)	(7)
	Call - OTC Fannie Mae 3.500% due 01/01/2046	103.531	01/06/2016	4,800	(15)	(2)
	Call - OTC Fannie Mae 3.500% due 02/01/2046	103.359	02/04/2016	3,000	(7)	(9)
	Call - OTC Fannie Mae 3.500% due 02/01/2046	103.625	02/04/2016	8,000	(28)	(17)
	Call - OTC Fannie Mae 3.500% due 02/01/2046	104.148	02/04/2016	4,000	(6)	(4)

					$(149)	$(59)

Total Written Options					$(4,150)	$(2,092)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED DECEMBER 31, 2015:

	# of Contracts	Notional Amount in $	Notional Amount in AUD		Notional Amount in BRL		Notional Amount in CHF		Notional Amount in EUR		Notional Amount in GBP		Notional Amount in HKD		Premiums
Balance at Beginning of Period	39,833	$3,293,560	AUD	0	BRL	0	CHF	0	EUR	32,481	GBP	0	HKD	0	$(18,160)
Sales	48,981	1,031,352		25,323		373		1		281,939		86,200		2,011	(23,709)
Closing Buys	(19,997)	(523,702)		(25,321)		(306)		0		(78,601)		(23,200)		0	18,138
Expirations	(62,513)	(3,375,397)		(2)		(67)		0		(134,698)		(4,000)		(2,011)	16,972
Exercised	(130)	(121,412)		0		0		0		(94,820)		(29,500)		0	1,392

Balance at End of Period	6,174	$304,401	AUD	0	BRL	0	CHF	1	EUR	6,301	GBP	29,500	HKD	0	$(5,367)

SWAP AGREEMENTS:

COMMODITY FORWARD SWAPS

Counterparty	Pay/Receive	Underlying Reference Commodity	Fixed Price Per Unit	Maturity Date	# of Units	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BPS	Pay	EURMARGIN 1Q16 †	$6.900	03/31/2016	45,300	$(1)	$20	$19	$0

GST	Receive	EURMARGIN CAL16 †	5.700	12/31/2016	36,000	9	19	28	0

JPM	Pay	EURMARGIN 1Q16 †	6.850	03/31/2016	22,800	0	8	8	0

MAC	Receive	CUAC F6 †	45.850	01/29/2016	84,000	0	(3)	0	(3)

MYC	Pay	EURMARGIN 1Q16 †	6.830	03/31/2016	67,500	0	24	24	0
	Receive	EURMARGIN CAL16 †	5.900	12/31/2016	468,000	0	277	277	0
	Receive	EURMARGIN CAL16 †	5.950	12/31/2016	348,000	0	188	188	0

						$8	$533	$544	$(3)

26	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2015

CREDIT DEFAULT SWAPS ON CORPORATE, SOVEREIGN AND U.S. MUNICIPAL ISSUES - SELL PROTECTION (2)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2015 (3)	Notional Amount (4)		Premiums (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Volkswagen International Finance NV	1.000%	12/20/2016	1.169%	EUR	980	$(7)	$6	$0	$(1)

BRC	Italy Government International Bond	1.000	12/20/2016	0.255	$	4,000	(21)	52	31	0

CBK	California State General Obligation Bonds, Series 2003	1.000	12/20/2017	0.483		7,200	(134)	209	75	0
	Freeport-McMoRan, Inc.	1.000	09/20/2020	12.721		3,700	(613)	(714)	0	(1,327)
	Indonesia Government International Bond	1.000	12/20/2019	1.866		4,200	(101)	(34)	0	(135)

DUB	Indonesia Government International Bond	1.000	12/20/2019	1.866		6,200	(141)	(59)	0	(200)
	Italy Government International Bond	1.000	12/20/2016	0.255		4,000	(20)	51	31	0
	Spain Government International Bond	1.000	12/20/2016	0.274		4,000	(4)	34	30	0

JPM	Freeport-McMoRan, Inc.	1.000	09/20/2020	12.721		700	(113)	(138)	0	(251)

MYC	Freeport-McMoRan, Inc.	1.000	09/20/2020	12.721		200	(32)	(40)	0	(72)
	Spain Government International Bond	1.000	12/20/2016	0.274		5,400	(2)	42	40	0

							$(1,188)	$(591)	$207	$(1,986)

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign or U.S. municipal issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Receive	3-Month USD-CPURNSA Index	1.730%	08/26/2025	$	200	$0	$2	$2	$0

BPS	Receive	1-Year BRL-CDI	15.700	01/02/2017	BRL	299,700	(144)	(19)	0	(163)
	Receive	3-Month EUR-EXT-CPI Index	0.550	10/15/2017	EUR	200	0	(1)	0	(1)
	Receive	3-Month USD-CPURNSA Index	1.560	11/05/2016	$	17,100	0	(349)	0	(349)

CBK	Pay	1-Month GBP-UKRPI	3.190	04/15/2030	GBP	2,300	0	18	18	0
	Pay	1-Month GBP-UKRPI	3.350	05/15/2030		1,600	0	71	71	0
	Receive	3-Month EUR-EXT-CPI Index	0.305	09/15/2016	EUR	2,200	0	(5)	0	(5)
	Receive	3-Month EUR-EXT-CPI Index	0.655	08/15/2018		100	0	0	0	0
	Receive	3-Month EUR-EXT-CPI Index	0.650	10/15/2018		100	0	0	0	0

DUB	Pay	1-Month GBP-UKRPI	3.325	08/15/2030	GBP	1,200	0	30	30	0
	Pay	1-Month GBP-UKRPI	3.363	08/15/2030		11,900	0	420	420	0
	Receive	3-Month EUR-EXT-CPI Index	0.320	08/15/2017	EUR	5,900	0	12	12	0
	Receive	3-Month EUR-EXT-CPI Index	0.580	10/15/2017		100	0	(1)	0	(1)
	Receive	3-Month EUR-EXT-CPI Index	0.570	10/15/2017		100	0	0	0	0
	Receive	3-Month EUR-EXT-CPI Index	0.605	09/15/2018		200	0	0	0	0
	Receive	3-Month EUR-EXT-CPI Index	0.650	10/15/2018		700	1	(2)	0	(1)
	Receive	3-Month USD-CPURNSA Index	1.485	11/19/2016	$	6,700	0	(126)	0	(126)
	Receive	3-Month USD-CPURNSA Index	1.480	11/20/2016		11,100	0	(208)	0	(208)
	Receive	3-Month USD-CPURNSA Index	1.473	11/21/2016		9,500	0	(176)	0	(176)

FBF	Pay	1-Month GBP-UKRPI	3.353	05/15/2030	GBP	600	0	27	27	0
	Pay	1-Month GBP-UKRPI	3.500	10/15/2044		700	(23)	88	65	0
	Pay	1-Month GBP-UKRPI	3.550	11/15/2044		100	0	12	12	0
	Receive	3-Month EUR-EXT-CPI Index	0.615	09/15/2018	EUR	200	0	0	0	0

GLM	Pay	1-Month GBP-UKRPI	3.325	08/15/2030	GBP	8,300	(21)	231	210	0
	Pay	1-Month GBP-UKRPI	3.358	04/15/2035		900	0	10	10	0
	Receive	3-Month EUR-EXT-CPI Index	0.650	09/15/2018	EUR	100	0	0	0	0
	Receive	3-Month EUR-EXT-CPI Index	0.650	10/15/2018		1,700	1	(3)	0	(2)

JPM	Receive	3-Month EUR-EXT-CPI Index	0.320	09/15/2016		13,100	0	(32)	0	(32)
	Receive	3-Month EUR-EXT-CPI Index	0.580	10/15/2017		300	0	(1)	0	(1)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2015	27

Consolidated Schedule of Investments PIMCO Global Multi-Asset Managed Allocation Portfolio (Cont.)

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
MYC	Pay	1-Month GBP-UKRPI	3.320%	05/15/2030	GBP	2,700	$0	$99	$99	$0
	Pay	1-Month GBP-UKRPI	3.400	06/15/2030		25,850	84	1,244	1,328	0
	Pay	3-Month USD-CPURNSA Index	2.058	05/12/2025	$	20,200	0	410	410	0

SOG	Receive	3-Month EUR-EXT-CPI Index	0.680	10/15/2018	EUR	100	0	0	0	0

UAG	Receive	3-Month EUR-EXT-CPI Index	0.525	10/15/2017		800	0	(1)	0	(1)
	Receive	3-Month EUR-EXT-CPI Index	0.610	09/15/2018		3,500	0	(3)	0	(3)

							$(102)	$1,747	$2,714	$(1,069)

TOTAL RETURN SWAPS ON EQUITY AND INTEREST RATE INDICES

Counterparty	Pay/Receive (5)	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount			Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BOA	Receive	TPNBNK Index	12,691,374	1-Month USD-LIBOR plus a specified spread	05/18/2016		JPY	2,537,894	$734	$734	$0
	Receive	TWSE Index	30,800	3-Month USD-LIBOR plus a specified spread	01/20/2016		TWD	236,240	206	206	0

FBF	Receive	FSMI Index	1,970	1-Month CHF-LIBOR	03/18/2016		CHF	16,914	317	317	0
	Receive	IOS.FN.300.12 Index	28,522	1-Month USD-LIBOR	01/12/2043	$		11,681	8	8	0

JPM	Receive	EURO STOXX Banks Index	91,558	1-Month USD-LIBOR plus a specified spread	12/12/2016		EUR	11,797	(101)	0	(101)
	Receive	SPSIBK Index	17,276	1-Month USD-LIBOR plus a specified spread	10/31/2016	$		18,691	(1,196)	0	(1,196)

									$(32)	$1,265	$(1,297)

(5)

Receive represents that the Portfolio receives payments for any positive return on the underlying reference. The Portfolio makes payments for any negative return on such underlying reference. Pay represents that the Portfolio receives payments for any negative return on the underlying reference. The Portfolio makes payments for any positive return on such underlying reference.

VOLATILITY SWAPS

Counterparty	Pay/Receive Volatility	Reference Entity	Volatility Strike	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Receive	SPGCCLP Index (6)	8.851%	06/16/2017	$	1,232	$0	$62	$62	$0

GST	Pay	GOLDLNPM Index (6)†	7.023	07/29/2020		6,226	0	120	120	0
	Pay	SPGCCLP Index (6)	12.076	06/16/2017		1,232	0	(22)	0	(22)

JPM	Pay	GOLDLNPM Index (6)†	11.156	05/07/2020		5,240	0	248	248	0
	Pay	GOLDLNPM Index (6)†	9.000	07/24/2020		2,667	0	67	67	0

SOG	Pay	Nikkei 225 Index (6)	1.850	12/09/2016		2,812,830	0	117	117	0
	Pay	Nikkei 225 Index (6)	2.000	12/09/2016		5,851,410	0	256	256	0

							$0	$848	$870	$(22)

Total Swap Agreements							$(1,282)	$2,505	$5,600	$(4,377)

(6)	Variance Swap

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of December 31, 2015:

(m)	Securities with an aggregate market value of $2,115 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2015.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (7)
PIMCO Global Multi-Asset Managed Allocation Portfolio
AZD	$2	$0	$0	$2	$0	$0	$0	$0	$2	$0	$2
BOA	545	265	1,004	1,814	(158)	(149)	(1)	(308)	1,506	(1,420)	86
BPS	311	0	0	311	(85)	0	(513)	(598)	(287)	183	(104)
BRC	15	0	31	46	(11)	0	0	(11)	35	0	35
CBK	880	0	164	1,044	(647)	0	(1,467)	(2,114)	(1,070)	891	(179)
DUB	293	432	523	1,248	(86)	(12)	(712)	(810)	438	(1,486)	(1,048)

28	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2015

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (7)
FBF	$113	$21	$429	$563	$(12)	$(265)	$0	$(277)	$286	$321	$607
GLM	150	42	220	412	(73)	(344)	(2)	(419)	(7)	(300)	(307)
GST	0	0	0	0	0	(21)	(22)	(43)	(43)	0	(43)
HUS	322	0	0	322	0	0	0	0	322	(300)	22
JPM	2,471	871	0	3,342	(333)	(237)	(1,581)	(2,151)	1,191	(1,568)	(377)
MSB	449	0	0	449	(722)	0	0	(722)	(273)	443	170
MYC	0	2,849	1,877	4,726	0	(1,036)	(72)	(1,108)	3,618	(3,940)	(322)
NAB	183	0	0	183	0	0	0	0	183	(440)	(257)
NGF	0	7	0	7	(71)	(28)	0	(99)	(92)	0	(92)
SCX	143	0	0	143	(532)	0	0	(532)	(389)	276	(113)
SOG	93	0	373	466	(1)	0	0	(1)	465	(260)	205
TDM	61	0	0	61	(32)	0	0	(32)	29	0	29
UAG	226	0	0	226	(67)	0	(4)	(71)	155	0	155

PIMCO Cayman Commodity Portfolio II, Ltd. (Subsidiary)
BPS	0	0	19	19	0	0	0	0	19	0	19
GST	0	0	148	148	0	0	0	0	148	(260)	(112)
JPM	0	0	323	323	0	0	0	0	323	0	323
MAC	0	0	0	0	0	0	(3)	(3)	(3)	0	(3)
MYC	0	0	489	489	0	0	0	0	489	(590)	(101)

Total Over the Counter	$6,257	$4,487	$5,600	$16,344	$(2,830)	$(2,092)	$(4,377)	$(9,299)

(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same master agreement with the same legal entity. The Portfolio and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting agreements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Consolidated Statement of Assets and Liabilities as of December 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$755	$0	$32	$787
Futures	706	0	59	0	639	1,404
Swap Agreements	0	43	0	0	539	582

	$706	$43	$814	$0	$1,210	$2,773

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$6,257	$0	$6,257
Purchased Options	0	0	730	34	3,723	4,487
Swap Agreements	1,041	207	1,629	0	2,723	5,600

	$1,041	$207	$2,359	$6,291	$6,446	$16,344

	$1,747	$250	$3,173	$6,291	$7,656	$19,117

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$125	$0	$748	$0	$0	$873
Futures	709	0	1,541	0	97	2,347
Swap Agreements	0	0	0	0	989	989

	$834	$0	$2,289	$0	$1,086	$4,209

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,830	$0	$2,830
Written Options	0	5	170	247	1,670	2,092
Swap Agreements	25	1,986	1,297	0	1,069	4,377

	$25	$1,991	$1,467	$3,077	$2,739	$9,299

	$859	$1,991	$3,756	$3,077	$3,825	$13,508

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2015	29

Consolidated Schedule of Investments PIMCO Global Multi-Asset Managed Allocation Portfolio (Cont.)

December 31, 2015

The effect of Financial Derivative Instruments on the Consolidated Statement of Operations for the period ended December 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$(530)	$0	$(12,260)	$0	$(100)	$(12,890)
Written Options	1,589	0	11,088	0	288	12,965
Futures	173	0	2,763	0	(4,502)	(1,566)
Swap Agreements	0	48	0	0	(13,179)	(13,131)

	$1,232	$48	$1,591	$0	$(17,493)	$(14,622)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$12,297	$0	$12,297
Purchased Options	(38)	0	2,529	(1,894)	(405)	192
Written Options	(153)	161	2,985	736	2,141	5,870
Swap Agreements	(62)	718	(4,386)	(23)	2,126	(1,627)

	$(253)	$879	$1,128	$11,116	$3,862	$16,732

	$979	$927	$2,719	$11,116	$(13,631)	$2,110

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$10,389	$0	$11	$10,400
Written Options	172	0	(5,553)	0	0	(5,381)
Futures	3,999	0	(3,938)	0	(2,118)	(2,057)
Swap Agreements	0	(26)	0	0	8,458	8,432

	$4,171	$(26)	$898	$0	$6,351	$11,394

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(2,069)	$0	$(2,069)
Purchased Options	37	0	(670)	1,691	(1,707)	(649)
Written Options	(144)	(22)	(386)	322	628	398
Swap Agreements	1,009	(1,419)	1,124	0	2,348	3,062

	$902	$(1,441)	$68	$(56)	$1,269	$742

	$5,073	$(1,467)	$966	$(56)	$7,620	$12,136

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2015 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2015
Investments in Securities, at Value
Bank Loan Obligations	$0	$2,956	$0	$2,956
Corporate Bonds & Notes
Banking & Finance	0	84,143	0	84,143
Industrials	0	7,403	0	7,403
U.S. Government Agencies	0	25,846	0	25,846
U.S. Treasury Obligations	0	253,250	0	253,250
Non-Agency Mortgage-Backed Securities	0	5,032	0	5,032
Asset-Backed Securities	0	2,567	0	2,567
Sovereign Issues	0	87,137	0	87,137
Common Stocks
Consumer Discretionary	2	0	0	2
Financials	66,193	0	0	66,193
Industrials	8,250	0	0	8,250
Information Technology	3,944	0	0	3,944
Materials	1,602	0	0	1,602
Exchange-Traded Funds	16,101	0	0	16,101
Real Estate Investment Trusts
Financials	17,108	0	0	17,108
Short-Term Instruments
Repurchase Agreements	0	51,374	0	51,374
Short-Term Notes	0	1,800	0	1,800
U.S. Treasury Bills	0	1,259	0	1,259
	$113,200	$522,767	$0	$635,967

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2015
Investments in Affiliates, at Value
Mutual Funds	$295,708	$0	$0	$295,708
Exchange-Traded Funds	22,282	0	0	22,282
Short-Term Instruments
Central Funds Used for Cash Management Purposes	15,595	0	0	15,595
	$333,585	$0	$0	$333,585

Total Investments	$446,785	$522,767	$0	$969,552

Short Sales, at Value - Liabilities
U.S. Government Agencies	0	(89,563)	0	(89,563)
	$0	$(89,563)	$0	$(89,563)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	1,404	1,369	0	2,773
Over the counter	0	15,241	1,103	16,344
	$1,404	$16,610	$1,103	$19,117

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(2,472)	(1,737)	0	(4,209)
Over the counter	0	(9,299)	0	(9,299)
	$(2,472)	$(11,036)	$0	$(13,508)

Totals	$445,717	$438,778	$1,103	$885,598

There were no significant transfers between Levels 1, 2, or 3 during the period ended December 31, 2015.

30	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Notes to Financial Statements

December 31, 2015

1. ORGANIZATION

The PIMCO Global Multi-Asset Managed Allocation Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Institutional, Administrative, and Advisor. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

The Portfolio seeks to achieve its investment objective by investing under normal circumstances in a combination of affiliated and unaffiliated funds, which may or may not be registered under the Act, fixed income instruments, equity securities, forwards and derivatives. The Portfolio will invest in such funds, securities, instruments and other investments to the extent permitted under the Act, or any exemptive relief therefrom. The Portfolio may invest in Institutional Class or Class M shares of any funds of the PIMCO Funds and PIMCO Equity Series, affiliated open-end investment companies, except funds of funds (“Underlying PIMCO Funds”), and may also invest in other affiliated funds, including funds of PIMCO ETF Trust, and unaffiliated funds, which may or may not be registered under the 1940 Act (collectively, “Acquired Funds”). The Portfolio will invest either directly or indirectly (through a fund) in instruments that are economically tied to at least three countries (one of which may be the United States).

The Portfolio seeks concurrent exposure to a broad spectrum of asset classes and other investments. The Portfolio will typically invest 20% to 80% of its total assets in equity-related investments (including investment in common stock, preferred securities, equity securities of real estate investment trusts and/or investment in the Domestic Equity-Related Underlying PIMCO Funds, the International Equity-Related Underlying PIMCO Funds and the PIMCO RealEstateRealReturn Strategy Fund, an Underlying PIMCO Fund, each as more fully described in the “Description of the Underlying PIMCO Funds” in the Portfolio’s prospectus, and in other equity-related Acquired Funds as defined under Important Information About the Portfolio). With respect to its direct or indirect (through a fund) investments in equity securities, there is no limitation on the market capitalization range of the issuers in which the Portfolio may invest. The Portfolio may invest up to 25% of its total assets in commodity-related investments (including investment in the PIMCO Cayman Commodity Portfolio II Ltd., a wholly-owned subsidiary of the Portfolio organized under the laws of the Cayman Islands (the “GMAMA Subsidiary”), PIMCO CommoditiesPLUS® Strategy Fund and PIMCO CommodityRealReturn Strategy Fund®, Underlying PIMCO Funds). The GMAMA Subsidiary is advised by PIMCO and primarily invests in commodity-linked derivative instruments backed by a portfolio of inflation-indexed securities and other fixed income instruments. The GMAMA Subsidiary (unlike the Portfolio) may invest without limitation in commodity-linked swap agreements and other commodity-linked derivative instruments. The Portfolio may invest up to 25% of its total assets in the GMAMA Subsidiary.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Consolidated Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Consolidated Statement of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Consolidated Statement of Operations. Income or short-term capital gain distributions received from registered investment companies are recorded as dividend income. Long-term capital gain distributions received from registered investment companies are recorded as realized gains.

(b) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign

ANNUAL REPORT	DECEMBER 31, 2015	31

Notes to Financial Statements (Cont.)

securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Consolidated Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract (see Financial Derivative Instruments, if any). Realized foreign exchange gains or losses arising from sales of spot foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Consolidated Statement of Operations. Net unrealized foreign exchange gains and losses arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Consolidated Statement of Operations.

(c) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Portfolio’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of transactions that may cause character differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the Consolidated Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed (overdistributed) net realized gains (losses) and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) Consolidated Statement of Cash Flows  U.S. GAAP requires entities providing financial statements that report both financial position and results of operations to also provide a Consolidated Statement of Cash Flows for each period for which results of operations are provided, but exempts investment companies meeting certain conditions. One of the conditions is that substantially all of the enterprise’s investments were carried at fair value during the period and classified as Level 1 or Level 2 in the fair value hierarchy in accordance with the requirements of U.S. GAAP. Another condition is that the enterprise had little or no debt, based on the average debt outstanding during the period, in relation to average total assets. Portfolios with certain degrees of borrowing activity, typically through the use of reverse repurchase agreements, sale-buyback transactions, or a line of credit, have been determined to be at a level requiring a Consolidated Statement of Cash Flows. The Consolidated Statement of Cash Flows has been prepared using the indirect method which requires net increase (decrease) in net assets resulting from operations to be adjusted to reconcile to net cash flows from operating activities.

(f) New Accounting Pronouncements  In June 2014, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2014-11, that expanded secured borrowing accounting for certain repurchase agreements. The ASU also sets forth additional disclosure requirements for certain transactions accounted for as sales in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. The ASU became effective prospectively for annual periods beginning after December 15, 2014, and interim periods beginning after March 15, 2015. The Portfolio has adopted the ASU. The financial statements have been modified to provide enhanced disclosures surrounding secured borrowing transactions, if any. See the Notes to Schedule of Investments for additional details.

32	PIMCO VARIABLE INSURANCE TRUST

December 31, 2015

In August 2014, the FASB issued ASU 2014-15 requiring management to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the entity’s ability to continue as a going concern. The ASU is effective prospectively for annual periods ending after December 15, 2016, and interim periods thereafter. At this time, management is evaluating the implications of these changes on the financial statements.

In May 2015, the FASB issued ASU 2015-07 which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the NAV per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of the Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets attributable to the Portfolio or class, less any liabilities, by the total number of shares outstanding of the Portfolio or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Portfolio reserves the right to change the time its NAV is calculated if the Portfolio closes earlier, or as permitted by the SEC.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the

NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services or other pricing sources. With respect to any portion of the Portfolio’s assets that are invested in one or more open-end management investment companies (other than exchange-traded funds (“ETFs”)), a Portfolio’s NAV will be calculated based upon the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. Foreign (non-U.S.) exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan,

ANNUAL REPORT	DECEMBER 31, 2015	33

Notes to Financial Statements (Cont.)

(c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board (“Valuation Oversight Committee”), generally based on recommendations provided by the Adviser. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When a Portfolio uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1 — Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the method utilized in valuing the investments. Transfers from Level 2 to Level 3 are a result of a change, in the normal course of business, from the use of valuation methods used by third-party pricing services (Level 2) to the use of a broker quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data (Level 3). In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if material, are disclosed in the Notes to Consolidated Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss),

34	PIMCO VARIABLE INSURANCE TRUST

December 31, 2015

unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers in and out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Consolidated Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemption where the inputs to the NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Prior to July 31, 2015, short-term investments having a maturity of 60 days or less and repurchase agreements were generally valued at amortized cost which approximates fair value. Short-term debt instruments having a remaining maturity of 60 days or less are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. Other than swap agreements, which are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services or other pricing sources, these contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

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Notes to Financial Statements (Cont.)

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange (if available). For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Adviser may elect to obtain Broker Quotes directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

The validity of the fair value is reviewed by the Adviser on a periodic basis and may be amended in accordance with the Trust’s valuation procedures.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Portfolio invests under normal circumstances substantially all of its assets in Institutional Class or, as applicable, Class M shares of any funds of the PIMCO Funds and PIMCO Equity Series, affiliated open-end investment companies, except funds of funds, and shares of any actively-managed funds of the PIMCO ETF Trust, an affiliated investment company. The Underlying PIMCO Funds are considered to be affiliated with the Portfolio. The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and series of the PIMCO Funds and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in the Underlying PIMCO Funds or Central Funds for the period ended December 31, 2015 (amounts in thousands†):

Underlying PIMCO Funds	Market Value 12/31/2014	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2015	Dividend Income (1)	Realized Net Capital Gain Distributions (1)
PIMCO Capital Securities and Financials Fund	$0	$10,129	$0	$0	$(178)	$9,951	$229	$0
PIMCO Diversified Income Active Exchange-Traded Fund	13,998	0	0	0	(691)	13,307	697	0
PIMCO Emerging Markets Corporate Bond Fund	25,466	671	(16,000)	(931)	(25)	9,181	671	0
PIMCO EqS® Emerging Markets Fund**	18,552	0	(19,549)	1,743	(746)	0	0	0
PIMCO EqS Pathfinder Fund®**	35,735	0	(38,804)	(7,333)	10,402	0	0	0
PIMCO Global Advantage® Inflation-Linked Bond Active Exchange-Traded Fund	13,015	0	(2,611)	(268)	(1,161)	8,975	164	0
PIMCO Income Fund	204,664	12,631	(48,400)	(157)	(7,629)	161,109	12,490	142
PIMCO Investment Grade Corporate Bond Fund	0	0	0	0	0	0	0	0
PIMCO Mortgage Opportunities Fund	35,423	914	(16,001)	181	(367)	20,150	914	0
PIMCO Short-Term Floating NAV Portfolio*	14	0	(14)	0	0	0	0	0
PIMCO Short-Term Floating NAV Portfolio III	18,490	624,922	(627,770)	(20)	(27)	15,595	122	0
PIMCO StocksPLUS® Fund	125,074	8,633	(39,500)	214	(7,777)	86,644	1,635	6,998
PIMCO TRENDS Managed Futures Strategy Fund	62,155	1,821	(50,626)	595	(5,272)	8,673	1,789	32
PIMCO Unconstrained Bond Fund	46,320	94	(46,705)	434	(143)	0	95	0
Totals	$598,906	$659,815	$(905,980)	$(5,542)	$(13,614)	$333,585	$18,806	$7,172

(1)	A portion of this may be recharacterized to return of capital and reflected as such on tax forms mailed to shareholders on or about January 31st following each calendar year.
†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	Effective July 1, 2015, the Portfolio was liquidated.
**	Effective July 14, 2015, the Portfolio was liquidated.

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(b) Investments in Securities

Delayed-Delivery Transactions  The Portfolio may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Portfolio will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain or loss. When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

Exchange-Traded Funds  The Portfolio may invest in ETFs, which typically are index-based investment companies that hold substantially all of their assets in securities representing their specific index, but may also be actively-managed investment companies. Shares of ETFs trade throughout the day on an exchange and represent an investment in a portfolio of securities and other assets. As a shareholder of another investment company, the Portfolio would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Portfolio bears directly in connection with its own operations. Investments in ETFs entail certain risks; in particular, investments in index ETFs involve the risk that the ETF’s performance may not track the performance of the index the ETF is designed to track.

Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Consolidated Statement of Operations, even though investors do not receive their principal until maturity.

Loan Participations, Assignments and Originations  The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by a Portfolio. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments from lenders it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Portfolio may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Portfolio may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Portfolio may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Consolidated Statement of Operations. As of December 31, 2015, the Portfolio had no unfunded loan commitments outstanding.

Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions,

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Notes to Financial Statements (Cont.)

mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

The Portfolio may engage in strategies where it seeks to extend the expiration or maturity of a position, such as a To Be Announced (“TBA”) security on an underlying asset, by closing out the position before expiration and opening a new position with respect to the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Consolidated Statement of Assets and Liabilities as an asset or liability, respectively.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location of these instruments is described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, including accrued interest, are included on the Consolidated Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Consolidated Statement of Operations. In periods of increased demand

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for collateral, the Portfolio may pay a fee for the receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Consolidated Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Consolidated Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  The Portfolio may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Consolidated Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Consolidated Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Consolidated Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  The Portfolio may enter into short sales transactions. A short sale is a transaction in which the Portfolio sells securities it may not own in anticipation of a decline in the fair value of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Consolidated Statement of Assets and Liabilities. The Portfolio is obligated to deliver securities at the trade price at the time the short position is covered. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Consolidated Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Consolidated Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Consolidated Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Consolidated Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  The Portfolio may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Consolidated Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

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Notes to Financial Statements (Cont.)

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“Futures Variation Margin”). Gains or losses are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities.

(c) Options Contracts  The Portfolio may write or purchase options to enhance returns or to hedge an existing position or future investment. The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Consolidated Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio, as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

Barrier Options  The Portfolio may write or purchase a variety of options with non-standard payout structures or other features (“Barrier Options”). Barrier Options are generally traded OTC. The Portfolio may invest in various types of Barrier Options including down-and-in, and up-and-in options. Down-and in, and up-and-in options are similar to standard options, except that the option expires worthless to the purchaser of the option if the price of the underlying instrument does, or does not reach a specific barrier price level prior to the option’s expiration date.

Inflation-Capped Options  The Portfolio may write or purchase inflation-capped options to enhance returns or for hedging opportunities. The purpose of purchasing inflation-capped options is to protect the Portfolio from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Options on Exchange-Traded Futures Contracts  The Portfolio may write or purchase options on exchange-traded futures contracts (“Futures Option”) to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Commodity Futures Contracts  The Portfolio may write or purchase options on commodity futures contracts (“Commodity Option”). The underlying instrument for the Commodity Option is not the commodity itself, but rather a futures contract for that commodity. The exercise of a Commodity Option will not include physical delivery of the underlying commodity but will result in a cash transfer amount of the difference between the current market value of the underlying futures contract and the strike price. For an option that is in-the-money, the Portfolio will normally offset its position rather than exercise the option to retain any remaining time value.

Credit Default Swaptions  The Portfolio may write or purchase credit default swaptions to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection to a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Interest Rate Swaptions  The Portfolio may write or purchase interest rate swaptions which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Foreign Currency Options  The Portfolio may write or purchase foreign currency options. Purchasing foreign currency options gives the Portfolio the right, but not the obligation to buy or sell the currency with specified amounts of currency and a rate of exchange that may be exercised by a certain date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Options on Indices  The Portfolio may write or purchase options on indices (“Index Option”). An Index Option uses a specified index as the

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underlying instrument for the option contract. The exercise for an Index Option will not include physical delivery of the underlying index but will result in a cash transfer of the amount of the difference between the settlement price of the underlying index and the strike price.

Options on Securities  The Portfolio may write or purchase options on securities. An option uses a specified security as the underlying instrument for the option contract. The Portfolio may write or purchase options to enhance returns or to hedge an existing position or future investment.

Options on Exchange-Traded Funds  The Portfolio may write or purchase options on exchange-traded funds (“ETF Option”). An ETF Option uses a specified exchange-traded fund as the underlying instrument for the option contract. The Portfolio may write or purchase options to enhance returns or to hedge an existing position or future investment.

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are included within centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Consolidated Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gains or losses on the Consolidated Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the

Consolidated Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Consolidated Statement of Operations.

For purposes of applying the Portfolio’s investment policies and restrictions, swap agreements are generally valued by the Portfolio at market value. In the case of a credit default swap (see below), however, in applying certain of the Portfolio’s investment policies and restrictions, the Portfolio will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions. For example, the Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines (if any) because such value reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Commodity Forward Swap Agreements  The Portfolio may invest in commodity forward swap agreements (“Commodity Forwards”) to gain or mitigate exposure to the underlying referenced commodity. Commodity Forwards involve commitments between two parties where cash flows are exchanged at a future date based on the difference between a fixed and variable price with respect to the number of units of the commodity. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the fixed and variable price of the underlying commodity multiplied by the number of units. To the extent the difference between the fixed and variable price of the underlying referenced commodity exceeds or falls short of the offsetting payment obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

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Notes to Financial Statements (Cont.)

Credit Default Swap Agreements  A Portfolio may use credit default swaps on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Consolidated Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Consolidated Schedule of Investments. These potential amounts would be partially offset by any

42	PIMCO VARIABLE INSURANCE TRUST

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recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  The Portfolio may enter into total return swap agreements to gain or mitigate exposure to the underlying reference. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference asset, which may include an underlying equity, index, or bond, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Portfolio would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, the Portfolio would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

Volatility Swap Agreements  The Portfolio also may enter into forward volatility agreements, also known as volatility swaps. In a volatility swap, the counterparties agree to make payments in connection with changes in the volatility (i.e., the magnitude of change over a specified period of time) of an underlying referenced instrument, such as a currency, rate, index, security or other financial instrument. Volatility swaps permit the parties to attempt to hedge volatility risk and/or take positions on the projected future volatility of an underlying referenced instrument. For example, the Portfolio may enter into a volatility swap in order to take the position that the referenced instrument’s volatility will increase over a particular period of time. If the referenced instrument’s volatility does increase over the specified time, the Portfolio will receive payment from its counterparty based upon the amount by which the referenced instrument’s realized volatility level exceeds a volatility level agreed upon by the parties. If the referenced instrument’s volatility does not increase over the specified time, the Portfolio will make a payment to the counterparty based upon the amount by which the referenced instrument’s realized volatility level falls below the volatility level agreed upon by the parties. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price volatility of the referenced instrument and the strike multiplied by the notional amount. As a receiver of the realized price volatility, the Portfolio would receive the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would owe the payoff amount when the volatility is less than the strike. As a payer of the realized price volatility, the Portfolio would owe the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would receive the payoff amount when the volatility is less than the strike. Payments on a volatility swap will be greater if they are based upon the mathematical square of volatility (i.e., the measured volatility multiplied by itself, which is referred to as “variance”). This type of volatility swap is frequently referred to as a variance swap.

7. PRINCIPAL RISKS

In the normal course of business, the Portfolio (or Acquired Funds) trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Investments in Mutual Funds  To the extent that the Portfolio invests substantially all of its assets in Acquired Funds, the risks associated with investing in the Portfolio will be closely related to the risks associated with the securities and other investments held by the Acquired Funds. The ability of the Portfolio to achieve its investment objective may depend

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Notes to Financial Statements (Cont.)

upon the ability of the Acquired Funds to achieve their respective investment objectives. There can be no assurance that the investment objective of any Acquired Fund will be achieved. The NAV of the Portfolio will fluctuate in response to changes in the respective NAV of the Acquired Funds in which it invests. The extent to which the investment performance and risks associated with the Portfolio correlate to those of a particular Acquired Fund will depend upon the extent to which the assets of the Portfolio are allocated from time to time for investment in the Acquired Funds, which will vary. Investing in Acquired Funds involves certain additional expenses and tax results that would not be present in a direct investment in the Acquired Funds.

The Portfolio’s investment performance depends upon how its assets are allocated and reallocated according to the Portfolio’s asset allocation targets and ranges. A principal risk of investing in the Portfolio is that the Portfolio’s investment adviser will make less than optimal or poor asset allocation decisions. The investment adviser attempts to identify investment allocations for the Acquired Funds that will provide consistent, quality performance for the Portfolio, but there is no guarantee that such allocation techniques will produce the desired results.

Market Risks  The Portfolio’s (or Acquired Funds’) investments in financial derivatives instruments and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Interest rate risk is the risk that fixed income securities will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio (or Acquired Funds) is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the may lose money if these changes are not anticipated by the Portfolio’s management. The Portfolio (or Acquired Funds) may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Duration is a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. Convexity is an additional measure of interest rate sensitivity that measures the rate of change of duration in response to changes in interest rates. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). At present, the U.S. is experiencing historically low interest rates. The Portfolio may be subject to heightened interest rate risk because the Fed has ended its quantitative easing program and has begun, and may continue, to raise interest rates. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause the Portfolio (or Acquired Funds) to lose value. If the Portfolio (or Acquired Funds) lost enough value, the Portfolio (or Acquired Funds) could face increased redemptions by shareholders, which could further impair its performance.

To the extent that the Portfolio (or Acquired Fund) may invest in securities and instruments that are economically tied to Russia, the Portfolio (or Acquired Fund) is subject to various risks such as, but not limited to political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, and unpredictable taxation. Investments in Russia are particularly subject to the risk that further economic sanctions may be imposed by the United States and/or other countries. Such sanctions — which may impact companies in many sectors, including energy, financial services and defense, among others — may negatively impact the Portfolio’s (or Acquired Fund’s) performance and/or ability to achieve its investment objective. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, difficulties in obtaining accurate prices, a smaller market capitalization and a smaller number of traded securities. Settlement, clearing and registration of securities transactions are subject to risks, which may result in significant delays or problems in registering the transfer of securities, including issues with foreign nominee accounts held with custodian banks. It is possible that the ownership rights of the Portfolio (or Acquired Fund) could be lost through fraud or negligence. In addition, it may be difficult for the Portfolio (or Acquired Fund) to enforce any rights it may have in the event of loss of share registration. Adverse currency exchange rates are a risk and there may be a lack of available currency hedging instruments. Investments in

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Russia may be subject to the risk of nationalization or expropriation of assets. Oil, natural gas, metals, and timber account for a significant portion of Russia’s exports, leaving the country vulnerable to swings in world prices.

If the Portfolio (or Acquired Funds) invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivative instruments that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio (or Acquired Funds), or, in the case of hedging positions, that the Portfolio’s (or Acquired Funds’) base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s (or Acquired Funds’) investments in foreign currency-denominated securities may reduce the returns of the Portfolio (or Acquired Funds).

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Portfolio (or Acquired Funds) will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Portfolio (or Acquired Funds) minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges, where applicable. For financial derivative instruments traded on exchanges or clearinghouses, the primary credit risk is the creditworthiness of the Portfolio’s clearing broker or the exchange or clearinghouse itself. The Portfolio (or Acquired Funds) could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivative instruments contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities and financial derivative instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings.

Similar to credit risk, the Portfolio (or Acquired Funds) may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio (or Acquired Funds) has unsettled or open transactions will default. PIMCO, as the Adviser, minimizes counterparty risks to the Portfolio (or Acquired Funds) through a number of ways. Prior to entering into transactions with a new counterparty, the PIMCO Counterparty Risk Committee conducts an extensive credit review of such counterparty and must approve the use of such counterparty. Furthermore, pursuant to the terms of the underlying contract, to the extent that unpaid amounts owed to the Portfolio (or Acquired Funds) exceed a predetermined threshold, such counterparty shall advance collateral to the Portfolio (or Acquired Funds) in the form of cash or securities equal in value to the unpaid amount owed to the Portfolio (or Acquired Funds). The Portfolio (or Acquired Funds) may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio (or Acquired Funds) subsequently decreases, the Portfolio (or Acquired Funds) would be required to return to the counterparty all or a portion of the collateral previously advanced.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio (or Acquired Funds) has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Consolidated Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

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Notes to Financial Statements (Cont.)

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Consolidated Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Consolidated Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Consolidated Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared over the counter (“OTC”) derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”).

In the United States, counterparty risk is significantly reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of an FCM default scenario further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Consolidated Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

8. BASIS FOR CONSOLIDATION

The GMAMA Subsidiary, a Cayman Islands exempted company, was incorporated as a wholly owned subsidiary acting as an investment vehicle for the Portfolio in order to effect certain investments for the Portfolio consistent with the Portfolio’s investment objectives and policies as specified in its prospectus and statement of additional information. The Portfolio’s investment portfolio has been consolidated and includes the portfolio holdings of the Portfolio and the GMAMA Subsidiary. The consolidated financial statements include the accounts of the Portfolio and the GMAMA Subsidiary. All inter-company transactions and balances have been eliminated. A subscription agreement was entered into between the Portfolio and the GMAMA Subsidiary, comprising the entire issued share capital of the GMAMA Subsidiary, with the intent that the Portfolio will remain the sole shareholder and retain all rights. Under the Memorandum and Articles of Association, shares issued by the GMAMA Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the GMAMA Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the GMAMA Subsidiary.

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See the table below for details regarding the structure, incorporation and relationship as of December 31, 2015 of the GMAMA Subsidiary to the Portfolio (amounts in thousands).

Date of Incorporation	11/21/2008
Subscription Agreement	01/14/2009
Portfolio Net Assets	$846,015
Subsidiary % of Portfolio Net Assets	5.7%
Subsidiary Financial Statement Information
Total assets	$48,518
Total liabilities	$1,534
Net assets	$46,984
Total income	$64
Net investment income (loss)	$(224)
Net realized gain (loss)	$748
Net change in unrealized appreciation (depreciation)	$3,354
Increase (decrease) in net assets resulting from operations	$3,878

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.90%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.05%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $35,000, plus $3,600 for each Board meeting attended in person, $750 for each committee meeting attended and $750 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $5,000, the valuation oversight committee lead receives an additional annual retainer of $3,250 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads) and the governance committee chair receives an additional annual retainer of $1,500.

These expenses are allocated on a pro rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio, which does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated

ANNUAL REPORT	DECEMBER 31, 2015	47

Notes to Financial Statements (Cont.)

with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Acquired Fund Fees and Expenses  The Acquired Fund Fees and Expenses for the Portfolio are based upon an allocation of the Portfolio’s assets among the Acquired Funds, which includes the total annual operating expenses of the Institutional Class shares or, as applicable, Class M shares of the Underlying PIMCO Funds and other funds. Acquired Fund Expenses for the Funds will vary with changes in the expenses of the Acquired Funds, as well as the allocation of the Portfolio’s assets.

PIMCO has contractually agreed, through May 1, 2016, to waive, first, the Investment Advisory Fee and, second, the Supervisory and Administrative Fee it receives from the Portfolio in an amount equal to the expenses attributable to Investment Advisory Fees and Supervisory and Administrative Fees of Underlying PIMCO Funds indirectly incurred by the Portfolio in connection with its investments in Underlying PIMCO Funds, to the extent the Portfolio’s Investment Advisory Fees and Supervisory and Administrative Fees are greater than or equal to the Investment Advisory Fees and Supervisory and Administrative Fees of the Underlying PIMCO Funds. The waiver is reflected on the Consolidated Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended December 31, 2015, the amount was $2,509,033.

The GMAMA Subsidiary has entered into a separate contract with PIMCO for the management of the GMAMA Subsidiary’s portfolio pursuant to which the GMAMA Subsidiary pays PIMCO a management fee and administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. PIMCO has contractually agreed to waive the Investment Advisory Fee and the Supervisory and Administrative Fee it receives from the Portfolio in an amount equal to the management fee and administrative services fee, respectively, paid to PIMCO by the GMAMA Subsidiary. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the GMAMA Subsidiary is in place. The waiver is reflected on the Consolidated Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended December 31, 2015, the amount was $287,842.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 9 and the accrued related party fee amounts are disclosed on the Consolidated Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended December 31, 2015, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 under the Act (amounts in thousands):

Purchases	Sales
$3,395	$49,012

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs to the Portfolio including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The transaction costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2015, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$3,400,185	$3,556,314	$606,694	$845,442

48	PIMCO VARIABLE INSURANCE TRUST

December 31, 2015

13. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2015		Year Ended 12/31/2014
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	111	$1,296	20	$249
Administrative Class	2,023	24,496	909	10,639
Advisor Class	1,270	14,808	1,617	18,788
Issued as reinvestment of distributions
Institutional Class	6	67	5	53
Administrative Class	359	4,085	571	6,672
Advisor Class	949	10,849	1,984	23,275
Cost of shares redeemed
Institutional Class	(160)	(1,814)	(1)	(17)
Administrative Class	(4,478)	(52,974)	(6,851)	(79,073)
Advisor Class	(24,796)	(298,318)	(28,823)	(333,998)
Net increase (decrease) resulting from Portfolio share transactions	(24,716)	$(297,505)	(30,569)	$(353,412)

As of December 31, 2015, two shareholders each owned 10% or more of the Portfolio’s total outstanding shares comprising 88% of the Portfolio. One shareholder is a related party and comprises 24% of the Portfolio. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

14. REGULATORY AND LITIGATION MATTERS

The Portfolio is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

PIMCO has received a Wells Notice from the staff of the U.S. Securities and Exchange Commission (“SEC”) that relates to the PIMCO Total Return Active Exchange-Traded Fund (“BOND”), a series of PIMCO ETF Trust. The notice indicates the staff’s preliminary determination to recommend that the SEC commence a civil action against PIMCO stemming from a non-public investigation relating to BOND. A Wells Notice is neither a formal allegation of wrongdoing nor a finding that any law was violated.

This matter principally pertains to the valuation of smaller sized positions in non-agency mortgage-backed securities purchased by BOND between its inception on February 29, 2012 and June 30, 2012, BOND’s performance disclosures for that period, and PIMCO’s compliance policies and procedures related to these matters.

The Wells process provides PIMCO with the opportunity to demonstrate to the SEC staff why it believes its conduct was appropriate, in keeping with industry standards, and that no action should be taken. PIMCO believes that this matter is unlikely to have a material adverse effect on any Portfolio or on PIMCO’s ability to provide investment management services to any Portfolio.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2015, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2012-2014, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

ANNUAL REPORT	DECEMBER 31, 2015	49

Notes to Financial Statements (Cont.)

The Portfolio may gain exposure to the commodities markets primarily through index-linked notes, and may invest in other commodity-linked derivative investments, including commodity swap agreements, options, futures contracts, options on futures contracts and foreign funds investing in similar commodity-linked derivatives.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that the Portfolio must derive at least 90% of its gross income from certain qualifying sources of income. The IRS has issued a revenue ruling which holds that income derived from commodity index-linked swaps is not qualifying income under Subchapter M of the Code. The IRS has also issued private letter rulings in which the IRS specifically concluded that income from certain commodity index-linked notes is qualifying income. The IRS has also issued private rulings in which the IRS specifically concluded that income derived from investment in a subsidiary, which invests primarily in commodity-linked swaps, will also be qualifying income. Based on the reasoning in such rulings, the Portfolio will continue to seek to gain exposure to the commodity markets primarily through investments in commodity-linked notes and through investments in its Subsidiary.

It should be noted, however, that the IRS currently has suspended the issuance of such rulings pending further review. There can be no assurance that the IRS will not change its position that income derived from commodity-linked notes and wholly-owned subsidiaries is qualifying income. Furthermore, the tax treatment of commodity-linked notes, other commodity-linked derivatives, and the Portfolio’s investments in its Subsidiary may otherwise be adversely affected by future legislation, Treasury Regulations and/or guidance issued by the IRS. Such developments could affect the character, timing and/or amount of the Portfolio’s taxable income or any distributions made by the Portfolio or result in the inability of the Portfolio to operate as described in its Prospectus.

If, during a taxable year, the Commodity Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Portfolio as a deductible amount for income tax purposes. In the event that the Commodity Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Portfolio as income for Federal income tax purposes.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of December 31, 2015, the components of distributable taxable earnings are as follows (amounts in thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Qualified Late-Year Loss Deferral — Capital (4)	Qualified Late-Year Loss Deferral — Ordinary (5)
PIMCO Global Multi-Asset Managed Allocation Portfolio	$—	$—	$(46,751)	$(323)	$—	$(5,479)	$(444)

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, real estate investment trusts, Treasury Inflation-Protected securities, sale/buyback transactions, and constructive sales.

(2)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals and organizational costs at fiscal year-end.

(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2015 through December 31, 2015 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
(5)	Specified losses realized during the period November 1, 2015 through December 31, 2015, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

As of December 31, 2015, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (6)
PIMCO Global Multi-Asset Managed Allocation Portfolio	$1,011,837	$4,938	$(47,223)	$(42,285)

(6)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, real estate investment trusts and constructive sales.

50	PIMCO VARIABLE INSURANCE TRUST

December 31, 2015

For the years ended December 31, 2015 and December 31, 2014, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

	Fiscal Year Ended	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)
PIMCO Global Multi-Asset Managed Allocation Portfolio	12/31/2015	$11,852	$1,868	$1,281
	12/31/2014	$—	$—	$30,000

(7)	Includes short-term capital gains, if any, distributed.
(8)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

ANNUAL REPORT	DECEMBER 31, 2015	51

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and Shareholders of PIMCO Global

Multi-Asset Managed Allocation Portfolio:

In our opinion, the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, and the related consolidated statements of operations, of changes in net assets, and of cash flows and the financial highlights (consolidated) present fairly, in all material respects, the financial position of PIMCO Global Multi-Asset Managed Allocation Portfolio and its wholly owned subsidiary (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2015, the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These consolidated financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 18, 2016

52	PIMCO VARIABLE INSURANCE TRUST

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
AZD	Australia and New Zealand Banking Group	GLM	Goldman Sachs Bank USA	NAB	National Australia Bank Ltd.
BOA	Bank of America N.A.	GRE	RBS Securities, Inc.	NGF	Nomura Global Financial Products, Inc.
BOS	Banc of America Securities LLC	GSC	Goldman Sachs & Co.	SAL	Citigroup Global Markets, Inc.
BPG	BNP Paribas Securities Corp.	GST	Goldman Sachs International	SCX	Standard Chartered Bank
BPS	BNP Paribas S.A.	HUS	HSBC Bank USA N.A.	SGY	Societe Generale, New York
BRC	Barclays Bank PLC	IND	Crédit Agricole Corporate and Investment Bank S.A.	SOG	Societe Generale
CBK	Citibank N.A.	JPM	JPMorgan Chase Bank N.A.	SSB	State Street Bank and Trust Co.
DEU	Deutsche Bank Securities, Inc.	MAC	Macquarie Bank Limited	TDM	TD Securities (USA) LLC
DUB	Deutsche Bank AG	MSB	Morgan Stanley Bank, N.A	UAG	UBS AG Stamford
FBF	Credit Suisse International	MYC	Morgan Stanley Capital Services, Inc.

Currency Abbreviations:
AUD	Australian Dollar	HUF	Hungarian Forint	PHP	Philippine Peso
BRL	Brazilian Real	IDR	Indonesian Rupiah	PLN	Polish Zloty
CAD	Canadian Dollar	ILS	Israeli Shekel	RUB	Russian Ruble
CHF	Swiss Franc	INR	Indian Rupee	SEK	Swedish Krona
CNH	Chinese Renminbi (Offshore)	JPY	Japanese Yen	SGD	Singapore Dollar
COP	Colombian Peso	KRW	South Korean Won	THB	Thai Baht
CZK	Czech Koruna	MXN	Mexican Peso	TRY	Turkish New Lira
DKK	Danish Krone	MYR	Malaysian Ringgit	TWD	Taiwanese Dollar
EUR	Euro	NOK	Norwegian Krone	USD (or $)	United States Dollar
GBP	British Pound	NZD	New Zealand Dollar	ZAR	South African Rand
HKD	Hong Kong Dollar	PEN	Peruvian New Sol

Exchange Abbreviations:
CBOE	Chicago Board Options Exchange	EUREX	Eurex Exchange	NYMEX	New York Mercantile Exchange
CBOT	Chicago Board of Trade	FTSE	Financial Times Stock Exchange	OTC	Over the Counter

Index/Spread Abbreviations:
CDX.HY	Credit Derivatives Index - High Yield	EXT-CPI	Excluding Tobacco-Non-revised Consumer Price Index	TPNBNK	TOPIX-Banks Index
CDX.IG	Credit Derivatives Index - Investment Grade	IOS.FN.300.12	2012 Fannie Mae 3.0% Interest Only Synthetic Total Return Swap Index	TWSE	Tawain Capitalization Weighted Stock
CPALEMU	Euro Area All Items Non-Seasonally Adjusted Index	GOLDLNPM	London Gold Market Fixing Ltd. PM	UKRPI	United Kingdom Retail Price Index
CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	SPGCCLP	S&P Goldman Sachs Commodity Crude Oil Index	ULSD	Ultra-Low Sulfur Diesel
CUAC	Corn-Ethanol Spread Calendar Swap

Other Abbreviations:
CDI	Brazil Interbank Deposit Rate	MSCI	Morgan Stanley Capital International	U&I	Up and In Barrier Option
D&I	Down and In Barrier Option	oz.	Ounce	WTI	West Texas Intermediate
EURIBOR	Euro Interbank Offered Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio	YOY	Year-Over-Year
LIBOR	London Interbank Offered Rate

ANNUAL REPORT	DECEMBER 31, 2015	53

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2015:

PIMCO Global Multi-Asset Managed Allocation Portfolio	0.45%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

PIMCO Global Multi-Asset Managed Allocation Portfolio	0.17%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

54	PIMCO VARIABLE INSURANCE TRUST

Management of the Trust

(Unaudited)

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Portfolio’s website at pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees*

Brent R. Harris (1959) Chairman of the Board and Trustee	08/1997 to present	Managing Director, PIMCO. Formerly, member of Executive Committee, PIMCO.	168	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute.

Douglas M. Hodge (1957) Trustee	02/2010 to present	Managing Director, Chief Executive Officer, PIMCO (since 2/14); Chief Operating Officer, PIMCO (7/09 - 2/14); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	146	Trustee, PIMCO Funds; Trustee, PIMCO ETF Trust.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company; Formerly, Executive Advisor, Toyota Financial Services; CEO, Toyota Financial Services.	146	Trustee, PIMCO Funds; Trustee, PIMCO ETF Trust.

E. Philip Cannon (1940) Trustee	05/2000 to present	Private Investor. Formerly, President, Houston Zoo.	168	Trustee, PIMCO Funds; Trustee, PIMCO ETF; Trustee, PIMCO Equity Series; and Trustee, PIMCO Equity Series VIT. Formerly, Trustee, Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments).	168	Trustee, PIMCO Funds; Trustee, PIMCO ETF Trust; Trustee, PIMCO Equity Series; and Trustee, PIMCO Equity Series VIT. Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group).	146	Trustee, PIMCO Funds; Trustee, PIMCO ETF Trust.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	168	Trustee, PIMCO Funds; Trustee, PIMCO ETF; Trustee, PIMCO Equity Series; and Trustee, PIMCO Equity Series VIT.

Ronald C. Parker (1951) Trustee	07/2009 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products).	168	Trustee, PIMCO Funds; Trustee, PIMCO ETF Trust; Trustee, PIMCO Equity Series; and Trustee, PIMCO Equity Series VIT.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.

** Trustees serve until their successors are duly elected and qualified.

ANNUAL REPORT	DECEMBER 31, 2015	55

Management of the Trust (Cont.)

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*

Peter G. Strelow (1970) President	01/2015 to present Senior Vice President 11/2013 to 01/2015 Vice President 05/2008 to 11/2013	Managing Director, PIMCO. President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

David C. Flattum (1964) Chief Legal Officer	11/2006 to present	Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to present	Managing Director and Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Brent R. Harris (1959) Senior Vice President	01/2015 to present President 03/2009 to 01/2015	Managing Director and current member of Executive Committee, PIMCO. Senior Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to present	Managing Director, Chief Executive Officer, PIMCO (since 2/14); Chief Operating Officer, PIMCO (7/09 - 2/14); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management. Senior Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Kevin M. Broadwater (1964) Vice President - Senior Counsel	05/2012 to present	Executive Vice President and Deputy General Counsel, PIMCO. Vice President - Senior Counsel, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Joshua D. Ratner (1976)** Vice President - Senior Counsel, Secretary	11/2013 to present Assistant Secretary 10/2007 to 01/2011	Executive Vice President and Senior Counsel, PIMCO. Chief Legal Officer, PIMCO Investments LLC. Vice President - Senior Counsel, Secretary, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Secretary and Chief Legal Officer, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Stacie D. Anctil (1969) Vice President	05/2015 to present Assistant Treasurer 11/2003 to 05/2015	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

William G. Galipeau (1974) Vice President	11/2013 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Treasurer, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds. Formerly, Vice President, Fidelity Investments.

Eric D. Johnson (1970)** Vice President	05/2011 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

Henrik P. Larsen (1970) Vice President	02/1999 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Greggory S. Wolf (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Trent W. Walker (1974) Treasurer	11/2013 to present Assistant Treasurer 05/2007 to 11/2013	Executive Vice President, PIMCO. Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Assistant Treasurer, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

Jason J. Nagler (1982)** Assistant Treasurer	05/2015 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds. Formerly, Head of Mutual Fund Reporting, GMO and Assistant Treasurer, GMO Trust and GMO Series Trust Funds.

* The term “PIMCO Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit Income Fund, PIMCO Dynamic Income Fund, PIMCO Global StocksPLUS & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.

** The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

56	PIMCO VARIABLE INSURANCE TRUST

Privacy Policy1

(Unaudited)

The Trust2 considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ non-public personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on applicable websites.

Respecting Your Privacy

As a matter of policy, the Trust does not disclose any non-public personal information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust or its affiliates may also retain non-affiliated companies to market the Trust’s shares or products which use the Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Trust reserves the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any fund advised by PIMCO in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Trust may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

Information Collected from Websites

Websites maintained by the Trust or its service providers may use a variety of technologies to collect information that help the Trust and its service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. In addition, the Trust or its Service Affiliates may use third parties to place advertisements for the Trust on other websites, including banner advertisements. Such third parties may collect anonymous information through the use of cookies or action tags (such as web beacons). The information these third parties collect is generally limited to technical and web navigation information, such as your IP address, web pages visited and browser type, and does not include personally identifiable information such as name, address, phone number or email address.

You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly.

Changes to the Privacy Policy

From time to time, the Trust may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Effective as of September 5, 2014.

2 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined policy may be written in the first person (i.e., by using “we” instead of “the Trust”).

ANNUAL REPORT	DECEMBER 31, 2015	57

Approval of Investment Advisory Contract and Other Agreements

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement and Amended and Restated Asset Allocation Sub-Advisory Agreement

At a meeting held on August 10-11, 2015, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved the Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) between the Trust, on behalf of each of the Trust’s series (the “Portfolios”), and Pacific Investment Management Company LLC (“PIMCO”) for an additional one-year term through August 31, 2016. The Board also considered and unanimously approved for an additional one-year term through August 31, 2016, the Supervision and Administration Agreement (together with the Investment Advisory Contract, the “Agreements”) between the Trust, on behalf of the Portfolios, and PIMCO. In addition, the Board considered and unanimously approved the renewal of the Amended and Restated Asset Allocation Sub-Advisory Agreement (the “Asset Allocation Agreement”) between PIMCO, on behalf of PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, and Research Affiliates, LLC (“Research Affiliates”) for an additional one-year term through August 31, 2016.

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of the past year, the Trustees received a wide variety of materials relating to the services provided by PIMCO and Research Affiliates to the Trust. At each of its quarterly meetings, the Board reviewed the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including shareholder services, valuation and custody, the Portfolios’ compliance program and other information relating to the nature, extent and quality of services provided by PIMCO and Research Affiliates to the Trust. In considering whether to approve the renewal of the Agreements and the Asset Allocation Agreement, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial information for PIMCO and, where relevant, Research Affiliates, information regarding the profitability to PIMCO of its relationship with the Portfolios, information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Portfolios, and information about the fees charged and services provided to other clients with similar investment mandates as the Portfolios (where applicable). In addition, the Board reviewed materials provided by counsel to the Trust and the Independent Trustees, which included, among other things, memoranda outlining legal duties of the Board in considering the continuation of the Agreements and the Asset Allocation Agreement.

(b) Review Process:  In connection with the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed written materials prepared by PIMCO and, where applicable, Research Affiliates in response to requests from counsel to the Trust and the Independent Trustees. The Board requested and received assistance and advice regarding applicable legal standards from counsel to the Trust and the Independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board heard oral presentations on matters related to the Agreements and the Asset Allocation Agreement and met both as a full Board and in a separate session of the Independent Trustees, without management present, at the August 10-11, 2015 meeting. The Independent Trustees also conducted a telephonic meeting with counsel to the Trust and the Independent Trustees on July 30, 2015 and executive sessions on August 10, 2015 to discuss the materials presented. In addition, the Independent Trustees requested and received from PIMCO additional information including, but not limited to, information related to profitability and comparative performance information.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and the Asset Allocation Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in assets under management. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and

58	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to reasonably assure compliance with applicable laws and regulations and its commitment to these programs, its oversight of matters that may involve conflicts of interest between the Portfolios’ investments and those of other accounts managed by PIMCO, and its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has enhanced PIMCO’s service to the Funds and has allowed PIMCO to introduce innovative new funds over time. In addition, the Board considered the nature and quality of services provided by PIMCO to the wholly-owned subsidiaries of applicable Portfolios.

The Trustees considered information they had received about the steps that PIMCO has taken in recent years with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the counterparty risk committee, which oversees counterparty risk on a firm-wide basis, continually evaluating requests to add or remove approved counterparties as market needs and conditions warrant. The Trustees also considered that, over the last several years, PIMCO has continued to strengthen the process it uses to assess the financial stability of counterparties with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that, consistent with its fiduciary duty, PIMCO executes transactions through a competitive best execution process and uses only those counterparties that meet its stringent and monitored criteria. The Trustees considered that PIMCO’s collateral management team utilizes a counterparty risk system to analyze portfolio level exposure and collateral being exchanged with counterparties.

In addition, the Trustees considered new services and service enhancements that PIMCO has implemented since the Board renewed the Agreements in 2014, including, but not limited to: conducting a targeted review of quality and efficiency in the valuation process; expanding the analytical review of shareholder reports by State Street Bank and Trust Company, the Portfolios’ custodian; developing a process for monthly forecasts of taxable and book income to enhance portfolio management of investment income; continuing the expansion of a proprietary performance reconciliation tool, which includes next-day comparison of daily internal performance to custodian bank performance to identify potential errors and guardrail net asset value calculations; developing and implementing the Global Process Monitor application, which includes real-time tracking and escalation protocols for critical activities; and implementing monthly cash flow reporting processes to support client and media demands for information about investor flows and assets under management data. The Trustees also considered the recent outflows from the Portfolios. The Trustees further considered whether the decline in the Portfolios’ assets and the reduction in PIMCO’s total assets under management materially impacted the service quality or resources available to the Portfolios. The Trustees concluded that there has been no adverse impact to service quality or resources available to the Portfolios.

Similarly, the Board considered the asset allocation services provided by Research Affiliates to the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio. The Board noted that the PIMCO All Asset All Authority Portfolio recently commenced operations. The Board also considered the depth and quality of Research Affiliates’ investment management and research capabilities, the experience and capabilities of its portfolio management personnel and, in particular, the experience and capabilities of Robert Arnott, Research Affiliates’ principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by Research Affiliates under the Asset Allocation Agreement are likely to benefit the Portfolios and their respective shareholders (as applicable).

(b) Other Services:  The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust pursuant to the Administration Agreement.

The Board considered the terms of the Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services provided pursuant to that agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of these services and its supervision of the Trust’s third party service providers to assure

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Approval of Investment Advisory Contract and Other Agreements (Cont.)

that these service providers continue to provide a high level of service relative to alternatives available in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited, and will likely continue to benefit, the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board received and examined information from PIMCO concerning the Portfolios’ performance, as available, over short- and long-term periods ended May 31, 2015 and other performance data, as available, over short- and long-term periods ended June 30, 2015 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ performance, as available, over short- and long-term periods ended May 31, 2015 (the “Lipper Report”).

The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 10-11, 2015 meeting. The Trustees noted that a majority of the Portfolios outperformed their respective Lipper medians over the three-year and longer periods ended May 31, 2015.

The Board also noted that, as of May 31, 2015, the Administrative Class of 44%, 79% and 92% of the Portfolios outperformed its Lipper category median on a net-of-fees basis over the three-year, five-year and ten-year periods, respectively. The Trustees considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of investments and that differences in performance among classes could principally be attributed to differences in the supervisory and administrative fees and distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups and that the Lipper categories do not: separate funds based upon maturity or duration; account for the applicable Portfolios’ hedging strategies; distinguish between enhanced index and actively managed equity strategies; include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” Lipper category to which they do not properly belong); or account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may not be particularly relevant to the consideration of Portfolio performance.

The Board noted that 63% or more of the assets of the Trust had outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods ending May 31, 2015 (based on the performance of the Administrative Class). The Board also noted that 8 of 14 Portfolios, representing 69% of the total assets of the Trust, had outperformed their respective benchmark indexes on a net-of-fees basis over the five-year period ending May 31, 2015. The Board also noted that, while the Lipper universe comparisons provide a valuable performance comparison reference, there are certain Portfolios that do not fit neatly into their respective Lipper classifications. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward. The Board also considered that the Trust’s assets were over $20 billion as of December 31, 2014.

The Board considered PIMCO’s discussion of the intensive nature of managing bond funds, noting that it requires the management of a number of factors, including: varying maturities; prepayments; collateral management; counterparty management; pay-downs; credit events; workouts; derivatives; net new issuance in the bond market; and decreased market maker inventory levels. The Board noted that in addition to managing these factors, PIMCO must also balance risk controls and strategic positions in each portfolio it manages, including the Portfolios. Despite these challenges, the Board noted that PIMCO has generated “alpha” (i.e., non-market correlated excess performance) for its clients over time, including the Trust.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price funds to scale at the outset with reference to the total expense ratios of the respective Lipper median (if available), while providing a premium for innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also considered that PIMCO reviews the Portfolios’ fee levels

60	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

and carefully considers reductions where appropriate. Further, the Board noted that PIMCO believes that the growth in the Trust’s assets under management over the long-term and long-term positive net flows are important indicators of proper and effective pricing.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. The Board also reviewed information relating to the sub-advisory fees paid to Research Affiliates with respect to applicable Portfolios, taking into account that PIMCO compensates Research Affiliates from the advisory fees paid by such Portfolios to PIMCO. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in a “Peer Group” of comparable funds, as well as the universe of other similar funds. The Board noted that a number of Portfolios have total expense ratios that fall below the average and median expense ratios in their Peer Group and Lipper universe. In addition, the Board noted the fee waivers in place with respect to the fees that might result from investments by applicable Portfolios in their respective wholly-owned subsidiaries.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts and as sub-adviser to other investment companies with a similar investment strategy, including differences in advisory services provided. The Board noted that advisory fees for most Portfolios were similar to the fee rates charged to separate account strategies with the same investment strategies as the Portfolios. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including differences in the advisory and other services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees.

Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third-party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Portfolios. The Trustees also took into account that there are various reasons for any such difference in fees, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial risk and regulatory requirements, differing legal liabilities on a contract-by-contract basis and different servicing requirements when it does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations as compared to when PIMCO serves as investment adviser and sponsor.

The Board considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board also considered that as the Portfolios’ business has become increasingly complex, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. In addition, the Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee and, in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board further considered that many other funds pay for these services separately, and thus it is difficult to directly compare the Trust’s unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board also considered that the unified supervisory and administrative fee leads to Portfolio fees that are fixed, rather than variable. The Board noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease. The Board also considered that the Portfolios’ unified fee structure meant that fees were not impacted by recent outflows in certain Portfolios, unlike funds without a unified fee structure, which may see increased expense ratios when fixed costs are passed through to a smaller asset base. The Board further noted that, with few exceptions, PIMCO has generally maintained Portfolio fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall Portfolio fees, which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed with PIMCO those Portfolios and/or classes of Portfolios that had above median total expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few peers (if any), and cannot easily be grouped with comparable funds. Upon comparing the Portfolios’ total expenses to other funds in the “Peer Groups” provided by Lipper, the Board found total expenses of each Portfolio to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying funds in which the Funds of Funds may invest and,

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Approval of Investment Advisory Contract and Other Agreements (Cont.)

therefore, such services were not duplicative of the advisory services provided to the underlying funds. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

Based on the information presented by PIMCO, Research Affiliates and Lipper, members of the Board determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of each Portfolio, are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were lower than in the previous year due to the impact of the Portfolios’ overall outflows. To the extent applicable, the Board also reviewed information regarding the portion of a Portfolio’s advisory fee retained by PIMCO, following the payment of sub-advisory fees to Research Affiliates, with respect to the Portfolio. Additionally, the Board noted that profit margins with respect to the Portfolios were within the ranges, although above the median, of publicly held investment management companies reported by Lipper and Strategic Insight (an independent provider of fund industry research). The Board noted that the PIMCO’s profit margin with respect to the Trust shows that the Trust is profitable, although less so than PIMCO Funds due to payments made by PIMCO to participating insurance companies. The Board also noted that it had received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, cyber security, information security, shareholder privacy, business continuity planning, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board noted that PIMCO shares the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including through the pricing of Portfolios to scale from inception and the enhancement of services provided to the Portfolios in return for fees paid. The Board reviewed the history of the Portfolios’ fee structure. The Board considered that the Portfolios’ unified fee rates had been set competitively and/or priced to scale from inception, had been held steady at that scaled competitive rate for most Portfolios as assets grew, or as assets declined in the case of some Portfolios, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing Portfolio shareholders of the fees associated with the Portfolios, and that the Portfolios bear certain expenses that are not covered by the advisory fee or the unified fee.

The Trustees considered that the unified fee has provided inherent economies of scale because a Portfolio maintains competitive fixed unified fees even if the particular Portfolio’s assets decline and/or operating costs rise. The Trustees further considered that, in contrast, breakpoints are a proxy for charging higher fees on lower asset levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also considered that, unlike the Portfolios’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees also considered that the unified fee protects shareholders from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those referenced above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Portfolios’ cost structures were reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and each of the Portfolios, to the benefit of their respective shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their respective shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Portfolios’ Rule 12b-1 plans or otherwise. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on their review, including their consideration of each of the factors summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and Research Affiliates favored the renewal of the Agreements and the Asset Allocation Agreement. The Independent Trustees and the Board as a whole concluded that the Agreements and the Asset Allocation Agreement continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees

62	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

paid to PIMCO by the Portfolios under the Agreements and the fees paid to Research Affiliates by PIMCO under the Asset Allocation Agreement, and that the renewal of the Agreements and the Asset Allocation Agreement was in the best interests of the Portfolios and their shareholders.

ANNUAL REPORT	DECEMBER 31, 2015	63

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT11AR_123115

PIMCO Variable Insurance Trust

Annual Report

December 31, 2015

PIMCO Global Multi-Asset Managed Volatility Portfolio

Share Classes

■	Administrative
■	Advisor

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

Please find enclosed the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2015. The following pages contain specific details about the Portfolio’s investment performance and a discussion of the factors that most affected performance over the reporting period.

Heightened market volatility throughout the reporting period was sparked by a mix of investor concerns including geopolitical developments, monetary policy and the potential for slowing global economic growth, which generally contributed to dampened investor sentiment. In particular, increasing concern over the outlook for Chinese growth sent commodity prices and inflation expectations lower, while also negatively impacting prices of emerging market (“EM”) debt and equities. In addition, the Chinese equity market began a strong decline in June 2015, which prompted the Chinese government to prop-up equity share prices and devalue the Chinese yuan. Volatility in Chinese equity markets continued into January 2016 on renewed concern over slowing Chinese economic growth. Furthermore, rising tension in the Middle East and the continued debt crisis in Greece also contributed to investor unease throughout the reporting period.

Economic data in the U.S. continued to confirm a healthy economy, particularly labor market indicators such as employment and wages. Still, signs of caution remained, particularly as U.S. consumers appeared to be more selective in their spending and chose to save rather than spend their windfall from lower gas prices. Additionally, consumer sentiment and certain housing indicators softened towards the end of the reporting period, and December 2015 U.S. manufacturing data indicated the fastest contraction in six years. Within the Eurozone, volatility increased despite gradual improvement in the underlying economies. Eurozone economic data also showed generally positive signs of an early recovery but were tempered slightly by sluggish inflation.

The theme of divergent global central bank monetary policy continued throughout the reporting period. The European Central Bank (“ECB”) expressed its commitment to increase quantitative easing (or large-scale asset purchases), along with the Bank of Japan and the People’s Bank of China who also indicated their intent to accelerate such measures. The Federal Reserve (“Fed”), on the other hand, moved on December 16 to raise the Federal Funds Rate by 0.25% to a new range of 0.25% - 0.50%, marking its first rate hike in nine years. However, the Fed noted that future increases in its target rate would be “gradual” and in-line with their previous projections, which helped to ease investor concerns. Outside of the reporting period on January 27, the Fed opted to leave the Federal Funds Rate unchanged, noting their intent to closely monitor how the global economy and markets influence the U.S. economic outlook.

Highlights of the financial markets during the twelve-month fiscal reporting period include:

■

U.S. Treasuries, as represented by the Barclays U.S. Treasury Index, returned 0.84% for the reporting period as yields generally rose slightly across the Treasury yield curve. The benchmark ten-year U.S. Treasury note yielded 2.27% at the end of the reporting period, up from 2.17% on December 31, 2014. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 0.55% for the reporting period.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Barclays U.S. TIPS Index, declined 1.44% over the reporting period. U.S. TIPS were pressured over the year as breakeven inflation levels, a proxy for inflation expectations, declined in-line with commodity markets. Global inflation-linked bonds (“ILBs”) were also down overall during the reporting period, as the slide in energy and other commodities impacted inflation expectations globally. Despite this headwind, European ILBs fared better than other developed countries and posted marginal gains in local currencies as real yields benefited from the ECB’s quantitative easing support.

■

Prices on broad commodities were down over the reporting period, led lower primarily by energy and industrial metal prices. Crude oil prices faced increasing pressure from a persisting inventory glut and production growth, especially from the Organization of the Petroleum Exporting Countries (“OPEC”). Towards the end of the reporting period, seasonally warm weather put further pressure on oil prices, which ended the year considerably lower. Diversified commodities, as represented by the Bloomberg Commodity Index Total Return, declined 24.66% over the reporting period.

2	PIMCO VARIABLE INSURANCE TRUST

■

Agency mortgage-backed securities (“MBS”), as represented by the Barclays U.S. MBS Fixed Rate Index, returned 1.51% over the reporting period. Non-Agency MBS prices were mixed amid weakness in the broader credit markets, although underlying collateral performance has generally been in-line with investor expectations and continues to gradually improve over the long-term.

■

U.S. investment grade credit, as represented by the Barclays U.S. Credit Index, declined 0.77% over the reporting period. Investment grade credit valuations cheapened as a record $1.15 trillion of new issuance came to market and commodity prices continued to fall given worries over slowing Chinese growth. Developed market global high yield bonds, as measured by the BofA Merrill Lynch Developed Markets High Yield Constrained Index, declined 3.05% over the reporting period. Weakness in the commodity-oriented sectors including energy and metals & mining, weighed on returns as oil and other commodity prices fell. Overall, global high yield spreads and yields rose throughout the reporting period and ended higher.

■

EM external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 1.23% over the reporting period. EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), declined 14.92% over the reporting period. Idiosyncratic forces remained a dominant theme. China, for example, continued to expand its accommodative measures as both growth and inflation showed signs of further moderation. In addition, the Russian ruble continued its recovery from 2014 weakness before stumbling toward the end of the reporting period on oil price weakness.

■

Equity markets showed mixed performance globally amid a period marked by economic uncertainty, increased volatility and divergent central bank monetary policy. U.S. equities, as represented by the S&P 500 Index, returned 1.38% (on a total return basis) and developed market equities outside the U.S., as represented by the MSCI EAFE Net Dividend Index (USD Unhedged), declined 0.81% over the reporting period. However, ultra-easy monetary policy in Europe and Japan benefited European and Japanese equity markets, which generally posted positive returns. However, EM equities, as represented by the MSCI Emerging Markets Index (Net Dividends in USD), declined 14.92% over the same period, due to headwinds from a stronger U.S. dollar, falling commodity prices, concerns over slower Chinese economic growth and declining Chinese equities.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your broad investment needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Variable Insurance Trust February 18, 2016

ANNUAL REPORT	DECEMBER 31, 2015	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of nineteen separate investment portfolios, including the PIMCO Global Multi-Asset Managed Volatility Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

The Portfolio may invest in Institutional Class or Class M shares of any of the funds of PIMCO Funds and PIMCO Equity Series, affiliated open-end investment companies, except funds of funds (“Underlying PIMCO Funds”), and may also invest in other affiliated funds, including funds of PIMCO ETF Trust, and unaffiliated funds (collectively, the “Acquired Funds”). The Portfolio may invest in a combination of Acquired Funds, which may or may not be registered under the Investment Company Act of 1940, as amended (the “1940 Act”), fixed income instruments, equity securities, forwards and derivatives, to the extent permitted under the 1940 Act or exemptive relief therefrom.

A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and significant, and there is no guarantee that Fund management will anticipate such movement accurately.

As of the date of this report, interest rates in the U.S. are near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program and has begun, and may continue, to raise interest rates. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Portfolio’s performance or cause the Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Portfolio.

The principal risks of investing in the Portfolio include risks from direct investments and/or indirect exposure through investment in Acquired Funds. Among the principal risks of investing in the Portfolio are allocation risk, Acquired Fund risk, interest rate risk, call risk, credit risk, high yield risk, distressed company risk, market risk, issuer risk, liquidity risk, derivatives risk, commodity risk, equity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, real estate risk, emerging markets risk, sovereign debt risk, currency risk, issuer non-diversification risk, leveraging risk, smaller company risk, management risk, short sale risk, tax risk, subsidiary risk, value investing risk, arbitrage risk and convertible securities risk. A complete description of these and other risks is contained in the Portfolio’s prospectus.

The Portfolio or an Acquired Fund may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, leverage risk, management risk and the risk that the Portfolio or an Acquired Fund may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on the Portfolio or an Acquired Fund. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s or Acquired Fund’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in an asset, instrument or component of the index underlying a derivative instrument may cause an immediate and substantial loss or gain in the Portfolio or an Acquired Fund, which translates into heightened volatility for the Portfolio. The Portfolio or an Acquired Fund may engage in such transactions regardless of whether the Portfolio or Acquired Fund owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio or an Acquired Fund may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s or Acquired Fund’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if the Portfolio or an Acquired Fund invests in emerging market debt, both may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign (non-U.S.) issuer.

High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in such markets. Thus, high yield investments increase the chance that the Portfolio will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage- and Asset-Backed Securities represent ownership interests in “pools” of mortgages or other assets

4	PIMCO VARIABLE INSURANCE TRUST

such as consumer loans or receivables. As a general matter, Mortgage- and Asset-Backed Securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on Mortgage- and Asset-Backed Securities depend on the ability of the underlying assets to generate cash flow.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

The cost of investing in the Portfolio will generally be higher than the cost of investing in a mutual fund that only invests directly in individual stocks and bonds. By investing in the Portfolio, an investor will indirectly bear fees and expenses charged by the Acquired Funds, which includes the Underlying PIMCO Funds and other funds, in addition to the Portfolio’s direct fees and expenses.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart reflects only Administrative Class performance. Performance for Institutional Class, Class M and Advisor Class shares, if applicable, may be higher or lower based on each class’s expense ratios. The Portfolio’s total annual operating expense ratios on the Portfolio Summary page are as of the currently effective prospectus, as supplemented to date. The Portfolio measures its performance against a broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

The following table discloses the inception dates of the Portfolio and its respective share classes along with the Portfolio’s diversification status as of period end:

Portfolio Name	Portfolio Inception	Institutional Class	Class M	Administrative Class	Advisor Class	Diversification Status
PIMCO Global Multi-Asset Managed Volatility Portfolio	04/27/12	—	—	04/27/12	04/30/13	Diversified

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolio. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Portfolio creates a contract between or among any shareholder of the Portfolio, on the one hand, and the Trust, the Portfolio, a service provider to the Trust or the Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and is available without charge,

ANNUAL REPORT	DECEMBER 31, 2015	5

Important Information About the Portfolio (Cont.)

upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

6	PIMCO VARIABLE INSURANCE TRUST

PIMCO Global Multi-Asset Managed Volatility Portfolio (Consolidated)

Cumulative Returns Through December 31, 2015

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown†

Mutual Funds	27.7%
U.S. Treasury Obligations	26.4%
Corporate Bonds & Notes	11.6%
Short-Term Instruments‡	9.8%
Common Stocks	9.2%
Sovereign Issues	8.2%
Other	7.1%
†	% of Investments, at value as of 12/31/15. Financial derivative instruments, if any, are excluded.

‡	Includes Central Funds used for Cash Management Purposes

Average Annual Total Return for the period ended December 31, 2015
	1 Year	Inception*
PIMCO Global Multi-Asset Managed Volatility Portfolio Administrative Class	(1.06)%	0.19%
PIMCO Global Multi-Asset Managed Volatility Portfolio Advisor Class	(1.28)%	(2.07)%
60% MSCI World Index/40% Barclays U.S. Aggregate Index±	(0.07)%	6.38%	**
MSCI World Index±±	(0.87)%	9.14%	**

All Portfolio returns are net of fees and expenses.

* For class inception dates please refer to the Important Information.

** Average annual total return since 04/27/2012.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), as supplemented to date, is 1.64% for Administrative Class shares, and 1.74% for Advisor Class shares.

± 60% MSCI World Index/40% Barclays U.S. Aggregate Index. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of 23 developed market country indices. The Barclays U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

±± The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of 23 developed market country indices.

It is not possible to invest in an unmanaged index.

Investment Objective and Strategy Overview

»

The PIMCO Global Multi-Asset Managed Volatility Portfolio seeks total return which exceeds that of a blend of 60% MSCI World Index/40% Barclays U.S. Aggregate Index with explicit management of overall portfolio volatility. PIMCO uses a three-step approach in seeking to achieve the return and volatility parameters of the Portfolio’s investment objective which consists of 1) developing a target asset allocation; 2) developing a series of relative value strategies designed to add value beyond the target allocation; and 3) utilizing hedging techniques to manage downside risks and total portfolio volatility. PIMCO evaluates these three steps daily and uses varying combinations of Acquired Funds and/or direct investments to implement the three steps within the Portfolio. The Portfolio may invest in Institutional Class or Class M shares of any funds of the PIMCO Funds and PIMCO Equity Series, affiliated open end investment companies, except funds of funds (collectively, “Underlying PIMCO Funds”), and may also invest in other affiliated, including funds of PIMCO ETF Trust, and unaffiliated funds (collectively, “Acquired Funds”). The Portfolio seeks to achieve its investment objective by investing under normal circumstances in a combination of affiliated and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940, as amended (the “1940 Act”), equity securities, Fixed Income Instruments, forwards and derivatives. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

Portfolio Insights

»	An overweight exposure to European equities benefited relative performance, as these securities generally posted positive returns over the reporting period.

»

An overweight to corporate credit, concentrated in the financial sector, benefited performance, as the financial subsector of the Barclays Capital U.S. Investment Grade Bond Index posted positive returns over the reporting period.

»	An underweight to the euro benefited performance, as the euro depreciated relative to the U.S. dollar during the reporting period.

»	An overweight exposure to Chinese equities detracted from relative performance, as these securities generally posted negative returns over the reporting period.

»	An underweight exposure to U.S. equities in September 2015 and October 2015 detracted from performance, as these securities generally posted positive performance over this period.

ANNUAL REPORT	DECEMBER 31, 2015	7

Expense Example PIMCO Global Multi-Asset Managed Volatility Portfolio (Consolidated)

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held from July 1, 2015 to December 31, 2015 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (07/01/15)	Ending Account Value (12/31/15)	Expenses Paid During Period*	Beginning Account Value (07/01/15)	Ending Account Value (12/31/15)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Administrative Class	$1,000.00	$952.20	$5.30	$1,000.00	$1,020.19	$5.49	1.06%
Advisor Class	1,000.00	952.00	5.80	1,000.00	1,019.67	6.00	1.16

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 187/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers can be found in Note 9 in the Notes to Financial Statements.

8	PIMCO VARIABLE INSURANCE TRUST

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ANNUAL REPORT	DECEMBER 31, 2015	9

Financial Highlights PIMCO Global Multi-Asset Managed Volatility Portfolio (Consolidated)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income (b)	Distributions from Net Realized Capital Gains (b)	Tax Basis Return of Capital (b)	Total Distributions

Administrative Class
12/31/2015	$9.47	$0.19	$(0.29)	$(0.10)	$(0.06)	$0.00	$(0.07)	$(0.13)
12/31/2014	9.33	0.26	0.20	0.46	(0.29)	0.00	(0.03)	(0.32)
12/31/2013	10.17	0.22	(0.84)	(0.62)	(0.09)	(0.06)	(0.07)	(0.22)
04/27/2012 - 12/31/2012	10.00	0.24	0.09	0.33	(0.16)	0.00	0.00	(0.16)

Advisor Class
12/31/2015	9.47	0.22	(0.34)	(0.12)	(0.06)	0.00	(0.07)	(0.13)
12/31/2014	9.33	0.32	0.13	0.45	(0.27)	0.00	(0.04)	(0.31)
04/30/2013 - 12/31/2013	10.44	0.15	(1.06)	(0.91)	(0.07)	(0.06)	(0.07)	(0.20)

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)	Determined in accordance with federal income tax regulations, see Note 2(d) in the Notes to Financial Statements for more information.

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$9.24	(1.06)%	$99,522	1.03%		1.27%		1.01%		1.25%		1.91%		386%
9.47	4.88	90,566	0.84		1.24		0.82		1.22		2.67		352
9.33	(6.12)	77,182	0.80		1.23		0.80		1.23		2.29		79
10.17	3.35	36,008	0.77	*	1.73	*	0.77	*	1.73	*	3.48	*	76

9.22	(1.28)	992	1.13		1.37		1.11		1.35		2.26		386
9.47	4.87	326	0.94		1.34		0.92		1.32		3.36		352
9.33	(8.65)	9	0.90	*	1.33	*	0.90	*	1.33	*	2.35	*	79

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2015	11

Consolidated Statement of Assets and Liabilities PIMCO Global Multi-Asset Managed Volatility Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2015

Assets:
Investments, at value
Investments in securities*	$65,333
Investments in Affiliates	32,564
Financial Derivative Instruments
Exchange-traded or centrally cleared	246
Over the counter	1,911
Cash	1
Deposits with counterparty	2,043
Foreign currency, at value	960
Receivable for investments sold	139
Receivable for investments sold on a delayed-delivery basis	61
Receivable for TBA investments sold	19,253
Interest and dividends receivable	359
Dividends receivable from Affiliates	80
Total Assets	122,950

Liabilities:
Borrowings & Other Financing Transactions
Payable for short sales	$8,624
Financial Derivative Instruments
Exchange-traded or centrally cleared	446
Over the counter	916
Payable for investments purchased	374
Payable for investments in Affiliates purchased	76
Payable for investments purchased on a delayed-delivery basis	31
Payable for TBA investments purchased	10,954
Deposits from counterparty	870
Payable for Portfolio shares redeemed	32
Accrued investment advisory fees	88
Accrued supervisory and administrative fees	6
Accrued servicing fees	14
Accrued reimbursement to PIMCO	1
Other liabilities	4
Total Liabilities	22,436

Net Assets	$100,514

Net Assets Consist of:
Paid in capital	$105,117
(Overdistributed) net investment income	(784)
Accumulated undistributed net realized (loss)	(525)
Net unrealized (depreciation)	(3,294)
$100,514

Net Assets:
Administrative Class	$99,522
Advisor Class	992

Shares Issued and Outstanding:
Administrative Class	10,772
Advisor Class	108

Net Asset Value and Redemption Price Per Share Outstanding:
Administrative Class	$9.24
Advisor Class	9.22

Cost of investments in securities	$67,071
Cost of investments in Affiliates	$34,788
Cost of foreign currency held	$955
Proceeds received on short sales	$8,620
Cost or premiums of financial derivative instruments, net	$151

* Includes repurchase agreements of:	$771

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Consolidated Statement of Operations PIMCO Global Multi-Asset Managed Volatility Portfolio

(Amounts in thousands)	Year Ended December 31, 2015

Investment Income:
Interest, net of foreign taxes*	$1,047
Dividends, net of foreign taxes**	275
Dividends from Investments in Affiliates	1,586
Total Income	2,908

Expenses:
Investment advisory fees	1,021
Supervisory and administrative fees	61
Servicing fees - Administrative Class	148
Distribution and/or servicing fees - Advisor Class	2
Trustee fees	2
Interest expense	17
Miscellaneous expense	5
Total Expenses	1,256
Waiver and/or Reimbursement by PIMCO	(243)
Net Expenses	1,013

Net Investment Income	1,895

Net Realized Gain (Loss):
Investments in securities	(289)
Investments in Affiliates	(514)
Net capital gain distributions received from Affiliate investments	713
Exchange-traded or centrally cleared financial derivative instruments	(2,224)
Over the counter financial derivative instruments	840
Short sales	(24)
Foreign currency	(198)

Net Realized (Loss)	(1,696)

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	(1,306)
Investments in Affiliates	(1,433)
Exchange-traded or centrally cleared financial derivative instruments	384
Over the counter financial derivative instruments	620
Short sales	48
Foreign currency assets and liabilities	23

Net Change in Unrealized (Depreciation)	(1,664)

Net (Decrease) in Net Assets Resulting from Operations	$(1,465)

* Foreign tax withholdings - Interest	$2

** Foreign tax withholdings - Dividends	$4

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2015	13

Consolidated Statements of Changes in Net Assets PIMCO Global Multi-Asset Managed Volatility Portfolio

(Amounts in thousands)	Year Ended December 31, 2015	Year Ended December 31, 2014

Increase in Net Assets from:

Operations:
Net investment income	$1,895	$2,239
Net realized gain (loss)	(1,696)	1,279
Net change in unrealized appreciation (depreciation)	(1,664)	338

Net Increase (Decrease) in Net Assets Resulting from Operations	(1,465)	3,856

Distributions to Shareholders:
From net investment income (a)
Administrative Class	(678)	(2,587)
Advisor Class	(9)	(8)
Tax basis return of capital (a)
Administrative Class	(708)	(304)
Advisor Class	(5)	(1)

Total Distributions	(1,400)	(2,900)

Portfolio Share Transactions:
Net increase resulting from Portfolio share transactions**	12,487	12,745

Total Increase in Net Assets	9,622	13,701

Net Assets:
Beginning of year	90,892	77,191
End of year*	$100,514	$90,892

* Including (overdistributed) net investment income of:	$(784)	$(430)

**	See Note 13 in the Notes to Financial Statements.
(a)	Determined in accordance with federal income tax regulations, see Note 2(d) in the Notes to Financial Statements for more information.

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Consolidated Schedule of Investments PIMCO Global Multi-Asset Managed Volatility Portfolio

December 31, 2015

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 65.0%

BANK LOAN OBLIGATIONS 0.4%
Valeant Pharmaceuticals International, Inc.
3.750% due 08/05/2020		$100	$96
4.000% due 04/01/2022		299	289

Total Bank Loan Obligations (Cost $374)			385

CORPORATE BONDS & NOTES 11.3%

BANKING & FINANCE 10.3%
Ally Financial, Inc.
2.750% due 01/30/2017		300	300
5.500% due 02/15/2017		300	310
Banco Popular Espanol S.A.
11.500% due 10/10/2018 (d)	EUR	1,200	1,421
Banco Santander S.A.
6.250% due 09/11/2021 (d)		1,000	1,019
Bankia S.A.
3.500% due 01/17/2019		400	458
Barclays Bank PLC
7.625% due 11/21/2022		$400	456
7.750% due 04/10/2023		400	427
Barclays PLC
8.000% due 12/15/2020 (d)	EUR	200	236
BPCE S.A.
4.625% due 07/11/2024		$300	292
CIT Group, Inc.
5.000% due 05/15/2017		200	206
Citigroup, Inc.
2.650% due 10/26/2020		200	199
Credit Agricole S.A.
7.875% due 01/23/2024 (d)		400	410
8.125% due 09/19/2033		200	221
Credit Suisse AG
6.500% due 08/08/2023		200	216
General Motors Financial Co., Inc.
2.625% due 07/10/2017		200	201
2.750% due 05/15/2016		200	201
3.500% due 07/10/2019		200	201
4.750% due 08/15/2017		100	104
Goldman Sachs Group, Inc.
1.712% due 09/15/2020		800	803
HBOS PLC
1.303% due 09/30/2016		200	200
International Lease Finance Corp.
5.750% due 05/15/2016		100	102
8.750% due 03/15/2017		300	320
KBC Bank NV
8.000% due 01/25/2023		200	219
Lloyds Banking Group PLC
7.625% due 06/27/2023 (d)	GBP	500	774
Rabobank Group
8.375% due 07/26/2016 (d)		$900	929
8.400% due 06/29/2017 (d)		100	108

			10,333

INDUSTRIALS 0.5%
MGM Resorts International
10.000% due 11/01/2016		400	424

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Time Warner Cable, Inc.
5.850% due 05/01/2017		$100	$104

			528

UTILITIES 0.5%
AT&T, Inc.
1.023% due 03/30/2017		100	100
Sprint Communications, Inc.
9.125% due 03/01/2017		400	407

			507

Total Corporate Bonds & Notes (Cost $11,749)			11,368

U.S. GOVERNMENT AGENCIES 0.3%
Fannie Mae, TBA
3.000% due 02/01/2046		300	299

Total U.S. Government Agencies (Cost $300)			299

U.S. TREASURY OBLIGATIONS 25.7%
U.S. Treasury Bonds
2.500% due 02/15/2045		940	842
3.000% due 11/15/2044		200	199
3.000% due 05/15/2045		250	249
3.000% due 11/15/2045		800	796
U.S. Treasury Floating Rate Notes
0.428% due 10/31/2017 †		100	100
U.S. Treasury Inflation Protected Securities (c)
0.125% due 04/15/2017		105	104
0.125% due 04/15/2018		206	205
0.125% due 04/15/2019		2,131	2,118
0.125% due 04/15/2020		1,269	1,253
0.125% due 07/15/2022		145	140
0.125% due 01/15/2023		103	99
0.125% due 07/15/2024		1,002	951
0.250% due 01/15/2025		100	96
0.375% due 07/15/2025		100	97
0.625% due 01/15/2024		1,733	1,712
0.750% due 02/15/2045		2,807	2,444
1.250% due 07/15/2020		1,090	1,134
1.375% due 02/15/2044		1,326	1,348
1.625% due 01/15/2018		114	117
2.125% due 02/15/2040		206	242
2.125% due 02/15/2041		148	175
2.375% due 01/15/2025		4,655	5,290
2.500% due 07/15/2016		330	335
2.500% due 01/15/2029		1,329	1,574
U.S. Treasury Notes
1.625% due 04/30/2019 (i)(k)		1,900	1,911
1.875% due 10/31/2022		1,600	1,580
2.125% due 06/30/2022		700	704

Total U.S. Treasury Obligations (Cost $26,303)			25,815

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.2%
Grifonas Finance PLC
0.319% due 08/28/2039	EUR	54	43
Marche Mutui SRL
0.339% due 10/27/2065		22	24
0.342% due 02/25/2055		51	54
2.189% due 01/27/2064		104	115

Total Non-Agency Mortgage-Backed Securities (Cost $243)			236

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ASSET-BACKED SECURITIES 1.4%
Citigroup Mortgage Loan Trust 2006-NC1
0.552% due 08/25/2036		$811	$739
Countrywide Asset-Backed Certificates
0.652% due 05/25/2037		651	404
Lehman XS Trust
1.222% due 10/25/2035		80	75
Morgan Stanley ABS Capital, Inc. Trust
0.552% due 10/25/2036		300	232

Total Asset-Backed Securities (Cost $1,442)			1,450

SOVEREIGN ISSUES 8.0%
Athens Urban Transportation Organisation
4.851% due 09/19/2016	EUR	200	203
Brazil Letras do Tesouro Nacional
0.000% due 10/01/2016 (b)	BRL	4,400	997
0.000% due 01/01/2017 (b)		6,900	1,507
0.000% due 01/01/2019 (b)		700	112
Italy Buoni Poliennali Del Tesoro
2.100% due 09/15/2021 (c)	EUR	152	184
Mexico Government International Bond
4.000% due 11/15/2040 (c)	MXN	4,227	249
4.000% due 11/08/2046 (c)		1,196	71
4.500% due 12/04/2025 (c)		13,415	857
Republic of Germany
0.750% due 04/15/2018 (c)	EUR	106	119
Slovenia Government International Bond
5.850% due 05/10/2023		$200	228
United Kingdom Gilt
0.125% due 03/22/2024 (c)	GBP	2,248	3,516

Total Sovereign Issues (Cost $8,698)			8,043

		SHARES
COMMON STOCKS 9.0%

CONSUMER DISCRETIONARY 0.0%
SFX Entertainment, Inc. (a)		5,992	1

FINANCIALS 7.4%
Bank of America Corp.		46,209	778
Citigroup, Inc.		14,456	748
Fidelity & Guaranty Life (h)		7,182	182
Fifth Third Bancorp		37,961	763
JPMorgan Chase & Co.		11,867	784
M&T Bank Corp.		6,096	739
PartnerRe Ltd.		2,768	387
PNC Financial Services Group, Inc.		8,204	782
StanCorp Financial Group, Inc.		3,186	363
Symetra Financial Corp. (h)		12,199	387
U.S. Bancorp		17,743	757
Wells Fargo & Co.		14,166	770

			7,440

INDUSTRIALS 1.0%
Avolon Holdings Ltd. (a)		2,148	67
Precision Castparts Corp.		2,469	573
UTi Worldwide, Inc. (a)(h)		53,269	374

			1,014

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2015	15

Consolidated Schedule of Investments PIMCO Global Multi-Asset Managed Volatility Portfolio (Cont.)

	SHARES	MARKET VALUE (000S)
INFORMATION TECHNOLOGY 0.4%
Constant Contact, Inc. (a)(h)	4,872	$143
King Digital Entertainment PLC	13,937	249

		392

MATERIALS 0.2%
Airgas, Inc.	1,355	187

Total Common Stocks (Cost $8,845)		9,034

EXCHANGE-TRADED FUNDS 1.3%
iShares MSCI EAFE ETF	17,190	1,010
Vanguard FTSE Emerging Markets ETF	8,238	269

Total Exchange-Traded Funds (Cost $1,458)		1,279

REAL ESTATE INVESTMENT TRUSTS 1.9%

FINANCIALS 1.9%
American Capital Agency Corp. (h)	79,669	1,382
Annaly Capital Management, Inc.	61,000	572

Total Real Estate Investment Trusts (Cost $2,189)		1,954

SHORT-TERM INSTRUMENTS 5.5%

REPURCHASE AGREEMENTS (f) 0.8%
		771

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM NOTES 4.7%
Federal Home Loan Bank
0.137% due 01/19/2016 †	$2,300	$2,300
0.218% due 02/09/2016 †	300	300
0.254% due 01/15/2016 †	100	100
0.314% due 01/28/2016 †	100	100
0.385% due 02/01/2016 †	1,900	1,899

		4,699

Total Short-Term Instruments (Cost $5,470)		5,470

Total Investments in Securities (Cost $67,071)		65,333

	SHARES
INVESTMENTS IN AFFILIATES 32.4%

MUTUAL FUNDS (e) 27.0%
PIMCO Capital Securities and Financials Fund	102,354	1,005
PIMCO Emerging Markets Corporate Bond Fund	96,533	921
PIMCO Income Fund	1,155,245	13,551
PIMCO Mortgage Opportunities Fund	183,430	2,005
PIMCO StocksPLUS® Fund	1,014,764	8,636
PIMCO TRENDS Managed Futures Strategy Fund	105,564	970

Total Mutual Funds (Cost $29,118)		27,088

	SHARES	MARKET VALUE (000S)
EXCHANGE-TRADED FUNDS 1.3%
PIMCO Diversified Income Active Exchange-Traded Fund	15,200	$708
PIMCO Global Advantage® Inflation-Linked Bond Active Exchange-Traded Fund	15,900	637

Total Exchange-Traded Funds (Cost $1,525)		1,345

SHORT-TERM INSTRUMENTS 4.1%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 4.1%
PIMCO Short-Term Floating NAV Portfolio III	418,403	4,131

Total Short-Term Instruments (Cost $4,145)		4,131

Total Investments in Affiliates (Cost $34,788)		32,564

Total Investments 97.4% (Cost $101,859)		$97,897

Financial Derivative Instruments (g)(j) 0.8% (Cost or Premiums, net $151)		795

Other Assets and Liabilities, net 1.8%		1,822

Net Assets 100.0%		$100,514

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS AND UNITS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
†	All or a portion of this security is owned by PIMCO Cayman Commodity Portfolio IV, Ltd., which is a 100% owned subsidiary of the Portfolio.
(a)	Security did not produce income within the last twelve months.
(b)	Zero coupon bond.
(c)	Principal amount of security is adjusted for inflation.
(d)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(e)	Institutional Class Shares of each Fund.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(f)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.010% †	12/31/2015	01/04/2016	$771	Fannie Mae 2.140% - 2.170% due 10/17/2022 - 11/7/2022	$(795)	$771	$771

Total Repurchase Agreements						$(795)	$771	$771

(1)	Includes accrued interest.

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2015

As of December 31, 2015, there were no open reverse repurchase agreements or sale-buyback transactions. The average amount of borrowings outstanding during the period ended December 31, 2015 was $(5,269) at a weighted average interest rate of 0.243%.

SHORT SALES:

SHORT SALES ON U.S. GOVERNMENT AGENCIES*:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
Fannie Mae, TBA	3.500%	02/01/2046	$3,200	$(3,300)	$(3,294)
Fannie Mae, TBA	4.000	01/01/2046	3,000	(3,169)	(3,174)
Fannie Mae, TBA	4.500	02/01/2046	2,000	(2,151)	(2,156)

Total Short Sales				$(8,620)	$(8,624)

*	Short Sales shown are To-Be-Announced (“TBA”) securities which are not subject to collateral pledging under the terms of any master agreements.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of December 31, 2015:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (2)
PIMCO Global Multi-Asset Managed Volatility Portfolio
Global/Master Repurchase Agreement
SSB	$611	$0	$0	$611	$(628)	$(17)

PIMCO Cayman Commodity Portfolio IV, Ltd. (Subsidiary)
Global/Master Repurchase Agreement
SSB	160	0	0	160	(167)	(7)

Total Borrowings and Other Financing Transactions	$771	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. The Portfolio and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUNDS

Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Call - CBOE iShares MSCI Emerging Markets Index Fund	$ 34.500	03/18/2016	612	$ 35	$23

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOT U.S. Treasury 5-Year Note March Futures	$109.000	02/19/2016	41	$0	$0
Put - CBOT U.S. Treasury 10-Year Note March Futures	108.000	02/19/2016	118	1	2

				$1	$2

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Cost	Market Value
Call - CBOE S&P 500 Index	2,100.000	03/18/2016	10	$39	$27
Call - EUREX EURO STOXX 50 Index	3,250.000	01/15/2016	57	39	39

				$78	$66

Total Purchased Options				$114	$91

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2015	17

Consolidated Schedule of Investments PIMCO Global Multi-Asset Managed Volatility Portfolio (Cont.)

WRITTEN OPTIONS:

OPTIONS ON COMMODITY FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - NYMEX Natural Gas February Futures †	$1.900	01/26/2016	18	$(7)	$(4)
Call - NYMEX Natural Gas February Futures †	2.600	01/26/2016	18	(7)	(11)

				$(14)	$(15)

OPTIONS ON EXCHANGE-TRADED FUNDS

Description	Strike Price	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CBOE iShares MSCI Emerging Markets Index Fund	$ 30.000	03/18/2016	612	$(43)	$(36)

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CBOE S&P 500 Index	1,925.000	01/15/2016	5	$(7)	$(2)
Put - CBOE S&P 500 Index	1,900.000	01/29/2016	5	(13)	(4)
Put - CBOE S&P 500 Index	1,975.000	01/29/2016	5	(12)	(8)
Put - CBOE S&P 500 Index	1,900.000	03/18/2016	10	(37)	(26)
Call - EUREX EURO STOXX 50 Index	3,350.000	01/15/2016	57	(17)	(12)

				$(86)	$(52)

Total Written Options				$(143)	$(103)

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Brent Crude April Futures †	Long	02/2016	5	$5	$4	$0
Call Options Strike @ USD 99.250 on United Kingdom 90-Day LIBOR Sterling Interest Rate March Futures	Short	03/2016	61	4	0	0
E-mini S&P 500 Index March Futures	Long	03/2016	142	137	0	(136)
Euro STOXX 50 March Futures	Long	03/2016	209	15	0	(39)
Euro-Bobl March Futures	Long	03/2016	1	(1)	0	0
Euro-BTP Italy Government Bond March Futures	Short	03/2016	5	(6)	0	(4)
FTSE 100 Index March Futures	Long	03/2016	27	73	0	(22)
Gold 100 oz. February Futures †	Short	02/2016	9	13	0	(1)
Hang Seng China Enterprises Index January Futures	Long	01/2016	28	(43)	1	(24)
Henry Hub Natural Gas Swap December Futures †	Long	11/2016	2	0	0	0
Henry Hub Natural Gas Swap November Futures †	Long	10/2016	2	(1)	1	0
Nikkei Index 400 March Futures	Long	03/2016	347	(64)	7	0
Platinum April Futures †	Long	04/2016	18	11	23	0
Put Options Strike @ GBP 98.000 on United Kingdom 90-Day LIBOR Sterling December Futures	Short	12/2016	204	2	0	0
Put Options Strike @ GBP 98.500 on United Kingdom 90-Day LIBOR Sterling December Futures	Long	12/2016	204	(8)	1	0
Put Options Strike @ USD 98.625 on United Kingdom 90-Day LIBOR Sterling Interest Rate March Futures	Long	03/2016	61	5	2	0
Put Options Strike @ USD 98.625 on United Kingdom 90-Day LIBOR Sterling Interest Rate March Futures	Short	03/2016	61	(2)	0	(1)
U.S. Treasury 5-Year Note March Futures	Long	03/2016	206	(64)	29	0
U.S. Treasury 10-Year Note March Futures	Long	03/2016	93	(18)	31	0
U.S. Treasury Ultra Long-Term Bond March Futures	Long	03/2016	7	5	7	0
WTI Crude April Futures †	Short	03/2016	5	(8)	0	(3)

Total Futures Contracts				$55	$106	$(230)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount (2)	Market Value (3)	Unrealized (Depreciation)	Variation Margin
						Asset	Liability
CDX.HY-25 5-Year Index	5.000%	12/20/2020	$1,900	$27	$(1)	$3	$0
CDX.IG-25 5-Year Index	1.000	12/20/2020	13,900	81	(81)	2	0

				$108	$(82)	$5	$0

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2015

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Pay	3-Month USD-LIBOR	1.500%	12/16/2017	$	4,900	$36	$(12)	$1	$0
Receive	3-Month USD-LIBOR	2.250	12/16/2022		3,600	(77)	(106)	0	(12)
Pay	3-Month USD-LIBOR	2.250	12/16/2022		4,000	78	50	10	0
Receive	3-Month USD-LIBOR	3.000	09/16/2025		3,400	(42)	(32)	0	(7)
Receive	3-Month USD-LIBOR	2.800	10/28/2025		8,100	(26)	4	0	(17)
Receive	3-Month USD-LIBOR	2.500	12/16/2025		300	(9)	(14)	0	(1)
Receive	3-Month USD-LIBOR*	2.250	06/15/2026		10,700	44	59	0	(42)
Receive	3-Month USD-LIBOR	2.750	12/16/2045		3,900	(79)	(9)	0	(33)
Pay	3-Month USD-LIBOR	2.750	12/14/2046		100	0	0	1	0
Receive	6-Month EUR-EURIBOR	0.500	03/16/2021	EUR	3,100	(21)	(13)	0	0
Pay	6-Month EUR-EURIBOR*	1.000	03/16/2026		600	(3)	(5)	0	(1)
Receive	6-Month EUR-EURIBOR	1.500	03/16/2046		360	12	9	1	0
Receive	6-Month GBP-LIBOR	1.500	03/16/2018	GBP	6,600	(61)	13	3	0
Receive	6-Month GBP-LIBOR*	2.000	03/16/2026		1,820	9	(9)	10	0
Receive	6-Month GBP-LIBOR	2.250	03/16/2046		1,550	(45)	(34)	17	0
Receive	6-Month JPY-LIBOR	1.000	03/20/2024	JPY	140,000	(68)	(35)	0	0
Pay	28-Day MXN-TIIE	5.780	10/06/2022	MXN	5,200	(3)	0	1	0
Pay	28-Day MXN-TIIE	5.910	11/25/2022		3,600	(1)	(1)	0	0

						$(256)	$(135)	$44	$(113)

Total Swap Agreements						$(148)	$(217)	$49	$(113)

*	This security has a forward starting effected date. See Note 2a for further information.

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2015:

(h)	Securities with an aggregate market value of $1,294 have been pledged as collateral as of December 31, 2015 for equity short sales and equity options as governed by prime brokerage agreements and agreements governing listed equity option transactions.

(i)	Securities with an aggregate market value of $1,461 and cash of $1,986 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2015.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
PIMCO Global Multi-Asset Managed Volatility Portfolio (4)	$91	$78	$49	$218	$(88)	$(226)	$(113)	$(427)
PIMCO Cayman Commodity Portfolio IV, Ltd. (Subsidiary) (4)	0	28	0	28	(15)	(4)	0	(19)

Total Exchange-Traded or Centrally Cleared	$91	$106	$49	$246	$(103)	$(230)	$(113)	$(446)

(4)

The Portfolio and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2015	19

Consolidated Schedule of Investments PIMCO Global Multi-Asset Managed Volatility Portfolio (Cont.)

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
AZD	02/2016	IDR	567,448	$	41	$0	$0

BOA	01/2016	BRL	1,169		298	3	0
	01/2016	JPY	20,400		169	0	(1)
	01/2016	$	293	BRL	1,169	2	0
	02/2016	BRL	1,169	$	290	0	(2)
	02/2016	GBP	201		305	9	0
	02/2016	HKD	499		64	0	0
	02/2016	THB	1,160		32	0	0
	10/2016	BRL	1,600		406	37	0

BPS	01/2016		742		188	0	0
	01/2016	$	190	BRL	742	0	(3)
	01/2016		142	MYR	603	0	(2)
	10/2016	BRL	500	$	120	5	0
	01/2017		900		207	5	0

BRC	03/2016	$	61	PEN	209	0	0

CBK	01/2016	BRL	453	$	136	21	0
	01/2016	INR	16,634		250	0	0
	01/2016	$	116	BRL	453	0	(1)
	01/2016		102	TRY	301	1	0
	02/2016	EUR	262	$	288	3	0
	02/2016	$	41	COP	129,580	0	0
	02/2016		217	EUR	200	1	0
	02/2016		135	JPY	16,600	3	0
	02/2016		592	SEK	5,130	16	0
	10/2016	BRL	300	$	73	3	0

DUB	01/2016		5,998		1,531	15	0
	01/2016	INR	19,307		294	3	0
	01/2016	KRW	1,309,492		1,120	6	0
	01/2016	$	1,588	BRL	5,998	0	(72)
	01/2016		1,015	INR	67,711	6	0
	02/2016	AUD	169	$	122	0	(1)
	02/2016	CAD	136		102	4	0
	02/2016	$	1,388	BRL	5,494	0	(13)
	02/2016		2,093	CHF	2,090	0	(4)
	02/2016		152	DKK	1,070	4	0
	02/2016		376	HKD	2,914	0	0
	01/2017	BRL	1,100	$	254	7	0

FBF	01/2016	$	64	PEN	217	0	(1)
	03/2016	PEN	217	$	63	0	0

GLM	01/2016	BRL	51		14	1	0
	01/2016	JPY	38,600		316	0	(5)
	01/2016	PHP	5,229		111	0	0
	01/2016	$	13	BRL	51	0	0
	02/2016	EUR	658	$	717	1	0
	02/2016	$	41	SEK	357	1	0
	03/2016	MXN	23,495	$	1,370	14	0
	01/2017	BRL	2,600		608	23	0

HUS	01/2016	PEN	217		65	1	0
	01/2016	$	1,021	INR	68,274	8	0
	02/2016	COP	166,520	$	57	4	0
	02/2016	$	1,443	AUD	2,010	19	0
	02/2016		180	HKD	1,391	0	0
	02/2016		132	ILS	510	0	(1)
	02/2016		131	NOK	1,125	0	(4)

JPM	01/2016	CNH	3,289	$	508	9	0
	01/2016	KRW	580,275		500	7	0
	01/2016	$	481	JPY	59,000	9	0
	01/2016		102	PHP	4,826	1	0
	02/2016	CAD	29	$	22	1	0
	02/2016	EUR	375		399	0	(9)
	02/2016	GBP	288		437	12	0
	02/2016	JPY	59,000		482	0	(10)
	02/2016	$	133	AUD	190	5	0
	02/2016		998	CAD	1,390	7	0

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2015

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	02/2016	$	345	GBP	231	$0	$(5)
	02/2016		5,479	JPY	674,242	135	0
	04/2016	BRL	6,439	$	2,010	431	0
	10/2016		2,000		500	38	0
	01/2017		2,300		541	23	0

MSB	01/2016	$	59	RUB	4,196	0	(2)
	02/2016	CHF	36	$	36	0	0
	02/2016	$	2,047	CAD	2,726	0	(77)
	02/2016		60	EUR	55	0	0
	04/2016	RUB	4,196	$	58	2	0
	05/2016	ZAR	3,570		246	21	0

NAB	02/2016	$	2,255	EUR	2,088	16	0

SCX	01/2016	MYR	625	$	142	0	(3)
	01/2016	TRY	410		139	0	(1)
	02/2016	CHF	40		40	0	(1)
	02/2016	SGD	1,419		1,008	9	0
	02/2016	$	112	JPY	13,700	2	0
	05/2016		198	ZAR	2,938	0	(12)
	09/2016	CNH	1,845	$	280	6	0
	10/2016		6,934		1,062	36	0

SOG	01/2016	RUB	4,196		64	6	0

UAG	01/2016	$	508	INR	33,567	0	(2)
	02/2016	TWD	48,389	$	1,487	21	0
	02/2016	$	241	DKK	1,670	3	0
	10/2016	CNH	595	$	92	4	0

Total Forward Foreign Currency Contracts						$1,030	$(232)

PURCHASED OPTIONS:

BARRIER OPTIONS ON INDICES

Counterparty	Description	Barrier Value		Expiration Date	Notional Amount	Cost	Market Value
DUB	Put - OTC S&P 500 Index U&I @ 1,957.950	10Y USD CMS	2.6425	11/18/2016	$ 3	$76	$50

JPM	Put - OTC EURO STOXX 50 Index D&I @ 3,378.790	EURUSD	1.02	11/18/2016	EUR 2	75	35

						$151	$85

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Cost	Market Value
GLM	Put - OTC USD versus CNH	CNH	6.244	05/12/2016	$4,987	$23	$4

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Cost	Market Value
BOA	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	7.000%	11/16/2020	$2,800	$49	$10

CBK	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.500	04/11/2016	29,400	25	1
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.200	07/29/2016	1,000	43	0

FBF	Put - OTC 5-Year Interest Rate Swap*	3-Month USD-LIBOR	Receive	3.400	12/05/2016	700	5	3

GLM	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.950	01/05/2016	12,600	8	0
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.500	04/29/2016	12,000	10	1

JPM	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.500	08/24/2021	1,900	75	20

MYC	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.500	04/06/2016	5,700	5	0
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.000	06/23/2016	14,600	27	33
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.000	06/24/2016	14,500	26	33
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	7.000	11/16/2020	3,600	76	12
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.500	08/24/2021	500	21	5
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.683	12/11/2017	1,100	154	112

							$524	$230

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2015	21

Consolidated Schedule of Investments PIMCO Global Multi-Asset Managed Volatility Portfolio (Cont.)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount	Cost	Market Value
MYI	Call - OTC Fannie Mae 3.500% due 01/01/2046	$113.000	01/06/2016	$3,000	$0	$0

Total Purchased Options					$698	$319

*	This security has a forward starting effective date. See Note 2a for further information.

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
JPM	Put - OTC CDX.IG-25 5-Year Index	Sell	1.100%	01/20/2016	$	400	$(1)	$0
	Put - OTC CDX.IG-25 5-Year Index	Sell	1.100	02/17/2016		400	(1)	(1)
	Put - OTC CDX.IG-25 5-Year Index	Sell	1.200	02/17/2016		400	(1)	0

							$(3)	$(1)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Premiums (Received)	Market Value
DUB	Put - OTC USD versus BRL	BRL	3.700	01/14/2016	$1,100	$(19)	$(1)

FBF	Call - OTC USD versus BRL		4.000	03/17/2016	500	(21)	(24)

						$ (40)	$(25)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date (1)	Notional Amount		Premiums (Received)	Market Value
DUB	Cap - OTC CPURNSA Index	236.119	Maximum of [(Final Index/Initial Index - 1) - 3.000%] or 0	06/01/2016	$	200	$0	$0

GLM	Cap - OTC CPALEMU Index	117.930	Maximum of [(Final Index/Initial Index - 1) - 3.000%] or 0	06/22/2035	EUR	700	(32)	(18)

JPM	Cap - OTC CPURNSA Index	234.781	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	05/16/2024	$	100	(1)	0
	Cap - OTC YOY CPURNSA Index	233.707	Maximum of [(Final Index/Initial Index - 1) - 3.000%] or 0	01/18/2016		800	0	0
	Floor - OTC YOY CPURNSA Index	233.707	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	04/10/2020		800	0	4
	Floor - OTC YOY CPURNSA Index	234.810	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	03/24/2020		1,000	(11)	(13)

							$(44)	$(27)

(1)	YOY options may have a series of expirations.

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
FBF	Call - OTC 5-Year Interest Rate Swap (Effective 12/05/2021)	3-Month USD-LIBOR	Receive	2.400%	12/05/2016	$	700	$(6)	$(4)

GLM	Call - OTC 5-Year Interest Rate Swap (Effective 01/13/2021)	6-Month GBP-LIBOR	Receive	2.340	01/13/2016	GBP	4,000	(50)	(4)
	Call - OTC 5-Year Interest Rate Swap (Effective 02/22/2021)	3-Month USD-LIBOR	Receive	2.500	02/18/2016	$	6,700	(21)	(10)
	Call - OTC 5-Year Interest Rate Swap (Effective 03/16/2021)	3-Month USD-LIBOR	Receive	2.400	03/14/2016		5,200	(20)	(8)

JPM	Call - OTC 5-Year Interest Rate Swap (Effective 01/27/2021)	3-Month USD-LIBOR	Receive	2.500	01/25/2016		110	0	0

MYC	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.500	12/11/2017		4,600	(153)	(79)

NGF	Call - OTC 5-Year Interest Rate Swap (Effective 03/16/2021)	3-Month USD-LIBOR	Receive	2.400	03/14/2016		1,600	(6)	(2)

RYL	Call - OTC 5-Year Interest Rate Swap (Effective 01/27/2021)	3-Month USD-LIBOR	Receive	2.500	01/25/2016		2,590	(9)	(2)

								$(265)	$(109)

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2015

OPTIONS ON INDICES

Counterparty	Description	Strike Value	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC IBEX 35 Index	9,500.000	01/15/2016	EUR	0	$(14)	$(17)
	Put - OTC SGX Nifty 50 Index	7,450.000	01/28/2016	$	0	(8)	(2)

GST	Put - OTC Swiss Market Index	8,400.000	01/15/2016	CHF	0	(8)	(2)

						$(30)	$(21)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount	Premiums (Received)	Market Value
FBF	Put - OTC Fannie Mae 3.500% due 01/01/2046	$102.609	01/06/2016	$ 1,000	$(2)	$0

JPM	Call - OTC Fannie Mae 3.500% due 01/01/2046	103.531	01/06/2016	600	(2)	0

MYI	Call - OTC Fannie Mae 3.500% due 01/01/2046	103.516	01/06/2016	4,000	(9)	(2)

					$(13)	$(2)

Total Written Options					$(395)	$(185)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED DECEMBER 31, 2015:

	# of Contracts	Notional Amount in $	Notional Amount in AUD		Notional Amount in BRL		Notional Amount in EUR		Notional Amount in GBP		Notional Amount in HKD		Premiums
Balance at Beginning of Period	2,303	$10,160	AUD	0	BRL	0	EUR	2,114	GBP	0	HKD	0	$(1,202)
Sales	4,860	104,243		2,553		37		28,419		10,100		209	(2,215)
Closing Buys	(1,882)	(39,086)		(2,553)		(32)		(8,526)		(1,700)		0	1,416
Expirations	(4,539)	(29,977)		0		(5)		(13,317)		(400)		(209)	1,327
Exercised	(12)	(13,340)		0		0		(7,990)		(4,000)		0	136

Balance at End of Period	730	$32,000	AUD	0	BRL	0	EUR	700	GBP	4,000	HKD	0	$(538)

SWAP AGREEMENTS:

COMMODITY FORWARD SWAPS

Counterparty	Pay/Receive	Underlying Reference Commodity	Fixed Price Per Unit	Maturity Date	# of Units	Premiums Paid/(Received)	Unrealized Appreciation	Swap Agreements, at Value
								Asset	Liability
BPS	Pay	EURMARGIN 1Q16	$6.900	03/31/2016	7,800	$0	$3	$3	$0

MYC	Pay	EURMARGIN 1Q16	6.830	03/31/2016	5,700	0	2	2	0
	Receive	EURMARGIN CAL16	5.900	12/31/2016	48,000	0	29	29	0
	Receive	EURMARGIN CAL16	5.950	12/31/2016	48,000	0	26	26	0

						$0	$60	$60	$0

CREDIT DEFAULT SWAPS ON CORPORATE, SOVEREIGN AND U.S. MUNICIPAL ISSUES - SELL PROTECTION (2)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2015 (3)	Notional Amount (4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Volkswagen International Finance NV	1.000%	12/20/2016	1.169%	EUR	80	$(1)	$1	$0	$0

BPS	Freeport-McMoRan, Inc.	1.000	09/20/2020	12.721		$ 200	(34)	(38)	0	(72)

BRC	Italy Government International Bond	1.000	12/20/2016	0.255		200	(1)	3	2	0

CBK	California State General Obligation Bonds, Series 2003	1.000	12/20/2017	0.483		100	(2)	3	1	0
	Freeport-McMoRan, Inc.	1.000	09/20/2020	12.721		300	(49)	(58)	0	(107)
	Indonesia Government International Bond	1.000	12/20/2019	1.866		300	(7)	(3)	0	(10)

DUB	Indonesia Government International Bond	1.000	12/20/2019	1.866		500	(11)	(5)	0	(16)
	Italy Government International Bond	1.000	12/20/2016	0.255		200	(1)	3	2	0
	Spain Government International Bond	1.000	12/20/2016	0.274		200	0	1	1	0

MYC	Spain Government International Bond	1.000	12/20/2016	0.274		200	0	1	1	0

							$(106)	$(92)	$7	$(205)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2015	23

Consolidated Schedule of Investments PIMCO Global Multi-Asset Managed Volatility Portfolio (Cont.)

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign or U.S. municipal issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount			Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BOA	Pay	1-Month GBP-UKRPI	3.350%	08/15/2030		GBP	1,500	$(6)	$54	$48	$0
	Receive	3-Month USD-CPURNSA Index	1.730	08/26/2025	$		100	0	1	1	0

BPS	Receive	1-Year BRL-CDI	15.700	01/02/2017		BRL	35,400	(17)	(2)	0	(19)

CBK	Pay	1-Month GBP-UKRPI	3.190	04/15/2030		GBP	400	0	3	3	0
	Pay	1-Month GBP-UKRPI	3.350	05/15/2030			100	0	5	5	0
	Receive	3-Month EUR-EXT-CPI Index	0.305	09/15/2016		EUR	300	0	(1)	0	(1)

DUB	Receive	3-Month EUR-EXT-CPI Index	0.320	08/15/2017			1,600	0	3	3	0
	Receive	3-Month USD-CPURNSA Index	1.485	11/19/2016	$		3,600	0	(68)	0	(68)
	Receive	3-Month USD-CPURNSA Index	1.480	11/20/2016			900	0	(17)	0	(17)
	Receive	3-Month USD-CPURNSA Index	1.473	11/21/2016			700	0	(13)	0	(13)
	Pay	3-Month USD-CPURNSA Index	2.065	05/12/2025			2,000	0	42	42	0

FBF	Pay	1-Month GBP-UKRPI	3.353	05/15/2030		GBP	100	0	5	5	0

GLM	Pay	1-Month GBP-UKRPI	3.325	08/15/2030			1,000	(3)	28	25	0
	Pay	1-Month GBP-UKRPI	3.358	04/15/2035			100	0	1	1	0
	Receive	3-Month EUR-EXT-CPI Index	0.650	10/15/2018		EUR	100	0	0	0	0

JPM	Receive	3-Month EUR-EXT-CPI Index	0.320	09/15/2016			1,300	0	(3)	0	(3)

MYC	Pay	1-Month GBP-UKRPI	3.320	05/15/2030		GBP	300	0	11	11	0
	Pay	1-Month GBP-UKRPI	3.400	06/15/2030			2,800	9	135	144	0

RYL	Receive	3-Month USD-CPURNSA Index	1.550	11/05/2016	$		1,200	0	(24)	0	(24)

UAG	Receive	3-Month EUR-EXT-CPI Index	0.610	09/15/2018		EUR	100	0	0	0	0

								$(17)	$160	$288	$(145)

TOTAL RETURN SWAPS ON EQUITY AND INTEREST RATE INDICES

Counterparty	Pay/Receive (5)	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount			Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BOA	Receive	TPNBNK Index	1,338,899	1-Month USD-LIBOR plus a specified spread	05/18/2016		JPY	267,740	$77	$77	$0
	Receive	TWSE Index	4,000	3-Month USD-LIBOR plus a specified spread	01/20/2016		TWD	30,809	27	27	0

FBF	Receive	FSMI Index	240	1-Month CHF-LIBOR	03/18/2016		CHF	2,061	38	38	0
	Receive	IOS.FN.300.12 Index	N/A	0.000%	01/12/2043	$		922	1	1	0

JPM	Receive	EURO STOXX Banks Index	N/A	1-Month USD-LIBOR plus a specified spread	12/12/2016		EUR	1,372	(12)	0	(12)
	Receive	SPSIBK Index	1,974	1-Month USD-LIBOR plus a specified spread	10/31/2016	$		2,136	(137)	0	(137)

									$(6)	$143	$(149)

(5)

Receive represents that the Portfolio receives payments for any positive return on the underlying reference. The Portfolio makes payments for any negative return on such underlying reference. Pay represents that the Portfolio receives payments for any negative return on the underlying reference. The Portfolio makes payments for any positive return on such underlying reference.

24	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2015

VOLATILITY SWAPS

Counterparty	Pay/Receive Volatility	Reference Entity	Volatility Strike	Maturity Date	Notional Amount			Premiums Paid/(Received)	Unrealized Appreciation	Swap Agreements, at Value
										Asset	Liability
GST	Pay	GOLDLNPM Index (6)†	7.023%	07/29/2020	$		1,321	$0	$25	$25	$0

JPM	Pay	GOLDLNPM Index (6)†	9.000	07/24/2020			333	0	8	8	0

SOG	Pay	Nikkei 225 Index (6)	1.850	12/09/2016		JPY	230,660	0	10	10	0
	Pay	Nikkei 225 Index (6)	2.000	12/09/2016			474,991	0	21	21	0

								$0	$64	$64	$0

Total Swap Agreements								$(123)	$186	$562	$(499)

(6)	Variance Swap

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of December 31, 2015:

(k)	Securities with an aggregate market value of $45 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2015.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (7)
PIMCO Global Multi-Asset Managed Volatility Portfolio
BOA	$51	$10	$153	$214	$(3)	$(19)	$0	$(22)	$192	$0	$192
BPS	10	0	3	13	(5)	0	(91)	(96)	(83)	0	(83)
BRC	0	0	2	2	0	0	0	0	2	0	2
CBK	48	1	9	58	(1)	0	(118)	(119)	(61)	45	(16)
DUB	45	50	48	143	(90)	(1)	(114)	(205)	(62)	(130)	(192)
FBF	0	3	44	47	(1)	(28)	0	(29)	18	0	18
GLM	40	5	26	71	(5)	(40)	0	(45)	26	0	26
GST	0	0	0	0	0	(2)	0	(2)	(2)	0	(2)
HUS	32	0	0	32	(5)	0	0	(5)	27	0	27
JPM	678	55	0	733	(24)	(10)	(152)	(186)	547	(450)	97
MSB	23	0	0	23	(79)	0	0	(79)	(56)	0	(56)
MYC	0	195	213	408	0	(79)	0	(79)	329	(290)	39
MYI	0	0	0	0	0	(2)	0	(2)	(2)	0	(2)
NAB	16	0	0	16	0	0	0	0	16	0	16
NGF	0	0	0	0	0	(2)	0	(2)	(2)	0	(2)
RYL	0	0	0	0	0	(2)	(24)	(26)	(26)	0	(26)
SCX	53	0	0	53	(17)	0	0	(17)	36	0	36
SOG	6	0	31	37	0	0	0	0	37	0	37
UAG	28	0	0	28	(2)	0	0	(2)	26	0	26

PIMCO Cayman Commodity Portfolio IV, Ltd. (Subsidiary)
GST	0	0	25	25	0	0	0	0	25	0	25
JPM	0	0	8	8	0	0	0	0	8	0	8

Total Over the Counter	$1,030	$319	$562	$1,911	$(232)	$(185)	$(499)	$(916)

(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same master agreement with the same legal entity. The Portfolio and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting agreements.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2015	25

Consolidated Schedule of Investments PIMCO Global Multi-Asset Managed Volatility Portfolio (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Consolidated Statement of Assets and Liabilities as of December 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$89	$0	$2	$91
Futures	28	0	8	0	70	106
Swap Agreements	0	5	0	0	44	49

	$28	$5	$97	$0	$116	$246

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,030	$0	$1,030
Purchased Options	0	0	85	4	230	319
Swap Agreements	93	7	173	0	289	562

	$93	$7	$258	$1,034	$519	$1,911

	$121	$12	$355	$1,034	$635	$2,157

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$15	$0	$88	$0	$0	$103
Futures	26	0	199	0	5	230
Swap Agreements	0	0	0	0	113	113

	$41	$0	$287	$0	$118	$446

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$232	$0	$232
Written Options	0	1	21	25	138	185
Swap Agreements	0	205	149	0	145	499

	$0	$206	$170	$257	$283	$916

	$41	$206	$457	$257	$401	$1,362

The effect of Financial Derivative Instruments on the Consolidated Statement of Operations for the period ended December 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$(14)	$0	$(878)	$0	$(9)	$(901)
Written Options	84	0	684	0	24	792
Futures	184	0	(892)	0	(462)	(1,170)
Swap Agreements	0	54	0	0	(999)	(945)

	$254	$54	$(1,086)	$0	$(1,446)	$(2,224)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$479	$0	$479
Purchased Options	0	0	338	(25)	(41)	272
Written Options	(25)	14	331	71	179	570
Swap Agreements	(101)	27	(557)	(2)	152	(481)

	$(126)	$41	$112	$523	$290	$840

	$128	$95	$(974)	$523	$(1,156)	$(1,384)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$559	$0	$1	$560
Written Options	9	0	(298)	0	0	(289)
Futures	223	0	(343)	0	(168)	(288)
Swap Agreements	0	(75)	0	0	476	401

	$232	$(75)	$(82)	$0	$309	$384

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$366	$0	$366
Purchased Options	0	0	(104)	(20)	(96)	(220)
Written Options	0	0	(60)	22	135	97
Swap Agreements	94	(120)	122	0	281	377

	$94	$(120)	$(42)	$368	$320	$620

	$326	$(195)	$(124)	$368	$629	$1,004

26	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2015

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2015 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2015
Investments in Securities, at Value
Bank Loan Obligations	$0	$385	$0	$385
Corporate Bonds & Notes
Banking & Finance	0	10,333	0	10,333
Industrials	0	528	0	528
Utilities	0	507	0	507
U.S. Government Agencies	0	299	0	299
U.S. Treasury Obligations	0	25,815	0	25,815
Non-Agency Mortgage-Backed Securities	0	236	0	236
Asset-Backed Securities	0	1,450	0	1,450
Sovereign Issues	0	8,043	0	8,043
Common Stocks
Consumer Discretionary	1	0	0	1
Financials	7,440	0	0	7,440
Industrials	1,014	0	0	1,014
Information Technology	392	0	0	392
Materials	187	0	0	187
Exchange-Traded Funds	1,279	0	0	1,279
Real Estate Investment Trusts
Financials	1,954	0	0	1,954
Short-Term Instruments
Repurchase Agreements	0	771	0	771
Short-Term Notes	0	4,699	0	4,699
	$12,267	$53,066	$0	$65,333

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2015
Investments in Affiliates, at Value
Mutual Funds	$27,088	$0	$0	$27,088
Exchange-Traded Funds	1,345	0	0	1,345
Short-Term Instruments
Central Funds Used for Cash Management Purposes	4,131	0	0	4,131
	$32,564	$0	$0	$32,564

Total Investments	$44,831	$53,066	$0	$97,897

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(8,624)	$0	$(8,624)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	106	140	0	246
Over the counter	0	1,795	116	1,911
	$106	$1,935	$116	$2,157

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(245)	(201)	0	(446)
Over the counter	0	(916)	0	(916)
	$(245)	$(1,117)	$0	$(1,362)

Totals	$44,692	$45,260	$116	$90,068

There were no significant transfers between Levels 1, 2, or 3 during the period ended December 31, 2015.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2015	27

Notes to Financial Statements

1. ORGANIZATION

The PIMCO Global Multi-Asset Managed Volatility Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers two classes of shares: Administrative and Advisor. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

The Portfolio seeks to achieve its investment objective by investing under normal circumstances in a combination of affiliated and unaffiliated funds, which may or may not be registered under the Act, equity securities, fixed income instruments, forwards and derivatives. The Portfolio may invest in Institutional Class or Class M shares of any funds of the PIMCO Funds and PIMCO Equity Series, affiliated open-end investment companies, except funds of funds (“Underlying PIMCO Funds”), and may also invest in other affiliated funds, including funds of PIMCO ETF Trust, and unaffiliated funds, which may or may not be registered under the 1940 Act (collectively, “Acquired Funds”). The Portfolio will invest in such funds, securities, instruments and other investments to the extent permitted under the Act, or any exemptive relief therefrom. The Portfolio will invest either directly or indirectly (through a fund) in instruments that are economically tied to at least three countries (one of which may be the United States).

The Portfolio seeks concurrent exposure to a broad spectrum of asset classes and other investments. The Portfolio will typically invest 50% to 70%, and under normal circumstances will invest a minimum of 20%, of its total assets in equity-related investments (including investment in common stock, preferred securities, equity securities of real estate investment trusts and/or investment in the Domestic Equity-Related Underlying PIMCO Funds, the International Equity-Related Underlying PIMCO Funds and the PIMCO RealEstateRealReturn Strategy Fund, an Underlying PIMCO Fund, each as more fully described in the “Description of the Underlying PIMCO Funds” in the Portfolio’s prospectus, and in other equity-related Acquired Funds as defined under Important Information About the Portfolio). The Portfolio may invest up to 5% of its total assets in real estate investment trusts. With respect to its direct or indirect (through a fund) investments in equity securities, there is no limitation on the market capitalization range of the issuers in which the Portfolio may invest. The Portfolio may invest up to 25% of its total assets in commodity-related investments (including investment in the PIMCO Cayman Commodity Portfolio IV,

Ltd., a wholly-owned subsidiary of the Portfolio organized under the laws of the Cayman Islands (the “GMAMV Subsidiary”), PIMCO CommoditiesPLUS® Strategy Fund and PIMCO CommodityRealReturn Strategy Fund®, Underlying PIMCO Funds). The GMAMV Subsidiary is advised by PIMCO and primarily invests in commodity-linked derivative instruments backed by a portfolio of fixed income instruments. The GMAMV Subsidiary (unlike the Portfolio) may invest without limitation in commodity-linked swap agreements and other commodity-linked derivative instruments. The Portfolio may invest up to 5% of its total assets in the GMAMV Subsidiary.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Consolidated Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Consolidated Statement of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Consolidated Statement of

28	PIMCO VARIABLE INSURANCE TRUST

December 31, 2015

Operations. Income or short-term capital gain distributions received from registered investment companies are recorded as dividend income. Long-term capital gain distributions received from registered investment companies are recorded as realized gains.

(b) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Consolidated Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract (see Financial Derivative Instruments, if any). Realized foreign exchange gains or losses arising from sales of spot foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Consolidated Statement of Operations. Net unrealized foreign exchange gains and losses arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Consolidated Statement of Operations.

(c) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Portfolio’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of transactions that may cause character differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the Consolidated Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed (overdistributed) net realized gains (losses) and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) New Accounting Pronouncements  In June 2014, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2014-11, that expanded secured borrowing accounting for certain repurchase agreements. The ASU also sets forth additional disclosure requirements for certain transactions accounted for as sales in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. The ASU became effective prospectively for annual periods beginning after December 15, 2014, and interim periods beginning after March 15, 2015. The Portfolio has adopted the ASU. The financial statements have been modified to provide enhanced disclosures surrounding secured borrowing transactions, if any. See the Notes to Schedule of Investments for additional details.

In August 2014, the FASB issued ASU 2014-15 requiring management to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the entity’s ability to continue as a going concern. The ASU is effective prospectively for annual periods ending after December 15, 2016, and interim periods

ANNUAL REPORT	DECEMBER 31, 2015	29

Notes to Financial Statements (Cont.)

thereafter. At this time, management is evaluating the implications of these changes on the financial statements.

In May 2015, the FASB issued ASU 2015-07 which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the NAV per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of the Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets attributable to the Portfolio or class, less any liabilities, by the total number of shares outstanding of the Portfolio or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Portfolio reserves the right to change the time its NAV is calculated if the Portfolio closes earlier, or as permitted by the SEC.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange- traded options, except equity options, futures and options on futures, are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services or other pricing sources. With respect to any portion of the Portfolio’s assets that are invested in one or more open-end management investment companies (other than exchange-traded funds (“ETFs”)), a Portfolio’s NAV will be calculated based upon the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. Foreign (non-U.S.) exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered

30	PIMCO VARIABLE INSURANCE TRUST

December 31, 2015

may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board (“Valuation Oversight Committee”), generally based on recommendations provided by the Adviser. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When a Portfolio uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1 — Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if material, are disclosed in the Notes to Consolidated Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for

ANNUAL REPORT	DECEMBER 31, 2015	31

Notes to Financial Statements (Cont.)

reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers in and out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Consolidated Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemption where the inputs to the NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Prior to July 31, 2015, short-term investments having a maturity of 60 days or less and repurchase agreements were generally valued at amortized cost which approximates fair value. Short-term debt instruments having a remaining maturity of 60 days or less are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. Other than swap agreements, which are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services or other pricing sources, these contracts are normally

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valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange (if available). For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

The validity of the fair value is reviewed by the Adviser on a periodic basis and may be amended in accordance with the Trust’s valuation procedures.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Portfolio invests under normal circumstances substantially all of its assets in Institutional Class or, as applicable, Class M shares of any funds of the PIMCO Funds and PIMCO Equity Series, affiliated open-end investment companies, except funds of funds, and shares of any actively-managed funds of the PIMCO ETF Trust, an affiliated investment company. The Underlying PIMCO Funds are considered to be affiliated with the Portfolio. The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in these affiliated Funds for the period ended December 31, 2015 (amounts in thousands†):

Underlying PIMCO Funds	Market Value 12/31/2014	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2015	Dividend Income (1)	Realized Net Capital Gain Distributions (1)
PIMCO Capital Securities and Financials Fund	$0	$1,023	$0	$0	$(18)	$1,005	$23	$0
PIMCO Diversified Income Active Exchange-Traded Fund	745	0	0	0	(37)	708	37	0
PIMCO Emerging Markets Corporate Bond Fund	1,422	54	(460)	(51)	(44)	921	54	0
PIMCO EqS® Emerging Markets Fund**	1,216	0	(1,280)	113	(49)	0	0	0
PIMCO EqS Pathfinder Fund®**	2,480	300	(3,018)	(484)	722	0	0	0
PIMCO Global Advantage® Inflation-Linked Bond Active Exchange-Traded Fund	728	0	0	0	(91)	637	10	0
PIMCO Income Fund	13,204	1,022	0	0	(675)	13,551	1,010	12
PIMCO Mortgage Opportunities Fund	2,445	84	(500)	6	(30)	2,005	84	0
PIMCO Short-Term Floating NAV Portfolio*	14	0	(14)	0	0	0	0	0
PIMCO Short-Term Floating NAV Portfolio III	3,416	76,625	(75,900)	(7)	(3)	4,131	25	0
PIMCO StocksPLUS® Fund	8,293	1,201	0	0	(858)	8,636	163	697
PIMCO TRENDS Managed Futures Strategy Fund	4,669	176	(3,413)	(48)	(414)	970	173	4
PIMCO Total Return Fund	0	0	0	0	0	0	0	0
PIMCO Unconstrained Bond Fund	3,407	7	(3,435)	(43)	64	0	7	0
Totals	$42,039	$80,492	$(88,020)	$(514)	$(1,433)	$32,564	$1,586	$713

(1)	A portion of this may be recharacterized to return of capital and reflected as such on tax forms mailed to shareholders on or about January 31st following each calendar year.
†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	Effective July 1, 2015, the Portfolio was liquidated.
**	Effective July 14, 2015, the Portfolio was liquidated.

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Notes to Financial Statements (Cont.)

(b) Investments in Securities

Delayed-Delivery Transactions  The Portfolio may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Portfolio will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain or loss. When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

Exchange-Traded Funds  The Portfolio may invest in ETFs, which typically are index-based investment companies that hold substantially all of their assets in securities representing their specific index, but may also be actively-managed investment companies. Shares of ETFs trade throughout the day on an exchange and represent an investment in a portfolio of securities and other assets. As a shareholder of another investment company, the Portfolio would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Portfolio bears directly in connection with its own operations. Investments in ETFs entail certain risks; in particular, investments in index ETFs involve the risk that the ETF’s performance may not track the performance of the index the ETF is designed to track.

Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Consolidated Statement of Operations, even though investors do not receive their principal until maturity.

Loan Participations, Assignments and Originations  The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by a Portfolio.

A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments from lenders it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Portfolio may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Portfolio may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Portfolio may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Consolidated Statement of Operations. As of December 31, 2015, the Portfolio had no unfunded loan commitments outstanding.

Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions,

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mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

The Portfolio may engage in strategies where it seeks to extend the expiration or maturity of a position, such as a To Be Announced (“TBA”) security on an underlying asset, by closing out the position before expiration and opening a new position with respect to the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Consolidated Statement of Assets and Liabilities as an asset or liability, respectively.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location of these instruments is described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, including accrued interest, are included on the Consolidated Statement of Assets and Liabilities.

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Notes to Financial Statements (Cont.)

Interest earned is recorded as a component of interest income on the Consolidated Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for the receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Consolidated Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Consolidated Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  The Portfolio may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Consolidated Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Consolidated Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Consolidated Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the

Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  The Portfolio may enter into short sales transactions. A short sale is a transaction in which the Portfolio sells securities it may not own in anticipation of a decline in the fair value of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Consolidated Statement of Assets and Liabilities. The Portfolio is obligated to deliver securities at the trade price at the time the short position is covered. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Consolidated Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Consolidated Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Consolidated Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Consolidated Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  The Portfolio may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Consolidated Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk

36	PIMCO VARIABLE INSURANCE TRUST

December 31, 2015

if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“Futures Variation Margin”). Gains or losses are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities.

(c) Options Contracts  The Portfolio may write or purchase options to enhance returns or to hedge an existing position or future investment. The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Consolidated Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio, as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Consolidated Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed.

Barrier Options  The Portfolio may write or purchase a variety of options with non-standard payout structures or other features (“Barrier Options”). Barrier Options are generally traded OTC. The Portfolio may invest in various types of Barrier Options including down-and-in, and up-and-in options. Down-and-in, and up-and-in options are similar to standard options, except that the option expires worthless to the purchaser of the option if the price of the underlying instrument does, or does not reach a specific barrier price level prior to the option’s expiration date.

Inflation-Capped Options  The Portfolio may write or purchase inflation-capped options to enhance returns or for hedging opportunities. The purpose of purchasing inflation-capped options is to protect the Portfolio from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Options on Exchange-Traded Futures Contracts  The Portfolio may write or purchase options on exchange-traded futures contracts (“Futures Option”) to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Commodity Futures Contracts  The Portfolio may write or purchase options on commodity futures contracts (“Commodity Option”). The underlying instrument for the Commodity Option is not the commodity itself, but rather a futures contract for that commodity. The exercise of a Commodity Option will not include physical delivery of the underlying commodity but will result in a cash transfer amount of the difference between the current market value of the underlying futures contract and the strike price. For an option that is in-the-money, the Portfolio will normally offset its position rather than exercise the option to retain any remaining time value.

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Notes to Financial Statements (Cont.)

Credit Default Swaptions  The Portfolio may write or purchase credit default swaptions to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection to a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Interest Rate Swaptions  The Portfolio may write or purchase interest rate swaptions which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Foreign Currency Options  The Portfolio may write or purchase foreign currency options. Purchasing foreign currency options gives the Portfolio the right, but not the obligation to buy or sell the currency with specified amounts of currency and a rate of exchange that may be exercised by a certain date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Options on Indices  The Portfolio may write or purchase options on indices (“Index Option”). An Index Option uses a specified index as the underlying instrument for the option contract. The exercise for an Index Option will not include physical delivery of the underlying index but will result in a cash transfer of the amount of the difference between the settlement price of the underlying index and the strike price.

Options on Securities  The Portfolio may write or purchase options on securities. An option uses a specified security as the underlying instrument for the option contract. The Portfolio may write or purchase options to enhance returns or to hedge an existing position or future investment.

Options on Exchange-Traded Funds  The Portfolio may write or purchase options on exchange-traded funds (“ETF Option”). An ETF Option uses a specified exchange-traded fund as the underlying instrument for the option contract. The Portfolio may write or purchase options to enhance returns or to hedge an existing position or future investment.

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are included within centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Consolidated Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gains or losses on the Consolidated Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Consolidated Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Consolidated Statement of Operations.

For purposes of applying the Portfolio’s investment policies and restrictions, swap agreements are generally valued by the Portfolio at market value. In the case of a credit default swap (see below), however, in applying certain of the Portfolio’s investment policies and restrictions, the Portfolio will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions. For example, the Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines (if any) because such value reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities

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or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Commodity Forward Swap Agreements  The Portfolio may invest in commodity forward swap agreements (“Commodity Forwards”) to gain or mitigate exposure to the underlying referenced commodity. Commodity Forwards involve commitments between two parties where cash flows are exchanged at a future date based on the difference between a fixed and variable price with respect to the number of units of the commodity. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the fixed and variable price of the underlying commodity multiplied by the number of units. To the extent the difference between the fixed and variable price of the underlying referenced commodity exceeds or falls short of the offsetting payment obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

Credit Default Swap Agreements  A Portfolio may use credit default swaps on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event.

As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name

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Notes to Financial Statements (Cont.)

has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Consolidated Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Consolidated Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  The Portfolio may enter into total return swap agreements to gain or mitigate exposure to the underlying reference. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference asset, which may include an underlying equity, index, or bond, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Portfolio would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, the Portfolio would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

Volatility Swap Agreements  The Portfolio also may enter into forward volatility agreements, also known as volatility swaps. In a volatility swap, the counterparties agree to make payments in connection with changes in the volatility (i.e., the magnitude of change over a specified period of time) of an underlying referenced instrument, such as a currency, rate, index, security or other financial instrument. Volatility swaps permit the parties to attempt to hedge volatility risk and/or take positions on the projected future volatility of an underlying referenced instrument. For example, the Portfolio may enter into a volatility swap in order to take the position that the referenced instrument’s volatility will increase over a particular period of time. If the referenced instrument’s volatility does increase over the specified time, the Portfolio will receive payment from its counterparty based upon the

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amount by which the referenced instrument’s realized volatility level exceeds a volatility level agreed upon by the parties. If the referenced instrument’s volatility does not increase over the specified time, the Portfolio will make a payment to the counterparty based upon the amount by which the referenced instrument’s realized volatility level falls below the volatility level agreed upon by the parties. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price volatility of the referenced instrument and the strike multiplied by the notional amount. As a receiver of the realized price volatility, the Portfolio would receive the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would owe the payoff amount when the volatility is less than the strike. As a payer of the realized price volatility, the Portfolio would owe the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would receive the payoff amount when the volatility is less than the strike. Payments on a volatility swap will be greater if they are based upon the mathematical square of volatility (i.e., the measured volatility multiplied by itself, which is referred to as “variance”). This type of volatility swap is frequently referred to as a variance swap.

7. PRINCIPAL RISKS

In the normal course of business, the Portfolio (or Acquired Funds) trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Investments in Mutual Funds  To the extent that the Portfolio invests substantially all of its assets in Acquired Funds, the risks associated with investing in the Portfolio will be closely related to the risks associated with the securities and other investments held by the Acquired Funds. The ability of the Portfolio to achieve its investment objective may depend upon the ability of the Acquired Funds to achieve their respective investment objectives. There can be no assurance that the investment objective of any Acquired Fund will be achieved. The NAV of the Portfolio will fluctuate in response to changes in the respective NAV of the Acquired Funds in which it invests. The extent to which the investment performance and risks associated with the Portfolio correlate to those of a particular Acquired Fund will depend upon the extent to which the assets of the Portfolio are allocated from time to time for investment in the Acquired Funds, which will vary. Investing in Acquired Funds involves certain additional expenses and tax results that would not be present in a direct investment in the Acquired Funds.

The Portfolio’s investment performance depends upon how its assets are allocated and reallocated according to the Portfolio’s asset allocation targets and ranges. A principal risk of investing in the Portfolio is that the Portfolio’s investment adviser will make less than optimal or poor asset allocation decisions. The investment adviser attempts to identify investment allocations for the Acquired Funds that will provide consistent, quality performance for the Portfolio, but there is no guarantee that such allocation techniques will produce the desired results.

Market Risks  The Portfolio’s (or Acquired Funds’) investments in financial derivatives instruments and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio (or Acquired Funds) is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Portfolio may lose money if these changes are not anticipated by the Portfolio’s management. The Portfolio (or Acquired Funds) may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Duration is a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. Convexity is an additional measure of interest rate sensitivity that measures the rate of change of duration in response to changes in interest rates. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). At present, the U.S. is experiencing historically low interest rates. The Portfolio may be subject to heightened interest rate risk because the Fed has ended its quantitative easing program and has begun, and may continue, to raise interest rates. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause the Portfolio (or Acquired Funds) to lose value. If the Portfolio (or Acquired Funds) lost enough value, the Portfolio (or Acquired Funds) could face increased redemptions by shareholders, which could further impair its performance.

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Notes to Financial Statements (Cont.)

To the extent that the Portfolio (or Acquired Fund) may invest in securities and instruments that are economically tied to Russia, the Portfolio (or Acquired Fund) is subject to various risks such as, but not limited to political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, and unpredictable taxation. Investments in Russia are particularly subject to the risk that further economic sanctions may be imposed by the United States and/or other countries. Such sanctions — which may impact companies in many sectors, including energy, financial services and defense, among others — may negatively impact the Portfolio’s (or Acquired Fund’s) performance and/or ability to achieve its investment objective. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, difficulties in obtaining accurate prices, a smaller market capitalization and a smaller number of traded securities. Settlement, clearing and registration of securities transactions are subject to risks, which may result in significant delays or problems in registering the transfer of securities, including issues with foreign nominee accounts held with custodian banks. It is possible that the ownership rights of the Portfolio (or Acquired Fund) could be lost through fraud or negligence. In addition, it may be difficult for the Portfolio (or Acquired Fund) to enforce any rights it may have in the event of loss of share registration. Adverse currency exchange rates are a risk and there may be a lack of available currency hedging instruments. Investments in Russia may be subject to the risk of nationalization or expropriation of assets. Oil, natural gas, metals, and timber account for a significant portion of Russia’s exports, leaving the country vulnerable to swings in world prices.

If the Portfolio (or Acquired Funds) invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivative instruments that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio (or Acquired Funds), or, in the case of hedging positions, that the Portfolio’s (or Acquired Funds’) base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s (or Acquired Funds’) investments in foreign currency-denominated securities may reduce the returns of the Portfolio (or Acquired Funds).

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Portfolio (or Acquired Funds) will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Portfolio (or Acquired Funds) minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges, where applicable. For financial derivative instruments traded on exchanges or clearinghouses, the primary credit risk is the creditworthiness of the Portfolio’s clearing broker or the exchange or clearinghouse itself. The Portfolio (or Acquired Funds) could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivative instruments contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities and financial derivative instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings.

Similar to credit risk, the Portfolio (or Acquired Funds) may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio (or Acquired Funds) has unsettled or open transactions will default. PIMCO, as the Adviser, minimizes counterparty risks to the Portfolio (or Acquired Funds) through a number of ways. Prior to entering into transactions with a new counterparty, the PIMCO Counterparty Risk Committee conducts an extensive credit review of such counterparty and must approve the use of such counterparty. Furthermore, pursuant to the terms of the underlying contract, to the extent that unpaid amounts owed to the Portfolio (or Acquired Funds) exceed a predetermined threshold, such counterparty shall advance collateral to the Portfolio (or Acquired Funds) in the form of cash or securities equal in value to the unpaid amount owed to the Portfolio (or Acquired Funds). The Portfolio (or Acquired Funds) may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio (or Acquired Funds) subsequently decreases, the Portfolio (or Acquired

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Funds) would be required to return to the counterparty all or a portion of the collateral previously advanced.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio (or Acquired Funds) has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Consolidated Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Consolidated Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Consolidated Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Consolidated Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared over the counter (“OTC”) derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk is significantly reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of an FCM default scenario further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Consolidated Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add

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Notes to Financial Statements (Cont.)

counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

8. BASIS FOR CONSOLIDATION

The GMAMV Subsidiary, a Cayman Islands exempted company, was incorporated as a wholly owned subsidiary acting as an investment vehicle for the Portfolio in order to effect certain investments for the Portfolio consistent with the Portfolio’s investment objectives and policies as specified in its prospectus and statement of additional information. The Portfolio’s investment portfolio has been consolidated and includes the portfolio holdings of the Portfolio and the GMAMV Subsidiary. The consolidated financial statements include the accounts of the Portfolio and the GMAMV Subsidiary. All inter-company transactions and balances have been eliminated. A subscription agreement was entered into between the Portfolio and the GMAMV Subsidiary, comprising the entire issued share capital of the GMAMV Subsidiary, with the intent that the Portfolio will remain the sole shareholder and retain all rights. Under the Memorandum and Articles of Association, shares issued by the GMAMV Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the GMAMV Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the GMAMV Subsidiary. See the table below for details regarding the structure, incorporation and relationship as of period end of the GMAMV Subsidiary to the Portfolio (amounts in thousands).

Date of Incorporation	02/24/2012
Subscription Agreement	03/29/2012
Consolidated Portfolio Net Assets	$100,514
Subsidiary % of Portfolio Net Assets	5.1%
Subsidiary Financial Statement Information
Total assets	$5,123
Total liabilities	22
Net assets	$5,101
Total income	9
Net investment income (loss)	(32)
Net realized gain (loss)	144
Net change in unrealized appreciation (depreciation)	89
Increase (decrease) in net assets resulting from operations	$201

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset

Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 1.00%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.05%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel

44	PIMCO VARIABLE INSURANCE TRUST

December 31, 2015

retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $35,000, plus $3,600 for each Board meeting attended in person, $750 for each committee meeting attended and $750 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $5,000, the valuation oversight committee lead receives an additional annual retainer of $3,250 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads) and the governance committee chair receives an additional annual retainer of $1,500.

These expenses are allocated on a pro rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio, which does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  PIMCO has contractually agreed, through May 1, 2013, to reduce total annual portfolio operating expenses for the Portfolio by waiving a portion of its Supervisory and Administrative Fee or reimbursing the Portfolio, to the extent that they would exceed, due to the payment of organizational expenses and pro rata Trustees’ Fees, the sum of such Portfolio’s Investment Advisory Fee, service fees, Supervisory and Administrative Fees and other expenses borne by the Portfolio not covered by the Supervisory and Administrative Fee as described above (other than organizational expenses and pro rata Trustees’ Fees), plus 0.49 basis points. PIMCO may recoup these waivers and reimbursements for a period not exceeding three years, provided that total expenses, including such recoupment, do not exceed the annual expense limit. As of December 31, 2015, the remaining recoverable amount to PIMCO was $4,161.

(f) Acquired Fund Fees and Expenses  The Acquired Fund Fees and Expenses for the Portfolio are based upon an allocation of the Portfolio’s assets among the Acquired Funds, which includes the total annual operating expenses of the Institutional Class shares or, as applicable, Class M shares of the Underlying PIMCO Funds and other funds. Acquired Fund Expenses for the Funds will vary with changes in the expenses of the Acquired Funds, as well as the allocation of the Portfolio’s assets.

PIMCO has contractually agreed, through May 1, 2016, to waive, first, the Investment Advisory Fee and, second, the Supervisory and Administrative Fee it receives from the Portfolio in an amount equal to the expenses attributable to Investment Advisory Fees and Supervisory and Administrative Fees of Underlying PIMCO Funds indirectly incurred by the Portfolio in connection with its investments in Underlying PIMCO Funds, to the extent the Portfolio’s Investment Advisory Fees and Supervisory and Administrative Fees are greater than or equal to the Investment Advisory Fees and Supervisory and Administrative Fees of the Underlying PIMCO Funds. The waiver is reflected on the Consolidated Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended December 31, 2015, the amount was $200,903.

The GMAMV Subsidiary has entered into a separate contract with PIMCO for the management of the GMAMV Subsidiary’s portfolio pursuant to which the GMAMV Subsidiary pays PIMCO a management fee and administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. PIMCO has contractually agreed to waive the Investment Advisory Fee and the Supervisory and Administrative Fee it receives from the Portfolio in an amount equal to the management fee and administrative services fee, respectively, paid to PIMCO by the GMAMV Subsidiary. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the GMAMV Subsidiary is in place. The waiver is reflected on the Consolidated Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended December 31, 2015, the amount was $40,210.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 9 and the accrued related party fee amounts are disclosed on the Consolidated Statement of Assets and Liabilities.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made

ANNUAL REPORT	DECEMBER 31, 2015	45

Notes to Financial Statements (Cont.)

against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The transaction costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2015, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$314,949	$311,414	$58,149	$52,403

13. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2015		Year Ended 12/31/2014
	Shares	Amount	Shares	Amount

Receipts for shares sold
Administrative Class	1,760	$17,190	1,872	$17,954
Advisor Class	74	717	33	326
Issued as reinvestment of distributions
Administrative Class	149	1,386	302	2,891
Advisor Class	1	14	1	9
Cost of shares redeemed
Administrative Class	(698)	(6,807)	(885)	(8,426)
Advisor Class	(1)	(13)	(1)	(9)
Net increase (decrease) resulting from Portfolio share transactions	1,285	$12,487	1,322	$12,745

As of December 31, 2015, two shareholders each owned 10% or more of the Portfolio’s total outstanding shares comprising 99% of the Portfolio, and each of the two shareholders are related parties of the Portfolio. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

14. REGULATORY AND LITIGATION MATTERS

The Portfolio is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

PIMCO has received a Wells Notice from the staff of the U.S. Securities and Exchange Commission (“SEC”) that relates to the PIMCO Total Return Active Exchange-Traded Fund (“BOND”), a series of PIMCO ETF Trust. The notice indicates the staff’s preliminary determination to recommend that the SEC commence a civil action against PIMCO stemming from a non-public investigation relating to BOND. A Wells

Notice is neither a formal allegation of wrongdoing nor a finding that any law was violated.

This matter principally pertains to the valuation of smaller sized positions in non-agency mortgage-backed securities purchased by BOND between its inception on February 29, 2012 and June 30, 2012, BOND’s performance disclosures for that period, and PIMCO’s compliance policies and procedures related to these matters.

The Wells process provides PIMCO with the opportunity to demonstrate to the SEC staff why it believes its conduct was appropriate, in keeping with industry standards, and that no action should be taken. PIMCO believes that this matter is unlikely to have a material adverse effect on any Portfolio or on PIMCO’s ability to provide investment management services to any Portfolio.

The foregoing speaks only as of the date of this report.

46	PIMCO VARIABLE INSURANCE TRUST

December 31, 2015

15. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2015, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2012-2014, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Portfolio may gain exposure to the commodities markets primarily through index-linked notes, and may invest in other commodity-linked derivative investments, including commodity swap agreements, options, futures contracts, options on futures contracts and foreign funds investing in similar commodity-linked derivatives.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that the Portfolio must derive at least 90% of its gross income from certain qualifying sources of income. The IRS has issued a revenue ruling which holds that income derived from commodity index-linked swaps is not qualifying income under Subchapter M of the Code. The IRS has also issued private letter rulings in which the IRS specifically concluded that income from certain commodity index-linked notes is qualifying income. The IRS has also issued private rulings in which the IRS specifically concluded that income derived from investment in a subsidiary, which invests primarily in commodity-linked swaps, will also be qualifying income. Based on the reasoning in such rulings, the Portfolio will continue to seek to gain exposure to the commodity markets primarily through investments in commodity-linked notes and through investments in its Subsidiary.

It should be noted, however, that the IRS currently has suspended the issuance of such rulings pending further review. There can be no assurance that the IRS will not change its position that income derived from commodity-linked notes and wholly-owned subsidiaries is qualifying income. Furthermore, the tax treatment of commodity-linked notes, other commodity-linked derivatives, and the Portfolio’s investments in its Subsidiary may otherwise be adversely affected by future legislation, Treasury Regulations and/or guidance issued by the IRS. Such developments could affect the character, timing and/or amount of the Portfolio’s taxable income or any distributions made by the Portfolio or result in the inability of the Portfolio to operate as described in its Prospectus.

If, during a taxable year, the Commodity Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Portfolio as a deductible amount for income tax purposes. In the event that the Commodity Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Portfolio as income for Federal income tax purposes.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of December 31, 2015, the components of distributable taxable earnings are as follows (amounts in thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Qualified Late-Year Loss Deferral— Capital (4)	Qualified Late-Year Loss Deferral— Ordinary (5)
PIMCO Global Multi-Asset Managed Volatility	$—	$—	$(4,248)	$(24)	$—	$(274)	$(57)

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, treasury inflation-protected securities, sale/buyback transactions, and real estate investment trusts.

(2)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals at fiscal year-end and organizational costs.

(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2015 through December 31, 2015 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
(5)	Specified losses realized during the period November 1, 2015 through December 31, 2015, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

ANNUAL REPORT	DECEMBER 31, 2015	47

Notes to Financial Statements (Cont.)

December 31, 2015

As of December 31, 2015, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (6)
PIMCO Global Multi-Asset Managed Volatility	$101,923	$464	$(4,490)	$(4,026)

(6)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, treasury inflation-protected securities, sale/buyback transactions, and real estate investment trusts.

For the years ended December 31, 2015 and December 31, 2014, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

	Fiscal Year Ended	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)
PIMCO Global Multi-Asset Managed Volatility	12/31/2015	$687	$—	$713
	12/31/2014	$800	$1,795	$305

(7)	Includes short-term capital gains, if any, distributed.
(8)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

48	PIMCO VARIABLE INSURANCE TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and Shareholders of PIMCO Global Multi-Asset Managed Volatility Portfolio:

In our opinion, the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, and the related consolidated statements of operations and of changes in net assets and the financial highlights (consolidated) present fairly, in all material respects, the financial position of PIMCO Global Multi-Asset Managed Volatility Portfolio and its wholly owned subsidiary (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2015, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These consolidated financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 18, 2016

ANNUAL REPORT	DECEMBER 31, 2015	49

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
AZD	Australia and New Zealand Banking Group	GLM	Goldman Sachs Bank USA	NAB	National Australia Bank Ltd.
BOA	Bank of America N.A.	GST	Goldman Sachs International	NGF	Nomura Global Financial Products, Inc.
BPS	BNP Paribas S.A.	HUS	HSBC Bank USA N.A.	RYL	Royal Bank of Scotland Group PLC
BRC	Barclays Bank PLC	JPM	JPMorgan Chase Bank N.A.	SCX	Standard Chartered Bank
CBK	Citibank N.A.	MSB	Morgan Stanley Bank, N.A	SOG	Societe Generale
DUB	Deutsche Bank AG	MYC	Morgan Stanley Capital Services, Inc.	SSB	State Street Bank and Trust Co.
FBF	Credit Suisse International	MYI	Morgan Stanley & Co. International PLC	UAG	UBS AG Stamford

Currency Abbreviations:
AUD	Australian Dollar	ILS	Israeli Shekel	PHP	Philippine Peso
BRL	Brazilian Real	IDR	Indonesian Rupiah	RUB	Russian Ruble
CAD	Canadian Dollar	INR	Indian Rupee	SEK	Swedish Krona
CHF	Swiss Franc	JPY	Japanese Yen	SGD	Singapore Dollar
CNH	Chinese Renminbi (Offshore)	KRW	South Korean Won	THB	Thai Baht
COP	Colombian Peso	MXN	Mexican Peso	TRY	Turkish New Lira
DKK	Danish Krone	MYR	Malaysian Ringgit	TWD	Taiwanese Dollar
EUR	Euro	NOK	Norwegian Krone	USD (or $)	United States Dollar
GBP	British Pound	PEN	Peruvian New Sol	ZAR	South African Rand
HKD	Hong Kong Dollar

Exchange Abbreviations:
CBOE	Chicago Board Options Exchange	CDX.IG	Credit Derivatives Index - Investment Grade	NYMEX	New York Mercantile Exchange
CBOT	Chicago Board of Trade	EUREX	Eurex Exchange	OTC	Over the Counter
CDX.HY	Credit Derivatives Index - High Yield	FTSE	Financial Times Stock Exchange

Index/Spread Abbreviations:
CPALEMU	Euro Area All Items Non-Seasonally Adjusted Index	GOLDLNPM	London Gold Market Fixing Ltd. PM	TWSE	Tawain Capitalization Weighted Stock
CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	IOS.FN.300.12	2012 Fannie Mae 3.0% Interest Only Synthetic Total Return Swap Index	UKRPI	United Kingdom Retail Price Index
EXT-CPI	Excluding Tobacco-Non-revised Consumer Price Index	TPNBNK	TOPIX-Banks Index

Other Abbreviations:
ABS	Asset-Backed Security	LIBOR	London Interbank Offered Rate	U&I	Up and In Barrier Option
CDI	Brazil Interbank Deposit Rate	MSCI	Morgan Stanley Capital International	WTI	West Texas Intermediate
D&I	Down and In Barrier Option	oz.	Ounce	YOY	Year-Over-Year
EURIBOR	Euro Interbank Offered Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio

50	PIMCO VARIABLE INSURANCE TRUST

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2015:

PIMCO Global Multi-Asset Managed Volatility	0.46%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

PIMCO Global Multi-Asset Managed Volatility	0.15%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

ANNUAL REPORT	DECEMBER 31, 2015	51

Management of the Trust

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Portfolio’s website at pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees*

Brent R. Harris (1959) Chairman of the Board and Trustee	08/1997 to present	Managing Director, PIMCO. Formerly, member of Executive Committee, PIMCO.	168	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute.

Douglas M. Hodge (1957) Trustee	02/2010 to present	Managing Director, Chief Executive Officer, PIMCO (since 2/14); Chief Operating Officer, PIMCO (7/09 – 2/14); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	146	Trustee, PIMCO Funds; Trustee, PIMCO ETF Trust.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company; Formerly, Executive Advisor, Toyota Financial Services; CEO, Toyota Financial Services.	146	Trustee, PIMCO Funds; Trustee, PIMCO ETF Trust.

E. Philip Cannon (1940) Trustee	05/2000 to present	Private Investor. Formerly, President, Houston Zoo.	168	Trustee, PIMCO Funds; Trustee, PIMCO ETF; Trustee, PIMCO Equity Series; and Trustee, PIMCO Equity Series VIT. Formerly, Trustee, Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments).	168	Trustee, PIMCO Funds; Trustee, PIMCO ETF Trust; Trustee, PIMCO Equity Series; and Trustee, PIMCO Equity Series VIT. Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group).	146	Trustee, PIMCO Funds; Trustee, PIMCO ETF Trust.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	168	Trustee, PIMCO Funds; Trustee, PIMCO ETF; Trustee, PIMCO Equity Series; and Trustee, PIMCO Equity Series VIT.

Ronald C. Parker (1951) Trustee	07/2009 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products).	168	Trustee, PIMCO Funds; Trustee, PIMCO ETF Trust; Trustee, PIMCO Equity Series; and Trustee, PIMCO Equity Series VIT.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.

** Trustees serve until their successors are duly elected and qualified.

52	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*

Peter G. Strelow (1970) President	01/2015 to present Senior Vice President 11/2013 to 01/2015 Vice President 05/2008 to 11/2013	Managing Director, PIMCO. President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

David C. Flattum (1964) Chief Legal Officer	11/2006 to present	Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to present	Managing Director and Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Brent R. Harris (1959) Senior Vice President	01/2015 to present President 03/2009 to 01/2015	Managing Director and current member of Executive Committee, PIMCO. Senior Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to present	Managing Director, Chief Executive Officer, PIMCO (since 2/14); Chief Operating Officer, PIMCO (7/09 – 2/14); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management. Senior Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Kevin M. Broadwater (1964) Vice President - Senior Counsel	05/2012 to present	Executive Vice President and Deputy General Counsel, PIMCO. Vice President – Senior Counsel, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Joshua D. Ratner (1976)** Vice President - Senior Counsel, Secretary	11/2013 to present Assistant Secretary 10/2007 to 01/2011	Executive Vice President and Senior Counsel, PIMCO. Chief Legal Officer, PIMCO Investments LLC. Vice President – Senior Counsel, Secretary, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Secretary and Chief Legal Officer, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Stacie D. Anctil (1969) Vice President	05/2015 to present Assistant Treasurer 11/2003 to 05/2015	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

William G. Galipeau (1974) Vice President	11/2013 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Treasurer, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds. Formerly, Vice President, Fidelity Investments.

Eric D. Johnson (1970)** Vice President	05/2011 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

Henrik P. Larsen (1970) Vice President	02/1999 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Greggory S. Wolf (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Trent W. Walker (1974) Treasurer	11/2013 to present Assistant Treasurer 05/2007 to 11/2013	Executive Vice President, PIMCO. Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Assistant Treasurer, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

Jason J. Nagler (1982)** Assistant Treasurer	05/2015 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds. Formerly, Head of Mutual Fund Reporting, GMO and Assistant Treasurer, GMO Trust and GMO Series Trust Funds.

* The term “PIMCO Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit Income Fund, PIMCO Dynamic Income Fund, PIMCO Global StocksPLUS & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.

** The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

ANNUAL REPORT	DECEMBER 31, 2015	53

Privacy Policy1

(Unaudited)

The Trust2 considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ non-public personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on applicable websites.

Respecting Your Privacy

As a matter of policy, the Trust does not disclose any non-public personal information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust or its affiliates may also retain non-affiliated companies to market the Trust’s shares or products which use the Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Trust reserves the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any fund advised by PIMCO in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Trust may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

Information Collected from Websites

Websites maintained by the Trust or its service providers may use a variety of technologies to collect information that help the Trust and its service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. In addition, the Trust or its Service Affiliates may use third parties to place advertisements for the Trust on other websites, including banner advertisements. Such third parties may collect anonymous information through the use of cookies or action tags (such as web beacons). The information these third parties collect is generally limited to technical and web navigation information, such as your IP address, web pages visited and browser type, and does not include personally identifiable information such as name, address, phone number or email address.

You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly.

Changes to the Privacy Policy

From time to time, the Trust may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Effective as of September 5, 2014.

2 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined policy may be written in the first person (i.e., by using “we” instead of “the Trust”).

54	PIMCO VARIABLE INSURANCE TRUST

Approval of Investment Advisory Contract and Other Agreements

(Unaudited)

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement and Amended and Restated Asset Allocation Sub-Advisory Agreement

At a meeting held on August 10-11, 2015, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved the Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) between the Trust, on behalf of each of the Trust’s series (the “Portfolios”), and Pacific Investment Management Company LLC (“PIMCO”) for an additional one-year term through August 31, 2016. The Board also considered and unanimously approved for an additional one-year term through August 31, 2016, the Supervision and Administration Agreement (together with the Investment Advisory Contract, the “Agreements”) between the Trust, on behalf of the Portfolios, and PIMCO. In addition, the Board considered and unanimously approved the renewal of the Amended and Restated Asset Allocation Sub-Advisory Agreement (the “Asset Allocation Agreement”) between PIMCO, on behalf of PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, and Research Affiliates, LLC (“Research Affiliates”) for an additional one-year term through August 31, 2016.

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of the past year, the Trustees received a wide variety of materials relating to the services provided by PIMCO and Research Affiliates to the Trust. At each of its quarterly meetings, the Board reviewed the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including shareholder services, valuation and custody, the Portfolios’ compliance program and other information relating to the nature, extent and quality of services provided by PIMCO and Research Affiliates to the Trust. In considering whether to approve the renewal of the Agreements and the Asset Allocation Agreement, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial information for PIMCO and, where relevant, Research Affiliates, information regarding the profitability to PIMCO of its relationship with the Portfolios, information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Portfolios, and information about the fees charged and services provided to other clients with similar investment mandates as the Portfolios (where applicable). In addition, the Board reviewed materials provided by counsel to the Trust and the Independent Trustees, which included, among other things, memoranda outlining legal duties of the Board in considering the continuation of the Agreements and the Asset Allocation Agreement.

(b) Review Process:  In connection with the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed written materials prepared by PIMCO and, where applicable, Research Affiliates in response to requests from counsel to the Trust and the Independent Trustees. The Board requested and received assistance and advice regarding applicable legal standards from counsel to the Trust and the Independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board heard oral presentations on matters related to the Agreements and the Asset Allocation Agreement and met both as a full Board and in a separate session of the Independent Trustees, without management present, at the August 10-11, 2015 meeting. The Independent Trustees also conducted a telephonic meeting with counsel to the Trust and the Independent Trustees on July 30, 2015 and executive sessions on August 10, 2015 to discuss the materials presented. In addition, the Independent Trustees requested and received from PIMCO additional information including, but not limited to, information related to profitability and comparative performance information.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and the Asset Allocation Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in assets under management. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and

ANNUAL REPORT	DECEMBER 31, 2015	55

Approval of Investment Advisory Contract and Other Agreements (Cont.)

systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to reasonably assure compliance with applicable laws and regulations and its commitment to these programs, its oversight of matters that may involve conflicts of interest between the Portfolios’ investments and those of other accounts managed by PIMCO, and its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has enhanced PIMCO’s service to the Funds and has allowed PIMCO to introduce innovative new funds over time. In addition, the Board considered the nature and quality of services provided by PIMCO to the wholly-owned subsidiaries of applicable Portfolios.

The Trustees considered information they had received about the steps that PIMCO has taken in recent years with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the counterparty risk committee, which oversees counterparty risk on a firm-wide basis, continually evaluating requests to add or remove approved counterparties as market needs and conditions warrant. The Trustees also considered that, over the last several years, PIMCO has continued to strengthen the process it uses to assess the financial stability of counterparties with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that, consistent with its fiduciary duty, PIMCO executes transactions through a competitive best execution process and uses only those counterparties that meet its stringent and monitored criteria. The Trustees considered that PIMCO’s collateral management team utilizes a counterparty risk system to analyze portfolio level exposure and collateral being exchanged with counterparties.

In addition, the Trustees considered new services and service enhancements that PIMCO has implemented since the Board renewed the Agreements in 2014, including, but not limited to: conducting a targeted review of quality and efficiency in the valuation process; expanding the analytical review of shareholder reports by State Street Bank and Trust Company, the Portfolios’ custodian; developing a process for monthly forecasts of taxable and book income to enhance portfolio management of investment income; continuing the expansion of a proprietary performance reconciliation tool, which includes next-day comparison of daily internal performance to custodian bank performance to identify potential errors and guardrail net asset value calculations; developing and implementing the Global Process Monitor application, which includes real-time tracking and escalation protocols for critical activities; and implementing monthly cash flow reporting processes to support client and media demands for information about investor flows and assets under management data. The Trustees also considered the recent outflows from the Portfolios. The Trustees further considered whether the decline in the Portfolios’ assets and the reduction in PIMCO’s total assets under management materially impacted the service quality or resources available to the Portfolios. The Trustees concluded that there has been no adverse impact to service quality or resources available to the Portfolios.

Similarly, the Board considered the asset allocation services provided by Research Affiliates to the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio. The Board noted that the PIMCO All Asset All Authority Portfolio recently commenced operations. The Board also considered the depth and quality of Research Affiliates’ investment management and research capabilities, the experience and capabilities of its portfolio management personnel and, in particular, the experience and capabilities of Robert Arnott, Research Affiliates’ principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by Research Affiliates under the Asset Allocation Agreement are likely to benefit the Portfolios and their respective shareholders (as applicable).

(b) Other Services:  The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust pursuant to the Administration Agreement.

The Board considered the terms of the Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services provided pursuant to that agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of these services and its supervision of the Trust’s third party service providers to assure

56	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

that these service providers continue to provide a high level of service relative to alternatives available in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited, and will likely continue to benefit, the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board received and examined information from PIMCO concerning the Portfolios’ performance, as available, over short- and long-term periods ended May 31, 2015 and other performance data, as available, over short- and long-term periods ended June 30, 2015 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ performance, as available, over short- and long-term periods ended May 31, 2015 (the “Lipper Report”).

The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 10-11, 2015 meeting. The Trustees noted that a majority of the Portfolios outperformed their respective Lipper medians over the three-year and longer periods ended May 31, 2015.

The Board also noted that, as of May 31, 2015, the Administrative Class of 44%, 79% and 92% of the Portfolios outperformed its Lipper category median on a net-of-fees basis over the three-year, five-year and ten-year periods, respectively. The Trustees considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of investments and that differences in performance among classes could principally be attributed to differences in the supervisory and administrative fees and distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups and that the Lipper categories do not: separate funds based upon maturity or duration; account for the applicable Portfolios’ hedging strategies; distinguish between enhanced index and actively managed equity strategies; include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” Lipper category to which they do not properly belong); or account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may not be particularly relevant to the consideration of Portfolio performance.

The Board noted that 63% or more of the assets of the Trust had outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods ending May 31, 2015 (based on the performance of the Administrative Class). The Board also noted that 8 of 14 Portfolios, representing 69% of the total assets of the Trust, had outperformed their respective benchmark indexes on a net-of-fees basis over the five-year period ending May 31, 2015. The Board also noted that, while the Lipper universe comparisons provide a valuable performance comparison reference, there are certain Portfolios that do not fit neatly into their respective Lipper classifications. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward. The Board also considered that the Trust’s assets were over $20 billion as of December 31, 2014.

The Board considered PIMCO’s discussion of the intensive nature of managing bond funds, noting that it requires the management of a number of factors, including: varying maturities; prepayments; collateral management; counterparty management; pay-downs; credit events; workouts; derivatives; net new issuance in the bond market; and decreased market maker inventory levels. The Board noted that in addition to managing these factors, PIMCO must also balance risk controls and strategic positions in each portfolio it manages, including the Portfolios. Despite these challenges, the Board noted that PIMCO has generated “alpha” (i.e., non-market correlated excess performance) for its clients over time, including the Trust.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price funds to scale at the outset with reference to the total expense ratios of the respective Lipper median (if available), while providing a premium for innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also considered that PIMCO reviews the Portfolios’ fee levels

ANNUAL REPORT	DECEMBER 31, 2015	57

Approval of Investment Advisory Contract and Other Agreements (Cont.)

and carefully considers reductions where appropriate. Further, the Board noted that PIMCO believes that the growth in the Trust’s assets under management over the long-term and long-term positive net flows are important indicators of proper and effective pricing.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. The Board also reviewed information relating to the sub-advisory fees paid to Research Affiliates with respect to applicable Portfolios, taking into account that PIMCO compensates Research Affiliates from the advisory fees paid by such Portfolios to PIMCO. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in a “Peer Group” of comparable funds, as well as the universe of other similar funds. The Board noted that a number of Portfolios have total expense ratios that fall below the average and median expense ratios in their Peer Group and Lipper universe. In addition, the Board noted the fee waivers in place with respect to the fees that might result from investments by applicable Portfolios in their respective wholly-owned subsidiaries.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts and as sub-adviser to other investment companies with a similar investment strategy, including differences in advisory services provided. The Board noted that advisory fees for most Portfolios were similar to the fee rates charged to separate account strategies with the same investment strategies as the Portfolios. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including differences in the advisory and other services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees.

Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third-party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Portfolios. The Trustees also took into account that there are various reasons for any such difference in fees, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial risk and regulatory requirements, differing legal liabilities on a contract-by-contract basis and different servicing requirements when it does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations as compared to when PIMCO serves as investment adviser and sponsor.

The Board considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board also considered that as the Portfolios’ business has become increasingly complex, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. In addition, the Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee and, in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board further considered that many other funds pay for these services separately, and thus it is difficult to directly compare the Trust’s unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board also considered that the unified supervisory and administrative fee leads to Portfolio fees that are fixed, rather than variable. The Board noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease. The Board also considered that the Portfolios’ unified fee structure meant that fees were not impacted by recent outflows in certain Portfolios, unlike funds without a unified fee structure, which may see increased expense ratios when fixed costs are passed through to a smaller asset base. The Board further noted that, with few exceptions, PIMCO has generally maintained Portfolio fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall Portfolio fees, which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed with PIMCO those Portfolios and/or classes of Portfolios that had above median total expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few peers (if any), and cannot easily be grouped with comparable funds. Upon comparing the Portfolios’ total expenses to other funds in the “Peer Groups” provided by Lipper, the Board found total expenses of each Portfolio to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying funds in which the Funds of Funds may invest and,

58	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

therefore, such services were not duplicative of the advisory services provided to the underlying funds. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

Based on the information presented by PIMCO, Research Affiliates and Lipper, members of the Board determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of each Portfolio, are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were lower than in the previous year due to the impact of the Portfolios’ overall outflows. To the extent applicable, the Board also reviewed information regarding the portion of a Portfolio’s advisory fee retained by PIMCO, following the payment of sub-advisory fees to Research Affiliates, with respect to the Portfolio. Additionally, the Board noted that profit margins with respect to the Portfolios were within the ranges, although above the median, of publicly held investment management companies reported by Lipper and Strategic Insight (an independent provider of fund industry research). The Board noted that the PIMCO’s profit margin with respect to the Trust shows that the Trust is profitable, although less so than PIMCO Funds due to payments made by PIMCO to participating insurance companies. The Board also noted that it had received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, cyber security, information security, shareholder privacy, business continuity planning, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board noted that PIMCO shares the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including through the pricing of Portfolios to scale from inception and the enhancement of services provided to the Portfolios in return for fees paid. The Board reviewed the history of the Portfolios’ fee structure. The Board considered that the Portfolios’ unified fee rates had been set competitively and/or priced to scale from inception, had been held steady at that scaled competitive rate for most Portfolios as assets grew, or as assets declined in the case of some Portfolios, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing Portfolio shareholders of the fees associated with the Portfolios, and that the Portfolios bear certain expenses that are not covered by the advisory fee or the unified fee.

The Trustees considered that the unified fee has provided inherent economies of scale because a Portfolio maintains competitive fixed unified fees even if the particular Portfolio’s assets decline and/or operating costs rise. The Trustees further considered that, in contrast, breakpoints are a proxy for charging higher fees on lower asset levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also considered that, unlike the Portfolios’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees also considered that the unified fee protects shareholders from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those referenced above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Portfolios’ cost structures were reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and each of the Portfolios, to the benefit of their respective shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their respective shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Portfolios’ Rule 12b-1 plans or otherwise. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on their review, including their consideration of each of the factors summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and Research Affiliates favored the renewal of the Agreements and the Asset Allocation Agreement. The Independent Trustees and the Board as a whole concluded that the Agreements and the Asset Allocation Agreement continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees

ANNUAL REPORT	DECEMBER 31, 2015	59

Approval of Investment Advisory Contract and Other Agreements (Cont.)

(Unaudited)

paid to PIMCO by the Portfolios under the Agreements and the fees paid to Research Affiliates by PIMCO under the Asset Allocation Agreement, and that the renewal of the Agreements and the Asset Allocation Agreement was in the best interests of the Portfolios and their shareholders.

60	PIMCO VARIABLE INSURANCE TRUST

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT10AR_123115

PIMCO Variable Insurance Trust

Annual Report

December 31, 2015

PIMCO High Yield Portfolio

Share Classes

■	Institutional
■	Administrative
■	Advisor

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

Please find enclosed the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2015. The following pages contain specific details about the Portfolio’s investment performance and a discussion of the factors that most affected performance over the reporting period.

Heightened market volatility throughout the reporting period was sparked by a mix of investor concerns including geopolitical developments, monetary policy and the potential for slowing global economic growth, which generally contributed to dampened investor sentiment. In particular, increasing concern over the outlook for Chinese growth sent commodity prices and inflation expectations lower, while also negatively impacting prices of emerging market (“EM”) debt and equities. In addition, the Chinese equity market began a strong decline in June 2015, which prompted the Chinese government to prop-up equity share prices and devalue the Chinese yuan. Volatility in Chinese equity markets continued into January 2016 on renewed concern over slowing Chinese economic growth. Furthermore, rising tension in the Middle East and the continued debt crisis in Greece also contributed to investor unease throughout the reporting period.

Economic data in the U.S. continued to confirm a healthy economy, particularly labor market indicators such as employment and wages. Still, signs of caution remained, particularly as U.S. consumers appeared to be more selective in their spending and chose to save rather than spend their windfall from lower gas prices. Additionally, consumer sentiment and certain housing indicators softened towards the end of the reporting period, and December 2015 U.S. manufacturing data indicated the fastest contraction in six years. Within the Eurozone, volatility increased despite gradual improvement in the underlying economies. Eurozone economic data also showed generally positive signs of an early recovery but were tempered slightly by sluggish inflation.

The theme of divergent global central bank monetary policy continued throughout the reporting period. The European Central Bank (“ECB”) expressed its commitment to increase quantitative easing (or large-scale asset purchases), along with the Bank of Japan and the People’s Bank of China who also indicated their intent to accelerate such measures. The Federal Reserve (“Fed”), on the other hand, moved on December 16 to raise the Federal Funds Rate by 0.25% to a new range of 0.25% - 0.50%, marking its first rate hike in nine years. However, the Fed noted that future increases in its target rate would be “gradual” and in-line with their previous projections, which helped to ease investor concerns. Outside of the reporting period on January 27, the Fed opted to leave the Federal Funds Rate unchanged, noting their intent to closely monitor how the global economy and markets influence the U.S. economic outlook.

Highlights of the financial markets during the twelve-month fiscal reporting period include:

■

U.S. Treasuries, as represented by the Barclays U.S. Treasury Index, returned 0.84% for the reporting period as yields generally rose slightly across the Treasury yield curve. The benchmark ten-year U.S. Treasury note yielded 2.27% at the end of the reporting period, up from 2.17% on December 31, 2014. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 0.55% for the reporting period.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Barclays U.S. TIPS Index, declined 1.44% over the reporting period. U.S. TIPS were pressured over the year as breakeven inflation levels, a proxy for inflation expectations, declined in-line with commodity markets. Global inflation-linked bonds (“ILBs”) were also down overall during the reporting period, as the slide in energy and other commodities impacted inflation expectations globally. Despite this headwind, European ILBs fared better than other developed countries and posted marginal gains in local currencies as real yields benefited from the ECB’s quantitative easing support.

■

Prices on broad commodities were down over the reporting period, led lower primarily by energy and industrial metal prices. Crude oil prices faced increasing pressure from a persisting inventory glut and production growth, especially from the Organization of the Petroleum Exporting Countries (“OPEC”). Towards the end of the reporting period, seasonally warm weather put further pressure on oil prices, which ended the year considerably

2	PIMCO VARIABLE INSURANCE TRUST

lower. Diversified commodities, as represented by the Bloomberg Commodity Index Total Return, declined 24.66% over the reporting period.

■

Agency mortgage-backed securities (“MBS”), as represented by the Barclays U.S. MBS Fixed Rate Index, returned 1.51% over the reporting period. Non-Agency MBS prices were mixed amid weakness in the broader credit markets, although underlying collateral performance has generally been in-line with investor expectations and continues to gradually improve over the long-term.

■

U.S. investment grade credit, as represented by the Barclays U.S. Credit Index, declined 0.77% over the reporting period. Investment grade credit valuations cheapened as a record $1.15 trillion of new issuance came to market and commodity prices continued to fall given worries over slowing Chinese growth. Developed market global high yield bonds, as measured by the BofA Merrill Lynch Developed Markets High Yield Constrained Index, declined 3.05% over the reporting period. Weakness in the commodity-oriented sectors including energy and metals & mining, weighed on returns as oil and other commodity prices fell. Overall, global high yield spreads and yields rose throughout the reporting period and ended higher.

■

EM external debt, as represented by the JPMorgan Emerging Markets Bond Index (“EMBI”) Global, returned 1.23% over the reporting period. EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), declined 14.92% over the reporting period. Idiosyncratic forces remained a dominant theme. China, for example, continued to expand its accommodative measures as both growth and inflation showed signs of further moderation. In addition, the Russian ruble continued its recovery from 2014 weakness before stumbling toward the end of the reporting period on oil price weakness.

■

Equity markets showed mixed performance globally amid a period marked by economic uncertainty, increased volatility and divergent central bank monetary policy. U.S. equities, as represented by the S&P 500 Index, returned 1.38% (on a total return basis) and developed market equities outside the U.S., as represented by the MSCI EAFE Net Dividend Index (USD Unhedged), declined 0.81% over the reporting period. However, ultra-easy monetary policy in Europe and Japan benefited European and Japanese equity markets, which generally posted positive returns. However, EM equities, as represented by the MSCI Emerging Markets Index (Net Dividends in USD), declined 14.92% over the same period, due to headwinds from a stronger U.S. dollar, falling commodity prices, concerns over slower Chinese economic growth and declining Chinese equities.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your broad investment needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Variable Insurance Trust February 18, 2016

ANNUAL REPORT	DECEMBER 31, 2015	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of nineteen separate investment portfolios, including the PIMCO High Yield Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by the Portfolio are likely to decrease in value. A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and significant, and there is no guarantee that Fund management will anticipate such movement accurately.

As of the date of this report, interest rates in the U.S. are near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program and has begun, and may continue, to raise interest rates. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Portfolio’s performance or cause the Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus. Some of these risks may include, but are not limited to, the following: interest rate risk, call risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, emerging markets risk, sovereign debt risk, currency risk, leveraging risk, management risk, and short sale risk. A complete description of these and other risks is contained in the Portfolio’s prospectus.

The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, leverage risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on the Portfolio. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in an asset, instrument or component of the index underlying a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility for the Portfolio. The Portfolio may engage in such transactions regardless of whether the Portfolio owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if the Portfolio invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign (non-U.S.) issuer.

High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in such markets. Thus, high yield investments increase the chance that the Portfolio will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage- and Asset-Backed Securities represent ownership interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, Mortgage- and Asset-Backed Securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on Mortgage- and Asset-Backed Securities depend on the ability of the underlying assets to generate cash flow.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

4	PIMCO VARIABLE INSURANCE TRUST

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart reflects only Administrative Class performance. Performance for Institutional Class, Class M and Advisor Class shares, if applicable, may be higher or lower based on each class’s expense ratios. The Portfolio’s total annual operating expense ratios on the Portfolio Summary page are as of the currently effective prospectus, as supplemented to date. The Portfolio measures its performance against a broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

The following table discloses the inception dates of the Portfolio and its respective share classes along with the Portfolio’s diversification status as of period end:

Portfolio Name	Portfolio Inception	Institutional Class	Class M	Administrative Class	Advisor Class	Diversification Status
PIMCO High Yield Portfolio	4/30/98	7/1/02	—	4/30/98	3/31/06	Diversified

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolio. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”) any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Portfolio creates a contract between or among any shareholder of the Portfolio, on the one hand, and the Trust, the Portfolio, a service provider to the Trust or the Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and is available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

ANNUAL REPORT	DECEMBER 31, 2015	5

PIMCO High Yield Portfolio

Cumulative Returns Through December 31, 2015

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown†

Corporate Bonds & Notes	91.1%
Short-Term Instruments‡	8.4%
Bank Loan Obligations	0.3%
Non-Agency Mortgage-Backed Securities	0.2%
†	% of Investments, at value as of 12/31/15. Financial derivative instruments, if any, are excluded

‡	Includes Central Funds used for Cash Management Purposes

Average Annual Total Return for the period ended December 31, 2015
	1 Year	5 Years	10 Years	Inception*
PIMCO High Yield Portfolio Institutional Class	(1.50)%	5.04%	5.97%	7.34%
PIMCO High Yield Portfolio Administrative Class	(1.64)%	4.89%	5.82%	5.54%
PIMCO High Yield Portfolio Advisor Class	(1.74)%	4.78%	—	5.60%
BofA Merrill Lynch U.S. High Yield, BB-B Rated, Constrained Index±	(2.79)%	5.25%	6.43%	5.89%	**

All Portfolio returns are net of fees and expenses.

* For class inception dates please refer to the Important Information.

** Average annual total return since 04/30/1998.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.60% for Institutional Class shares, 0.75% for Administrative Class shares, and 0.85% for Advisor Class shares.

± BofA Merrill Lynch U.S. High Yield, BB-B Rated, Constrained Index tracks the performance of BB-B Rated U.S. Dollar-denominated corporate bonds publicly issued in the U.S. domestic market. Qualifying bonds are capitalization-weighted provided the total allocation to an individual issuer (defined by Bloomberg tickers) does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis. Similarly, the face value of bonds of all other issuers that fall below the 2% cap are increased on a pro-rata basis. It is not possible to invest in an unmanaged index.

Investment Objective and Strategy Overview

»

The PIMCO High Yield Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of high yield securities (“junk bonds”), which may be represented by forwards or derivatives such as options, futures contracts or swap agreements, rated below investment grade by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Rating Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality. The Portfolio may invest up to 20% of its total assets in securities rated Caa or below by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The remainder of the Portfolio’s assets may be invested in investment grade Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

Portfolio Insights

»	An underweight to the energy sector positively contributed to relative returns, as the sector underperformed the broader high yield bond market over the reporting period.

»	An overweight to the healthcare sector positively contributed to relative returns, as the sector outperformed the broader high yield bond market over the reporting period.

»	An underweight to the metals and mining sector positively contributed to relative returns, as the sector underperformed the broader high yield bond market over the reporting period.

»	An underweight to the wireline subsector detracted from relative returns, as the sector outperformed the broader high yield bond market over the reporting period.

»	An underweight to the retail sector detracted from relative returns, as the sector outperformed the broader high yield bond market over the reporting period.

»	Exposure to below-single-B issues detracted from returns, as this quality cohort underperformed the broader high yield bond market over the reporting period.

6	PIMCO VARIABLE INSURANCE TRUST

Expense Example PIMCO High Yield Portfolio

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held from July 1, 2015 to December 31, 2015 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (07/01/15)	Ending Account Value (12/31/15)	Expenses Paid During Period*	Beginning Account Value (07/01/15)	Ending Account Value (12/31/15)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$964.30	$3.07	$1,000.00	$1,022.49	$3.16	0.61%
Administrative Class	1,000.00	963.60	3.82	1,000.00	1,021.72	3.94	0.76
Advisor Class	1,000.00	963.10	4.32	1,000.00	1,021.21	4.45	0.86

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 187/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers can be found in Note 8 in the Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2015	7

Financial Highlights PIMCO High Yield Portfolio

Selected Per Share Data for the Year Ended:	Net Asset Value Beginning of Year	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income (b)	Distributions from Net Realized Capital Gains (b)	Total Distributions

Institutional Class
12/31/2015	$7.91	$0.41	$(0.52)	$(0.11)	$(0.42)	$(0.12)	$(0.54)
12/31/2014	8.07	0.42	(0.14)	0.28	(0.44)	0.00	(0.44)
12/31/2013	8.06	0.43	0.03	0.46	(0.45)	0.00	(0.45)
12/31/2012	7.47	0.44	0.61	1.05	(0.46)	0.00	(0.46)
12/31/2011	7.75	0.52	(0.25)	0.27	(0.55)	0.00	(0.55)
Administrative Class
12/31/2015	7.91	0.40	(0.52)	(0.12)	(0.41)	(0.12)	(0.53)
12/31/2014	8.07	0.41	(0.14)	0.27	(0.43)	0.00	(0.43)
12/31/2013	8.06	0.42	0.03	0.45	(0.44)	0.00	(0.44)
12/31/2012	7.47	0.43	0.61	1.04	(0.45)	0.00	(0.45)
12/31/2011	7.75	0.51	(0.26)	0.25	(0.53)	0.00	(0.53)
Advisor Class
12/31/2015	7.91	0.39	(0.52)	(0.13)	(0.40)	(0.12)	(0.52)
12/31/2014	8.07	0.40	(0.14)	0.26	(0.42)	0.00	(0.42)
12/31/2013	8.06	0.41	0.03	0.44	(0.43)	0.00	(0.43)
12/31/2012	7.47	0.42	0.61	1.03	(0.44)	0.00	(0.44)
12/31/2011	7.75	0.50	(0.25)	0.25	(0.53)	0.00	(0.53)

(a)	Per share amounts based on average number of shares outstanding during the year.
(b)	Determined in accordance with federal income tax regulations, see Note 2(d) in the Notes to Financial Statements for more information.
(c)	Ratio of expenses to average net assets includes line of credit expenses.

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Net Asset Value End of Year	Total Return	Net Assets End of Year (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Interest Expense	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$7.26	(1.50)%	$4,450	0.61	%(c)	0.60%	5.23%	23%
7.91	3.49	4,766	0.60	(c)	0.60	5.20	37
8.07	5.89	4,848	0.60		0.60	5.39	41
8.06	14.47	5,724	0.60		0.60	5.69	43
7.47	3.49	4,672	0.60		0.60	6.85	68

7.26	(1.64)	1,079,951	0.76	(c)	0.75	5.08	23
7.91	3.34	1,135,929	0.75	(c)	0.75	5.05	37
8.07	5.73	1,155,248	0.75		0.75	5.22	41
8.06	14.30	1,010,351	0.75		0.75	5.53	43
7.47	3.34	748,448	0.75		0.75	6.68	68

7.26	(1.74)	20,953	0.86	(c)	0.85	4.95	23
7.91	3.23	18,879	0.85	(c)	0.85	4.91	37
8.07	5.63	47,764	0.85		0.85	5.13	41
8.06	14.18	65,863	0.85		0.85	5.41	43
7.47	3.24	65,200	0.85		0.85	6.49	68

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2015	9

Statement of Assets and Liabilities PIMCO High Yield Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2015

Assets:
Investments, at value
Investments in securities*	$1,012,291
Investments in Affiliates	92,054
Financial Derivative Instruments
Exchange-traded or centrally cleared	57
Over the counter	67
Cash	1
Deposits with counterparty	2,927
Foreign currency, at value	46
Receivable for investments sold	884
Receivable for Portfolio shares sold	574
Interest receivable	17,224
Dividends receivable from Affiliates	48
Other assets	26
Total Assets	1,126,199

Liabilities:
Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$15,609
Financial Derivative Instruments
Over the counter	190
Payable for investments purchased	4,004
Payable for investments in Affiliates purchased	48
Payable for Portfolio shares redeemed	218
Accrued investment advisory fees	258
Accrued supervisory and administrative fees	361
Accrued distribution fees	6
Accrued servicing fees	151
Total Liabilities	20,845

Net Assets	$1,105,354

Net Assets Consist of:
Paid in capital	$1,181,181
Undistributed net investment income	7,199
Accumulated undistributed net realized (loss)	(5,999)
Net unrealized (depreciation)	(77,027)
$1,105,354

Net Assets:
Institutional Class	$4,450
Administrative Class	1,079,951
Advisor Class	20,953

Shares Issued and Outstanding:
Institutional Class	613
Administrative Class	148,786
Advisor Class	2,887

Net Asset Value and Redemption Price Per Share Outstanding:
Institutional Class	$7.26
Administrative Class	7.26
Advisor Class	7.26

Cost of investments in securities	$1,088,500
Cost of investments in Affiliates	$92,415
Cost of foreign currency held	$46

* Includes repurchase agreements of:	$503

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO High Yield Portfolio

(Amounts in thousands)	Year Ended December 31, 2015

Investment Income:
Interest	$69,533
Dividends from Investments in Affiliates	740
Total Income	70,273

Expenses:
Investment advisory fees	3,007
Supervisory and administrative fees	4,209
Servicing fees - Administrative Class	1,741
Distribution and/or servicing fees - Advisor Class	93
Trustee fees	24
Interest expense	145
Total Expenses	9,219

Net Investment Income	61,054

Net Realized Gain (Loss):
Investments in securities	(5,984)
Investments in Affiliates	(436)
Exchange-traded or centrally cleared financial derivative instruments	1,121
Over the counter financial derivative instruments	1,794
Foreign currency	47

Net Realized (Loss)	(3,458)

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	(76,659)
Investments in Affiliates	96
Exchange-traded or centrally cleared financial derivative instruments	(524)
Over the counter financial derivative instruments	(599)
Foreign currency assets and liabilities	14

Net Change in Unrealized (Depreciation)	(77,672)

Net (Decrease) in Net Assets Resulting from Operations	$(20,076)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2015	11

Statements of Changes in Net Assets PIMCO High Yield Portfolio

(Amounts in thousands†)	Year Ended December 31, 2015	Year Ended December 31, 2014

(Decrease) in Net Assets from:

Operations:
Net investment income	$61,054	$61,793
Net realized gain (loss)	(3,458)	26,806
Net change in unrealized (depreciation)	(77,672)	(50,192)

Net Increase (Decrease) in Net Assets Resulting from Operations	(20,076)	38,407

Distributions to Shareholders:
From net investment income (a)
Institutional Class	(242)	(267)
Administrative Class	(60,836)	(62,360)
Advisor Class	(1,915)	(2,134)
From net realized capital gains (a)
Institutional Class	(71)	0
Administrative Class	(17,247)	0
Advisor Class	(321)	0

Total Distributions	(80,632)	(64,761)

Portfolio Share Transactions:
Net increase (decrease) resulting from Portfolio share transactions**	46,488	(21,932)

Total (Decrease) in Net Assets	(54,220)	(48,286)

Net Assets:
Beginning of year	1,159,574	1,207,860
End of year*	$1,105,354	$1,159,574

* Including undistributed net investment income of:	$7,199	$6,165

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 12 in the Notes to Financial Statements.
(a)	Determined in accordance with federal income tax regulations, see Note 2(d) in the Notes to Financial Statements for more information.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO High Yield Portfolio

December 31, 2015

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 91.5%

BANK LOAN OBLIGATIONS 0.3%
Treehouse Foods, Inc.
TBD% due 11/01/2016		$3,500	$3,500

Total Bank Loan Obligations (Cost $3,482)			3,500

CORPORATE BONDS & NOTES 91.0%

BANKING & FINANCE 10.6%
AerCap Ireland Capital Ltd.
3.750% due 05/15/2019		1,500	1,502
4.500% due 05/15/2021		3,000	3,056
5.000% due 10/01/2021		1,000	1,033
Ally Financial, Inc.
4.125% due 03/30/2020		750	748
4.625% due 03/30/2025		1,000	990
4.750% due 09/10/2018		1,000	1,026
5.125% due 09/30/2024		2,000	2,055
6.250% due 12/01/2017		1,000	1,051
7.500% due 09/15/2020		2,795	3,169
8.000% due 03/15/2020		1,607	1,836
8.000% due 11/01/2031		401	473
ARC Properties Operating Partnership LP
3.000% due 02/06/2019		1,000	965
Argos Merger Sub, Inc.
7.125% due 03/15/2023		3,000	2,982
Bank of America Corp.
6.250% due 09/05/2024 (b)		2,000	2,007
Barclays Bank PLC
7.625% due 11/21/2022		1,000	1,141
Barclays PLC
8.000% due 12/15/2020 (b)	EUR	2,000	2,363
8.250% due 12/15/2018 (b)		$750	801
BNP Paribas S.A.
7.375% due 08/19/2025 (b)		1,000	1,028
CIT Group, Inc.
5.000% due 08/15/2022		6,500	6,691
5.250% due 03/15/2018		2,500	2,587
5.500% due 02/15/2019		1,500	1,571
Corrections Corp. of America
4.625% due 05/01/2023		1,500	1,455
5.000% due 10/15/2022		500	500
Credit Agricole S.A.
6.625% due 09/23/2019 (b)		1,500	1,480
7.875% due 01/23/2024 (b)		5,500	5,641
Credit Suisse Group AG
6.250% due 12/18/2024 (b)		3,000	3,007
7.500% due 12/11/2023 (b)		500	527
Crown Castle International Corp.
4.875% due 04/15/2022		500	520
5.250% due 01/15/2023		2,000	2,110
Denali Borrower LLC
5.625% due 10/15/2020		6,000	6,300
ESH Hospitality, Inc.
5.250% due 05/01/2025		1,500	1,470
Greystar Real Estate Partners LLC
8.250% due 12/01/2022		1,250	1,303
HUB International Ltd.
7.875% due 10/01/2021		2,500	2,256
International Lease Finance Corp.
5.875% due 08/15/2022		1,000	1,068
6.250% due 05/15/2019		2,000	2,147
Interval Acquisition Corp.
5.625% due 04/15/2023		1,000	998
Intesa Sanpaolo SpA
5.017% due 06/26/2024		1,250	1,233

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.700% due 09/17/2025 (b)		$1,000	$1,020
iStar, Inc.
5.000% due 07/01/2019		1,500	1,463
Jefferies Finance LLC
6.875% due 04/15/2022		1,500	1,268
7.375% due 04/01/2020		2,000	1,785
Lloyds Banking Group PLC
7.500% due 06/27/2024 (b)		8,000	8,540
Navient Corp.
4.875% due 06/17/2019		2,000	1,845
5.000% due 06/15/2018		450	430
5.000% due 10/26/2020		1,000	880
5.875% due 10/25/2024		2,500	2,009
6.125% due 03/25/2024		3,500	2,866
8.000% due 03/25/2020		1,000	991
8.450% due 06/15/2018		2,000	2,110
OneMain Financial Holdings, Inc.
6.750% due 12/15/2019		1,000	1,016
7.250% due 12/15/2021		1,500	1,507
PHH Corp.
6.375% due 08/15/2021		750	686
Provident Funding Associates LP
6.750% due 06/15/2021		500	486
Quicken Loans, Inc.
5.750% due 05/01/2025		2,000	1,912
RHP Hotel Properties LP
5.000% due 04/15/2023		1,500	1,507
Royal Bank of Scotland Group PLC
5.125% due 05/28/2024		2,000	2,031
7.648% due 09/30/2031 (b)		1,000	1,244
Societe Generale S.A.
6.000% due 01/27/2020 (b)		1,500	1,422
7.875% due 12/18/2023 (b)		2,500	2,497
Springleaf Finance Corp.
6.900% due 12/15/2017		2,000	2,075
UniCredit SpA
8.000% due 06/03/2024 (b)		2,860	2,714
Virgin Media Secured Finance PLC
5.250% due 01/15/2026		1,000	975
6.000% due 04/15/2021	GBP	900	1,377

			117,746

INDUSTRIALS 72.5%
Acadia Healthcare Co., Inc.
5.625% due 02/15/2023		$1,000	950
Accudyne Industries Borrower
7.750% due 12/15/2020		3,000	2,175
Activision Blizzard, Inc.
5.625% due 09/15/2021		1,000	1,050
6.125% due 09/15/2023		2,000	2,125
ADT Corp.
3.500% due 07/15/2022		4,000	3,600
4.125% due 06/15/2023		2,500	2,350
4.875% due 07/15/2042		1,000	720
6.250% due 10/15/2021		2,000	2,099
AECOM
5.750% due 10/15/2022		625	646
5.875% due 10/15/2024		1,000	1,024
Aguila S.A.
7.875% due 01/31/2018		2,500	2,516
Air Medical Merger Sub Corp.
6.375% due 05/15/2023		3,000	2,685
Albea Beauty Holdings S.A.
8.375% due 11/01/2019		1,000	1,045
Alcoa, Inc.
5.125% due 10/01/2024		1,500	1,372

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Aleris International, Inc.
7.625% due 02/15/2018	$2,000	$1,710
7.875% due 11/01/2020	750	575
Algeco Scotsman Global Finance PLC
8.500% due 10/15/2018	1,500	1,264
Allegion PLC
5.875% due 09/15/2023	750	767
Allegion U.S. Holding Co., Inc.
5.750% due 10/01/2021	1,000	1,018
Alliance Data Systems Corp.
5.375% due 08/01/2022	750	716
6.375% due 04/01/2020	1,250	1,267
Alphabet Holding Co., Inc. (7.750% Cash or 8.500% PIK)
7.750% due 11/01/2017 (a)	3,000	2,932
Altice Financing S.A.
6.500% due 01/15/2022	1,000	993
6.625% due 02/15/2023	5,500	5,445
Altice Finco S.A.
7.625% due 02/15/2025	2,000	1,855
Altice Luxembourg S.A.
7.625% due 02/15/2025	3,000	2,595
7.750% due 05/15/2022	5,000	4,525
AMC Networks, Inc.
4.750% due 12/15/2022	2,000	2,007
American Builders & Contractors Supply Co., Inc.
5.625% due 04/15/2021	2,000	2,035
5.750% due 12/15/2023	1,000	1,010
Amsted Industries, Inc.
5.000% due 03/15/2022	2,000	2,010
5.375% due 09/15/2024	1,000	985
Anixter, Inc.
5.125% due 10/01/2021	500	502
5.500% due 03/01/2023	500	504
Antero Resources Corp.
5.125% due 12/01/2022	2,000	1,530
5.375% due 11/01/2021	1,000	805
6.000% due 12/01/2020	1,000	840
Aramark Services, Inc.
5.125% due 01/15/2024	1,750	1,787
Ashland, Inc.
4.750% due 08/15/2022	4,000	3,905
6.875% due 05/15/2043	1,250	1,194
Associated Materials LLC
9.125% due 11/01/2017	1,500	1,043
Audatex North America, Inc.
6.125% due 11/01/2023	1,250	1,262
Axalta Coating Systems U.S. Holdings, Inc.
7.375% due 05/01/2021	1,000	1,057
Axiall Corp.
4.875% due 05/15/2023	1,000	904
B&G Foods, Inc.
4.625% due 06/01/2021	2,500	2,484
Ball Corp.
5.250% due 07/01/2025	1,750	1,796
Baytex Energy Corp.
5.125% due 06/01/2021	750	529
5.625% due 06/01/2024	750	506
Belden, Inc.
5.250% due 07/15/2024	1,000	925
5.500% due 09/01/2022	2,000	1,935
Beverage Packaging Holdings Luxembourg S.A.
5.625% due 12/15/2016	1,500	1,487
Blue Coat Holdings, Inc.
8.375% due 06/01/2023	1,000	1,010
BMC Software Finance, Inc.
8.125% due 07/15/2021	2,000	1,337

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2015	13

Schedule of Investments PIMCO High Yield Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Boise Cascade Co.
6.375% due 11/01/2020		$750	$776
Bombardier, Inc.
5.500% due 09/15/2018		1,000	923
7.500% due 03/15/2025		2,000	1,410
Boxer Parent Co., Inc. (9.000% Cash or 9.750% PIK)
9.000% due 10/15/2019 (a)		1,000	624
Boyd Gaming Corp.
6.875% due 05/15/2023		1,000	1,033
Bristow Group, Inc.
6.250% due 10/15/2022		400	315
Building Materials Corp. of America
5.375% due 11/15/2024		4,000	4,010
6.000% due 10/15/2025		1,000	1,025
Burger King Worldwide, Inc.
6.000% due 04/01/2022		4,000	4,130
Cable One, Inc.
5.750% due 06/15/2022		1,000	998
Cablevision Systems Corp.
5.875% due 09/15/2022		2,000	1,705
CalAtlantic Group, Inc.
5.375% due 10/01/2022		1,000	1,010
California Resources Corp.
5.500% due 09/15/2021		690	221
6.000% due 11/15/2024		690	212
8.000% due 12/15/2022		3,696	1,954
Capsugel S.A. (7.000% Cash or 7.750% PIK)
7.000% due 05/15/2019 (a)		3,000	2,931
Carrizo Oil & Gas, Inc.
6.250% due 04/15/2023		1,000	815
Cascades, Inc.
5.500% due 07/15/2022		750	730
Case New Holland Industrial, Inc.
7.875% due 12/01/2017		1,250	1,328
CCO Holdings LLC
5.125% due 02/15/2023		3,000	3,011
5.125% due 05/01/2023		2,000	2,007
5.250% due 09/30/2022		4,000	4,050
5.375% due 05/01/2025		1,000	998
5.750% due 09/01/2023		2,750	2,826
5.750% due 01/15/2024		1,000	1,030
5.875% due 05/01/2027		1,000	998
6.625% due 01/31/2022		1,000	1,056
CCOH Safari LLC
5.750% due 02/15/2026		2,375	2,387
Celanese U.S. Holdings LLC
4.625% due 11/15/2022		1,000	990
Central Garden & Pet Co.
6.125% due 11/15/2023		750	761
Cequel Communications Holdings LLC
5.125% due 12/15/2021		3,000	2,711
6.375% due 09/15/2020		1,650	1,619
CeramTec Group GmbH
8.250% due 08/15/2021	EUR	1,000	1,172
CHC Helicopter S.A.
9.250% due 10/15/2020		$2,250	1,091
Chemours Co.
6.625% due 05/15/2023		2,000	1,410
7.000% due 05/15/2025		1,000	685
Chemtura Corp.
5.750% due 07/15/2021		1,500	1,515
Chesapeake Energy Corp.
8.000% due 12/15/2022		3,116	1,542
Churchill Downs, Inc.
5.375% due 12/15/2021		500	504
Clear Channel Worldwide Holdings, Inc.
6.500% due 11/15/2022		3,500	3,416

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.625% due 03/15/2020	$3,000	$2,782
CNH Industrial Capital LLC
3.375% due 07/15/2019	500	474
3.625% due 04/15/2018	2,000	1,979
4.375% due 11/06/2020	1,000	945
Coeur Mining, Inc.
7.875% due 02/01/2021	1,000	603
Cogent Communications Group, Inc.
5.375% due 03/01/2022	1,000	978
Columbus International, Inc.
7.375% due 03/30/2021	1,250	1,242
CommScope Technologies Finance LLC
6.000% due 06/15/2025	1,250	1,206
CommScope, Inc.
5.000% due 06/15/2021	1,000	963
5.500% due 06/15/2024	1,750	1,669
Community Health Systems, Inc.
5.125% due 08/01/2021	2,000	2,000
6.875% due 02/01/2022	5,000	4,769
7.125% due 07/15/2020	2,000	2,002
8.000% due 11/15/2019	2,000	2,025
Concho Resources, Inc.
5.500% due 04/01/2023	1,500	1,395
6.500% due 01/15/2022	1,750	1,689
Concordia Healthcare Corp.
7.000% due 04/15/2023	1,500	1,309
CONSOL Energy, Inc.
5.875% due 04/15/2022	1,000	625
Constellation Brands, Inc.
4.250% due 05/01/2023	2,000	2,005
4.750% due 12/01/2025	1,500	1,532
6.000% due 05/01/2022	1,000	1,102
Constellium NV
5.750% due 05/15/2024	1,000	685
ConvaTec Finance International S.A. (8.250% Cash or 9.000% PIK)
8.250% due 01/15/2019 (a)	3,000	2,801
ConvaTec Healthcare E S.A.
10.500% due 12/15/2018	3,000	3,031
Crimson Merger Sub, Inc.
6.625% due 05/15/2022 (d)	10,000	6,875
Crown Americas LLC
4.500% due 01/15/2023	2,000	1,965
CSC Holdings LLC
5.250% due 06/01/2024	2,000	1,760
7.875% due 02/15/2018	1,000	1,055
8.625% due 02/15/2019	1,000	1,067
CST Brands, Inc.
5.000% due 05/01/2023	1,250	1,244
Darling Ingredients, Inc.
5.375% due 01/15/2022	3,000	2,966
DaVita HealthCare Partners, Inc.
5.000% due 05/01/2025	3,000	2,902
5.125% due 07/15/2024	3,000	3,006
5.750% due 08/15/2022	2,000	2,067
Dean Foods Co.
6.500% due 03/15/2023	1,750	1,824
Denbury Resources, Inc.
4.625% due 07/15/2023	1,000	327
5.500% due 05/01/2022	1,000	337
Digicel Group Ltd.
7.125% due 04/01/2022	2,000	1,510
8.250% due 09/30/2020	1,000	830
Digicel Ltd.
6.000% due 04/15/2021	1,000	848

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
DISH DBS Corp.
5.000% due 03/15/2023	$3,000	$2,610
5.125% due 05/01/2020	1,000	993
5.875% due 07/15/2022	5,000	4,675
5.875% due 11/15/2024	2,000	1,785
6.750% due 06/01/2021	1,000	1,010
DJO Finance LLC
10.750% due 04/15/2020	500	455
DJO Finco, Inc.
8.125% due 06/15/2021	2,000	1,780
Dollar Tree, Inc.
5.250% due 03/01/2020	750	778
5.750% due 03/01/2023	2,000	2,095
DriveTime Automotive Group, Inc.
8.000% due 06/01/2021	1,250	1,119
Dynegy, Inc.
6.750% due 11/01/2019	3,000	2,835
7.375% due 11/01/2022	2,000	1,750
7.625% due 11/01/2024	2,000	1,720
Eagle Spinco, Inc.
4.625% due 02/15/2021	3,500	3,233
Endo Finance LLC
5.750% due 01/15/2022	3,500	3,412
5.875% due 01/15/2023	3,000	2,955
6.000% due 07/15/2023	2,000	2,000
6.000% due 02/01/2025	3,000	2,970
Energizer Holdings, Inc.
5.500% due 06/15/2025	1,000	943
EnPro Industries, Inc.
5.875% due 09/15/2022	1,500	1,492
Envision Healthcare Corp.
5.125% due 07/01/2022	2,000	1,970
Equinix, Inc.
5.875% due 01/15/2026	1,000	1,033
Era Group, Inc.
7.750% due 12/15/2022	750	615
Fiat Chrysler Automobiles NV
5.250% due 04/15/2023	2,000	1,975
First Data Corp.
5.000% due 01/15/2024	2,000	1,995
5.750% due 01/15/2024	3,000	2,962
6.750% due 11/01/2020	2,275	2,392
7.000% due 12/01/2023	2,000	2,005
First Quality Finance Co., Inc.
4.625% due 05/15/2021	1,500	1,372
First Quantum Minerals Ltd.
6.750% due 02/15/2020	1,140	741
7.000% due 02/15/2021	2,500	1,581
7.250% due 05/15/2022	1,000	630
Florida East Coast Holdings Corp.
6.750% due 05/01/2019	500	459
FMG Resources Pty. Ltd.
6.875% due 04/01/2022	759	471
8.250% due 11/01/2019	500	399
Fresenius Medical Care U.S. Finance, Inc.
4.125% due 10/15/2020	750	761
4.750% due 10/15/2024	1,250	1,225
5.625% due 07/31/2019	1,000	1,081
5.875% due 01/31/2022	1,250	1,344
FTS International, Inc.
6.250% due 05/01/2022	875	249
Gardner Denver, Inc.
6.875% due 08/15/2021	9,000	6,930
Gates Global LLC
6.000% due 07/15/2022	4,000	2,900
GCI, Inc.
6.875% due 04/15/2025	750	771

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2015

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
General Cable Corp.
5.750% due 10/01/2022	$1,250	$969
Geo Group, Inc.
5.125% due 04/01/2023	1,000	953
Getty Images, Inc.
7.000% due 10/15/2020	2,000	730
GLP Capital LP
5.375% due 11/01/2023	1,500	1,470
Graphic Packaging International, Inc.
4.875% due 11/15/2022	500	508
Griffon Corp.
5.250% due 03/01/2022	3,000	2,872
Grifols Worldwide Operations Ltd.
5.250% due 04/01/2022	2,000	2,015
Gulfport Energy Corp.
6.625% due 05/01/2023	1,000	840
7.750% due 11/01/2020	1,500	1,350
H&E Equipment Services, Inc.
7.000% due 09/01/2022	750	739
Halcon Resources Corp.
8.625% due 02/01/2020	1,000	694
HCA Holdings, Inc.
6.250% due 02/15/2021	4,000	4,250
HCA, Inc.
4.750% due 05/01/2023	5,000	4,962
5.000% due 03/15/2024	2,500	2,500
5.250% due 04/15/2025	1,000	1,010
5.375% due 02/01/2025	2,000	1,977
5.875% due 05/01/2023	1,750	1,802
7.500% due 02/15/2022 (d)	4,000	4,450
8.000% due 10/01/2018	1,000	1,122
HD Supply, Inc.
5.250% due 12/15/2021 (d)	1,500	1,536
7.500% due 07/15/2020 (d)	4,000	4,180
Hearthside Group Holdings LLC
6.500% due 05/01/2022	3,000	2,790
Hertz Corp.
5.875% due 10/15/2020	1,000	1,036
6.250% due 10/15/2022	500	520
6.750% due 04/15/2019	2,000	2,048
7.375% due 01/15/2021	1,500	1,564
Hexion, Inc.
6.625% due 04/15/2020	1,500	1,181
8.875% due 02/01/2018	1,000	710
Hilton Worldwide Finance LLC
5.625% due 10/15/2021	3,500	3,644
Hologic, Inc.
5.250% due 07/15/2022	750	768
Horizon Pharma Financing, Inc.
6.625% due 05/01/2023	1,000	895
Hughes Satellite Systems Corp.
6.500% due 06/15/2019	450	487
7.625% due 06/15/2021	1,000	1,064
Huntington Ingalls Industries, Inc.
5.000% due 12/15/2021	750	767
5.000% due 11/15/2025	1,500	1,526
Huntsman International LLC
4.875% due 11/15/2020	2,000	1,835
5.125% due 11/15/2022	1,500	1,357
iHeartCommunications, Inc.
9.000% due 03/01/2021	2,500	1,753
IHS, Inc.
5.000% due 11/01/2022	625	635
Immucor, Inc.
11.125% due 08/15/2019	1,000	915

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INEOS Group Holdings S.A.
5.875% due 02/15/2019	$1,000	$974
6.125% due 08/15/2018	1,000	994
Intelsat Jackson Holdings S.A.
5.500% due 08/01/2023	4,000	3,160
6.625% due 12/15/2022	2,500	1,606
7.250% due 10/15/2020	2,000	1,750
7.500% due 04/01/2021	3,000	2,625
Intelsat Luxembourg S.A.
7.750% due 06/01/2021	1,500	705
8.125% due 06/01/2023	1,000	455
Interactive Data Corp.
5.875% due 04/15/2019	2,250	2,306
International Game Technology PLC
6.250% due 02/15/2022	1,500	1,410
6.500% due 02/15/2025	1,500	1,327
Italics Merger Sub, Inc.
7.125% due 07/15/2023	1,000	910
Jarden Corp.
5.000% due 11/15/2023	750	771
7.500% due 05/01/2017	1,500	1,541
JMC Steel Group, Inc.
8.250% due 03/15/2018	2,000	1,335
Kinetic Concepts, Inc.
10.500% due 11/01/2018	3,000	2,932
12.500% due 11/01/2019	2,000	1,825
KLX, Inc.
5.875% due 12/01/2022	3,500	3,342
L Brands, Inc.
5.625% due 02/15/2022	1,000	1,064
Lamar Media Corp.
5.000% due 05/01/2023	1,000	1,018
5.875% due 02/01/2022	500	528
Land O’ Lakes, Inc.
6.000% due 11/15/2022	1,000	1,050
Laredo Petroleum, Inc.
5.625% due 01/15/2022	1,000	875
7.375% due 05/01/2022	1,000	925
Level 3 Financing, Inc.
5.125% due 05/01/2023	1,250	1,245
5.375% due 01/15/2024	1,000	1,008
5.375% due 05/01/2025	1,000	999
LifePoint Health, Inc.
5.500% due 12/01/2021	2,000	2,040
5.875% due 12/01/2023	1,000	1,018
LIN Television Corp.
5.875% due 11/15/2022	750	748
Live Nation Entertainment, Inc.
7.000% due 09/01/2020	1,000	1,040
LKQ Corp.
4.750% due 05/15/2023	1,500	1,414
Mallinckrodt International Finance S.A.
4.750% due 04/15/2023	3,500	3,115
5.500% due 04/15/2025	1,000	925
5.625% due 10/15/2023	1,000	955
5.750% due 08/01/2022	3,250	3,136
Manitowoc Co., Inc.
5.875% due 10/15/2022	1,250	1,297
8.500% due 11/01/2020	1,000	1,038
Masonite International Corp.
5.625% due 03/15/2023	1,000	1,038
Matador Resources Co.
6.875% due 04/15/2023	500	468
MCE Finance Ltd.
5.000% due 02/15/2021	2,000	1,830

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MEDNAX, Inc.
5.250% due 12/01/2023	$1,000	$1,008
MGM Resorts International
6.000% due 03/15/2023	4,000	3,980
6.625% due 12/15/2021 (d)	5,000	5,144
6.750% due 10/01/2020	4,000	4,130
7.625% due 01/15/2017	1,000	1,045
7.750% due 03/15/2022	2,000	2,132
8.625% due 02/01/2019	1,500	1,669
MPH Acquisition Holdings LLC
6.625% due 04/01/2022	3,000	3,015
MPLX LP
4.500% due 07/15/2023	2,500	2,249
4.875% due 12/01/2024	1,000	903
4.875% due 06/01/2025	1,000	900
5.500% due 02/15/2023	750	660
MSCI, Inc.
5.250% due 11/15/2024	500	509
5.750% due 08/15/2025	1,000	1,028
Multi-Color Corp.
6.125% due 12/01/2022	1,000	995
Murphy Oil USA, Inc.
6.000% due 08/15/2023	1,250	1,319
NBTY, Inc.
9.000% due 10/01/2018	1,500	1,522
NCL Corp. Ltd.
4.625% due 11/15/2020	1,000	984
NCR Corp.
4.625% due 02/15/2021	1,500	1,434
5.000% due 07/15/2022	2,000	1,947
5.875% due 12/15/2021	500	494
6.375% due 12/15/2023	500	494
Neptune Finco Corp.
6.625% due 10/15/2025	1,000	1,043
10.125% due 01/15/2023	1,000	1,045
NeuStar, Inc.
4.500% due 01/15/2023	400	322
Newfield Exploration Co.
5.375% due 01/01/2026	3,000	2,497
Nexteer Automotive Group Ltd.
5.875% due 11/15/2021	750	769
Nielsen Co. Luxembourg SARL
5.500% due 10/01/2021	2,000	2,057
Nielsen Finance LLC
5.000% due 04/15/2022	1,750	1,735
Norbord, Inc.
6.250% due 04/15/2023	1,000	993
Novelis, Inc.
8.750% due 12/15/2020	3,500	3,229
Numericable-SFR S.A.S.
4.875% due 05/15/2019	2,750	2,733
6.000% due 05/15/2022	5,000	4,862
6.250% due 05/15/2024	4,000	3,870
NXP BV
4.125% due 06/15/2020	1,000	1,003
5.750% due 03/15/2023	3,000	3,105
Oasis Petroleum, Inc.
6.500% due 11/01/2021	1,000	668
6.875% due 03/15/2022	2,000	1,290
6.875% due 01/15/2023	750	469
Oshkosh Corp.
5.375% due 03/01/2025	625	616
Outfront Media Capital LLC
5.250% due 02/15/2022	500	513
5.625% due 02/15/2024	1,000	1,031
5.875% due 03/15/2025	1,000	1,019

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2015	15

Schedule of Investments PIMCO High Yield Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Party City Holdings, Inc.
6.125% due 08/15/2023		$1,250	$1,219
Penn National Gaming, Inc.
5.875% due 11/01/2021		1,500	1,462
Perstorp Holding AB
8.750% due 05/15/2017		3,000	2,985
11.000% due 08/15/2017		1,250	1,181
Petco Animal Supplies, Inc.
9.250% due 12/01/2018		2,500	2,569
Petco Holdings, Inc. (8.500% Cash or 9.250% PIK)
8.500% due 10/15/2017 (a)		2,000	2,037
Pilgrim’s Pride Corp.
5.750% due 03/15/2025		2,000	1,950
Pinnacle Entertainment, Inc.
6.375% due 08/01/2021		1,500	1,584
7.500% due 04/15/2021		1,000	1,048
Pinnacle Foods Finance LLC
4.875% due 05/01/2021		3,000	2,887
Pinnacle Operating Corp.
9.000% due 11/15/2020		500	471
Platform Specialty Products Corp.
6.500% due 02/01/2022		5,000	4,350
Ply Gem Industries, Inc.
6.500% due 02/01/2022		3,000	2,756
Post Holdings, Inc.
6.000% due 12/15/2022		2,500	2,459
6.750% due 12/01/2021		3,500	3,579
7.375% due 02/15/2022		2,000	2,092
7.750% due 03/15/2024		1,000	1,050
8.000% due 07/15/2025		750	797
PRA Holdings, Inc.
9.500% due 10/01/2023		1,000	1,092
Prestige Brands, Inc.
5.375% due 12/15/2021		2,750	2,654
8.125% due 02/01/2020		500	520
PSPC Escrow Corp.
6.000% due 02/01/2023	EUR	500	469
PVH Corp.
4.500% due 12/15/2022		$2,500	2,456
Qualitytech LP
5.875% due 08/01/2022		2,000	2,047
Quintiles Transnational Corp.
4.875% due 05/15/2023		2,000	2,020
Range Resources Corp.
4.875% due 05/15/2025		1,000	764
5.000% due 08/15/2022		1,000	753
5.000% due 03/15/2023		2,000	1,500
5.750% due 06/01/2021		500	398
Regency Energy Partners LP
4.500% due 11/01/2023		1,500	1,300
5.500% due 04/15/2023		1,500	1,353
Reynolds Group Issuer, Inc.
5.750% due 10/15/2020		5,000	5,098
6.875% due 02/15/2021		1,500	1,549
7.875% due 08/15/2019		1,000	1,039
8.250% due 02/15/2021		3,000	2,902
9.875% due 08/15/2019		1,000	1,009
Rice Energy, Inc.
6.250% due 05/01/2022		500	363
7.250% due 05/01/2023		1,000	735
Rite Aid Corp.
6.125% due 04/01/2023		2,000	2,077
Rockies Express Pipeline LLC
5.625% due 04/15/2020		2,250	2,081
6.000% due 01/15/2019		1,500	1,432
6.875% due 04/15/2040		500	433

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
RSI Home Products, Inc.
6.500% due 03/15/2023		$1,000	$1,035
Sabine Pass Liquefaction LLC
5.625% due 02/01/2021		750	694
5.625% due 04/15/2023		2,500	2,206
5.750% due 05/15/2024		5,000	4,375
Sable International Finance Ltd.
8.750% due 02/01/2020		1,000	1,053
Sabre GLBL, Inc.
5.250% due 11/15/2023		1,500	1,491
5.375% due 04/15/2023		1,500	1,500
Sally Holdings LLC
5.625% due 12/01/2025		2,250	2,284
5.750% due 06/01/2022		1,500	1,560
Sanchez Energy Corp.
6.125% due 01/15/2023		2,250	1,226
SandRidge Energy, Inc.
7.500% due 03/15/2021 ^		500	55
7.500% due 02/15/2023 ^		500	57
SBA Communications Corp.
4.875% due 07/15/2022		2,500	2,472
5.625% due 10/01/2019		500	523
SBA Telecommunications, Inc.
5.750% due 07/15/2020		1,000	1,044
Schaeffler Finance BV
4.250% due 05/15/2021		3,000	2,992
4.750% due 05/15/2021		3,000	3,030
4.750% due 05/15/2023		1,250	1,231
Schaeffler Holding Finance BV (6.250% Cash or 6.250% PIK)
6.250% due 11/15/2019 (a)		1,750	1,835
Schaeffler Holding Finance BV (6.750% Cash or 6.750% PIK)
6.750% due 11/15/2022 (a)		4,000	4,320
Schaeffler Holding Finance BV (6.875% Cash or 7.625% PIK)
6.875% due 08/15/2018 (a)		3,500	3,614
Scientific Games International, Inc.
6.250% due 09/01/2020		1,250	594
7.000% due 01/01/2022		1,000	960
10.000% due 12/01/2022		1,500	1,072
Scotts Miracle-Gro Co.
6.000% due 10/15/2023		1,375	1,440
Sealed Air Corp.
4.875% due 12/01/2022		500	503
5.125% due 12/01/2024		1,000	1,005
5.250% due 04/01/2023		1,500	1,537
5.500% due 09/15/2025		1,000	1,023
Sensata Technologies BV
4.875% due 10/15/2023		2,250	2,197
5.000% due 10/01/2025		1,000	980
5.625% due 11/01/2024		1,250	1,283
Sensata Technologies UK Financing Co. PLC
6.250% due 02/15/2026		1,500	1,564
Serta Simmons Bedding LLC
8.125% due 10/01/2020		2,500	2,625
Seventy Seven Operating LLC
6.625% due 11/15/2019		1,000	355
SIG Combibloc Holdings S.C.A.
7.750% due 02/15/2023	EUR	1,750	1,992
Signode Industrial Group Lux S.A.
6.375% due 05/01/2022		$3,500	2,992
Sinclair Television Group, Inc.
5.625% due 08/01/2024		1,500	1,464
6.125% due 10/01/2022		1,000	1,025
Sirius XM Radio, Inc.
5.375% due 04/15/2025		3,000	3,026

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Smithfield Foods, Inc.
6.625% due 08/15/2022	$3,000	$3,124
Smurfit Kappa Treasury Funding Ltd.
7.500% due 11/20/2025	500	579
Spectrum Brands, Inc.
5.750% due 07/15/2025	1,500	1,545
6.125% due 12/15/2024	1,000	1,045
6.375% due 11/15/2020	500	534
6.625% due 11/15/2022	2,500	2,650
Springs Industries, Inc.
6.250% due 06/01/2021	3,000	2,985
Starz LLC
5.000% due 09/15/2019	1,500	1,522
Steel Dynamics, Inc.
5.125% due 10/01/2021	1,000	930
5.500% due 10/01/2024	500	458
6.125% due 08/15/2019	500	506
6.375% due 08/15/2022	500	483
Suburban Propane Partners LP
5.750% due 03/01/2025	1,000	820
7.375% due 08/01/2021	182	176
Sun Products Corp.
7.750% due 03/15/2021	2,500	2,181
Sunoco LP
5.500% due 08/01/2020	2,000	1,905
T-Mobile USA, Inc.
6.250% due 04/01/2021	2,000	2,070
6.375% due 03/01/2025	2,000	2,030
6.500% due 01/15/2026	2,000	2,024
6.625% due 11/15/2020	1,000	1,042
6.625% due 04/01/2023	3,000	3,067
6.731% due 04/28/2022	2,500	2,612
6.836% due 04/28/2023	2,000	2,075
TEGNA, Inc.
4.875% due 09/15/2021	500	503
5.500% due 09/15/2024	1,000	1,003
Teine Energy Ltd.
6.875% due 09/30/2022	750	608
Tempur Sealy International, Inc.
5.625% due 10/15/2023	1,250	1,269
Tenet Healthcare Corp.
4.375% due 10/01/2021	2,000	1,940
4.500% due 04/01/2021	4,000	3,920
5.000% due 03/01/2019	3,000	2,782
6.000% due 10/01/2020	1,000	1,057
6.750% due 06/15/2023	1,000	929
8.000% due 08/01/2020	1,500	1,511
8.125% due 04/01/2022	1,000	1,003
Terex Corp.
6.000% due 05/15/2021	1,100	1,018
Tesoro Logistics LP
5.875% due 10/01/2020	391	375
6.250% due 10/15/2022	1,500	1,429
Time, Inc.
5.750% due 04/15/2022	1,750	1,606
TransDigm, Inc.
5.500% due 10/15/2020	2,000	1,945
6.000% due 07/15/2022	2,500	2,456
6.500% due 07/15/2024	4,000	3,998
TreeHouse Foods, Inc.
4.875% due 03/15/2022	2,000	1,910
Tribune Media Co.
5.875% due 07/15/2022	1,500	1,504
Trinseo Materials Operating S.C.A.
6.750% due 05/01/2022	1,000	988
Triumph Group, Inc.
4.875% due 04/01/2021	1,000	811

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2015

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Tronox Finance LLC
6.375% due 08/15/2020		$1,500	$910
7.500% due 03/15/2022		1,000	583
Tullow Oil PLC
6.250% due 04/15/2022		2,000	1,350
U.S. Foods, Inc.
8.500% due 06/30/2019		1,000	1,033
United Rentals North America, Inc.
4.625% due 07/15/2023		4,000	4,005
5.500% due 07/15/2025		1,250	1,217
6.125% due 06/15/2023		500	514
7.625% due 04/15/2022		2,250	2,416
8.250% due 02/01/2021		692	727
Unitymedia GmbH
6.125% due 01/15/2025		1,000	992
Unitymedia Hessen GmbH & Co. KG
5.000% due 01/15/2025		3,000	2,876
5.500% due 01/15/2023		2,500	2,503
5.750% due 01/15/2023	EUR	135	156
Univar USA, Inc.
6.750% due 07/15/2023		$1,000	915
Univision Communications, Inc.
5.125% due 05/15/2023		4,000	3,870
5.125% due 02/15/2025		4,500	4,286
6.750% due 09/15/2022		1,357	1,411
UPC Holding BV
6.750% due 03/15/2023	EUR	2,000	2,350
6.750% due 03/15/2023	CHF	1,000	1,080
UPCB Finance Ltd.
5.375% due 01/15/2025		$1,000	948
7.250% due 11/15/2021		1,125	1,200
USG Corp.
5.500% due 03/01/2025		1,250	1,273
5.875% due 11/01/2021		2,500	2,612
Valeant Pharmaceuticals International, Inc.
5.500% due 03/01/2023		1,250	1,106
5.625% due 12/01/2021		3,000	2,775
5.875% due 05/15/2023		2,000	1,795
6.125% due 04/15/2025		3,250	2,909
6.375% due 10/15/2020		2,000	1,940
6.750% due 08/15/2021		2,000	1,940
7.000% due 10/01/2020		1,000	1,003
7.250% due 07/15/2022		3,000	2,947
7.500% due 07/15/2021		3,000	3,007
VeriSign, Inc.
4.625% due 05/01/2023		2,000	1,946
5.250% due 04/01/2025		1,000	1,008
Videotron Ltd.
5.375% due 06/15/2024		1,250	1,259
Vista Outdoor, Inc.
5.875% due 10/01/2023		2,000	2,060
WhiteWave Foods Co.
5.375% due 10/01/2022		1,000	1,060
Whiting Petroleum Corp.
5.750% due 03/15/2021		3,000	2,202
6.250% due 04/01/2023		2,000	1,450
Wind Acquisition Finance S.A.
4.750% due 07/15/2020		3,000	2,977
7.375% due 04/23/2021		3,000	2,842
Wise Metals Group LLC
8.750% due 12/15/2018		1,000	763
Wolverine World Wide, Inc.
6.125% due 10/15/2020		500	523
WPX Energy, Inc.
5.250% due 09/15/2024		1,000	665
7.500% due 08/01/2020		750	611
8.250% due 08/01/2023		1,000	803

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
WR Grace & Co-Conn
5.125% due 10/01/2021	$1,000	$1,013
5.625% due 10/01/2024	900	912
Wynn Las Vegas LLC
4.250% due 05/30/2023	1,000	859
5.375% due 03/15/2022	2,500	2,379
5.500% due 03/01/2025	2,500	2,237
Wynn Macau Ltd.
5.250% due 10/15/2021	2,000	1,770
XPO Logistics, Inc.
6.500% due 06/15/2022	3,250	3,018
7.875% due 09/01/2019	2,250	2,296
Zebra Technologies Corp.
7.250% due 10/15/2022	2,000	2,095
ZF North America Capital, Inc.
4.750% due 04/29/2025	2,500	2,391
Ziggo Bond Finance BV
5.875% due 01/15/2025	2,000	1,862

		801,130

UTILITIES 7.9%
AES Corp.
3.414% due 06/01/2019	1,500	1,380
7.375% due 07/01/2021	2,250	2,306
8.000% due 06/01/2020	1,500	1,657
Blue Racer Midstream LLC
6.125% due 11/15/2022	2,000	1,390
Calpine Corp.
5.375% due 01/15/2023	4,000	3,610
5.750% due 01/15/2025	3,000	2,659
Covanta Holding Corp.
5.875% due 03/01/2024	1,025	933
7.250% due 12/01/2020	500	518
EP Energy LLC
9.375% due 05/01/2020	2,000	1,285
Frontier Communications Corp.
6.875% due 01/15/2025	3,000	2,482
7.125% due 03/15/2019	1,125	1,131
10.500% due 09/15/2022	500	498
11.000% due 09/15/2025	1,250	1,241
Genesis Energy LP
5.625% due 06/15/2024	1,000	765
6.000% due 05/15/2023	1,250	1,006
6.750% due 08/01/2022	2,000	1,710
LBC Tank Terminals Holding Netherlands BV
6.875% due 05/15/2023	1,000	995
Midwest Generation LLC
8.560% due 01/02/2016	45	45
Northwestern Bell Telephone
7.750% due 05/01/2030	1,208	1,303
NRG Energy, Inc.
6.250% due 07/15/2022	2,250	1,963
6.250% due 05/01/2024	1,000	845
6.625% due 03/15/2023	1,500	1,309
7.625% due 01/15/2018	3,000	3,142
7.875% due 05/15/2021	1,000	943
8.250% due 09/01/2020	2,250	2,194
NSG Holdings LLC
7.750% due 12/15/2025	1,417	1,537
Parsley Energy LLC
7.500% due 02/15/2022	500	480
PBF Logistics LP
6.875% due 05/15/2023	500	458
Petrobras Global Finance BV
6.250% due 03/17/2024	250	180
6.750% due 01/27/2041	250	161

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Red Oak Power LLC
8.540% due 11/30/2019	$552	$577
Rose Rock Midstream LP
5.625% due 11/15/2023	500	358
Sprint Capital Corp.
6.875% due 11/15/2028	3,000	2,107
6.900% due 05/01/2019	3,000	2,460
8.750% due 03/15/2032	3,000	2,257
Sprint Communications, Inc.
6.000% due 11/15/2022	4,500	3,240
7.000% due 03/01/2020	1,500	1,508
9.000% due 11/15/2018	1,500	1,582
Sprint Corp.
7.125% due 06/15/2024	3,500	2,564
7.250% due 09/15/2021	3,000	2,242
7.625% due 02/15/2025	1,500	1,103
7.875% due 09/15/2023	2,000	1,507
Summit Midstream Holdings LLC
5.500% due 08/15/2022	1,250	931
Talen Energy Supply LLC
4.625% due 07/15/2019	3,000	2,265
6.500% due 06/01/2025	1,000	665
Targa Resources Partners LP
4.125% due 11/15/2019	750	628
4.250% due 11/15/2023	2,000	1,550
5.000% due 01/15/2018	1,000	930
5.250% due 05/01/2023	2,000	1,630
6.375% due 08/01/2022	375	325
6.625% due 10/01/2020	1,000	908
Telecom Italia Capital S.A.
6.375% due 11/15/2033	1,000	960
Telecom Italia SpA
5.303% due 05/30/2024	5,100	5,055
Tenaska Alabama Partners LP
7.000% due 06/30/2021	1,143	1,184
Terraform Global Operating LLC
9.750% due 08/15/2022	500	401
TerraForm Power Operating LLC
5.875% due 02/01/2023	2,000	1,665
6.125% due 06/15/2025	500	405
Virgin Media Finance PLC
5.750% due 01/15/2025	1,000	965
6.000% due 10/15/2024	1,500	1,502
6.375% due 04/15/2023	2,000	2,037
Williams Partners LP
4.875% due 05/15/2023	2,000	1,624

		87,261

Total Corporate Bonds & Notes (Cost $1,082,853)		1,006,137

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.2%
Bear Stearns ALT-A Trust
4.193% due 11/25/2036 ^	664	483
Citigroup Mortgage Loan Trust, Inc.
2.623% due 03/25/2034	7	7
Countrywide Alternative Loan Trust
0.632% due 05/20/2046 ^	106	81
Countrywide Home Loan Mortgage Pass-Through Trust
0.742% due 03/25/2035	69	53
2.606% due 05/20/2036 ^	369	333
GSR Mortgage Loan Trust
2.993% due 04/25/2035	8	8
IndyMac Mortgage Loan Trust
6.000% due 07/25/2037	486	439
WaMu Mortgage Pass-Through Certificates Trust
2.185% due 12/25/2036 ^	407	363

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2015	17

Schedule of Investments PIMCO High Yield Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.408% due 09/25/2036 ^	$26	$24
Washington Mutual Mortgage Pass-Through Certificates Trust
1.227% due 05/25/2046	36	26

Total Non-Agency Mortgage-Backed Securities (Cost $1,308)		1,817

ASSET-BACKED SECURITIES 0.0%
Credit-Based Asset Servicing and Securitization LLC
0.492% due 01/25/2037 ^	93	43

Total Asset-Backed Securities (Cost $63)		43

SHORT-TERM INSTRUMENTS 0.0%

REPURCHASE AGREEMENTS (c) 0.0%
		503

U.S. TREASURY BILLS 0.0%
0.118% due 01/14/2016 (g)	291	291

Total Short-Term Instruments (Cost $794)		794

Total Investments in Securities (Cost $1,088,500)		1,012,291

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 8.4%

SHORT-TERM INSTRUMENTS 8.4%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 8.4%
PIMCO Short-Term Floating NAV Portfolio III	9,322,912	$92,054

Total Short-Term Instruments (Cost $92,415)		92,054

Total Investments in Affiliates (Cost $92,415)		92,054

Total Investments 99.9% (Cost $1,180,915)		$1,104,345

Financial Derivative Instruments (e)(f) 0.0% (Cost or Premiums, net $0)		(66)

Other Assets and Liabilities, net 0.1%		1,075

Net Assets 100.0%		$1,105,354

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Payment in-kind bond security.
(b)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(c)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.010%	12/31/2015	01/04/2016	$503	Fannie Mae 2.140% due 11/07/2022	$(515)	$503	$503

Total Repurchase Agreements						$(515)	$503	$503

(1)	Includes accrued interest.

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Reverse Repurchase Agreements
RBC	1.062%	12/15/2015	03/15/2016	$(8,430)	$(8,435)
UBS	1.195	12/15/2015	01/15/2016	(7,169)	(7,174)

Total Reverse Repurchase Agreements					$(15,609)

(2)	The average amount of borrowings outstanding during the period ended December 31, 2015 was $(727) at a weighted average interest rate of 1.123%.

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2015

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of December 31, 2015:

(d)	Securities with an aggregate market value of $17,513 have been pledged as collateral under the terms of the following master agreements as of December 31, 2015.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (3)
Global/Master Repurchase Agreement
RBC	$0	$(8,435)	$0	$(8,435)	$9,626	$1,191
SSB	503	0	0	503	(515)	(12)
UBS	0	(7,174)	0	(7,174)	7,888	714

Total Borrowings and Other Financing Transactions	$503	$(15,609)	$0

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$(7,174)	$(8,435)	$0	$(15,609)

Total Borrowings	$0	$(7,174)	$(8,435)	$0	$(15,609)

Gross amount of recognized liabilities for reverse repurchase agreements					$(15,609)

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount (2)	Market Value (3)	Unrealized (Depreciation)	Variation Margin
						Asset	Liability
CDX.HY-23 5-Year Index	5.000%	12/20/2019	$24,250	$1,340	$(92)	$32	$0
CDX.HY-25 5-Year Index	5.000	12/20/2020	15,000	210	(237)	25	0

Total Swap Agreements				$1,550	$(329)	$57	$0

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2015:

Cash of $2,927 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2015. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$0	$57	$57	$0	$0	$0	$0

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2015	19

Schedule of Investments PIMCO High Yield Portfolio (Cont.)

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	02/2016	$		1,219		GBP	801	$0	$(38)

CBK	02/2016			2,369		EUR	2,156	0	(23)

JPM	02/2016		CHF	1,118	$		1,115	0	(3)
	02/2016		EUR	9,971			10,720	0	(126)
	02/2016		GBP	1,543			2,342	67	0

Total Forward Foreign Currency Contracts								$67	$(190)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of December 31, 2015:

(g)	Securities with an aggregate market value of $291 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2015.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (1)
BOA	$0	$0	$0	$0	$(38)	$0	$0	$(38)	$(38)	$0	$(38)
CBK	0	0	0	0	(23)	0	0	(23)	(23)	0	(23)
JPM	67	0	0	67	(129)	0	0	(129)	(62)	291	229

Total Over the Counter	$67	$0	$0	$67	$(190)	$0	$0	$(190)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$57	$0	$0	$0	$57

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$67	$0	$67

	$0	$57	$0	$67	$0	$124

Financial Derivative Instruments - Liabilities
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$190	$0	$190

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2015

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended December 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$1,121	$0	$0	$0	$1,121

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,794	$0	$1,794

	$0	$1,121	$0	$1,794	$0	$2,915

Net Change in Unrealized (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$(524)	$0	$0	$0	$(524)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(599)	$0	$(599)

	$0	$(524)	$0	$(599)	$0	$(1,123)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2015 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2015
Investments in Securities, at Value
Bank Loan Obligations	$0	$0	$3,500	$3,500
Corporate Bonds & Notes
Banking & Finance	0	117,746	0	117,746
Industrials	0	801,130	0	801,130
Utilities	0	87,261	0	87,261
Non-Agency Mortgage-Backed Securities	0	1,817	0	1,817
Asset-Backed Securities	0	43	0	43
Short-Term Instruments
Repurchase Agreements	0	503	0	503
U.S. Treasury Bills	0	291	0	291
	$0	$1,008,791	$3,500	$1,012,291

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	92,054	0	0	92,054

Total Investments	$92,054	$1,008,791	$3,500	$1,104,345

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2015
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$57	$0	$57
Over the counter	0	67	0	67
	$0	$124	$0	$124

Financial Derivative Instruments - Liabilities
Over the counter	$0	$(190)	$0	$(190)

Totals	$92,054	$1,008,725	$3,500	$1,104,279

There were no significant transfers between Levels 1, 2, or 3 during the period ended December 31, 2015.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2015	21

Notes to Financial Statements

1. ORGANIZATION

The PIMCO High Yield Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Institutional, Administrative and Advisor. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies are recorded as dividend income. Long-term capital gain distributions received from registered investment companies are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract (see Financial Derivative Instruments, if any). Realized foreign exchange gains or losses arising from sales of spot foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains and losses arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and

22	PIMCO VARIABLE INSURANCE TRUST

December 31, 2015

administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Portfolio’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of transactions that may cause character differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed (overdistributed) net realized gains (losses) and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) New Accounting Pronouncements  In June 2014, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2014-11, that expanded secured borrowing accounting for certain repurchase agreements. The ASU also sets forth additional disclosure requirements for certain transactions accounted for as sales in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. The ASU became effective prospectively for annual periods beginning after December 15, 2014, and interim periods beginning after March 15, 2015. The Portfolio has adopted the ASU. The financial statements have been modified to provide enhanced disclosures surrounding secured borrowing transactions, if any. See the Notes to Schedule of Investments for additional details.

In August 2014, the FASB issued ASU 2014-15 requiring management to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the entity’s ability to continue as a going concern. The ASU is effective prospectively for annual periods ending after December 15, 2016, and interim periods thereafter. At this time, management is evaluating the implications of these changes on the financial statements.

In May 2015, the FASB issued ASU 2015-07 which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the NAV per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of the Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets attributable to the Portfolio or class, less any liabilities, by the total number of shares outstanding of the Portfolio or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Portfolio reserves the right to change the time its NAV is calculated if the Portfolio closes earlier, or as permitted by the SEC.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on

ANNUAL REPORT	DECEMBER 31, 2015	23

Notes to Financial Statements (Cont.)

more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services or other pricing sources. With respect to any portion of the Portfolio’s assets that are invested in one or more open-end management investment companies (other than exchange-traded funds (“ETFs”)), a Portfolio’s NAV will be calculated based upon the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. Foreign (non-U.S.) exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board (“Valuation Oversight Committee”), generally based on recommendations provided by the Adviser. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for

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determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When a Portfolio uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1 — Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers in and out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually

ANNUAL REPORT	DECEMBER 31, 2015	25

Notes to Financial Statements (Cont.)

consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemption where the inputs to the NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Prior to July 31, 2015, short-term investments having a maturity of 60 days or less and repurchase agreements were generally valued at amortized cost which approximates fair value. Short-term debt instruments having a remaining maturity of 60 days or less are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. Other than swap agreements, which are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services or other pricing sources, these contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange (if available). For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

The validity of the fair value is reviewed by the Adviser on a periodic basis and may be amended in accordance with the Trust’s valuation procedures.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds

26	PIMCO VARIABLE INSURANCE TRUST

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are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Portfolio. The tables below show the Portfolio’s transactions in and earnings from investments in these affiliated Funds for the period ended December 31, 2015 (amounts in thousands†):

Investments in PIMCO Short-Term Floating NAV Portfolio*

Market Value 12/31/2014	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2015	Dividend Income (1)	Realized Net Capital Gain Distributions (1)
$10	$0	$(10)	$0	$0	$0	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	Effective July 1, 2015, the Portfolio was liquidated.
(1)	A portion of this may be recharacterized to return of capital and reflected as such on tax forms mailed to shareholders on or about January 31st following each calendar year.

Investments in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2014	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2015	Dividend Income (1)	Realized Net Capital Gain Distributions (1)
$87,554	$556,140	$(551,300)	$(436)	$96	$92,054	$740	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	A portion of this may be recharacterized to return of capital and reflected as such on tax forms mailed to shareholders on or about January 31st following each calendar year.

(b) Investments in Securities

Loan Participations, Assignments and Originations  The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by a Portfolio. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments from lenders it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Portfolio may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Portfolio may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Portfolio may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. As of December 31, 2015, the Portfolio had $3,500 in unfunded loan commitments outstanding.

Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are

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Notes to Financial Statements (Cont.)

created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Payment In-Kind Securities  The Portfolio may invest in payment in-kind securities (“PIKs”). PIKs may give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same term, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation or depreciation on investments to interest receivable on the Statement of Assets and Liabilities.

U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location of these instruments is described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note7, Principal Risks.

(a) Line of Credit  The Portfolio has entered into a credit agreement with State Street Bank & Trust Company and other commercial banks to be utilized for temporary purposes to fund shareholder redemptions or for other short-term liquidity purposes. State Street Bank & Trust Company serves as both a bank and as an agent for the other banks that are parties to the agreement. There is a maximum available commitment amount for the Portfolio equal to $65,000,000. The

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Portfolio has agreed to pay commitment fees and facility fees of $159,455 of which $134,825 were paid during the period and are included in interest expense in the Statements of Operations. During the period, there were no borrowings on this line of credit.

(b) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for the receipt of collateral, which may result in interest expense to the Portfolio.

(c) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  The Portfolio may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a

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Notes to Financial Statements (Cont.)

component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are included within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

For purposes of applying the Portfolio’s investment policies and restrictions, swap agreements are generally valued by the Portfolio at market value. In the case of a credit default swap (see below), however, in applying certain of the Portfolio’s investment policies and restrictions, the Portfolio will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions. For example, the Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines (if any) because such value reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements  A Portfolio may use credit default swaps on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified

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December 31, 2015

valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

7. PRINCIPAL RISKS

In the normal course of business, the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in financial derivative instruments and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Portfolio may lose money if these changes are not anticipated by the Portfolio’s management. The Portfolio may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Duration is a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. Convexity is an additional measure of interest rate sensitivity that measures the rate of change of duration in response to changes in interest rates. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). At present, the U.S. is experiencing historically low interest rates. The Portfolio may be subject to heightened interest rate risk because the Fed has ended its quantitative easing program and has begun, and may continue, to raise interest rates. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause the Portfolio to lose value. If the Portfolio lost enough value, the Portfolio could face increased redemptions by shareholders, which could further impair its performance.

To the extent that the Portfolio may invest in securities and instruments that are economically tied to Russia, the Portfolio is subject to various risks such as, but not limited to political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, and

ANNUAL REPORT	DECEMBER 31, 2015	31

Notes to Financial Statements (Cont.)

unpredictable taxation. Investments in Russia are particularly subject to the risk that further economic sanctions may be imposed by the United States and/or other countries. Such sanctions — which may impact companies in many sectors, including energy, financial services and defense, among others — may negatively impact the Portfolio’s performance and/or ability to achieve its investment objective. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, difficulties in obtaining accurate prices, a smaller market capitalization and a smaller number of traded securities. Settlement, clearing and registration of securities transactions are subject to risks, which may result in significant delays or problems in registering the transfer of securities, including issues with foreign nominee accounts held with custodian banks. It is possible that the ownership rights of the Portfolio could be lost through fraud or negligence. In addition, it may be difficult for the Portfolio to enforce any rights it may have in the event of loss of share registration. Adverse currency exchange rates are a risk and there may be a lack of available currency hedging instruments. Investments in Russia may be subject to the risk of nationalization or expropriation of assets. Oil, natural gas, metals, and timber account for a significant portion of Russia’s exports, leaving the country vulnerable to swings in world prices.

If the Portfolio invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivative instruments that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency-denominated securities may reduce the Portfolio’s returns.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

The Portfolio’s investments in commodity-linked financial derivative instruments may subject the Portfolio to greater market price volatility than investments in traditional securities. The value of commodity-linked financial derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges, where applicable. For financial derivative instruments traded on exchanges or clearinghouses, the primary credit risk is the creditworthiness of the Portfolio’s clearing broker or the exchange or clearinghouse itself. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivative instruments contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities and financial derivative instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. PIMCO, as the Adviser, minimizes counterparty risks to the Portfolio through a number of ways. Prior to entering into transactions with a new counterparty, the PIMCO Counterparty Risk Committee conducts an extensive credit review of such counterparty and must approve the use of such counterparty. Furthermore, pursuant to the terms of the underlying contract, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold, such counterparty shall advance collateral to the Portfolio in the form of cash or securities equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered

32	PIMCO VARIABLE INSURANCE TRUST

December 31, 2015

minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared over the counter (“OTC”) derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk is significantly reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of an FCM default scenario further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”)

ANNUAL REPORT	DECEMBER 31, 2015	33

Notes to Financial Statements (Cont.)

and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.35%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $35,000, plus $3,600 for each Board meeting attended in person, $750 for each committee meeting attended and $750 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $5,000, the valuation oversight committee lead receives an additional annual retainer of $3,250 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads) and the governance committee chair receives an additional annual retainer of $1,500.

These expenses are allocated on a pro rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio, which does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8 and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods

34	PIMCO VARIABLE INSURANCE TRUST

December 31, 2015

of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The transaction costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2015, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$0	$0	$294,526	$252,272

†	A zero balance may reflect actual amounts rounding to less than one thousand.

12. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2015		Year Ended 12/31/2014
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	423	$3,286	71	$576
Administrative Class	41,398	324,793	44,503	361,310
Advisor Class	14,503	113,867	10,530	85,356
Issued as reinvestment of distributions
Institutional Class	41	313	33	267
Administrative Class	10,201	78,081	7,685	62,360
Advisor Class	289	2,236	262	2,134
Cost of shares redeemed
Institutional Class	(454)	(3,564)	(102)	(824)
Administrative Class	(46,444)	(361,584)	(51,772)	(417,731)
Advisor Class	(14,292)	(110,940)	(14,326)	(115,380)
Net increase (decrease) resulting from Portfolio share transactions	5,665	$46,488	(3,116)	$(21,932)

As of December 31, 2015, one shareholder owned 10% or more of the Portfolio’s total outstanding shares comprising 60% of the Portfolio, and the shareholder is a related party of the Portfolio. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

13. REGULATORY AND LITIGATION MATTERS

The Portfolio is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

PIMCO has received a Wells Notice from the staff of the U.S. Securities and Exchange Commission (“SEC”) that relates to the PIMCO Total Return Active Exchange-Traded Fund (“BOND”), a series of PIMCO ETF Trust. The notice indicates the staff’s preliminary determination to recommend that the SEC commence a civil action against PIMCO stemming from a non-public investigation relating to BOND. A Wells Notice is neither a formal allegation of wrongdoing nor a finding that any law was violated.

This matter principally pertains to the valuation of smaller sized positions in non-agency mortgage-backed securities purchased by BOND between its inception on February 29, 2012 and June 30, 2012, BOND’s performance disclosures for that period, and PIMCO’s compliance policies and procedures related to these matters.

The Wells process provides PIMCO with the opportunity to demonstrate to the SEC staff why it believes its conduct was appropriate, in keeping with industry standards, and that no action should be taken. PIMCO believes that this matter is unlikely to have a material adverse effect on any Portfolio or on PIMCO’s ability to provide investment management services to any Portfolio.

ANNUAL REPORT	DECEMBER 31, 2015	35

Notes to Financial Statements (Cont.)

December 31, 2015

The foregoing speaks only as of the date of this report.

14. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2015, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2012-2014, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of December 31, 2015, the components of distributable taxable earnings are as follows (amounts in thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Qualified Late-Year Loss Deferral— Capital (4)	Qualified Late-Year Loss Deferral— Ordinary (5)
PIMCO High Yield Portfolio	$7,176	$—	$(77,059)	$(25)	$(5,919)	$—	$—

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts and Lehman securities.

(2)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals at fiscal year-end.
(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2015 through December 31, 2015 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
(5)	Specified losses realized during the period November 1, 2015 through December 31, 2015, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Act of 2010, a Portfolio is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of December 31, 2015, the Portfolio had the following post-effective capital losses with no expiration (amounts in thousands):

	Short-Term	Long-Term
PIMCO High Yield Portfolio	$629	$5,290

As of December 31, 2015, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (6)
PIMCO High Yield Portfolio	$1,181,283	$11,142	$(88,080)	$(76,938)

(6)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals and Lehman securities.

For the years ended December 31, 2015 and December 31, 2014, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

	Fiscal Year Ended	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)
PIMCO High Yield Portfolio	12/31/2015	$62,997	$17,635	$—
	12/31/2014	$64,761	$—	$—

(7)	Includes short-term capital gains, if any, distributed.
(8)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

36	PIMCO VARIABLE INSURANCE TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and Shareholders of PIMCO High Yield Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of PIMCO High Yield Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 18, 2016

ANNUAL REPORT	DECEMBER 31, 2015	37

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	JPM	JPMorgan Chase Bank N.A.	SSB	State Street Bank and Trust Co.
CBK	Citibank N.A.	RBC	Royal Bank of Canada	UBS	UBS Securities LLC

Currency Abbreviations:
CHF	Swiss Franc	GBP	British Pound	USD (or $)	United States Dollar
EUR	Euro

Index/Spread Abbreviations:
CDX.HY	Credit Derivatives Index - High Yield

Other Abbreviations:
ALT	Alternate Loan Trust	PIK	Payment-in-Kind	TBD%	Interest rate to be determined when loan settles
MSCI	Morgan Stanley Capital International

38	PIMCO VARIABLE INSURANCE TRUST

Management of the Trust

(Unaudited)

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Portfolio’s website at pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees*

Brent R. Harris (1959) Chairman of the Board and Trustee	08/1997 to present	Managing Director, PIMCO. Formerly, member of Executive Committee, PIMCO.	168	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute.

Douglas M. Hodge (1957) Trustee	02/2010 to present	Managing Director, Chief Executive Officer, PIMCO (since 2/14); Chief Operating Officer, PIMCO (7/09 - 2/14); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	146	Trustee, PIMCO Funds; Trustee, PIMCO ETF Trust.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company; Formerly, Executive Advisor, Toyota Financial Services; CEO, Toyota Financial Services.	146	Trustee, PIMCO Funds; Trustee, PIMCO ETF Trust.

E. Philip Cannon (1940) Trustee	05/2000 to present	Private Investor. Formerly, President, Houston Zoo.	168	Trustee, PIMCO Funds; Trustee, PIMCO ETF; Trustee, PIMCO Equity Series; and Trustee, PIMCO Equity Series VIT. Formerly, Trustee, Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments).	168	Trustee, PIMCO Funds; Trustee, PIMCO ETF Trust; Trustee, PIMCO Equity Series; and Trustee, PIMCO Equity Series VIT. Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group).	146	Trustee, PIMCO Funds; Trustee, PIMCO ETF Trust.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	168	Trustee, PIMCO Funds; Trustee, PIMCO ETF; Trustee, PIMCO Equity Series; and Trustee, PIMCO Equity Series VIT.

Ronald C. Parker (1951) Trustee	07/2009 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products).	168	Trustee, PIMCO Funds; Trustee, PIMCO ETF Trust; Trustee, PIMCO Equity Series; and Trustee, PIMCO Equity Series VIT.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.

** Trustees serve until their successors are duly elected and qualified.

ANNUAL REPORT	DECEMBER 31, 2015	39

Management of the Trust (Cont.)

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*

Peter G. Strelow (1970) President	01/2015 to present Senior Vice President 11/2013 to 01/2015 Vice President 05/2008 to 11/2013	Managing Director, PIMCO. President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

David C. Flattum (1964) Chief Legal Officer	11/2006 to present	Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to present	Managing Director and Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Brent R. Harris (1959) Senior Vice President	01/2015 to present President 03/2009 to 01/2015	Managing Director and current member of Executive Committee, PIMCO. Senior Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to present	Managing Director, Chief Executive Officer, PIMCO (since 2/14); Chief Operating Officer, PIMCO (7/09 - 2/14); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management. Senior Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Kevin M. Broadwater (1964) Vice President - Senior Counsel	05/2012 to present	Executive Vice President and Deputy General Counsel, PIMCO. Vice President - Senior Counsel, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Joshua D. Ratner (1976)** Vice President - Senior Counsel, Secretary	11/2013 to present Assistant Secretary 10/2007 to 01/2011	Executive Vice President and Senior Counsel, PIMCO. Chief Legal Officer, PIMCO Investments LLC. Vice President - Senior Counsel, Secretary, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Secretary and Chief Legal Officer, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Stacie D. Anctil (1969) Vice President	05/2015 to present Assistant Treasurer 11/2003 to 05/2015	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

William G. Galipeau (1974) Vice President	11/2013 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Treasurer, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds. Formerly, Vice President, Fidelity Investments.

Eric D. Johnson (1970)** Vice President	05/2011 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

Henrik P. Larsen (1970) Vice President	02/1999 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Greggory S. Wolf (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Trent W. Walker (1974) Treasurer	11/2013 to present Assistant Treasurer 05/2007 to 11/2013	Executive Vice President, PIMCO. Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Assistant Treasurer, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

Jason J. Nagler (1982)** Assistant Treasurer	05/2015 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds. Formerly, Head of Mutual Fund Reporting, GMO and Assistant Treasurer, GMO Trust and GMO Series Trust Funds.

* The term “PIMCO Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit Income Fund, PIMCO Dynamic Income Fund, PIMCO Global StocksPLUS & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.

** The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

40	PIMCO VARIABLE INSURANCE TRUST

Privacy Policy1

(Unaudited)

The Trust2 considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ non-public personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on applicable websites.

Respecting Your Privacy

As a matter of policy, the Trust does not disclose any non-public personal information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust or its affiliates may also retain non-affiliated companies to market the Trust’s shares or products which use the Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Trust reserves the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any fund advised by PIMCO in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Trust may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

Information Collected from Websites

Websites maintained by the Trust or its service providers may use a variety of technologies to collect information that help the Trust and its service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. In addition, the Trust or its Service Affiliates may use third parties to place advertisements for the Trust on other websites, including banner advertisements. Such third parties may collect anonymous information through the use of cookies or action tags (such as web beacons). The information these third parties collect is generally limited to technical and web navigation information, such as your IP address, web pages visited and browser type, and does not include personally identifiable information such as name, address, phone number or email address.

You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly.

Changes to the Privacy Policy

From time to time, the Trust may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Effective as of September 5, 2014.

2 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined policy may be written in the first person (i.e., by using “we” instead of “the Trust”).

ANNUAL REPORT	DECEMBER 31, 2015	41

Approval of Investment Advisory Contract and Other Agreements

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement and Amended and Restated Asset Allocation Sub-Advisory Agreement

At a meeting held on August 10-11, 2015, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved the Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) between the Trust, on behalf of each of the Trust’s series (the “Portfolios”), and Pacific Investment Management Company LLC (“PIMCO”) for an additional one-year term through August 31, 2016. The Board also considered and unanimously approved for an additional one-year term through August 31, 2016, the Supervision and Administration Agreement (together with the Investment Advisory Contract, the “Agreements”) between the Trust, on behalf of the Portfolios, and PIMCO. In addition, the Board considered and unanimously approved the renewal of the Amended and Restated Asset Allocation Sub-Advisory Agreement (the “Asset Allocation Agreement”) between PIMCO, on behalf of PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, and Research Affiliates, LLC (“Research Affiliates”) for an additional one-year term through August 31, 2016.

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. Information Received

(a) Materials Reviewed:  During the course of the past year, the Trustees received a wide variety of materials relating to the services provided by PIMCO and Research Affiliates to the Trust. At each of its quarterly meetings, the Board reviewed the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including shareholder services, valuation and custody, the Portfolios’ compliance program and other information relating to the nature, extent and quality of services provided by PIMCO and Research Affiliates to the Trust. In considering whether to approve the renewal of the Agreements and the Asset Allocation Agreement, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial information for PIMCO and, where relevant, Research Affiliates, information regarding the profitability to PIMCO of its relationship with the Portfolios, information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Portfolios, and information about the fees charged and services provided to other clients with similar investment mandates as the Portfolios (where applicable). In addition, the Board reviewed materials provided by counsel to the Trust and the Independent Trustees, which included, among other things, memoranda outlining legal duties of the Board in considering the continuation of the Agreements and the Asset Allocation Agreement.

(b) Review Process:  In connection with the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed written materials prepared by PIMCO and, where applicable, Research Affiliates in response to requests from counsel to the Trust and the Independent Trustees. The Board requested and received assistance and advice regarding applicable legal standards from counsel to the Trust and the Independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board heard oral presentations on matters related to the Agreements and the Asset Allocation Agreement and met both as a full Board and in a separate session of the Independent Trustees, without management present, at the August 10-11, 2015 meeting. The Independent Trustees also conducted a telephonic meeting with counsel to the Trust and the Independent Trustees on July 30, 2015 and executive sessions on August 10, 2015 to discuss the materials presented. In addition, the Independent Trustees requested and received from PIMCO additional information including, but not limited to, information related to profitability and comparative performance information.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and the Asset Allocation Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2. Nature, Extent and Quality of Services

(a) PIMCO, Research Affiliates, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in assets under management. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and

42	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to reasonably assure compliance with applicable laws and regulations and its commitment to these programs, its oversight of matters that may involve conflicts of interest between the Portfolios’ investments and those of other accounts managed by PIMCO, and its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has enhanced PIMCO’s service to the Funds and has allowed PIMCO to introduce innovative new funds over time. In addition, the Board considered the nature and quality of services provided by PIMCO to the wholly-owned subsidiaries of applicable Portfolios.

The Trustees considered information they had received about the steps that PIMCO has taken in recent years with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the counterparty risk committee, which oversees counterparty risk on a firm-wide basis, continually evaluating requests to add or remove approved counterparties as market needs and conditions warrant. The Trustees also considered that, over the last several years, PIMCO has continued to strengthen the process it uses to assess the financial stability of counterparties with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that, consistent with its fiduciary duty, PIMCO executes transactions through a competitive best execution process and uses only those counterparties that meet its stringent and monitored criteria. The Trustees considered that PIMCO’s collateral management team utilizes a counterparty risk system to analyze portfolio level exposure and collateral being exchanged with counterparties.

In addition, the Trustees considered new services and service enhancements that PIMCO has implemented since the Board renewed the Agreements in 2014, including, but not limited to: conducting a targeted review of quality and efficiency in the valuation process; expanding the analytical review of shareholder reports by State Street Bank and Trust Company, the Portfolios’ custodian; developing a process for monthly forecasts of taxable and book income to enhance portfolio management of investment income; continuing the expansion of a proprietary performance reconciliation tool, which includes next-day comparison of daily internal performance to custodian bank performance to identify potential errors and guardrail net asset value calculations; developing and implementing the Global Process Monitor application, which includes real-time tracking and escalation protocols for critical activities; and implementing monthly cash flow reporting processes to support client and media demands for information about investor flows and assets under management data. The Trustees also considered the recent outflows from the Portfolios. The Trustees further considered whether the decline in the Portfolios’ assets and the reduction in PIMCO’s total assets under management materially impacted the service quality or resources available to the Portfolios. The Trustees concluded that there has been no adverse impact to service quality or resources available to the Portfolios.

Similarly, the Board considered the asset allocation services provided by Research Affiliates to the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio. The Board noted that the PIMCO All Asset All Authority Portfolio recently commenced operations. The Board also considered the depth and quality of Research Affiliates’ investment management and research capabilities, the experience and capabilities of its portfolio management personnel and, in particular, the experience and capabilities of Robert Arnott, Research Affiliates’ principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by Research Affiliates under the Asset Allocation Agreement are likely to benefit the Portfolios and their respective shareholders (as applicable).

(b) Other Services:  The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust pursuant to the Administration Agreement.

The Board considered the terms of the Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services provided pursuant to that agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of these services and its supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives available in the market.

ANNUAL REPORT	DECEMBER 31, 2015	43

Approval of Investment Advisory Contract and Other Agreements (Cont.)

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited, and will likely continue to benefit, the Portfolios and their shareholders.

3. Investment Performance

The Board received and examined information from PIMCO concerning the Portfolios’ performance, as available, over short- and long-term periods ended May 31, 2015 and other performance data, as available, over short- and long-term periods ended June 30, 2015 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ performance, as available, over short- and long-term periods ended May 31, 2015 (the “Lipper Report”).

The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 10-11, 2015 meeting. The Trustees noted that a majority of the Portfolios outperformed their respective Lipper medians over the three-year and longer periods ended May 31, 2015.

The Board also noted that, as of May 31, 2015, the Administrative Class of 44%, 79% and 92% of the Portfolios outperformed its Lipper category median on a net-of-fees basis over the three-year, five-year and ten-year periods, respectively. The Trustees considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of investments and that differences in performance among classes could principally be attributed to differences in the supervisory and administrative fees and distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups and that the Lipper categories do not: separate funds based upon maturity or duration; account for the applicable Portfolios’ hedging strategies; distinguish between enhanced index and actively managed equity strategies; include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” Lipper category to which they do not properly belong); or account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may not be particularly relevant to the consideration of Portfolio performance.

The Board noted that 63% or more of the assets of the Trust had outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods ending May 31, 2015 (based on the performance of the Administrative Class). The Board also noted that 8 of 14 Portfolios, representing 69% of the total assets of the Trust, had outperformed their respective benchmark indexes on a net-of-fees basis over the five-year period ending May 31, 2015. The Board also noted that, while the Lipper universe comparisons provide a valuable performance comparison reference, there are certain Portfolios that do not fit neatly into their respective Lipper classifications. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward. The Board also considered that the Trust’s assets were over $20 billion as of December 31, 2014.

The Board considered PIMCO’s discussion of the intensive nature of managing bond funds, noting that it requires the management of a number of factors, including: varying maturities; prepayments; collateral management; counterparty management; pay-downs; credit events; workouts; derivatives; net new issuance in the bond market; and decreased market maker inventory levels. The Board noted that in addition to managing these factors, PIMCO must also balance risk controls and strategic positions in each portfolio it manages, including the Portfolios. Despite these challenges, the Board noted that PIMCO has generated “alpha” (i.e., non-market correlated excess performance) for its clients over time, including the Trust.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4. Advisory Fees, Supervisory and Administrative Fees and Total Expenses

The Board considered that PIMCO seeks to price funds to scale at the outset with reference to the total expense ratios of the respective Lipper median (if available), while providing a premium for innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also considered that PIMCO reviews the Portfolios’ fee levels and carefully considers reductions where appropriate. Further, the Board noted that PIMCO believes that the growth in the Trust’s assets

44	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

under management over the long-term and long-term positive net flows are important indicators of proper and effective pricing.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. The Board also reviewed information relating to the sub-advisory fees paid to Research Affiliates with respect to applicable Portfolios, taking into account that PIMCO compensates Research Affiliates from the advisory fees paid by such Portfolios to PIMCO. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in a “Peer Group” of comparable funds, as well as the universe of other similar funds. The Board noted that a number of Portfolios have total expense ratios that fall below the average and median expense ratios in their Peer Group and Lipper universe. In addition, the Board noted the fee waivers in place with respect to the fees that might result from investments by applicable Portfolios in their respective wholly-owned subsidiaries.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts and as sub-adviser to other investment companies with a similar investment strategy, including differences in advisory services provided. The Board noted that advisory fees for most Portfolios were similar to the fee rates charged to separate account strategies with the same investment strategies as the Portfolios. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including differences in the advisory and other services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees.

Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third-party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Portfolios. The Trustees also took into account that there are various reasons for any such difference in fees, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial risk and regulatory requirements, differing legal liabilities on a contract-by-contract basis and different servicing requirements when it does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations as compared to when PIMCO serves as investment adviser and sponsor.

The Board considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper.

The Board also considered that as the Portfolios’ business has become increasingly complex, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. In addition, the Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee and, in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board further considered that many other funds pay for these services separately, and thus it is difficult to directly compare the Trust’s unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board also considered that the unified supervisory and administrative fee leads to Portfolio fees that are fixed, rather than variable. The Board noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease. The Board also considered that the Portfolios’ unified fee structure meant that fees were not impacted by recent outflows in certain Portfolios, unlike funds without a unified fee structure, which may see increased expense ratios when fixed costs are passed through to a smaller asset base. The Board further noted that, with few exceptions, PIMCO has generally maintained Portfolio fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall Portfolio fees, which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed with PIMCO those Portfolios and/or classes of Portfolios that had above median total expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few peers (if any), and cannot easily be grouped with comparable funds. Upon comparing the Portfolios’ total expenses to other funds in the “Peer Groups” provided by Lipper, the Board found total expenses of each Portfolio to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying funds in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying funds. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

ANNUAL REPORT	DECEMBER 31, 2015	45

Approval of Investment Advisory Contract and Other Agreements (Cont.)

(Unaudited)

Based on the information presented by PIMCO, Research Affiliates and Lipper, members of the Board determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of each Portfolio, are reasonable.

5. Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were lower than in the previous year due to the impact of the Portfolios’ overall outflows. To the extent applicable, the Board also reviewed information regarding the portion of a Portfolio’s advisory fee retained by PIMCO, following the payment of sub-advisory fees to Research Affiliates, with respect to the Portfolio. Additionally, the Board noted that profit margins with respect to the Portfolios were within the ranges, although above the median, of publicly held investment management companies reported by Lipper and Strategic Insight (an independent provider of fund industry research). The Board noted that the PIMCO’s profit margin with respect to the Trust shows that the Trust is profitable, although less so than PIMCO Funds due to payments made by PIMCO to participating insurance companies. The Board also noted that it had received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, cyber security, information security, shareholder privacy, business continuity planning, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board noted that PIMCO shares the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including through the pricing of Portfolios to scale from inception and the enhancement of services provided to the Portfolios in return for fees paid. The Board reviewed the history of the Portfolios’ fee structure. The Board considered that the Portfolios’ unified fee rates had been set competitively and/or priced to scale from inception, had been held steady at that scaled competitive rate for most Portfolios as assets grew, or as assets declined in the case of some Portfolios, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing Portfolio shareholders of the fees associated with the Portfolios, and that the Portfolios bear certain expenses that are not covered by the advisory fee or the unified fee.

The Trustees considered that the unified fee has provided inherent economies of scale because a Portfolio maintains competitive fixed unified fees even if the particular Portfolio’s assets decline and/or operating costs rise. The Trustees further considered that, in contrast, breakpoints are a proxy for charging higher fees on lower asset levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also considered that, unlike the Portfolios’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees also considered that the unified fee protects shareholders from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those referenced above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Portfolios’ cost structures were reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and each of the Portfolios, to the benefit of their respective shareholders.

6. Ancillary Benefits

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their respective shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Portfolios’ Rule 12b-1 plans or otherwise. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. Conclusions

Based on their review, including their consideration of each of the factors summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and Research Affiliates favored the renewal of the Agreements and the Asset Allocation Agreement. The Independent Trustees and the Board as a whole concluded that the Agreements and the Asset Allocation Agreement continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements and the fees paid to Research Affiliates by PIMCO under the Asset Allocation Agreement, and that the renewal of the Agreements and the Asset Allocation Agreement was in the best interests of the Portfolios and their shareholders.

46	PIMCO VARIABLE INSURANCE TRUST

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT12AR_123115

PIMCO Variable Insurance Trust

Annual Report

December 31, 2015

PIMCO Long-Term U.S. Government Portfolio

Share Classes

■	Institutional
■	Administrative
■	Advisor

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

Please find enclosed the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2015. The following pages contain specific details about the Portfolio’s investment performance and a discussion of the factors that most affected performance over the reporting period.

Heightened market volatility throughout the reporting period was sparked by a mix of investor concerns including geopolitical developments, monetary policy and the potential for slowing global economic growth, which generally contributed to dampened investor sentiment. In particular, increasing concern over the outlook for Chinese growth sent commodity prices and inflation expectations lower, while also negatively impacting prices of emerging market (“EM”) debt and equities. In addition, the Chinese equity market began a strong decline in June 2015, which prompted the Chinese government to prop-up equity share prices and devalue the Chinese yuan. Volatility in Chinese equity markets continued into January 2016 on renewed concern over slowing Chinese economic growth. Furthermore, rising tension in the Middle East and the continued debt crisis in Greece also contributed to investor unease throughout the reporting period.

Economic data in the U.S. continued to confirm a healthy economy, particularly labor market indicators such as employment and wages. Still, signs of caution remained, particularly as U.S. consumers appeared to be more selective in their spending and chose to save rather than spend their windfall from lower gas prices. Additionally, consumer sentiment and certain housing indicators softened towards the end of the reporting period, and December 2015 U.S. manufacturing data indicated the fastest contraction in six years. Within the Eurozone, volatility increased despite gradual improvement in the underlying economies. Eurozone economic data also showed generally positive signs of an early recovery but were tempered slightly by sluggish inflation.

The theme of divergent global central bank monetary policy continued throughout the reporting period. The European Central Bank (“ECB”) expressed its commitment to increase quantitative easing (or large-scale asset purchases), along with the Bank of Japan and the People’s Bank of China who also indicated their intent to accelerate such measures. The Federal Reserve (“Fed”), on the other hand, moved on December 16 to raise the Federal Funds Rate by 0.25% to a new range of 0.25% - 0.50%, marking its first rate hike in nine years. However, the Fed noted that future increases in its target rate would be “gradual” and in-line with their previous projections, which helped to ease investor concerns. Outside of the reporting period on January 27, the Fed opted to leave the Federal Funds Rate unchanged, noting their intent to closely monitor how the global economy and markets influence the U.S. economic outlook.

Highlights of the financial markets during the twelve-month fiscal reporting period include:

■

U.S. Treasuries, as represented by the Barclays U.S. Treasury Index, returned 0.84% for the reporting period as yields generally rose slightly across the Treasury yield curve. The benchmark ten-year U.S. Treasury note yielded 2.27% at the end of the reporting period, up from 2.17% on December 31, 2014. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 0.55% for the reporting period.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Barclays U.S. TIPS Index, declined 1.44% over the reporting period. U.S. TIPS were pressured over the year as breakeven inflation levels, a proxy for inflation expectations, declined in-line with commodity markets. Global inflation-linked bonds (“ILBs”) were also down overall during the reporting period, as the slide in energy and other commodities impacted inflation expectations globally. Despite this headwind, European ILBs fared better than other developed countries and posted marginal gains in local currencies as real yields benefited from the ECB’s quantitative easing support.

■

Prices on broad commodities were down over the reporting period, led lower primarily by energy and industrial metal prices. Crude oil prices faced increasing pressure from a persisting inventory glut and production growth, especially from the Organization of the Petroleum Exporting Countries (“OPEC”). Towards the end of the reporting period, seasonally warm weather put further pressure on oil prices, which ended the year considerably lower. Diversified commodities, as represented by the Bloomberg Commodity Index Total Return, declined 24.66% over the reporting period.

2	PIMCO VARIABLE INSURANCE TRUST

■

Agency mortgage-backed securities (“MBS”), as represented by the Barclays U.S. MBS Fixed Rate Index, returned 1.51% over the reporting period. Non-Agency MBS prices were mixed amid weakness in the broader credit markets, although underlying collateral performance has generally been in-line with investor expectations and continues to gradually improve over the long-term.

■

U.S. investment grade credit, as represented by the Barclays U.S. Credit Index, declined 0.77% over the reporting period. Investment grade credit valuations cheapened as a record $1.15 trillion of new issuance came to market and commodity prices continued to fall given worries over slowing Chinese growth. Developed market global high yield bonds, as measured by the BofA Merrill Lynch Developed Markets High Yield Constrained Index, declined 3.05% over the reporting period. Weakness in the commodity-oriented sectors including energy and metals & mining, weighed on returns as oil and other commodity prices fell. Overall, global high yield spreads and yields rose throughout the reporting period and ended higher.

■

EM external debt, as represented by the JPMorgan Emerging Markets Bond Index (“EMBI”) Global, returned 1.23% over the reporting period. EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), declined 14.92% over the reporting period. Idiosyncratic forces remained a dominant theme. China, for example, continued to expand its accommodative measures as both growth and inflation showed signs of further moderation. In addition, the Russian ruble continued its recovery from 2014 weakness before stumbling toward the end of the reporting period on oil price weakness.

■

Equity markets showed mixed performance globally amid a period marked by economic uncertainty, increased volatility and divergent central bank monetary policy. U.S. equities, as represented by the S&P 500 Index, returned 1.38% (on a total return basis) and developed market equities outside the U.S., as represented by the MSCI EAFE Net Dividend Index (USD Unhedged), declined 0.81% over the reporting period. However, ultra-easy monetary policy in Europe and Japan benefited European and Japanese equity markets, which generally posted positive returns. However, EM equities, as represented by the MSCI Emerging Markets Index (Net Dividends in USD), declined 14.92% over the same period, due to headwinds from a stronger U.S. dollar, falling commodity prices, concerns over slower Chinese economic growth and declining Chinese equities.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your broad investment needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Variable Insurance Trust February 18, 2016

ANNUAL REPORT	DECEMBER 31, 2015	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of nineteen separate investment portfolios, including the PIMCO Long-Term U.S. Government Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by the Portfolio are likely to decrease in value. A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and significant, and there is no guarantee that Fund management will anticipate such movement accurately.

As of the date of this report, interest rates in the U.S. are near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program and has begun, and may continue, to raise interest rates. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Portfolio’s performance or cause the Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus. Some of these risks may include, but are not limited to, the following: interest rate risk, call risk, credit risk, market risk, issuer risk, derivatives risk, equity risk, mortgage-related and other asset-backed securities risk, leveraging risk, management risk and short sale risk. A complete description of these and other risks is contained in the Portfolio’s prospectus.

The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, leverage risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on the Portfolio. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in an asset, instrument or component of the index underlying a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility for the Portfolio. The Portfolio may engage in such transactions regardless of whether the Portfolio owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own.

As a general matter, Mortgage- and Asset-Backed Securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on Mortgage- and Asset-Backed Securities depend on the ability of the underlying assets to generate cash flow.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart reflects only Administrative Class performance. Performance for Institutional Class, Class M and Advisor Class shares, if applicable, may be higher or lower based on each class’s expense ratios. The Portfolio’s total annual operating expense ratios on the Portfolio Summary page are as of the currently effective prospectus, as supplemented to date. The Portfolio measures its performance against a broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

4	PIMCO VARIABLE INSURANCE TRUST

The following table discloses the inception dates of the Portfolio and its respective share classes along with the Portfolio’s diversification status as of period end:

Portfolio Name	Portfolio Inception	Institutional Class	Class M	Administrative Class	Advisor Class	Diversification Status
PIMCO Long-Term U.S. Government Portfolio	04/30/1999	04/10/2000	—	04/30/1999	09/30/2009	Diversified

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolio. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Portfolio creates a contract between or among any shareholder of the Portfolio, on the one hand, and the Trust, the Portfolio, a service provider to the Trust or the Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and is available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

ANNUAL REPORT	DECEMBER 31, 2015	5

PIMCO Long-Term U.S. Government Portfolio

Cumulative Returns Through December 31, 2015

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown†

U.S. Treasury Obligations	82.6%
U.S. Government Agencies	11.8%
Short-Term Instruments‡	2.7%
Non-Agency Mortgage-Backed Securities	1.9%
Other	1.0%
†	% of Investments, at value as of 12/31/15. Financial derivative instruments, if any, are excluded.

‡	Includes Central Funds used for Cash Management Purposes

Average Annual Total Return for the period ended December 31, 2015
	1 Year	5 Years	10 Years	Inception*
PIMCO Long-Term U.S. Government Portfolio Institutional Class	(1.24)%	7.44%	7.20%	7.84%
PIMCO Long-Term U.S. Government Portfolio Administrative Class	(1.39)%	7.28%	7.04%	7.50%
PIMCO Long-Term U.S. Government Portfolio Advisor Class	(1.49)%	7.18%	—	6.78%
Barclays Long-Term Treasury Index±	(1.21)%	7.74%	6.73%	7.11%	**

All Portfolio returns are net of fees and expenses.

* For class inception dates please refer to the Important Information.

** Average annual total return since 04/30/1999.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.495% for Institutional Class shares, 0.645% for Administrative Class shares, and 0.745% for Advisor Class shares.

± Barclays Long-Term Treasury Index consists of U.S. Treasury issues with maturities of 10 or more years.

It is not possible to invest in an unmanaged index.

Investment Objective and Strategy Overview

»

The PIMCO Long-Term U.S. Government Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of fixed income securities that are issued or guaranteed by the U.S. government, its agencies or government-sponsored enterprises, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements.

Portfolio Insights

»	Below-benchmark U.S. duration (or sensitivity to changes in market interest rates) contributed to relative performance as U.S. Treasury rates increased during the reporting period.

»	The Portfolio’s overweight to the intermediate portion of the U.S. Treasury yield curve detracted from performance as U.S. Treasury rates rose during the reporting period.

»	The Portfolio’s underweight to the long-end of the U.S. Treasury yield curve contributed to performance as U.S. Treasury rates rose during the reporting period.

»	Exposure to U.S. Treasury Inflation-Protected Securities detracted from performance, as breakeven inflation rates declined during the reporting period.

»	Exposure to U.S. agency mortgage-backed securities contributed to performance, as these securities outperformed like-duration Treasuries during the reporting period.

6	PIMCO VARIABLE INSURANCE TRUST

Expense Example PIMCO Long-Term U.S. Government Portfolio

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held from July 1, 2015 to December 31, 2015 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (07/01/15)	Ending Account Value (12/31/15)	Expenses Paid During Period*	Beginning Account Value (07/01/15)	Ending Account Value (12/31/15)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$1,036.20	$2.69	$1,000.00	$1,022.98	$2.67	0.515%
Administrative Class	1,000.00	1,035.40	3.47	1,000.00	1,022.21	3.44	0.665
Advisor Class	1,000.00	1,034.90	3.99	1,000.00	1,021.70	3.96	0.765

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 187/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers can be found in Note 8 in the Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2015	7

Financial Highlights PIMCO Long-Term U.S. Government Portfolio

Selected Per Share Data for the Year Ended:	Net Asset Value Beginning of Year	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income (b)	Distributions from Net Realized Capital Gains (b)	Total Distributions

Institutional Class
12/31/2015	$12.05	$0.32	$(0.47)	$(0.15)	$(0.26)	$0.00	$(0.26)
12/31/2014	9.94	0.31	2.07	2.38	(0.27)	0.00	(0.27)
12/31/2013	12.35	0.35	(1.90)	(1.55)	(0.29)	(0.57)	(0.86)
12/31/2012	13.38	0.37	0.24	0.61	(0.31)	(1.33)	(1.64)
12/31/2011	10.99	0.34	2.67	3.01	(0.34)	(0.28)	(0.62)

Administrative Class
12/31/2015	12.05	0.30	(0.46)	(0.16)	(0.25)	0.00	(0.25)
12/31/2014	9.94	0.29	2.07	2.36	(0.25)	0.00	(0.25)
12/31/2013	12.35	0.33	(1.90)	(1.57)	(0.27)	(0.57)	(0.84)
12/31/2012	13.38	0.35	0.24	0.59	(0.29)	(1.33)	(1.62)
12/31/2011	10.99	0.32	2.68	3.00	(0.33)	(0.28)	(0.61)

Advisor Class
12/31/2015	12.05	0.29	(0.47)	(0.18)	(0.23)	0.00	(0.23)
12/31/2014	9.94	0.28	2.07	2.35	(0.24)	0.00	(0.24)
12/31/2013	12.35	0.32	(1.90)	(1.58)	(0.26)	(0.57)	(0.83)
12/31/2012	13.38	0.34	0.24	0.58	(0.28)	(1.33)	(1.61)
12/31/2011	10.99	0.30	2.68	2.98	(0.31)	(0.28)	(0.59)

(a)	Per share amounts based on average number of shares outstanding during the year.
(b)	Determined in accordance with federal income tax regulations, see Note 2(c) in the Notes to Financial Statements for more information.

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Net Asset Value End of Year	Total Return	Net Assets End of Year (000s)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets Excluding Interest Expense	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$11.64	(1.24)%	$9,375	0.515%	0.475%	2.65%	34%
12.05	24.20	8,356	0.495	0.475	2.80	132
9.94	(12.82)	8,338	0.505	0.475	3.09	63
12.35	4.59	8,815	0.515	0.475	2.75	81
13.38	28.02	2,676	0.475	0.475	2.86	556

11.64	(1.39)	176,929	0.665	0.625	2.50	34
12.05	24.01	164,964	0.645	0.625	2.65	132
9.94	(12.95)	136,507	0.655	0.625	2.93	63
12.35	4.43	155,100	0.665	0.625	2.61	81
13.38	27.83	164,086	0.625	0.625	2.71	556

11.64	(1.49)	18,897	0.765	0.725	2.40	34
12.05	23.89	15,400	0.745	0.725	2.55	132
9.94	(13.04)	12,447	0.755	0.725	2.84	63
12.35	4.33	13,802	0.765	0.725	2.50	81
13.38	27.71	7,690	0.725	0.725	2.52	556

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2015	9

Statement of Assets and Liabilities PIMCO Long-Term U.S. Government Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2015

Assets:
Investments, at value
Investments in securities*	$213,511
Investments in Affiliates	5,680
Financial Derivative Instruments
Exchange-traded or centrally cleared	3
Over the counter	85
Cash	1
Deposits with counterparty	619
Receivable for investments sold	144,091
Receivable for Portfolio shares sold	493
Interest receivable	1,258
Dividends receivable from Affiliates	2
Other assets	37
Total Assets	365,780

Liabilities:
Borrowings & Other Financing Transactions
Payable for sale-buyback transactions	$160,364
Financial Derivative Instruments
Exchange-traded or centrally cleared	22
Over the counter	65
Payable for investments in Affiliates purchased	2
Payable for Portfolio shares redeemed	6
Accrued investment advisory fees	43
Accrued supervisory and administrative fees	48
Accrued distribution fees	4
Accrued servicing fees	25
Total Liabilities	160,579

Net Assets	$205,201

Net Assets Consist of:
Paid in capital	$199,991
Undistributed net investment income	3,143
Accumulated undistributed net realized (loss)	(1,170)
Net unrealized appreciation	3,237
$205,201

Net Assets:
Institutional Class	$9,375
Administrative Class	176,929
Advisor Class	18,897

Shares Issued and Outstanding:
Institutional Class	806
Administrative Class	15,198
Advisor Class	1,623

Net Asset Value and Redemption Price Per Share Outstanding:
Institutional Class	$11.64
Administrative Class	11.64
Advisor Class	11.64

Cost of investments in securities	$210,115
Cost of investments in Affiliates	$5,703
Cost or premiums of financial derivative instruments, net	$(28)

* Includes repurchase agreements of:	$217

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Long-Term U.S. Government Portfolio

(Amounts in thousands)	Year Ended December 31, 2015

Investment Income:
Interest	$6,238
Dividends from Investments in Affiliates	61
Total Income	6,299

Expenses:
Investment advisory fees	447
Supervisory and administrative fees	497
Servicing fees - Administrative Class	259
Distribution and/or servicing fees - Advisor Class	43
Trustee fees	4
Interest expense	84
Total Expenses	1,334

Net Investment Income	4,965

Net Realized Gain (Loss):
Investments in securities	763
Investments in Affiliates	1
Exchange-traded or centrally cleared financial derivative instruments	(55)
Over the counter financial derivative instruments	269

Net Realized Gain	978

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	(8,199)
Investments in Affiliates	5
Exchange-traded or centrally cleared financial derivative instruments	(179)
Over the counter financial derivative instruments	(10)

Net Change in Unrealized (Depreciation)	(8,383)

Net (Decrease) in Net Assets Resulting from Operations	$(2,440)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2015	11

Statements of Changes in Net Assets PIMCO Long-Term U.S. Government Portfolio

(Amounts in thousands)	Year Ended December 31, 2015	Year Ended December 31, 2014

Increase in Net Assets from:

Operations:
Net investment income	$4,965	$4,628
Net realized gain	978	2,851
Net change in unrealized appreciation (depreciation)	(8,383)	29,979

Net Increase (Decrease) in Net Assets Resulting from Operations	(2,440)	37,458

Distributions to Shareholders:
From net investment income (a)
Institutional Class	(205)	(193)
Administrative Class	(3,561)	(3,517)
Advisor Class	(340)	(300)

Total Distributions	(4,106)	(4,010)

Portfolio Share Transactions:
Net increase (decrease) resulting from Portfolio share transactions**	23,297	(2,290)

Total Increase in Net Assets	16,751	31,158

Net Assets:
Beginning of year	188,450	157,292
End of year*	$205,201	$188,450

* Including undistributed net investment income of:	$3,143	$2,357

**	See Note 12 in the Notes to Financial Statements.
(a)	Determined in accordance with federal income tax regulations, see Note 2(c) in the Notes to Financial Statements for more information.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Cash Flows PIMCO Long-Term U.S. Government Portfolio

(Amounts in thousands†)	Year Ended December 31, 2015

Cash Flows Used for Operating Activities:

Net (decrease) in net assets resulting from operations	$(2,440)

Adjustments to Reconcile Net (Decrease) in Net Assets from Operations to Net Cash (Used for) Operating Activities:
Purchases of long-term securities	(90,889)
Proceeds from sales of long-term securities	74,228
Proceeds from sales of short-term portfolio investments, net	10,243
(Increase) in deposits with counterparty	(500)
(Increase) in receivable for investments sold	(43,083)
Decrease in interest and dividends receivable	54
(Increase) in exchange-traded or centrally cleared financial derivative instruments	(221)
Decrease in over the counter financial derivative instruments	155
(Decrease) in payable for investments in Affiliates purchased	(38)
Increase in accrued investment advisory fees	6
Increase in accrued supervisory and administrative fees	6
Increase in accrued distribution fees	1
Increase in accrued servicing fees	3
(Decrease) in other liabilities	(2)
Net Realized (Gain) Loss
Investments in securities	(763)
Investments in Affiliates	(1)
Exchange-traded or centrally cleared financial derivative instruments	55
Over the counter financial derivative instruments	(269)
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	8,199
Investments in Affiliates	(5)
Exchange-traded or centrally cleared financial derivative instruments	179
Over the counter financial derivative instruments	10
Net amortization (accretion) on investments	(220)

Net Cash Used for Operating Activities	(45,292)

Cash Flows Received from Financing Activities:
Proceeds from shares sold	60,097
Payments on shares redeemed	(43,681)
Cash dividend paid*	0
Proceeds from reverse repurchase agreements	1,174
Payments on reverse repurchase agreements	(1,174)
Proceeds from sale-buyback transactions	856,682
Payments on sale-buyback transactions	(827,806)

Net Cash Received from Financing Activities	45,292

Cash and Foreign Currency:
Beginning of year	1
End of year	$1

* Reinvestment of distributions	$4,106

Supplemental Disclosure of Cash Flow Information:
Interest expense paid during the year	$89

†	A zero balance may reflect actual amounts rounding to less than one thousand.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2015	13

Schedule of Investments PIMCO Long-Term U.S. Government Portfolio

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 104.1%

CORPORATE BONDS & NOTES 0.6%

BANKING & FINANCE 0.3%
Private Export Funding Corp.
5.000% due 12/15/2016	$500	$515

INDUSTRIALS 0.3%
Vessel Management Services, Inc.
3.432% due 08/15/2036	668	679

Total Corporate Bonds & Notes (Cost $1,168)		1,194

U.S. GOVERNMENT AGENCIES 12.6%
Fannie Mae
0.000% due 05/15/2030 - 11/15/2030 (a)	2,500	1,506
0.482% due 07/25/2037	27	26
0.872% due 08/25/2021	3	3
1.022% due 08/25/2022	1	1
1.322% due 04/25/2032	5	5
2.254% due 01/01/2033	7	7
4.250% due 05/25/2037	72	88
4.500% due 06/25/2019	69	72
5.000% due 04/25/2032 - 08/25/2033	341	379
5.500% due 12/25/2035	110	128
5.625% due 07/15/2037	400	532
6.080% due 09/01/2028	64	84
6.500% due 07/25/2031	144	166
6.625% due 11/15/2030	1,000	1,419
Federal Housing Administration
6.896% due 07/01/2020	72	68
Freddie Mac
0.000% due 03/15/2031 - 07/15/2032 (a)	2,800	1,597
0.731% due 01/15/2033	11	11
1.031% due 02/15/2027	4	4
1.331% due 02/15/2021	6	6
1.443% due 10/25/2044	41	42
3.000% due 04/15/2053	1,249	1,183
4.000% due 06/15/2032 - 09/15/2044	3,835	4,067
5.400% due 03/17/2021	1,000	1,007
5.500% due 08/15/2030 - 02/15/2034	525	578
6.750% due 03/15/2031	200	287
7.000% due 07/15/2023 - 12/01/2031	15	17
8.250% due 06/01/2016	350	361
Ginnie Mae
2.000% due 08/20/2030	5	5
3.500% due 01/20/2044	643	633
6.000% due 08/20/2033	1,326	1,517
Israel Government AID Bond
0.000% due 02/15/2023 - 05/15/2023 (a)	1,800	1,481
Overseas Private Investment Corp.
4.736% due 03/15/2022	221	240
Residual Funding Corp. STRIPS
0.000% due 10/15/2020 - 01/15/2030 (a)	4,000	2,921
Resolution Funding Corp.
8.125% due 10/15/2019	1,600	1,973
Resolution Funding Corp. STRIPS
0.000% due 04/15/2028 - 04/15/2029 (a)	3,200	2,193
Small Business Administration
5.240% due 08/01/2023	124	134
5.290% due 12/01/2027	191	211
Tennessee Valley Authority
4.625% due 09/15/2060	400	419
Tennessee Valley Authority STRIPS
0.000% due 05/01/2030 (a)	800	475

Total U.S. Government Agencies (Cost $24,109)		25,846

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY OBLIGATIONS 88.2%
U.S. Treasury Bonds
2.500% due 05/15/2024 (d)	$16,400	$16,760
2.750% due 08/15/2042 (d)	3,300	3,149
2.750% due 11/15/2042 (d)	40,300	38,356
2.875% due 05/15/2043 (d)	9,100	8,857
3.000% due 11/15/2044	1,300	1,293
3.000% due 05/15/2045	400	397
3.125% due 02/15/2042 (d)	25,200	25,975
3.125% due 02/15/2043 (d)	11,150	11,408
3.375% due 05/15/2044 (d)	26,180	28,050
3.875% due 08/15/2040	1,300	1,517
4.375% due 11/15/2039 (d)	16,800	21,093
4.625% due 02/15/2040	1,200	1,561
5.500% due 08/15/2028	700	932
6.125% due 11/15/2027	1,000	1,385
6.250% due 05/15/2030 (d)	1,300	1,886
6.500% due 11/15/2026	1,000	1,400
U.S. Treasury Inflation Protected Securities (b)
0.750% due 02/15/2042	947	831
0.750% due 02/15/2045 (d)	1,918	1,670
1.375% due 02/15/2044	1,326	1,347
2.000% due 01/15/2026	240	266
3.625% due 04/15/2028	294	384
U.S. Treasury STRIPS (a)
0.000% due 05/15/2031	200	130
0.000% due 05/15/2032	100	63
0.000% due 11/15/2032	3,300	2,027
0.000% due 02/15/2033	1,700	1,036
0.000% due 05/15/2033	700	423
0.000% due 08/15/2033	500	299
0.000% due 11/15/2033	3,000	1,776
0.000% due 05/15/2034	1,600	929
0.000% due 05/15/2040	550	265
0.000% due 08/15/2040	6,650	3,150
0.000% due 11/15/2042	5,400	2,345

Total U.S. Treasury Obligations (Cost $179,176)		180,960

NON-AGENCY MORTGAGE-BACKED SECURITIES 2.0%
Banc of America Commercial Mortgage Trust
5.634% due 07/10/2046	642	647
Barclays Commercial Mortgage Securities Trust
4.197% due 08/10/2035	500	515
Bear Stearns Adjustable Rate Mortgage Trust
2.537% due 04/25/2033	74	74
2.642% due 04/25/2033	13	13
2.842% due 10/25/2035	35	35
2.894% due 02/25/2034	19	19
3.059% due 01/25/2034	11	11
Countrywide Alternative Loan Trust
0.632% due 05/25/2035	69	57
Countrywide Home Loan Mortgage Pass-Through Trust
0.742% due 03/25/2035	124	95
Credit Suisse First Boston Mortgage Securities Corp.
2.350% due 07/25/2033	20	20
2.632% due 11/25/2032	6	6
First Republic Mortgage Loan Trust
0.681% due 11/15/2031	74	71
GS Mortgage Securities Trust
3.805% due 10/10/2035	500	505
HarborView Mortgage Loan Trust
0.532% due 03/19/2037	62	53
0.622% due 05/19/2035	53	45
2.789% due 07/19/2035 ^	29	24
Hudsons Bay Simon JV Trust
5.447% due 08/05/2034	500	512

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Impac CMB Trust
4.987% due 09/25/2034	$224	$226
JPMorgan Mortgage Trust
2.726% due 07/25/2035	183	187
MASTR Asset Securitization Trust
5.500% due 09/25/2033	30	31
Residential Accredit Loans, Inc. Trust
6.000% due 06/25/2036	83	70
Residential Funding Mortgage Securities, Inc. Trust
6.500% due 03/25/2032	8	8
Sequoia Mortgage Trust
0.752% due 07/20/2033	89	84
Structured Adjustable Rate Mortgage Loan Trust
0.642% due 05/25/2037	138	113
Structured Asset Mortgage Investments Trust
1.062% due 09/19/2032	75	73
1.242% due 10/19/2033	39	35
Wachovia Bank Commercial Mortgage Trust
5.572% due 10/15/2048	257	261
WaMu Mortgage Pass-Through Certificates Trust
1.257% due 08/25/2046	300	251
1.643% due 08/25/2042	3	3
2.151% due 10/25/2046	76	69
Washington Mutual Mortgage Pass-Through Certificates Trust
2.193% due 02/25/2033	1	1
2.245% due 05/25/2033	6	6
2.270% due 02/25/2033	2	2

Total Non-Agency Mortgage-Backed Securities (Cost $4,267)		4,122

ASSET-BACKED SECURITIES 0.6%
Bear Stearns Asset-Backed Securities Trust
1.422% due 11/25/2042	46	43
L.A. Arena Funding LLC
7.656% due 12/15/2026	34	37
Renaissance Home Equity Loan Trust
0.922% due 12/25/2033	25	23
1.302% due 08/25/2033	4	4
SLM Student Loan Trust
1.820% due 04/25/2023	602	603
Specialty Underwriting & Residential Finance Trust
1.102% due 01/25/2034	12	10
Sunset Mortgage Loan Co. LLC
4.459% due 09/16/2045	451	451

Total Asset-Backed Securities (Cost $1,177)		1,171

SHORT-TERM INSTRUMENTS 0.1%

REPURCHASE AGREEMENTS (c) 0.1%
		217

U.S. TREASURY BILLS 0.0%
0.196% due 01/14/2016 (d)	1	1

Total Short-Term Instruments (Cost $218)		218

Total Investments in Securities (Cost $210,115)		213,511

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2015

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 2.7%

SHORT-TERM INSTRUMENTS 2.7%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 2.7%
PIMCO Short-Term Floating NAV Portfolio III	575,276	$5,680

Total Short-Term Instruments (Cost $5,703)		5,680

Total Investments in Affiliates (Cost $5,703)		5,680

Total Investments 106.8% (Cost $215,818)		$219,191

Financial Derivative Instruments (e)(f) 0.0% (Cost or Premiums, net $(28))		1

Other Assets and Liabilities, net (6.8%)		(13,991)

Net Assets 100.0%		$205,201

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Zero coupon bond.
(b)	Principal amount of security is adjusted for inflation.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(c)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.010%	12/31/2015	01/04/2016	$217	Fannie Mae 2.140% due 11/07/2022	$(226)	$217	$217

Total Repurchase Agreements						$(226)	$217	$217

(1)	Includes accrued interest.

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Sale-Buyback Transactions (3)
BPG	0.750%	01/04/2016	01/08/2016	$(143,956)	$(144,032)
GSC	0.324	10/08/2015	01/15/2016	(9,831)	(9,711)
	0.609	11/20/2015	01/20/2016	(191)	(192)
	0.619	11/25/2015	01/25/2016	(3,547)	(3,556)
	0.749	12/02/2015	01/13/2016	(484)	(485)
	0.909	12/09/2015	01/08/2016	(2,385)	(2,388)

Total Sale-Buyback Transactions					$(160,364)

(2)

As of December 31, 2015, there were no open reverse repurchase agreements. The average amount of borrowings outstanding during the period ended December 31, 2015 was $(27,923) at a weighted average interest rate of 0.296%.

(3)	Payable for sale-buyback transactions includes $51 of deferred price drop.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2015	15

Schedule of Investments PIMCO Long-Term U.S. Government Portfolio (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of December 31, 2015:

(d)	Securities with an aggregate market value of $157,204 have been pledged as collateral under the terms of the following master agreements as of December 31, 2015.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (4)
Global/Master Repurchase Agreement
SSB	$217	$0	$0	$217	$(226)	$(9)

Master Securities Forward Transaction Agreement
BPG	0	0	(144,032)	(144,032)	141,123	(2,909)
GSC	0	0	(16,332)	(16,332)	16,081	(251)

Total Borrowings and Other Financing Transactions	$217	$0	$(160,364)

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Sale-Buyback Transactions
U.S. Treasury Obligations	$0	$(160,364)	$0	$0	$(160,364)

Total Borrowings	$0	$(160,364)	$0	$0	$(160,364)

Gross amount of recognized liabilities for sale-buyback financing transactions					$(160,364)

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation	Variation Margin
					Asset	Liability
U.S. Treasury 10-Year Note March Futures	Long	03/2016	10	$5	$3	$0

Total Futures Contracts				$5	$3	$0

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized (Depreciation)	Variation Margin
							Asset	Liability
Receive	3-Month USD-LIBOR	2.000%	12/16/2019	$4,600	$(78)	$(56)	$0	$(5)
Receive	3-Month USD-LIBOR	2.350	10/02/2025	600	(11)	(7)	0	(2)
Receive	3-Month USD-LIBOR	2.500	12/16/2025	3,500	(107)	(161)	0	(15)

					$(196)	$(224)	$0	$(22)

Total Swap Agreements					$(196)	$(224)	$0	$(22)

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2015

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2015:

Cash of $619 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2015. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$3	$0	$3	$0	$0	$(22)	$(22)

(f)   FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
BOA	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.500%	08/17/2017	$	900	$79	$25

DUB	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.500	08/17/2017		1,300	110	35

JPM	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.500	08/17/2017		900	79	25

								$268	$85

Total Purchased Options								$268	$85

WRITTEN OPTIONS:

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA Index	216.687	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	04/07/2020	$2,400	$(22)	$(1)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.500%	08/17/2017	$	1,900	$(79)	$(18)

DUB	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.500	08/17/2017		2,900	(116)	(28)

JPM	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.500	08/17/2017		1,900	(79)	(18)

								$(274)	$(64)

Total Written Options								$(296)	$(65)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED DECEMBER 31, 2015:

	# of Contracts	Notional Amount	Premiums
Balance at Beginning of Period	0	$36,900	$(409)
Sales	180	34,200	(314)
Closing Buys	0	(33,100)	236
Expirations	(90)	(13,900)	99
Exercised	(90)	(15,000)	92

Balance at End of Period	0	$9,100	$(296)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2015	17

Schedule of Investments PIMCO Long-Term U.S. Government Portfolio (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of December 31, 2015:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (1)
BOA	$0	$25	$0	$25	$0	$(18)	$0	$(18)	$7	$0	$7
CBK	0	0	0	0	0	(1)	0	(1)	(1)	0	(1)
DUB	0	35	0	35	0	(28)	0	(28)	7	0	7
JPM	0	25	0	25	0	(18)	0	(18)	7	0	7

Total Over the Counter	$0	$85	$0	$85	$0	$(65)	$0	$(65)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$3	$3

Over the counter
Purchased Options	$0	$0	$0	$0	$85	$85

	$0	$0	$0	$0	$88	$88

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$22	$22

Over the counter
Written Options	$0	$0	$0	$0	$65	$65

	$0	$0	$0	$0	$87	$87

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended December 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$39	$39
Futures	0	0	0	0	(53)	(53)
Swap Agreements	0	0	0	0	(41)	(41)

	$0	$0	$0	$0	$(55)	$(55)

Over the counter
Written Options	$0	$0	$0	$0	$269	$269

	$0	$0	$0	$0	$214	$214

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$38	$38
Swap Agreements	0	0	0	0	(217)	(217)

	$0	$0	$0	$0	$(179)	$(179)

Over the counter
Purchased Options	$0	$0	$0	$0	$(71)	$(71)
Written Options	0	0	0	0	61	61

	$0	$0	$0	$0	$(10)	$(10)

	$0	$0	$0	$0	$(189)	$(189)

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2015

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2015 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2015
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$515	$0	$515
Industrials	0	679	0	679
U.S. Government Agencies	0	25,778	68	25,846
U.S. Treasury Obligations	0	180,960	0	180,960
Non-Agency Mortgage-Backed Securities	0	4,122	0	4,122
Asset-Backed Securities	0	1,171	0	1,171
Short-Term Instruments
Repurchase Agreements	0	217	0	217
U.S. Treasury Bills	0	1	0	1
	$0	$213,443	$68	$213,511

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	5,680	0	0	5,680

Total Investments	$5,680	$213,443	$68	$219,191

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2015
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$3	$0	$0	$3
Over the counter	0	85	0	85
	$3	$85	$0	$88

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(22)	0	(22)
Over the counter	0	(65)	0	(65)
	$0	$(87)	$0	$(87)

Totals	$5,683	$213,441	$68	$219,192

There were no significant transfers between Levels 1, 2, or 3 during the period ended December 31, 2015.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2015	19

Notes to Financial Statements

1. ORGANIZATION

The PIMCO Long-Term U.S. Government Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Institutional, Administrative and Advisor. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies are recorded as dividend income. Long-term capital gain distributions received from registered investment companies are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Portfolio’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(c) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of transactions that may cause character differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been

20	PIMCO VARIABLE INSURANCE TRUST

December 31, 2015

reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed (overdistributed) net realized gains (losses) and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(d) Statement of Cash Flows  U.S. GAAP requires entities providing financial statements that report both financial position and results of operations to also provide a Statement of Cash Flows for each period for which results of operations are provided, but exempts investment companies meeting certain conditions. One of the conditions is that substantially all of the enterprise’s investments were carried at fair value during the period and classified as Level 1 or Level 2 in the fair value hierarchy in accordance with the requirements of U.S. GAAP. Another condition is that the enterprise had little or no debt, based on the average debt outstanding during the period, in relation to average total assets. Portfolios with certain degrees of borrowing activity, typically through the use of reverse repurchase agreements or sale-buyback transactions, have been determined to be at a level requiring a Statement of Cash Flows. The Statement of Cash Flows has been prepared using the indirect method which requires net increase (decrease) in net assets resulting from operations to be adjusted to reconcile to net cash flows from operating activities.

(e) New Accounting Pronouncements  In June 2014, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2014-11, that expanded secured borrowing accounting for certain repurchase agreements. The ASU also sets forth additional disclosure requirements for certain transactions accounted for as sales in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. The ASU became effective prospectively for annual periods beginning after December 15, 2014, and interim periods beginning after March 15, 2015. The Portfolio has adopted the ASU. The financial statements have been modified to provide enhanced disclosures surrounding secured borrowing transactions, if any. See the Notes to Schedule of Investments for additional details.

In August 2014, the FASB issued ASU 2014-15 requiring management to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the entity’s ability to continue as a going concern. The ASU is effective prospectively for annual periods ending after December 15, 2016, and interim periods thereafter. At this time, management is evaluating the implications of these changes on the financial statements.

In May 2015, the FASB issued ASU 2015-07 which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the NAV per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of the Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets attributable to the Portfolio or class, less any liabilities, by the total number of shares outstanding of the Portfolio or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Portfolio reserves the right to change the time its NAV is calculated if the Portfolio closes earlier, or as permitted by the SEC.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or

ANNUAL REPORT	DECEMBER 31, 2015	21

Notes to Financial Statements (Cont.)

estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services or other pricing sources. With respect to any portion of the Portfolio’s assets that are invested in one or more open-end management investment companies (other than exchange-traded funds (“ETFs”)), a Portfolio’s NAV will be calculated based upon the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. Foreign (non-U.S.) exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board (“Valuation Oversight Committee”), generally based on recommendations provided by the Adviser. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When a Portfolio uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly

22	PIMCO VARIABLE INSURANCE TRUST

December 31, 2015

reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1 — Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers in and out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

ANNUAL REPORT	DECEMBER 31, 2015	23

Notes to Financial Statements (Cont.)

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemption where the inputs to the NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Prior to July 31, 2015, short-term investments having a maturity of 60 days or less and repurchase agreements were generally valued at amortized cost which approximates fair value. Short-term debt instruments having a remaining maturity of 60 days or less are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. Other than swap agreements, which are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services or other pricing sources, these contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange (if available). For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value   When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

The validity of the fair value is reviewed by the Adviser on a periodic basis and may be amended in accordance with the Trust’s valuation procedures.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Portfolio. The tables below show the Portfolio’s transactions in and earnings from investments in these affiliated Funds for the period ended December 31, 2015 (amounts in thousands†):

Investments in PIMCO Short-Term Floating NAV Portfolio*

Market Value 12/31/2014	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2015	Dividend Income (1)	Realized Net Capital Gain Distributions (1)
$17	$0	$(17)	$0	$0	$0	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	A portion of this may be recharacterized to return of capital and reflected as such on tax forms mailed to shareholders on or about January 31st following each calendar year.
*	Effective July 1, 2015, the Portfolio was liquidated.

24	PIMCO VARIABLE INSURANCE TRUST

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Investments in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2014	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2015	Dividend Income (1)	Realized Net Capital Gain Distributions (1)
$15,612	$397,262	$(407,200)	$1	$5	$5,680	$61	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	A portion of this may be recharacterized to return of capital and reflected as such on tax forms mailed to shareholders on or about January 31st following each calendar year.

(b) Investments in Securities

Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate

ANNUAL REPORT	DECEMBER 31, 2015	25

Notes to Financial Statements (Cont.)

collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

Separate Trading of Registered Interest and Principal of Securities  (“STRIPS”) are U.S. Treasury fixed income securities in which the principal is separated, or stripped, from the interest and each takes the form of zero coupon securities. A STRIP is sold at a significant discount to face value and offers no interest payments; rather, investors receive payment at maturity. Zero coupon securities do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location of these instruments is described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for the receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the

Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  The Portfolio may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during

26	PIMCO VARIABLE INSURANCE TRUST

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the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“Futures Variation Margin”). Gains or losses are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(b) Options Contracts  The Portfolio may write or purchase options to enhance returns or to hedge an existing position or future investment. The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio, as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed.

Inflation-Capped Options  The Portfolio may write or purchase inflation-capped options to enhance returns or for hedging opportunities. The purpose of purchasing inflation-capped options is to protect the Portfolio from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Interest Rate Swaptions  The Portfolio may write or purchase interest rate swaptions which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

(c) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance

ANNUAL REPORT	DECEMBER 31, 2015	27

Notes to Financial Statements (Cont.)

with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are included within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Interest Rate Swap Agreements  The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or

“cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL RISKS

In the normal course of business, the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in financial derivative instruments and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Portfolio may lose money if these changes are not anticipated by the Portfolio’s management. The Portfolio may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Duration is a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. Convexity is an additional measure of interest rate sensitivity that measures the rate of change of duration in response to changes in interest rates. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. A wide variety of factors can cause interest rates to rise (e.g., central bank

28	PIMCO VARIABLE INSURANCE TRUST

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monetary policies, inflation rates, general economic conditions). At present, the U.S. is experiencing historically low interest rates. The Portfolio may be subject to heightened interest rate risk because the Fed has ended its quantitative easing program and has begun, and may continue, to raise interest rates. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause the Portfolio to lose value. If the Portfolio lost enough value, the Portfolio could face increased redemptions by shareholders, which could further impair its performance.

To the extent that the Portfolio may invest in securities and instruments that are economically tied to Russia, the Portfolio is subject to various risks such as, but not limited to political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, and unpredictable taxation. Investments in Russia are particularly subject to the risk that further economic sanctions may be imposed by the United States and/or other countries. Such sanctions — which may impact companies in many sectors, including energy, financial services and defense, among others — may negatively impact the Portfolio’s performance and/or ability to achieve its investment objective. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, difficulties in obtaining accurate prices, a smaller market capitalization and a smaller number of traded securities. Settlement, clearing and registration of securities transactions are subject to risks, which may result in significant delays or problems in registering the transfer of securities, including issues with foreign nominee accounts held with custodian banks. It is possible that the ownership rights of the Portfolio could be lost through fraud or negligence. In addition, it may be difficult for the Portfolio to enforce any rights it may have in the event of loss of share registration. Adverse currency exchange rates are a risk and there may be a lack of available currency hedging instruments. Investments in Russia may be subject to the risk of nationalization or expropriation of assets. Oil, natural gas, metals, and timber account for a significant portion of Russia’s exports, leaving the country vulnerable to swings in world prices.

If the Portfolio invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivative instruments that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency-denominated securities may reduce the Portfolio’s returns.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges, where applicable. For financial derivative instruments traded on exchanges or clearinghouses, the primary credit risk is the creditworthiness of the Portfolio’s clearing broker or the exchange or clearinghouse itself. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivative instruments contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities and financial derivative instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. PIMCO, as the Adviser, minimizes counterparty risks to the Portfolio through a number of ways. Prior to entering into transactions with a new counterparty, the PIMCO Counterparty Risk Committee conducts an extensive credit review of such counterparty and must approve the use of such counterparty. Furthermore, pursuant to the terms of the underlying contract, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold, such counterparty shall advance collateral to the Portfolio in the form of cash or securities equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such

ANNUAL REPORT	DECEMBER 31, 2015	29

Notes to Financial Statements (Cont.)

collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The

Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared over the counter (“OTC”) derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk is significantly reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of an FCM default scenario further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early

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could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.225%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.25%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $35,000, plus $3,600 for each Board meeting attended in person, $750 for each committee meeting attended and $750 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $5,000, the valuation oversight committee lead receives an additional annual retainer of $3,250 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads) and the governance committee chair receives an additional annual retainer of $1,500.

These expenses are allocated on a pro rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio, which does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8 and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against

ANNUAL REPORT	DECEMBER 31, 2015	31

Notes to Financial Statements (Cont.)

certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The transaction costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2015, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$88,905	$72,776	$2,035	$524

12. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2015		Year Ended 12/31/2014
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	279	$3,410	68	$719
Administrative Class	4,096	48,437	2,413	27,037
Advisor Class	716	8,593	279	3,112
Issued as reinvestment of distributions
Institutional Class	17	205	17	193
Administrative Class	299	3,561	316	3,517
Advisor Class	29	340	27	300
Cost of shares redeemed
Institutional Class	(184)	(2,204)	(230)	(2,447)
Administrative Class	(2,865)	(34,303)	(2,795)	(31,630)
Advisor Class	(400)	(4,742)	(280)	(3,091)
Net increase (decrease) resulting from Portfolio share transactions	1,987	$23,297	(185)	$(2,290)

As of December 31, 2015, two shareholders each owned 10% or more of the Portfolio’s total outstanding shares comprising 70% of the Portfolio.

13. REGULATORY AND LITIGATION MATTERS

The Portfolio is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

PIMCO has received a Wells Notice from the staff of the U.S. Securities and Exchange Commission (“SEC”) that relates to the PIMCO Total Return Active Exchange-Traded Fund (“BOND”), a series of PIMCO ETF Trust. The notice indicates the staff’s preliminary determination to recommend that the SEC commence a civil action against PIMCO stemming from a non-public investigation relating to BOND. A Wells Notice is neither a formal allegation of wrongdoing nor a finding that any law was violated.

This matter principally pertains to the valuation of smaller sized positions in non-agency mortgage-backed securities purchased by BOND between its inception on February 29, 2012 and June 30, 2012, BOND’s performance disclosures for that period, and PIMCO’s compliance policies and procedures related to these matters.

The Wells process provides PIMCO with the opportunity to demonstrate to the SEC staff why it believes its conduct was appropriate, in keeping with industry standards, and that no action should be taken. PIMCO believes that this matter is unlikely to have a material adverse effect on any Portfolio or on PIMCO’s ability to provide investment management services to any Portfolio.

The foregoing speaks only as of the date of this report.

32	PIMCO VARIABLE INSURANCE TRUST

December 31, 2015

14. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2015, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2012-2014, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of December 31, 2015, the components of distributable taxable earnings are as follows (amounts in thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Qualified Late-Year Loss Deferral— Capital (4)	Qualified Late-Year Loss Deferral— Ordinary (5)
PIMCO Long-Term U.S. Government Portfolio	$3,184	$—	$3,023	$—	$(997)	$—	$—

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss futures contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, lehman securities and sale/buyback transactions.

(2)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals and distributions payable at fiscal year-end.

(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2015 through December 31, 2015 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
(5)	Specified losses realized during the period November 1, 2015 through December 31, 2015, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Act of 2010, a Portfolio is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of December 31, 2015, the Portfolio had the following post-effective capital losses with no expiration (amounts in thousands):

	Short-Term	Long-Term
PIMCO Long-Term U.S. Government Portfolio	$—	$997

As of December 31, 2015, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (6)
PIMCO Long-Term U.S. Government Portfolio	$216,037	$6,139	$(2,985)	$3,154

(6)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, lehman securities and sale/buyback transactions.

For the years ended December 31, 2015 and December 31, 2014, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

	Fiscal Year Ended	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)
PIMCO Long-Term U.S. Government Portfolio	12/31/2015	$4,106	$—	$—
	12/31/2014	$4,010	$—	$—

(7)	Includes short-term capital gains, if any, distributed.
(8)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

ANNUAL REPORT	DECEMBER 31, 2015	33

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and Shareholders of PIMCO Long- Term U.S. Government Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets, and of cash flows and the financial highlights present fairly, in all material respects, the financial position of PIMCO Long-Term U.S. Government Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2015, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 18, 2016

34	PIMCO VARIABLE INSURANCE TRUST

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	DUB	Deutsche Bank AG	JPM	JPMorgan Chase Bank N.A.
BPG	BNP Paribas Securities Corp.	GSC	Goldman Sachs & Co.	SSB	State Street Bank and Trust Co.
CBK	Citibank N.A.

Currency Abbreviations:
USD (or $)	United States Dollar

Exchange Abbreviations:
OTC	Over the Counter

Index/Spread Abbreviations:
CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index

Other Abbreviations:
AID	Agency International Development	LIBOR	London Interbank Offered Rate

ANNUAL REPORT	DECEMBER 31, 2015	35

Management of the Trust

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Portfolio’s website at pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees*

Brent R. Harris (1959) Chairman of the Board and Trustee	08/1997 to present	Managing Director, PIMCO. Formerly, member of Executive Committee, PIMCO.	168	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute.

Douglas M. Hodge (1957) Trustee	02/2010 to present	Managing Director, Chief Executive Officer, PIMCO (since 2/14); Chief Operating Officer, PIMCO (7/09 - 2/14); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	146	Trustee, PIMCO Funds; Trustee, PIMCO ETF Trust.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company; Formerly, Executive Advisor, Toyota Financial Services; CEO, Toyota Financial Services.	146	Trustee, PIMCO Funds; Trustee, PIMCO ETF Trust.

E. Philip Cannon (1940) Trustee	05/2000 to present	Private Investor. Formerly, President, Houston Zoo.	168	Trustee, PIMCO Funds; Trustee, PIMCO ETF; Trustee, PIMCO Equity Series; and Trustee, PIMCO Equity Series VIT. Formerly, Trustee, Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments).	168	Trustee, PIMCO Funds; Trustee, PIMCO ETF Trust; Trustee, PIMCO Equity Series; and Trustee, PIMCO Equity Series VIT. Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group).	146	Trustee, PIMCO Funds; Trustee, PIMCO ETF Trust.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	168	Trustee, PIMCO Funds; Trustee, PIMCO ETF; Trustee, PIMCO Equity Series; and Trustee, PIMCO Equity Series VIT.

Ronald C. Parker (1951) Trustee	07/2009 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products).	168	Trustee, PIMCO Funds; Trustee, PIMCO ETF Trust; Trustee, PIMCO Equity Series; and Trustee, PIMCO Equity Series VIT.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.

** Trustees serve until their successors are duly elected and qualified.

36	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*

Peter G. Strelow (1970) President	01/2015 to present Senior Vice President 11/2013 to 01/2015 Vice President 05/2008 to 11/2013	Managing Director, PIMCO. President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

David C. Flattum (1964) Chief Legal Officer	11/2006 to present	Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to present	Managing Director and Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Brent R. Harris (1959) Senior Vice President	01/2015 to present President 03/2009 to 01/2015	Managing Director and current member of Executive Committee, PIMCO. Senior Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to present	Managing Director, Chief Executive Officer, PIMCO (since 2/14); Chief Operating Officer, PIMCO (7/09 - 2/14); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management. Senior Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Kevin M. Broadwater (1964) Vice President - Senior Counsel	05/2012 to present	Executive Vice President and Deputy General Counsel, PIMCO. Vice President - Senior Counsel, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Joshua D. Ratner (1976)** Vice President - Senior Counsel, Secretary	11/2013 to present Assistant Secretary 10/2007 to 01/2011	Executive Vice President and Senior Counsel, PIMCO. Chief Legal Officer, PIMCO Investments LLC. Vice President - Senior Counsel, Secretary, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Secretary and Chief Legal Officer, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Stacie D. Anctil (1969) Vice President	05/2015 to present Assistant Treasurer 11/2003 to 05/2015	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

William G. Galipeau (1974) Vice President	11/2013 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Treasurer, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds. Formerly, Vice President, Fidelity Investments.

Eric D. Johnson (1970)** Vice President	05/2011 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

Henrik P. Larsen (1970) Vice President	02/1999 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Greggory S. Wolf (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Trent W. Walker (1974) Treasurer	11/2013 to present Assistant Treasurer 05/2007 to 11/2013	Executive Vice President, PIMCO. Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Assistant Treasurer, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

Jason J. Nagler (1982)** Assistant Treasurer	05/2015 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds. Formerly, Head of Mutual Fund Reporting, GMO and Assistant Treasurer, GMO Trust and GMO Series Trust Funds.

* The term “PIMCO Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit Income Fund, PIMCO Dynamic Income Fund, PIMCO Global StocksPLUS & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.

** The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

ANNUAL REPORT	DECEMBER 31, 2015	37

Privacy Policy1

(Unaudited)

The Trust2 considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ non-public personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on applicable websites.

Respecting Your Privacy

As a matter of policy, the Trust does not disclose any non-public personal information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust or its affiliates may also retain non-affiliated companies to market the Trust’s shares or products which use the Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Trust reserves the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any fund advised by PIMCO in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Trust may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

Information Collected from Websites

Websites maintained by the Trust or its service providers may use a variety of technologies to collect information that help the Trust and its service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. In addition, the Trust or its Service Affiliates may use third parties to place advertisements for the Trust on other websites, including banner advertisements. Such third parties may collect anonymous information through the use of cookies or action tags (such as web beacons). The information these third parties collect is generally limited to technical and web navigation information, such as your IP address, web pages visited and browser type, and does not include personally identifiable information such as name, address, phone number or email address.

You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly.

Changes to the Privacy Policy

From time to time, the Trust may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Effective as of September 5, 2014.

2 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined policy may be written in the first person (i.e., by using “we” instead of “the Trust”).

38	PIMCO VARIABLE INSURANCE TRUST

Approval of Investment Advisory Contract and Other Agreements

(Unaudited)

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement and Amended and Restated Asset Allocation Sub-Advisory Agreement

At a meeting held on August 10-11, 2015, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved the Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) between the Trust, on behalf of each of the Trust’s series (the “Portfolios”), and Pacific Investment Management Company LLC (“PIMCO”) for an additional one-year term through August 31, 2016. The Board also considered and unanimously approved for an additional one-year term through August 31, 2016, the Supervision and Administration Agreement (together with the Investment Advisory Contract, the “Agreements”) between the Trust, on behalf of the Portfolios, and PIMCO. In addition, the Board considered and unanimously approved the renewal of the Amended and Restated Asset Allocation Sub-Advisory Agreement (the “Asset Allocation Agreement”) between PIMCO, on behalf of PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, and Research Affiliates, LLC (“Research Affiliates”) for an additional one-year term through August 31, 2016.

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of the past year, the Trustees received a wide variety of materials relating to the services provided by PIMCO and Research Affiliates to the Trust. At each of its quarterly meetings, the Board reviewed the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including shareholder services, valuation and custody, the Portfolios’ compliance program and other information relating to the nature, extent and quality of services provided by PIMCO and Research Affiliates to the Trust. In considering whether to approve the renewal of the Agreements and the Asset Allocation Agreement, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial information for PIMCO and, where relevant, Research Affiliates, information regarding the profitability to PIMCO of its relationship with the Portfolios, information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Portfolios, and information about the fees charged and services provided to other clients with similar investment mandates as the Portfolios (where applicable). In addition, the Board reviewed materials provided by counsel to the Trust and the Independent Trustees, which included, among other things, memoranda outlining legal duties of the Board in considering the continuation of the Agreements and the Asset Allocation Agreement.

(b) Review Process:  In connection with the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed written materials prepared by PIMCO and, where applicable, Research Affiliates in response to requests from counsel to the Trust and the Independent Trustees. The Board requested and received assistance and advice regarding applicable legal standards from counsel to the Trust and the Independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board heard oral presentations on matters related to the Agreements and the Asset Allocation Agreement and met both as a full Board and in a separate session of the Independent Trustees, without management present, at the August 10-11, 2015 meeting. The Independent Trustees also conducted a telephonic meeting with counsel to the Trust and the Independent Trustees on July 30, 2015 and executive sessions on August 10, 2015 to discuss the materials presented. In addition, the Independent Trustees requested and received from PIMCO additional information including, but not limited to, information related to profitability and comparative performance information.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and the Asset Allocation Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in assets under management. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes

ANNUAL REPORT	DECEMBER 31, 2015	39

Approval of Investment Advisory Contract and Other Agreements (Cont.)

available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to reasonably assure compliance with applicable laws and regulations and its commitment to these programs, its oversight of matters that may involve conflicts of interest between the Portfolios’ investments and those of other accounts managed by PIMCO, and its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has enhanced PIMCO’s service to the Funds and has allowed PIMCO to introduce innovative new funds over time. In addition, the Board considered the nature and quality of services provided by PIMCO to the wholly-owned subsidiaries of applicable Portfolios.

The Trustees considered information they had received about the steps that PIMCO has taken in recent years with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the counterparty risk committee, which oversees counterparty risk on a firm-wide basis, continually evaluating requests to add or remove approved counterparties as market needs and conditions warrant. The Trustees also considered that, over the last several years, PIMCO has continued to strengthen the process it uses to assess the financial stability of counterparties with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that, consistent with its fiduciary duty, PIMCO executes transactions through a competitive best execution process and uses only those counterparties that meet its stringent and monitored criteria. The Trustees considered that PIMCO’s collateral management team utilizes a counterparty risk system to analyze portfolio level exposure and collateral being exchanged with counterparties.

In addition, the Trustees considered new services and service enhancements that PIMCO has implemented since the Board renewed the Agreements in 2014, including, but not limited to: conducting a targeted review of quality and efficiency in the valuation process; expanding the analytical review of shareholder reports by State Street Bank and Trust Company, the Portfolios’ custodian; developing a process for monthly forecasts of taxable and book income to enhance portfolio management of investment income; continuing the expansion of a proprietary performance reconciliation tool, which includes next-day comparison of daily internal performance to custodian bank performance to identify potential errors and guardrail net asset value calculations; developing and implementing the Global Process Monitor application, which includes real-time tracking and escalation protocols for critical activities; and implementing monthly cash flow reporting processes to support client and media demands for information about investor flows and assets under management data. The Trustees also considered the recent outflows from the Portfolios. The Trustees further considered whether the decline in the Portfolios’ assets and the reduction in PIMCO’s total assets under management materially impacted the service quality or resources available to the Portfolios. The Trustees concluded that there has been no adverse impact to service quality or resources available to the Portfolios.

Similarly, the Board considered the asset allocation services provided by Research Affiliates to the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio. The Board noted that the PIMCO All Asset All Authority Portfolio recently commenced operations. The Board also considered the depth and quality of Research Affiliates’ investment management and research capabilities, the experience and capabilities of its portfolio management personnel and, in particular, the experience and capabilities of Robert Arnott, Research Affiliates’ principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by Research Affiliates under the Asset Allocation Agreement are likely to benefit the Portfolios and their respective shareholders (as applicable).

(b) Other Services:  The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust pursuant to the Administration Agreement.

The Board considered the terms of the Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services provided pursuant to that agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of these services and its supervision of the Trust’s third party service providers to assure

40	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

that these service providers continue to provide a high level of service relative to alternatives available in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited, and will likely continue to benefit, the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board received and examined information from PIMCO concerning the Portfolios’ performance, as available, over short- and long-term periods ended May 31, 2015 and other performance data, as available, over short- and long-term periods ended June 30, 2015 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ performance, as available, over short- and long-term periods ended May 31, 2015 (the “Lipper Report”).

The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 10-11, 2015 meeting. The Trustees noted that a majority of the Portfolios outperformed their respective Lipper medians over the three-year and longer periods ended May 31, 2015.

The Board also noted that, as of May 31, 2015, the Administrative Class of 44%, 79% and 92% of the Portfolios outperformed its Lipper category median on a net-of-fees basis over the three-year, five-year and ten-year periods, respectively. The Trustees considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of investments and that differences in performance among classes could principally be attributed to differences in the supervisory and administrative fees and distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups and that the Lipper categories do not: separate funds based upon maturity or duration; account for the applicable Portfolios’ hedging strategies; distinguish between enhanced index and actively managed equity strategies; include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” Lipper category to which they do not properly belong); or account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may not be particularly relevant to the consideration of Portfolio performance.

The Board noted that 63% or more of the assets of the Trust had outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods ending May 31, 2015 (based on the performance of the Administrative Class). The Board also noted that 8 of 14 Portfolios, representing 69% of the total assets of the Trust, had outperformed their respective benchmark indexes on a net-of-fees basis over the five-year period ending May 31, 2015. The Board also noted that, while the Lipper universe comparisons provide a valuable performance comparison reference, there are certain Portfolios that do not fit neatly into their respective Lipper classifications. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward. The Board also considered that the Trust’s assets were over $20 billion as of December 31, 2014.

The Board considered PIMCO’s discussion of the intensive nature of managing bond funds, noting that it requires the management of a number of factors, including: varying maturities; prepayments; collateral management; counterparty management; pay-downs; credit events; workouts; derivatives; net new issuance in the bond market; and decreased market maker inventory levels. The Board noted that in addition to managing these factors, PIMCO must also balance risk controls and strategic positions in each portfolio it manages, including the Portfolios. Despite these challenges, the Board noted that PIMCO has generated “alpha” (i.e., non-market correlated excess performance) for its clients over time, including the Trust.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price funds to scale at the outset with reference to the total expense ratios of the respective Lipper median (if available), while providing a premium for innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also considered that PIMCO reviews the Portfolios’ fee levels

ANNUAL REPORT	DECEMBER 31, 2015	41

Approval of Investment Advisory Contract and Other Agreements (Cont.)

and carefully considers reductions where appropriate. Further, the Board noted that PIMCO believes that the growth in the Trust’s assets under management over the long-term and long-term positive net flows are important indicators of proper and effective pricing.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. The Board also reviewed information relating to the sub-advisory fees paid to Research Affiliates with respect to applicable Portfolios, taking into account that PIMCO compensates Research Affiliates from the advisory fees paid by such Portfolios to PIMCO. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in a “Peer Group” of comparable funds, as well as the universe of other similar funds. The Board noted that a number of Portfolios have total expense ratios that fall below the average and median expense ratios in their Peer Group and Lipper universe. In addition, the Board noted the fee waivers in place with respect to the fees that might result from investments by applicable Portfolios in their respective wholly-owned subsidiaries.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts and as sub-adviser to other investment companies with a similar investment strategy, including differences in advisory services provided. The Board noted that advisory fees for most Portfolios were similar to the fee rates charged to separate account strategies with the same investment strategies as the Portfolios. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including differences in the advisory and other services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees.

Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third-party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Portfolios. The Trustees also took into account that there are various reasons for any such difference in fees, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial risk and regulatory requirements, differing legal liabilities on a contract-by-contract basis and different servicing requirements when it does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations as compared to when PIMCO serves as investment adviser and sponsor.

The Board considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board also considered that as the Portfolios’ business has become increasingly complex, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. In addition, the Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee and, in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board further considered that many other funds pay for these services separately, and thus it is difficult to directly compare the Trust’s unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board also considered that the unified supervisory and administrative fee leads to Portfolio fees that are fixed, rather than variable. The Board noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease. The Board also considered that the Portfolios’ unified fee structure meant that fees were not impacted by recent outflows in certain Portfolios, unlike funds without a unified fee structure, which may see increased expense ratios when fixed costs are passed through to a smaller asset base. The Board further noted that, with few exceptions, PIMCO has generally maintained Portfolio fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall Portfolio fees, which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed with PIMCO those Portfolios and/or classes of Portfolios that had above median total expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few peers (if any), and cannot easily be grouped with comparable funds. Upon comparing the Portfolios’ total expenses to other funds in the “Peer Groups” provided by Lipper, the Board found total expenses of each Portfolio to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying funds in which the Funds of Funds may invest and,

42	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

therefore, such services were not duplicative of the advisory services provided to the underlying funds. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

Based on the information presented by PIMCO, Research Affiliates and Lipper, members of the Board determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of each Portfolio, are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were lower than in the previous year due to the impact of the Portfolios’ overall outflows. To the extent applicable, the Board also reviewed information regarding the portion of a Portfolio’s advisory fee retained by PIMCO, following the payment of sub-advisory fees to Research Affiliates, with respect to the Portfolio. Additionally, the Board noted that profit margins with respect to the Portfolios were within the ranges, although above the median, of publicly held investment management companies reported by Lipper and Strategic Insight (an independent provider of fund industry research). The Board noted that the PIMCO’s profit margin with respect to the Trust shows that the Trust is profitable, although less so than PIMCO Funds due to payments made by PIMCO to participating insurance companies. The Board also noted that it had received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, cyber security, information security, shareholder privacy, business continuity planning, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board noted that PIMCO shares the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including through the pricing of Portfolios to scale from inception and the enhancement of services provided to the Portfolios in return for fees paid. The Board reviewed the history of the Portfolios’ fee structure. The Board considered that the Portfolios’ unified fee rates had been set competitively and/or priced to scale from inception, had been held steady at that scaled competitive rate for most Portfolios as assets grew, or as assets declined in the case of some Portfolios, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing Portfolio shareholders of the fees associated with the Portfolios, and that the Portfolios bear certain expenses that are not covered by the advisory fee or the unified fee.

The Trustees considered that the unified fee has provided inherent economies of scale because a Portfolio maintains competitive fixed unified fees even if the particular Portfolio’s assets decline and/or operating costs rise. The Trustees further considered that, in contrast, breakpoints are a proxy for charging higher fees on lower asset levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also considered that, unlike the Portfolios’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees also considered that the unified fee protects shareholders from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those referenced above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Portfolios’ cost structures were reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and each of the Portfolios, to the benefit of their respective shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their respective shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Portfolios’ Rule 12b-1 plans or otherwise. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on their review, including their consideration of each of the factors summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and Research Affiliates favored the renewal of the Agreements and the Asset Allocation Agreement. The Independent Trustees and the Board as a whole concluded that the Agreements and the Asset Allocation Agreement continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees

ANNUAL REPORT	DECEMBER 31, 2015	43

Approval of Investment Advisory Contract and Other Agreements (Cont.)

(Unaudited)

paid to PIMCO by the Portfolios under the Agreements and the fees paid to Research Affiliates by PIMCO under the Asset Allocation Agreement, and that the renewal of the Agreements and the Asset Allocation Agreement was in the best interests of the Portfolios and their shareholders.

44	PIMCO VARIABLE INSURANCE TRUST

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT13AR_123115

PIMCO Variable Insurance Trust

Annual Report

December 31, 2015

PIMCO Low Duration Portfolio

Share Classes

■	Institutional
■	Administrative
■	Advisor

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

Please find enclosed the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2015. The following pages contain specific details about the Portfolio’s investment performance and a discussion of the factors that most affected performance over the reporting period.

Heightened market volatility throughout the reporting period was sparked by a mix of investor concerns including geopolitical developments, monetary policy and the potential for slowing global economic growth, which generally contributed to dampened investor sentiment. In particular, increasing concern over the outlook for Chinese growth sent commodity prices and inflation expectations lower, while also negatively impacting prices of emerging market (“EM”) debt and equities. In addition, the Chinese equity market began a strong decline in June 2015, which prompted the Chinese government to prop-up equity share prices and devalue the Chinese yuan. Volatility in Chinese equity markets continued into January 2016 on renewed concern over slowing Chinese economic growth. Furthermore, rising tension in the Middle East and the continued debt crisis in Greece also contributed to investor unease throughout the reporting period.

Economic data in the U.S. continued to confirm a healthy economy, particularly labor market indicators such as employment and wages. Still, signs of caution remained, particularly as U.S. consumers appeared to be more selective in their spending and chose to save rather than spend their windfall from lower gas prices. Additionally, consumer sentiment and certain housing indicators softened towards the end of the reporting period, and December 2015 U.S. manufacturing data indicated the fastest contraction in six years. Within the Eurozone, volatility increased despite gradual improvement in the underlying economies. Eurozone economic data also showed generally positive signs of an early recovery but were tempered slightly by sluggish inflation.

The theme of divergent global central bank monetary policy continued throughout the reporting period. The European Central Bank (“ECB”) expressed its commitment to increase quantitative easing (or large-scale asset purchases), along with the Bank of Japan and the People’s Bank of China who also indicated their intent to accelerate such measures. The Federal Reserve (“Fed”), on the other hand, moved on December 16 to raise the Federal Funds Rate by 0.25% to a new range of 0.25% - 0.50%, marking its first rate hike in nine years. However, the Fed noted that future increases in its target rate would be “gradual” and in-line with their previous projections, which helped to ease investor concerns. Outside of the reporting period on January 27, the Fed opted to leave the Federal Funds Rate unchanged, noting their intent to closely monitor how the global economy and markets influence the U.S. economic outlook.

Highlights of the financial markets during the twelve-month fiscal reporting period include:

■

U.S. Treasuries, as represented by the Barclays U.S. Treasury Index, returned 0.84% for the reporting period as yields generally rose slightly across the Treasury yield curve. The benchmark ten-year U.S. Treasury note yielded 2.27% at the end of the reporting period, up from 2.17% on December 31, 2014. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 0.55% for the reporting period.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Barclays U.S. TIPS Index, declined 1.44% over the reporting period. U.S. TIPS were pressured over the year as breakeven inflation levels, a proxy for inflation expectations, declined in-line with commodity markets. Global inflation-linked bonds (“ILBs”) were also down overall during the reporting period, as the slide in energy and other commodities impacted inflation expectations globally. Despite this headwind, European ILBs fared better than other developed countries and posted marginal gains in local currencies as real yields benefited from the ECB’s quantitative easing support.

■

Prices on broad commodities were down over the reporting period, led lower primarily by energy and industrial metal prices. Crude oil prices faced increasing pressure from a persisting inventory glut and production growth, especially from the Organization of the Petroleum Exporting Countries (“OPEC”). Towards the end of the

2	PIMCO VARIABLE INSURANCE TRUST

reporting period, seasonally warm weather put further pressure on oil prices, which ended the year considerably lower. Diversified commodities, as represented by the Bloomberg Commodity Index Total Return, declined 24.66% over the reporting period.

■

Agency mortgage-backed securities (“MBS”), as represented by the Barclays U.S. MBS Fixed Rate Index, returned 1.51% over the reporting period. Non-Agency MBS prices were mixed amid weakness in the broader credit markets, although underlying collateral performance has generally been in-line with investor expectations and continues to gradually improve over the long-term.

■

U.S. investment grade credit, as represented by the Barclays U.S. Credit Index, declined 0.77% over the reporting period. Investment grade credit valuations cheapened as a record $1.15 trillion of new issuance came to market and commodity prices continued to fall given worries over slowing Chinese growth. Developed market global high yield bonds, as measured by the BofA Merrill Lynch Developed Markets High Yield Constrained Index, declined 3.05% over the reporting period. Weakness in the commodity-oriented sectors including energy and metals & mining, weighed on returns as oil and other commodity prices fell. Overall, global high yield spreads and yields rose throughout the reporting period and ended higher.

■

EM external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 1.23% over the reporting period. EM local bonds, as represented by the JPMorgan Government Bond Index - Emerging Markets Global Diversified Index (Unhedged), declined 14.92% over the reporting period. Idiosyncratic forces remained a dominant theme. China, for example, continued to expand its accommodative measures as both growth and inflation showed signs of further moderation. In addition, the Russian ruble continued its recovery from 2014 weakness before stumbling toward the end of the reporting period on oil price weakness.

■

Equity markets showed mixed performance globally amid a period marked by economic uncertainty, increased volatility and divergent central bank monetary policy. U.S. equities, as represented by the S&P 500 Index, returned 1.38% (on a total return basis) and developed market equities outside the U.S., as represented by the MSCI EAFE Net Dividend Index (USD Unhedged), declined 0.81% over the reporting period. However, ultra-easy monetary policy in Europe and Japan benefited European and Japanese equity markets, which generally posted positive returns. However, EM equities, as represented by the MSCI Emerging Markets Index (Net Dividends in USD), declined 14.92% over the same period, due to headwinds from a stronger U.S. dollar, falling commodity prices, concerns over slower Chinese economic growth and declining Chinese equities.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your broad investment needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Variable Insurance Trust February 18, 2016

ANNUAL REPORT	DECEMBER 31, 2015	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of nineteen separate investment portfolios, including the PIMCO Low Duration Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by the Portfolio are likely to decrease in value. A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and significant, and there is no guarantee that Fund management will anticipate such movement accurately.

As of the date of this report, interest rates in the U.S. are near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program and has begun, and may continue, to raise interest rates. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Portfolio’s performance or cause the Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus. Some of these risks may include, but are not limited to, the following: interest rate risk, call risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, emerging markets risk, sovereign debt risk, currency risk, leveraging risk, management risk and short sale risk. A complete description of these and other risks is contained in the Portfolio’s prospectus.

The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, leverage risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on the Portfolio. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in an asset, instrument or component of the index underlying a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility for the Portfolio. The Portfolio may engage in such transactions regardless of whether the Portfolio owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if the Portfolio invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign (non-U.S.) issuer.

High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in such markets. Thus, high yield investments increase the chance that the Portfolio will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage- and Asset-Backed Securities represent ownership interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, Mortgage- and Asset-Backed Securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on Mortgage- and Asset-Backed Securities depend on the ability of the underlying assets to generate cash flow.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

4	PIMCO VARIABLE INSURANCE TRUST

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart reflects only Administrative Class performance. Performance for Institutional Class, Class M and Advisor Class shares, if applicable, may be higher or lower based on each class’s expense ratios. The Portfolio’s total annual operating expense ratios on the Portfolio Summary page are as of the currently effective prospectus, as supplemented to date. The Portfolio measures its performance against a broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

The following table discloses the inception dates of the Portfolio and its respective share classes along with the Portfolio’s diversification status as of period end:

Portfolio Name	Portfolio Inception	Institutional Class	Class M	Administrative Class	Advisor Class	Diversification Status
PIMCO Low Duration Portfolio	02/16/99	04/10/00	—	02/16/99	03/31/06	Diversified

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolio. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Portfolio creates a contract between or among any shareholder of the Portfolio, on the one hand, and the Trust, the Portfolio, a service provider to the Trust or the Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and is available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

ANNUAL REPORT	DECEMBER 31, 2015	5

PIMCO Low Duration Portfolio

Cumulative Returns Through December 31, 2015

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown†

Corporate Bonds & Notes	39.1%
U.S. Treasury Obligations	14.8%
U.S. Government Agencies	14.5%
Asset-Backed Securities	9.7%
Non-Agency Mortgage-Backed Securities	7.3%
Short-Term Instruments‡	7.2%
Sovereign Issues	6.2%
Other	1.2%
†	% of Investments, at value as of 12/31/15. Financial derivative instruments, if any, are excluded.

‡	Includes Central Funds used for Cash Management Purposes

Average Annual Total Return for the period ended December 31, 2015
	1 Year	5 Years	10 Years	Inception*
PIMCO Low Duration Portfolio Institutional Class	0.47%	1.73%	3.83%	4.12%
PIMCO Low Duration Portfolio Administrative Class	0.31%	1.58%	3.67%	3.93%
PIMCO Low Duration Portfolio Advisor Class	0.21%	1.47%	—	3.65%
BofA Merrill Lynch 1-3 Year U.S. Treasury Index±	0.54%	0.70%	2.42%	3.17%	**

All Portfolio returns are net of fees and expenses.

* For class inception dates please refer to the Important Information.

** Average annual total return since 02/16/1999.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.50% for Institutional Class shares, 0.65% for Administrative Class shares, and 0.75% for Advisor Class shares.

± The BofA Merrill Lynch 1-3 Year U.S. Treasury Index is an unmanaged index comprised of U.S. Treasury securities, other than inflation-protection securities and STRIPS, with at least $1 billion in outstanding face value and a remaining term to final maturity of at least one year and less than three years.

It is not possible to invest in an unmanaged index.

Investment Objective and Strategy Overview

»

The PIMCO Low Duration Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives, such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

Portfolio Insights

»	Exposure to investment grade credit detracted from performance, as these securities generally posted negative total returns during the reporting period.

»	Exposure to high yield credit detracted from performance, as these securities generally posted negative total returns during the reporting period.

»	Holdings of U.S. Treasury Inflation-Protected Securities detracted from performance, as these securities generally posted negative total returns during the reporting period.

»	Exposure to U.S. dollar-denominated emerging market bonds positively contributed to performance, as these securities generally posted positive total returns during the reporting period.

»	Short exposure to the Japanese yen and the euro benefited performance, as both currencies depreciated relative to the U.S. dollar during the reporting period.

6	PIMCO VARIABLE INSURANCE TRUST

Expense Example PIMCO Low Duration Portfolio

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held from July 1, 2015 to December 31, 2015 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (07/01/15)	Ending Account Value (12/31/15)	Expenses Paid During Period*	Beginning Account Value (07/01/15)	Ending Account Value (12/31/15)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$996.80	$2.61	$1,000.00	$1,023.00	$2.64	0.51%
Administrative Class	1,000.00	996.00	3.37	1,000.00	1,022.24	3.42	0.66
Advisor Class	1,000.00	995.50	3.88	1,000.00	1,021.72	3.94	0.76

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 187/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers can be found in Note 8 in the Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2015	7

Financial Highlights PIMCO Low Duration Portfolio

Selected Per Share Data for the Year Ended:	Net Asset Value Beginning of Year	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income (b)	Total Distributions

Institutional Class
12/31/2015	$10.58	$0.15	$(0.10)	$0.05	$(0.38)	$(0.38)
12/31/2014	10.61	0.10	0.01	0.11	(0.14)	(0.14)
12/31/2013	10.78	0.10	(0.10)	0.00	(0.17)	(0.17)
12/31/2012	10.38	0.15	0.47	0.62	(0.22)	(0.22)
12/31/2011	10.44	0.16	(0.03)	0.13	(0.19)	(0.19)

Administrative Class
12/31/2015	10.58	0.14	(0.11)	0.03	(0.36)	(0.36)
12/31/2014	10.61	0.10	(0.01)	0.09	(0.12)	(0.12)
12/31/2013	10.78	0.08	(0.09)	(0.01)	(0.16)	(0.16)
12/31/2012	10.38	0.14	0.46	0.60	(0.20)	(0.20)
12/31/2011	10.44	0.14	(0.02)	0.12	(0.18)	(0.18)

Advisor Class
12/31/2015	10.58	0.13	(0.11)	0.02	(0.35)	(0.35)
12/31/2014	10.61	0.09	(0.01)	0.08	(0.11)	(0.11)
12/31/2013	10.78	0.07	(0.10)	(0.03)	(0.14)	(0.14)
12/31/2012	10.38	0.13	0.46	0.59	(0.19)	(0.19)
12/31/2011	10.44	0.13	(0.02)	0.11	(0.17)	(0.17)

(a)	Per share amounts based on average number of shares outstanding during the year.
(b)	Determined in accordance with federal income tax regulations, see Note 2(d) in the Notes to Financial Statements for more information.

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Net Asset Value End of Year	Total Return	Net Assets End of Year (000s)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets Excluding Interest Expense	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$10.25	0.47%	$8,291	0.51%	0.50%	1.39%	181%
10.58	1.00	13,590	0.50	0.50	0.96	208
10.61	0.01	58,621	0.50	0.50	0.95	316
10.78	6.01	54,192	0.50	0.50	1.45	647
10.38	1.26	63,047	0.50	0.50	1.52	456

10.25	0.31	1,323,009	0.66	0.65	1.32	181
10.58	0.85	1,481,605	0.65	0.65	0.90	208
10.61	(0.14)	1,510,077	0.65	0.65	0.79	316
10.78	5.85	1,527,088	0.65	0.65	1.29	647
10.38	1.11	1,326,770	0.65	0.65	1.37	456

10.25	0.21	677,728	0.76	0.75	1.25	181
10.58	0.75	647,468	0.75	0.75	0.80	208
10.61	(0.23)	617,374	0.75	0.75	0.69	316
10.78	5.75	532,901	0.75	0.75	1.18	647
10.38	1.01	388,854	0.75	0.75	1.27	456

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2015	9

Statement of Assets and Liabilities PIMCO Low Duration Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2015

Assets:
Investments, at value
Investments in securities*	$2,159,398
Investments in Affiliates	114,868
Financial Derivative Instruments
Exchange-traded or centrally cleared	722
Over the counter	36,014
Deposits with counterparty	5,314
Foreign currency, at value	2,674
Receivable for investments sold	37
Receivable for TBA investments sold	185,468
Receivable for Portfolio shares sold	5,564
Interest receivable	6,795
Dividends receivable from Affiliates	65
Total Assets	2,516,919

Liabilities:
Borrowings & Other Financing Transactions
Payable for short sales	$4,046
Financial Derivative Instruments
Exchange-traded or centrally cleared	823
Over the counter	8,272
Payable for investments purchased	284
Payable for investments in Affiliates purchased	65
Payable for TBA investments purchased	463,999
Deposits from counterparty	28,720
Payable for Portfolio shares redeemed	346
Overdraft due to custodian	59
Accrued investment advisory fees	467
Accrued supervisory and administrative fees	467
Accrued distribution fees	157
Accrued servicing fees	185
Other liabilities	1
Total Liabilities	507,891

Net Assets	$2,009,028

Net Assets Consist of:
Paid in capital	$2,074,423
(Overdistributed) net investment income	(17,299)
Accumulated undistributed net realized (loss)	(30,779)
Net unrealized (depreciation)	(17,317)
$2,009,028

Net Assets:
Institutional Class	$8,291
Administrative Class	1,323,009
Advisor Class	677,728

Shares Issued and Outstanding:
Institutional Class	809
Administrative Class	129,022
Advisor Class	66,093

Net Asset Value and Redemption Price Per Share Outstanding:
Institutional Class	$10.25
Administrative Class	10.25
Advisor Class	10.25

Cost of investments in securities	$2,198,157
Cost of investments in Affiliates	$115,332
Cost of foreign currency held	$2,680
Proceeds received on short sales	$4,053
Cost or premiums of financial derivative instruments, net	$(470)

* Includes repurchase agreements of:	$1,963

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Low Duration Portfolio

(Amounts in thousands)	Year Ended December 31, 2015

Investment Income:
Interest, net of foreign taxes*	$39,701
Dividends from Investments in Affiliates	700
Total Income	40,401

Expenses:
Investment advisory fees	5,083
Supervisory and administrative fees	5,083
Servicing fees - Administrative Class	2,039
Distribution and/or servicing fees - Advisor Class	1,661
Trustee fees	41
Interest expense	136
Miscellaneous expense	4
Total Expenses	14,047

Net Investment Income	26,354

Net Realized Gain (Loss):
Investments in securities	(80,287)
Investments in Affiliates	(882)
Exchange-traded or centrally cleared financial derivative instruments	(9,120)
Over the counter financial derivative instruments	66,627
Foreign currency	2,699

Net Realized (Loss)	(20,963)

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	3,263
Investments in Affiliates	488
Exchange-traded or centrally cleared financial derivative instruments	(3,006)
Over the counter financial derivative instruments	1,309
Foreign currency assets and liabilities	62

Net Change in Unrealized Appreciation	2,116

Net Increase in Net Assets Resulting from Operations	$7,507

* Foreign tax withholdings	$18

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2015	11

Statements of Changes in Net Assets PIMCO Low Duration Portfolio

(Amounts in thousands)	Year Ended December 31, 2015	Year Ended December 31, 2014

(Decrease) in Net Assets from:

Operations:
Net investment income	$26,354	$19,646
Net realized gain (loss)	(20,963)	20,561
Net change in unrealized appreciation (depreciation)	2,116	(21,423)

Net Increase in Net Assets Resulting from Operations	7,507	18,784

Distributions to Shareholders:
From net investment income (a)
Institutional Class	(308)	(607)
Administrative Class	(45,888)	(17,615)
Advisor Class	(22,510)	(6,660)

Total Distributions	(68,706)	(24,882)

Portfolio Share Transactions:
Net (decrease) resulting from Portfolio share transactions**	(72,436)	(37,311)

Total (Decrease) in Net Assets	(133,635)	(43,409)

Net Assets:
Beginning of year	2,142,663	2,186,072
End of year*	$2,009,028	$2,142,663

* Including undistributed (overdistributed) net investment income of:	$(17,299)	$37,549

**	See Note 12 in the Notes to Financial Statements.
(a)	Determined in accordance with federal income tax regulations, see Note 2(d) in the Notes to Financial Statements for more information.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO Low Duration Portfolio

December 31, 2015

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 107.5%

BANK LOAN OBLIGATIONS 0.3%
Chrysler Group LLC
3.500% due 05/24/2017		$2,954	$2,948
HCA, Inc.
3.174% due 03/31/2017		2,955	2,955

Total Bank Loan Obligations (Cost $5,919)			5,903

CORPORATE BONDS & NOTES 44.3%

BANKING & FINANCE 26.2%
ABN AMRO Bank NV
1.800% due 06/04/2018		4,300	4,269
AerCap Ireland Capital Ltd.
2.750% due 05/15/2017		3,800	3,786
Ally Financial, Inc.
2.750% due 01/30/2017		6,360	6,360
3.125% due 01/15/2016		2,200	2,201
3.500% due 07/18/2016		3,400	3,417
6.250% due 12/01/2017		2,000	2,103
American Tower Corp.
2.800% due 06/01/2020		7,400	7,324
Banco Espirito Santo S.A.
2.625% due 05/08/2017	EUR	3,500	553
Banco Popolare SC
3.500% due 03/14/2019		9,700	10,822
Bank of America Corp.
1.272% due 09/15/2026		$900	776
2.650% due 04/01/2019		1,200	1,204
5.650% due 05/01/2018		8,000	8,607
6.875% due 11/15/2018		2,700	3,036
Bank of America N.A.
0.812% due 06/15/2017		23,900	23,716
Bankia S.A.
0.147% due 01/25/2016	EUR	2,000	2,173
BB&T Corp.
1.036% due 01/15/2020		$5,100	5,061
BBVA Bancomer S.A.
4.500% due 03/10/2016		6,100	6,132
Bear Stearns Cos. LLC
6.400% due 10/02/2017		1,500	1,616
BPCE S.A.
0.934% due 11/18/2016		500	500
1.203% due 06/23/2017		400	399
1.375% due 03/06/2017	GBP	2,300	3,400
1.625% due 02/10/2017		$2,100	2,097
Caterpillar Financial Services Corp.
2.250% due 12/01/2019		1,300	1,304
CIT Group, Inc.
4.250% due 08/15/2017		7,100	7,277
5.000% due 05/15/2017		9,700	10,015
Citigroup, Inc.
1.013% due 04/27/2018		18,200	18,137
1.202% due 07/30/2018		12,000	12,002
1.350% due 03/10/2017		2,500	2,491
Citizens Bank N.A.
2.300% due 12/03/2018		3,600	3,599
Commonwealth Bank of Australia
1.750% due 11/02/2018		1,800	1,788
Credit Agricole S.A.
1.457% due 06/10/2020		11,700	11,704
Dexia Credit Local S.A.
0.724% due 11/07/2016		4,500	4,505
Eksportfinans ASA
1.570% due 02/14/2018	JPY	500,000	4,122
2.375% due 05/25/2016		$6,000	6,008

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.500% due 05/25/2016		$5,700	$5,775
5.500% due 06/26/2017		4,500	4,691
Ford Motor Credit Co. LLC
0.794% due 11/08/2016		7,500	7,449
1.264% due 11/04/2019		5,500	5,347
1.412% due 06/15/2018		6,000	5,930
1.700% due 05/09/2016		2,100	2,102
2.375% due 01/16/2018		5,224	5,215
3.000% due 06/12/2017		2,700	2,727
5.750% due 02/01/2021		600	664
8.000% due 12/15/2016		2,600	2,750
General Motors Financial Co., Inc.
1.681% due 04/10/2018		4,600	4,568
1.881% due 01/15/2020		3,900	3,841
2.388% due 01/15/2019		5,500	5,532
3.000% due 09/25/2017		5,000	5,021
3.200% due 07/13/2020		7,000	6,899
4.750% due 08/15/2017		2,000	2,074
Goldman Sachs Group, Inc.
1.462% due 11/15/2018		1,292	1,298
1.476% due 04/23/2020		15,200	15,238
1.522% due 04/30/2018		3,200	3,216
1.712% due 09/15/2020		4,500	4,515
2.012% due 11/29/2023		1,700	1,718
6.000% due 06/15/2020		2,000	2,263
7.500% due 02/15/2019		600	687
Harley-Davidson Financial Services, Inc.
2.700% due 03/15/2017		400	406
HBOS PLC
1.303% due 09/30/2016		4,155	4,146
HSBC Bank PLC
1.002% due 05/15/2018		500	498
HSBC Finance Corp.
0.844% due 06/01/2016		7,000	6,988
HSBC USA, Inc.
0.969% due 11/13/2019		12,900	12,719
2.375% due 11/13/2019		3,800	3,787
Hutchison Whampoa International Ltd.
1.625% due 10/31/2017		7,000	6,947
Industrial Bank of Korea
2.375% due 07/17/2017		2,200	2,216
3.750% due 09/29/2016		3,400	3,455
ING Bank NV
2.050% due 08/17/2018		4,000	3,998
International Lease Finance Corp.
2.462% due 06/15/2016		5,500	5,500
5.750% due 05/15/2016		3,535	3,588
6.250% due 05/15/2019		2,250	2,416
Intesa Sanpaolo SpA
2.375% due 01/13/2017		9,400	9,433
3.125% due 01/15/2016		9,645	9,650
JPMorgan Chase & Co.
0.924% due 03/01/2018		3,000	2,981
1.063% due 05/30/2017	GBP	6,300	9,228
1.271% due 01/23/2020		$4,100	4,107
1.529% due 10/29/2020		5,800	5,863
JPMorgan Chase Bank N.A.
6.000% due 10/01/2017		1,000	1,070
KEB Hana Bank
4.000% due 11/03/2016		1,600	1,632
Kookmin Bank
1.198% due 01/27/2017		10,000	10,035
LeasePlan Corp. NV
2.500% due 05/16/2018		300	296
3.000% due 10/23/2017		1,200	1,204
Lloyds Bank PLC
0.912% due 05/14/2018		8,000	7,947
2.000% due 08/17/2018		6,900	6,909

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Macquarie Bank Ltd.
1.444% due 07/29/2020		$8,900	$8,921
Metropolitan Life Global Funding
1.300% due 04/10/2017		3,600	3,600
MUFG Americas Holdings Corp.
0.914% due 02/09/2018		3,500	3,488
MUFG Union Bank N.A.
0.734% due 05/05/2017		6,600	6,571
Navient Corp.
6.250% due 01/25/2016		1,407	1,410
8.780% due 09/15/2016	MXN	49,700	2,900
Nordea Bank AB
1.366% due 09/17/2018		$4,900	4,921
Pacific Life Global Funding
2.622% due 06/02/2018		3,500	3,502
Piper Jaffray Cos.
5.060% due 10/09/2018		1,500	1,498
Pricoa Global Funding
1.350% due 08/18/2017		23,600	23,446
Santander Bank N.A.
1.251% due 01/12/2018		6,200	6,159
Shinhan Bank
0.968% due 04/08/2017		13,600	13,596
Springleaf Finance Corp.
6.500% due 09/15/2017		4,900	5,010
Sumitomo Mitsui Banking Corp.
0.897% due 01/16/2018		12,300	12,264
Synchrony Financial
1.564% due 02/03/2020		5,600	5,517
UBS AG
0.974% due 06/01/2017		6,500	6,489
Wachovia Corp.
0.691% due 10/15/2016		5,000	4,992
WEA Finance LLC
1.750% due 09/15/2017		1,000	992
Wells Fargo & Co.
1.200% due 07/22/2020		2,000	1,995

			526,314

INDUSTRIALS 12.2%
Actavis Funding SCS
1.582% due 03/12/2018		1,700	1,706
1.757% due 03/12/2020		5,300	5,324
2.450% due 06/15/2019		300	297
Actavis, Inc.
1.875% due 10/01/2017		2,800	2,798
Adani Ports & Special Economic Zone Ltd.
3.500% due 07/29/2020		4,300	4,245
Amgen, Inc.
2.125% due 05/15/2017		3,695	3,719
2.200% due 05/22/2019		2,700	2,699
Barrick Gold Corp.
6.950% due 04/01/2019		130	133
BAT International Finance PLC
1.022% due 06/15/2018		9,200	9,193
1.850% due 06/15/2018		1,600	1,600
Becton Dickinson and Co.
1.800% due 12/15/2017		2,100	2,098
2.675% due 12/15/2019		900	906
Boston Scientific Corp.
2.850% due 05/15/2020		1,300	1,295
5.125% due 01/12/2017		1,500	1,548
Canadian Natural Resources Ltd.
0.978% due 03/30/2016		1,100	1,098
1.750% due 01/15/2018		1,200	1,168

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2015	13

Schedule of Investments PIMCO Low Duration Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Cardinal Health, Inc.
1.950% due 06/15/2018		$1,000	$998
CCO Safari LLC
3.579% due 07/23/2020		3,700	3,682
4.464% due 07/23/2022		600	599
CNPC General Capital Ltd.
1.450% due 04/16/2016		3,400	3,400
ConocoPhillips Co.
1.262% due 05/15/2022		3,500	3,453
Cox Communications, Inc.
9.375% due 01/15/2019		400	464
Daimler Finance North America LLC
0.836% due 03/02/2018		2,700	2,671
0.837% due 03/10/2017		11,400	11,342
2.000% due 08/03/2018		6,000	5,963
2.375% due 08/01/2018		900	902
DISH DBS Corp.
4.625% due 07/15/2017		4,700	4,806
Dominion Gas Holdings LLC
2.500% due 12/15/2019		2,300	2,299
Freeport-McMoRan, Inc.
2.300% due 11/14/2017		2,200	1,884
General Mills, Inc.
0.624% due 01/29/2016		8,900	8,899
Georgia-Pacific LLC
2.539% due 11/15/2019		4,400	4,380
5.400% due 11/01/2020		2,400	2,651
Gilead Sciences, Inc.
1.850% due 09/04/2018		1,100	1,105
2.350% due 02/01/2020		800	801
Hellenic Railways Organization S.A.
4.028% due 03/17/2017	EUR	1,300	1,314
4.500% due 12/06/2016	JPY	29,000	222
Hewlett Packard Enterprise Co.
2.353% due 10/05/2017		$4,100	4,108
2.450% due 10/05/2017		5,900	5,898
Humana, Inc.
7.200% due 06/15/2018		1,200	1,344
Hyundai Capital America
1.450% due 02/06/2017		950	946
1.875% due 08/09/2016		300	300
Imperial Tobacco Finance PLC
2.050% due 02/11/2018		1,250	1,245
Intel Corp.
2.450% due 07/29/2020		800	810
Kinder Morgan Energy Partners LP
2.650% due 02/01/2019		500	463
9.000% due 02/01/2019		300	323
Kinder Morgan, Inc.
2.000% due 12/01/2017		1,500	1,446
3.050% due 12/01/2019		4,000	3,707
7.000% due 06/15/2017		1,500	1,546
7.250% due 06/01/2018		400	416
KLA-Tencor Corp.
2.375% due 11/01/2017		500	500
3.375% due 11/01/2019		150	152
Korea National Oil Corp.
4.000% due 10/27/2016		7,200	7,349
Kraft Heinz Foods Co.
2.000% due 07/02/2018		2,300	2,293
Kroger Co.
0.845% due 10/17/2016		5,600	5,598
Lowe’s Cos., Inc.
1.102% due 09/14/2018		1,200	1,204
Medtronic, Inc.
1.312% due 03/15/2020		6,300	6,288
1.375% due 04/01/2018		2,900	2,886

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Merck & Co., Inc.
0.716% due 02/10/2020		$5,700	$5,671
Merck Sharp & Dohme Corp.
5.000% due 06/30/2019		1,400	1,546
MGM Resorts International
6.875% due 04/01/2016		500	506
7.500% due 06/01/2016		7,700	7,861
10.000% due 11/01/2016		400	424
Nissan Motor Acceptance Corp.
1.800% due 03/15/2018		200	199
1.950% due 09/12/2017		400	401
2.350% due 03/04/2019		200	199
Pearson Dollar Finance PLC
6.250% due 05/06/2018		600	648
Pioneer Natural Resources Co.
6.875% due 05/01/2018		300	319
QUALCOMM, Inc.
3.000% due 05/20/2022		4,600	4,560
Reynolds American, Inc.
2.300% due 06/12/2018		1,800	1,812
SABMiller Holdings, Inc.
2.200% due 08/01/2018		1,300	1,298
2.450% due 01/15/2017		500	504
3.750% due 01/15/2022		200	206
SABMiller PLC
6.500% due 07/15/2018		300	331
Sinopec Group Overseas Development Ltd.
2.750% due 05/17/2017		6,000	6,055
Southern Natural Gas Co. LLC
5.900% due 04/01/2017		300	305
Southwest Airlines Co.
2.750% due 11/06/2019		6,300	6,357
Southwestern Energy Co.
3.300% due 01/23/2018		700	575
4.050% due 01/23/2020		2,800	2,033
Telefonica Emisiones S.A.U.
1.243% due 06/23/2017		13,000	12,930
5.375% due 02/02/2018	GBP	1,300	2,040
6.421% due 06/20/2016		$1,600	1,637
Thermo Fisher Scientific, Inc.
1.300% due 02/01/2017		6,600	6,578
Time Warner Cable, Inc.
5.850% due 05/01/2017		700	733
6.750% due 07/01/2018		1,800	1,965
8.750% due 02/14/2019		1,100	1,277
UnitedHealth Group, Inc.
1.400% due 12/15/2017		1,000	997
1.450% due 07/17/2017		1,800	1,800
1.900% due 07/16/2018		1,800	1,806
Volkswagen Group of America Finance LLC
0.810% due 11/20/2017		7,500	7,210
1.250% due 05/23/2017		1,500	1,465
2.450% due 11/20/2019		4,200	4,031
Walgreens Boots Alliance, Inc.
0.814% due 05/18/2016		4,500	4,485
1.750% due 11/17/2017		1,700	1,698
WestRock RKT Co.
4.450% due 03/01/2019		400	417
Whirlpool Corp.
1.650% due 11/01/2017		1,100	1,095
Woodside Finance Ltd.
3.650% due 03/05/2025		950	844

			245,302

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UTILITIES 5.9%
AES Corp.
3.414% due 06/01/2019	$600	$552
AT&T, Inc.
1.023% due 03/30/2017	6,800	6,785
1.533% due 06/30/2020	12,300	12,225
2.950% due 05/15/2016	900	906
3.000% due 06/30/2022	2,200	2,143
Consumers Energy Co.
6.700% due 09/15/2019	200	230
Dayton Power & Light Co.
1.875% due 09/15/2016	1,000	1,001
DTE Energy Co.
2.400% due 12/01/2019	3,700	3,689
Electricite de France S.A.
6.500% due 01/26/2019	100	112
Exelon Corp.
1.550% due 06/09/2017	900	897
Kinder Morgan Finance Co. LLC
6.000% due 01/15/2018	1,500	1,513
KT Corp.
1.750% due 04/22/2017	3,700	3,692
Ooredoo International Finance Ltd.
3.375% due 10/14/2016	2,300	2,328
Orange S.A.
2.750% due 09/14/2016	2,500	2,528
Petrobras Global Finance BV
1.990% due 05/20/2016	2,500	2,444
2.000% due 05/20/2016	4,500	4,444
2.886% due 03/17/2017	6,400	5,880
3.250% due 03/17/2017	1,500	1,391
3.500% due 02/06/2017	1,200	1,125
4.875% due 03/17/2020	4,400	3,311
5.750% due 01/20/2020	2,000	1,575
7.875% due 03/15/2019	2,200	1,953
Plains All American Pipeline LP
8.750% due 05/01/2019	700	769
Sinopec Group Overseas Development Ltd.
2.500% due 04/28/2020	11,000	10,843
Sprint Communications, Inc.
9.125% due 03/01/2017	14,800	15,059
Verizon Communications, Inc.
0.877% due 06/09/2017	3,500	3,486
2.252% due 09/14/2018	19,300	19,775
2.500% due 09/15/2016	2,041	2,057
2.550% due 06/17/2019	4,655	4,718
2.625% due 02/21/2020	900	904

		118,335

Total Corporate Bonds & Notes (Cost $907,325)		889,951

MUNICIPAL BONDS & NOTES 1.0%

CALIFORNIA 0.5%
University of California Revenue Bonds, Series 2011
0.744% due 07/01/2041	10,600	10,598

NEW JERSEY 0.5%
New Jersey Economic Development Authority Revenue Notes, Series 2014
1.096% due 06/15/2016	9,525	9,525

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2015

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
TEXAS 0.0%
North Texas Higher Education Authority, Inc. Revenue Bonds, Series 2011
1.426% due 04/01/2040	$334	$333

Total Municipal Bonds & Notes (Cost $20,467)		20,456

U.S. GOVERNMENT AGENCIES 16.5%
Fannie Mae
0.482% due 12/25/2036 - 07/25/2037	589	558
0.772% due 09/25/2042 - 03/25/2044	410	408
0.922% due 12/25/2022	49	49
1.000% due 01/25/2043	421	386
1.222% due 04/25/2023	52	53
1.251% due 06/17/2027	31	32
1.272% due 02/25/2023	3	3
1.322% due 05/25/2022	5	5
1.443% due 07/01/2042 - 06/01/2043	318	326
1.493% due 09/01/2041	209	213
1.643% due 09/01/2040	1	1
2.122% due 11/01/2035	49	51
2.274% due 09/01/2035	339	359
2.333% due 07/01/2035	54	57
4.321% due 12/01/2036	16	17
4.500% due 03/01/2018 - 01/01/2027	4,957	5,236
4.611% due 09/01/2034	10	11
5.000% due 05/01/2027 - 04/25/2033	247	271
5.500% due 12/01/2027 - 12/01/2028	840	935
5.735% due 12/25/2042	8	9
6.000% due 03/01/2017 - 01/01/2039	3,491	3,970
6.500% due 04/01/2036	117	134
Fannie Mae, TBA
4.000% due 01/01/2046 - 02/01/2046	133,000	140,593
4.500% due 01/01/2046 - 02/01/2046	132,000	142,448
FDIC Structured Sale Guaranteed Notes
2.980% due 12/06/2020	1,422	1,446
Federal Housing Administration
7.430% due 10/01/2020	1	1
Freddie Mac
0.462% due 12/25/2036	720	719
0.682% due 08/25/2031	132	129
0.731% due 06/15/2018	7	7
1.443% due 02/25/2045	274	279
2.000% due 11/15/2026	9,369	9,426
2.505% due 07/01/2035	128	136
2.521% due 09/01/2035	371	395
5.000% due 05/01/2024 - 12/01/2041	601	662
5.500% due 12/01/2022 - 08/15/2030	1	1
6.500% due 07/25/2043	58	67
9.151% due 08/15/2044	5,455	6,415
Ginnie Mae
0.652% due 06/20/2065	3,756	3,729
0.712% due 10/20/2065	10,210	10,142
1.892% due 02/20/2041	854	856
6.000% due 09/15/2017	226	231

Total U.S. Government Agencies (Cost $329,937)		330,766

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY OBLIGATIONS 16.7%
U.S. Treasury Inflation Protected Securities (e)
0.125% due 04/15/2018		$173,550	$173,204
0.125% due 04/15/2019 (h)		117,726	117,006
0.625% due 07/15/2021		22,579	22,725
0.750% due 02/15/2042 (j)		1,894	1,662
1.125% due 01/15/2021		10,327	10,647
1.250% due 07/15/2020 (h)		4,144	4,309
1.375% due 02/15/2044		5,816	5,908

Total U.S. Treasury Obligations (Cost $342,230)			335,461

NON-AGENCY MORTGAGE-BACKED SECURITIES 8.3%
Adjustable Rate Mortgage Trust
2.757% due 09/25/2035		960	803
Aire Valley Mortgages PLC
0.790% due 09/20/2066		2,101	2,011
Alba PLC
2.832% due 12/16/2042	GBP	1,205	1,781
American Home Mortgage Investment Trust
2.314% due 10/25/2034		$214	214
2.654% due 02/25/2045		148	148
Banc of America Commercial Mortgage Trust
5.568% due 04/10/2049		2,502	2,577
5.617% due 07/10/2046		2,072	2,091
Banc of America Funding Trust
0.702% due 07/25/2037		1,089	935
3.007% due 01/20/2047 ^		435	369
Banc of America Mortgage Trust
2.677% due 07/25/2034		690	704
2.789% due 08/25/2034		2,040	2,021
2.791% due 05/25/2033		406	410
6.500% due 10/25/2031		6	6
BCAP LLC Trust
0.335% due 09/26/2035		426	423
Bear Stearns Adjustable Rate Mortgage Trust
2.480% due 08/25/2035		1,066	1,072
2.537% due 04/25/2033		4	4
2.581% due 02/25/2033		1	1
2.924% due 03/25/2035		1,234	1,250
2.928% due 07/25/2034		278	270
2.965% due 01/25/2035		3,579	3,516
3.059% due 01/25/2034		18	19
3.147% due 01/25/2035		170	166
Bear Stearns ALT-A Trust
0.582% due 02/25/2034		428	393
Bear Stearns Commercial Mortgage Securities Trust
5.331% due 02/11/2044		334	344
Bear Stearns Structured Products, Inc. Trust
2.566% due 12/26/2046		569	421
2.693% due 01/26/2036		988	817
Chevy Chase Funding LLC Mortgage-Backed Certificates
0.702% due 01/25/2035		72	66
Citigroup Commercial Mortgage Trust
5.710% due 12/10/2049		3,500	3,620
6.137% due 12/10/2049		770	810
Citigroup Global Markets Mortgage Securities, Inc.
7.000% due 12/25/2018		7	8
Citigroup Mortgage Loan Trust, Inc.
2.660% due 05/25/2035		161	159
2.706% due 08/25/2035 ^		655	489
Citigroup/Deutsche Bank Commercial Mortgage Trust
5.289% due 12/11/2049		14,280	14,638
Countrywide Alternative Loan Trust
0.602% due 05/25/2047		549	454
6.000% due 10/25/2033		13	14

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Countrywide Home Loan Mortgage Pass-Through Trust
2.602% due 02/20/2036 ^		$522	$459
2.640% due 11/20/2034		1,249	1,203
2.646% due 11/25/2034		582	555
2.671% due 02/20/2035		848	846
Credit Suisse Commercial Mortgage Trust
5.297% due 12/15/2039		3,604	3,687
5.448% due 01/15/2049		10	10
5.659% due 03/15/2039		8,019	8,019
5.816% due 06/15/2038		4,426	4,440
Credit Suisse First Boston Mortgage Securities Corp.
0.824% due 03/25/2032		1	1
Credit Suisse Mortgage Capital Certificates
2.087% due 09/27/2036		3,833	3,841
2.703% due 09/26/2047		520	519
Deco Pan Europe Ltd.
0.149% due 04/27/2018	EUR	429	463
Deutsche Mortgage Securities, Inc. Re-REMIC Trust Certificates
2.740% due 06/26/2035		$253	252
Eurosail PLC
0.044% due 12/10/2044	EUR	162	169
1.283% due 09/13/2045	GBP	980	1,409
1.535% due 06/13/2045		9,300	12,887
Extended Stay America Trust
2.958% due 12/05/2031		$500	502
First Horizon Alternative Mortgage Securities Trust
2.204% due 09/25/2034		1,194	1,172
First Horizon Mortgage Pass-Through Trust
2.723% due 08/25/2035		309	277
2.726% due 02/25/2035		2,083	2,076
GE Commercial Mortgage Corp. Trust
5.483% due 12/10/2049		6,894	7,145
GMAC Mortgage Corp. Loan Trust
2.862% due 11/19/2035		218	197
Granite Mortgages PLC
0.329% due 01/20/2044	EUR	19	21
0.962% due 01/20/2044	GBP	17	25
Great Hall Mortgages PLC
0.663% due 06/18/2039		$2,144	2,023
Greenwich Capital Commercial Funding Corp.
5.444% due 03/10/2039		1,604	1,640
GS Mortgage Securities Corp.
2.329% due 11/10/2045 (a)		2,854	275
GS Mortgage Securities Trust
5.560% due 11/10/2039		2,120	2,118
GSR Mortgage Loan Trust
2.798% due 09/25/2034		161	154
2.806% due 09/25/2035		674	691
HarborView Mortgage Loan Trust
0.622% due 05/19/2035		120	101
2.685% due 07/19/2035		625	555
Hercules Eclipse PLC
0.819% due 10/25/2018	GBP	2,243	3,259
Hilton USA Trust
1.269% due 11/05/2030		$1,813	1,806
Impac CMB Trust
1.422% due 07/25/2033		155	150
Infinity Classico
0.109% due 02/15/2024	EUR	846	905
JPMorgan Chase Commercial Mortgage Securities Trust
5.257% due 05/15/2047		$3,061	3,108
5.397% due 05/15/2045		499	504
5.420% due 01/15/2049		543	555
5.794% due 02/12/2051		3,623	3,770
5.882% due 02/15/2051		1,300	1,350

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2015	15

Schedule of Investments PIMCO Low Duration Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
JPMorgan Commercial Mortgage-Backed Securities Trust
5.637% due 03/18/2051		$2,067	$2,122
JPMorgan Mortgage Trust
5.750% due 01/25/2036 ^		28	24
Juno Eclipse Ltd.
0.088% due 11/20/2022	EUR	1,937	2,064
LB-UBS Commercial Mortgage Trust
5.342% due 09/15/2039		$1,412	1,437
MASTR Asset Securitization Trust
5.500% due 09/25/2033		5	6
Merrill Lynch Mortgage Investors Trust
0.672% due 11/25/2035		208	198
1.082% due 09/25/2029		1,188	1,187
1.244% due 10/25/2035		123	117
2.062% due 01/25/2029		1	1
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.485% due 03/12/2051		2,700	2,771
Opteum Mortgage Acceptance Corp. Asset-Backed Pass-Through Certificates
0.702% due 12/25/2035		706	627
0.732% due 04/25/2035		2,879	2,851
PHHMC Series 2005-4 Trust
5.645% due 07/18/2035		774	780
Prime Mortgage Trust
0.822% due 02/25/2034		9	8
Residential Funding Mortgage Securities, Inc. Trust
3.192% due 09/25/2035 ^		1,008	809
RFTI 2015-FL1 Issuer Ltd.
2.081% due 08/15/2030		10,000	9,929
Structured Adjustable Rate Mortgage Loan Trust
1.657% due 01/25/2035		297	240
2.561% due 08/25/2034		438	435
2.586% due 02/25/2034		310	308
2.586% due 08/25/2035		263	246
Structured Asset Mortgage Investments Trust
0.702% due 02/25/2036 ^		171	133
1.062% due 09/19/2032		4	4
Ulysses European Loan Conduit PLC
0.739% due 07/25/2017	GBP	2,700	3,841
Vulcan European Loan Conduit Ltd.
0.199% due 05/15/2017	EUR	244	262
Wachovia Bank Commercial Mortgage Trust
0.561% due 04/15/2047		$9,800	9,490
5.749% due 07/15/2045		1,171	1,181
WaMu Mortgage Pass-Through Certificates Trust
0.692% due 12/25/2045		134	130
0.987% due 01/25/2047		342	312
1.102% due 01/25/2045		923	875
1.457% due 11/25/2042		54	51
1.643% due 08/25/2042		123	117
1.657% due 06/25/2042		31	30
Washington Mutual Mortgage Loan Trust
1.439% due 05/25/2041		7	7
Wells Fargo Mortgage-Backed Securities Trust
2.642% due 03/25/2035		271	274
2.743% due 09/25/2034		5,796	5,946
2.763% due 03/25/2036		387	385
2.823% due 01/25/2035		391	397
2.853% due 12/25/2034		335	330

Total Non-Agency Mortgage-Backed Securities (Cost $171,782)			166,088

ASSET-BACKED SECURITIES 11.0%
ACE Securities Corp. Home Equity Loan Trust
0.482% due 10/25/2036		112	60
1.322% due 12/25/2034		1,518	1,373

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Ally Auto Receivables Trust
0.680% due 07/17/2017		$3,300	$3,300
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
0.922% due 09/25/2035		7,100	6,543
Amortizing Residential Collateral Trust
1.002% due 07/25/2032		13	12
Ares European CLO BV
0.256% due 08/15/2024	EUR	894	968
Asset-Backed Funding Certificates Trust
1.097% due 06/25/2035		$10,799	10,392
Asset-Backed Securities Corp. Home Equity Loan Trust
0.972% due 09/25/2034		4	4
1.981% due 03/15/2032		116	113
Atrium CDO Corp.
1.421% due 11/16/2022		3,451	3,437
Avoca CLO PLC
0.259% due 01/16/2023	EUR	222	241
Bear Stearns Asset-Backed Securities Trust
1.422% due 10/25/2037		$2,168	2,017
Cadogan Square CLO BV
0.278% due 08/12/2022	EUR	435	473
0.279% due 01/17/2023		1,208	1,302
Carlyle Global Market Strategies CLO Ltd.
1.547% due 04/20/2022		$5,200	5,176
Carlyle High Yield Partners Ltd.
0.540% due 04/19/2022		740	720
Cavalry CLO Ltd.
1.687% due 01/16/2024		10,200	10,169
Celf Loan Partners PLC
0.342% due 12/15/2021	EUR	890	959
CIFC Funding Ltd.
1.587% due 01/19/2023		$4,850	4,848
1.802% due 12/05/2024		4,800	4,782
Citigroup Mortgage Loan Trust, Inc.
1.142% due 09/25/2035 ^		6,200	5,899
Countrywide Asset-Backed Certificates
0.602% due 09/25/2036		2,272	2,247
0.701% due 12/25/2031 ^		32	23
1.122% due 12/25/2033		1,657	1,589
1.222% due 03/25/2033		1,208	1,123
Credit Suisse First Boston Mortgage Securities Corp.
1.042% due 01/25/2032		7	6
Doral CLO Ltd.
1.657% due 05/26/2023		6,784	6,775
Duane Street CLO Ltd.
0.592% due 11/14/2021		349	344
Educational Services of America, Inc.
1.572% due 09/25/2040		1,838	1,839
Elm CLO Ltd.
1.715% due 01/17/2023		7,841	7,865
Equity One Mortgage Pass-Through Trust
0.982% due 11/25/2032		4	4
First Franklin Mortgage Loan Trust
1.142% due 05/25/2035		300	294
Fortress Credit Investments Ltd.
1.565% due 07/17/2023		4,765	4,764
Four Corners CLO Ltd.
0.590% due 01/26/2020		1,021	1,016
Fraser Sullivan CLO Ltd.
1.362% due 04/20/2023		4,074	4,070
Galaxy CLO Ltd.
1.660% due 08/20/2022		1,020	1,019
GE-WMC Mortgage Securities Trust
0.462% due 08/25/2036		11	6
Goldentree Loan Opportunities Ltd.
1.010% due 10/18/2021		691	688

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
GSAMP Trust
0.812% due 01/25/2036		$1,067	$893
Halcyon Structured Asset Management European CLO BV
0.289% due 01/25/2023	EUR	595	644
Highbridge Loan Management Ltd.
1.436% due 09/20/2022		$5,379	5,370
Inwood Park CDO Ltd.
0.542% due 01/20/2021		2,803	2,802
JPMorgan Mortgage Acquisition Corp.
0.602% due 02/25/2036		670	646
0.652% due 05/25/2035		8,007	7,815
Jubilee CDO BV
0.282% due 08/21/2021	EUR	202	218
0.776% due 10/15/2019		677	735
LCM LP
1.521% due 07/14/2022		$2,976	2,974
1.575% due 10/19/2022		5,100	5,067
Leopard CLO BV
0.254% due 07/24/2023	EUR	1,649	1,789
Lockwood Grove CLO Ltd.
1.690% due 01/25/2024		$5,400	5,381
Madison Park Funding Ltd.
1.762% due 06/15/2022		687	687
Massachusetts Educational Financing Authority
1.270% due 04/25/2038		557	554
Mercator CLO PLC
0.149% due 02/18/2024	EUR	752	811
Merrill Lynch Mortgage Investors Trust
0.622% due 08/25/2036		$93	93
Motor PLC
1.022% due 06/25/2022		10,000	9,974
MT Wilson CLO Ltd.
0.551% due 07/11/2020		550	550
Navient Private Education Loan Trust
1.531% due 12/15/2028		2,100	2,082
Panhandle-Plains Higher Education Authority, Inc.
1.742% due 10/01/2035		1,317	1,318
Panther CDO BV
0.304% due 03/20/2084	EUR	6,984	7,330
Prospero CLO BV
0.189% due 10/20/2022		282	304
Queen Street CLO BV
0.246% due 08/15/2024		1,165	1,267
RAAC Trust
0.902% due 03/25/2037		$677	657
Renaissance Home Equity Loan Trust
0.922% due 12/25/2033		3,686	3,465
Residential Asset Securities Corp. Trust
0.742% due 01/25/2036		4,155	4,076
1.307% due 01/25/2034		4,492	4,047
SLC Student Loan Trust
0.492% due 11/15/2021		8,785	8,750
0.612% due 09/15/2026		4,900	4,712
SLM Private Credit Student Loan Trust
0.692% due 03/15/2024		858	847
0.702% due 12/15/2023		586	577
SLM Private Education Loan Trust
1.081% due 10/16/2023		890	888
1.381% due 06/15/2023		637	637
SLM Student Loan Trust
0.410% due 10/25/2024		4,359	4,269
1.820% due 04/25/2023		521	522
South Carolina Student Loan Corp.
1.164% due 03/02/2020		1,391	1,378
Specialty Underwriting & Residential Finance Trust
0.812% due 12/25/2036		4,800	3,980

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2015

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SpringCastle America Funding LLC
2.700% due 05/25/2023		$7,007	$6,993
Stone Tower CLO Ltd.
0.545% due 04/17/2021		707	700
Structured Asset Investment Loan Trust
1.127% due 03/25/2034		681	625
1.397% due 10/25/2033		912	886
Sunrise SRL
0.396% due 08/27/2031	EUR	672	729
Symphony CLO LP
1.617% due 04/16/2022		$989	985
Symphony CLO Ltd.
1.586% due 07/23/2023		4,100	4,093
Voya CLO Ltd.
1.621% due 10/15/2022		4,800	4,764
1.641% due 10/15/2022		5,300	5,271
Wells Fargo Home Equity Asset-Backed Securities Trust
0.682% due 05/25/2036		1,100	1,039
Wood Street CLO BV
0.231% due 11/22/2021	EUR	226	245

Total Asset-Backed Securities (Cost $220,084)			220,899

SOVEREIGN ISSUES 7.1%
Athens Urban Transportation Organisation
4.851% due 09/19/2016		2,200	2,232
Autonomous Community of Catalonia
4.750% due 06/04/2018		2,700	3,104
Brazil Letras do Tesouro Nacional
0.000% due 04/01/2016 (d)	BRL	97,700	23,881
0.000% due 10/01/2016 (d)		143,300	32,487
Export-Import Bank of Korea
1.071% due 01/14/2017		$4,600	4,608
Korea Development Bank
0.945% due 01/22/2017		800	801
3.250% due 03/09/2016		6,300	6,326
3.250% due 09/20/2016		1,500	1,520
3.875% due 05/04/2017		1,200	1,232
Korea Housing Finance Corp.
3.500% due 12/15/2016		1,500	1,524
Korea Land & Housing Corp.
1.875% due 08/02/2017		500	499

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Mexico Government International Bond
4.000% due 11/15/2040 (e)	MXN	3,230	$190
5.000% due 06/16/2016 (e)		6,999	415
8.500% due 12/13/2018		733,500	46,849
Province of Ontario
1.000% due 07/22/2016		$2,800	2,801
1.100% due 10/25/2017		13,600	13,542

Total Sovereign Issues (Cost $152,241)			142,011

		SHARES
CONVERTIBLE PREFERRED SECURITIES 0.0%

INDUSTRIALS 0.0%
Motors Liquidation Co.
5.250% due 03/06/2032 (b)		4,000	0

Total Convertible Preferred Securities (Cost $0)			0

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 2.3%

CERTIFICATES OF DEPOSIT 0.8%
Intesa Sanpaolo SpA
1.701% due 04/11/2016		$14,600	14,612
Itau Unibanco Holding S.A.
1.605% due 06/21/2016		2,200	2,202

			16,814

COMMERCIAL PAPER 0.6%
Hyundai Capital America
0.580% due 01/21/2016		13,000	12,996

REPURCHASE AGREEMENTS (f) 0.1%
			1,963

SHORT-TERM NOTES 0.5%
JPMorgan Chase Bank N.A.
0.010% due 10/04/2016		10,600	10,323

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MEXICO TREASURY BILLS 0.2%
3.620% due 05/26/2016	MXN	81,000	$4,634

U.S. TREASURY BILLS 0.1%
0.165% due 01/14/2016 (c)(j)		$1,133	1,133

Total Short-Term Instruments (Cost $48,172)			47,863

Total Investments in Securities (Cost $2,198,157)			2,159,398

		SHARES
INVESTMENTS IN AFFILIATES 5.7%

SHORT-TERM INSTRUMENTS 5.7%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 5.7%
PIMCO Short-Term Floating NAV Portfolio III		11,633,387	114,868

Total Short-Term Instruments (Cost $115,332)			114,868

Total Investments in Affiliates (Cost $115,332)			114,868

Total Investments 113.2% (Cost $2,313,489)			$2,274,266

Financial Derivative Instruments (g)(i) 1.4% (Cost or Premiums, net $(470))			27,641

Other Assets and Liabilities, net (14.6%)			(292,879)

Net Assets 100.0%			$2,009,028

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Interest only security.
(b)	Security did not produce income within the last twelve months.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Zero coupon bond.
(e)	Principal amount of security is adjusted for inflation.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(f)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.010%	12/31/2015	01/04/2016	$1,963	Fannie Mae 2.140% due 11/07/2022	$(2,006)	$1,963	$1,963

Total Repurchase Agreements						$(2,006)	$1,963	$1,963

(1)	Includes accrued interest.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2015	17

Schedule of Investments PIMCO Low Duration Portfolio (Cont.)

As of December 31, 2015, there were no open reverse repurchase agreements. The average amount of borrowings outstanding during the period ended December 31, 2015 was $(25,879) at a weighted average interest rate of 0.302%.

SHORT SALES:

SHORT SALES ON U.S. GOVERNMENT AGENCIES*:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
Fannie Mae, TBA	5.000%	01/01/2046	$ 100	$(110)	$(110)
Fannie Mae, TBA	6.000	01/01/2046	3,000	(3,394)	(3,390)
Freddie Mac, TBA	5.000	01/01/2046	500	(549)	(546)

Total Short Sales				$(4,053)	$(4,046)

*	Short Sales shown are To-Be-Announced (“TBA”) securities which are not subject to collateral pledging under the terms of any master agreements.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of December 31, 2015:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (2)
Global/Master Repurchase Agreement
SSB	$1,963	$0	$0	$1,963	$(2,006)	$(43)

Total Borrowings and Other Financing Transactions	$1,963	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar June Futures	Short	06/2017	467	$(219)	$0	$(18)
90-Day Eurodollar March Futures	Short	03/2018	53	(48)	0	(3)
U.S. Treasury 2-Year Note March Futures	Long	03/2016	526	(190)	25	0
U.S. Treasury 5-Year Note March Futures	Long	03/2016	1,156	(408)	162	0
U.S. Treasury 10-Year Note March Futures	Short	03/2016	476	224	0	(141)
United Kingdom 90-Day LIBOR Sterling Interest Rate June Futures	Short	06/2017	1,968	(968)	109	0
United Kingdom 90-Day LIBOR Sterling Interest Rate March Futures	Short	03/2017	575	63	32	0

Total Futures Contracts				$(1,546)	$328	$(162)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
							Asset	Liability
Receive	3-Month USD-LIBOR	2.000%	12/16/2019	$ 58,300	$(986)	$395	$0	$(61)
Receive	3-Month USD-LIBOR	2.000	12/16/2020	233,600	(3,437)	(4,451)	0	(423)
Pay	3-Month USD-LIBOR	2.000	12/16/2020	104,800	1,424	(225)	163	0
Receive	3-Month USD-LIBOR*	2.250	06/15/2026	28,700	118	183	0	(113)
Receive	3-Month USD-LIBOR	2.750	12/16/2045	7,600	(191)	(329)	0	(64)
Receive	6-Month GBP-LIBOR	1.880	10/05/2017	GBP 8,100	(209)	(4)	2	0
Receive	6-Month GBP-LIBOR	1.837	10/06/2017	1,300	(32)	(1)	0	0
Receive	6-Month GBP-LIBOR	1.500	03/16/2018	37,600	(348)	(94)	19	0
Pay	28-Day MXN-TIIE	3.960	05/16/2016	MXN 931,900	68	(16)	5	0
Pay	28-Day MXN-TIIE	5.250	06/11/2018	15,300	14	(1)	1	0
Pay	28-Day MXN-TIIE	5.500	06/11/2018	18,800	24	(1)	2	0
Pay	28-Day MXN-TIIE	4.955	06/24/2019	360,000	(20)	(13)	40	0
Pay	28-Day MXN-TIIE	5.280	10/02/2019	370,000	162	(33)	39	0
Pay	28-Day MXN-TIIE	5.010	10/10/2019	354,500	(61)	(40)	36	0
Pay	28-Day MXN-TIIE	5.615	06/02/2020	667,100	447	(122)	57	0

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2015

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
							Asset	Liability
Pay	28-Day MXN-TIIE	5.575%	03/16/2022	MXN 224,800	$(173)	$71	$23	$0
Pay	28-Day MXN-TIIE	5.980	08/26/2024	52,600	(58)	8	7	0

					$(3,258)	$(4,673)	$394	$(661)

Total Swap Agreements					$(3,258)	$(4,673)	$394	$(661)

*	This security has a forward starting effective date. See Note 2a for further information.

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2015:

(h)	Securities with an aggregate market value of $11,380 and cash of $5,314 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2015. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$328	$394	$722	$0	$(162)	$(661)	$(823)

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	01/2016		BRL	3,389	$		868	$11	$0
	01/2016	$		877		BRL	3,389	0	(20)
	02/2016		EUR	27,636	$		29,914	0	(147)
	02/2016		SGD	7,071			4,962	0	(17)
	02/2016	$		1,993		ILS	7,720	0	(7)

BPS	01/2016		BRL	25,603	$		6,557	85	0
	01/2016	$		6,693		BRL	25,603	0	(221)
	02/2016		ILS	85,070	$		21,934	54	0
	03/2016		MXN	930,937			53,376	0	(375)
	03/2016	$		3,411		RUB	253,506	0	(4)
	01/2017		BRL	20,000	$		7,269	2,766	0

BRC	01/2016			1,420			364	5	0
	01/2016	$		355		BRL	1,420	4	0
	02/2016			712		ILS	2,764	0	(1)
	03/2016			1,404		MXN	24,203	0	(6)

CBK	01/2016		BRL	61,700	$		15,801	206	0
	01/2016	$		15,502		BRL	61,700	93	0
	01/2016			2,007		INR	133,302	2	0
	01/2016			1,408		JPY	173,600	36	0
	02/2016		EUR	16,392	$		17,591	0	(239)
	02/2016		SGD	10			7	0	0
	02/2016	$		37,909		EUR	35,386	589	(7)
	02/2016			1,241		GBP	823	0	(28)
	02/2016			2,422		ILS	9,422	1	0
	02/2016			9,304		JPY	1,143,100	214	0
	04/2016		BRL	51,347	$		15,205	2,612	0

DUB	01/2016			98,838			25,817	835	0
	01/2016		GBP	29,051			43,795	968	0
	01/2016		KRW	2,318,158			1,983	12	0
	01/2016	$		25,425		BRL	98,838	0	(442)
	01/2016			1,983		KRW	2,318,159	0	(12)
	02/2016			9,905		BRL	39,106	0	(117)
	03/2016			7,757		RUB	535,079	0	(567)
	10/2016		BRL	34,544	$		9,067	1,093	0

FBF	01/2016		KRW	4,637,725			4,049	105	0
	03/2016	$		519		RUB	37,290	0	(18)
	04/2016		BRL	45,300	$		12,601	1,493	0

GLM	01/2016			34,071			8,809	197	0
	01/2016		JPY	10,312,346			84,146	0	(1,651)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2015	19

Schedule of Investments PIMCO Low Duration Portfolio (Cont.)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	01/2016		MYR	8,623	$		2,027	$29	$0
	01/2016		PHP	91,509			1,943	0	(5)
	01/2016	$		8,708		BRL	34,072	0	(96)
	01/2016			23,914		JPY	2,926,800	437	0
	01/2016			997		KRW	1,155,025	0	(15)
	02/2016		EUR	2,287	$		2,489	2	0
	03/2016	$		1,657		RUB	121,988	0	(18)
	05/2016		MXN	78,599	$		4,803	289	0

HUS	01/2016	$		1,014		KRW	1,175,733	0	(14)
	02/2016		THB	93,264	$		2,576	0	(12)
	10/2016		CNH	63,822			9,761	309	0
	12/2016			33,375			5,023	98	0

JPM	01/2016		BRL	111,900			37,752	9,467	0
	01/2016		KRW	6,788,987			5,909	135	0
	01/2016		RUB	434,279			6,034	98	0
	01/2016	$		28,917		BRL	111,900	0	(632)
	01/2016			7,833		KRW	9,157,315	0	(46)
	02/2016		CHF	292	$		291	0	(1)
	02/2016		EUR	81,155			87,463	18	(831)
	02/2016		JPY	1,785,500			14,507	0	(359)
	02/2016		SGD	1,660			1,176	8	0
	02/2016		THB	363,213			10,039	0	(41)
	02/2016	$		2,641		GBP	1,756	0	(52)
	02/2016			10,162		ILS	39,359	1	(40)
	03/2016			240		MXN	4,091	0	(3)
	03/2016			1,352		RUB	99,737	0	(12)
	04/2016			5,892			434,279	0	(100)
	10/2016		BRL	143,300	$		34,111	1,033	0

MSB	01/2016			156,900			48,293	8,634	0
	01/2016		JPY	416,300			3,432	0	(32)
	01/2016	$		39,369		BRL	156,900	290	0
	01/2016			43,010		GBP	29,051	0	(183)
	01/2016			61,166		JPY	7,405,946	450	0
	02/2016		GBP	29,051	$		43,012	182	0
	02/2016		JPY	7,405,946			61,201	0	(451)
	12/2016		CNH	69,590			10,460	190	0

NGF	01/2016		THB	88,565			2,454	0	(7)

SCX	01/2016		BRL	1,572			402	5	0
	01/2016		MYR	47,432			11,023	36	(5)
	01/2016	$		389		BRL	1,572	8	0
	02/2016			1,673		EUR	1,560	24	0

SOG	01/2016			6,603		RUB	434,279	0	(667)
	02/2016		SGD	4,276	$		3,020	9	0
	02/2016	$		6,766		ILS	26,161	0	(37)

UAG	01/2016		INR	118,505	$		1,783	0	(3)
	01/2016		JPY	793,100			6,462	0	(137)
	01/2016	$		8,300		JPY	1,015,400	148	0
	01/2016			1,944		PHP	91,714	8	0
	02/2016			26,708		JPY	3,266,700	492	0

Total Forward Foreign Currency Contracts								$33,781	$(7,678)

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC EUR versus USD		$1.082	01/15/2016	EUR	13,100	$(83)	$(69)
	Put - OTC USD versus JPY	JPY	80.000	02/18/2019	$	8,300	(472)	(52)

FBF	Call - OTC USD versus BRL	BRL	4.600	03/14/2016		9,300	(263)	(88)

GLM	Call - OTC USD versus BRL		4.450	01/14/2016		11,300	(232)	(6)

SCX	Call - OTC USD versus CNH	CNH	6.850	06/01/2016		4,600	(42)	(52)

							$(1,092)	$(267)

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2015

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
DUB	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.900%	02/16/2016	$	26,800	$(108)	$(69)

MYC	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.900	02/16/2016		32,700	(127)	(85)

								$(235)	$(154)

Total Written Options								$(1,327)	$(421)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED DECEMBER 31, 2015:

	# of Contracts	Notional Amount in $	Notional Amount in AUD		Notional Amount in EUR		Premiums
Balance at Beginning of Period	0	$1,295,500	AUD	11,500	EUR	78,700	$(8,115)
Sales	1,071	1,240,900		26,800		210,600	(6,981)
Closing Buys	(394)	(1,349,800)		0		(51,600)	6,788
Expirations	(677)	(911,500)		(24,400)		(192,400)	5,780
Exercised	0	(182,100)		(13,900)		(32,200)	1,201

Balance at End of Period	0	$93,000	AUD	0	EUR	13,100	$(1,327)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION (1)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2015 (2)	Notional Amount (3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	BP Capital Markets America, Inc.	1.000%	12/20/2019	0.805%	EUR	5,200	$113	$(67)	$46	$0
	China Government International Bond	1.000	06/20/2019	0.786	$	2,800	21	0	21	0

BPS	BP Capital Markets America, Inc.	1.000	12/20/2019	0.805	EUR	1,500	34	(21)	13	0
	Continental AG	1.000	12/20/2020	0.628		2,400	7	42	49	0

BRC	Berkshire Hathaway, Inc.	1.000	03/20/2019	0.456	$	3,700	60	5	65	0
	Berkshire Hathaway, Inc.	1.000	12/20/2023	1.038		1,000	(29)	27	0	(2)
	MetLife, Inc.	1.000	03/20/2019	0.545		2,700	20	20	40	0
	Mexico Government International Bond	1.000	03/20/2018	1.050		4,300	(7)	4	0	(3)
	Volkswagen International Finance NV	1.000	12/20/2017	1.310	EUR	3,200	(66)	46	0	(20)

CBK	BP Capital Markets America, Inc.	1.000	12/20/2019	0.805		1,100	25	(15)	10	0
	Brazil Government International Bond	1.000	06/20/2016	1.387	$	27,000	(52)	13	0	(39)
	HSBC Bank PLC	1.000	03/20/2019	0.765	EUR	3,600	(36)	67	31	0
	Mexico Government International Bond	1.000	09/20/2016	0.582	$	1,000	5	(2)	3	0

DUB	Berkshire Hathaway, Inc.	1.000	03/20/2019	0.456		1,700	36	(6)	30	0
	China Government International Bond	1.000	03/20/2019	0.732		1,300	1	10	11	0
	China Government International Bond	1.000	06/20/2019	0.786		600	5	0	5	0
	Export-Import Bank of China	1.000	12/20/2016	0.410		2,300	(186)	200	14	0
	MetLife, Inc.	1.000	03/20/2019	0.545		1,700	29	(4)	25	0
	Mexico Government International Bond	1.000	03/20/2016	0.481		3,200	(18)	23	5	0
	Mexico Government International Bond	1.000	06/20/2016	0.531		7,900	19	2	21	0
	Mexico Government International Bond	1.000	09/20/2016	0.582		700	3	(1)	2	0

FBF	BP Capital Markets America, Inc.	1.000	12/20/2019	0.805	EUR	200	4	(2)	2	0
	Brazil Government International Bond	1.000	12/20/2016	2.151	$	3,800	(62)	21	0	(41)
	Prudential Financial, Inc.	1.000	09/20/2019	0.633		3,400	69	(22)	47	0
	Wendel S.A.	5.000	12/20/2019	0.824	EUR	300	74	(20)	54	0

GST	Brazil Government International Bond	1.000	12/20/2016	2.151	$	1,100	(19)	7	0	(12)
	MetLife, Inc.	1.000	06/20/2016	0.119		3,800	65	(48)	17	0
	Mexico Government International Bond	1.000	09/20/2016	0.582		1,900	9	(2)	7	0
	Wendel S.A.	5.000	12/20/2019	0.824	EUR	1,000	251	(70)	181	0

HUS	Brazil Government International Bond	1.000	03/20/2016	1.120	$	1,200	(6)	6	0	0
	Mexico Government International Bond	1.000	09/20/2016	0.582		700	4	(2)	2	0

JPM	BP Capital Markets America, Inc.	1.000	12/20/2019	0.805	EUR	3,800	85	(52)	33	0
	China Government International Bond	1.000	06/20/2019	0.786	$	3,000	15	8	23	0
	Mexico Government International Bond	1.000	09/20/2016	0.582		800	4	(1)	3	0
	Prudential Financial, Inc.	1.000	09/20/2019	0.633		5,000	102	(33)	69	0
	PSEG Power LLC	1.000	12/20/2018	0.604		1,700	11	9	20	0
	Volkswagen International Finance NV	1.000	12/20/2018	1.403	EUR	1,700	(104)	83	0	(21)

MYC	BP Capital Markets America, Inc.	1.000	12/20/2019	0.805		3,400	78	(48)	30	0
	BP Capital Markets America, Inc.	1.000	03/20/2020	0.863		2,800	47	(28)	19	0
	Wendel S.A.	5.000	12/20/2019	0.824		1,600	397	(107)	290	0

							$1,008	$42	$1,188	$(138)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2015	21

Schedule of Investments PIMCO Low Duration Portfolio (Cont.)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Counterparty	Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount (3)		Premiums Paid/(Received)	Unrealized Appreciation	Swap Agreements, at Value (4)
								Asset	Liability
GST	CDX.IG-9 10-Year Index 30-100%	0.548%	12/20/2017	$	193	$0	$2	$2	$0

JPM	CDX.IG-9 10-Year Index 30-100%	0.553	12/20/2017		386	0	4	4	0

MYC	CMBX.NA.AAA.3 Index	0.080	12/13/2049		8,876	(61)	26	0	(35)

						$(61)	$32	$6	$(35)

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation	Swap Agreements, at Value
									Asset	Liability
DUB	Receive	1-Year BRL-CDI	12.810%	01/04/2021	BRL	43,000	$(90)	$1,126	$1,036	$0

HUS	Pay	28-Day MXN-TIIE	5.500	06/11/2018	MXN	2,700	0	3	3	0

							$(90)	$1,129	$1,039	$0

Total Swap Agreements							$857	$1,203	$2,233	$(173)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of December 31, 2015:

(j)	Securities with an aggregate market value of $1,891 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2015.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (5)
BOA	$11	$0	$67	$78	$(191)	$(121)	$0	$(312)	$(234)	$372	$138
BPS	2,905	0	62	2,967	(600)	0	0	(600)	2,367	(2,650)	(283)
BRC	9	0	105	114	(7)	0	(25)	(32)	82	(230)	(148)
CBK	3,753	0	44	3,797	(274)	0	(39)	(313)	3,484	(3,302)	182
DUB	2,908	0	1,149	4,057	(1,138)	(69)	0	(1,207)	2,850	(3,680)	(830)
FBF	1,598	0	103	1,701	(18)	(88)	(41)	(147)	1,554	(1,639)	(85)
GLM	954	0	0	954	(1,785)	(6)	0	(1,791)	(837)	756	(81)
GST	0	0	207	207	0	0	(12)	(12)	195	(270)	(75)
HUS	407	0	5	412	(26)	0	0	(26)	386	(380)	6
JPM	10,760	0	152	10,912	(2,117)	0	(21)	(2,138)	8,774	(8,656)	118
MSB	9,746	0	0	9,746	(666)	0	0	(666)	9,080	(9,050)	30
MYC	0	0	339	339	0	(85)	(35)	(120)	219	(280)	(61)
NGF	0	0	0	0	(7)	0	0	(7)	(7)	0	(7)
SCX	73	0	0	73	(5)	(52)	0	(57)	16	0	16
SOG	9	0	0	9	(704)	0	0	(704)	(695)	763	68
UAG	648	0	0	648	(140)	0	0	(140)	508	(470)	38

Total Over the Counter	$33,781	$0	$2,233	$36,014	$(7,678)	$(421)	$(173)	$(8,272)

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2015

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$328	$328
Swap Agreements	0	0	0	0	394	394

	$0	$0	$0	$0	$722	$722

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$33,781	$0	$33,781
Swap Agreements	0	1,194	0	0	1,039	2,233

	$0	$1,194	$0	$33,781	$1,039	$36,014

	$0	$1,194	$0	$33,781	$1,761	$36,736

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$162	$162
Swap Agreements	0	0	0	0	661	661

	$0	$0	$0	$0	$823	$823

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$7,678	$0	$7,678
Written Options	0	0	0	267	154	421
Swap Agreements	0	173	0	0	0	173

	$0	$173	$0	$7,945	$154	$8,272

	$0	$173	$0	$7,945	$977	$9,095

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended December 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$333	$333
Futures	0	0	0	0	(8,644)	(8,644)
Swap Agreements	0	(396)	0	0	(413)	(809)

	$0	$(396)	$0	$0	$(8,724)	$(9,120)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$62,056	$0	$62,056
Purchased Options	0	0	0	(5)	(372)	(377)
Written Options	0	108	0	1,944	4,194	6,246
Swap Agreements	0	(870)	0	0	(428)	(1,298)

	$0	$(762)	$0	$63,995	$3,394	$66,627

	$0	$(1,158)	$0	$63,995	$(5,330)	$57,507

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$660	$660
Swap Agreements	0	42	0	0	(3,708)	(3,666)

	$0	$42	$0	$0	$(3,048)	$(3,006)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(3,720)	$0	$(3,720)
Purchased Options	0	0	0	0	661	661
Written Options	0	(106)	0	(298)	(494)	(898)
Swap Agreements	0	2,728	0	0	2,538	5,266

	$0	$2,622	$0	$(4,018)	$2,705	$1,309

	$0	$2,664	$0	$(4,018)	$(343)	$(1,697)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2015	23

Schedule of Investments PIMCO Low Duration Portfolio (Cont.)

December 31, 2015

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2015 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2015
Investments in Securities, at Value
Bank Loan Obligations	$0	$5,903	$0	$5,903
Corporate Bonds & Notes
Banking & Finance	0	524,816	1,498	526,314
Industrials	0	245,302	0	245,302
Utilities	0	118,335	0	118,335
Municipal Bonds & Notes
California	0	10,598	0	10,598
New Jersey	0	9,525	0	9,525
Texas	0	333	0	333
U.S. Government Agencies	0	330,765	1	330,766
U.S. Treasury Obligations	0	335,461	0	335,461
Non-Agency Mortgage-Backed Securities	0	155,738	10,350	166,088
Asset-Backed Securities	0	220,899	0	220,899
Sovereign Issues	0	142,011	0	142,011
Short-Term Instruments
Certificates of Deposit	0	16,814	0	16,814
Commercial Paper	0	12,996	0	12,996
Repurchase Agreements	0	1,963	0	1,963
Short-Term Notes	0	10,323	0	10,323
Mexico Treasury Bills	0	4,634	0	4,634
U.S. Treasury Bills	0	1,133	0	1,133
	$0	$2,147,549	$11,849	$2,159,398

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2015
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$114,868	$0	$0	$114,868

Total Investments	$114,868	$2,147,549	$11,849	$2,274,266

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(4,046)	$0	$(4,046)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	328	394	0	722
Over the counter	0	36,014	0	36,014
	$328	$36,408	$0	$36,736

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(162)	(661)	0	(823)
Over the counter	0	(8,272)	0	(8,272)
	$(162)	$(8,933)	$0	$(9,095)

Totals	$115,034	$2,170,978	$11,849	$2,297,861

There were no significant transfers between Levels 1, 2, or 3 during the period ended December 31, 2015.

24	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Notes to Financial Statements

December 31, 2015

1. ORGANIZATION

The PIMCO Low Duration Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Institutional, Administrative and Advisor. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies are recorded as dividend income. Long-term capital gain distributions received from registered investment companies are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract (see Financial Derivative Instruments, if any). Realized foreign exchange gains or losses arising from sales of spot foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains and losses arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and

ANNUAL REPORT	DECEMBER 31, 2015	25

Notes to Financial Statements (Cont.)

administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Portfolio’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of transactions that may cause character differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed (overdistributed) net realized gains (losses) and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) New Accounting Pronouncements  In June 2014, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2014-11, that expanded secured borrowing accounting for certain repurchase agreements. The ASU also sets forth additional disclosure requirements for certain transactions accounted for as sales in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. The ASU became effective prospectively for annual periods beginning after December 15, 2014, and interim periods beginning after March 15, 2015. The Portfolio has adopted the ASU. The financial statements have been modified to provide enhanced disclosures surrounding secured borrowing transactions, if any. See the Notes to Schedule of Investments for additional details.

In August 2014, the FASB issued ASU 2014-15 requiring management to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the entity’s ability to continue as a going concern. The ASU is effective prospectively for annual periods ending after December 15, 2016, and interim periods thereafter. At this time, management is evaluating the implications of these changes on the financial statements.

In May 2015, the FASB issued ASU 2015-07 which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the NAV per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of the Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets attributable to the Portfolio or class, less any liabilities, by the total number of shares outstanding of the Portfolio or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Portfolio reserves the right to change the time its NAV is calculated if the Portfolio closes earlier, or as permitted by the SEC.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on

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more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services or other pricing sources. With respect to any portion of the Portfolio’s assets that are invested in one or more open-end management investment companies (other than exchange-traded funds (“ETFs”)), a Portfolio’s NAV will be calculated based upon the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. Foreign (non-U.S.) exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board (“Valuation Oversight Committee”), generally based on recommendations provided by the Adviser. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for

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Notes to Financial Statements (Cont.)

determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When a Portfolio uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1 — Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers in and out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their

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internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemption where the inputs to the NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Prior to July 31, 2015, short-term investments having a maturity of 60 days or less and repurchase agreements were generally valued at amortized cost which approximates fair value. Short-term debt instruments having a remaining maturity of 60 days or less are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. Other than swap agreements, which are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services or other pricing sources, these contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange (if available). For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

The validity of the fair value is reviewed by the Adviser on a periodic basis and may be amended in accordance with the Trust’s valuation procedures.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio III (“Central Fund”) to the extent permitted by the Act and rules thereunder. The Central Fund is a registered investment company created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection

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Notes to Financial Statements (Cont.)

with their cash management activities. The main investments of the Central Fund are money market and short maturity fixed income instruments. The Central Fund may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Fund is considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in affiliated Funds for the period ended December 31, 2015 (amounts in thousands†):

Investments in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2014	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2015	Dividend Income (1)	Realized Net Capital Gain Distributions (1)
$186,362	$1,026,700	$(1,097,800)	$(882)	$488	$114,868	$700	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	A portion of this may be recharacterized to return of capital and reflected as such on tax forms mailed to shareholders on or about January 31st following each calendar year.

(b) Investments in Securities

Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

Loan Participations, Assignments and Originations  The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by a Portfolio. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments from lenders it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Portfolio may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Portfolio may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Portfolio may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. As of December 31, 2015, the Portfolio had no unfunded loan commitments outstanding.

Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to

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what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Portfolio’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the Portfolio may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation

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Notes to Financial Statements (Cont.)

Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

The Portfolio may engage in strategies where it seeks to extend the expiration or maturity of a position, such as a To Be Announced (“TBA”) security on an underlying asset, by closing out the position before expiration and opening a new position with respect to the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statement of Assets and Liabilities as an asset or liability, respectively.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location of these instruments is described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for the receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  The Portfolio may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  The Portfolio may enter into short sales transactions. A short sale is a transaction in which the Portfolio sells securities it may not own in anticipation of a decline in the fair value of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio is obligated to deliver securities at the trade price at the time the short position is covered. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

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6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  The Portfolio may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“Futures Variation Margin”). Gains or losses are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  The Portfolio may write or purchase options to enhance returns or to hedge an existing position or future investment. The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio, as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed.

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Notes to Financial Statements (Cont.)

Interest Rate Swaptions  The Portfolio may write or purchase interest rate swaptions which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Foreign Currency Options  The Portfolio may write or purchase foreign currency options. Purchasing foreign currency options gives the Portfolio the right, but not the obligation to buy or sell the currency with specified amounts of currency and a rate of exchange that may be exercised by a certain date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are included within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

For purposes of applying the Portfolio’s investment policies and restrictions, swap agreements are generally valued by the Portfolio at market value. In the case of a credit default swap (see below), however, in applying certain of the Portfolio’s investment policies and restrictions, the Portfolio will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions. For example, the Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines (if any) because such value reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements  A Portfolio may use credit default swaps on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position

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with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts

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Notes to Financial Statements (Cont.)

received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL RISKS

In the normal course of business, the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in financial derivative instruments and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Portfolio may lose money if these changes are not anticipated by Portfolio management. The Portfolio may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Duration is a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. Convexity is an additional measure of interest rate sensitivity that measures the rate of change of duration in response to changes in interest rates. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). At present, the U.S. is experiencing historically low interest rates. The Portfolio may be subject to heightened interest rate risk because the Fed has ended its quantitative easing program and has begun, and may continue, to raise interest rates. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause the Portfolio to lose value. If the Portfolio lost enough value, the Portfolio could face increased redemptions by shareholders, which could further impair its performance.

To the extent that the Portfolio may invest in securities and instruments that are economically tied to Russia, the Portfolio is subject to various risks such as, but not limited to political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, and unpredictable taxation. Investments in Russia are particularly subject to the risk that further economic sanctions may be imposed by the United States and/or other countries. Such sanctions — which may impact companies in many sectors, including energy, financial services and defense, among others — may negatively impact the Portfolio’s performance and/or ability to achieve its investment objective. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, difficulties in obtaining accurate prices, a smaller market capitalization and a smaller number of traded securities. Settlement, clearing and registration of securities transactions are subject to risks, which may result in significant delays or problems in registering the transfer of securities, including issues with foreign nominee accounts held with custodian banks. It is possible that the ownership rights of the Portfolio could be lost through fraud or negligence. In addition, it may be difficult for the Portfolio to enforce any rights it may have in the event of loss of share registration. Adverse

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currency exchange rates are a risk and there may be a lack of available currency hedging instruments. Investments in Russia may be subject to the risk of nationalization or expropriation of assets. Oil, natural gas, metals, and timber account for a significant portion of Russia’s exports, leaving the country vulnerable to swings in world prices.

If the Portfolio invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivative instruments that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency-denominated securities may reduce the Portfolio’s returns.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges, where applicable. For financial derivative instruments traded on exchanges or clearinghouses, the primary credit risk is the creditworthiness of the Portfolio’s clearing broker or the exchange or clearinghouse itself. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivative instruments contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities and financial derivative instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. PIMCO, as the Adviser, minimizes counterparty risks to the Portfolio through a number of ways. Prior to entering into transactions with a new counterparty, the PIMCO Counterparty Risk Committee conducts an extensive credit review of such counterparty and must approve the use of such counterparty. Furthermore, pursuant to the terms of the underlying contract, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold, such counterparty shall advance collateral to the Portfolio in the form of cash or securities equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and

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Notes to Financial Statements (Cont.)

U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared over the counter (“OTC”) derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk is significantly reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of an FCM default scenario further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”)

govern bilateral OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.25%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the

38	PIMCO VARIABLE INSURANCE TRUST

December 31, 2015

Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $35,000, plus $3,600 for each Board meeting attended in person, $750 for each committee meeting attended and $750 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $5,000, the valuation oversight committee lead receives an additional annual retainer of $3,250 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads) and the governance committee chair receives an additional annual retainer of $1,500.

These expenses are allocated on a pro rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio, which does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8 and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended December 31, 2015, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 under the Act (amounts in thousands):

Purchases	Sales
$112,662	$132,432

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The transaction costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2015, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$3,464,982	$3,091,477	$796,394	$534,545

ANNUAL REPORT	DECEMBER 31, 2015	39

Notes to Financial Statements (Cont.)

12. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2015		Year Ended 12/31/2014
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	409	$4,303	115	$1,217
Administrative Class	24,857	261,154	34,121	363,560
Advisor Class	15,590	164,276	13,683	145,639
Issued as reinvestment of distributions
Institutional Class	30	308	57	607
Administrative Class	4,414	45,887	1,654	17,615
Advisor Class	2,167	22,510	626	6,660
Cost of shares redeemed
Institutional Class	(914)	(9,687)	(4,411)	(46,929)
Administrative Class	(40,239)	(425,738)	(38,068)	(405,306)
Advisor Class	(12,840)	(135,449)	(11,304)	(120,374)
Net increase (decrease) resulting from Portfolio share transactions	(6,526)	$(72,436)	(3,527)	$(37,311)

As of December 31, 2015, two shareholders each owned 10% or more of the Portfolio’s total outstanding shares comprising 44% of the Portfolio.

13. REGULATORY AND LITIGATION MATTERS

The Portfolio is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

PIMCO has received a Wells Notice from the staff of the U.S. Securities and Exchange Commission (“SEC”) that relates to the PIMCO Total Return Active Exchange-Traded Fund (“BOND”), a series of PIMCO ETF Trust. The notice indicates the staff’s preliminary determination to recommend that the SEC commence a civil action against PIMCO stemming from a non-public investigation relating to BOND. A Wells Notice is neither a formal allegation of wrongdoing nor a finding that any law was violated.

This matter principally pertains to the valuation of smaller sized positions in non-agency mortgage-backed securities purchased by BOND between its inception on February 29, 2012 and June 30, 2012, BOND’s performance disclosures for that period, and PIMCO’s compliance policies and procedures related to these matters.

The Wells process provides PIMCO with the opportunity to demonstrate to the SEC staff why it believes its conduct was appropriate, in keeping with industry standards, and that no action should be taken. PIMCO believes that this matter is unlikely to have a material adverse effect on any Portfolio or on PIMCO’s ability to provide investment management services to any Portfolio.

The foregoing speaks only as of the date of this report.

14. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2015, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2012-2014, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable

40	PIMCO VARIABLE INSURANCE TRUST

December 31, 2015

Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of December 31, 2015, the components of distributable taxable earnings are as follows (amounts in thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Qualified Late-Year Loss Deferral — Capital (4)	Qualified Late-Year Loss Deferral — Ordinary (5)
PIMCO Low Duration Portfolio	$9,035	$—	$(43,909)	$—	$(30,521)	$—	$—

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts and treasury inflation-protected securities.

(2)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals and distributions payable at fiscal year-end.

(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2015 through December 31, 2015 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
(5)	Specified losses realized during the period November 1, 2015 through December 31, 2015, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

As of December 31, 2015, the Portfolio had accumulated capital losses expiring in the following years (amounts in thousands). The Portfolio will resume capital gain distributions in the future to the extent gains are realized in excess of accumulated capital losses.

	Expiration of Accumulated Capital Losses
	12/31/2016	12/31/2017	12/31/2018
PIMCO Low Duration Portfolio	$—	$8,599	$—

Under the Regulated Investment Company Act of 2010, a Portfolio is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of December 31, 2015, the Portfolio had the following post-effective capital losses with no expiration (amounts in thousands):

	Short-Term	Long-Term
PIMCO Low Duration Portfolio	$13,392	$8,530

As of December 31, 2015, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (6)
PIMCO Low Duration Portfolio	$2,315,662	$8,135	$(49,531)	$(41,396)

(6)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals and treasury inflation-protected securities.

For the years ended December 31, 2015 and December 31, 2014, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

	Fiscal Year Ended	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)
PIMCO Low Duration Portfolio	12/31/2015	$68,706	$—	$—
	12/31/2014	$24,882	$—	$—

(7)	Includes short-term capital gains, if any, distributed.
(8)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

ANNUAL REPORT	DECEMBER 31, 2015	41

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and Shareholders of PIMCO Low Duration Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of PIMCO Low Duration Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 18, 2016

42	PIMCO VARIABLE INSURANCE TRUST

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	GLM	Goldman Sachs Bank USA	NGF	Nomura Global Financial Products, Inc.
BPS	BNP Paribas S.A.	GST	Goldman Sachs International	SCX	Standard Chartered Bank
BRC	Barclays Bank PLC	HUS	HSBC Bank USA N.A.	SOG	Societe Generale
CBK	Citibank N.A.	JPM	JPMorgan Chase Bank N.A.	SSB	State Street Bank and Trust Co.
DUB	Deutsche Bank AG	MSB	Morgan Stanley Bank, N.A	UAG	UBS AG Stamford
FBF	Credit Suisse International	MYC	Morgan Stanley Capital Services, Inc.

Currency Abbreviations:
AUD	Australian Dollar	ILS	Israeli Shekel	PHP	Philippine Peso
BRL	Brazilian Real	INR	Indian Rupee	RUB	Russian Ruble
CHF	Commercial Mortgage-Backed Index	JPY	Japanese Yen	SGD	Singapore Dollar
CNH	Chinese Renminbi (Offshore)	KRW	South Korean Won	THB	Thai Baht
EUR	Euro	MXN	Mexican Peso	USD (or $)	United States Dollar
GBP	British Pound	MYR	Malaysian Ringgit

Exchange Abbreviations:
OTC	Over the Counter

Index/Spread Abbreviations:
CDX.IG	Credit Derivatives Index - High Yield	CMBX	Commercial Mortgage-Backed Index

Other Abbreviations:
ALT	Alternate Loan Trust	CLO	Collateralized Loan Obligation	REMIC	Real Estate Mortgage Investment Conduit
CDI	Brazil Interbank Deposit Rate	FDIC	Federal Deposit Insurance Corp.	TIIE	Tasa de Interés Interbancaria de Equilibrio
CDO	Collateralized Debt Obligation	LIBOR	London Interbank Offered Rate

ANNUAL REPORT	DECEMBER 31, 2015	43

Management of the Trust

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Portfolio’s website at pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees*

Brent R. Harris (1959) Chairman of the Board and Trustee	08/1997 to present	Managing Director, PIMCO. Formerly, member of Executive Committee, PIMCO.	168	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute.

Douglas M. Hodge (1957) Trustee	02/2010 to present	Managing Director, Chief Executive Officer, PIMCO (since 2/14); Chief Operating Officer, PIMCO (7/09 – 2/14); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	146	Trustee, PIMCO Funds; Trustee, PIMCO ETF Trust.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company; Formerly, Executive Advisor, Toyota Financial Services; CEO, Toyota Financial Services.	146	Trustee, PIMCO Funds; Trustee, PIMCO ETF Trust.

E. Philip Cannon (1940) Trustee	05/2000 to present	Private Investor. Formerly, President, Houston Zoo.	168	Trustee, PIMCO Funds; Trustee, PIMCO ETF; Trustee, PIMCO Equity Series; and Trustee, PIMCO Equity Series VIT. Formerly, Trustee, Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments).	168	Trustee, PIMCO Funds; Trustee, PIMCO ETF Trust; Trustee, PIMCO Equity Series; and Trustee, PIMCO Equity Series VIT. Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group).	146	Trustee, PIMCO Funds; Trustee, PIMCO ETF Trust.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	168	Trustee, PIMCO Funds; Trustee, PIMCO ETF; Trustee, PIMCO Equity Series; and Trustee, PIMCO Equity Series VIT.

Ronald C. Parker (1951) Trustee	07/2009 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products).	168	Trustee, PIMCO Funds; Trustee, PIMCO ETF Trust; Trustee, PIMCO Equity Series; and Trustee, PIMCO Equity Series VIT.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.

** Trustees serve until their successors are duly elected and qualified.

44	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*

Peter G. Strelow (1970) President	01/2015 to present Senior Vice President 11/2013 to 01/2015 Vice President 05/2008 to 11/2013	Managing Director, PIMCO. President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

David C. Flattum (1964) Chief Legal Officer	11/2006 to present	Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to present	Managing Director and Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Brent R. Harris (1959) Senior Vice President	01/2015 to present President 03/2009 to 01/2015	Managing Director and current member of Executive Committee, PIMCO. Senior Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to present	Managing Director, Chief Executive Officer, PIMCO (since 2/14); Chief Operating Officer, PIMCO (7/09 – 2/14); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management. Senior Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Kevin M. Broadwater (1964) Vice President - Senior Counsel	05/2012 to present	Executive Vice President and Deputy General Counsel, PIMCO. Vice President — Senior Counsel, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Joshua D. Ratner (1976)** Vice President - Senior Counsel, Secretary	11/2013 to present Assistant Secretary 10/2007 to 01/2011	Executive Vice President and Senior Counsel, PIMCO. Chief Legal Officer, PIMCO Investments LLC. Vice President — Senior Counsel, Secretary, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Secretary and Chief Legal Officer, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Stacie D. Anctil (1969) Vice President	05/2015 to present Assistant Treasurer 11/2003 to 05/2015	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

William G. Galipeau (1974) Vice President	11/2013 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Treasurer, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds. Formerly, Vice President, Fidelity Investments.

Eric D. Johnson (1970)** Vice President	05/2011 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

Henrik P. Larsen (1970) Vice President	02/1999 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Greggory S. Wolf (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Trent W. Walker (1974) Treasurer	11/2013 to present Assistant Treasurer 05/2007 to 11/2013	Executive Vice President, PIMCO. Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Assistant Treasurer, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

Jason J. Nagler (1982)** Assistant Treasurer	05/2015 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds. Formerly, Head of Mutual Fund Reporting, GMO and Assistant Treasurer, GMO Trust and GMO Series Trust Funds.

* The term “PIMCO Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit Income Fund, PIMCO Dynamic Income Fund, PIMCO Global StocksPLUS & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.

** The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

ANNUAL REPORT	DECEMBER 31, 2015	45

Privacy Policy1

(Unaudited)

The Trust2 considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ non-public personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on applicable websites.

Respecting Your Privacy

As a matter of policy, the Trust does not disclose any non-public personal information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust or its affiliates may also retain non-affiliated companies to market the Trust’s shares or products which use the Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Trust reserves the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any fund advised by PIMCO in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Trust may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

Information Collected from Websites

Websites maintained by the Trust or its service providers may use a variety of technologies to collect information that help the Trust and its service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. In addition, the Trust or its Service Affiliates may use third parties to place advertisements for the Trust on other websites, including banner advertisements. Such third parties may collect anonymous information through the use of cookies or action tags (such as web beacons). The information these third parties collect is generally limited to technical and web navigation information, such as your IP address, web pages visited and browser type, and does not include personally identifiable information such as name, address, phone number or email address.

You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly.

Changes to the Privacy Policy

From time to time, the Trust may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Effective as of September 5, 2014.

2 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined policy may be written in the first person (i.e., by using “we” instead of “the Trust”).

46	PIMCO VARIABLE INSURANCE TRUST

Approval of Investment Advisory Contract and Other Agreements

(Unaudited)

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement and Amended and Restated Asset Allocation Sub-Advisory Agreement

At a meeting held on August 10-11, 2015, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved the Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) between the Trust, on behalf of each of the Trust’s series (the “Portfolios”), and Pacific Investment Management Company LLC (“PIMCO”) for an additional one-year term through August 31, 2016. The Board also considered and unanimously approved for an additional one-year term through August 31, 2016, the Supervision and Administration Agreement (together with the Investment Advisory Contract, the “Agreements”) between the Trust, on behalf of the Portfolios, and PIMCO. In addition, the Board considered and unanimously approved the renewal of the Amended and Restated Asset Allocation Sub-Advisory Agreement (the “Asset Allocation Agreement”) between PIMCO, on behalf of PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, and Research Affiliates, LLC (“Research Affiliates”) for an additional one-year term through August 31, 2016.

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of the past year, the Trustees received a wide variety of materials relating to the services provided by PIMCO and Research Affiliates to the Trust. At each of its quarterly meetings, the Board reviewed the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including shareholder services, valuation and custody, the Portfolios’ compliance program and other information relating to the nature, extent and quality of services provided by PIMCO and Research Affiliates to the Trust. In considering whether to approve the renewal of the Agreements and the Asset Allocation Agreement, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial information for PIMCO and, where relevant, Research Affiliates, information regarding the profitability to PIMCO of its relationship with the Portfolios, information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Portfolios, and information about the fees charged and services provided to other clients with similar investment mandates as the Portfolios (where applicable). In addition, the Board reviewed materials provided by counsel to the Trust and the Independent Trustees, which included, among other things, memoranda outlining legal duties of the Board in considering the continuation of the Agreements and the Asset Allocation Agreement.

(b) Review Process:  In connection with the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed written materials prepared by PIMCO and, where applicable, Research Affiliates in response to requests from counsel to the Trust and the Independent Trustees. The Board requested and received assistance and advice regarding applicable legal standards from counsel to the Trust and the Independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board heard oral presentations on matters related to the Agreements and the Asset Allocation Agreement and met both as a full Board and in a separate session of the Independent Trustees, without management present, at the August 10-11, 2015 meeting. The Independent Trustees also conducted a telephonic meeting with counsel to the Trust and the Independent Trustees on July 30, 2015 and executive sessions on August 10, 2015 to discuss the materials presented. In addition, the Independent Trustees requested and received from PIMCO additional information including, but not limited to, information related to profitability and comparative performance information.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and the Asset Allocation Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in assets under management. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and

ANNUAL REPORT	DECEMBER 31, 2015	47

Approval of Investment Advisory Contract and Other Agreements (Cont.)

systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to reasonably assure compliance with applicable laws and regulations and its commitment to these programs, its oversight of matters that may involve conflicts of interest between the Portfolios’ investments and those of other accounts managed by PIMCO, and its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has enhanced PIMCO’s service to the Funds and has allowed PIMCO to introduce innovative new funds over time. In addition, the Board considered the nature and quality of services provided by PIMCO to the wholly-owned subsidiaries of applicable Portfolios.

The Trustees considered information they had received about the steps that PIMCO has taken in recent years with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the counterparty risk committee, which oversees counterparty risk on a firm-wide basis, continually evaluating requests to add or remove approved counterparties as market needs and conditions warrant. The Trustees also considered that, over the last several years, PIMCO has continued to strengthen the process it uses to assess the financial stability of counterparties with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that, consistent with its fiduciary duty, PIMCO executes transactions through a competitive best execution process and uses only those counterparties that meet its stringent and monitored criteria. The Trustees considered that PIMCO’s collateral management team utilizes a counterparty risk system to analyze portfolio level exposure and collateral being exchanged with counterparties.

In addition, the Trustees considered new services and service enhancements that PIMCO has implemented since the Board renewed the Agreements in 2014, including, but not limited to: conducting a targeted review of quality and efficiency in the valuation process; expanding the analytical review of shareholder reports by State Street Bank and Trust Company, the Portfolios’ custodian; developing a process for monthly forecasts of taxable and book income to enhance portfolio management of investment income; continuing the expansion of a proprietary performance reconciliation tool, which includes next-day comparison of daily internal performance to custodian bank performance to identify potential errors and guardrail net asset value calculations; developing and implementing the Global Process Monitor application, which includes real-time tracking and escalation protocols for critical activities; and implementing monthly cash flow reporting processes to support client and media demands for information about investor flows and assets under management data. The Trustees also considered the recent outflows from the Portfolios. The Trustees further considered whether the decline in the Portfolios’ assets and the reduction in PIMCO’s total assets under management materially impacted the service quality or resources available to the Portfolios. The Trustees concluded that there has been no adverse impact to service quality or resources available to the Portfolios.

Similarly, the Board considered the asset allocation services provided by Research Affiliates to the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio. The Board noted that the PIMCO All Asset All Authority Portfolio recently commenced operations. The Board also considered the depth and quality of Research Affiliates’ investment management and research capabilities, the experience and capabilities of its portfolio management personnel and, in particular, the experience and capabilities of Robert Arnott, Research Affiliates’ principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by Research Affiliates under the Asset Allocation Agreement are likely to benefit the Portfolios and their respective shareholders (as applicable).

(b) Other Services:  The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust pursuant to the Administration Agreement.

The Board considered the terms of the Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services provided pursuant to that agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of these services and its supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives available in the market.

48	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited, and will likely continue to benefit, the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board received and examined information from PIMCO concerning the Portfolios’ performance, as available, over short- and long-term periods ended May 31, 2015 and other performance data, as available, over short- and long-term periods ended June 30, 2015 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ performance, as available, over short- and long-term periods ended May 31, 2015 (the “Lipper Report”).

The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 10-11, 2015 meeting. The Trustees noted that a majority of the Portfolios outperformed their respective Lipper medians over the three-year and longer periods ended May 31, 2015.

The Board also noted that, as of May 31, 2015, the Administrative Class of 44%, 79% and 92% of the Portfolios outperformed its Lipper category median on a net-of-fees basis over the three-year, five-year and ten-year periods, respectively. The Trustees considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of investments and that differences in performance among classes could principally be attributed to differences in the supervisory and administrative fees and distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups and that the Lipper categories do not: separate funds based upon maturity or duration; account for the applicable Portfolios’ hedging strategies; distinguish between enhanced index and actively managed equity strategies; include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” Lipper category to which they do not properly belong); or account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may not be particularly relevant to the consideration of Portfolio performance.

The Board noted that 63% or more of the assets of the Trust had outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods ending May 31, 2015 (based on the performance of the Administrative Class). The Board also noted that 8 of 14 Portfolios, representing 69% of the total assets of the Trust, had outperformed their respective benchmark indexes on a net-of-fees basis over the five-year period ending May 31, 2015. The Board also noted that, while the Lipper universe comparisons provide a valuable performance comparison reference, there are certain Portfolios that do not fit neatly into their respective Lipper classifications. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward. The Board also considered that the Trust’s assets were over $20 billion as of December 31, 2014.

The Board considered PIMCO’s discussion of the intensive nature of managing bond funds, noting that it requires the management of a number of factors, including: varying maturities; prepayments; collateral management; counterparty management; pay-downs; credit events; workouts; derivatives; net new issuance in the bond market; and decreased market maker inventory levels. The Board noted that in addition to managing these factors, PIMCO must also balance risk controls and strategic positions in each portfolio it manages, including the Portfolios. Despite these challenges, the Board noted that PIMCO has generated “alpha” (i.e., non-market correlated excess performance) for its clients over time, including the Trust.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price funds to scale at the outset with reference to the total expense ratios of the respective Lipper median (if available), while providing a premium for innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also considered that PIMCO reviews the Portfolios’ fee levels and carefully considers reductions where appropriate. Further, the Board noted that PIMCO believes that the growth in the Trust’s assets

ANNUAL REPORT	DECEMBER 31, 2015	49

Approval of Investment Advisory Contract and Other Agreements (Cont.)

under management over the long-term and long-term positive net flows are important indicators of proper and effective pricing.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. The Board also reviewed information relating to the sub-advisory fees paid to Research Affiliates with respect to applicable Portfolios, taking into account that PIMCO compensates Research Affiliates from the advisory fees paid by such Portfolios to PIMCO. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in a “Peer Group” of comparable funds, as well as the universe of other similar funds. The Board noted that a number of Portfolios have total expense ratios that fall below the average and median expense ratios in their Peer Group and Lipper universe. In addition, the Board noted the fee waivers in place with respect to the fees that might result from investments by applicable Portfolios in their respective wholly-owned subsidiaries.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts and as sub-adviser to other investment companies with a similar investment strategy, including differences in advisory services provided. The Board noted that advisory fees for most Portfolios were similar to the fee rates charged to separate account strategies with the same investment strategies as the Portfolios. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including differences in the advisory and other services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees.

Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third-party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Portfolios. The Trustees also took into account that there are various reasons for any such difference in fees, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial risk and regulatory requirements, differing legal liabilities on a contract-by-contract basis and different servicing requirements when it does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations as compared to when PIMCO serves as investment adviser and sponsor.

The Board considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board also considered that as the Portfolios’ business has become increasingly complex, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. In addition, the Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee and, in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board further considered that many other funds pay for these services separately, and thus it is difficult to directly compare the Trust’s unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board also considered that the unified supervisory and administrative fee leads to Portfolio fees that are fixed, rather than variable. The Board noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease. The Board also considered that the Portfolios’ unified fee structure meant that fees were not impacted by recent outflows in certain Portfolios, unlike funds without a unified fee structure, which may see increased expense ratios when fixed costs are passed through to a smaller asset base. The Board further noted that, with few exceptions, PIMCO has generally maintained Portfolio fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall Portfolio fees, which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed with PIMCO those Portfolios and/or classes of Portfolios that had above median total expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few peers (if any), and cannot easily be grouped with comparable funds. Upon comparing the Portfolios’ total expenses to other funds in the “Peer Groups” provided by Lipper, the Board found total expenses of each Portfolio to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying funds in which the Funds of Funds may invest and,

50	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

therefore, such services were not duplicative of the advisory services provided to the underlying funds. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

Based on the information presented by PIMCO, Research Affiliates and Lipper, members of the Board determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of each Portfolio, are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were lower than in the previous year due to the impact of the Portfolios’ overall outflows. To the extent applicable, the Board also reviewed information regarding the portion of a Portfolio’s advisory fee retained by PIMCO, following the payment of sub-advisory fees to Research Affiliates, with respect to the Portfolio. Additionally, the Board noted that profit margins with respect to the Portfolios were within the ranges, although above the median, of publicly held investment management companies reported by Lipper and Strategic Insight (an independent provider of fund industry research). The Board noted that the PIMCO’s profit margin with respect to the Trust shows that the Trust is profitable, although less so than PIMCO Funds due to payments made by PIMCO to participating insurance companies. The Board also noted that it had received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, cyber security, information security, shareholder privacy, business continuity planning, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board noted that PIMCO shares the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including through the pricing of Portfolios to scale from inception and the enhancement of services provided to the Portfolios in return for fees paid. The Board reviewed the history of the Portfolios’ fee structure. The Board considered that the Portfolios’ unified fee rates had been set competitively and/or priced to scale from inception, had been held steady at that scaled competitive rate for most Portfolios as assets grew, or as assets declined in the case of some Portfolios, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing Portfolio shareholders of the fees associated with the Portfolios, and that the Portfolios bear certain expenses that are not covered by the advisory fee or the unified fee.

The Trustees considered that the unified fee has provided inherent economies of scale because a Portfolio maintains competitive fixed unified fees even if the particular Portfolio’s assets decline and/or operating costs rise. The Trustees further considered that, in contrast, breakpoints are a proxy for charging higher fees on lower asset levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also considered that, unlike the Portfolios’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees also considered that the unified fee protects shareholders from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those referenced above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Portfolios’ cost structures were reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and each of the Portfolios, to the benefit of their respective shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their respective shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Portfolios’ Rule 12b-1 plans or otherwise. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on their review, including their consideration of each of the factors summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and Research Affiliates favored the renewal of the Agreements and the Asset Allocation Agreement. The Independent Trustees and the Board as a whole concluded that the Agreements and the Asset Allocation Agreement continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements and the fees paid to Research Affiliates by PIMCO under the Asset Allocation Agreement, and that the renewal of the Agreements and the Asset Allocation Agreement was in the best interests of the Portfolios and their shareholders.

ANNUAL REPORT	DECEMBER 31, 2015	51

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT14AR_123115

PIMCO Variable Insurance Trust

Annual Report

December 31, 2015

PIMCO Money Market Portfolio

Share Classes

■	Institutional
■	Administrative

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

Please find enclosed the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2015. The following pages contain specific details about the Portfolio’s investment performance and a discussion of the factors that most affected performance over the reporting period.

Heightened market volatility throughout the reporting period was sparked by a mix of investor concerns including geopolitical developments, monetary policy and the potential for slowing global economic growth, which generally contributed to dampened investor sentiment. In particular, increasing concern over the outlook for Chinese growth sent commodity prices and inflation expectations lower, while also negatively impacting prices of emerging market (“EM”) debt and equities. In addition, the Chinese equity market began a strong decline in June 2015, which prompted the Chinese government to prop-up equity share prices and devalue the Chinese yuan. Volatility in Chinese equity markets continued into January 2016 on renewed concern over slowing Chinese economic growth. Furthermore, rising tension in the Middle East and the continued debt crisis in Greece also contributed to investor unease throughout the reporting period.

Economic data in the U.S. continued to confirm a healthy economy, particularly labor market indicators such as employment and wages. Still, signs of caution remained, particularly as U.S. consumers appeared to be more selective in their spending and chose to save rather than spend their windfall from lower gas prices. Additionally, consumer sentiment and certain housing indicators softened towards the end of the reporting period, and December 2015 U.S. manufacturing data indicated the fastest contraction in six years. Within the Eurozone, volatility increased despite gradual improvement in the underlying economies. Eurozone economic data also showed generally positive signs of an early recovery but were tempered slightly by sluggish inflation.

The theme of divergent global central bank monetary policy continued throughout the reporting period. The European Central Bank (“ECB”) expressed its commitment to increase quantitative easing (or large-scale asset purchases), along with the Bank of Japan and the People’s Bank of China who also indicated their intent to accelerate such measures. The Federal Reserve (“Fed”), on the other hand, moved on December 16 to raise the Federal Funds Rate by 0.25% to a new range of 0.25% - 0.50%, marking its first rate hike in nine years. However, the Fed noted that future increases in its target rate would be “gradual” and in-line with their previous projections, which helped to ease investor concerns. Outside of the reporting period on January 27, the Fed opted to leave the Federal Funds Rate unchanged, noting their intent to closely monitor how the global economy and markets influence the U.S. economic outlook.

Highlights of the financial markets during the twelve-month fiscal reporting period include:

■

U.S. Treasuries, as represented by the Barclays U.S. Treasury Index, returned 0.84% for the reporting period as yields generally rose slightly across the Treasury yield curve. The benchmark ten-year U.S. Treasury note yielded 2.27% at the end of the reporting period, up from 2.17% on December 31, 2014. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 0.55% for the reporting period.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Barclays U.S. TIPS Index, declined 1.44% over the reporting period. U.S. TIPS were pressured over the year as breakeven inflation levels, a proxy for inflation expectations, declined in-line with commodity markets. Global inflation-linked bonds (“ILBs”) were also down overall during the reporting period, as the slide in energy and other commodities impacted inflation expectations globally. Despite this headwind, European ILBs fared better than other developed countries and posted marginal gains in local currencies as real yields benefited from the ECB’s quantitative easing support.

■

Prices on broad commodities were down over the reporting period, led lower primarily by energy and industrial metal prices. Crude oil prices faced increasing pressure from a persisting inventory glut and production growth, especially from the Organization of the Petroleum Exporting Countries (“OPEC”). Towards the end of the reporting period, seasonally warm weather put further pressure on oil prices, which ended the year considerably lower. Diversified commodities, as represented by the Bloomberg Commodity Index Total Return, declined 24.66% over the reporting period.

2	PIMCO VARIABLE INSURANCE TRUST

■

Agency mortgage-backed securities (“MBS”), as represented by the Barclays U.S. MBS Fixed Rate Index, returned 1.51% over the reporting period. Non-Agency MBS prices were mixed amid weakness in the broader credit markets, although underlying collateral performance has generally been in-line with investor expectations and continues to gradually improve over the long-term.

■

U.S. investment grade credit, as represented by the Barclays U.S. Credit Index, declined 0.77% over the reporting period. Investment grade credit valuations cheapened as a record $1.15 trillion of new issuance came to market and commodity prices continued to fall given worries over slowing Chinese growth. Developed market global high yield bonds, as measured by the BofA Merrill Lynch Developed Markets High Yield Constrained Index, declined 3.05% over the reporting period. Weakness in the commodity-oriented sectors including energy and metals & mining, weighed on returns as oil and other commodity prices fell. Overall, global high yield spreads and yields rose throughout the reporting period and ended higher.

■

EM external debt, as represented by the JPMorgan Emerging Markets Bond Index (“EMBI”) Global, returned 1.23% over the reporting period. EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), declined 14.92% over the reporting period. Idiosyncratic forces remained a dominant theme. China, for example, continued to expand its accommodative measures as both growth and inflation showed signs of further moderation. In addition, the Russian ruble continued its recovery from 2014 weakness before stumbling toward the end of the reporting period on oil price weakness.

■

Equity markets showed mixed performance globally amid a period marked by economic uncertainty, increased volatility and divergent central bank monetary policy. U.S. equities, as represented by the S&P 500 Index, returned 1.38% (on a total return basis) and developed market equities outside the U.S., as represented by the MSCI EAFE Net Dividend Index (USD Unhedged), declined 0.81% over the reporting period. However, ultra-easy monetary policy in Europe and Japan benefited European and Japanese equity markets, which generally posted positive returns. However, EM equities, as represented by the MSCI Emerging Markets Index (Net Dividends in USD), declined 14.92% over the same period, due to headwinds from a stronger U.S. dollar, falling commodity prices, concerns over slower Chinese economic growth and declining Chinese equities.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your broad investment needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Variable Insurance Trust February 18, 2016

ANNUAL REPORT	DECEMBER 31, 2015	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of nineteen separate investment portfolios, including the PIMCO Money Market Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by the Portfolio are likely to decrease in value. A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and significant, and there is no guarantee that Fund management will anticipate such movement accurately.

As of the date of this report, interest rates in the U.S. are near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program and has begun, and may continue, to raise interest rates. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Portfolio’s performance or cause the Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus. Some of these risks may include, but are not limited to, the following: interest rate risk, call risk, credit risk, market risk, issuer risk, foreign (non-U.S.) investment risk and management risk. A complete description of these and other risks is contained in the Portfolio’s prospectus. Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments.

In July 2014, the SEC amended certain regulations that govern money market funds registered under the 1940 Act (the “Amendments”) to adopt several reforms. First, the Amendments allow (or, in certain circumstances, require) a money market fund to impose liquidity fees and permit a money market fund to limit (or gate) redemptions for up to 10 business days in any 90-day period when a fund’s liquidity levels fall below certain thresholds. Second, the Amendments require institutional prime money market funds that do not qualify as “retail” or “government” money market funds to transact fund shares based on a market-based NAV (i.e., these funds will be required to float their NAVs). “Government” money market funds will be permitted to transact fund shares at an NAV calculated using the amortized cost valuation method. Additionally, the Amendments impose new disclosure and reporting requirements as well as enhanced portfolio diversification requirements. “Retail” money market funds as defined in the Amendments are money market funds that have policies and procedures reasonably designed to limit all beneficial owners of the funds to natural persons. “Government” money market funds as defined in the Amendments are money market funds that invest 99.5% or more of their total assets in cash, government securities, and/or repurchase agreements that are collateralized fully by cash or government securities. “Institutional prime” money market funds as defined by the Amendments are money market funds that do not qualify as retail or government money market funds. The Amendments have staggered compliance dates. Compliance with a majority of the Amendments will be required on October 14, 2016, two years after the effective date for the Amendments. The degree to which a money market fund will be impacted by the Amendments will depend upon the type of fund (institutional, retail or government) and type of investors (retail or institutional). At this time, management is evaluating the potential impact of the Amendments on the Portfolio.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart reflects only Administrative Class performance. Performance for Institutional Class, Class M and Advisor Class shares, if applicable, may be higher or lower based on each class’s expense ratios. The Portfolio’s total annual operating expense ratios on the Portfolio Summary page are as of the currently effective prospectus, as supplemented to date. The Portfolio measures its performance against a broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

4	PIMCO VARIABLE INSURANCE TRUST

The following table discloses the inception dates of the Portfolio and its respective share classes along with the Portfolio’s diversification status as of period end:

Portfolio Name	Portfolio Inception	Institutional Class	Class M	Administrative Class	Advisor Class	Diversification Status
PIMCO Money Market Portfolio	9/30/99	4/10/00	—	9/30/99	—	Diversified

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolio. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Portfolio creates a contract between or among any shareholder of the Portfolio, on the one hand, and the Trust, the Portfolio, a service provider to the Trust or the Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and is available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

ANNUAL REPORT	DECEMBER 31, 2015	5

PIMCO Money Market Portfolio

Cumulative Returns Through December 31, 2015

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown†

Treasury Repurchase Agreements	98.9%
Government Agency Repurchase Agreements	1.1%
†	% of Investments, at value as of 12/31/15. Financial derivative instruments, if any, are excluded.

Average Annual Total Return for the period ended December 31, 2015
	7-Day Yield	30-Day Yield	1 Year	5 Years	10 Years	Inception*
PIMCO Money Market Portfolio Institutional Class	0.09%	0.04%	0.02%	0.04%	1.24%	1.74%
PIMCO Money Market Portfolio Administrative Class	0.09%	0.04%	0.02%	0.04%	1.19%	1.77%
Citi 3-Month Treasury Bill Index±			0.03%	0.05%	1.17%	1.84%	**
Lipper Money Market Fund Index±±			0.01%	0.01%	1.19%	1.73%	**

All Portfolio returns are net of fees and expenses.

* For class inception dates please refer to the Important Information.

** Average annual total return since 09/30/1999.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.32% for Institutional Class shares, and 0.32% for Administrative Class shares.

Money market funds are not insured or guaranteed by Federal Deposit Insurance Corporation (“FDIC”) or any other government agency and although such funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in money market funds. If there is a material difference between the quoted total return and the quoted current yield, the yield quotation more closely reflects the current earnings of the portfolio than the total return quotation. Yields are computed by SEC-prescribed calculations and are subject to change.

± Citi 3-Month Treasury Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3 month Treasury Bill issues.

±± Lipper Money Market Fund Index is an average of the 30 largest equal weighted Money Market Funds as compiled by Lipper, Inc. It does not reflect deductions for fees, expenses or taxes.

It is not possible to invest in an unmanaged index.

Investment Objective and Strategy Overview

»

The PIMCO Money Market Portfolio seeks maximum current income, consistent with preservation of capital and daily liquidity, by investing at least 97% of its total assets in a diversified portfolio of money market securities that are in the highest rating category for short-term obligations. The Portfolio also may invest up to 3% of its total assets in money market securities that are in the second-highest rating category for short-term obligations that have a remaining maturity of 45 days or less. The Portfolio may only invest in U.S. dollar-denominated securities that mature in 397 days or fewer from the date of purchase.

Portfolio Insights

»	The Portfolio focused its investments in high quality, short-maturity assets and ended the reporting period with a high average quality.

»	The Portfolio retained its low weighted average maturity, which decreased over the reporting period in order to reduce sensitivity to shifts in interest rates.

»	The Portfolio increased its exposure to repurchase agreements, as they provided high quality liquidity to the Portfolio.

6	PIMCO VARIABLE INSURANCE TRUST

Expense Example PIMCO Money Market Portfolio

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held from July 1, 2015 to December 31, 2015 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (07/01/15)	Ending Account Value (12/31/15)	Expenses Paid During Period*	Beginning Account Value (07/01/15)	Ending Account Value (12/31/15)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$1,000.20	$0.97	$1,000.00	$1,024.64	$0.99	0.19%
Administrative Class	1,000.00	1,000.20	0.97	1,000.00	1,024.64	0.99	0.19

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 187/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers can be found in Note 6 in the Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2015	7

Financial Highlights PIMCO Money Market Portfolio

Selected Per Share Data for the Year Ended:	Net Asset Value Beginning of Year	Net Investment Income (a)	Net Realized/ Unrealized Gain	Total from Investment Operations	Dividends from Net Investment Income (b)		Distributions from Net Realized Capital Gains (b)		Total Distributions
Institutional Class
12/31/2015	$1.00	$0.00^	$0.00^	$0.00^	$(0.00	)^	$(0.00	)^	$(0.00	)^
12/31/2014	1.00	0.00^	0.00^	0.00^	(0.00	)^	0.00		(0.00	)^
12/31/2013	1.00	0.00^	0.00^	0.00^	(0.00	)^	0.00		(0.00	)^
12/31/2012	1.00	0.00^	0.00^	0.00^	(0.00	)^	0.00		(0.00	)^
12/31/2011	1.00	0.00^	0.00^	0.00^	(0.00	)^	0.00		(0.00	)^

Administrative Class
12/31/2015	1.00	0.00^	0.00^	0.00^	(0.00	)^	(0.00	)^	(0.00	)^
12/31/2014	1.00	0.00^	0.00^	0.00^	(0.00	)^	0.00		(0.00	)^
12/31/2013	1.00	0.00^	0.00^	0.00^	(0.00	)^	0.00		(0.00	)^
12/31/2012	1.00	0.00^	0.00^	0.00^	(0.00	)^	0.00		(0.00	)^
12/31/2011	1.00	0.00^	0.00^	0.00^	(0.00	)^	0.00		(0.00	)^

^	Reflects an amount rounding to less than one cent.
(a)	Per share amounts based on average number of shares outstanding during the year.
(b)	Determined in accordance with federal income tax regulations, see Note 2(c) in the Notes to Financial Statements for more information.
(c)	Effective July 1, 2013, the Class’s distribution and/or service/12b-1 fees was decreased by 0.15% to 0.00%.

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Net Asset Value End of Year	Total Return	Net Assets End of Year (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income to Average Net Assets

$1.00	0.02%	$18,879	0.17%		0.33%		0.17%		0.33%		0.01%
1.00	0.01	16,365	0.08		0.32		0.08		0.32		0.01
1.00	0.06	17,089	0.13		0.33		0.12		0.32		0.00
1.00	0.06	21,549	0.17		0.32		0.17		0.32		0.04
1.00	0.06	203,934	0.11		0.32		0.11		0.32		0.04

1.00	0.02	15,162	0.17		0.33		0.17		0.33		0.01
1.00	0.01	19,229	0.08		0.32		0.08		0.32		0.01
1.00	0.06	26,566	0.13	(c)	0.41	(c)	0.12	(c)	0.40	(c)	0.00	(c)
1.00	0.06	28,913	0.17		0.47		0.17		0.47		0.03
1.00	0.06	39,286	0.11		0.47		0.11		0.47		0.04

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2015	9

Statement of Assets and Liabilities PIMCO Money Market Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2015

Assets:
Investments, at value
Investments in securities*	$34,059
Cash	1
Interest receivable	2
Total Assets	34,062

Liabilities:
Payable for Portfolio shares redeemed	$13
Accrued investment advisory fees	4
Accrued supervisory and administrative fees	4
Total Liabilities	21

Net Assets	$34,041

Net Assets Consist of:
Paid in capital	34,041
$34,041

Net Assets:
Institutional Class	$18,879
Administrative Class	15,162

Shares Issued and Outstanding:
Institutional Class	18,878
Administrative Class	15,161

Net Asset Value and Redemption Price Per Share Outstanding:
Institutional Class	$1.00
Administrative Class	1.00

Cost of investments in securities	$34,059

* Includes repurchase agreements of:	$34,059

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Money Market Portfolio

(Amounts in thousands)	Year Ended December 31, 2015

Investment Income:
Interest	$67
Total Income	67

Expenses:
Investment advisory fees	47
Supervisory and administrative fees	78
Trustee fees	1
Interest expense	1
Miscellaneous expense	2
Total Expenses	129
Waiver and/or Reimbursement by PIMCO	(64)
Net Expenses	65

Net Investment Income	2

Net Realized Gain:
Investments in securities	2

Net Realized Gain	2

Net Increase in Net Assets Resulting from Operations	$4

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2015	11

Statements of Changes in Net Assets PIMCO Money Market Portfolio

(Amounts in thousands†)	Year Ended December 31, 2015	Year Ended December 31, 2014

(Decrease) in Net Assets from:

Operations:
Net investment income	$2	$3
Net realized gain	2	4

Net Increase in Net Assets Resulting from Operations	4	7

Distributions to Shareholders:
From net investment income (a)
Institutional Class	(2)	(1)
Administrative Class	(2)	(2)
From net realized capital gains (a)
Institutional Class	(2)	0
Administrative Class	(2)	0

Total Distributions	(8)	(3)

Portfolio Share Transactions:
Net (decrease) resulting from Portfolio share transactions**	(1,549)	(8,065)

Total (Decrease) in Net Assets	(1,553)	(8,061)

Net Assets:
Beginning of year	35,594	43,655
End of year*	$34,041	$35,594

* Including undistributed (overdistributed) net investment income of:	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 9 in the Notes to Financial Statements.
(a)	Determined in accordance with federal income tax regulations, see Note 2(c) in the Notes to Financial Statements for more information.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO Money Market Portfolio

December 31, 2015

MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 100.1%

SHORT-TERM INSTRUMENTS 100.1%

GOVERNMENT AGENCY REPURCHASE AGREEMENTS (a) 1.1%
$359

TREASURY REPURCHASE AGREEMENTS (a) 99.0%
33,700

Total Short-Term Instruments (Cost $34,059)	34,059

Total Investments in Securities (Cost $34,059)	34,059

Total Investments 100.1% (Cost $34,059)	$34,059

Other Assets and Liabilities, net (0.1%)	(18)

Net Assets 100.0%	$34,041

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(a)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
Government Agency Repurchase Agreements
SSB	0.010%	12/31/2015	01/04/2016	$359	Fannie Mae 2.140% due 11/07/2022	$(368)	$359	$359

Treasury Repurchase Agreements
BOS	0.580	12/31/2015	01/04/2016	5,000	U.S. Treasury Notes 2.125% due 12/31/2022	(5,105)	5,000	5,001
BPG	0.450	12/31/2015	01/04/2016	14,000	U.S. Treasury Floating Rate Notes 0.337% due 07/31/2017	(14,295)	14,000	14,001
FAR	0.480	12/31/2015	01/04/2016	5,000	U.S. Treasury Notes 1.500% due 10/31/2019	(5,107)	5,000	5,000
FOB	0.550	12/31/2015	01/04/2016	3,000	U.S. Treasury Notes 0.625% due 08/31/2017	(3,063)	3,000	3,000
RDR	0.540	12/31/2015	01/04/2016	3,700	U.S. Treasury Notes 2.125% due 12/31/2022	(3,779)	3,700	3,700
TDM	0.560	12/31/2015	01/04/2016	3,000	U.S. Treasury Floating Rate Note 0.305% due 01/31/2016	(3,068)	3,000	3,000

Total Repurchase Agreements						$(34,785)	$34,059	$34,061

(1)	Includes accrued interest.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of December 31, 2015:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (2)
Global/Master Repurchase Agreement
BOS	$5,001	$0	$0	$5,001	$(5,105)	$(104)
BPG	14,001	0	0	14,001	(14,295)	(294)
FAR	5,000	0	0	5,000	(5,107)	(107)
FOB	3,000	0	0	3,000	(3,063)	(63)
RDR	3,700	0	0	3,700	(3,779)	(79)
SSB	359	0	0	359	(368)	(9)
TDM	3,000	0	0	3,000	(3,068)	(68)

Total Borrowings and Other Financing Transactions	$34,061	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 5, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2015	13

Schedule of Investments PIMCO Money Market Portfolio (Cont.)

December 31, 2015

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2015 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2015
Investments in Securities, at Value
Short-Term Instruments
Government Agency Repurchase Agreements	$0	$359	$0	$359
Treasury Repurchase Agreements	0	33,700	0	33,700

Total Investments	$0	$34,059	$0	$34,059

There were no significant transfers between Levels 1, 2, or 3 during the period ended December 31, 2015.

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Notes to Financial Statements

December 31, 2015

1. ORGANIZATION

The PIMCO Money Market Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers two classes of shares: Institutional and Administrative. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations.

(b) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Portfolio’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(c) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed (overdistributed) net realized gains (losses) and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(d) New Accounting Pronouncements  In June 2014, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2014-11, that expanded secured borrowing accounting for certain repurchase agreements. The ASU also sets forth additional disclosure requirements for certain transactions accounted for as sales in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. The ASU became effective prospectively for annual periods beginning after December 15, 2014, and interim periods beginning after March 15, 2015. The Portfolio has adopted the ASU. The financial statements have been modified to provide enhanced disclosures surrounding secured borrowing transactions, if any. See the Notes to Schedule of Investments for additional details.

ANNUAL REPORT	DECEMBER 31, 2015	15

Notes to Financial Statements (Cont.)

In August 2014, the FASB issued ASU 2014-15 requiring management to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the entity’s ability to continue as a going concern. The ASU is effective prospectively for annual periods ending after December 15, 2016, and interim periods thereafter. At this time, management is evaluating the implications of these changes on the financial statements.

In May 2015, the FASB issued ASU 2015-07 which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the NAV per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of the Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets attributable to the Portfolio or class, less any liabilities, by the total number of shares outstanding of the Portfolio or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Portfolio reserves the right to change the time its NAV is calculated if the Portfolio closes earlier, or as permitted by the SEC.

The Portfolio’s securities are valued using the amortized cost method of valuation, which involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1 — Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers in and out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs

16	PIMCO VARIABLE INSURANCE TRUST

December 31, 2015

used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

The Portfolio’s securities are valued using the amortized cost method of valuation, which involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. These investments are categorized as Level 2 of the fair value hierarchy.

The validity of the fair value is reviewed by the Adviser on a periodic basis and may be amended in accordance with the Trust’s valuation procedures.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Securities

Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for receipt of collateral, which may result in interest expense to the Portfolio.

5. PRINCIPAL RISKS

In the normal course of business, the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in financial derivative instruments and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Portfolio may lose money if these changes are not anticipated by the Portfolio’s management. The Portfolio may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Duration is a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. Convexity is an additional measure of interest rate sensitivity that measures the rate of change of duration in response to changes in interest rates. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). At present, the U.S. is experiencing historically low interest rates. The Portfolio may be subject to heightened interest rate risk because the Fed has ended its quantitative easing program and has begun, and may continue, to raise interest rates. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause the Portfolio to lose value. If the Portfolio lost enough value, the Portfolio could face increased redemptions by shareholders, which could further impair its performance.

The Portfolio may invest in foreign (non-U.S.) securities and may experience more rapid and extreme changes in value than a portfolio that invests exclusively in securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect the Portfolio’s investments in a foreign country. In the event of nationalization, expropriation or other confiscation, the Portfolio could lose its entire investment in foreign securities. Adverse conditions in a certain region can adversely affect securities of other countries whose economies appear to be unrelated. To the extent that the Portfolio invests a significant portion of its assets in a specific geographic region, the Portfolio will generally have more exposure to regional economic risks associated with foreign investments.

ANNUAL REPORT	DECEMBER 31, 2015	17

Notes to Financial Statements (Cont.)

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges, where applicable. For financial derivative instruments traded on exchanges or clearinghouses, the primary credit risk is the creditworthiness of the Portfolio’s clearing broker or the exchange or clearinghouse itself. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivative instruments contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities and financial derivative instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. PIMCO, as the Adviser, minimizes counterparty risks to the Portfolio through a number of ways. Prior to entering into transactions with a new counterparty, the PIMCO Counterparty Risk Committee conducts an extensive credit review of such counterparty and must approve the use of such counterparty. Furthermore, pursuant to the terms of the underlying contract, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold, such counterparty shall advance collateral to the Portfolio in the form of cash or securities equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

6. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.12%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.20%.

(c) Portfolio Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class.

To maintain certain net yields for the Portfolio, PIMCO and the Trust’s Distributor have entered into a fee and expense limitation agreement with the Portfolio (the “Agreement”) pursuant to which PIMCO or the Distributor may temporarily and voluntarily waive, reduce or reimburse all or any portion of the Portfolio’s Supervisory and Administrative Fee, any service fees applicable to a class of the Portfolio, or to the extent necessary, the Portfolio’s Investment Advisory Fee, each waiver, reduction or reimbursement in an amount and for a period of time as determined by PIMCO or the Distributor.

18	PIMCO VARIABLE INSURANCE TRUST

December 31, 2015

In any month in which the Investment Advisory Contract or Supervision and Administration Agreement is in effect, PIMCO may recoup from the Portfolio any portion of the Supervisory and Administrative Fee or Investment Advisory Fee waived, reduced or reimbursed pursuant to the Agreement (the “Reimbursement Amount”) during the previous 36 months, provided that such amount paid to PIMCO will not: 1) together with any recoupment of organizational expenses and pro rata trustee fees pursuant to the Expense Limitation Agreement between PIMCO and the Trust, exceed 0.0049% of the class of the Portfolio’s average net assets; 2) exceed the total Reimbursement Amount; 3) include any amounts previously reimbursed to PIMCO; or 4) cause any class of the Portfolio to maintain a negative yield. The Reimbursement Amount will be reimbursed in the same order that fees were waived as described above, except the Portfolio will not reimburse PIMCO or its affiliates for any portion of the service fees waived, reduced or reimbursed pursuant to the Agreement. There is no guarantee that the Portfolio will maintain a positive net yield. As of December 31, 2015, the recoverable amount to PIMCO was $257,021.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $35,000, plus $3,600 for each Board meeting attended in person, $750 for each committee meeting attended and $750 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $5,000, the valuation oversight committee lead receives an additional annual retainer of $3,250 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads) and the governance committee chair receives an additional annual retainer of $1,500.

These expenses are allocated on a pro rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio, which does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

7. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 6 and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

8. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

9. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2015		Year Ended 12/31/2014
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	15,842	$15,842	2,055	$2,055
Administrative Class	10,907	10,907	5,001	5,001
Issued as reinvestment of distributions
Institutional Class	4	4	1	1
Administrative Class	4	4	2	2
Cost of shares redeemed
Institutional Class	(13,330)	(13,330)	(2,782)	(2,782)
Administrative Class	(14,976)	(14,976)	(12,342)	(12,342)
Net increase (decrease) resulting from Portfolio share transactions	(1,549)	$(1,549)	(8,065)	$(8,065)

As of December 31, 2015, three shareholders each owned 10% or more of the Portfolio’s total outstanding shares comprising 73% of the Portfolio.

ANNUAL REPORT	DECEMBER 31, 2015	19

Notes to Financial Statements (Cont.)

10. REGULATORY AND LITIGATION MATTERS

The Portfolio is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

PIMCO has received a Wells Notice from the staff of the U.S. Securities and Exchange Commission (“SEC”) that relates to the PIMCO Total Return Active Exchange-Traded Fund (“BOND”), a series of PIMCO ETF Trust. The notice indicates the staff’s preliminary determination to recommend that the SEC commence a civil action against PIMCO stemming from a non-public investigation relating to BOND. A Wells Notice is neither a formal allegation of wrongdoing nor a finding that any law was violated.

This matter principally pertains to the valuation of smaller sized positions in non-agency mortgage-backed securities purchased by BOND between its inception on February 29, 2012 and June 30, 2012, BOND’s performance disclosures for that period, and PIMCO’s compliance policies and procedures related to these matters.

The Wells process provides PIMCO with the opportunity to demonstrate to the SEC staff why it believes its conduct was appropriate, in keeping with industry standards, and that no action should be taken. PIMCO believes that this matter is unlikely to have a material adverse effect on any Portfolio or on PIMCO’s ability to provide investment management services to any Portfolio.

The foregoing speaks only as of the date of this report.

11. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and

distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2015, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2012-2014, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of December 31, 2015, the components of distributable taxable earnings are as follows (amounts in thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Qualified Late-Year Loss Deferral— Capital (4)	Qualified Late-Year Loss Deferral— Ordinary (5)
PIMCO Money Market Portfolio	$—	$—	$—	$—	$—	$—	$—

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts.

(2)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals and distributions payable at fiscal year-end.

(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2015 through December 31, 2015 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
(5)	Specified losses realized during the period November 1, 2015 through December 31, 2015, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

As of December 31, 2015, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (6)
PIMCO Money Market Portfolio	$34,060	$—	$—	$—

(6)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals.

20	PIMCO VARIABLE INSURANCE TRUST

December 31, 2015

For the years ended December 31, 2015 and December 31, 2014, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

	Fiscal Year Ended	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)
PIMCO Money Market Portfolio	12/31/2015	$8	$—	$—
	12/31/2014	$3	$—	$—

(7)	Includes short-term capital gains, if any, distributed.
(8)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

ANNUAL REPORT	DECEMBER 31, 2015	21

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and Shareholders of PIMCO Money Market Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of PIMCO Money Market Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 18, 2016

22	PIMCO VARIABLE INSURANCE TRUST

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOS	Banc of America Securities LLC	FOB	Credit Suisse Securities (USA) LLC	SSB	State Street Bank and Trust Co.
BPG	BNP Paribas Securities Corp.	RDR	RBC Dain Rausher, Inc.	TDM	TD Securities (USA) LLC
FAR	Wells Fargo Bank National Association

Currency Abbreviations:
USD (or $)	United States Dollar

ANNUAL REPORT	DECEMBER 31, 2015	23

Management of the Trust

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Portfolio’s website at pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees*

Brent R. Harris (1959) Chairman of the Board and Trustee	08/1997 to present	Managing Director, PIMCO. Formerly, member of Executive Committee, PIMCO.	168	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute.

Douglas M. Hodge (1957) Trustee	02/2010 to present	Managing Director, Chief Executive Officer, PIMCO (since 2/14); Chief Operating Officer, PIMCO (7/09 - 2/14); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	146	Trustee, PIMCO Funds; Trustee, PIMCO ETF Trust.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company; Formerly, Executive Advisor, Toyota Financial Services; CEO, Toyota Financial Services.	146	Trustee, PIMCO Funds; Trustee, PIMCO ETF Trust.

E. Philip Cannon (1940) Trustee	05/2000 to present	Private Investor. Formerly, President, Houston Zoo.	168	Trustee, PIMCO Funds; Trustee, PIMCO ETF; Trustee, PIMCO Equity Series; and Trustee, PIMCO Equity Series VIT. Formerly, Trustee, Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments).	168	Trustee, PIMCO Funds; Trustee, PIMCO ETF Trust; Trustee, PIMCO Equity Series; and Trustee, PIMCO Equity Series VIT. Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group).	146	Trustee, PIMCO Funds; Trustee, PIMCO ETF Trust.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	168	Trustee, PIMCO Funds; Trustee, PIMCO ETF; Trustee, PIMCO Equity Series; and Trustee, PIMCO Equity Series VIT.

Ronald C. Parker (1951) Trustee	07/2009 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products).	168	Trustee, PIMCO Funds; Trustee, PIMCO ETF Trust; Trustee, PIMCO Equity Series; and Trustee, PIMCO Equity Series VIT.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.

** Trustees serve until their successors are duly elected and qualified.

24	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*

Peter G. Strelow (1970) President	01/2015 to present Senior Vice President 11/2013 to 01/2015 Vice President 05/2008 to 11/2013	Managing Director, PIMCO. President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

David C. Flattum (1964) Chief Legal Officer	11/2006 to present	Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to present	Managing Director and Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Brent R. Harris (1959) Senior Vice President	01/2015 to present President 03/2009 to 01/2015	Managing Director and current member of Executive Committee, PIMCO. Senior Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to present	Managing Director, Chief Executive Officer, PIMCO (since 2/14); Chief Operating Officer, PIMCO (7/09 - 2/14); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management. Senior Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Kevin M. Broadwater (1964) Vice President - Senior Counsel	05/2012 to present	Executive Vice President and Deputy General Counsel, PIMCO. Vice President - Senior Counsel, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Joshua D. Ratner (1976)** Vice President - Senior Counsel, Secretary	11/2013 to present Assistant Secretary 10/2007 to 01/2011	Executive Vice President and Senior Counsel, PIMCO. Chief Legal Officer, PIMCO Investments LLC. Vice President - Senior Counsel, Secretary, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Secretary and Chief Legal Officer, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Stacie D. Anctil (1969) Vice President	05/2015 to present Assistant Treasurer 11/2003 to 05/2015	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

William G. Galipeau (1974) Vice President	11/2013 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Treasurer, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds. Formerly, Vice President, Fidelity Investments.

Eric D. Johnson (1970)** Vice President	05/2011 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

Henrik P. Larsen (1970) Vice President	02/1999 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Greggory S. Wolf (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Trent W. Walker (1974) Treasurer	11/2013 to present Assistant Treasurer 05/2007 to 11/2013	Executive Vice President, PIMCO. Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Assistant Treasurer, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

Jason J. Nagler (1982)** Assistant Treasurer	05/2015 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds. Formerly, Head of Mutual Fund Reporting, GMO and Assistant Treasurer, GMO Trust and GMO Series Trust Funds.

* The term “PIMCO Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit Income Fund, PIMCO Dynamic Income Fund, PIMCO Global StocksPLUS & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.

** The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

ANNUAL REPORT	DECEMBER 31, 2015	25

Privacy Policy1

(Unaudited)

The Trust2 considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ non-public personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on applicable websites.

Respecting Your Privacy

As a matter of policy, the Trust does not disclose any non-public personal information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust or its affiliates may also retain non-affiliated companies to market the Trust’s shares or products which use the Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Trust reserves the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any fund advised by PIMCO in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Trust may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

Information Collected from Websites

Websites maintained by the Trust or its service providers may use a variety of technologies to collect information that help the Trust and its service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. In addition, the Trust or its Service Affiliates may use third parties to place advertisements for the Trust on other websites, including banner advertisements. Such third parties may collect anonymous information through the use of cookies or action tags (such as web beacons). The information these third parties collect is generally limited to technical and web navigation information, such as your IP address, web pages visited and browser type, and does not include personally identifiable information such as name, address, phone number or email address.

You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly.

Changes to the Privacy Policy

From time to time, the Trust may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Effective as of September 5, 2014.

2 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined policy may be written in the first person (i.e., by using “we” instead of “the Trust”).

26	PIMCO VARIABLE INSURANCE TRUST

Approval of Investment Advisory Contract and Other Agreements

(Unaudited)

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement and Amended and Restated Asset Allocation Sub-Advisory Agreement

At a meeting held on August 10-11, 2015, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved the Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) between the Trust, on behalf of each of the Trust’s series (the “Portfolios”), and Pacific Investment Management Company LLC (“PIMCO”) for an additional one-year term through August 31, 2016. The Board also considered and unanimously approved for an additional one-year term through August 31, 2016, the Supervision and Administration Agreement (together with the Investment Advisory Contract, the “Agreements”) between the Trust, on behalf of the Portfolios, and PIMCO. In addition, the Board considered and unanimously approved the renewal of the Amended and Restated Asset Allocation Sub-Advisory Agreement (the “Asset Allocation Agreement”) between PIMCO, on behalf of PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, and Research Affiliates, LLC (“Research Affiliates”) for an additional one-year term through August 31, 2016.

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of the past year, the Trustees received a wide variety of materials relating to the services provided by PIMCO and Research Affiliates to the Trust. At each of its quarterly meetings, the Board reviewed the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including shareholder services, valuation and custody, the Portfolios’ compliance program and other information relating to the nature, extent and quality of services provided by PIMCO and Research Affiliates to the Trust. In considering whether to approve the renewal of the Agreements and the Asset Allocation Agreement, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial information for PIMCO and, where relevant, Research Affiliates, information regarding the profitability to PIMCO of its relationship with the Portfolios, information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Portfolios, and information about the fees charged and services provided to other clients with similar investment mandates as the Portfolios (where applicable). In addition, the Board reviewed materials provided by counsel to the Trust and the Independent Trustees, which included, among other things, memoranda outlining legal duties of the Board in considering the continuation of the Agreements and the Asset Allocation Agreement.

(b) Review Process:  In connection with the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed written materials prepared by PIMCO and, where applicable, Research Affiliates in response to requests from counsel to the Trust and the Independent Trustees. The Board requested and received assistance and advice regarding applicable legal standards from counsel to the Trust and the Independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board heard oral presentations on matters related to the Agreements and the Asset Allocation Agreement and met both as a full Board and in a separate session of the Independent Trustees, without management present, at the August 10-11, 2015 meeting. The Independent Trustees also conducted a telephonic meeting with counsel to the Trust and the Independent Trustees on July 30, 2015 and executive sessions on August 10, 2015 to discuss the materials presented. In addition, the Independent Trustees requested and received from PIMCO additional information including, but not limited to, information related to profitability and comparative performance information.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and the Asset Allocation Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in assets under management. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to

ANNUAL REPORT	DECEMBER 31, 2015	27

Approval of Investment Advisory Contract and Other Agreements (Cont.)

investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to reasonably assure compliance with applicable laws and regulations and its commitment to these programs, its oversight of matters that may involve conflicts of interest between the Portfolios’ investments and those of other accounts managed by PIMCO, and its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has enhanced PIMCO’s service to the Funds and has allowed PIMCO to introduce innovative new funds over time. In addition, the Board considered the nature and quality of services provided by PIMCO to the wholly-owned subsidiaries of applicable Portfolios.

The Trustees considered information they had received about the steps that PIMCO has taken in recent years with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the counterparty risk committee, which oversees counterparty risk on a firm-wide basis, continually evaluating requests to add or remove approved counterparties as market needs and conditions warrant. The Trustees also considered that, over the last several years, PIMCO has continued to strengthen the process it uses to assess the financial stability of counterparties with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that, consistent with its fiduciary duty, PIMCO executes transactions through a competitive best execution process and uses only those counterparties that meet its stringent and monitored criteria. The Trustees considered that PIMCO’s collateral management team utilizes a counterparty risk system to analyze portfolio level exposure and collateral being exchanged with counterparties.

In addition, the Trustees considered new services and service enhancements that PIMCO has implemented since the Board renewed the Agreements in 2014, including, but not limited to: conducting a targeted review of quality and efficiency in the valuation process; expanding the analytical review of shareholder reports by State Street Bank and Trust Company, the Portfolios’ custodian; developing a process for monthly forecasts of taxable and book income to enhance portfolio management of investment income; continuing the expansion of a proprietary performance reconciliation tool, which includes next-day comparison of daily internal performance to custodian bank performance to identify potential errors and guardrail net asset value calculations; developing and implementing the Global Process Monitor application, which includes real-time tracking and escalation protocols for critical activities; and implementing monthly cash flow reporting processes to support client and media demands for information about investor flows and assets under management data. The Trustees also considered the recent outflows from the Portfolios. The Trustees further considered whether the decline in the Portfolios’ assets and the reduction in PIMCO’s total assets under management materially impacted the service quality or resources available to the Portfolios. The Trustees concluded that there has been no adverse impact to service quality or resources available to the Portfolios.

Similarly, the Board considered the asset allocation services provided by Research Affiliates to the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio. The Board noted that the PIMCO All Asset All Authority Portfolio recently commenced operations. The Board also considered the depth and quality of Research Affiliates’ investment management and research capabilities, the experience and capabilities of its portfolio management personnel and, in particular, the experience and capabilities of Robert Arnott, Research Affiliates’ principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by Research Affiliates under the Asset Allocation Agreement are likely to benefit the Portfolios and their respective shareholders (as applicable).

(b) Other Services:  The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust pursuant to the Administration Agreement.

The Board considered the terms of the Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services provided pursuant to that agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of these services and its supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives available in the market.

28	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited, and will likely continue to benefit, the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board received and examined information from PIMCO concerning the Portfolios’ performance, as available, over short- and long-term periods ended May 31, 2015 and other performance data, as available, over short- and long-term periods ended June 30, 2015 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ performance, as available, over short- and long-term periods ended May 31, 2015 (the “Lipper Report”).

The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 10-11, 2015 meeting. The Trustees noted that a majority of the Portfolios outperformed their respective Lipper medians over the three-year and longer periods ended May 31, 2015.

The Board also noted that, as of May 31, 2015, the Administrative Class of 44%, 79% and 92% of the Portfolios outperformed its Lipper category median on a net-of-fees basis over the three-year, five-year and ten-year periods, respectively. The Trustees considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of investments and that differences in performance among classes could principally be attributed to differences in the supervisory and administrative fees and distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups and that the Lipper categories do not: separate funds based upon maturity or duration; account for the applicable Portfolios’ hedging strategies; distinguish between enhanced index and actively managed equity strategies; include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” Lipper category to which they do not properly belong); or account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may not be particularly relevant to the consideration of Portfolio performance.

The Board noted that 63% or more of the assets of the Trust had outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods ending May 31, 2015 (based on the performance of the Administrative Class). The Board also noted that 8 of 14 Portfolios, representing 69% of the total assets of the Trust, had outperformed their respective benchmark indexes on a net-of-fees basis over the five-year period ending May 31, 2015. The Board also noted that, while the Lipper universe comparisons provide a valuable performance comparison reference, there are certain Portfolios that do not fit neatly into their respective Lipper classifications. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward. The Board also considered that the Trust’s assets were over $20 billion as of December 31, 2014.

The Board considered PIMCO’s discussion of the intensive nature of managing bond funds, noting that it requires the management of a number of factors, including: varying maturities; prepayments; collateral management; counterparty management; pay-downs; credit events; workouts; derivatives; net new issuance in the bond market; and decreased market maker inventory levels. The Board noted that in addition to managing these factors, PIMCO must also balance risk controls and strategic positions in each portfolio it manages, including the Portfolios. Despite these challenges, the Board noted that PIMCO has generated “alpha” (i.e., non-market correlated excess performance) for its clients over time, including the Trust.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price funds to scale at the outset with reference to the total expense ratios of the respective Lipper median (if available), while providing a premium for innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also considered that PIMCO reviews the Portfolios’ fee levels and carefully considers reductions where appropriate. Further, the Board noted that PIMCO believes that the growth in the Trust’s assets under management over the long-term and long-term positive net flows are important indicators of proper and effective pricing.

ANNUAL REPORT	DECEMBER 31, 2015	29

Approval of Investment Advisory Contract and Other Agreements (Cont.)

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. The Board also reviewed information relating to the sub-advisory fees paid to Research Affiliates with respect to applicable Portfolios, taking into account that PIMCO compensates Research Affiliates from the advisory fees paid by such Portfolios to PIMCO. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in a “Peer Group” of comparable funds, as well as the universe of other similar funds. The Board noted that a number of Portfolios have total expense ratios that fall below the average and median expense ratios in their Peer Group and Lipper universe. In addition, the Board noted the fee waivers in place with respect to the fees that might result from investments by applicable Portfolios in their respective wholly-owned subsidiaries.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts and as sub-adviser to other investment companies with a similar investment strategy, including differences in advisory services provided. The Board noted that advisory fees for most Portfolios were similar to the fee rates charged to separate account strategies with the same investment strategies as the Portfolios. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including differences in the advisory and other services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees.

Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third-party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Portfolios. The Trustees also took into account that there are various reasons for any such difference in fees, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial risk and regulatory requirements, differing legal liabilities on a contract-by-contract basis and different servicing requirements when it does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations as compared to when PIMCO serves as investment adviser and sponsor.

The Board considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board also considered that as the Portfolios’ business has become increasingly complex, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. In addition, the Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee and, in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board further considered that many other funds pay for these services separately, and thus it is difficult to directly compare the Trust’s unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board also considered that the unified supervisory and administrative fee leads to Portfolio fees that are fixed, rather than variable. The Board noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease. The Board also considered that the Portfolios’ unified fee structure meant that fees were not impacted by recent outflows in certain Portfolios, unlike funds without a unified fee structure, which may see increased expense ratios when fixed costs are passed through to a smaller asset base. The Board further noted that, with few exceptions, PIMCO has generally maintained Portfolio fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall Portfolio fees, which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed with PIMCO those Portfolios and/or classes of Portfolios that had above median total expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few peers (if any), and cannot easily be grouped with comparable funds. Upon comparing the Portfolios’ total expenses to other funds in the “Peer Groups” provided by Lipper, the Board found total expenses of each Portfolio to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying funds in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying funds. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

30	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

Based on the information presented by PIMCO, Research Affiliates and Lipper, members of the Board determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of each Portfolio, are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were lower than in the previous year due to the impact of the Portfolios’ overall outflows. To the extent applicable, the Board also reviewed information regarding the portion of a Portfolio’s advisory fee retained by PIMCO, following the payment of sub-advisory fees to Research Affiliates, with respect to the Portfolio. Additionally, the Board noted that profit margins with respect to the Portfolios were within the ranges, although above the median, of publicly held investment management companies reported by Lipper and Strategic Insight (an independent provider of fund industry research). The Board noted that the PIMCO’s profit margin with respect to the Trust shows that the Trust is profitable, although less so than PIMCO Funds due to payments made by PIMCO to participating insurance companies. The Board also noted that it had received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, cyber security, information security, shareholder privacy, business continuity planning, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board noted that PIMCO shares the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including through the pricing of Portfolios to scale from inception and the enhancement of services provided to the Portfolios in return for fees paid. The Board reviewed the history of the Portfolios’ fee structure. The Board considered that the Portfolios’ unified fee rates had been set competitively and/or priced to scale from inception, had been held steady at that scaled competitive rate for most Portfolios as assets grew, or as assets declined in the case of some Portfolios, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing Portfolio shareholders of the fees associated with the Portfolios, and that the Portfolios bear certain expenses that are not covered by the advisory fee or the unified fee.

The Trustees considered that the unified fee has provided inherent economies of scale because a Portfolio maintains competitive fixed unified fees even if the particular Portfolio’s assets decline and/or operating costs rise. The Trustees further considered that, in contrast, breakpoints are a proxy for charging higher fees on lower asset levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also considered that, unlike the Portfolios’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees also considered that the unified fee protects shareholders from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those referenced above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Portfolios’ cost structures were reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and each of the Portfolios, to the benefit of their respective shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their respective shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Portfolios’ Rule 12b-1 plans or otherwise. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on their review, including their consideration of each of the factors summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and Research Affiliates favored the renewal of the Agreements and the Asset Allocation Agreement. The Independent Trustees and the Board as a whole concluded that the Agreements and the Asset Allocation Agreement continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements and the fees paid to Research Affiliates by PIMCO under the Asset Allocation Agreement, and that the renewal of the Agreements and the Asset Allocation Agreement was in the best interests of the Portfolios and their shareholders.

ANNUAL REPORT	DECEMBER 31, 2015	31

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT15AR_123115

PIMCO Variable Insurance Trust

Annual Report

December 31, 2015

PIMCO Real Return Portfolio

Share Classes

■	Institutional
■	Administrative
■	Advisor

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

Please find enclosed the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2015. The following pages contain specific details about the Portfolio’s investment performance and a discussion of the factors that most affected performance over the reporting period.

Heightened market volatility throughout the reporting period was sparked by a mix of investor concerns including geopolitical developments, monetary policy and the potential for slowing global economic growth, which generally contributed to dampened investor sentiment. In particular, increasing concern over the outlook for Chinese growth sent commodity prices and inflation expectations lower, while also negatively impacting prices of emerging market (“EM”) debt and equities. In addition, the Chinese equity market began a strong decline in June 2015, which prompted the Chinese government to prop-up equity share prices and devalue the Chinese yuan. Volatility in Chinese equity markets continued into January 2016 on renewed concern over slowing Chinese economic growth. Furthermore, rising tension in the Middle East and the continued debt crisis in Greece also contributed to investor unease throughout the reporting period.

Economic data in the U.S. continued to confirm a healthy economy, particularly labor market indicators such as employment and wages. Still, signs of caution remained, particularly as U.S. consumers appeared to be more selective in their spending and chose to save rather than spend their windfall from lower gas prices. Additionally, consumer sentiment and certain housing indicators softened towards the end of the reporting period, and December 2015 U.S. manufacturing data indicated the fastest contraction in six years. Within the Eurozone, volatility increased despite gradual improvement in the underlying economies. Eurozone economic data also showed generally positive signs of an early recovery but were tempered slightly by sluggish inflation.

The theme of divergent global central bank monetary policy continued throughout the reporting period. The European Central Bank (“ECB”) expressed its commitment to increase quantitative easing (or large-scale asset purchases), along with the Bank of Japan and the People’s Bank of China who also indicated their intent to accelerate such measures. The Federal Reserve (“Fed”), on the other hand, moved on December 16 to raise the Federal Funds Rate by 0.25% to a new range of 0.25% - 0.50%, marking its first rate hike in nine years. However, the Fed noted that future increases in its target rate would be “gradual” and in-line with their previous projections, which helped to ease investor concerns. Outside of the reporting period on January 27, the Fed opted to leave the Federal Funds Rate unchanged, noting their intent to closely monitor how the global economy and markets influence the U.S. economic outlook.

Highlights of the financial markets during the twelve-month fiscal reporting period include:

■

U.S. Treasuries, as represented by the Barclays U.S. Treasury Index, returned 0.84% for the reporting period as yields generally rose slightly across the Treasury yield curve. The benchmark ten-year U.S. Treasury note yielded 2.27% at the end of the reporting period, up from 2.17% on December 31, 2014. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 0.55% for the reporting period.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Barclays U.S. TIPS Index, declined 1.44% over the reporting period. U.S. TIPS were pressured over the year as breakeven inflation levels, a proxy for inflation expectations, declined in-line with commodity markets. Global inflation-linked bonds (“ILBs”) were also down overall during the reporting period, as the slide in energy and other commodities impacted inflation expectations globally. Despite this headwind, European ILBs fared better than other developed countries and posted marginal gains in local currencies as real yields benefited from the ECB’s quantitative easing support.

■

Prices on broad commodities were down over the reporting period, led lower primarily by energy and industrial metal prices. Crude oil prices faced increasing pressure from a persisting inventory glut and production growth, especially from the Organization of the Petroleum Exporting Countries (“OPEC”). Towards the end of the

2	PIMCO VARIABLE INSURANCE TRUST

reporting period, seasonally warm weather put further pressure on oil prices, which ended the year considerably lower. Diversified commodities, as represented by the Bloomberg Commodity Index Total Return, declined 24.66% over the reporting period.

■

Agency mortgage-backed securities (“MBS”), as represented by the Barclays U.S. MBS Fixed Rate Index, returned 1.51% over the reporting period. Non-Agency MBS prices were mixed amid weakness in the broader credit markets, although underlying collateral performance has generally been in-line with investor expectations and continues to gradually improve over the long-term.

■

U.S. investment grade credit, as represented by the Barclays U.S. Credit Index, declined 0.77% over the reporting period. Investment grade credit valuations cheapened as a record $1.15 trillion of new issuance came to market and commodity prices continued to fall given worries over slowing Chinese growth. Developed market global high yield bonds, as measured by the BofA Merrill Lynch Developed Markets High Yield Constrained Index, declined 3.05% over the reporting period. Weakness in the commodity-oriented sectors including energy and metals & mining, weighed on returns as oil and other commodity prices fell. Overall, global high yield spreads and yields rose throughout the reporting period and ended higher.

■

EM external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 1.23% over the reporting period. EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), declined 14.92% over the reporting period. Idiosyncratic forces remained a dominant theme. China, for example, continued to expand its accommodative measures as both growth and inflation showed signs of further moderation. In addition, the Russian ruble continued its recovery from 2014 weakness before stumbling toward the end of the reporting period on oil price weakness.

■

Equity markets showed mixed performance globally amid a period marked by economic uncertainty, increased volatility and divergent central bank monetary policy. U.S. equities, as represented by the S&P 500 Index, returned 1.38% (on a total return basis) and developed market equities outside the U.S., as represented by the MSCI EAFE Net Dividend Index (USD Unhedged), declined 0.81% over the reporting period. However, ultra-easy monetary policy in Europe and Japan benefited European and Japanese equity markets, which generally posted positive returns. However, EM equities, as represented by the MSCI Emerging Markets Index (Net Dividends in USD), declined 14.92% over the same period, due to headwinds from a stronger U.S. dollar, falling commodity prices, concerns over slower Chinese economic growth and declining Chinese equities.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your broad investment needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Variable Insurance Trust February 18, 2016

ANNUAL REPORT	DECEMBER 31, 2015	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of nineteen separate investment portfolios, including the PIMCO Real Return Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by the Portfolio are likely to decrease in value. A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and significant, and there is no guarantee that Fund management will anticipate such movement accurately.

As of the date of this report, interest rates in the U.S. are near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program and has begun, and may continue, to raise interest rates. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Portfolio’s performance or cause the Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus. Some of these risks may include, but are not limited to, the following: interest rate risk, call risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, emerging markets risk, sovereign debt risk, currency risk, leveraging risk, management risk and short sale risk. A complete description of these and other risks is contained in the Portfolio’s prospectus.

The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, leverage risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on the Portfolio. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in an asset, instrument or component of the index underlying a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility for the Portfolio. The Portfolio may engage in such transactions regardless of whether the Portfolio owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if the Portfolio invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign (non-U.S.) issuer.

High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in such markets. Thus, high yield investments increase the chance that the Portfolio will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage- and Asset-Backed Securities represent ownership interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, Mortgage- and Asset-Backed Securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on Mortgage- and Asset-Backed Securities depend on the ability of the underlying assets to generate cash flow.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

4	PIMCO VARIABLE INSURANCE TRUST

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart reflects only Administrative Class performance. Performance for Institutional Class, Class M and Advisor Class shares, if applicable, may be higher or lower based on each class’s expense ratios. The Portfolio’s total annual operating expense ratios on the Portfolio Summary page are as of the currently effective prospectus, as supplemented to date. The Portfolio measures its performance against a broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

The following table discloses the inception dates of the Portfolio and its respective share classes along with the Portfolio’s diversification status as of period end:

Portfolio Name	Portfolio Inception	Institutional Class	Class M	Administrative Class	Advisor Class	Diversification Status

PIMCO Real Return Portfolio	09/30/99	04/10/00	—	09/30/99	02/28/06	Diversified

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolio. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Portfolio creates a contract between or among any shareholder of the Portfolio, on the one hand, and the Trust, the Portfolio, a service provider to the Trust or the Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and is available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

ANNUAL REPORT	DECEMBER 31, 2015	5

PIMCO Real Return Portfolio

Cumulative Returns Through December 31, 2015

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown†

U.S. Treasury Obligations	76.7%
Corporate Bonds & Notes	8.4%
Sovereign Issues	6.9%
Non-Agency Mortgage-Backed Securities	2.9%
Short-Term Instruments‡	2.2%
Other	2.9%
†	% of Investments, at value as of 12/31/15. Financial derivative instruments , if any, are excluded.

‡	Includes Central Funds used for Cash Management Purposes

Average Annual Total Return for the period ended December 31, 2015
	1 Year	5 Years	10 Years	Inception*
PIMCO Real Return Portfolio Institutional Class	(2.56)%	2.19%	4.05%	6.12%
PIMCO Real Return Portfolio Administrative Class	(2.70)%	2.03%	3.90%	6.09%
PIMCO Real Return Portfolio Advisor Class	(2.80)%	1.93%	—	3.80%
Barclays U.S. TIPS Index±	(1.44)%	2.55%	3.93%	5.88%	**

All Portfolio returns are net of fees and expenses.

* For class inception dates please refer to the Important Information.

** Average annual total return since 09/30/1999.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.55% for Institutional Class shares, 0.70% for Administrative Class shares, and 0.80% for Advisor Class shares.

± Barclays U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation-Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding. It is not possible to invest in an unmanaged index.

Investment Objective and Strategy Overview

»

The PIMCO Real Return Portfolio seeks maximum real return, consistent with preservation of real capital and prudent investment management, by investing under normal circumstances at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities and corporations, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. Assets not invested in inflation-indexed bonds may be invested in other types of Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private- sector entities. Inflation-indexed bonds are fixed income securities that are structured to provide protection against inflation.

Portfolio Insights

»	Exposure to Italian inflation-linked bonds (“ILBs”) benefited relative performance, as Italian ILBs posted positive returns over the reporting period.

»	Short exposure to the euro benefited relative performance, as this currency weakened relative to the U.S. dollar over the reporting period.

»	Exposure to U.S. Treasury Inflation-Protected Securities (“TIPS”) detracted from absolute performance, as U.S. TIPS posted negative returns over the reporting period.

»	Exposure to Brazilian nominal interest rates detracted from relative performance, as interest rates in Brazil rose over the reporting period.

»	Exposure to Mexican ILBs detracted from relative performance, as real interest rates in Mexico rose over the reporting period.

6	PIMCO VARIABLE INSURANCE TRUST

Expense Example PIMCO Real Return Portfolio

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held from July 1, 2015 to December 31, 2015 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (07/01/15)	Ending Account Value (12/31/15)	Expenses Paid During Period*	Beginning Account Value (07/01/15)	Ending Account Value (12/31/15)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$973.20	$3.29	$1,000.00	$1,022.29	$3.37	0.65%
Administrative Class	1,000.00	972.50	4.04	1,000.00	1,021.52	4.14	0.80
Advisor Class	1,000.00	972.00	4.55	1,000.00	1,021.01	4.66	0.90

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 187/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers can be found in Note 8 in the Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2015	7

Financial Highlights PIMCO Real Return Portfolio

Selected Per Share Data for the Year Ended:	Net Asset Value Beginning of Year	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income (b)	Distributions from Net Realized Capital Gains (b)	Total Distributions

Institutional Class
12/31/2015	$12.81	$0.12	$(0.45)	$(0.33)	$(0.55)	$0.00	$(0.55)
12/31/2014	12.60	0.30	0.11	0.41	(0.20)	0.00	(0.20)
12/31/2013	14.25	0.10	(1.40)	(1.30)	(0.25)	(0.10)	(0.35)
12/31/2012	13.95	0.23	1.02	1.25	(0.18)	(0.77)	(0.95)
12/31/2011	13.14	0.30	1.24	1.54	(0.31)	(0.42)	(0.73)

Administrative Class
12/31/2015	12.81	0.09	(0.44)	(0.35)	(0.53)	0.00	(0.53)
12/31/2014	12.60	0.28	0.11	0.39	(0.18)	0.00	(0.18)
12/31/2013	14.25	0.08	(1.40)	(1.32)	(0.23)	(0.10)	(0.33)
12/31/2012	13.95	0.21	1.02	1.23	(0.16)	(0.77)	(0.93)
12/31/2011	13.14	0.28	1.24	1.52	(0.29)	(0.42)	(0.71)

Advisor Class
12/31/2015	12.81	0.09	(0.45)	(0.36)	(0.52)	0.00	(0.52)
12/31/2014	12.60	0.27	0.11	0.38	(0.17)	0.00	(0.17)
12/31/2013	14.25	0.08	(1.41)	(1.33)	(0.22)	(0.10)	(0.32)
12/31/2012	13.95	0.17	1.04	1.21	(0.14)	(0.77)	(0.91)
12/31/2011	13.14	0.24	1.27	1.51	(0.28)	(0.42)	(0.70)

(a)	Per share amounts based on average number of shares outstanding during the year.
(b)	Determined in accordance with federal income tax regulations, see Note 2(d) in the Notes to Financial Statements for more information.

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Net Asset Value End of Year	Total Return	Net Assets End of Year (000s)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets Excluding Interest Expense	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$11.93	(2.56)%	$168,482	0.63%	0.50%	0.91%	114%
12.81	3.25	161,389	0.55	0.50	2.27	96
12.60	(9.08)	138,123	0.55	0.50	0.76	34
14.25	8.92	152,670	0.55	0.50	1.61	46
13.95	11.83	128,674	0.50	0.50	2.17	381

11.93	(2.70)	2,037,284	0.78	0.65	0.71	114
12.81	3.09	2,393,913	0.70	0.65	2.19	96
12.60	(9.22)	2,754,082	0.70	0.65	0.61	34
14.25	8.75	3,626,656	0.70	0.65	1.47	46
13.95	11.66	2,976,467	0.65	0.65	2.02	381

11.93	(2.80)	513,250	0.88	0.75	0.67	114
12.81	2.99	481,759	0.80	0.75	2.06	96
12.60	(9.31)	461,586	0.80	0.75	0.57	34
14.25	8.64	418,629	0.80	0.75	1.17	46
13.95	11.56	504,229	0.75	0.75	1.74	381

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2015	9

Statement of Assets and Liabilities PIMCO Real Return Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2015

Assets:
Investments, at value
Investments in securities*	$3,667,531
Investments in Affiliates	36,839
Financial Derivative Instruments
Exchange-traded or centrally cleared	1,370
Over the counter	21,478
Cash	3,557
Deposits with counterparty	3,264
Foreign currency, at value	6,475
Receivable for investments sold	1,651,458
Receivable for investments sold on a delayed-delivery basis	63,745
Receivable for Portfolio shares sold	11,859
Interest receivable	17,673
Dividends receivable from Affiliates	17
Total Assets	5,485,266

Liabilities:
Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$2,601
Payable for sale-buyback transactions	2,695,466
Financial Derivative Instruments
Exchange-traded or centrally cleared	2,068
Over the counter	37,260
Payable for investments purchased	11,296
Payable for investments in Affiliates purchased	17
Payable for investments purchased on a delayed-delivery basis	422
Deposits from counterparty	11,040
Payable for Portfolio shares redeemed	4,000
Accrued investment advisory fees	633
Accrued supervisory and administrative fees	633
Accrued distribution fees	120
Accrued servicing fees	285
Other liabilities	409
Total Liabilities	2,766,250

Net Assets	$2,719,016

Net Assets Consist of:
Paid in capital	$3,021,860
(Overdistributed) net investment income	(197)
Accumulated undistributed net realized (loss)	(107,699)
Net unrealized (depreciation)	(194,948)
$2,719,016

Net Assets:
Institutional Class	$168,482
Administrative Class	2,037,284
Advisor Class	513,250

Shares Issued and Outstanding:
Institutional Class	14,123
Administrative Class	170,779
Advisor Class	43,023

Net Asset Value and Redemption Price Per Share Outstanding:
Institutional Class	$11.93
Administrative Class	11.93
Advisor Class	11.93

Cost of investments in securities	$3,844,348
Cost of investments in Affiliates	$36,982
Cost of foreign currency held	$6,583
Cost or premiums of financial derivative instruments, net	$(2,676)

* Includes repurchase agreements of:	$744

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Real Return Portfolio

(Amounts in thousands)	Year Ended December 31, 2015

Investment Income:
Interest, net of foreign taxes*	$43,577
Dividends from Investments in Affiliates	496
Total Income	44,073

Expenses:
Investment advisory fees	7,340
Supervisory and administrative fees	7,340
Servicing fees - Administrative Class	3,381
Distribution and/or servicing fees - Advisor Class	1,289
Trustee fees	59
Interest expense	3,728
Miscellaneous expense	1
Total Expenses	23,138

Net Investment Income	20,935

Net Realized Gain (Loss):
Investments in securities	(94,262)
Investments in Affiliates	235
Exchange-traded or centrally cleared financial derivative instruments	(60,941)
Over the counter financial derivative instruments	88,026
Foreign currency	(1,327)

Net Realized (Loss)	(68,269)

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	(40,613)
Investments in Affiliates	(142)
Exchange-traded or centrally cleared financial derivative instruments	24,862
Over the counter financial derivative instruments	(15,662)
Foreign currency assets and liabilities	1,422

Net Change in Unrealized (Depreciation)	(30,133)

Net (Decrease) in Net Assets Resulting from Operations	$(77,467)

* Foreign tax withholdings	$13

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2015	11

Statements of Changes in Net Assets PIMCO Real Return Portfolio

(Amounts in thousands)	Year Ended December 31, 2015	Year Ended December 31, 2014

(Decrease) in Net Assets from:

Operations:
Net investment income	$20,935	$70,725
Net realized gain (loss)	(68,269)	48,415
Net change in unrealized (depreciation)	(30,133)	(11,035)

Net Increase (Decrease) in Net Assets Resulting from Operations	(77,467)	108,105

Distributions to Shareholders:
From net investment income (a)
Institutional Class	(7,388)	(2,356)
Administrative Class	(87,630)	(37,161)
Advisor Class	(21,499)	(6,407)

Total Distributions	(116,517)	(45,924)

Portfolio Share Transactions:
Net (decrease) resulting from Portfolio share transactions**	(124,061)	(378,911)

Total (Decrease) in Net Assets	(318,045)	(316,730)

Net Assets:
Beginning of year	3,037,061	3,353,791
End of year*	$2,719,016	$3,037,061

* Including undistributed (overdistributed) net investment income of:	$(197)	$93,003

**	See Note 12 in the Notes to Financial Statements.
(a)	Determined in accordance with federal income tax regulations, see Note 2(d) in the Notes to Financial Statements for more information.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Cash Flows PIMCO Real Return Portfolio

(Amounts in thousands†)	Year Ended December 31, 2015

Cash Flows (Used for) Operating Activities:

Net (decrease) in net assets resulting from operations	$(77,467)

Adjustments to Reconcile Net (Decrease) in Net Assets from Operations to Net Cash (Used for) Operating Activities:
Purchases of long-term securities	(4,327,012)
Proceeds from sales of long-term securities	4,446,070
Proceeds from sales of short-term portfolio investments, net	819,770
(Increase) in deposits with counterparty	(716)
(Increase) in receivable for investments sold	(1,102,113)
Decrease in interest and dividends receivable	4,530
(Increase) in exchange-traded or centrally cleared financial derivative instruments	(36,055)
Decrease in over the counter financial derivative instruments	85,567
(Decrease) in payable for investments purchased	(320,970)
(Decrease) in deposits from counterparty	(7,204)
(Decrease) in accrued investment advisory fees	(38)
(Decrease) in accrued supervisory and administrative fees	(37)
Increase in accrued distribution fees	14
(Decrease) in accrued servicing fees	(32)
Payments on short sales transactions, net	(163,892)
Proceeds from foreign currency transactions	95
(Decrease) in other liabilities	(29)
Net Realized (Gain) Loss
Investments in securities	94,262
Investments in Affiliates	(235)
Exchange-traded or centrally cleared financial derivative instruments	60,941
Over the counter financial derivative instruments	(88,026)
Foreign currency	1,327
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	40,613
Investments in Affiliates	142
Exchange-traded or centrally cleared financial derivative instruments	(24,862)
Over the counter financial derivative instruments	15,662
Foreign currency assets and liabilities	(1,422)
Net amortization (accretion) on investments	15,131

Net Cash (Used for) Operating Activities	(565,986)

Cash Flows Received from Financing Activities:
Proceeds from shares sold	316,441
Payments on shares redeemed	(557,550)
Cash dividend paid*	0
Proceeds from reverse repurchase agreements	26,537
Payments on reverse repurchase agreements	(23,936)
Proceeds from sale-buyback transactions	21,877,281
Payments on sale-buyback transactions	(21,066,590)

Net Cash Received from Financing Activities	572,183

Net Increase in Cash and Foreign Currency	6,197

Cash and Foreign Currency:
Beginning of year	3,835
End of year	$10,032

* Reinvestment of distributions	$116,517

†	A zero balance may reflect actual amounts rounding to less than one thousand.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2015	13

Schedule of Investments PIMCO Real Return Portfolio

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 134.8%

BANK LOAN OBLIGATIONS 0.0%
Valeant Pharmaceuticals International, Inc.
4.000% due 04/01/2022		$100	$96

Total Bank Loan Obligations (Cost $94)			96

CORPORATE BONDS & NOTES 11.4%

BANKING & FINANCE 9.5%
Ally Financial, Inc.
2.750% due 01/30/2017		19,500	19,500
5.500% due 02/15/2017		2,500	2,581
Banca Monte dei Paschi di Siena SpA
4.875% due 09/15/2054	EUR	1,000	1,120
Banco Popolare SC
3.500% due 03/14/2019		800	892
Banco Santander Chile
1.915% due 01/19/2016		$8,200	8,196
Bank of America Corp.
3.300% due 01/11/2023		900	889
Bank of America N.A.
1.750% due 06/05/2018		14,900	14,821
Bank of New York Mellon Corp.
1.234% due 08/17/2020		4,400	4,413
Bankia S.A.
0.147% due 01/25/2016	EUR	1,300	1,413
3.500% due 01/17/2019		3,200	3,665
Barclays Bank PLC
2.010% due 12/21/2020	MXN	12,500	707
7.625% due 11/21/2022		$9,200	10,494
Barclays PLC
5.250% due 08/17/2045		1,800	1,838
8.250% due 12/15/2018 (d)		600	641
BBVA Bancomer S.A.
6.500% due 03/10/2021		600	639
Bear Stearns Cos. LLC
7.250% due 02/01/2018		9,100	10,042
BPCE S.A.
0.934% due 11/18/2016		13,700	13,706
BPE Financiaciones S.A.
2.500% due 02/01/2017	EUR	2,700	2,985
2.875% due 05/19/2016		7,100	7,782
Citigroup, Inc.
0.849% due 05/01/2017		$32,900	32,760
2.650% due 10/26/2020		3,700	3,677
Credit Agricole S.A.
7.875% due 01/23/2024 (d)		5,200	5,334
Credit Suisse Group AG
7.500% due 12/11/2023 (d)		3,600	3,796
Credit Suisse Group Funding Guernsey Ltd.
3.750% due 03/26/2025		400	387
3.800% due 09/15/2022		2,600	2,603
Depfa ACS Bank
3.875% due 11/14/2016	EUR	700	785
Eksportfinans ASA
2.375% due 05/25/2016		$4,700	4,706
Goldman Sachs Group, Inc.
1.712% due 09/15/2020		11,800	11,839
Intesa Sanpaolo SpA
3.125% due 01/15/2016		3,600	3,602
JPMorgan Chase & Co.
0.870% due 04/25/2018		10,000	9,936
2.750% due 06/23/2020		12,000	12,063
LBG Capital PLC
15.000% due 12/21/2019	GBP	1,830	3,672
15.000% due 12/21/2019	EUR	70	109

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Lehman Brothers Holdings, Inc.
7.000% due 09/27/2027 ^		$100	$8
Lloyds Bank PLC
1.750% due 05/14/2018		6,200	6,191
3.500% due 05/14/2025		1,200	1,207
Lloyds Banking Group PLC
7.625% due 06/27/2023 (d)	GBP	4,500	6,965
7.875% due 06/27/2029 (d)		2,200	3,442
Navient Corp.
6.250% due 01/25/2016		$764	766
Rabobank Group
0.653% due 04/28/2017		32,900	32,873
Royal Bank of Scotland Group PLC
8.000% due 08/10/2025 (d)		500	530
State Bank of India
2.467% due 01/21/2016		400	400
Turkiye Garanti Bankasi A/S
2.817% due 04/20/2016		1,500	1,501
UBS AG
7.625% due 08/17/2022		1,800	2,055

			257,531

INDUSTRIALS 1.3%
AbbVie, Inc.
1.800% due 05/14/2018		7,700	7,669
2.500% due 05/14/2020		3,600	3,568
3.200% due 11/06/2022		800	789
3.600% due 05/14/2025		2,900	2,868
California Resources Corp.
5.500% due 09/15/2021 (f)		1,471	471
8.000% due 12/15/2022		3,943	2,085
Chesapeake Energy Corp.
3.571% due 04/15/2019		1,600	452
DISH DBS Corp.
7.125% due 02/01/2016		200	201
Dynegy, Inc.
6.750% due 11/01/2019		8,000	7,560
Hellenic Railways Organization S.A.
4.028% due 03/17/2017	EUR	3,900	3,941
Hewlett Packard Enterprise Co.
2.450% due 10/05/2017		$3,350	3,349
2.850% due 10/05/2018		3,350	3,351

			36,304

UTILITIES 0.6%
BellSouth Corp.
4.821% due 04/26/2021		6,500	6,578
BG Energy Capital PLC
6.500% due 11/30/2072	GBP	1,700	2,653
Petrobras Global Finance BV
1.990% due 05/20/2016		$300	293
3.000% due 01/15/2019		300	229
3.250% due 03/17/2017		100	93
4.375% due 05/20/2023		400	265
4.875% due 03/17/2020		200	150
5.375% due 01/27/2021		7,600	5,681
6.625% due 01/16/2034	GBP	100	91

			16,033

Total Corporate Bonds & Notes (Cost $324,647)			309,868

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MUNICIPAL BONDS & NOTES 0.0%

WEST VIRGINIA 0.0%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047	$680	$590

Total Municipal Bonds & Notes (Cost $650)		590

U.S. GOVERNMENT AGENCIES 1.1%
Fannie Mae
0.281% due 12/25/2036	64	64
0.572% due 08/25/2034	76	75
0.772% due 07/25/2037 - 05/25/2042	106	106
0.862% due 05/25/2036	61	61
1.102% due 02/25/2041	2,526	2,555
1.443% due 07/01/2044 - 09/01/2044	53	55
2.042% due 10/01/2035	199	212
2.320% due 11/01/2024	9	9
2.326% due 05/25/2035	549	578
Freddie Mac
0.481% due 10/15/2020	363	362
0.561% due 02/15/2019	36	36
0.682% due 08/25/2031	55	54
0.781% due 08/15/2033 - 09/15/2042	11,917	11,903
1.443% due 10/25/2044 - 02/25/2045	4,422	4,499
2.526% due 01/01/2034	102	108
2.626% due 12/01/2035	62	65
NCUA Guaranteed Notes
0.726% due 10/07/2020	2,560	2,573
0.829% due 12/08/2020	4,235	4,264
Small Business Administration
5.902% due 02/10/2018	152	161
6.020% due 08/01/2028	1,041	1,181

Total U.S. Government Agencies (Cost $28,631)		28,921

U.S. TREASURY OBLIGATIONS 104.5%
U.S. Treasury Bonds
2.500% due 02/15/2045 (f)	10,240	9,172
3.000% due 11/15/2044 (j)	2,000	1,989
3.000% due 05/15/2045 (f)	27,240	27,070
3.000% due 11/15/2045 (f)	9,500	9,455
U.S. Treasury Inflation Protected Securities (c)
0.125% due 04/15/2016 (f)	54,344	54,146
0.125% due 04/15/2017 (f)(h)(j)	6,695	6,683
0.125% due 04/15/2018 (f)(h)(j)	7,710	7,695
0.125% due 04/15/2019 (f)(h)(j)	96,781	96,189
0.125% due 04/15/2020 (f)	35,136	34,688
0.125% due 01/15/2022 (f)	187,218	181,411
0.125% due 07/15/2022 (f)	370,848	359,520
0.125% due 01/15/2023 (f)	141,297	135,444
0.125% due 07/15/2024	27,842	26,430
0.250% due 01/15/2025 (j)	12,450	11,875
0.375% due 07/15/2023 (f)(h)(j)	87,560	85,511
0.375% due 07/15/2025 (f)(j)	2,908	2,813
0.625% due 07/15/2021 (f)	285,935	287,782
0.625% due 01/15/2024 (f)	63,785	63,038
0.625% due 02/15/2043 (f)(j)	8,002	6,762
0.750% due 02/15/2042 (f)	12,766	11,200
0.750% due 02/15/2045 (f)	62,733	54,606
1.125% due 01/15/2021 (f)	13,697	14,120
1.250% due 07/15/2020 (f)	87,431	90,925

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2015

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.375% due 01/15/2020 (f)		$101,798	$105,834
1.375% due 02/15/2044 (f)(j)		136,422	138,585
1.625% due 01/15/2018 (h)(j)		2,951	3,044
1.750% due 01/15/2028 (f)		85,335	93,182
1.875% due 07/15/2019 (h)(j)		9,467	10,037
2.000% due 01/15/2016 (f)		10,962	10,961
2.000% due 01/15/2026 (f)		147,600	163,895
2.125% due 02/15/2040 (f)		40,234	47,313
2.125% due 02/15/2041 (j)		1,086	1,284
2.375% due 01/15/2017		11,994	12,292
2.375% due 01/15/2025 (f)		159,092	180,766
2.375% due 01/15/2027 (f)		121,521	140,403
2.500% due 07/15/2016 (f)(h)		48,678	49,473
2.500% due 01/15/2029 (f)(j)		45,665	54,072
3.625% due 04/15/2028 (f)(j)		46,083	60,215
3.875% due 04/15/2029 (f)		140,721	191,090

Total U.S. Treasury Obligations (Cost $2,977,028)			2,840,970

NON-AGENCY MORTGAGE-BACKED SECURITIES 4.0%
American Home Mortgage Investment Trust
2.154% due 09/25/2045		331	324
Arran Residential Mortgages Funding PLC
1.359% due 11/19/2047	EUR	3,284	3,579
Banc of America Commercial Mortgage Trust
5.492% due 02/10/2051		$356	369
Banc of America Funding Trust
2.801% due 02/20/2036		790	786
3.007% due 01/20/2047 ^		384	326
Banc of America Mortgage Trust
2.538% due 11/25/2034		77	74
2.635% due 02/25/2036 ^		516	464
2.791% due 06/25/2035		147	141
6.500% due 09/25/2033		20	20
Banc of America Re-REMIC Trust
5.588% due 06/24/2050		1,330	1,355
5.651% due 02/17/2051		868	879
BCAP LLC Trust
5.283% due 03/26/2037		1,738	1,689
Bear Stearns Adjustable Rate Mortgage Trust
2.320% due 08/25/2035		276	279
2.480% due 08/25/2035		222	223
2.660% due 10/25/2035		1,072	1,057
2.680% due 03/25/2035		382	384
2.686% due 03/25/2035		463	453
2.735% due 01/25/2035		543	528
2.924% due 03/25/2035		98	99
Bear Stearns ALT-A Trust
2.726% due 09/25/2035		2,215	1,884
2.743% due 03/25/2036 ^		666	511
Bear Stearns Commercial Mortgage Securities Trust
5.537% due 10/12/2041		6,199	6,284
Chase Mortgage Finance Trust
2.630% due 02/25/2037		58	58
ChaseFlex Trust
6.000% due 02/25/2037 ^		579	492
Chevy Chase Funding LLC Mortgage-Backed Certificates
0.702% due 01/25/2035		18	16
Citigroup Mortgage Loan Trust, Inc.
2.070% due 09/25/2035		38	37
2.420% due 09/25/2035		174	176
2.430% due 09/25/2035		163	163
2.660% due 05/25/2035		48	48
2.730% due 10/25/2035		933	926
2.905% due 09/25/2037 ^		1,166	1,060

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Countrywide Alternative Loan Trust
0.582% due 02/20/2047 ^		$672	$507
0.592% due 05/25/2047		7,599	6,582
0.602% due 05/25/2047		211	175
0.612% due 09/25/2046 ^		5,859	5,143
0.702% due 12/25/2035		37	33
1.257% due 12/25/2035		160	135
6.000% due 01/25/2037 ^		281	244
Countrywide Home Loan Mortgage Pass-Through Trust
2.606% due 05/20/2036 ^		158	143
2.621% due 11/19/2033		29	28
5.500% due 08/25/2035 ^		149	136
Countrywide Home Loan Reperforming REMIC Trust
0.762% due 06/25/2035		142	125
Credit Suisse Commercial Mortgage Trust
5.311% due 12/15/2039		13,735	13,886
Credit Suisse Mortgage Capital Certificates
5.467% due 09/16/2039		1,058	1,064
5.467% due 09/18/2039		1,128	1,136
Deutsche ALT-B Securities, Inc.
0.522% due 10/25/2036 ^		20	13
First Horizon Alternative Mortgage Securities Trust
2.345% due 06/25/2034		314	310
First Horizon Mortgage Pass-Through Trust
2.681% due 02/25/2035		1,134	1,136
2.723% due 08/25/2035		619	554
GreenPoint Mortgage Funding Trust
0.692% due 11/25/2045		213	185
0.862% due 06/25/2045		340	302
GS Mortgage Securities Trust
4.592% due 08/10/2043		6,000	6,455
GSR Mortgage Loan Trust
2.740% due 12/25/2034		1,002	988
2.806% due 09/25/2035		513	527
2.970% due 01/25/2035		320	308
HarborView Mortgage Loan Trust
0.622% due 05/19/2035		107	90
0.682% due 02/19/2036		220	164
0.742% due 06/20/2035		113	107
IndyMac Mortgage Loan Trust
1.202% due 05/25/2034		62	58
2.691% due 12/25/2034		205	196
2.889% due 11/25/2035 ^		834	761
JPMorgan Chase Commercial Mortgage Securities Trust
5.794% due 02/12/2051		1,149	1,195
JPMorgan Mortgage Trust
2.048% due 07/27/2037		963	901
2.683% due 07/25/2035		691	692
2.710% due 02/25/2035		361	361
2.737% due 09/25/2035		158	143
2.749% due 08/25/2035 ^		361	344
2.765% due 07/25/2035		287	287
2.778% due 08/25/2035		411	406
JPMorgan Resecuritization Trust
6.000% due 02/27/2037		556	569
LB-UBS Commercial Mortgage Trust
5.372% due 09/15/2039		4,945	5,018
5.424% due 02/15/2040		213	218
Marche Mutui SRL
0.339% due 10/27/2065	EUR	318	346
0.342% due 02/25/2055		916	976
2.189% due 01/27/2064		1,880	2,073
MASTR Adjustable Rate Mortgages Trust
2.772% due 11/21/2034		$341	349
Mellon Residential Funding Corp. Mortgage Pass-Through Certificates
1.031% due 11/15/2031		185	174

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Mellon Residential Funding Corp. Mortgage Pass-Through Trust
0.771% due 12/15/2030		$178	$171
Merrill Lynch Mortgage Investors Trust
0.632% due 02/25/2036		482	448
0.672% due 11/25/2035		336	318
1.244% due 10/25/2035		215	205
1.904% due 10/25/2035		886	863
2.286% due 12/25/2035		241	222
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.700% due 09/12/2049		194	202
Morgan Stanley Capital Trust
5.809% due 12/12/2049		595	622
5.917% due 06/11/2049		501	521
Morgan Stanley Mortgage Loan Trust
2.225% due 06/25/2036		605	589
Residential Accredit Loans, Inc. Trust
0.722% due 08/25/2035		144	112
Royal Bank of Scotland Capital Funding Trust
6.044% due 12/16/2049		1,747	1,791
Sequoia Mortgage Trust
0.602% due 07/20/2036		1,351	1,233
1.102% due 10/19/2026		64	63
Structured Adjustable Rate Mortgage Loan Trust
0.902% due 06/25/2035		6	6
1.657% due 01/25/2035		158	128
2.586% due 02/25/2034		209	208
2.586% due 08/25/2035		191	179
2.761% due 12/25/2034		363	356
Structured Asset Mortgage Investments Trust
0.612% due 06/25/2036		109	91
0.632% due 04/25/2036		455	326
0.652% due 07/19/2035		1,174	1,113
1.062% due 10/19/2034		104	100
Swan Trust
3.370% due 04/25/2041	AUD	204	149
Thornburg Mortgage Securities Trust
2.383% due 09/25/2037		$7,861	7,608
Vornado DP LLC Trust
4.004% due 09/13/2028		6,500	6,871
WaMu Mortgage Pass-Through Certificates Trust
0.682% due 11/25/2045		212	200
0.712% due 10/25/2045		1,200	1,115
0.987% due 01/25/2047		837	762
1.027% due 05/25/2047		493	414
1.053% due 12/25/2046		113	103
1.257% due 02/25/2046		180	166
1.457% due 11/25/2042		23	21
2.149% due 07/25/2046		738	666
2.151% due 11/25/2046		107	96
2.580% due 08/25/2035		109	104
2.598% due 12/25/2035		231	213
Wells Fargo Mortgage-Backed Securities Trust
2.743% due 09/25/2034		79	81

Total Non-Agency Mortgage-Backed Securities (Cost $106,477)			108,663

ASSET-BACKED SECURITIES 2.8%
Aquilae CLO PLC
0.289% due 01/17/2023	EUR	480	520
Asset-Backed Funding Certificates Trust
1.122% due 06/25/2034		$893	838
Bear Stearns Asset-Backed Securities Trust
1.082% due 10/25/2032		14	13
1.422% due 10/25/2037		41	38
Carlyle High Yield Partners Ltd.
0.540% due 04/19/2022		1,109	1,080

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2015	15

Schedule of Investments PIMCO Real Return Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Citigroup Mortgage Loan Trust, Inc.
0.502% due 01/25/2037		$192	$124
College Loan Corp. Trust
0.570% due 01/25/2024		800	777
Countrywide Asset-Backed Certificates
0.602% due 07/25/2036		1,799	1,772
0.672% due 04/25/2036		57	57
Credit-Based Asset Servicing and Securitization LLC
0.482% due 11/25/2036		88	48
Equity One Mortgage Pass-Through Trust
1.022% due 04/25/2034		88	74
First Franklin Mortgage Loan Trust
1.102% due 11/25/2035		5,372	5,367
First NLC Trust
0.812% due 02/25/2036		600	522
Fraser Sullivan CLO Ltd.
1.362% due 04/20/2023		6,196	6,190
GSAMP Trust
0.492% due 12/25/2036		104	57
1.157% due 09/25/2035 ^		147	131
HSI Asset Securitization Corp. Trust
0.472% due 10/25/2036		7	4
JPMorgan Mortgage Acquisition Trust
0.542% due 01/25/2037		2,209	2,168
Merrill Lynch Mortgage Investors Trust
0.502% due 09/25/2037		25	10
0.542% due 02/25/2037		385	187
Morgan Stanley IXIS Real Estate Capital Trust
0.472% due 11/25/2036		13	6
Nautique Funding Ltd.
0.571% due 04/15/2020		259	257
NovaStar Mortgage Funding Trust
0.892% due 01/25/2036		2,100	1,691
NYLIM Flatiron CLO Ltd.
0.564% due 08/08/2020		102	101
OneMain Financial Issuance Trust
2.470% due 09/18/2024		14,700	14,689
Park Place Securities, Inc.
0.892% due 09/25/2035		3,200	2,883
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
0.912% due 09/25/2035		800	646
1.472% due 10/25/2034		4,000	3,430
Penta CLO S.A.
0.172% due 06/04/2024	EUR	1,503	1,618
RAAC Trust
0.762% due 08/25/2036		$700	622
Renaissance Home Equity Loan Trust
1.182% due 12/25/2032		65	61
Securitized Asset-Backed Receivables LLC Trust
0.482% due 12/25/2036 ^		355	140
SLM Student Loan Trust
0.360% due 04/25/2019		8,379	8,275
1.820% due 04/25/2023		8,434	8,448

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Soundview Home Loan Trust
0.482% due 11/25/2036		$56	$21
Structured Asset Securities Corp. Mortgage Loan Trust
0.552% due 02/25/2037		8,400	7,461
1.744% due 04/25/2035		487	466
Symphony CLO Ltd.
0.602% due 05/15/2019		1,793	1,781
Voya CLO Ltd.
1.621% due 10/15/2022		4,300	4,268
Wood Street CLO BV
0.280% due 03/29/2021	EUR	59	64

Total Asset-Backed Securities (Cost $76,752)			76,905

SOVEREIGN ISSUES 9.4%
Autonomous Community of Catalonia
4.950% due 02/11/2020		1,000	1,174
Brazil Letras do Tesouro Nacional
0.000% due 10/01/2016 (b)	BRL	178,380	40,440
0.000% due 01/01/2017 (b)		133,300	29,112
0.000% due 01/01/2019 (b)		41,800	6,679
Brazil Notas do Tesouro Nacional
10.000% due 01/01/2017		26,300	6,345
10.000% due 01/01/2021		16,600	3,351
Colombian TES
3.000% due 03/25/2033 (c)	COP	7,943,740	2,135
France Government International Bond
0.250% due 07/25/2018 (c)	EUR	937	1,049
Italy Buoni Poliennali Del Tesoro
1.700% due 09/15/2018 (c)		6,883	7,892
2.350% due 09/15/2019 (c)		3,103	3,696
2.350% due 09/15/2024 (c)		18,463	23,180
2.550% due 09/15/2041 (c)		2,121	2,905
3.100% due 09/15/2026 (c)		637	864
Mexico Government International Bond
4.000% due 11/08/2046 (c)	MXN	164,254	9,691
4.500% due 12/04/2025 (c)		215,413	13,767
4.750% due 06/14/2018		65,102	3,800
New Zealand Government International Inflation Linked Bond
2.000% due 09/20/2025	NZD	7,246	4,850
3.000% due 09/20/2030		15,183	11,114
Republic of Germany
0.750% due 04/15/2018 (c)(f)	EUR	4,998	5,571
Republic of Greece Government International Bond
4.500% due 07/03/2017	JPY	300,000	2,296
Slovenia Government International Bond
4.700% due 11/01/2016	EUR	4,800	5,419
5.250% due 02/18/2024		$1,000	1,106
5.500% due 10/26/2022		1,900	2,128
Spain Government International Bond
1.000% due 11/30/2030 (c)	EUR	3,199	3,419
1.800% due 11/30/2024 (c)		4,411	5,265
2.150% due 10/31/2025		700	787

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
United Kingdom Gilt
0.125% due 03/22/2024 (c)(f)	GBP	24,304	$38,014
0.125% due 03/22/2044 (c)		963	1,760
0.125% due 03/22/2046 (c)		6,604	12,220
0.125% due 03/22/2058 (c)		375	792
0.125% due 03/22/2068 (c)		769	1,815
0.375% due 03/22/2062 (c)		1,541	3,740

Total Sovereign Issues (Cost $284,902)			256,376

SHORT-TERM INSTRUMENTS 1.6%

CERTIFICATES OF DEPOSIT 0.5%
Banco Bilbao Vizcaya Argentaria S.A.
1.212% due 05/16/2016		$14,250	14,225

REPURCHASE AGREEMENTS (e) 0.0%
			744

U.S. TREASURY BILLS 1.1%
0.151% due 01/07/2016 -01/28/2016 (a)(f)(j)		30,174	30,173

Total Short-Term Instruments (Cost $45,167)			45,142

Total Investments in Securities (Cost $3,844,348)			3,667,531

		SHARES
INVESTMENTS IN AFFILIATES 1.4%

SHORT-TERM INSTRUMENTS 1.4%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 1.4%
PIMCO Short-Term Floating NAV Portfolio III		3,730,941	36,839

Total Short-Term Instruments (Cost $36,982)			36,839

Total Investments in Affiliates (Cost $36,982)			36,839

Total Investments 136.2% (Cost $3,881,330)			$3,704,370

Financial Derivative Instruments (g)(i) (0.6%) (Cost or Premiums, net $(2,676))			(16,480)

Other Assets and Liabilities, net (35.6%)			(968,874)

Net Assets 100.0%			$2,719,016

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Zero coupon bond.
(c)	Principal amount of security is adjusted for inflation.
(d)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2015

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.010%	12/31/2015	01/04/2016	$744	Fannie Mae 2.140% due 11/07/2022	$(760)	$744	$744

Total Repurchase Agreements						$(760)	$744	$744

(1)	Includes accrued interest.

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date		Amount Borrowed (3)	Payable for Reverse Repurchase Agreements
BCY	(0.100%)	12/15/2015	TBD	(2)	$(2,601)	$(2,601)

Total Reverse Repurchase Agreements						$(2,601)

(2)	Open maturity reverse repurchase agreement.

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (3)	Payable for Sale-Buyback Transactions (4)
BPG	0.650%	01/04/2016	01/08/2016	$ (941,968)	$(941,811)
	0.750	01/04/2016	01/06/2016	(477,908)	(477,888)
	0.999	12/03/2015	01/14/2016	(101)	(101)
GSC	0.600	01/04/2016	01/06/2016	(125,331)	(125,314)
	0.610	11/20/2015	01/20/2016	(10,279)	(10,272)
	0.650	12/01/2015	01/12/2016	(29,704)	(29,747)
	0.749	12/03/2015	01/14/2016	(44,016)	(44,087)
	0.789	12/10/2015	01/19/2016	(3,358)	(3,365)
	0.829	12/04/2015	01/04/2016	(35,202)	(35,223)
	0.859	12/11/2015	01/15/2016	(4,220)	(4,227)
	1.099	12/14/2015	01/06/2016	(65,464)	(65,494)
	1.299	12/11/2015	01/08/2016	(1,073)	(1,073)
MSC	0.360	10/06/2015	01/04/2016	(51,114)	(51,154)
	0.360	10/07/2015	01/05/2016	(139,120)	(139,241)
	0.370	10/09/2015	01/07/2016	(34,582)	(34,608)
	0.510	11/10/2015	01/12/2016	(84,955)	(85,012)
	0.680	01/04/2016	01/08/2016	(80,134)	(80,113)
	0.779	12/01/2015	01/12/2016	(2,402)	(2,405)
MYI	(0.150)	10/05/2015	01/14/2016	EUR (38,428)	(41,774)
	0.749	11/24/2015	01/06/2016	GBP (26,184)	(38,630)
TDM	0.350	10/09/2015	01/11/2016	$ (34,691)	(34,712)
	0.350	10/14/2015	01/11/2016	(27,084)	(27,099)
	0.350	12/07/2015	01/11/2016	(25,715)	(25,714)
	0.410	10/28/2015	01/28/2016	(190,165)	(190,256)
	0.420	10/14/2015	01/14/2016	(105,523)	(105,596)
	0.549	11/16/2015	02/12/2016	(100,534)	(100,550)

Total Sale-Buyback Transactions					$(2,695,466)

(3)	The average amount of borrowings outstanding during the period ended December 31, 2015 was $(1,227,312) at a weighted average interest rate of 0.294%.
(4)	Payable for sale-buyback transactions include $(590) of deferred price drop.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2015	17

Schedule of Investments PIMCO Real Return Portfolio (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of December 31, 2015:

(f)	Securities with an aggregate market value of $2,687,139 and cash of $160 have been pledged as collateral under the terms of the following master agreements as of December 31, 2015.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (5)
Global/Master Repurchase Agreement
BCY	$0	$(2,601)	$0	$(2,601)	$2,716	$115
SSB	744	0	0	744	(760)	(16)

Master Securities Forward Transaction Agreement
BPG	0	0	(1,419,800)	(1,419,800)	1,411,173	(8,627)
GSC	0	0	(318,802)	(318,802)	318,655	(147)
MSC	0	0	(392,533)	(392,533)	391,982	(551)
MYI	0	0	(80,404)	(80,404)	80,141	(263)
TDM	0	0	(483,927)	(483,927)	482,633	(1,294)

Total Borrowings and Other Financing Transactions	$744	$(2,601)	$(2,695,466)

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$0	$0	$0	$(2,601)	$(2,601)

Total	$0	$0	$0	$(2,601)	$(2,601)

Sale-Buyback Transactions
Sovereign Issues	0	(80,404)	0	0	(80,404)
U.S. Treasury Obligations	0	(2,514,512)	(100,550)	0	(2,615,062)

Total	$0	$(2,594,916)	$(100,550)	$0	$(2,695,466)

Total Borrowings	$0	$(2,594,916)	$(100,550)	$(2,601)	$(2,698,067)

Gross amount of recognized liabilities for reverse repurchase agreements and sale-buyback financing transactions					$(2,698,067)

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Brent Crude March Futures	Short	01/2016	10	$273	$0	$(8)
Call Options Strike @ USD 99.250 on United Kingdom 90-Day LIBOR Sterling Interest Rate March Futures	Short	03/2016	823	60	4	0
Euro-BTP Italy Government Bond March Futures	Long	03/2016	7	(11)	5	0
Euro-Bund 10-Year Bond March Futures	Short	03/2016	452	1,172	0	(20)
Put Options Strike @ GBP 98.000 on United Kingdom 90-Day LIBOR Sterling December Futures	Short	12/2016	2,790	23	0	0
Put Options Strike @ GBP 98.500 on United Kingdom 90-Day LIBOR Sterling December Futures	Long	12/2016	2,790	(113)	13	0
Put Options Strike @ USD 98.625 on United Kingdom 90-Day LIBOR Sterling Interest Rate March Futures	Long	03/2016	823	71	23	0
Put Options Strike @ USD 98.625 on United Kingdom 90-Day LIBOR Sterling Interest Rate March Futures	Short	03/2016	823	(24)	0	(11)
U.S. Treasury 5-Year Note March Futures	Long	03/2016	2,280	(645)	320	0
U.S. Treasury 10-Year Note March Futures	Short	03/2016	234	(69)	0	(69)
U.S. Treasury 30-Year Bond March Futures	Short	03/2016	359	78	0	(180)
U.S. Treasury Ultra Long-Term Bond March Futures	Long	03/2016	76	52	76	0

Total Futures Contracts				$867	$441	$(288)

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2015

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount (2)	Market Value (3)	Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
CDX.HY-24 5-Year Index	5.000%	06/20/2020	$12,771	$503	$(90)	$12	$0
CDX.HY-25 5-Year Index	5.000	12/20/2020	22,600	315	47	38	0

				$818	$(43)	$50	$0

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Receive	3-Month USD-LIBOR	1.500%	12/16/2017	$	196,900	$(1,440)	$(197)	$0	$(43)
Receive	3-Month USD-LIBOR	2.000	12/16/2020		71,500	(971)	779	0	(111)
Receive	3-Month USD-LIBOR	3.000	09/16/2025		50,300	(629)	(480)	0	(107)
Receive	3-Month USD-LIBOR	2.225	09/16/2025		9,000	(81)	(81)	0	(32)
Receive	3-Month USD-LIBOR	2.350	10/02/2025		15,700	(293)	(194)	0	(58)
Receive	3-Month USD-LIBOR	2.800	10/28/2025		198,400	(632)	158	0	(414)
Receive	3-Month USD-LIBOR	2.500	12/16/2025		82,000	(2,519)	(3,626)	0	(340)
Receive	3-Month USD-LIBOR*	2.250	06/15/2026		37,500	154	240	0	(148)
Receive	3-Month USD-LIBOR	2.750	12/16/2045		60,300	(1,218)	(2,035)	0	(510)
Receive	3-Month USD-LIBOR*	2.570	02/10/2046		2,100	48	48	0	(17)
Pay	3-Month USD-LIBOR	2.750	12/14/2046		6,500	1	1	54	0
Receive	6-Month GBP-LIBOR	1.500	03/16/2018	GBP	52,000	(482)	102	26	0
Receive	6-Month GBP-LIBOR*	2.000	03/16/2026		28,680	143	(334)	150	0
Receive	6-Month GBP-LIBOR	2.000	09/16/2045		33,115	1,518	825	338	0
Receive	6-Month GBP-LIBOR	2.250	03/16/2046		23,405	(686)	(752)	253	0
Pay	28-Day MXN-TIIE	5.780	10/06/2022	MXN	117,400	(65)	2	14	0
Pay	28-Day MXN-TIIE	6.710	09/20/2029		197,800	6	(417)	44	0

						$(7,146)	$(5,961)	$879	$(1,780)

Total Swap Agreements						$(6,328)	$(6,004)	$929	$(1,780)

*	This security has a forward starting effective date. See Note 2a for further information.

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2015:

(h)	Securities with an aggregate market value of $29,185 and cash of $2,852 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2015. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$441	$929	$1,370	$0	$(288)	$(1,780)	$(2,068)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2015	19

Schedule of Investments PIMCO Real Return Portfolio (Cont.)

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	01/2016		BRL	32,622	$		8,261	$15	$0
	01/2016	$		8,180		BRL	32,622	66	0
	02/2016		BRL	32,622	$		8,097	0	(68)
	02/2016		TWD	597,785			18,422	306	0
	05/2016		ZAR	11,855			801	53	0
	10/2016		BRL	92,100			23,305	2,046	0

BPS	01/2016		GBP	3,555			5,434	193	0
	01/2016	$		1,255		EUR	1,172	19	0
	10/2016		BRL	9,900	$		2,385	100	0
	01/2017			21,800			5,020	112	0

BRC	01/2016	$		17,930		INR	1,188,959	0	(10)
	03/2016			524		MXN	9,057	0	(1)

CBK	01/2016		BRL	4,483	$		1,345	212	0
	01/2016		NZD	22,121			14,404	0	(725)
	01/2016	$		1,148		BRL	4,483	0	(15)
	01/2016			12,846		EUR	11,802	0	(20)
	02/2016		EUR	2,226	$		2,446	25	0
	02/2016	$		13,430		INR	907,945	188	0
	10/2016		BRL	8,000	$		1,938	92	0

DUB	01/2016			59,442			15,197	172	0
	01/2016		GBP	61,769			92,966	1,906	0
	01/2016		KRW	132,297			114	2	0
	01/2016	$		15,738		BRL	59,442	0	(713)
	02/2016			275		AUD	381	2	0
	02/2016			7,336		BRL	29,028	0	(71)
	01/2017		BRL	26,600	$		6,147	159	0

GLM	01/2016			758			200	8	0
	01/2016		JPY	2,941,200			24,079	0	(392)
	01/2016	$		194		BRL	758	0	(2)
	01/2016			39,349		GBP	26,032	0	(973)
	01/2017		BRL	45,800	$		10,715	404	0

HUS	01/2016			2,137			546	5	0
	01/2016		EUR	132,109			140,785	0	(2,784)
	01/2016	$		547		BRL	2,137	0	(7)
	02/2016		COP	5,125,605	$		1,746	138	0

JPM	01/2016		BRL	48,617			13,479	1,190	0
	01/2016		CNH	44,490			6,871	124	0
	01/2016		KRW	22,645,929			19,386	128	0
	01/2016	$		12,451		BRL	48,617	0	(162)
	01/2016			7,308		EUR	6,667	0	(63)
	01/2016			45,132		GBP	30,413	0	(297)
	02/2016		AUD	4,277	$		3,004	0	(107)
	02/2016		GBP	30,413			45,134	295	0
	02/2016		JPY	33,813			275	0	(6)
	02/2016		NZD	22,121			15,127	22	0
	02/2016	$		19,148		JPY	2,356,200	471	0
	03/2016			117		MXN	1,999	0	(2)
	04/2016		BRL	65,246	$		19,570	3,571	0
	10/2016			31,500			7,849	577	0
	01/2017			39,100			9,198	395	0

MSB	01/2016			481			122	1	0
	01/2016	$		123		BRL	481	0	(2)
	01/2016			24,291		JPY	2,941,200	179	0
	02/2016		JPY	2,941,200	$		24,305	0	(179)
	10/2016		BRL	36,880			8,891	378	0

SCX	01/2016	$		148		MYR	650	3	0
	02/2016		SGD	25,472	$		18,093	159	0

SOG	03/2016		MXN	508,570			29,169	0	(196)

TDM	01/2016		BRL	23,445			6,004	78	0
	01/2016	$		6,017		BRL	23,444	0	(91)
	01/2017		BRL	26,300	$		6,013	92	0

UAG	01/2016		EUR	697			757	0	0
	01/2016	$		123,658		EUR	113,165	0	(676)
	01/2016			13,390		GBP	8,879	0	(300)
	02/2016		EUR	104,049	$		113,733	579	0

Total Forward Foreign Currency Contracts								$14,465	$(7,862)

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2015

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Cost	Market Value
FBF	Put - OTC 5-Year Interest Rate Swap*	3-Month USD-LIBOR	Receive	3.400%	12/05/2016	$ 54,300	$396	$243

GLM	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.950%	01/05/2016	182,700	117	0
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.500%	04/29/2016	171,100	137	12

MYC	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.500%	04/06/2016	165,200	153	3
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.500%	04/29/2016	736,500	775	52
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.000%	06/23/2016	212,400	393	484
	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.000%	06/24/2016	210,900	378	484
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.683%	12/11/2017	19,000	2,660	1,928

NGF	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.500%	04/11/2016	438,000	372	11

							$5,381	$3,217

Total Purchased Options							$5,381	$3,217

*	This security has a forward starting effective date. See Note 2a for further information.

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
JPM	Put - OTC CDX.IG-25 5-Year Index	Sell	1.100%	01/20/2016	$5,400	$(10)	$(1)
	Put - OTC CDX.IG-25 5-Year Index	Sell	1.100	02/17/2016	5,300	(15)	(5)
	Put - OTC CDX.IG-25 5-Year Index	Sell	1.200	02/17/2016	5,400	(11)	(3)

						$(36)	$(9)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Premiums (Received)	Market Value
DUB	Put - OTC USD versus BRL	BRL	3.700	01/14/2016	$14,400	$(240)	$(15)

FBF	Call - OTC USD versus BRL		4.000	03/17/2016	6,300	(267)	(309)

						$(507)	$(324)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date (1)	Notional Amount		Premiums (Received)	Market Value
BPS	Floor - OTC YOY CPURNSA Index	233.049	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	03/01/2018	$	3,900	$(34)	$(21)

CBK	Floor - OTC CPURNSA Index	216.687	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	04/07/2020		33,400	(298)	(18)
	Floor - OTC CPURNSA Index	217.965	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020		4,400	(57)	(3)

DUB	Cap - OTC CPURNSA Index	236.119	Maximum of [(Final Index/Initial Index - 1) - 3.000%] or 0	06/01/2016		7,800	(7)	0
	Floor - OTC YOY CPURNSA Index	233.546	Maximum of [(1 + 0.000%) - (Final Index/Initial Index)] or 0	01/22/2018		5,100	(49)	(26)

GLM	Cap - OTC CPALEMU Index	117.930	Maximum of [(Final Index/Initial Index - 1) - 3.000%] or 0	06/22/2035	EUR	9,700	(441)	(247)

JPM	Cap - OTC CPURNSA Index	233.916	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	04/22/2024	$	34,300	(250)	(52)
	Cap - OTC CPURNSA Index	234.781	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	05/16/2024		2,900	(20)	(4)
	Floor - OTC YOY CPURNSA Index	234.810	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	03/24/2020		33,100	(374)	(438)
	Floor - OTC YOY CPURNSA Index	238.654	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	10/02/2020		14,800	(273)	(231)

							$(1,803)	$(1,040)

(1)	YOY options may have a series of expirations.

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
FBF	Call - OTC 5-Year Interest Rate Swap (Effective 12/05/2021)	3-Month USD-LIBOR	Receive	2.400%	12/05/2016	$ 54,300	$(432)	$(343)

GLM	Call - OTC 5-Year Interest Rate Swap (Effective 01/21/2021)	3-Month USD-LIBOR	Receive	2.500%	01/19/2016	44,800	(179)	(17)
	Put - OTC 5-Year Interest Rate Swap (Effective 01/21/2021)	3-Month USD-LIBOR	Pay	3.000%	01/19/2016	44,800	(164)	(14)
	Call - OTC 5-Year Interest Rate Swap (Effective 02/22/2021)	3-Month USD-LIBOR	Receive	2.500%	02/18/2016	185,400	(593)	(286)
	Call - OTC 5-Year Interest Rate Swap (Effective 03/16/2021)	3-Month USD-LIBOR	Receive	2.400%	03/14/2016	84,400	(316)	(127)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2015	21

Schedule of Investments PIMCO Real Return Portfolio (Cont.)

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
MYC	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.500%	12/11/2017	$	79,800	$(2,660)	$(1,367)

NGF	Call - OTC 5-Year Interest Rate Swap (Effective 03/16/2021)	3-Month USD-LIBOR	Receive	2.400	03/14/2016		35,000	(136)	(53)

RYL	Call - OTC 5-Year Interest Rate Swap (Effective 01/27/2021)	3-Month USD-LIBOR	Receive	2.500	01/25/2016		38,500	(137)	(24)

								$(4,617)	$(2,231)

Total Written Options								$(6,963)	$(3,604)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED DECEMBER 31, 2015:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Notional Amount in GBP		Premiums
Balance at Beginning of Period	128	$611,070	EUR	247,900	GBP	0	$(6,916)
Sales	1,289	1,940,806		539,893		33,700	(16,074)
Closing Buys	(37)	(1,012,200)		(152,600)		(21,600)	7,739
Expirations	(821)	(601,700)		(444,714)		(12,100)	5,827
Exercised	(559)	(194,476)		(180,779)		0	2,461

Balance at End of Period	0	$743,500	EUR	9,700	GBP	0	$(6,963)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION (2)

Counterparty	Reference Entity	Fixed (Pay) Rate		Maturity Date	Implied Credit Spread at December 31, 2015 (4)	Notional Amount (5)	Premiums Paid/(Received)	Unrealized (Depreciation)	Swap Agreements, at Value
									Asset	Liability
DUB	Cardinal Health, Inc.	(0.590%	)	06/20/2017	0.047%	$ 300	$0	$(3)	$0	$(3)

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION (3)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2015 (4)	Notional Amount (5)		Premiums (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Gazprom OAO Via Gaz Capital S.A.	1.000%	03/20/2016	2.332%	$	700	$(53)	$51	$0	$(2)
	Indonesia Government International Bond	1.000	12/20/2019	1.866		2,200	(52)	(19)	0	(71)
	Italy Government International Bond	1.000	03/20/2019	0.656		2,500	(43)	71	28	0
	Volkswagen International Finance NV	1.000	12/20/2016	1.169	EUR	4,590	(35)	29	0	(6)

BRC	Greece Government International Bond	1.000	06/20/2016	21.949	$	500	(28)	(11)	0	(39)
	Indonesia Government International Bond	1.000	12/20/2019	1.866		4,200	(134)	(2)	0	(136)

CBK	Freeport-McMoRan, Inc.	1.000	09/20/2020	12.721		600	(99)	(116)	0	(215)

DUB	Italy Government International Bond	1.000	03/20/2019	0.656		17,100	(296)	488	192	0

GST	Gazprom OAO Via Gaz Capital S.A.	1.000	03/20/2016	2.332		6,400	(478)	461	0	(17)
	Greece Government International Bond	1.000	12/20/2016	18.753		400	(30)	(30)	0	(60)
	Sberbank of Russia Via SB Capital S.A.	1.000	03/20/2016	2.804		900	(50)	47	0	(3)

JPM	Freeport-McMoRan, Inc.	1.000	09/20/2020	12.721		1,300	(204)	(262)	0	(466)
	Gazprom OAO Via Gaz Capital S.A.	1.000	03/20/2016	2.332		1,600	(119)	115	0	(4)

MYC	Chesapeake Energy Corp.	5.000	09/20/2018	45.546		300	(25)	(157)	0	(182)

							$(1,646)	$665	$220	$(1,201)

(2)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2015

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	1-Month GBP-UKRPI	3.430%	06/15/2030	GBP	4,900	$1	$290	$291	$0
	Pay	1-Month GBP-UKRPI	3.350	08/15/2030		7,500	(86)	326	240	0
	Receive	3-Month USD-CPURNSA Index	1.010	10/16/2017	$	9,100	0	30	30	0
	Receive	3-Month USD-CPURNSA Index	1.570	11/23/2020		1,500	0	2	2	0
	Receive	3-Month USD-CPURNSA Index	1.730	08/26/2025		5,600	0	56	56	0

BPS	Pay	1-Month GBP-UKRPI	3.400	06/15/2030	GBP	4,800	22	225	247	0
	Pay	1-Month GBP-UKRPI	3.300	12/15/2030		5,400	24	2	26	0
	Pay	1-Year BRL-CDI	14.560	01/04/2021	BRL	800	0	(9)	0	(9)
	Receive	1-Year BRL-CDI	16.150	01/04/2021		10,900	(5)	24	19	0
	Receive	3-Month EUR-EXT-CPI Index	0.550	10/15/2017	EUR	2,200	0	(5)	0	(5)
	Receive	3-Month USD-CPURNSA Index	2.250	07/15/2017	$	87,000	132	(5,264)	0	(5,132)
	Receive	3-Month USD-CPURNSA Index	2.500	07/15/2022		30,300	495	(3,792)	0	(3,297)

BRC	Receive	3-Month USD-CPURNSA Index	2.018	08/19/2017		17,900	0	(676)	0	(676)

CBK	Pay	1-Month GBP-UKRPI	3.430	06/15/2030	GBP	7,700	5	453	458	0
	Pay	1-Month GBP-UKRPI	3.325	08/15/2030		6,400	(21)	183	162	0
	Pay	1-Month GBP-UKRPI	3.275	09/15/2030		6,100	0	71	71	0
	Receive	3-Month EUR-EXT-CPI Index	0.305	09/15/2016	EUR	300	0	(1)	0	(1)
	Receive	3-Month EUR-EXT-CPI Index	0.655	08/15/2018		1,500	(2)	(2)	0	(4)
	Receive	3-Month EUR-EXT-CPI Index	0.640	09/15/2018		1,300	0	(2)	0	(2)
	Receive	3-Month EUR-EXT-CPI Index	0.650	10/15/2018		2,100	0	(3)	0	(3)

DUB	Pay	1-Month GBP-UKRPI	3.350	05/15/2030	GBP	6,000	0	267	267	0
	Pay	1-Month GBP-UKRPI	3.325	08/15/2030		6,000	8	144	152	0
	Pay	1-Year BRL-CDI	14.500	01/04/2021	BRL	3,000	0	(35)	0	(35)
	Receive	3-Month EUR-EXT-CPI Index	0.580	10/15/2017	EUR	3,100	0	(9)	0	(9)
	Receive	3-Month EUR-EXT-CPI Index	0.570	10/15/2017		1,100	0	(3)	0	(3)
	Receive	3-Month EUR-EXT-CPI Index	0.605	09/15/2018		2,300	0	(2)	0	(2)
	Receive	3-Month EUR-EXT-CPI Index	0.650	10/15/2018		5,400	3	(10)	0	(7)
	Receive	3-Month USD-CPURNSA Index	1.940	10/07/2016	$	25,800	0	(790)	0	(790)
	Receive	3-Month USD-CPURNSA Index	1.860	11/05/2016		22,300	0	(639)	0	(639)
	Receive	3-Month USD-CPURNSA Index	1.845	11/29/2016		13,100	0	(371)	0	(371)
	Receive	3-Month USD-CPURNSA Index	1.825	11/29/2016		19,100	(8)	(522)	0	(530)
	Receive	3-Month USD-CPURNSA Index	1.930	02/10/2017		9,200	0	(264)	0	(264)
	Receive	3-Month USD-CPURNSA Index	2.173	11/01/2018		16,200	0	(809)	0	(809)
	Receive	3-Month USD-CPURNSA Index	1.725	03/04/2019		2,925	0	(40)	0	(40)

FBF	Pay	1-Month GBP-UKRPI	3.353	05/15/2030	GBP	1,000	0	45	45	0
	Pay	1-Month GBP-UKRPI	3.500	10/15/2044		1,200	(39)	151	112	0
	Pay	1-Month GBP-UKRPI	3.550	11/15/2044		1,400	2	168	170	0
	Pay	1-Year BRL-CDI	13.450	01/04/2021	BRL	9,100	1	(175)	0	(174)

GLM	Pay	1-Month GBP-UKRPI	3.140	01/14/2030	GBP	8,950	0	86	86	0
	Pay	1-Month GBP-UKRPI	3.195	04/15/2030		9,000	0	82	82	0
	Pay	1-Month GBP-UKRPI	3.320	05/15/2030		8,500	0	310	310	0
	Pay	1-Month GBP-UKRPI	3.400	06/15/2030		1,700	5	82	87	0
	Pay	1-Month GBP-UKRPI	3.325	08/15/2030		17,200	(55)	491	436	0
	Pay	1-Month GBP-UKRPI	3.358	04/15/2035		2,700	0	29	29	0
	Receive	1-Year BRL-CDI	16.150	01/04/2021	BRL	25,200	(13)	57	44	0
	Receive	3-Month EUR-EXT-CPI Index	0.650	09/15/2018	EUR	1,500	0	(3)	0	(3)
	Receive	3-Month EUR-EXT-CPI Index	0.650	10/15/2018		4,100	1	(6)	0	(5)
	Receive	3-Month USD-CPURNSA Index	1.730	04/15/2016	$	31,100	(66)	(698)	0	(764)
	Receive	3-Month USD-CPURNSA Index	2.415	02/12/2017		43,800	24	(2,479)	0	(2,455)
	Receive	3-Month USD-CPURNSA Index	1.942	04/15/2017		73,000	0	(2,738)	0	(2,738)
	Receive	3-Month USD-CPURNSA Index	2.175	10/01/2018		26,500	49	(1,372)	0	(1,323)

HUS	Pay	1-Year BRL-CDI	13.421	01/04/2021	BRL	17,100	0	(330)	0	(330)
	Pay	1-Year BRL-CDI	13.450	01/04/2021		6,200	1	(120)	0	(119)

JPM	Pay	1-Month GBP-UKRPI	3.275	09/15/2030	GBP	4,400	0	51	51	0
	Receive	3-Month EUR-EXT-CPI Index	0.580	10/15/2017	EUR	4,500	0	(12)	0	(12)

MYC	Receive	3-Month EUR-EXT-CPI Index	0.623	09/15/2018		2,500	0	(3)	0	(3)
	Pay	3-Month USD-CPURNSA Index	2.058	05/12/2025	$	5,100	0	103	103	0

RYL	Receive	3-Month USD-CPURNSA Index	1.935	10/23/2016		13,100	(39)	(364)	0	(403)
	Receive	3-Month USD-CPURNSA Index	2.250	07/15/2017		61,200	108	(3,718)	0	(3,610)

SOG	Receive	3-Month EUR-EXT-CPI Index	0.680	10/15/2018	EUR	1,600	1	(5)	0	(4)

UAG	Receive	3-Month EUR-EXT-CPI Index	0.525	10/15/2017		9,300	4	(18)	0	(14)
	Receive	3-Month EUR-EXT-CPI Index	0.610	09/15/2018		5,400	0	(5)	0	(5)

							$552	$(21,566)	$3,576	$(24,590)

Total Swap Agreements							$(1,094)	$(20,904)	$3,796	$(25,794)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2015	23

Schedule of Investments PIMCO Real Return Portfolio (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of December 31, 2015:

(j)	Securities with an aggregate market value of $28,120 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2015.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (6)
BOA	$2,486	$0	$647	$3,133	$(68)	$0	$(79)	$(147)	$2,986	$(2,964)	$22
BPS	424	0	292	716	0	(21)	(8,443)	(8,464)	(7,748)	7,995	247
BRC	0	0	0	0	(11)	0	(851)	(862)	(862)	1,135	273
CBK	517	0	691	1,208	(760)	(21)	(225)	(1,006)	202	(234)	(32)
DUB	2,241	0	611	2,852	(784)	(41)	(3,502)	(4,327)	(1,475)	484	(991)
FBF	0	243	327	570	0	(652)	(174)	(826)	(256)	266	10
GLM	412	12	1,074	1,498	(1,367)	(691)	(7,288)	(9,346)	(7,848)	7,577	(271)
GST	0	0	0	0	0	0	(80)	(80)	(80)	317	237
HUS	143	0	0	143	(2,791)	0	(449)	(3,240)	(3,097)	3,889	792
JPM	6,773	0	51	6,824	(637)	(734)	(482)	(1,853)	4,971	(5,200)	(229)
MSB	558	0	0	558	(181)	0	0	(181)	377	(260)	117
MYC	0	2,951	103	3,054	0	(1,367)	(185)	(1,552)	1,502	(1,730)	(228)
NGF	0	11	0	11	0	(53)	0	(53)	(42)	0	(42)
RYL	0	0	0	0	0	(24)	(4,013)	(4,037)	(4,037)	4,176	139
SCX	162	0	0	162	0	0	0	0	162	0	162
SOG	0	0	0	0	(196)	0	(4)	(200)	(200)	11	(189)
TDM	170	0	0	170	(91)	0	0	(91)	79	0	79
UAG	579	0	0	579	(976)	0	(19)	(995)	(416)	340	(76)

Total Over the Counter	$14,465	$3,217	$3,796	$21,478	$(7,862)	$(3,604)	$(25,794)	$(37,260)

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$441	$441
Swap Agreements	0	50	0	0	879	929

	$0	$50	$0	$0	$1,320	$1,370

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$14,465	$0	$14,465
Purchased Options	0	0	0	0	3,217	3,217
Swap Agreements	0	220	0	0	3,576	3,796

	$0	$220	$0	$14,465	$6,793	$21,478

	$0	$270	$0	$14,465	$8,113	$22,848

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$8	$0	$0	$0	$280	$288
Swap Agreements	0	0	0	0	1,780	1,780

	$8	$0	$0	$0	$2,060	$2,068

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$7,862	$0	$7,862
Written Options	0	9	0	324	3,271	3,604
Swap Agreements	0	1,204	0	0	24,590	25,794

	$0	$1,213	$0	$8,186	$27,861	$37,260

	$8	$1,213	$0	$8,186	$29,921	$39,328

24	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2015

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended December 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(169)	$(169)
Written Options	160	0	0	0	443	603
Futures	146	0	0	0	(15,821)	(15,675)
Swap Agreements	0	242	0	0	(45,942)	(45,700)

	$306	$242	$0	$0	$(61,489)	$(60,941)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$82,687	$0	$82,687
Purchased Options	0	0	0	0	(2,837)	(2,837)
Written Options	0	670	0	962	3,164	4,796
Swap Agreements	0	471	0	93	2,816	3,380

	$0	$1,141	$0	$83,742	$3,143	$88,026

	$306	$1,383	$0	$83,742	$(58,346)	$27,085

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$4	$4
Futures	273	0	0	0	(76)	197
Swap Agreements	0	(30)	0	0	24,691	24,661

	$273	$(30)	$0	$0	$24,619	$24,862

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(15,585)	$0	$(15,585)
Purchased Options	0	0	0	0	(1,300)	(1,300)
Written Options	0	(87)	0	485	2,315	2,713
Swap Agreements	0	724	0	0	(2,214)	(1,490)

	$0	$637	$0	$(15,100)	$(1,199)	$(15,662)

	$273	$607	$0	$(15,100)	$23,420	$9,200

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2015 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2015
Investments in Securities, at Value
Bank Loan Obligations	$0	$96	$0	$96
Corporate Bonds & Notes
Banking & Finance	0	257,531	0	257,531
Industrials	0	36,304	0	36,304
Utilities	0	16,033	0	16,033
Municipal Bonds & Notes
West Virginia	0	590	0	590
U.S. Government Agencies	0	28,921	0	28,921
U.S. Treasury Obligations	0	2,840,970	0	2,840,970
Non-Agency Mortgage-Backed Securities	0	108,663	0	108,663
Asset-Backed Securities	0	76,905	0	76,905
Sovereign Issues	0	256,376	0	256,376
Short-Term Instruments
Certificates of Deposit	0	14,225	0	14,225
Repurchase Agreements	0	744	0	744
U.S. Treasury Bills	0	30,173	0	30,173
	$0	$3,667,531	$0	$3,667,531

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2015
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$36,839	$0	$0	$36,839

Total Investments	$36,839	$3,667,531	$0	$3,704,370

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	441	929	0	1,370
Over the counter	0	21,478	0	21,478
	$441	$22,407	$0	$22,848

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(288)	(1,780)	0	(2,068)
Over the counter	0	(37,260)	0	(37,260)
	$(288)	$(39,040)	$0	$(39,328)

Totals	$36,992	$3,650,898	$0	$3,687,890

There were no significant transfers between Levels 1, 2, or 3 during the period ended December 31, 2015.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2015	25

Notes to Financial Statements

1. ORGANIZATION

The PIMCO Real Return Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Institutional, Administrative, and Advisor. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies are recorded as dividend income. Long-term capital gain distributions received from registered investment companies are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract (see Financial Derivative Instruments, if any). Realized foreign exchange gains or losses arising from sales of spot foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains and losses arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and

26	PIMCO VARIABLE INSURANCE TRUST

December 31, 2015

administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Portfolio’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of transactions that may cause character differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed (overdistributed) net realized gains (losses) and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) Statement of Cash Flows  U.S. GAAP requires entities providing financial statements that report both financial position and results of operations to also provide a Statement of Cash Flows for each period for which results of operations are provided, but exempts investment companies meeting certain conditions. One of the conditions is that substantially all of the enterprise’s investments were carried at fair value during the period and classified as Level 1 or Level 2 in the fair value hierarchy in accordance with the requirements of U.S. GAAP. Another condition is that the enterprise had little or no debt, based on the average debt outstanding during the period, in relation to average total assets. Portfolios with certain degrees of borrowing activity, typically through the use of reverse repurchase agreements, sale-buyback transactions, or a line of credit, have been determined to be at a level requiring a Statement of Cash Flows. The Statement of Cash Flows has been prepared using the indirect method which requires net increase (decrease) in net assets resulting from operations to be adjusted to reconcile to net cash flows from operating activities.

(f) New Accounting Pronouncements  In June 2014, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2014-11, that expanded secured borrowing accounting for certain repurchase agreements. The ASU also sets forth additional disclosure requirements for certain transactions accounted for as sales in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. The ASU became effective prospectively for annual periods beginning after December 15, 2014, and interim periods beginning after March 15, 2015. The Portfolio has adopted the ASU. The financial statements have been modified to provide enhanced disclosures surrounding secured borrowing transactions, if any. See the Notes to Schedule of Investments for additional details.

In August 2014, the FASB issued ASU 2014-15 requiring management to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the entity’s ability to continue as a going concern. The ASU is effective prospectively for annual periods ending after December 15, 2016, and interim periods thereafter. At this time, management is evaluating the implications of these changes on the financial statements.

In May 2015, the FASB issued ASU 2015-07 which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the NAV per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of the Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets attributable to the Portfolio or class, less any liabilities, by the total number of shares outstanding of the Portfolio or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio shares are ordinarily valued as of the close of regular trading

ANNUAL REPORT	DECEMBER 31, 2015	27

Notes to Financial Statements (Cont.)

(“NYSE Close”). Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Portfolio reserves the right to change the time its NAV is calculated if the Portfolio closes earlier, or as permitted by the SEC.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services or other pricing sources. With respect to any portion of the Portfolio’s assets that are invested in one or more open-end management investment companies (other than exchange-traded funds (“ETFs”)), a Portfolio’s NAV will be calculated based upon the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of

Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. Foreign (non-U.S.) exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has

28	PIMCO VARIABLE INSURANCE TRUST

December 31, 2015

delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board (“Valuation Oversight Committee”), generally based on recommendations provided by the Adviser. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When a Portfolio uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1 — Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers in and out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations,

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Notes to Financial Statements (Cont.)

sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemption where the inputs to the NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Prior to July 31, 2015, short-term investments having a maturity of 60 days or less and repurchase agreements were generally valued at amortized cost which approximates fair value. Short-term debt instruments having a remaining maturity of 60 days or less are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. Other than swap agreements, which are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services or other pricing sources, these contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange (if available). For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

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The validity of the fair value is reviewed by the Adviser on a periodic basis and may be amended in accordance with the Trust’s valuation procedures.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Portfolio. The tables below show the Portfolio’s transactions in and earnings from investments in these affiliated Funds for the period ended December 31, 2015 (amounts in thousands†):

Investments in PIMCO Short-Term Floating NAV Portfolio*

Market Value 12/31/2014	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2015	Dividend Income (1)	Realized Net Capital Gain Distributions (1)
$10	$0	$(10)	$0	$0	$0	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	A portion of this may be recharacterized to return of capital and reflected as such on tax forms mailed to shareholders on or about January 31st following each calendar year.
*	Effective July 1, 2015, the Portfolio was liquidated.

Investments in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2014	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2015	Dividend Income (1)	Realized Net Capital Gain Distributions (1)
$155,201	$4,351,395	$(4,469,850)	$235	$(142)	$36,839	$496	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	A portion of this may be recharacterized to return of capital and reflected as such on tax forms mailed to shareholders on or about January 31st following each calendar year.

(b) Investments in Securities

Delayed-Delivery Transactions  The Portfolio may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Portfolio will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain or loss. When the Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

Loan Participations, Assignments and Originations  The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by a Portfolio. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases

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Notes to Financial Statements (Cont.)

assignments from lenders it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Portfolio may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Portfolio may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Portfolio may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. As of December 31, 2015, the Portfolio had no unfunded loan commitments outstanding.

Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Portfolio’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the

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collateral may decline in value or default, (iii) the Portfolio may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location of these instruments is described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for the receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  The Portfolio may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the

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Notes to Financial Statements (Cont.)

transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  The Portfolio may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and

Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“Futures Variation Margin”). Gains or losses are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  The Portfolio may write or purchase options to enhance returns or to hedge an existing position or future investment. The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio, as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the

34	PIMCO VARIABLE INSURANCE TRUST

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written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed.

Inflation-Capped Options  The Portfolio may write or purchase inflation-capped options to enhance returns or for hedging opportunities. The purpose of purchasing inflation-capped options is to protect the Portfolio from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Credit Default Swaptions  The Portfolio may write or purchase credit default swaptions to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection to a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Interest Rate Swaptions  The Portfolio may write or purchase interest rate swaptions which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Foreign Currency Options  The Portfolio may write or purchase foreign currency options. Purchasing foreign currency options gives the Portfolio the right, but not the obligation to buy or sell the currency with specified amounts of currency and a rate of exchange that may be exercised by a certain date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are included within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

For purposes of applying the Portfolio’s investment policies and restrictions, swap agreements are generally valued by the Portfolio at market value. In the case of a credit default swap (see below), however, in applying certain of the Portfolio’s investment policies and restrictions the Portfolio will value the credit default swap at its full notional value or its exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions. For example,

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Notes to Financial Statements (Cont.)

the Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines (if any) because such value reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements  A Portfolio may use credit default swaps on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Portfolio owns or has exposure to the referenced obligation) or take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

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December 31, 2015

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL RISKS

In the normal course of business, the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in financial derivative instruments and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Portfolio may lose money if these changes are not anticipated by the Portfolio’s management. The Portfolio may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Duration is a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. Convexity is an additional measure of interest rate sensitivity that measures the rate of change of duration in response to changes in interest rates. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). At

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Notes to Financial Statements (Cont.)

present, the U.S. is experiencing historically low interest rates. The Portfolio may be subject to heightened interest rate risk because the Fed has ended its quantitative easing program and has begun, and may continue, to raise interest rates. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause the Portfolio to lose value. If the Portfolio lost enough value, the Portfolio could face increased redemptions by shareholders, which could further impair its performance.

To the extent that the Portfolio may invest in securities and instruments that are economically tied to Russia, the Portfolio is subject to various risks such as, but not limited to political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, and unpredictable taxation. Investments in Russia are particularly subject to the risk that further economic sanctions may be imposed by the United States and/or other countries. Such sanctions — which may impact companies in many sectors, including energy, financial services and defense, among others — may negatively impact the Portfolio’s performance and/or ability to achieve its investment objective. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, difficulties in obtaining accurate prices, a smaller market capitalization and a smaller number of traded securities. Settlement, clearing and registration of securities transactions are subject to risks, which may result in significant delays or problems in registering the transfer of securities, including issues with foreign nominee accounts held with custodian banks. It is possible that the ownership rights of the Portfolio could be lost through fraud or negligence. In addition, it may be difficult for the Portfolio to enforce any rights it may have in the event of loss of share registration. Adverse currency exchange rates are a risk and there may be a lack of available currency hedging instruments. Investments in Russia may be subject to the risk of nationalization or expropriation of assets. Oil, natural gas, metals, and timber account for a significant portion of Russia’s exports, leaving the country vulnerable to swings in world prices.

If the Portfolio invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivative instruments that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged.

Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency-denominated securities may reduce the Portfolio’s returns.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges, where applicable. For financial derivative instruments traded on exchanges or clearinghouses, the primary credit risk is the creditworthiness of the Portfolio’s clearing broker or the exchange or clearinghouse itself. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivative instruments contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities and financial derivative instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. PIMCO, as the Adviser, minimizes counterparty risks to the Portfolio through a number of ways. Prior to entering into transactions with a new counterparty, the PIMCO Counterparty Risk Committee conducts an extensive credit review of such counterparty and must approve the use of such counterparty. Furthermore, pursuant to the terms of the underlying contract, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold, such counterparty shall advance collateral to

38	PIMCO VARIABLE INSURANCE TRUST

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the Portfolio in the form of cash or securities equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared over the counter (“OTC”) derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk is significantly reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of an FCM default scenario further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination

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Notes to Financial Statements (Cont.)

include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.25%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $35,000, plus $3,600 for each Board meeting attended in person, $750 for each committee meeting attended and $750 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $5,000, the valuation oversight committee lead receives an additional annual retainer of $3,250 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads) and the governance committee chair receives an additional annual retainer of $1,500.

These expenses are allocated on a pro rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio, which does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8 and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

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December 31, 2015

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended December 31, 2015, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 under the Act (amounts in thousands):

Purchases	Sales
$86,771	$135,984

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs to the Portfolio including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The transaction costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2015, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$3,664,744	$3,694,867	$687,780	$756,275

12. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2015		Year Ended 12/31/2014
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	3,239	$41,220	3,417	$44,647
Administrative Class	15,642	199,728	19,888	259,777
Advisor Class	5,974	76,807	5,715	74,239
Issued as reinvestment of distributions
Institutional Class	616	7,388	179	2,356
Administrative Class	7,320	87,630	2,813	37,161
Advisor Class	1,799	21,499	484	6,407
Cost of shares redeemed
Institutional Class	(2,327)	(29,633)	(1,963)	(25,484)
Administrative Class	(39,005)	(498,829)	(54,452)	(709,903)
Advisor Class	(2,346)	(29,871)	(5,236)	(68,111)
Net increase (decrease) resulting from Portfolio share transactions	(9,088)	$(124,061)	(29,155)	$(378,911)

As of December 31, 2015, three shareholders each owned 10% or more of the Portfolio’s total outstanding shares comprising 48% of the Portfolio. One shareholder is a related party and comprises 15% of the Portfolio. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

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Notes to Financial Statements (Cont.)

13. REGULATORY AND LITIGATION MATTERS

The Portfolio is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

PIMCO has received a Wells Notice from the staff of the U.S. Securities and Exchange Commission (“SEC”) that relates to the PIMCO Total Return Active Exchange-Traded Fund (“BOND”), a series of PIMCO ETF Trust. The notice indicates the staff’s preliminary determination to recommend that the SEC commence a civil action against PIMCO stemming from a non-public investigation relating to BOND. A Wells Notice is neither a formal allegation of wrongdoing nor a finding that any law was violated.

This matter principally pertains to the valuation of smaller sized positions in non-agency mortgage-backed securities purchased by BOND between its inception on February 29, 2012 and June 30, 2012, BOND’s performance disclosures for that period, and PIMCO’s compliance policies and procedures related to these matters.

The Wells process provides PIMCO with the opportunity to demonstrate to the SEC staff why it believes its conduct was appropriate, in keeping with industry standards, and that no action should be taken. PIMCO believes that this matter is unlikely to have a material adverse effect on any Portfolio or on PIMCO’s ability to provide investment management services to any Portfolio.

The foregoing speaks only as of the date of this report.

14. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and

distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2015, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2012-2014, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of December 31, 2015, the components of distributable taxable earnings are as follows (amounts in thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Qualified Late-Year Loss Deferral — Capital (4)	Qualified Late-Year Loss Deferral — Ordinary (5)
PIMCO Real Return Portfolio	$9,124	$—	$(220,423)	$(782)	$(90,763)	$—	$—

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, treasury inflation-protected securities, lehman securities and sale/buyback transactions.

(2)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals and distributions payable at fiscal year-end.

(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2015 through December 31, 2015 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
(5)	Specified losses realized during the period November 1, 2015 through December 31, 2015, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

42	PIMCO VARIABLE INSURANCE TRUST

December 31, 2015

Under the Regulated Investment Company Act of 2010, a Portfolio is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law. As of December 31, 2015, the Portfolio had the following post-effective capital losses with no expiration (amounts in thousands):

	Short-Term	Long-Term
PIMCO Real Return Portfolio	$38,568	$52,195

As of December 31, 2015, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (6)
PIMCO Real Return Portfolio	$3,899,882	$11,834	$(207,346)	$(195,512)

(6)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, treasury inflation-protected securities, lehman holdings and sale/buyback transactions.

For the years ended December 31, 2015 and December 31, 2014, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

	Fiscal Year Ended	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)
PIMCO Real Return Portfolio	12/31/2015	$116,517	$—	$—
	12/31/2014	$45,924	$—	$—

(7)	Includes short-term capital gains, if any, distributed.
(8)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

ANNUAL REPORT	DECEMBER 31, 2015	43

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and Shareholders of PIMCO Real Return Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets, and of cash flows and the financial highlights present fairly, in all material respects, the financial position of PIMCO Real Return Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2015, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 18, 2016

44	PIMCO VARIABLE INSURANCE TRUST

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BCY	Barclays Capital, Inc.	GLM	Goldman Sachs Bank USA	MYC	Morgan Stanley Capital Services, Inc.
BOA	Bank of America N.A.	GSC	Goldman Sachs & Co.	NGF	Nomura Global Financial Products, Inc.
BPG	BNP Paribas Securities Corp.	GST	Goldman Sachs International	RYL	Royal Bank of Scotland Group PLC
BPS	BNP Paribas S.A.	HUS	HSBC Bank USA N.A.	SCX	Standard Chartered Bank
BRC	Barclays Bank PLC	JPM	JPMorgan Chase Bank N.A.	SOG	Societe Generale
CBK	Citibank N.A.	MSB	Morgan Stanley Bank, N.A	SSB	State Street Bank and Trust Co.
DUB	Deutsche Bank AG	MSC	Morgan Stanley & Co., Inc.	TDM	TD Securities (USA) LLC
FBF	Credit Suisse International	MYI	Morgan Stanley & Co. International PLC	UAG	UBS AG Stamford

Currency Abbreviations:
AUD	Australian Dollar	INR	Indian Rupee	NZD	New Zealand Dollar
BRL	Brazilian Real	JPY	Japanese Yen	SGD	Singapore Dollar
CNH	Chinese Renminbi (Offshore)	KRW	South Korean Won	TWD	Taiwanese Dollar
COP	Colombian Peso	MXN	Mexican Peso	USD (or $)	United States Dollar
EUR	Euro	MYR	Malaysian Ringgit	ZAR	South African Rand
GBP	British Pound

Exchange Abbreviations:
OTC	Over the Counter

Index/Spread Abbreviations:
CDX.HY	Credit Derivatives Index - High Yield	CPALEMU	Euro Area All Items Non-Seasonally Adjusted Index	EXT-CPI	Excluding Tobacco-Non-revised Consumer Price Index
CDX.IG	Credit Derivatives Index - Investment Grade	CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	UKRPI	United Kingdom Retail Price Index

Other Abbreviations:
ALT	Alternate Loan Trust	LIBOR	London Interbank Offered Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio
CDI	Brazil Interbank Deposit Rate	NCUA	National Credit Union Administration	YOY	Year-Over-Year
CLO	Collateralized Loan Obligation	REMIC	Real Estate Mortgage Investment Conduit

ANNUAL REPORT	DECEMBER 31, 2015	45

Management of the Trust

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Portfolio’s website at pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees*

Brent R. Harris (1959) Chairman of the Board and Trustee	08/1997 to present	Managing Director, PIMCO. Formerly, member of Executive Committee, PIMCO.	168	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute.

Douglas M. Hodge (1957) Trustee	02/2010 to present	Managing Director, Chief Executive Officer, PIMCO (since 2/14); Chief Operating Officer, PIMCO (7/09 – 2/14); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	146	Trustee, PIMCO Funds; Trustee, PIMCO ETF Trust.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company; Formerly, Executive Advisor, Toyota Financial Services; CEO, Toyota Financial Services.	146	Trustee, PIMCO Funds; Trustee, PIMCO ETF Trust.

E. Philip Cannon (1940) Trustee	05/2000 to present	Private Investor. Formerly, President, Houston Zoo.	168	Trustee, PIMCO Funds; Trustee, PIMCO ETF; Trustee, PIMCO Equity Series; and Trustee, PIMCO Equity Series VIT. Formerly, Trustee, Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments).	168	Trustee, PIMCO Funds; Trustee, PIMCO ETF Trust; Trustee, PIMCO Equity Series; and Trustee, PIMCO Equity Series VIT. Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group).	146	Trustee, PIMCO Funds; Trustee, PIMCO ETF Trust.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	168	Trustee, PIMCO Funds; Trustee, PIMCO ETF; Trustee, PIMCO Equity Series; and Trustee, PIMCO Equity Series VIT.

Ronald C. Parker (1951) Trustee	07/2009 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products).	168	Trustee, PIMCO Funds; Trustee, PIMCO ETF Trust; Trustee, PIMCO Equity Series; and Trustee, PIMCO Equity Series VIT.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.

** Trustees serve until their successors are duly elected and qualified.

46	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*

Peter G. Strelow (1970) President	01/2015 to present Senior Vice President 11/2013 to 01/2015 Vice President 05/2008 to 11/2013	Managing Director, PIMCO. President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

David C. Flattum (1964) Chief Legal Officer	11/2006 to present	Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to present	Managing Director and Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Brent R. Harris (1959) Senior Vice President	01/2015 to present President 03/2009 to 01/2015	Managing Director and current member of Executive Committee, PIMCO. Senior Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to present	Managing Director, Chief Executive Officer, PIMCO (since 2/14); Chief Operating Officer, PIMCO (7/09 – 2/14); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management. Senior Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Kevin M. Broadwater (1964) Vice President - Senior Counsel	05/2012 to present	Executive Vice President and Deputy General Counsel, PIMCO. Vice President – Senior Counsel, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Joshua D. Ratner (1976)** Vice President - Senior Counsel, Secretary	11/2013 to present Assistant Secretary 10/2007 to 01/2011	Executive Vice President and Senior Counsel, PIMCO. Chief Legal Officer, PIMCO Investments LLC. Vice President — Senior Counsel, Secretary, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Secretary and Chief Legal Officer, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Stacie D. Anctil (1969) Vice President	05/2015 to present Assistant Treasurer 11/2003 to 05/2015	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

William G. Galipeau (1974) Vice President	11/2013 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Treasurer, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds. Formerly, Vice President, Fidelity Investments.

Eric D. Johnson (1970)** Vice President	05/2011 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

Henrik P. Larsen (1970) Vice President	02/1999 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Greggory S. Wolf (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Trent W. Walker (1974) Treasurer	11/2013 to present Assistant Treasurer 05/2007 to 11/2013	Executive Vice President, PIMCO. Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Assistant Treasurer, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

Jason J. Nagler (1982)** Assistant Treasurer	05/2015 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds. Formerly, Head of Mutual Fund Reporting, GMO and Assistant Treasurer, GMO Trust and GMO Series Trust Funds.

* The term “PIMCO Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit Income Fund, PIMCO Dynamic Income Fund, PIMCO Global StocksPLUS & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.

** The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

ANNUAL REPORT	DECEMBER 31, 2015	47

Privacy Policy1

(Unaudited)

The Trust2 considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ non-public personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on applicable websites.

Respecting Your Privacy

As a matter of policy, the Trust does not disclose any non-public personal information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust or its affiliates may also retain non-affiliated companies to market the Trust’s shares or products which use the Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Trust reserves the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any fund advised by PIMCO in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Trust may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

Information Collected from Websites

Websites maintained by the Trust or its service providers may use a variety of technologies to collect information that help the Trust and its service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. In addition, the Trust or its Service Affiliates may use third parties to place advertisements for the Trust on other websites, including banner advertisements. Such third parties may collect anonymous information through the use of cookies or action tags (such as web beacons). The information these third parties collect is generally limited to technical and web navigation information, such as your IP address, web pages visited and browser type, and does not include personally identifiable information such as name, address, phone number or email address.

You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly.

Changes to the Privacy Policy

From time to time, the Trust may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Effective as of September 5, 2014.

2 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined policy may be written in the first person (i.e., by using “we” instead of “the Trust”).

48	PIMCO VARIABLE INSURANCE TRUST

Approval of Investment Advisory Contract and Other Agreements

(Unaudited)

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement and Amended and Restated Asset Allocation Sub-Advisory Agreement

At a meeting held on August 10-11, 2015, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved the Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) between the Trust, on behalf of each of the Trust’s series (the “Portfolios”), and Pacific Investment Management Company LLC (“PIMCO”) for an additional one-year term through August 31, 2016. The Board also considered and unanimously approved for an additional one-year term through August 31, 2016, the Supervision and Administration Agreement (together with the Investment Advisory Contract, the “Agreements”) between the Trust, on behalf of the Portfolios, and PIMCO. In addition, the Board considered and unanimously approved the renewal of the Amended and Restated Asset Allocation Sub-Advisory Agreement (the “Asset Allocation Agreement”) between PIMCO, on behalf of PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, and Research Affiliates, LLC (“Research Affiliates”) for an additional one-year term through August 31, 2016.

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of the past year, the Trustees received a wide variety of materials relating to the services provided by PIMCO and Research Affiliates to the Trust. At each of its quarterly meetings, the Board reviewed the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including shareholder services, valuation and custody, the Portfolios’ compliance program and other information relating to the nature, extent and quality of services provided by PIMCO and Research Affiliates to the Trust. In considering whether to approve the renewal of the Agreements and the Asset Allocation Agreement, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial information for PIMCO and, where relevant, Research Affiliates, information regarding the profitability to PIMCO of its relationship with the Portfolios, information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Portfolios, and information about the fees charged and services provided to other clients with similar investment mandates as the Portfolios (where applicable). In addition, the Board reviewed materials provided by counsel to the Trust and the Independent Trustees, which included, among other things, memoranda outlining legal duties of the Board in considering the continuation of the Agreements and the Asset Allocation Agreement.

(b) Review Process:  In connection with the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed written materials prepared by PIMCO and, where applicable, Research Affiliates in response to requests from counsel to the Trust and the Independent Trustees. The Board requested and received assistance and advice regarding applicable legal standards from counsel to the Trust and the Independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board heard oral presentations on matters related to the Agreements and the Asset Allocation Agreement and met both as a full Board and in a separate session of the Independent Trustees, without management present, at the August 10-11, 2015 meeting. The Independent Trustees also conducted a telephonic meeting with counsel to the Trust and the Independent Trustees on July 30, 2015 and executive sessions on August 10, 2015 to discuss the materials presented. In addition, the Independent Trustees requested and received from PIMCO additional information including, but not limited to, information related to profitability and comparative performance information.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and the Asset Allocation Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in assets under management. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes

ANNUAL REPORT	DECEMBER 31, 2015	49

Approval of Investment Advisory Contract and Other Agreements (Cont.)

available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to reasonably assure compliance with applicable laws and regulations and its commitment to these programs, its oversight of matters that may involve conflicts of interest between the Portfolios’ investments and those of other accounts managed by PIMCO, and its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has enhanced PIMCO’s service to the Funds and has allowed PIMCO to introduce innovative new funds over time. In addition, the Board considered the nature and quality of services provided by PIMCO to the wholly-owned subsidiaries of applicable Portfolios.

The Trustees considered information they had received about the steps that PIMCO has taken in recent years with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the counterparty risk committee, which oversees counterparty risk on a firm-wide basis, continually evaluating requests to add or remove approved counterparties as market needs and conditions warrant. The Trustees also considered that, over the last several years, PIMCO has continued to strengthen the process it uses to assess the financial stability of counterparties with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that, consistent with its fiduciary duty, PIMCO executes transactions through a competitive best execution process and uses only those counterparties that meet its stringent and monitored criteria. The Trustees considered that PIMCO’s collateral management team utilizes a counterparty risk system to analyze portfolio level exposure and collateral being exchanged with counterparties.

In addition, the Trustees considered new services and service enhancements that PIMCO has implemented since the Board renewed the Agreements in 2014, including, but not limited to: conducting a targeted review of quality and efficiency in the valuation process; expanding the analytical review of shareholder reports by State Street Bank and Trust Company, the Portfolios’ custodian; developing a process for monthly forecasts of taxable and book income to enhance portfolio management of investment income; continuing the expansion of a proprietary performance reconciliation tool, which includes next-

day comparison of daily internal performance to custodian bank performance to identify potential errors and guardrail net asset value calculations; developing and implementing the Global Process Monitor application, which includes real-time tracking and escalation protocols for critical activities; and implementing monthly cash flow reporting processes to support client and media demands for information about investor flows and assets under management data. The Trustees also considered the recent outflows from the Portfolios. The Trustees further considered whether the decline in the Portfolios’ assets and the reduction in PIMCO’s total assets under management materially impacted the service quality or resources available to the Portfolios. The Trustees concluded that there has been no adverse impact to service quality or resources available to the Portfolios.

Similarly, the Board considered the asset allocation services provided by Research Affiliates to the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio. The Board noted that the PIMCO All Asset All Authority Portfolio recently commenced operations. The Board also considered the depth and quality of Research Affiliates’ investment management and research capabilities, the experience and capabilities of its portfolio management personnel and, in particular, the experience and capabilities of Robert Arnott, Research Affiliates’ principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by Research Affiliates under the Asset Allocation Agreement are likely to benefit the Portfolios and their respective shareholders (as applicable).

(b) Other Services:  The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust pursuant to the Administration Agreement.

The Board considered the terms of the Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services provided pursuant to that agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue

50	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

to increase. The Board considered PIMCO’s provision of these services and its supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives available in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited, and will likely continue to benefit, the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board received and examined information from PIMCO concerning the Portfolios’ performance, as available, over short- and long-term periods ended May 31, 2015 and other performance data, as available, over short- and long-term periods ended June 30, 2015 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ performance, as available, over short- and long-term periods ended May 31, 2015 (the “Lipper Report”).

The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 10-11, 2015 meeting. The Trustees noted that a majority of the Portfolios outperformed their respective Lipper medians over the three-year and longer periods ended May 31, 2015.

The Board also noted that, as of May 31, 2015, the Administrative Class of 44%, 79% and 92% of the Portfolios outperformed its Lipper category median on a net-of-fees basis over the three-year, five-year and ten-year periods, respectively. The Trustees considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of investments and that differences in performance among classes could principally be attributed to differences in the supervisory and administrative fees and distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups and that the Lipper categories do not: separate funds based upon maturity or duration; account for the applicable Portfolios’ hedging strategies; distinguish between enhanced index and actively managed equity strategies; include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” Lipper category to which they do not properly belong); or account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may not be particularly relevant to the consideration of Portfolio performance.

The Board noted that 63% or more of the assets of the Trust had outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods ending May 31, 2015 (based on the performance of the Administrative Class). The Board also noted that 8 of 14 Portfolios, representing 69% of the total assets of the Trust, had outperformed their respective benchmark indexes on a net-of-fees basis over the five-year period ending May 31, 2015. The Board also noted that, while the Lipper universe comparisons provide a valuable performance comparison reference, there are certain Portfolios that do not fit neatly into their respective Lipper classifications. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward. The Board also considered that the Trust’s assets were over $20 billion as of December 31, 2014.

The Board considered PIMCO’s discussion of the intensive nature of managing bond funds, noting that it requires the management of a number of factors, including: varying maturities; prepayments; collateral management; counterparty management; pay-downs; credit events; workouts; derivatives; net new issuance in the bond market; and decreased market maker inventory levels. The Board noted that in addition to managing these factors, PIMCO must also balance risk controls and strategic positions in each portfolio it manages, including the Portfolios. Despite these challenges, the Board noted that PIMCO has generated “alpha” (i.e., non-market correlated excess performance) for its clients over time, including the Trust.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price funds to scale at the outset with reference to the total expense ratios of the respective Lipper median (if available), while providing a premium for innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory services and supervisory

ANNUAL REPORT	DECEMBER 31, 2015	51

Approval of Investment Advisory Contract and Other Agreements (Cont.)

and administrative services may vary in light of these various factors. The Board also considered that PIMCO reviews the Portfolios’ fee levels and carefully considers reductions where appropriate. Further, the Board noted that PIMCO believes that the growth in the Trust’s assets under management over the long-term and long-term positive net flows are important indicators of proper and effective pricing.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. The Board also reviewed information relating to the sub-advisory fees paid to Research Affiliates with respect to applicable Portfolios, taking into account that PIMCO compensates Research Affiliates from the advisory fees paid by such Portfolios to PIMCO. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in a “Peer Group” of comparable funds, as well as the universe of other similar funds. The Board noted that a number of Portfolios have total expense ratios that fall below the average and median expense ratios in their Peer Group and Lipper universe. In addition, the Board noted the fee waivers in place with respect to the fees that might result from investments by applicable Portfolios in their respective wholly-owned subsidiaries.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts and as sub-adviser to other investment companies with a similar investment strategy, including differences in advisory services provided. The Board noted that advisory fees for most Portfolios were similar to the fee rates charged to separate account strategies with the same investment strategies as the Portfolios. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including differences in the advisory and other services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees.

Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third-party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Portfolios. The Trustees also took into account that there are various reasons for any such difference in fees, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial risk and regulatory requirements, differing legal liabilities on a contract-by-contract basis and different servicing requirements when it does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations as compared to when PIMCO serves as investment adviser and sponsor.

The Board considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board also considered that as the Portfolios’ business has become increasingly complex, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. In addition, the Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee and, in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board further considered that many other funds pay for these services separately, and thus it is difficult to directly compare the Trust’s unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board also considered that the unified supervisory and administrative fee leads to Portfolio fees that are fixed, rather than variable. The Board noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease. The Board also considered that the Portfolios’ unified fee structure meant that fees were not impacted by recent outflows in certain Portfolios, unlike funds without a unified fee structure, which may see increased expense ratios when fixed costs are passed through to a smaller asset base. The Board further noted that, with few exceptions, PIMCO has generally maintained Portfolio fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall Portfolio fees, which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed with PIMCO those Portfolios and/or classes of Portfolios that had above median total expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few peers (if any), and cannot easily be grouped with comparable funds. Upon comparing the Portfolios’ total expenses to other funds in the “Peer Groups” provided by Lipper, the Board found total expenses of each Portfolio to be reasonable.

52	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying funds in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying funds. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

Based on the information presented by PIMCO, Research Affiliates and Lipper, members of the Board determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of each Portfolio, are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were lower than in the previous year due to the impact of the Portfolios’ overall outflows. To the extent applicable, the Board also reviewed information regarding the portion of a Portfolio’s advisory fee retained by PIMCO, following the payment of sub-advisory fees to Research Affiliates, with respect to the Portfolio. Additionally, the Board noted that profit margins with respect to the Portfolios were within the ranges, although above the median, of publicly held investment management companies reported by Lipper and Strategic Insight (an independent provider of fund industry research). The Board noted that the PIMCO’s profit margin with respect to the Trust shows that the Trust is profitable, although less so than PIMCO Funds due to payments made by PIMCO to participating insurance companies. The Board also noted that it had received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, cyber security, information security, shareholder privacy, business continuity planning, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board noted that PIMCO shares the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including through the pricing of Portfolios to scale from inception and the enhancement of services provided to the Portfolios in return for fees paid. The Board reviewed the history of the Portfolios’ fee structure. The Board considered that the Portfolios’ unified fee rates had been set competitively and/or priced to scale from inception, had been held steady at that scaled competitive rate for most Portfolios as assets grew, or as assets declined in the case of some Portfolios, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing Portfolio shareholders of the fees associated with the Portfolios, and that the Portfolios bear certain expenses that are not covered by the advisory fee or the unified fee.

The Trustees considered that the unified fee has provided inherent economies of scale because a Portfolio maintains competitive fixed unified fees even if the particular Portfolio’s assets decline and/or operating costs rise. The Trustees further considered that, in contrast, breakpoints are a proxy for charging higher fees on lower asset levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also considered that, unlike the Portfolios’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees also considered that the unified fee protects shareholders from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those referenced above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Portfolios’ cost structures were reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and each of the Portfolios, to the benefit of their respective shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their respective shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Portfolios’ Rule 12b-1 plans or otherwise. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on their review, including their consideration of each of the factors summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and Research Affiliates favored the

ANNUAL REPORT	DECEMBER 31, 2015	53

Approval of Investment Advisory Contract and Other Agreements (Cont.)

(Unaudited)

renewal of the Agreements and the Asset Allocation Agreement. The Independent Trustees and the Board as a whole concluded that the Agreements and the Asset Allocation Agreement continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements and the fees paid to Research Affiliates by PIMCO under the Asset Allocation Agreement, and that the renewal of the Agreements and the Asset Allocation Agreement was in the best interests of the Portfolios and their shareholders.

54	PIMCO VARIABLE INSURANCE TRUST

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT16AR_123115

PIMCO Variable Insurance Trust

Annual Report

December 31, 2015

PIMCO Short-Term Portfolio

Share Classes

■	Institutional
■	Administrative
■	Advisor

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

Please find enclosed the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2015. The following pages contain specific details about the Portfolio’s investment performance and a discussion of the factors that most affected performance over the reporting period.

Heightened market volatility throughout the reporting period was sparked by a mix of investor concerns including geopolitical developments, monetary policy and the potential for slowing global economic growth, which generally contributed to dampened investor sentiment. In particular, increasing concern over the outlook for Chinese growth sent commodity prices and inflation expectations lower, while also negatively impacting prices of emerging market (“EM”) debt and equities. In addition, the Chinese equity market began a strong decline in June 2015, which prompted the Chinese government to prop-up equity share prices and devalue the Chinese yuan. Volatility in Chinese equity markets continued into January 2016 on renewed concern over slowing Chinese economic growth. Furthermore, rising tension in the Middle East and the continued debt crisis in Greece also contributed to investor unease throughout the reporting period.

Economic data in the U.S. continued to confirm a healthy economy, particularly labor market indicators such as employment and wages. Still, signs of caution remained, particularly as U.S. consumers appeared to be more selective in their spending and chose to save rather than spend their windfall from lower gas prices. Additionally, consumer sentiment and certain housing indicators softened towards the end of the reporting period, and December 2015 U.S. manufacturing data indicated the fastest contraction in six years. Within the Eurozone, volatility increased despite gradual improvement in the underlying economies. Eurozone economic data also showed generally positive signs of an early recovery but were tempered slightly by sluggish inflation.

The theme of divergent global central bank monetary policy continued throughout the reporting period. The European Central Bank (“ECB”) expressed its commitment to increase quantitative easing (or large-scale asset purchases), along with the Bank of Japan and the People’s Bank of China who also indicated their intent to accelerate such measures. The Federal Reserve (“Fed”), on the other hand, moved on December 16 to raise the Federal Funds Rate by 0.25% to a new range of 0.25% - 0.50%, marking its first rate hike in nine years. However, the Fed noted that future increases in its target rate would be “gradual” and in-line with their previous projections, which helped to ease investor concerns. Outside of the reporting period on January 27, the Fed opted to leave the Federal Funds Rate unchanged, noting their intent to closely monitor how the global economy and markets influence the U.S. economic outlook.

Highlights of the financial markets during the twelve-month fiscal reporting period include:

■

U.S. Treasuries, as represented by the Barclays U.S. Treasury Index, returned 0.84% for the reporting period as yields generally rose slightly across the Treasury yield curve. The benchmark ten-year U.S. Treasury note yielded 2.27% at the end of the reporting period, up from 2.17% on December 31, 2014. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 0.55% for the reporting period.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Barclays U.S. TIPS Index, declined 1.44% over the reporting period. U.S. TIPS were pressured over the year as breakeven inflation levels, a proxy for inflation expectations, declined in-line with commodity markets. Global inflation-linked bonds (“ILBs”) were also down overall during the reporting period, as the slide in energy and other commodities impacted inflation expectations globally. Despite this headwind, European ILBs fared better than other developed countries and posted marginal gains in local currencies as real yields benefited from the ECB’s quantitative easing support.

■

Prices on broad commodities were down over the reporting period, led lower primarily by energy and industrial metal prices. Crude oil prices faced increasing pressure from a persisting inventory glut and production growth, especially from the Organization of the Petroleum Exporting Countries (“OPEC”). Towards the end of the reporting period, seasonally warm weather put further pressure on oil prices, which ended the year considerably lower. Diversified commodities, as represented by the Bloomberg Commodity Index Total Return, declined 24.66% over the reporting period.

2	PIMCO VARIABLE INSURANCE TRUST

■

Agency mortgage-backed securities (“MBS”), as represented by the Barclays U.S. MBS Fixed Rate Index, returned 1.51% over the reporting period. Non-Agency MBS prices were mixed amid weakness in the broader credit markets, although underlying collateral performance has generally been in-line with investor expectations and continues to gradually improve over the long-term.

■

U.S. investment grade credit, as represented by the Barclays U.S. Credit Index, declined 0.77% over the reporting period. Investment grade credit valuations cheapened as a record $1.15 trillion of new issuance came to market and commodity prices continued to fall given worries over slowing Chinese growth. Developed market global high yield bonds, as measured by the BofA Merrill Lynch Developed Markets High Yield Constrained Index, declined 3.05% over the reporting period. Weakness in the commodity-oriented sectors including energy and metals & mining, weighed on returns as oil and other commodity prices fell. Overall, global high yield spreads and yields rose throughout the reporting period and ended higher.

■

EM external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 1.23% over the reporting period. EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), declined 14.92% over the reporting period. Idiosyncratic forces remained a dominant theme. China, for example, continued to expand its accommodative measures as both growth and inflation showed signs of further moderation. In addition, the Russian ruble continued its recovery from 2014 weakness before stumbling toward the end of the reporting period on oil price weakness.

■

Equity markets showed mixed performance globally amid a period marked by economic uncertainty, increased volatility and divergent central bank monetary policy. U.S. equities, as represented by the S&P 500 Index, returned 1.38% (on a total return basis) and developed market equities outside the U.S., as represented by the MSCI EAFE Net Dividend Index (USD Unhedged), declined 0.81% over the reporting period. However, ultra-easy monetary policy in Europe and Japan benefited European and Japanese equity markets, which generally posted positive returns. However, EM equities, as represented by the MSCI Emerging Markets Index (Net Dividends in USD), declined 14.92% over the same period, due to headwinds from a stronger U.S. dollar, falling commodity prices, concerns over slower Chinese economic growth and declining Chinese equities.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your broad investment needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Variable Insurance Trust February 18, 2016

ANNUAL REPORT	DECEMBER 31, 2015	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of nineteen separate investment portfolios, including the PIMCO Short-Term Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by the portfolio are likely to decrease in value. A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and significant, and there is no guarantee that Fund management will anticipate such movement accurately.

As of the date of this report, interest rates in the U.S. are near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program and has begun, and may continue, to raise interest rates. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Portfolio’s performance or cause the Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus. Some of these risks may include, but are not limited to, the following: interest rate risk, call risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, emerging markets risk, sovereign debt risk, currency risk, leveraging risk, management risk and short sale risk. A complete description of these and other risks is contained in the Portfolio’s prospectus.

The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, leverage risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on the Portfolio. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in an asset, instrument or component of the index underlying a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility for the Portfolio. The Portfolio may engage in such transactions regardless of whether the Portfolio owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if the Portfolio invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign (non-U.S.) issuer.

High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in such markets. Thus, high yield investments increase the chance that the Portfolio will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage- and Asset-Backed Securities represent ownership interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, Mortgage- and Asset-Backed Securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on Mortgage- and Asset-Backed Securities depend on the ability of the underlying assets to generate cash flow.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In

4	PIMCO VARIABLE INSURANCE TRUST

certain instances, a security’s country of incorporation may be different from its country of economic exposure.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart reflects only Administrative Class performance. Performance for Institutional Class, Class M and Advisor Class shares, if applicable, may be higher or lower based on each class’s expense ratios. The Portfolio’s total annual operating expense ratios on the Portfolio Summary page are as of the currently effective prospectus, as supplemented to date. The Portfolio measures its performance against a broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

The following table discloses the inception dates of the Portfolio and its respective share classes along with the Portfolio’s diversification status as of period end:

Portfolio Name	Portfolio Inception	Institutional Class	Class M	Administrative Class	Advisor Class	Diversification Status
PIMCO Short-Term Portfolio	09/30/99	04/28/00	—	09/30/99	09/30/09	Diversified

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolio. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Portfolio creates a contract between or among any shareholder of the Portfolio, on the one hand, and the Trust, the Portfolio, a service provider to the Trust or the Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and is available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

ANNUAL REPORT	DECEMBER 31, 2015	5

PIMCO Short-Term Portfolio

Cumulative Returns Through December 31, 2015

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown†

Corporate Bonds & Notes	64.9%
Short-Term Instruments‡	13.5%
Asset-Backed Securities	8.4%
Non-Agency Mortgage-Backed Securities	4.9%
Sovereign Issues	2.8%
Other	5.5%
†	% of Investments, at value as of 12/31/15. Financial derivative instruments, if any, are excluded.

‡	Includes Central Funds used for Cash Management Purposes

Average Annual Total Return for the period ended December 31, 2015
	1 Year	5 Years	10 Years	Inception*
PIMCO Short-Term Portfolio Institutional Class	1.26%	1.28%	2.53%	2.93%
PIMCO Short-Term Portfolio Administrative Class	1.11%	1.13%	2.38%	2.87%
PIMCO Short-Term Portfolio Advisor Class	1.01%	1.03%	—	1.23%
Citi 3-Month Treasury Bill Index±	0.03%	0.05%	1.17%	1.84%	**

All Portfolio returns are net of fees and expenses.

* For class inception dates please refer to the Important Information.

** Average annual total return since 09/30/1999.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.46% for Institutional Class shares, 0.61% for Administrative Class shares, and 0.71% for Advisor Class shares.

± Citi 3-Month Treasury Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3 month Treasury Bill issues.

It is not possible to invest in an unmanaged index.

Investment Objective and Strategy Overview

»

The PIMCO Short-Term Portfolio seeks maximum current income, consistent with preservation of capital and daily liquidity, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private- sector entities.

Portfolio Insights

»	Exposure to shorter-maturity investment grade credit benefited performance, as these investment grade credit securities generally posted positive total returns during the reporting period.

»	Exposure to U.S. dollar-denominated emerging market bonds benefited performance, as these securities generally posted positive total returns during the reporting period.

»	Short exposure to U.S. interest rates benefited performance, as U.S. interest rates increased during the reporting period.

»	Short exposure to the Japanese yen and the euro benefited performance, as both currencies depreciated relative to the U.S. dollar during the reporting period.

»	Short exposure to UK interest rates benefited performance, as UK interest rates increased during the reporting period.

»	There were no material detractors from results during the reporting period.

6	PIMCO VARIABLE INSURANCE TRUST

Expense Example PIMCO Short-Term Portfolio

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held from July 1, 2015 to December 31, 2015 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (07/01/15)	Ending Account Value (12/31/15)	Expenses Paid During Period*	Beginning Account Value (07/01/15)	Ending Account Value (12/31/15)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$1,000.70	$2.46	$1,000.00	$1,023.16	$2.49	0.48%
Administrative Class	1,000.00	1,000.00	3.23	1,000.00	1,022.39	3.26	0.63
Advisor Class	1,000.00	999.50	3.74	1,000.00	1,021.88	3.78	0.73

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 187/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers can be found in Note 8 in the Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2015	7

Financial Highlights PIMCO Short-Term Portfolio

Selected Per Share Data for the Year Ended:	Net Asset Value Beginning of Year	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income (b)	Distributions from Net Realized Capital Gains (b)	Total Distributions

Institutional Class
12/31/2015	$10.26	$0.11	$0.02	$0.13	$(0.11)	$(0.01)	$(0.12)
12/31/2014	10.27	0.08	0.01	0.09	(0.09)	(0.01)	(0.10)
12/31/2013	10.29	0.10	(0.03)	0.07	(0.09)	0.00	(0.09)
12/31/2012	10.12	0.11	0.19	0.30	(0.11)	(0.02)	(0.13)
12/31/2011	10.18	0.11	(0.04)	0.07	(0.11)	(0.02)	(0.13)

Administrative Class
12/31/2015	10.26	0.09	0.03	0.12	(0.10)	(0.01)	(0.11)
12/31/2014	10.27	0.06	0.01	0.07	(0.07)	(0.01)	(0.08)
12/31/2013	10.29	0.08	(0.02)	0.06	(0.08)	0.00	(0.08)
12/31/2012	10.12	0.09	0.19	0.28	(0.09)	(0.02)	(0.11)
12/31/2011	10.18	0.09	(0.03)	0.06	(0.10)	(0.02)	(0.12)

Advisor Class
12/31/2015	10.26	0.08	0.03	0.11	(0.09)	(0.01)	(0.10)
12/31/2014	10.27	0.05	0.01	0.06	(0.06)	(0.01)	(0.07)
12/31/2013	10.29	0.07	(0.02)	0.05	(0.07)	0.00	(0.07)
12/31/2012	10.12	0.08	0.19	0.27	(0.08)	(0.02)	(0.10)
12/31/2011	10.18	0.08	(0.03)	0.05	(0.09)	(0.02)	(0.11)

(a)	Per share amounts based on average number of shares outstanding during the year.
(b)	Determined in accordance with federal income tax regulations, see Note 2(d) in the Notes to Financial Statements for more information.

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Net Asset Value End of Year	Total Return	Net Assets End of Year (000s)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets Excluding Interest Expense	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$10.27	1.26%	$5,872	0.47%	0.45%	1.04%	756%
10.26	0.86	6,217	0.46	0.45	0.76	328
10.27	0.72	7,865	0.46	0.45	0.96	134
10.29	2.93	9,082	0.45	0.45	1.04	103
10.12	0.66	7,807	0.45	0.45	1.07	225

10.27	1.11	139,039	0.62	0.60	0.91	756
10.26	0.71	108,802	0.61	0.60	0.61	328
10.27	0.57	72,378	0.61	0.60	0.79	134
10.29	2.78	43,217	0.60	0.60	0.90	103
10.12	0.51	33,688	0.60	0.60	0.90	225

10.27	1.01	125,889	0.72	0.70	0.80	756
10.26	0.61	111,808	0.71	0.70	0.51	328
10.27	0.47	98,373	0.71	0.70	0.69	134
10.29	2.67	50,402	0.70	0.70	0.79	103
10.12	0.41	28,147	0.70	0.70	0.82	225

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2015	9

Statement of Asset and Liabilities PIMCO Short-Term Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2015

Assets:
Investments, at value
Investments in securities*	$264,938
Investments in Affiliates	18,698
Financial Derivative Instruments
Exchange-traded or centrally cleared	74
Over the counter	435
Cash	1
Deposits with counterparty	694
Foreign currency, at value	703
Receivable for investments sold	12,984
Receivable for Portfolio shares sold	118
Interest receivable	1,542
Dividends receivable from Affiliates	6
Total Assets	300,193

Liabilities:
Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$14,292
Payable for short sales	12,997
Financial Derivative Instruments
Exchange-traded or centrally cleared	649
Over the counter	389
Payable for investments purchased	594
Payable for investments in Affiliates purchased	6
Deposits from counterparty	60
Payable for Portfolio shares redeemed	249
Accrued investment advisory fees	61
Accrued supervisory and administrative fees	49
Accrued distribution fees	29
Accrued servicing fees	18
Total Liabilities	29,393

Net Assets	$270,800

Net Assets Consist of:
Paid in capital	$270,127
Undistributed net investment income	2,491
Accumulated undistributed net realized gain	779
Net unrealized (depreciation)	(2,597)
$270,800

Net Assets:
Institutional Class	$5,872
Administrative Class	139,039
Advisor Class	125,889

Shares Issued and Outstanding:
Institutional Class	572
Administrative Class	13,535
Advisor Class	12,255

Net Asset Value and Redemption Price Per Share Outstanding:
Institutional Class	$10.27
Administrative Class	10.27
Advisor Class	10.27

Cost of investments in securities	$267,805
Cost of investments in Affiliates	$18,757
Cost of foreign currency held	$713
Proceeds received on short sales	$12,918
Cost or premiums of financial derivative instruments, net	$(828)

* Includes repurchase agreements of:	$161

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Short-Term Portfolio

(Amounts in thousands)	Year Ended December 31, 2015

Investment Income:
Interest	$3,561
Dividends	6
Dividends from Investments in Affiliates	90
Total Income	3,657

Expenses:
Investment advisory fees	598
Supervisory and administrative fees	479
Servicing fees - Administrative Class	174
Distribution and/or servicing fees - Advisor Class	293
Trustee fees	5
Interest expense	58
Total Expenses	1,607

Net Investment Income	2,050

Net Realized Gain (Loss):
Investments in securities	(514)
Investments in Affiliates	(14)
Exchange-traded or centrally cleared financial derivative instruments	(403)
Over the counter financial derivative instruments	2,072
Foreign currency	(8)

Net Realized Gain	1,133

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	(1,476)
Investments in Affiliates	(45)
Exchange-traded or centrally cleared financial derivative instruments	1,041
Over the counter financial derivative instruments	(176)
Foreign currency assets and liabilities	5

Net Change in Unrealized (Depreciation)	(651)

Net Increase in Net Assets Resulting from Operations	$2,532

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2015	11

Statements of Changes in Net Assets PIMCO Short-Term Portfolio

(Amounts in thousands)	Year Ended December 31, 2015	Year Ended December 31, 2014

Increase in Net Assets from:

Operations:
Net investment income	$2,050	$1,223
Net realized gain	1,133	2,468
Net change in unrealized (depreciation)	(651)	(2,297)

Net Increase in Net Assets Resulting from Operations	2,532	1,394

Distributions to Shareholders:
From net investment income (a)
Institutional Class	(67)	(57)
Administrative Class	(1,130)	(722)
Advisor Class	(1,008)	(645)
From net realized capital gains (a)
Institutional Class	(3)	(6)
Administrative Class	(69)	(105)
Advisor Class	(67)	(112)

Total Distributions	(2,344)	(1,647)

Portfolio Share Transactions:
Net increase resulting from Portfolio share transactions**	43,785	48,464

Total Increase in Net Assets	43,973	48,211

Net Assets:
Beginning of year	226,827	178,616
End of year*	$270,800	$226,827

* Including undistributed net investment income of:	$2,491	$1,719

**	See Note 12 in the Notes to Financial Statements.
(a)	Determined in accordance with federal income tax regulations, see Note 2(d) in the Notes to Financial Statements for more information.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO Short-Term Portfolio

December 31, 2015

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 97.8%

BANK LOAN OBLIGATIONS 2.0%
Avago Technologies Cayman Ltd.
TBD% due 11/06/2022		$300	$297
Chrysler Group LLC
3.500% due 05/24/2017		1,089	1,087
Community Health Systems, Inc.
3.657% due 12/31/2018		1,092	1,078
CSC Holdings LLC
2.924% due 04/17/2020		399	398
Dell International LLC
4.000% due 04/29/2020		1,097	1,092
Dell, Inc.
3.750% due 10/29/2018		690	689
Energy Future Intermediate Holding Co. LLC
4.250% due 06/19/2016		500	499
T-Mobile USA, Inc.
3.500% due 11/09/2022		200	200

Total Bank Loan Obligations (Cost $5,362)			5,340

CORPORATE BONDS & NOTES 68.0%

BANKING & FINANCE 33.4%
Abbey National Treasury Services PLC
1.232% due 08/24/2018		1,000	1,000
Ally Financial, Inc.
2.750% due 01/30/2017		200	200
3.125% due 01/15/2016		900	901
3.250% due 02/13/2018		700	698
3.500% due 07/18/2016		500	503
5.500% due 02/15/2017		900	929
American Express Credit Corp.
1.114% due 11/05/2018		1,250	1,251
Banco Bradesco S.A.
4.500% due 01/12/2017		1,500	1,523
Banco Santander Brasil S.A.
4.250% due 01/14/2016		700	700
4.625% due 02/13/2017		1,300	1,318
Banco Santander Chile
1.221% due 04/11/2017		500	494
Bank of America Corp.
0.692% due 08/15/2016		2,000	1,991
BBVA Banco Continental S.A.
2.250% due 07/29/2016		1,300	1,306
BOC Aviation Pte. Ltd.
2.875% due 10/10/2017		430	432
BOKF N.A.
1.052% due 05/15/2017		400	399
BPCE S.A.
1.156% due 06/17/2017		750	749
1.191% due 02/10/2017		500	501
1.375% due 03/06/2017	GBP	500	739
CIT Group, Inc.
4.250% due 08/15/2017		$300	308
5.250% due 03/15/2018		500	518
5.500% due 02/15/2019		2,000	2,095
Citigroup, Inc.
1.202% due 07/30/2018		1,000	1,000
1.630% due 10/26/2020		500	505
Credit Agricole S.A.
1.121% due 04/15/2019		300	299
1.457% due 06/10/2020		2,100	2,101
Credit Suisse AG
0.897% due 05/26/2017		2,000	1,993

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
DBS Bank Ltd.
0.931% due 07/15/2021		$2,000	$2,001
3.625% due 09/21/2022		250	255
Eksportfinans ASA
2.375% due 05/25/2016		1,550	1,552
5.500% due 05/25/2016		400	405
5.500% due 06/26/2017		1,090	1,136
Erste Europaische Pfandbrief und Kommunalkreditbank AG S.A.
0.347% due 03/20/2017		200	198
Ford Motor Credit Co. LLC
0.982% due 09/08/2017		3,400	3,354
1.095% due 01/17/2017		300	298
1.259% due 01/09/2018		1,100	1,089
3.984% due 06/15/2016		100	101
General Motors Financial Co., Inc.
1.681% due 04/10/2018		800	794
1.881% due 01/15/2020		1,269	1,250
2.625% due 07/10/2017		1,000	1,003
3.000% due 09/25/2017		100	100
4.750% due 08/15/2017		1,050	1,089
6.750% due 06/01/2018		675	732
Goldman Sachs Group, Inc.
1.476% due 04/23/2020 (d)		3,250	3,258
2.012% due 11/29/2023		1,325	1,339
5.375% due 03/15/2020		500	550
7.750% due 11/23/2016	AUD	1,300	983
HBOS PLC
1.152% due 09/06/2017		$2,300	2,290
1.303% due 09/30/2016		1,000	998
HSBC Finance Corp.
0.844% due 06/01/2016 (d)		2,400	2,396
Hypothekenbank Frankfurt AG
0.347% due 09/20/2017		2,100	2,075
Hyundai Capital Services, Inc.
1.333% due 03/18/2017		200	199
ICICI Bank Ltd.
4.750% due 11/25/2016		250	256
Industrial Bank of Korea
2.375% due 07/17/2017		1,000	1,007
ING Bank NV
1.302% due 10/01/2019		1,500	1,493
International Lease Finance Corp.
8.750% due 03/15/2017		2,000	2,135
Intesa Sanpaolo SpA
2.375% due 01/13/2017		1,600	1,606
3.125% due 01/15/2016		500	500
Jackson National Life Global Funding
1.250% due 02/21/2017		1,500	1,496
JPMorgan Chase & Co.
1.063% due 05/30/2017	GBP	100	146
1.271% due 01/23/2020		$250	250
1.529% due 10/29/2020		1,200	1,213
JPMorgan Chase Bank N.A.
0.832% due 06/13/2016		400	399
KEB Hana Bank
3.125% due 06/26/2017		200	203
4.000% due 11/03/2016		200	204
Kookmin Bank
1.571% due 10/11/2016		1,500	1,508
LeasePlan Corp. NV
2.500% due 05/16/2018		1,040	1,025
2.875% due 01/22/2019		800	790

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.000% due 10/23/2017		$400	$401
Macquarie Bank Ltd.
5.000% due 02/22/2017		200	207
Macquarie Group Ltd.
3.000% due 12/03/2018		1,550	1,566
7.625% due 08/13/2019		1,700	1,949
Mitsubishi UFJ Lease & Finance Co. Ltd.
1.091% due 07/23/2019		900	893
Mizuho Bank Ltd.
0.747% due 04/16/2017		2,200	2,194
MUFG Americas Holdings Corp.
0.914% due 02/09/2018		2,000	1,993
Navient Corp.
4.625% due 09/25/2017		600	592
6.250% due 01/25/2016		1,190	1,193
Nordea Eiendomskreditt A/S
2.125% due 09/22/2016		200	201
Piper Jaffray Cos.
3.607% due 05/31/2017		200	200
5.060% due 10/09/2018		400	399
QNB Finance Ltd.
1.572% due 10/31/2016		1,000	1,003
RCI Banque S.A.
4.600% due 04/12/2016		2,300	2,320
Realkredit Danmark A/S
2.000% due 01/01/2016	DKK	9,500	1,383
Regions Bank
2.250% due 09/14/2018		$500	500
Reliance Standard Life Global Funding
2.150% due 10/15/2018		300	298
Royal Bank of Scotland PLC
9.500% due 03/16/2022		500	542
Santander Bank N.A.
1.251% due 01/12/2018		300	298
Shinhan Bank
0.968% due 04/08/2017		500	500
Springleaf Finance Corp.
6.900% due 12/15/2017		900	934
Synchrony Financial
1.564% due 02/03/2020		500	493
UBS Group Funding Jersey Ltd.
2.034% due 09/24/2020		750	754
United Overseas Bank Ltd.
2.875% due 10/17/2022		200	201
Vereit Operating Partnership LP
2.000% due 02/06/2017		900	893
Weyerhaeuser Co.
6.950% due 08/01/2017		493	526

			90,562

INDUSTRIALS 25.1%
3M Co.
0.159% due 11/09/2018	EUR	500	543
Actavis Funding SCS
1.582% due 03/12/2018		$200	201
1.757% due 03/12/2020		2,818	2,831
1.850% due 03/01/2017		900	902
2.350% due 03/12/2018		300	301
Amgen, Inc.
0.758% due 05/22/2017		2,250	2,245
2.125% due 05/15/2017		250	252

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2015	13

Schedule of Investments PIMCO Short-Term Portfolio (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Anglo American Capital PLC
1.271% due 04/15/2016	$500	$495
Aviation Capital Group Corp.
2.875% due 09/17/2018	900	896
BAT International Finance PLC
1.022% due 06/15/2018	100	100
2.125% due 06/07/2017	450	453
Baxalta, Inc.
2.000% due 06/22/2018	300	297
BMW U.S. Capital LLC
0.756% due 06/02/2017	400	398
Broadcom Corp.
2.700% due 11/01/2018	300	301
Canadian Natural Resources Ltd.
0.978% due 03/30/2016	2,200	2,195
Chesapeake Energy Corp.
3.571% due 04/15/2019	200	57
CNPC General Capital Ltd.
2.750% due 04/19/2017	300	303
ConAgra Foods, Inc.
0.687% due 07/21/2016	2,100	2,096
ConocoPhillips Co.
1.262% due 05/15/2022	1,200	1,184
Continental Airlines Pass-Through Trust
5.500% due 04/29/2022	198	204
9.000% due 01/08/2018	546	564
D.R. Horton, Inc.
3.625% due 02/15/2018	200	203
3.750% due 03/01/2019	400	401
5.625% due 01/15/2016	500	501
Daimler Finance North America LLC
1.044% due 08/03/2017 (d)	3,800	3,797
1.189% due 08/01/2018	500	498
1.650% due 03/02/2018	250	247
1.650% due 05/18/2018	200	197
1.875% due 01/11/2018	200	199
Devon Energy Corp.
1.052% due 12/15/2016	300	297
DISH DBS Corp.
7.125% due 02/01/2016	1,900	1,907
eBay, Inc.
0.523% due 07/28/2017	300	297
0.809% due 08/01/2019	1,600	1,546
El Paso Natural Gas Co. LLC
5.950% due 04/15/2017	1,000	1,012
Enbridge, Inc.
0.866% due 06/02/2017	500	490
Energy Transfer Partners LP
2.500% due 06/15/2018	250	240
9.000% due 04/15/2019	400	441
Freeport-McMoRan, Inc.
2.150% due 03/01/2017	400	368
2.300% due 11/14/2017	250	214
2.375% due 03/15/2018	250	196
Georgia-Pacific LLC
2.539% due 11/15/2019	600	597
Glencore Funding LLC
1.700% due 05/27/2016	1,750	1,741
Hewlett Packard Enterprise Co.
2.353% due 10/05/2017	750	751
2.543% due 10/05/2018	750	753

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Hyundai Capital America
1.875% due 08/09/2016	$1,500	$1,502
4.000% due 06/08/2017	500	513
Imperial Tobacco Finance PLC
2.050% due 02/11/2018	250	249
2.050% due 07/20/2018	1,200	1,194
2.950% due 07/21/2020	500	502
Kia Motors Corp.
3.625% due 06/14/2016	500	504
Kinder Morgan Energy Partners LP
3.500% due 03/01/2016	400	401
6.000% due 02/01/2017	250	253
Kinder Morgan, Inc.
7.000% due 06/15/2017	550	567
7.250% due 06/01/2018	900	935
KLA-Tencor Corp.
3.375% due 11/01/2019	150	152
Korea National Oil Corp.
3.125% due 04/03/2017	200	203
Kraft Heinz Foods Co.
1.600% due 06/30/2017	500	499
Lafarge S.A.
6.500% due 07/15/2016	250	256
Lowe’s Cos., Inc.
0.907% due 09/10/2019	500	497
McGraw Hill Financial, Inc.
2.500% due 08/15/2018	300	302
Medtronic, Inc.
1.312% due 03/15/2020	600	599
MGM Resorts International
6.875% due 04/01/2016	650	657
7.625% due 01/15/2017	400	418
Mylan, Inc.
1.350% due 11/29/2016	500	496
1.800% due 06/24/2016	1,000	1,000
NBCUniversal Enterprise, Inc.
1.006% due 04/15/2018	1,000	999
Nissan Motor Acceptance Corp.
0.972% due 03/03/2017	600	599
1.000% due 03/15/2016	100	100
1.303% due 09/26/2016	1,200	1,200
Noble Holding International Ltd.
3.050% due 03/01/2016	600	600
Penske Truck Leasing Co. LP
2.500% due 03/15/2016	1,000	1,002
Pioneer Natural Resources Co.
6.650% due 03/15/2017	600	620
QUALCOMM, Inc.
0.920% due 05/20/2020	500	490
Reynolds American, Inc.
2.300% due 06/12/2018	750	755
Sabine Pass LNG LP
7.500% due 11/30/2016	400	400
Sanofi
2.625% due 03/29/2016	400	402
Southern Natural Gas Co. LLC
5.900% due 04/01/2017	600	610
Southwestern Energy Co.
3.300% due 01/23/2018	300	246
Sutter Health
1.090% due 08/15/2053	1,000	998
Takeda Pharmaceutical Co. Ltd.
1.625% due 03/17/2017	250	250
Telefonica Emisiones S.A.U.
1.243% due 06/23/2017	2,900	2,884
3.992% due 02/16/2016	500	501
6.421% due 06/20/2016	200	205

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Toll Brothers Finance Corp.
8.910% due 10/15/2017		$200	$224
UAL Pass-Through Trust
10.400% due 05/01/2018		42	45
USG Corp.
6.300% due 11/15/2016		500	518
7.875% due 03/30/2020		300	316
9.750% due 01/15/2018		1,150	1,285
Valeant Pharmaceuticals International, Inc.
5.375% due 03/15/2020		200	189
Volkswagen Group of America Finance LLC
1.600% due 11/20/2017		200	194
Volkswagen International Finance NV
0.804% due 11/18/2016		2,000	1,971
VW Credit, Inc.
1.023% due 06/26/2017		1,400	1,354
Walgreens Boots Alliance, Inc.
0.814% due 05/18/2016		1,100	1,096
Weatherford International Ltd.
5.500% due 02/15/2016		1,200	1,196
Wesfarmers Ltd.
2.983% due 05/18/2016		250	251
Whirlpool Corp.
1.650% due 11/01/2017		200	199
Woodside Finance Ltd.
4.600% due 05/10/2021		200	203
Wyndham Worldwide Corp.
2.500% due 03/01/2018		250	249
Wynn Las Vegas LLC
5.500% due 03/01/2025		100	90
ZF North America Capital, Inc.
4.000% due 04/29/2020		200	202

			67,853

UTILITIES 9.5%
AES Corp.
3.414% due 06/01/2019		600	552
AT&T, Inc.
1.533% due 06/30/2020		1,300	1,292
BellSouth Corp.
4.821% due 04/26/2021		2,000	2,024
BG Energy Capital PLC
6.500% due 11/30/2072	GBP	300	468
6.500% due 11/30/2072		$900	952
BP Capital Markets PLC
0.764% due 11/07/2016		900	899
1.233% due 09/26/2018		1,000	990
CNOOC Nexen Finance ULC
1.625% due 04/30/2017		300	299
Freeport-McMoran Oil & Gas LLC
6.625% due 05/01/2021		300	184
Kinder Morgan Finance Co. LLC
6.000% due 01/15/2018		1,050	1,059
Korea East-West Power Co. Ltd.
2.500% due 07/16/2017		500	503
Korea Hydro & Nuclear Power Co. Ltd.
1.158% due 05/22/2017		1,000	999
Korea Western Power Co. Ltd.
3.125% due 05/10/2017		250	254
NextEra Energy Capital Holdings, Inc.
2.056% due 09/01/2017		300	300
Orange S.A.
5.000% due 05/12/2016	GBP	1,000	1,495
Petrobras Global Finance BV
2.000% due 05/20/2016		$1,000	988
2.461% due 01/15/2019		1,300	991
2.886% due 03/17/2017		1,000	919

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2015

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Petroleos Mexicanos
5.750% due 03/01/2018	$500	$522
Sinopec Group Overseas Development Ltd.
1.101% due 04/10/2017	1,300	1,298
1.241% due 04/10/2019	400	398
1.750% due 04/10/2017	750	748
Sprint Communications, Inc.
6.000% due 12/01/2016	1,800	1,794
8.375% due 08/15/2017	1,100	1,089
Verizon Communications, Inc.
1.296% due 06/17/2019	300	298
2.252% due 09/14/2018 (d)	4,250	4,355

		25,670

Total Corporate Bonds & Notes (Cost $186,264)		184,085

MUNICIPAL BONDS & NOTES 0.6%

ARKANSAS 0.0%
Arkansas Student Loan Authority Revenue Bonds, Series 2010
1.293% due 11/25/2043	117	115

CALIFORNIA 0.5%
California Earthquake Authority Revenue Notes, Series 2014
2.805% due 07/01/2019	800	810
University of California Revenue Bonds, Series 2011
0.744% due 07/01/2041	500	500

		1,310

NORTH CAROLINA 0.1%
North Carolina Medical Care Commission Revenue Bonds, Series 2012
0.750% due 12/01/2033	220	219

Total Municipal Bonds & Notes (Cost $1,636)		1,644

U.S. GOVERNMENT AGENCIES 0.7%
Fannie Mae
0.281% due 12/25/2036	11	11
0.397% due 10/27/2037	67	66
0.542% due 03/25/2034	9	9
0.572% due 08/25/2034	2	2
0.622% due 02/25/2037	80	81
0.772% due 05/25/2042	6	6
0.892% due 01/01/2021	184	186
0.972% due 09/25/2041	166	168
1.002% due 06/25/2041	131	132
1.102% due 12/25/2037	64	65
1.443% due 03/01/2044 - 07/01/2044	27	27
2.630% due 10/01/2031	1	1
Freddie Mac
0.462% due 12/25/2036	24	24
0.781% due 09/15/2041	74	75
1.031% due 02/15/2038	72	73
1.443% due 10/25/2044 - 02/25/2045	193	196
1.643% due 07/25/2044	36	37
Ginnie Mae
0.742% due 04/20/2062	308	308
0.892% due 02/20/2062	248	249
1.242% due 02/20/2062	151	153
1.750% due 02/20/2032	7	7

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NCUA Guaranteed Notes
0.637% due 12/07/2020		$92	$92

Total U.S. Government Agencies (Cost $1,958)			1,968

U.S. TREASURY OBLIGATIONS 2.5%
U.S. Treasury Inflation Protected Securities (b)
0.125% due 04/15/2020 (d)(f)		6,804	6,717

Total U.S. Treasury Obligations (Cost $6,749)			6,717

NON-AGENCY MORTGAGE-BACKED SECURITIES 5.1%
Banc of America Commercial Mortgage Trust
5.347% due 10/10/2045		933	951
5.617% due 07/10/2046		173	174
5.834% due 05/10/2045		36	36
Banc of America Mortgage Trust
3.550% due 07/20/2032		1	1
BCAP LLC Trust
2.555% due 11/26/2035		24	24
Bear Stearns Adjustable Rate Mortgage Trust
2.868% due 01/25/2034		4	4
Bear Stearns ALT-A Trust
2.726% due 09/25/2035		25	21
Carefree Portfolio Trust
1.651% due 11/15/2019		1,200	1,207
CDGJ Commercial Mortgage Trust
1.731% due 12/15/2027		500	498
Citigroup Mortgage Loan Trust, Inc.
2.430% due 09/25/2035		9	9
Citigroup/Deutsche Bank Commercial Mortgage Trust
5.289% due 12/11/2049		714	732
Countrywide Home Loan Reperforming REMIC Trust
0.762% due 06/25/2035		13	11
Credit Suisse Commercial Mortgage Trust
5.297% due 12/15/2039		474	485
5.659% due 03/15/2039		38	38
6.067% due 02/15/2041		700	737
Credit Suisse First Boston Mortgage Securities Corp.
0.824% due 03/25/2032		3	3
2.265% due 06/25/2033		14	14
Credit Suisse Mortgage Capital Certificates
5.467% due 09/15/2039		394	399
Eurosail PLC
0.885% due 06/13/2045	GBP	327	477
First Republic Mortgage Loan Trust
0.631% due 08/15/2032		$10	9
GreenPoint Mortgage Funding Trust
0.862% due 06/25/2045		29	26
GSR Mortgage Loan Trust
2.806% due 09/25/2035		16	16
HarborView Mortgage Loan Trust
0.622% due 05/19/2035		40	34
Hudsons Bay Simon JV Trust
1.849% due 08/05/2034		300	301
JPMorgan Chase Commercial Mortgage Securities Trust
5.397% due 05/15/2045		1,015	1,026
5.440% due 06/12/2047		451	462
5.695% due 02/12/2049		482	497
Mellon Residential Funding Corp. Mortgage Pass-Through Trust
0.771% due 12/15/2030		4	4
Merrill Lynch Mortgage Investors Trust
1.244% due 10/25/2035		10	10

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.877% due 08/12/2049		$700	$730
Morgan Stanley Capital Trust
1.085% due 03/15/2045		17	17
5.723% due 04/12/2049		300	311
RBSSP Resecuritization Trust
0.721% due 10/26/2036		110	108
2.300% due 12/26/2036		44	44
RFTI Issuer Ltd.
2.081% due 08/15/2030		600	596
Selkirk Ltd.
1.860% due 12/20/2041		600	599
Structured Asset Mortgage Investments Trust
0.652% due 07/19/2035		7	6
0.652% due 05/25/2045		44	39
1.062% due 09/19/2032		3	3
Vulcan European Loan Conduit Ltd.
0.199% due 05/15/2017	EUR	11	12
Wachovia Bank Commercial Mortgage Trust
0.501% due 10/15/2048		$1,712	1,699
0.561% due 04/15/2047		1,100	1,065
5.713% due 06/15/2049		250	256
WaMu Commercial Mortgage Securities Trust
5.449% due 03/23/2045		124	125
WaMu Mortgage Pass-Through Certificates Trust
1.257% due 02/25/2046		23	21
1.257% due 08/25/2046		30	25
1.457% due 11/25/2042		10	10
1.657% due 06/25/2042		2	2

Total Non-Agency Mortgage-Backed Securities (Cost $14,187)			13,874

ASSET-BACKED SECURITIES 8.7%
ACS Pass-Through Trust
0.586% due 06/14/2037		268	259
Alba SPV SRL
1.449% due 04/20/2040	EUR	163	177
ALM Ltd.
1.967% due 01/20/2026		$1,200	1,206
Ares CLO Ltd.
1.023% due 11/25/2020		167	164
Atrium CDO Corp.
1.421% due 11/16/2022		205	205
Bear Stearns Asset-Backed Securities Trust
1.082% due 10/25/2032		1	1
Carlyle Global Market Strategies CLO Ltd.
1.547% due 04/20/2022		500	498
Cavalry CLO Ltd.
1.687% due 01/16/2024		500	499
Chancelight, Inc.
1.152% due 04/25/2039		160	157
CIFC Funding Ltd.
1.459% due 08/14/2024		400	400
1.587% due 01/19/2023		245	245
Citigroup Mortgage Loan Trust, Inc.
0.772% due 01/25/2036		600	593
COA Summit CLO Ltd.
1.667% due 04/20/2023		1,473	1,471
Cornerstone CLO Ltd.
0.541% due 07/15/2021		355	353
Countrywide Asset-Backed Certificates
0.701% due 12/25/2031 ^		2	1
1.162% due 05/25/2032		1	1
Credit Suisse First Boston Mortgage Securities Corp.
1.162% due 08/25/2032		3	2

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2015	15

Schedule of Investments PIMCO Short-Term Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Dell Equipment Finance Trust
1.420% due 12/22/2017		$600	$598
Drug Royalty LP
3.139% due 07/15/2023		241	244
Dryden Leveraged Loan CDO
0.557% due 10/20/2020		67	67
Dryden Senior Loan Fund
1.491% due 01/15/2022		953	951
Eagle Ltd.
2.570% due 12/15/2039		188	186
Ford Credit Auto Lease Trust
1.040% due 05/15/2018		1,000	997
Fore CLO Ltd.
0.562% due 07/20/2019		1	1
Fraser Sullivan CLO Ltd.
1.362% due 04/20/2023		934	933
Gallatin CLO Ltd.
1.591% due 07/15/2023		1,957	1,945
GCAT
3.750% due 07/25/2020		457	454
Golden Knight CDO Ltd.
0.561% due 04/15/2019		146	145
Harbourmaster CLO BV
0.167% due 05/08/2023	EUR	140	151
Highbridge Loan Management Ltd.
1.436% due 09/20/2022		$489	488
Highlander Euro CDO BV
0.488% due 09/06/2022	EUR	356	385
KVK CLO Ltd.
1.691% due 07/15/2023		$882	879
LCM LP
1.521% due 07/14/2022		627	626
1.581% due 04/15/2022		530	529
Lockwood Grove CLO Ltd.
1.690% due 01/25/2024		2,200	2,193
Madison Park Funding Ltd.
1.545% due 04/22/2022		820	820
1.652% due 08/15/2022		600	599
MASTR Asset-Backed Securities Trust
0.472% due 11/25/2036		2	1
Navient Private Education Loan Trust
0.831% due 12/15/2021		241	240
Northstar Education Finance, Inc.
1.122% due 12/26/2031		120	116
Octagon Investment Partners Ltd.
1.574% due 05/05/2023		642	641
OneMain Financial Issuance Trust
2.570% due 07/18/2025		1,000	990
Pretium Mortgage Credit Partners LLC
4.125% due 10/27/2030		194	193

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Renaissance Home Equity Loan Trust
0.782% due 11/25/2034	$6	$5
0.922% due 12/25/2033	25	23
1.302% due 08/25/2033	5	4
SBA Tower Trust
2.898% due 10/15/2044	300	294
SLM Student Loan Trust
0.820% due 10/25/2017	12	12
1.820% due 04/25/2023	43	43
Sunset Mortgage Loan Co. LLC
4.459% due 09/16/2045	226	225
Venture CLO Ltd.
1.609% due 11/14/2022	1,000	994
Voya CLO Ltd.
1.621% due 10/15/2022	500	496

Total Asset-Backed Securities (Cost $23,849)		23,700

SOVEREIGN ISSUES 2.9%
Export-Import Bank of Korea
1.071% due 01/14/2017	1,800	1,803
Korea Development Bank
0.945% due 01/22/2017	1,500	1,501
1.000% due 01/22/2016	2,000	2,000
3.250% due 09/20/2016	500	506
Korea Land & Housing Corp.
1.875% due 08/02/2017	2,000	1,997

Total Sovereign Issues (Cost $7,815)		7,807

	SHARES
PREFERRED SECURITIES 0.0%

BANKING & FINANCE 0.0%
Citigroup Capital
6.692% due 10/30/2040	3,000	78

Total Preferred Securities (Cost $81)		78

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 7.3%

CERTIFICATES OF DEPOSIT 0.1%
Intesa Sanpaolo SpA
1.701% due 04/11/2016	$200	200

COMMERCIAL PAPER 4.0%
Duke Energy Corp.
0.650% due 01/08/2016	4,000	3,999

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Electricite de France S.A.
1.510% due 01/09/2017		$2,500	$2,460
ENI Finance USA, Inc.
1.350% due 06/10/2016		1,800	1,793
Entergy Corp.
0.950% due 01/05/2016		1,700	1,700
0.965% due 01/12/2016		1,000	1,000

			10,952

REPURCHASE AGREEMENTS (c) 0.1%
			161

SHORT-TERM NOTES 2.2%
Czech Republic Ministry of Finance Bill (a)
(0.152)% due 09/30/2016	CZK	132,000	5,315
(0.598)% due 02/19/2016		7,000	282
(0.585)% due 02/12/2016		12,000	483

			6,080

MEXICO TREASURY BILLS 0.9%
3.336% due 03/03/2016	MXN	40,400	2,332

Total Short-Term Instruments (Cost $19,904)			19,725

Total Investments in Securities (Cost $267,805)			264,938

		SHARES
INVESTMENTS IN AFFILIATES 6.9%

SHORT-TERM INSTRUMENTS 6.9%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 6.9%
PIMCO Short-Term Floating NAV Portfolio III		1,893,671	18,698

Total Short-Term Instruments (Cost $18,757)			18,698

Total Investments in Affiliates (Cost $18,757)			18,698

Total Investments 104.7% (Cost $286,562)			$283,636

Financial Derivative Instruments (e)(g) (0.2%) (Cost or Premiums, net $(828))			(529)

Other Assets and Liabilities, net (4.5%)			(12,307)

Net Assets 100.0%			$270,800

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Zero coupon bond. Coupon presented is a calculated yield.
(b)	Principal amount of security is adjusted for inflation.

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2015

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(c)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.010%	12/31/2015	01/04/2016	$161	Fannie Mae 2.140% due 11/07/2022	$(167)	$161	$161

Total Repurchase Agreements						$(167)	$161	$161

(1)	Includes accrued interest.

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Reverse Repurchase Agreements
BPG	0.680%	11/06/2015	01/06/2016	$(2,280)	$(2,283)
	0.830	11/19/2015	01/06/2016	(8,696)	(8,704)
GRE	1.100	12/22/2015	01/05/2016	(3,304)	(3,305)

Total Reverse Repurchase Agreements					$(14,292)

(2)

As of December 31, 2015, there were no open sale-buyback transactions. The average amount of borrowings outstanding during the period ended December 31, 2015 was $(15,580) at a weighted average interest rate of 0.352%.

SHORT SALES:

SHORT SALES ON U.S. TREASURY OBLIGATIONS

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales (3)
U.S. Treasury Notes	1.625%	07/31/2020	$7,500	$(7,457)	$(7,519)
U.S. Treasury Notes	1.625	11/30/2020	5,500	(5,461)	(5,478)

				$(12,918)	$(12,997)

Total Short Sales				$(12,918)	$(12,997)

(3)	Payable for short sales includes $61 of accrued interest.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of December 31, 2015:

(d)	Securities with an aggregate market value of $14,816 have been pledged as collateral under the terms of the following master agreements as of December 31, 2015.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (4)
Global/Master Repurchase Agreement
BPG	$0	$(10,987)	$0	$0	$(10,987)	$11,508	$521
GRE	0	(3,305)	0	0	(3,305)	3,309	4
SSB	161	0	0	0	161	(167)	(6)

Master Securities Forward Transaction Agreement
BCY	0	0	0	(5,478)	(5,478)	0	(5,478)
NOM	0	0	0	(7,519)	(7,519)	0	(7,519)

Total Borrowings and Other Financing Transactions	$161	$(14,292)	$0	$(12,997)

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2015	17

Schedule of Investments PIMCO Short-Term Portfolio (Cont.)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$(10,987)	$0	$0	$(10,987)
U.S. Treasury Obligations	0	(3,305)	0	0	(3,305)

Total Borrowings	$0	$(14,292)	$0	$0	$(14,292)

Gross amount of recognized liabilities for reverse repurchase agreements					$(14,292)

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Call - CBOT U.S. Treasury 10-Year Note March Futures	$128.000	02/19/2016	97	$50	$22

Total Purchased Options				$50	$22

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Call - CME 90-Day Eurodollar December Futures	$98.750	12/19/2016	484	$(442)	$(227)
Put - CME 90-Day Eurodollar December Futures	98.750	12/19/2016	484	(271)	(203)
Call - CME 90-Day Eurodollar June Futures	98.750	06/13/2016	154	(112)	(136)

				$(825)	$(566)

Total Written Options				$(825)	$(566)

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation	Variation Margin
					Asset	Liability
3-Month Euribor March Futures	Long	03/2018	136	$48	$4	$0
90-Day Eurodollar December Futures	Short	12/2018	150	28	0	(11)
90-Day Eurodollar September Futures	Short	09/2018	153	58	0	(12)
Australia Government 3-Year Note March Futures	Long	03/2016	289	63	0	(33)
United Kingdom 90-Day LIBOR Sterling Interest Rate March Futures	Short	03/2018	337	57	25	(6)

Total Futures Contracts				$254	$29	$(62)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Pay	3-Month CAD-Bank Bill	1.000%	12/15/2017	CAD	65,100	$63	$8	$12	$0
Receive	3-Month USD-LIBOR	1.750	12/16/2018		$12,200	(130)	(83)	0	(7)
Receive	3-Month USD-LIBOR	3.000	07/23/2019		27,400	(249)	(146)	0	(14)
Pay	28-Day MXN-TIIE	4.195	10/05/2017	MXN	216,000	(13)	1	11	0

						$(329)	$(220)	$23	$(21)

Total Swap Agreements						$(329)	$(220)	$23	$(21)

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2015

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2015:

(f)	Securities with an aggregate market value of $1,246 and cash of $694 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2015. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$22	$29	$23	$74	$(566)	$(62)	$(21)	$(649)

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	02/2016		EUR	1,790	$		1,938	$0	$(9)

CBK	01/2016	$		3,581		GBP	2,413	0	(24)
	02/2016		CZK	7,018	$		293	11	0
	02/2016		EUR	281			309	3	0
	02/2016		GBP	2,413			3,581	24	0

DUB	02/2016		CZK	9,022			380	17	0

GLM	01/2016		JPY	586,000			4,797	0	(78)
	01/2016	$		2,418		JPY	298,200	63	0

HUS	01/2016		DKK	9,500	$		1,389	5	0
	09/2016		CZK	132,199			5,510	124	0

JPM	02/2016		AUD	5,092			3,632	0	(71)
	02/2016		CAD	229			173	7	0
	02/2016		EUR	6,688			7,201	0	(74)
	02/2016		JPY	274,100			2,227	0	(55)
	02/2016	$		2,017		JPY	248,500	52	0
	03/2016		MXN	40,096	$		2,342	25	0

MSB	01/2016		GBP	2,413			3,638	81	0
	01/2016	$		2,377		JPY	287,800	17	0
	02/2016		JPY	287,800	$		2,378	0	(18)

SCX	02/2016	$		175		EUR	163	2	0

UAG	02/2016		CZK	3,006	$		125	4	0

Total Forward Foreign Currency Contracts								$435	$(329)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED DECEMBER 31, 2015:

	# of Contracts	Notional Amount in $	Notional Amount in AUD		Notional Amount in EUR		Notional Amount in GBP		Premiums
Balance at Beginning of Period	0	$39,900	AUD	0	EUR	0	GBP	0	$(150)
Sales	2,778	295,100		5,641		2,231		2,922	(2,548)
Closing Buys	(1,656)	(266,400)		(1,400)		0		(2,192)	1,659
Expirations	0	0		(4,241)		(2,231)		0	20
Exercised	0	(68,600)		0		0		(730)	194

Balance at End of Period	1,122	$0	AUD	0	EUR	0	GBP	0	$(825)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION (1)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2015 (2)	Notional Amount (3)		Premiums (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BRC	Saudi Arabia Government International Bond	1.000%	12/20/2020	1.526%	$	200	$(5)	$0	$0	$(5)

CBK	Volvo Treasury AB	1.000	12/20/2020	1.090	EUR	500	(11)	9	0	(2)

GST	Mexico Government International Bond	1.000	09/20/2020	1.639	$	1,800	(27)	(24)	0	(51)

MYC	Volvo Treasury AB	1.000	12/20/2020	1.090	EUR	500	(10)	8	0	(2)

							$(53)	$(7)	$0	$(60)

Total Swap Agreements							$(53)	$(7)	$0	$(60)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2015	19

Schedule of Investments PIMCO Short-Term Portfolio (Cont.)

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received) as of December 31, 2015:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)	Net Exposure (4)
BOA	$0	$0	$0	$0	$(9)	$0	$0	$(9)	$(9)	$0	$(9)
BRC	0	0	0	0	0	0	(5)	(5)	(5)	0	(5)
CBK	38	0	0	38	(24)	0	(2)	(26)	12	0	12
DUB	17	0	0	17	0	0	0	0	17	(60)	(43)
GLM	63	0	0	63	(78)	0	0	(78)	(15)	0	(15)
GST	0	0	0	0	0	0	(51)	(51)	(51)	0	(51)
HUS	129	0	0	129	0	0	0	0	129	0	129
JPM	84	0	0	84	(200)	0	0	(200)	(116)	0	(116)
MSB	98	0	0	98	(18)	0	0	(18)	80	0	80
MYC	0	0	0	0	0	0	(2)	(2)	(2)	0	(2)
SCX	2	0	0	2	0	0	0	0	2	0	2
UAG	4	0	0	4	0	0	0	0	4	0	4

Total Over the Counter	$435	$0	$0	$435	$(329)	$0	$(60)	$(389)

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$22	$22
Futures	0	0	0	0	29	29
Swap Agreements	0	0	0	0	23	23

	$0	$0	$0	$0	$74	$74

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$435	$0	$435

	$0	$0	$0	$435	$74	$509

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$566	$566
Futures	0	0	0	0	62	62
Swap Agreements	0	0	0	0	21	21

	$0	$0	$0	$0	$649	$649

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$329	$0	$329
Swap Agreements	0	60	0	0	0	60

	$0	$60	$0	$329	$0	$389

	$0	$60	$0	$329	$649	$1,038

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2015

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended December 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$382	$382
Futures	0	0	0	0	105	105
Swap Agreements	0	0	0	0	(890)	(890)

	$0	$0	$0	$0	$(403)	$(403)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,806	$0	$1,806
Purchased Options	0	0	0	(26)	(111)	(137)
Written Options	0	0	0	66	156	222
Swap Agreements	0	181	0	0	0	181

	$0	$181	$0	$1,846	$45	$2,072

	$0	$181	$0	$1,846	$(358)	$1,669

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(28)	$(28)
Written Options	0	0	0	0	259	259
Futures	0	0	0	0	835	835
Swap Agreements	0	0	0	0	(25)	(25)

	$0	$0	$0	$0	$1,041	$1,041

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(241)	$0	$(241)
Purchased Options	0	0	0	0	72	72
Written Options	0	0	0	0	67	67
Swap Agreements	0	(74)	0	0	0	(74)

	$0	$(74)	$0	$(241)	$139	$(176)

	$0	$(74)	$0	$(241)	$1,180	$865

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2015 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2015
Investments in Securities, at Value
Bank Loan Obligations	$0	$5,340	$0	$5,340
Corporate Bonds & Notes
Banking & Finance	0	90,163	399	90,562
Industrials	0	67,853	0	67,853
Utilities	0	25,670	0	25,670
Municipal Bonds & Notes
Arkansas	0	115	0	115
California	0	1,310	0	1,310
North Carolina	0	219	0	219
U.S. Government Agencies	0	1,968	0	1,968
U.S. Treasury Obligations	0	6,717	0	6,717
Non-Agency Mortgage-Backed Securities	0	12,679	1,195	13,874
Asset-Backed Securities	0	23,514	186	23,700
Sovereign Issues	0	7,807	0	7,807
Preferred Securities
Banking & Finance	78	0	0	78
Short-Term Instruments
Certificates of Deposit	0	200	0	200
Commercial Paper	0	10,952	0	10,952
Repurchase Agreements	0	161	0	161
Short-Term Notes	0	6,080	0	6,080
Mexico Treasury Bills	0	2,332	0	2,332
	$78	$263,080	$1,780	$264,938

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2015
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$18,698	$0	$0	$18,698

Total Investments	$18,776	$263,080	$1,780	$283,636

Short Sales, at Value - Liabilities
U.S. Treasury Obligations	$0	$(12,997)	$0	$(12,997)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	29	45	0	74
Over the counter	0	435	0	435
	$29	$480	$0	$509

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(628)	(21)	0	(649)
Over the counter	0	(389)	0	(389)
	$(628)	$(410)	$0	$(1,038)

Totals	$18,177	$250,153	$1,780	$270,110

There were no significant transfers between Levels 1, 2, or 3 during the period ended December 31, 2015.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2015	21

Notes to Financial Statements

1. ORGANIZATION

The PIMCO Short-Term Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Institutional, Administrative, and Advisor. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies are recorded as dividend income. Long-term capital gain distributions received from registered investment companies are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract (see Financial Derivative Instruments, if any). Realized foreign exchange gains or losses arising from sales of spot foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains and losses arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Portfolio’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

22	PIMCO VARIABLE INSURANCE TRUST

December 31, 2015

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of transactions that may cause character differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed (overdistributed) net realized gains (losses) and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) New Accounting Pronouncements  In June 2014, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2014-11, that expanded secured borrowing accounting for certain repurchase agreements. The ASU also sets forth additional disclosure requirements for certain transactions accounted for as sales in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. The ASU became effective prospectively for annual periods beginning after December 15, 2014, and interim periods beginning after March 15, 2015. The Portfolio has adopted the ASU. The financial statements have been modified to provide enhanced disclosures surrounding secured borrowing transactions, if any. See the Notes to Schedule of Investments for additional details.

In August 2014, the FASB issued ASU 2014-15 requiring management to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the entity’s ability to continue as a going concern. The ASU is effective prospectively for annual periods ending after December 15, 2016, and interim periods thereafter. At this time, management is evaluating the implications of these changes on the financial statements.

In May 2015, the FASB issued ASU 2015-07 which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the NAV per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of the Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets attributable to the Portfolio or class, less any liabilities, by the total number of shares outstanding of the Portfolio or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Portfolio reserves the right to change the time its NAV is calculated if the Portfolio closes earlier, or as permitted by the SEC.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using

ANNUAL REPORT	DECEMBER 31, 2015	23

Notes to Financial Statements (Cont.)

data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services or other pricing sources. With respect to any portion of the Portfolio’s assets that are invested in one or more open-end management investment companies (other than exchange-traded funds (“ETFs”)), a Portfolio’s NAV will be calculated based upon the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. Foreign (non-U.S.) exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board (“Valuation Oversight Committee”), generally based on recommendations provided by the Adviser. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When a Portfolio uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure

24	PIMCO VARIABLE INSURANCE TRUST

December 31, 2015

that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1 — Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers in and out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

ANNUAL REPORT	DECEMBER 31, 2015	25

Notes to Financial Statements (Cont.)

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemption where the inputs to the NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Prior to July 31, 2015, short-term investments having a maturity of 60 days or less and repurchase agreements were generally valued at amortized cost which approximates fair value. Short-term debt instruments having a remaining maturity of 60 days or less are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. Other than swap agreements, which are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services or other pricing sources, these contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange (if available). For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

The validity of the fair value is reviewed by the Adviser on a periodic basis and may be amended in accordance with the Trust’s valuation procedures.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Portfolio. The tables below show the Portfolio’s transactions in and earnings from investments in these affiliated Funds for the period ended December 31, 2015 (amounts in thousands†):

26	PIMCO VARIABLE INSURANCE TRUST

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Investments in PIMCO Short-Term Floating NAV Portfolio*

Market Value 12/31/2014	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2015	Dividend Income (1)	Realized Net Capital Gain Distributions (1)
$5	$0	$(5)	$0	$0	$0	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	A portion of this may be recharacterized to return of capital and reflected as such on tax forms mailed to shareholders on or about January 31st following each calendar year.
*	Effective July 1, 2015, the Portfolio was liquidated.

Investments in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2014	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2015	Dividend Income (1)	Realized Net Capital Gain Distributions (1)
$10,017	$191,990	$(183,250)	$(14)	$(45)	$18,698	$90	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	A portion of this may be recharacterized to return of capital and reflected as such on tax forms mailed to shareholders on or about January 31st following each calendar year.

(b) Investments in Securities

Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

Loan Participations, Assignments and Originations  The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by a Portfolio. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments from lenders it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Portfolio may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Portfolio may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Portfolio may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. As of December 31, 2015, the Portfolio had no unfunded loan commitments outstanding.

Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans,

ANNUAL REPORT	DECEMBER 31, 2015	27

Notes to Financial Statements (Cont.)

including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Portfolio’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the Portfolio may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

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5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location of these instruments is described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for the receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  The Portfolio may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  The Portfolio may enter into short sales transactions. A short sale is a transaction in which the Portfolio sells securities it may not own in anticipation of a decline in the fair value of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio is obligated to deliver securities at the trade price at the time the short position is covered. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

ANNUAL REPORT	DECEMBER 31, 2015	29

Notes to Financial Statements (Cont.)

(a) Forward Foreign Currency Contracts  The Portfolio may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“Futures Variation Margin”). Gains or losses are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  The Portfolio may write or purchase options to enhance returns or to hedge an existing position or future investment. The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio, as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed.

Options on Exchange-Traded Futures Contracts  The Portfolio may write or purchase options on exchange-traded futures contracts (“Futures Option”) to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Portfolio may enter into

30	PIMCO VARIABLE INSURANCE TRUST

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asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are included within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

For purposes of applying the Portfolio’s investment policies and restrictions, swap agreements are generally valued by the Portfolio at market value. In the case of a credit default swap (see below), however, in applying certain of the Portfolio’s investment policies and restrictions the Portfolio will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions. For example, the Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines (if any) because such value reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements  A Portfolio may use credit default swaps on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the

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Notes to Financial Statements (Cont.)

seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL RISKS

In the normal course of business, the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in financial derivative instruments and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Portfolio may lose money if these changes are not anticipated by the Portfolio’s management.

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The Portfolio may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Duration is a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. Convexity is an additional measure of interest rate sensitivity that measures the rate of change of duration in response to changes in interest rates. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). At present, the U.S. is experiencing historically low interest rates. The Portfolio may be subject to heightened interest rate risk because the Fed has ended its quantitative easing program and has begun, and may continue, to raise interest rates. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause the Portfolio to lose value. If the Portfolio lost enough value, the Portfolio could face increased redemptions by shareholders, which could further impair its performance.

To the extent that the Portfolio may invest in securities and instruments that are economically tied to Russia, the Portfolio is subject to various risks such as, but not limited to political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, and unpredictable taxation. Investments in Russia are particularly subject to the risk that further economic sanctions may be imposed by the United States and/or other countries. Such sanctions — which may impact companies in many sectors, including energy, financial services and defense, among others — may negatively impact the Portfolio’s performance and/or ability to achieve its investment objective. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, difficulties in obtaining accurate prices, a smaller market capitalization and a smaller number of traded securities. Settlement, clearing and registration of securities transactions are subject to risks, which may result in significant delays or problems in registering the transfer of securities, including issues with foreign nominee accounts held with custodian banks. It is possible that the ownership rights of the Portfolio could be lost through fraud or negligence. In addition, it may be difficult for the Portfolio to enforce any rights it may have in the event of loss of share registration. Adverse currency exchange rates are a risk and there may be a lack of available currency hedging instruments. Investments in Russia may be subject to the risk of nationalization or expropriation of assets. Oil, natural gas, metals, and timber account for a significant portion of Russia’s exports, leaving the country vulnerable to swings in world prices.

If the Portfolio invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivative instruments that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency-denominated securities may reduce the Portfolio’s returns.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges, where applicable. For financial derivative instruments traded on exchanges or clearinghouses, the primary credit risk is the creditworthiness of the Portfolio’s clearing broker or the exchange or clearinghouse itself. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivative instruments contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities and financial derivative instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings.

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Notes to Financial Statements (Cont.)

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. PIMCO, as the Adviser, minimizes counterparty risks to the Portfolio through a number of ways. Prior to entering into transactions with a new counterparty, the PIMCO Counterparty Risk Committee conducts an extensive credit review of such counterparty and must approve the use of such counterparty. Furthermore, pursuant to the terms of the underlying contract, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold, such counterparty shall advance collateral to the Portfolio in the form of cash or securities equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared over the counter (“OTC”) derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk is significantly reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of an FCM default scenario further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedule of Investments.

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International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.20%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class as disclosed in the Prospectus.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $35,000, plus $3,600 for each Board meeting attended in person, $750 for each committee meeting attended and $750 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $5,000, the valuation oversight committee lead receives an additional annual retainer of $3,250 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads) and the governance committee chair receives an additional annual retainer of $1,500.

These expenses are allocated on a pro rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio, which does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

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Notes to Financial Statements (Cont.)

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8 and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended December 31, 2015, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 under the Act (amounts in thousands):

Purchases	Sales
$41,261	$32,226

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the

Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The transaction costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2015, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$1,560,890	$1,559,465	$134,760	$87,620

12. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2015		Year Ended 12/31/2014
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	89	$915	132	$1,356
Administrative Class	9,365	96,476	10,812	111,308
Advisor Class	3,771	38,884	2,963	30,497
Issued as reinvestment of distributions
Institutional Class	7	70	6	63
Administrative Class	116	1,199	80	827
Advisor Class	104	1,075	74	757
Cost of shares redeemed
Institutional Class	(130)	(1,343)	(298)	(3,066)
Administrative Class	(6,553)	(67,499)	(7,336)	(75,587)
Advisor Class	(2,521)	(25,992)	(1,719)	(17,691)
Net increase (decrease) resulting from Portfolio share transactions	4,248	$43,785	4,714	$48,464

As of December 31, 2015, three shareholders each owned 10% or more of the Portfolio’s total outstanding shares comprising 60% of the Portfolio.

36	PIMCO VARIABLE INSURANCE TRUST

December 31, 2015

13. REGULATORY AND LITIGATION MATTERS

The Portfolio is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

PIMCO has received a Wells Notice from the staff of the U.S. Securities and Exchange Commission (“SEC”) that relates to the PIMCO Total Return Active Exchange-Traded Fund (“BOND”), a series of PIMCO ETF Trust. The notice indicates the staff’s preliminary determination to recommend that the SEC commence a civil action against PIMCO stemming from a non-public investigation relating to BOND. A Wells Notice is neither a formal allegation of wrongdoing nor a finding that any law was violated.

This matter principally pertains to the valuation of smaller sized positions in non-agency mortgage-backed securities purchased by BOND between its inception on February 29, 2012 and June 30, 2012, BOND’s performance disclosures for that period, and PIMCO’s compliance policies and procedures related to these matters.

The Wells process provides PIMCO with the opportunity to demonstrate to the SEC staff why it believes its conduct was appropriate, in keeping with industry standards, and that no action should be taken. PIMCO believes that this matter is unlikely to have a material adverse effect on any Portfolio or on PIMCO’s ability to provide investment management services to any Portfolio.

The foregoing speaks only as of the date of this report.

14. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and

distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2015, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2012-2014, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of December 31, 2015, the components of distributable taxable earnings are as follows (amounts in thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Qualified Late-Year Loss Deferral - Capital (4)	Qualified Late-Year Loss Deferral - Ordinary (5)
PIMCO Short-Term Portfolio	$3,011	$901	$(3,239)	$—	$—	$—	$—

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, treasury inflation-protected securities and convertible preferred stock.

(2)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals and distributions payable at fiscal year-end.

(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2015 through December 31, 2015 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
(5)	Specified losses realized during the period November 1, 2015 through December 31, 2015, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

As of December 31, 2015, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (6)
PIMCO Short-Term Portfolio	$286,674	$240	$(3,278)	$(3,038)

(6)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, treasury inflation-protected securities and convertible preferred stock.

ANNUAL REPORT	DECEMBER 31, 2015	37

Notes to Financial Statements (Cont.)

December 31, 2015

For the years ended December 31, 2015 and December 31, 2014, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

	Fiscal Year Ended	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)
PIMCO Short-Term Portfolio	12/31/2015	$2,344	$—	$—
	12/31/2014	$1,495	$152	$—

(7)	Includes short-term capital gains, if any, distributed.
(8)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

38	PIMCO VARIABLE INSURANCE TRUST

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and Shareholders of PIMCO Short-Term Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of PIMCO Short-Term Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 18, 2016

ANNUAL REPORT	DECEMBER 31, 2015	39

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BCY	Barclays Capital, Inc.	GLM	Goldman Sachs Bank USA	MYC	Morgan Stanley Capital Services, Inc.
BOA	Bank of America N.A.	GRE	RBS Securities, Inc.	NOM	Nomura Securities International Inc.
BPG	BNP Paribas Securities Corp.	GST	Goldman Sachs International	SCX	Standard Chartered Bank
BRC	Barclays Bank PLC	HUS	HSBC Bank USA N.A.	SSB	State Street Bank and Trust Co.
CBK	Citibank N.A.	JPM	JPMorgan Chase Bank N.A.	UAG	UBS AG Stamford
DUB	Deutsche Bank AG	MSB	Morgan Stanley Bank, N.A

Currency Abbreviations:
AUD	Australian Dollar	DKK	Danish Krone	JPY	Japanese Yen
CZK	Czech Koruna	EUR	Euro	MXN	Mexican Peso
CAD	Canadian Dollar	GBP	British Pound	USD (or $)	United States Dollar

Exchange Abbreviations:
CME	Chicago Mercantile Exchange	OTC	Over the Counter

Index/Spread Abbreviations:
CBOT	Chicago Board of Trade

Other Abbreviations:
ALT	Alternate Loan Trust	EURIBOR	Euro Interbank Offered Rate	REMIC	Real Estate Mortgage Investment Conduit
CDO	Collateralized Debt Obligation	LIBOR	London Interbank Offered Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio
CLO	Collateralized Loan Obligation	NCUA	National Credit Union Administration

40	PIMCO VARIABLE INSURANCE TRUST

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2015:

PIMCO Short-Term Portfolio	3.64%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

PIMCO Short-Term Portfolio	0.25%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

ANNUAL REPORT	DECEMBER 31, 2015	41

Management of the Trust

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Portfolio’s website at pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees*

Brent R. Harris (1959) Chairman of the Board and Trustee	08/1997 to present	Managing Director, PIMCO. Formerly, member of Executive Committee, PIMCO.	168	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute.

Douglas M. Hodge (1957) Trustee	02/2010 to present	Managing Director, Chief Executive Officer, PIMCO (since 2/14); Chief Operating Officer, PIMCO (7/09 – 2/14); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	146	Trustee, PIMCO Funds; Trustee, PIMCO ETF Trust.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company; Formerly, Executive Advisor, Toyota Financial Services; CEO, Toyota Financial Services.	146	Trustee, PIMCO Funds; Trustee, PIMCO ETF Trust.

E. Philip Cannon (1940) Trustee	05/2000 to present	Private Investor. Formerly, President, Houston Zoo.	168	Trustee, PIMCO Funds; Trustee, PIMCO ETF; Trustee, PIMCO Equity Series; and Trustee, PIMCO Equity Series VIT. Formerly, Trustee, Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments).	168	Trustee, PIMCO Funds; Trustee, PIMCO ETF Trust; Trustee, PIMCO Equity Series; and Trustee, PIMCO Equity Series VIT. Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group).	146	Trustee, PIMCO Funds; Trustee, PIMCO ETF Trust.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	168	Trustee, PIMCO Funds; Trustee, PIMCO ETF; Trustee, PIMCO Equity Series; and Trustee, PIMCO Equity Series VIT.

Ronald C. Parker (1951) Trustee	07/2009 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products).	168	Trustee, PIMCO Funds; Trustee, PIMCO ETF Trust; Trustee, PIMCO Equity Series; and Trustee, PIMCO Equity Series VIT.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.

** Trustees serve until their successors are duly elected and qualified.

42	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*

Peter G. Strelow (1970) President	01/2015 to present Senior Vice President 11/2013 to 01/2015 Vice President 05/2008 to 11/2013	Managing Director, PIMCO. President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

David C. Flattum (1964) Chief Legal Officer	11/2006 to present	Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to present	Managing Director and Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Brent R. Harris (1959) Senior Vice President	01/2015 to present President 03/2009 to 01/2015	Managing Director and current member of Executive Committee, PIMCO. Senior Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to present	Managing Director, Chief Executive Officer, PIMCO (since 2/14); Chief Operating Officer, PIMCO (7/09 – 2/14); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management. Senior Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Kevin M. Broadwater (1964) Vice President - Senior Counsel	05/2012 to present	Executive Vice President and Deputy General Counsel, PIMCO. Vice President — Senior Counsel, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Joshua D. Ratner (1976)** Vice President - Senior Counsel, Secretary	11/2013 to present Assistant Secretary 10/2007 to 01/2011	Executive Vice President and Senior Counsel, PIMCO. Chief Legal Officer, PIMCO Investments LLC. Vice President — Senior Counsel, Secretary, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Secretary and Chief Legal Officer, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Stacie D. Anctil (1969) Vice President	05/2015 to present Assistant Treasurer 11/2003 to 05/2015	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

William G. Galipeau (1974) Vice President	11/2013 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Treasurer, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds. Formerly, Vice President, Fidelity Investments.

Eric D. Johnson (1970)** Vice President	05/2011 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

Henrik P. Larsen (1970) Vice President	02/1999 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Greggory S. Wolf (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Trent W. Walker (1974) Treasurer	11/2013 to present Assistant Treasurer 05/2007 to 11/2013	Executive Vice President, PIMCO. Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Assistant Treasurer, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

Jason J. Nagler (1982)** Assistant Treasurer	05/2015 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds. Formerly, Head of Mutual Fund Reporting, GMO and Assistant Treasurer, GMO Trust and GMO Series Trust Funds.

* The term “PIMCO Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit Income Fund, PIMCO Dynamic Income Fund, PIMCO Global StocksPLUS & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.

** The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

ANNUAL REPORT	DECEMBER 31, 2015	43

Privacy Policy1

(Unaudited)

The Trust2 considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ non-public personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on applicable websites.

Respecting Your Privacy

As a matter of policy, the Trust does not disclose any non-public personal information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust or its affiliates may also retain non-affiliated companies to market the Trust’s shares or products which use the Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Trust reserves the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any fund advised by PIMCO in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Trust may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

Information Collected from Websites

Websites maintained by the Trust or its service providers may use a variety of technologies to collect information that help the Trust and its service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. In addition, the Trust or its Service Affiliates may use third parties to place advertisements for the Trust on other websites, including banner advertisements. Such third parties may collect anonymous information through the use of cookies or action tags (such as web beacons). The information these third parties collect is generally limited to technical and web navigation information, such as your IP address, web pages visited and browser type, and does not include personally identifiable information such as name, address, phone number or email address.

You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly.

Changes to the Privacy Policy

From time to time, the Trust may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Effective as of September 5, 2014.

2 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined policy may be written in the first person (i.e., by using “we” instead of “the Trust”).

44	PIMCO VARIABLE INSURANCE TRUST

Approval of Investment Advisory Contract and Other Agreements

(Unaudited)

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement and Amended and Restated Asset Allocation Sub-Advisory Agreement

At a meeting held on August 10-11, 2015, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved the Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) between the Trust, on behalf of each of the Trust’s series (the “Portfolios”), and Pacific Investment Management Company LLC (“PIMCO”) for an additional one-year term through August 31, 2016. The Board also considered and unanimously approved for an additional one-year term through August 31, 2016, the Supervision and Administration Agreement (together with the Investment Advisory Contract, the “Agreements”) between the Trust, on behalf of the Portfolios, and PIMCO. In addition, the Board considered and unanimously approved the renewal of the Amended and Restated Asset Allocation Sub-Advisory Agreement (the “Asset Allocation Agreement”) between PIMCO, on behalf of PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, and Research Affiliates, LLC (“Research Affiliates”) for an additional one-year term through August 31, 2016.

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of the past year, the Trustees received a wide variety of materials relating to the services provided by PIMCO and Research Affiliates to the Trust. At each of its quarterly meetings, the Board reviewed the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including shareholder services, valuation and custody, the Portfolios’ compliance program and other information relating to the nature, extent and quality of services provided by PIMCO and Research Affiliates to the Trust. In considering whether to approve the renewal of the Agreements and the Asset Allocation Agreement, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial information for PIMCO and, where relevant, Research Affiliates, information regarding the profitability to PIMCO of its relationship with the Portfolios, information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Portfolios, and information about the fees charged and services provided to other clients with similar investment mandates as the Portfolios (where applicable). In addition, the Board reviewed materials provided by counsel to the Trust and the Independent Trustees, which included, among other things, memoranda outlining legal duties of the Board in considering the continuation of the Agreements and the Asset Allocation Agreement.

(b) Review Process:  In connection with the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed written materials prepared by PIMCO and, where applicable, Research Affiliates in response to requests from counsel to the Trust and the Independent Trustees. The Board requested and received assistance and advice regarding applicable legal standards from counsel to the Trust and the Independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board heard oral presentations on matters related to the Agreements and the Asset Allocation Agreement and met both as a full Board and in a separate session of the Independent Trustees, without management present, at the August 10-11, 2015 meeting. The Independent Trustees also conducted a telephonic meeting with counsel to the Trust and the Independent Trustees on July 30, 2015 and executive sessions on August 10, 2015 to discuss the materials presented. In addition, the Independent Trustees requested and received from PIMCO additional information including, but not limited to, information related to profitability and comparative performance information.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and the Asset Allocation Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in assets under management. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered

ANNUAL REPORT	DECEMBER 31, 2015	45

Approval of Investment Advisory Contract and Other Agreements (Cont.)

PIMCO’s policies, procedures and systems to reasonably assure compliance with applicable laws and regulations and its commitment to these programs, its oversight of matters that may involve conflicts of interest between the Portfolios’ investments and those of other accounts managed by PIMCO, and its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has enhanced PIMCO’s service to the Funds and has allowed PIMCO to introduce innovative new funds over time. In addition, the Board considered the nature and quality of services provided by PIMCO to the wholly-owned subsidiaries of applicable Portfolios.

The Trustees considered information they had received about the steps that PIMCO has taken in recent years with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the counterparty risk committee, which oversees counterparty risk on a firm-wide basis, continually evaluating requests to add or remove approved counterparties as market needs and conditions warrant. The Trustees also considered that, over the last several years, PIMCO has continued to strengthen the process it uses to assess the financial stability of counterparties with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that, consistent with its fiduciary duty, PIMCO executes transactions through a competitive best execution process and uses only those counterparties that meet its stringent and monitored criteria. The Trustees considered that PIMCO’s collateral management team utilizes a counterparty risk system to analyze portfolio level exposure and collateral being exchanged with counterparties.

In addition, the Trustees considered new services and service enhancements that PIMCO has implemented since the Board renewed the Agreements in 2014, including, but not limited to: conducting a targeted review of quality and efficiency in the valuation process; expanding the analytical review of shareholder reports by State Street Bank and Trust Company, the Portfolios’ custodian; developing a process for monthly forecasts of taxable and book income to enhance portfolio management of investment income; continuing the expansion of a proprietary performance reconciliation tool, which includes next-day comparison of daily internal performance to custodian bank performance to identify potential errors and guardrail net asset value calculations; developing and implementing the Global Process Monitor application, which includes real-time tracking and escalation protocols for critical activities; and implementing monthly cash flow reporting processes to support client and media demands for information about investor flows and assets under management data. The Trustees also considered the recent outflows from the Portfolios. The Trustees further considered whether the decline in the Portfolios’ assets and the reduction in PIMCO’s total assets under management materially impacted the service quality or resources available to the Portfolios. The Trustees concluded that there has been no adverse impact to service quality or resources available to the Portfolios.

Similarly, the Board considered the asset allocation services provided by Research Affiliates to the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio. The Board noted that the PIMCO All Asset All Authority Portfolio recently commenced operations. The Board also considered the depth and quality of Research Affiliates’ investment management and research capabilities, the experience and capabilities of its portfolio management personnel and, in particular, the experience and capabilities of Robert Arnott, Research Affiliates’ principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by Research Affiliates under the Asset Allocation Agreement are likely to benefit the Portfolios and their respective shareholders (as applicable).

(b) Other Services:  The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust pursuant to the Administration Agreement.

The Board considered the terms of the Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services provided pursuant to that agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of these services and its supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives available in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited, and will likely continue to benefit, the Portfolios and their shareholders.

46	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

3. INVESTMENT PERFORMANCE

The Board received and examined information from PIMCO concerning the Portfolios’ performance, as available, over short- and long-term periods ended May 31, 2015 and other performance data, as available, over short- and long-term periods ended June 30, 2015 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ performance, as available, over short- and long-term periods ended May 31, 2015 (the “Lipper Report”).

The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 10-11, 2015 meeting. The Trustees noted that a majority of the Portfolios outperformed their respective Lipper medians over the three-year and longer periods ended May 31, 2015.

The Board also noted that, as of May 31, 2015, the Administrative Class of 44%, 79% and 92% of the Portfolios outperformed its Lipper category median on a net-of-fees basis over the three-year, five-year and ten-year periods, respectively. The Trustees considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of investments and that differences in performance among classes could principally be attributed to differences in the supervisory and administrative fees and distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups and that the Lipper categories do not: separate funds based upon maturity or duration; account for the applicable Portfolios’ hedging strategies; distinguish between enhanced index and actively managed equity strategies; include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” Lipper category to which they do not properly belong); or account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may not be particularly relevant to the consideration of Portfolio performance.

The Board noted that 63% or more of the assets of the Trust had outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods ending May 31, 2015 (based on the performance of the Administrative Class). The Board also noted that 8 of 14 Portfolios, representing 69% of the total assets of the Trust, had outperformed their respective benchmark indexes on a net-of-fees basis over the five-year period ending May 31, 2015. The

Board also noted that, while the Lipper universe comparisons provide a valuable performance comparison reference, there are certain Portfolios that do not fit neatly into their respective Lipper classifications. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward. The Board also considered that the Trust’s assets were over $20 billion as of December 31, 2014.

The Board considered PIMCO’s discussion of the intensive nature of managing bond funds, noting that it requires the management of a number of factors, including: varying maturities; prepayments; collateral management; counterparty management; pay-downs; credit events; workouts; derivatives; net new issuance in the bond market; and decreased market maker inventory levels. The Board noted that in addition to managing these factors, PIMCO must also balance risk controls and strategic positions in each portfolio it manages, including the Portfolios. Despite these challenges, the Board noted that PIMCO has generated “alpha” (i.e., non-market correlated excess performance) for its clients over time, including the Trust.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price funds to scale at the outset with reference to the total expense ratios of the respective Lipper median (if available), while providing a premium for innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also considered that PIMCO reviews the Portfolios’ fee levels and carefully considers reductions where appropriate. Further, the Board noted that PIMCO believes that the growth in the Trust’s assets under management over the long-term and long-term positive net flows are important indicators of proper and effective pricing.

ANNUAL REPORT	DECEMBER 31, 2015	47

Approval of Investment Advisory Contract and Other Agreements (Cont.)

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. The Board also reviewed information relating to the sub-advisory fees paid to Research Affiliates with respect to applicable Portfolios, taking into account that PIMCO compensates Research Affiliates from the advisory fees paid by such Portfolios to PIMCO. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in a “Peer Group” of comparable funds, as well as the universe of other similar funds. The Board noted that a number of Portfolios have total expense ratios that fall below the average and median expense ratios in their Peer Group and Lipper universe. In addition, the Board noted the fee waivers in place with respect to the fees that might result from investments by applicable Portfolios in their respective wholly-owned subsidiaries.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts and as sub-adviser to other investment companies with a similar investment strategy, including differences in advisory services provided. The Board noted that advisory fees for most Portfolios were similar to the fee rates charged to separate account strategies with the same investment strategies as the Portfolios. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including differences in the advisory and other services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees.

Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third-party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Portfolios. The Trustees also took into account that there are various reasons for any such difference in fees, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial risk and regulatory requirements, differing legal liabilities on a contract-by-contract basis and different servicing requirements when it does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations as compared to when PIMCO serves as investment adviser and sponsor.

The Board considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board also considered that as the Portfolios’ business has become increasingly complex, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. In addition, the Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee and, in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board further considered that many other funds pay for these services separately, and thus it is difficult to directly compare the Trust’s unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board also considered that the unified supervisory and administrative fee leads to Portfolio fees that are fixed, rather than variable. The Board noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease. The Board also considered that the Portfolios’ unified fee structure meant that fees were not impacted by recent outflows in certain Portfolios, unlike funds without a unified fee structure, which may see increased expense ratios when fixed costs are passed through to a smaller asset base. The Board further noted that, with few exceptions, PIMCO has generally maintained Portfolio fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall Portfolio fees, which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed with PIMCO those Portfolios and/or classes of Portfolios that had above median total expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few peers (if any), and cannot easily be grouped with comparable funds. Upon comparing the Portfolios’ total expenses to other funds in the “Peer Groups” provided by Lipper, the Board found total expenses of each Portfolio to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying funds in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying funds. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

48	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

Based on the information presented by PIMCO, Research Affiliates and Lipper, members of the Board determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of each Portfolio, are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were lower than in the previous year due to the impact of the Portfolios’ overall outflows. To the extent applicable, the Board also reviewed information regarding the portion of a Portfolio’s advisory fee retained by PIMCO, following the payment of sub-advisory fees to Research Affiliates, with respect to the Portfolio. Additionally, the Board noted that profit margins with respect to the Portfolios were within the ranges, although above the median, of publicly held investment management companies reported by Lipper and Strategic Insight (an independent provider of fund industry research). The Board noted that the PIMCO’s profit margin with respect to the Trust shows that the Trust is profitable, although less so than PIMCO Funds due to payments made by PIMCO to participating insurance companies. The Board also noted that it had received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, cyber security, information security, shareholder privacy, business continuity planning, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board noted that PIMCO shares the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including through the pricing of Portfolios to scale from inception and the enhancement of services provided to the Portfolios in return for fees paid. The Board reviewed the history of the Portfolios’ fee structure. The Board considered that the Portfolios’ unified fee rates had been set competitively and/or priced to scale from inception, had been held steady at that scaled competitive rate for most Portfolios as assets grew, or as assets declined in the case of some Portfolios, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing Portfolio shareholders of the fees associated with the Portfolios, and that the Portfolios bear certain expenses that are not covered by the advisory fee or the unified fee.

The Trustees considered that the unified fee has provided inherent economies of scale because a Portfolio maintains competitive fixed unified fees even if the particular Portfolio’s assets decline and/or operating costs rise. The Trustees further considered that, in contrast, breakpoints are a proxy for charging higher fees on lower asset levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also considered that, unlike the Portfolios’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees also considered that the unified fee protects shareholders from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those referenced above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Portfolios’ cost structures were reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and each of the Portfolios, to the benefit of their respective shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their respective shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Portfolios’ Rule 12b-1 plans or otherwise. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on their review, including their consideration of each of the factors summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and Research Affiliates favored the renewal of the Agreements and the Asset Allocation Agreement. The Independent Trustees and the Board as a whole concluded that the Agreements and the Asset Allocation Agreement continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees paid to PIMCO by the Portfolios under the Agreements and the fees paid to Research Affiliates by PIMCO under the Asset Allocation Agreement, and that the renewal of the Agreements and the Asset Allocation Agreement was in the best interests of the Portfolios and their shareholders.

ANNUAL REPORT	DECEMBER 31, 2015	49

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT17AR_123115

PIMCO Variable Insurance Trust

Annual Report

December 31, 2015

PIMCO Total Return Portfolio

Share Classes

■	Institutional
■	Administrative
■	Advisor

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

Please find enclosed the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2015. The following pages contain specific details about the Portfolio’s investment performance and a discussion of the factors that most affected performance over the reporting period.

Heightened market volatility throughout the reporting period was sparked by a mix of investor concerns including geopolitical developments, monetary policy and the potential for slowing global economic growth, which generally contributed to dampened investor sentiment. In particular, increasing concern over the outlook for Chinese growth sent commodity prices and inflation expectations lower, while also negatively impacting prices of emerging market (“EM”) debt and equities. In addition, the Chinese equity market began a strong decline in June 2015, which prompted the Chinese government to prop-up equity share prices and devalue the Chinese yuan. Volatility in Chinese equity markets continued into January 2016 on renewed concern over slowing Chinese economic growth. Furthermore, rising tension in the Middle East and the continued debt crisis in Greece also contributed to investor unease throughout the reporting period.

Economic data in the U.S. continued to confirm a healthy economy, particularly labor market indicators such as employment and wages. Still, signs of caution remained, particularly as U.S. consumers appeared to be more selective in their spending and chose to save rather than spend their windfall from lower gas prices. Additionally, consumer sentiment and certain housing indicators softened towards the end of the reporting period, and December 2015 U.S. manufacturing data indicated the fastest contraction in six years. Within the Eurozone, volatility increased despite gradual improvement in the underlying economies. Eurozone economic data also showed generally positive signs of an early recovery but were tempered slightly by sluggish inflation.

The theme of divergent global central bank monetary policy continued throughout the reporting period. The European Central Bank (“ECB”) expressed its commitment to increase quantitative easing (or large-scale asset purchases), along with the Bank of Japan and the People’s Bank of China who also indicated their intent to accelerate such measures. The Federal Reserve (“Fed”), on the other hand, moved on December 16 to raise the Federal Funds Rate by 0.25% to a new range of 0.25% - 0.50%, marking its first rate hike in nine years. However, the Fed noted that future increases in its target rate would be “gradual” and in-line with their previous projections, which helped to ease investor concerns. Outside of the reporting period on January 27, the Fed opted to leave the Federal Funds Rate unchanged, noting their intent to closely monitor how the global economy and markets influence the U.S. economic outlook.

Highlights of the financial markets during the twelve-month fiscal reporting period include:

■

U.S. Treasuries, as represented by the Barclays U.S. Treasury Index, returned 0.84% for the reporting period as yields generally rose slightly across the Treasury yield curve. The benchmark ten-year U.S. Treasury note yielded 2.27% at the end of the reporting period, up from 2.17% on December 31, 2014. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 0.55% for the reporting period.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Barclays U.S. TIPS Index, declined 1.44% over the reporting period. U.S. TIPS were pressured over the year as breakeven inflation levels, a proxy for inflation expectations, declined in-line with commodity markets. Global inflation-linked bonds (“ILBs”) were also down overall during the reporting period, as the slide in energy and other commodities impacted inflation expectations globally. Despite this headwind, European ILBs fared better than other developed countries and posted marginal gains in local currencies as real yields benefited from the ECB’s quantitative easing support.

■

Prices on broad commodities were down over the reporting period, led lower primarily by energy and industrial metal prices. Crude oil prices faced increasing pressure from a persisting inventory glut and production growth, especially from the Organization of the Petroleum Exporting Countries (“OPEC”). Towards the end of the reporting period, seasonally warm weather put further pressure on oil prices, which ended the year considerably

2	PIMCO VARIABLE INSURANCE TRUST

lower. Diversified commodities, as represented by the Bloomberg Commodity Index Total Return, declined 24.66% over the reporting period.

■

Agency mortgage-backed securities (“MBS”), as represented by the Barclays U.S. MBS Fixed Rate Index, returned 1.51% over the reporting period. Non-Agency MBS prices were mixed amid weakness in the broader credit markets, although underlying collateral performance has generally been in-line with investor expectations and continues to gradually improve over the long-term.

■

U.S. investment grade credit, as represented by the Barclays U.S. Credit Index, declined 0.77% over the reporting period. Investment grade credit valuations cheapened as a record $1.15 trillion of new issuance came to market and commodity prices continued to fall given worries over slowing Chinese growth. Developed market global high yield bonds, as measured by the BofA Merrill Lynch Developed Markets High Yield Constrained Index, declined 3.05% over the reporting period. Weakness in the commodity-oriented sectors including energy and metals & mining, weighed on returns as oil and other commodity prices fell. Overall, global high yield spreads and yields rose throughout the reporting period and ended higher.

■

EM external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 1.23% over the reporting period. EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), declined 14.92% over the reporting period. Idiosyncratic forces remained a dominant theme. China, for example, continued to expand its accommodative measures as both growth and inflation showed signs of further moderation. In addition, the Russian ruble continued its recovery from 2014 weakness before stumbling toward the end of the reporting period on oil price weakness.

■

Equity markets showed mixed performance globally amid a period marked by economic uncertainty, increased volatility and divergent central bank monetary policy. U.S. equities, as represented by the S&P 500 Index, returned 1.38% (on a total return basis) and developed market equities outside the U.S., as represented by the MSCI EAFE Net Dividend Index (USD Unhedged), declined 0.81% over the reporting period. However, ultra-easy monetary policy in Europe and Japan benefited European and Japanese equity markets, which generally posted positive returns. However, EM equities, as represented by the MSCI Emerging Markets Index (Net Dividends in USD), declined 14.92% over the same period, due to headwinds from a stronger U.S. dollar, falling commodity prices, concerns over slower Chinese economic growth and declining Chinese equities.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your broad investment needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Variable Insurance Trust February 18, 2016

ANNUAL REPORT	DECEMBER 31, 2015	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of nineteen separate investment portfolios, including the PIMCO Total Return Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by the Portfolio are likely to decrease in value. A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and significant, and there is no guarantee that Fund management will anticipate such movement accurately.

As of the date of this report, interest rates in the U.S. are near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program and has begun, and may continue, to raise interest rates. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Portfolio’s performance or cause the Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus. Some of these risks may include, but are not limited to, the following: interest rate risk, call risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, emerging markets risk, sovereign debt risk, currency risk, leveraging risk, management risk, short sale risk and convertible securities risk. A complete description of these and other risks is contained in the Portfolio’s prospectus.

The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, leverage risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on the Portfolio. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in an asset, instrument or component of the index underlying a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility for the Portfolio. The Portfolio may engage in such transactions regardless of whether the Portfolio owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if the Portfolio invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign (non-U.S.) issuer.

High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in such markets. Thus, high yield investments increase the chance that the Portfolio will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage- and Asset-Backed Securities represent ownership interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, Mortgage- and Asset-Backed Securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on Mortgage- and Asset-Backed Securities depend on the ability of the underlying assets to generate cash flow.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In

4	PIMCO VARIABLE INSURANCE TRUST

certain instances, a security’s country of incorporation may be different from its country of economic exposure.

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart reflects only Administrative Class performance. Performance for Institutional Class, Class M and Advisor Class shares, if applicable, may be higher or lower based on each class’s expense ratios. The Portfolio’s total annual operating expense ratios on the Portfolio Summary page are as of the currently effective prospectus, as supplemented to date. The Portfolio measures its performance against a broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

The following table discloses the inception dates of the Portfolio and its respective share classes along with the Portfolio’s diversification status as of period end:

Portfolio Name	Portfolio Inception	Institutional Class	Class M	Administrative Class	Advisor Class	Diversification Status
PIMCO Total Return Portfolio	12/31/97	04/10/00	—	12/31/97	02/28/06	Diversified

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolio. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Portfolio creates a contract between or among any shareholder of the Portfolio, on the one hand, and the Trust, the Portfolio, a service provider to the Trust or the Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and is available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

ANNUAL REPORT	DECEMBER 31, 2015	5

PIMCO Total Return Portfolio

Cumulative Returns Through December 31, 2015

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown†

U.S. Treasury Obligations	30.2%
U.S. Government Agencies	26.4%
Corporate Bonds & Notes	18.9%
Sovereign Issues	6.8%
Non-Agency Mortgage-Backed Securities	6.3%
Short-Term Instruments‡	3.0%
Other	8.4%
†	% of Investments, at value as of 12/31/15. Financial derivative instruments, if any, are excluded.

‡	Includes Central Funds used for Cash Management Purposes

Average Annual Total Return for the period ended December 31, 2015
	1 Year	5 Years	10 Years	Inception*
PIMCO Total Return Portfolio Institutional Class	0.60%	3.27%	5.61%	6.01%
PIMCO Total Return Portfolio Administrative Class	0.45%	3.12%	5.45%	5.67%
PIMCO Total Return Portfolio Advisor Class	0.35%	3.02%	—	5.37%
Barclays U.S. Aggregate Index±	0.55%	3.25%	4.51%	5.20%	**

All Portfolio returns are net of fees and expenses.

* For class inception dates please refer to the Important Information.

** Average annual total return since 12/31/1997.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.50% for Institutional Class shares, 0.65% for Administrative Class shares, and 0.75% for Advisor Class shares.

± Barclays U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

It is not possible to invest in an unmanaged index.

Investment Objective and Strategy Overview

»

The PIMCO Total Return Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

Portfolio Insights

»	An underweight to investment grade corporate credit spread duration added to performance, as investment grade corporate spreads widened during the reporting period.

»	Long-dollar positions against the euro positively contributed to performance, as this currency depreciated relative to the U.S. dollar during the reporting period.

»	Exposure to peripheral sovereign spread duration in Italy positively contributed to relative performance, as Italian spreads over German bunds narrowed during the reporting period.

»

An underweight to U.S duration (or sensitivity to changes in market interest rates), achieved by short positions against long-end U.S. dollar swap spreads, detracted from relative performance, as swap spreads narrowed during the reporting period.

»	Exposure to U.S. Treasury Inflation-Protected Securities detracted from performance, as breakeven inflation rates declined during the reporting period.

»	Positions in taxable municipal bonds detracted from performance, as spreads widened during the reporting period.

6	PIMCO VARIABLE INSURANCE TRUST

Expense Example PIMCO Total Return Portfolio

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held from July 1, 2015 to December 31, 2015 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (07/01/15)	Ending Account Value (12/31/15)	Expenses Paid During Period*	Beginning Account Value (07/01/15)	Ending Account Value (12/31/15)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$1,002.80	$2.62	$1,000.00	$1,023.00	$2.64	0.51%
Administrative Class	1,000.00	1,002.10	3.38	1,000.00	1,022.24	3.42	0.66
Advisor Class	1,000.00	1,001.60	3.90	1,000.00	1,021.72	3.94	0.76

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 187/365 (to reflect the one-half year period). Overall fees and expenses of investing in the Portfolio will be higher because the example does not reflect variable contract fees and expenses.

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers can be found in Note 8 in the Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2015	7

Financial Highlights PIMCO Total Return Portfolio

Selected Per Share Data for the Year Ended:	Net Asset Value Beginning of Year	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income (b)	Distributions from Net Realized Capital Gains (b)	Total Distributions

Institutional Class
12/31/2015	$11.20	$0.30	$(0.23)	$0.07	$(0.57)	$(0.12)	$(0.69)
12/31/2014	10.98	0.19	0.29	0.48	(0.26)	0.00	(0.26)
12/31/2013	11.55	0.19	(0.39)	(0.20)	(0.27)	(0.10)	(0.37)
12/31/2012	11.02	0.26	0.80	1.06	(0.31)	(0.22)	(0.53)
12/31/2011	11.08	0.27	0.14	0.41	(0.31)	(0.16)	(0.47)

Administrative Class
12/31/2015	11.20	0.30	(0.25)	0.05	(0.55)	(0.12)	(0.67)
12/31/2014	10.98	0.18	0.29	0.47	(0.25)	0.00	(0.25)
12/31/2013	11.55	0.18	(0.40)	(0.22)	(0.25)	(0.10)	(0.35)
12/31/2012	11.02	0.24	0.81	1.05	(0.30)	(0.22)	(0.52)
12/31/2011	11.08	0.26	0.13	0.39	(0.29)	(0.16)	(0.45)

Advisor Class
12/31/2015	11.20	0.29	(0.25)	0.04	(0.54)	(0.12)	(0.66)
12/31/2014	10.98	0.17	0.29	0.46	(0.24)	0.00	(0.24)
12/31/2013	11.55	0.16	(0.39)	(0.23)	(0.24)	(0.10)	(0.34)
12/31/2012	11.02	0.23	0.80	1.03	(0.28)	(0.22)	(0.50)
12/31/2011	11.08	0.25	0.13	0.38	(0.28)	(0.16)	(0.44)

(a)	Per share amounts based on average number of shares outstanding during the year.
(b)	Determined in accordance with federal income tax regulations, see Note 2(d) in the Notes to Financial Statements for more information.

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Net Asset Value End of Year	Total Return	Net Assets End of Year (000s)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets Excluding Interest Expense	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$10.58	0.60%	$80,007	0.51%	0.50%	2.65%	462%
11.20	4.43	214,717	0.50	0.50	1.73	313
10.98	(1.81)	278,698	0.50	0.50	1.73	305
11.55	9.76	482,907	0.50	0.50	2.25	495
11.02	3.76	235,409	0.50	0.50	2.46	424

10.58	0.45	5,059,606	0.66	0.65	2.68	462
11.20	4.28	6,244,893	0.65	0.65	1.59	313
10.98	(1.96)	7,756,022	0.65	0.65	1.55	305
11.55	9.59	8,733,829	0.65	0.65	2.13	495
11.02	3.61	7,759,038	0.65	0.65	2.32	424

10.58	0.35	2,607,844	0.76	0.75	2.62	462
11.20	4.17	2,439,681	0.75	0.75	1.51	313
10.98	(2.06)	2,213,692	0.75	0.75	1.44	305
11.55	9.49	1,834,684	0.75	0.75	2.02	495
11.02	3.50	1,091,459	0.75	0.75	2.25	424

ANNUAL REPORT	DECEMBER 31, 2015	9

Statement of Assets and Liabilities PIMCO Total Return Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2015

Assets:
Investments, at value
Investments in securities*	$10,050,706
Investments in Affiliates	216,767
Financial Derivative Instruments
Exchange-traded or centrally cleared	4,212
Over the counter	286,327
Deposits with counterparty	14,873
Foreign currency, at value	13,294
Receivable for investments sold	7,966
Receivable for TBA investments sold	1,871,176
Receivable for Portfolio shares sold	26,827
Interest and dividends receivable	49,879
Dividends receivable from Affiliates	109
Other assets	32
Total Assets	12,542,168

Liabilities:
Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$26,175
Payable for sale-buyback transactions	152,325
Financial Derivative Instruments
Exchange-traded or centrally cleared	11,869
Over the counter	69,507
Payable for investments purchased	14,131
Payable for investments in Affiliates purchased	109
Payable for TBA investments purchased	4,291,216
Deposits from counterparty	218,965
Payable for Portfolio shares redeemed	5,429
Overdraft due to custodian	69
Accrued investment advisory fees	1,802
Accrued supervisory and administrative fees	1,802
Accrued distribution fees	606
Accrued servicing fees	706
Total Liabilities	4,794,711

Net Assets	$7,747,457

Net Assets Consist of:
Paid in capital	$7,813,178
(Overdistributed) net investment income	(86,613)
Accumulated undistributed net realized (loss)	(36,351)
Net unrealized appreciation	57,243
$7,747,457

Net Assets:
Institutional Class	$80,007
Administrative Class	5,059,606
Advisor Class	2,607,844

Shares Issued and Outstanding:
Institutional Class	7,560
Administrative Class	478,071
Advisor Class	246,409

Net Asset Value and Redemption Price Per Share Outstanding:
Institutional Class	$10.58
Administrative Class	10.58
Advisor Class	10.58

Cost of investments in securities	$10,205,864
Cost of investments in Affiliates	$217,616
Cost of foreign currency held	$13,364
Cost or premiums of financial derivative instruments, net	$(16,079)

* Includes repurchase agreements of:	$9,098

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Total Return Portfolio

(Amounts in thousands)	Year Ended December 31, 2015

Investment Income:
Interest	$279,966
Dividends	1,751
Dividends from Investments in Affiliates	2,218
Total Income	283,935

Expenses:
Investment advisory fees	21,180
Supervisory and administrative fees	21,180
Servicing fees - Administrative Class	8,607
Distribution and/or servicing fees - Advisor Class	6,477
Trustee fees	174
Interest expense	517
Miscellaneous expense	15
Total Expenses	58,150

Net Investment Income	225,785

Net Realized Gain (Loss):
Investments in securities	(360,423)
Investments in Affiliates	(6,775)
Exchange-traded or centrally cleared financial derivative instruments	(59,779)
Over the counter financial derivative instruments	288,141
Foreign currency	6,152

Net Realized (Loss)	(132,684)

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	(184,949)
Investments in Affiliates	6,268
Exchange-traded or centrally cleared financial derivative instruments	53,082
Over the counter financial derivative instruments	69,135
Foreign currency assets and liabilities	2,007

Net Change in Unrealized (Depreciation)	(54,457)

Net Increase in Net Assets Resulting from Operations	$38,644

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2015	11

Statements of Changes in Net Assets PIMCO Total Return Portfolio

(Amounts in thousands†)	Year Ended December 31, 2015	Year Ended December 31, 2014

(Decrease) in Net Assets from:

Operations:
Net investment income	$225,785	$158,082
Net realized gain (loss)	(132,684)	259,449
Net change in unrealized appreciation (depreciation)	(54,457)	9,298

Net Increase in Net Assets Resulting from Operations	38,644	426,829

Distributions to Shareholders:
From net investment income (a)
Institutional Class	(5,690)	(5,939)
Administrative Class	(270,879)	(156,533)
Advisor Class	(128,141)	(50,234)
From net realized capital gains (a)
Institutional Class	(846)	0
Administrative Class	(54,427)	0
Advisor Class	(28,019)	0

Total Distributions	(488,002)	(212,706)

Portfolio Share Transactions:
Net (decrease) resulting from Portfolio share transactions**	(702,476)	(1,563,244)

Total (Decrease) in Net Assets	(1,151,834)	(1,349,121)

Net Assets:
Beginning of year	8,899,291	10,248,412
End of year*	$7,747,457	$8,899,291

* Including undistributed (overdistributed) net investment income of:	$(86,613)	$208,713

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 12 in the Notes to Financial Statements.
(a)	Determined in accordance with federal income tax regulations, see Note 2(d) in the Notes to Financial Statements for more information.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO Total Return Portfolio

December 31, 2015

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 129.7%

BANK LOAN OBLIGATIONS 0.5%
Chrysler Group LLC
3.500% due 05/24/2017		$17,501	$17,470
Community Health Systems, Inc.
3.657% due 12/31/2018		1,185	1,170
HCA, Inc.
3.174% due 03/31/2017		3,940	3,939
Hellenic Republic
3.930% due 03/30/2016	EUR	9,000	9,525
Swissport Investments S.A.
TBD% due 11/30/2021		4,000	4,352
Valeant Pharmaceuticals International, Inc.
3.750% due 08/05/2020		$2,708	2,605
4.000% due 04/01/2022		1,688	1,631

Total Bank Loan Obligations (Cost $40,699)			40,692

CORPORATE BONDS & NOTES 25.0%

BANKING & FINANCE 18.5%
ABN AMRO Bank NV
2.450% due 06/04/2020		7,600	7,547
Alexandria Real Estate Equities, Inc.
4.300% due 01/15/2026		7,500	7,415
Ally Financial, Inc.
2.750% due 01/30/2017		51,700	51,700
5.500% due 02/15/2017		12,200	12,597
American Express Bank FSB
6.000% due 09/13/2017		3,600	3,857
American Express Centurion Bank
6.000% due 09/13/2017		3,900	4,179
American Express Co.
6.800% due 09/01/2066		3,489	3,524
American Express Credit Corp.
1.552% due 09/14/2020		11,700	11,813
2.600% due 09/14/2020		13,400	13,446
American International Group, Inc.
6.250% due 03/15/2087		1,534	1,680
Banco Espirito Santo S.A.
2.625% due 05/08/2017	EUR	5,600	885
4.000% due 01/21/2019		7,700	1,146
Banco Popular Espanol S.A.
11.500% due 10/10/2018 (d)		2,100	2,488
Banco Santander Brasil S.A.
4.250% due 01/14/2016		$1,800	1,798
Banco Santander Chile
1.221% due 04/11/2017		7,900	7,811
Bank of America Corp.
0.692% due 08/15/2016		2,800	2,787
4.125% due 01/22/2024		5,100	5,279
5.750% due 12/01/2017		10,000	10,703
6.400% due 08/28/2017		17,700	18,967
6.500% due 08/01/2016		33,000	33,967
6.875% due 04/25/2018		31,600	34,885
Bank of America N.A.
0.832% due 11/14/2016		47,400	47,383
6.000% due 10/15/2036		1,700	2,025
Bank of China Hong Kong Ltd.
5.550% due 02/11/2020		2,100	2,289
Bank of New York Mellon Corp.
1.234% due 08/17/2020		16,500	16,549
2.600% due 08/17/2020		16,000	16,077
Bank of Nova Scotia
1.950% due 01/30/2017		500	504

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Barclays Bank PLC
2.250% due 05/10/2017		$1,000	$1,012
7.625% due 11/21/2022		800	913
7.750% due 04/10/2023		900	962
10.179% due 06/12/2021		5,900	7,656
Barclays PLC
8.000% due 12/15/2020 (d)	EUR	800	945
BBVA Bancomer S.A.
4.500% due 03/10/2016		$3,200	3,217
6.500% due 03/10/2021		6,400	6,816
7.250% due 04/22/2020		6,400	6,827
Bear Stearns Cos. LLC
6.400% due 10/02/2017		25,100	27,039
7.250% due 02/01/2018		11,200	12,359
Blackstone CQP Holdco LP
9.296% due 03/19/2019		4,706	4,694
BNP Paribas S.A.
7.375% due 08/19/2025 (d)		21,200	21,783
BPCE S.A.
4.625% due 07/11/2024		2,300	2,242
Cantor Fitzgerald LP
6.500% due 06/17/2022		8,500	8,857
CIT Group, Inc.
3.875% due 02/19/2019		8,260	8,239
5.000% due 05/15/2017		3,748	3,870
5.500% due 02/15/2019		54,961	57,572
Citigroup, Inc.
0.747% due 06/09/2016		13,100	13,063
0.849% due 05/01/2017		65,200	64,923
Credit Agricole S.A.
6.500% due 06/23/2021 (d)	EUR	1,600	1,791
8.375% due 10/13/2019 (d)		$1,500	1,688
European Investment Bank
0.500% due 08/10/2023	AUD	2,600	1,472
Export-Import Bank of India
2.753% due 03/30/2016		$5,000	5,012
Fifth Third Bancorp
0.990% due 12/20/2016		3,000	2,989
Ford Motor Credit Co. LLC
0.982% due 09/08/2017		12,400	12,232
1.700% due 05/09/2016		9,220	9,230
2.145% due 01/09/2018		34,200	34,093
3.984% due 06/15/2016		1,400	1,416
6.625% due 08/15/2017		8,900	9,490
8.000% due 12/15/2016		500	529
General Electric Capital Corp.
6.375% due 11/15/2067		9,600	10,049
General Motors Financial Co., Inc.
2.750% due 05/15/2016		4,000	4,012
3.150% due 01/15/2020		9,400	9,325
3.200% due 07/13/2020		4,685	4,618
Goldman Sachs Group, Inc.
1.048% due 05/22/2017		15,200	15,184
1.712% due 09/15/2020		8,200	8,227
3.500% due 01/23/2025		3,600	3,548
3.750% due 05/22/2025		30,590	30,865
GSPA Monetization Trust
6.422% due 10/09/2029		15,345	17,185
HBOS PLC
0.687% due 09/01/2016	EUR	200	218
1.152% due 09/06/2017		$7,700	7,665
HCP, Inc.
4.000% due 12/01/2022		4,300	4,287
ING Bank NV
1.144% due 08/17/2018		9,200	9,233
International Lease Finance Corp.
5.750% due 05/15/2016		2,300	2,335

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.750% due 09/01/2016		$9,100	$9,362
7.125% due 09/01/2018		7,000	7,691
8.750% due 03/15/2017		46,600	49,745
JPMorgan Chase & Co.
0.882% due 02/15/2017		75,600	75,571
1.063% due 05/30/2017	GBP	14,500	21,238
JPMorgan Chase Bank N.A.
6.000% due 10/01/2017		$11,000	11,765
KBC Bank NV
8.000% due 01/25/2023		6,000	6,555
KEB Hana Bank
3.125% due 06/26/2017		5,200	5,282
LBG Capital PLC
15.000% due 12/21/2019	GBP	8,900	17,857
Lloyds Bank PLC
12.000% due 12/16/2024 (d)		$42,600	60,782
Lloyds Banking Group PLC
7.625% due 06/27/2023 (d)	GBP	5,400	8,358
MetLife, Inc.
5.250% due 06/15/2020 (d)		$19,000	19,380
Mizuho Bank Ltd.
1.053% due 09/25/2017		1,600	1,590
National Australia Bank Ltd.
0.883% due 06/30/2017		63,500	63,365
National Bank of Canada
2.200% due 10/19/2016		2,500	2,523
Nationwide Building Society
6.250% due 02/25/2020		3,600	4,121
Navient Corp.
8.450% due 06/15/2018		17,600	18,568
Piper Jaffray Cos.
5.060% due 10/09/2018		6,000	5,990
Rabobank Group
0.653% due 04/28/2017		3,600	3,597
5.250% due 08/04/2045		6,500	6,837
6.875% due 03/19/2020	EUR	7,600	9,849
11.000% due 06/30/2019 (d)		$18,800	23,279
Royal Bank of Scotland Group PLC
6.990% due 10/05/2017 (d)		31,200	36,270
Royal Bank of Scotland PLC
9.500% due 03/16/2022		5,500	5,966
13.125% due 03/19/2022	AUD	11,800	9,470
Springleaf Finance Corp.
6.900% due 12/15/2017		$64,200	66,607
SteelRiver Transmission Co. LLC
4.710% due 06/30/2017		5,474	5,613
Turkiye Garanti Bankasi A/S
2.817% due 04/20/2016		3,100	3,103
UBS AG
0.974% due 06/01/2017		9,500	9,484
1.264% due 06/01/2020		3,400	3,391
5.125% due 05/15/2024		1,700	1,721
7.625% due 08/17/2022		3,700	4,224
Volkswagen Bank GmbH
0.306% due 11/27/2017	EUR	4,400	4,605
Wells Fargo & Co.
2.625% due 12/15/2016		$6,700	6,792
7.980% due 03/15/2018 (d)		40,900	42,536
Wells Fargo Capital
5.950% due 12/01/2086		15,900	16,138

			1,432,208

INDUSTRIALS 2.8%
Apple, Inc.
2.850% due 05/06/2021		4,400	4,511

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2015	13

Schedule of Investments PIMCO Total Return Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Baidu, Inc.
3.000% due 06/30/2020		$10,500	$10,393
Baxalta, Inc.
4.000% due 06/23/2025		13,820	13,711
Braskem Finance Ltd.
5.750% due 04/15/2021		2,700	2,363
CSN Islands Corp.
6.875% due 09/21/2019 (g)		2,500	1,325
Daimler Finance North America LLC
2.950% due 01/11/2017		2,771	2,805
Dynegy, Inc.
6.750% due 11/01/2019		24,850	23,483
7.375% due 11/01/2022		8,100	7,087
7.625% due 11/01/2024		4,000	3,439
Energy Transfer Partners LP
4.050% due 03/15/2025		5,970	4,915
4.900% due 03/15/2035		2,400	1,749
6.125% due 12/15/2045		1,300	1,061
6.500% due 02/01/2042		3,411	2,782
Gerdau Trade, Inc.
5.750% due 01/30/2021		1,900	1,515
GTL Trade Finance, Inc.
7.250% due 10/20/2017		1,700	1,687
Hellenic Railways Organization S.A.
4.028% due 03/17/2017	EUR	9,000	9,096
Kinder Morgan, Inc.
2.000% due 12/01/2017		$15,700	15,133
MGM Resorts International
7.625% due 01/15/2017		4,347	4,543
MPLX LP
4.875% due 06/01/2025		8,800	7,920
National Fuel Gas Co.
5.200% due 07/15/2025		21,500	19,767
Northwest Airlines Pass-Through Trust
7.150% due 04/01/2021		3,785	3,977
Philip Morris International, Inc.
3.250% due 11/10/2024		5,600	5,641
Reliance Holdings USA, Inc.
4.500% due 10/19/2020		4,600	4,878
Rohm & Haas Co.
6.000% due 09/15/2017		1,062	1,131
Tencent Holdings Ltd.
2.875% due 02/11/2020		32,300	32,123
3.800% due 02/11/2025		12,500	12,275
Valeant Pharmaceuticals International, Inc.
5.375% due 03/15/2020		18,200	17,199
Wynn Las Vegas LLC
5.500% due 03/01/2025		6,900	6,176

			222,685

UTILITIES 3.7%
AT&T, Inc.
3.400% due 05/15/2025		13,900	13,387
4.500% due 05/15/2035		7,700	7,145
BP Capital Markets PLC
2.521% due 01/15/2020		16,400	16,356
Kinder Morgan Finance Co. LLC
6.000% due 01/15/2018		1,099	1,109
Majapahit Holding BV
7.250% due 06/28/2017		4,700	5,006
7.750% due 10/17/2016		3,405	3,562
7.750% due 01/20/2020		3,100	3,476
8.000% due 08/07/2019		5,100	5,725
Odebrecht Drilling Norbe Ltd.
6.350% due 06/30/2022		15,700	5,809

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Odebrecht Offshore Drilling Finance Ltd.
6.625% due 10/01/2023 (e)	$3,584	$824
6.750% due 10/01/2023 (e)	1,785	428
Ooredoo International Finance Ltd.
3.375% due 10/14/2016	11,300	11,438
Petrobras Global Finance BV
1.990% due 05/20/2016	3,900	3,812
2.000% due 05/20/2016	1,200	1,185
2.461% due 01/15/2019	4,200	3,203
2.886% due 03/17/2017	5,700	5,237
3.406% due 03/17/2020	200	143
3.500% due 02/06/2017	3,600	3,375
3.875% due 01/27/2016	6,600	6,582
4.375% due 05/20/2023	12,600	8,347
4.875% due 03/17/2020	2,300	1,731
5.750% due 01/20/2020	1,300	1,024
6.850% due 06/05/2049	14,600	9,526
7.875% due 03/15/2019	42,300	37,541
Plains All American Pipeline LP
4.700% due 06/15/2044	2,500	1,747
Ras Laffan Liquefied Natural Gas Co. Ltd.
5.838% due 09/30/2027	800	884
6.750% due 09/30/2019	2,000	2,327
Verizon Communications, Inc.
0.877% due 06/09/2017	15,000	14,942
2.252% due 09/14/2018	45,400	46,517
2.500% due 09/15/2016	3,772	3,802
3.000% due 11/01/2021	6,800	6,792
3.500% due 11/01/2024	30,400	30,097
3.650% due 09/14/2018	14,200	14,861
Williams Partners LP
4.875% due 05/15/2023	9,576	7,775

		285,715

Total Corporate Bonds & Notes (Cost $1,959,478)		1,940,608

MUNICIPAL BONDS & NOTES 4.3%

CALIFORNIA 2.8%
Alameda County, California Joint Powers Authority Revenue Bonds, (BABs), Series 2010
7.046% due 12/01/2044	2,200	2,887
Bay Area Toll Authority, California Revenue Bonds, (BABs), Series 2010
6.907% due 10/01/2050	2,700	3,712
7.043% due 04/01/2050	8,900	12,276
California Infrastructure & Economic Development Bank Revenue Bonds, (BABs), Series 2010
6.486% due 05/15/2049	2,200	2,613
California State General Obligation Bonds, (BABs), Series 2009
7.500% due 04/01/2034	16,300	22,761
California State General Obligation Bonds, (BABs), Series 2010
7.600% due 11/01/2040	18,300	27,180
7.625% due 03/01/2040	17,600	25,648
7.950% due 03/01/2036	29,300	35,081
California Statewide Communities Development Authority Revenue Bonds, Series 2010
7.550% due 05/15/2040	8,200	10,755
Los Angeles County, California Metropolitan Transportation Authority Revenue Bonds, (BABs), Series 2010
5.735% due 06/01/2039	8,200	9,933
Los Angeles County, California Public Works Financing Authority Revenue Bonds, (BABs), Series 2010
7.618% due 08/01/2040	15,400	21,566

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Los Angeles Unified School District, California General Obligation Bonds, (BABs), Series 2010
6.758% due 07/01/2034	$2,400	$3,165
Riverside Community College District Foundation, California General Obligation Bonds, (BABs), Series 2010
6.971% due 08/01/2035	400	460
San Francisco, California Public Utilities Commission Water Revenue Bonds, (BABs), Series 2010
6.950% due 11/01/2050	26,285	36,458

		214,495

ILLINOIS 0.2%
Chicago Transit Authority, Illinois Revenue Bonds, (BABs), Series 2010
6.200% due 12/01/2040	2,400	2,606
Chicago, Illinois General Obligation Bonds, Series 2015
7.750% due 01/01/2042	14,300	14,486

		17,092

IOWA 0.0%
Iowa Tobacco Settlement Authority Revenue Bonds, Series 2005
6.500% due 06/01/2023	590	593

MISSISSIPPI 0.0%
Mississippi Development Bank Revenue Bonds, (BABs), Series 2010
6.313% due 01/01/2033	2,300	2,745

NEBRASKA 0.1%
Public Power Generation Agency, Nebraska Revenue Bonds, (BABs), Series 2009
7.242% due 01/01/2041	6,500	7,758

NEVADA 0.0%
Clark County, Nevada Department of Aviation Revenue Bonds, (BABs), Series 2010
6.820% due 07/01/2045	2,300	3,206

NEW JERSEY 0.4%
New Jersey Economic Development Authority Revenue Bonds, (AGM Insured), Series 1997
0.000% due 02/15/2024 (b)	22,540	15,295
New Jersey State Turnpike Authority Revenue Bonds, (BABs), Series 2009
7.414% due 01/01/2040	9,116	12,956

		28,251

OHIO 0.6%
American Municipal Power, Inc., Ohio Revenue Bonds, (BABs), Series 2010
8.084% due 02/15/2050	29,100	42,947
Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2007
6.500% due 06/01/2047	3,600	3,342

		46,289

TEXAS 0.2%
Dallas Convention Center Hotel Development Corp., Texas Revenue Bonds, (BABs), Series 2009
7.088% due 01/01/2042	9,600	12,374

Total Municipal Bonds & Notes (Cost $295,178)		332,803

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2015

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. GOVERNMENT AGENCIES 35.0%
Fannie Mae
0.482% due 12/25/2036 - 07/25/2037	$2,106	$1,998
0.672% due 05/25/2037	257	257
0.772% due 03/25/2044	1,131	1,131
0.832% due 09/25/2035	664	668
1.122% due 10/25/2037	955	971
1.443% due 06/01/2043 - 07/01/2044	1,510	1,547
1.643% due 09/01/2040	5	5
1.825% due 04/01/2035	1,959	2,040
2.212% due 08/01/2035	693	735
2.302% due 01/01/2025	5	5
2.310% due 08/01/2022	4,700	4,644
2.326% due 05/25/2035	246	259
2.440% due 09/01/2039	21	22
2.475% due 04/01/2019	14,357	14,581
2.662% due 08/01/2035	140	149
2.670% due 08/01/2022	755	761
2.715% due 09/01/2035	134	142
2.870% due 09/01/2027	6,700	6,545
3.000% due 09/01/2020 - 10/01/2028	4,505	4,648
3.330% due 11/01/2021	1,299	1,346
3.500% due 03/01/2021 - 05/01/2030	3,137	3,289
3.729% due 10/01/2032	312	335
3.844% due 11/01/2035	59	62
4.000% due 01/01/2026 - 07/01/2042	1,818	1,937
4.321% due 12/01/2036	495	527
4.500% due 08/01/2018 - 12/01/2043	24,852	26,921
4.611% due 09/01/2034	317	339
5.000% due 01/01/2023 - 08/01/2044	18,741	20,695
5.500% due 09/01/2017 - 09/01/2041	56,722	63,477
6.000% due 10/01/2016 - 05/01/2041	64,388	72,837
6.500% due 11/01/2034	62	71
7.000% due 04/25/2023 - 06/01/2032	506	571
Fannie Mae, TBA
3.000% due 01/01/2031 - 02/01/2046	229,000	231,387
3.500% due 01/01/2031 - 02/01/2046	568,000	585,813
4.000% due 01/01/2046 - 02/01/2046	739,000	780,963
4.500% due 01/01/2046 - 02/01/2046	304,100	328,071
5.500% due 01/01/2046	43,000	47,937
6.000% due 01/01/2046	14,000	15,819
Freddie Mac
0.781% due 11/15/2030	5	5
0.831% due 09/15/2030	6	6
1.051% due 05/15/2037	330	332
1.443% due 02/25/2045	249	254
2.607% due 07/01/2027	1	1
2.658% due 07/01/2030	1	1
4.000% due 04/01/2029 - 10/01/2041	7,071	7,505
4.500% due 03/01/2029 - 09/01/2041	4,158	4,483
5.500% due 10/01/2034 - 10/01/2038	3,883	4,321
6.000% due 07/01/2016 - 05/01/2040	5,908	6,701
6.500% due 06/01/2016 - 10/01/2037	69	78
7.000% due 06/15/2023	259	285
7.500% due 07/15/2030 - 03/01/2032	69	84
8.500% due 08/01/2024	3	3
Freddie Mac, TBA
3.500% due 01/01/2046 - 02/01/2046	97,000	99,754
4.000% due 01/01/2046	91,000	96,115
4.500% due 01/01/2046	56,900	61,294
6.000% due 01/01/2046	1,000	1,125
Ginnie Mae
0.792% due 07/20/2065 - 08/20/2065	37,336	37,033
0.945% due 02/16/2030	60	61
1.625% due 10/20/2029 - 11/20/2029	69	72
1.750% due 04/20/2026 - 02/20/2032	208	214
2.000% due 07/20/2030	3	3
6.000% due 12/15/2038 - 11/15/2039	58	66

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Ginnie Mae, TBA
3.000% due 01/01/2046	$14,000	$14,170
3.500% due 01/01/2046 - 02/01/2046	76,000	79,155
4.000% due 01/01/2046	67,000	71,122
Small Business Administration
5.130% due 09/01/2023	12	13
6.290% due 01/01/2021	16	17
7.500% due 04/01/2017	25	26

Total U.S. Government Agencies (Cost $2,697,986)		2,707,804

U.S. TREASURY OBLIGATIONS 40.0%
U.S. Treasury Bonds
2.250% due 11/15/2024 (i)	253,500	253,391
2.375% due 08/15/2024 (i)(k)	27,500	27,789
2.500% due 05/15/2024 (i)(k)	65,900	67,345
2.500% due 02/15/2045	32,200	28,841
2.750% due 08/15/2042	51,900	49,520
2.750% due 11/15/2042	76,600	72,906
2.875% due 05/15/2043	23,300	22,678
2.875% due 08/15/2045 (g)	132,000	127,983
3.000% due 05/15/2042	54,300	54,539
3.000% due 11/15/2044	134,300	133,592
3.000% due 11/15/2045	12,300	12,242
3.125% due 02/15/2042	30,100	31,025
3.125% due 02/15/2043	4,800	4,911
3.125% due 08/15/2044	148,100	151,104
3.375% due 05/15/2044 (g)	268,900	288,111
3.625% due 02/15/2044	4,300	4,829
4.250% due 05/15/2039	35,500	43,787
4.375% due 11/15/2039	80,600	101,194
4.375% due 05/15/2040	7,300	9,171
4.500% due 08/15/2039	38,700	49,455
4.625% due 02/15/2040	9,000	11,705
U.S. Treasury Floating Rate Notes
0.428% due 10/31/2017 (i)(k)	2,677	2,676
U.S. Treasury Inflation Protected Securities (c)
0.125% due 04/15/2017 (i)	17,485	17,452
0.125% due 04/15/2020 (i)	34,729	34,287
0.125% due 01/15/2022	166,848	161,673
0.125% due 07/15/2022	102,376	99,249
0.125% due 01/15/2023	40,386	38,713
0.250% due 01/15/2025	11,948	11,396
0.375% due 07/15/2023	37,604	36,724
0.375% due 07/15/2025	49,237	47,626
0.625% due 07/15/2021	83,280	83,818
0.750% due 02/15/2042	4,525	3,970
0.750% due 02/15/2045	35,648	31,030
1.250% due 07/15/2020 (i)	17,447	18,144
1.375% due 02/15/2044	5,102	5,183
1.750% due 01/15/2028	139,053	151,839
2.000% due 01/15/2026	160,312	178,011
2.375% due 01/15/2025	128,178	145,641
2.375% due 01/15/2027	82,545	95,370
2.500% due 01/15/2029	140,446	166,303
3.625% due 04/15/2028	3,529	4,611
3.875% due 04/15/2029	28,787	39,090
U.S. Treasury Notes
1.750% due 09/30/2022	90,000	88,227
2.000% due 08/31/2021 (i)(k)	2,900	2,914
2.250% due 11/15/2025 (g)	8,100	8,082
2.750% due 02/15/2024 (i)	75,700	78,859

Total U.S. Treasury Obligations (Cost $3,182,009)		3,097,006

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NON-AGENCY MORTGAGE-BACKED SECURITIES 8.3%
Alba PLC
0.755% due 03/17/2039	GBP	16,467	$21,957
American Home Mortgage Investment Trust
2.654% due 02/25/2045		$926	926
Banc of America Commercial Mortgage Trust
5.451% due 01/15/2049		10,197	10,466
5.834% due 05/10/2045		2,286	2,290
Banc of America Funding Trust
2.754% due 05/25/2035		938	958
6.000% due 03/25/2037 ^		6,890	5,957
Banc of America Mortgage Trust
2.658% due 03/25/2035		8,013	7,460
2.791% due 05/25/2033		1,391	1,407
6.500% due 10/25/2031		91	96
Barclays Commercial Mortgage Securities Trust
1.481% due 05/15/2032		5,000	4,970
BCAP LLC Trust
5.283% due 03/26/2037		1,014	985
Bear Stearns Adjustable Rate Mortgage Trust
2.429% due 02/25/2033		8	8
2.537% due 04/25/2033		194	196
2.580% due 02/25/2036		155	154
2.581% due 02/25/2033		29	28
2.680% due 03/25/2035		3,245	3,260
2.768% due 11/25/2030		1	1
2.770% due 04/25/2034		885	871
2.813% due 11/25/2034		2,907	2,825
2.928% due 07/25/2034		958	930
3.059% due 01/25/2034		425	432
3.089% due 01/25/2035		236	237
3.147% due 01/25/2035		569	557
Bear Stearns ALT-A Trust
2.601% due 05/25/2035		2,674	2,602
2.726% due 09/25/2035		1,600	1,360
4.687% due 05/25/2036 ^		3,519	2,475
Bear Stearns Commercial Mortgage Securities Trust
5.331% due 02/11/2044		836	860
5.700% due 06/11/2050		7,800	8,137
Bear Stearns Structured Products, Inc. Trust
2.566% due 12/26/2046		2,015	1,491
2.693% due 01/26/2036		3,328	2,751
Business Mortgage Finance PLC
2.573% due 02/15/2041	GBP	5,857	8,478
Chase Mortgage Finance Trust
3.650% due 01/25/2036 ^		$4,396	4,044
Citigroup Mortgage Loan Trust, Inc.
2.626% due 05/25/2035		1,558	1,474
2.730% due 10/25/2035		400	397
5.500% due 12/25/2035		4,402	3,540
Citigroup/Deutsche Bank Commercial Mortgage Trust
5.322% due 12/11/2049		1,429	1,454
Countrywide Alternative Loan Trust
0.592% due 09/20/2046		14,043	12,284
0.592% due 05/25/2047		3,440	2,979
0.602% due 05/25/2047		2,493	2,061
0.612% due 09/25/2046 ^		29,757	26,123
0.622% due 05/25/2036		1,829	1,465
0.743% due 11/20/2035		11,530	9,378
1.422% due 08/25/2035 ^		6,490	4,910
6.000% due 02/25/2037 ^		11,546	9,331
Countrywide Home Loan Mortgage Pass-Through Trust
2.593% due 02/20/2036 ^		566	530
2.646% due 11/25/2034		1,971	1,880
2.671% due 02/20/2035		2,925	2,918
6.000% due 03/25/2037 ^		3,312	3,134

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2015	15

Schedule of Investments PIMCO Total Return Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Credit Suisse Commercial Mortgage Trust
5.297% due 12/15/2039		$5,880	$6,015
5.383% due 02/15/2040		412	421
Credit Suisse First Boston Mortgage Securities Corp.
4.847% due 06/25/2032		18	18
Deutsche ALT-A Securities, Inc.
0.922% due 02/25/2035		537	503
Eurosail PLC
0.735% due 03/13/2045	GBP	2,947	4,123
0.745% due 03/13/2045		11,333	15,966
0.885% due 06/13/2045		10,978	16,022
Extended Stay America Trust
2.958% due 12/05/2031		$1,800	1,806
First Horizon Alternative Mortgage Securities Trust
2.207% due 08/25/2035 ^		5,367	4,639
First Horizon Mortgage Pass-Through Trust
2.665% due 10/25/2035 ^		5,113	4,487
First Nationwide Mortgage-Backed Pass-Through Trust
6.750% due 08/21/2031		2	2
German Residential Funding Ltd.
0.896% due 11/27/2024	EUR	15,545	17,016
Granite Mortgages PLC
0.329% due 01/20/2044		56	60
0.962% due 01/20/2044	GBP	84	124
Great Hall Mortgages PLC
0.663% due 06/18/2039		$6,069	5,724
Greenwich Capital Commercial Funding Corp.
5.444% due 03/10/2039		3,882	3,971
GSR Mortgage Loan Trust
2.806% due 09/25/2035		4,508	4,623
2.845% due 11/25/2035		1,166	1,127
HarborView Mortgage Loan Trust
0.453% due 01/19/2036		11,858	8,082
0.592% due 01/19/2038		5,572	4,586
0.622% due 05/19/2035		561	470
1.062% due 01/19/2035		5,521	4,032
1.152% due 10/19/2035		4,250	3,593
2.685% due 07/19/2035		2,164	1,921
2.762% due 12/19/2035 ^		5,361	4,092
IndyMac Adjustable Rate Mortgage Trust
1.864% due 01/25/2032		2	2
IndyMac Mortgage Loan Trust
0.632% due 04/25/2046		6,313	4,901
JPMorgan Chase Commercial Mortgage Securities Trust
5.336% due 05/15/2047		6,478	6,602
5.420% due 01/15/2049		18,975	19,381
5.882% due 02/15/2051		1,770	1,837
JPMorgan Commercial Mortgage-Backed Securities Trust
5.637% due 03/18/2051		8,514	8,743
JPMorgan Mortgage Trust
2.327% due 06/25/2035		738	738
2.690% due 10/25/2036 ^		7,655	6,515
2.741% due 08/25/2034		5,586	5,622
5.750% due 01/25/2036 ^		854	751
Landmark Mortgage Securities PLC
0.859% due 04/17/2044	GBP	28,913	38,613
Marche Mutui SRL
0.339% due 10/27/2065	EUR	6,370	6,924
2.189% due 01/27/2064		3,551	3,916
MASTR Adjustable Rate Mortgages Trust
0.997% due 01/25/2047 ^		$4,794	3,393
Merrill Lynch Mortgage Investors Trust
0.672% due 11/25/2035		244	230
1.244% due 10/25/2035		583	556
2.186% due 04/25/2035		6,910	6,601

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.485% due 03/12/2051		$5,500	$5,644
Morgan Stanley Capital Trust
5.610% due 04/15/2049		1,872	1,873
Morgan Stanley Re-REMIC Trust
5.794% due 08/12/2045		32,037	32,943
Prime Mortgage Trust
0.822% due 02/25/2034		145	137
0.922% due 02/25/2035		5,691	5,433
Residential Accredit Loans, Inc. Trust
0.522% due 05/25/2037		13,953	10,337
0.607% due 08/25/2036		10,131	8,098
1.822% due 08/25/2036 ^		11,397	9,278
3.652% due 12/25/2035		821	713
6.000% due 09/25/2036		1,615	1,304
6.000% due 02/25/2037 ^		35,209	27,405
6.500% due 09/25/2036 ^		8,836	6,525
Residential Asset Securitization Trust
0.872% due 10/25/2035		2,830	2,317
Residential Funding Mortgage Securities, Inc. Trust
5.500% due 11/25/2035		3,474	3,278
6.000% due 06/25/2037 ^		5,247	4,630
Residential Mortgage Securities PLC
0.933% due 11/14/2039	GBP	5,853	7,953
RFTI 2015-FL1 Issuer Ltd.
2.081% due 08/15/2030		$17,500	17,376
Structured Adjustable Rate Mortgage Loan Trust
0.622% due 04/25/2047		3,348	2,446
Structured Asset Mortgage Investments Trust
0.632% due 09/25/2047 ^		5,141	3,568
0.652% due 07/19/2035		2,556	2,459
1.062% due 09/19/2032		42	41
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
2.427% due 07/25/2032		4	4
2.688% due 02/25/2032		7	7
Suntrust Adjustable Rate Mortgage Loan Trust
2.690% due 02/25/2037 ^		4,644	4,083
Thornburg Mortgage Securities Trust
2.084% due 06/25/2047 ^		19,460	17,408
2.444% due 03/25/2037		2,569	2,277
Wachovia Bank Commercial Mortgage Trust
5.509% due 04/15/2047		3,200	3,292
5.749% due 07/15/2045		10,035	10,123
Wachovia Mortgage Loan Trust LLC
2.913% due 05/20/2036 ^		7,461	6,599
WaMu Mortgage Pass-Through Certificates Trust
0.712% due 10/25/2045		546	507
1.457% due 11/25/2042		238	224
1.643% due 08/25/2042		555	530
2.155% due 05/25/2037 ^		7,455	6,151
3.824% due 12/25/2036 ^		580	529
4.408% due 07/25/2037 ^		4,632	4,293
Washington Mutual Mortgage Pass-Through Certificates Trust
5.750% due 01/25/2036 ^		6,653	5,961
Wells Fargo Mortgage-Backed Securities Trust
2.710% due 07/25/2036 ^		10,441	10,216
2.763% due 03/25/2036		2,207	2,198
2.823% due 01/25/2035		1,325	1,343
2.853% due 12/25/2034		1,131	1,116

Total Non-Agency Mortgage-Backed Securities (Cost $632,699)			642,394

ASSET-BACKED SECURITIES 6.0%
Accredited Mortgage Loan Trust
0.552% due 02/25/2037		3,728	3,581

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.682% due 09/25/2036		$10,000	$8,543
Argent Securities Trust
0.572% due 07/25/2036		22,036	9,098
0.612% due 03/25/2036		7,792	3,841
Bear Stearns Asset-Backed Securities Trust
0.572% due 11/25/2036		17,660	14,475
0.582% due 08/25/2036		1,981	1,739
Cadogan Square CLO BV
0.279% due 07/24/2023	EUR	21,480	23,164
Carlyle Global Market Strategies CLO Ltd.
1.547% due 04/20/2022		$22,000	21,897
Celf Loan Partners PLC
0.997% due 05/03/2023	GBP	9,884	14,079
Citigroup Mortgage Loan Trust, Inc.
1.042% due 12/25/2035		$3,717	3,522
Countrywide Asset-Backed Certificates
0.572% due 01/25/2037		4,011	3,859
0.592% due 06/25/2037		6,112	5,804
0.642% due 06/25/2047		16,837	10,407
0.652% due 05/25/2037		7,700	4,778
0.822% due 06/25/2036		6,900	5,043
Countrywide Asset-Backed Certificates Trust
1.222% due 08/25/2047		3,000	2,581
Credit-Based Asset Servicing and Securitization LLC
0.482% due 11/25/2036		516	285
EMC Mortgage Loan Trust
0.961% due 05/25/2040		161	147
First Franklin Mortgage Loan Trust
0.912% due 09/25/2035		2,354	2,304
Fremont Home Loan Trust
0.482% due 01/25/2037		94	48
0.832% due 11/25/2035		8,400	6,229
GSAA Trust
5.995% due 03/25/2046 ^		14,138	10,444
Harvest CLO S.A.
0.205% due 04/05/2024	EUR	8,218	8,837
Hillmark Funding Ltd.
0.628% due 05/21/2021		$12,827	12,602
IndyMac Home Equity Mortgage Loan Asset-Backed Trust
0.562% due 11/25/2036		9,535	7,622
JPMorgan Mortgage Acquisition Corp.
0.832% due 10/25/2035 ^		7,500	6,237
JPMorgan Mortgage Acquisition Trust
0.682% due 03/25/2037		2,000	1,479
Lehman XS Trust
0.602% due 06/25/2036		5,042	3,678
Lockwood Grove CLO Ltd.
1.690% due 01/25/2024		16,400	16,344
Long Beach Mortgage Loan Trust
3.422% due 11/25/2032		39	36
MASTR Asset-Backed Securities Trust
0.662% due 03/25/2036		7,515	4,654
0.712% due 12/25/2035		8,886	7,965
Merrill Lynch Mortgage Investors Trust
0.582% due 05/25/2037		30,106	20,904
Morgan Stanley ABS Capital, Inc. Trust
0.672% due 08/25/2036		18,496	10,960
Motor PLC
0.902% due 08/25/2021		175	175
Navient Private Education Loan Trust 2015-C
1.744% due 01/16/2035		23,700	23,704
NovaStar Mortgage Funding Trust
0.662% due 11/25/2036		3,856	1,864
OHA Credit Partners Ltd.
1.582% due 05/15/2023		23,781	23,664

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2015

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Option One Mortgage Loan Trust Asset-Backed Certificates
0.882% due 11/25/2035		$11,500	$8,604
Panther CDO BV
0.312% due 10/15/2084	EUR	23,387	24,430
Penta CLO S.A.
0.172% due 06/04/2024		880	947
RAAC Trust
0.762% due 02/25/2036		$1,400	1,269
Renaissance Home Equity Loan Trust
5.586% due 11/25/2036		22,000	11,655
Residential Asset Securities Corp. Trust
0.551% due 12/25/2035		6,765	4,726
0.582% due 06/25/2036		5,664	5,472
0.622% due 02/25/2036		563	560
0.662% due 09/25/2036		13,800	12,325
0.672% due 04/25/2037		7,900	7,292
0.822% due 02/25/2036		6,800	5,569
1.292% due 05/25/2035		2,486	2,422
Securitized Asset-Backed Receivables LLC Trust
0.552% due 05/25/2037 ^		1,594	1,087
SG Mortgage Securities Trust
0.692% due 02/25/2036		3,200	1,724
SLM Private Education Loan Trust
2.981% due 12/16/2019		138	139
SLM Student Loan Trust
0.132% due 12/15/2023	EUR	9,512	9,998
Soundview Home Loan Trust
0.532% due 02/25/2037		$2,136	907
0.672% due 11/25/2036		32,677	22,728
Specialty Underwriting & Residential Finance Trust
0.572% due 11/25/2037		21,500	11,663
Structured Asset Securities Corp. Mortgage Loan Trust
0.592% due 12/25/2036		12,451	11,056
WaMu Asset-Backed Certificates Trust
0.672% due 04/25/2037		8,147	3,759
Washington Mutual Asset-Backed Certificates Trust
0.662% due 05/25/2036		13,339	9,561
Wells Fargo Home Equity Asset-Backed Securities Trust
1.012% due 11/25/2035		1,800	1,657

Total Asset-Backed Securities (Cost $459,993)			466,143

SOVEREIGN ISSUES 9.1%
Athens Urban Transportation Organisation
4.851% due 09/19/2016	EUR	800	812
Autonomous Community of Catalonia
4.750% due 06/04/2018		300	345
Banco Nacional de Desenvolvimento Economico e Social
3.375% due 09/26/2016		$3,200	3,176
4.125% due 09/15/2017	EUR	2,300	2,349

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Brazil Letras do Tesouro Nacional
0.000% due 04/01/2016 (b)	BRL	848,026	$207,282
0.000% due 07/01/2016 (b)		437,600	103,187
0.000% due 10/01/2016 (b)		1,150,300	260,784
Export-Import Bank of Korea
4.000% due 01/29/2021		$5,100	5,444
5.125% due 06/29/2020		2,100	2,323
Korea Development Bank
3.250% due 09/20/2016		2,400	2,431
Mexico Government International Bond
8.000% due 06/11/2020	MXN	280,200	17,908
Province of Ontario
1.600% due 09/21/2016		$300	301
1.650% due 09/27/2019		2,800	2,768
3.000% due 07/16/2018		3,700	3,827
3.150% due 06/02/2022 (g)	CAD	7,600	5,941
4.000% due 10/07/2019		$700	751
4.000% due 06/02/2021 (g)	CAD	21,400	17,410
4.200% due 03/08/2018		1,100	852
4.200% due 06/02/2020 (g)		12,500	10,139
4.300% due 03/08/2017		800	603
4.400% due 06/02/2019 (g)		5,600	4,490
4.400% due 04/14/2020		$600	657
5.500% due 06/02/2018	CAD	2,300	1,843
Province of Quebec
2.750% due 08/25/2021		$17,100	17,333
3.500% due 07/29/2020		3,000	3,177
3.500% due 12/01/2022 (g)	CAD	6,300	5,025
3.750% due 09/01/2024 (g)		4,800	3,888
4.500% due 12/01/2017		700	542
4.500% due 12/01/2020 (g)		2,500	2,067
Slovenia Government International Bond
5.250% due 02/18/2024		$10,500	11,609
5.500% due 10/26/2022		3,900	4,368

Total Sovereign Issues (Cost $817,345)			703,632

		SHARES
CONVERTIBLE PREFERRED SECURITIES 0.1%

BANKING & FINANCE 0.1%
Wells Fargo & Co.
7.500% (d)		9,900	11,468

Total Convertible Preferred Securities (Cost $11,932)			11,468

PREFERRED SECURITIES 0.1%

BANKING & FINANCE 0.1%
GMAC Capital Trust
8.125% due 02/15/2040		442,000	11,209

Total Preferred Securities (Cost $11,558)			11,209

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 1.3%

CERTIFICATES OF DEPOSIT 0.3%
Banco Bilbao Vizcaya Argentaria S.A.
1.212% due 05/16/2016	$22,500	$22,460

COMMERCIAL PAPER 0.8%
Deutsche Telekom AG
0.810% due 01/12/2016	8,000	7,999
Duke Energy Corp.
0.720% due 01/13/2016	12,000	11,998
Ford Motor Credit Co.
1.070% due 01/07/2016	25,000	24,997
Hewlett Packard Enterprise Co.
0.700% due 01/08/2016	7,500	7,499
Hyundai Capital America
0.520% due 01/11/2016	7,000	6,999

		59,492

REPURCHASE AGREEMENTS (f) 0.1%
		9,098

U.S. TREASURY BILLS 0.1%
0.164% due 01/14/2016 - 01/28/2016 (a)(g)(k)	5,897	5,897

Total Short-Term Instruments (Cost $96,987)		96,947

Total Investments in Securities (Cost $10,205,864)		10,050,706

	SHARES
INVESTMENTS IN AFFILIATES 2.8%

SHORT-TERM INSTRUMENTS 2.8%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 2.8%
PIMCO Short-Term Floating NAV Portfolio III	21,953,306	216,767

Total Short-Term Instruments (Cost $217,616)		216,767

Total Investments in Affiliates (Cost $217,616)		216,767

Total Investments 132.5% (Cost $10,423,480)		$10,267,473

Financial Derivative Instruments (h)(j) 2.7% (Cost or Premiums, net $(16,079))		209,163

Other Assets and Liabilities, net (35.2%)		(2,729,179)

Net Assets 100.0%		$7,747,457

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Zero coupon bond.
(c)	Principal amount of security is adjusted for inflation.
(d)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(e)	Security is subject to a forbearance agreement entered into by the Portfolio which forbears the Portfolio from taking action to, among other things, accelerate and collect payments on the subject note with respect to specified events of default.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2015	17

Schedule of Investments PIMCO Total Return Portfolio (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(f)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.010%	12/31/2015	01/04/2016	$9,098	Fannie Mae 2.140% due 11/07/2022	$(9,281)	$9,098	$9,098

Total Repurchase Agreements						$(9,281)	$9,098	$9,098

(1)	Includes accrued interest.

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date		Amount Borrowed (3)	Payable for Reverse Repurchase Agreements
BRC	(3.000%)	11/24/2015	TBD	(2)	$(1,466)	$(1,461)
GRE	0.950	12/08/2015	01/19/2016		(18,901)	(18,914)
SGY	(0.200)	12/31/2015	01/05/2016		(5,800)	(5,800)

Total Reverse Repurchase Agreements						$(26,175)

(2)	Open maturity reverse repurchase agreement.

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (3)	Payable for Sale-Buyback Transactions (4)
GSC	0.450%	11/17/2015	01/19/2016	$ (103,393)	$(103,601)
TDM	0.749	11/23/2015	01/05/2016	CAD (5,335)	(3,860)
	0.760	11/23/2015	01/05/2016	(8,268)	(5,895)
	0.761	11/23/2015	01/05/2016	(6,992)	(4,979)
	0.763	11/23/2015	01/05/2016	(38,615)	(27,441)
	0.764	11/23/2015	01/05/2016	(9,230)	(6,549)

Total Sale-Buyback Transactions					$(152,325)

(3)	The average amount of borrowings outstanding during the period ended December 31, 2015 was $(101,629) at a weighted average interest rate of 0.028%.
(4)	Payable for sale-buyback transactions includes $141 of deferred price drop.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of December 31, 2015:

(g)	Securities with an aggregate market value of $180,958 have been pledged as collateral under the terms of the following master agreements as of December 31, 2015.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (5)
Global/Master Repurchase Agreement
BRC	$0	$(1,461)	$0	$(1,461)	$1,325	$(136)
GRE	0	(18,914)	0	(18,914)	18,896	(18)
SGY	0	(5,800)	0	(5,800)	5,788	(12)
SSB	9,098	0	0	9,098	(9,281)	(183)

Master Securities Forward Transaction Agreement
GSC	0	0	(103,601)	(103,601)	102,565	(1,036)
TDM	0	0	(48,724)	(48,724)	48,726	2

Total Borrowings and Other Financing Transactions	$9,098	$(26,175)	$(152,325)

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2015

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$0	$0	$(1,461)	$(1,461)
U.S. Treasury Obligations	0	(24,714)	0	0	(24,714)

Total	$0	$(24,714)	$0	$(1,461)	$(26,175)

Sale-Buyback Transactions
Sovereign Issues	0	(48,724)	0	0	(48,724)
U.S. Treasury Obligations	0	(103,601)	0	0	(103,601)

Total	$0	$(152,325)	$0	$0	$(152,325)

Total Borrowings	$0	$(177,039)	$0	$(1,461)	$(178,500)

Gross amount of recognized liabilities for reverse repurchase agreements and sale-buyback financing transactions					$(178,500)

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOT U.S. Treasury 5-Year Note March Futures	$110.250	02/19/2016	2,000	$17	$15
Put - CBOT U.S. Treasury 5-Year Note March Futures	110.500	02/19/2016	3,785	33	29
Put - CBOT U.S. Treasury 5-Year Note March Futures	111.000	02/19/2016	2,145	18	16

				$68	$60

Total Purchased Options				$68	$60

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
3-Month Euribor March Futures	Long	03/2016	1,154	$15	$0	$(16)
90-Day Eurodollar December Futures	Short	12/2016	1,890	(1,821)	0	(71)
90-Day Eurodollar June Futures	Short	06/2016	1,238	(446)	0	(31)
90-Day Eurodollar June Futures	Short	06/2017	3,208	(2,573)	0	(120)
90-Day Eurodollar March Futures	Short	03/2017	2,773	(1,916)	0	(104)
90-Day Eurodollar March Futures	Short	03/2018	2,658	(2,407)	0	(166)
90-Day Eurodollar September Futures	Short	09/2016	4,741	(2,883)	0	(118)
90-Day Eurodollar September Futures	Short	09/2017	1,401	(1,166)	0	(70)
Canada Government 10-Year Bond March Futures	Short	03/2016	468	(947)	17	(61)
Euro-Bobl March Futures	Long	03/2016	1,593	(367)	69	0
Euro-Schatz March Futures	Long	03/2016	750	19	16	0
Put Options Strike @ EUR 126.250 on Euro-Bobl 10-Year Bond March Futures	Long	02/2016	700	(1)	0	0
U.S. Treasury 5-Year Note March Futures	Long	03/2016	13,408	(3,630)	1,886	0
U.S. Treasury 10-Year Note March Futures	Short	03/2016	6,828	1,927	0	(2,027)
U.S. Treasury 30-Year Bond March Futures	Long	03/2016	373	(137)	187	0
United Kingdom 90-Day LIBOR Sterling Interest Rate December Futures	Short	12/2016	1,671	263	92	0
United Kingdom 90-Day LIBOR Sterling Interest Rate June Futures	Short	06/2017	1,553	(764)	86	0
United Kingdom 90-Day LIBOR Sterling Interest Rate March Futures	Short	03/2017	6,259	(1,808)	346	0
United Kingdom 90-Day LIBOR Sterling Interest Rate September Futures	Short	09/2017	378	155	28	(7)
United Kingdom Long Gilt March Futures	Short	03/2016	67	22	73	(33)

Total Futures Contracts				$(18,465)	$2,800	$(2,824)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2015	19

Schedule of Investments PIMCO Total Return Portfolio (Cont.)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	0.500%	06/17/2016	$	135,500	$(299)	$(342)	$0	$(8)
Receive	3-Month USD-LIBOR	2.000	12/16/2019		175,000	(3,030)	845	0	(193)
Receive	3-Month USD-LIBOR	2.250	12/16/2022		401,000	(8,546)	(6,891)	0	(1,277)
Receive	3-Month USD-LIBOR	2.350	08/05/2025		103,000	(2,427)	(817)	0	(342)
Receive	3-Month USD-LIBOR	2.500	12/16/2025		78,000	(2,396)	(3,106)	0	(324)
Receive	3-Month USD-LIBOR*	2.250	06/15/2026		140,900	479	334	0	(572)
Receive	3-Month USD-LIBOR	2.750	12/16/2045		721,400	(14,617)	6,793	0	(6,102)
Receive	3-Month USD-LIBOR*	2.500	06/15/2046		15,100	524	89	0	(121)
Receive	6-Month GBP-LIBOR	1.880	10/05/2017	GBP	73,900	(1,909)	(155)	19	0
Receive	6-Month GBP-LIBOR	1.500	12/16/2017		46,600	(584)	39	14	0
Receive	6-Month GBP-LIBOR	1.500	03/16/2018		282,600	(2,618)	321	142	0
Receive	6-Month GBP-LIBOR*	1.000	06/15/2018		85,100	731	430	46	0
Receive	6-Month GBP-LIBOR	1.500	09/21/2018		31,400	(78)	(27)	19	0
Receive	6-Month GBP-LIBOR	1.250	09/21/2018		39,100	187	54	24	0
Receive	28-Day MXN-TIIE	3.610	03/14/2016	MXN	15,733,000	(137)	(137)	0	(25)
Pay	28-Day MXN-TIIE	4.060	08/24/2016		1,953,400	252	(3)	35	0
Pay	28-Day MXN-TIIE	3.912	09/09/2016		5,055,000	365	3	99	0
Receive	28-Day MXN-TIIE	4.340	09/28/2017		1,602,500	(106)	(49)	0	(81)
Pay	28-Day MXN-TIIE	5.700	01/18/2019		230,000	339	(12)	26	0
Pay	28-Day MXN-TIIE	5.010	10/10/2019		159,000	(27)	17	16	0
Pay	28-Day MXN-TIIE	5.270	02/05/2020		1,650,600	203	100	154	0
Pay	28-Day MXN-TIIE	5.615	06/02/2020		733,200	491	(10)	63	0
Pay	28-Day MXN-TIIE	5.535	06/11/2020		219,500	116	7	19	0
Pay	28-Day MXN-TIIE	6.350	06/02/2021		28,000	57	(3)	2	0
Pay	28-Day MXN-TIIE	5.608	10/08/2021		159,700	(53)	10	14	0
Pay	28-Day MXN-TIIE	5.430	11/17/2021		3,589,100	(3,667)	(50)	322	0
Pay	28-Day MXN-TIIE	5.920	12/08/2021		39,800	19	0	4	0
Pay	28-Day MXN-TIIE	5.795	12/10/2021		27,400	2	0	3	0
Pay	28-Day MXN-TIIE	5.850	12/21/2021		91,400	16	(9)	9	0
Pay	28-Day MXN-TIIE	5.375	01/07/2022		282,600	(368)	8	27	0
Pay	28-Day MXN-TIIE	5.940	07/13/2022		1,082,000	178	67	126	0
Pay	28-Day MXN-TIIE	5.500	09/02/2022		191,300	(274)	4	22	0
Pay	28-Day MXN-TIIE	5.910	09/22/2022		320,900	(44)	(21)	39	0
Pay	28-Day MXN-TIIE	5.780	10/06/2022		150,000	(83)	(8)	18	0
Pay	28-Day MXN-TIIE	5.665	01/23/2025		55,700	(147)	(10)	7	0
Pay	28-Day MXN-TIIE	6.530	06/05/2025		577,700	605	42	82	0
Pay	28-Day MXN-TIIE	6.360	06/09/2025		10,400	3	2	1	0

						$(36,843)	$(2,485)	$1,352	$(9,045)

Total Swap Agreements						$(36,843)	$(2,485)	$1,352	$(9,045)

*	This security has a forward starting effective date. See Note 2a for further information.

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2015:

(i)	Securities with an aggregate market value of $111,132 and cash of $15,192 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2015. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$60	$2,800	$1,352	$4,212	$0	$(2,824)	$(9,045)	$(11,869)

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2015

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
AZD	01/2016		MYR	43,029	$		10,030	$58	$0

BOA	01/2016		BRL	37,736			9,782	244	0
	01/2016		KRW	7,298,238			6,433	226	0
	01/2016		MYR	43,851			10,160	0	(2)
	01/2016	$		9,733		BRL	37,736	0	(195)
	01/2016			16,094		TRY	47,264	40	(2)
	02/2016		EUR	136,437	$		147,683	0	(725)
	02/2016		SGD	15,012			10,534	0	(35)
	02/2016		THB	414,594			11,549	43	0
	02/2016	$		8,524		ILS	33,020	0	(31)
	03/2016			13,948		MXN	240,005	0	(91)
	06/2016		EUR	104,144	$		142,587	28,878	0
	06/2016	$		6,094		EUR	4,512	0	(1,168)

BPS	01/2016		BRL	98,000	$		38,066	13,295	0
	01/2016		CNY	2,196			335	0	0
	01/2016		JPY	20,976,746			171,394	0	(3,128)
	01/2016	$		25,652		BRL	98,000	0	(881)
	02/2016		ILS	306,597	$		79,053	196	0
	02/2016		TWD	148,390			4,572	75	0
	02/2016	$		1,039		AUD	1,466	28	0
	03/2016		MXN	266,780	$		15,419	81	(65)
	09/2016		CNH	137,387			20,881	497	0
	07/2017		BRL	6,300			2,163	826	0
	01/2018			3,496			1,022	320	0

BRC	01/2016			287,572			73,646	958	0
	01/2016		THB	399,838			11,070	0	(38)
	01/2016	$		72,360		BRL	287,572	328	0
	01/2016			16,192		RUB	1,064,741	0	(1,639)
	01/2016			6,235		TRY	18,249	0	(6)
	02/2016		MYR	50,665	$		11,810	79	0
	02/2016		TWD	429,362			13,049	37	0
	02/2016	$		10,965		ILS	42,356	0	(71)
	03/2016			4,103		MXN	70,801	0	(15)
	06/2016		EUR	19,578	$		26,921	5,537	0

CBK	01/2016		BRL	40,164			10,286	134	0
	01/2016		CNH	66,029			10,060	46	0
	01/2016		GBP	138,624			209,433	5,073	0
	01/2016		INR	1,056,414			15,907	0	(16)
	01/2016		JPY	654,900			5,395	0	(54)
	01/2016		MYR	54,079			12,537	62	(57)
	01/2016	$		10,612		BRL	40,164	0	(460)
	01/2016			308		CNH	1,973	0	(8)
	01/2016			4,688		JPY	578,100	121	0
	01/2016			4,594		PHP	214,948	0	(18)
	02/2016		AUD	14,572	$		10,237	0	(362)
	02/2016		CAD	886			645	5	0
	02/2016		EUR	31,814			34,703	117	(20)
	02/2016	$		243,192		EUR	226,465	3,370	(226)
	02/2016			8,807		ILS	34,189	2	(15)
	02/2016			61,973		JPY	7,603,300	1,335	0
	03/2016		MXN	255,998	$		14,626	0	(155)
	04/2016		BRL	612,241			183,135	32,977	0
	09/2016	$		6,705		CNH	43,566	0	(241)

DUB	01/2016		BRL	509,509	$		134,125	5,339	0
	01/2016		KRW	11,316,724			9,681	57	0
	01/2016		MYR	43,855			10,017	0	(146)
	01/2016	$		130,993		BRL	509,509	0	(2,207)
	01/2016			19,669		KRW	22,991,531	0	(117)
	01/2016			2,810		MYR	11,945	0	(42)
	02/2016		CHF	11,951	$		11,971	20	0
	02/2016		EUR	10,350			13,928	2,673	0
	02/2016		TWD	214,498			6,558	57	0
	02/2016	$		51,288		BRL	202,835	0	(523)
	02/2016			5,981		TWD	195,650	0	(52)
	04/2016		BRL	31,000	$		9,304	1,702	0

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2015	21

Schedule of Investments PIMCO Total Return Portfolio (Cont.)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	06/2016		EUR	10,773	$		14,750	$2,989	$0
	06/2016	$		12,309		EUR	9,107	0	(2,366)
	10/2016		BRL	325,427	$		76,917	4,197	(2,399)

FBF	01/2016		KRW	2,534,770			2,213	57	0
	04/2016		BRL	204,261			52,729	3,154	(511)

GLM	01/2016			364,076			93,238	1,213	0
	01/2016		JPY	20,117,700			163,251	0	(4,125)
	01/2016		MYR	15,876			3,732	53	0
	01/2016		PHP	309,389			6,569	0	(17)
	01/2016		RUB	472,345			6,597	141	0
	01/2016		TWD	178,351			5,421	13	0
	01/2016	$		92,599		BRL	364,076	216	(789)
	01/2016			16,802		JPY	2,058,300	323	0
	01/2016			11,589		KRW	13,519,783	0	(92)
	01/2016			24,204		TRY	70,705	0	(72)
	02/2016		EUR	28,367	$		30,907	51	0
	02/2016		SGD	5,776			4,110	43	0
	02/2016		THB	213,624			5,911	0	(18)
	02/2016		TWD	49,939			1,523	10	0
	03/2016		MXN	47,206			2,733	7	0
	03/2016	$		3,511		MXN	60,832	1	0
	03/2016			7,843		RUB	578,696	0	(66)

HUS	01/2016		BRL	21,303	$		5,330	0	(55)
	01/2016		KRW	6,684,649			5,873	188	0
	01/2016		MYR	8,001			1,853	0	(1)
	01/2016		TWD	187,151			5,698	23	0
	01/2016	$		5,456		BRL	21,303	0	(71)
	01/2016			2,082		KRW	2,414,079	0	(29)
	01/2016			13,569		TRY	39,613	0	(49)
	02/2016		THB	303,212	$		8,375	0	(40)
	02/2016	$		5,274		BRL	21,303	57	0
	05/2016			995		MYR	4,214	0	(22)
	10/2016		CNH	218,335	$		33,312	976	0
	12/2016			136,485			20,541	401	0

JPM	01/2016		BRL	459,198			157,346	41,277	0
	01/2016		KRW	59,250,232			50,938	550	0
	01/2016		MYR	83,191			19,620	440	(98)
	01/2016		TRY	196,487			66,063	0	(1,000)
	01/2016		TWD	424,210			12,890	25	0
	01/2016	$		118,595		BRL	459,198	0	(2,526)
	01/2016			6,514		GBP	4,360	0	(87)
	01/2016			352,155		JPY	42,388,846	513	0
	01/2016			43,270		KRW	50,452,437	0	(364)
	01/2016			6,620		TRY	19,436	14	0
	02/2016		CHF	33,333	$		33,398	66	0
	02/2016		EUR	115,204			124,930	99	(482)
	02/2016		JPY	44,033,446			365,718	0	(850)
	02/2016		MYR	13,391			3,136	35	0
	02/2016		SGD	22,104			15,644	82	0
	02/2016	$		22,338		CHF	22,770	431	0
	02/2016			1,062		EUR	977	0	0
	02/2016			10,979		GBP	7,315	0	(194)
	02/2016			29,440		ILS	114,046	4	(112)
	02/2016			6,367		JPY	783,500	157	0
	03/2016			8,594		MXN	146,768	0	(120)
	04/2016		BRL	94,926	$		28,249	4,972	0
	07/2016			189,400			49,004	3,891	0
	09/2016		CNH	21,454			3,270	90	0
	10/2016		BRL	607,300			147,836	7,653	0
	01/2018	$		1,016		BRL	3,496	0	(314)

MSB	01/2016		BRL	303,106	$		98,153	21,538	0
	01/2016		CAD	103,848			78,013	2,962	0
	01/2016		JPY	5,430,400			44,769	0	(411)
	01/2016	$		76,368		BRL	303,106	517	(270)
	01/2016			198,776		GBP	134,264	0	(844)
	02/2016		GBP	134,264	$		198,789	841	0
	02/2016		TWD	49,909			1,523	10	0
	02/2016	$		22,804		CAD	30,282	0	(917)
	02/2016			10,221		CHF	10,149	0	(72)

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2015

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	02/2016	$		4,493		GBP	2,954	$0	$(138)
	03/2016			36,268		RUB	2,462,842	0	(3,171)
	06/2016		EUR	27,527	$		37,859	7,806	0
	07/2016		BRL	106,200			27,442	2,115	0
	10/2016			350,200			89,483	8,646	0
	12/2016		CNH	164,861			24,780	449	0

NAB	06/2016		EUR	59,849			82,177	16,822	0
	07/2016			45,981			62,378	12,096	0

NGF	01/2016		THB	434,560			12,041	0	(32)
	01/2016	$		3,297		KRW	3,831,114	0	(39)

RYL	01/2016		BRL	15,758	$		4,036	52	0
	01/2016		KRW	10,615,223			9,258	231	0
	01/2016	$		3,901		BRL	15,758	82	0
	02/2016			3,671		ILS	14,300	7	0

SCX	01/2016		MYR	164,449	$		38,297	324	(150)
	01/2016	$		76,871		CAD	103,848	36	(1,856)
	01/2016			9,758		CNH	64,056	0	(43)
	01/2016			18,077		MYR	76,254	0	(406)
	02/2016		CAD	35,409	$		25,556	0	(36)
	02/2016		SGD	8,967			6,369	56	0
	02/2016		THB	240,942			6,678	0	(9)
	02/2016	$		11,901		EUR	11,208	291	0
	02/2016			3,376		GBP	2,231	0	(86)
	05/2016			9,327		MYR	40,047	0	(83)
	09/2016		CNH	285,822	$		43,323	942	0

SOG	01/2016		RUB	476,273			6,692	182	0
	01/2016	$		6,189		RUB	421,007	0	(434)
	02/2016		SGD	14,010	$		9,895	31	0
	02/2016	$		17,327		ILS	67,027	0	(88)
	03/2016		MXN	521,809	$		29,928	0	(201)
	05/2016	$		5,867		MYR	25,228	0	(44)

TDM	01/2016		BRL	50,480	$		12,928	168	0
	01/2016	$		13,003		BRL	50,480	0	(243)

UAG	01/2016		BRL	123,500	$		47,674	16,458	0
	01/2016		JPY	3,086,400			25,146	0	(533)
	01/2016		MYR	32,400			7,657	149	0
	01/2016	$		31,628		BRL	123,500	0	(411)
	01/2016			16,305		INR	1,077,950	0	(58)
	01/2016			42,917		JPY	5,240,900	686	0
	01/2016			15,095		MYR	63,905	0	(286)
	01/2016			2,094		PHP	98,798	9	0
	01/2016			37,656		RUB	2,551,401	0	(2,782)
	02/2016		CAD	592	$		443	15	0
	02/2016	$		6,935		CHF	7,068	133	0
	02/2016			1,257		GBP	849	0	(5)
	02/2016			86,179		JPY	10,540,900	1,588	0
	02/2016			6,191		THB	222,459	0	(17)
	03/2016		MXN	165,994	$		9,658	74	0
	03/2016	$		17,110		MXN	295,805	0	(31)
	07/2016		BRL	142,000	$		36,792	2,969	0
	09/2016		CNH	163,595			24,853	592	0

Total Forward Foreign Currency Contracts								$278,125	$(43,376)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
BOA	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.100%	01/29/2016	$	398,900	$1,504	$87

GLM	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.930	08/20/2018		15,000	1,592	1,363
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.940	08/20/2018		13,100	1,281	1,178

JPM	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.100	01/30/2018		92,300	1,311	863

MYC	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	0.800	01/19/2016		275,000	458	5
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.500	01/29/2016		46,500	419	13
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.750	01/29/2016		46,500	721	4

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2015	23

Schedule of Investments PIMCO Total Return Portfolio (Cont.)

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.580%	05/12/2016	$	43,500	$1,392	$309
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.580	05/23/2016		101,200	2,861	790
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.020	08/21/2017		28,400	1,931	1,667
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.905	08/20/2018		12,800	1,280	1,195

								$14,750	$7,474

Total Purchased Options								$14,750	$7,474

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC EUR versus USD	$	1.082	01/15/2016	EUR	62,600	$(395)	$(330)
	Put - OTC USD versus JPY	JPY	80.000	02/18/2019	$	2,700	(151)	(17)

CBK	Put - OTC EUR versus USD	$	1.078	01/22/2016	EUR	25,400	(180)	(155)
	Call - OTC USD versus RUB	RUB	71.500	02/24/2016	$	6,700	(131)	(282)
	Call - OTC USD versus RUB		71.500	03/09/2016		12,700	(272)	(605)

DUB	Call - OTC USD versus BRL	BRL	4.550	03/17/2016		26,700	(674)	(309)

FBF	Call - OTC USD versus BRL		4.600	03/14/2016		40,000	(1,128)	(377)

GLM	Call - OTC USD versus BRL		4.450	01/14/2016		48,400	(995)	(25)
	Call - OTC USD versus MXN	MXN	17.400	02/05/2016		27,600	(269)	(289)
	Call - OTC USD versus MXN		17.650	03/08/2016		27,600	(311)	(329)

HUS	Call - OTC USD versus MXN		18.100	03/11/2016		12,500	(134)	(85)
	Call - OTC USD versus RUB	RUB	70.000	01/19/2016		3,700	(55)	(147)
	Call - OTC USD versus RUB		72.500	02/24/2016		6,300	(125)	(218)
	Call - OTC USD versus RUB		87.000	12/08/2016		14,700	(632)	(751)

SCX	Call - OTC USD versus CNH	CNH	6.850	06/01/2016		29,800	(274)	(340)

SOG	Call - OTC USD versus RUB	RUB	74.000	03/09/2016		9,100	(167)	(282)

							$(5,893)	$(4,541)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA Index	215.949	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	03/12/2020	$13,700	$(116)	$(7)
	Floor - OTC CPURNSA Index	216.687	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	04/07/2020	32,900	(293)	(18)
	Floor - OTC CPURNSA Index	217.965	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020	14,800	(191)	(10)

DUB	Floor - OTC CPURNSA Index	215.949	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	03/10/2020	4,900	(37)	(3)
	Floor - OTC CPURNSA Index	218.011	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	10/13/2020	15,400	(151)	(10)

						$(788)	$(48)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date		Notional Amount	Premiums (Received)	Market Value
BOA	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.730%	01/29/2016	$	398,900	$(569)	$0
	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.915	01/29/2016		398,900	(978)	(2)

DUB	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.900	02/16/2016		87,000	(352)	(226)

GLM	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.800	08/20/2018		123,500	(2,876)	(2,194)

JPM	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.100	01/30/2018		92,300	(480)	(220)
	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.600	01/30/2018		92,300	(835)	(469)

MYC	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.500	01/19/2016		183,100	(110)	0
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.520	01/19/2016		91,900	(55)	0
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.650	01/19/2016		183,100	(201)	0
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.660	01/19/2016		91,900	(92)	0
	Put - OTC 2-Year Interest Rate Swap*	3-Month USD-LIBOR	Pay	2.500	05/12/2016		413,700	(1,394)	(241)
	Put - OTC 2-Year Interest Rate Swap*	3-Month USD-LIBOR	Pay	2.500	05/23/2016		961,700	(3,005)	(625)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.100	01/29/2016		46,500	(177)	0
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.300	01/29/2016		46,500	(270)	(1)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.900	02/16/2016		396,700	(1,633)	(1,028)

24	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2015

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date		Notional Amount	Premiums (Received)	Market Value
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.700%	08/21/2017	$	124,800	$(1,934)	$(1,345)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.800	08/20/2018		56,500	(1,260)	(1,004)

								$(16,221)	$(7,355)

Total Written Options								$(22,902)	$(11,944)

*	This security has a forward starting effective date. See Note 2a for further information.

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED DECEMBER 31, 2015:

	# of Contracts	Notional Amount in $	Notional Amount in AUD		Notional Amount in EUR		Premiums
Balance at Beginning of Period	0	$1,939,800	AUD	65,500	EUR	625,600	$(22,102)
Sales	52,463	7,127,500		208,800		1,376,800	(65,459)
Closing Buys	(10,574)	(887,900)		(14,300)		(349,000)	11,020
Expirations	(26,184)	(3,477,500)		(150,700)		(1,226,638)	41,712
Exercised	(15,705)	(562,400)		(109,300)		(338,762)	11,927

Balance at End of Period	0	$4,139,500	AUD	0	EUR	88,000	$(22,902)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION (1)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2015 (2)	Notional Amount (3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Mexico Government International Bond	1.000%	12/20/2016	0.645%	$	1,700	$16	$(9)	$7	$0
	Mexico Government International Bond	1.000	09/20/2020	1.639		6,700	(149)	(39)	0	(188)
	Volkswagen International Finance NV	1.000	12/20/2016	1.169	EUR	10,200	(74)	60	0	(14)

BPS	Petrobras International Finance Co.	1.000	06/20/2018	9.778	$	700	(101)	(30)	0	(131)
	Petrobras International Finance Co.	1.000	12/20/2019	9.956		6,200	(642)	(1,065)	0	(1,707)
	Petrobras International Finance Co.	1.000	03/20/2020	9.977		500	(77)	(67)	0	(144)
	Tesco PLC	1.000	12/20/2020	2.886	EUR	10,000	(964)	29	0	(935)

BRC	Brazil Government International Bond	1.000	03/20/2016	1.120	$	1,100	(7)	7	0	0
	Brazil Government International Bond	1.000	06/20/2016	1.387		18,400	(27)	0	0	(27)
	Brazil Government International Bond	1.000	12/20/2016	2.151		31,000	(781)	447	0	(334)
	China Government International Bond	1.000	12/20/2018	0.669		900	9	0	9	0
	Mexico Government International Bond	1.000	12/20/2020	1.689		26,200	(1,110)	280	0	(830)
	Petrobras International Finance Co.	1.000	12/20/2019	9.956		4,300	(589)	(595)	0	(1,184)

CBK	Brazil Government International Bond	1.000	06/20/2016	1.387		51,100	(156)	82	0	(74)
	China Government International Bond	1.000	12/20/2018	0.669		2,600	24	2	26	0
	Mexico Government International Bond	1.000	12/20/2019	1.446		10,900	65	(245)	0	(180)
	Mexico Government International Bond	1.000	09/20/2020	1.639		19,000	(428)	(104)	0	(532)
	Sprint Communications, Inc.	5.000	12/20/2019	10.053		8,700	440	(1,727)	0	(1,287)

DUB	Berkshire Hathaway, Inc.	1.000	06/20/2016	0.138		20,700	363	(270)	93	0
	Berkshire Hathaway, Inc.	1.000	06/20/2017	0.266		11,900	271	(138)	133	0
	Brazil Government International Bond	1.000	06/20/2016	1.387		8,100	(20)	8	0	(12)
	Export-Import Bank of China	1.000	06/20/2017	0.506		800	(34)	40	6	0
	Mexico Government International Bond	1.000	06/20/2016	0.531		40,900	100	7	107	0

FBF	Verizon Communications, Inc.	1.000	09/20/2018	0.428		500	13	(5)	8	0

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2015	25

Schedule of Investments PIMCO Total Return Portfolio (Cont.)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2015 (2)	Notional Amount (3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
GST	Mexico Government International Bond	1.000%	06/20/2017	0.867%	$	500	$(5)	$6	$1	$0
	Mexico Government International Bond	1.000	09/20/2020	1.639		14,500	(320)	(86)	0	(406)
	Morgan Stanley	1.000	12/20/2020	0.847		16,200	(60)	183	123	0
	Petrobras International Finance Co.	1.000	12/20/2019	9.956		5,400	(598)	(888)	0	(1,486)
	Petrobras International Finance Co.	1.000	03/20/2020	9.977		400	(64)	(51)	0	(115)
	Tesco PLC	1.000	12/20/2020	2.886	EUR	5,000	(517)	50	0	(467)
	Volkswagen International Finance NV	1.000	12/20/2017	1.310		10,000	(226)	164	0	(62)

HUS	Brazil Government International Bond	1.000	06/20/2016	1.387	$	25,400	(37)	0	0	(37)
	Mexico Government International Bond	1.000	09/20/2016	0.582		1,000	6	(2)	4	0
	Mexico Government International Bond	1.000	12/20/2016	0.645		300	3	(2)	1	0
	Mexico Government International Bond	1.000	09/20/2017	0.930		2,400	(53)	57	4	0
	Mexico Government International Bond	1.000	09/20/2020	1.639		15,800	(369)	(74)	0	(443)
	Mexico Government International Bond	1.000	12/20/2020	1.689		21,600	(930)	246	0	(684)
	Petrobras International Finance Co.	1.000	03/20/2020	9.977		1,500	(274)	(158)	0	(432)

JPM	Brazil Government International Bond	1.000	09/20/2016	1.765		5,300	(31)	4	0	(27)
	Mexico Government International Bond	0.920	03/20/2016	0.481		1,200	0	4	4	0
	Mexico Government International Bond	1.000	09/20/2016	0.582		700	4	(1)	3	0
	Mexico Government International Bond	1.000	12/20/2016	0.645		1,600	22	(16)	6	0
	Volkswagen International Finance NV	1.000	12/20/2017	1.310	EUR	10,000	(193)	131	0	(62)

MYC	Mexico Government International Bond	1.000	09/20/2016	0.582	$	7,100	(33)	57	24	0
	Petrobras International Finance Co.	1.000	12/20/2019	9.956		4,500	(416)	(823)	0	(1,239)

							$(7,949)	$(4,531)	$559	$(13,039)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Counterparty	Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount (3)	Premiums Paid/(Received)	Unrealized Appreciation	Swap Agreements, at Value (4)
							Asset	Liability
GST	CDX.IG-9 10-Year Index 30-100%	0.548%	12/20/2017	$ 1,832	$0	$18	$18	$0

JPM	CDX.IG-9 10-Year Index 30-100%	0.553	12/20/2017	4,051	0	40	40	0

					$0	$58	$58	$0

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

26	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2015

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Receive	3-Month USD-CPURNSA Index	0.435%	09/14/2016	$	12,500	$0	$32	$32	$0
	Receive	3-Month USD-CPURNSA Index	0.415	09/23/2016		28,400	0	79	79	0

BRC	Pay	1-Year BRL-CDI	13.700	01/04/2021	BRL	28,800	5	(503)	0	(498)

FBF	Pay	1-Year BRL-CDI	13.700	01/04/2021		35,900	0	(621)	0	(621)

GLM	Pay	28-Day MXN-TIIE	5.500	09/02/2022	MXN	10,000	(22)	8	0	(14)

	Pay	28-Day MXN-TIIE	5.750	06/05/2023		12,300	(29)	14	0	(15)

							$(46)	$(991)	$111	$(1,148)

Total Swap Agreements							$(7,995)	$(5,464)	$728	$(14,187)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of December 31, 2015:

(k)	Securities with an aggregate market value of $12,999 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2015.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (5)
AZD	$58	$0	$0	$58	$0	$0	$0	$0	$58	$0	$58
BOA	29,431	87	118	29,636	(2,249)	(349)	(202)	(2,800)	26,836	(25,140)	1,696
BPS	15,318	0	0	15,318	(4,074)	0	(2,917)	(6,991)	8,327	(9,310)	(983)
BRC	6,939	0	9	6,948	(1,769)	0	(2,873)	(4,642)	2,306	(830)	1,476
CBK	43,242	0	26	43,268	(1,632)	(1,077)	(2,073)	(4,782)	38,486	(38,800)	(314)
DUB	17,034	0	339	17,373	(7,852)	(548)	(12)	(8,412)	8,961	(13,970)	(5,009)
FBF	3,211	0	8	3,219	(511)	(377)	(621)	(1,509)	1,710	(2,060)	(350)
GLM	2,071	2,541	0	4,612	(5,179)	(2,837)	(29)	(8,045)	(3,433)	5,066	1,633
GST	0	0	142	142	0	0	(2,536)	(2,536)	(2,394)	2,370	(24)
HUS	1,645	0	9	1,654	(267)	(1,201)	(1,596)	(3,064)	(1,410)	1,242	(168)
JPM	60,299	863	53	61,215	(6,147)	(689)	(89)	(6,925)	54,290	(54,750)	(460)
MSB	44,884	0	0	44,884	(5,823)	0	0	(5,823)	39,061	(39,180)	(119)
MYC	0	3,983	24	4,007	0	(4,244)	(1,239)	(5,483)	(1,476)	1,285	(191)
NAB	28,918	0	0	28,918	0	0	0	0	28,918	(28,270)	648
NGF	0	0	0	0	(71)	0	0	(71)	(71)	0	(71)
RYL	372	0	0	372	0	0	0	0	372	(370)	2
SCX	1,649	0	0	1,649	(2,669)	(340)	0	(3,009)	(1,360)	1,520	160
SOG	213	0	0	213	(767)	(282)	0	(1,049)	(836)	767	(69)
TDM	168	0	0	168	(243)	0	0	(243)	(75)	0	(75)
UAG	22,673	0	0	22,673	(4,123)	0	0	(4,123)	18,550	(18,033)	517

Total Over the Counter	$278,125	$7,474	$728	$286,327	$(43,376)	$(11,944)	$(14,187)	$(69,507)

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2015	27

Schedule of Investments PIMCO Total Return Portfolio (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$60	$60
Futures	0	0	0	0	2,800	2,800
Swap Agreements	0	0	0	0	1,352	1,352

	$0	$0	$0	$0	$4,212	$4,212

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$278,125	$0	$278,125
Purchased Options	0	0	0	0	7,474	7,474
Swap Agreements	0	617	0	0	111	728

	$0	$617	$0	$278,125	$7,585	$286,327

	$0	$617	$0	$278,125	$11,797	$290,539

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$2,824	$2,824
Swap Agreements	0	0	0	0	9,045	9,045

	$0	$0	$0	$0	$11,869	$11,869

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$43,376	$0	$43,376
Written Options	0	0	0	4,541	7,403	11,944
Swap Agreements	0	13,039	0	0	1,148	14,187

	$0	$13,039	$0	$47,917	$8,551	$69,507

	$0	$13,039	$0	$47,917	$20,420	$81,376

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended December 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(95)	$(95)
Written Options	0	0	0	0	11,564	11,564
Futures	0	0	0	0	55,477	55,477
Swap Agreements	0	6,005	0	0	(132,730)	(126,725)

	$0	$6,005	$0	$0	$(65,784)	$(59,779)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$264,349	$0	$264,349
Purchased Options	0	0	0	(78)	(1,173)	(1,251)
Written Options	0	554	0	15,781	11,359	27,694
Swap Agreements	0	(7,272)	0	0	4,621	(2,651)

	$0	$(6,718)	$0	$280,052	$14,807	$288,141

	$0	$(713)	$0	$280,052	$(50,977)	$228,362

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(8)	$(8)
Futures	0	0	0	0	(41,729)	(41,729)
Swap Agreements	0	(1,173)	0	0	95,992	94,819

	$0	$(1,173)	$0	$0	$54,255	$53,082

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$50,419	$0	$50,419
Purchased Options	0	0	0	0	(7,148)	(7,148)
Written Options	0	(294)	0	227	7,866	7,799
Swap Agreements	0	14,522	0	0	3,543	18,065

	$0	$14,228	$0	$50,646	$4,261	$69,135

	$0	$13,055	$0	$50,646	$58,516	$122,217

28	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2015

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2015 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2015
Investments in Securities, at Value
Bank Loan Obligations	$0	$31,167	$9,525	$40,692
Corporate Bonds & Notes
Banking & Finance	0	1,404,339	27,869	1,432,208
Industrials	0	222,685	0	222,685
Utilities	0	285,715	0	285,715
Municipal Bonds & Notes
California	0	214,495	0	214,495
Illinois	0	17,092	0	17,092
Iowa	0	593	0	593
Mississippi	0	2,745	0	2,745
Nebraska	0	7,758	0	7,758
Nevada	0	3,206	0	3,206
New Jersey	0	28,251	0	28,251
Ohio	0	46,289	0	46,289
Texas	0	12,374	0	12,374
U.S. Government Agencies	0	2,707,804	0	2,707,804
U.S. Treasury Obligations	0	3,097,006	0	3,097,006
Non-Agency Mortgage-Backed Securities	0	623,527	18,867	642,394
Asset-Backed Securities	0	466,143	0	466,143
Sovereign Issues	0	703,632	0	703,632
Convertible Preferred Securities
Banking & Finance	0	11,468	0	11,468
Preferred Securities
Banking & Finance	11,209	0	0	11,209
Short-Term Instruments
Certificates of Deposit	0	22,460	0	22,460
Commercial Paper	0	59,492	0	59,492

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2015
Repurchase Agreements	$0	$9,098	$0	$9,098
U.S. Treasury Bills	0	5,897	0	5,897
	$11,209	$9,983,236	$56,261	$10,050,706

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	216,767	0	0	216,767

Total Investments	$227,976	$9,983,236	$56,261	$10,267,473

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	2,829	1,383	0	4,212
Over the counter	0	286,327	0	286,327
	$2,829	$287,710	$0	$290,539

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(2,824)	(9,045)	0	(11,869)
Over the counter	0	(69,507)	0	(69,507)
	$(2,824)	$(78,552)	$0	$(81,376)

Totals	$227,981	$10,192,394	$56,261	$10,476,636

There were no significant transfers between Levels 1, 2, or 3 during the period ended December 31, 2015.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2015	29

Notes to Financial Statements

1. ORGANIZATION

The PIMCO Total Return Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers three classes of shares: Institutional, Administrative, and Advisor. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies are recorded as dividend income. Long-term capital gain distributions received from registered investment companies are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract (see Financial Derivative Instruments, if any). Realized foreign exchange gains or losses arising from sales of spot foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains and losses arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses are allocated daily

30	PIMCO VARIABLE INSURANCE TRUST

December 31, 2015

based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Portfolio’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of transactions that may cause character differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed (overdistributed) net realized gains (losses) and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) New Accounting Pronouncements  In June 2014, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2014-11, that expanded secured borrowing accounting for certain repurchase agreements. The ASU also sets forth additional disclosure requirements for certain transactions accounted for as sales in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. The ASU became effective prospectively for annual periods beginning after December 15, 2014, and interim periods beginning after March 15, 2015. The Portfolio has adopted the ASU. The financial statements have been modified to provide enhanced disclosures surrounding secured borrowing transactions, if any. See the Notes to Schedule of Investments for additional details.

In August 2014, the FASB issued ASU 2014-15 requiring management to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the entity’s ability to continue as a going concern. The ASU is effective prospectively for annual periods ending after December 15, 2016, and interim periods thereafter. At this time, management is evaluating the implications of these changes on the financial statements.

In May 2015, the FASB issued ASU 2015-07 which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the NAV per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of the Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets attributable to the Portfolio or class, less any liabilities, by the total number of shares outstanding of the Portfolio or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Portfolio reserves the right to change the time its NAV is calculated if the Portfolio closes earlier, or as permitted by the SEC.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the

ANNUAL REPORT	DECEMBER 31, 2015	31

Notes to Financial Statements (Cont.)

NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services or other pricing sources. With respect to any portion of the Portfolio’s assets that are invested in one or more open-end management investment companies (other than exchange-traded funds (“ETFs”)), a Portfolio’s NAV will be calculated based upon the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. Foreign (non-U.S.) exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board (“Valuation Oversight Committee”), generally based on recommendations provided by the Adviser. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the

32	PIMCO VARIABLE INSURANCE TRUST

December 31, 2015

responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When a Portfolio uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1 — Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers in and out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their

ANNUAL REPORT	DECEMBER 31, 2015	33

Notes to Financial Statements (Cont.)

internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemption where the inputs to the NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Prior to July 31, 2015, short-term investments having a maturity of 60 days or less and repurchase agreements were generally valued at amortized cost which approximates fair value. Short-term debt instruments having a remaining maturity of 60 days or less are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. Other than swap agreements, which are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services or other pricing sources, these contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange (if available). For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

The validity of the fair value is reviewed by the Adviser on a periodic basis and may be amended in accordance with the Trust’s valuation procedures.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio III (“Central Fund”) to the extent permitted by the Act and rules thereunder. The Central Fund is a registered investment company created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection

34	PIMCO VARIABLE INSURANCE TRUST

December 31, 2015

with their cash management activities. The main investments of the Central Fund are money market and short maturity fixed income instruments. The Central Fund may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Fund is considered to be affiliated with the Portfolio. The table below shows the Portfolio’s transactions in and earnings from investments in these affiliated Funds for the period ended December 31, 2015 (amounts in thousands†):

Investments in PIMCO Short-Term Floating NAV Portfolio III

Fund Name	Market Value 12/31/2014	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2015	Dividend Income (1)	Realized Net Capital Gain Distributions (1)
PIMCO Total Return Portfolio	$1,038,357	$3,567,017	$(4,388,100)	$(6,775)	$6,268	$216,767	$2,218	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	A portion of this may be recharacterized to return of capital and reflected as such on tax forms mailed to shareholders on or about January 31st following each calendar year.

(b) Investments in Securities

Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

Loan Participations, Assignments and Originations  The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by a Portfolio. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments from lenders it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Portfolio may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Portfolio may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Portfolio may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. As of December 31, 2015, the Portfolio had no unfunded loan commitments outstanding.

Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of

ANNUAL REPORT	DECEMBER 31, 2015	35

Notes to Financial Statements (Cont.)

principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Mortgage Obligations  ("CMOs") are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Portfolio’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the Portfolio may invest in

CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

U.S. Government Agencies or Government-Sponsored Enterprises  The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

The Portfolio may engage in strategies where it seeks to extend the expiration or maturity of a position, such as a To Be Announced (“TBA”) security on an underlying asset, by closing out the position before expiration and opening a new position with respect to the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statements of Assets or Liabilities as an asset or liability, respectively.

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5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location of these instruments is described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for the receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  The Portfolio may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  The Portfolio may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates.

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Notes to Financial Statements (Cont.)

Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“Futures Variation Margin”). Gains or losses are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  The Portfolio may write or purchase options to enhance returns or to hedge an existing position or future investment. The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio, as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed.

Inflation-Capped Options  The Portfolio may write or purchase inflation-capped options to enhance returns or for hedging opportunities. The purpose of purchasing inflation-capped options is to protect the Portfolio from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Options on Exchange-Traded Futures Contracts  The Portfolio may write or purchase options on exchange-traded futures contracts (“Futures Option”) to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Interest Rate Swaptions  The Portfolio may write or purchase interest rate swaptions which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

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Foreign Currency Options  The Portfolio may write or purchase foreign currency options. Purchasing foreign currency options gives the Portfolio the right, but not the obligation to buy or sell the currency with specified amounts of currency and a rate of exchange that may be exercised by a certain date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are included within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

For purposes of applying the Portfolio’s investment policies and restrictions, swap agreements are generally valued by the Portfolio at market value. In the case of a credit default swap (see below), however, in applying certain of the Portfolio’s investment policies and restrictions, the Portfolio will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions. For example, the Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines (if any) because such value reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements  A Portfolio may use credit default swaps on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Portfolio will

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Notes to Financial Statements (Cont.)

generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing

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market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL RISKS

In the normal course of business, the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in financial derivative instruments and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Portfolio may lose money if these changes are not anticipated by the Portfolio’s management. The Portfolio may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Duration is a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. Convexity is an additional measure of interest rate sensitivity that measures the rate of change of duration in response to changes in interest rates. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). At present, the U.S. is experiencing historically low interest rates. The Portfolio may be subject to heightened interest rate risk because the Fed has ended its quantitative easing program and has begun, and may continue, to raise interest rates. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause the Portfolio to lose value. If the Portfolio lost enough value, the Portfolio could face increased redemptions by shareholders, which could further impair its performance.

To the extent that the Portfolio may invest in securities and instruments that are economically tied to Russia, the Portfolio is subject to various risks such as, but not limited to political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, and unpredictable taxation. Investments in Russia are particularly subject to the risk that further economic sanctions may be imposed by the United States and/or other countries. Such sanctions — which may impact companies in many sectors, including energy, financial services and defense, among others — may negatively impact the Portfolio’s performance and/or ability to achieve its investment objective. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, difficulties in obtaining accurate prices, a smaller market capitalization and a smaller number of traded securities. Settlement, clearing and registration of securities transactions are subject to risks, which may result in significant delays or problems in registering the transfer of securities, including issues with foreign nominee accounts held with custodian banks. It is possible that the ownership rights of the Portfolio could be lost through fraud or negligence. In addition, it may be difficult for the Portfolio to enforce any rights it may have in the event of loss of share registration. Adverse currency exchange rates are a risk and there may be a lack of available currency hedging instruments. Investments in Russia may be subject to the risk of nationalization or expropriation of assets. Oil, natural gas,

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Notes to Financial Statements (Cont.)

metals, and timber account for a significant portion of Russia’s exports, leaving the country vulnerable to swings in world prices.

If the Portfolio invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivative instruments that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency-denominated securities may reduce the Portfolio’s returns.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges, where applicable. For financial derivative instruments traded on exchanges or clearinghouses, the primary credit risk is the creditworthiness of the Portfolio’s clearing broker or the exchange or clearinghouse itself. The Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivative instruments contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities and financial derivative instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. PIMCO, as the Adviser, minimizes counterparty risks to the Portfolio through a number of ways. Prior to entering into transactions with a new counterparty, the PIMCO Counterparty Risk Committee conducts an extensive credit review of such counterparty and must approve the use of such counterparty. Furthermore, pursuant to the terms of the underlying contract, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold, such counterparty shall advance collateral to the Portfolio in the form of cash or securities equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which

42	PIMCO VARIABLE INSURANCE TRUST

December 31, 2015

typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared over the counter (“OTC”) derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk is significantly reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of an FCM default scenario further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.25%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares. The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15%

ANNUAL REPORT	DECEMBER 31, 2015	43

Notes to Financial Statements (Cont.)

on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plan for the Advisor Class shares of the Portfolio (the “Distribution and Servicing Plan”). The Distribution and Servicing Plan has been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plan permits the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class shares. The Distribution and Servicing Plan permits the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class shares.

(d) Portfolio Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $35,000, plus $3,600 for each Board meeting attended in person, $750 for each committee meeting attended and $750 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $5,000, the valuation oversight committee lead receives an additional annual retainer of $3,250 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads) and the governance committee chair receives an additional annual retainer of $1,500.

These expenses are allocated on a pro rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio, which does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8 and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Portfolio is permitted to purchase or sell securities from or to certain related affiliated portfolios under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended December 31, 2015, the Portfolio engaged in purchases and sales of securities pursuant to Rule 17a-7 under the Act (amounts in thousands):

Purchases	Sales
$713,628	$339,819

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs to the Portfolio including

44	PIMCO VARIABLE INSURANCE TRUST

December 31, 2015

brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The transaction costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2015, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$44,319,011	$42,126,941	$2,072,170	$2,308,282

12. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 12/31/2015		Year Ended 12/31/2014
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	3,328	$37,206	2,618	$29,228
Administrative Class	64,208	718,351	66,131	738,970
Advisor Class	36,819	412,217	34,944	390,545
Issued as reinvestment of distributions
Institutional Class	594	6,510	531	5,939
Administrative Class	29,883	325,306	13,977	156,463
Advisor Class	14,377	156,160	4,487	50,234
Cost of shares redeemed
Institutional Class	(15,528)	(174,055)	(9,374)	(104,925)
Administrative Class	(173,446)	(1,933,018)	(229,307)	(2,568,442)
Advisor Class	(22,556)	(251,153)	(23,345)	(261,256)
Net increase (decrease) resulting from Portfolio share transactions	(62,321)	$(702,476)	(139,338)	$(1,563,244)

As of December 31, 2015, three shareholders each owned 10% or more of the Portfolio’s total outstanding shares comprising 37% of the Portfolio. One shareholder is a related party and comprises 14% of the Portfolio. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

13. REGULATORY AND LITIGATION MATTERS

The Portfolio is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

PIMCO has received a Wells Notice from the staff of the U.S. Securities and Exchange Commission (“SEC”) that relates to the PIMCO Total Return Active Exchange-Traded Fund (“BOND”), a series of PIMCO ETF Trust. The notice indicates the staff’s preliminary determination to recommend that the SEC commence a civil action against PIMCO stemming from a non-public investigation relating to BOND. A Wells Notice is neither a formal allegation of wrongdoing nor a finding that any law was violated.

This matter principally pertains to the valuation of smaller sized positions in non-agency mortgage-backed securities purchased by BOND between its inception on February 29, 2012 and June 30, 2012, BOND’s performance disclosures for that period, and PIMCO’s compliance policies and procedures related to these matters.

The Wells process provides PIMCO with the opportunity to demonstrate to the SEC staff why it believes its conduct was appropriate, in keeping with industry standards, and that no action should be taken. PIMCO believes that this matter is unlikely to have a material adverse effect on any Portfolio or on PIMCO’s ability to provide investment management services to any Portfolio.

The foregoing speaks only as of the date of this report.

ANNUAL REPORT	DECEMBER 31, 2015	45

Notes to Financial Statements (Cont.)

14. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2015, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2012-2014, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of December 31, 2015, the Portfolio had accumulated capital losses expiring in the following years (amounts in thousands). The Portfolio will resume capital gain distributions in the future to the extent gains are realized in excess of accumulated capital losses.

Under the Regulated Investment Company Act of 2010, a Portfolio is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of December 31, 2015, the components of distributable taxable earnings are as follows (amounts in thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Qualified Late-Year Loss Deferral — Capital (4)	Qualified Late-Year Loss Deferral — Ordinary (5)
PIMCO Total Return Portfolio	$148,399	$—	$(164,883)	$(9,809)	$(39,428)	$—	$—

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, treasury inflation-protected securities, convertible preferred stock and sale/buyback transactions.

(2)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals at fiscal year-end.
(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2015 through December 31, 2015 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
(5)	Specified losses realized during the period November 1, 2015 through December 31, 2015, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Act of 2010, a Portfolio is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law. As of December 31, 2015, the Portfolio had the following post-effective capital losses with no expiration (amounts in thousands):

	Short-Term	Long-Term
PIMCO Total Return Portfolio	$19,552	$19,876

As of December 31, 2015, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (6)
PIMCO Total Return Portfolio	$10,429,337	$159,321	$(321,185)	$(161,864)

(6)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, treasury inflation-protected securities, sale/buyback transactions and convertible preferred stock.

46	PIMCO VARIABLE INSURANCE TRUST

December 31, 2015

For the years ended December 31, 2015 and December 31, 2014, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

	Fiscal Year Ended	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)
PIMCO Total Return Portfolio	12/31/2015	$404,717	$83,285	$—
	12/31/2014	$212,706	$—	$—

(7)	Includes short-term capital gains, if any, distributed.
(8)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

ANNUAL REPORT	DECEMBER 31, 2015	47

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and Shareholders of PIMCO Total Return Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of PIMCO Total Return Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 18, 2016

48	PIMCO VARIABLE INSURANCE TRUST

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
AZD	Australia and New Zealand Banking Group	GRE	RBS Securities, Inc.	NGF	Nomura Global Financial Products, Inc.
BOA	Bank of America N.A.	GSC	Goldman Sachs & Co.	RYL	Royal Bank of Scotland Group PLC
BPS	BNP Paribas S.A.	GST	Goldman Sachs International	SCX	Standard Chartered Bank
BRC	Barclays Bank PLC	HUS	HSBC Bank USA N.A.	SGY	Societe Generale, New York
CBK	Citibank N.A.	JPM	JPMorgan Chase Bank N.A.	SOG	Societe Generale
DUB	Deutsche Bank AG	MSB	Morgan Stanley Bank, N.A	SSB	State Street Bank and Trust Co.
FBF	Credit Suisse International	MYC	Morgan Stanley Capital Services, Inc.	TDM	TD Securities (USA) LLC
GLM	Goldman Sachs Bank USA	NAB	National Australia Bank Ltd.	UAG	UBS AG Stamford

Currency Abbreviations:
AUD	Australian Dollar	GBP	British Pound	PHP	Philippine Peso
BRL	Brazilian Real	ILS	Israeli Shekel	RUB	Russian Ruble
CAD	Canadian Dollar	INR	Indian Rupee	SGD	Singapore Dollar
CHF	Swiss Franc	JPY	Japanese Yen	THB	Thai Baht
CNH	Chinese Renminbi (Offshore)	KRW	South Korean Won	TRY	Turkish New Lira
CNY	Chinese Renminbi (Mainland)	MXN	Mexican Peso	TWD	Taiwanese Dollar
EUR	Euro	MYR	Malaysian Ringgit	USD (or $)	United States Dollar

Exchange Abbreviations:
CBOT	Chicago Board of Trade			OTC	Over the Counter

Index/Spread Abbreviations:
CDX.IG	Credit Derivatives Index - Investment Grade	CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index

Municipal Bond or Agency Abbreviations:
AGM	Assured Guaranty Municipal

Other Abbreviations:
ABS	Asset-Backed Security	CLO	Collateralized Loan Obligation	OIS	Overnight Index Swap
ALT	Alternate Loan Trust	EURIBOR	Euro Interbank Offered Rate	REMIC	Real Estate Mortgage Investment Conduit
BABs	Build America Bonds	FSB	Federal Savings Bank	TBD	To Be Determined
CDI	Brazil Interbank Deposit Rate	LIBOR	London Interbank Offered Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio
CDO	Collateralized Debt Obligation

ANNUAL REPORT	DECEMBER 31, 2015	49

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2015:

PIMCO Total Return Portfolio	24.46%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

PIMCO Total Return Portfolio	0.43%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. However, income received by tax-exempt recipients need not be reported as taxable income.

50	PIMCO VARIABLE INSURANCE TRUST

Management of the Trust

(Unaudited)

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Portfolio’s website at pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees*

Brent R. Harris (1959) Chairman of the Board and Trustee	08/1997 to present	Managing Director, PIMCO. Formerly, member of Executive Committee, PIMCO.	168	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute.

Douglas M. Hodge (1957) Trustee	02/2010 to present	Managing Director, Chief Executive Officer, PIMCO (since 2/14); Chief Operating Officer, PIMCO (7/09 – 2/14); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	146	Trustee, PIMCO Funds; Trustee, PIMCO ETF Trust.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company; Formerly, Executive Advisor, Toyota Financial Services; CEO, Toyota Financial Services.	146	Trustee, PIMCO Funds; Trustee, PIMCO ETF Trust.

E. Philip Cannon (1940) Trustee	05/2000 to present	Private Investor. Formerly, President, Houston Zoo.	168	Trustee, PIMCO Funds; Trustee, PIMCO ETF; Trustee, PIMCO Equity Series; and Trustee, PIMCO Equity Series VIT. Formerly, Trustee, Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments).	168	Trustee, PIMCO Funds; Trustee, PIMCO ETF Trust; Trustee, PIMCO Equity Series; and Trustee, PIMCO Equity Series VIT. Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group).	146	Trustee, PIMCO Funds; Trustee, PIMCO ETF Trust.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	168	Trustee, PIMCO Funds; Trustee, PIMCO ETF; Trustee, PIMCO Equity Series; and Trustee, PIMCO Equity Series VIT.

Ronald C. Parker (1951) Trustee	07/2009 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products).	168	Trustee, PIMCO Funds; Trustee, PIMCO ETF Trust; Trustee, PIMCO Equity Series; and Trustee, PIMCO Equity Series VIT.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.

** Trustees serve until their successors are duly elected and qualified.

ANNUAL REPORT	DECEMBER 31, 2015	51

Management of the Trust (Cont.)

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*

Peter G. Strelow (1970) President	01/2015 to present Senior Vice President 11/2013 to 01/2015 Vice President 05/2008 to 11/2013	Managing Director, PIMCO. President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

David C. Flattum (1964) Chief Legal Officer	11/2006 to present	Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to present	Managing Director and Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Brent R. Harris (1959) Senior Vice President	01/2015 to present President 03/2009 to 01/2015	Managing Director and current member of Executive Committee, PIMCO. Senior Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to present	Managing Director, Chief Executive Officer, PIMCO (since 2/14); Chief Operating Officer, PIMCO (7/09-2/14); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management. Senior Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Kevin M. Broadwater (1964) Vice President - Senior Counsel	05/2012 to present	Executive Vice President and Deputy General Counsel, PIMCO. Vice President - Senior Counsel, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Joshua D. Ratner (1976)** Vice President - Senior Counsel, Secretary	11/2013 to present Assistant Secretary 10/2007 to 01/2011	Executive Vice President and Senior Counsel, PIMCO. Chief Legal Officer, PIMCO Investments LLC. Vice President — Senior Counsel, Secretary, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Secretary and Chief Legal Officer, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Stacie D. Anctil (1969) Vice President	05/2015 to present Assistant Treasurer 11/2003 to 05/2015	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

William G. Galipeau (1974) Vice President	11/2013 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Treasurer, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds. Formerly, Vice President, Fidelity Investments.

Eric D. Johnson (1970)** Vice President	05/2011 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

Henrik P. Larsen (1970) Vice President	02/1999 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Greggory S. Wolf (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Trent W. Walker (1974) Treasurer	11/2013 to present Assistant Treasurer 05/2007 to 11/2013	Executive Vice President, PIMCO. Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Assistant Treasurer, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

Jason J. Nagler (1982)** Assistant Treasurer	05/2015 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds. Formerly, Head of Mutual Fund Reporting, GMO and Assistant Treasurer, GMO Trust and GMO Series Trust Funds.

* The term “PIMCO Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit Income Fund, PIMCO Dynamic Income Fund, PIMCO Global StocksPLUS & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.

** The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

52	PIMCO VARIABLE INSURANCE TRUST

Privacy Policy1

(Unaudited)

The Trust2 considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ non-public personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on applicable websites.

Respecting Your Privacy

As a matter of policy, the Trust does not disclose any non-public personal information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust or its affiliates may also retain non-affiliated companies to market the Trust’s shares or products which use the Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Trust reserves the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any fund advised by PIMCO in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Trust may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

Information Collected from Websites

Websites maintained by the Trust or its service providers may use a variety of technologies to collect information that help the Trust and its service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. In addition, the Trust or its Service Affiliates may use third parties to place advertisements for the Trust on other websites, including banner advertisements. Such third parties may collect anonymous information through the use of cookies or action tags (such as web beacons). The information these third parties collect is generally limited to technical and web navigation information, such as your IP address, web pages visited and browser type, and does not include personally identifiable information such as name, address, phone number or email address.

You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly.

Changes to the Privacy Policy

From time to time, the Trust may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Effective as of September 5, 2014.

2 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined policy may be written in the first person (i.e., by using “we” instead of “the Trust”).

ANNUAL REPORT	DECEMBER 31, 2015	53

Approval of Investment Advisory Contract and Other Agreements

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement and Amended and Restated Asset Allocation Sub-Advisory Agreement

At a meeting held on August 10-11, 2015, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved the Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) between the Trust, on behalf of each of the Trust’s series (the “Portfolios”), and Pacific Investment Management Company LLC (“PIMCO”) for an additional one-year term through August 31, 2016. The Board also considered and unanimously approved for an additional one-year term through August 31, 2016, the Supervision and Administration Agreement (together with the Investment Advisory Contract, the “Agreements”) between the Trust, on behalf of the Portfolios, and PIMCO. In addition, the Board considered and unanimously approved the renewal of the Amended and Restated Asset Allocation Sub-Advisory Agreement (the “Asset Allocation Agreement”) between PIMCO, on behalf of PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, and Research Affiliates, LLC (“Research Affiliates”) for an additional one-year term through August 31, 2016.

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of the past year, the Trustees received a wide variety of materials relating to the services provided by PIMCO and Research Affiliates to the Trust. At each of its quarterly meetings, the Board reviewed the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including shareholder services, valuation and custody, the Portfolios’ compliance program and other information relating to the nature, extent and quality of services provided by PIMCO and Research Affiliates to the Trust. In considering whether to approve the renewal of the Agreements and the Asset Allocation Agreement, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial information for PIMCO and, where relevant, Research Affiliates, information regarding the profitability to PIMCO of its relationship with the Portfolios, information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Portfolios, and information about the fees charged and services provided to other clients with similar investment mandates as the Portfolios (where applicable). In addition, the Board reviewed materials provided by counsel to the Trust and the Independent Trustees, which included, among other things, memoranda outlining legal duties of the Board in considering the continuation of the Agreements and the Asset Allocation Agreement.

(b) Review Process:  In connection with the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed written materials prepared by PIMCO and, where applicable, Research Affiliates in response to requests from counsel to the Trust and the Independent Trustees. The Board requested and received assistance and advice regarding applicable legal standards from counsel to the Trust and the Independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board heard oral presentations on matters related to the Agreements and the Asset Allocation Agreement and met both as a full Board and in a separate session of the Independent Trustees, without management present, at the August 10-11, 2015 meeting. The Independent Trustees also conducted a telephonic meeting with counsel to the Trust and the Independent Trustees on July 30, 2015 and executive sessions on August 10, 2015 to discuss the materials presented. In addition, the Independent Trustees requested and received from PIMCO additional information including, but not limited to, information related to profitability and comparative performance information.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and the Asset Allocation Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in assets under management. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and

54	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to reasonably assure compliance with applicable laws and regulations and its commitment to these programs, its oversight of matters that may involve conflicts of interest between the Portfolios’ investments and those of other accounts managed by PIMCO, and its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has enhanced PIMCO’s service to the Funds and has allowed PIMCO to introduce innovative new funds over time. In addition, the Board considered the nature and quality of services provided by PIMCO to the wholly-owned subsidiaries of applicable Portfolios.

The Trustees considered information they had received about the steps that PIMCO has taken in recent years with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the counterparty risk committee, which oversees counterparty risk on a firm-wide basis, continually evaluating requests to add or remove approved counterparties as market needs and conditions warrant. The Trustees also considered that, over the last several years, PIMCO has continued to strengthen the process it uses to assess the financial stability of counterparties with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that, consistent with its fiduciary duty, PIMCO executes transactions through a competitive best execution process and uses only those counterparties that meet its stringent and monitored criteria. The Trustees considered that PIMCO’s collateral management team utilizes a counterparty risk system to analyze portfolio level exposure and collateral being exchanged with counterparties.

In addition, the Trustees considered new services and service enhancements that PIMCO has implemented since the Board renewed the Agreements in 2014, including, but not limited to: conducting a targeted review of quality and efficiency in the valuation process; expanding the analytical review of shareholder reports by State Street Bank and Trust Company, the Portfolios’ custodian; developing a process for monthly forecasts of taxable and book income to enhance portfolio management of investment income; continuing the expansion of a proprietary performance reconciliation tool, which includes next-day comparison of daily internal performance to custodian bank performance to identify potential errors and guardrail net asset value calculations; developing and implementing the Global Process Monitor application, which includes real-time tracking and escalation protocols for critical activities; and implementing monthly cash flow reporting processes to support client and media demands for information about investor flows and assets under management data. The Trustees also considered the recent outflows from the Portfolios. The Trustees further considered whether the decline in the Portfolios’ assets and the reduction in PIMCO’s total assets under management materially impacted the service quality or resources available to the Portfolios. The Trustees concluded that there has been no adverse impact to service quality or resources available to the Portfolios.

Similarly, the Board considered the asset allocation services provided by Research Affiliates to the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio. The Board noted that the PIMCO All Asset All Authority Portfolio recently commenced operations. The Board also considered the depth and quality of Research Affiliates’ investment management and research capabilities, the experience and capabilities of its portfolio management personnel and, in particular, the experience and capabilities of Robert Arnott, Research Affiliates’ principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by Research Affiliates under the Asset Allocation Agreement are likely to benefit the Portfolios and their respective shareholders (as applicable).

(b) Other Services:  The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust pursuant to the Administration Agreement.

The Board considered the terms of the Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services provided pursuant to that agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of these services and its supervision of the Trust’s third party service providers to assure

ANNUAL REPORT	DECEMBER 31, 2015	55

Approval of Investment Advisory Contract and Other Agreements (Cont.)

that these service providers continue to provide a high level of service relative to alternatives available in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited, and will likely continue to benefit, the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board received and examined information from PIMCO concerning the Portfolios’ performance, as available, over short- and long-term periods ended May 31, 2015 and other performance data, as available, over short- and long-term periods ended June 30, 2015 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ performance, as available, over short- and long-term periods ended May 31, 2015 (the “Lipper Report”).

The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 10-11, 2015 meeting. The Trustees noted that a majority of the Portfolios outperformed their respective Lipper medians over the three-year and longer periods ended May 31, 2015.

The Board also noted that, as of May 31, 2015, the Administrative Class of 44%, 79% and 92% of the Portfolios outperformed its Lipper category median on a net-of-fees basis over the three-year, five-year and ten-year periods, respectively. The Trustees considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of investments and that differences in performance among classes could principally be attributed to differences in the supervisory and administrative fees and distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups and that the Lipper categories do not: separate funds based upon maturity or duration; account for the applicable Portfolios’ hedging strategies; distinguish between enhanced index and actively managed equity strategies; include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” Lipper category to which they do not properly belong); or account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may not be particularly relevant to the consideration of Portfolio performance.

The Board noted that 63% or more of the assets of the Trust had outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods ending May 31, 2015 (based on the performance of the Administrative Class). The Board also noted that 8 of 14 Portfolios, representing 69% of the total assets of the Trust, had outperformed their respective benchmark indexes on a net-of-fees basis over the five-year period ending May 31, 2015. The Board also noted that, while the Lipper universe comparisons provide a valuable performance comparison reference, there are certain Portfolios that do not fit neatly into their respective Lipper classifications. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward. The Board also considered that the Trust’s assets were over $20 billion as of December 31, 2014.

The Board considered PIMCO’s discussion of the intensive nature of managing bond funds, noting that it requires the management of a number of factors, including: varying maturities; prepayments; collateral management; counterparty management; pay-downs; credit events; workouts; derivatives; net new issuance in the bond market; and decreased market maker inventory levels. The Board noted that in addition to managing these factors, PIMCO must also balance risk controls and strategic positions in each portfolio it manages, including the Portfolios. Despite these challenges, the Board noted that PIMCO has generated “alpha” (i.e., non-market correlated excess performance) for its clients over time, including the Trust.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price funds to scale at the outset with reference to the total expense ratios of the respective Lipper median (if available), while providing a premium for innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also considered that PIMCO reviews the Portfolios’ fee levels

56	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

and carefully considers reductions where appropriate. Further, the Board noted that PIMCO believes that the growth in the Trust’s assets under management over the long-term and long-term positive net flows are important indicators of proper and effective pricing.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. The Board also reviewed information relating to the sub-advisory fees paid to Research Affiliates with respect to applicable Portfolios, taking into account that PIMCO compensates Research Affiliates from the advisory fees paid by such Portfolios to PIMCO. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in a “Peer Group” of comparable funds, as well as the universe of other similar funds. The Board noted that a number of Portfolios have total expense ratios that fall below the average and median expense ratios in their Peer Group and Lipper universe. In addition, the Board noted the fee waivers in place with respect to the fees that might result from investments by applicable Portfolios in their respective wholly-owned subsidiaries.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts and as sub-adviser to other investment companies with a similar investment strategy, including differences in advisory services provided. The Board noted that advisory fees for most Portfolios were similar to the fee rates charged to separate account strategies with the same investment strategies as the Portfolios. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including differences in the advisory and other services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees.

Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third-party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Portfolios. The Trustees also took into account that there are various reasons for any such difference in fees, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial risk and regulatory requirements, differing legal liabilities on a contract-by-contract basis and different servicing requirements when it does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations as compared to when PIMCO serves as investment adviser and sponsor.

The Board considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board also considered that as the Portfolios’ business has become increasingly complex, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. In addition, the Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee and, in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board further considered that many other funds pay for these services separately, and thus it is difficult to directly compare the Trust’s unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board also considered that the unified supervisory and administrative fee leads to Portfolio fees that are fixed, rather than variable. The Board noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease. The Board also considered that the Portfolios’ unified fee structure meant that fees were not impacted by recent outflows in certain Portfolios, unlike funds without a unified fee structure, which may see increased expense ratios when fixed costs are passed through to a smaller asset base. The Board further noted that, with few exceptions, PIMCO has generally maintained Portfolio fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall Portfolio fees, which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed with PIMCO those Portfolios and/or classes of Portfolios that had above median total expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few peers (if any), and cannot easily be grouped with comparable funds. Upon comparing the Portfolios’ total expenses to other funds in the “Peer Groups” provided by Lipper, the Board found total expenses of each Portfolio to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying funds in which the Funds of Funds may invest and,

ANNUAL REPORT	DECEMBER 31, 2015	57

Approval of Investment Advisory Contract and Other Agreements (Cont.)

therefore, such services were not duplicative of the advisory services provided to the underlying funds. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

Based on the information presented by PIMCO, Research Affiliates and Lipper, members of the Board determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of each Portfolio, are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were lower than in the previous year due to the impact of the Portfolios’ overall outflows. To the extent applicable, the Board also reviewed information regarding the portion of a Portfolio’s advisory fee retained by PIMCO, following the payment of sub-advisory fees to Research Affiliates, with respect to the Portfolio. Additionally, the Board noted that profit margins with respect to the Portfolios were within the ranges, although above the median, of publicly held investment management companies reported by Lipper and Strategic Insight (an independent provider of fund industry research). The Board noted that the PIMCO’s profit margin with respect to the Trust shows that the Trust is profitable, although less so than PIMCO Funds due to payments made by PIMCO to participating insurance companies. The Board also noted that it had received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, cyber security, information security, shareholder privacy, business continuity planning, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board noted that PIMCO shares the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including through the pricing of Portfolios to scale from inception and the enhancement of services provided to the Portfolios in return for fees paid. The Board reviewed the history of the Portfolios’ fee structure. The Board considered that the Portfolios’ unified fee rates had been set competitively and/or priced to scale from inception, had been held steady at that scaled competitive rate for most Portfolios as assets grew, or as assets declined in the case of some Portfolios, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing Portfolio shareholders of the fees associated with the Portfolios, and that the Portfolios bear certain expenses that are not covered by the advisory fee or the unified fee.

The Trustees considered that the unified fee has provided inherent economies of scale because a Portfolio maintains competitive fixed unified fees even if the particular Portfolio’s assets decline and/or operating costs rise. The Trustees further considered that, in contrast, breakpoints are a proxy for charging higher fees on lower asset levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also considered that, unlike the Portfolios’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees also considered that the unified fee protects shareholders from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those referenced above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Portfolios’ cost structures were reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and each of the Portfolios, to the benefit of their respective shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their respective shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Portfolios’ Rule 12b-1 plans or otherwise. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on their review, including their consideration of each of the factors summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and Research Affiliates favored the renewal of the Agreements and the Asset Allocation Agreement. The Independent Trustees and the Board as a whole concluded that the Agreements and the Asset Allocation Agreement continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees

58	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

paid to PIMCO by the Portfolios under the Agreements and the fees paid to Research Affiliates by PIMCO under the Asset Allocation Agreement, and that the renewal of the Agreements and the Asset Allocation Agreement was in the best interests of the Portfolios and their shareholders.

ANNUAL REPORT	DECEMBER 31, 2015	59

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT18AR_123115

PIMCO Variable Insurance Trust

Annual Report

December 31, 2015

PIMCO Unconstrained Bond Portfolio

Share Classes

■	Institutional
■	M
■	Administrative
■	Advisor

This material is authorized for use only when preceded or accompanied by the current PIMCO Variable Insurance Trust (the “Trust”) prospectus for the Portfolio. (The variable product prospectus may be obtained by contacting your Investment Consultant.)

Chairman’s Letter

Dear PIMCO Variable Insurance Trust Shareholder,

Please find enclosed the Annual Report for the PIMCO Variable Insurance Trust covering the twelve-month reporting period ended December 31, 2015. The following pages contain specific details about the Portfolio’s investment performance and a discussion of the factors that most affected performance over the reporting period.

Heightened market volatility throughout the reporting period was sparked by a mix of investor concerns including geopolitical developments, monetary policy and the potential for slowing global economic growth, which generally contributed to dampened investor sentiment. In particular, increasing concern over the outlook for Chinese growth sent commodity prices and inflation expectations lower, while also negatively impacting prices of emerging market (“EM”) debt and equities. In addition, the Chinese equity market began a strong decline in June 2015, which prompted the Chinese government to prop-up equity share prices and devalue the Chinese yuan. Volatility in Chinese equity markets continued into January 2016 on renewed concern over slowing Chinese economic growth. Furthermore, rising tension in the Middle East and the continued debt crisis in Greece also contributed to investor unease throughout the reporting period.

Economic data in the U.S. continued to confirm a healthy economy, particularly labor market indicators such as employment and wages. Still, signs of caution remained, particularly as U.S. consumers appeared to be more selective in their spending and chose to save rather than spend their windfall from lower gas prices. Additionally, consumer sentiment and certain housing indicators softened towards the end of the reporting period, and December 2015 U.S. manufacturing data indicated the fastest contraction in six years. Within the Eurozone, volatility increased despite gradual improvement in the underlying economies. Eurozone economic data also showed generally positive signs of an early recovery but were tempered slightly by sluggish inflation.

The theme of divergent global central bank monetary policy continued throughout the reporting period. The European Central Bank (“ECB”) expressed its commitment to increase quantitative easing (or large-scale asset purchases), along with the Bank of Japan and the People’s Bank of China who also indicated their intent to accelerate such measures. The Federal Reserve (“Fed”), on the other hand, moved on December 16 to raise the Federal Funds Rate by 0.25% to a new range of 0.25% - 0.50%, marking its first rate hike in nine years. However, the Fed noted that future increases in its target rate would be “gradual” and in-line with their previous projections, which helped to ease investor concerns. Outside of the reporting period on January 27, the Fed opted to leave the Federal Funds Rate unchanged, noting their intent to closely monitor how the global economy and markets influence the U.S. economic outlook.

Highlights of the financial markets during the twelve-month fiscal reporting period include:

■

U.S. Treasuries, as represented by the Barclays U.S. Treasury Index, returned 0.84% for the reporting period as yields generally rose slightly across the Treasury yield curve. The benchmark ten-year U.S. Treasury note yielded 2.27% at the end of the reporting period, up from 2.17% on December 31, 2014. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment-grade bonds, returned 0.55% for the reporting period.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Barclays U.S. TIPS Index, declined 1.44% over the reporting period. U.S. TIPS were pressured over the year as breakeven inflation levels, a proxy for inflation expectations, declined in-line with commodity markets. Global inflation-linked bonds (“ILBs”) were also down overall during the reporting period, as the slide in energy and other commodities impacted inflation expectations globally. Despite this headwind, European ILBs fared better than other developed countries and posted marginal gains in local currencies as real yields benefited from the ECB’s quantitative easing support.

■

Prices on broad commodities were down over the reporting period, led lower primarily by energy and industrial metal prices. Crude oil prices faced increasing pressure from a persisting inventory glut and production growth, especially from the Organization of the Petroleum Exporting Countries (“OPEC”). Towards the end of the reporting period, seasonally warm weather put further pressure on oil prices, which ended the year considerably lower. Diversified commodities, as represented by the Bloomberg Commodity Index Total Return, declined 24.66% over the reporting period.

2	PIMCO VARIABLE INSURANCE TRUST

■

Agency mortgage-backed securities (“MBS”), as represented by the Barclays U.S. MBS Fixed Rate Index, returned 1.51% over the reporting period. Non-Agency MBS prices were mixed amid weakness in the broader credit markets, although underlying collateral performance has generally been in-line with investor expectations and continues to gradually improve over the long-term.

■

U.S. investment grade credit, as represented by the Barclays U.S. Credit Index, declined 0.77% over the reporting period. Investment grade credit valuations cheapened as a record $1.15 trillion of new issuance came to market and commodity prices continued to fall given worries over slowing Chinese growth. Developed market global high yield bonds, as measured by the BofA Merrill Lynch Developed Markets High Yield Constrained Index, declined 3.05% over the reporting period. Weakness in the commodity-oriented sectors including energy and metals & mining, weighed on returns as oil and other commodity prices fell. Overall, global high yield spreads and yields rose throughout the reporting period and ended higher.

■

EM external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 1.23% over the reporting period. EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), declined 14.92% over the reporting period. Idiosyncratic forces remained a dominant theme. China, for example, continued to expand its accommodative measures as both growth and inflation showed signs of further moderation. In addition, the Russian ruble continued its recovery from 2014 weakness before stumbling toward the end of the reporting period on oil price weakness.

■

Equity markets showed mixed performance globally amid a period marked by economic uncertainty, increased volatility and divergent central bank monetary policy. U.S. equities, as represented by the S&P 500 Index, returned 1.38% (on a total return basis) and developed market equities outside the U.S., as represented by the MSCI EAFE Net Dividend Index (USD Unhedged), declined 0.81% over the reporting period. However, ultra-easy monetary policy in Europe and Japan benefited European and Japanese equity markets, which generally posted positive returns. However, EM equities, as represented by the MSCI Emerging Markets Index (Net Dividends in USD), declined 14.92% over the same period, due to headwinds from a stronger U.S. dollar, falling commodity prices, concerns over slower Chinese economic growth and declining Chinese equities.

Thank you once again for the trust you have placed in us. We value your commitment and will continue to work diligently to meet your broad investment needs.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO Variable Insurance Trust February 18, 2016

ANNUAL REPORT	DECEMBER 31, 2015	3

Important Information About the Portfolio

PIMCO Variable Insurance Trust (the “Trust”) is an open-end management investment company currently consisting of nineteen separate investment portfolios, including the PIMCO Unconstrained Bond Portfolio (the “Portfolio”). The Portfolio is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies (“Variable Contracts”). Individuals may not purchase shares of the Portfolio directly. Shares of the Portfolio also may be sold to qualified pension and retirement plans outside of the separate account context.

We believe that bond funds have an important role to play in a well diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by the Portfolio are likely to decrease in value. A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and significant, and there is no guarantee that Fund management will anticipate such movement accurately.

As of the date of this report, interest rates in the U.S. are near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program and has begun, and may continue, to raise interest rates. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Portfolio’s performance or cause the Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Portfolio.

The Portfolio may be subject to various risks as described in the Portfolio’s prospectus. Some of these risks may include, but are not limited to, the following: interest rate risk, call risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, operational risk, emerging markets risk, sovereign debt risk, currency risk, leveraging risk, management risk and short sale risk. A complete description of these and other risks is contained in the Portfolio’s prospectus.

The Portfolio may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, leverage risk, management risk and the risk that the Portfolio may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on the Portfolio. For example, a small investment in a derivative instrument may have a significant impact on the Portfolio’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in an asset, instrument or component of the index underlying a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility for the Portfolio. The Portfolio may engage in such transactions regardless of whether the Portfolio owns the asset, instrument or components of the index underlying the derivative instrument. The Portfolio may invest a significant portion of its assets in these types of instruments. If it does, the Portfolio’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if the Portfolio invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign (non-U.S.) issuer.

High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in such markets. Thus, high yield investments increase the chance that the Portfolio will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage- and Asset-Backed Securities represent ownership interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, Mortgage- and Asset-Backed Securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on Mortgage- and Asset-Backed Securities depend on the ability of the underlying assets to generate cash flow.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

4	PIMCO VARIABLE INSURANCE TRUST

On the Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart reflects only Administrative Class performance. Performance for Institutional Class, Class M and Advisor Class shares, if applicable, may be higher or lower based on each class’s expense ratios. The Portfolio’s total annual operating expense ratios on the Portfolio Summary page are as of the currently effective prospectus, as supplemented to date. The Portfolio measures its performance against a broad-based securities market index (“benchmark index”). The benchmark index does not take into account fees, expenses, or taxes. The Portfolio’s past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future.

The following table discloses the inception dates of the Portfolio and its respective share classes along with the Portfolio's diversification status as of period end:

Portfolio Name	Portfolio Inception	Institutional Class	Class M	Administrative Class	Advisor Class	Diversification Status
PIMCO Unconstrained Bond Portfolio	05/02/11	04/30/12	10/31/14	05/02/11	04/30/13	Diversified

An investment in the Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolio.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolio. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Portfolio creates a contract between or among any shareholder of the Portfolio, on the one hand, and the Trust, the Portfolio, a service provider to the Trust or the Portfolio, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolio. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Portfolio, and information about how the Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Portfolio’s website at pvit.pimco-funds.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Trust’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and is available without charge, upon request, by calling the Trust at (888) 87-PIMCO and on the Portfolio’s website at pvit.pimco-funds.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Trust is distributed by PIMCO Investments LLC, 1633 Broadway, New York, New York 10019.

ANNUAL REPORT	DECEMBER 31, 2015	5

PIMCO Unconstrained Bond Portfolio

Cumulative Returns Through December 31, 2015

$10,000 invested at the end of the month when the Portfolio’s Administrative Class commenced operations.

Allocation Breakdown†

U.S. Treasury Obligations	27.2%
Asset-Backed Securities	24.4%
Corporate Bonds & Notes	22.9%
Non-Agency Mortgage-Backed Securities	9.9%
Short-Term Instruments‡	3.5%
Other	12.1%
†	% of Investments, at value as of 12/31/15. Financial derivative instruments , if any, are excluded.

‡	Includes Central Funds used for Cash Management Purposes

Average Annual Total Return for the period ended December 31, 2015

	1 Year	Inception*
PIMCO Unconstrained Bond Portfolio Institutional Class	(1.53)%	1.66%
PIMCO Unconstrained Bond Portfolio Class M	(1.96)%	(1.83)%
PIMCO Unconstrained Bond Portfolio Administrative Class	(1.68)%	1.42%
PIMCO Unconstrained Bond Portfolio Advisor Class	(1.78)%	(0.73)%
3 Month USD LIBOR Index±	0.29%	0.32%**

All Portfolio returns are net of fees and expenses.

* For class inception dates please refer to the Important Information.

** Average annual total return since 05/02/2011.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. The Portfolio’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in Variable Contracts, which will reduce returns. For performance current to the most recent month-end, visit pvit.pimco-funds.com. The Portfolio’s total annual operating expense ratio as stated in the Portfolio’s current prospectus, as supplemented to date, is 0.90% for Institutional Class shares, 1.05% for Administrative Class shares, 1.15% for Advisor Class shares, and 1.35% for Class M shares.

± The 3 Month USD LIBOR (London Interbank Offered Rate) Index is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money (3 months) in England’s Eurodollar market. It is not possible to invest in an unmanaged index.

It is not possible to invest in an unmanaged index.

Investment Objective and Strategy Overview

»

The PIMCO Unconstrained Bond Portfolio seeks maximum long-term return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private- sector entities.

Portfolio Insights

»

U.S. government and rates positioning detracted from performance over the period driven by negative duration (or sensitivity to changes in market interest rates) positioning, as U.S. Treasuries posted positive total returns.

»	Exposure to emerging markets detracted from performance, driven primarily by long local rate exposure in Brazil, as rates in the country increased over the reporting period.

»	Short positioning in foreign currencies contributed to performance, as foreign currencies depreciated against the U.S. dollar over the reporting period.

»	Exposure to non-agency mortgages positively contributed to performance, as prices of these instruments generally increased over the reporting period.

»

Long exposure to financial issuers within the corporate credit sector, positively contributed to returns, as the financial subsector of the Barclays Capital U.S. Investment Grade Bond Index posted positive returns over the reporting period.

6	PIMCO VARIABLE INSURANCE TRUST

Expense Example PIMCO Unconstrained Bond Portfolio

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Example does not reflect any fees or other expenses imposed by the Variable Contracts. If it did, the expenses reflected in the Expense Example would be higher. The Example is based on an investment of $1,000 invested at the beginning of the period and held from July 1, 2015 to December 31, 2015 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (07/01/15)	Ending Account Value (12/31/15)	Expenses Paid During Period*	Beginning Account Value (07/01/15)	Ending Account Value (12/31/15)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$975.50	$4.61	$1,000.00	$1,020.95	$4.71	0.91%
Class M	1,000.00	973.30	6.87	1,000.00	1,018.65	7.03	1.36
Administrative Class	1,000.00	974.80	5.36	1,000.00	1,020.19	5.49	1.06
Advisor Class	1,000.00	974.30	5.87	1,000.00	1,019.67	6.00	1.16

* Expenses Paid During Period are equal to the net annualized expense ratio for the Portfolio, multiplied by the average account value over the period, multiplied by 187/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers can be found in Note 8 in the Notes to Financial Statements.

ANNUAL REPORT	DECEMBER 31, 2015	7

Financial Highlights PIMCO Unconstrained Bond Portfolio

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income (b)	Distributions from Net Realized Capital Gains (b)	Total Distributions

Institutional Class
12/31/2015	$10.45	$0.29	$(0.45)	$(0.16)	$(0.37)	$0.00	$(0.37)
12/31/2014	10.25	0.14	0.19	0.33	(0.13)	0.00	(0.13)
12/31/2013	10.46	0.18	(0.28)	(0.10)	(0.07)	(0.04)	(0.11)
04/30/2012 - 12/31/2012	9.98	0.14	0.41	0.55	(0.07)	0.00	(0.07)
Class M
12/31/2015	10.45	0.25	(0.46)	(0.21)	(0.32)	0.00	(0.32)
10/31/2014 - 12/31/2014	10.49	0.04	(0.06)	(0.02)	(0.02)	0.00	(0.02)
Administrative Class
12/31/2015	10.45	0.26	(0.44)	(0.18)	(0.35)	0.00	(0.35)
12/31/2014	10.25	0.13	0.18	0.31	(0.11)	0.00	(0.11)
12/31/2013	10.46	0.17	(0.28)	(0.11)	(0.06)	(0.04)	(0.10)
12/31/2012	9.81	0.19	0.57	0.76	(0.11)	0.00	(0.11)
05/02/2011 - 12/31/2011	10.00	0.15	(0.26)	(0.11)	(0.08)	0.00	(0.08)
Advisor Class
12/31/2015	10.45	0.26	(0.45)	(0.19)	(0.34)	0.00	(0.34)
12/31/2014	10.25	0.16	0.14	0.30	(0.10)	0.00	(0.10)
04/30/2013 - 12/31/2013	10.64	0.14	(0.46)	(0.32)	(0.03)	(0.04)	(0.07)

*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)	Determined in accordance with federal income tax regulations, see Note 2(d) in the Notes to Financial Statements for more information.

8	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$9.92	(1.53)%	$15,902	0.91%		0.91%		0.90%		0.90%		2.83%		414%
10.45	3.20	374	0.90		0.90		0.90		0.90		1.32		255
10.25	(0.97)	866	0.90		0.90		0.90		0.90		1.77		928
10.46	5.55	27	0.90	*	0.90	*	0.90	*	0.90	*	2.01	*	879

9.92	(1.96)	345	1.36		1.36		1.35		1.35		2.37		414
10.45	(0.17)	15	1.35	*	1.35	*	1.35	*	1.35	*	2.42	*	255

9.92	(1.68)	263,768	1.06		1.06		1.05		1.05		2.50		414
10.45	3.04	288,528	1.05		1.05		1.05		1.05		1.25		255
10.25	(1.12)	404,497	1.05		1.05		1.05		1.05		1.59		928
10.46	7.75	267,488	1.05		1.50		1.05		1.05		1.89		879
9.81	(1.05)	160,254	1.05	*	1.10	*	1.05	*	1.10	*	2.35	*	302

9.92	(1.78)	9,126	1.16		1.16		1.15		1.15		2.47		414
10.45	2.94	4,805	1.15		1.15		1.15		1.15		1.53		255
10.25	(3.02)	285	1.12	*	1.15	*	1.12	*	1.15	*	2.04	*	928

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2015	9

Statement of Assets and Liabilities PIMCO Unconstrained Bond Portfolio

(Amounts in thousands, except per share amounts)	December 31, 2015

Assets:
Investments, at value
Investments in securities*	$301,697
Investments in Affiliates	7,583
Financial Derivative Instruments
Exchange-traded or centrally cleared	172
Over the counter	16,056
Deposits with counterparty	1,889
Foreign currency, at value	719
Receivable for investments sold	24
Receivable for TBA investments sold	55,127
Receivable for Portfolio shares sold	310
Interest receivable	1,816
Dividends receivable from Affiliates	1
Other assets	1
Total Assets	385,395

Liabilities:
Borrowings & Other Financing Transactions
Payable for sale-buyback transactions	$9,229
Payable for short sales	42,270
Financial Derivative Instruments
Exchange-traded or centrally cleared	462
Over the counter	9,346
Payable for investments purchased	1,270
Payable for investments in Affiliates purchased	1
Payable for TBA investments purchased	21,403
Deposits from counterparty	11,972
Payable for Portfolio shares redeemed	5
Accrued investment advisory fees	161
Accrued supervisory and administrative fees	80
Accrued distribution fees	2
Accrued servicing fees	37
Accrued reimbursement to PIMCO	14
Other liabilities	2
Total Liabilities	96,254

Net Assets	$289,141

Net Assets Consist of:
Paid in capital	293,131
(Overdistributed) net investment income	(9,698)
Accumulated undistributed net realized (loss)	(3,580)
Net unrealized appreciation	9,288
$289,141

Net Assets:
Institutional Class	$15,902
Class M	345
Administrative Class	263,768
Advisor Class	9,126

Shares Issued and Outstanding:
Institutional Class	1,603
Class M	35
Administrative Class	26,588
Advisor Class	920

Net Asset Value and Redemption Price Per Share Outstanding:
Institutional Class	$9.92
Class M	9.92
Administrative Class	9.92
Advisor Class	9.92

Cost of investments in securities	$299,222
Cost of investments in Affiliates	$7,592
Cost of foreign currency held	$594
Proceeds received on short sales	$42,209
Cost or premiums of financial derivative instruments, net	$(1,447)

* Includes repurchase agreements of:	$3,002

10	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Statement of Operations PIMCO Unconstrained Bond Portfolio

(Amounts in thousands)	Year Ended December 31, 2015

Investment Income:
Interest, net of foreign taxes*	$10,423
Dividends	13
Dividends from Investments in Affiliates	62
Total Income	10,498

Expenses:
Investment advisory fees	1,765
Supervisory and administrative fees	882
Distribution and/or servicing fees - Class M	1
Servicing fees - Administrative Class	418
Distribution and/or servicing fees - Advisor Class	18
Trustee fees	6
Interest expense	32
Miscellaneous expense	2
Total Expenses	3,124

Net Investment Income	7,374

Net Realized Gain (Loss):
Investments in securities	(12,745)
Investments in Affiliates	(115)
Exchange-traded or centrally cleared financial derivative instruments	(4,173)
Over the counter financial derivative instruments	5,574
Foreign currency	(883)

Net Realized (Loss)	(12,342)

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	(745)
Investments in Affiliates	115
Exchange-traded or centrally cleared financial derivative instruments	345
Over the counter financial derivative instruments	66
Foreign currency assets and liabilities	113

Net Change in Unrealized (Depreciation)	(106)

Net (Decrease) in Net Assets Resulting from Operations	$(5,074)

* Foreign tax withholdings	$1

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2015	11

Statements of Changes in Net Assets PIMCO Unconstrained Bond Portfolio

(Amounts in thousands†)	Year Ended December 31, 2015	Year Ended December 31, 2014

(Decrease) in Net Assets from:

Operations:
Net investment income	$7,374	$5,315
Net realized gain (loss)	(12,342)	8,040
Net change in unrealized (depreciation)	(106)	(433)

Net Increase (Decrease) in Net Assets Resulting from Operations	(5,074)	12,922

Distributions to Shareholders:
From net investment income (a)
Institutional Class	(473)	(7)
Class M	(9)	0
Administrative Class	(9,301)	(4,455)
Advisor Class	(282)	(26)
From net realized capital gains (a)
Institutional Class	(4)	0
Class M	0	0
Administrative Class	(68)	0
Advisor Class	(2)	0

Total Distributions	(10,139)	(4,488)

Portfolio Share Transactions:
Net increase (decrease) resulting from Portfolio share transactions**	10,632	(120,360)

Total (Decrease) in Net Assets	(4,581)	(111,926)

Net Assets:
Beginning of year	293,722	405,648
End of year*	$289,141	$293,722

* Including undistributed (overdistributed) net investment income of:	$(9,698)	$1,857

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 12 in the Notes to Financial Statements.
(a)	Determined in accordance with federal income tax regulations, see Note 2(d) in the Notes to Financial Statements for more information.

12	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

Schedule of Investments PIMCO Unconstrained Bond Portfolio

December 31, 2015

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 104.4%

BANK LOAN OBLIGATIONS 4.5%
Avago Technologies Cayman Ltd.
TBD% due 11/06/2022		$200	$198
AWAS Finance Luxembourg S.A.
3.500% due 07/16/2018		2,023	2,017
Charter Communications Operating LLC
3.500% due 01/24/2023		200	200
Chrysler Group LLC
3.500% due 05/24/2017		4,430	4,422
Dell, Inc.
3.750% due 10/29/2018		145	145
HCA, Inc.
3.174% due 03/31/2017		5,023	5,023
Hellenic Republic
3.930% due 03/30/2016	EUR	1,000	1,058

Total Bank Loan Obligations (Cost $13,087)			13,063

CORPORATE BONDS & NOTES 24.4%

BANKING & FINANCE 13.7%
ABN AMRO Bank NV
4.750% due 07/28/2025		$100	100
AGFC Capital Trust
6.000% due 01/15/2067		100	71
Ally Financial, Inc.
2.750% due 01/30/2017		3,200	3,200
2.995% due 07/18/2016		1,200	1,200
3.500% due 07/18/2016		500	502
5.500% due 02/15/2017		1,400	1,445
American Express Co.
4.900% due 03/15/2020 (c)		300	285
American International Group, Inc.
4.125% due 02/15/2024		300	309
Bank of America Corp.
0.692% due 08/15/2016		100	100
2.000% due 01/11/2018		1,400	1,399
3.958% due 10/21/2025	MXN	2,000	124
5.750% due 12/01/2017		$3,500	3,746
6.400% due 08/28/2017		700	750
6.875% due 04/25/2018		1,300	1,435
Barclays Bank PLC
7.625% due 11/21/2022		400	456
7.750% due 04/10/2023		200	214
14.000% due 06/15/2019 (c)	GBP	500	955
Barclays PLC
5.250% due 08/17/2045		$200	204
BPCE S.A.
5.150% due 07/21/2024		600	606
CIT Group, Inc.
4.250% due 08/15/2017		300	308
5.000% due 05/15/2017		100	103
Citigroup, Inc.
1.042% due 11/15/2016		500	501
6.125% due 11/15/2020 (c)		400	408
Credit Agricole S.A.
6.500% due 06/23/2021 (c)	EUR	300	336
Credit Suisse Group Funding Guernsey Ltd.
3.750% due 03/26/2025		$700	678
Ford Motor Credit Co. LLC
2.500% due 01/15/2016		4,000	4,001
3.984% due 06/15/2016		1,590	1,608
4.207% due 04/15/2016		1,000	1,008
General Motors Financial Co., Inc.
2.750% due 05/15/2016		200	201

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Goldman Sachs Group, Inc.
6.150% due 04/01/2018		$200	$217
International Lease Finance Corp.
5.750% due 05/15/2016		1,500	1,522
8.750% due 03/15/2017		200	214
JPMorgan Chase & Co.
1.027% due 02/26/2016		1,500	1,500
1.220% due 01/25/2018		300	301
Lloyds Banking Group PLC
7.625% due 06/27/2023 (c)	GBP	1,756	2,718
7.875% due 06/27/2029 (c)		200	313
Morgan Stanley
1.750% due 02/25/2016		$1,200	1,201
MUFG Union Bank N.A.
2.625% due 09/26/2018		300	303
Murray Street Investment Trust
4.647% due 03/09/2017		200	206
Navient Corp.
5.000% due 06/15/2018		1,000	955
8.450% due 06/15/2018		200	211
Rabobank Group
6.875% due 03/19/2020	EUR	1,100	1,426
Royal Bank of Scotland PLC
4.375% due 03/16/2016		$400	403
UBS AG
5.125% due 05/15/2024		1,000	1,012
7.250% due 02/22/2022		200	209
7.625% due 08/17/2022		250	285
Volkswagen Bank GmbH
0.306% due 11/27/2017	EUR	100	105
Wells Fargo & Co.
2.600% due 07/22/2020		$200	200

			39,554

INDUSTRIALS 5.9%
AbbVie, Inc.
1.800% due 05/14/2018		400	398
2.500% due 05/14/2020		100	99
3.600% due 05/14/2025		200	198
Actavis Funding SCS
1.757% due 03/12/2020		500	502
Altice Financing S.A.
6.625% due 02/15/2023		400	396
Aviation Capital Group Corp.
3.875% due 09/27/2016		400	403
CCO Safari LLC
3.579% due 07/23/2020		100	100
4.464% due 07/23/2022		100	100
4.908% due 07/23/2025		200	200
6.484% due 10/23/2045		100	100
CNPC General Capital Ltd.
1.450% due 04/16/2016		3,000	3,000
Cox Communications, Inc.
5.875% due 12/01/2016		1,100	1,138
CVS Health Corp.
1.900% due 07/20/2018		100	100
3.875% due 07/20/2025		200	205
4.875% due 07/20/2035		100	104
5.125% due 07/20/2045		100	106
DISH DBS Corp.
4.250% due 04/01/2018		300	301
4.625% due 07/15/2017		200	205
7.125% due 02/01/2016		1,400	1,405
7.875% due 09/01/2019		200	218
Hellenic Railways Organization S.A.
5.014% due 12/27/2017	EUR	500	503

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Kraft Heinz Foods Co.
3.950% due 07/15/2025		$100	$101
Kroger Co.
2.200% due 01/15/2017		100	101
ONEOK Partners LP
6.150% due 10/01/2016		1,427	1,465
QUALCOMM, Inc.
4.800% due 05/20/2045		100	89
Reynolds American, Inc.
3.250% due 06/12/2020		100	102
4.450% due 06/12/2025		100	105
SABMiller Holdings, Inc.
1.019% due 08/01/2018		3,600	3,574
UnitedHealth Group, Inc.
0.765% due 01/17/2017		300	300
Universal Health Services, Inc.
3.750% due 08/01/2019		400	408
Wynn Las Vegas LLC
5.500% due 03/01/2025		700	626
Zimmer Biomet Holdings, Inc.
3.150% due 04/01/2022		400	394

			17,046

UTILITIES 4.8%
AES Corp.
3.414% due 06/01/2019		900	828
AT&T, Inc.
1.533% due 06/30/2020		300	298
2.450% due 06/30/2020		100	99
3.000% due 06/30/2022		400	390
3.400% due 05/15/2025		1,200	1,156
4.500% due 05/15/2035		100	93
Novatek OAO Via Novatek Finance Ltd.
5.326% due 02/03/2016		800	802
Petrobras Global Finance BV
2.750% due 01/15/2018	EUR	600	534
2.886% due 03/17/2017		$1,100	1,011
3.406% due 03/17/2020		100	71
3.500% due 02/06/2017		200	188
4.375% due 05/20/2023		50	33
5.750% due 01/20/2020		1,000	787
6.250% due 12/14/2026	GBP	100	96
6.850% due 06/05/2115		$350	228
Sinopec Group Overseas Development Ltd.
1.101% due 04/10/2017		1,600	1,598
Verizon Communications, Inc.
2.042% due 09/15/2016		3,700	3,723
2.252% due 09/14/2018		900	922
5.150% due 09/15/2023		1,100	1,211

			14,068

Total Corporate Bonds & Notes (Cost $71,669)			70,668

MUNICIPAL BONDS & NOTES 0.1%

ILLINOIS 0.1%
Chicago, Illinois General Obligation Bonds, Series 2015
7.375% due 01/01/2033		100	106
7.750% due 01/01/2042		100	101

Total Municipal Bonds & Notes (Cost $197)			207

U.S. GOVERNMENT AGENCIES 3.1%
Fannie Mae, TBA
4.000% due 01/01/2046		7,000	7,406

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2015	13

Schedule of Investments PIMCO Unconstrained Bond Portfolio (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Freddie Mac
1.553% due 10/25/2021 (a)		$383	$28
5.500% due 08/15/2051		400	409
11.483% due 04/15/2044		67	70
Ginnie Mae, TBA
4.000% due 01/01/2046		1,000	1,061

Total U.S. Government Agencies (Cost $8,997)			8,974

U.S. TREASURY OBLIGATIONS 29.2%
U.S. Treasury Bonds
2.000% due 08/15/2025 (e)		3,000	2,925
2.125% due 05/15/2025 (i)		50	50
3.000% due 11/15/2044		1,300	1,293
3.125% due 08/15/2044		2,400	2,449
U.S. Treasury Inflation Protected Securities (b)
0.125% due 07/15/2022		931	902
0.125% due 01/15/2023		1,339	1,284
0.125% due 07/15/2024		6,109	5,800
0.250% due 01/15/2025		7,229	6,895
0.625% due 07/15/2021		1,161	1,168
0.750% due 02/15/2045		1,212	1,055
1.125% due 01/15/2021		2,500	2,578
2.000% due 01/15/2026 (i)		3,594	3,991
2.375% due 01/15/2025		505	573
U.S. Treasury Notes
1.875% due 11/30/2021 (g)(i)		5,300	5,280
1.875% due 10/31/2022 (e)(i)		19,100	18,860
2.000% due 05/31/2021 (g)(i)		1,100	1,108
2.000% due 07/31/2022 (g)(i)		11,400	11,372
2.125% due 09/30/2021		16,500	16,680

Total U.S. Treasury Obligations (Cost $85,439)			84,263

NON-AGENCY MORTGAGE-BACKED SECURITIES 10.6%
Banc of America Commercial Mortgage Trust
5.568% due 04/10/2049		79	82
BCAP LLC Trust
5.250% due 06/26/2036		657	541
Bear Stearns Adjustable Rate Mortgage Trust
2.842% due 01/25/2035		28	28
3.304% due 11/25/2034		793	747
Berica ABS SRL
0.168% due 12/31/2055	EUR	670	721
CBA Commercial Small Balance Commercial Mortgage
0.672% due 06/25/2038		$2,305	1,639
Countrywide Alternative Loan Trust
0.582% due 02/20/2047 ^		448	338
6.000% due 02/25/2037 ^		546	444
Countrywide Home Loan Mortgage Pass-Through Trust
2.629% due 02/20/2036		874	754
2.766% due 08/25/2034		463	424
Credit Suisse Commercial Mortgage Trust
5.297% due 12/15/2039		3,509	3,590
Credit Suisse Mortgage Capital Certificates
0.551% due 12/27/2035		1,385	1,272
First Horizon Alternative Mortgage Securities Trust
2.345% due 06/25/2034		273	269
2.369% due 01/25/2036 ^		521	420
2.448% due 06/25/2036		486	401
First Horizon Mortgage Pass-Through Trust
2.497% due 11/25/2037 ^		3,535	3,071
HarborView Mortgage Loan Trust
1.222% due 11/19/2034		87	69

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
IndyMac Mortgage Loan Trust
0.632% due 04/25/2046		$3,117	$2,420
2.656% due 10/25/2034		52	50
4.169% due 08/25/2037		486	379
JPMorgan Alternative Loan Trust
0.572% due 07/25/2036		29	29
JPMorgan Chase Commercial Mortgage Securities Trust
5.257% due 05/15/2047		81	82
LB-UBS Commercial Mortgage Trust
5.342% due 09/15/2039		52	53
Morgan Stanley Capital Trust
5.665% due 04/15/2049		963	1,000
RBSSP Resecuritization Trust
0.471% due 02/26/2037		1,016	961
RMAC Securities PLC
0.735% due 06/12/2044	GBP	1,605	2,133
Structured Asset Mortgage Investments Trust
0.622% due 08/25/2036		$1,820	1,581
Structured Asset Securities Corp. Trust
5.500% due 09/25/2035		440	446
Thornburg Mortgage Securities Trust
1.672% due 06/25/2037 ^		139	122
2.394% due 06/25/2037		534	512
Wachovia Bank Commercial Mortgage Trust
5.713% due 06/15/2049		2,776	2,877
5.749% due 07/15/2045		502	506
5.952% due 02/15/2051		226	237
WaMu Mortgage Pass-Through Certificates Trust
0.652% due 04/25/2045		115	108
Washington Mutual Mortgage Pass-Through Certificates Trust
1.872% due 09/25/2035 ^		1,774	1,422
Wells Fargo Mortgage-Backed Securities Trust
2.738% due 06/25/2035		382	392
2.807% due 01/25/2035		556	555

Total Non-Agency Mortgage-Backed Securities (Cost $29,271)			30,675

ASSET-BACKED SECURITIES 26.1%
ACE Securities Corp. Home Equity Loan Trust
0.577% due 08/25/2036		449	377
0.582% due 05/25/2036		1,312	1,184
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
1.142% due 03/25/2035		1,900	1,861
Argent Securities, Inc. Asset-Backed Pass-Through Certificates
0.802% due 02/25/2036		2,134	1,457
Asset-Backed Funding Certificates Trust
0.582% due 01/25/2037		3,566	2,215
0.642% due 01/25/2037		2,481	1,555
Asset-Backed Securities Corp. Home Equity Loan Trust
1.102% due 07/25/2035		4,263	3,480
Atlas Senior Loan Fund Ltd.
1.564% due 08/18/2025		1,000	984
Bear Stearns Asset-Backed Securities Trust
0.912% due 09/25/2035		1,100	953
1.672% due 08/25/2037		221	203
Belle Haven ABS CDO Ltd.
0.694% due 11/03/2044		299	152
0.734% due 11/03/2044		457	232
Benefit Street Partners CLO Ltd.
1.824% due 07/18/2027		3,000	2,976
Carlyle Global Market Strategies CLO Ltd.
1.441% due 07/15/2025		1,000	982

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Citigroup Mortgage Loan Trust, Inc.
0.562% due 08/25/2036	$92	$87
Countrywide Asset-Backed Certificates
0.552% due 12/25/2036 ^	532	480
0.562% due 08/25/2037	4,935	4,320
0.562% due 06/25/2047 ^	908	704
0.572% due 07/25/2036	1,053	1,004
0.572% due 04/25/2047	1,248	1,075
0.612% due 06/25/2047	3,529	3,256
4.942% due 07/25/2036	300	243
Countrywide Asset-Backed Certificates Trust
0.772% due 05/25/2036	265	258
1.092% due 08/25/2035	1,660	1,500
4.994% due 05/25/2035	764	766
5.111% due 08/25/2035	600	591
Credit-Based Asset Servicing and Securitization LLC
3.971% due 03/25/2037 ^	2,988	1,538
First Franklin Mortgage Loan Trust
0.582% due 04/25/2036	2,373	2,002
0.782% due 10/25/2035	893	839
0.782% due 11/25/2035	4,000	2,892
Goldentree Loan Opportunities Ltd.
1.470% due 04/25/2025	2,000	1,963
GSAA Home Equity Trust
0.702% due 07/25/2037	2,876	1,036
GSAMP Trust
0.622% due 11/25/2036	1,244	707
0.652% due 03/25/2047	2,000	1,351
Home Equity Asset Trust
1.457% due 08/25/2035	1,900	1,556
HSI Asset Securitization Corp. Trust
0.532% due 12/25/2036	2,633	1,122
0.642% due 12/25/2036	740	320
Huntington CDO Ltd.
0.604% due 11/05/2040	285	271
JPMorgan Mortgage Acquisition Corp.
0.762% due 02/25/2036	1,060	840
Long Beach Mortgage Loan Trust
0.682% due 08/25/2045	1,419	1,111
Madison Park Funding Ltd.
1.687% due 01/20/2025	1,000	998
MASTR Asset-Backed Securities Trust
0.592% due 10/25/2036	941	815
MASTR Specialized Loan Trust
0.792% due 01/25/2037	2,055	1,352
Monroe Capital BSL CLO Ltd.
1.958% due 05/22/2027	1,000	991
Morgan Stanley ABS Capital, Inc. Trust
0.562% due 11/25/2036	241	150
0.572% due 10/25/2036	556	346
Morgan Stanley Capital, Inc. Trust
0.602% due 03/25/2036	68	62
0.712% due 01/25/2036	482	438
Morgan Stanley Home Equity Loan Trust
0.562% due 12/25/2036	2,668	1,519
0.682% due 04/25/2036	4,201	3,039
Newcastle CDO Ltd.
0.934% due 12/24/2039	15	15
OHA Credit Partners Ltd.
1.437% due 04/20/2025	1,000	979
Option One Mortgage Loan Trust
0.752% due 04/25/2037	4,208	2,596
Residential Asset Securities Corp. Trust
0.882% due 11/25/2035	3,100	2,473
Securitized Asset-Backed Receivables LLC Trust
1.187% due 02/25/2034	548	513

14	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2015

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Sierra Madre Funding Ltd.
0.649% due 09/07/2039		$1,062	$850
0.669% due 09/07/2039		2,451	1,955
Structured Asset Investment Loan Trust
0.782% due 10/25/2035		355	349
Structured Asset Securities Corp. Mortgage Loan Trust
1.092% due 11/25/2035		1,000	750
Tralee CLO Ltd.
1.667% due 07/20/2026		3,000	2,958
Triaxx Prime CDO Ltd.
0.688% due 10/02/2039		385	300
Wells Fargo Home Equity Asset-Backed Securities Trust
0.652% due 04/25/2037		1,772	1,484

Total Asset-Backed Securities (Cost $69,588)			75,375

SOVEREIGN ISSUES 5.3%
Athens Urban Transportation Organisation
4.851% due 09/19/2016	EUR	100	101
Brazil Notas do Tesouro Nacional
10.000% due 01/01/2021	BRL	3,100	626
10.000% due 01/01/2025		22,800	4,123
Italy Buoni Poliennali Del Tesoro
5.000% due 03/01/2025	EUR	2,200	3,109
New Zealand Government International Inflation Linked Bond
2.000% due 09/20/2025	NZD	207	139
3.000% due 09/20/2030		821	601

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Republic of Greece Government International Bond
3.000% due 02/24/2034	EUR	300	$192
3.375% due 07/17/2017		800	821
4.750% due 04/17/2019		500	500
Slovenia Government International Bond
5.250% due 02/18/2024		$600	663
Spain Government International Bond
2.750% due 10/31/2024	EUR	3,000	3,559
5.150% due 10/31/2044		500	772

Total Sovereign Issues (Cost $17,704)			15,206

		SHARES
PREFERRED SECURITIES 0.0%

BANKING & FINANCE 0.0%
Ally Financial, Inc.
8.500% due 05/15/2016 (c)		3,586	92

Total Preferred Securities (Cost $96)			92

SHORT-TERM INSTRUMENTS 1.1%

REPURCHASE AGREEMENTS (d) 1.0%
			3,002

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY BILLS 0.1%
0.203% due 01/14/2016 (i)	$172	$172

Total Short-Term Instruments (Cost $3,174)		3,174

Total Investments in Securities (Cost $299,222)		301,697

	SHARES
INVESTMENTS IN AFFILIATES 2.6%

SHORT-TERM INSTRUMENTS 2.6%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 2.6%
PIMCO Short-Term Floating NAV Portfolio III	767,981	7,583

Total Short-Term Instruments (Cost $7,592)		7,583

Total Investments in Affiliates (Cost $7,592)		7,583

Total Investments 107.0% (Cost $306,814)		$309,280

Financial Derivative Instruments (f)(h) 2.2% (Cost or Premiums, net $(1,447))		6,420

Other Assets and Liabilities, net (9.2%)		(26,559)

Net Assets 100.0%		$289,141

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Interest only security.
(b)	Principal amount of security is adjusted for inflation.
(c)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.010%	12/31/2015	01/04/2016	$3,002	Fannie Mae 2.140% due 11/07/2022	$(3,066)	$3,002	$3,002

Total Repurchase Agreements						$(3,066)	$3,002	$3,002

(1)	Includes accrued interest.

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Sale-Buyback Transactions (3)
GSC	0.500%	11/20/2015	01/20/2016	$(2,065)	$(2,068)
	0.749	12/03/2015	01/14/2016	(6,271)	(6,279)
	0.759	12/04/2015	01/15/2016	(881)	(882)

Total Sale-Buyback Transactions					$(9,229)

(2)

As of December 31, 2015, there were no open reverse repurchase agreements. The average amount of borrowings outstanding during the period ended December 31, 2015 was $(6,847) at a weighted average interest rate of 0.236%.

(3)	Payable for sale-buyback transactions includes $5 of deferred price drop.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2015	15

Schedule of Investments PIMCO Unconstrained Bond Portfolio (Cont.)

SHORT SALES:

SHORT SALES ON U.S. GOVERNMENT AGENCIES*:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
Fannie Mae, TBA	3.000%	01/01/2046	$ 7,000	$(6,955)	$(6,998)
Fannie Mae, TBA	3.500	02/01/2046	2,100	(2,155)	(2,162)
Fannie Mae, TBA	4.000	01/01/2046	15,100	(15,975)	(15,976)
Fannie Mae, TBA	4.000	02/01/2046	15,000	(15,831)	(15,840)
Fannie Mae, TBA	4.500	02/01/2046	1,200	(1,293)	(1,294)

Total Short Sales				$(42,209)	$(42,270)

*	Short Sales shown are To-Be-Announced (“TBA”) securities which are not subject to collateral pledging under the terms of any master agreements.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of December 31, 2015:

(e)	Securities with an aggregate market value of $9,146 have been pledged as collateral under the terms of the following master agreements as of December 31, 2015.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (4)
Global/Master Repurchase Agreement
SSB	$3,002	$0	$0	$3,002	$(3,066)	$(64)

Master Securities Forward Transaction Agreement
GSC	0	0	(9,229)	(9,229)	9,146	(83)

Total Borrowings and Other Financing Transactions	$3,002	$0	$(9,229)

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Sale-Buyback Transactions
U.S. Treasury Obligations	$0	$(9,229)	$0	$0	$(9,229)

Total Borrowings	$0	$(9,229)	$0	$0	$(9,229)

Gross amount of recognized liabilities for sale-buyback financing transactions					$(9,229)

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	Short	12/2016	570	$214	$0	$(21)
90-Day Eurodollar June Futures	Short	06/2016	61	(21)	0	(2)
90-Day Eurodollar March Futures	Short	03/2017	46	(30)	0	(2)
90-Day Eurodollar September Futures	Short	09/2016	50	(28)	0	(1)
Australia Government 10-Year Bond March Futures	Long	03/2016	3	0	0	(3)
Euro-Bund 10-Year Bond March Futures	Long	03/2016	27	(37)	1	0
U.S. Treasury 5-Year Note March Futures	Long	03/2016	123	(115)	18	0
U.S. Treasury 10-Year Note March Futures	Short	03/2016	4	5	0	(1)
U.S. Treasury 30-Year Bond March Futures	Short	03/2016	1	0	0	(1)

Total Futures Contracts				$(12)	$19	$(31)

16	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2015

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount (2)	Market Value (3)	Unrealized (Depreciation)	Variation Margin
						Asset	Liability
CDX.HY-24 5-Year Index	5.000%	06/20/2020	$7,425	$292	$(37)	$7	$0
CDX.HY-25 5-Year Index	5.000	12/20/2020	12,400	173	(7)	21	0
CDX.IG-25 5-Year Index	1.000	12/20/2020	5,600	33	(14)	1	0

				$498	$(58)	$29	$0

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Receive	3-Month USD-LIBOR*	1.350%	09/28/2017	$	185,800	$(43)	$(57)	$0	$(28)
Receive	3-Month USD-LIBOR*	1.750	12/14/2017		56,600	(165)	52	0	(4)
Receive	3-Month USD-LIBOR	1.500	12/16/2017		83,700	(612)	118	0	(19)
Receive	3-Month USD-LIBOR*	1.250	06/15/2018		44,800	158	73	0	(5)
Receive	3-Month USD-LIBOR	1.750	12/16/2018		26,300	(284)	(16)	0	(12)
Receive	3-Month USD-LIBOR	2.000	12/16/2020		48,300	(711)	(920)	0	(87)
Pay	3-Month USD-LIBOR	2.000	12/16/2020		55,100	749	(218)	86	0
Receive	3-Month USD-LIBOR	2.250	12/16/2022		42,700	(869)	(463)	0	(121)
Receive	3-Month USD-LIBOR	2.330	08/19/2025		2,800	(58)	(48)	0	(10)
Receive	3-Month USD-LIBOR	2.300	12/03/2025		300	(3)	1	0	(1)
Receive	3-Month USD-LIBOR	2.150	12/03/2025		2,100	8	8	0	(7)
Receive	3-Month USD-LIBOR	2.500	12/16/2025		500	(15)	(23)	0	(2)
Receive	3-Month USD-LIBOR*	2.250	06/15/2026		3,100	21	(6)	0	(11)
Receive	3-Month USD-LIBOR	2.750	12/16/2045		14,700	(297)	185	0	(124)
Receive	6-Month EUR-EURIBOR	0.430	12/11/2019	EUR	1,000	(11)	(2)	0	0
Receive	6-Month EUR-EURIBOR*	1.000	03/16/2026		4,550	20	29	4	0
Receive	6-Month GBP-LIBOR	2.050	09/23/2019	GBP	600	(24)	0	1	0
Receive	6-Month GBP-LIBOR	1.650	01/22/2020		2,100	(35)	(5)	3	0
Receive	6-Month GBP-LIBOR	2.000	03/18/2022		3,700	(110)	14	11	0
Receive	6-Month GBP-LIBOR	2.250	03/16/2046		800	(23)	30	9	0
Pay	28-Day MXN-TIIE	5.700	01/18/2019	MXN	9,000	13	(1)	1	0
Pay	28-Day MXN-TIIE	5.470	04/26/2019		3,800	4	0	0	0
Pay	28-Day MXN-TIIE	7.500	06/02/2021		15,000	80	(6)	1	0
Pay	28-Day MXN-TIIE	5.430	11/17/2021		2,500	(2)	(1)	0	0
Pay	28-Day MXN-TIIE	5.780	09/29/2022		59,900	(31)	(18)	7	0
Pay	28-Day MXN-TIIE	7.740	05/29/2024		23,000	24	(6)	1	0
Pay	28-Day MXN-TIIE	7.650	05/30/2024		1,700	2	0	0	0
Pay	28-Day MXN-TIIE	7.635	06/09/2025		5,600	2	2	0	0

						$(2,212)	$(1,278)	$124	$(431)

Total Swap Agreements						$(1,714)	$(1,336)	$153	$(431)

*	This security has a forward starting effective date. See Note 2a for further information.

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2015:

(g)	Securities with an aggregate market value of $5,374 and cash of $1,889 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2015. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$19	$153	$172	$0	$(31)	$(431)	$(462)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2015	17

Schedule of Investments PIMCO Unconstrained Bond Portfolio (Cont.)

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	01/2016		BRL	7,274	$		1,863	$24	$0
	01/2016	$		1,832		BRL	7,274	11	(5)
	01/2016			165		KRW	187,110	0	(6)
	02/2016		BRL	5,713	$		1,418	0	(12)
	05/2016			6,591			1,879	278	0
	06/2016		EUR	7,597			10,403	2,109	0
	06/2016	$		8,329		EUR	7,597	52	(86)

BPS	01/2016		BRL	5,185	$		1,854	543	0
	01/2016		EUR	324			347	0	(5)
	01/2016	$		1,328		BRL	5,185	0	(17)
	01/2016			165		KRW	187,077	0	(6)
	08/2016		CNH	7,940	$		1,200	20	0
	01/2017		BRL	5,000			1,817	692	0
	07/2017			7,400			2,540	970	0

BRC	01/2016	$		670		KRW	759,646	0	(24)
	06/2016		EUR	1,536	$		2,112	434	0

CBK	02/2016		HKD	280			36	0	0
	05/2016		BRL	10,428			2,987	453	0

DUB	01/2016			37,081			9,466	93	0
	01/2016		CNH	38,180			5,877	87	0
	01/2016		KRW	5,688,443			4,864	27	0
	01/2016	$		9,803		BRL	37,081	0	(431)
	01/2016			165		KRW	186,986	0	(6)
	02/2016		EUR	1,350	$		1,817	349	0
	02/2016	$		6,701		BRL	26,516	0	(64)
	06/2016		EUR	981	$		1,292	224	(4)
	06/2016	$		1,326		EUR	981	0	(255)
	10/2016		JPY	120,988	$		1,710	694	0

FBF	01/2016		BRL	1,173			300	3	0
	01/2016	$		300		BRL	1,173	0	(4)
	01/2016			2,700		KRW	3,069,384	0	(90)

GLM	01/2016		JPY	1,036,146	$		8,483	0	(138)
	01/2016	$		1,469		EUR	1,353	1	0
	01/2016			399		KRW	452,129	0	(15)
	03/2016		MXN	5,429	$		317	3	0

HUS	01/2016		EUR	8,884			9,467	0	(187)
	01/2016	$		165		KRW	187,082	0	(6)
	08/2016		CNH	12,145	$		1,836	31	0
	01/2021		BRL	380			59	4	0

JPM	01/2016			2,823			720	6	0
	01/2016		KRW	529,683			450	0	0
	01/2016	$		723		BRL	2,823	0	(9)
	01/2016			8,455		JPY	1,036,146	166	0
	01/2016			172		KRW	194,704	0	(6)
	02/2016		CAD	575	$		433	18	0
	02/2016		CHF	113			113	0	0
	02/2016		JPY	1,036,146			8,460	0	(167)
	02/2016		NZD	1,152			751	0	(35)
	02/2016	$		350		GBP	235	0	(3)
	02/2016			9,410		JPY	1,157,900	231	0
	05/2016		BRL	9,007	$		2,555	367	0

MSB	01/2016		GBP	4,615			6,958	154	0
	01/2016	$		6,833		GBP	4,615	0	(29)
	01/2016			201		KRW	227,834	0	(7)
	02/2016		GBP	4,615	$		6,833	29	0
	02/2016	$		2,287		BRL	8,990	0	(37)
	05/2016		BRL	2,213	$		628	90	0
	06/2016		EUR	2,157			2,967	612	0
	06/2016	$		2,346		EUR	2,157	9	0
	01/2017		BRL	4,000	$		1,452	552	0

18	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2015

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
NAB	06/2016		EUR	4,573		$	6,279	$1,286	$0
	06/2016	$		2,517		EUR	2,322	19	0
	07/2016		EUR	3,919	$		5,317	1,031	0
	07/2016	$		4,308		EUR	3,919	0	(22)

NGF	01/2016			670		KRW	759,947	0	(24)

SCX	02/2016		TWD	73,782	$		2,269	33	0
	08/2016		CNH	5,956			900	15	0
	10/2016			87,034			13,290	410	0

SOG	08/2016			1,984			300	5	0

UAG	01/2016		BRL	5,000			1,930	666	0
	01/2016	$		1,281		BRL	5,000	0	(17)
	01/2016			8,580		EUR	7,855	0	(44)
	02/2016		EUR	7,855	$		8,586	44	0
	08/2016		CNH	1,745			264	5	0
	01/2017		BRL	9,000			3,240	1,214	0
	07/2017			7,000			2,466	980	0

Total Forward Foreign Currency Contracts								$15,044	$(1,761)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Cost	Market Value
BOA	Put - OTC EUR versus USD		$1.050	01/08/2016	EUR	2,000	$19	$0

BPS	Put - OTC EUR versus USD		1.050	01/08/2016		2,000	20	0
	Put - OTC USD versus CNH	CNH	6.434	08/17/2016	$	1,200	8	6

BRC	Call - OTC USD versus CNH		6.500	02/02/2016		125	3	2
	Call - OTC USD versus CNH		7.500	02/02/2016		125	1	0

FBF	Call - OTC USD versus CNH		6.400	02/02/2016		130	3	4
	Call - OTC USD versus CNH		7.400	02/02/2016		130	1	0

HUS	Put - OTC USD versus CNH		6.443	08/16/2016		1,800	10	10
	Put - OTC USD versus CNH		6.442	08/17/2016		1,200	6	7

JPM	Call - OTC USD versus CNH		6.400	02/02/2016		1,805	49	55
	Call - OTC USD versus CNH		7.400	02/02/2016		1,805	11	0

SOG	Put - OTC USD versus CNH		6.444	08/17/2016		300	2	2

UAG	Call - OTC USD versus CNH		6.500	02/02/2016		1,810	38	32
	Call - OTC USD versus CNH		7.500	02/02/2016		1,810	10	0

							$181	$ 118

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Cost	Market Value
CBK	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	0.700%	10/03/2016	$ 12,700	$24	$2

DUB	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.750	10/27/2017	5,600	279	118
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.750	11/27/2017	4,300	215	96

JPM	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.350	09/12/2016	2,300	63	26

MYC	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	0.950	01/06/2016	29,600	32	0
	Put - OTC 3-Year Interest Rate Swap*	3-Month USD-LIBOR	Receive	2.900	02/04/2016	52,700	124	1
	Put - OTC 3-Year Interest Rate Swap*	3-Month USD-LIBOR	Receive	2.900	02/18/2016	51,800	135	2
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.500	09/06/2016	30,400	220	117

							$1,092	$362

Total Purchased Options							$1,273	$480

*	This security has a forward starting effective date. See Note 2a for further information.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2015	19

Schedule of Investments PIMCO Unconstrained Bond Portfolio (Cont.)

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
BOA	Put - OTC CDX.IG-25 5-Year Index	Sell	0.950%	01/20/2016	$1,100	$(2)	$(1)

BRC	Put - OTC CDX.IG-25 5-Year Index	Sell	0.950	01/20/2016	3,700	(7)	(3)
	Put - OTC CDX.IG-25 5-Year Index	Sell	1.000	02/17/2016	1,500	(3)	(2)
	Put - OTC CDX.IG-25 5-Year Index	Sell	1.250	03/16/2016	600	(1)	(1)

CBK	Put - OTC CDX.IG-25 5-Year Index	Sell	0.950	01/20/2016	500	(1)	0

GST	Call - OTC CDX.IG-25 5-Year Index	Buy	0.700	01/20/2016	2,800	(2)	0
	Put - OTC CDX.IG-25 5-Year Index	Sell	0.900	01/20/2016	2,800	(5)	(4)

JPM	Put - OTC CDX.IG-25 5-Year Index	Sell	1.100	01/20/2016	1,100	(2)	0
	Put - OTC CDX.IG-25 5-Year Index	Sell	1.100	02/17/2016	5,000	(11)	(5)
	Put - OTC CDX.IG-25 5-Year Index	Sell	1.200	02/17/2016	1,100	(2)	(1)

						$(36)	$(17)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Call - OTC EUR versus USD	$	1.103	01/08/2016	EUR	2,000	$(19)	$(2)
	Call - OTC USD versus BRL	BRL	3.960	03/10/2016	$	300	(10)	(15)
	Call - OTC USD versus BRL		4.250	03/17/2016		70	(2)	(2)

BPS	Call - OTC EUR versus USD	$	1.102	01/08/2016	EUR	2,000	(20)	(2)
	Call - OTC USD versus CNH	CNH	6.982	08/17/2016	$	1,200	(15)	(15)

BRC	Call - OTC USD versus CNH		7.000	02/02/2016		250	(2)	0

CBK	Call - OTC USD versus RUB	RUB	71.500	02/18/2016		1,400	(29)	(56)

FBF	Call - OTC USD versus BRL	BRL	4.250	03/17/2016		1,540	(35)	(39)
	Call - OTC USD versus CNH	CNH	6.900	02/02/2016		260	(3)	0

HUS	Call - OTC USD versus CNH		6.969	08/16/2016		1,800	(21)	(23)
	Call - OTC USD versus CNH		6.975	08/17/2016		1,200	(14)	(15)

JPM	Call - OTC EUR versus USD	$	1.130	03/04/2016	EUR	2,600	(21)	(10)
	Call - OTC USD versus BRL	BRL	3.960	03/10/2016	$	822	(26)	(42)
	Call - OTC USD versus BRL		4.250	03/17/2016		1,890	(46)	(48)
	Call - OTC USD versus CNH	CNH	6.900	02/02/2016		3,610	(38)	(4)

SOG	Call - OTC USD versus CNH		6.976	08/17/2016		300	(3)	(4)
	Call - OTC USD versus RUB	RUB	72.500	03/01/2016		1,400	(28)	(52)
	Call - OTC USD versus RUB		79.000	04/08/2016		1,400	(22)	(30)

UAG	Call - OTC USD versus CNH	CNH	7.000	02/02/2016		3,620	(33)	(2)

							$(387)	$(361)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC 2-Year Interest Rate Swap*	3-Month USD-LIBOR	Pay	2.500%	02/04/2016	$	900	$(2)	$0

CBK	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.500	10/03/2016		2,700	(24)	(9)

DUB	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.460	11/27/2017		4,600	(84)	(22)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.525	11/27/2017		5,900	(122)	(26)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.550	11/27/2017		7,600	(132)	(32)

JPM	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.250	09/12/2016		2,300	(63)	(41)

MYC	Put - OTC 2-Year Interest Rate Swap*	3-Month USD-LIBOR	Pay	2.500	02/04/2016		51,800	(109)	(2)
	Put - OTC 2-Year Interest Rate Swap*	3-Month USD-LIBOR	Pay	2.495	02/18/2016		51,800	(109)	(4)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.530	02/29/2016		7,800	(96)	0
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.550	10/27/2017		23,600	(405)	(91)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.750	01/06/2016		6,400	(72)	0
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.272	09/06/2016		6,900	(219)	(127)

								$(1,437)	$(354)

Total Written Options								$(1,860)	$(732)

*	This security has a forward starting effective date. See Note 2a for further information.

20	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2015

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED DECEMBER 31, 2015:

	# of Contracts	Notional Amount in $	Notional Amount in AUD		Notional Amount in EUR		Notional Amount in GBP		Premiums
Balance at Beginning of Period	24	$182,375	AUD	8,725	EUR	24,000	GBP	8,600	$(2,699)
Sales	358	314,184		5,600		75,594		0	(2,904)
Closing Buys	(234)	(155,537)		(5,600)		(38,461)		0	2,340
Expirations	(124)	(95,200)		(4,635)		(44,270)		(5,100)	901
Exercised	(24)	(32,260)		(4,090)		(10,263)		(3,500)	502

Balance at End of Period	0	$213,562	AUD	0	EUR	6,600	GBP	0	$(1,860)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE, SOVEREIGN AND U.S. MUNICIPAL ISSUES - SELL PROTECTION (1)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2015 (2)	Notional Amount (3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Berkshire Hathaway, Inc.	1.000%	09/20/2016	0.168%	$	500	$9	$(6)	$3	$0
	Berkshire Hathaway, Inc.	1.000	03/20/2019	0.456		1,100	20	(1)	19	0
	Brazil Government International Bond	1.000	12/20/2016	2.151		200	(3)	1	0	(2)
	Italy Government International Bond	1.000	06/20/2019	0.691		2,100	(38)	61	23	0
	Mexico Government International Bond	1.000	12/20/2018	1.197		2,200	4	(16)	0	(12)
	Sprint Communications, Inc.	5.000	12/20/2019	10.053		200	10	(40)	0	(30)
	Volkswagen International Finance NV	1.000	12/20/2016	1.169	EUR	200	(2)	2	0	0

BPS	Berkshire Hathaway, Inc.	1.000	06/20/2016	0.138	$	800	14	(10)	4	0
	China Government International Bond	1.000	12/20/2019	0.873		100	1	0	1	0
	Volkswagen International Finance NV	1.000	12/20/2016	1.169	EUR	150	(2)	2	0	0

BRC	China Government International Bond	1.000	03/20/2019	0.732	$	2,600	10	13	23	0
	Italy Government International Bond	1.000	09/20/2019	0.721		300	0	3	3	0
	MetLife, Inc.	1.000	09/20/2019	0.640		600	11	(3)	8	0
	Spain Government International Bond	1.000	03/20/2019	0.620		200	(2)	4	2	0

CBK	Brazil Government International Bond	1.000	12/20/2016	2.151		200	(3)	1	0	(2)
	Brazil Government International Bond	1.000	03/20/2017	2.653		300	(3)	(3)	0	(6)
	Brazil Government International Bond	1.000	09/20/2017	3.228		1,900	(4)	(66)	0	(70)
	MetLife, Inc.	1.000	06/20/2016	0.119		200	3	(2)	1	0
	Portugal Government International Bond	1.000	03/20/2016	0.272		1,300	(8)	11	3	0
	Sprint Communications, Inc.	5.000	12/20/2019	10.053		4,000	202	(794)	0	(592)
	Teck Resources Ltd.	1.000	09/20/2019	16.750		200	(3)	(79)	0	(82)

DUB	Berkshire Hathaway, Inc.	1.000	09/20/2016	0.168		1,300	23	(15)	8	0
	Berkshire Hathaway, Inc.	1.000	06/20/2018	0.371		300	8	(3)	5	0
	Berkshire Hathaway, Inc.	1.000	09/20/2020	0.652		400	(5)	11	6	0
	Brazil Government International Bond	1.000	03/20/2016	1.120		100	0	0	0	0
	Brazil Government International Bond	1.000	12/20/2016	2.151		500	(7)	1	0	(6)
	Ford Motor Co.	5.000	03/20/2019	0.774		200	37	(10)	27	0
	General Electric Capital Corp.	1.000	06/20/2016	0.091		1,800	27	(18)	9	0
	Italy Government International Bond	1.000	03/20/2019	0.656		200	(4)	6	2	0
	Italy Government International Bond	1.000	06/20/2019	0.691		4,000	0	43	43	0
	Italy Government International Bond	1.000	09/20/2019	0.721		2,600	6	21	27	0
	MetLife, Inc.	1.000	03/20/2019	0.545		2,000	14	16	30	0
	Mexico Government International Bond	1.000	12/20/2018	1.197		200	0	(1)	0	(1)
	Spain Government International Bond	1.000	06/20/2016	0.196		1,700	23	(16)	7	0

FBF	Mexico Government International Bond	1.000	12/20/2018	1.197		100	0	(1)	0	(1)
	Prudential Financial, Inc.	1.000	09/20/2019	0.633		100	2	(1)	1	0
	Wells Fargo & Co.	1.000	09/20/2017	0.195		600	13	(4)	9	0

GST	Berkshire Hathaway, Inc.	1.000	09/20/2018	0.397		1,300	37	(15)	22	0
	Brazil Government International Bond	1.000	03/20/2016	1.120		200	0	0	0	0
	Citigroup, Inc.	1.000	03/20/2019	0.575		500	5	2	7	0
	Continental Resources, Inc.	1.000	06/20/2016	3.263		4,500	58	(104)	0	(46)
	MetLife, Inc.	1.000	09/20/2019	0.640		300	6	(2)	4	0
	Portugal Government International Bond	1.000	03/20/2016	0.272		900	(5)	7	2	0
	Prudential Financial, Inc.	1.000	09/20/2019	0.633		200	4	(1)	3	0
	Spain Government International Bond	1.000	03/20/2019	0.620		300	(3)	7	4	0
	Volkswagen International Finance NV	1.000	12/20/2016	1.169	EUR	100	(1)	1	0	0
	Volkswagen International Finance NV	1.000	12/20/2017	1.310		50	(1)	1	0	0

HUS	Italy Government International Bond	1.000	06/20/2017	0.379	$	4,100	41	(2)	39	0
	Italy Government International Bond	1.000	03/20/2019	0.656		300	(6)	9	3	0
	Mexico Government International Bond	1.000	12/20/2016	0.645		500	6	(4)	2	0
	Mexico Government International Bond	1.000	12/20/2018	1.197		1,000	1	(6)	0	(5)

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2015	21

Schedule of Investments PIMCO Unconstrained Bond Portfolio (Cont.)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2015 (2)	Notional Amount (3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
JPM	Berkshire Hathaway, Inc.	1.000%	09/20/2016	0.168%	$	500	$9	$(6)	$3	$0
	Ford Motor Co.	5.000	03/20/2019	0.774		200	37	(10)	27	0
	Qatar Government International Bond	1.000	06/20/2019	0.685		1,000	21	(10)	11	0
	Volkswagen International Finance NV	1.000	12/20/2017	1.310	EUR	50	(1)	1	0	0

MYC	Berkshire Hathaway, Inc.	1.000	09/20/2016	0.168	$	500	9	(6)	3	0
	California State General Obligation Bonds, Series 2003	1.000	09/20/2024	1.192		100	1	(2)	0	(1)
	Italy Government International Bond	1.000	03/20/2019	0.656		200	(4)	6	2	0
	Mexico Government International Bond	1.000	12/20/2016	0.645		200	3	(2)	1	0
	Volkswagen International Finance NV	1.000	12/20/2016	1.169	EUR	100	(1)	1	0	0

							$569	$(1,028)	$397	$(856)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Counterparty	Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount (3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value (4)
							Asset	Liability
BOA	ABX.HE.AAA.6-2 Index	0.110%	05/25/2046	$ 2,244	$(444)	$14	$0	$(430)
	CDX.HY-23 5-Year Index 25-35%	5.000	12/20/2019	300	40	(4)	36	0

BRC	ABX.HE.AAA.6-2 Index	0.110	05/25/2046	1,639	(324)	9	0	(315)

CBK	CDX.HY-23 5-Year Index 25-35%	5.000	12/20/2019	200	27	(3)	24	0

MYC	ABX.HE.AAA.6-2 Index	0.110	05/25/2046	1,640	(328)	14	0	(314)

					$(1,029)	$30	$60	$(1,059)

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign or U.S. municipal issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	1-Month GBP-UKRPI	3.338%	11/15/2030	GBP	20	$0	$0	$0	$0
	Pay	1-Year BRL-CDI	12.360	01/02/2018	BRL	4,400	8	(79)	0	(71)
	Receive	3-Month EUR-EXT-CPI Index	0.710	01/29/2020	EUR	2,000	(2)	(4)	0	(6)

BPS	Pay	1-Year BRL-CDI	15.500	01/02/2018	BRL	24,500	(10)	(55)	0	(65)
	Pay	1-Year BRL-CDI	11.160	01/04/2021		34,500	(66)	(1,259)	0	(1,325)
	Pay	1-Year BRL-CDI	12.055	01/04/2021		15,000	(2)	(438)	0	(440)
	Pay	1-Year BRL-CDI	12.600	01/04/2021		18,700	2	(479)	0	(477)
	Receive	3-Month EUR-EXT-CPI Index	0.700	01/30/2020	EUR	2,300	0	(6)	0	(6)

BRC	Pay	1-Year BRL-CDI	15.500	01/02/2018	BRL	1,300	(1)	(2)	0	(3)

CBK	Pay	1-Month GBP-UKRPI	3.400	06/15/2030	GBP	50	0	3	3	0
	Pay	1-Year BRL-CDI	15.500	01/02/2018	BRL	8,100	(2)	(20)	0	(22)
	Pay	1-Year BRL-CDI	12.810	01/04/2021		2,300	0	(55)	0	(55)
	Receive	3-Month EUR-EXT-CPI Index	0.990	03/31/2020	EUR	1,600	0	(21)	0	(21)

DUB	Pay	1-Month GBP-UKRPI	3.300	11/15/2030	GBP	322	0	3	3	0
	Pay	1-Year BRL-CDI	15.240	01/02/2017	BRL	300	0	0	0	0
	Pay	1-Year BRL-CDI	12.360	01/02/2018		29,900	(311)	(172)	0	(483)
	Pay	1-Year BRL-CDI	15.500	01/02/2018		5,800	(2)	(13)	0	(15)
	Pay	1-Year BRL-CDI	11.680	01/04/2021		2,700	9	(98)	0	(89)
	Pay	1-Year BRL-CDI	12.055	01/04/2021		1,500	0	(44)	0	(44)
	Pay	1-Year BRL-CDI	12.600	01/04/2021		5,200	0	(133)	0	(133)
	Pay	1-Year BRL-CDI	12.810	01/04/2021		2,200	(1)	(52)	0	(53)

22	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2015

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
FBF	Pay	1-Year BRL-CDI	12.360%	01/02/2018	BRL	18,600	$(64)	$(236)	$0	$(300)
	Pay	1-Year BRL-CDI	15.500	01/02/2018		2,000	0	(5)	0	(5)
	Pay	1-Year BRL-CDI	12.560	01/04/2021		4,600	(1)	(109)	0	(110)

GLM	Pay	1-Month GBP-UKRPI	3.140	01/14/2030	GBP	940	0	9	9	0
	Pay	1-Year BRL-CDI	15.240	01/02/2017	BRL	13,300	0	(8)	0	(8)
	Pay	1-Year BRL-CDI	12.180	01/02/2018		5,200	0	(91)	0	(91)
	Pay	1-Year BRL-CDI	15.500	01/02/2018		2,200	0	(6)	0	(6)
	Pay	1-Year BRL-CDI	12.810	01/04/2021		10,300	10	(258)	0	(248)
	Receive	3-Month EUR-EXT-CPI Index	0.740	01/26/2020	EUR	2,100	(8)	(2)	0	(10)
	Receive	3-Month EUR-EXT-CPI Index	0.660	01/30/2020		4,700	0	(1)	0	(1)
	Receive	3-Month EUR-EXT-CPI Index	0.993	03/30/2020		5,100	(1)	(66)	0	(67)

HUS	Pay	1-Year BRL-CDI	15.240	01/02/2017	BRL	9,000	0	(5)	0	(5)
	Pay	1-Year BRL-CDI	12.180	01/02/2018		5,300	2	(95)	0	(93)
	Pay	1-Year BRL-CDI	12.055	01/04/2021		6,300	(13)	(172)	0	(185)
	Pay	1-Year BRL-CDI	12.810	01/04/2021		2,300	(2)	(53)	0	(55)
	Pay	28-Day MXN-TIIE	5.700	01/18/2019	MXN	20,000	18	12	30	0
	Pay	28-Day MXN-TIIE	7.650	05/30/2024		16,500	1	13	14	0

JPM	Pay	1-Month GBP-UKRPI	3.300	11/15/2030	GBP	210	0	2	2	0

MYC	Pay	1-Month GBP-UKRPI	3.300	11/15/2030		460	(1)	5	4	0
	Pay	1-Year BRL-CDI	12.180	01/02/2018	BRL	5,400	1	(96)	0	(95)
	Pay	1-Year BRL-CDI	15.500	01/02/2018		3,100	1	(9)	0	(8)
	Pay	1-Year BRL-CDI	12.055	01/04/2021		8,500	22	(271)	0	(249)
	Pay	1-Year BRL-CDI	12.810	01/04/2021		2,800	6	(74)	0	(68)
	Pay	28-Day MXN-TIIE	6.495	06/16/2025	MXN	12,100	5	5	10	0

UAG	Pay	1-Year BRL-CDI	12.055	01/04/2021	BRL	900	2	(28)	0	(26)

							$(400)	$(4,463)	$75	$(4,938)

Total Swap Agreements							$(860)	$(5,461)	$532	$(6,853)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of December 31, 2015:

(i)	Securities with an aggregate market value of $2,412 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2015.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (5)
BOA	$2,474	$0	$81	$2,555	$(109)	$(20)	$(551)	$(680)	$1,875	$(1,920)	$(45)
BPS	2,225	6	5	2,236	(28)	(17)	(2,313)	(2,358)	(122)	0	(122)
BRC	434	2	36	472	(24)	(6)	(318)	(348)	124	(98)	26
CBK	453	2	31	486	0	(65)	(850)	(915)	(429)	323	(106)
DUB	1,474	214	167	1,855	(760)	(80)	(824)	(1,664)	191	(650)	(459)
FBF	3	4	10	17	(94)	(39)	(416)	(549)	(532)	397	(135)
GLM	4	0	9	13	(153)	0	(431)	(584)	(571)	471	(100)
GST	0	0	42	42	0	(4)	(46)	(50)	(8)	0	(8)
HUS	35	17	88	140	(193)	(38)	(343)	(574)	(434)	403	(31)
JPM	788	81	43	912	(220)	(151)	0	(371)	541	(413)	128
MSB	1,446	0	0	1,446	(73)	0	0	(73)	1,373	(1,240)	133
MYC	0	120	20	140	0	(224)	(735)	(959)	(819)	817	(2)
NAB	2,336	0	0	2,336	(22)	0	0	(22)	2,314	(2,300)	14
NGF	0	0	0	0	(24)	0	0	(24)	(24)	0	(24)
SCX	458	0	0	458	0	0	0	0	458	(270)	188
SOG	5	2	0	7	0	(86)	0	(86)	(79)	0	(79)
UAG	2,909	32	0	2,941	(61)	(2)	(26)	(89)	2,852	(2,770)	82

Total Over the Counter	$15,044	$480	$532	$16,056	$(1,761)	$(732)	$(6,853)	$(9,346)

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2015	23

Schedule of Investments PIMCO Unconstrained Bond Portfolio (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of December 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$19	$19
Swap Agreements	0	29	0	0	124	153

	$0	$29	$0	$0	$143	$172

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$15,044	$0	$15,044
Purchased Options	0	0	0	118	362	480
Swap Agreements	0	457	0	0	75	532

	$0	$457	$0	$15,162	$437	$16,056

	$0	$486	$0	$15,162	$580	$16,228

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$31	$31
Swap Agreements	0	0	0	0	431	431

	$0	$0	$0	$0	$462	$462

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,761	$0	$1,761
Written Options	0	17	0	361	354	732
Swap Agreements	0	1,915	0	0	4,938	6,853

	$0	$1,932	$0	$2,122	$5,292	$9,346

	$0	$1,932	$0	$2,122	$5,754	$9,808

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended December 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(48)	$(48)
Written Options	0	0	71	0	158	229
Futures	0	0	0	0	418	418
Swap Agreements	0	311	0	0	(5,083)	(4,772)

	$0	$311	$71	$0	$(4,555)	$(4,173)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,956	$0	$3,956
Purchased Options	0	2	0	(123)	1,049	928
Written Options	0	103	0	560	(41)	622
Swap Agreements	0	1,092	0	(14)	(1,010)	68

	$0	$1,197	$0	$4,379	$(2)	$5,574

	$0	$1,508	$71	$4,379	$(4,557)	$1,401

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(8)	$(8)
Written Options	0	0	(13)	0	0	(13)
Futures	0	0	0	0	62	62
Swap Agreements	0	(58)	0	0	362	304

	$0	$(58)	$(13)	$0	$416	$345

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$5,455	$0	$5,455
Purchased Options	0	(3)	0	(107)	(924)	(1,034)
Written Options	0	(6)	0	88	828	910
Swap Agreements	0	(1,059)	0	0	(4,206)	(5,265)

	$0	$(1,068)	$0	$5,436	$(4,302)	$66

	$0	$(1,126)	$(13)	$5,436	$(3,886)	$411

24	PIMCO VARIABLE INSURANCE TRUST	See Accompanying Notes

December 31, 2015

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2015 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2015
Investments in Securities, at Value
Bank Loan Obligations	$0	$9,988	$3,075	$13,063
Corporate Bonds & Notes
Banking & Finance	0	39,554	0	39,554
Industrials	0	17,046	0	17,046
Utilities	0	14,068	0	14,068
Municipal Bonds & Notes
Illinois	0	207	0	207
U.S. Government Agencies	0	8,565	409	8,974
U.S. Treasury Obligations	0	84,263	0	84,263
Non-Agency Mortgage-Backed Securities	0	30,675	0	30,675
Asset-Backed Securities	0	75,375	0	75,375
Sovereign Issues	0	15,206	0	15,206
Preferred Securities
Banking & Finance	0	92	0	92
Short-Term Instruments
Repurchase Agreements	0	3,002	0	3,002
U.S. Treasury Bills	0	172	0	172
	$0	$298,213	$3,484	$301,697

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	7,583	0	0	7,583

Total Investments	$7,583	$298,213	$3,484	$309,280

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2015
Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(42,270)	$0	$(42,270)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	19	153	0	172
Over the counter	0	16,056	0	16,056
	$19	$16,209	$0	$16,228

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(31)	(431)	0	(462)
Over the counter	0	(9,300)	(46)	(9,346)
	$(31)	$(9,731)	$(46)	$(9,808)

Totals	$7,571	$262,421	$3,438	$273,430

There were no significant transfers between Levels 1 and 2 during the period ended December 31, 2015.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the period ended December 31, 2015:

Category and Subcategory	Beginning Balance at 12/31/2014	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 12/31/2015	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 12/31/2015 (1)
Investments in Securities, at Value
Bank Loan Obligations	$2,331	$1,066	$(337)	$3	$2	$10	$0	$0	$3,075	$7
U.S. Government Agencies	0	0	0	0	0	(16)	425	0	409	(15)

	$2,331	$1,066	$(337)	$3	$2	$(6)	$425	$0	$3,484	$(8)

Financial Derivative Instruments - Liabilities
Over the counter	$19	$0	$0	$0	$0	$(65)	$0	$0	$(46)	$(65)

Totals	$2,350	$1,066	$(337)	$3	$2	$(71)	$425	$0	$3,438	$(73)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 12/31/2015	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Bank Loan Obligations	$1,058	Proxy Pricing	Base Price	95.50
	2,017	Third Party Vendor	Broker Quote	99.69
U.S. Government Agencies	409	Third Party Vendor	Broker Quote	102.25

Financial Derivative Instruments - Liabilities
Over the counter	(46)	Indicative Market Quotation	Broker Quote	(1.06)

Total	$3,438

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at December 31, 2015 may be due to an investment no longer held or categorized as Level 3 at period end.

See Accompanying Notes	ANNUAL REPORT	DECEMBER 31, 2015	25

Notes to Financial Statements

1. ORGANIZATION

The PIMCO Unconstrained Bond Portfolio (the “Portfolio”) is a series of the PIMCO Variable Insurance Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company organized as a Delaware business trust on October 3, 1997. The Portfolio offers four classes of shares: Institutional, Class M, Administrative, and Advisor. The Trust is designed to be used as an investment vehicle by separate accounts of insurance companies that fund variable annuity contracts and variable life insurance policies and by qualified pension and retirement plans. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies are recorded as dividend income. Long-term capital gain distributions received from registered investment companies are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Cash and Foreign Currency  The functional and reporting currency for the Portfolio is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolio does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Portfolio may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract (see Financial Derivative Instruments, if any). Realized foreign exchange gains or losses arising from sales of spot foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains and losses arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Multiclass Operations  Each class offered by the Portfolio has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets.

26	PIMCO VARIABLE INSURANCE TRUST

December 31, 2015

Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the Portfolio. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Portfolio’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Portfolio, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of transactions that may cause character differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Portfolio’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed (overdistributed) net realized gains (losses) and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) New Accounting Pronouncements  In June 2014, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2014-11, that expanded secured borrowing accounting for certain repurchase agreements. The ASU also sets forth additional disclosure requirements for certain transactions accounted for as sales in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. The ASU became effective prospectively for annual periods beginning after December 15, 2014, and interim periods beginning after March 15, 2015. The Portfolio has adopted the ASU.

The financial statements have been modified to provide enhanced disclosures surrounding secured borrowing transactions, if any. See the Notes to Schedule of Investments for additional details.

In August 2014, the FASB issued ASU 2014-15 requiring management to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the entity’s ability to continue as a going concern. The ASU is effective prospectively for annual periods ending after December 15, 2016, and interim periods thereafter. At this time, management is evaluating the implications of these changes on the financial statements.

In May 2015, the FASB issued ASU 2015-07 which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the NAV per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Portfolio’s shares is based on the Portfolio’s NAV. The NAV of the Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets attributable to the Portfolio or class, less any liabilities, by the total number of shares outstanding of the Portfolio or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Portfolio reserves the right to change the time its NAV is calculated if the Portfolio closes earlier, or as permitted by the SEC.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the

ANNUAL REPORT	DECEMBER 31, 2015	27

Notes to Financial Statements (Cont.)

NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services or other pricing sources. With respect to any portion of the Portfolio’s assets that are invested in one or more open-end management investment companies (other than exchange-traded funds (“ETFs”)), a Portfolio’s NAV will be calculated based upon the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. Foreign (non-U.S.) exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board (“Valuation Oversight Committee”), generally based on recommendations provided by the Adviser. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the

28	PIMCO VARIABLE INSURANCE TRUST

December 31, 2015

responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When a Portfolio uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Frequent or Excessive Purchases, Exchanges and Redemptions” section in the Portfolio’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1 — Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■	Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the method utilized in valuing the investments. Transfers from Level 2 to Level 3 are a result of a change, in the normal course of business, from the use of valuation methods used by third-party pricing services (Level 2) to the use of a broker quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data (Level 3). In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers in and out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques

ANNUAL REPORT	DECEMBER 31, 2015	29

Notes to Financial Statements (Cont.)

and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemption where the inputs to the NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Prior to July 31, 2015, short-term investments having a maturity of 60 days or less and repurchase agreements were generally valued at amortized cost which approximates fair value. Short-term debt instruments having a remaining maturity of 60 days or less are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. Other than swap agreements, which are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services or other pricing sources, these contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange (if available). For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of

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portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Oversight Committee. Significant changes in the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Adviser may elect to obtain Broker Quotes directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

The validity of the fair value is reviewed by the Adviser on a periodic basis and may be amended in accordance with the Trust’s valuation procedures.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Portfolio may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Portfolio. The tables below show the Portfolio’s transactions in and earnings from investments in these affiliated Funds for the period ended December 31, 2015 (amounts in thousands†):

Investments in PIMCO Short-Term Floating NAV Portfolio*

Market Value 12/31/2014	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2015	Dividend Income (1)	Realized Net Capital Gain Distributions (1)
$10	$0	$(10)	$0	$0	$0	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	A portion of this may be recharacterized to return of capital and reflected as such on tax forms mailed to shareholders on or about January 31st following each calendar year.
*	Effective July 1, 2015, the Portfolio was liquidated.

Investments in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2014	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2015	Dividend Income (1)	Realized Net Capital Gain Distributions (1)
$21,120	$170,563	$(184,100)	$(115)	$115	$7,583	$62	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	A portion of this may be recharacterized to return of capital and reflected as such on tax forms mailed to shareholders on or about January 31st following each calendar year.

(b) Investments in Securities

Inflation-Indexed Bonds  The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

Loan Participations, Assignments and Originations  The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Portfolio’s investments in loans may be in the form of

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Notes to Financial Statements (Cont.)

participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by a Portfolio. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments from lenders it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Portfolio may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Portfolio may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. The Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Portfolio may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. As of December 31, 2015, the Portfolio had no unfunded loan commitments outstanding.

Mortgage-Related and Other Asset-Backed Securities  The Portfolio may invest in mortgage-related and other asset-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Portfolio’s

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prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the Portfolio may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

U.S. Government Agencies or Government-Sponsored Enterprises   The Portfolio may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

The Portfolio may engage in strategies where it seeks to extend the expiration or maturity of a position, such as a To Be Announced (“TBA”) security on an underlying asset, by closing out the position before expiration and opening a new position with respect to the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statement of Assets and Liabilities as an asset or liability, respectively.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Portfolio. The location of these instruments is described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  The Portfolio may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Portfolio may pay a fee for the receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  The Portfolio may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Portfolio to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in

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Notes to Financial Statements (Cont.)

interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  The Portfolio may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  The Portfolio may enter into short sales transactions. A short sale is a transaction in which the Portfolio sells securities it may not own in anticipation of a decline in the fair value of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio is obligated to deliver securities at the trade price at the time the short position is covered. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Portfolio uses financial derivative instruments, and how financial derivative instruments affect the Portfolio’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation

(depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Portfolio.

(a) Forward Foreign Currency Contracts  The Portfolio may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Portfolio’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Portfolio as an unrealized gain or loss. Realized gains or losses are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  The Portfolio may enter into futures contracts. The Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Portfolio is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Portfolio (“Futures Variation Margin”). Gains or losses are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included

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within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  The Portfolio may write or purchase options to enhance returns or to hedge an existing position or future investment. The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Portfolio, as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed.

Credit Default Swaptions  The Portfolio may write or purchase credit default swaptions to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection to a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Interest Rate Swaptions  The Portfolio may write or purchase interest rate swaptions which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Foreign Currency Options  The Portfolio may write or purchase foreign currency options. Purchasing foreign currency options gives the Portfolio the right, but not the obligation to buy or sell the currency with specified amounts of currency and a rate of exchange that may be exercised by a certain date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

(d) Swap Agreements  The Portfolio may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are included within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront

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Notes to Financial Statements (Cont.)

premiums are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

For purposes of applying the Portfolio’s investment policies and restrictions, swap agreements are generally valued by the Portfolio at market value. In the case of a credit default swap (see below), however, in applying certain of the Portfolio’s investment policies and restrictions the Portfolio will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Portfolio’s other investment policies and restrictions. For example, the Portfolio may value credit default swaps at full exposure value for purposes of the Portfolio’s credit quality guidelines (if any) because such value reflects the Portfolio’s actual economic exposure during the term of the credit default swap agreement. In this context, both the notional amount and the market value may be positive or negative depending on whether the Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swap Agreements  A Portfolio may use credit default swaps on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap.

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities

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December 31, 2015

in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Portfolio is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL RISKS

In the normal course of business, the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Portfolio may be subject to, please see the Important Information About the Portfolio.

Market Risks  The Portfolio’s investments in financial derivative instruments and other financial instruments expose the Portfolio to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Portfolio is likely to decrease. A nominal interest rate can be described as the sum

ANNUAL REPORT	DECEMBER 31, 2015	37

Notes to Financial Statements (Cont.)

of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Portfolio may lose money if these changes are not anticipated by the Portfolio’s management. The Portfolio may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Duration is a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. Convexity is an additional measure of interest rate sensitivity that measures the rate of change of duration in response to changes in interest rates. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). At present, the U.S. is experiencing historically low interest rates. The Portfolio may be subject to heightened interest rate risk because the Fed has ended its quantitative easing program and has begun, and may continue, to raise interest rates. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause the Portfolio to lose value. If the Portfolio lost enough value, the Portfolio could face increased redemptions by shareholders, which could further impair its performance.

To the extent that the Portfolio may invest in securities and instruments that are economically tied to Russia, the Portfolio is subject to various risks such as, but not limited to political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, and unpredictable taxation. Investments in Russia are particularly subject to the risk that further economic sanctions may be imposed by the United States and/or other countries. Such sanctions — which may impact companies in many sectors, including energy, financial services and defense, among others — may negatively impact the Portfolio’s performance and/or ability to achieve its investment objective. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, difficulties in obtaining accurate prices, a smaller market capitalization and a smaller number of traded securities. Settlement, clearing and registration of securities transactions are subject to risks, which may result in significant delays or problems in registering the transfer of securities, including issues with foreign nominee accounts held with custodian banks. It is possible that the ownership rights of the Portfolio could be lost through fraud or negligence. In addition, it may be difficult for the Portfolio to enforce any rights it may have in the event of loss of share registration. Adverse currency exchange rates are a risk and there may be a lack of available currency hedging instruments. Investments in Russia may be subject to the risk of nationalization or expropriation of assets. Oil, natural gas, metals, and timber account for a significant portion of Russia’s exports, leaving the country vulnerable to swings in world prices.

If the Portfolio invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivative instruments that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Portfolio’s investments in foreign currency-denominated securities may reduce the Portfolio’s returns.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Portfolio will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Portfolio minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges, where applicable. For financial derivative instruments traded on exchanges or clearinghouses, the primary credit risk is the creditworthiness of the Portfolio’s clearing broker or the exchange or clearinghouse itself. The Portfolio could lose money if the issuer or guarantor of a fixed income

38	PIMCO VARIABLE INSURANCE TRUST

December 31, 2015

security, or the counterparty to a financial derivative instruments contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities and financial derivative instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings.

Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. PIMCO, as the Adviser, minimizes counterparty risks to the Portfolio through a number of ways. Prior to entering into transactions with a new counterparty, the PIMCO Counterparty Risk Committee conducts an extensive credit review of such counterparty and must approve the use of such counterparty. Furthermore, pursuant to the terms of the underlying contract, to the extent that unpaid amounts owed to the Portfolio exceed a predetermined threshold, such counterparty shall advance collateral to the Portfolio in the form of cash or securities equal in value to the unpaid amount owed to the Portfolio. The Portfolio may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Portfolio subsequently decreases, the Portfolio would be required to return to the counterparty all or a portion of the collateral previously advanced.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared over the counter (“OTC”) derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”).

ANNUAL REPORT	DECEMBER 31, 2015	39

Notes to Financial Statements (Cont.)

In the United States, counterparty risk is significantly reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of an FCM default scenario further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Portfolio at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.60%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Supervisory and Administrative Fee for all classes is charged at the annual rate of 0.30%.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor

(“Distributor”) of the Trust’s shares. The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of the Portfolio pursuant to Rule 12b-1 under the Act (the “Administrative Plan”). Under the terms of the Administrative Plan, the Trust is permitted to compensate the Distributor, out of the Administrative Class assets of the Portfolio, in an amount up to 0.15% on an annual basis of the average daily net assets of that class, for providing or procuring through financial intermediaries administrative, recordkeeping and investor services for Administrative Class shareholders of the Portfolio.

The Trust has adopted a separate Distribution and Servicing Plans for each of the Advisor Class and Class M shares of the Portfolio (the “Distribution and Servicing Plans”). The Distribution and Servicing Plans have been adopted pursuant to Rule 12b-1 under the Act. The Distribution and Servicing Plans permit the Portfolio to compensate the Distributor for providing or procuring through financial intermediaries distribution, administrative, recordkeeping, shareholder and/or related services with respect to Advisor Class and Class M shares. The Distribution and Servicing Plans permit the Portfolio to make total payments at an annual rate of up to 0.25% of its average daily net assets attributable to its Advisor Class or Class M shares, respectively. The Distribution and Servicing Plan for Class M shares also permits the Portfolio to compensate the Distributor for providing or procuring administrative, recordkeeping, and other investor services at an annual rate of up to 0.20% of its average daily net assets attributable to its Class M shares.

(d) Portfolio Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual portfolio operating expenses per share class.

40	PIMCO VARIABLE INSURANCE TRUST

December 31, 2015

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $35,000, plus $3,600 for each Board meeting attended in person, $750 for each committee meeting attended and $750 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $5,000, the valuation oversight committee lead receives an additional annual retainer of $3,250 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads) and the governance committee chair receives an additional annual retainer of $1,500.

These expenses are allocated on a pro rata basis to the various portfolios of the Trust according to their respective net assets except PIMCO All Asset Portfolio, which does not bear any Trustee Fees. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8 and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time the Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Portfolio is known as “portfolio turnover.” The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The transaction costs and tax effects associated with portfolio turnover may adversely affect the Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2015, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$1,139,026	$1,150,254	$94,998	$66,961

ANNUAL REPORT	DECEMBER 31, 2015	41

Notes to Financial Statements (Cont.)

12. SHARES OF BENEFICIAL INTEREST

The Portfolio may issue an unlimited number of shares of beneficial interest with a $0.001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Year Ended 12/31/2015		Year Ended 12/31/2014
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	1,595	$16,766	10	$99
Class M	35	361	1	15
Administrative Class	3,880	40,379	10,144	105,707
Advisor Class	705	7,304	567	5,930
Issued as reinvestment of distributions
Institutional Class	48	477	1	7
Class M	1	9	0	0
Administrative Class	926	9,369	417	4,356
Advisor Class	28	284	2	26
Cost of shares redeemed
Institutional Class	(76)	(787)	(59)	(617)
Class M	(2)	(24)	0	0
Administrative Class	(5,837)	(60,687)	(22,423)	(234,441)
Advisor Class	(273)	(2,819)	(137)	(1,442)
Net increase (decrease) resulting from Portfolio share transactions	1,030	$10,632	(11,477)	$(120,360)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of December 31, 2015, one shareholder owned 10% or more of the Portfolio’s total outstanding shares comprising 76% of the Portfolio, and the shareholder is a related party of the Portfolio. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

13. REGULATORY AND LITIGATION MATTERS

The Portfolio is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

PIMCO has received a Wells Notice from the staff of the U.S. Securities and Exchange Commission (“SEC”) that relates to the PIMCO Total Return Active Exchange-Traded Fund (“BOND”), a series of PIMCO ETF Trust. The notice indicates the staff’s preliminary determination to recommend that the SEC commence a civil action against PIMCO stemming from a non-public investigation relating to BOND. A Wells Notice is neither a formal allegation of wrongdoing nor a finding that any law was violated.

This matter principally pertains to the valuation of smaller sized positions in non-agency mortgage-backed securities purchased by BOND between its inception on February 29, 2012 and June 30, 2012, BOND’s performance disclosures for that period, and PIMCO’s compliance policies and procedures related to these matters.

The Wells process provides PIMCO with the opportunity to demonstrate to the SEC staff why it believes its conduct was appropriate, in keeping with industry standards, and that no action should be taken. PIMCO believes that this matter is unlikely to have a material adverse effect on any Portfolio or on PIMCO’s ability to provide investment management services to any Portfolio.

The foregoing speaks only as of the date of this report.

14. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio’s tax positions for all open tax years. As of December 31, 2015, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

42	PIMCO VARIABLE INSURANCE TRUST

December 31, 2015

The Portfolio files U.S. tax returns. While the statute of limitations remains open to examine the Portfolio’s U.S. tax returns filed for the fiscal years ending in 2012-2014, no examinations are in progress or anticipated at this time. The Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

As of December 31, 2015, the components of distributable taxable earnings are as follows (amounts in thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Qualified Late-Year Loss Deferral — Capital (4)	Qualified Late-Year Loss Deferral — Ordinary (5)
PIMCO Unconstrained Bond Portfolio	$4,112	$—	$(3,702)	$(626)	$(3,774)	$—	$—

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, treasury inflation-protected securities, convertible preferred stock and sale/buyback transactions.

(2)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals at fiscal year-end and organizational costs.

(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2015 through December 31, 2015 which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.
(5)	Specified losses realized during the period November 1, 2015 through December 31, 2015, which the Portfolio elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Act of 2010, a Portfolio is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of December 31, 2015, the Portfolio had the following post-effective capital losses with no expiration (amounts in thousands):

	Short-Term	Long-Term
PIMCO Unconstrained Bond Portfolio	$3,661	$113

As of December 31, 2015, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (6)
PIMCO Unconstrained Bond Portfolio	$306,883	$9,031	$(6,634)	$2,397

(6)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, treasury inflation-protected securities, convertible preferred stock and sale/buyback transactions.

For the years ended December 31, 2015 and December 31, 2014, respectively, the Portfolio made the following tax basis distributions (amounts in thousands):

	Fiscal Year Ended	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)
PIMCO Unconstrained Bond Portfolio	12/31/2015	$10,067	$72	$—
	12/31/2014	$4,488	$—	$—

(7)	Includes short-term capital gains, if any, distributed.
(8)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

ANNUAL REPORT	DECEMBER 31, 2015	43

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Variable Insurance Trust and Shareholders of PIMCO

Unconstrained Bond Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of PIMCO Unconstrained Bond Portfolio (one of the portfolios constituting PIMCO Variable Insurance Trust, hereinafter referred to as the “Portfolio”) at December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

February 18, 2016

44	PIMCO VARIABLE INSURANCE TRUST

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	GSC	Goldman Sachs & Co.	NAB	National Australia Bank Ltd.
BPS	BNP Paribas S.A.	GST	Goldman Sachs International	NGF	Nomura Global Financial Products, Inc.
BRC	Barclays Bank PLC	HUS	HSBC Bank USA N.A.	SCX	Standard Chartered Bank
CBK	Citibank N.A.	JPM	JPMorgan Chase Bank N.A.	SOG	Societe Generale
DUB	Deutsche Bank AG	MSB	Morgan Stanley Bank, N.A	SSB	State Street Bank and Trust Co.
FBF	Credit Suisse International	MYC	Morgan Stanley Capital Services, Inc.	UAG	UBS AG Stamford
GLM	Goldman Sachs Bank USA

Currency Abbreviations:
AUD	Australian Dollar	EUR	Euro	MXN	Mexican Peso
BRL	Brazilian Real	GBP	British Pound	NZD	New Zealand Dollar
CAD	Canadian Dollar	HKD	Hong Kong Dollar	TWD	Taiwanese Dollar
CHF	Swiss Franc	JPY	Japanese Yen	USD (or $)	United States Dollar
CNH	Chinese Renminbi (Offshore)	KRW	South Korean Won

Exchange Abbreviations:
OTC	Over the Counter

Index/Spread Abbreviations:
ABX.HE	Asset-Backed Securities Index - Home Equity	CDX.IG	Credit Derivatives Index - Investment Grade	UKRPI	United Kingdom Retail Price Index
CDX.HY	Credit Derivatives Index - High Yield	EXT-CPI	Excluding Tobacco-Non-revised Consumer Price Index

Other Abbreviations:
ABS	Asset-Backed Security	CLO	Collateralized Loan Obligation	LIBOR	London Interbank Offered Rate
CDI	Brazil Interbank Deposit Rate	EURIBOR	Euro Interbank Offered Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio
CDO	Collateralized Debt Obligation

ANNUAL REPORT	DECEMBER 31, 2015	45

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Portfolio’s fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2015:

PIMCO Unconstrained Bond Portfolio	8.76%

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Portfolio’s dividend distribution that qualifies under tax law. The percentage of the following Portfolio’s calendar year ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

PIMCO Unconstrained Bond Portfolio	0.13%

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust.

However, income received by tax-exempt recipients need not be reported as taxable income.

46	PIMCO VARIABLE INSURANCE TRUST

Management of the Trust

(Unaudited)

The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Portfolio’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Portfolio’s website at pvit.pimco-funds.com.

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees*

Brent R. Harris (1959) Chairman of the Board and Trustee	08/1997 to present	Managing Director, PIMCO. Formerly, member of Executive Committee, PIMCO.	168	Chairman and Trustee, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc; and member of Board of Governors, Investment Company Institute.

Douglas M. Hodge (1957) Trustee	02/2010 to present	Managing Director, Chief Executive Officer, PIMCO (since 2/14); Chief Operating Officer, PIMCO (7/09 – 2/14); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	146	Trustee, PIMCO Funds; Trustee, PIMCO ETF Trust.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company; Formerly, Executive Advisor, Toyota Financial Services; CEO, Toyota Financial Services.	146	Trustee, PIMCO Funds; Trustee, PIMCO ETF Trust.

E. Philip Cannon (1940) Trustee	05/2000 to present	Private Investor. Formerly, President, Houston Zoo.	168	Trustee, PIMCO Funds; Trustee, PIMCO ETF; Trustee, PIMCO Equity Series; and Trustee, PIMCO Equity Series VIT. Formerly, Trustee, Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series.

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments).	168	Trustee, PIMCO Funds; Trustee, PIMCO ETF Trust; Trustee, PIMCO Equity Series; and Trustee, PIMCO Equity Series VIT. Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group).	146	Trustee, PIMCO Funds; Trustee, PIMCO ETF Trust.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	168	Trustee, PIMCO Funds; Trustee, PIMCO ETF; Trustee, PIMCO Equity Series; and Trustee, PIMCO Equity Series VIT.

Ronald C. Parker (1951) Trustee	07/2009 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products).	168	Trustee, PIMCO Funds; Trustee, PIMCO ETF Trust; Trustee, PIMCO Equity Series; and Trustee, PIMCO Equity Series VIT.

* Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.

** Trustees serve until their successors are duly elected and qualified.

ANNUAL REPORT	DECEMBER 31, 2015	47

Management of the Trust (Cont.)

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years*

Peter G. Strelow (1970) President	01/2015 to present Senior Vice President 11/2013 to 01/2015 Vice President 05/2008 to 11/2013	Managing Director, PIMCO. President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

David C. Flattum (1964) Chief Legal Officer	11/2006 to present	Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to present	Managing Director and Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Brent R. Harris (1959) Senior Vice President	01/2015 to present President 03/2009 to 01/2015	Managing Director and current member of Executive Committee, PIMCO. Senior Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to present	Managing Director, Chief Executive Officer, PIMCO (since 2/14); Chief Operating Officer, PIMCO (7/09 – 2/14); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management. Senior Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Kevin M. Broadwater (1964) Vice President - Senior Counsel	05/2012 to present	Executive Vice President and Deputy General Counsel, PIMCO. Vice President — Senior Counsel, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Joshua D. Ratner (1976)** Vice President - Senior Counsel, Secretary	11/2013 to present Assistant Secretary 10/2007 to 01/2011	Executive Vice President and Senior Counsel, PIMCO. Chief Legal Officer, PIMCO Investments LLC. Vice President — Senior Counsel, Secretary, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Secretary and Chief Legal Officer, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to present	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Stacie D. Anctil (1969) Vice President	05/2015 to present Assistant Treasurer 11/2003 to 05/2015	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

William G. Galipeau (1974) Vice President	11/2013 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Treasurer, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds. Formerly, Vice President, Fidelity Investments.

Eric D. Johnson (1970)** Vice President	05/2011 to present	Executive Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

Henrik P. Larsen (1970) Vice President	02/1999 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Greggory S. Wolf (1970) Vice President	05/2011 to present	Senior Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Trent W. Walker (1974) Treasurer	11/2013 to present Assistant Treasurer 05/2007 to 11/2013	Executive Vice President, PIMCO. Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Assistant Treasurer, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

Jason J. Nagler (1982)** Assistant Treasurer	05/2015 to present	Vice President, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds. Formerly, Head of Mutual Fund Reporting, GMO and Assistant Treasurer, GMO Trust and GMO Series Trust Funds.

* The term “PIMCO Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit Income Fund, PIMCO Dynamic Income Fund, PIMCO Global StocksPLUS & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.

** The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

48	PIMCO VARIABLE INSURANCE TRUST

Privacy Policy1

(Unaudited)

The Trust2 considers customer privacy to be a fundamental aspect of its relationships with shareholders and is committed to maintaining the confidentiality, integrity and security of its current, prospective and former shareholders’ non-public personal information. The Trust has developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Trust and certain service providers to the Trust, such as the Trust’s investment advisers or sub-advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on applicable websites.

Respecting Your Privacy

As a matter of policy, the Trust does not disclose any non-public personal information provided by shareholders or gathered by the Trust to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Trust. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Trust or its affiliates may also retain non-affiliated companies to market the Trust’s shares or products which use the Trust’s shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Trust may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Trust reserves the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Trust believes in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect its rights or property, or upon reasonable request by any fund advised by PIMCO in which a shareholder has invested. In addition, the Trust may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Trust may share shareholder information with its affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Trust or its Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Trust may share may include, for example, a shareholder’s participation in the Trust or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Trust’s experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Trust’s Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Trust takes seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Trust has implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

Information Collected from Websites

Websites maintained by the Trust or its service providers may use a variety of technologies to collect information that help the Trust and its service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. In addition, the Trust or its Service Affiliates may use third parties to place advertisements for the Trust on other websites, including banner advertisements. Such third parties may collect anonymous information through the use of cookies or action tags (such as web beacons). The information these third parties collect is generally limited to technical and web navigation information, such as your IP address, web pages visited and browser type, and does not include personally identifiable information such as name, address, phone number or email address.

You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly.

Changes to the Privacy Policy

From time to time, the Trust may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Effective as of September 5, 2014.

2 When distributing this Policy, the Trust may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined policy may be written in the first person (i.e., by using “we” instead of “the Trust”).

ANNUAL REPORT	DECEMBER 31, 2015	49

Approval of Investment Advisory Contract and Other Agreements

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Supervision and Administration Agreement and Amended and Restated Asset Allocation Sub-Advisory Agreement

At a meeting held on August 10-11, 2015, the Board of Trustees (the “Board”) of PIMCO Variable Insurance Trust (the “Trust”), including all of the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved the Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) between the Trust, on behalf of each of the Trust’s series (the “Portfolios”), and Pacific Investment Management Company LLC (“PIMCO”) for an additional one-year term through August 31, 2016. The Board also considered and unanimously approved for an additional one-year term through August 31, 2016, the Supervision and Administration Agreement (together with the Investment Advisory Contract, the “Agreements”) between the Trust, on behalf of the Portfolios, and PIMCO. In addition, the Board considered and unanimously approved the renewal of the Amended and Restated Asset Allocation Sub-Advisory Agreement (the “Asset Allocation Agreement”) between PIMCO, on behalf of PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio, each a series of the Trust, and Research Affiliates, LLC (“Research Affiliates”) for an additional one-year term through August 31, 2016.

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of the past year, the Trustees received a wide variety of materials relating to the services provided by PIMCO and Research Affiliates to the Trust. At each of its quarterly meetings, the Board reviewed the Portfolios’ investment performance and a significant amount of information relating to Portfolio operations, including shareholder services, valuation and custody, the Portfolios’ compliance program and other information relating to the nature, extent and quality of services provided by PIMCO and Research Affiliates to the Trust. In considering whether to approve the renewal of the Agreements and the Asset Allocation Agreement, the Board also reviewed supplementary information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial information for PIMCO and, where relevant, Research Affiliates, information regarding the profitability to PIMCO of its relationship with the Portfolios, information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Portfolios, and information about the fees charged and services provided to other clients with similar investment mandates as the Portfolios (where applicable). In addition, the Board reviewed materials provided by counsel to the Trust and the Independent Trustees, which included, among other things, memoranda outlining legal duties of the Board in considering the continuation of the Agreements and the Asset Allocation Agreement.

(b) Review Process:  In connection with the renewal of the Agreements and the Asset Allocation Agreement, the Board reviewed written materials prepared by PIMCO and, where applicable, Research Affiliates in response to requests from counsel to the Trust and the Independent Trustees. The Board requested and received assistance and advice regarding applicable legal standards from counsel to the Trust and the Independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board heard oral presentations on matters related to the Agreements and the Asset Allocation Agreement and met both as a full Board and in a separate session of the Independent Trustees, without management present, at the August 10-11, 2015 meeting. The Independent Trustees also conducted a telephonic meeting with counsel to the Trust and the Independent Trustees on July 30, 2015 and executive sessions on August 10, 2015 to discuss the materials presented. In addition, the Independent Trustees requested and received from PIMCO additional information including, but not limited to, information related to profitability and comparative performance information.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and the Asset Allocation Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in assets under management. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes

50	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to reasonably assure compliance with applicable laws and regulations and its commitment to these programs, its oversight of matters that may involve conflicts of interest between the Portfolios’ investments and those of other accounts managed by PIMCO, and its efforts to keep the Trustees informed about matters relevant to the Portfolios and their shareholders. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has enhanced PIMCO’s service to the Funds and has allowed PIMCO to introduce innovative new funds over time. In addition, the Board considered the nature and quality of services provided by PIMCO to the wholly-owned subsidiaries of applicable Portfolios.

The Trustees considered information they had received about the steps that PIMCO has taken in recent years with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the counterparty risk committee, which oversees counterparty risk on a firm-wide basis, continually evaluating requests to add or remove approved counterparties as market needs and conditions warrant. The Trustees also considered that, over the last several years, PIMCO has continued to strengthen the process it uses to assess the financial stability of counterparties with which the Portfolios do business, to manage collateral and to protect portfolios from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that, consistent with its fiduciary duty, PIMCO executes transactions through a competitive best execution process and uses only those counterparties that meet its stringent and monitored criteria. The Trustees considered that PIMCO’s collateral management team utilizes a counterparty risk system to analyze portfolio level exposure and collateral being exchanged with counterparties.

In addition, the Trustees considered new services and service enhancements that PIMCO has implemented since the Board renewed the Agreements in 2014, including, but not limited to: conducting a targeted review of quality and efficiency in the valuation process; expanding the analytical review of shareholder reports by State Street Bank and Trust Company, the Portfolios’ custodian; developing a process for monthly forecasts of taxable and book income to enhance portfolio management of investment income; continuing the expansion of a proprietary performance reconciliation tool, which includes next-day comparison of daily internal performance to custodian bank performance to identify potential errors and guardrail net asset value calculations; developing and implementing the Global Process Monitor application, which includes real-time tracking and escalation protocols for critical activities; and implementing monthly cash flow reporting processes to support client and media demands for information about investor flows and assets under management data. The Trustees also considered the recent outflows from the Portfolios. The Trustees further considered whether the decline in the Portfolios’ assets and the reduction in PIMCO’s total assets under management materially impacted the service quality or resources available to the Portfolios. The Trustees concluded that there has been no adverse impact to service quality or resources available to the Portfolios.

Similarly, the Board considered the asset allocation services provided by Research Affiliates to the PIMCO All Asset Portfolio and PIMCO All Asset All Authority Portfolio. The Board noted that the PIMCO All Asset All Authority Portfolio recently commenced operations. The Board also considered the depth and quality of Research Affiliates’ investment management and research capabilities, the experience and capabilities of its portfolio management personnel and, in particular, the experience and capabilities of Robert Arnott, Research Affiliates’ principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO under the Agreements and by Research Affiliates under the Asset Allocation Agreement are likely to benefit the Portfolios and their respective shareholders (as applicable).

(b) Other Services:  The Board also considered the nature, extent, quality and cost of supervisory and administrative services provided by PIMCO to the Portfolios under the Supervision and Administration Agreement. The Board noted that the Supervision and Administration Agreement was approved at the August 2008 Board meeting to replace the Trust’s previous Administration Agreement. The purpose of the change was to reflect the increased scope and complexity of supervisory and administrative services that PIMCO had been providing to the Trust pursuant to the Administration Agreement.

The Board considered the terms of the Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services provided pursuant to that agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of these services and its supervision of the Trust’s third party service providers to assure

ANNUAL REPORT	DECEMBER 31, 2015	51

Approval of Investment Advisory Contract and Other Agreements (Cont.)

that these service providers continue to provide a high level of service relative to alternatives available in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited, and will likely continue to benefit, the Portfolios and their shareholders.

3. INVESTMENT PERFORMANCE

The Board received and examined information from PIMCO concerning the Portfolios’ performance, as available, over short- and long-term periods ended May 31, 2015 and other performance data, as available, over short- and long-term periods ended June 30, 2015 (the “PIMCO Report”) and from Lipper concerning the Portfolios’ performance, as available, over short- and long-term periods ended May 31, 2015 (the “Lipper Report”).

The Board considered information regarding both the short-term and long-term investment performance of each Portfolio relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 10-11, 2015 meeting. The Trustees noted that a majority of the Portfolios outperformed their respective Lipper medians over the three-year and longer periods ended May 31, 2015.

The Board also noted that, as of May 31, 2015, the Administrative Class of 44%, 79% and 92% of the Portfolios outperformed its Lipper category median on a net-of-fees basis over the three-year, five-year and ten-year periods, respectively. The Trustees considered that other classes of each Portfolio would have substantially similar performance to that of the Administrative Class of the relevant Portfolio on a relative basis because all of the classes are invested in the same portfolio of investments and that differences in performance among classes could principally be attributed to differences in the supervisory and administrative fees and distribution and servicing expenses of each class. The Board also considered that the investment objectives of certain of the Portfolios may not always be identical to those of the other funds in their respective peer groups and that the Lipper categories do not: separate funds based upon maturity or duration; account for the applicable Portfolios’ hedging strategies; distinguish between enhanced index and actively managed equity strategies; include as many subsets as the Portfolios offer (i.e., Portfolios may be placed in a “catch-all” Lipper category to which they do not properly belong); or account for certain fee waivers. The Board noted that, due to these differences, performance comparisons between certain of the Portfolios and their so-called peers may not be particularly relevant to the consideration of Portfolio performance.

The Board noted that 63% or more of the assets of the Trust had outperformed their respective benchmarks on a net-of-fees basis over the three-year, five-year and ten-year periods ending May 31, 2015 (based on the performance of the Administrative Class). The Board also noted that 8 of 14 Portfolios, representing 69% of the total assets of the Trust, had outperformed their respective benchmark indexes on a net-of-fees basis over the five-year period ending May 31, 2015. The Board also noted that, while the Lipper universe comparisons provide a valuable performance comparison reference, there are certain Portfolios that do not fit neatly into their respective Lipper classifications. The Board also discussed actions that have been taken by PIMCO to attempt to improve performance and took note of PIMCO’s plans to monitor performance going forward. The Board also considered that the Trust’s assets were over $20 billion as of December 31, 2014.

The Board considered PIMCO’s discussion of the intensive nature of managing bond funds, noting that it requires the management of a number of factors, including: varying maturities; prepayments; collateral management; counterparty management; pay-downs; credit events; workouts; derivatives; net new issuance in the bond market; and decreased market maker inventory levels. The Board noted that in addition to managing these factors, PIMCO must also balance risk controls and strategic positions in each portfolio it manages, including the Portfolios. Despite these challenges, the Board noted that PIMCO has generated “alpha” (i.e., non-market correlated excess performance) for its clients over time, including the Trust.

The Board ultimately determined, within the context of all of its considerations in connection with the Agreements, that the Trust’s overall investment performance was strong, and concluded that PIMCO’s performance record and process in managing the Portfolios indicates that its continued management is likely to benefit the Portfolios and their shareholders, and merits the approval of the continuation of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price funds to scale at the outset with reference to the total expense ratios of the respective Lipper median (if available), while providing a premium for innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Portfolio or class of shares, it considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential Portfolio returns to current and potential investors. Fees charged to or proposed for different Portfolios for advisory services and supervisory and administrative services may vary in light of these various factors. The Board also considered that PIMCO reviews the Portfolios’ fee levels

52	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

and carefully considers reductions where appropriate. Further, the Board noted that PIMCO believes that the growth in the Trust’s assets under management over the long-term and long-term positive net flows are important indicators of proper and effective pricing.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Portfolios (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. The Board also reviewed information relating to the sub-advisory fees paid to Research Affiliates with respect to applicable Portfolios, taking into account that PIMCO compensates Research Affiliates from the advisory fees paid by such Portfolios to PIMCO. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in a “Peer Group” of comparable funds, as well as the universe of other similar funds. The Board noted that a number of Portfolios have total expense ratios that fall below the average and median expense ratios in their Peer Group and Lipper universe. In addition, the Board noted the fee waivers in place with respect to the fees that might result from investments by applicable Portfolios in their respective wholly-owned subsidiaries.

The Board also reviewed data comparing the Portfolios’ advisory fees to the standard fee rate PIMCO charges to separate accounts and as sub-adviser to other investment companies with a similar investment strategy, including differences in advisory services provided. The Board noted that advisory fees for most Portfolios were similar to the fee rates charged to separate account strategies with the same investment strategies as the Portfolios. In cases where the fees for other clients were lower than those charged to the Portfolios, the Trustees noted that the differences in fees were attributable to various factors, including differences in the advisory and other services provided by PIMCO to the Portfolios, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements that justify different levels of fees.

Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third-party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Portfolios. The Trustees also took into account that there are various reasons for any such difference in fees, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial risk and regulatory requirements, differing legal liabilities on a contract-by-contract basis and different servicing requirements when it does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations as compared to when PIMCO serves as investment adviser and sponsor.
The Board considered the Portfolios’ supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board also considered that as the Portfolios’ business has become increasingly complex, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. In addition, the Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee and, in return, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Portfolios, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board further considered that many other funds pay for these services separately, and thus it is difficult to directly compare the Trust’s unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board also considered that the unified supervisory and administrative fee leads to Portfolio fees that are fixed, rather than variable. The Board noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Portfolio fees at competitive levels even if the Portfolios’ operating costs rise when assets remain flat or decrease. The Board also considered that the Portfolios’ unified fee structure meant that fees were not impacted by recent outflows in certain Portfolios, unlike funds without a unified fee structure, which may see increased expense ratios when fixed costs are passed through to a smaller asset base. The Board further noted that, with few exceptions, PIMCO has generally maintained Portfolio fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Portfolios in prior years. The Board concluded that the Portfolios’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall Portfolio fees, which is beneficial to the Portfolios and their shareholders.

The Board considered the Portfolios’ total expenses and discussed with PIMCO those Portfolios and/or classes of Portfolios that had above median total expenses. The Board noted that several Portfolios launched in recent years have been unique products that have few peers (if any), and cannot easily be grouped with comparable funds. Upon comparing the Portfolios’ total expenses to other funds in the “Peer Groups” provided by Lipper, the Board found total expenses of each Portfolio to be reasonable.

The Trustees also considered the advisory fees charged to the Portfolios that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying funds in which the Funds of Funds may invest and,

ANNUAL REPORT	DECEMBER 31, 2015	53

Approval of Investment Advisory Contract and Other Agreements (Cont.)

therefore, such services were not duplicative of the advisory services provided to the underlying funds. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

Based on the information presented by PIMCO, Research Affiliates and Lipper, members of the Board determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, as well as the total expenses of each Portfolio, are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to the Portfolios as a whole, as well as the resulting level of profits to PIMCO, noting that those results were lower than in the previous year due to the impact of the Portfolios’ overall outflows. To the extent applicable, the Board also reviewed information regarding the portion of a Portfolio’s advisory fee retained by PIMCO, following the payment of sub-advisory fees to Research Affiliates, with respect to the Portfolio. Additionally, the Board noted that profit margins with respect to the Portfolios were within the ranges, although above the median, of publicly held investment management companies reported by Lipper and Strategic Insight (an independent provider of fund industry research). The Board noted that the PIMCO’s profit margin with respect to the Trust shows that the Trust is profitable, although less so than PIMCO Funds due to payments made by PIMCO to participating insurance companies. The Board also noted that it had received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, cyber security, information security, shareholder privacy, business continuity planning, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board noted that PIMCO shares the benefits of economies of scale with the Portfolios and their shareholders in a number of ways, including through the pricing of Portfolios to scale from inception and the enhancement of services provided to the Portfolios in return for fees paid. The Board reviewed the history of the Portfolios’ fee structure. The Board considered that the Portfolios’ unified fee rates had been set competitively and/or priced to scale from inception, had been held steady at that scaled competitive rate for most Portfolios as assets grew, or as assets declined in the case of some Portfolios, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing Portfolio shareholders of the fees associated with the Portfolios, and that the Portfolios bear certain expenses that are not covered by the advisory fee or the unified fee.

The Trustees considered that the unified fee has provided inherent economies of scale because a Portfolio maintains competitive fixed unified fees even if the particular Portfolio’s assets decline and/or operating costs rise. The Trustees further considered that, in contrast, breakpoints are a proxy for charging higher fees on lower asset levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also considered that, unlike the Portfolios’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees also considered that the unified fee protects shareholders from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those referenced above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Portfolios’ cost structures were reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and each of the Portfolios, to the benefit of their respective shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust. The Board also considered that affiliates of PIMCO provide distribution and shareholder services to the Portfolios and their respective shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Portfolios’ Rule 12b-1 plans or otherwise. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Portfolios, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on their review, including their consideration of each of the factors summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services rendered to the Portfolios by PIMCO and Research Affiliates favored the renewal of the Agreements and the Asset Allocation Agreement. The Independent Trustees and the Board as a whole concluded that the Agreements and the Asset Allocation Agreement continued to be fair and reasonable to the Portfolios and their shareholders, that the Portfolios’ shareholders received reasonable value in return for the fees

54	PIMCO VARIABLE INSURANCE TRUST

(Unaudited)

paid to PIMCO by the Portfolios under the Agreements and the fees paid to Research Affiliates by PIMCO under the Asset Allocation Agreement, and that the renewal of the Agreements and the Asset Allocation Agreement was in the best interests of the Portfolios and their shareholders.

ANNUAL REPORT	DECEMBER 31, 2015	55

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Variable Insurance Trust.

pvit.pimco-funds.com

PVIT19AR_123115

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer and principal financial officer. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the principal executive officer or principal financial officer during the period covered by this report.

A copy of the Code is included as an exhibit to this report.

Item 3.	Audit Committee Financial Expert.

(a)	The Board of Trustees has determined that Ronald C. Parker, who serves on the Board’s audit committee, qualifies as an “audit committee financial expert” as such term is defined in the instructions to this Item 3. The Board has also determined that Mr. Parker is “independent” as such term is interpreted under this Item 3.

Item 4.	Principal Accountant Fees and Services.

(a)	Fiscal Year Ended	Audit Fees
	December 31, 2015	$702,377
	December 31, 2014	$678,672

(b)	Fiscal Year Ended	Audit-Related Fees (1)
	December 31, 2015	$12,000
	December 31, 2014	$4,500

(c)	Fiscal Year Ended	Tax Fees (2)
	December 31, 2015	$—
	December 31, 2014	$—

(d)	Fiscal Year Ended	All Other Fees (3)
	December 31, 2015	$—
	December 31, 2014	$—

“Audit Fees” represents aggregate fees billed for each of the last two fiscal years for professional services rendered for the audit of the PIMCO Variable Insurance Trust (the “Trust” or “Registrant”) annual financial statements or services that are normally provided by the accountant in connection with statutory or regulatory filings or engagements for those fiscal years.

“Audit-Related Fees” represents aggregate fees billed for each of the last two fiscal years for assurance and related services reasonably related to the performance of the audit of the Trust’s annual financial statements for those    years.(1)

“Tax Fees” represents aggregate fees billed for each of the last two fiscal years for professional services related to tax compliance, tax advice and tax planning, including review of federal and state income tax returns, review of excise tax distribution requirements and preparation of excise tax returns.

“All Other Fees” represents aggregate fees, if any, billed for other products and services rendered by the principal accountant to the Trust for the last two fiscal years.

(1)	Includes aggregate fees billed for review of the Registrant’s semi-annual reports to shareholders related to fair value securities held by the Trust.
(2)	There were no “Tax Fees” for the last two fiscal years.
(3)	There were no “All Other Fees” for the last two fiscal years.

(e)	Pre-approval policies and procedures

(1) The Registrant’s Audit Committee has adopted pre-approval policies and procedures (the “Procedures”) to govern the Audit Committee’s pre-approval of (i) all audit services and permissible non-audit services to be provided to the Registrant by its independent accountant, and (ii) all permissible non-audit services to be provided by such independent accountant to the Registrant’s investment adviser and to any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant (collectively, the “Service Affiliates”) if the services provided directly relate to the Registrant’s operations and financial reporting. In accordance with the Procedures, the Audit Committee is responsible for the engagement of the independent accountant to certify the Registrant’s financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided to the Registrant and its Service Affiliates, the Procedures provide that the Audit Committee may annually pre-approve a list of types or categories of non-audit services that may be provided to the Registrant or its Service Affiliates, or the Audit Committee may pre-approve such services on a project-by-project basis as they arise. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent accountant. The Procedures also permit the Audit Committee to delegate authority to one or more of its members to pre-approve any proposed non-audit services that have not been previously pre-approved by the Audit Committee, subject to the ratification by the full Audit Committee no later than its next scheduled meeting.

(2) With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)

	Aggregate Non-Audit Fees Billed to Entity
Entity	December 31, 2015	December 31, 2014
PIMCO Variable Insurance Trust	$12,000	$4,500
Pacific Investment Management Company LLC (“PIMCO”)	9,180,305	8,200,269

Totals	$9,192,305	$8,204,769

(h)	The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant which were not pre-approved (not requiring preapproval) is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The audit committee is comprised of:

George E. Borst;

E. Philip Cannon;

Jennifer Holden Dunbar;

Gary F. Kennedy;

Peter B. McCarthy;

Ronald C. Parker.

Item 6.	Schedule of Investments.

The Schedule of Investments is included as part of the reports to shareholders under Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Trust’s Board of Trustees since the Trust last provided disclosure in response to this item.

Item 11.	Controls and Procedures.

(a)	The principal executive officer and principal financial & accounting officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) provide reasonable assurances that material information relating to the Registrant is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Exhibit 99.CODE—Code of Ethics to Section 406 of the Sarbanes-Oxley Act of 2002.

(a)(2)	Exhibit 99.CERT—Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(b)	Exhibit 99.906CERT—Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO Variable Insurance Trust

By:	/s/ Peter G. Strelow
Peter G. Strelow
President (Principal Executive Officer)

Date:	February 26, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Peter G. Strelow
Peter G. Strelow
President (Principal Executive Officer)

Date:	February 26, 2016

By:	/s/ Trent W. Walker
Trent W. Walker
Treasurer (Principal Financial & Accounting Officer)

Date:	February 26, 2016